UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23305

AMERICAN CENTURY ETF TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	08-31

Date of reporting period:	08-31-2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)    Provided under separate cover.

Annual Report

August 31, 2023

American Century® Diversified Corporate Bond ETF (KORP)
American Century® Diversified Municipal Bond ETF (TAXF)
American Century® Emerging Markets Bond ETF (AEMB)
American Century® Multisector Floating Income ETF (FUSI)
American Century® Multisector Income ETF (MUSI)
American Century® Select High Yield ETF (AHYB)
American Century® Short Duration Strategic Income ETF (SDSI)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Diversified Corporate Bond ETF (KORP)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	5 years	Since Inception	Inception Date
Net Asset Value	1.85%	1.55%	1.23%	1/11/2018
Market Price	2.13%	1.50%	1.23%	1/11/2018
Bloomberg U.S. Intermediate Corporate Bond Index	2.00%	1.82%	1.55%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2018

Value on August 31, 2023
Net Asset Value — $10,714

Bloomberg U.S. Intermediate Corporate Bond Index — $10,908

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Charles Tan, Jason Greenblath, Jeffrey Houston, Gavin Fleischman and Le Tran

Performance Review

American Century Diversified Corporate Bond ETF returned 2.13% on a market price basis for the 12-month period ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 1.85%. For the same period, the Bloomberg U.S. Intermediate Corporate Bond Index, the fund’s benchmark index, returned 2.00%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

After ending 2022 on a disappointing note, broad bond market sentiment improved early in 2023. Growing expectations for the Federal Reserve (Fed) to end its rate-hike campaign amid moderating inflation and slowing economic growth helped restore investor demand for bonds. At the same time, Treasury yields rose across the yield curve, generating a better backdrop for income-seeking investors.

Nevertheless, the optimism prevalent in early 2023 faded somewhat by period-end. Amid persistent inflation, investors came to terms with the Fed likely holding rates higher for longer than previously expected. Additionally, growing recession worries and tighter bank lending standards challenged the corporate bond market late in the reporting period.

Security Selection Aided Relative Performance

Security selection contributed to relative results for the 12-month period. Our choices in the financial institutions (mainly banks), industrials, consumer noncyclical and technology, media and telecommunications sectors primarily drove results at the security level.

Sector allocation was generally flat versus the index. However, our weightings in the machinery and health care industries and underweights versus the index in the integrated energy and retail segments had an overall positive influence on allocation.

Our defensive credit exposure slightly detracted from performance. We generally favored a higher-quality bias, to align with our concerns about valuations and the macroeconomic direction. As such, we maintained a smaller-than-typical weighting in high-yield bonds, which significantly outperformed investment-grade corporates for the reporting period.

Duration Detracted

We began extending duration in late 2022, as recession risk increased and Treasury yields rose to multiyear highs. We maintained this strategy into 2023, given our expectations for the economy to slow and yields to decline. This positioning, which included Treasury futures, detracted from results as Treasury yields generally rose through the 12-month period.
4

Fund Characteristics

AUGUST 31, 2023

Diversified Corporate Bond ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	92.6%
U.S. Treasury Securities	4.0%
Municipal Securities	0.2%
Short-Term Investments	2.6%
Other Assets and Liabilities	0.6%
5

Performance

Diversified Municipal Bond ETF (TAXF)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	1.70%	1.91%	9/10/2018
Market Price	1.85%	1.93%	9/10/2018
S&P National AMT-Free Municipal Bond Index	2.17%	1.64%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2023
Net Asset Value — $10,989

S&P National AMT-Free Municipal Bond Index — $10,843

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Joseph Gotelli and Alan Kruss

Performance Review

American Century Diversified Municipal Bond ETF returned 1.85% on a market price basis for the 12 months ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 1.70%. For the same period, the S&P National AMT-Free Municipal Bond Index, the fund’s benchmark index, returned 2.17%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

After ending 2022 on a disappointing note, broad municipal bond (muni) market sentiment improved early in 2023. Growing expectations for the Federal Reserve to end its rate-hike campaign amid moderating inflation and slowing economic growth helped restore investor demand for bonds. At the same time, the yield backdrop became more attractive for investors seeking tax-exempt income.

Also, despite declining state tax revenues, strong reserve fund balances and conservative budgeting practices suggested most states were prepared for a slowing economy. Additionally, municipal credit fundamentals remained resilient, and outflows from the muni asset class generally stabilized compared with 2022.

Investment-grade munis broadly outperformed the U.S. Treasury index, which declined for the 12-month period. Investment-grade munis also outperformed high-yield munis.

Sector Allocation, Security Selection Weighed on Relative Results

Sector allocation was the main driver of the fund’s underperformance versus the index. Overweight positions versus the index in the hospital and charter school sectors and an out-of-index position in retirement communities largely accounted for the lagging results. Conversely, underweight exposure in the prefunded and state general obligation (GO) sectors contributed and helped offset some of the negative allocation effects.

Security selection was a modest detractor for the period, largely due to our choices in the special tax, local GO and public power sectors. These holdings more than offset positive selection results in the toll facilities and other transportation sectors.

Anticipating a more challenging economic environment, we continued to review the fund’s exposure to credit risk. This effort reduced the fund’s exposure to out-of-index high-yield munis from approximately 10% on August 31, 2022, to approximately 9% at period-end.

Yield Curve Strategy Boosted Results

Our yield curve positioning, which generally favored the intermediate portion of the curve, had a positive influence on relative performance. The fund’s yield curve exposure more than offset the negative effects of maintaining a modestly longer-than-index duration in the rising-rate environment.

7

Fund Characteristics

AUGUST 31, 2023

Diversified Municipal Bond ETF
Types of Investments in Portfolio	% of net assets
Municipal Securities	97.2%
Short-Term Investments	3.3%
Other Assets and Liabilities	(0.5)%

Top Five States and Territories	% of net assets
Texas	11.1%
New York	9.3%
California	6.7%
Illinois	6.5%
Florida	6.4%

Top Five Sectors	% of fund investments
Special Tax	15%
General Obligation (GO) - Local	11%
General Obligation (GO) - State	10%
Water & Sewer	9%
Hospital	8%

8

Performance

Emerging Markets Bond ETF (AEMB)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	3.40%	-8.28%	6/29/2021
Market Price	4.14%	-8.20%	6/29/2021
JP Morgan EMBI Global Diversified Index	5.77%	-7.22%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made June 29, 2021

Value on August 31, 2023
Net Asset Value — $8,288

JP Morgan EMBI Global Diversified Index — $8,498

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: John Lovito, Thomas Youn and Rajat Ahuja

Performance Review

American Century Emerging Markets Bond ETF returned 4.14% on a market price basis for the 12-month period ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 3.40%. For the same period, the JP Morgan EMBI Global Diversified Index, the fund’s benchmark index, returned 5.77%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Performance among emerging markets bonds rebounded compared with the previous fiscal year. Central banks in many emerging markets countries had started tightening monetary policy ahead of their developed markets counterparts. Accordingly, as inflation eased, many central banks concluded their rate-hike campaigns and moved closer to easing policy. Additionally, the U.S. dollar depreciated during the 12-month period, which provided a boost to emerging markets assets.

The positive sentiment faded somewhat late in the reporting period. Slowing global growth data and mounting challenges in China’s economy led to heightened uncertainty for the asset class.

Security Selection Weighed on Results

Security selection was the primary performance detractor versus the index, particularly among Latin American sovereigns. Holdings in Brazil and Mexico were key laggards, largely due to the hedging positions we held in these countries. Positions in El Salvador and Guatemala also detracted. Sovereign security selection in the Middle East also broadly weighed on relative results, while our choices in Africa and the Asia/Pacific region boosted performance. Meanwhile, security selection among quasi-sovereigns was broadly negative.

The fund’s yield curve strategy detracted from relative results, largely due to our duration position.

Allocation Contributed to Performance

Overall, our asset allocation decisions modestly boosted results. Our weightings in nominal government bonds, sovereigns and quasi-sovereigns, along with a larger-than-usual allocation to cash equivalents, aided performance. Meanwhile, exposure to corporate bonds and our high-yield hedging strategy weighed on results.

In terms of quality, our limited exposure to lower-rated high-yield securities detracted from performance. Given our expectations for a global economic downturn, we largely avoided securities with B and CCC credit weightings, which outperformed in the better-than-expected economic environment.
10

Fund Characteristics

AUGUST 31, 2023

Emerging Markets Bond ETF
Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	52.6%
Corporate Bonds	32.6%
U.S. Treasury Securities	4.8%
Preferred Stocks	0.3%
Short-Term Investments	8.7%
Other Assets and Liabilities	1.0%
11

Performance

Multisector Floating Income ETF (FUSI)
Total Returns as of August 31, 2023	Since Inception	Inception Date
Net Asset Value	3.51%	3/14/2023
Market Price	3.90%	3/14/2023
Bloomberg U.S. 1-3 Month Treasury Bill Index	2.34%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Total Annual Fund Operating Expenses
0.27%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
12

Portfolio Commentary

Portfolio Managers: Charles Tan and Jason Greenblath

Peter Van Gelderen left the portfolio management team effective August 31, 2023.

Performance Review

American Century Multisector Floating Income ETF returned 3.90%* on a market price basis for the period from the fund’s inception on March 14, 2023, through August 31, 2023. On a net asset value (NAV) basis, the fund returned 3.51%. For the same period, the Bloomberg U.S. 1-3 Month Treasury Bill Index, the fund’s benchmark index, returned 2.34%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

After ending 2022 on a disappointing note, broad bond market sentiment improved early in 2023. Growing expectations for the Federal Reserve (Fed) to end its rate-hike campaign amid moderating inflation and slowing economic growth helped restore investor demand for bonds. At the same time, Treasury yields rose across the yield curve, generating a better backdrop for income-seeking investors.

Nevertheless, the optimism prevalent in early 2023 faded somewhat by period-end. Amid persistent inflation, investors came to terms with the Fed likely holding rates higher for longer than previously expected.

Securitized Holdings Boosted Relative Performance

Our asset allocation decisions were broadly positive for the reporting period, with out-of-index positioning in the securitized sector driving results. Specifically, non-agency commercial mortgage-backed securities and collateralized loan obligations were key contributors. Our non-agency collateralized mortgage obligations and asset-backed securities also enhanced performance.

Additionally, our U.S. government securities aided relative results. Overall, we maintained a focus on higher-quality securities. At period-end, 91% of the fund’s holdings were rated A or better.

*Total returns for periods less than one year are not annualized.
13

Fund Characteristics

AUGUST 31, 2023

Multisector Floating Income ETF
Types of Investments in Portfolio	% of net assets
Collateralized Loan Obligations	41.4%
U.S. Treasury Securities	30.4%
Commercial Mortgage-Backed Securities	15.6%
Collateralized Mortgage Obligations	9.0%
Asset-Backed Securities	1.5%
Short-Term Investments	1.7%
Other Assets and Liabilities	0.4%
14

Performance

Multisector Income ETF (MUSI)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	1.63%	-3.49%	6/29/2021
Market Price	2.12%	-3.38%	6/29/2021
Bloomberg U.S. Aggregate Bond Index	-1.19%	-5.56%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made June 29, 2021

Value on August 31, 2023
Net Asset Value — $9,257

Bloomberg U.S. Aggregate Bond Index — $8,831

Total Annual Fund Operating Expenses
0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
15

Portfolio Commentary

Portfolio Managers: Charles Tan, Jason Greenblath and Jeffrey Houston

Peter Van Gelderen left the portfolio management team effective August 31, 2023.

Performance Review

American Century Multisector Income ETF returned 2.12% on a market price basis for the 12-month period ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 1.63%. For the same period, the Bloomberg U.S. Aggregate Bond Index, the fund’s benchmark index, returned -1.19%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

After ending 2022 on a disappointing note, broad bond market sentiment improved early in 2023. Growing expectations for the Federal Reserve (Fed) to end its rate-hike campaign amid moderating inflation and slowing economic growth helped restore investor demand for bonds. At the same time, Treasury yields rose across the yield curve, generating a better backdrop for income-seeking investors.

Nevertheless, the optimism prevalent in early 2023 faded somewhat by period-end. Amid persistent inflation, investors came to terms with the Fed likely holding rates higher for longer than previously expected. Additionally, growing recession worries and tighter bank lending standards created a more cautious backdrop for credit-sensitive securities late in the reporting period.

Securitized, High-Yield Securities Aided Performance

The fund’s allocations to securitized securities and corporate credit were top contributors to performance. Out-of-index exposure to asset-backed securities, collateralized loan obligations, non-agency commercial mortgage-backed securities and non-agency collateralized mortgage obligations drove results in the securitized sector. Among corporate credit, out-of-index high-yield bonds were strong contributors, followed by investment-grade corporates.

Elsewhere, our U.S. dollar-denominated emerging markets bonds contributed to results. A larger-than-usual position in cash equivalents also helped performance. Furthermore, these cash holdings may help us take advantage of expected attractive buying opportunities as the economy slows.

Duration Strategy Detracted

We began extending duration in late 2022, as recession risk increased and Treasury yields rose to multiyear highs. We maintained this strategy into 2023, given our expectations for the economy to slow and yields to decline. This positioning, which included Treasury futures, detracted from results as Treasury yields generally rose through the 12-month period.

16

Fund Characteristics

AUGUST 31, 2023

Multisector Income ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	41.0%
U.S. Treasury Securities	23.8%
Collateralized Loan Obligations	8.9%
Asset-Backed Securities	7.9%
U.S. Government Agency Mortgage-Backed Securities	5.0%
Collateralized Mortgage Obligations	4.6%
Commercial Mortgage-Backed Securities	4.3%
Bank Loan Obligations	1.4%
Sovereign Governments and Agencies	1.1%
Preferred Stocks	1.1%
Short-Term Investments	9.5%
Other Assets and Liabilities	(8.6)%
17

Performance

Select High Yield ETF (AHYB)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	7.14%	-2.04%	11/16/2021
Market Price	7.82%	-1.98%	11/16/2021
ICE BofA U.S. High Yield Constrained (BB-B) Index	6.72%	-2.30%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made November 16, 2021

Value on August 31, 2023
Net Asset Value — $9,638

ICE BofA U.S. High Yield Constrained (BB-B) Index — $9,592

Total Annual Fund Operating Expenses
0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
18

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.

Subadvisor: Nomura Corporate Research and Asset Management Inc.

Portfolio Managers: David Crall, Amy Yu Chang, Stephen Kotsen, Derek Leung and Rene Casis

Performance Review

American Century Select High Yield ETF returned 7.82% on a market price basis for the 12-month period ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 7.14%. For the same period, the ICE BofA U.S. High Yield Constrained (BB-B) Index, the fund’s benchmark index, returned 6.72%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

The high-yield market experienced a sharp drop in September 2022. Hawkish rhetoric from the Federal Reserve (Fed), including the “higher for longer” theme, pressured the higher-quality segment of the U.S. high-yield market. But the faster-than-expected decline in U.S. inflation led to a broad rally in October and November. The high-yield market gave back some of its gains in December, and the index declined more than 10% in 2022.

The recovery resumed in early 2023 until the collapse of several banks in March and early April. Fast action by the Fed and other central banks spurred a relief rally and calmed the market’s contagion fears. Moderating inflation, slow growth and broadly stable employment data supported further high-yield gains through period-end. Light new issuance in the high-yield market provided further technical support during the fiscal year.

Security Selection Drove Results

Overall, positive security selection, particularly among securities with B and BB credit ratings, aided performance. These selections more than offset the negative effects of overweight positions versus the index in the BBB and CCC ratings categories.

From a sector perspective, recreation and travel was a top contributor, largely due to an overweight stake in cruise lines. Positions in Carnival Cruise Line, Royal Caribbean Group and Norwegian Cruise Line Holdings benefited from the strong recovery in consumer travel spending. In the specialty retail sector, another top contributor, we avoided credit problems, including home shopping network QVC and online shopping portal Rakuten Group. We passed on a new issue from Rakuten in late 2022 due to concerns around cash burn, accessing equity value and covenants, which helped performance in the first half of 2023. Our positions in the financial services sector also boosted results.

The air transportation and energy exploration and production sectors were the main detractors for the period. Cargo airline Western Global Airlines filed for bankruptcy after the unexpected loss of its largest client made its levered capital structure unsustainable. We exited the position by period-end. Occidental Petroleum, an oil and gas exploration company, detracted slightly. The company’s long-duration bonds gave back some gains ahead of Occidental’s upgrade to investment-grade status in May.

19

Fund Characteristics

AUGUST 31, 2023

Select High Yield ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	93.8%
Preferred Stocks	0.7%
Short-Term Investments	10.0%
Other Assets and Liabilities	(4.5)%
20

Performance

Short Duration Strategic Income ETF (SDSI)
Total Returns as of August 31, 2023	Since Inception	Inception Date
Net Asset Value	4.98%	10/11/2022
Market Price	5.27%	10/11/2022
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	2.90%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on The Nasdaq Stock Market LLC.

Growth of $10,000 Over Life of Fund
$10,000 investment made October 11, 2022

Value on August 31, 2023
Net Asset Value — $10,498

Bloomberg U.S. 1-3 Year Government/Credit Bond Index — $10,290

Total Annual Fund Operating Expenses
0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
21

Portfolio Commentary

Portfolio Managers: Charles Tan, Jason Greenblath and Jeffrey Houston

Peter Van Gelderen left the portfolio management team effective August 31, 2023.

Performance Review

American Century Short Duration Strategic Income ETF returned 5.27%* on a market price basis for the period from the fund’s inception on October 11, 2022, through August 31, 2023. On a net asset value (NAV) basis, the fund returned 4.98%. For the same period, the Bloomberg U.S. 1-3 Year Government/Credit Bond Index, the fund’s benchmark index, returned 2.90%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

After ending 2022 on a disappointing note, broad bond market sentiment improved early in 2023. Growing expectations for the Federal Reserve (Fed) to end its rate-hike campaign amid moderating inflation and slowing economic growth helped restore investor demand for bonds. At the same time, Treasury yields rose across the yield curve, generating a better backdrop for income-seeking investors.

Nevertheless, the optimism prevalent in early 2023 faded somewhat by period-end. Amid persistent inflation, investors came to terms with the Fed likely holding rates higher for longer than previously expected. Additionally, growing recession worries and tighter bank lending standards created a more cautious backdrop for credit-sensitive securities late in the reporting period.

Securitized, High-Yield Securities Aided Performance

The fund’s allocations to securitized securities and corporate credit were top contributors to performance. Out-of-index exposure to asset-backed securities, collateralized loan obligations, non-agency collateralized mortgage obligations and non-agency commercial mortgage-backed securities drove results in the securitized sector. Among corporate credit, investment-grade corporates and an out-of-index allocation to high-yield bonds were strong contributors.

Additionally, our U.S. dollar-denominated emerging markets bonds contributed to results. A larger-than-usual position in cash equivalents also helped performance. Furthermore, these cash holdings may help us take advantage of expected attractive buying opportunities as the economy slows.

Duration Strategy Detracted

We began positioning the portfolio at the longer end of its target duration range in late 2022, as recession risk increased and Treasury yields rose to multiyear highs. We maintained this strategy into 2023, given our expectations for the economy to slow and yields to decline. This positioning, which included Treasury futures, detracted from results as Treasury yields generally rose through the 12-month period.

*Total returns for periods less than one year are not annualized.
22

Fund Characteristics

AUGUST 31, 2023

Short Duration Strategic Income ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	41.8%
U.S. Treasury Securities	17.4%
Collateralized Loan Obligations	8.0%
Asset-Backed Securities	7.7%
Collateralized Mortgage Obligations	4.0%
Commercial Mortgage-Backed Securities	3.3%
Bank Loan Obligations	1.0%
Preferred Stocks	0.8%
Sovereign Governments and Agencies	0.3%
Short-Term Investments	15.1%
Other Assets and Liabilities	0.6%
23

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Diversified Corporate Bond ETF
Actual	$1,000	$1,022.50	$1.48	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
Diversified Municipal Bond ETF
Actual	$1,000	$1,012.50	$1.47	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
Emerging Markets Bond ETF
Actual	$1,000	$1,017.40	$2.24	0.44%
Hypothetical	$1,000	$1,022.99	$2.24	0.44%
Multisector Floating Income ETF
Actual	$1,000	$1,035.10	$1.33(2)	0.28%
Hypothetical	$1,000	$1,023.79	$1.43	0.28%
Multisector Income ETF
Actual	$1,000	$1,016.50	$1.78	0.35%
Hypothetical	$1,000	$1,023.44	$1.79	0.35%
Select High Yield ETF
Actual	$1,000	$1,045.80	$2.32	0.45%
Hypothetical	$1,000	$1,022.94	$2.29	0.45%
Short Duration Strategic Income ETF
Actual	$1,000	$1,017.30	$1.63	0.32%
Hypothetical	$1,000	$1,023.59	$1.63	0.32%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 171, the number of days in the period from March 14, 2023 (fund inception) through August 31, 2023, divided by 365, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.
25

Schedules of Investments

AUGUST 31, 2023

Diversified Corporate Bond ETF
	Principal Amount/Shares	Value
CORPORATE BONDS — 92.6%
Aerospace and Defense — 1.6%
Boeing Co., 5.15%, 5/1/30	$900,000	$885,877
Lockheed Martin Corp., 4.45%, 5/15/28	990,000	975,618
RTX Corp., 2.25%, 7/1/30	1,924,000	1,600,449
		3,461,944
Air Freight and Logistics — 0.2%
GXO Logistics, Inc., 2.65%, 7/15/31	542,000	425,029
Automobiles — 2.0%
American Honda Finance Corp., 5.00%, 5/23/25	1,050,000	1,040,974
Ford Motor Credit Co. LLC, 6.80%, 5/12/28	400,000	400,236
General Motors Financial Co., Inc., 5.10%, 1/17/24	849,000	846,384
General Motors Financial Co., Inc., 3.80%, 4/7/25	200,000	193,316
Hyundai Capital America, 5.80%, 6/26/25(1)	714,000	715,328
Toyota Motor Credit Corp., 4.55%, 5/17/30	1,058,000	1,030,596
		4,226,834
Banks — 21.0%
Banco Santander SA, 6.92%, 8/8/33	400,000	400,195
Banco Santander SA, VRN, 1.72%, 9/14/27	900,000	791,685
Bank of America Corp., VRN, 2.09%, 6/14/29	505,000	431,165
Bank of America Corp., VRN, 2.88%, 10/22/30	1,813,000	1,556,471
Bank of America Corp., VRN, 2.57%, 10/20/32	3,870,000	3,103,315
Bank of America NA, 5.53%, 8/18/26	1,000,000	1,005,035
Bank of Montreal, 5.20%, 2/1/28	1,921,000	1,906,308
Barclays PLC, VRN, 2.28%, 11/24/27	897,000	797,067
BNP Paribas SA, VRN, 5.34%, 6/12/29(1)	710,000	699,867
BPCE SA, 5.15%, 7/21/24(1)	790,000	780,561
Canadian Imperial Bank of Commerce, 5.62%, 7/17/26	685,000	686,973
Canadian Imperial Bank of Commerce, 5.00%, 4/28/28	1,085,000	1,063,305
Citigroup, Inc., VRN, 2.01%, 1/25/26	965,000	913,462
Citigroup, Inc., VRN, 3.52%, 10/27/28	865,000	798,723
Citigroup, Inc., VRN, 3.98%, 3/20/30	945,000	870,791
Citigroup, Inc., VRN, 4.41%, 3/31/31	255,000	236,909
Citigroup, Inc., VRN, 2.52%, 11/3/32	1,250,000	992,440
Citigroup, Inc., VRN, 3.06%, 1/25/33	64,000	52,819
Cooperatieve Rabobank UA, 5.50%, 7/18/25	980,000	980,479
Credit Agricole SA, 5.59%, 7/5/26(1)	490,000	490,015
Discover Bank, VRN, 5.97%, 8/9/28	680,000	627,428
Fifth Third Bank NA, 3.85%, 3/15/26	500,000	466,760
HSBC Holdings PLC, VRN, 1.16%, 11/22/24	518,000	511,779
HSBC Holdings PLC, VRN, 5.89%, 8/14/27	510,000	508,549
HSBC Holdings PLC, VRN, 6.16%, 3/9/29	3,190,000	3,213,303
Intesa Sanpaolo SpA, 6.625%, 6/20/33(1)	540,000	533,370
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	491,000	441,104
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	921,000	790,539
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	1,320,000	1,107,796
26

Diversified Corporate Bond ETF
	Principal Amount/Shares	Value
JPMorgan Chase & Co., VRN, 2.58%, 4/22/32	$1,724,000	$1,411,828
KeyBank NA, 4.39%, 12/14/27	580,000	529,471
KeyCorp, VRN, 3.88%, 5/23/25	210,000	200,454
Lloyds Banking Group PLC, VRN, 5.99%, 8/7/27	923,000	922,461
Mitsubishi UFJ Financial Group, Inc., VRN, 5.72%, 2/20/26	927,000	924,802
Mitsubishi UFJ Financial Group, Inc., VRN, 5.42%, 2/22/29	1,337,000	1,332,029
PNC Financial Services Group, Inc., VRN, 5.58%, 6/12/29	311,000	308,560
PNC Financial Services Group, Inc., VRN, 5.94%, 8/18/34(2)	580,000	586,903
Royal Bank of Canada, 4.24%, 8/3/27	1,222,000	1,177,252
Societe Generale SA, VRN, 6.69%, 1/10/34(1)	218,000	222,278
Sumitomo Mitsui Trust Bank Ltd., 5.65%, 3/9/26(1)	800,000	801,182
Toronto-Dominion Bank, 4.69%, 9/15/27	908,000	886,149
Toronto-Dominion Bank, 2.45%, 1/12/32	350,000	283,118
Truist Bank, 3.30%, 5/15/26	2,259,000	2,100,813
Truist Bank, VRN, 2.64%, 9/17/29	1,159,000	1,078,650
U.S. Bancorp, VRN, 5.78%, 6/12/29	1,640,000	1,637,105
UniCredit SpA, 7.83%, 12/4/23(1)	475,000	476,488
Wells Fargo & Co., VRN, 3.58%, 5/22/28	960,000	891,617
Wells Fargo & Co., VRN, 5.57%, 7/25/29	583,000	580,786
Wells Fargo & Co., VRN, 4.48%, 4/4/31	695,000	650,488
Wells Fargo & Co., VRN, 4.90%, 7/25/33	253,000	238,162
Wells Fargo & Co., VRN, 5.39%, 4/24/34	534,000	520,336
Wells Fargo & Co., VRN, 5.56%, 7/25/34	282,000	278,407
		44,797,552
Beverages — 1.4%
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	1,900,000	1,883,382
PepsiCo, Inc., 1.625%, 5/1/30	1,378,000	1,134,832
		3,018,214
Biotechnology — 2.0%
AbbVie, Inc., 3.20%, 11/21/29	1,573,000	1,418,773
Amgen, Inc., 5.25%, 3/2/25	750,000	747,270
Amgen, Inc., 4.05%, 8/18/29	924,000	873,644
Amgen, Inc., 5.25%, 3/2/33	340,000	338,375
CSL Finance PLC, 3.85%, 4/27/27(1)	816,000	784,264
		4,162,326
Building Products — 0.1%
Builders FirstSource, Inc., 6.375%, 6/15/32(1)(2)	235,000	229,321
Capital Markets — 7.0%
Bank of New York Mellon Corp., VRN, 4.95%, 4/26/27	1,170,000	1,152,071
Blue Owl Capital Corp., 3.40%, 7/15/26	470,000	423,739
Blue Owl Credit Income Corp., 3.125%, 9/23/26	126,000	111,139
Charles Schwab Corp., 5.875%, 8/24/26	625,000	628,898
Charles Schwab Corp., VRN, 5.85%, 5/19/34	515,000	515,847
Charles Schwab Corp., VRN, 6.14%, 8/24/34	110,000	111,966
Deutsche Bank AG, VRN, 1.45%, 4/1/25	575,000	557,137
Deutsche Bank AG, VRN, 7.15%, 7/13/27	414,000	420,398
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	524,000	514,373
Goldman Sachs Group, Inc., VRN, 1.43%, 3/9/27	33,000	29,605
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	1,532,000	1,363,898
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	1,034,000	957,225
27

Diversified Corporate Bond ETF
	Principal Amount/Shares	Value
Goldman Sachs Group, Inc., VRN, 1.99%, 1/27/32	$750,000	$584,305
Goldman Sachs Group, Inc., VRN, 2.65%, 10/21/32	395,000	317,085
Morgan Stanley, VRN, 1.16%, 10/21/25	893,000	842,587
Morgan Stanley, VRN, 3.59%, (3-month LIBOR plus 1.34%), 7/22/28	230,000	212,898
Morgan Stanley, VRN, 3.77%, 1/24/29	915,000	849,150
Morgan Stanley, VRN, 5.12%, 2/1/29	191,000	187,288
Morgan Stanley, VRN, 5.16%, 4/20/29	321,000	314,944
Morgan Stanley, VRN, 5.45%, 7/20/29	357,000	355,026
Morgan Stanley, VRN, 2.70%, 1/22/31	695,000	585,328
Morgan Stanley, VRN, 2.51%, 10/20/32	1,068,000	850,778
Morgan Stanley, VRN, 4.89%, 7/20/33	670,000	635,008
Morgan Stanley, VRN, 5.42%, 7/21/34	336,000	330,497
Nasdaq, Inc., 5.55%, 2/15/34	510,000	509,435
State Street Corp., 5.27%, 8/3/26	1,210,000	1,210,616
UBS Group AG, VRN, 2.75%, 2/11/33(1)	430,000	338,924
		14,910,165
Commercial Services and Supplies — 1.2%
Republic Services, Inc., 2.90%, 7/1/26	1,585,000	1,490,754
Republic Services, Inc., 4.875%, 4/1/29	250,000	246,819
Waste Connections, Inc., 4.25%, 12/1/28	760,000	731,249
		2,468,822
Construction and Engineering — 0.3%
Quanta Services, Inc., 2.35%, 1/15/32	912,000	722,246
Consumer Finance — 0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.75%, 10/29/24	745,000	708,364
BOC Aviation USA Corp., 1.625%, 4/29/24(1)	760,000	738,586
		1,446,950
Containers and Packaging — 0.4%
Berry Global, Inc., 5.50%, 4/15/28(1)(2)	800,000	786,951
Diversified REITs — 2.8%
Agree LP, 2.90%, 10/1/30	500,000	415,474
Brixmor Operating Partnership LP, 3.90%, 3/15/27	412,000	384,120
Essex Portfolio LP, 3.00%, 1/15/30	696,000	593,695
Extra Space Storage LP, 5.50%, 7/1/30	1,226,000	1,216,822
Extra Space Storage LP, 2.20%, 10/15/30	175,000	139,805
Federal Realty OP LP, 3.50%, 6/1/30	550,000	481,408
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	243,000	238,155
Invitation Homes Operating Partnership LP, 5.50%, 8/15/33	197,000	190,875
Kilroy Realty LP, 3.05%, 2/15/30	265,000	211,862
Kilroy Realty LP, 2.50%, 11/15/32	348,000	245,401
Kilroy Realty LP, 2.65%, 11/15/33	34,000	23,640
Spirit Realty LP, 4.00%, 7/15/29	520,000	468,217
VICI Properties LP, 4.375%, 5/15/25	1,340,000	1,303,967
		5,913,441
Diversified Telecommunication Services — 2.1%
AT&T, Inc., 4.30%, 2/15/30	1,171,000	1,092,236
AT&T, Inc., 5.40%, 2/15/34	505,000	490,609
Sprint Capital Corp., 6.875%, 11/15/28	1,341,000	1,417,896
Verizon Communications, Inc., 2.55%, 3/21/31	1,790,000	1,474,539
		4,475,280
28

Diversified Corporate Bond ETF
	Principal Amount/Shares	Value
Electric Utilities — 6.4%
CenterPoint Energy Houston Electric LLC, 4.95%, 4/1/33	$237,000	$233,247
CenterPoint Energy Houston Electric LLC, Series AI, 4.45%, 10/1/32	1,178,000	1,118,479
Duke Energy Carolinas LLC, 4.95%, 1/15/33	1,079,000	1,063,645
Duke Energy Corp., 2.55%, 6/15/31	1,140,000	932,253
Exelon Corp., 2.75%, 3/15/27	1,040,000	955,340
Florida Power & Light Co., 2.45%, 2/3/32	985,000	817,387
Georgia Power Co., 4.65%, 5/16/28	1,255,000	1,224,741
Jersey Central Power & Light Co., 4.30%, 1/15/26(1)	1,050,000	1,018,738
MidAmerican Energy Co., 3.65%, 4/15/29	2,050,000	1,912,105
NextEra Energy Capital Holdings, Inc., 4.90%, 2/28/28	1,000,000	983,414
NextEra Energy Capital Holdings, Inc., 5.05%, 2/28/33	592,000	573,443
NRG Energy, Inc., 2.00%, 12/2/25(1)	555,000	504,690
Pacific Gas & Electric Co., 6.40%, 6/15/33	300,000	296,199
Public Service Electric & Gas Co., 3.10%, 3/15/32	575,000	499,319
Southern Co., 5.20%, 6/15/33	400,000	389,378
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	547,000	425,523
Vistra Operations Co. LLC, 5.125%, 5/13/25(1)	650,000	633,786
		13,581,687
Electrical Equipment — 0.3%
Regal Rexnord Corp., 6.40%, 4/15/33(1)	677,000	671,230
Energy Equipment and Services — 0.2%
Helmerich & Payne, Inc., 2.90%, 9/29/31	631,000	513,236
Entertainment — 0.4%
Warnermedia Holdings, Inc., 3.76%, 3/15/27	995,000	933,560
Financial Services — 1.6%
Antares Holdings LP, 2.75%, 1/15/27(1)	255,000	216,286
Antares Holdings LP, 7.95%, 8/11/28(1)	315,000	316,692
Corebridge Financial, Inc., 3.90%, 4/5/32	490,000	428,730
GE Capital Funding LLC, 4.55%, 5/15/32	500,000	476,962
Global Payments, Inc., 4.45%, 6/1/28	1,035,000	976,798
Nationwide Building Society, 4.85%, 7/27/27(1)	1,116,000	1,090,200
		3,505,668
Food Products — 0.9%
Kraft Heinz Foods Co., 5.00%, 7/15/35	1,000,000	971,759
Mars, Inc., 4.75%, 4/20/33(1)	1,000,000	982,401
		1,954,160
Gas Utilities — 0.7%
CenterPoint Energy Resources Corp., 5.25%, 3/1/28	1,485,000	1,482,449
Ground Transportation — 2.6%
Ashtead Capital, Inc., 4.375%, 8/15/27(1)	600,000	565,319
Ashtead Capital, Inc., 5.50%, 8/11/32(1)	800,000	763,061
Ashtead Capital, Inc., 5.95%, 10/15/33(1)	302,000	296,674
CSX Corp., 4.25%, 3/15/29	1,197,000	1,156,620
DAE Funding LLC, 1.55%, 8/1/24(1)	231,000	220,496
Penske Truck Leasing Co. LP/PTL Finance Corp., 6.05%, 8/1/28(1)	355,000	355,673
Triton Container International Ltd., 1.15%, 6/7/24(1)	1,215,000	1,161,164
United Rentals North America, Inc., 6.00%, 12/15/29(1)	1,070,000	1,064,407
		5,583,414
29

Diversified Corporate Bond ETF
	Principal Amount/Shares	Value
Health Care Equipment and Supplies — 1.5%
Becton Dickinson & Co., 4.69%, 2/13/28	$1,250,000	$1,228,260
GE HealthCare Technologies, Inc., 5.65%, 11/15/27	480,000	485,981
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	1,500,000	1,424,733
		3,138,974
Health Care Providers and Services — 5.7%
Centene Corp., 4.25%, 12/15/27	1,398,000	1,309,071
Cigna Group, 4.375%, 10/15/28	1,834,000	1,767,216
CVS Health Corp., 5.00%, 1/30/29	1,416,000	1,395,587
CVS Health Corp., 5.25%, 2/21/33	400,000	391,372
HCA, Inc., 5.20%, 6/1/28	1,145,000	1,128,616
HCA, Inc., 4.125%, 6/15/29	1,202,000	1,110,860
Humana, Inc., 3.70%, 3/23/29	1,212,000	1,122,745
IQVIA, Inc., 5.70%, 5/15/28(1)	825,000	822,968
McKesson Corp., 4.90%, 7/15/28	745,000	737,105
UnitedHealth Group, Inc., 4.25%, 1/15/29	1,345,000	1,305,400
UnitedHealth Group, Inc., 2.30%, 5/15/31	1,000,000	836,574
UnitedHealth Group, Inc., 5.35%, 2/15/33	235,000	241,294
		12,168,808
Hotels, Restaurants and Leisure — 1.2%
Hyatt Hotels Corp., 5.75%, 1/30/27	206,000	206,289
Marriott International, Inc., 4.90%, 4/15/29	1,000,000	974,176
Marriott International, Inc., 4.625%, 6/15/30	615,000	583,168
Starbucks Corp., 2.55%, 11/15/30	1,000,000	848,790
		2,612,423
Independent Power and Renewable Electricity Producers — 0.2%
Alexander Funding Trust II, 7.47%, 7/31/28(1)	500,000	506,858
Insurance — 1.2%
Allstate Corp., 5.25%, 3/30/33	51,000	49,997
Belrose Funding Trust, 2.33%, 8/15/30(1)	503,000	385,291
Chubb INA Holdings, Inc., 1.375%, 9/15/30	1,150,000	906,357
Met Tower Global Funding, 1.25%, 9/14/26(1)	777,000	685,858
MetLife, Inc., 5.375%, 7/15/33	536,000	533,997
		2,561,500
IT Services — 0.2%
Kyndryl Holdings, Inc., 3.15%, 10/15/31	641,000	498,343
Life Sciences Tools and Services — 0.4%
Illumina, Inc., 5.80%, 12/12/25	750,000	750,003
Machinery — 3.0%
CNH Industrial Capital LLC, 5.45%, 10/14/25	1,132,000	1,129,486
Ingersoll Rand, Inc., 5.70%, 8/14/33	240,000	243,501
John Deere Capital Corp., 4.95%, 7/14/28	835,000	838,348
John Deere Capital Corp., 4.85%, 10/11/29	1,284,000	1,286,348
John Deere Capital Corp., 4.70%, 6/10/30	692,000	683,887
Otis Worldwide Corp., 5.25%, 8/16/28	1,000,000	1,007,134
Parker-Hannifin Corp., 4.25%, 9/15/27	1,202,000	1,166,875
		6,355,579
Media — 4.2%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	983,000	916,205
Comcast Corp., 4.25%, 10/15/30	2,638,000	2,511,309
30

Diversified Corporate Bond ETF
	Principal Amount/Shares	Value
Cox Communications, Inc., 3.15%, 8/15/24(1)	$1,768,000	$1,721,788
Cox Communications, Inc., 5.70%, 6/15/33(1)	625,000	623,648
Paramount Global, 4.00%, 1/15/26	1,025,000	984,569
Paramount Global, 4.95%, 1/15/31(2)	504,000	449,830
WPP Finance 2010, 3.75%, 9/19/24	1,714,000	1,667,685
		8,875,034
Metals and Mining — 0.4%
Glencore Funding LLC, 2.625%, 9/23/31(1)	479,000	381,726
South32 Treasury Ltd., 4.35%, 4/14/32(1)	589,000	510,578
		892,304
Multi-Utilities — 1.6%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(1)	400,000	351,680
Ameren Corp., 3.50%, 1/15/31	431,000	380,866
Ameren Illinois Co., 4.95%, 6/1/33	710,000	696,109
DTE Energy Co., 4.22%, 11/1/24	988,000	969,590
DTE Energy Co., 2.85%, 10/1/26	650,000	602,119
Sempra, 5.50%, 8/1/33	400,000	396,670
		3,397,034
Oil, Gas and Consumable Fuels — 6.4%
Aker BP ASA, 6.00%, 6/13/33(1)	700,000	700,281
Chesapeake Energy Corp., 6.75%, 4/15/29(1)	133,000	132,167
Columbia Pipelines Operating Co. LLC, 6.04%, 11/15/33(1)	710,000	717,810
Diamondback Energy, Inc., 6.25%, 3/15/33	340,000	351,473
Enbridge, Inc., 5.70%, 3/8/33	980,000	980,911
Energy Transfer LP, 5.50%, 6/1/27	580,000	576,951
Energy Transfer LP, 5.75%, 2/15/33	794,000	790,271
EQT Corp., 5.70%, 4/1/28	350,000	348,780
Hess Corp., 3.50%, 7/15/24	445,000	435,819
HF Sinclair Corp., 2.625%, 10/1/23	425,000	423,651
MPLX LP, 4.875%, 6/1/25	700,000	689,049
Occidental Petroleum Corp., 6.625%, 9/1/30	1,490,000	1,539,720
ONEOK, Inc., 6.05%, 9/1/33	260,000	262,137
Sabine Pass Liquefaction LLC, 5.875%, 6/30/26	739,000	742,582
Shell International Finance BV, 2.375%, 11/7/29	2,129,000	1,851,208
Southwestern Energy Co., 5.375%, 3/15/30	643,000	602,629
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	1,000,000	963,174
Western Midstream Operating LP, 6.15%, 4/1/33	400,000	398,443
Williams Cos., Inc., 4.55%, 6/24/24	871,000	861,885
Williams Cos., Inc., 5.30%, 8/15/28	355,000	353,398
		13,722,339
Paper and Forest Products — 0.7%
Georgia-Pacific LLC, 3.60%, 3/1/25(1)	1,485,000	1,442,206
Personal Care Products — 1.1%
Kenvue, Inc., 5.00%, 3/22/30(1)	2,385,000	2,388,181
Pharmaceuticals — 1.9%
Pfizer Investment Enterprises Pte. Ltd., 4.45%, 5/19/28	1,100,000	1,079,707
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/33	754,000	742,361
Royalty Pharma PLC, 1.20%, 9/2/25	1,109,000	1,010,661
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	725,000	685,516
31

Diversified Corporate Bond ETF
	Principal Amount/Shares	Value
Viatris, Inc., 1.65%, 6/22/25	$650,000	$601,967
		4,120,212
Retail REITs — 0.7%
NNN REIT, Inc., 4.30%, 10/15/28	1,076,000	1,010,587
NNN REIT, Inc., 5.60%, 10/15/33	510,000	500,289
		1,510,876
Semiconductors and Semiconductor Equipment — 1.5%
Broadcom, Inc., 3.42%, 4/15/33(1)	577,000	478,366
Intel Corp., 5.20%, 2/10/33	1,307,000	1,306,554
NXP BV / NXP Funding LLC / NXP USA, Inc., 2.50%, 5/11/31	1,670,000	1,351,082
		3,136,002
Specialized REITs — 1.7%
American Tower Corp., 5.25%, 7/15/28	752,000	741,165
American Tower Corp., 5.55%, 7/15/33	400,000	396,297
Crown Castle, Inc., 1.05%, 7/15/26	1,500,000	1,326,924
Equinix, Inc., 2.90%, 11/18/26	815,000	753,849
Equinix, Inc., 1.80%, 7/15/27	340,000	297,284
Public Storage Operating Co., 5.10%, 8/1/33	156,000	154,826
		3,670,345
Specialty Retail — 2.0%
AutoZone, Inc., 4.50%, 2/1/28	1,000,000	973,710
AutoZone, Inc., 4.00%, 4/15/30	779,000	721,478
Lowe's Cos., Inc., 3.35%, 4/1/27	1,227,000	1,155,574
Lowe's Cos., Inc., 2.625%, 4/1/31	850,000	713,053
O'Reilly Automotive, Inc., 4.70%, 6/15/32	700,000	669,680
		4,233,495
Trading Companies and Distributors — 1.1%
Air Lease Corp., 3.125%, 12/1/30	710,000	592,426
Aircastle Ltd., 5.25%, 8/11/25(1)	971,000	947,906
Aircastle Ltd., 6.50%, 7/18/28(1)	800,000	795,279
		2,335,611
TOTAL CORPORATE BONDS (Cost $201,144,318)		197,586,606
U.S. TREASURY SECURITIES — 4.0%
U.S. Treasury Notes, 4.50%, 7/15/26	6,200,000	6,189,343
U.S. Treasury Notes, 4.375%, 8/15/26	2,200,000	2,190,117
U.S. Treasury Notes, 1.875%, 2/28/29	140,000	123,818
TOTAL U.S. TREASURY SECURITIES (Cost $8,522,397)		8,503,278
MUNICIPAL SECURITIES — 0.2%
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34 (Cost $517,585)	515,000	416,187
SHORT-TERM INVESTMENTS — 2.6%
Money Market Funds — 2.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,331,170	4,331,170
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,158,938	1,158,938
TOTAL SHORT-TERM INVESTMENTS (Cost $5,490,108)		5,490,108
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $215,674,408)		211,996,179
OTHER ASSETS AND LIABILITIES — 0.6%		1,333,007
TOTAL NET ASSETS — 100.0%		$213,329,186
32

Diversified Corporate Bond ETF

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	126	December 2023	$25,679,391	$85,166
U.S. Treasury 10-Year Notes	69	December 2023	7,661,156	62,194
U.S. Treasury 10-Year Ultra Notes	10	December 2023	1,161,094	7,559
			$34,501,641	$154,919
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	49	December 2023	$5,239,172	$(37,173)
U.S. Treasury Long Bonds	3	December 2023	365,062	(3,214)
			$5,604,234	$(40,387)
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	–	London Interbank Offered Rate
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $31,050,543, which represented 14.6% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,124,197. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,158,938.

See Notes to Financial Statements.
33

AUGUST 31, 2023

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
MUNICIPAL SECURITIES — 97.2%
Alabama — 1.6%
Black Belt Energy Gas District Rev., VRN, 4.00%, 12/1/48 (GA: Goldman Sachs Group, Inc.)	$535,000	$534,462
Black Belt Energy Gas District Rev., VRN, 5.50%, 6/1/49 (GA: Goldman Sachs Group, Inc.)(1)	770,000	803,667
Black Belt Energy Gas District Rev., VRN, 4.00%, 7/1/52 (LIQ FAC: Royal Bank of Canada) (GA: Royal Bank of Canada)	415,000	410,613
Black Belt Energy Gas District Rev., VRN, 4.41%, (MUNIPSA plus 0.35%), 10/1/52 (GA: Goldman Sachs Group, Inc.)	500,000	486,634
Black Belt Energy Gas District Rev., VRN, 5.00%, 5/1/53 (GA: Canadian Imperial Bank)	500,000	513,095
Black Belt Energy Gas District Rev., VRN, 5.50%, 11/1/53 (GA: Goldman Sachs Group, Inc.)	330,000	343,929
Southeast Alabama Gas Supply District Rev., VRN, 4.00%, 4/1/49 (GA: Goldman Sachs Group, Inc.)	455,000	453,699
Southeast Alabama Gas Supply District Rev., VRN, 4.00%, 6/1/49 (GA: Morgan Stanley)	1,205,000	1,199,852
Southeast Energy Authority A Cooperative District Rev., VRN, 5.00%, 1/1/54 (LIQ FAC: Royal Bank of Canada)	600,000	622,472
		5,368,423
Arizona — 3.8%
Arizona Board of Regents Rev., (Arizona State University), 5.00%, 7/1/36	250,000	281,001
Arizona Board of Regents Rev., (Arizona State University), 5.50%, 7/1/48	750,000	841,252
Arizona Department of Transportation State Highway Fund Rev., 5.00%, 7/1/29	160,000	161,899
Arizona Health Facilities Authority Rev., (Banner Health Obligated Group), VRN, 4.31%, (MUNIPSA plus 0.25%), 1/1/46	155,000	152,978
Arizona Industrial Development Authority Rev., (BASIS Schools, Inc. Obligated Group), 5.00%, 7/1/51(2)	250,000	219,716
Arizona Industrial Development Authority Rev., (Legacy Cares, Inc.), 6.00%, 7/1/51(2)(3)(4)	100,000	10,000
Arizona Industrial Development Authority Rev., (Pinecrest Academy of Nevada), 4.00%, 7/15/40(2)	200,000	164,791
Arizona Industrial Development Authority Rev., (Provident Group-NCCU Properties LLC), 5.00%, 6/1/27 (BAM)	400,000	420,967
Arizona Industrial Development Authority Rev., (Somerset Academy of Las Vegas), 4.00%, 12/15/41(2)	750,000	601,221
Gilbert Water Resource Municipal Property Corp. Rev., (Town of Gilbert Waterworks & Sewer System Rev.), 5.00%, 7/15/27	1,000,000	1,073,222
Industrial Development Authority of the City of Phoenix Arizona Rev., (BASIS Schools, Inc. Obligated Group), 4.00%, 7/1/25(2)	205,000	201,216
Industrial Development Authority of the City of Phoenix Arizona Rev., (Downtown Phoenix Student Housing LLC), 5.00%, 7/1/32	155,000	161,039
Industrial Development Authority of the County of Pima Rev., (American Leadership Academy, Inc.), 4.00%, 6/15/41(2)	620,000	509,174
La Paz County Industrial Development Authority Rev., (Harmony Public Schools), 5.00%, 2/15/28	75,000	76,462
Maricopa County Industrial Development Authority Rev., (Banner Health Obligated Group), VRN, 5.00%, 1/1/53	1,000,000	1,036,496
Maricopa County Industrial Development Authority Rev., (Legacy Traditional School Obligated Group), 3.00%, 7/1/31(2)	500,000	435,300
Maricopa County Industrial Development Authority Rev., (Legacy Traditional School Obligated Group), 5.00%, 7/1/39(2)	200,000	187,898
Pima County Sewer System Rev., 5.00%, 7/1/30	600,000	651,637
34

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/30	$910,000	$984,065
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/35	350,000	376,336
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/38	755,000	797,759
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/47	1,750,000	1,882,922
Salt Verde Financial Corp. Rev., 5.00%, 12/1/37 (GA: Citigroup Global Markets)	175,000	179,360
Scottsdale GO, 4.00%, 7/1/31	500,000	530,143
State of Arizona COP, 5.00%, 9/1/25	240,000	247,841
State of Arizona COP, 5.00%, 9/1/25(5)	580,000	598,385
		12,783,080
Arkansas — 0.1%
Arkansas Development Finance Authority Rev., (United States Steel Corp.), 5.70%, 5/1/53	330,000	331,393
California — 6.7%
Bay Area Toll Authority Rev., 4.00%, 4/1/29	275,000	284,756
Bay Area Toll Authority Rev., VRN, 4.51%, (MUNIPSA plus 0.45%), 4/1/56	250,000	246,762
California Community Choice Financing Authority Rev., VRN, 4.51%, (MUNIPSA plus 0.45%), 2/1/52 (GA: Morgan Stanley)	1,755,000	1,629,876
California Community College Financing Authority Rev., (NCCD-Orange Coast Properties LLC), 5.00%, 5/1/30	500,000	520,806
California County Tobacco Securitization Agency Rev., (Alameda County Tobacco Securitization Corp.), 0.00%, 6/1/50(6)	100,000	19,544
California Enterprise Development Authority Rev., (Provident Group-SDSU Properties LLC), 5.00%, 8/1/50	100,000	101,159
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/48	850,000	869,175
California Housing Finance Rev., 4.25%, 1/15/35	469,573	458,164
California Housing Finance Rev., 3.50%, 11/20/35	385,651	354,821
California Infrastructure & Economic Development Bank Rev., (California Academy of Sciences), VRN, 4.41%, (MUNIPSA plus 0.35%), 8/1/47	250,000	247,645
California Infrastructure & Economic Development Bank Rev., (Museum Associates), VRN, 4.76%, (MUNIPSA plus 0.70%), 12/1/50	1,000,000	974,003
California Municipal Finance Authority COP, (Palomar Health Obligated Group), 5.25%, 11/1/52 (AGM)	165,000	176,267
California Municipal Finance Authority Rev., (Community Health Centers of The Central Coast, Inc.), 5.00%, 12/1/29(2)	50,000	51,291
California Municipal Finance Authority Rev., (Community Health Centers of The Central Coast, Inc.), 5.00%, 12/1/30(2)	110,000	113,262
California Municipal Finance Authority Rev., (Community Health Centers of The Central Coast, Inc.), 5.00%, 12/1/36(2)	175,000	175,479
California Municipal Finance Authority Rev., (P3 Claremont Holdings LLC), 5.00%, 7/1/52(2)	110,000	96,214
California Public Finance Authority Rev., (Kendal at Sonoma Obligated Group), 2.375%, 11/15/28(2)	265,000	255,594
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 4.00%, 8/1/25(2)	260,000	257,524
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 4.00%, 8/1/26(2)	405,000	400,564
California School Finance Authority Rev., (Ednovate Obligated Group), 5.00%, 6/1/30(2)	320,000	320,669
35

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
California School Finance Authority Rev., (Green Dot Public Schools Obligated Group), 5.375%, 8/1/42(2)	$200,000	$203,316
California State Financial Authority Rev., (Master's University & Seminary), 5.00%, 8/1/34	185,000	190,813
California State Financial Authority Rev., (Master's University & Seminary), 5.00%, 8/1/48	625,000	602,569
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/24	250,000	251,374
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.25%, 12/1/38(2)	240,000	240,528
California Statewide Communities Development Authority Special Assessment, (San Diego Assessment District No. 18-01), 5.00%, 9/2/29	250,000	265,623
California Statewide Communities Development Authority Special Tax, (Community Facilities District No. 2015), 4.00%, 9/1/40	245,000	218,529
City & County of San Francisco, Special Tax District No. 2020-1 Special Tax, 4.00%, 9/1/46(2)	500,000	404,321
CSCDA Community Improvement Authority Rev., (1818 Platinum Triangle-Anaheim), 4.00%, 4/1/57(2)	350,000	238,856
CSCDA Community Improvement Authority Rev., (Altana Apartments), 4.00%, 10/1/56(2)	100,000	73,415
CSCDA Community Improvement Authority Rev., (Escondido Portfolio), 4.00%, 12/1/59(2)	750,000	447,323
CSCDA Community Improvement Authority Rev., (Oceanaire Apartments), 4.00%, 9/1/56(2)	300,000	216,900
CSCDA Community Improvement Authority Rev., (Westgate Apartments), 4.00%, 6/1/57(2)	290,000	186,304
Eastern Municipal Water District Rev., VRN, 4.16%, (MUNIPSA plus 0.10%), 7/1/46	750,000	747,648
Folsom Ranch Financing Authority Special Tax, (Folsom Community Facilities District No. 19), 5.00%, 9/1/39	500,000	510,889
Folsom Ranch Financing Authority Special Tax, (Folsom Community Facilities District No. 23), 3.00%, 9/1/25	155,000	148,529
Golden State Tobacco Securitization Corp. Rev., Capital Appreciation, 0.00%, 6/1/66(6)	500,000	49,722
Hastings Campus Housing Finance Authority Rev., 5.00%, 7/1/45(2)	1,070,000	932,445
Independent Cities Finance Authority Rev., (Compton Sales Tax Rev.), 4.00%, 6/1/31 (AGM)(2)	215,000	218,770
Los Angeles Department of Airports Rev., 5.00%, 5/15/47	905,000	918,117
Metropolitan Water District of Southern California Rev., VRN, 4.20%, (MUNIPSA plus 0.14%), 7/1/37	200,000	199,904
Morongo Band of Mission Indians Rev., 5.00%, 10/1/42(2)	100,000	96,551
Mountain View Los Altos Union High School District GO, 4.00%, 8/1/35	1,000,000	1,062,202
Orange County Community Facilities District Special Tax, (Orange County Community Facilities District No. 2015-1), 5.25%, 8/15/45	415,000	419,523
Orange County Transportation Authority Rev., 4.00%, 10/15/24(5)	1,715,000	1,731,979
Palomar Health GO, 5.00%, 8/1/27	545,000	569,229
Poway Unified School District Special Tax, (Poway Unified School District Community Facilities District No. 16), 4.00%, 9/1/31	315,000	307,366
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/38	400,000	417,063
Santa Paula Special Tax, (Santa Paula Harvest Community Facilities District No. 1), 5.00%, 9/1/35	600,000	627,106
36

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Southern California Public Power Authority Rev., 5.00%, 11/1/33 (GA: Goldman Sachs Group, Inc.)	$630,000	$659,278
State of California GO, 5.00%, 8/1/34	245,000	257,210
State of California GO, 5.00%, 4/1/35	1,045,000	1,144,358
State of California GO, 5.00%, 9/1/42	290,000	307,184
Tracy Community Facilities District Special Tax, (Tracy Community Facilities District No. 2016-01), 5.00%, 9/1/39	280,000	282,952
		22,701,471
Colorado — 3.1%
Adams & Weld Counties School District No. 27J Brighton GO, 5.00%, 12/1/23	1,000,000	1,003,601
Board of Governors of Colorado State University System Rev., 4.00%, 3/1/44	1,220,000	1,166,597
Brighton Crossing Metropolitan District No. 6 GO, 5.00%, 12/1/40	1,030,000	919,178
City & County of Denver Airport System Rev., 5.50%, 11/15/42	750,000	815,929
City & County of Denver Airport System Rev., 5.75%, 11/15/45	750,000	821,345
Colorado Health Facilities Authority Rev., (AdventHealth Obligated Group), VRN, 5.00%, 11/15/48	100,000	103,034
Colorado Health Facilities Authority Rev., (CommonSpirit Health Obligated Group), 5.50%, 11/1/47	200,000	209,038
Colorado Health Facilities Authority Rev., (Covenant Living Communities and Services Obligated Group), 4.00%, 12/1/40	500,000	434,912
Colorado Health Facilities Authority Rev., (Intermountain Healthcare Obligated Group), VRN, 5.00%, 5/15/62	1,530,000	1,593,425
Colorado Health Facilities Authority Rev., (Sanford Obligated Group), 4.00%, 11/1/39	530,000	508,827
Colorado Health Facilities Authority Rev., (Sisters of Charity of Leavenworth Health System, Inc. Obligated Group), 4.00%, 1/1/38	210,000	207,143
Denver City & County School District No. 1 GO, 5.00%, 12/1/24	1,500,000	1,532,053
Denver Urban Renewal Authority Tax Allocation, (9th & Colorado Urban Redevelopment Area), 5.25%, 12/1/39(2)	100,000	100,434
State of Colorado COP, 6.00%, 12/15/38	230,000	272,697
State of Colorado COP, 6.00%, 12/15/40	385,000	452,404
Village Metropolitan District GO, 5.00%, 12/1/49	500,000	460,966
		10,601,583
Connecticut — 1.9%
City of Hartford Rev., (State of Connecticut), 5.00%, 4/1/25	500,000	511,988
Connecticut State Health & Educational Facilities Authority Rev., (Trinity Health Corp. Obligated Group), 5.00%, 12/1/45	1,000,000	1,010,049
Connecticut State Health & Educational Facilities Authority Rev., (Yale University), VRN, 3.20%, 7/1/37	500,000	498,025
Connecticut State Health & Educational Facilities Authority Rev., VRN, 2.80%, 7/1/57	470,000	458,872
State of Connecticut GO, 5.00%, 6/15/34	680,000	686,293
State of Connecticut GO, 4.00%, 1/15/35	1,000,000	1,032,629
State of Connecticut GO, 4.00%, 6/1/36	1,000,000	1,019,613
State of Connecticut Special Tax Rev., 5.00%, 5/1/29	1,145,000	1,262,896
		6,480,365
Delaware — 0.2%
Delaware Transportation Authority Rev., 5.00%, 7/1/24	750,000	760,550
District of Columbia — 2.3%
District of Columbia GO, 5.00%, 6/1/25	160,000	164,642
District of Columbia GO, 5.00%, 1/1/41	1,000,000	1,101,276
37

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
District of Columbia GO, 5.00%, 2/1/41	$520,000	$564,515
District of Columbia GO, 5.00%, 1/1/45	750,000	811,860
District of Columbia Rev., (District of Columbia Income Tax Rev.), 5.00%, 3/1/36	750,000	814,850
District of Columbia Rev., (District of Columbia Income Tax Rev.), 5.00%, 7/1/47	750,000	808,533
District of Columbia Rev., (Plenary Infrastructure LLC), 5.00%, 2/28/25	1,000,000	1,008,288
District of Columbia Water & Sewer Authority Rev., 5.00%, 10/1/39	1,535,000	1,583,071
Metropolitan Washington Airports Authority Dulles Toll Road Rev., 4.00%, 10/1/38	270,000	263,565
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/15/26	500,000	525,788
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/15/43	170,000	184,955
		7,831,343
Florida — 6.4%
Broward County Airport System Rev., 5.00%, 10/1/35	700,000	725,567
Broward County Port Facilities Rev., 4.00%, 9/1/37	750,000	716,523
Broward County Port Facilities Rev., 5.00%, 9/1/40	1,000,000	1,045,828
Broward County Water & Sewer Utility Rev., 5.00%, 10/1/40	925,000	990,210
Broward County Water & Sewer Utility Rev., 4.00%, 10/1/47	880,000	838,197
Capital Projects Finance Authority Rev., (CAPFA Capital Corp. 2000F), 5.00%, 10/1/28	300,000	309,883
Capital Projects Finance Authority Rev., (Provident Group - Continuum Properties LLC), 5.00%, 11/1/53	750,000	737,330
Duval County Public Schools COP, 5.00%, 7/1/35 (AGM)	295,000	323,875
Florida Development Finance Corp. Rev., 3.00%, 7/1/31(2)	260,000	234,193
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 4.00%, 6/1/24(2)	105,000	104,054
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 4.00%, 6/1/25(2)	110,000	107,647
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 4.00%, 6/1/26(2)	110,000	106,256
Florida Insurance Assistance Interlocal Agency, Inc. Rev., (Florida Insurance Guaranty Association, Inc.), 5.00%, 9/1/24	1,170,000	1,184,628
Fort Pierce Utilities Authority Rev., 5.00%, 10/1/29 (AGM)	1,050,000	1,150,383
Greater Orlando Aviation Authority Rev., 5.00%, 10/1/33	180,000	187,918
Greater Orlando Aviation Authority Rev., 4.00%, 10/1/37	985,000	968,997
Hillsborough County Aviation Authority Rev., 5.00%, 10/1/27	375,000	393,729
Lake County Rev., (Educational Charter Foundation of Florida, Inc.), 5.00%, 1/15/39(2)	550,000	515,184
Lakeland Department of Electric Utilities Rev., 5.00%, 10/1/39(1)	500,000	560,063
Miami-Dade County Aviation Rev., 5.00%, 10/1/38	500,000	500,906
Miami-Dade County Seaport Department Rev., 5.25%, 10/1/52	300,000	308,298
Miami-Dade County Water & Sewer System Rev., 4.00%, 10/1/35	175,000	176,373
Miami-Dade County Water & Sewer System Rev., 4.00%, 10/1/44	1,000,000	963,290
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/44	850,000	879,380
Orange County Health Facilities Authority Rev., (Orlando Health Obligated Group), 5.00%, 10/1/53	500,000	512,199
Orlando Utilities Commission Rev., 5.00%, 10/1/48	1,000,000	1,073,640
38

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Pasco County Rev., (State of Florida Cigarette Tax Rev.), 5.75%, 9/1/54 (AGM)	$290,000	$319,619
Pinellas County Industrial Development Authority Rev., (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/29	105,000	106,868
Pinellas County Industrial Development Authority Rev., (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/39	375,000	372,543
Pompano Beach Rev., (John Knox Village of Florida, Inc. Obligated Group), 1.45%, 1/1/27	750,000	670,259
South Florida Water Management District COP, 5.00%, 10/1/36	560,000	576,705
Tampa Water & Wastewater System Rev., 5.00%, 10/1/41	1,000,000	1,101,527
Village Community Development District No. 14 Special Assessment, 5.50%, 5/1/53	1,000,000	1,021,685
Village Community Development District No. 15 Special Assessment, 5.25%, 5/1/54(2)	500,000	502,467
Wildwood Utility Dependent District Rev., 5.00%, 10/1/36 (BAM)	455,000	495,573
Wildwood Utility Dependent District Rev., 5.50%, 10/1/48 (AGM)	750,000	819,999
		21,601,796
Georgia — 3.8%
Atlanta Airport Passenger Facility Charge Rev., 4.00%, 7/1/40	1,000,000	964,568
Atlanta Water & Wastewater Rev., 4.00%, 11/1/37	1,345,000	1,343,513
Cobb County Kennestone Hospital Authority Rev., (WellStar Health System Obligated Group), 4.00%, 4/1/52	1,000,000	891,599
George L Smith II Congress Center Authority Rev., (Signia Hotel Management LLC), 3.625%, 1/1/31(2)	475,000	414,229
George L Smith II Congress Center Authority Rev., (Signia Hotel Management LLC), 4.00%, 1/1/36	500,000	471,383
Georgia Ports Authority Rev., 5.25%, 7/1/52	500,000	543,815
Main Street Natural Gas Inc. Rev., VRN, 4.00%, 7/1/52 (GA: Royal Bank of Canada)	1,000,000	991,722
Main Street Natural Gas Inc. Rev., VRN, 5.00%, 7/1/53 (GA: Royal Bank of Canada)	1,500,000	1,556,285
Main Street Natural Gas, Inc. Rev., VRN, 4.00%, 3/1/50 (GA: Citigroup Global Markets)	500,000	493,331
Main Street Natural Gas, Inc. Rev., VRN, 4.00%, 5/1/52 (GA: Citigroup Global Markets)	1,200,000	1,169,060
Main Street Natural Gas, Inc. Rev., VRN, 5.00%, 12/1/52 (GA: Citigroup, Inc.)	1,190,000	1,217,448
Main Street Natural Gas, Inc. Rev., VRN, 5.00%, 9/1/53 (GA: Royal Bank of Canada)	550,000	571,273
Private Colleges & Universities Authority Rev., (Savannah College of Art & Design, Inc.), 4.00%, 4/1/44	575,000	551,032
State of Georgia GO, 5.00%, 7/1/29	1,465,000	1,631,617
		12,810,875
Hawaii — 0.8%
City & County Honolulu Wastewater System Rev., 4.00%, 7/1/32	250,000	252,074
City & County of Honolulu GO, 5.00%, 3/1/29	700,000	768,981
City & County of Honolulu GO, 5.25%, 7/1/44	760,000	831,468
Honolulu GO, 5.00%, 7/1/29	830,000	916,431
		2,768,954
Idaho — 0.3%
Idaho Health Facilities Authority Rev., (State Luke's Health System Ltd. Obligated Group), 4.00%, 3/1/46	365,000	328,383
Idaho Housing & Finance Association Rev., (State of Idaho Department of Transportation Transportation Expansion & Congestion), 5.25%, 8/15/48	500,000	545,288
		873,671
39

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Illinois — 6.5%
Chicago GO, 5.00%, 1/1/26	$275,000	$281,485
Chicago GO, 4.00%, 1/1/35	500,000	489,717
Chicago GO, 5.25%, 1/1/38	1,000,000	1,067,501
Chicago GO, 6.00%, 1/1/38	20,000	21,087
Chicago GO, 5.50%, 1/1/49	100,000	103,481
Chicago Board of Education GO, 5.00%, 12/1/34	280,000	285,313
Chicago Board of Education GO, 5.00%, 12/1/42	1,060,000	1,025,819
Chicago O'Hare International Airport Rev., 5.00%, 1/1/26	1,000,000	1,022,574
Chicago O'Hare International Airport Rev., (Chicago O'Hare International Airport Customer Facility Charge Rev.), 5.25%, 1/1/43 (BAM)	1,000,000	1,067,091
Chicago Wastewater Transmission Rev., 5.50%, 1/1/30 (AGM-CR)(NATL-RE)	130,000	141,361
Chicago Wastewater Transmission Rev., 5.25%, 1/1/53 (AGM)	750,000	799,711
Chicago Waterworks Rev., 5.25%, 11/1/53 (AGM)	250,000	266,548
Cook County Sales Tax Rev., 4.00%, 11/15/40	900,000	872,885
Cook County Sales Tax Rev., 5.25%, 11/15/45	725,000	761,548
Illinois Finance Authority Rev., (Plymouth Place Obligated Group), 4.75%, 11/15/27	500,000	496,593
Illinois Finance Authority Rev., (Presbyterian Homes Obligated Group), VRN, 4.76%, (MUNIPSA plus 0.70%), 5/1/42	250,000	244,218
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 4.00%, 1/1/33	1,000,000	1,054,434
Illinois Finance Authority Rev., (University of Chicago Medical Center Obligated Group), VRN, 5.00%, 8/15/52	250,000	263,716
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/37	400,000	410,419
Illinois State Toll Highway Authority Rev., 4.00%, 1/1/42	1,000,000	966,003
Illinois State Toll Highway Authority Rev., 5.25%, 1/1/43	330,000	362,781
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/46	1,150,000	1,215,246
Joliet Waterworks & Sewerage Rev., 5.00%, 1/1/24	345,000	345,854
Kane County Forest Preserve District GO, 3.00%, 12/15/25	650,000	640,635
Kane County School District No. 131 Aurora East Side GO, 4.00%, 12/1/31 (AGM)	200,000	206,557
Kane County School District No. 131 Aurora East Side GO, 4.00%, 12/1/39 (AGM)	500,000	482,594
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/1/28	605,000	636,169
Northern Illinois University Rev., 5.00%, 10/1/28 (BAM)	325,000	342,973
Peoria City School District No. 150 GO, 4.00%, 1/1/26 (AGM)	840,000	847,010
State of Illinois GO, 5.00%, 10/1/25	175,000	179,445
State of Illinois GO, 5.00%, 11/1/27	455,000	478,991
State of Illinois GO, 5.00%, 11/1/29	280,000	294,283
State of Illinois GO, 5.00%, 10/1/30	625,000	664,957
State of Illinois GO, 5.00%, 10/1/33	200,000	210,983
State of Illinois GO, 5.00%, 2/1/39	750,000	750,124
State of Illinois GO, 5.50%, 5/1/39	220,000	236,283
State of Illinois GO, 5.50%, 10/1/39	1,000,000	1,094,132
State of Illinois GO, 5.50%, 3/1/42	1,250,000	1,352,266
State of Illinois GO, 5.75%, 5/1/45	225,000	242,006
		22,224,793
Indiana — 0.8%
Indiana Finance Authority Rev., (CHF - Tippecanoe LLC), 5.00%, 6/1/53	250,000	250,817
40

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Indiana Finance Authority Rev., (Indiana University Health, Inc. Obligated Group), VRN, 5.00%, 10/1/62	$365,000	$389,195
Indiana Finance Authority Rev., (Marion County Capital Improvement Board), 5.00%, 2/1/26	500,000	515,072
Indianapolis Local Public Improvement Bond Bank Rev., 4.00%, 2/1/47	750,000	682,374
Purdue University Rev., 5.00%, 7/1/40	750,000	826,553
		2,664,011
Iowa — 0.8%
Iowa Finance Authority Rev., (Iowa Finance Authority State Revolving Fund), 5.00%, 8/1/35	125,000	144,265
Iowa Finance Authority Rev., (Iowa Finance Authority State Revolving Fund), 5.00%, 8/1/36	125,000	142,636
Iowa Finance Authority Rev., (Iowa Finance Authority State Revolving Fund), 5.00%, 8/1/44	500,000	536,760
Iowa Finance Authority Rev., (Lifespace Communities, Inc. Obligated Group), VRN, 4.26%, (SOFR plus 0.55%), 5/15/56	500,000	457,269
Iowa Tobacco Settlement Authority Rev., 4.00%, 6/1/39	850,000	822,937
Iowa Tobacco Settlement Authority Rev., 4.00%, 6/1/49	555,000	541,023
		2,644,890
Kansas — 0.6%
Kansas Development Finance Authority Rev., (AdventHealth Obligated Group), VRN, 5.00%, 11/15/54	700,000	776,497
Prairie Village Tax Allocation, (Prairie Village Meadowbrook Redevelopment District), 3.125%, 4/1/36	130,000	104,286
State of Kansas Department of Transportation Rev., 5.00%, 9/1/35	1,200,000	1,232,211
		2,112,994
Kentucky — 1.2%
Ashland Rev., (Ashland Hospital Corp. Obligated Group), 5.00%, 2/1/30	370,000	392,068
Kentucky Economic Development Finance Authority Rev., (Owensboro Health, Inc. Obligated Group), 5.25%, 6/1/41	100,000	101,181
Kentucky Public Energy Authority Rev., VRN, 4.00%, 4/1/48 (GA: Morgan Stanley)	300,000	300,127
Kentucky Public Energy Authority Rev., VRN, 4.00%, 1/1/49 (GA: BP Corp. North America, Inc.)	440,000	438,150
Kentucky Public Energy Authority Rev., VRN, 4.00%, 12/1/49 (GA: Morgan Stanley)	250,000	250,251
Kentucky Public Energy Authority Rev., VRN, 4.75%, (SOFR plus 1.20%), 8/1/52 (GA: Morgan Stanley)	1,000,000	956,244
Kentucky State Property & Building Commission Rev., (Kentucky Finance and Administration Cabinet), 4.00%, 11/1/38	500,000	482,716
Louisville/Jefferson County Metropolitan Government Rev., (Norton Healthcare Obligated Group), VRN, 5.00%, 10/1/47	1,000,000	1,068,869
		3,989,606
Louisiana — 1.2%
Louisiana Public Facilities Authority Rev., (Tulane University), 5.00%, 10/15/48	750,000	784,479
Louisiana Stadium & Exposition District Rev., 5.00%, 7/1/48	2,000,000	2,108,441
New Orleans Aviation Board Rev., (Parking Facilities Corp.), 5.00%, 10/1/48 (AGM)	250,000	256,501
St. John the Baptist Parish LA Rev., (Marathon Oil Corp.), VRN, 4.05%, 6/1/37	900,000	891,680
		4,041,101
Maryland — 1.7%
Baltimore Rev., 5.00%, 6/1/51	400,000	379,849
41

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Baltimore Rev., (East Baltimore Research Park Development District), 4.00%, 9/1/27	$200,000	$196,523
Brunswick Special Tax, 5.00%, 7/1/36	100,000	100,646
Gaithersburg Rev., (Asbury Maryland Obligated Group), 5.125%, 1/1/42	400,000	376,190
Maryland Economic Development Corp. Tax Allocation, (City of Baltimore Port Covington Development District), 4.00%, 9/1/50	1,000,000	809,561
Maryland Health & Higher Educational Facilities Authority Rev., (Adventist Healthcare Obligated Group), 4.00%, 1/1/51	500,000	406,412
Maryland Stadium Authority Built to Learn Rev., 5.00%, 6/1/25	500,000	513,396
State of Maryland GO, 5.00%, 6/1/31	1,640,000	1,881,262
State of Maryland GO, 5.00%, 6/1/36	1,000,000	1,134,350
		5,798,189
Massachusetts — 3.0%
Commonwealth of Massachusetts Transportation Fund Rev., 5.00%, 6/1/43	1,190,000	1,284,454
Commonwealth of Massachusetts Transportation Fund Rev., 5.00%, 6/1/50	500,000	529,499
Commonwealth of Massachusetts Transportation Fund Rev., 5.00%, 6/1/51	1,000,000	1,052,132
Massachusetts GO, 5.00%, 10/1/37	1,000,000	1,122,869
Massachusetts Bay Transportation Authority Sales Tax Rev., 5.00%, 7/1/33	500,000	590,690
Massachusetts Development Finance Agency Rev., (Boston Medical Center Corp. Obligated Group), 5.25%, 7/1/48	750,000	773,771
Massachusetts Development Finance Agency Rev., (NewBridge on the Charles, Inc. Obligated Group), 4.00%, 10/1/32(2)	100,000	90,259
Massachusetts Development Finance Agency Rev., (NewBridge on the Charles, Inc. Obligated Group), 5.00%, 10/1/37(2)	150,000	142,571
Massachusetts Development Finance Agency Rev., (Northeastern University), 5.00%, 3/1/44	1,000,000	1,004,054
Massachusetts Development Finance Agency Rev., (Trustees of Boston University), 5.00%, 10/1/24	375,000	381,914
Massachusetts Development Finance Agency Rev., (Wellforce Obligated Group), 5.00%, 7/1/44	890,000	864,944
Massachusetts Port Authority Rev., 5.00%, 7/1/41	800,000	842,614
Massachusetts School Building Authority Rev., 5.00%, 8/15/45	730,000	780,459
Massachusetts Transportation Trust Fund Metropolitan Highway System Rev., 5.00%, 1/1/32	460,000	502,584
Massachusetts Water Resources Authority Rev., 5.25%, 8/1/48	100,000	110,742
		10,073,556
Michigan — 1.6%
Detroit GO, 5.00%, 4/1/25	50,000	50,564
Detroit GO, 5.00%, 4/1/36	550,000	566,067
Detroit GO, 5.00%, 4/1/37	250,000	255,053
Michigan Finance Authority Rev., (BHSH System Obligated Group), 5.00%, 4/15/27	1,335,000	1,408,617
Michigan Finance Authority Rev., (BHSH System Obligated Group), 4.00%, 4/15/42	395,000	369,938
Michigan Finance Authority Rev., (Michigan Finance Authority Tobacco Settlement Rev.), 5.00%, 6/1/49	610,000	620,326
Michigan Finance Authority Rev., (Thomas M Cooley Law School), 6.75%, 7/1/24, Prerefunded at 100% of Par(2)(5)	100,000	102,255
Michigan State Building Authority Rev., 4.00%, 10/15/49	820,000	769,511
Michigan State Hospital Finance Authority Rev., (Trinity Health Corp. Obligated Group), 5.00%, 12/1/24	355,000	361,891
42

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
State of Michigan Trunk Line Rev., 5.00%, 11/15/46(1)	$1,000,000	$1,075,657
		5,579,879
Minnesota — 0.7%
State of Minnesota GO, 5.00%, 9/1/23	1,350,000	1,350,000
State of Minnesota GO, 5.00%, 8/1/33	1,000,000	1,177,007
		2,527,007
Missouri — 1.0%
Health & Educational Facilities Authority of the State of Missouri Rev., (SSM Health Care Obligated Group), 5.00%, 6/1/26	600,000	621,072
Health & Educational Facilities Authority of the State of Missouri Rev., (SSM Health Care Obligated Group), 5.00%, 6/1/28	150,000	159,744
Kansas City GO, 5.00%, 2/1/24	625,000	629,333
Kansas City Industrial Development Authority Rev., 5.00%, 3/1/44	1,000,000	1,019,553
Liberty Public School District No. 53 GO, 5.00%, 3/1/24	295,000	297,465
St. Louis Airport Rev., 5.00%, 7/1/52	750,000	783,242
		3,510,409
Nebraska — 0.3%
Central Plains Energy Project Rev., VRN, 5.00%, 5/1/53 (GA: Goldman Sachs & Company)	1,000,000	1,019,866
Nevada — 1.6%
Las Vegas Convention & Visitors Authority Rev., (County of Clark NV & City of Las Vegas NV Combined Room Tax Rev.), 5.00%, 7/1/49	600,000	628,580
Las Vegas Special Improvement District No. 814 Special Assessment, 4.00%, 6/1/49	705,000	569,391
Las Vegas Special Improvement District No. 815 Special Assessment, 4.00%, 12/1/31	250,000	235,191
Las Vegas Special Improvement District No. 815 Special Assessment, 5.00%, 12/1/49	200,000	186,443
Las Vegas Valley Water District GO, 5.00%, 6/1/38	1,340,000	1,379,561
State of Nevada GO, 5.00%, 8/1/30	1,530,000	1,697,059
State of Nevada Highway Improvement Rev., 4.00%, 12/1/33	375,000	384,095
Tahoe-Douglas Visitors Authority Rev., 4.00%, 7/1/25	200,000	197,567
		5,277,887
New Hampshire — 0.5%
New Hampshire Business Finance Authority Rev., (Springpoint Senior Living Obligated Group), 4.00%, 1/1/27	500,000	486,627
New Hampshire Business Finance Authority Rev., (University of Nevada Reno), 5.25%, 6/1/51 (BAM)	1,000,000	1,050,048
New Hampshire Business Finance Authority Rev., 4.125%, 1/20/34	284,087	273,764
		1,810,439
New Jersey — 2.7%
New Jersey Economic Development Authority Rev., 5.50%, 12/15/26, Prerefunded at 100% of Par(5)	260,000	279,502
New Jersey Economic Development Authority Rev., (New Jersey Transit Corp.), 5.00%, 11/1/37	500,000	541,024
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.50%, 9/1/24 (Ambac)	1,000,000	1,017,899
New Jersey Economic Development Authority Rev., (State of New Jersey), 5.00%, 3/1/28	390,000	416,880
New Jersey Educational Facilities Authority Rev., (Trustees of Princeton University), 5.00%, 3/1/32	625,000	730,194
43

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/27	$715,000	$744,008
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/28	455,000	488,370
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/28	375,000	405,090
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/32	400,000	427,984
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/33	260,000	277,859
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/35	1,000,000	1,106,889
New Jersey Transportation Trust Fund Authority Rev., 4.00%, 6/15/38	620,000	614,491
New Jersey Turnpike Authority Rev., 5.00%, 1/1/48	150,000	156,864
Newark Board of Education GO, 5.00%, 7/15/33 (BAM)	900,000	999,529
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/46	260,000	255,816
Tobacco Settlement Financing Corp. Rev., 5.25%, 6/1/46	750,000	774,682
		9,237,081
New Mexico — 0.4%
New Mexico Finance Authority Rev., (New Mexico Finance Authority Public Project Revolving Fund), 5.00%, 6/1/24	1,000,000	1,012,122
New Mexico Municipal Energy Acquisition Authority Rev., VRN, 5.00%, 11/1/39 (LIQ FAC: Royal Bank of Canada) (GA: Royal Bank of Canada)	500,000	506,465
		1,518,587
New York — 9.3%
Long Island Power Authority Rev., 5.00%, 9/1/53 (AGM)	1,000,000	1,068,050
Metropolitan Transportation Authority Rev., 5.00%, 11/15/33	110,000	113,234
Metropolitan Transportation Authority Rev., 5.00%, 11/15/33	560,000	576,462
Metropolitan Transportation Authority Rev., 5.00%, 11/15/33	750,000	812,425
Metropolitan Transportation Authority Rev., 5.00%, 11/15/38	255,000	266,340
Metropolitan Transportation Authority Rev., VRN, 4.35%, (SOFR plus 0.80%), 11/1/32 (AGM)	250,000	248,734
Nassau County Interim Finance Authority Rev., 4.00%, 11/15/35	500,000	533,048
New York City GO, 5.25%, 5/1/41	150,000	164,767
New York City GO, 5.00%, 4/1/43	500,000	519,939
New York City GO, 4.00%, 8/1/44	1,000,000	962,502
New York City GO, 4.00%, 9/1/46	250,000	238,659
New York City Municipal Water Finance Authority Rev., 5.00%, 6/15/25	750,000	753,740
New York City Municipal Water Finance Authority Rev., (New York City Water & Sewer System), 5.00%, 6/15/29	1,100,000	1,189,732
New York City Municipal Water Finance Authority Rev., (New York City Water & Sewer System), 5.25%, 6/15/52	500,000	540,460
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/26	1,000,000	1,059,618
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/34	500,000	572,123
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 2/1/36	200,000	222,054
New York City Transitional Finance Authority Future Tax Secured Rev., 5.25%, 11/1/40	1,000,000	1,108,120
New York City Transitional Finance Authority Future Tax Secured Rev., 4.00%, 11/1/42	650,000	634,299
44

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters LLC), 5.50%, 10/1/37 (GA: Goldman Sachs Group, Inc.)	$175,000	$195,942
New York Power Authority Rev., 5.00%, 11/15/27 (AGM)	1,000,000	1,086,097
New York State Dormitory Authority Rev., 5.00%, 10/1/28 (BAM)	670,000	732,909
New York State Dormitory Authority Rev., (Northwell Health Obligated Group), 4.00%, 5/1/45	1,000,000	909,947
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 2/15/37	500,000	504,886
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/40	750,000	739,572
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/26(5)	1,100,000	1,149,998
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/27(5)	815,000	869,509
New York State Dormitory Authority Rev., (State of New York Sales Tax Revenue), 5.00%, 3/15/45	1,000,000	1,073,193
New York State Environmental Facilities Corp. Rev., (State of New York State Revolving Fund), 5.00%, 6/15/24	500,000	507,037
New York State Environmental Facilities Corp. Rev., (State of New York State Revolving Fund), 5.00%, 6/15/39	850,000	936,148
New York State Thruway Authority Rev., 4.00%, 1/1/38	700,000	688,743
New York State Thruway Authority Rev., 4.00%, 1/1/45	945,000	881,366
New York State Thruway Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/44	750,000	712,078
New York Transportation Development Corp. Rev., (American Airlines, Inc.), 3.00%, 8/1/31 (GA: American Airlines Group)	130,000	115,314
New York Transportation Development Corp. Rev., (Empire State Thruway Partners LLC), 4.00%, 4/30/53	500,000	405,222
New York Transportation Development Corp. Rev., (JFK International Air Terminal LLC), 5.00%, 12/1/26	1,000,000	1,033,563
New York Transportation Development Corp. Rev., (JFK International Air Terminal LLC), 4.00%, 12/1/40	200,000	188,140
New York Transportation Development Corp. Rev., (JFK International Air Terminal LLC), 5.00%, 12/1/41	640,000	657,676
New York Transportation Development Corp. Rev., (Laguardia Gateway Partners LLC), 4.00%, 7/1/36 (AGM)	685,000	661,926
Town of Oyster Bay GO, 5.00%, 8/1/25 (AGM)	545,000	562,721
Triborough Bridge & Tunnel Authority Rev., 4.00%, 11/15/54	1,000,000	925,972
Triborough Bridge & Tunnel Authority Rev., (Metropolitan Transportation Authority Payroll Mobility Tax Rev.), 5.25%, 5/15/52	750,000	808,655
Triborough Bridge & Tunnel Authority Sales Tax Rev., 5.00%, 5/15/39	1,000,000	1,099,670
Utility Debt Securitization Authority Rev., 5.00%, 12/15/30	1,000,000	1,003,587
Utility Debt Securitization Authority Rev., 5.00%, 12/15/33	980,000	1,017,388
Westchester County Local Development Corp. Rev., (Purchase Senior Learning Community Obligated Group), 2.875%, 7/1/26(2)	455,000	433,751
Yonkers Economic Development Corp. Rev., (Charter School of Educational Excellence), 5.00%, 10/15/39	100,000	93,278
		31,578,594
North Carolina — 1.2%
North Carolina Medical Care Commission Rev., (Forest at Duke, Inc. Obligated Group), 4.00%, 9/1/46	715,000	572,830
North Carolina Medical Care Commission Rev., (Maryfield, Inc. Obligated Group), 2.875%, 10/1/26	45,000	42,197
North Carolina Turnpike Authority Rev., 5.00%, 2/1/24(5)	1,000,000	1,005,517
State of North Carolina Rev., 5.00%, 3/1/34	345,000	377,834
45

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
State of North Carolina Rev., (Highway Trust Fund), 5.00%, 5/1/25	$1,000,000	$1,027,730
Wake County GO, 5.00%, 2/1/27	1,000,000	1,065,027
		4,091,135
Ohio — 3.1%
Allen County Hospital Facilities Rev., (Bon Secours Mercy Health, Inc.), 4.00%, 8/1/47	1,495,000	1,364,630
Buckeye Tobacco Settlement Financing Authority Rev., 4.00%, 6/1/48	300,000	265,845
Buckeye Tobacco Settlement Financing Authority Rev., 5.00%, 6/1/55	1,750,000	1,602,083
Cleveland-Cuyahoga County Port Authority Rev., (Cleveland Museum of Natural History), 5.00%, 7/1/36	500,000	542,713
Cleveland-Cuyahoga County Port Authority Rev., (Cleveland Museum of Natural History), 4.00%, 7/1/40	450,000	418,408
Columbus GO, 5.00%, 8/15/25	1,000,000	1,034,564
Cuyahoga County Rev., (MetroHealth System), 5.00%, 2/15/42	360,000	360,441
Cuyahoga County Rev., (MetroHealth System), 5.50%, 2/15/52	500,000	503,756
Ohio Higher Educational Facility Commission Rev., (Cleveland Institute of Art), 5.50%, 12/1/53	100,000	91,368
Ohio Turnpike & Infrastructure Commission Rev., 5.00%, 2/15/32	550,000	591,505
Ohio Water Development Authority Rev., (Ohio Water Development Authority Drinking Water Assistance Fund), 5.00%, 12/1/42	1,250,000	1,370,336
State of Ohio GO, 5.00%, 5/1/40	660,000	716,934
State of Ohio Rev., (University Hospitals Health System, Inc. Obligated Group), 4.00%, 1/15/39	700,000	664,292
Worthington City School District GO, 5.50%, 12/1/54	1,000,000	1,102,625
		10,629,500
Oklahoma — 0.2%
Oklahoma Capitol Improvement Authority Rev., (Oklahoma Department of Transportation), 4.00%, 7/1/38	850,000	815,659
Oregon — 1.4%
Clackamas County Hospital Facility Authority Rev., (Rose Villa, Inc. Obligated Group), 5.125%, 11/15/40	250,000	234,876
Clackamas County Hospital Facility Authority Rev., (Willamette View, Inc.), 5.00%, 11/15/47	100,000	88,006
State of Oregon GO, 4.00%, 8/1/31	1,000,000	1,010,040
State of Oregon GO, 5.00%, 6/1/41	1,000,000	1,103,008
State of Oregon GO, 5.00%, 5/1/48	1,250,000	1,351,342
State of Oregon Department of Transportation Rev., 5.25%, 11/15/47	1,000,000	1,095,964
		4,883,236
Pennsylvania — 4.5%
Berks County Municipal Authority Rev., (Tower Health Obligated Group), 5.00%, 2/1/28	150,000	97,568
Berks County Municipal Authority Rev., (Tower Health Obligated Group), 5.00%, 11/1/40	300,000	188,806
Bucks County Water and Sewer Authority Rev., 5.00%, 12/1/37 (AGM)	450,000	496,644
Bucks County Water and Sewer Authority Rev., 5.00%, 12/1/38 (AGM)	525,000	575,214
Commonwealth Financing Authority Rev., 5.00%, 6/1/24	1,625,000	1,640,775
Commonwealth Financing Authority Rev., 5.00%, 6/1/25	290,000	296,684
46

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Delaware County Authority Rev., (Villanova University), 5.00%, 8/1/31	$1,200,000	$1,237,518
Pennsylvania GO, 5.00%, 1/1/24	690,000	693,644
Pennsylvania GO, 5.00%, 10/1/24	1,000,000	1,017,800
Pennsylvania GO, 5.00%, 7/15/29	845,000	936,902
Pennsylvania Economic Development Financing Authority Rev., (Commonwealth of Pennsylvania Department of Transportation), 5.75%, 6/30/48	400,000	433,894
Pennsylvania Economic Development Financing Authority Rev., (Commonwealth of Pennsylvania Department of Transportation), 5.00%, 12/31/57 (AGM)	750,000	759,293
Pennsylvania Higher Educational Facilities Authority Rev., (Drexel University), 5.00%, 5/1/46 (AGM)	1,000,000	1,044,565
Pennsylvania State Public School Building Authority Rev., (School District of Philadelphia), 5.00%, 6/1/29 (AGM)	530,000	581,809
Pennsylvania State University Rev., 5.00%, 9/1/24	1,000,000	1,017,085
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/32	460,000	522,856
Pennsylvania Turnpike Commission Rev., 4.00%, 12/1/38	560,000	556,409
Pennsylvania Turnpike Commission Rev., 5.25%, 12/1/44	750,000	817,020
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/46	300,000	306,058
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/48(1)	650,000	687,869
Pittsburgh Water & Sewer Authority Rev., 5.00%, 9/1/39 (AGM)	750,000	822,919
Pittsburgh Water & Sewer Authority Rev., 5.00%, 9/1/48 (AGM)	500,000	534,049
		15,265,381
Puerto Rico — 0.2%
Puerto Rico GO, 5.625%, 7/1/29	500,000	529,020
South Carolina — 0.2%
Berkeley County Special Assessment, (Berkeley County Nexton Improvement District), 4.25%, 11/1/40	100,000	85,529
Charleston Waterworks & Sewer System Rev., 5.00%, 1/1/37	325,000	367,912
Richland County Special Assessment, (Richland County Village at Sandhill Improvement District), 3.75%, 11/1/36(2)	270,000	211,281
		664,722
Tennessee — 1.1%
Metropolitan Government Nashville & Davidson County Industrial Development Board Special Assessment, (South Nashville Central Business Improvement District), Capital Appreciation, 0.00%, 6/1/43(2)(6)	4,000,000	1,365,408
Metropolitan Government Nashville & Davidson County Sports Authority Rev., (Metropolitan Government of Nashville & Davidson), 5.25%, 7/1/48 (AGM)	1,000,000	1,080,207
Metropolitan Nashville Airport Authority Rev., 5.50%, 7/1/52	100,000	106,179
Nashville Metropolitan Development & Housing Agency Tax Allocation, 5.125%, 6/1/36(2)	225,000	226,628
Tennessee Energy Acquisition Corp. Rev., VRN, 5.00%, 5/1/53 (GA: Goldman Sachs Group, Inc.)	1,000,000	1,019,454
		3,797,876
Texas — 11.1%
Arlington Higher Education Finance Corp. Rev., (Great Hearts America - Texas), 4.00%, 8/15/32 (PSF-GTD)	725,000	734,607
Arlington Higher Education Finance Corp. Rev., (Riverwalk Education Foundation Inc), 5.00%, 8/15/29 (PSF-GTD)	400,000	441,341
Austin Airport System Rev., 5.00%, 11/15/41	1,000,000	1,041,202
Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/27	775,000	800,392
Central Texas Regional Mobility Authority Rev., 4.00%, 1/1/51	1,290,000	1,158,112
Central Texas Turnpike System Rev., 5.00%, 8/15/42	1,250,000	1,250,000
47

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Clifton Higher Education Finance Corp. Rev., (IDEA Public Schools), 5.00%, 8/15/38 (PSF-GTD)	$520,000	$528,727
Clifton Higher Education Finance Corp. Rev., (IDEA Public Schools), 4.00%, 8/15/42 (PSF-GTD)	465,000	432,478
Clifton Higher Education Finance Corp. Rev., (International American Education Federation, Inc.), 6.125%, 8/15/48	50,000	50,011
Clifton Higher Education Finance Corp. Rev., (YES Prep Public Schools, Inc.), 5.00%, 4/1/25 (PSF-GTD)	400,000	408,912
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/24(1)	1,000,000	1,010,721
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/47(1)	1,000,000	1,056,365
Dallas Waterworks & Sewer System Rev., 5.00%, 10/1/47	250,000	270,181
Denton Independent School District GO, 5.00%, 8/15/35 (PSF-GTD)	750,000	856,649
El Paso Water & Sewer Rev., 4.00%, 3/1/40	1,000,000	972,428
Fort Bend Independent School District GO, 5.00%, 8/15/24 (PSF-GTD)	440,000	446,430
Fort Bend Independent School District GO, 4.00%, 8/15/35 (PSF-GTD)	1,000,000	1,038,010
Frisco Independent School District GO, 5.00%, 2/15/26 (PSF-GTD)	780,000	811,786
Frisco Independent School District GO, 5.00%, 8/15/32 (PSF-GTD)	1,000,000	1,093,378
Harris County Cultural Education Facilities Finance Corp. Rev., (Memorial Hermann Health System Obligated Group), VRN, 5.00%, 7/1/49	655,000	684,085
Harris Toll Road Rev., 5.00%, 8/15/34	1,330,000	1,520,167
Houston GO, 5.00%, 3/1/29	340,000	370,454
Houston Airport System Rev., 5.00%, 7/1/32 (AGM)	1,500,000	1,637,471
Houston Airport System Rev., (United Airlines, Inc.), 4.00%, 7/15/41	500,000	442,407
Houston Higher Education Finance Corp. Rev., (Houston Baptist University), 4.00%, 10/1/51	200,000	160,607
Katy Independent School District GO, 5.00%, 2/15/28 (PSF-GTD)	350,000	378,760
Metropolitan Transit Authority of Harris County Rev., 5.00%, 11/1/26	1,755,000	1,844,488
New Hope Cultural Education Facilities Finance Corp. Rev., (CHF-Collegiate Housing Island Campus LLC), 5.00%, 4/1/27(5)	240,000	254,977
North Texas Tollway Authority Rev., 5.00%, 1/1/31	1,000,000	1,015,286
North Texas Tollway Authority Rev., 4.00%, 1/1/35	670,000	670,275
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/26	585,000	587,560
North Texas Tollway Authority Rev., (North Texas Tollway System), 4.00%, 1/1/33	200,000	202,137
Northside Independent School District GO, VRN, 3.00%, 8/1/53 (PSF-GTD)	500,000	489,158
Permanent University Fund - University of Texas System Rev., 5.00%, 7/1/27	500,000	534,498
Permanent University Fund - University of Texas System Rev., 5.00%, 7/1/40	1,000,000	1,089,196
Prosper Independent School District GO, VRN, 4.00%, 2/15/50 (PSF-GTD)	625,000	629,677
San Antonio Water System Rev., 4.00%, 5/15/34	275,000	281,904
State of Texas GO, 5.00%, 8/1/40	815,000	829,413
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Baylor Scott & White Health Obligated Group), VRN, 5.00%, 11/15/52	160,000	165,163
48

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Methodist Hospitals of Dallas Obligated Group), 4.00%, 10/1/42	$665,000	$615,068
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Texas Health Resources Obligated Group), 5.00%, 2/15/24	945,000	950,946
Tarrant County Hospital District GO, 4.25%, 8/15/48	500,000	478,552
Texas Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/26 (GA: Macquarie Group Ltd.)	250,000	253,367
Texas Private Activity Bond Surface Transportation Corp. Rev., (LBJ Infrastructure Group LLC), 4.00%, 6/30/38	1,300,000	1,230,855
Texas Private Activity Bond Surface Transportation Corp. Rev., (NTE Mobility Partners LLC), 5.50%, 12/31/58	875,000	927,232
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 4.00%, 10/15/43	1,360,000	1,308,920
Texas Water Development Board Rev., (Texas Water Development Board State Revolving Fund), 4.00%, 8/1/34	815,000	835,949
Texas Water Development Board Rev., (Texas Water Development Board State Revolving Fund), 5.00%, 8/1/41	1,000,000	1,088,793
Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/32	1,000,000	1,135,994
Wylie Independent School District/Collin County GO, 5.00%, 2/15/24 (PSF-GTD)	800,000	805,387
		37,820,476
Utah — 1.3%
Intermountain Power Agency Rev., 5.00%, 7/1/27	500,000	534,311
Intermountain Power Agency Rev., 5.25%, 7/1/45	750,000	818,382
Salt Lake City Airport Revenure Rev., 5.00%, 7/1/26	300,000	308,749
UIPA Crossroads Public Infrastructure District Tax Allocation, (AJL Project Area), 4.375%, 6/1/52(2)	750,000	637,403
University of Utah Rev., 5.00%, 8/1/46	855,000	912,980
Utah State University Rev., 4.00%, 12/1/42 (AGM)	1,215,000	1,151,330
		4,363,155
Virginia — 1.5%
Fairfax County Industrial Development Authority Rev., (Inova Health System Obligated Group), 5.00%, 5/15/27	330,000	351,054
Fairfax County Industrial Development Authority Rev., (Inova Health System Obligated Group), 4.00%, 5/15/42	670,000	652,560
Fairfax County Sewer Rev., 5.00%, 7/15/46	1,000,000	1,080,872
Lynchburg Economic Development Authority Rev., (Centra Health Obligated Group), 4.00%, 1/1/37	825,000	807,037
Peninsula Town Center Community Development Authority Special Assessment, 5.00%, 9/1/45(2)	200,000	183,984
Virginia College Building Authority Rev., 5.00%, 2/1/24	300,000	302,080
Virginia College Building Authority Rev., 5.00%, 2/1/26	1,000,000	1,043,027
Virginia Port Authority Commonwealth Port Fund Rev., 5.25%, 7/1/48	750,000	833,227
		5,253,841
Washington — 4.4%
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/37	500,000	555,585
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/39	525,000	566,142
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/39	1,000,000	1,107,065
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/40	875,000	948,726
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/41	415,000	448,454
49

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Grant County Public Utility District No. 2 Priest Rapids Hydroelectric Project Rev., 5.00%, 1/1/43	$500,000	$540,914
King County School District No. 411 Issaquah GO, 4.00%, 12/1/33 (SCH BD GTY)	680,000	712,716
King County Sewer Rev., 4.00%, 7/1/35	1,000,000	1,000,017
Port of Seattle Rev., 5.00%, 4/1/36	1,365,000	1,432,877
Port of Seattle Rev., 5.50%, 8/1/47	1,000,000	1,068,544
Seattle Municipal Light & Power Rev., 5.00%, 7/1/42	1,125,000	1,220,080
Seattle Municipal Light & Power Rev., 5.00%, 7/1/52	1,000,000	1,059,502
Seattle Municipal Light & Power Rev., VRN, 4.31%, (MUNIPSA plus 0.25%), 5/1/45	200,000	196,071
State of Washington GO, 5.00%, 6/1/41	770,000	824,638
State of Washington GO, 5.00%, 2/1/42	625,000	647,486
State of Washington GO, 5.00%, 6/1/45	1,000,000	1,068,854
Washington Health Care Facilities Authority Rev., (CommonSpirit Health Obligated Group), 4.00%, 8/1/44	700,000	623,207
Washington Health Care Facilities Authority Rev., (CommonSpirit Health Obligated Group), VRN, 5.00%, 8/1/49	300,000	307,234
Washington Health Care Facilities Authority Rev., (Providence State Joseph Health Obligated Group), 5.00%, 10/1/33	650,000	650,138
		14,978,250
West Virginia — 0.2%
West Virginia Parkways Authority Rev., 5.00%, 6/1/47	500,000	526,544
Wisconsin — 1.9%
Public Finance Authority Rev., (Air Cargo Obligated Group), 5.50%, 7/1/43	375,000	382,514
Public Finance Authority Rev., (Air Cargo Obligated Group), 5.25%, 7/1/53	1,295,000	1,255,008
Public Finance Authority Rev., (Appalachian Regional Healthcare System Obligated Group), 5.00%, 7/1/41	250,000	245,407
Public Finance Authority Rev., (Bancroft Neurohealth Obligated Group), 5.125%, 6/1/48(2)	75,000	65,286
Public Finance Authority Rev., (Beyond Boone LLC), 4.00%, 7/1/39 (AGM)	150,000	142,549
Public Finance Authority Rev., (Beyond Boone LLC), 5.00%, 7/1/44 (AGM)	600,000	608,349
Public Finance Authority Rev., (CHF-Wilmington LLC), 5.00%, 7/1/31 (AGM)	75,000	79,470
Public Finance Authority Rev., (Duke Energy Progress LLC), VRN, 3.30%, 10/1/46	540,000	535,267
Public Finance Authority Rev., (Roseman University of Health Sciences), 4.00%, 4/1/52(2)	250,000	185,875
Public Finance Authority Rev., (UHF RISE Student Housing LLC), 4.00%, 7/1/61(2)	225,000	164,531
Public Finance Authority Rev., (UHF RISE Student Housing LLC), 5.25%, 7/1/61(2)	515,000	409,797
Public Finance Authority Rev., (United Methodist Retirement Homes, Inc. Obligated Group), 4.00%, 10/1/41	505,000	413,376
State of Wisconsin GO, 4.00%, 5/1/39	750,000	746,926
Wisconsin Health & Educational Facilities Authority Rev., (Advocate Aurora Health Obligated Group), VRN, 4.24%, (MUNIPSA plus 0.18%), 8/15/54	1,000,000	976,794
Wisconsin Health & Educational Facilities Authority Rev., (Bellin Memorial Hospital Obligated Group), 5.50%, 12/1/52	200,000	211,698
		6,422,847
TOTAL MUNICIPAL SECURITIES (Cost $341,429,233)		330,564,035
50

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 3.3%
Money Market Funds — 3.3%
Morgan Stanley Institutional Liquidity Funds Tax-Exempt Portfolio, Institutional Class (Cost $11,258,260)	11,259,618	$11,258,492
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $352,687,493)		341,822,527
OTHER ASSETS AND LIABILITIES — (0.5)%		(1,624,802)
TOTAL NET ASSETS — 100.0%		$340,197,725

NOTES TO SCHEDULE OF INVESTMENTS
AGM	–	Assured Guaranty Municipal Corporation
AGM-CR	–	Assured Guaranty Municipal Corporation - Custodian Receipts
BAM	–	Build America Mutual Assurance Company
COP	–	Certificates of Participation
GA	–	Guaranty Agreement
GO	–	General Obligation
LIQ FAC	–	Liquidity Facilities
MUNIPSA	–	SIFMA Municipal Swap Index
NATL-RE	–	National Public Finance Guarantee Corporation - Reinsured
PSF-GTD	–	Permanent School Fund Guaranteed
SCH BD GTY	–	School Bond Guaranty
SOFR	–	Secured Overnight Financing Rate
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $13,562,135, which represented 4.0% of total net assets.
(3)Security is in default.
(4)Non-income producing.
(5)Escrowed to maturity in U.S. government securities or state and local government securities.
(6)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.
51

AUGUST 31, 2023

Emerging Markets Bond ETF
	Principal Amount/ Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 52.6%
Angola — 1.2%
Angolan Government International Bond, 8.25%, 5/9/28(1)	$200,000	$175,426
Angolan Government International Bond, 9.375%, 5/8/48(1)	300,000	229,908
		405,334
Argentina — 1.3%
Argentine Republic Government International Bond, 3.625%, 7/9/35	1,498,000	445,193
Bahamas — 0.3%
Bahamas Government International Bond, 5.75%, 1/16/24(1)	100,000	98,865
Brazil — 1.0%
Brazilian Government International Bond, 4.25%, 1/7/25	125,000	122,854
Brazilian Government International Bond, 6.00%, 10/20/33	200,000	194,925
		317,779
Chile — 2.4%
Chile Government International Bond, 2.55%, 1/27/32	676,000	568,755
Chile Government International Bond, 2.55%, 7/27/33	200,000	161,057
Chile Government International Bond, 3.50%, 1/31/34	100,000	86,811
		816,623
Colombia — 1.3%
Colombia Government International Bond, 4.50%, 1/28/26	75,000	72,312
Colombia Government International Bond, 6.125%, 1/18/41	450,000	373,011
		445,323
Costa Rica — 1.2%
Costa Rica Government International Bond, 6.125%, 2/19/31	400,000	399,954
Dominican Republic — 2.3%
Dominican Republic International Bond, 4.50%, 1/30/30	400,000	349,879
Dominican Republic International Bond, 4.875%, 9/23/32	300,000	255,297
Dominican Republic International Bond, 5.875%, 1/30/60	200,000	154,226
		759,402
Ecuador — 0.8%
Ecuador Government International Bond, 0.00%, 7/31/30(1)(2)	150,000	42,284
Ecuador Government International Bond, 3.50%, 7/31/35	625,000	231,505
		273,789
Egypt — 1.5%
Egypt Government International Bond, 5.80%, 9/30/27	200,000	133,156
Egypt Government International Bond, 7.05%, 1/15/32	515,000	295,047
Egypt Government International Bond, 7.625%, 5/29/32(1)	150,000	86,633
		514,836
El Salvador — 0.6%
El Salvador Government International Bond, 5.875%, 1/30/25	100,000	92,113
El Salvador Government International Bond, 7.65%, 6/15/35	75,000	53,948
El Salvador Government International Bond, 7.12%, 1/20/50	100,000	67,500
		213,561
Ghana — 0.8%
Ghana Government International Bond, 8.125%, 3/26/32(1)(3)(4)	400,000	175,390
Ghana Government International Bond, 8.95%, 3/26/51(1)(3)(4)	250,000	104,995
		280,385
Guatemala — 2.6%
Guatemala Government Bond, 4.50%, 5/3/26(1)	400,000	384,801
52

Emerging Markets Bond ETF
	Principal Amount/ Shares	Value
Guatemala Government Bond, 5.25%, 8/10/29(1)	$200,000	$190,269
Guatemala Government Bond, 4.90%, 6/1/30	300,000	281,901
		856,971
Hungary — 1.1%
Hungary Government International Bond, 2.125%, 9/22/31(1)	200,000	154,254
Hungary Government International Bond, 6.25%, 9/22/32(1)	200,000	202,142
		356,396
Indonesia — 2.7%
Indonesia Government International Bond, 4.10%, 4/24/28	200,000	191,658
Indonesia Government International Bond, 8.50%, 10/12/35	355,000	452,370
Indonesia Government International Bond, 4.75%, 7/18/47	75,000	68,954
Indonesia Government International Bond, 5.45%, 9/20/52	200,000	197,257
		910,239
Ivory Coast — 0.5%
Ivory Coast Government International Bond, 5.75%, 12/31/32	167,249	152,158
Jordan — 1.2%
Jordan Government International Bond, 7.50%, 1/13/29(1)	300,000	305,106
Jordan Government International Bond, 7.375%, 10/10/47(1)	100,000	87,698
		392,804
Kenya — 1.0%
Republic of Kenya Government International Bond, 6.875%, 6/24/24(1)	260,000	247,587
Republic of Kenya Government International Bond, 8.25%, 2/28/48(1)	100,000	75,000
		322,587
Mexico — 2.3%
Mexico Government International Bond, 4.75%, 4/27/32	435,000	413,012
Mexico Government International Bond, 3.50%, 2/12/34	441,000	366,576
		779,588
Morocco — 0.8%
Morocco Government International Bond, 3.00%, 12/15/32(1)	150,000	117,460
Morocco Government International Bond, 4.00%, 12/15/50(1)	250,000	164,227
		281,687
Nigeria — 2.3%
Nigeria Government International Bond, 6.50%, 11/28/27(1)	200,000	172,062
Nigeria Government International Bond, 7.875%, 2/16/32	200,000	163,518
Nigeria Government International Bond, 7.375%, 9/28/33(1)	250,000	192,019
Nigeria Government International Bond, 7.625%, 11/28/47(1)	350,000	242,431
		770,030
Oman — 1.3%
Oman Government International Bond, 6.75%, 1/17/48	450,000	437,790
Pakistan — 0.7%
Pakistan Government International Bond, 8.25%, 9/30/25	200,000	122,887
Pakistan Government International Bond, 8.875%, 4/8/51(1)	250,000	111,052
		233,939
Panama — 2.9%
Panama Government International Bond, 7.125%, 1/29/26	300,000	310,820
Panama Government International Bond, 3.16%, 1/23/30	200,000	174,659
Panama Government International Bond, 6.40%, 2/14/35	50,000	51,433
Panama Government International Bond, 4.50%, 4/16/50	600,000	450,647
		987,559
53

Emerging Markets Bond ETF
	Principal Amount/ Shares	Value
Paraguay — 1.2%
Paraguay Government International Bond, 3.85%, 6/28/33(1)	$200,000	$171,079
Paraguay Government International Bond, 5.85%, 8/21/33(1)	50,000	49,320
Paraguay Government International Bond, 5.40%, 3/30/50	200,000	167,580
		387,979
Peru — 2.7%
Peruvian Government International Bond, 2.78%, 1/23/31	300,000	255,029
Peruvian Government International Bond, 8.75%, 11/21/33	200,000	249,642
Peruvian Government International Bond, 3.55%, 3/10/51	538,000	388,416
		893,087
Philippines — 1.5%
Philippine Government International Bond, 6.375%, 1/15/32	200,000	217,789
Philippine Government International Bond, 5.50%, 1/17/48	267,000	268,836
		486,625
Poland — 1.1%
Bank Gospodarstwa Krajowego, 5.375%, 5/22/33(1)	284,000	277,837
Republic of Poland Government International Bond, 5.75%, 11/16/32	100,000	104,089
		381,926
Romania — 1.9%
Romanian Government International Bond, 6.625%, 2/17/28(1)	200,000	206,995
Romanian Government International Bond, 6.00%, 5/25/34(1)	300,000	293,934
Romanian Government International Bond, 7.625%, 1/17/53(1)	112,000	120,744
		621,673
Saudi Arabia — 3.3%
Saudi Government International Bond, 4.75%, 1/18/28(1)	81,000	80,267
Saudi Government International Bond, 5.50%, 10/25/32(1)	329,000	340,022
Saudi Government International Bond, 4.625%, 10/4/47	600,000	511,089
Saudi Government International Bond, 4.625%, 10/4/47(1)	200,000	170,034
		1,101,412
Senegal — 0.6%
Senegal Government International Bond, 6.25%, 5/23/33(1)	260,000	213,227
Serbia — 0.4%
Serbia International Bond, 6.50%, 9/26/33(1)	140,000	138,478
South Africa — 1.0%
Republic of South Africa Government International Bond, 4.30%, 10/12/28	75,000	66,353
Republic of South Africa Government International Bond, 5.75%, 9/30/49	400,000	284,272
		350,625
Sri Lanka — 0.3%
Sri Lanka Government International Bond, 6.75%, 4/18/28(1)(3)(4)	200,000	92,201
Turkey — 2.6%
Turkey Government International Bond, 9.875%, 1/15/28	250,000	265,128
Turkey Government International Bond, 9.125%, 7/13/30	225,000	229,936
Turkey Government International Bond, 6.625%, 2/17/45	200,000	160,946
Turkey Government International Bond, 5.75%, 5/11/47	300,000	214,305
		870,315
Ukraine — 0.8%
Ukraine Government International Bond, 7.25%, 3/15/35(3)(4)	1,050,000	281,810
54

Emerging Markets Bond ETF
	Principal Amount/ Shares	Value
United Arab Emirates — 1.1%
Abu Dhabi Government International Bond, 2.50%, 9/30/29(1)	$400,000	$356,138
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $18,476,708)		17,628,288
CORPORATE BONDS — 32.6%
Brazil — 1.7%
Embraer Netherlands Finance BV, 7.00%, 7/28/30(1)	225,000	228,248
Guara Norte Sarl, 5.20%, 6/15/34(1)	176,852	154,902
Petrobras Global Finance BV, 6.50%, 7/3/33	200,000	195,486
		578,636
Chile — 1.1%
Empresa Nacional del Petroleo, 6.15%, 5/10/33(1)	200,000	197,796
Kenbourne Invest SA, 4.70%, 1/22/28(1)	114,000	70,059
VTR Finance NV, 6.375%, 7/15/28(1)	200,000	92,030
		359,885
China — 0.7%
Alibaba Group Holding Ltd., 4.20%, 12/6/47	150,000	112,081
Tencent Holdings Ltd., 3.24%, 6/3/50	200,000	122,043
		234,124
Colombia — 5.1%
Canacol Energy Ltd., 5.75%, 11/24/28	200,000	171,481
Ecopetrol SA, 6.875%, 4/29/30	200,000	186,483
Ecopetrol SA, 4.625%, 11/2/31	400,000	316,321
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 5.375%, 12/30/30(1)(5)	717,000	529,259
Geopark Ltd., 5.50%, 1/17/27(1)	400,000	346,154
Millicom International Cellular SA, 4.50%, 4/27/31(1)	200,000	158,202
		1,707,900
Guatemala — 1.2%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.25%, 4/27/29(1)	450,000	413,595
India — 1.5%
Greenko Dutch BV, 3.85%, 3/29/26	188,000	170,277
Reliance Industries Ltd., 2.875%, 1/12/32(1)(5)	250,000	205,149
Vedanta Resources Ltd., 6.125%, 8/9/24	200,000	119,358
		494,784
Indonesia — 3.5%
Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT, 5.45%, 5/15/30(1)	425,000	407,844
Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT, 5.80%, 5/15/50	200,000	171,616
Medco Bell Pte. Ltd., 6.375%, 1/30/27(1)	200,000	185,991
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 5.45%, 5/21/28	425,000	421,117
		1,186,568
Israel — 1.5%
Energean Israel Finance Ltd., 4.50%, 3/30/24	367,000	364,211
Energean Israel Finance Ltd., 8.50%, 9/30/33(1)	128,000	129,920
		494,131
Kazakhstan — 0.5%
KazMunayGas National Co. JSC, 5.75%, 4/19/47	200,000	161,401
Luxembourg — 1.9%
EIG Pearl Holdings Sarl, 4.39%, 11/30/46(1)	461,000	349,012
55

Emerging Markets Bond ETF
	Principal Amount/ Shares	Value
Petrorio Luxembourg Trading Sarl, 6.125%, 6/9/26(1)	$308,000	$296,186
		645,198
Malaysia — 0.9%
Petronas Capital Ltd., 3.50%, 4/21/30	200,000	181,749
Petronas Capital Ltd., 4.55%, 4/21/50(5)	125,000	108,885
		290,634
Mexico — 4.9%
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	200,000	174,123
Becle SAB de CV, 2.50%, 10/14/31	200,000	157,616
Comision Federal de Electricidad, 4.875%, 1/15/24	200,000	199,269
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	140,000	106,987
Petroleos Mexicanos, 6.49%, 1/23/27	614,000	538,300
Petroleos Mexicanos, 5.95%, 1/28/31	250,000	181,113
Petroleos Mexicanos, 6.50%, 6/2/41	250,000	155,890
Tierra Mojada Luxembourg II Sarl, 5.75%, 12/1/40(1)	153,546	130,582
		1,643,880
Nigeria — 0.3%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	100,000	89,864
Panama — 0.5%
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	200,000	185,808
Paraguay — 0.7%
Bioceanico Sovereign Certificate Ltd., 0.00%, 6/5/34(2)	178,115	126,531
Rutas 2 & 7 Finance Ltd., 0.00%, 9/30/36(2)	180,000	115,876
		242,407
Peru — 0.3%
Credicorp Ltd., 2.75%, 6/17/25	100,000	94,153
Qatar — 0.1%
Ooredoo International Finance Ltd., 4.50%, 1/31/43(1)	50,000	46,514
Saudi Arabia — 1.3%
Saudi Arabian Oil Co., 4.25%, 4/16/39	400,000	342,471
TMS Issuer Sarl, 5.78%, 8/23/32(1)	100,000	101,872
		444,343
South Africa — 2.2%
Eskom Holdings SOC Ltd., 7.125%, 2/11/25(1)	400,000	395,375
Eskom Holdings SOC Ltd., 4.31%, 7/23/27	200,000	177,810
Prosus NV, 4.19%, 1/19/32	200,000	163,277
		736,462
United Arab Emirates — 1.8%
Abu Dhabi National Energy Co. PJSC, 4.375%, 1/24/29(1)	48,000	46,654
DP World Crescent Ltd., 4.85%, 9/26/28	400,000	394,234
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(1)	189,970	150,081
		590,969
United States — 0.3%
DAE Funding LLC, 3.375%, 3/20/28(1)	100,000	89,359
Zambia — 0.6%
First Quantum Minerals Ltd., 6.875%, 10/15/27(1)	212,000	206,672
TOTAL CORPORATE BONDS (Cost $12,072,117)		10,937,287
U.S. TREASURY SECURITIES — 4.8%
U.S. Treasury Notes, 2.50%, 3/31/27(6)	550,000	515,453
U.S. Treasury Notes, 1.375%, 11/15/31	400,000	324,234
56

Emerging Markets Bond ETF
	Principal Amount/ Shares	Value
U.S. Treasury Notes, 1.875%, 2/15/32(6)	$750,000	$630,527
U.S. Treasury Notes, 3.375%, 5/15/33	131,000	123,427
TOTAL U.S. TREASURY SECURITIES (Cost $1,730,880)		1,593,641
PREFERRED STOCKS — 0.3%
Mexico — 0.3%
Banco Mercantil del Norte SA, 8.375%(1)(5) (Cost $117,282)	100,000	96,946
SHORT-TERM INVESTMENTS — 8.7%
Money Market Funds — 8.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,690,867	2,690,867
State Street Navigator Securities Lending Government Money Market Portfolio(7)	211,250	211,250
TOTAL SHORT-TERM INVESTMENTS (Cost $2,902,117)		2,902,117
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $35,299,104)		33,158,279
OTHER ASSETS AND LIABILITIES — 1.0%		340,693
TOTAL NET ASSETS — 100.0%		$33,498,972

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	1	December 2023	$106,922	$789
U.S. Treasury 10-Year Ultra Notes	4	December 2023	464,438	4,367
U.S. Treasury Ultra Bonds	19	December 2023	2,459,906	26,436
			$3,031,266	$31,592
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Long Bonds	1	December 2023	$121,687	$(1,209)
U.S. Treasury 2-Year Notes	4	December 2023	815,219	(2,602)
			$936,906	$(3,811)
^Amount represents value and unrealized appreciation (depreciation).

57

Emerging Markets Bond ETF

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Brazilian Government International Bond	Buy	(1.00)%	6/20/28	$660,000	$40,506	$(23,165)	$17,341
Chile Government International Bond	Buy	(1.00)%	6/20/28	$382,000	3,873	(11,726)	(7,853)
Colombia Government International Bond	Buy	(1.00)%	6/20/28	$670,000	39,310	(10,893)	28,417
Markit CDX North America High Yield Index Series 39	Buy	(5.00)%	12/20/27	$633,600	9,162	(35,754)	(26,592)
Markit CDX Emerging Markets Index Series 39	Buy	(1.00)%	6/20/28	$710,000	29,986	(1,760)	28,226
Mexico Government International Bond	Buy	(1.00)%	6/20/28	$1,500,000	25,183	(28,511)	(3,328)
Republic of South Africa Government International Bond	Buy	(1.00)%	6/20/28	$861,000	64,400	(14,601)	49,799
					$212,420	$(126,410)	$86,010
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

58

Emerging Markets Bond ETF

NOTES TO SCHEDULE OF INVESTMENTS
CDX	–	Credit Derivatives Indexes
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $11,655,069, which represented 34.8% of total net assets.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(3)Security is in default.
(4)Non-income producing.
(5)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $205,792. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(6)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $540,714.
(7)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $211,250.

See Notes to Financial Statements.
59

AUGUST 31, 2023

Multisector Floating Income ETF
	Principal Amount/Shares	Value
COLLATERALIZED LOAN OBLIGATIONS — 41.4%
ACRES Commercial Realty Ltd., Series 2021-FL1, Class AS, VRN, 7.03%, (1-month SOFR plus 1.71%), 6/15/36(1)	$247,000	$238,471
ACRES Commercial Realty Ltd., Series 2021-FL2, Class A, VRN, 6.83%, (1-month SOFR plus 1.51%), 1/15/37(1)	230,000	228,054
AMMC CLO 21 Ltd., Series 2017-21A, Class A, VRN, 6.88%, (3-month SOFR plus 1.51%), 11/2/30(1)	225,362	224,771
AMMC CLO 22 Ltd., Series 2018-22A, Class A, VRN, 6.64%, (3-month SOFR plus 1.29%), 4/25/31(1)	225,177	224,059
AMMC CLO XI Ltd., Series 2012-11A, Class BR2, VRN, 7.23%, (3-month SOFR plus 1.86%), 4/30/31(1)	250,000	247,683
Apidos CLO XXV, Series 2016-25A, Class A1R, VRN, 6.76%, (3-month SOFR plus 1.43%), 10/20/31(1)	250,000	248,626
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL1, Class A, VRN, 6.40%, (1-month SOFR plus 1.08%), 12/15/35(1)	100,000	99,085
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, VRN, 6.78%, (1-month SOFR plus 1.46%), 11/15/36(1)	200,000	197,200
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL2, Class A, VRN, 7.16%, (1-month SOFR plus 1.85%), 5/15/37(1)	200,000	198,553
AREIT Trust, Series 2022-CRE6, Class A, SEQ, VRN, 6.48%, (30-day average SOFR plus 1.25%), 1/20/37(1)	183,744	181,001
Barings CLO Ltd., Series 2015-IA, Class AR, VRN, 6.58%, (3-month SOFR plus 1.25%), 1/20/31(1)	267,825	266,844
Barings Private Credit Corp. CLO Ltd., Series 2023-1A, Class A1, VRN, 7.81%, (3-month SOFR plus 2.40%), 7/15/31(1)	250,000	250,145
BSPRT Issuer Ltd., Series 2021-FL6, Class A, VRN, 6.53%, (1-month SOFR plus 1.21%), 3/15/36(1)	200,000	197,047
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.07%, (3-month SOFR plus 1.76%), 4/15/32(1)	67,228	66,819
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 6.72%, (3-month SOFR plus 1.37%), 1/22/31(1)	246,847	245,760
Cook Park CLO Ltd., Series 2018-1A, Class B, VRN, 6.97%, (3-month SOFR plus 1.66%), 4/17/30(1)	250,000	247,003
Dryden 60 CLO Ltd., Series 2018-60A, Class A, VRN, 6.62%, (3-month SOFR plus 1.31%), 7/15/31(1)	250,000	249,276
FS Rialto Issuer LLC, Series 2022-FL6, Class A, SEQ, VRN, 7.89%, (1-month SOFR plus 2.58%), 8/17/37(1)	200,000	200,937
Greystone CRE Notes Ltd., Series 2019-FL2, Class A, VRN, 6.61%, (1-month LIBOR plus 1.18%), 9/15/37(1)	167,052	166,633
Grippen Park CLO Ltd., Series 2017-1A, Class A, VRN, 6.85%, (3-month SOFR plus 1.52%), 1/20/30(1)	182,175	182,005
HGI CRE CLO Ltd., Series 2021-FL1, Class A, VRN, 6.48%, (1-month SOFR plus 1.16%), 6/16/36(1)	126,416	124,083
HGI CRE CLO Ltd., Series 2021-FL2, Class A, VRN, 6.43%, (1-month LIBOR plus 1.00%), 9/17/36(1)	153,649	150,061
LCM XV LP, Series 15A, Class AR2, VRN, 6.59%, (3-month SOFR plus 1.26%), 7/20/30(1)	183,617	183,135
LMREC LLC, Series 2021-CRE4, Class A, VRN, 6.48%, (1-month SOFR plus 1.16%), 4/22/37(1)	68,736	68,531
LoanCore Issuer Ltd., Series 2022-CRE7, Class A, VRN, 6.77%, (30-day average SOFR plus 1.55%), 1/17/37(1)	300,000	296,882
Magnetite XII Ltd., Series 2015-12A, Class ARR, VRN, 6.67%, (3-month SOFR plus 1.36%), 10/15/31(1)	250,000	249,131
MF1 Ltd., Series 2020-FL4, Class AS, VRN, 7.53%, (1-month SOFR plus 2.21%), 11/15/35(1)	200,000	197,210
60

Multisector Floating Income ETF
	Principal Amount/Shares	Value
MF1 Ltd., Series 2021-FL7, Class A, VRN, 6.51%, (1-month SOFR plus 1.19%), 10/16/36(1)	$260,000	$255,268
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class BR, VRN, 7.08%, (3-month SOFR plus 1.75%), 1/20/35(1)	250,000	246,767
OFSI BSL VIII Ltd., Series 2017-1A, Class AR, VRN, 6.57%, (3-month SOFR plus 1.26%), 8/16/29(1)	144,357	144,080
OHA Loan Funding Ltd., Series 2013-1A, Class A1R2, VRN, 6.70%, (3-month SOFR plus 1.35%), 7/23/31(1)	200,000	199,340
Owl Rock CLO I Ltd., Series 2019-1A, Class A, VRN, 7.44%, (3-month SOFR plus 2.06%), 5/20/31(1)	246,700	245,778
Owl Rock CLO IV Ltd., Series 2020-4A, Class A2R, VRN, 7.54%, (3-month SOFR plus 2.16%), 8/20/33(1)	250,000	237,795
Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, VRN, 7.07%, (3-month SOFR plus 1.76%), 10/17/31(1)	200,000	198,300
Rad CLO 5 Ltd., Series 2019-5A, Class AR, VRN, 6.73%, (3-month SOFR plus 1.38%), 7/24/32(1)	250,000	248,319
Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class A, VRN, 6.63%, (1-month SOFR plus 1.31%), 11/25/36(1)	174,885	172,841
Saranac CLO VII Ltd., Series 2014-2A, Class A1AR, VRN, 6.87%, (3-month SOFR plus 1.49%), 11/20/29(1)	183,570	182,895
Shelter Growth CRE Issuer Ltd., Series 2023-FL5, Class A, VRN, 8.07%, (1-month SOFR plus 2.75%), 5/19/38(1)	90,000	89,658
THL Credit Wind River CLO Ltd., Series 2017-4A, Class B, VRN, 7.09%, (3-month SOFR plus 1.71%), 11/20/30(1)	250,000	247,687
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 6.58%, (3-month SOFR plus 1.23%), 4/25/31(1)	238,469	236,923
Voya CLO Ltd., Series 2016-2A, Class A2R, VRN, 7.33%, (3-month SOFR plus 2.01%), 7/19/28(1)	250,000	248,778
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $8,346,811)		8,383,434
U.S. TREASURY SECURITIES — 30.4%
U.S. Treasury Notes, 2.25%, 1/31/24	3,200,000	3,158,564
U.S. Treasury Notes, VRN, 5.45%, (3-month USBMMY plus 0.04%), 10/31/23	3,000,000	3,000,322
TOTAL U.S. TREASURY SECURITIES (Cost $6,159,519)		6,158,886
COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.6%
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class B, VRN, 6.51%, (1-month SOFR plus 1.20%), 9/15/34(1)	100,000	99,546
BX Commercial Mortgage Trust, Series 2021-XL2, Class A, VRN, 6.11%, (1-month SOFR plus 0.80%), 10/15/38(1)	175,934	171,884
BX Mortgage Trust, Series 2022-MVRK, Class A, VRN, 6.78%, (1-month SOFR plus 1.47%), 3/15/39(1)	247,216	243,411
BX Trust, Series 2018-BILT, Class A, VRN, 6.41%, (1-month SOFR plus 1.10%), 5/15/30(1)	200,000	198,739
BX Trust, Series 2018-GW, Class A, VRN, 6.41%, (1-month SOFR plus 1.10%), 5/15/35(1)	300,000	297,562
BX Trust, Series 2021-SDMF, Class A, VRN, 6.01%, (1-month SOFR plus 0.70%), 9/15/34(1)	250,000	244,129
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class B, VRN, 6.59%, (1-month SOFR plus 1.28%), 5/15/36(1)	204,491	203,960
EQUS Mortgage Trust, Series 2021-EQAZ, Class A, VRN, 6.18%, (1-month SOFR plus 0.87%), 10/15/38(1)	199,996	195,718
GS Mortgage Securities Corp. Trust, Series 2018-HULA, Class C, VRN, 7.07%, (1-month SOFR plus 1.75%), 7/15/25(1)	91,477	89,970
GS Mortgage Securities Corp. Trust, Series 2021-ARDN, Class A, VRN, 6.68%, (1-month SOFR plus 1.36%), 11/15/36(1)	200,000	194,670
61

Multisector Floating Income ETF
	Principal Amount/Shares	Value
GS Mortgage Securities Corp. Trust, Series 2021-STAR, Class A, VRN, 6.38%, (1-month SOFR plus 1.06%), 12/15/36(1)	$200,000	$196,424
Life Mortgage Trust, Series 2021-BMR, Class A, VRN, 6.12%, (1-month SOFR plus 0.81%), 3/15/38(1)	196,594	192,829
Med Trust, Series 2021-MDLN, Class A, VRN, 6.37%, (1-month SOFR plus 1.06%), 11/15/38(1)	199,045	194,319
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, SEQ, VRN, 6.72%, (1-month SOFR plus 1.40%), 3/15/39(1)	200,000	197,647
SMRT Commercial Mortgage Trust, Series 2022-MINI, Class A, VRN, 6.31%, (1-month SOFR plus 1.00%), 1/15/39(1)	250,000	244,829
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, VRN, 8.10%, (1-month SOFR plus 2.79%), 11/15/27(1)	200,000	200,249
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,153,900)		3,165,886
COLLATERALIZED MORTGAGE OBLIGATIONS — 9.0%
Private Sponsor Collateralized Mortgage Obligations — 1.8%
Bellemeade RE Ltd., Series 2020-2A, Class M2, VRN, 11.43%, (1-month LIBOR plus 6.00%), 8/26/30(1)	104,632	106,234
Eagle RE Ltd., Series 2021-1, Class M1C, VRN, 7.99%, (30-day average SOFR plus 2.70%), 10/25/33(1)	115,569	115,949
Home RE Ltd., Series 2022-1, Class M1A, VRN, 8.14%, (30-day average SOFR plus 2.85%), 10/25/34(1)	141,897	143,036
		365,219
U.S. Government Agency Collateralized Mortgage Obligations — 7.2%
FHLMC, Series 2020-DNA5, Class M2, VRN, 8.09%, (30-day average SOFR plus 2.80%), 10/25/50(1)	187,504	190,281
FHLMC, Series 2020-HQA2, Class M2, VRN, 8.50%, (30-day average SOFR plus 3.21%), 3/25/50(1)	232,145	238,097
FHLMC, Series 2023-DNA1, Class M1A, VRN, 7.40%, (30-day average SOFR plus 2.10%), 3/25/43(1)	250,006	252,433
FHLMC, Series 2023-DNA2, Class M1A, VRN, 7.40%, (30-day average SOFR plus 2.10%), 4/25/43(1)	97,346	98,236
FHLMC, Series 2023-HQA2, Class M1A, VRN, 7.29%, (30-day average SOFR plus 2.00%), 6/25/43(1)	277,985	279,168
FNMA, Series 2022-R04, Class 1M1, VRN, 7.29%, (30-day average SOFR plus 2.00%), 3/25/42(1)	186,679	188,128
FNMA, Series 2023-R04, Class 1M1, VRN, 7.60%, (30-day average SOFR plus 2.30%), 5/25/43(1)	95,582	97,139
FNMA, Series 2023-R06, Class 1M1, VRN, 6.99%, (30-day average SOFR plus 1.70%), 7/25/43(1)	107,432	107,483
		1,450,965
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,809,325)		1,816,184
ASSET-BACKED SECURITIES — 1.5%
321 Henderson Receivables I LLC, Series 2004-A, Class A1, VRN, 5.78%, (1-month SOFR plus 0.46%), 9/15/45(1)	10,464	10,364
321 Henderson Receivables I LLC, Series 2005-2A, Class A1, VRN, 5.66%, (1-month SOFR plus 0.34%), 11/15/40(1)	94,710	92,650
Brazos Higher Education Authority, Inc., Series 2011-1, Class A3, VRN, 6.47%, (90-day average SOFR plus 1.31%), 11/25/33	71,742	71,682
Navient Private Education Loan Trust, Series 2015-BA, Class A3, VRN, 6.875%, (1-month SOFR plus 1.56%), 7/16/40(1)	48,830	48,835
Northstar Education Finance, Inc., Series 2006-A, Class B, VRN, 6.20%, (3-month SOFR plus 0.81%), 11/28/35	77,220	76,186
TOTAL ASSET-BACKED SECURITIES (Cost $292,834)		299,717
62

Multisector Floating Income ETF
	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 1.7%
Money Market Funds — 1.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $351,135)	351,135	$351,135
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $20,113,524)		20,175,242
OTHER ASSETS AND LIABILITIES — 0.4%		76,781
TOTAL NET ASSETS — 100.0%		$20,252,023

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USBMMY	–	U.S. Treasury Bill Money Market Yield
VRN	–
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $13,517,353, which represented 66.7% of total net assets.

See Notes to Financial Statements.
63

AUGUST 31, 2023

Multisector Income ETF
	Principal Amount/Shares	Value
CORPORATE BONDS — 41.0%
Aerospace and Defense — 0.9%
Boeing Co., 2.80%, 3/1/24	$875,000	$861,162
Bombardier, Inc., 7.50%, 2/1/29(1)(2)	230,000	225,585
Spirit AeroSystems, Inc., 9.375%, 11/30/29(1)	175,000	182,589
TransDigm, Inc., 4.625%, 1/15/29	235,000	210,915
		1,480,251
Automobiles — 0.7%
Ford Motor Credit Co. LLC, 7.20%, 6/10/30	310,000	315,214
General Motors Financial Co., Inc., 3.80%, 4/7/25	490,000	473,624
General Motors Financial Co., Inc., 4.30%, 7/13/25	281,000	273,054
		1,061,892
Banks — 7.8%
Banco Santander SA, 6.92%, 8/8/33	600,000	600,293
Bank of America Corp., VRN, 2.09%, 6/14/29	365,000	311,634
Bank of America Corp., VRN, 2.88%, 10/22/30	745,000	639,587
Bank of America Corp., VRN, 2.57%, 10/20/32	120,000	96,227
Bank of America Corp., VRN, 4.57%, 4/27/33	175,000	162,291
Bank of America NA, 5.53%, 8/18/26	540,000	542,719
BNP Paribas SA, VRN, 5.34%, 6/12/29(1)	545,000	537,222
BPCE SA, 5.15%, 7/21/24(1)	735,000	726,218
Canadian Imperial Bank of Commerce, 5.00%, 4/28/28	495,000	485,102
Citigroup, Inc., VRN, 2.01%, 1/25/26	435,000	411,768
Credit Agricole SA, 5.59%, 7/5/26(1)	317,000	317,010
Credit Agricole SA, VRN, 4.00%, 1/10/33(1)	435,000	390,336
Discover Bank, 3.45%, 7/27/26	485,000	444,343
Discover Bank, VRN, 5.97%, 8/9/28	745,000	687,403
Fifth Third Bank NA, 3.85%, 3/15/26	200,000	186,704
HSBC Holdings PLC, VRN, 0.98%, 5/24/25	755,000	725,884
HSBC Holdings PLC, VRN, 2.80%, 5/24/32	589,000	470,619
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)	345,000	337,447
Intesa Sanpaolo SpA, 6.625%, 6/20/33(1)	465,000	459,291
KeyBank NA, 4.39%, 12/14/27	425,000	387,974
KeyCorp, VRN, 3.88%, 5/23/25	165,000	157,500
Mitsubishi UFJ Financial Group, Inc., VRN, 2.31%, 7/20/32	255,000	202,092
PNC Financial Services Group, Inc., VRN, 5.58%, 6/12/29	191,000	189,501
Santander UK Group Holdings PLC, VRN, 1.09%, 3/15/25	565,000	547,858
Societe Generale SA, VRN, 6.69%, 1/10/34(1)	416,000	424,164
Societe Generale SA, VRN, 3.65%, 7/8/35(1)	350,000	283,354
Toronto-Dominion Bank, 2.45%, 1/12/32	200,000	161,782
Truist Bank, VRN, 2.64%, 9/17/29	731,000	680,322
U.S. Bancorp, VRN, 5.78%, 6/12/29	274,000	273,516
Wells Fargo & Co., VRN, 5.39%, 4/24/34	291,000	283,554
Wells Fargo & Co., VRN, 5.56%, 7/25/34	285,000	281,369
		12,405,084
Biotechnology — 0.5%
Amgen, Inc., 5.25%, 3/2/25	318,000	316,843
Amgen, Inc., 5.25%, 3/2/30	505,000	505,958
		822,801
64

Multisector Income ETF
	Principal Amount/Shares	Value
Broadline Retail — 0.4%
Macy's Retail Holdings LLC, 5.875%, 3/15/30(1)(2)	$100,000	$87,590
Macy's Retail Holdings LLC, 6.125%, 3/15/32(1)(2)	640,000	549,376
		636,966
Building Products — 0.7%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	875,000	804,586
Builders FirstSource, Inc., 6.375%, 6/15/32(1)	45,000	43,913
Standard Industries, Inc., 4.375%, 7/15/30(1)	240,000	205,969
		1,054,468
Capital Markets — 2.2%
Blue Owl Capital Corp., 3.40%, 7/15/26	823,000	741,995
Charles Schwab Corp., VRN, 5.85%, 5/19/34	273,000	273,449
Charles Schwab Corp., VRN, 6.14%, 8/24/34	80,000	81,430
Deutsche Bank AG, VRN, 1.45%, 4/1/25	405,000	392,418
Deutsche Bank AG, VRN, 7.15%, 7/13/27	302,000	306,667
Goldman Sachs Group, Inc., VRN, 1.43%, 3/9/27	399,000	357,950
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	254,000	226,129
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	64,000	59,248
Morgan Stanley, VRN, 2.63%, 2/18/26	295,000	281,178
Morgan Stanley, VRN, 6.34%, 10/18/33	290,000	303,975
Morgan Stanley, VRN, 5.42%, 7/21/34	232,000	228,200
Nasdaq, Inc., 5.55%, 2/15/34	290,000	289,679
		3,542,318
Chemicals — 0.6%
Celanese US Holdings LLC, 5.90%, 7/5/24	10,000	9,991
Celanese US Holdings LLC, 6.35%, 11/15/28	465,000	466,549
Tronox, Inc., 4.625%, 3/15/29(1)	500,000	412,467
		889,007
Commercial Services and Supplies — 0.6%
Clean Harbors, Inc., 6.375%, 2/1/31(1)(2)	560,000	557,385
GrafTech Global Enterprises, Inc., 9.875%, 12/15/28(1)(2)	455,000	444,194
		1,001,579
Construction and Engineering — 0.2%
Brand Industrial Services, Inc., 10.375%, 8/1/30(1)	385,000	397,524
Consumer Finance — 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.75%, 10/29/24	665,000	632,298
Navient Corp., 6.125%, 3/25/24	375,000	373,771
		1,006,069
Consumer Staples Distribution & Retail — 0.3%
United Natural Foods, Inc., 6.75%, 10/15/28(1)(2)	580,000	483,447
Containers and Packaging — 1.4%
Berry Global, Inc., 5.50%, 4/15/28(1)	800,000	786,951
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(1)	678,000	684,915
Sealed Air Corp., 5.00%, 4/15/29(1)	780,000	724,515
		2,196,381
Distributors — 0.4%
LKQ Corp., 6.25%, 6/15/33(1)	710,000	705,502
Diversified REITs — 1.6%
Agree LP, 2.90%, 10/1/30	380,000	315,760
Extra Space Storage LP, 5.50%, 7/1/30	355,000	352,343
65

Multisector Income ETF
	Principal Amount/Shares	Value
Invitation Homes Operating Partnership LP, 5.50%, 8/15/33	$150,000	$145,337
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27(2)	465,000	367,889
Spirit Realty LP, 4.00%, 7/15/29	560,000	504,234
VICI Properties LP, 4.375%, 5/15/25	430,000	418,437
VICI Properties LP/VICI Note Co., Inc., 4.125%, 8/15/30(1)	435,000	381,271
		2,485,271
Diversified Telecommunication Services — 1.1%
AT&T, Inc., 5.40%, 2/15/34	995,000	966,646
AT&T, Inc., 4.50%, 5/15/35	5,000	4,446
Sprint Capital Corp., 6.875%, 11/15/28	5,000	5,287
Sprint Capital Corp., 8.75%, 3/15/32	635,000	757,402
		1,733,781
Electric Utilities — 0.8%
American Electric Power Co., Inc., VRN, 3.875%, 2/15/62	480,000	389,402
Pacific Gas & Electric Co., 6.40%, 6/15/33	145,000	143,163
Palomino Funding Trust I, 7.23%, 5/17/28(1)	520,000	527,056
Tierra Mojada Luxembourg II Sarl, 5.75%, 12/1/40(1)	306,179	260,387
		1,320,008
Electrical Equipment — 0.3%
Regal Rexnord Corp., 6.40%, 4/15/33(1)	425,000	421,378
Entertainment†
Warnermedia Holdings, Inc., 3.76%, 3/15/27	80,000	75,060
Financial Services — 0.3%
Antares Holdings LP, 7.95%, 8/11/28(1)	430,000	432,310
Ground Transportation — 0.4%
United Rentals North America, Inc., 6.00%, 12/15/29(1)	585,000	581,942
Health Care Equipment and Supplies — 0.5%
Avantor Funding, Inc., 4.625%, 7/15/28(1)	415,000	385,634
Medline Borrower LP, 3.875%, 4/1/29(1)(2)	455,000	397,636
		783,270
Health Care Providers and Services — 1.1%
Centene Corp., 3.375%, 2/15/30	435,000	372,685
IQVIA, Inc., 6.50%, 5/15/30(1)	368,000	370,430
Owens & Minor, Inc., 6.625%, 4/1/30(1)(2)	440,000	400,686
Tenet Healthcare Corp., 6.125%, 10/1/28(2)	347,000	334,541
Tenet Healthcare Corp., 4.25%, 6/1/29	270,000	241,321
		1,719,663
Hotels, Restaurants and Leisure — 1.9%
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	500,000	438,116
Caesars Entertainment, Inc., 7.00%, 2/15/30(1)	190,000	190,913
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)	460,000	428,217
Light & Wonder International, Inc., 7.25%, 11/15/29(1)	575,000	577,944
Royal Caribbean Cruises Ltd., 7.25%, 1/15/30(1)	360,000	365,815
Station Casinos LLC, 4.625%, 12/1/31(1)(2)	595,000	491,036
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	500,000	473,710
		2,965,751
Independent Power and Renewable Electricity Producers — 0.2%
Alexander Funding Trust II, 7.47%, 7/31/28(1)	390,000	395,349
66

Multisector Income ETF
	Principal Amount/Shares	Value
Insurance — 0.5%
Allstate Corp., 5.25%, 3/30/33	$19,000	$18,626
Athene Global Funding, 2.51%, 3/8/24(1)	650,000	637,522
Belrose Funding Trust, 2.33%, 8/15/30(1)	101,000	77,365
		733,513
IT Services — 0.6%
Black Knight InfoServ LLC, 3.625%, 9/1/28(1)	455,000	419,972
Kyndryl Holdings, Inc., 2.70%, 10/15/28	665,000	556,417
		976,389
Life Sciences Tools and Services — 0.7%
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)	447,000	438,060
Illumina, Inc., 5.80%, 12/12/25	715,000	715,003
		1,153,063
Machinery — 0.4%
Chart Industries, Inc., 9.50%, 1/1/31(1)	444,000	478,488
Ingersoll Rand, Inc., 5.70%, 8/14/33	104,000	105,517
		584,005
Media — 2.6%
CCO Holdings LLC / CCO Holdings Capital Corp., 7.375%, 3/1/31(1)	1,050,000	1,044,613
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 1/15/34(1)	680,000	521,371
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	425,000	391,211
Cox Communications, Inc., 5.70%, 6/15/33(1)	315,000	314,319
Gray Escrow II, Inc., 5.375%, 11/15/31(1)	695,000	485,838
Gray Television, Inc., 4.75%, 10/15/30(1)(2)	415,000	290,184
Paramount Global, 4.00%, 1/15/26	575,000	552,319
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	365,000	328,999
Warner Media LLC, 3.80%, 2/15/27	334,000	297,188
		4,226,042
Metals and Mining — 0.9%
Arsenal AIC Parent LLC, 8.00%, 10/1/30(1)	38,000	38,854
ATI, Inc., 4.875%, 10/1/29	390,000	352,475
Cleveland-Cliffs, Inc., 6.75%, 4/15/30(1)	615,000	587,063
South32 Treasury Ltd., 4.35%, 4/14/32(1)	525,000	455,099
		1,433,491
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	445,000	402,969
Multi-Utilities — 0.3%
Sempra, VRN, 4.125%, 4/1/52	620,000	502,162
Oil, Gas and Consumable Fuels — 5.2%
Antero Resources Corp., 5.375%, 3/1/30(1)	650,000	608,415
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	520,000	521,979
Chesapeake Energy Corp., 6.75%, 4/15/29(1)	25,000	24,844
Civitas Resources, Inc., 8.375%, 7/1/28(1)	665,000	685,781
Columbia Pipelines Holding Co. LLC, 6.04%, 8/15/28(1)	475,000	479,776
CrownRock LP / CrownRock Finance, Inc., 5.00%, 5/1/29(1)	425,000	395,101
Ecopetrol SA, 5.375%, 6/26/26	375,000	363,564
67

Multisector Income ETF
	Principal Amount/Shares	Value
Energean Israel Finance Ltd., 8.50%, 9/30/33(1)	$262,000	$265,930
EnLink Midstream LLC, 6.50%, 9/1/30(1)	452,000	453,666
EQM Midstream Partners LP, 7.50%, 6/1/27(1)	480,000	484,912
Geopark Ltd., 5.50%, 1/17/27(1)	460,000	398,077
MEG Energy Corp., 5.875%, 2/1/29(1)	445,000	425,547
Occidental Petroleum Corp., 6.375%, 9/1/28	635,000	646,379
Occidental Petroleum Corp., 6.125%, 1/1/31	499,000	503,326
ONEOK, Inc., 6.05%, 9/1/33	160,000	161,315
Petrobras Global Finance BV, 6.50%, 7/3/33	460,000	449,618
Petroleos Mexicanos, 5.95%, 1/28/31	525,000	380,338
Southwestern Energy Co., 5.375%, 3/15/30	805,000	754,458
Williams Cos., Inc., 5.30%, 8/15/28	280,000	278,736
		8,281,762
Passenger Airlines — 0.8%
American Airlines Pass-Through Trust, Series 2017-2, Class B, 3.70%, 4/15/27	445,022	422,237
American Airlines, Inc., 7.25%, 2/15/28(1)	330,000	324,497
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	220,000	216,112
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.00%, 9/20/25(1)	380,000	380,751
		1,343,597
Personal Care Products — 0.3%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.625%, 7/15/30(1)	415,000	415,498
Retail REITs — 0.7%
NNN REIT, Inc., 4.30%, 10/15/28	1,087,000	1,020,918
NNN REIT, Inc., 5.60%, 10/15/33	185,000	181,478
		1,202,396
Semiconductors and Semiconductor Equipment — 0.2%
NXP BV / NXP Funding LLC / NXP USA, Inc., 2.50%, 5/11/31	410,000	331,703
Specialized REITs — 1.0%
American Tower Corp., 5.25%, 7/15/28	5,000	4,928
American Tower Corp., 5.55%, 7/15/33	425,000	421,065
Equinix, Inc., 2.90%, 11/18/26	180,000	166,494
Equinix, Inc., 1.80%, 7/15/27	245,000	214,220
Iron Mountain, Inc., 5.625%, 7/15/32(1)	860,000	772,542
		1,579,249
Trading Companies and Distributors — 1.0%
Air Lease Corp., 3.125%, 12/1/30	720,000	600,771
Aircastle Ltd., 6.50%, 7/18/28(1)	605,000	601,429
Beacon Roofing Supply, Inc., 6.50%, 8/1/30(1)	430,000	425,270
		1,627,470
Wireless Telecommunication Services — 0.1%
Kenbourne Invest SA, 4.70%, 1/22/28(1)	173,000	106,317
TOTAL CORPORATE BONDS (Cost $66,738,513)		65,496,698
U.S. TREASURY SECURITIES — 23.8%
U.S. Treasury Notes, 4.50%, 11/30/24(3)	3,550,000	3,518,591
U.S. Treasury Notes, 1.00%, 12/15/24(3)	1,720,000	1,630,842
U.S. Treasury Notes, 4.625%, 6/30/25	2,200,000	2,187,969
68

Multisector Income ETF
	Principal Amount/Shares	Value
U.S. Treasury Notes, 3.875%, 1/15/26	$500,000	$490,605
U.S. Treasury Notes, 3.75%, 4/15/26	532,000	520,570
U.S. Treasury Notes, 3.625%, 5/15/26	4,500,000	4,389,258
U.S. Treasury Notes, 4.125%, 6/15/26	2,900,000	2,866,695
U.S. Treasury Notes, 4.50%, 7/15/26	2,500,000	2,495,703
U.S. Treasury Notes, 4.375%, 8/15/26	12,800,000	12,742,500
U.S. Treasury Notes, 2.00%, 11/15/26	700,000	648,211
U.S. Treasury Notes, 4.00%, 2/29/28	2,557,000	2,525,737
U.S. Treasury Notes, 3.50%, 4/30/28	910,000	879,874
U.S. Treasury Notes, 2.875%, 4/30/29	880,000	819,191
U.S. Treasury Notes, 3.875%, 11/30/29	505,000	494,959
U.S. Treasury Notes, 0.625%, 5/15/30	1,815,000	1,440,302
U.S. Treasury Notes, 4.125%, 11/15/32	265,000	264,928
U.S. Treasury Notes, 3.375%, 5/15/33	60,000	56,531
TOTAL U.S. TREASURY SECURITIES (Cost $38,202,930)		37,972,466
COLLATERALIZED LOAN OBLIGATIONS — 8.9%
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, VRN, 6.63%, (1-month SOFR plus 1.31%), 6/15/36(1)	426,733	417,194
ACRES Commercial Realty Ltd., Series 2021-FL1, Class AS, VRN, 7.03%, (1-month SOFR plus 1.71%), 6/15/36(1)	284,500	274,677
AIMCO CLO, Series 2018-AA, Class B, VRN, 6.97%, (3-month SOFR plus 1.66%), 4/17/31(1)	750,000	744,409
AIMCO CLO 10 Ltd., Series 2019-10A, Class CR, VRN, 7.51%, (3-month SOFR plus 2.16%), 7/22/32(1)	250,000	245,250
AMMC CLO XI Ltd., Series 2012-11A, Class BR2, VRN, 7.23%, (3-month SOFR plus 1.86%), 4/30/31(1)	500,000	495,366
AMMC CLO XIV Ltd., Series 2014-14A, Class BL1R, VRN, 9.21%, (3-month SOFR plus 3.86%), 7/25/29(1)	500,000	497,718
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL1, Class A, VRN, 6.40%, (1-month SOFR plus 1.08%), 12/15/35(1)	500,000	495,423
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, VRN, 6.78%, (1-month SOFR plus 1.46%), 11/15/36(1)	262,500	258,825
ARES XLVII CLO Ltd., Series 2018-47A, Class C, VRN, 7.32%, (3-month SOFR plus 2.01%), 4/15/30(1)	500,000	488,052
Bain Capital Credit CLO Ltd., Series 2019-2A, Class CR, VRN, 7.67%, (3-month LIBOR plus 2.10%), 10/17/32(1)	500,000	490,609
Barings CLO Ltd., Series 2016-2A, Class DR2, VRN, 8.74%, (3-month SOFR plus 3.41%), 1/20/32(1)	660,000	648,979
Barings Private Credit Corp. CLO Ltd., Series 2023-1A, Class A1, VRN, 7.81%, (3-month SOFR plus 2.40%), 7/15/31(1)	300,000	300,174
Benefit Street Partners CLO XI, Series 2017-11A, Class B, VRN, 7.97%, (3-month SOFR plus 2.66%), 4/15/29(1)	500,000	500,095
Cerberus Loan Funding XXVIII LP, Series 2020-1A, Class A, VRN, 7.42%, (3-month SOFR plus 2.11%), 10/15/31(1)	177,403	177,261
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.07%, (3-month SOFR plus 1.76%), 4/15/32(1)	302,526	300,686
CIFC Funding Ltd., Series 2017-3A, Class C, VRN, 9.24%, (3-month SOFR plus 3.91%), 7/20/30(1)	500,000	488,050
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 7.42%, (3-month SOFR plus 2.11%), 11/16/30(1)	200,000	196,756
Dryden 30 Senior Loan Fund, Series 2013-30A, Class CR, VRN, 7.33%, (3-month SOFR plus 1.96%), 11/15/28(1)	300,000	293,537
69

Multisector Income ETF
	Principal Amount/Shares	Value
Dryden 72 CLO Ltd., Series 2019-72A, Class CR, VRN, 7.48%, (3-month SOFR plus 2.11%), 5/15/32(1)	$500,000	$486,317
Greystone CRE Notes Ltd., Series 2019-FL2, Class D, VRN, 7.83%, (1-month LIBOR plus 2.40%), 9/15/37(1)	197,000	188,878
HGI CRE CLO Ltd., Series 2021-FL1, Class AS, VRN, 6.83%, (1-month SOFR plus 1.51%), 6/16/36(1)	603,000	585,764
KKR Static CLO I Ltd., Series 2022-1A, Class B, VRN, 7.93%, (3-month SOFR plus 2.60%), 7/20/31(1)	430,000	426,607
KVK CLO Ltd., Series 2013-1A, Class DR, VRN, 8.52%, (3-month SOFR plus 3.21%), 1/14/28(1)	250,000	248,273
LoanCore Issuer Ltd., Series 2019-CRE2, Class B, VRN, 7.125%, (1-month SOFR plus 1.81%), 5/15/36(1)	260,000	252,612
Madison Park Funding XIX Ltd., Series 2015-19A, Class DR, VRN, 9.96%, (3-month SOFR plus 4.61%), 1/22/28(1)	475,000	453,250
MF1 Ltd., Series 2020-FL4, Class D, VRN, 9.53%, (1-month SOFR plus 4.21%), 11/15/35(1)	585,000	570,498
MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class D, VRN, 7.93%, (1-month SOFR plus 2.61%), 7/15/36(1)	400,000	389,228
Octagon Investment Partners XV Ltd., Series 2013-1A, Class CRR, VRN, 7.58%, (3-month SOFR plus 2.26%), 7/19/30(1)	300,000	294,098
Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, VRN, 7.07%, (3-month SOFR plus 1.76%), 10/17/31(1)	415,000	411,473
Palmer Square Loan Funding Ltd., Series 2022-4A, Class B, VRN, 8.10%, (3-month SOFR plus 2.75%), 7/24/31(1)	255,000	257,519
Ready Capital Mortgage Financing LLC, Series 2021-FL5, Class C, VRN, 7.68%, (1-month SOFR plus 2.36%), 4/25/38(1)	400,000	385,979
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class C, VRN, 7.33%, (1-month SOFR plus 2.01%), 7/25/36(1)	350,000	332,772
Shelter Growth CRE Issuer Ltd., Series 2022-FL4, Class A, VRN, 7.61%, (1-month SOFR plus 2.30%), 6/17/37(1)	322,000	321,557
Shelter Growth CRE Issuer Ltd., Series 2023-FL5, Class A, VRN, 8.07%, (1-month SOFR plus 2.75%), 5/19/38(1)	224,500	223,646
Stewart Park CLO Ltd., Series 2015-1A, Class CR, VRN, 7.37%, (3-month SOFR plus 2.06%), 1/15/30(1)	300,000	293,107
Stratus CLO Ltd., Series 2021-2A, Class C, VRN, 7.49%, (3-month SOFR plus 2.16%), 12/28/29(1)	350,000	344,199
Vibrant CLO VII Ltd., Series 2017-7A, Class B, VRN, 7.99%, (3-month SOFR plus 2.66%), 9/15/30(1)	350,000	345,105
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $14,067,041)		14,123,943
ASSET-BACKED SECURITIES — 7.9%
Aaset Trust, Series 2021-2A, Class B, 3.54%, 1/15/47(1)	430,929	346,907
Adams Outdoor Advertising LP, Series 2023-1, Class B, 8.81%, 7/15/53(1)	300,000	298,760
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(1)	400,000	344,904
Aligned Data Centers Issuer LLC, Series 2022-1A, Class A2, SEQ, 6.35%, 10/15/47(1)	350,000	346,440
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.45%, 7/15/46(1)	428,280	355,911
CARS-DB4 LP, Series 2020-1A, Class A1, SEQ, 2.69%, 2/15/50(1)	210,926	199,007
CARS-DB4 LP, Series 2020-1A, Class A4, 3.19%, 2/15/50(1)	494,479	464,088
CARS-DB4 LP, Series 2020-1A, Class B1, 4.17%, 2/15/50(1)	100,000	93,730
70

Multisector Income ETF
		Principal Amount/Shares	Value
CARS-DB4 LP, Series 2020-1A, Class B2, 4.52%, 2/15/50(1)		$100,000	$88,597
Castlelake Aircraft Securitization Trust, Series 2018-1, Class A, SEQ, 4.125%, 6/15/43(1)		234,164	213,123
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A, SEQ, 3.47%, 1/15/46(1)		342,261	316,144
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37(1)		512,708	405,549
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(1)	CAD	450,000	301,595
Cologix Canadian Issuer LP, Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	350,000	232,795
Cologix Data Centers US Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.30%, 12/26/51(1)		$550,000	487,980
Credit Acceptance Auto Loan Trust, Series 2022-3A, Class A, SEQ, 6.57%, 10/15/32(1)		250,000	251,036
Diamond Issuer, Series 2021-1A, Class A, SEQ, 2.31%, 11/20/51(1)		691,000	596,615
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(1)		575,000	463,173
Domino's Pizza Master Issuer LLC, Series 2015-1A, Class A2II, SEQ, 4.47%, 10/25/45(1)		291,873	279,950
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(1)		289,345	263,615
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(1)		250,000	215,646
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(1)		525,000	459,459
Hilton Grand Vacations Trust, Series 2017-AA, Class B, 2.96%, 12/26/28(1)		349,780	347,054
Lunar Aircraft Ltd., Series 2020-1A, Class A, SEQ, 3.38%, 2/15/45(1)		264,145	228,920
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)		335,455	275,839
MACH 1 Cayman Ltd., Series 2019-1, Class A, SEQ, 3.47%, 10/15/39(1)		273,154	233,465
MAPS Ltd., Series 2018-1A, Class A, SEQ, 4.21%, 5/15/43(1)		256,220	229,414
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(1)		286,022	248,839
Navigator Aircraft ABS Ltd., Series 2021-1, Class B, SEQ, 3.57%, 11/15/46(1)		264,955	217,334
NP SPE II LLC, Series 2019-1A, Class A1, SEQ, 2.57%, 9/20/49(1)		313,820	293,640
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A, SEQ, 3.97%, 6/15/44(1)		382,830	333,517
Progress Residential Trust, Series 2021-SFR1, Class D, 1.81%, 4/17/38(1)		750,000	660,786
Sapphire Aviation Finance II Ltd., Series 2020-1A, Class A, SEQ, 3.23%, 3/15/40(1)		172,340	146,132
ServiceMaster Funding LLC, Series 2020-1, Class A2I, SEQ, 2.84%, 1/30/51(1)		190,092	162,458
ServiceMaster Funding LLC, Series 2020-1, Class A2II, SEQ, 3.34%, 1/30/51(1)		396,318	318,409
Slam Ltd., Series 2021-1A, Class B, 3.42%, 6/15/46(1)		432,300	368,448
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, SEQ, 4.54%, 2/25/44(1)		333,750	329,874
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, SEQ, 1.88%, 3/26/46(1)		167,000	147,499
71

Multisector Income ETF
	Principal Amount/Shares	Value
Trinity Rail Leasing LP, Series 2009-1A, Class A, SEQ, 6.66%, 11/16/39(1)	$160,975	$160,181
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2, SEQ, 1.65%, 9/15/45(1)	568,000	513,998
VB-S1 Issuer LLC, Series 2022-1A, Class D, 4.29%, 2/15/52(1)	425,000	374,502
TOTAL ASSET-BACKED SECURITIES (Cost $13,784,150)		12,615,333
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 5.0%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 5.0%
FHLMC, 3.50%, 2/1/49	2,202,349	1,994,063
FNMA, 5.00%, 8/1/53	2,058,664	2,015,417
GNMA, 6.50%, TBA	928,000	939,926
GNMA, 2.50%, 12/20/51	2,420,143	2,062,153
UMBS, 6.00%, TBA	941,000	943,536
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $7,886,149)		7,955,095
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.6%
Private Sponsor Collateralized Mortgage Obligations — 3.2%
Angel Oak Mortgage Trust, Series 2020-2, Class A2, VRN, 3.86%, 1/26/65(1)	188,005	176,936
Angel Oak Mortgage Trust, Series 2020-5, Class A2, SEQ, VRN, 1.58%, 5/25/65(1)	491,793	453,244
Angel Oak Mortgage Trust, Series 2021-3, Class M1, VRN, 2.48%, 5/25/66(1)	600,000	376,542
Angel Oak Mortgage Trust, Series 2021-5, Class A1, VRN, 0.95%, 7/25/66(1)	522,064	434,221
Angel Oak Mortgage Trust, Series 2021-7, Class A3, VRN, 2.34%, 10/25/66(1)	592,802	488,234
Bellemeade RE Ltd., Series 2018-1A, Class M2, VRN, 8.33%, (1-month LIBOR plus 2.90%), 4/25/28(1)	156,645	157,141
Bellemeade RE Ltd., Series 2019-3A, Class M1C, VRN, 7.38%, (1-month LIBOR plus 1.95%), 7/25/29(1)	194,421	194,837
Bellemeade RE Ltd., Series 2020-2A, Class M2, VRN, 11.43%, (1-month LIBOR plus 6.00%), 8/26/30(1)	104,632	106,234
Deephaven Residential Mortgage Trust, Series 2021-3, Class A1, VRN, 1.19%, 8/25/66(1)	300,169	250,065
Farm Mortgage Trust, Series 2021-1, Class B, VRN, 3.24%, 7/25/51(1)	555,220	383,550
GCAT Trust, Series 2021-CM2, Class A1, SEQ, VRN, 2.35%, 8/25/66(1)	364,984	328,800
Home RE Ltd., Series 2022-1, Class M1A, VRN, 8.14%, (30-day average SOFR plus 2.85%), 10/25/34(1)	118,247	119,197
MFA Trust, Series 2020-NQM2, Class A1, SEQ, VRN, 1.38%, 4/25/65(1)	109,718	99,902
Radnor RE Ltd., Series 2021-2, Class M1A, VRN, 7.14%, (30-day average SOFR plus 1.85%), 11/25/31(1)	327,075	327,245
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 9.33%, (1-month LIBOR plus 3.90%), 8/25/33(1)	311,861	313,585
Triangle Re Ltd., Series 2021-3, Class M1A, VRN, 7.19%, (30-day average SOFR plus 1.90%), 2/25/34(1)	103,568	103,751
Visio Trust, Series 2020-1, Class A2, SEQ, VRN, 2.50%, 8/25/55(1)	890,000	802,906
		5,116,390
U.S. Government Agency Collateralized Mortgage Obligations — 1.4%
FHLMC, Series 2021-HQA3, Class M1, VRN, 6.14%, (30-day average SOFR plus 0.85%), 9/25/41(1)	383,201	377,194
72

Multisector Income ETF
	Principal Amount/Shares	Value
FHLMC, Series 2022-DNA3, Class M1A, VRN, 7.29%, (30-day average SOFR plus 2.00%), 4/25/42(1)	$356,663	$359,368
FHLMC, Series 2022-DNA6, Class M1A, VRN, 7.44%, (30-day average SOFR plus 2.15%), 9/25/42(1)	192,055	193,812
FHLMC, Series 2023-HQA2, Class M1A, VRN, 7.29%, (30-day average SOFR plus 2.00%), 6/25/43(1)	241,847	242,876
FNMA, Series 2022-R03, Class 1M1, VRN, 7.39%, (30-day average SOFR plus 2.10%), 3/25/42(1)	208,304	210,450
FNMA, Series 2022-R09, Class 2M1, VRN, 7.80%, (30-day average SOFR plus 2.50%), 9/25/42(1)	326,782	331,848
FNMA, Series 2023-R05, Class 1M1, VRN, 7.20%, (30-day average SOFR plus 1.90%), 6/25/43(1)	493,390	495,792
		2,211,340
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,566,909)		7,327,730
COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.3%
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.67%, 3/11/44(1)	400,000	323,623
BX Commercial Mortgage Trust, Series 2021-ACNT, Class D, VRN, 7.27%, (1-month SOFR plus 1.96%), 11/15/38(1)	501,205	486,510
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 7.43%, (1-month SOFR plus 2.11%), 9/15/36(1)	400,000	379,914
BX Commercial Mortgage Trust, Series 2023-VLT2, Class B, VRN, 8.44%, (1-month SOFR plus 3.13%), 6/15/40(1)	386,000	385,653
BX Trust, Series 2018-BILT, Class C, VRN, 6.83%, (1-month SOFR plus 1.52%), 5/15/30(1)	300,000	295,749
BX Trust, Series 2021-ARIA, Class G, VRN, 8.57%, (1-month SOFR plus 3.26%), 10/15/36(1)	314,000	287,079
BX Trust, Series 2021-RISE, Class D, VRN, 7.17%, (1-month SOFR plus 1.86%), 11/15/36(1)	199,017	194,148
BXHPP Trust, Series 2021-FILM, Class D, VRN, 6.92%, (1-month SOFR plus 1.61%), 8/15/36(1)	300,000	265,109
BXHPP Trust, Series 2021-FILM, Class E, VRN, 7.42%, (1-month SOFR plus 2.11%), 8/15/36(1)	250,000	214,288
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, VRN, 7.51%, (1-month SOFR plus 2.20%), 5/15/36(1)	476,814	472,618
CSMC Trust, Series 2021-BHAR, Class B, VRN, 6.93%, (1-month SOFR plus 1.61%), 11/15/38(1)	232,000	228,427
Extended Stay America Trust, Series 2021-ESH, Class E, VRN, 8.27%, (1-month SOFR plus 2.96%), 7/15/38(1)	307,287	302,539
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, VRN, 4.10%, 12/10/36(1)	207,000	197,097
Great Wolf Trust, Series 2019-WOLF, Class C, VRN, 7.06%, (1-month SOFR plus 1.75%), 12/15/36(1)	253,000	250,640
GS Mortgage Securities Corp. Trust, Series 2018-HULA, Class C, VRN, 7.07%, (1-month SOFR plus 1.75%), 7/15/25(1)	233,267	229,424
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, SEQ, 4.13%, 7/5/31(1)	282,000	258,647
Life Mortgage Trust, Series 2021-BMR, Class D, VRN, 6.82%, (1-month SOFR plus 1.51%), 3/15/38(1)	590,765	572,408
Med Trust, Series 2021-MDLN, Class F, VRN, 9.42%, (1-month SOFR plus 4.11%), 11/15/38(1)	369,676	352,042
MHP Trust, Series 2022-MHIL, Class D, VRN, 6.92%, (1-month SOFR plus 1.61%), 1/15/27(1)	489,716	470,466
73

Multisector Income ETF
	Principal Amount/Shares	Value
One New York Plaza Trust, Series 2020-1NYP, Class B, VRN, 6.93%, (1-month SOFR plus 1.61%), 1/15/36(1)	$229,000	$210,715
SMRT Commercial Mortgage Trust, Series 2022-MINI, Class F, VRN, 8.66%, (1-month SOFR plus 3.35%), 1/15/39(1)	596,000	553,437
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $7,163,179)		6,930,533
BANK LOAN OBLIGATIONS(4) — 1.4%
Entertainment — 0.2%
Caesars Entertainment Corp., Term Loan B, 8.68%, (1-month SOFR plus 3.25%), 2/6/30	319,200	319,920
Health Care Providers and Services — 0.4%
Surgery Center Holdings, Inc., 2021 Term Loan, 9.18%, (1-month SOFR plus 3.75%), 8/31/26	686,976	689,081
Passenger Airlines — 0.3%
American Airlines, Inc., 2023 Term Loan B, 8.54%, (3-month SOFR plus 2.75%), 2/15/28	480,150	478,477
Pharmaceuticals — 0.5%
Jazz Financing Lux S.a.r.l., USD Term Loan, 8.95%, (1-month SOFR plus 3.50%), 5/5/28	721,144	722,045
TOTAL BANK LOAN OBLIGATIONS (Cost $2,192,074)		2,209,523
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.1%
Mexico — 0.3%
Mexico Government International Bond, 5.40%, 2/9/28	400,000	404,433
Mexico Government International Bond, 4.875%, 5/19/33	120,000	113,911
		518,344
Nigeria — 0.2%
Nigeria Government International Bond, 6.50%, 11/28/27(1)	450,000	387,141
Romania — 0.3%
Romanian Government International Bond, 6.625%, 2/17/28(1)	381,000	394,326
Saudi Arabia — 0.3%
Saudi Government International Bond, 4.75%, 1/18/28(1)	264,000	261,610
Saudi Government International Bond, 5.50%, 10/25/32(1)	210,000	217,035
		478,645
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,761,104)		1,778,456
PREFERRED STOCKS — 1.1%
Banks — 0.4%
BNP Paribas SA, 8.50%(1)(2)	345,000	344,655
Wells Fargo & Co., 7.625%	336,000	344,820
		689,475
Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series W, 7.50%	500,000	503,750
Industrial Conglomerates — 0.4%
General Electric Co., Series D, 8.88%	580,000	581,087
TOTAL PREFERRED STOCKS (Cost $1,758,577)		1,774,312
SHORT-TERM INVESTMENTS — 9.5%
Money Market Funds — 8.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,273,956	10,273,956
74

Multisector Income ETF
	Principal Amount/Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio(5)	3,078,680	$3,078,680
		13,352,636
Treasury Bills(6) — 1.2%
U.S. Treasury Bills, 5.32%, 8/8/24	$2,000,000	1,903,018
TOTAL SHORT-TERM INVESTMENTS (Cost $15,256,923)		15,255,654
TOTAL INVESTMENT SECURITIES — 108.6% (Cost $176,377,549)		173,439,743
OTHER ASSETS AND LIABILITIES — (8.6)%		(13,799,095)
TOTAL NET ASSETS — 100.0%		$159,640,648

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	153	December 2023	$31,182,117	$103,392
U.S. Treasury 5-Year Notes	70	December 2023	7,484,531	53,032
U.S. Treasury 10-Year Notes	165	December 2023	18,320,156	154,037
U.S. Treasury 10-Year Ultra Notes	169	December 2023	19,622,485	181,889
			$76,609,289	$492,350
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Long Bonds	20	December 2023	$2,433,750	$(24,191)
U.S. Treasury Ultra Bonds	3	December 2023	388,406	(4,307)
			$2,822,156	$(28,498)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 40	Sell	5.00%	6/20/28	$3,036,000	$56,338	$60,219	$116,557
‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

75

Multisector Income ETF

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
CDX	–	Credit Derivatives Indexes
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	–	Uniform Mortgage-Backed Securities
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $75,400,846, which represented 47.2% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,953,937. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,544,804.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,078,680.
(6)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
76

AUGUST 31, 2023

Select High Yield ETF
	Principal Amount/Shares	Value
CORPORATE BONDS — 93.8%
Aerospace and Defense — 2.7%
Bombardier, Inc., 7.50%, 3/15/25(1)	$14,000	$14,024
Bombardier, Inc., 7.875%, 4/15/27(1)	64,000	63,903
Bombardier, Inc., 6.00%, 2/15/28(1)(2)	45,000	42,099
Bombardier, Inc., 7.50%, 2/1/29(1)(2)	28,000	27,463
Howmet Aerospace, Inc., 5.95%, 2/1/37	50,000	49,270
Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)	47,000	46,465
Spirit AeroSystems, Inc., 9.375%, 11/30/29(1)	37,000	38,604
TransDigm, Inc., 6.25%, 3/15/26(1)	146,000	144,751
TransDigm, Inc., 6.375%, 6/15/26	70,000	70,074
TransDigm, Inc., 7.50%, 3/15/27	47,000	47,133
TransDigm, Inc., 5.50%, 11/15/27	186,000	176,685
TransDigm, Inc., 6.75%, 8/15/28(1)	28,000	28,133
TransDigm, Inc., 4.875%, 5/1/29	95,000	85,566
Triumph Group, Inc., 9.00%, 3/15/28(1)	14,000	14,112
		848,282
Air Freight and Logistics — 0.2%
Rand Parent LLC, 8.50%, 2/15/30(1)(2)	50,000	47,670
Automobile Components — 1.2%
Adient Global Holdings Ltd., 4.875%, 8/15/26(1)	105,000	101,215
Clarios Global LP, 6.75%, 5/15/25(1)	47,000	47,024
Clarios Global LP / Clarios US Finance Co., 6.25%, 5/15/26(1)	50,000	49,564
Goodyear Tire & Rubber Co., 9.50%, 5/31/25	70,000	71,550
Goodyear Tire & Rubber Co., 5.00%, 5/31/26(2)	67,000	64,713
Patrick Industries, Inc., 4.75%, 5/1/29(1)(2)	47,000	40,261
		374,327
Automobiles — 2.5%
Ford Motor Co., 3.25%, 2/12/32(2)	122,000	95,344
Ford Motor Co., 6.10%, 8/19/32(2)	103,000	98,512
Ford Motor Co., 5.29%, 12/8/46	45,000	35,378
Ford Motor Credit Co. LLC, 4.13%, 8/4/25	200,000	190,665
Ford Motor Credit Co. LLC, 3.82%, 11/2/27	200,000	178,099
Ford Motor Credit Co. LLC, 5.11%, 5/3/29	200,000	184,165
		782,163
Banks — 0.8%
Freedom Mortgage Corp., 8.125%, 11/15/24(1)	25,000	24,886
Freedom Mortgage Corp., 7.625%, 5/1/26(1)	70,000	64,461
Freedom Mortgage Corp., 6.625%, 1/15/27(1)	47,000	41,201
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(1)	47,000	42,643
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc., 3.875%, 3/1/31(1)	28,000	22,820
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc., 4.00%, 10/15/33(1)	28,000	22,171
United Wholesale Mortgage LLC, 5.50%, 4/15/29(1)	47,000	40,819
		259,001
Beverages — 0.1%
Primo Water Holdings, Inc., 4.375%, 4/30/29(1)(2)	47,000	41,285
Broadline Retail — 0.1%
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)(2)	47,000	42,529
77

Select High Yield ETF
	Principal Amount/Shares	Value
Building Products — 1.3%
Builders FirstSource, Inc., 4.25%, 2/1/32(1)	$117,000	$99,575
Griffon Corp., 5.75%, 3/1/28	69,000	64,395
Masonite International Corp., 3.50%, 2/15/30(1)(2)	47,000	39,404
MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 2/1/30(1)	14,000	11,881
PGT Innovations, Inc., 4.375%, 10/1/29(1)	47,000	43,663
Standard Industries, Inc., 4.375%, 7/15/30(1)	126,000	108,134
Standard Industries, Inc., 3.375%, 1/15/31(1)	47,000	37,519
		404,571
Capital Markets — 1.4%
AG Issuer LLC, 6.25%, 3/1/28(1)	28,000	26,854
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)	47,000	43,212
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.75%, 9/15/24	70,000	67,733
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 5/15/26	70,000	64,934
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	117,000	102,794
LCM Investments Holdings II LLC, 4.875%, 5/1/29(1)	47,000	40,841
MSCI, Inc., 3.625%, 9/1/30(1)	76,000	65,806
MSCI, Inc., 3.625%, 11/1/31(1)	14,000	11,887
		424,061
Chemicals — 2.6%
Avient Corp., 5.75%, 5/15/25(1)	33,000	32,594
Chemours Co., 5.75%, 11/15/28(1)	50,000	44,961
Chemours Co., 4.625%, 11/15/29(1)	28,000	23,303
FXI Holdings, Inc., 12.25%, 11/15/26(1)	47,000	42,300
NOVA Chemicals Corp., 4.875%, 6/1/24(1)	70,000	68,920
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	47,000	41,839
Olin Corp., 5.625%, 8/1/29(2)	14,000	13,446
Olin Corp., 5.00%, 2/1/30(2)	47,000	43,079
Olympus Water U.S. Holding Corp., 9.75%, 11/15/28(1)	188,000	189,612
SCIH Salt Holdings, Inc., 4.875%, 5/1/28(1)	47,000	42,343
SCIH Salt Holdings, Inc., 6.625%, 5/1/29(1)(2)	47,000	41,517
Scotts Miracle-Gro Co., 4.00%, 4/1/31(2)	14,000	11,016
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)(2)	43,000	40,108
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 4/1/29(1)	47,000	25,435
Tronox, Inc., 4.625%, 3/15/29(1)	47,000	38,772
WR Grace Holdings LLC, 4.875%, 6/15/27(1)	67,000	62,571
WR Grace Holdings LLC, 5.625%, 8/15/29(1)(2)	47,000	39,790
		801,606
Commercial Services and Supplies — 2.3%
ADT Security Corp., 4.125%, 8/1/29(1)	47,000	41,068
ADT Security Corp., 4.875%, 7/15/32(1)	137,000	118,300
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 7/15/26(1)	70,000	66,651
APX Group, Inc., 5.75%, 7/15/29(1)	50,000	43,127
Brink's Co., 4.625%, 10/15/27(1)	70,000	65,157
Garda World Security Corp., 7.75%, 2/15/28(1)	28,000	27,820
GFL Environmental, Inc., 4.00%, 8/1/28(1)	50,000	44,681
78

Select High Yield ETF
	Principal Amount/Shares	Value
Matthews International Corp., 5.25%, 12/1/25(1)	$117,000	$112,722
Metis Merger Sub LLC, 6.50%, 5/15/29(1)	47,000	40,862
Prime Security Services Borrower LLC / Prime Finance, Inc., 3.375%, 8/31/27(1)	47,000	41,845
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 1/15/28(1)(2)	95,000	90,581
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	28,000	25,992
		718,806
Communications Equipment — 0.3%
CommScope, Inc., 6.00%, 3/1/26(1)	70,000	63,680
CommScope, Inc., 4.75%, 9/1/29(1)	46,000	34,226
		97,906
Construction and Engineering — 0.4%
Howard Midstream Energy Partners LLC, 8.875%, 7/15/28(1)	42,000	43,534
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/28(1)	88,000	81,287
		124,821
Construction Materials — 0.2%
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(1)	70,000	67,283
Consumer Finance — 1.9%
Castlelake Aviation Finance DAC, 5.00%, 4/15/27(1)(2)	50,000	46,145
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.25% PIK, 9/15/24(1)	144,723	136,080
Navient Corp., 7.25%, 9/25/23	79,000	79,119
Navient Corp., 5.875%, 10/25/24	47,000	46,341
Navient Corp., 6.75%, 6/25/25	47,000	46,720
Navient Corp., 5.50%, 3/15/29	47,000	40,232
Navient Corp., 9.375%, 7/25/30	28,000	28,155
OneMain Finance Corp., 6.125%, 3/15/24	35,000	35,011
OneMain Finance Corp., 6.875%, 3/15/25	117,000	116,522
VistaJet Malta Finance PLC / Vista Management Holding, Inc., 6.375%, 2/1/30(1)	28,000	22,999
		597,324
Consumer Staples Distribution & Retail — 0.7%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/27(1)(2)	47,000	44,431
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.875%, 2/15/28(1)	47,000	45,658
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.50%, 2/15/28(1)	50,000	49,819
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(1)	47,000	40,699
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)	28,000	25,716
		206,323
Containers and Packaging — 1.6%
Ball Corp., 4.875%, 3/15/26	50,000	48,621
Ball Corp., 6.00%, 6/15/29	28,000	27,637
Ball Corp., 3.125%, 9/15/31	64,000	51,873
Berry Global, Inc., 4.50%, 2/15/26(1)(2)	70,000	66,680
Berry Global, Inc., 4.875%, 7/15/26(1)	47,000	45,408
LABL, Inc., 9.50%, 11/1/28(1)	50,000	51,526
OI European Group BV, 4.75%, 2/15/30(1)	47,000	42,886
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(1)(2)	42,000	42,428
79

Select High Yield ETF
	Principal Amount/Shares	Value
Sealed Air Corp., 5.125%, 12/1/24(1)	$70,000	$69,102
TriMas Corp., 4.125%, 4/15/29(1)	63,000	55,025
		501,186
Distributors — 0.5%
Performance Food Group, Inc., 5.50%, 10/15/27(1)	47,000	45,299
Performance Food Group, Inc., 4.25%, 8/1/29(1)	47,000	41,408
Ritchie Bros Holdings, Inc., 7.75%, 3/15/31(1)	28,000	28,995
Windsor Holdings III LLC, 8.50%, 6/15/30(1)	43,000	43,241
		158,943
Diversified Consumer Services — 0.4%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	37,000	34,517
Service Corp. International, 3.375%, 8/15/30	47,000	38,841
Service Corp. International, 4.00%, 5/15/31	47,000	39,891
		113,249
Diversified REITs — 1.9%
CTR Partnership LP / CareTrust Capital Corp., 3.875%, 6/30/28(1)	47,000	40,997
HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 6/15/26(1)	47,000	42,254
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32(1)	14,000	12,102
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27(2)	43,000	34,020
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/1/29	108,000	78,114
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 3/15/31	50,000	32,456
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer, 7.50%, 6/1/25(1)	70,000	70,143
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer, 5.875%, 10/1/28(1)	47,000	43,522
RLJ Lodging Trust LP, 3.75%, 7/1/26(1)	47,000	43,106
RLJ Lodging Trust LP, 4.00%, 9/15/29(1)	47,000	39,348
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 10.50%, 2/15/28(1)	50,000	49,927
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 4.75%, 4/15/28(1)	47,000	39,661
VICI Properties LP / VICI Note Co., Inc., 3.75%, 2/15/27(1)	43,000	39,514
VICI Properties LP / VICI Note Co., Inc., 4.625%, 12/1/29(1)	14,000	12,659
		577,823
Diversified Telecommunication Services — 2.8%
Altice France SA, 5.125%, 7/15/29(1)	200,000	141,565
Cogent Communications Group, Inc., 7.00%, 6/15/27(1)	50,000	48,580
Connect Finco Sarl / Connect US Finco LLC, 6.75%, 10/1/26(1)	127,000	120,608
Embarq Corp., 8.00%, 6/1/36	70,000	42,704
Frontier Communications Holdings LLC, 5.00%, 5/1/28(1)	24,000	20,587
Frontier Communications Holdings LLC, 8.75%, 5/15/30(1)	21,000	20,431
Hughes Satellite Systems Corp., 6.625%, 8/1/26(2)	14,000	12,159
Level 3 Financing, Inc., 4.25%, 7/1/28(1)	93,000	61,062
Level 3 Financing, Inc., 3.625%, 1/15/29(1)	122,000	72,786
Level 3 Financing, Inc., 3.75%, 7/15/29(1)	96,000	57,373
Level 3 Financing, Inc., 10.50%, 5/15/30(1)(2)	14,000	14,234
Sprint Capital Corp., 6.875%, 11/15/28	47,000	49,695
Sprint Capital Corp., 8.75%, 3/15/32	49,000	58,445
80

Select High Yield ETF
	Principal Amount/Shares	Value
Telecom Italia Capital SA, 6.00%, 9/30/34	$47,000	$39,423
Telecom Italia Capital SA, 7.20%, 7/18/36	47,000	42,520
Zayo Group Holdings, Inc., 4.00%, 3/1/27(1)(2)	70,000	52,524
		854,696
Electric Utilities — 1.7%
NextEra Energy Operating Partners LP, 3.875%, 10/15/26(1)	85,000	78,622
NRG Energy, Inc., 6.625%, 1/15/27	33,000	32,620
NRG Energy, Inc., 5.25%, 6/15/29(1)	28,000	25,229
NRG Energy, Inc., 3.625%, 2/15/31(1)	133,000	103,943
NRG Energy, Inc., 7.00%, 3/15/33(1)	14,000	13,932
PG&E Corp., 5.00%, 7/1/28(2)	47,000	43,279
PG&E Corp., 5.25%, 7/1/30(2)	47,000	41,799
Vistra Operations Co. LLC, 5.625%, 2/15/27(1)	70,000	67,453
Vistra Operations Co. LLC, 5.00%, 7/31/27(1)	70,000	65,899
Vistra Operations Co. LLC, 4.375%, 5/1/29(1)	47,000	41,484
		514,260
Electrical Equipment — 0.4%
Atkore, Inc., 4.25%, 6/1/31(1)	70,000	60,259
WESCO Distribution, Inc., 7.125%, 6/15/25(1)	25,000	25,134
WESCO Distribution, Inc., 7.25%, 6/15/28(1)	33,000	33,617
		119,010
Electronic Equipment, Instruments and Components — 0.9%
Coherent Corp., 5.00%, 12/15/29(1)	44,000	39,125
Imola Merger Corp., 4.75%, 5/15/29(1)	140,000	124,582
Sensata Technologies, Inc., 4.375%, 2/15/30(1)	117,000	103,696
TTM Technologies, Inc., 4.00%, 3/1/29(1)	28,000	24,350
		291,753
Energy Equipment and Services — 2.3%
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	47,000	46,250
Archrock Partners LP / Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	70,000	66,888
Bristow Group, Inc., 6.875%, 3/1/28(1)	70,000	65,542
Enerflex Ltd., 9.00%, 10/15/27(1)	50,000	49,786
Nabors Industries, Inc., 7.375%, 5/15/27(1)	47,000	45,910
Precision Drilling Corp., 6.875%, 1/15/29(1)	78,000	74,224
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	50,000	49,292
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	18,750	18,651
Transocean, Inc., 7.25%, 11/1/25(1)	50,000	49,375
Transocean, Inc., 8.75%, 2/15/30(1)	26,600	27,237
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/27(2)	47,000	45,869
Valaris Ltd., 8.375%, 4/30/30(1)	43,000	43,838
Weatherford International Ltd., 8.625%, 4/30/30(1)	111,000	113,794
		696,656
Entertainment — 1.0%
Cinemark USA, Inc., 5.875%, 3/15/26(1)(2)	47,000	45,163
Cinemark USA, Inc., 5.25%, 7/15/28(1)	47,000	41,790
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	28,000	27,184
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)	70,000	65,275
Playtika Holding Corp., 4.25%, 3/15/29(1)	47,000	40,697
81

Select High Yield ETF
	Principal Amount/Shares	Value
WMG Acquisition Corp., 3.875%, 7/15/30(1)	$47,000	$40,829
WMG Acquisition Corp., 3.00%, 2/15/31(1)(2)	47,000	38,366
		299,304
Financial Services — 1.3%
Jefferson Capital Holdings LLC, 6.00%, 8/15/26(1)	47,000	41,240
Kinetik Holdings LP, 5.875%, 6/15/30(1)	50,000	48,481
MGIC Investment Corp., 5.25%, 8/15/28	70,000	66,872
MPH Acquisition Holdings LLC, 5.50%, 9/1/28(1)	70,000	59,509
NMI Holdings, Inc., 7.375%, 6/1/25(1)	47,000	47,361
Paysafe Finance PLC / Paysafe Holdings US Corp., 4.00%, 6/15/29(1)(2)	47,000	39,883
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)	47,000	38,950
Radian Group, Inc., 4.875%, 3/15/27	47,000	44,519
		386,815
Food Products — 1.1%
Darling Ingredients, Inc., 6.00%, 6/15/30(1)	28,000	27,394
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.875%, 9/1/25(1)	47,000	45,271
Lamb Weston Holdings, Inc., 4.375%, 1/31/32(1)	50,000	43,441
Pilgrim's Pride Corp., 5.875%, 9/30/27(1)	70,000	69,305
Post Holdings, Inc., 5.75%, 3/1/27(1)	26,000	25,433
Post Holdings, Inc., 4.50%, 9/15/31(1)	50,000	43,119
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, Inc., 4.625%, 3/1/29(1)	47,000	39,158
US Foods, Inc., 4.75%, 2/15/29(1)	64,000	58,472
		351,593
Ground Transportation — 1.9%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.75%, 7/15/27(1)(2)	70,000	66,898
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 4.75%, 4/1/28(1)(2)	47,000	42,786
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.375%, 3/1/29(1)	47,000	43,247
Hertz Corp., 5.00%, 12/1/29(1)	47,000	38,688
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	30,000	27,234
Uber Technologies, Inc., 7.50%, 5/15/25(1)	28,000	28,296
Uber Technologies, Inc., 7.50%, 9/15/27(1)	50,000	51,098
Uber Technologies, Inc., 4.50%, 8/15/29(1)	140,000	128,448
United Rentals North America, Inc., 4.875%, 1/15/28	97,000	92,386
United Rentals North America, Inc., 3.875%, 2/15/31	70,000	59,938
		579,019
Health Care Equipment and Supplies — 0.6%
Avantor Funding, Inc., 3.875%, 11/1/29(1)	47,000	41,262
Medline Borrower LP, 3.875%, 4/1/29(1)	70,000	61,175
Medline Borrower LP, 5.25%, 10/1/29(1)	93,000	82,678
		185,115
Health Care Providers and Services — 4.1%
Catalent Pharma Solutions, Inc., 3.50%, 4/1/30(1)(2)	97,000	81,957
Centene Corp., 4.25%, 12/15/27	117,000	109,557
Centene Corp., 4.625%, 12/15/29	71,000	65,352
CHS / Community Health Systems, Inc., 8.00%, 3/15/26(1)	63,000	61,569
CHS / Community Health Systems, Inc., 5.625%, 3/15/27(1)	77,000	67,841
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(1)(2)	47,000	45,231
82

Select High Yield ETF
	Principal Amount/Shares	Value
CHS / Community Health Systems, Inc., 5.25%, 5/15/30(1)	$14,000	$11,053
CHS / Community Health Systems, Inc., 4.75%, 2/15/31(1)	61,000	45,500
DaVita, Inc., 4.625%, 6/1/30(1)	140,000	120,211
DaVita, Inc., 3.75%, 2/15/31(1)	47,000	37,470
HealthEquity, Inc., 4.50%, 10/1/29(1)	47,000	41,737
Molina Healthcare, Inc., 3.875%, 5/15/32(1)	47,000	39,042
Owens & Minor, Inc., 4.50%, 3/31/29(1)	47,000	39,875
Tenet Healthcare Corp., 4.875%, 1/1/26	140,000	135,862
Tenet Healthcare Corp., 6.25%, 2/1/27	70,000	69,001
Tenet Healthcare Corp., 5.125%, 11/1/27	47,000	44,738
Tenet Healthcare Corp., 6.125%, 10/1/28(2)	131,000	126,296
Tenet Healthcare Corp., 4.25%, 6/1/29	47,000	42,008
Tenet Healthcare Corp., 6.125%, 6/15/30	44,000	42,692
Tenet Healthcare Corp., 6.75%, 5/15/31(1)	28,000	27,896
		1,254,888
Health Care REITs — 0.1%
Diversified Healthcare Trust, 9.75%, 6/15/25	35,000	34,455
Hotel & Resort REITs — 0.8%
Service Properties Trust, 4.35%, 10/1/24	70,000	67,432
Service Properties Trust, 5.25%, 2/15/26	47,000	43,340
Service Properties Trust, 4.95%, 2/15/27	70,000	60,672
Service Properties Trust, 4.95%, 10/1/29	70,000	55,266
Service Properties Trust, 4.375%, 2/15/30	47,000	35,738
		262,448
Hotels, Restaurants and Leisure — 9.8%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	47,000	43,181
1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/30(1)	117,000	99,222
Affinity Interactive, 6.875%, 12/15/27(1)	117,000	103,716
Aramark Services, Inc., 6.375%, 5/1/25(1)	117,000	117,302
Boyd Gaming Corp., 4.75%, 6/15/31(1)	100,000	88,168
Caesars Entertainment, Inc., 6.25%, 7/1/25(1)(2)	97,000	96,334
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	97,000	84,995
Caesars Entertainment, Inc., 7.00%, 2/15/30(1)	28,000	28,135
Carnival Corp., 7.625%, 3/1/26(1)(2)	98,000	97,798
Carnival Corp., 5.75%, 3/1/27(1)	196,000	184,634
Carnival Corp., 9.875%, 8/1/27(1)	47,000	49,722
Carnival Corp., 4.00%, 8/1/28(1)	79,000	70,761
Carnival Corp., 6.00%, 5/1/29(1)	174,000	157,257
Carnival Corp., 10.50%, 6/1/30(1)(2)	14,000	14,924
Carnival Holdings Bermuda Ltd., 10.375%, 5/1/28(1)	38,000	41,363
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)	50,000	46,545
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/1/28	50,000	48,381
Everi Holdings, Inc., 5.00%, 7/15/29(1)(2)	50,000	44,662
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	70,000	60,618
GPS Hospitality Holding Co. LLC / GPS Finco, Inc., 7.00%, 8/15/28(1)	47,000	31,798
Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28(1)	14,000	13,749
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/30	47,000	43,889
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(1)	14,000	12,181
83

Select High Yield ETF
	Principal Amount/Shares	Value
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/32(1)	$47,000	$39,348
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29(1)	118,000	104,720
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 4.875%, 7/1/31(1)	47,000	39,667
Life Time, Inc., 8.00%, 4/15/26(1)(2)	47,000	46,690
Light & Wonder International, Inc., 7.25%, 11/15/29(1)	47,000	47,241
Lindblad Expeditions LLC, 6.75%, 2/15/27(1)	14,000	13,534
MGM Resorts International, 6.75%, 5/1/25	93,000	93,238
MGM Resorts International, 4.75%, 10/15/28(2)	47,000	42,696
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.875%, 5/1/29(1)	47,000	40,932
Mohegan Tribal Gaming Authority, 8.00%, 2/1/26(1)	14,000	13,050
NCL Corp. Ltd., 5.875%, 3/15/26(1)	47,000	44,359
NCL Corp. Ltd., 5.875%, 2/15/27(1)	28,000	27,159
NCL Finance Ltd., 6.125%, 3/15/28(1)	47,000	42,417
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.625%, 9/1/29(1)(2)	47,000	37,558
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.875%, 9/1/31(1)(2)	47,000	36,383
Royal Caribbean Cruises Ltd., 5.375%, 7/15/27(1)	53,000	49,922
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	70,000	70,648
Royal Caribbean Cruises Ltd., 3.70%, 3/15/28	47,000	40,983
Royal Caribbean Cruises Ltd., 5.50%, 4/1/28(1)	140,000	131,362
Royal Caribbean Cruises Ltd., 8.25%, 1/15/29(1)	50,000	52,301
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)(2)	50,000	44,938
Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.50%, 11/28/25(1)(2)	47,000	46,596
Travel & Leisure Co., 6.625%, 7/31/26(1)	47,000	46,688
Travel & Leisure Co., 4.50%, 12/1/29(1)	47,000	40,494
Viking Cruises Ltd., 6.25%, 5/15/25(1)	70,000	69,013
Viking Cruises Ltd., 9.125%, 7/15/31(1)	45,000	46,532
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	70,000	65,141
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	39,000	38,563
Yum! Brands, Inc., 4.625%, 1/31/32	28,000	25,078
Yum! Brands, Inc., 5.375%, 4/1/32	28,000	26,303
		3,042,889
Household Durables — 2.4%
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 4/1/30(1)	47,000	40,527
Beazer Homes USA, Inc., 6.75%, 3/15/25	70,000	69,756
Beazer Homes USA, Inc., 5.875%, 10/15/27(2)	47,000	44,357
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 5.00%, 6/15/29(1)(2)	70,000	58,468
Century Communities, Inc., 6.75%, 6/1/27	103,000	102,779
KB Home, 4.00%, 6/15/31	47,000	39,634
Mattamy Group Corp., 4.625%, 3/1/30(1)	47,000	41,588
Newell Brands, Inc., 4.70%, 4/1/26	70,000	67,131
Newell Brands, Inc., 6.375%, 9/15/27(2)	50,000	49,138
Newell Brands, Inc., 6.625%, 9/15/29(2)	50,000	49,577
STL Holding Co. LLC, 7.50%, 2/15/26(1)	14,000	13,103
Taylor Morrison Communities, Inc., 5.125%, 8/1/30(1)	35,000	32,134
84

Select High Yield ETF
	Principal Amount/Shares	Value
Tempur Sealy International, Inc., 4.00%, 4/15/29(1)	$47,000	$40,415
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)(2)	47,000	37,813
Tri Pointe Homes, Inc., 5.25%, 6/1/27	70,000	66,834
		753,254
Household Products — 0.1%
Spectrum Brands, Inc., 5.50%, 7/15/30(1)	43,000	40,038
Independent Power and Renewable Electricity Producers — 1.3%
Calpine Corp., 5.25%, 6/1/26(1)	35,000	34,373
Calpine Corp., 4.50%, 2/15/28(1)	85,000	78,763
Calpine Corp., 5.125%, 3/15/28(1)	118,000	107,614
Clearway Energy Operating LLC, 4.75%, 3/15/28(1)	70,000	64,788
Sunnova Energy Corp., 5.875%, 9/1/26(1)(2)	47,000	41,400
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	47,000	42,726
TransAlta Corp., 7.75%, 11/15/29(2)	28,000	29,018
		398,682
Insurance — 0.2%
Acrisure LLC / Acrisure Finance, Inc., 4.25%, 2/15/29(1)(2)	70,000	60,604
Interactive Media and Services — 0.2%
Rackspace Technology Global, Inc., 3.50%, 2/15/28(1)	47,000	22,351
Ziff Davis, Inc., 4.625%, 10/15/30(1)	47,000	40,469
		62,820
IT Services — 0.3%
CDW LLC / CDW Finance Corp., 4.125%, 5/1/25	47,000	45,543
Presidio Holdings, Inc., 4.875%, 2/1/27(1)	47,000	43,985
		89,528
Leisure Products — 0.1%
Mattel, Inc., 5.45%, 11/1/41	47,000	40,500
Life Sciences Tools and Services — 0.1%
Charles River Laboratories International, Inc., 4.00%, 3/15/31(1)(2)	50,000	43,223
Machinery — 0.5%
Allison Transmission, Inc., 5.875%, 6/1/29(1)	28,000	27,071
Chart Industries, Inc., 7.50%, 1/1/30(1)	14,000	14,363
Chart Industries, Inc., 9.50%, 1/1/31(1)	14,000	15,087
Hillenbrand, Inc., 3.75%, 3/1/31(2)	64,000	54,013
Trinity Industries, Inc., 7.75%, 7/15/28(1)	46,000	46,831
		157,365
Media — 8.5%
AMC Networks, Inc., 4.25%, 2/15/29	28,000	17,873
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	70,000	65,870
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 6/1/29(1)	70,000	63,775
CCO Holdings LLC / CCO Holdings Capital Corp., 6.375%, 9/1/29(1)	47,000	44,539
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(1)	70,000	60,248
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	117,000	98,557
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	117,000	96,079
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 2/1/32(1)	28,000	23,196
85

Select High Yield ETF
	Principal Amount/Shares	Value
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32	$140,000	$113,625
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33(1)	93,000	73,495
Clear Channel Outdoor Holdings, Inc., 5.125%, 8/15/27(1)	47,000	42,140
CSC Holdings LLC, 6.50%, 2/1/29(1)	200,000	165,527
CSC Holdings LLC, 5.75%, 1/15/30(1)	200,000	110,815
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	117,000	103,793
DISH DBS Corp., 7.75%, 7/1/26	70,000	52,420
DISH DBS Corp., 5.25%, 12/1/26(1)	161,000	136,016
DISH DBS Corp., 5.75%, 12/1/28(1)	25,000	19,454
DISH DBS Corp., 5.125%, 6/1/29	47,000	25,455
DISH Network Corp., 11.75%, 11/15/27(1)	28,000	28,435
GCI LLC, 4.75%, 10/15/28(1)	47,000	40,825
Gray Television, Inc., 7.00%, 5/15/27(1)(2)	117,000	105,137
Gray Television, Inc., 4.75%, 10/15/30(1)(2)	47,000	32,864
iHeartCommunications, Inc., 5.25%, 8/15/27(1)(2)	47,000	37,212
iHeartCommunications, Inc., 4.75%, 1/15/28(1)(2)	47,000	36,270
Lamar Media Corp., 3.75%, 2/15/28	47,000	42,850
Lamar Media Corp., 4.875%, 1/15/29	47,000	43,752
Lamar Media Corp., 4.00%, 2/15/30	47,000	41,167
News Corp., 3.875%, 5/15/29(1)	70,000	61,537
Nexstar Media, Inc., 5.625%, 7/15/27(1)(2)	47,000	44,220
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27(1)	107,000	96,947
Sinclair Television Group, Inc., 5.125%, 2/15/27(1)(2)	36,000	29,558
Sinclair Television Group, Inc., 5.50%, 3/1/30(1)	67,000	35,768
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	47,000	30,336
Sirius XM Radio, Inc., 3.125%, 9/1/26(1)(2)	25,000	22,590
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	70,000	64,784
Sirius XM Radio, Inc., 4.00%, 7/15/28(1)	70,000	60,679
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	47,000	42,364
Sirius XM Radio, Inc., 3.875%, 9/1/31(1)	47,000	36,623
Univision Communications, Inc., 5.125%, 2/15/25(1)	49,000	48,370
Univision Communications, Inc., 6.625%, 6/1/27(1)	47,000	45,549
Univision Communications, Inc., 4.50%, 5/1/29(1)	14,000	12,064
Univision Communications, Inc., 7.375%, 6/30/30(1)	28,000	27,125
Videotron Ltd., 3.625%, 6/15/29(1)(2)	72,000	61,896
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(1)	200,000	183,066
		2,624,865
Metals and Mining — 2.2%
ATI, Inc., 4.875%, 10/1/29	25,000	22,594
ATI, Inc., 5.125%, 10/1/31	47,000	41,733
Carpenter Technology Corp., 6.375%, 7/15/28	47,000	45,970
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)(2)	25,000	22,189
Cleveland-Cliffs, Inc., 4.875%, 3/1/31(1)(2)	47,000	41,050
Coeur Mining, Inc., 5.125%, 2/15/29(1)(2)	47,000	41,242
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	47,000	45,640
FMG Resources August 2006 Pty. Ltd., 5.875%, 4/15/30(1)	43,000	39,947
FMG Resources August Pty Ltd., 6.125%, 4/15/32(1)	50,000	46,583
Hudbay Minerals, Inc., 6.125%, 4/1/29(1)(2)	47,000	44,231
86

Select High Yield ETF
	Principal Amount/Shares	Value
IAMGOLD Corp., 5.75%, 10/15/28(1)(2)	$47,000	$36,406
Mineral Resources Ltd., 8.00%, 11/1/27(1)	28,000	27,937
Novelis Corp., 4.75%, 1/30/30(1)	117,000	104,826
PT FMG Resources August 2006 Pty Ltd., 4.375%, 4/1/31(1)	96,000	80,529
Taseko Mines Ltd., 7.00%, 2/15/26(1)(2)	47,000	43,394
		684,271
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Blackstone Mortgage Trust, Inc., 3.75%, 1/15/27(1)(2)	47,000	40,243
Oil, Gas and Consumable Fuels — 14.0%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 2/15/26(1)	47,000	47,277
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 5/15/26(1)	47,000	47,860
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 6/15/29(1)	97,000	90,991
Apache Corp., 4.25%, 1/15/30(2)	50,000	45,616
Apache Corp., 5.10%, 9/1/40	70,000	58,267
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 6/30/29(1)	47,000	42,860
Baytex Energy Corp., 8.50%, 4/30/30(1)	43,000	43,640
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	28,000	28,107
Callon Petroleum Co., 7.50%, 6/15/30(1)(2)	50,000	49,472
Cheniere Energy Partners LP, 4.50%, 10/1/29	43,000	39,719
Cheniere Energy Partners LP, 4.00%, 3/1/31	147,000	129,937
Cheniere Energy, Inc., 4.625%, 10/15/28	47,000	44,289
Citgo Holding, Inc., 9.25%, 8/1/24(1)	47,000	47,052
CITGO Petroleum Corp., 7.00%, 6/15/25(1)	47,000	46,584
CITGO Petroleum Corp., 6.375%, 6/15/26(1)	47,000	45,941
CNX Resources Corp., 7.375%, 1/15/31(1)	50,000	49,956
Comstock Resources, Inc., 6.75%, 3/1/29(1)	63,000	59,004
Comstock Resources, Inc., 5.875%, 1/15/30(1)	47,000	41,556
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	47,000	46,645
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29(1)	47,000	46,189
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	117,000	115,258
DCP Midstream Operating LP, 5.125%, 5/15/29	70,000	68,328
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 6/1/28(1)	47,000	43,733
Endeavor Energy Resources LP / EER Finance, Inc., 5.75%, 1/30/28(1)	100,000	97,917
EnLink Midstream LLC, 6.50%, 9/1/30(1)	47,000	47,173
EnLink Midstream Partners LP, 4.85%, 7/15/26	70,000	67,265
EnLink Midstream Partners LP, 5.60%, 4/1/44	70,000	59,757
EnLink Midstream Partners LP, 5.45%, 6/1/47	70,000	58,168
EQM Midstream Partners LP, 6.00%, 7/1/25(1)	47,000	46,613
EQM Midstream Partners LP, 6.50%, 7/1/27(1)	47,000	46,745
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	47,000	42,750
EQM Midstream Partners LP, 4.75%, 1/15/31(1)	61,000	53,967
EQT Corp., 3.90%, 10/1/27(2)	70,000	65,429
Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27	117,000	115,461
87

Select High Yield ETF
	Principal Amount/Shares	Value
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	$47,000	$45,780
Harvest Midstream I LP, 7.50%, 9/1/28(1)	70,000	70,238
Hess Midstream Operations LP, 5.625%, 2/15/26(1)	70,000	68,564
Hess Midstream Operations LP, 5.125%, 6/15/28(1)	47,000	44,131
Hess Midstream Operations LP, 4.25%, 2/15/30(1)	14,000	12,322
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28(1)	14,000	13,519
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 4/15/30(1)	14,000	13,036
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 2/1/31(1)	47,000	43,230
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 4/15/32(1)	14,000	12,862
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28(1)	47,000	44,132
ITT Holdings LLC, 6.50%, 8/1/29(1)	47,000	42,462
Matador Resources Co., 5.875%, 9/15/26	70,000	68,337
MEG Energy Corp., 5.875%, 2/1/29(1)(2)	70,000	66,940
Murphy Oil Corp., 5.75%, 8/15/25	14,000	13,867
Murphy Oil Corp., 5.875%, 12/1/27(2)	47,000	46,233
Murphy Oil Corp., 6.375%, 7/15/28	47,000	47,018
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26(1)	70,000	69,753
NuStar Logistics LP, 6.375%, 10/1/30	47,000	45,282
Occidental Petroleum Corp., 5.875%, 9/1/25	14,000	13,981
Occidental Petroleum Corp., 5.50%, 12/1/25	47,000	46,557
Occidental Petroleum Corp., 3.40%, 4/15/26	47,000	44,102
Occidental Petroleum Corp., 8.50%, 7/15/27	57,000	61,661
Occidental Petroleum Corp., 4.40%, 4/15/46	104,000	79,902
Parkland Corp., 5.875%, 7/15/27(1)	14,000	13,543
Parkland Corp., 4.625%, 5/1/30(1)	47,000	41,485
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28	47,000	44,500
Range Resources Corp., 8.25%, 1/15/29	47,000	48,836
Range Resources Corp., 4.75%, 2/15/30(1)(2)	14,000	12,656
Rockcliff Energy II LLC, 5.50%, 10/15/29(1)	47,000	43,374
Rockies Express Pipeline LLC, 4.95%, 7/15/29(1)	50,000	45,815
SM Energy Co., 6.75%, 9/15/26	70,000	69,769
Southwestern Energy Co., 5.375%, 2/1/29	47,000	44,639
Southwestern Energy Co., 5.375%, 3/15/30	47,000	44,049
Southwestern Energy Co., 4.75%, 2/1/32	14,000	12,417
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27	47,000	46,551
Sunoco LP / Sunoco Finance Corp., 4.50%, 4/30/30	47,000	41,951
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30(1)	47,000	42,100
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 9/1/31(1)	47,000	41,788
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.50%, 7/15/27	33,000	33,200
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	102,000	98,244
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.875%, 2/1/31	32,000	29,424
Teine Energy Ltd., 6.875%, 4/15/29(1)	47,000	43,680
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29(1)	93,000	80,543
Venture Global LNG, Inc., 8.125%, 6/1/28(1)	66,000	66,637
Venture Global LNG, Inc., 8.375%, 6/1/31(1)	65,000	65,627
88

Select High Yield ETF
	Principal Amount/Shares	Value
Vermilion Energy, Inc., 6.875%, 5/1/30(1)	$28,000	$26,537
Viper Energy Partners LP, 5.375%, 11/1/27(1)	70,000	67,514
Vital Energy, Inc., 9.50%, 1/15/25(2)	70,000	70,422
Western Midstream Operating LP, 3.10%, 2/1/25	70,000	67,102
Western Midstream Operating LP, 5.30%, 3/1/48	28,000	22,982
Western Midstream Operating LP, 5.25%, 2/1/50	88,000	71,309
		4,330,129
Passenger Airlines — 1.8%
Air Canada, 3.875%, 8/15/26(1)(2)	47,000	43,450
American Airlines, Inc., 11.75%, 7/15/25(1)	128,000	140,219
American Airlines, Inc., 7.25%, 2/15/28(1)(2)	43,000	42,283
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	63,839	62,711
Delta Air Lines, Inc., 7.00%, 5/1/25(1)	70,000	70,992
Delta Air Lines, Inc., 4.375%, 4/19/28(2)	65,000	61,456
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)(2)	46,429	43,007
United Airlines, Inc., 4.375%, 4/15/26(1)	47,000	44,341
United Airlines, Inc., 4.625%, 4/15/29(1)	50,000	44,524
		552,983
Personal Care Products — 0.3%
BellRing Brands, Inc., 7.00%, 3/15/30(1)	14,000	14,019
Edgewell Personal Care Co., 5.50%, 6/1/28(1)	47,000	44,340
Edgewell Personal Care Co., 4.125%, 4/1/29(1)	47,000	40,775
		99,134
Pharmaceuticals — 0.6%
Bausch Health Cos., Inc., 5.50%, 11/1/25(1)(2)	14,000	12,623
Bausch Health Cos., Inc., 6.125%, 2/1/27(1)	72,000	47,414
Bausch Health Cos., Inc., 5.75%, 8/15/27(1)	86,000	53,943
Prestige Brands, Inc., 3.75%, 4/1/31(1)	92,000	76,213
		190,193
Professional Services — 0.2%
ASGN, Inc., 4.625%, 5/15/28(1)	70,000	62,972
Real Estate Management and Development — 0.6%
Cushman & Wakefield US Borrower LLC, 6.75%, 5/15/28(1)	70,000	66,712
Forestar Group, Inc., 3.85%, 5/15/26(1)	47,000	43,566
Howard Hughes Corp., 5.375%, 8/1/28(1)	47,000	42,381
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.75%, 1/15/29(1)	47,000	33,715
		186,374
Semiconductors and Semiconductor Equipment — 0.3%
ON Semiconductor Corp., 3.875%, 9/1/28(1)	47,000	41,882
Synaptics, Inc., 4.00%, 6/15/29(1)(2)	47,000	40,025
		81,907
Software — 2.0%
Camelot Finance SA, 4.50%, 11/1/26(1)	14,000	13,108
Castle US Holding Corp., 9.50%, 2/15/28(1)	70,000	38,461
Cloud Software Group, Inc., 6.50%, 3/31/29(1)	64,000	57,303
Consensus Cloud Solutions, Inc., 6.00%, 10/15/26(1)	14,000	13,052
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(1)	47,000	42,522
Gen Digital, Inc., 6.75%, 9/30/27(1)	14,000	14,050
89

Select High Yield ETF
	Principal Amount/Shares	Value
Gen Digital, Inc., 7.125%, 9/30/30(1)(2)	$14,000	$14,110
GoTo Group, Inc., 5.50%, 9/1/27(1)	47,000	27,557
NCR Corp., 5.75%, 9/1/27(1)	14,000	14,148
NCR Corp., 5.125%, 4/15/29(1)	70,000	63,727
NCR Corp., 6.125%, 9/1/29(1)	47,000	48,451
NCR Corp., 5.25%, 10/1/30(1)	70,000	62,885
Open Text Corp., 3.875%, 12/1/29(1)	70,000	59,433
Open Text Holdings, Inc., 4.125%, 2/15/30(1)	47,000	40,545
Open Text Holdings, Inc., 4.125%, 12/1/31(1)	47,000	39,058
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	70,000	67,452
		615,862
Specialized REITs — 1.2%
Iron Mountain, Inc., 5.25%, 3/15/28(1)	140,000	131,392
Iron Mountain, Inc., 7.00%, 2/15/29(1)	28,000	27,953
Iron Mountain, Inc., 4.875%, 9/15/29(1)	70,000	63,324
Iron Mountain, Inc., 4.50%, 2/15/31(1)	47,000	40,422
SBA Communications Corp., 3.875%, 2/15/27	117,000	108,280
		371,371
Specialty Retail — 2.5%
Asbury Automotive Group, Inc., 4.625%, 11/15/29(1)	14,000	12,365
Asbury Automotive Group, Inc., 5.00%, 2/15/32(1)	47,000	40,363
Bath & Body Works, Inc., 6.625%, 10/1/30(1)	47,000	45,883
Bath & Body Works, Inc., 6.75%, 7/1/36	70,000	64,683
Ferrellgas LP / Ferrellgas Finance Corp., 5.375%, 4/1/26(1)	47,000	44,224
Ferrellgas LP / Ferrellgas Finance Corp., 5.875%, 4/1/29(1)	70,000	61,824
Gap, Inc., 3.875%, 10/1/31(1)	47,000	34,101
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 3.50%, 3/1/29(1)	25,000	21,512
Lithia Motors, Inc., 3.875%, 6/1/29(1)	47,000	40,400
LSF9 Atlantis Holdings LLC / Victra Finance Corp., 7.75%, 2/15/26(1)	70,000	63,851
Match Group Holdings II LLC, 5.00%, 12/15/27(1)	14,000	13,157
Match Group Holdings II LLC, 3.625%, 10/1/31(1)	47,000	38,357
Millennium Escrow Corp., 6.625%, 8/1/26(1)	47,000	38,769
Sonic Automotive, Inc., 4.875%, 11/15/31(1)(2)	47,000	39,134
Staples, Inc., 7.50%, 4/15/26(1)	185,000	153,246
Staples, Inc., 10.75%, 4/15/27(1)	47,000	25,684
Superior Plus LP / Superior General Partner, Inc., 4.50%, 3/15/29(1)	47,000	41,406
		778,959
Technology Hardware, Storage and Peripherals — 0.5%
Seagate HDD Cayman, 4.09%, 6/1/29	42,000	37,047
Seagate HDD Cayman, 9.625%, 12/1/32(1)	23,000	25,503
Xerox Holdings Corp., 5.00%, 8/15/25(1)	47,000	44,882
Xerox Holdings Corp., 5.50%, 8/15/28(1)	47,000	40,941
		148,373
Textiles, Apparel and Luxury Goods — 0.1%
Crocs, Inc., 4.125%, 8/15/31(1)	28,000	22,215
Trading Companies and Distributors — 0.6%
Beacon Roofing Supply, Inc., 4.125%, 5/15/29(1)	47,000	40,466
Fly Leasing Ltd., 7.00%, 10/15/24(1)	70,000	62,593
90

Select High Yield ETF
	Principal Amount/Shares	Value
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/1/25(1)	$36,000	$35,582
Fortress Transportation & Infrastructure Investors LLC, 5.50%, 5/1/28(1)	47,000	43,702
		182,343
Transportation Infrastructure — 0.2%
Seaspan Corp., 5.50%, 8/1/29(1)	70,000	54,505
Wireless Telecommunication Services — 1.0%
Sprint LLC, 7.125%, 6/15/24	117,000	118,033
T-Mobile USA, Inc., 2.25%, 2/15/26	47,000	43,502
T-Mobile USA, Inc., 3.375%, 4/15/29	93,000	83,453
Vodafone Group PLC, VRN, 7.00%, 4/4/79	70,000	70,595
		315,583
TOTAL CORPORATE BONDS (Cost $31,831,314)		29,050,356
PREFERRED STOCKS — 0.7%
Banks — 0.6%
Bank of America Corp., 6.25%	70,000	69,825
Citigroup, Inc., 4.70%	103,000	92,754
JPMorgan Chase & Co., 6.125%	47,000	46,883
		209,462
Electric Utilities — 0.1%
NRG Energy, Inc., 10.25%(1)	25,000	24,580
TOTAL PREFERRED STOCKS (Cost $249,103)		234,042
SHORT-TERM INVESTMENTS — 10.0%
Money Market Funds — 10.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,155,271	1,155,271
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,926,055	1,926,055
TOTAL SHORT-TERM INVESTMENTS (Cost $3,081,326)		3,081,326
TOTAL INVESTMENT SECURITIES — 104.5% (Cost $35,161,743)		32,365,724
OTHER ASSETS AND LIABILITIES — (4.5)%		(1,388,038)
TOTAL NET ASSETS — 100.0%		$30,977,686

91

Select High Yield ETF

NOTES TO SCHEDULE OF INVESTMENTS
PIK	–	Payment in Kind. Security may elect to pay a cash rate and/or an in kind rate.
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $20,871,215, which represented 67.4% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,974,313. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,042,846, which includes securities collateral of $116,791.

See Notes to Financial Statements.
92

AUGUST 31, 2023

Short Duration Strategic Income ETF
	Principal Amount/Shares	Value
CORPORATE BONDS — 41.8%
Aerospace and Defense — 0.5%
Boeing Co., 1.43%, 2/4/24	$60,000	$58,852
Boeing Co., 2.80%, 3/1/24	105,000	103,339
		162,191
Air Freight and Logistics — 0.3%
GXO Logistics, Inc., 1.65%, 7/15/26	110,000	97,477
Automobiles — 0.7%
General Motors Financial Co., Inc., 3.80%, 4/7/25	140,000	135,321
Hyundai Capital America, 5.80%, 6/26/25(1)	104,000	104,193
		239,514
Banks — 11.1%
Banco Santander SA, 5.59%, 8/8/28	200,000	198,351
Bank of America Corp., VRN, 3.46%, 3/15/25	80,000	78,880
Bank of America Corp., VRN, 2.02%, 2/13/26	45,000	42,460
Bank of America Corp., VRN, 1.73%, 7/22/27	85,000	76,096
Bank of America Corp., VRN, 3.42%, 12/20/28	79,000	72,481
Bank of America NA, 5.53%, 8/18/26	120,000	120,604
BNP Paribas SA, VRN, 5.34%, 6/12/29(1)	200,000	197,146
BPCE SA, 5.15%, 7/21/24(1)	200,000	197,610
Canadian Imperial Bank of Commerce, 5.62%, 7/17/26	80,000	80,230
Canadian Imperial Bank of Commerce, 5.00%, 4/28/28	80,000	78,400
Citigroup, Inc., VRN, 2.01%, 1/25/26	95,000	89,926
Cooperatieve Rabobank UA, 5.50%, 7/18/25	250,000	250,122
Credit Agricole SA, 5.59%, 7/5/26(1)	165,000	165,005
Danske Bank A/S, VRN, 1.55%, 9/10/27(1)	200,000	175,782
Discover Bank, VRN, 5.97%, 8/9/28	255,000	235,286
Fifth Third Bancorp, 4.30%, 1/16/24	80,000	79,367
HSBC Holdings PLC, VRN, 0.98%, 5/24/25	410,000	394,189
Intesa Sanpaolo SpA, Series XR, 3.25%, 9/23/24(1)	200,000	193,160
JPMorgan Chase & Co., VRN, 1.56%, 12/10/25	26,000	24,563
JPMorgan Chase & Co., VRN, 1.04%, 2/4/27	55,000	49,248
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	50,000	44,919
JPMorgan Chase & Co., VRN, 1.47%, 9/22/27	40,000	35,349
KeyCorp, VRN, 3.88%, 5/23/25	90,000	85,909
PNC Financial Services Group, Inc., VRN, 5.58%, 6/12/29	43,000	42,663
Royal Bank of Canada, 6.00%, 11/1/27	102,000	104,489
Santander UK Group Holdings PLC, VRN, 1.09%, 3/15/25	200,000	193,932
Toronto-Dominion Bank, 4.11%, 6/8/27	75,000	71,692
Truist Bank, 3.30%, 5/15/26	200,000	185,995
U.S. Bancorp, VRN, 5.78%, 6/12/29	167,000	166,705
Wells Fargo & Co., VRN, 5.57%, 7/25/29	105,000	104,601
Wells Fargo Bank NA, 5.45%, 8/7/26	90,000	90,303
		3,925,463
Biotechnology — 0.5%
Amgen, Inc., 5.25%, 3/2/25	96,000	95,651
CSL Finance PLC, 3.85%, 4/27/27(1)	80,000	76,888
		172,539
93

Short Duration Strategic Income ETF
	Principal Amount/Shares	Value
Capital Markets — 4.3%
Ares Capital Corp., 4.25%, 3/1/25	$100,000	$96,266
Blue Owl Capital Corp., 5.25%, 4/15/24	85,000	84,408
Blue Owl Capital Corp., 3.40%, 7/15/26	60,000	54,094
Charles Schwab Corp., 5.875%, 8/24/26	120,000	120,749
Charles Schwab Corp., VRN, 5.64%, 5/19/29	45,000	44,940
Deutsche Bank AG, VRN, 1.45%, 4/1/25	150,000	145,340
Deutsche Bank AG, VRN, 7.15%, 7/13/27	150,000	152,318
Goldman Sachs Group, Inc., VRN, 1.43%, 3/9/27	36,000	32,296
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	70,000	62,319
Golub Capital BDC, Inc., 3.375%, 4/15/24	100,000	98,006
Golub Capital BDC, Inc., 2.50%, 8/24/26	85,000	74,772
Morgan Stanley, VRN, 0.79%, 5/30/25	50,000	47,955
Morgan Stanley, VRN, 1.16%, 10/21/25	95,000	89,637
Morgan Stanley, VRN, 2.63%, 2/18/26	225,000	214,458
Morgan Stanley, VRN, 5.16%, 4/20/29	48,000	47,094
Nasdaq, Inc., 5.35%, 6/28/28	75,000	75,097
State Street Corp., 5.27%, 8/3/26	100,000	100,051
		1,539,800
Consumer Finance — 2.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.75%, 10/29/24	125,000	118,853
American Express Co., VRN, 5.39%, 7/28/27	120,000	119,329
Avolon Holdings Funding Ltd., 3.95%, 7/1/24(1)	90,000	87,827
Avolon Holdings Funding Ltd., 2.875%, 2/15/25(1)	70,000	66,100
BOC Aviation USA Corp., 1.625%, 4/29/24(1)	210,000	204,083
Navient Corp., 6.125%, 3/25/24	80,000	79,738
OneMain Finance Corp., 6.125%, 3/15/24	40,000	40,012
Synchrony Financial, 4.25%, 8/15/24	140,000	136,422
		852,364
Containers and Packaging — 0.4%
Amcor Flexibles North America, Inc., 4.00%, 5/17/25	125,000	121,265
Sealed Air Corp., 1.57%, 10/15/26	25,000	21,986
		143,251
Diversified REITs — 1.7%
Agree LP, 2.00%, 6/15/28	100,000	84,063
Brixmor Operating Partnership LP, 3.90%, 3/15/27	80,000	74,586
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	75,000	73,504
Kimco Realty OP LLC, 4.45%, 1/15/24	39,000	38,737
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	88,000	69,622
Spirit Realty LP, 4.45%, 9/15/26	50,000	47,693
VICI Properties LP, 4.375%, 5/15/25	90,000	87,580
VICI Properties LP / VICI Note Co., Inc., 3.50%, 2/15/25(1)	140,000	134,239
		610,024
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 7.30%, 8/15/26	45,000	46,662
AT&T, Inc., 2.30%, 6/1/27	50,000	44,789
Sprint Capital Corp., 6.875%, 11/15/28	150,000	158,601
		250,052
94

Short Duration Strategic Income ETF
	Principal Amount/Shares	Value
Electric Utilities — 2.0%
American Electric Power Co., Inc., 2.03%, 3/15/24	$95,000	$92,974
Jersey Central Power & Light Co., 4.30%, 1/15/26(1)	145,000	140,683
NextEra Energy Capital Holdings, Inc., 4.26%, 9/1/24	80,000	78,766
NextEra Energy Capital Holdings, Inc., 4.45%, 6/20/25	155,000	151,916
Pacific Gas & Electric Co., 6.10%, 1/15/29	95,000	93,976
Vistra Operations Co. LLC, 5.125%, 5/13/25(1)	120,000	117,007
Vistra Operations Co. LLC, 5.125%, 5/13/25	25,000	24,376
		699,698
Electrical Equipment — 0.4%
Regal Rexnord Corp., 6.05%, 2/15/26(1)	140,000	139,352
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.76%, 3/15/27	50,000	46,913
Financial Services — 1.2%
Corebridge Global Funding, 5.75%, 7/2/26(1)	80,000	79,678
Goldman Sachs Group, Inc., VRN, 0.93%, 10/21/24	150,000	148,830
Sumitomo Mitsui Financial Group, Inc., 4.44%, 4/2/24(1)	200,000	197,835
		426,343
Ground Transportation — 1.0%
Ashtead Capital, Inc., 4.375%, 8/15/27(1)	200,000	188,439
Penske Truck Leasing Co. LP/PTL Finance Corp., 6.05%, 8/1/28(1)	50,000	50,095
Triton Container International Ltd., 1.15%, 6/7/24(1)	110,000	105,126
		343,660
Health Care Equipment and Supplies — 0.6%
GE HealthCare Technologies, Inc., 5.55%, 11/15/24	200,000	199,551
Health Care Providers and Services — 1.2%
CVS Health Corp., 5.00%, 2/20/26	100,000	99,274
CVS Health Corp., 5.00%, 1/30/29	100,000	98,559
HCA, Inc., 3.125%, 3/15/27	50,000	45,973
HCA, Inc., 5.20%, 6/1/28	95,000	93,641
Universal Health Services, Inc., 1.65%, 9/1/26	110,000	97,745
		435,192
Health Care REITs — 0.3%
Welltower OP LLC, 4.50%, 1/15/24	115,000	114,238
Hotels, Restaurants and Leisure — 0.4%
Hyatt Hotels Corp., 1.80%, 10/1/24	80,000	76,614
Hyatt Hotels Corp., 5.75%, 1/30/27	41,000	41,057
Starbucks Corp., 4.75%, 2/15/26	15,000	14,874
		132,545
Household Durables — 0.4%
Meritage Homes Corp., 6.00%, 6/1/25	145,000	144,464
Insurance — 2.2%
Athene Global Funding, 2.51%, 3/8/24(1)	115,000	112,792
Athene Global Funding, 1.45%, 1/8/26(1)	85,000	75,854
GA Global Funding Trust, 1.25%, 12/8/23(1)	150,000	148,018
GA Global Funding Trust, 0.80%, 9/13/24(1)	150,000	141,099
Metropolitan Life Global Funding I, 4.05%, 8/25/25(1)	305,000	295,783
		773,546
IT Services — 0.3%
Black Knight InfoServ LLC, 3.625%, 9/1/28(1)	50,000	46,151
95

Short Duration Strategic Income ETF
	Principal Amount/Shares	Value
Kyndryl Holdings, Inc., 2.70%, 10/15/28	$95,000	$79,488
		125,639
Life Sciences Tools and Services — 0.5%
Illumina, Inc., 5.80%, 12/12/25	165,000	165,001
Machinery — 0.3%
CNH Industrial Capital LLC, 3.95%, 5/23/25	105,000	102,009
Media — 1.9%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	85,000	79,224
Cox Communications, Inc., 3.15%, 8/15/24(1)	130,000	126,602
Cox Communications, Inc., 5.45%, 9/15/28(1)	65,000	64,723
Gray Television, Inc., 7.00%, 5/15/27(1)(2)	105,000	94,354
Paramount Global, 4.00%, 1/15/26	110,000	105,661
Warner Media LLC, 3.80%, 2/15/27	86,000	76,522
WPP Finance 2010, 3.75%, 9/19/24	135,000	131,352
		678,438
Metals and Mining — 0.3%
Steel Dynamics, Inc., 2.80%, 12/15/24	115,000	110,850
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	90,000	81,499
Multi-Utilities — 0.3%
Abu Dhabi National Energy Co. PJSC, 4.375%, 1/24/29(1)	15,000	14,580
DTE Energy Co., 4.22%, 11/1/24	85,000	83,416
		97,996
Oil, Gas and Consumable Fuels — 2.3%
Columbia Pipelines Holding Co. LLC, 6.04%, 8/15/28(1)	115,000	116,156
Ecopetrol SA, 5.375%, 6/26/26	75,000	72,713
Enbridge, Inc., VRN, 5.97%, 2/16/24	80,000	80,064
Energy Transfer LP, 4.25%, 4/1/24	75,000	74,223
Enterprise Products Operating LLC, 3.70%, 2/15/26	135,000	130,265
Geopark Ltd., 5.50%, 1/17/27(1)	50,000	43,269
Hess Corp., 3.50%, 7/15/24	105,000	102,834
HF Sinclair Corp., 2.625%, 10/1/23	115,000	114,635
Petroleos Mexicanos, 6.49%, 1/23/27	40,000	35,068
Petroleos Mexicanos, 6.50%, 3/13/27	40,000	35,038
		804,265
Passenger Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2017-2, Class B, 3.70%, 4/15/27	93,949	89,139
American Airlines, Inc., 7.25%, 2/15/28(1)(2)	69,000	67,849
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.00%, 9/20/25(1)	75,000	75,148
		232,136
Pharmaceuticals — 0.6%
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)	200,000	204,506
Retail REITs — 0.4%
NNN REIT, Inc., 4.30%, 10/15/28	60,000	56,353
SITE Centers Corp., 3.625%, 2/1/25	100,000	95,207
		151,560
Semiconductors and Semiconductor Equipment — 0.5%
NXP BV / NXP Funding LLC, 4.875%, 3/1/24	100,000	99,415
96

Short Duration Strategic Income ETF
	Principal Amount/Shares	Value
NXP BV / NXP Funding LLC / NXP USA, Inc., 2.70%, 5/1/25	$17,000	$16,179
NXP BV / NXP Funding LLC / NXP USA, Inc., 3.15%, 5/1/27	50,000	46,336
		161,930
Specialized REITs — 0.5%
American Tower Corp., 5.25%, 7/15/28	77,000	75,891
Equinix, Inc., 2.90%, 11/18/26	90,000	83,247
Equinix, Inc., 1.80%, 7/15/27	30,000	26,231
		185,369
Trading Companies and Distributors — 0.6%
Air Lease Corp., 2.875%, 1/15/26	75,000	70,155
Aircastle Ltd., 5.25%, 8/11/25(1)	45,000	43,930
Aircastle Ltd., 6.50%, 7/18/28(1)	115,000	114,321
		228,406
TOTAL CORPORATE BONDS (Cost $14,798,357)		14,777,781
U.S. TREASURY SECURITIES — 17.4%
U.S. Treasury Notes, 1.00%, 12/15/24(3)	1,050,000	995,572
U.S. Treasury Notes, 4.625%, 6/30/25	970,000	964,695
U.S. Treasury Notes, 4.625%, 3/15/26	1,295,000	1,294,140
U.S. Treasury Notes, 3.75%, 4/15/26	1,830,000	1,790,684
U.S. Treasury Notes, 4.125%, 6/15/26	685,000	677,133
U.S. Treasury Notes, 2.00%, 11/15/26	395,000	365,776
U.S. Treasury Notes, 3.25%, 6/30/29	75,000	71,139
TOTAL U.S. TREASURY SECURITIES (Cost $6,223,510)		6,159,139
COLLATERALIZED LOAN OBLIGATIONS — 8.0%
AMMC CLO XI Ltd., Series 2012-11A, Class BR2, VRN, 7.23%, (3-month SOFR plus 1.86%), 4/30/31(1)	100,000	99,073
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL1, Class A, VRN, 6.40%, (1-month SOFR plus 1.08%), 12/15/35(1)	125,500	124,351
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, VRN, 6.78%, (1-month SOFR plus 1.46%), 11/15/36(1)	100,000	98,600
Bain Capital Credit CLO Ltd., Series 2019-2A, Class CR, VRN, 7.67%, (3-month LIBOR plus 2.10%), 10/17/32(1)	150,000	147,183
Barings Private Credit Corp. CLO Ltd., Series 2023-1A, Class A1, VRN, 7.81%, (3-month SOFR plus 2.40%), 7/15/31(1)	75,000	75,044
BXMT Ltd., Series 2020-FL2, Class A, VRN, 6.33%, (1-month SOFR plus 1.01%), 2/15/38(1)	68,200	65,652
BXMT Ltd., Series 2021-FL4, Class AS, VRN, 6.73%, (1-month SOFR plus 1.41%), 5/15/38(1)	250,000	241,274
CBAM Ltd., Series 2017-1A, Class B, VRN, 7.39%, (3-month SOFR plus 2.06%), 7/20/30(1)	100,000	98,521
CBAM Ltd., Series 2019-11RA, Class C, VRN, 7.84%, (3-month SOFR plus 2.51%), 1/20/35(1)	100,000	96,263
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.07%, (3-month SOFR plus 1.76%), 4/15/32(1)	67,228	66,819
Cerebus Loan Funding XXVII LP, Series 2019-2A, Class A2, 3.50%, 1/15/32(1)	100,000	95,500
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 7.42%, (3-month SOFR plus 2.11%), 11/16/30(1)	100,000	98,378
Dryden 30 Senior Loan Fund, Series 2013-30A, Class CR, VRN, 7.33%, (3-month SOFR plus 1.96%), 11/15/28(1)	75,000	73,384
Dryden 72 CLO Ltd., Series 2019-72A, Class CR, VRN, 7.48%, (3-month SOFR plus 2.11%), 5/15/32(1)	150,000	145,895
97

Short Duration Strategic Income ETF
	Principal Amount/Shares	Value
GoldenTree Loan Opportunities X Ltd., Series 2015-10A, Class BR, VRN, 7.24%, (3-month SOFR plus 1.91%), 7/20/31(1)	$100,000	$99,703
Greystone CRE Notes Ltd., Series 2019-FL2, Class A, VRN, 6.61%, (1-month LIBOR plus 1.18%), 9/15/37(1)	41,763	41,658
HGI CRE CLO Ltd., Series 2021-FL1, Class AS, VRN, 6.83%, (1-month SOFR plus 1.51%), 6/16/36(1)	125,000	121,427
KKR Static CLO I Ltd., Series 2022-1A, Class B, VRN, 7.93%, (3-month SOFR plus 2.60%), 7/20/31(1)	100,000	99,211
KVK CLO Ltd., Series 2013-1A, Class DR, VRN, 8.52%, (3-month SOFR plus 3.21%), 1/14/28(1)	100,000	99,309
Marathon CLO Ltd., Series 2020-15A, Class A1S, VRN, 7.33%, (3-month SOFR plus 1.96%), 11/15/31(1)	75,000	75,177
Palmer Square Loan Funding Ltd., Series 2021-3A, Class B, VRN, 7.34%, (3-month SOFR plus 2.01%), 7/20/29(1)	125,000	121,620
Palmer Square Loan Funding Ltd., Series 2021-3A, Class C, VRN, 8.09%, (3-month SOFR plus 2.76%), 7/20/29(1)	75,000	73,835
Palmer Square Loan Funding Ltd., Series 2022-4A, Class B, VRN, 8.10%, (3-month SOFR plus 2.75%), 7/24/31(1)	100,000	100,988
Ready Capital Mortgage Financing LLC, Series 2023-FL11, Class A, VRN, 7.69%, (1-month SOFR plus 2.37%), 10/25/39(1)	93,007	93,107
Rockford Tower CLO Ltd., Series 2017-3A, Class A, VRN, 6.78%, (3-month SOFR plus 1.45%), 10/20/30(1)	94,141	94,023
Stewart Park CLO Ltd., Series 2015-1A, Class CR, VRN, 7.37%, (3-month SOFR plus 2.06%), 1/15/30(1)	75,000	73,277
Stratus CLO Ltd., Series 2021-2A, Class C, VRN, 7.49%, (3-month SOFR plus 2.16%), 12/28/29(1)	100,000	98,343
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 7.27%, (3-month SOFR plus 1.96%), 4/18/33(1)	100,000	98,761
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $2,767,283)		2,816,376
ASSET-BACKED SECURITIES — 7.7%
Aaset Trust, Series 2021-2A, Class B, 3.54%, 1/15/47(1)	208,380	167,750
Adams Outdoor Advertising LP, Series 2023-1, Class B, 8.81%, 7/15/53(1)	100,000	99,587
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, SEQ, 1.94%, 8/15/46(1)	150,000	131,806
Blackbird Capital Aircraft, Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(1)	197,014	169,728
Brazos Education Loan Authority, Inc., Series 2012-1, Class A1, VRN, 6.10%, (30-day average SOFR plus 0.81%), 12/26/35	32,104	31,785
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(1)	50,286	45,686
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A, SEQ, 3.47%, 1/15/46(1)	136,905	126,458
Diamond Issuer, Series 2021-1A, Class A, SEQ, 2.31%, 11/20/51(1)	165,000	142,462
Domino's Pizza Master Issuer LLC, Series 2015-1A, Class A2II, SEQ, 4.47%, 10/25/45(1)	74,600	71,553
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(1)	100,000	90,809
Flagship Credit Auto Trust, Series 2021-2, Class A, SEQ, 0.37%, 12/15/26(1)	2,824	2,811
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(1)	100,000	87,516
Global SC Finance II SRL, Series 2014-1A, Class A2, SEQ, 3.09%, 7/17/29(1)	72,311	70,840
Hilton Grand Vacations Trust, Series 2017-AA, Class B, 2.96%, 12/26/28(1)	55,721	55,287
MAPS Ltd., Series 2018-1A, Class A, SEQ, 4.21%, 5/15/43(1)	55,700	49,873
98

Short Duration Strategic Income ETF
	Principal Amount/Shares	Value
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(1)	$150,222	$130,693
MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37(1)	93,779	88,479
MVW Owner Trust, Series 2019-1A, Class C, 3.33%, 11/20/36(1)	91,470	86,165
Nelnet Student Loan Trust, Series 2019-5, Class A, SEQ, 2.53%, 10/25/67(1)	76,639	68,123
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(1)	100,000	83,662
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A, SEQ, 3.97%, 6/15/44(1)	182,300	158,818
Sabey Data Center Issuer LLC, Series 2020-1, Class A2, SEQ, 3.81%, 4/20/45(1)	165,000	157,323
Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.51%, 7/20/37(1)	125,026	118,644
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, SEQ, 4.54%, 2/25/44(1)	64,968	64,213
Start II Ltd., Series 2019-1, Class A, SEQ, 4.09%, 3/15/44(1)	182,025	161,589
TAL Advantage VII LLC, Series 2020-1A, Class A, SEQ, 2.05%, 9/20/45(1)	69,375	61,396
Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2, SEQ, 3.19%, 7/15/44(1)	134,400	130,380
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2, SEQ, 1.65%, 9/15/45(1)	95,000	85,968
TOTAL ASSET-BACKED SECURITIES (Cost $2,653,672)		2,739,404
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.0%
Private Sponsor Collateralized Mortgage Obligations — 2.5%
Angel Oak Mortgage Trust, Series 2020-5, Class A2, SEQ, VRN, 1.58%, 5/25/65(1)	81,633	75,234
Bellemeade RE Ltd., Series 2018-1A, Class M2, VRN, 8.33%, (1-month LIBOR plus 2.90%), 4/25/28(1)	39,161	39,285
Bellemeade RE Ltd., Series 2020-2A, Class M2, VRN, 11.43%, (1-month LIBOR plus 6.00%), 8/26/30(1)	52,316	53,117
Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A1, SEQ, 1.62%, 4/25/65(1)	30,614	30,276
CSMC Trust, Series 2019-NQM1, Class A2, SEQ, 2.86%, 10/25/59(1)	73,228	70,325
CSMC Trust, Series 2022-NQM4, Class A1, SEQ, VRN, 4.82%, 6/25/67(1)	182,142	176,171
Ellington Financial Mortgage Trust, Series 2020-1, Class A1, VRN, 2.01%, 5/25/65(1)	75,381	72,173
Residential Mortgage Loan Trust, Series 2020-1, Class A1, VRN, 2.38%, 1/26/60(1)	66,109	62,866
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 9.33%, (1-month LIBOR plus 3.90%), 8/25/33(1)	85,053	85,523
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(1)	52,366	45,135
Visio Trust, Series 2020-1, Class A2, SEQ, VRN, 2.50%, 8/25/55(1)	110,000	99,236
Vista Point Securitization Trust, Series 2020-2, Class A1, VRN, 1.48%, 4/25/65(1)	87,099	79,182
		888,523
U.S. Government Agency Collateralized Mortgage Obligations — 1.5%
FHLMC, Series 2021-HQA3, Class M1, VRN, 6.14%, (30-day average SOFR plus 0.85%), 9/25/41(1)	76,640	75,439
FHLMC, Series 2022-DNA3, Class M1A, VRN, 7.29%, (30-day average SOFR plus 2.00%), 4/25/42(1)	89,166	89,842
FHLMC, Series 2022-DNA5, Class M1A, VRN, 8.24%, (30-day average SOFR plus 2.95%), 6/25/42(1)	79,855	81,662
99

Short Duration Strategic Income ETF
	Principal Amount/Shares	Value
FHLMC, Series 2022-DNA6, Class M1A, VRN, 7.44%, (30-day average SOFR plus 2.15%), 9/25/42(1)	$76,822	$77,524
FNMA, Series 2014-C04, Class 2M2, VRN, 10.40%, (30-day average SOFR plus 5.11%), 11/25/24	3,397	3,434
FNMA, Series 2017-C02, Class 2ED3, VRN, 6.75%, (30-day average SOFR plus 1.46%), 9/25/29	55,817	55,883
FNMA, Series 2019-R07, Class 1M2, VRN, 7.50%, (30-day average SOFR plus 2.21%), 10/25/39(1)	21,687	21,750
FNMA, Series 2022-R04, Class 1M1, VRN, 7.29%, (30-day average SOFR plus 2.00%), 3/25/42(1)	103,710	104,516
		510,050
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,380,515)		1,398,573
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.3%
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class C, VRN, 3.72%, 4/14/33(1)	100,000	91,076
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 7.43%, (1-month SOFR plus 2.11%), 9/15/36(1)	100,000	94,979
BX Commercial Mortgage Trust, Series 2023-VLT2, Class B, VRN, 8.44%, (1-month SOFR plus 3.13%), 6/15/40(1)	100,000	99,910
BX Trust, Series 2021-ARIA, Class G, VRN, 8.57%, (1-month SOFR plus 3.26%), 10/15/36(1)	50,000	45,713
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, VRN, 6.96%, (1-month SOFR plus 1.65%), 5/15/36(1)	99,752	99,115
CSMC Trust, Series 2021-BHAR, Class B, VRN, 6.93%, (1-month SOFR plus 1.61%), 11/15/38(1)	100,000	98,460
DBWF Mortgage Trust, Series 2018-GLKS, Class A, VRN, 6.49%, (1-month SOFR plus 1.18%), 12/19/30(1)	150,000	149,089
Extended Stay America Trust, Series 2021-ESH, Class E, VRN, 8.27%, (1-month SOFR plus 2.96%), 7/15/38(1)	95,431	93,956
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class F, VRN, 4.10%, 12/10/36(1)	100,000	93,726
Great Wolf Trust, Series 2019-WOLF, Class C, VRN, 7.06%, (1-month SOFR plus 1.75%), 12/15/36(1)	70,000	69,347
Life Mortgage Trust, Series 2021-BMR, Class D, VRN, 6.82%, (1-month SOFR plus 1.51%), 3/15/38(1)	157,275	152,388
Med Trust, Series 2021-MDLN, Class F, VRN, 9.42%, (1-month SOFR plus 4.11%), 11/15/38(1)	99,522	94,775
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,159,393)		1,182,534
BANK LOAN OBLIGATIONS(4) — 1.0%
Health Care Providers and Services — 0.2%
Surgery Center Holdings, Inc., 2021 Term Loan, 9.18%, (1-month SOFR plus 3.75%), 8/31/26	66,540	66,744
Passenger Airlines — 0.4%
American Airlines, Inc., 2023 Term Loan B, 8.54%, (3-month SOFR plus 2.75%), 2/15/28	133,650	133,184
Pharmaceuticals — 0.4%
Jazz Financing Lux S.a.r.l., USD Term Loan, 8.95%, (1-month SOFR plus 3.50%), 5/5/28	139,212	139,386
TOTAL BANK LOAN OBLIGATIONS (Cost $336,090)		339,314
PREFERRED STOCKS — 0.8%
Banks — 0.1%
Wells Fargo & Co., 7.625%(2)	54,000	55,417
Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series W, 7.50%	110,000	110,825
100

Short Duration Strategic Income ETF
	Principal Amount/Shares	Value
Industrial Conglomerates — 0.4%
General Electric Co., Series D, 8.88%	130,000	$130,244
TOTAL PREFERRED STOCKS (Cost $293,430)		296,486
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.3%
Saudi Arabia — 0.3%
Saudi Government International Bond, 4.75%, 1/18/28(1) (Cost $121,552)	$120,000	118,914
SHORT-TERM INVESTMENTS — 15.1%
Money Market Funds — 2.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	695,131	695,131
State Street Navigator Securities Lending Government Money Market Portfolio(5)	77,168	77,168
		772,299
Treasury Bills(6) — 12.9%
U.S. Treasury Bills, 5.32%, 8/8/24	$4,800,000	4,567,242
TOTAL SHORT-TERM INVESTMENTS (Cost $5,342,062)		5,339,541
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $35,075,864)		35,168,062
OTHER ASSETS AND LIABILITIES — 0.6%		201,485
TOTAL NET ASSETS — 100.0%		$35,369,547

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	66	December 2023	$13,451,109	$42,291
U.S. Treasury 10-Year Notes	6	December 2023	666,188	5,642
			$14,117,297	$47,933
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	20	December 2023	$2,138,437	$(15,173)
U.S. Treasury 10-Year Ultra Notes	2	December 2023	232,219	(2,131)
U.S. Treasury Long Bonds	1	December 2023	121,688	(1,210)
			$2,492,344	$(18,514)
^Amount represents value and unrealized appreciation (depreciation).

101

Short Duration Strategic Income ETF

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $12,651,581, which represented 35.8% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $107,869. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $329,961.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $111,512, which includes securities collateral of $34,344.
(6)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
102

Statements of Assets and Liabilities

AUGUST 31, 2023
	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF
Assets
Investment securities, at value (cost of $214,515,470 and $352,687,493, respectively) — including $1,124,197 and $—, respectively of securities on loan	$210,837,241	$341,822,527
Investment made with cash collateral received for securities on loan, at value (cost of $1,158,938 and $—, respectively)	1,158,938	—
Total investment securities, at value (cost of $215,674,408 and $352,687,493, respectively)	211,996,179	341,822,527
Cash	—	320
Deposits with broker for futures contracts	267,394	—
Interest receivable	2,275,874	3,640,145
Securities lending receivable	298	—
	214,539,745	345,462,992

Liabilities
Payable for collateral received for securities on loan	1,158,938	—
Payable for investments purchased	—	5,184,881
Payable for variation margin on futures contracts	958	—
Accrued management fees	50,663	80,386
	1,210,559	5,265,267

Net Assets	$213,329,186	$340,197,725

Shares outstanding (unlimited number of shares authorized)	4,700,000	6,900,000

Net Asset Value Per Share	$45.39	$49.30

Net Assets Consist of:
Capital paid in	$233,959,673	$362,016,496
Distributable earnings (loss)	(20,630,487)	(21,818,771)
	$213,329,186	$340,197,725

See Notes to Financial Statements.
103

AUGUST 31, 2023
	Emerging Markets Bond ETF	Multisector Floating Income ETF
Assets
Investment securities, at value (cost of $35,087,854 and $20,113,524, respectively) — including $205,792 and $—, respectively of securities on loan	$32,947,029	$20,175,242
Investment made with cash collateral received for securities on loan, at value (cost of $211,250 and $—, respectively)	211,250	—
Total investment securities, at value (cost of $35,299,104 and $20,113,524, respectively)	33,158,279	20,175,242
Cash	141,400	—
Receivable for investments sold	183,670	—
Receivable for variation margin on futures contracts	11,148	—
Receivable for variation margin on swap agreements	6,564	—
Interest receivable	454,429	81,412
Securities lending receivable	151	—
	33,955,641	20,256,654

Liabilities
Payable for collateral received for securities on loan	211,250	—
Payable for investments purchased	234,346	—
Accrued management fees	11,073	4,631
	456,669	4,631

Net Assets	$33,498,972	$20,252,023

Shares outstanding (unlimited number of shares authorized)	900,000	400,000

Net Asset Value Per Share	$37.22	$50.63

Net Assets Consist of:
Capital paid in	$41,368,069	$20,054,000
Distributable earnings (loss)	(7,869,097)	198,023
	$33,498,972	$20,252,023

See Notes to Financial Statements.
104

AUGUST 31, 2023
	Multisector Income ETF	Select High Yield ETF
Assets
Investment securities, at value (cost of $173,298,869 and $33,235,688, respectively) — including $2,953,937 and $1,974,313, respectively of securities on loan	$170,361,063	$30,439,669
Investment made with cash collateral received for securities on loan, at value (cost of $3,078,680 and $1,926,055, respectively)	3,078,680	1,926,055
Total investment securities, at value (cost of $176,377,549 and $35,161,743, respectively)	173,439,743	32,365,724
Receivable for investments sold	5,007	62,522
Receivable for variation margin on futures contracts	78,456	—
Interest receivable	1,358,142	485,500
Securities lending receivable	1,685	1,736
	174,883,033	32,915,482

Liabilities
Payable for collateral received for securities on loan	3,078,680	1,926,055
Payable for investments purchased	12,112,160	—
Payable for variation margin on swap agreements	4,985	—
Accrued management fees	46,560	11,741
	15,242,385	1,937,796

Net Assets	$159,640,648	$30,977,686

Shares outstanding (unlimited number of shares authorized)	3,750,000	700,000

Net Asset Value Per Share	$42.57	$44.25

Net Assets Consist of:
Capital paid in	$178,538,300	$34,711,550
Distributable earnings (loss)	(18,897,652)	(3,733,864)
	$159,640,648	$30,977,686

See Notes to Financial Statements.
105

AUGUST 31, 2023
Short Duration Strategic Income ETF
Assets
Investment securities, at value (cost of $34,998,696) — including $107,869 of securities on loan	$35,090,894
Investment made with cash collateral received for securities on loan, at value (cost of $77,168)	77,168
Total investment securities, at value (cost of $35,075,864)	35,168,062
Cash	2,171
Receivable for investments sold	40,254
Receivable for variation margin on futures contracts	1,453
Interest receivable	244,095
Securities lending receivable	36
35,456,071

Liabilities
Payable for collateral received for securities on loan	77,168
Accrued management fees	9,356
86,524

Net Assets	$35,369,547

Shares outstanding (unlimited number of shares authorized)	700,000

Net Asset Value Per Share	$50.53

Net Assets Consist of:
Capital paid in	$35,223,648
Distributable earnings (loss)	145,899
$35,369,547

See Notes to Financial Statements.
106

Statements of Operations

YEAR ENDED AUGUST 31, 2023
	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF
Investment Income (Loss)
Income:
Interest	$8,291,473	$8,862,063
Securities lending, net	8,485	—
	8,299,958	8,862,063

Expenses:
Management fees	537,806	827,418
Interest expenses	2,477	—
	540,283	827,418

Net investment income (loss)	7,759,675	8,034,645

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(7,452,235)	(7,169,764)
Futures contract transactions	(834,565)	—
Swap agreement transactions	(65,494)	—
	(8,352,294)	(7,169,764)

Change in net unrealized appreciation (depreciation) on:
Investments	4,955,607	3,384,438
Futures contracts	115,669	—
Swap agreements	8,801	—
	5,080,077	3,384,438

Net realized and unrealized gain (loss)	(3,272,217)	(3,785,326)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,487,458	$4,249,319

See Notes to Financial Statements.
107

YEAR ENDED AUGUST 31, 2023 (EXCEPT AS NOTED)
	Emerging Markets Bond ETF	Multisector Floating Income ETF(1)
Investment Income (Loss)
Income:
Interest	$1,924,490	$590,012
Securities lending, net	2,823	—
	1,927,313	590,012

Expenses:
Management fees	118,239	25,312
Interest expenses	11,322	529
	129,561	25,841

Net investment income (loss)	1,797,752	564,171

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,154,787)	15,254
Futures contract transactions	(281,920)	—
Swap agreement transactions	(94,868)	—
	(2,531,575)	15,254

Change in net unrealized appreciation (depreciation) on:
Investments	1,704,915	61,718
Futures contracts	29,250	—
Swap agreements	(143,142)	—
	1,591,023	61,718

Net realized and unrealized gain (loss)	(940,552)	76,972

Net Increase (Decrease) in Net Assets Resulting from Operations	$857,200	$641,143
(1)March 14, 2023 (fund inception) through August 31, 2023.

See Notes to Financial Statements.
108

YEAR ENDED AUGUST 31, 2023
	Multisector Income ETF	Select High Yield ETF
Investment Income (Loss)
Income:
Interest	$7,658,110	$1,580,882
Securities lending, net	30,592	17,202
	7,688,702	1,598,084

Expenses:
Management fees	493,246	128,429
Interest expenses	5,332	49
	498,578	128,478

Net investment income (loss)	7,190,124	1,469,606

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(7,847,325)	(785,499)
Futures contract transactions	(2,916,317)	—
Swap agreement transactions	25,441	—
Foreign currency translation transactions	(282)	—
	(10,738,483)	(785,499)

Change in net unrealized appreciation (depreciation) on:
Investments	6,174,971	1,288,871
Futures contracts	486,693	—
Swap agreements	(44,413)	—
Translation of assets and liabilities in foreign currencies	11	—
	6,617,262	1,288,871

Net realized and unrealized gain (loss)	(4,121,221)	503,372

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,068,903	$1,972,978

See Notes to Financial Statements.
109

PERIOD ENDED AUGUST 31, 2023
Short Duration Strategic Income ETF(1)
Investment Income (Loss)
Income:
Interest	$1,550,332
Securities lending, net	145
1,550,477

Expenses:
Management fees	88,574
Interest expenses	887
89,461

Net investment income (loss)	1,461,016

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	88,267
Futures contract transactions	(313,502)
Swap agreement transactions	466
(224,769)

Change in net unrealized appreciation (depreciation) on:
Investments	92,198
Futures contracts	29,419
121,617

Net realized and unrealized gain (loss)	(103,152)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,357,864
(1)October 11, 2022 (fund inception) through August 31, 2023.

See Notes to Financial Statements.
110

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Diversified Corporate Bond ETF		Diversified Municipal Bond ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$7,759,675	$3,259,572	$8,034,645	$3,645,084
Net realized gain (loss)	(8,352,294)	(9,385,442)	(7,169,764)	(5,640,496)
Change in net unrealized appreciation (depreciation)	5,080,077	(10,067,750)	3,384,438	(18,763,216)
Net increase (decrease) in net assets resulting from operations	4,487,458	(16,193,620)	4,249,319	(20,758,628)

Distributions to Shareholders
From earnings	(7,219,925)	(2,951,390)	(7,653,475)	(3,278,595)

Capital Share Transactions
Proceeds from shares sold	79,206,250	35,965,410	79,458,030	139,499,410
Payments for shares redeemed	(6,833,720)	(25,964,990)	(12,379,215)	(2,770,640)
Other capital	4,374	886	76,802	91,811
Net increase (decrease) in net assets from capital share transactions	72,376,904	10,001,306	67,155,617	136,820,581

Net increase (decrease) in net assets	69,644,437	(9,143,704)	63,751,461	112,783,358

Net Assets
Beginning of period	143,684,749	152,828,453	276,446,264	163,662,906
End of period	$213,329,186	$143,684,749	$340,197,725	$276,446,264

Transactions in Shares of the Funds
Sold	1,750,000	700,000	1,600,000	2,650,000
Redeemed	(150,000)	(500,000)	(250,000)	(50,000)
Net increase (decrease) in shares of the funds	1,600,000	200,000	1,350,000	2,600,000

See Notes to Financial Statements.
111

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022 (EXCEPT AS NOTED)
	Emerging Markets Bond ETF		Multisector Floating Income ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023(1)
Operations
Net investment income (loss)	$1,797,752	$1,262,646	$564,171
Net realized gain (loss)	(2,531,575)	(3,320,814)	15,254
Change in net unrealized appreciation (depreciation)	1,591,023	(3,886,552)	61,718
Net increase (decrease) in net assets resulting from operations	857,200	(5,944,720)	641,143

Distributions to Shareholders
From earnings	(1,721,450)	(1,194,630)	(443,120)

Capital Share Transactions
Proceeds from shares sold	7,668,114	11,194,156	20,000,000
Other capital	1,635	2,269	54,000
Net increase (decrease) in net assets from capital share transactions	7,669,749	11,196,425	20,054,000

Net increase (decrease) in net assets	6,805,499	4,057,075	20,252,023

Net Assets
Beginning of period	26,693,473	22,636,398	—
End of period	$33,498,972	$26,693,473	$20,252,023

Transactions in Shares of the Funds
Sold	200,000	250,000	400,000
(1)March 14, 2023 (fund inception) through August 31, 2023.

See Notes to Financial Statements.
112

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022 (EXCEPT AS NOTED)
	Multisector Income ETF		Select High Yield ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022(1)
Operations
Net investment income (loss)	$7,190,124	$3,980,476	$1,469,606	$1,079,338
Net realized gain (loss)	(10,738,483)	(6,698,401)	(785,499)	(882,135)
Change in net unrealized appreciation (depreciation)	6,617,262	(9,166,249)	1,288,871	(4,084,890)
Net increase (decrease) in net assets resulting from operations	3,068,903	(11,884,174)	1,972,978	(3,887,687)

Distributions to Shareholders
From earnings	(6,790,560)	(3,577,090)	(1,511,520)	(1,026,610)

Capital Share Transactions
Proceeds from shares sold	48,934,155	49,086,845	2,210,905	44,736,315
Payments for shares redeemed	—	(2,224,880)	(2,177,200)	(9,346,900)
Other capital	65,461	58,230	1,715	5,690
Net increase (decrease) in net assets from capital share transactions	48,999,616	46,920,195	35,420	35,395,105

Net increase (decrease) in net assets	45,277,959	31,458,931	496,878	30,480,808

Net Assets
Beginning of period	114,362,689	82,903,758	30,480,808	—
End of period	$159,640,648	$114,362,689	$30,977,686	$30,480,808

Transactions in Shares of the Funds
Sold	1,150,000	1,000,000	50,000	900,000
Redeemed	—	(50,000)	(50,000)	(200,000)
Net increase (decrease) in shares of the funds	1,150,000	950,000	—	700,000
(1)November 16, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.

113

PERIOD ENDED AUGUST 31, 2023
Short Duration Strategic Income ETF(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,461,016
Net realized gain (loss)	(224,769)
Change in net unrealized appreciation (depreciation)	121,617
Net increase (decrease) in net assets resulting from operations	1,357,864

Distributions to Shareholders
From earnings	(1,211,965)

Capital Share Transactions
Proceeds from shares sold	35,175,415
Other capital	48,233
Net increase (decrease) in net assets from capital share transactions	35,223,648

Net increase (decrease) in net assets	35,369,547

Net Assets
End of period	$35,369,547

Transactions in Shares of the Funds
Sold	700,000
(1)October 11, 2022 (fund inception) through August 31, 2023.

See Notes to Financial Statements.
114

Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Diversified Corporate Bond ETF (Diversified Corporate Bond ETF), American Century Diversified Municipal Bond ETF (Diversified Municipal Bond ETF), American Century Emerging Markets Bond ETF (Emerging Markets Bond ETF), American Century Multisector Floating Income ETF (Multisector Floating Income ETF), American Century Multisector Income ETF (Multisector Income ETF), American Century Select High Yield ETF (Select High Yield ETF) and American Century Short Duration Strategic Income ETF (Short Duration Strategic Income ETF) (collectively, the funds) are seven funds in a series issued by the trust. Diversified Corporate Bond ETF’s investment objective is to seek to provide current income. Diversified Municipal Bond ETF’s investment objective is to seek current income that is exempt from federal income tax. Emerging Markets Bond ETF's investment objective is to seek to provide current income and capital appreciation. Multisector Floating Income ETF's investment objective is to seek income. As a secondary objective, Multisector Floating Income ETF seeks long-term capital appreciation. Multisector Income ETF's investment objective is to seek to provide a high level of current income and total return. Select High Yield ETF's investment objective is to seek to provide high current income. Short Duration Strategic Income ETF's investment objective is to seek income. As a secondary objective, Short Duration Strategic Income ETF seeks long-term capital appreciation. Shares of Diversified Corporate Bond ETF, Diversified Municipal Bond ETF, Emerging Markets Bond ETF, Multisector Floating Income ETF, Multisector Income ETF and Select High Yield ETF are listed for trading on the NYSE Arca, Inc. Shares of Short Duration Strategic Income ETF are listed for trading on The Nasdaq Stock Market LLC. Multisector Floating Income ETF incepted on March 14, 2023. Select High Yield ETF incepted on November 16, 2021. Short Duration Strategic Income ETF incepted on October 11, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, municipal securities and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

115

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the funds to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

116

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

117

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Diversified Corporate Bond ETF
Corporate Bonds	$1,158,938	—	—	—	$1,158,938
Gross amount of recognized liabilities for securities lending transactions					$1,158,938

Emerging Markets Bond ETF
Corporate Bonds	$161,492	—	—	—	$161,492
Preferred Stocks	49,758	—	—	—	49,758
Total Borrowings	$211,250	—	—	—	$211,250
Gross amount of recognized liabilities for securities lending transactions					$211,250

Multisector Income ETF
Corporate Bonds	$2,810,054	—	—	—	$2,810,054
Preferred Stocks	268,626	—	—	—	268,626
Total Borrowings	$3,078,680	—	—	—	$3,078,680
Gross amount of recognized liabilities for securities lending transactions					$3,078,680

Select High Yield ETF
Corporate Bonds	$1,926,055	—	—	—	$1,926,055
Gross amount of recognized liabilities for securities lending transactions					$1,926,055

Short Duration Strategic Income ETF
Corporate Bonds	$48,442	—	—	—	$48,442
Preferred Stocks	28,726	—	—	—	28,726
Total Borrowings	$77,168	—	—	—	$77,168
Gross amount of recognized liabilities for securities lending transactions					$77,168

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 26%, 58%, 46% and 28% of the shares of Diversified Corporate Bond ETF, Emerging Markets Bond ETF, Multisector Income ETF and Short Duration Strategic Income ETF, respectively. ACIM owns 75%, 35% and 21% of the shares of Multisector Floating Income ETF, Select High Yield ETF and Short Duration Strategic Income ETF, respectively. Related parties do not invest in the funds for the purpose of exercising management or control.

ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for Select High Yield ETF. NCRAM is responsible for making investment recommendations for the fund, subject to the oversight of the Board of Trustees and general supervision of the investment advisor and in accordance with the investment objective, polices and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC.

118

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Diversified Corporate Bond ETF	0.29%
Diversified Municipal Bond ETF	0.29%
Emerging Markets Bond ETF	0.39%
Multisector Floating Income ETF	0.27%
Multisector Income ETF	0.35%
Select High Yield ETF	0.45%
Short Duration Strategic Income ETF	0.32%

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2023 were as follows:

	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF	Emerging Markets Bond ETF	Multisector Floating Income ETF(1)
Purchases of U.S. Treasury and Government Agency obligations	$26,798,989	—	$125,504	$1,870,477
Purchases of other investment securities	$263,896,246	$122,297,917	$18,951,732	$14,805,508
Total Purchases	$290,695,235	$122,297,917	$19,077,236	$16,675,985

Sales of U.S. Treasury and Government Agency obligations	$21,060,981	—	$172,945	$427,657
Sales of other investment securities	$271,487,147	$76,947,146	$18,811,193	$2,671,031
Total Sales	$292,548,128	$76,947,146	$18,984,138	$3,098,688

	Multisector Income ETF	Select High Yield ETF	Short Duration Strategic Income ETF(2)
Purchases of U.S. Treasury and Government Agency obligations	$102,563,639	—	$21,691,008
Purchases of other investment securities	$146,827,673	$5,010,877	$35,938,836
Total Purchases	$249,391,312	$5,010,877	$57,629,844

Sales of U.S. Treasury and Government Agency obligations	$95,198,275	—	$22,988,448
Sales of other investment securities	$139,297,930	$5,477,539	$27,661,106
Total Sales	$234,496,205	$5,477,539	$50,649,554

(1)March 14, 2023 (fund inception) through August 31, 2023.
(2)October 11, 2022 (fund inception) through August 31, 2023.

119

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2023 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Diversified Corporate Bond ETF	$76,563,400	$6,730,452	$102,804
Diversified Municipal Bond ETF	$36,638,724	$12,047,518	$(1,165,665)
Emerging Markets Bond ETF	$7,152,993	—	—
Multisector Floating Income ETF(1)	—	—	—
Multisector Income ETF	$30,141,373	—	—
Select High Yield ETF	$2,046,621	$1,664,716	$(214,422)
Short Duration Strategic Income ETF(2)	$22,140,635	—	—
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.
(1)March 14, 2023 (fund inception) through August 31, 2023.
(2)October 11, 2022 (fund inception) through August 31, 2023.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

120

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds' portfolio holdings.

Diversified Corporate Bond ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$197,586,606	—
U.S. Treasury Securities	—	8,503,278	—
Municipal Securities	—	416,187	—
Short-Term Investments	$5,490,108	—	—
	$5,490,108	$206,506,071	—
Other Financial Instruments
Futures Contracts	$154,919	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$40,387	—	—

Diversified Municipal Bond ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$330,564,035	—
Short-Term Investments	$11,258,492	—	—
	$11,258,492	$330,564,035	—

Emerging Markets Bond ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$17,628,288	—
Corporate Bonds	—	10,937,287	—
U.S. Treasury Securities	—	1,593,641	—
Preferred Stocks	—	96,946	—
Short-Term Investments	$2,902,117	—	—
	$2,902,117	$30,256,162	—
Other Financial Instruments
Futures Contracts	$31,592	—	—
Swap Agreements	—	$123,783	—
	$31,592	$123,783	—

Liabilities
Other Financial Instruments
Futures Contracts	$3,811	—	—
Swap Agreements	—	$37,773	—
	$3,811	$37,773	—

121

Multisector Floating Income ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Collateralized Loan Obligations	—	$8,383,434	—
U.S. Treasury Securities	—	6,158,886	—
Commercial Mortgage-Backed Securities	—	3,165,886	—
Collateralized Mortgage Obligations	—	1,816,184	—
Asset-Backed Securities	—	299,717	—
Short-Term Investments	$351,135	—	—
	$351,135	$19,824,107	—

Multisector Income ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$65,496,698	—
U.S. Treasury Securities	—	37,972,466	—
Collateralized Loan Obligations	—	14,123,943	—
Asset-Backed Securities	—	12,615,333	—
U.S. Government Agency Mortgage-Backed Securities	—	7,955,095	—
Collateralized Mortgage Obligations	—	7,327,730	—
Commercial Mortgage-Backed Securities	—	6,930,533	—
Bank Loan Obligations	—	2,209,523	—
Sovereign Governments and Agencies	—	1,778,456	—
Preferred Stocks	—	1,774,312	—
Short-Term Investments	$13,352,636	1,903,018	—
	$13,352,636	$160,087,107	—
Other Financial Instruments
Futures Contracts	$492,350	—	—
Swap Agreements	—	$116,557	—
	$492,350	$116,557	—

Liabilities
Other Financial Instruments
Futures Contracts	$28,498	—	—

Select High Yield ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$29,050,356	—
Preferred Stocks	—	234,042	—
Short-Term Investments	$3,081,326	—	—
	$3,081,326	$29,284,398	—

122

Short Duration Strategic Income ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$14,777,781	—
U.S. Treasury Securities	—	6,159,139	—
Collateralized Loan Obligations	—	2,816,376	—
Asset-Backed Securities	—	2,739,404	—
Collateralized Mortgage Obligations	—	1,398,573	—
Commercial Mortgage-Backed Securities	—	1,182,534	—
Bank Loan Obligations	—	339,314	—
Preferred Stocks	—	296,486	—
Sovereign Governments and Agencies	—	118,914	—
Short-Term Investments	$772,299	4,567,242	—
	$772,299	$34,395,763	—
Other Financial Instruments
Futures Contracts	$47,933	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$18,514	—	—

7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing their investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

The funds' average notional amount to credit risk derivative instruments held during the period were as follows:

Diversified Corporate Bond ETF	$1,897,000
Emerging Markets Bond ETF	$3,504,167
Multisector Income ETF	$3,033,508
Short Duration Strategic Income ETF	$1,200,000

123

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing their investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The funds' average notional exposure to interest rate risk derivative instruments held during the period were as follows:

	Futures Contracts Purchased	Futures Contracts Sold
Diversified Corporate Bond ETF	$25,998,358	$9,736,430
Emerging Markets Bond ETF	$2,988,109	$2,012,473
Multisector Income ETF	$52,366,970	$1,891,193
Short Duration Strategic Income ETF	$7,057,889	$1,188,819

Value of Derivative Instruments as of August 31, 2023

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Diversified Corporate Bond ETF
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$958

Emerging Markets Bond ETF
Credit Risk	Receivable for variation margin on swap agreements*	$6,564	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	11,148	Payable for variation margin on futures contracts*	—
		$17,712		—

Multisector Income ETF
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$4,985
Interest Rate Risk	Receivable for variation margin on futures contracts*	$78,456	Payable for variation margin on futures contracts*	—
		$78,456		$4,985

Short Duration Strategic Income ETF
Interest Rate Risk	Receivable for variation margin on futures contracts*	$1,453	Payable for variation margin on futures contracts*	—

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

124

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Diversified Corporate Bond ETF
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(65,494)	Change in net unrealized appreciation (depreciation) on swap agreements	$8,801
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(834,565)	Change in net unrealized appreciation (depreciation) on futures contracts	115,669
		$(900,059)		$124,470

Emerging Markets Bond ETF
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(94,868)	Change in net unrealized appreciation (depreciation) on swap agreements	$(143,142)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(281,920)	Change in net unrealized appreciation (depreciation) on futures contracts	29,250
		$(376,788)		$(113,892)

Multisector Income ETF
Credit Risk	Net realized gain (loss) on swap agreement transactions	$25,441	Change in net unrealized appreciation (depreciation) on swap agreements	$(44,413)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,916,317)	Change in net unrealized appreciation (depreciation) on futures contracts	486,693
		$(2,890,876)		$442,280

Short Duration Strategic Income ETF
Credit Risk	Net realized gain (loss) on swap agreement transactions	$466	Change in net unrealized appreciation (depreciation) on swap agreements	—
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(313,502)	Change in net unrealized appreciation (depreciation) on futures contracts	$29,419
		$(313,036)		$29,419

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The funds may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

125

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The funds may invest in high-yield and lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

A fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 (except as noted) were as follows:

	2023			2022
	Distributions Paid From:			Distributions Paid From:
	Exempt Income	Ordinary Income	Long-term Capital Gains	Exempt Income	Ordinary Income	Long-term Capital Gains
Diversified Corporate Bond ETF	—	$7,219,925	—	—	$2,951,390	—
Diversified Municipal Bond ETF	$7,653,475	—	—	$3,278,595	—	—
Emerging Markets Bond ETF	—	$1,721,450	—	—	$1,194,630	—
Multisector Floating Income ETF(1)	—	$443,120	—	N/A	N/A	N/A
Multisector Income ETF	—	$6,790,560	—	—	$3,577,090	—
Select High Yield ETF(2)	—	$1,511,520	—	—	$1,026,610	—
Short Duration Strategic Income ETF(3)	—	$1,211,965	—	N/A	N/A	N/A

(1)March 14, 2023 (fund inception) through August 31, 2023.
(2)November 16, 2021 (fund inception) through August 31, 2022.
(3)October 11, 2022 (fund inception) through August 31, 2023.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

126

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF	Emerging Markets Bond ETF	Multisector Floating Income ETF
Federal tax cost of investments	$215,831,865	$352,724,668	$35,503,815	$20,113,524
Gross tax appreciation of investments	$251,178	$1,148,511	$218,757	$67,919
Gross tax depreciation of investments	(4,086,864)	(12,050,652)	(2,564,293)	(6,201)
Net tax appreciation (depreciation) of investments	(3,835,686)	(10,902,141)	(2,345,536)	61,718
Net tax appreciation (depreciation) on derivatives	—	—	(110,287)	—
Net tax appreciation (depreciation)	$(3,835,686)	$(10,902,141)	$(2,455,823)	$61,718
Other book-to-tax adjustments	$(15,630)	—	—	—
Undistributed ordinary income	$904,293	—	$142,940	$136,305
Undistributed exempt income	—	$943,275	—	—
Accumulated short-term capital losses	$(11,614,328)	$(7,210,054)	$(3,109,696)	—
Accumulated long-term capital losses	$(6,069,136)	$(4,649,851)	$(2,446,518)	—

	Multisector Income ETF	Select High Yield ETF	Short Duration Strategic Income ETF
Federal tax cost of investments	$176,405,044	$35,196,146	$35,090,506
Gross tax appreciation of investments	$965,563	$60,693	$223,682
Gross tax depreciation of investments	(3,930,864)	(2,891,115)	(146,126)
Net tax appreciation (depreciation) of investments	(2,965,301)	(2,830,422)	77,556
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	29,440	—	—
Net tax appreciation (depreciation)	$(2,935,861)	$(2,830,422)	$77,556
Other book-to-tax adjustments	$(6,223)	—	—
Undistributed ordinary income	$938,716	$159,707	$253,398
Accumulated short-term capital losses	$(10,261,554)	$(701,187)	$(14,180)
Accumulated long-term capital losses	$(6,632,730)	$(361,962)	$(170,875)

For Diversified Corporate Bond ETF, Diversified Municipal Bond ETF, Emerging Markets Bond ETF, Multisector Income ETF, Select High Yield ETF and Short Duration Strategic Income ETF the difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts. The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for Multisector Floating Income ETF. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
127

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Diversified Corporate Bond ETF
2023	$46.35	1.91	(1.08)	0.83	(1.79)	—	(1.79)	0.00(4)	$45.39	1.85%	0.29%	4.18%	163%	$213,329
2022	$52.70	1.08	(6.45)	(5.37)	(0.98)	—	(0.98)	0.00(4)	$46.35	(10.30)%	0.29%	2.18%	181%	$143,685
2021	$52.72	0.93	0.66	1.59	(1.39)	(0.22)	(1.61)	0.00(4)	$52.70	3.08%	0.29%	1.77%	182%	$152,828
2020	$51.38	1.28	1.47	2.75	(1.40)	(0.03)	(1.43)	0.02	$52.72	5.48%	0.29%	2.50%	174%	$121,260
2019	$48.77	1.67	2.45	4.12	(1.54)	—	(1.54)	0.03	$51.38	8.70%	0.39%	3.37%	35%	$64,334

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Diversified Municipal Bond ETF
2023	$49.81	1.39	(0.57)	0.82	(1.34)	0.01	$49.30	1.70%	0.29%	2.82%	28%	$340,198
2022	$55.48	0.89	(5.76)	(4.87)	(0.82)	0.02	$49.81	(8.82)%	0.29%	1.70%	46%	$276,446
2021	$53.61	1.00	1.83	2.83	(1.05)	0.09	$55.48	5.50%	0.29%	1.82%	14%	$163,663
2020	$53.37	1.19	0.11	1.30	(1.15)	0.09	$53.61	2.66%	0.29%	2.26%	23%	$67,018
2019(4)	$50.00	1.36	3.16	4.52	(1.25)	0.10	$53.37	9.42%	0.29%(5)	2.74%(5)	19%	$26,684

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Emerging Markets Bond ETF
2023	$38.13	2.22	(0.97)	1.25	(2.16)	0.00(4)	$37.22	3.40%	0.43%	5.93%	72%	$33,499
2022	$50.30	2.13	(12.25)	(10.12)	(2.05)	0.00(4)	$38.13	(20.60)%	0.39%	4.87%	64%	$26,693
2021(5)	$50.00	0.36	0.11	0.47	(0.17)	0.00(4)	$50.30	0.95%	0.39%(6)	4.14%(6)	7%	$22,636

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)June 29, 2021 (fund inception) through August 31, 2021.
(6)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Multisector Floating Income ETF
2023(4)	$50.00	1.41	0.19	1.60	(1.11)	0.14	$50.63	3.51%	0.28%(5)	6.02%(5)	24%	$20,252

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)March 14, 2023 (fund inception) through August 31, 2023.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Multisector Income ETF
2023	$43.99	2.19	(1.52)	0.67	(2.11)	0.02	$42.57	1.63%	0.35%	5.10%	174%	$159,641
2022	$50.24	1.67	(6.41)	(4.74)	(1.53)	0.02	$43.99	(9.60)%	0.35%	3.55%	147%	$114,363
2021(4)	$50.00	0.27	0.02	0.29	(0.13)	0.08	$50.24	0.75%	0.35%(5)	3.08%(5)	75%	$82,904

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)June 29, 2021 (fund inception) through August 31, 2021.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Select High Yield ETF
2023	$43.54	2.24	0.77	3.01	(2.30)	0.00(4)	$44.25	7.14%	0.45%	5.15%	18%	$30,978
2022(5)	$50.00	1.58	(6.54)	(4.96)	(1.51)	0.01	$43.54	(10.04)%	0.45%(6)	4.32%(6)	12%	$30,481

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)November 16, 2021 (fund inception) through August 31, 2022.
(6)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Short Duration Strategic Income ETF
2023(4)	$50.00	2.38	—(5)	2.38	(1.93)	0.08	$50.53	4.98%	0.32%(6)	5.28%(6)	195%	$35,370

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)October 11, 2022 (fund inception) through August 31, 2023.
(5)Per-share amount was less than $0.005.
(6)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Diversified Corporate Bond ETF, American Century Diversified Municipal Bond ETF, American Century Emerging Markets Bond ETF, American Century Multisector Floating Income ETF, American Century Multisector Income ETF, American Century Select High Yield ETF, and American Century Short Duration Strategic Income ETF (the “Funds”), seven of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Century Diversified Corporate Bond ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021, 2020, and 2019
American Century Diversified Municipal Bond ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021 and 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019
American Century Emerging Markets Bond ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and the period from June 29, 2021 (fund inception) through August 31, 2021
American Century Multisector Floating Income ETF	For the period from March 14, 2023 (fund inception) through August 31, 2023
American Century Multisector Income ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and the period from June 29, 2021 (fund inception) through August 31, 2021
American Century Select High Yield ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and the period from November 16, 2021 (fund inception) through August 31, 2022
American Century Short Duration Strategic Income ETF	For the period from October 11, 2022 (fund inception) through August 31, 2023

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
135

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
136

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
137

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

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Approval of Management and Subadvisory Agreements

American Century Diversified Corporate Bond ETF
American Century Diversified Municipal Bond ETF
American Century Emerging Markets Bond ETF
American Century Multisector Income ETF
American Century Short Duration Strategic Income ETF

At a meeting held on June 21, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Funds;
•the wide range of programs and services the Advisor and other service providers provide to the Funds and their shareholders on a routine and non-routine basis;
•the Funds’ investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Funds compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Funds;
•any collateral benefits derived by the Advisor from the management of the Funds;
•fees and expenses associated with any investment by the Funds in other funds;
•payments to intermediaries by the Funds and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for American Century Emerging Markets Bond ETF and American Century Multisector Income ETF was above each Fund’s respective benchmark for the one-year period reviewed by the Board. The performance for American Century Diversified Municipal Bond ETF was above its benchmark for the three-year period and below its benchmark for the one-year period reviewed by the Board. The performance for American Century Diversified Corporate Bond ETF was below its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular
140

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the American Century Diversified Corporate Bond ETF and American Century Multisector Income ETF was below the median of the total expense ratios of each Fund's respective peer expense universe and was within the range of its peer expense group. The unified fee charged to shareholders of the American Century Diversified Municipal Bond ETF and American Century Short Duration Strategic Income ETF was below the median of the total expense ratios of each Fund's peer expense universe and was the lowest of its peer expense group. The unified fee charged to shareholders of the American Century Emerging Markets Bond ETF was the lowest of the total expense ratios of its peer expense universe and its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

141

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

142

American Century Select High Yield ETF

At a meeting held on June 21, 2023, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. The Board also unanimously approved the renewal of the investment subadvisory agreement pursuant to which Nomura Corporate Research and Asset Management, Inc. (the “Subadvisor”) acts as subadvisor to the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the renewal of the management agreement and the subadvisory agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the renewal of the management agreement and the subadvisory agreement, the Board’s review and evaluation of the services provided by the Advisor, the Advisor’s affiliates, and the Subadvisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of the Subadvisor and certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement and the subadvisory agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement and the subadvisory agreement for the Fund. In connection with their review, the Trustees did not
143

identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement and subadvisory agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor and the Subadvisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor and the Subadvisor have an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor and the Subadvisor utilize teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor and/or the Subadvisor the reasons for such results and any actions being taken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor and the Subadvisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

144

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund. The Board did not consider the profitability of the Subadvisor because the Subadvisor is paid from the unified management fee of the Advisor as a result of arms’ length negotiations.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). The Board specifically noted that the subadvisory fee paid to the Subadvisor and the terms of the Subadvisory Agreement were subject to arms’ length negotiation between the Advisor and the Subadvisor and are paid by the Advisor out of its unified management fee. Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response
145

thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationships. The Board also considered whether there was any reason for not continuing the existing arrangements with the Advisor and the Subadvisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationships. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s and/or the Subadvisor's industry standing and reputation and in the expectation that the Advisor and/or the Subadvisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor, the Subadvisor, and others in connection with its review and received over time, determined that the terms of the management agreement and the subadvisory agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement and subadvisory agreement should be renewed for an additional one-year period.

146

American Century Multisector Floating Income ETF

At a meeting held on November 30, 2022, the Fund's Board of Trustees (the "Board") unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the American Century Multisector Floating Income ETF (the "New Fund"). Under the Investment Company Act of 1940, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent Trustees.
In advance of the Board’s consideration, the Advisor provided information concerning the New Fund. The materials reviewed and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the New Fund's characteristics and key attributes, the rationale for launching the New Fund, the experience of the staff designated to manage the New Fund, the proposed pricing, and the markets in which the New Fund would be sold. The information considered and the discussions held included, but were not limited to:

•the nature, extent, and quality of investment management and other services to be provided to the New Fund;
•the wide range of other programs and services the Advisor would provide to the New Fund and its shareholders on a routine and non-routine basis;
•the New Fund’s proposed investment objective and strategy, including a discussion of its anticipated investment performance and proposed benchmark;
•the cost of owning the New Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience; and
•any collateral benefits derived by the Advisor from the management of the New Fund.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent data provider and comparing the New Fund’s fee to the total expense ratio of expected peer funds. The annual management fees charged to shareholders of the New Fund were anticipated to be below the median of the total expense ratios of it's respective peer universe.
When considering the approval of the management agreement for the New Fund, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the New Fund and the risk that the New Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the New Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. A majority of the Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the New Fund.
The independent Trustees considered all of the information provided by the Advisor and the independent Trustees’ independent counsel in connection with the approval, and evaluated such information for the New Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the terms of the management agreement were fair and reasonable and that the management fee to be charged to the New Fund is reasonable in light of the services to be provided and should be approved.
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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

148

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Diversified Municipal Bond ETF designates $7,653,475 as exempt interest dividends for the fiscal year ended August 31, 2023.

For nonresident alien shareholders, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2023.

Diversified Corporate Bond ETF	Diversified Municipal Bond ETF	Emerging Markets Bond ETF	Multisector Floating Income ETF	Multisector Income ETF	Select High Yield ETF	Short Duration Strategic Income ETF
$5,941,159	—	$128,737	$270,835	$4,960,060	$1,237,031	$922,614
150

Notes

151

Notes

152

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American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96946 2310

Annual Report

August 31, 2023

American Century® Focused Dynamic Growth ETF (FDG)
American Century® Focused Large Cap Value ETF (FLV)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

The funds utilize the ActiveShares® methodology licensed from Precidian Investments, LLC (Precidian). Precidian’s products and services are protected by domestic and international intellectual property protections, including, without limitation, the following issued patents and pending patent applications: 7813987, 8285624, 7925562, 13011746, 14528658, 14208966, 16196560.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Focused Dynamic Growth ETF (FDG)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	16.70%	16.50%	3/31/2020
Market Price	16.55%	16.46%	3/31/2020
Russell 1000 Growth Index	21.94%	21.14%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made March 31, 2020

Value on August 31, 2023
Net Asset Value — $16,851

Russell 1000 Growth Index — $19,267

Total Annual Fund Operating Expenses
0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, Henry He and Rene Casis

Performance Review

American Century Focused Dynamic Growth ETF returned 16.55% on a market price basis for its fiscal year ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 16.70%. For the same time period, the Russell 1000 Growth Index, the fund’s benchmark, returned 21.94%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Information Technology Stocks Detracted From Relative Performance

Our positioning in the information technology sector hampered performance, especially in the software industry. BILL Holdings, a provider of software for back-office functions, lagged despite strong revenue and improving earnings. Investors appeared to be more concerned about economic weakness hampering growth in the near term. Keysight Technologies manufactures test and measurement instruments for use in communications, networking and electronics applications. It posted mixed results with revenues and earnings that beat expectations, but new orders that lagged. The company also issued disappointing guidance. Cybersecurity firm Okta’s stock fell despite reporting better-than-expected revenues and earnings, in addition to substantial margin expansion. We would attribute the stock’s decline largely to disappointing forward guidance.

Other significant detractors included Paylocity Holding. This provider of cloud-based software for human resources and back-office functions reported better-than-expected revenue and earnings, but the stock lagged on profit-taking after strong performance. Tesla’s stock fell sharply in 2022 on concerns about softening demand and potential production disruptions in China amid protests over the country’s zero-COVID-19 policy. Although the electric vehicle maker rebounded in 2023, it ended the period as a notable detractor.

Energy Benefited Performance

Performance in the energy sector was led by Cactus. The company designs and manufactures wellheads and pressure control systems differentiated by their safety and efficiency. The stock rose after management announced a stock buyback program and offered strong forward guidance.

Elsewhere, NVIDIA was a top contributor. The chipmaker’s growth was driven by its data center business, which reflects the demand for computing power required for artificial intelligence applications. Intuitive Surgical’s stock rose as the maker of robotic surgical systems benefited from much better-than-expected procedure growth using its da Vinci system. Sales also remained strong given that a new system is on the horizon. Regeneron Pharmaceuticals was a top contributor. The biotechnology company outperformed, aided by Food and Drug Administration approval of a heavier dose treatment of Eylea, its drug for wet age-related macular degeneration. Unlike its original treatment, this heavier dose will not lose patent protection next year. The stock of Westinghouse Air Brake Technologies rose, aided by the strong results of its freight rail segment. Westinghouse Air Brake makes products for locomotives, freight cars and other transit vehicles, addressing safety improvement in mass transit markets.
4

Fund Characteristics

AUGUST 31, 2023

Focused Dynamic Growth ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Short-Term Investments	0.4%
Other Assets and Liabilities	(0.1)%

Top Five Industries	% of net assets
Software	13.6%
Biotechnology	10.1%
Semiconductors and Semiconductor Equipment	9.9%
Interactive Media and Services	9.1%
Broadline Retail	8.7%
5

Performance

Focused Large Cap Value ETF (FLV)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	9.42%	15.90%	3/31/2020
Market Price	9.49%	15.92%	3/31/2020
Russell 1000 Value Index	8.59%	17.17%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made March 31, 2020

Value on August 31, 2023
Net Asset Value — $16,556

Russell 1000 Value Index — $17,191

Total Annual Fund Operating Expenses
0.42%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Brian Woglom, Philip Sundell, Adam Krenn and Rene Casis

Phillip Davidson stepped down as a portfolio manager of Focused Large Cap Value ETF on December 31, 2022, and retired from American Century Investments on March 31, 2023.

Performance Summary

American Century Focused Large Cap Value ETF returned 9.49% on a market price basis over the 12-month period ending August 31, 2023. On a net asset value (NAV) basis, the fund returned 9.42%. The fund’s benchmark, the Russell 1000 Value Index, returned 8.59% during the same period. The fund’s market price and NAV returns reflect operating expenses, while the index’s return does not.

Financials and Health Care Were Areas of Strength

Security selection in the financials sector helped performance relative to the benchmark, particularly in the banking industry. Positions in the financial services and insurance industries also aided results, including insurance broker Marsh & McLennan Cos. Its shares advanced after the company announced better-than-expected financial results and expanded the scope of its cost-cutting program.

Our choice of investments in the health care sector was also beneficial, including our decision to avoid Pfizer. Shares of Pfizer were pressured by the cost of its Seagen acquisition and uncertainty about whether the deal will be approved. Also, demand for Pfizer’s COVID-19 vaccine and oral treatment subsided.

Other top contributors included TotalEnergies and nVent Electric. Shares of TotalEnergies, an integrated energy company, were buoyed by supportive oil and gas prices. Also, the company provided a strategic update that was well received by investors. Electrical equipment supplier nVent Electric was another top contributor. Its shares rose after strong pricing power helped the company deliver solid earnings results. nVent Electric also completed its acquisition of ECM Industries, which could potentially bolster future sales growth.

Communication Services and Industrials Detracted

Security selection and an underweight in the communication services sector hindered results. Notably, lack of exposure to Meta Platforms detracted. Shares of this technology conglomerate benefited from cost-cutting efforts and the company’s investments in artificial intelligence. We did not own the stock because our analysis showed that its risk/reward profile was less attractive than other names.

Stock selection in the industrials sector, coupled with the portfolio’s underweight in the sector relative to the benchmark, also hurt performance. Industrials holding RTX was a key detractor. Shares of this aerospace and defense company declined after the company announced the need for accelerated inspections on a metal disc in its aircraft engines. We view this as a transitory issue.

Truist Financial, a large regional bank, was another key detractor. The failure of two mid-capitalization banks in early 2023 led investors to worry about the broader banking system, leading to market volatility and pressuring shares of Truist and many other banks. Truist also reported lower-than-expected financial results, driven by a decline in net interest income and higher costs.

7

Fund Characteristics

AUGUST 31, 2023

Focused Large Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Short-Term Investments	1.0%
Other Assets and Liabilities	0.3%

Top Five Industries	% of net assets
Household Products	9.0%
Insurance	8.6%
Health Care Equipment and Supplies	8.5%
Oil, Gas and Consumable Fuels	7.9%
Pharmaceuticals	7.4%
8

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Focused Dynamic Growth ETF
Actual	$1,000	$1,212.50	$2.51	0.45%
Hypothetical	$1,000	$1,022.94	$2.29	0.45%
Focused Large Cap Value ETF
Actual	$1,000	$1,026.20	$2.14	0.42%
Hypothetical	$1,000	$1,023.09	$2.14	0.42%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedules of Investments

AUGUST 31, 2023

Focused Dynamic Growth ETF
	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 1.0%
Rocket Lab USA, Inc.(1)(2)	279,016	$1,760,591
Automobiles — 7.0%
Tesla, Inc.(1)	48,677	12,562,560
Beverages — 4.7%
Boston Beer Co., Inc., Class A(1)	4,433	1,619,951
Constellation Brands, Inc., Class A	26,007	6,776,384
		8,396,335
Biotechnology — 10.1%
Alnylam Pharmaceuticals, Inc.(1)	21,924	4,337,006
Argenx SE, ADR(1)	7,978	4,008,865
Ascendis Pharma A/S, ADR(1)	14,329	1,404,529
Blueprint Medicines Corp.(1)	18,952	944,947
Regeneron Pharmaceuticals, Inc.(1)	8,952	7,398,738
		18,094,085
Broadline Retail — 8.7%
Amazon.com, Inc.(1)	113,023	15,598,304
Capital Markets — 1.6%
Intercontinental Exchange, Inc.	8,980	1,059,550
S&P Global, Inc.	4,566	1,784,667
		2,844,217
Electronic Equipment, Instruments and Components — 2.9%
Cognex Corp.	31,979	1,505,571
Keysight Technologies, Inc.(1)	28,307	3,773,323
		5,278,894
Energy Equipment and Services — 1.8%
Cactus, Inc., Class A	59,869	3,193,412
Entertainment — 2.4%
Netflix, Inc.(1)	10,026	4,348,076
Financial Services — 7.7%
Block, Inc.(1)	44,614	2,571,997
Mastercard, Inc., Class A	13,768	5,681,228
Visa, Inc., Class A	22,949	5,638,110
		13,891,335
Health Care Equipment and Supplies — 3.4%
Intuitive Surgical, Inc.(1)	17,898	5,596,347
Silk Road Medical, Inc.(1)	25,600	494,592
		6,090,939
Hotels, Restaurants and Leisure — 3.4%
Chipotle Mexican Grill, Inc.(1)	3,197	6,159,468
Interactive Media and Services — 9.1%
Alphabet, Inc., Class C(1)	61,970	8,511,579
Meta Platforms, Inc., Class A(1)	26,858	7,947,014
		16,458,593
IT Services — 2.9%
Okta, Inc.(1)	62,071	5,183,549
10

Focused Dynamic Growth ETF
	Shares	Value
Machinery — 3.4%
Graco, Inc.	30,074	$2,374,042
Westinghouse Air Brake Technologies Corp.	32,777	3,688,068
		6,062,110
Professional Services — 3.7%
Paylocity Holding Corp.(1)	26,018	5,216,609
Verisk Analytics, Inc.	6,348	1,537,612
		6,754,221
Semiconductors and Semiconductor Equipment — 9.9%
Monolithic Power Systems, Inc.	6,297	3,282,060
NVIDIA Corp.	29,644	14,630,796
		17,912,856
Software — 13.6%
BILL Holdings, Inc.(1)	32,817	3,783,800
Cadence Design Systems, Inc.(1)	15,801	3,799,193
DocuSign, Inc.(1)	47,653	2,396,946
HubSpot, Inc.(1)	7,416	4,052,992
Microsoft Corp.	13,512	4,428,693
Salesforce, Inc.(1)	27,261	6,037,221
		24,498,845
Textiles, Apparel and Luxury Goods — 2.4%
NIKE, Inc., Class B	42,836	4,356,850
TOTAL COMMON STOCKS (Cost $147,539,758)		179,445,240
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	657,861	657,861
State Street Navigator Securities Lending Government Money Market Portfolio(3)	8,931	8,931
TOTAL SHORT-TERM INVESTMENTS (Cost $666,792)		666,792
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $148,206,550)		180,112,032
OTHER ASSETS AND LIABILITIES — (0.1)%		(166,312)
TOTAL NET ASSETS — 100.0%		$179,945,720

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,320,443. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,365,051, which includes securities collateral of $1,356,120.

See Notes to Financial Statements.
11

AUGUST 31, 2023

Focused Large Cap Value ETF
	Shares	Value
COMMON STOCKS — 98.7%
Aerospace and Defense — 3.5%
RTX Corp.	90,079	$7,750,397
Air Freight and Logistics — 1.3%
United Parcel Service, Inc., Class B	16,250	2,752,750
Banks — 3.6%
JPMorgan Chase & Co.	34,343	5,025,411
Truist Financial Corp.	94,689	2,892,749
		7,918,160
Capital Markets — 4.5%
Bank of New York Mellon Corp.	90,369	4,054,857
BlackRock, Inc.	4,629	3,242,799
Charles Schwab Corp.	45,779	2,707,828
		10,005,484
Communications Equipment — 3.9%
Cisco Systems, Inc.	70,941	4,068,467
F5, Inc.(1)	27,267	4,462,517
		8,530,984
Consumer Staples Distribution & Retail — 2.4%
Sysco Corp.	32,793	2,284,032
Walmart, Inc.	18,283	2,972,999
		5,257,031
Containers and Packaging — 3.5%
Packaging Corp. of America	30,467	4,542,630
Sonoco Products Co.	53,660	3,082,767
		7,625,397
Diversified Telecommunication Services — 1.5%
Verizon Communications, Inc.	94,981	3,322,435
Electric Utilities — 3.7%
Duke Energy Corp.	70,480	6,258,624
Pinnacle West Capital Corp.	23,112	1,785,864
		8,044,488
Electrical Equipment — 1.9%
nVent Electric PLC	72,590	4,104,239
Electronic Equipment, Instruments and Components — 1.4%
TE Connectivity Ltd.	23,371	3,094,087
Entertainment — 0.9%
Walt Disney Co.(1)	23,667	1,980,455
Financial Services — 5.7%
Berkshire Hathaway, Inc., Class B(1)	34,742	12,514,068
Food Products — 3.5%
Conagra Brands, Inc.	111,834	3,341,600
Mondelez International, Inc., Class A	60,015	4,276,669
		7,618,269
Gas Utilities — 3.5%
Atmos Energy Corp.	66,793	7,744,648
Ground Transportation — 1.2%
Norfolk Southern Corp.	12,965	2,657,955
Health Care Equipment and Supplies — 8.5%
Becton Dickinson & Co.	10,861	3,035,106
12

Focused Large Cap Value ETF
	Shares	Value
Medtronic PLC	108,263	$8,823,435
Zimmer Biomet Holdings, Inc.	57,752	6,879,418
		18,737,959
Health Care Providers and Services — 5.3%
Cigna Group	10,713	2,959,573
Henry Schein, Inc.(1)	50,777	3,886,472
Quest Diagnostics, Inc.	36,381	4,784,101
		11,630,146
Household Products — 9.0%
Colgate-Palmolive Co.	85,525	6,283,522
Kimberly-Clark Corp.	39,160	5,044,983
Procter & Gamble Co.	55,224	8,523,272
		19,851,777
Industrial Conglomerates — 0.3%
Honeywell International, Inc.	3,524	662,301
Insurance — 8.6%
Aflac, Inc.	52,466	3,912,390
Allstate Corp.	43,192	4,656,529
Marsh & McLennan Cos., Inc.	29,238	5,701,118
Reinsurance Group of America, Inc.	33,489	4,642,245
		18,912,282
Machinery — 1.5%
Oshkosh Corp.	32,692	3,394,410
Oil, Gas and Consumable Fuels — 7.9%
Exxon Mobil Corp.	83,441	9,277,805
TotalEnergies SE, ADR	130,057	8,181,886
		17,459,691
Personal Care Products — 1.0%
Kenvue, Inc.	98,070	2,260,513
Pharmaceuticals — 7.4%
Johnson & Johnson	72,071	11,652,439
Novartis AG, ADR	46,254	4,647,602
		16,300,041
Semiconductors and Semiconductor Equipment — 1.5%
Texas Instruments, Inc.	19,450	3,268,767
Specialized REITs — 1.7%
Public Storage	13,939	3,852,461
TOTAL COMMON STOCKS (Cost $199,097,105)		217,251,195
SHORT-TERM INVESTMENTS — 1.0%
Money Market Funds — 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $2,290,183)	2,290,183	2,290,183
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $201,387,288)		219,541,378
OTHER ASSETS AND LIABILITIES — 0.3%		571,967
TOTAL NET ASSETS — 100.0%		$220,113,345

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
13

Statements of Assets and Liabilities

AUGUST 31, 2023
	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Assets
Investment securities, at value (cost of $148,197,619 and $201,387,288, respectively) — including $1,320,443 and $—, respectively of securities on loan	$180,103,101	$219,541,378
Investment made with cash collateral received for securities on loan, at value (cost of $8,931 and $—, respectively)	8,931	—
Total investment securities, at value (cost of $148,206,550 and $201,387,288, respectively)	180,112,032	219,541,378
Receivable for investments sold	533,619	811,319
Dividends and interest receivable	35,127	721,180
Securities lending receivable	231	—
	180,681,009	221,073,877

Liabilities
Payable for collateral received for securities on loan	8,931	—
Payable for investments purchased	659,593	881,214
Accrued management fees	66,765	79,318
	735,289	960,532

Net Assets	$179,945,720	$220,113,345

Shares outstanding (unlimited number of shares authorized)	2,670,000	3,715,000

Net Asset Value Per Share	$67.40	$59.25

Net Assets Consist of:
Capital paid in	$178,941,811	$201,944,136
Distributable earnings (loss)	1,003,909	18,169,209
	$179,945,720	$220,113,345

See Notes to Financial Statements.
14

Statements of Operations

YEAR ENDED AUGUST 31, 2023
	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $— and $116,067, respectively)	$461,558	$5,917,256
Interest	72,378	98,470
Securities lending, net	1,348	4,677
	535,284	6,020,403

Expenses:
Management fees	634,102	940,663

Net investment income (loss)	(98,818)	5,079,740

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(10,042,877)	5,506,232
Change in net unrealized appreciation (depreciation) on investments	34,115,578	9,903,959

Net realized and unrealized gain (loss)	24,072,701	15,410,191

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,973,883	$20,489,931

See Notes to Financial Statements.
15

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Focused Dynamic Growth ETF		Focused Large Cap Value ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$(98,818)	$(325,018)	$5,079,740	$4,722,272
Net realized gain (loss)	(10,042,877)	(7,024,149)	5,506,232	18,521,090
Change in net unrealized appreciation (depreciation)	34,115,578	(69,246,962)	9,903,959	(33,742,584)
Net increase (decrease) in net assets resulting from operations	23,973,883	(76,596,129)	20,489,931	(10,499,222)

Distributions to Shareholders
From earnings	—	—	(11,017,549)	(9,716,163)

Capital Share Transactions
Proceeds from shares sold	38,535,825	43,427,709	27,022,575	25,226,721
Payments for shares redeemed	(22,904,870)	(57,885,327)	(30,153,058)	(55,367,369)
Other capital	7,978	1,646	2,225	1,808
Net increase (decrease) in net assets from capital share transactions	15,638,933	(14,455,972)	(3,128,258)	(30,138,840)

Net increase (decrease) in net assets	39,612,816	(91,052,101)	6,344,124	(50,354,225)

Net Assets
Beginning of period	140,332,904	231,385,005	213,769,221	264,123,446
End of period	$179,945,720	$140,332,904	$220,113,345	$213,769,221

Transactions in Shares of the Funds
Sold	630,000	585,000	465,000	420,000
Redeemed	(390,000)	(820,000)	(505,000)	(915,000)
Net increase (decrease) in shares of the funds	240,000	(235,000)	(40,000)	(495,000)

See Notes to Financial Statements.
16

Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Focused Dynamic Growth ETF (Focused Dynamic Growth ETF) and American Century Focused Large Cap Value ETF (Focused Large Cap Value ETF) (collectively, the funds) are two funds in a series issued by the trust. Each fund's investment objective is to seek long-term capital growth. Shares of each fund are listed for trading on the Cboe BZX Exchange, Inc.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the funds to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

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Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Focused Dynamic Growth ETF
Common Stocks	$8,931	—	—	—	$8,931
Gross amount of recognized liabilities for securities lending transactions					$8,931
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 36% and 32% of the shares of Focused Dynamic Growth ETF and Focused Large Cap Value ETF, respectively. Related parties do not invest in the funds for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Focused Dynamic Growth ETF	0.45%
Focused Large Cap Value ETF	0.42%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2023 were as follows:

	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Purchases	$80,623,884	$110,546,653
Sales	$57,717,540	$91,158,680

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2023 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Focused Dynamic Growth ETF	—	$6,196,114	$1,320,137
Focused Large Cap Value ETF	$1,161,995	$29,514,480	$5,445,302
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

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6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the funds' investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds' portfolio holdings.

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 were as follows:

	2023		2022
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Focused Dynamic Growth ETF	—	—	—	—
Focused Large Cap Value ETF	$5,093,109	$5,924,440	$9,198,604	$517,559

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications for Focused Dynamic Growth ETF and Focused Large Cap Value ETF, which are primarily due to in kind transactions, were made to capital paid in $970,542 and $5,380,997 and distributable earnings (loss) $(970,542) and $(5,380,997), respectively.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Federal tax cost of investments	$154,541,569	$201,455,704
Gross tax appreciation of investments	$34,452,586	$25,537,574
Gross tax depreciation of investments	(8,882,123)	(7,451,900)
Net tax appreciation (depreciation) of investments	$25,570,463	$18,085,674
Undistributed ordinary income	—	$1,070,849
Accumulated short-term capital losses	$(11,806,850)	—
Accumulated long-term capital losses	$(12,670,199)	—
Late-year ordinary loss deferral	$(89,505)	—
Post-October capital loss deferral	—	$(987,314)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the funds have elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Focused Dynamic Growth ETF
2023	$57.75	(0.04)	9.69	9.65	—	0.00(4)	$67.40	16.70%	0.45%	(0.07)%	41%	$179,946
2022	$86.82	(0.13)	(28.94)	(29.07)	—	0.00(4)	$57.75	(33.49)%	0.45%	(0.19)%	42%	$140,333
2021	$68.04	(0.13)	18.92	18.79	(0.01)	0.00(4)	$86.82	27.61%	0.45%	(0.17)%	28%	$231,385
2020(5)	$40.00	(0.04)	28.07	28.03	—	0.01	$68.04	70.11%	0.45%(6)	(0.16)%(6)	27%	$209,213

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)March 31, 2020 (fund inception) through August 31, 2020.
(6)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Focused Large Cap Value ETF
2023	$56.93	1.33	3.92	5.25	(1.32)	(1.61)	(2.93)	0.00(4)	$59.25	9.42%	0.42%	2.27%	41%	$220,113
2022	$62.15	1.24	(3.89)	(2.65)	(1.23)	(1.34)	(2.57)	0.00(4)	$56.93	(4.41)%	0.42%	2.06%	22%	$213,769
2021	$48.95	1.14	13.01	14.15	(0.95)	—	(0.95)	0.00(4)	$62.15	29.19%	0.42%	2.00%	36%	$264,123
2020(5)	$40.00	0.41	8.59	9.00	(0.06)	—	(0.06)	0.01	$48.95	22.53%	0.42%(6)	2.10%(6)	73%	$82,723

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)March 31, 2020 (fund inception) through August 31, 2020.
(6)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Focused Dynamic Growth ETF and American Century Focused Large Cap Value ETF (the “Funds”), two of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and from March 31, 2020 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and from March 31, 2020 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
24

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 21, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Funds;
•the wide range of programs and services the Advisor and other service providers provide to the Funds and their shareholders on a routine and non-routine basis;
•the Funds’ investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Funds compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Funds;
•any collateral benefits derived by the Advisor from the management of the Funds;
•fees and expenses associated with any investment by the Funds in other funds;
•payments to intermediaries by the Funds and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.
27

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for American Century Focused Large Cap Value ETF was above its benchmark for the one-year period reviewed by the Board. The performance for American Century Focused Dynamic Growth ETF was below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and
28

post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of American Century Focused Dynamic Growth ETF and American Century Focused Large Cap Value ETF was below the median of the total expense ratios of each Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.
29

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Focused Large Cap Value ETF hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2023.

For corporate taxpayers, Focused Large Cap Value ETF hereby designates $4,549,823, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2023 as qualified for the corporate dividends received deduction.

Focused Large Cap Value ETF hereby designates $5,924,440, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2023.

Focused Large Cap Value ETF hereby designates $47,372 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended August 31, 2023.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
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American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96952 2310

Annual Report

August 31, 2023

American Century® Mid Cap Growth Impact ETF (MID)
American Century® Sustainable Equity ETF (ESGA)
American Century® Sustainable Growth ETF (ESGY)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Mid Cap Growth Impact ETF (MID)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	6.78%	6.63%	7/13/2020
Market Price	6.80%	6.63%	7/13/2020
Russell Midcap Growth Index	13.00%	6.97%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made July 13, 2020

Value on August 31, 2023
Net Asset Value — $12,228

Russell Midcap Growth Index — $12,352

Total Annual Fund Operating Expenses
0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Rob Brookby, Nalin Yogasundram and Rene Casis

Performance Review

American Century Mid Cap Growth Impact ETF returned 6.80% on a market price basis for the 12-month period ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 6.78%. For the same time period, the Russell Midcap Growth Index, the fund’s benchmark, returned 13.00%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Health Care Detracted

An overweight allocation to pharmaceuticals hampered performance in the health care sector relative to the benchmark. The chief financial officer of Catalent, a contract drug manufacturer, left the firm as the company restated prior financial statements, delayed its quarterly earnings call and lowered guidance. Operational and financial missteps eroded investor confidence in management’s ability to execute. We eliminated our holding. Biotechnology company Viking Therapeutics underperformed over concerns about competition from large-capitalization pharmaceutical companies related to the company’s obesity and NASH (nonalcoholic steatohepatitis, or fatty liver) drugs in development.

Stock choices in information technology also detracted. Enphase Energy was the fund’s top detractor. The maker of microinverters for solar panels fell on sluggish demand for solar amid higher interest rates. Keysight Technologies detracted. The company manufactures test and measurement instruments for use in communications, networking and electronics applications. It posted mixed quarterly results with revenues and earnings that beat expectations but new orders that lagged. The company also issued disappointing guidance. Generac Holdings, which manufactures generators, preannounced revenue and earnings that were below consensus, citing rising inventories and lower dealer orders for its core product. We sold our holding.

Industrials Benefited Performance

Stock selection among electrical equipment companies led positive contributors in the industrials sector. Vertiv Holdings was the fund’s top contributor. The manufacturer of power and cooling equipment for data centers reported strong results driven by increased spending by large cloud computing providers and data center real estate investment trusts to meet increased demand from artificial intelligence. The financials sector also was a solid contributor. Performance was led by our lack of exposure to the banks that were most involved in a liquidity crisis early in 2023.

Elsewhere, IVERIC bio was a top contributor. Astellas Pharma agreed to acquire the biotechnology company, sending IVERIC’s stock higher. Our holding was eliminated due to the acquisition. Manhattan Associates, a provider of warehouse management software solutions, began to see an acceleration by customers moving from on-premise to its cloud offering. Cadence Design Systems sells software to help design semiconductor chips. Semiconductor companies have to spend on research and development regardless of economic conditions, which benefits Cadence.

Because the portfolio managers consider the United Nations Sustainable Development Goals (SDG) in stock selection, the fund may exclude the securities of certain issuers for extra-financial reasons, and the fund may forgo some market opportunities available to funds that do not consider SDG. The fund’s investment process may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to funds that do not use the SDG. SDG considerations may be linked to long-term rather than short-term returns. Furthermore, when analyzing securities for SDG impact, the portfolio managers rely on the veracity of management’s claims about its business operations and governance, as well as information published by commercial and industry sources. Stocks selected by the portfolio managers may perform differently or not have the impact expected due to the portfolio managers’ judgments given available information, the weight placed on each SDG and changes from historical trends. There is no guarantee that the investment process will result in effective investment decisions for the fund.
4

Fund Characteristics

AUGUST 31, 2023

Mid Cap Growth Impact ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	97.4%
Short-Term Investments	2.6%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	14.8%
Chemicals	7.9%
Semiconductors and Semiconductor Equipment	7.8%
Hotels, Restaurants and Leisure	7.3%
Life Sciences Tools and Services	7.2%

5

Performance

Sustainable Equity ETF (ESGA)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	16.44%	12.81%	7/13/2020
Market Price	16.51%	12.83%	7/13/2020
S&P 500 Index	15.94%	13.84%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made July 13, 2020

Value on August 31, 2023
Net Asset Value — $14,590

S&P 500 Index — $15,012

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Joe Reiland, Justin Brown, Rob Bove and Rene Casis

Performance Review

American Century Sustainable Equity ETF returned 16.51% on a market price basis for its fiscal year ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 16.44%. For the same time period, the S&P 500 Index, the fund’s benchmark, returned 15.94%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Energy Benefited Performance

Energy companies benefited from rising oil and gas prices, especially during the first half of our reporting period Schlumberger was a top contributor. The oil services company reported better-than-expected revenues, margins and earnings. Pricing was strong, supporting margins, and the company’s growing focus on its new energy division (energy transition, low carbon solutions) continued to gain momentum. The financials sector also was a solid contributor. Performance was led by positive stock selection in the banking industry, where we did not own holdings of the banks that were most involved in a liquidity crisis early in 2023, such as SVB Financial Group and First Republic Bank.

Elsewhere, NVIDIA and Applied Materials were significant contributors. NVIDIA beat quarterly expectations and raised guidance due to demand for its graphics processing units for generative artificial intelligence, which relies on NVIDIA for training models and inference (utilizing the model to perform a function). The semiconductor equipment maker Applied Materials delivered strong results due to its exposure to lagging edge demand and its substantial backlog. Also, sentiment around its growth profile in 2024 improved.

Communication Services Detracted

Stock selection in the communication services sector weighed on performance relative to the benchmark. We did not own benchmark component Netflix, which outperformed, aided by its new advertising-supported streaming video tier. The health care sector also hampered performance. CVS Health, a diversified health services company, beat revenue and earnings expectations and reaffirmed guidance for all of 2023. Nevertheless, the stock fell as investors worried about potential drug pricing legislation, which could affect CVS Health’s pharmacy benefit management business.

NextEra Energy was the fund’s top detractor. Utilities generally underperformed on a combination of higher interest rates and investor rotation to growth-oriented sectors. Semiconductor company Broadcom detracted from relative performance because the fund was underweight relative to the benchmark. Broadcom delivered solid results and recently detailed strong exposure to artificial intelligence, specifically in its custom ASIC and networking businesses. Broadcom was not in the portfolio at the end of the period.

Because the fund considers environmental, social and governance (ESG) metrics in addition to fundamental financial metrics when selecting securities, its portfolio may perform differently than funds that do not use ESG metrics. ESG considerations may prioritize long-term rather than short-term returns. Furthermore, when analyzing ESG criteria for securities, if the portfolio management team relies on the information and scoring models published by third-party sources, there is a risk that this information might be incorrect or only take into account one of many ESG-related components of portfolio companies. Moreover, scores and ratings across third-party providers may be inconsistent or incomparable.
7

Fund Characteristics

AUGUST 31, 2023

Sustainable Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Short-Term Investments	0.3%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Software	10.4%
Semiconductors and Semiconductor Equipment	7.6%
Interactive Media and Services	6.3%
Technology Hardware, Storage and Peripherals	5.1%
Health Care Providers and Services	4.3%

8

Performance

Sustainable Growth ETF (ESGY)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	23.50%	2.86%	6/29/2021
Market Price	23.56%	2.88%	6/29/2021
Russell 1000 Growth Index	21.94%	2.51%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made June 29, 2021

Value on August 31, 2023
Net Asset Value — $10,632

Russell 1000 Growth Index — $10,553

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Joe Reiland, Rob Bove, David Cross, Scott Marolf and Rene Casis

Performance Review

American Century Sustainable Growth ETF returned 23.56% on a market price basis for the 12-month period ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 23.50%. For the same period, the Russell 1000 Growth Index, the fund’s benchmark, returned 21.94%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Information Technology Benefited Performance

Stock selection and an overweight allocation in the semiconductors and semiconductor equipment industry helped drive outperformance in information technology. Both chipmakers and semiconductor equipment manufacturers benefited from strong chip demand and excitement about artificial intelligence. Semiconductor company NVIDIA posted strong revenue and earnings and raised guidance due to demand for its graphics processing units for generative artificial intelligence, which relies on NVIDIA for training models and inference (utilizing the model to perform a function). ASML Holding, a Netherlands-based semiconductor capital equipment maker, outperformed on demand for its photolithography systems. Fund performance was also helped by not owning a lagging semiconductor company. Qualcomm delivered weak results and guidance due to continued smartphone inventory digestion caused by the macroeconomic uncertainty and a slower China recovery.

Other top contributors included Novo Nordisk. The Denmark-based pharmaceutical company’s stock rose sharply on the strength of its weight-loss drugs Ozempic and Wegovy, which are demonstrating positive results for heart-related and other health issues tied to excess weight. Energy companies benefited from rising oil and gas prices, especially during the first half of our reporting period Schlumberger was a top contributor. The oil services company reported better-than-expected revenues, margins and earnings. Pricing was strong, supporting margins, and the company’s growing focus on its new energy division (energy transition, low carbon solutions) continued to gain momentum.

Communication Services Hampered Performance

Stock choices in the entertainment industry detracted from performance in communication services. The Walt Disney Co. lagged due to a variety of issues, including disappointing revenues in its streaming television service. We eliminated the position.

Elsewhere, semiconductor company Broadcom detracted from relative performance because the fund was underweight relative to the benchmark. Broadcom delivered solid results and recently detailed strong exposure to artificial intelligence. Broadcom was not in the portfolio at the end of the period. UnitedHealth Group, the world’s largest private health insurer, fell after a company executive said health care costs were likely to soar as people resume elective procedures. Headwinds in the managed health care industry weighed on Cigna Group. There is increased congressional scrutiny of pharmacy benefit managers (PBM). Cigna has the highest mix of PBM earnings within the group of publicly traded managed care companies. Keysight Technologies detracted. The company manufactures test and measurement instruments for use in communications, networking and electronics applications. It posted mixed quarterly results and also issued disappointing guidance.

Because the fund considers environmental, social and governance (ESG) metrics in addition to fundamental financial metrics when selecting securities, its portfolio may perform differently than funds that do not use ESG metrics. ESG considerations may prioritize long-term rather than short-term returns. Furthermore, when analyzing ESG criteria for securities, if the portfolio management team relies on the information and scoring models published by third-party sources, there is a risk that this information might be incorrect or only take into account one of many ESG-related components of portfolio companies. Moreover, scores and ratings across third-party providers may be inconsistent or incomparable.
10

Fund Characteristics

AUGUST 31, 2023

Sustainable Growth ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Short-Term Investments	0.3%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	21.5%
Semiconductors and Semiconductor Equipment	10.9%
Technology Hardware, Storage and Peripherals	10.1%
Interactive Media and Services	9.6%
Financial Services	6.2%

11

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Mid Cap Growth Impact ETF
Actual	$1,000	$1,049.10	$2.32	0.45%
Hypothetical	$1,000	$1,022.94	$2.29	0.45%
Sustainable Equity ETF
Actual	$1,000	$1,133.40	$2.10	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%
Sustainable Growth ETF
Actual	$1,000	$1,237.50	$2.20	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
12

Schedules of Investments

AUGUST 31, 2023

Mid Cap Growth Impact ETF
	Shares	Value
COMMON STOCKS — 97.4%
Aerospace and Defense — 2.3%
CAE, Inc.(1)	43,852	$1,057,272
Automobile Components — 7.2%
Aptiv PLC(1)	20,826	2,112,798
Mobileye Global, Inc., Class A(1)	31,397	1,114,907
		3,227,705
Biotechnology — 6.5%
Cytokinetics, Inc.(1)	24,248	847,225
Natera, Inc.(1)	8,340	489,808
Sarepta Therapeutics, Inc.(1)	7,804	944,362
Viking Therapeutics, Inc.(1)	45,683	630,883
		2,912,278
Building Products — 3.5%
Trane Technologies PLC	7,802	1,601,438
Capital Markets — 4.2%
MSCI, Inc.	3,493	1,898,865
Chemicals — 7.9%
Avient Corp.	43,153	1,730,867
Element Solutions, Inc.	89,139	1,838,046
		3,568,913
Commercial Services and Supplies — 3.4%
Republic Services, Inc.	10,539	1,518,986
Electrical Equipment — 6.1%
Vertiv Holdings Co.	70,458	2,775,341
Electronic Equipment, Instruments and Components — 2.9%
Keysight Technologies, Inc.(1)	9,847	1,312,605
Health Care Equipment and Supplies — 6.3%
Dexcom, Inc.(1)	15,820	1,597,504
GE HealthCare Technologies, Inc.	9,578	674,770
Lantheus Holdings, Inc.(1)	8,451	578,386
		2,850,660
Health Care Providers and Services — 1.0%
R1 RCM, Inc.(1)	25,931	447,050
Hotels, Restaurants and Leisure — 7.3%
Airbnb, Inc., Class A(1)	13,901	1,828,676
Chipotle Mexican Grill, Inc.(1)	753	1,450,760
		3,279,436
Life Sciences Tools and Services — 7.2%
Bio-Techne Corp.	18,405	1,442,952
IQVIA Holdings, Inc.(1)	8,144	1,813,099
		3,256,051
Oil, Gas and Consumable Fuels — 2.8%
Excelerate Energy, Inc., Class A	66,977	1,245,772
Professional Services — 3.3%
Jacobs Solutions, Inc.	11,024	1,486,256
13

Mid Cap Growth Impact ETF
	Shares	Value
Semiconductors and Semiconductor Equipment — 7.8%
Enphase Energy, Inc.(1)	9,108	$1,152,435
Monolithic Power Systems, Inc.	4,586	2,390,269
		3,542,704
Software — 14.8%
Cadence Design Systems, Inc.(1)	10,130	2,435,657
DocuSign, Inc.(1)	30,022	1,510,107
Manhattan Associates, Inc.(1)	13,568	2,749,148
		6,694,912
Textiles, Apparel and Luxury Goods — 2.9%
On Holding AG, Class A(1)	44,848	1,292,968
TOTAL COMMON STOCKS (Cost $41,990,814)		43,969,212
SHORT-TERM INVESTMENTS — 2.6%
Money Market Funds — 2.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,167,829)	1,167,829	1,167,829
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $43,158,643)		45,137,041
OTHER ASSETS AND LIABILITIES†		4,635
TOTAL NET ASSETS — 100.0%		$45,141,676

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
14

AUGUST 31, 2023

Sustainable Equity ETF
	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 0.9%
Lockheed Martin Corp.	2,966	$1,329,806
Air Freight and Logistics — 0.8%
United Parcel Service, Inc., Class B	6,953	1,177,838
Automobile Components — 0.9%
Aptiv PLC(1)	12,244	1,242,154
Automobiles — 1.3%
Tesla, Inc.(1)	7,084	1,828,239
Banks — 2.9%
Bank of America Corp.	42,547	1,219,822
JPMorgan Chase & Co.	14,772	2,161,587
Regions Financial Corp.	49,284	903,869
		4,285,278
Beverages — 1.5%
PepsiCo, Inc.	12,403	2,206,742
Biotechnology — 2.2%
AbbVie, Inc.	11,573	1,700,768
Amgen, Inc.	3,902	1,000,239
Vertex Pharmaceuticals, Inc.(1)	1,629	567,446
		3,268,453
Broadline Retail — 2.7%
Amazon.com, Inc.(1)	28,557	3,941,152
Building Products — 1.5%
Johnson Controls International PLC	25,286	1,493,391
Masco Corp.	12,194	719,568
		2,212,959
Capital Markets — 4.2%
Ameriprise Financial, Inc.	2,693	909,103
BlackRock, Inc.	1,537	1,076,730
Charles Schwab Corp.	5,776	341,650
Intercontinental Exchange, Inc.	6,325	746,287
Morgan Stanley	25,781	2,195,252
S&P Global, Inc.	2,385	932,201
		6,201,223
Chemicals — 2.3%
Air Products & Chemicals, Inc.	2,418	714,495
Ecolab, Inc.	3,576	657,304
Linde PLC	5,129	1,985,128
		3,356,927
Communications Equipment — 1.3%
Cisco Systems, Inc.	33,665	1,930,688
Consumer Finance — 0.5%
American Express Co.	4,778	754,876
Consumer Staples Distribution & Retail — 2.8%
Costco Wholesale Corp.	1,690	928,283
Kroger Co.	19,041	883,312
Sysco Corp.	19,065	1,327,877
Target Corp.	7,523	952,036
		4,091,508
15

Sustainable Equity ETF
	Shares	Value
Containers and Packaging — 0.5%
Ball Corp.	12,438	$677,249
Distributors — 0.6%
LKQ Corp.	17,045	895,374
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.	45,498	1,591,520
Electric Utilities — 1.6%
NextEra Energy, Inc.	34,945	2,334,326
Electrical Equipment — 1.2%
Eaton Corp. PLC	6,743	1,553,385
Generac Holdings, Inc.(1)	1,579	187,601
		1,740,986
Electronic Equipment, Instruments and Components — 1.7%
CDW Corp.	6,865	1,449,545
Keysight Technologies, Inc.(1)	7,257	967,358
		2,416,903
Energy Equipment and Services — 1.5%
Schlumberger NV	37,134	2,189,421
Entertainment — 1.0%
Electronic Arts, Inc.	4,231	507,636
Liberty Media Corp.-Liberty Formula One, Class C(1)	4,522	311,068
Walt Disney Co.(1)	7,147	598,061
		1,416,765
Financial Services — 3.0%
Mastercard, Inc., Class A	4,194	1,730,612
Visa, Inc., Class A	10,904	2,678,895
		4,409,507
Food Products — 0.8%
Mondelez International, Inc., Class A	16,208	1,154,982
Ground Transportation — 1.0%
Norfolk Southern Corp.	3,177	651,317
Uber Technologies, Inc.(1)	8,497	401,313
Union Pacific Corp.	2,028	447,316
		1,499,946
Health Care Equipment and Supplies — 0.7%
Intuitive Surgical, Inc.(1)	2,571	803,900
ResMed, Inc.	1,196	190,870
		994,770
Health Care Providers and Services — 4.3%
Cigna Group	6,963	1,923,598
CVS Health Corp.	15,942	1,038,940
Humana, Inc.	1,377	635,665
UnitedHealth Group, Inc.	5,685	2,709,357
		6,307,560
Hotels, Restaurants and Leisure — 1.0%
Airbnb, Inc., Class A(1)	2,714	357,027
Chipotle Mexican Grill, Inc.(1)	175	337,162
Starbucks Corp.	7,524	733,138
		1,427,327
Household Products — 1.3%
Colgate-Palmolive Co.	7,529	553,156
16

Sustainable Equity ETF
	Shares	Value
Procter & Gamble Co.	9,024	$1,392,764
		1,945,920
Industrial Conglomerates — 0.8%
Honeywell International, Inc.	5,987	1,125,197
Industrial REITs — 1.7%
Prologis, Inc.	20,199	2,508,716
Insurance — 2.2%
Marsh & McLennan Cos., Inc.	6,027	1,175,204
Prudential Financial, Inc.	9,425	892,265
Travelers Cos., Inc.	6,717	1,082,982
		3,150,451
Interactive Media and Services — 6.3%
Alphabet, Inc., Class A(1)	49,008	6,673,419
Meta Platforms, Inc., Class A(1)	8,576	2,537,553
		9,210,972
IT Services — 2.0%
Accenture PLC, Class A	5,088	1,647,342
International Business Machines Corp.	8,628	1,266,849
		2,914,191
Life Sciences Tools and Services — 2.6%
Agilent Technologies, Inc.	9,712	1,175,832
Danaher Corp.	4,925	1,305,125
Thermo Fisher Scientific, Inc.	2,495	1,389,964
		3,870,921
Machinery — 2.3%
Cummins, Inc.	4,626	1,064,165
Deere & Co.	1,917	787,772
Parker-Hannifin Corp.	2,115	881,743
Xylem, Inc.	6,763	700,241
		3,433,921
Oil, Gas and Consumable Fuels — 2.9%
ConocoPhillips	19,407	2,310,015
EOG Resources, Inc.	15,599	2,006,344
		4,316,359
Pharmaceuticals — 4.0%
Bristol-Myers Squibb Co.	23,419	1,443,781
Eli Lilly & Co.	1,489	825,204
Merck & Co., Inc.	12,419	1,353,423
Novo Nordisk A/S, ADR	5,257	975,804
Zoetis, Inc.	6,447	1,228,218
		5,826,430
Semiconductors and Semiconductor Equipment — 7.6%
Advanced Micro Devices, Inc.(1)	10,768	1,138,393
Analog Devices, Inc.	7,764	1,411,340
Applied Materials, Inc.	12,864	1,965,105
ASML Holding NV, NY Shares	1,371	905,587
GLOBALFOUNDRIES, Inc.(1)	5,181	286,250
NVIDIA Corp.	11,104	5,480,379
		11,187,054
Software — 10.4%
Adobe, Inc.(1)	898	502,287
17

Sustainable Equity ETF
	Shares	Value
Cadence Design Systems, Inc.(1)	3,322	$798,742
Microsoft Corp.	35,180	11,530,597
Salesforce, Inc.(1)	7,043	1,559,743
ServiceNow, Inc.(1)	612	360,364
Workday, Inc., Class A(1)	2,225	544,012
		15,295,745
Specialized REITs — 0.6%
Equinix, Inc.	1,092	853,267
Specialty Retail — 3.5%
CarMax, Inc.(1)	4,888	399,252
Home Depot, Inc.	7,769	2,566,100
TJX Cos., Inc.	17,129	1,584,090
Tractor Supply Co.	2,450	535,325
		5,084,767
Technology Hardware, Storage and Peripherals — 5.1%
Apple, Inc.	39,954	7,506,158
Textiles, Apparel and Luxury Goods — 0.5%
Deckers Outdoor Corp.(1)	1,359	719,033
TOTAL COMMON STOCKS (Cost $126,883,039)		145,833,581
SHORT-TERM INVESTMENTS — 0.3%
Money Market Funds — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $469,642)	469,642	469,642
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $127,352,681)		146,303,223
OTHER ASSETS AND LIABILITIES — 0.1%		150,776
TOTAL NET ASSETS — 100.0%		$146,453,999

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
18

AUGUST 31, 2023

Sustainable Growth ETF
	Shares	Value
COMMON STOCKS — 99.7%
Air Freight and Logistics — 0.3%
United Parcel Service, Inc., Class B	221	$37,437
Automobile Components — 0.8%
Aptiv PLC(1)	1,073	108,856
Automobiles — 2.6%
Tesla, Inc.(1)	1,411	364,151
Beverages — 2.4%
Coca-Cola Co.	2,289	136,951
PepsiCo, Inc.	1,144	203,540
		340,491
Biotechnology — 1.9%
AbbVie, Inc.	1,210	177,822
Vertex Pharmaceuticals, Inc.(1)	244	84,995
		262,817
Broadline Retail — 5.0%
Amazon.com, Inc.(1)	4,841	668,107
eBay, Inc.	794	35,555
		703,662
Building Products — 1.6%
Johnson Controls International PLC	1,974	116,585
Trane Technologies PLC	423	86,825
Trex Co., Inc.(1)	374	26,692
		230,102
Capital Markets — 0.6%
MSCI, Inc.	34	18,483
S&P Global, Inc.	153	59,802
		78,285
Chemicals — 1.3%
Linde PLC	477	184,618
Commercial Services and Supplies — 0.2%
Copart, Inc.(1)	554	24,836
Communications Equipment — 0.7%
Cisco Systems, Inc.	1,781	102,140
Consumer Staples Distribution & Retail — 0.3%
Kroger Co.	411	19,066
Target Corp.	195	24,677
		43,743
Distributors — 0.2%
Pool Corp.	77	28,151
Electrical Equipment — 0.1%
Eaton Corp. PLC	83	19,121
Electronic Equipment, Instruments and Components — 1.0%
CDW Corp.	343	72,425
Keysight Technologies, Inc.(1)	517	68,916
		141,341
Energy Equipment and Services — 0.3%
Schlumberger NV	770	45,399
Entertainment — 0.9%
Electronic Arts, Inc.	509	61,070
19

Sustainable Growth ETF
	Shares	Value
Netflix, Inc.(1)	138	$59,848
		120,918
Financial Services — 6.2%
Block, Inc.(1)	675	38,914
Mastercard, Inc., Class A	780	321,859
Visa, Inc., Class A	2,080	511,014
		871,787
Food Products — 0.4%
Mondelez International, Inc., Class A	699	49,811
Ground Transportation — 0.9%
Uber Technologies, Inc.(1)	2,647	125,018
Health Care Equipment and Supplies — 1.0%
Dexcom, Inc.(1)	306	30,900
IDEXX Laboratories, Inc.(1)	148	75,689
Shockwave Medical, Inc.(1)	137	30,193
		136,782
Health Care Providers and Services — 3.4%
Cigna Group	373	103,045
Elevance Health, Inc.	71	31,383
UnitedHealth Group, Inc.	727	346,473
		480,901
Hotels, Restaurants and Leisure — 1.6%
Airbnb, Inc., Class A(1)	417	54,856
Chipotle Mexican Grill, Inc.(1)	28	53,946
Hilton Worldwide Holdings, Inc.	450	66,893
Starbucks Corp.	476	46,381
		222,076
Interactive Media and Services — 9.6%
Alphabet, Inc., Class A(1)	7,172	976,611
Meta Platforms, Inc., Class A(1)	1,242	367,496
		1,344,107
IT Services — 1.5%
Accenture PLC, Class A	489	158,324
Okta, Inc.(1)	489	40,836
Snowflake, Inc., Class A(1)	66	10,352
		209,512
Leisure Products — 0.1%
YETI Holdings, Inc.(1)	414	20,679
Life Sciences Tools and Services — 1.5%
Agilent Technologies, Inc.	650	78,695
Danaher Corp.	287	76,055
West Pharmaceutical Services, Inc.	131	53,304
		208,054
Machinery — 1.3%
Deere & Co.	357	146,706
Xylem, Inc.	313	32,408
		179,114
Pharmaceuticals — 4.0%
Eli Lilly & Co.	411	227,776
Novo Nordisk A/S, ADR	1,246	231,282
20

Sustainable Growth ETF
	Shares	Value
Zoetis, Inc.	517	$98,494
		557,552
Professional Services — 0.6%
Automatic Data Processing, Inc.	308	78,420
Semiconductors and Semiconductor Equipment — 10.9%
Advanced Micro Devices, Inc.(1)	1,533	162,069
Analog Devices, Inc.	150	27,267
Applied Materials, Inc.	924	141,150
ASML Holding NV, NY Shares	329	217,314
Enphase Energy, Inc.(1)	78	9,869
GLOBALFOUNDRIES, Inc.(1)	465	25,691
Lam Research Corp.	41	28,799
NVIDIA Corp.	1,852	914,055
		1,526,214
Software — 21.5%
Adobe, Inc.(1)	156	87,257
Cadence Design Systems, Inc.(1)	483	116,133
Crowdstrike Holdings, Inc., Class A(1)	320	52,170
Datadog, Inc., Class A(1)	385	37,145
Intuit, Inc.	261	141,412
Microsoft Corp.	5,812	1,904,941
PagerDuty, Inc.(1)	1,094	28,182
Palo Alto Networks, Inc.(1)	281	68,367
Salesforce, Inc.(1)	1,037	229,654
ServiceNow, Inc.(1)	345	203,146
Splunk, Inc.(1)	443	53,718
Workday, Inc., Class A(1)	358	87,531
		3,009,656
Specialized REITs — 0.6%
Equinix, Inc.	102	79,701
Specialty Retail — 3.6%
Burlington Stores, Inc.(1)	79	12,819
CarMax, Inc.(1)	413	33,734
Home Depot, Inc.	661	218,328
TJX Cos., Inc.	1,858	171,828
Ulta Beauty, Inc.(1)	147	61,009
		497,718
Technology Hardware, Storage and Peripherals — 10.1%
Apple, Inc.	7,508	1,410,528
Textiles, Apparel and Luxury Goods — 0.7%
Crocs, Inc.(1)	49	4,769
Deckers Outdoor Corp.(1)	176	93,120
		97,889
TOTAL COMMON STOCKS (Cost $12,649,740)		13,941,587
SHORT-TERM INVESTMENTS — 0.3%
Money Market Funds — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $37,574)	37,574	37,574
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $12,687,314)		13,979,161
OTHER ASSETS AND LIABILITIES†		6,233
TOTAL NET ASSETS — 100.0%		$13,985,394
21

Sustainable Growth ETF

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
22

Statements of Assets and Liabilities

AUGUST 31, 2023
	Mid Cap Growth Impact ETF	Sustainable Equity ETF
Assets
Investment securities, at value (cost of $43,158,643 and $127,352,681, respectively)	$45,137,041	$146,303,223
Receivable for investments sold	—	549,533
Dividends and interest receivable	21,655	219,147
	45,158,696	147,071,903

Liabilities
Payable for investments purchased	—	8,890
Payable for capital shares redeemed	—	561,126
Accrued management fees	17,020	47,888
	17,020	617,904

Net Assets	$45,141,676	$146,453,999

Shares outstanding (unlimited number of shares authorized)	960,000	2,610,000

Net Asset Value Per Share	$47.02	$56.11

Net Assets Consist of:
Capital paid in	$47,766,276	$134,132,378
Distributable earnings (loss)	(2,624,600)	12,321,621
	$45,141,676	$146,453,999

See Notes to Financial Statements.
23

AUGUST 31, 2023
Sustainable Growth ETF
Assets
Investment securities, at value (cost of $12,687,314)	$13,979,161
Dividends and interest receivable	10,537
13,989,698

Liabilities
Accrued management fees	4,304

Net Assets	$13,985,394

Shares outstanding (unlimited number of shares authorized)	330,000

Net Asset Value Per Share	$42.38

Net Assets Consist of:
Capital paid in	$13,537,705
Distributable earnings (loss)	447,689
$13,985,394

See Notes to Financial Statements.

24

Statements of Operations

YEAR ENDED AUGUST 31, 2023
	Mid Cap Growth Impact ETF	Sustainable Equity ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $— and $3,674, respectively)	$144,042	$2,001,969
Interest	23,150	15,469
Securities lending, net	243	—
	167,435	2,017,438

Expenses:
Management fees	150,665	462,089
Other expenses	57	—
	150,722	462,089

Net investment income (loss)	16,713	1,555,349

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(1,721,372)	(1,352,376)
Change in net unrealized appreciation (depreciation) on investments	4,357,716	18,959,969

Net realized and unrealized gain (loss)	2,636,344	17,607,593

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,653,057	$19,162,942

See Notes to Financial Statements.
25

YEAR ENDED AUGUST 31, 2023
Sustainable Growth ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $696)	$71,446
Interest	773
72,219

Expenses:
Management fees	30,940

Net investment income (loss)	41,279

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(299,906)
Change in net unrealized appreciation (depreciation) on investments	2,050,410

Net realized and unrealized gain (loss)	1,750,504

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,791,783

See Notes to Financial Statements.
26

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Mid Cap Growth Impact ETF		Sustainable Equity ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$16,713	$(38,150)	$1,555,349	$1,288,438
Net realized gain (loss)	(1,721,372)	(1,116,341)	(1,352,376)	12,237,994
Change in net unrealized appreciation (depreciation)	4,357,716	(6,850,129)	18,959,969	(34,780,883)
Net increase (decrease) in net assets resulting from operations	2,653,057	(8,004,620)	19,162,942	(21,254,451)

Distributions to Shareholders
From earnings	—	—	(1,302,542)	(1,219,340)

Capital Share Transactions
Proceeds from shares sold	18,924,772	17,585,267	28,821,576	52,262,088
Payments for shares redeemed	(215,481)	(7,918,146)	(5,028,111)	(75,423,895)
Net increase (decrease) in net assets from capital share transactions	18,709,291	9,667,121	23,793,465	(23,161,807)

Net increase (decrease) in net assets	21,362,348	1,662,501	41,653,865	(45,635,598)

Net Assets
Beginning of period	23,779,328	22,116,827	104,800,134	150,435,732
End of period	$45,141,676	$23,779,328	$146,453,999	$104,800,134

Transactions in Shares of the Funds
Sold	425,000	340,000	560,000	940,000
Redeemed	(5,000)	(165,000)	(100,000)	(1,420,000)
Net increase (decrease) in shares of the funds	420,000	175,000	460,000	(480,000)

See Notes to Financial Statements.
27

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Sustainable Growth ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$41,279	$18,914
Net realized gain (loss)	(299,906)	(409,268)
Change in net unrealized appreciation (depreciation)	2,050,410	(1,158,774)
Net increase (decrease) in net assets resulting from operations	1,791,783	(1,549,128)

Distributions to Shareholders
From earnings	(36,337)	(13,482)

Capital Share Transactions
Proceeds from shares sold	6,817,351	2,444,496
Payments for shares redeemed	(1,140,216)	(372,643)
Net increase (decrease) in net assets from capital share transactions	5,677,135	2,071,853

Net increase (decrease) in net assets	7,432,581	509,243

Net Assets
Beginning of period	6,552,813	6,043,570
End of period	$13,985,394	$6,552,813

Transactions in Shares of the Funds
Sold	170,000	60,000
Redeemed	(30,000)	(10,000)
Net increase (decrease) in shares of the funds	140,000	50,000

See Notes to Financial Statements.
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Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Mid Cap Growth Impact ETF (Mid Cap Growth Impact ETF), American Century Sustainable Equity ETF (Sustainable Equity ETF) and American Century Sustainable Growth ETF (Sustainable Growth ETF) (collectively, the funds) are three funds in a series issued by the trust. The investment objective for Mid Cap Growth Impact ETF and Sustainable Equity ETF is to seek long-term capital growth. Sustainable Growth ETF's investment objective is to seek capital appreciation. Shares of each fund are listed for trading on the NYSE Arca, Inc.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the funds to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

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Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 38% of the shares of Sustainable Growth ETF. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

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The annual management fee for each fund is as follows:

Annual Management Fee
Mid Cap Growth Impact ETF	0.45%
Sustainable Equity ETF	0.39%
Sustainable Growth ETF	0.39%

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2023 were as follows:

	Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF
Purchases	$21,291,145	$22,612,333	$2,622,691
Sales	$21,040,361	$20,518,881	$2,518,539

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2023 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Mid Cap Growth Impact ETF	$18,216,090	$206,634	$41,688
Sustainable Equity ETF	$26,734,160	$4,925,519	$1,105,308
Sustainable Growth ETF	$6,676,826	$1,118,951	$175,595
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

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6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the funds' investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds' portfolio holdings.

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 were as follows:

	2023		2022
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Mid Cap Growth Impact ETF	—	—	—	—
Sustainable Equity ETF	$1,302,542	—	$1,219,340	—
Sustainable Growth ETF	$36,337	—	$13,482	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF
Capital paid in	$15,755	$1,086,774	$157,511
Distributable earnings (loss)	$(15,755)	$(1,086,774)	$(157,511)

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF
Federal tax cost of investments	$43,402,261	$127,974,067	$12,767,658
Gross tax appreciation of investments	$4,575,637	$22,438,469	$1,419,726
Gross tax depreciation of investments	(2,840,857)	(4,109,313)	(208,223)
Net tax appreciation (depreciation) of investments	$1,734,780	$18,329,156	$1,211,503
Undistributed ordinary income	—	$394,166	$11,600
Accumulated short-term capital losses	$(2,942,774)	$(3,593,205)	$(451,449)
Accumulated long-term capital losses	$(1,416,606)	$(2,808,496)	$(323,965)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations*:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Mid Cap Growth Impact ETF
2023	$44.04	0.02	2.96	2.98	$47.02	6.78%	0.45%	0.05%	64%	$45,142
2022	$60.59	(0.08)	(16.47)	(16.55)	$44.04	(27.33)%	0.45%	(0.16)%	44%	$23,779
2021	$42.74	(0.11)	17.96	17.85	$60.59	41.78%	0.45%	(0.20)%	48%	$22,117
2020(4)	$38.45	(0.02)	4.31	4.29	$42.74	11.14%	0.45%(5)	(0.29)%(5)	2%	$6,411

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)July 13, 2020 (fund inception) through August 31, 2020.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Sustainable Equity ETF
2023	$48.74	0.67	7.27	7.94	(0.57)	$56.11	16.44%	0.39%	1.31%	17%	$146,454
2022	$57.20	0.50	(8.49)	(7.99)	(0.47)	$48.74	(14.03)%	0.39%	0.93%	21%	$104,800
2021	$44.16	0.45	13.01	13.46	(0.42)	$57.20	30.65%	0.39%	0.91%	22%	$150,436
2020(4)	$39.59	0.06	4.51	4.57	—	$44.16	11.56%	0.39%(5)	1.13%(5)	10%	$84,794

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)July 13, 2020 (fund inception) through August 31, 2020.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Sustainable Growth ETF
2023	$34.49	0.19	7.88	8.07	(0.18)	$42.38	23.50%	0.39%	0.52%	31%	$13,985
2022	$43.17	0.12	(8.72)	(8.60)	(0.08)	$34.49	(19.93)%	0.39%	0.29%	29%	$6,553
2021(4)	$40.15	0.01	3.01	3.02	—	$43.17	7.52%	0.39%(5)	0.14%(5)	4%	$6,044

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)June 29, 2021 (fund inception) through August 31, 2021.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Mid Cap Growth Impact ETF, American Century Sustainable Equity ETF, and American Century Sustainable Growth ETF (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Century Mid Cap Growth Impact ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and the period from July 13, 2020 (fund inception) through August 31, 2020
American Century Sustainable Equity ETF
American Century Sustainable Growth ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, and 2022, and the period from June 29, 2021 (fund inception) through August 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 21, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Funds;
•the wide range of programs and services the Advisor and other service providers provide to the Funds and their shareholders on a routine and non-routine basis;
•the Funds’ investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Funds compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Funds;
•any collateral benefits derived by the Advisor from the management of the Funds;
•fees and expenses associated with any investment by the Funds in other funds;
•payments to intermediaries by the Funds and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.
41

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for American Century Mid Cap Growth Impact ETF, American Century Sustainable Equity ETF, and American Century Sustainable Growth ETF was below each Fund’s respective benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and
42

post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of American Century Mid Cap Growth Impact ETF, American Century Sustainable Equity ETF, and American Century Sustainable Growth ETF was below the median of the total expense ratios of each Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.
43

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

44

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

45

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

46

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Sustainable Equity ETF and Sustainable Growth ETF hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2023.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2023 as qualified for the corporate dividends received deduction.

Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF
—	$1,302,542	$36,337
47

Notes

48

Contact Us	americancentury.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96950 2310

Annual Report

August 31, 2023

American Century® Low Volatility ETF (LVOL)
American Century® Quality Convertible Securities ETF (QCON)
American Century® Quality Diversified International ETF (QINT)
American Century® Quality Preferred ETF (QPFF)
American Century® U.S. Quality Growth ETF (QGRO)
American Century® U.S. Quality Value ETF (VALQ)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Low Volatility ETF (LVOL)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	11.96%	6.67%	1/12/2021
Market Price	11.96%	6.67%	1/12/2021
S&P 500 Index	15.94%	8.37%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 12, 2021

Value on August 31, 2023
Net Asset Value — $11,852

S&P 500 Index — $12,358

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Yulin Long, Stephen Quance and Rene Casis

During the period, Steve Rossi left the fund’s management team, while Yulin Long and Stephen Quance joined.

Performance Review

American Century Low Volatility ETF returned 11.96% on both a market price and net asset value (NAV) basis for the 12-month period ended August 31, 2023. For the same period, the S&P 500 Index, the fund’s benchmark index, returned 15.94%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Following a tumultuous 2022 and early 2023, the markets embraced a Goldilocks scenario. U.S. economic strength surprised to the upside, albeit on lowered expectations, and inflation moderated. Some economists abandoned their recession calls in favor of soft landing expectations.

Despite weaker fundamentals, broad equity indices delivered strong gains for the reporting period. Larger-capitalization technology companies rose significantly, particularly those perceived to benefit from the artificial intelligence theme. Other sectors and smaller-capitalization companies did not advance as much. Markets remained resilient even after several regional banks shuttered in March and early April. Quick government intervention staved off a broader market contagion. Nevertheless, many viewed the bank crisis as an impetus for the Federal Reserve to end its rate-hike campaign. This prompted equity markets to rally through July, when stocks declined amid worries about rates remaining higher for longer than expected.

Low-Volatility Focus Weighed on Relative Performance

The fund’s focus on lower-volatility equities in a period of strong stock gains largely explain the fund’s underperformance. Such strategies have historically done well relative to the broader market when stocks fall, but lag when stocks rally. Large-capitalization growth stocks performed best in the reporting period followed by select economically sensitive sectors; more defensive market segments lagged.

For example, within the index, information technology, communication services and the cyclical industrials sectors were the only sectors to outperform the broader index. Meanwhile, more defensive sectors, such as utilities and real estate declined outright, while consumer staples rose but significantly underperformed the overall index.

Positioning within the information technology sector detracted most from performance on a relative basis, particularly among semiconductors and semiconductor equipment companies. These stocks benefited from investor demand for companies related to artificial intelligence. Elsewhere in the sector, selection and allocation decisions among software and computers and peripherals companies detracted from relative results. Positioning in the industrials sector also detracted, led by our holdings among machinery and commercial services and supplies companies.

At the other end of the spectrum, our stock selection and allocation decisions contributed the most to relative performance in the consumer discretionary sector. It helped to avoid the volatile automobiles industry. Positioning in the broadline retail and hotels, restaurants and leisure industries also contributed to performance. Stock selection among chemicals companies also was positive, making materials stocks another source of relative strength.

4

Fund Characteristics

AUGUST 31, 2023

Low Volatility ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Short-Term Investments	0.6%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Financial Services	9.9%
Insurance	8.2%
Pharmaceuticals	6.4%
Beverages	5.3%
Health Care Equipment and Supplies	5.2%

5

Performance

Quality Convertible Securities ETF (QCON)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	2.56%	-5.60%	2/16/2021
Market Price	2.46%	-5.59%	2/16/2021
ICE BofA Convertible Index	3.77%	-6.19%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made February 16, 2021

Value on August 31, 2023
Net Asset Value — $8,640

ICE BofA Convertible Index — $8,504

Total Annual Fund Operating Expenses
0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Rene Casis and Hitesh Patel

Performance Review

American Century Quality Convertible Securities ETF returned 2.46% on a market price basis for the 12-month period ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 2.56%. For the same period, the ICE BofA Convertible Index, the fund’s benchmark index, returned 3.77%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Following a tumultuous 2022 and early 2023, the markets embraced a Goldilocks scenario. U.S. economic strength surprised to the upside, albeit on lowered expectations, and inflation moderated. Some economists abandoned their recession calls in favor of soft landing expectations.

Despite weaker fundamentals, broad equity indices delivered strong gains for the reporting period. Larger-capitalization technology companies rose significantly, particularly those perceived to benefit from the artificial intelligence theme. Other sectors and smaller-capitalization companies did not advance as much. Markets remained resilient even after several regional banks shuttered in March and early April. Quick government intervention staved off a broader market contagion. Nevertheless, many viewed the bank crisis as an impetus for the Federal Reserve (Fed) to end its rate-hike campaign. This prompted yields to decline and equity markets to rally. But the Fed continued to tighten, and yields resumed their upward march through period-end.

Additionally, stronger-than-expected second-quarter earnings further supported equity gains. Credit spreads remained at very tight levels even as default expectations rose.

Defensive Positioning, Quality Focus Weighed on Relative Performance

The fund's cautious positioning primarily drove the fund’s underperformance. In the face of aggressively tighter monetary policy, we expected deteriorating economic fundamentals and lower corporate earnings. Accordingly, we favored a more defensive posture. However, upside surprises in growth and moderating inflation fueled a rally among risk assets. Generally, growth outperformed value factors for the reporting period, and cyclical sectors performed better than defensive sectors.

For example, within the index, more defensive sectors, such as utilities and consumer staples, underperformed the overall index results. We held overweight positions versus the index in those sectors.

The consumer discretionary and technology sectors led the index’s positive performance, as expectations for more moderate Fed tightening propelled their underlying equity prices higher. Unprofitable technology companies, many of which the fund did not own, rallied sharply as investors began to expect the Fed to pause its rate-hike cycle. While many low-quality companies posted outsized market gains, the fund did benefit from security selection in the technology sector. Certain software, cybersecurity and IT services companies advanced during periods when the market focused on valuations and rewarded more stable cash flow-generating businesses.

The fund's underweight positions in consumer discretionary companies with more cyclical earnings also weighed on relative results. These companies, including cruise lines, specialty retailers and real estate firms, rallied on stronger-than-expected consumer spending.

7

Fund Characteristics

AUGUST 31, 2023

Quality Convertible Securities ETF
Types of Investments in Portfolio	% of net assets
Convertible Bonds	77.9%
Convertible Preferred Stocks	9.9%
Common Stocks	6.1%
Short-Term Investments	9.6%
Other Assets and Liabilities	(3.5)%

Top Five Industries	% of net assets
Software	16.6%
Health Care Equipment and Supplies	7.7%
Hotels, Restaurants and Leisure	7.1%
Semiconductors and Semiconductor Equipment	4.9%
Biotechnology	4.3%
8

Performance

Quality Diversified International ETF (QINT)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	18.67%	4.51%	9/10/2018
Market Price	18.78%	4.53%	9/10/2018
American Century Quality Diversified International Equity Index	19.12%	N/A	—
Alpha Vee American Century Diversified International Equity Index	N/A	N/A	—
MSCI World ex USA Index	16.45%	4.86%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Effective September 9, 2022, the fund’s Index changed from the Alpha Vee American Century Diversified International Equity Index to the American Century Quality Diversified International Equity Index. The inception date of the American Century Quality Diversified International Equity Index was March 23, 2022.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2023
Net Asset Value — $12,452

MSCI World ex USA Index — $12,664

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Rene Casis and Will Enderle

Paul Jo no longer serves as a portfolio manager for the American Century Quality Diversified International ETF.

Performance Review

For the 12 months ended August 31, 2023, American Century Quality Diversified International ETF returned 18.78% on a market price basis. On a net asset value (NAV) basis, the fund returned 18.67%.

Non-U.S. equities, as measured by the MSCI World ex USA Index (world index), rose during the reporting period. The world index, which is an unmanaged index generally representative of the performance of large- and mid-capitalization non-U.S. equities, returned 16.45%. The fund’s outperformance versus the world index was largely due to the different compositions of the fund and the world index.

Relatively consistent outperformance of value stocks versus growth in non-U.S. developed markets helped the fund’s performance. Inflation cooled in many regions with aggressive interest rate hiking by central banks. Value stocks continued to benefit as investors remained cautious of a global economic slowdown, and the fund’s dynamic allocation was positioned in favor of value for much of the period.

From a sector perspective, financials and utilities gave the largest boost to performance versus the world index, while real estate and consumer discretionary also contributed. Conversely, materials and information technology holdings were the largest detractors from the fund’s relative performance followed by holdings in the industrials sector.

Within financials, rising interest rates in many of the world’s economies were a positive development for the banking industry, and the fund benefited from positioning within the group by holding some of the stronger-performing banks and avoiding key underperforming names in the world index. It was a similar story among insurers, as portfolio positioning within that industry also supported relative returns. Within the utilities sector, it was providers of electric and multi-utilities which contributed most notably. The portfolio’s underweighting of real estate companies compared to the world index helped its relative performance as rising interest rates were a headwind for the sector during the period. Within the consumer discretionary sector, it was holdings in automobiles manufacturers, which gave the biggest lift to relative returns. The most notable name in the group was performance automaker, Ferrari NV.

On the downside, holdings in the metals and mining industry weighed on returns as inflation cooled in many of the world’s economies during the period, posing a more challenging environment for the group. Within the information technology sector, positions in semiconductors and semiconductor equipment companies detracted most from the fund’s relative performance versus the world index.

10

Fund Characteristics

AUGUST 31, 2023

Quality Diversified International ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Rights	—*
Warrants	—*
Short-Term Investments	2.0%
Other Assets and Liabilities	(1.3)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	19.2%
United Kingdom	13.7%
France	11.2%
Canada	8.8%
Germany	6.3%
11

Performance

Quality Preferred ETF (QPFF)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	2.96%	0.04%	2/16/2021
Market Price	2.62%	-0.02%	2/16/2021
ICE Exchange-Listed Preferred & Hybrid Securities Index	-0.52%	-2.35%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made February 16, 2021

Value on August 31, 2023
Net Asset Value — $10,011

ICE Exchange-Listed Preferred & Hybrid Securities Index — $9,416

Total Annual Fund Operating Expenses
0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
12

Portfolio Commentary

Portfolio Managers: Rene Casis and Hitesh Patel

Performance Review

American Century Quality Preferred ETF returned 2.62% on a market price basis for the 12-month period ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 2.96%. For the same period, the ICE Exchange-Listed Preferred & Hybrid Securities Index, the fund’s benchmark, returned -0.52%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

While equities staged an impressive rally over the 12-month period, preferred securities failed to keep pace. Higher bond yields and banking industry weakness weighed heavily on preferred securities. During this period, investors generally favored $1,000 par value institutional preferred securities over $25 par value exchange-listed preferreds. Securities with variable coupons outperformed fixed-rate securities amid higher rates.

Defensive Positioning, Duration Management, Security Selection Aided Performance

Overall, the fund’s defensive posture, shorter duration versus the index and security selection accounted for the fund’s outperformance versus the index. Against the backdrop of slowing growth and high inflation, the fund’s focus on quality issuers was a strong contributor to relative performance.

The fund’s short duration versus the index contributed to relative performance as the two-year Treasury yield rose 1.4 percentage points over the reporting period.

Security selection, notably in the financials sector, also lifted relative performance during the fiscal year. Due to our cautious market outlook, the fund was allocated to less-cyclical industries within financials and emphasized large, diversified banks over small regional lenders. This strategy helped the fund avoid large drawdowns early in 2023, when smaller banks faced a liquidity crunch.

13

Fund Characteristics

AUGUST 31, 2023

Quality Preferred ETF
Types of Investments in Portfolio	% of net assets
Preferred Stocks	76.3%
Corporate Bonds	13.1%
Short-Term Investments	15.5%
Other Assets and Liabilities	(4.9)%

Top Five Industries	% of net assets
Insurance	22.7%
Banks	18.4%
Capital Markets	12.3%
Multi-Utilities	7.5%
Mortgage Real Estate Investment Trusts (REITs)	5.8%
14

Performance

U.S. Quality Growth ETF (QGRO)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	16.96%	12.29%	9/10/2018
Market Price	16.95%	12.29%	9/10/2018
American Century U.S. Quality Growth Index	—	N/A	—
iSTOXX® American Century USA Quality Growth Index	17.11%	12.63%	—
Russell 1000 Growth Index	21.94%	14.19%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Effective May 31, 2023, the fund’s Index changed from the iSTOXX® American Century USA Quality Growth Index to the American Century U.S. Quality Growth Index. The inception date of the American Century U.S. Quality Growth Index was November 22, 2022.

The STOXX® Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich,
Switzerland ("STOXX"), Deutsche Börse Group or their licensors, which is used under license. The funds are neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse
Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the STOXX® Index or its data.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
15

U.S. Quality Growth ETF (QGRO)

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2023
Net Asset Value — $17,805

iSTOXX® American Century USA Quality Growth Index — $18,069

Russell 1000 Growth Index — $19,355

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

The STOXX® Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich,
Switzerland ("STOXX"), Deutsche Börse Group or their licensors, which is used under license. The funds are neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse
Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the STOXX® Index or its data.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
16

Portfolio Commentary

Portfolio Managers: Rene Casis and Will Enderle

Portfolio manager Paul Jo left the investment team in April 2023, and portfolio manager Peruvemba Satish left the team in May 2023.

Performance Review

American Century U.S. Quality Growth ETF returned 16.95% on a market price basis for the 12 months ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 16.96%.

For the same time period, the fund lagged market-capitalization-weighted growth strategies, as measured by the Russell 1000 Growth Index (growth index). The growth index is an unmanaged index generally representative of the performance of U.S. large-capitalization growth stocks. The fund’s underperformance versus the growth index was largely due to the different compositions of the fund and the growth index. The fund’s returns also reflect fees and operating expenses, while the index return does not.

From a broad perspective, stock selection in the information technology sector helped drive underperformance versus the growth index. Within information technology, stock selection among semiconductors and semiconductor equipment companies detracted, although an overweight allocation to the industry mitigated some of that weakness. On the positive side, an underweight allocation to consumer staples was beneficial, as was stock selection in the sector.

The fund’s allocation closed the fiscal year with a 65% weight in stable growth and 35% weight in high growth. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

17

Fund Characteristics

AUGUST 31, 2023

U.S. Quality Growth ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Short-Term Investments	0.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	26.2%
Hotels, Restaurants and Leisure	7.5%
Biotechnology	6.5%
Specialty Retail	6.2%
Semiconductors and Semiconductor Equipment	5.4%
18

Performance

U.S. Quality Value ETF (VALQ)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	5 years	Since Inception	Inception Date
Net Asset Value	10.40%	6.31%	6.35%	1/11/2018
Market Price	10.37%	6.30%	6.35%	1/11/2018
American Century U.S. Quality Value Index	—	—	N/A	—
iSTOXX® American Century USA Quality Value Index	10.65%	6.61%	6.64%	—
Russell 1000 Value Index	8.59%	7.11%	6.45%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Effective May 31, 2023, the fund’s Index changed from the iSTOXX® American Century USA Quality Value Index to the American Century U.S. Quality Value Index. The inception date of the American Century U.S. Quality Value Index was November 22, 2022.

The STOXX® Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich,
Switzerland ("STOXX"), Deutsche Börse Group or their licensors, which is used under license. The funds are neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse
Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the STOXX® Index or its data.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
19

U.S. Quality Value ETF (VALQ)

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2018

Value on August 31, 2023
Net Asset Value — $14,147

iSTOXX® American Century USA Quality Value Index — $14,368

Russell 1000 Value Index — $14,228

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

The STOXX® Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich,
Switzerland ("STOXX"), Deutsche Börse Group or their licensors, which is used under license. The funds are neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse
Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the STOXX® Index or its data.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the funds, please consult the prospectus.
20

Portfolio Commentary

Portfolio Managers: Rene Casis and Will Enderle

Portfolio manager Paul Jo left the investment team in April 2023, and portfolio manager Peruvemba Satish left the team in May 2023.

Performance Review

American Century U.S. Quality Value ETF returned 10.37% on a market price basis for the 12-month period ended August 31, 2023. On a net asset value (NAV) basis, the fund returned 10.40%.

For the same time period, the Russell 1000 Value Index (value index), a market-capitalization index, returned 8.59%. The value index is an unmanaged index generally representative of the performance of U.S. large-capitalization value stocks. The fund’s performance versus the value index was largely attributable to the different compositions of the fund and the value index. The fund’s returns also reflect fees and operating expenses, while the index return does not.

From a broad perspective, the fund’s stock selection in the health care sector helped drive outperformance relative to the value index, especially in the health care providers and services industry. Utilities also benefited performance through an underweight allocation versus the index and stock choices. Stock selection in consumer staples and an overweight allocation to the sector detracted from relative performance.

The fund’s allocation closed the 12-month period with an 80% allocation to value and a 20% allocation to income. Over the course of the year, the allocation to value was as high as 80% and as low as 35%. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

21

Fund Characteristics

AUGUST 31, 2023

U.S. Quality Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.9%
Short-Term Investments	0.4%
Other Assets and Liabilities	(0.3)%

Top Five Industries	% of net assets
Health Care Providers and Services	7.7%
Software	6.4%
IT Services	5.3%
Specialty Retail	5.1%
Electronic Equipment, Instruments and Components	4.1%
22

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
23

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Low Volatility ETF
Actual	$1,000	$1,075.80	$1.52	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
Quality Convertible Securities ETF
Actual	$1,000	$1,035.00	$1.64	0.32%
Hypothetical	$1,000	$1,023.59	$1.63	0.32%
Quality Diversified International ETF
Actual	$1,000	$1,060.40	$2.03	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%
Quality Preferred ETF
Actual	$1,000	$998.00	$1.61	0.32%
Hypothetical	$1,000	$1,023.59	$1.63	0.32%
U.S. Quality Growth ETF
Actual	$1,000	$1,140.70	$1.56	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
U.S. Quality Value ETF
Actual	$1,000	$1,059.10	$1.51	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
24

Schedules of Investments

AUGUST 31, 2023

Low Volatility ETF
	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 3.0%
General Dynamics Corp.	1,276	$289,193
Beverages — 5.3%
Coca-Cola Co.	5,262	314,826
PepsiCo, Inc.	1,097	195,178
		510,004
Broadline Retail — 0.6%
Amazon.com, Inc.(1)	406	56,032
Building Products — 0.6%
Fortune Brands Innovations, Inc.	819	56,527
Capital Markets — 3.5%
BlackRock, Inc.	146	102,279
FactSet Research Systems, Inc.	122	53,242
Intercontinental Exchange, Inc.	262	30,913
Nasdaq, Inc.	983	51,588
S&P Global, Inc.	107	41,822
T. Rowe Price Group, Inc.	489	54,881
		334,725
Chemicals — 3.1%
Linde PLC	756	292,602
Commercial Services and Supplies — 5.0%
Cintas Corp.	353	177,972
Republic Services, Inc.	899	129,573
Waste Management, Inc.	1,075	168,538
		476,083
Communications Equipment — 4.3%
Cisco Systems, Inc.	7,137	409,307
Consumer Staples Distribution & Retail — 1.7%
Costco Wholesale Corp.	222	121,940
Walmart, Inc.	245	39,840
		161,780
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	3,259	114,000
Electric Utilities — 0.4%
American Electric Power Co., Inc.	333	26,108
Constellation Energy Corp.	57	5,937
Duke Energy Corp.	59	5,239
		37,284
Electronic Equipment, Instruments and Components — 4.7%
Amphenol Corp., Class A	3,294	291,124
Keysight Technologies, Inc.(1)	418	55,719
TE Connectivity Ltd.	759	100,484
		447,327
Financial Services — 9.9%
Berkshire Hathaway, Inc., Class B(1)	1,072	386,134
Fiserv, Inc.(1)	227	27,556
25

Low Volatility ETF
	Shares	Value
Mastercard, Inc., Class A	520	$214,573
Visa, Inc., Class A	1,314	322,823
		951,086
Food Products — 0.4%
Mondelez International, Inc., Class A	483	34,419
Health Care Equipment and Supplies — 5.2%
Abbott Laboratories	3,094	318,373
Medtronic PLC	2,164	176,366
		494,739
Health Care Providers and Services — 0.9%
UnitedHealth Group, Inc.	180	85,784
Hotels, Restaurants and Leisure — 3.6%
McDonald's Corp.	1,016	285,649
Yum! Brands, Inc.	443	57,315
		342,964
Household Products — 4.1%
Colgate-Palmolive Co.	613	45,037
Procter & Gamble Co.	2,254	347,882
		392,919
Industrial Conglomerates — 1.0%
Honeywell International, Inc.	529	99,420
Industrial REITs — 0.3%
Prologis, Inc.	254	31,547
Insurance — 8.2%
Chubb Ltd.	1,068	214,529
Hartford Financial Services Group, Inc.	994	71,389
Marsh & McLennan Cos., Inc.	1,604	312,764
Travelers Cos., Inc.	484	78,035
W R Berkley Corp.	1,829	113,142
		789,859
Interactive Media and Services — 1.9%
Alphabet, Inc., Class A(1)	1,144	155,778
Meta Platforms, Inc., Class A(1)	92	27,222
		183,000
IT Services — 4.8%
Accenture PLC, Class A	910	294,631
Amdocs Ltd.	1,147	102,312
Cognizant Technology Solutions Corp., Class A	945	67,672
		464,615
Life Sciences Tools and Services — 0.3%
Danaher Corp.	120	31,800
Machinery — 3.5%
Cummins, Inc.	233	53,599
Dover Corp.	398	59,024
IDEX Corp.	133	30,111
Illinois Tool Works, Inc.	232	57,385
Ingersoll Rand, Inc.	473	32,926
Kennametal, Inc.	1,043	27,608
Nordson Corp.	298	72,754
		333,407
26

Low Volatility ETF
	Shares	Value
Media — 2.1%
Comcast Corp., Class A	4,288	$200,507
Personal Care Products — 1.0%
Kenvue, Inc.	4,184	96,441
Pharmaceuticals — 6.4%
Bristol-Myers Squibb Co.	1,711	105,483
Eli Lilly & Co.	247	136,887
Johnson & Johnson	1,723	278,575
Merck & Co., Inc.	861	93,832
		614,777
Professional Services — 0.6%
SS&C Technologies Holdings, Inc.	1,012	58,109
Semiconductors and Semiconductor Equipment — 1.6%
Broadcom, Inc.	122	112,592
NXP Semiconductors NV	219	45,053
		157,645
Software — 4.6%
Autodesk, Inc.(1)	143	31,737
Dolby Laboratories, Inc., Class A	798	67,407
Microsoft Corp.	1,039	340,543
		439,687
Specialized REITs — 0.6%
Equinix, Inc.	74	57,822
Specialty Retail — 1.7%
Home Depot, Inc.	505	166,801
Technology Hardware, Storage and Peripherals — 2.8%
Apple, Inc.	1,408	264,521
Trading Companies and Distributors — 0.4%
Fastenal Co.	674	38,809
TOTAL COMMON STOCKS (Cost $8,732,384)		9,515,542
SHORT-TERM INVESTMENTS — 0.6%
Money Market Funds — 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $57,703)	57,703	57,703
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $8,790,087)		9,573,245
OTHER ASSETS AND LIABILITIES — 0.1%		10,935
TOTAL NET ASSETS — 100.0%		$9,584,180

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
27

AUGUST 31, 2023

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
CONVERTIBLE BONDS — 77.9%
Aerospace and Defense — 0.7%
Parsons Corp., 0.25%, 8/15/25	$135,000	$178,402
Air Freight and Logistics — 0.5%
Air Transport Services Group, Inc., 1.125%, 10/15/24	120,000	117,288
Automobile Components — 0.4%
Patrick Industries, Inc., 1.75%, 12/1/28	92,000	92,322
Automobiles — 1.3%
Ford Motor Co., 0.00%, 3/15/26(1)	326,000	319,643
Beverages — 0.8%
MGP Ingredients, Inc., 1.875%, 11/15/41	149,000	199,660
Biotechnology — 4.1%
Ascendis Pharma A/S, 2.25%, 4/1/28	247,000	230,328
Exact Sciences Corp., 0.375%, 3/1/28	155,000	147,839
Halozyme Therapeutics, Inc., 0.25%, 3/1/27	283,000	247,455
Insmed, Inc., 0.75%, 6/1/28	138,000	123,096
Neurocrine Biosciences, Inc., 2.25%, 5/15/24	93,000	135,408
Sarepta Therapeutics, Inc., 1.50%, 11/15/24	75,000	133,134
		1,017,260
Broadline Retail — 1.6%
Etsy, Inc., 0.25%, 6/15/28	304,000	234,384
PDD Holdings, Inc., 0.00%, 12/1/25(1)	161,000	158,585
		392,969
Chemicals — 0.4%
Livent Corp., 4.125%, 7/15/25	42,000	107,520
Communications Equipment — 1.9%
Lumentum Holdings, Inc., 0.50%, 12/15/26	166,000	146,412
Lumentum Holdings, Inc., 0.50%, 6/15/28	156,000	119,933
Viavi Solutions, Inc., 1.00%, 3/1/24	200,000	196,370
		462,715
Consumer Staples Distribution & Retail — 0.3%
Chefs' Warehouse, Inc., 2.375%, 12/15/28(2)	75,000	70,425
Diversified Consumer Services — 0.6%
Stride, Inc., 1.125%, 9/1/27	151,000	155,228
Electric Utilities — 0.7%
NRG Energy, Inc., 2.75%, 6/1/48	172,000	182,148
Electronic Equipment, Instruments and Components — 2.5%
Insight Enterprises, Inc., 0.75%, 2/15/25	173,000	404,993
Vishay Intertechnology, Inc., 2.25%, 6/15/25	192,000	202,445
		607,438
Entertainment — 1.9%
iQIYI, Inc., 4.00%, 12/15/26	156,000	147,233
Live Nation Entertainment, Inc., 3.125%, 1/15/29(2)(3)	66,000	70,125
Pandora Media LLC, 1.75%, 12/1/23	55,000	57,200
Sea Ltd., 0.25%, 9/15/26	250,000	199,375
		473,933
Financial Services — 1.4%
Block, Inc., 0.25%, 11/1/27	250,000	192,191
Shift4 Payments, Inc., 0.50%, 8/1/27(3)	181,000	150,773
		342,964
28

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
Food Products — 1.8%
Post Holdings, Inc., 2.50%, 8/15/27	$435,000	$443,700
Ground Transportation — 1.9%
Uber Technologies, Inc., 0.00%, 12/15/25(1)(3)	492,000	462,994
Health Care Equipment and Supplies — 6.5%
CONMED Corp., 2.625%, 2/1/24	102,000	129,846
Dexcom, Inc., 0.25%, 11/15/25(3)	475,000	458,660
Envista Holdings Corp., 2.375%, 6/1/25	114,000	178,911
Haemonetics Corp., 0.00%, 3/1/26(1)	162,000	140,438
Insulet Corp., 0.375%, 9/1/26	267,000	283,287
Integer Holdings Corp., 2.125%, 2/15/28(2)	120,000	138,780
Integra LifeSciences Holdings Corp., 0.50%, 8/15/25	250,000	231,250
Omnicell, Inc., 0.25%, 9/15/25(3)	45,000	41,850
		1,603,022
Health Care Providers and Services — 0.5%
Guardant Health, Inc., 0.00%, 11/15/27(1)	176,000	130,909
Hotel & Resort REITs — 0.8%
Pebblebrook Hotel Trust, 1.75%, 12/15/26	158,000	134,995
Summit Hotel Properties, Inc., 1.50%, 2/15/26	59,000	48,528
		183,523
Hotels, Restaurants and Leisure — 6.4%
Airbnb, Inc., 0.00%, 3/15/26(1)	255,000	224,145
Booking Holdings, Inc., 0.75%, 5/1/25	348,000	586,832
Carnival Corp., 5.75%, 12/1/27(2)	67,000	98,920
DraftKings Holdings, Inc., 0.00%, 3/15/28(1)	115,000	88,148
Expedia Group, Inc., 0.00%, 2/15/26(1)	88,000	77,554
Marriott Vacations Worldwide Corp., 0.00%, 1/15/26(1)	132,000	118,885
Marriott Vacations Worldwide Corp., 3.25%, 12/15/27(2)	94,000	84,647
Royal Caribbean Cruises Ltd., 6.00%, 8/15/25	115,000	242,246
Vail Resorts, Inc., 0.00%, 1/1/26(1)	65,000	57,403
		1,578,780
Interactive Media and Services — 0.6%
Snap, Inc., 0.75%, 8/1/26	65,000	58,690
Ziff Davis, Inc., 1.75%, 11/1/26	98,000	90,944
		149,634
IT Services — 3.3%
Akamai Technologies, Inc., 0.375%, 9/1/27	410,000	425,580
MongoDB, Inc., 0.25%, 1/15/26	46,000	85,457
Okta, Inc., 0.375%, 6/15/26	164,000	143,008
Perficient, Inc., 0.125%, 11/15/26	93,000	74,688
Wix.com Ltd., 0.00%, 8/15/25(1)	82,000	72,939
		801,672
Leisure Products — 0.3%
Topgolf Callaway Brands Corp., 2.75%, 5/1/26	52,000	62,145
Machinery — 0.4%
Middleby Corp., 1.00%, 9/1/25	77,000	94,479
Media — 2.6%
Cable One, Inc., 1.125%, 3/15/28	130,000	98,345
Liberty Broadband Corp., 3.125%, 3/31/53(2)	521,000	548,352
		646,697
29

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
Metals and Mining — 0.8%
Ivanhoe Mines Ltd., 2.50%, 4/15/26(2)	$74,000	$97,863
MP Materials Corp., 0.25%, 4/1/26(2)	102,000	89,444
		187,307
Mortgage Real Estate Investment Trusts (REITs) — 1.1%
Blackstone Mortgage Trust, Inc., 5.50%, 3/15/27	152,000	134,805
PennyMac Corp., 5.50%, 3/15/26	153,000	136,751
		271,556
Oil, Gas and Consumable Fuels — 2.5%
EQT Corp., 1.75%, 5/1/26	41,000	121,385
Pioneer Natural Resources Co., 0.25%, 5/15/25	199,000	503,589
		624,974
Passenger Airlines — 1.1%
American Airlines Group, Inc., 6.50%, 7/1/25	120,000	137,400
Southwest Airlines Co., 1.25%, 5/1/25(3)	122,000	128,435
		265,835
Pharmaceuticals — 2.2%
Jazz Investments I Ltd., 2.00%, 6/15/26	358,000	387,759
Pacira BioSciences, Inc., 0.75%, 8/1/25	105,000	96,272
Revance Therapeutics, Inc., 1.75%, 2/15/27	70,000	62,860
		546,891
Professional Services — 1.7%
KBR, Inc., 2.50%, 11/1/23	167,000	404,390
Real Estate Management and Development — 1.7%
Zillow Group, Inc., 2.75%, 5/15/25	390,000	422,175
Semiconductors and Semiconductor Equipment — 4.1%
Enphase Energy, Inc., 0.00%, 3/1/26(1)	141,000	125,208
Impinj, Inc., 1.125%, 5/15/27	63,000	58,829
MACOM Technology Solutions Holdings, Inc., 0.25%, 3/15/26	240,000	279,360
Microchip Technology, Inc., 0.125%, 11/15/24(3)	215,000	231,528
ON Semiconductor Corp., 0.00%, 5/1/27(1)	123,000	233,639
Wolfspeed, Inc., 0.25%, 2/15/28	117,000	86,756
		1,015,320
Software — 16.6%
Alarm.com Holdings, Inc., 0.00%, 1/15/26(1)	101,000	87,062
Alteryx, Inc., 1.00%, 8/1/26	83,000	69,720
Bentley Systems, Inc., 0.125%, 1/15/26	308,000	301,255
BILL Holdings, Inc., 0.00%, 4/1/27(1)	293,000	239,527
Confluent, Inc., 0.00%, 1/15/27(1)	90,000	75,204
CyberArk Software Ltd., 0.00%, 11/15/24(1)	110,000	128,634
Datadog, Inc., 0.125%, 6/15/25	74,000	90,280
Dropbox, Inc., 0.00%, 3/1/28(1)	131,000	126,743
Envestnet, Inc., 2.625%, 12/1/27(2)	106,000	106,954
Five9, Inc., 0.50%, 6/1/25	70,000	66,290
Guidewire Software, Inc., 1.25%, 3/15/25	73,000	72,672
HubSpot, Inc., 0.375%, 6/1/25	131,000	256,956
InterDigital, Inc., 3.50%, 6/1/27	74,000	92,359
Palo Alto Networks, Inc., 0.375%, 6/1/25	249,000	610,423
Pegasystems, Inc., 0.75%, 3/1/25	99,000	91,278
Progress Software Corp., 1.00%, 4/15/26	340,000	385,730
30

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
Q2 Holdings, Inc., 0.75%, 6/1/26	$93,000	$82,073
Rapid7, Inc., 0.25%, 3/15/27	138,000	122,216
Splunk, Inc., 1.125%, 9/15/25	139,000	145,255
Tyler Technologies, Inc., 0.25%, 3/15/26	331,000	328,186
Unity Software, Inc., 0.00%, 11/15/26(1)	91,000	72,345
Varonis Systems, Inc., 1.25%, 8/15/25	183,000	221,339
Workiva, Inc., 1.125%, 8/15/26	157,000	232,125
Zscaler, Inc., 0.125%, 7/1/25	51,000	61,863
		4,066,489
Specialty Retail — 0.9%
Burlington Stores, Inc., 2.25%, 4/15/25	108,000	113,332
Match Group Financeco 3, Inc., 2.00%, 1/15/30(2)	115,000	108,319
		221,651
Technology Hardware, Storage and Peripherals — 1.0%
Western Digital Corp., 1.50%, 2/1/24	240,000	235,860
TOTAL CONVERTIBLE BONDS (Cost $19,753,082)		19,139,918
CONVERTIBLE PREFERRED STOCKS — 9.9%
Banks — 4.2%
Bank of America Corp., 7.25%	441	512,702
Wells Fargo & Co., 7.50%	450	521,631
		1,034,333
Capital Markets — 1.3%
AMG Capital Trust II, 5.15%, 10/15/37	2,481	122,685
KKR & Co., Inc., 6.00%, 9/15/23	2,571	189,245
		311,930
Electric Utilities — 1.1%
NextEra Energy, Inc., 6.22%, 9/1/23	6,150	281,393
Gas Utilities — 0.5%
Spire, Inc., 7.50%, 3/1/24(3)	2,630	117,666
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp., 6.875%, 2/15/24	615	43,862
Industrial REITs — 0.5%
LXP Industrial Trust, 6.50%	2,363	111,061
Multi-Utilities — 2.1%
NiSource, Inc., 7.75%, 3/1/24(3)	5,334	528,333
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,671,287)		2,428,578
COMMON STOCKS — 6.1%
Biotechnology — 0.2%
PTC Therapeutics, Inc.(4)	1,359	53,681
Consumer Finance — 0.2%
Encore Capital Group, Inc.(4)	924	43,299
Electric Utilities — 2.0%
American Electric Power Co., Inc.	2,998	235,043
PG&E Corp.(4)	15,759	256,872
		491,915
Health Care Equipment and Supplies — 1.2%
Becton Dickinson & Co.	800	223,560
Boston Scientific Corp.(4)	1,511	81,503
		305,063
31

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
Hotels, Restaurants and Leisure — 0.7%
Bloomin' Brands, Inc.	5,856	$164,319
Machinery — 0.5%
Chart Industries, Inc.(4)	722	130,379
Metals and Mining — 0.5%
ArcelorMittal SA, NY Shares	4,086	108,728
Semiconductors and Semiconductor Equipment — 0.8%
Silicon Laboratories, Inc.(4)	1,520	204,987
TOTAL COMMON STOCKS (Cost $1,522,700)		1,502,371
SHORT-TERM INVESTMENTS — 9.6%
Money Market Funds — 9.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,418,689	1,418,689
State Street Navigator Securities Lending Government Money Market Portfolio(5)	940,664	940,664
TOTAL SHORT-TERM INVESTMENTS (Cost $2,359,353)		2,359,353
TOTAL INVESTMENT SECURITIES — 103.5% (Cost $26,306,422)		25,430,220
OTHER ASSETS AND LIABILITIES — (3.5)%		(859,086)
TOTAL NET ASSETS — 100.0%		$24,571,134

NOTES TO SCHEDULE OF INVESTMENTS
(1)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,413,829, which represented 5.8% of total net assets.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $958,710. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Non-income producing.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $976,637, which includes securities collateral of $35,973.

See Notes to Financial Statements.
32

AUGUST 31, 2023

Quality Diversified International ETF
	Shares	Value
COMMON STOCKS — 99.3%
Australia — 4.6%
Aristocrat Leisure Ltd.	33,668	$888,771
BHP Group Ltd.	17,619	506,513
BlueScope Steel Ltd.	39,976	540,457
carsales.com Ltd.	14,569	270,959
Cochlear Ltd.	1,445	253,633
CSL Ltd.	1,248	220,395
Fortescue Metals Group Ltd.	79,290	1,091,616
IGO Ltd.	27,384	244,383
Lottery Corp. Ltd.	67,961	221,062
Lynas Rare Earths Ltd.(1)	49,990	230,574
Northern Star Resources Ltd.	32,363	247,970
Orica Ltd.	22,135	224,246
Origin Energy Ltd.	96,166	540,795
Pilbara Minerals Ltd.(2)	90,582	271,566
Qantas Airways Ltd.(1)	172,111	655,676
REA Group Ltd.	4,798	511,552
Sonic Healthcare Ltd.	32,744	680,557
South32 Ltd.	485,096	1,057,750
Treasury Wine Estates Ltd.	29,126	219,344
Washington H Soul Pattinson & Co. Ltd.	12,353	263,166
WiseTech Global Ltd.	6,327	283,822
Xero Ltd.(1)	4,133	334,540
		9,759,347
Austria — 1.0%
ANDRITZ AG	9,987	530,511
Erste Group Bank AG	9,147	326,309
OMV AG	15,087	698,648
Raiffeisen Bank International AG(1)	17,895	256,847
voestalpine AG	8,405	245,588
		2,057,903
Belgium — 0.7%
Ageas SA	24,812	986,780
KBC Group NV	3,353	219,991
Solvay SA	2,494	288,799
		1,495,570
Canada — 8.8%
Alimentation Couche-Tard, Inc.	4,680	244,737
ARC Resources Ltd.(2)	19,780	301,707
Canadian National Railway Co.	1,940	218,523
Canadian Natural Resources Ltd.	14,348	928,288
CGI, Inc.(1)	2,990	311,790
Constellation Software, Inc.	966	1,984,232
Descartes Systems Group, Inc.(1)	5,714	428,423
Dollarama, Inc.	10,643	690,078
Element Fleet Management Corp.	30,990	476,363
Fairfax Financial Holdings Ltd.	2,921	2,408,809
Franco-Nevada Corp.	1,502	216,228
IGM Financial, Inc.(2)	13,496	384,744
33

Quality Diversified International ETF
	Shares	Value
Imperial Oil Ltd.(2)	10,359	$588,252
Keyera Corp.	9,802	242,148
Loblaw Cos. Ltd.	3,806	330,490
Lundin Mining Corp.	43,079	334,124
Manulife Financial Corp.	124,235	2,296,766
MEG Energy Corp.(1)	14,481	259,033
Metro, Inc.	4,159	214,352
Open Text Corp.	39,212	1,580,146
Quebecor, Inc., Class B	24,968	570,797
Stantec, Inc.	5,835	389,777
Suncor Energy, Inc.(2)	31,992	1,083,684
Teck Resources Ltd., Class B	6,727	277,960
TFI International, Inc.	4,576	623,544
Thomson Reuters Corp.	1,653	212,890
Tourmaline Oil Corp.	7,828	401,423
West Fraser Timber Co. Ltd.	3,850	291,029
Wheaton Precious Metals Corp.	4,825	210,274
WSP Global, Inc.	1,765	247,220
		18,747,831
China — 2.9%
Alibaba Health Information Technology Ltd.(1)	368,000	217,265
ANTA Sports Products Ltd.	74,000	834,217
Bosideng International Holdings Ltd.	586,000	229,954
BYD Co. Ltd., H Shares	22,000	691,034
China Resources Beer Holdings Co. Ltd.	18,000	105,684
China Resources Mixc Lifestyle Services Ltd.	90,800	392,359
COSCO SHIPPING Holdings Co. Ltd., Class H	188,000	192,791
JD Health International, Inc.(1)	41,450	223,484
JD Logistics, Inc.(1)	113,800	151,692
KE Holdings, Inc., ADR(1)	33,398	574,446
Li Ning Co. Ltd.	67,500	319,026
Nongfu Spring Co. Ltd., H Shares(2)	170,600	958,159
PDD Holdings, Inc., ADR(1)	9,342	924,578
Yadea Group Holdings Ltd.	152,000	292,243
		6,106,932
Denmark — 2.7%
AP Moller - Maersk A/S, B Shares	666	1,209,032
Genmab A/S(1)	1,796	688,111
Novo Nordisk A/S, B Shares	19,760	3,644,805
Pandora A/S	3,269	338,532
		5,880,480
Finland — 0.1%
Wartsila Oyj Abp	19,369	245,810
France — 11.2%
Arkema SA	2,989	312,348
BNP Paribas SA	4,510	291,651
Bureau Veritas SA	10,264	274,953
Carrefour SA	26,109	499,040
Cie de Saint-Gobain	8,662	563,482
Dassault Aviation SA	1,297	254,679
Dassault Systemes SE	4,989	197,717
34

Quality Diversified International ETF
	Shares	Value
Edenred	28,668	$1,826,820
Eiffage SA	2,575	254,495
Engie SA	115,551	1,860,861
EssilorLuxottica SA	7,481	1,406,105
Hermes International	1,005	2,066,969
Ipsen SA	3,911	506,648
Kering SA	489	261,483
La Francaise des Jeux SAEM	9,585	346,590
L'Oreal SA	4,996	2,194,404
LVMH Moet Hennessy Louis Vuitton SE	1,382	1,168,698
Orange SA	23,501	263,838
Publicis Groupe SA	8,383	654,108
Rexel SA	15,114	354,378
Sanofi	29,872	3,181,486
SCOR SE	10,187	316,733
Sodexo SA	5,930	636,173
STMicroelectronics NV	27,462	1,295,784
TotalEnergies SE	42,720	2,679,778
Vinci SA	2,169	241,601
		23,910,822
Germany — 6.3%
Allianz SE	1,218	296,070
Bayerische Motoren Werke AG	2,803	294,817
Brenntag SE	3,319	268,454
Carl Zeiss Meditec AG, Bearer Shares	1,956	194,006
Commerzbank AG	21,821	239,758
CTS Eventim AG & Co. KGaA	3,581	222,769
Deutsche Bank AG	25,704	279,628
Deutsche Lufthansa AG(1)	31,595	282,154
DHL Group	20,737	967,030
E.ON SE	24,517	301,796
Evonik Industries AG	12,994	248,967
Fresenius Medical Care AG & Co. KGaA	35,987	1,732,682
Fresenius SE & Co. KGaA	31,054	995,566
GEA Group AG	5,767	227,412
Heidelberg Materials AG	3,642	292,841
Henkel AG & Co. KGaA	14,649	1,012,366
Hugo Boss AG	3,226	242,854
Infineon Technologies AG	13,886	496,226
Mercedes-Benz Group AG	3,491	255,453
MTU Aero Engines AG	950	221,749
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,204	2,019,980
Nemetschek SE	3,106	214,518
Rational AG	355	270,421
Rheinmetall AG	868	235,771
SAP SE	2,360	329,231
Scout24 SE	7,254	499,702
Siemens AG	3,090	464,213
Wacker Chemie AG	1,961	288,837
		13,395,271
35

Quality Diversified International ETF
	Shares	Value
Ireland — 0.4%
CRH PLC	4,651	$267,589
Ryanair Holdings PLC, ADR(1)	5,172	513,321
		780,910
Israel — 1.7%
Bank Hapoalim BM	59,539	492,932
Bank Leumi Le-Israel BM	107,219	832,289
ICL Group Ltd.	47,750	285,345
Israel Discount Bank Ltd., A Shares	99,564	497,958
Mizrahi Tefahot Bank Ltd.	25,106	825,495
Monday.com Ltd.(1)	1,300	230,672
Nice Ltd.(1)	1,089	212,250
Teva Pharmaceutical Industries Ltd.(1)	36,205	352,194
		3,729,135
Italy — 4.7%
A2A SpA	314,248	601,385
Amplifon SpA	6,354	206,336
Assicurazioni Generali SpA	13,750	284,803
Banco BPM SpA	141,287	674,115
CNH Industrial NV	17,018	234,508
Enel SpA	60,441	405,851
Ferrari NV	6,539	2,077,702
Hera SpA	83,302	251,833
Intesa Sanpaolo SpA	114,007	304,444
Mediobanca Banca di Credito Finanziario SpA	98,131	1,281,058
Moncler SpA	4,260	288,635
Pirelli & C SpA	47,991	238,971
Prysmian SpA	6,535	266,997
Recordati Industria Chimica e Farmaceutica SpA	5,050	253,146
Stellantis NV	117,156	2,174,796
UniCredit SpA	18,493	450,547
		9,995,127
Japan — 19.2%
Advantest Corp.	3,200	400,546
Aisin Corp.	9,800	327,055
Ajinomoto Co., Inc.	11,700	495,645
Asahi Intecc Co. Ltd.	12,600	255,597
Astellas Pharma, Inc.	16,400	248,138
BayCurrent Consulting, Inc.	6,300	216,548
Canon, Inc.(2)	12,500	307,676
Capcom Co. Ltd.	12,100	510,417
Chubu Electric Power Co., Inc.	21,800	290,563
Chugai Pharmaceutical Co. Ltd.	8,700	265,193
Daiichi Sankyo Co. Ltd.	34,900	1,027,932
Daiwa Securities Group, Inc.	57,200	325,276
Denso Corp.	4,200	286,661
Dentsu Group, Inc.	8,400	250,875
Disco Corp.	2,200	434,818
Fast Retailing Co. Ltd.	900	206,470
Fuji Electric Co. Ltd.	6,200	292,147
Hikari Tsushin, Inc.	1,900	316,094
36

Quality Diversified International ETF
	Shares	Value
Hirose Electric Co. Ltd.	3,800	$460,085
Hitachi Ltd.	5,300	352,250
Honda Motor Co. Ltd.	18,600	601,085
Hoya Corp.	5,600	621,325
Isuzu Motors Ltd.	58,100	743,770
ITOCHU Corp.(2)	16,700	626,740
Itochu Techno-Solutions Corp.	10,000	296,914
Japan Tobacco, Inc.	102,400	2,242,179
Kao Corp.	46,100	1,780,733
Kawasaki Kisen Kaisha Ltd.(2)	13,400	449,049
KDDI Corp.	8,400	249,710
Keyence Corp.	2,500	1,037,929
Kirin Holdings Co. Ltd.	17,900	251,303
Kobe Bussan Co. Ltd.	7,900	196,822
Koei Tecmo Holdings Co. Ltd.	13,000	201,913
Kose Corp.	2,200	182,456
Marubeni Corp.	122,800	2,006,380
MatsukiyoCocokara & Co.	4,100	241,410
Mazda Motor Corp.	31,800	331,321
MEIJI Holdings Co. Ltd.	11,700	293,378
Mitsubishi Chemical Group Corp.	46,300	276,398
Mitsubishi Corp.	66,100	3,260,376
Mitsubishi Electric Corp.	19,900	259,259
Mitsubishi Heavy Industries Ltd.	11,300	639,943
Mitsui & Co. Ltd.	21,200	789,601
MonotaRO Co. Ltd.	15,900	187,783
MS&AD Insurance Group Holdings, Inc.(2)	8,500	305,249
Nexon Co. Ltd.	23,800	482,847
NIPPON EXPRESS HOLDINGS, Inc.	4,800	249,261
Nippon Paint Holdings Co. Ltd.	28,500	220,207
Nippon Telegraph & Telephone Corp.	231,700	267,529
Nissin Foods Holdings Co. Ltd.	5,900	515,261
Obayashi Corp.	32,200	291,627
Obic Co. Ltd.	1,500	260,802
Olympus Corp.	20,500	276,881
Ono Pharmaceutical Co. Ltd.	25,600	483,633
Oriental Land Co. Ltd.	51,900	1,869,501
ORIX Corp.	15,300	285,264
Osaka Gas Co. Ltd.	16,400	261,816
Otsuka Corp.	8,000	356,544
Otsuka Holdings Co. Ltd.	14,700	558,478
Pan Pacific International Holdings Corp.	12,800	255,042
Panasonic Holdings Corp.	30,800	354,510
Recruit Holdings Co. Ltd.	7,900	281,418
Ricoh Co. Ltd.	34,600	281,865
Rohm Co. Ltd.(2)	3,100	258,564
Rohto Pharmaceutical Co. Ltd.	10,300	267,969
SCREEN Holdings Co. Ltd.	2,500	254,529
SCSK Corp.	18,500	320,686
Sega Sammy Holdings, Inc.	13,400	267,421
Shin-Etsu Chemical Co. Ltd.	65,900	2,100,480
37

Quality Diversified International ETF
	Shares	Value
Softbank Corp.	24,400	$279,836
Sojitz Corp.(2)	53,300	1,145,129
Subaru Corp.	28,500	547,866
SUMCO Corp.	36,400	486,149
Sumitomo Mitsui Trust Holdings, Inc.	7,400	277,195
Suntory Beverage & Food Ltd.	7,100	228,438
Tokyo Gas Co. Ltd.	25,600	592,398
Toyo Suisan Kaisha Ltd.	5,300	218,527
Toyota Tsusho Corp.	5,900	351,219
Trend Micro, Inc.	5,500	233,429
Yakult Honsha Co. Ltd.	3,400	178,139
ZOZO, Inc.	10,700	213,690
		41,117,162
Netherlands — 3.3%
Adyen NV(1)	134	111,893
ASM International NV	1,267	609,895
ASML Holding NV	1,882	1,237,468
Coca-Cola Europacific Partners PLC	4,583	293,816
Heineken NV(2)	4,958	481,969
ING Groep NV	21,166	299,901
JDE Peet's NV	16,508	459,491
Koninklijke Ahold Delhaize NV	45,666	1,493,735
Koninklijke Vopak NV	7,415	267,339
OCI NV(1)	21,582	545,836
Randstad NV	18,484	1,084,735
Wolters Kluwer NV	2,217	267,127
		7,153,205
Norway — 1.9%
Aker BP ASA	23,954	651,498
Equinor ASA	38,560	1,184,224
Kongsberg Gruppen ASA	5,939	246,355
Mowi ASA	15,205	275,626
Norsk Hydro ASA	79,542	440,098
Telenor ASA	25,408	272,027
Yara International ASA	28,971	1,055,973
		4,125,801
Portugal — 0.5%
Jeronimo Martins SGPS SA	37,838	964,565
Singapore — 1.2%
Genting Singapore Ltd.	1,084,700	701,799
Jardine Cycle & Carriage Ltd.	65,900	1,628,301
Singapore Airlines Ltd.(2)	63,600	323,161
		2,653,261
South Korea — 0.7%
Coupang, Inc.(1)	39,116	742,422
HYBE Co. Ltd.(1)	489	93,370
Kia Corp.	4,608	279,309
Samsung SDI Co. Ltd.	717	332,546
		1,447,647
Spain — 3.8%
Aena SME SA	5,963	937,366
38

Quality Diversified International ETF
	Shares	Value
Banco Bilbao Vizcaya Argentaria SA	389,286	$3,071,423
Banco de Sabadell SA	493,991	571,331
CaixaBank SA	59,852	242,415
Endesa SA	13,668	283,856
Industria de Diseno Textil SA	20,170	772,740
Mapfre SA	535,924	1,133,594
Repsol SA	35,358	546,497
Telefonica SA	152,848	633,352
		8,192,574
Sweden — 3.3%
AddTech AB, B Shares	10,700	180,773
Assa Abloy AB, Class B	36,954	831,684
Boliden AB	7,202	191,505
Epiroc AB, A Shares	13,074	250,830
Evolution AB	4,315	466,697
Getinge AB, B Shares	11,331	196,449
H & M Hennes & Mauritz AB, B Shares(2)	20,874	318,704
Industrivarden AB, C Shares	9,745	253,378
Indutrade AB	10,785	206,982
Lifco AB, B Shares	10,759	196,744
Nibe Industrier AB, B Shares	54,932	411,170
Nordea Bank Abp	22,307	244,379
Saab AB, B Shares	4,507	237,583
SKF AB, B Shares	16,446	266,283
SSAB AB, B Shares	119,936	663,800
Swedbank AB, A Shares	31,350	554,823
Swedish Orphan Biovitrum AB(1)(2)	10,916	210,552
Telefonaktiebolaget LM Ericsson, B Shares	212,945	1,092,831
Volvo AB, B Shares	14,118	284,529
		7,059,696
Switzerland — 4.6%
Belimo Holding AG	482	253,532
Cie Financiere Richemont SA, Class A	2,270	321,980
DKSH Holding AG	3,615	276,266
Flughafen Zurich AG	1,188	244,482
Julius Baer Group Ltd.	4,266	296,101
Kuehne + Nagel International AG	1,687	506,851
Logitech International SA	7,741	535,542
Novartis AG	36,949	3,718,610
Partners Group Holding AG	1,092	1,177,072
PSP Swiss Property AG	2,427	294,869
Roche Holding AG, Bearer Shares	1,520	473,721
Sika AG	1,635	462,022
Sonova Holding AG	856	226,183
Straumann Holding AG	3,584	541,863
Swatch Group AG, Bearer Shares	877	246,209
VAT Group AG	779	311,325
		9,886,628
Taiwan — 1.4%
Accton Technology Corp.	27,000	402,687
Airtac International Group	6,000	172,838
39

Quality Diversified International ETF
	Shares	Value
Global Unichip Corp.	6,000	$273,077
MediaTek, Inc.	36,000	793,924
momo.com, Inc.	4,180	68,179
Taiwan Semiconductor Manufacturing Co. Ltd.	40,000	687,318
Unimicron Technology Corp.	52,000	300,887
Voltronic Power Technology Corp.	5,000	226,938
		2,925,848
United Kingdom — 13.7%
3i Group PLC	26,040	655,725
Anglo American PLC	9,453	251,371
Ashtead Group PLC	15,259	1,064,441
Associated British Foods PLC	11,473	289,003
AstraZeneca PLC	5,787	777,325
BAE Systems PLC	25,416	323,489
Barratt Developments PLC	47,343	271,392
Beazley PLC	32,767	226,235
BP PLC	46,202	285,495
British American Tobacco PLC	44,978	1,489,867
Burberry Group PLC	9,758	269,415
Centrica PLC	178,013	341,672
Coca-Cola HBC AG	18,833	542,520
Compass Group PLC	33,136	835,581
ConvaTec Group PLC	103,270	303,111
DCC PLC	4,572	250,166
Diploma PLC	6,494	257,142
DS Smith PLC	69,210	273,229
easyJet PLC(1)	37,421	199,903
Endeavour Mining PLC	9,385	194,132
Evraz PLC(1)(3)	199,959	25
Glencore PLC	216,675	1,153,836
GSK PLC	118,554	2,076,584
Halma PLC	7,321	198,461
Hikma Pharmaceuticals PLC	21,535	594,864
Hiscox Ltd.	15,048	189,863
Howden Joinery Group PLC	31,926	298,589
HSBC Holdings PLC	373,103	2,752,458
IMI PLC	11,064	209,967
Imperial Brands PLC	71,184	1,611,718
InterContinental Hotels Group PLC	5,324	400,446
J Sainsbury PLC	93,924	321,197
JD Sports Fashion PLC	253,813	465,873
Kingfisher PLC	90,664	268,682
Legal & General Group PLC	92,148	254,595
Mondi PLC	16,822	279,427
NatWest Group PLC	102,567	298,273
Pearson PLC	26,238	278,089
RELX PLC	7,687	250,556
Rightmove PLC	33,683	238,416
Rio Tinto PLC	20,612	1,269,382
RS Group PLC	26,386	253,553
Shell PLC(2)	116,590	3,611,328
40

Quality Diversified International ETF
	Shares	Value
Smith & Nephew PLC	17,487	$235,987
Spectris PLC	5,075	213,476
Standard Chartered PLC	68,535	616,658
Taylor Wimpey PLC	183,390	265,035
Tesco PLC	91,901	309,181
Unilever PLC	5,389	275,212
Wise PLC, Class A(1)	33,145	268,291
WPP PLC	83,422	808,643
		29,369,879
United States — 0.6%
Autoliv, Inc.	3,181	310,465
Noble Corp. PLC	5,786	305,154
NXP Semiconductors NV	2,667	548,655
Waste Connections, Inc.	1,612	220,828
		1,385,102
TOTAL COMMON STOCKS (Cost $193,125,151)		212,386,506
RIGHTS†
Canada†
Constellation Software, Inc.(1)	966	536
Sweden†
Swedish Orphan Biovitrum AB(1)(2)	10,916	9,861
TOTAL RIGHTS (Cost $429)		10,397
WARRANTS†
Canada†
Constellation Software, Inc.(1) (Cost $—)	966	7
SHORT-TERM INVESTMENTS — 2.0%
Money Market Funds — 2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	484,013	484,013
State Street Navigator Securities Lending Government Money Market Portfolio(4)	3,771,087	3,771,087
TOTAL SHORT-TERM INVESTMENTS (Cost $4,255,100)		4,255,100
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $197,380,680)		216,652,010
OTHER ASSETS AND LIABILITIES — (1.3)%		(2,812,048)
TOTAL NET ASSETS — 100.0%		$213,839,962

41

Quality Diversified International ETF

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	16.1%
Financials	15.5%
Consumer Discretionary	13.5%
Health Care	12.9%
Consumer Staples	10.4%
Information Technology	9.9%
Materials	7.8%
Energy	6.6%
Communication Services	3.2%
Utilities	2.8%
Real Estate	0.6%
Short-Term Investments	2.0%
Other Assets and Liabilities	(1.3)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $6,644,451. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Security may be subject to resale, redemption or transferability restrictions.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $7,001,218, which includes securities collateral of $3,230,131.

See Notes to Financial Statements.
42

AUGUST 31, 2023

Quality Preferred ETF
	Shares/ Principal Amount	Value
PREFERRED STOCKS — 76.3%
Automobiles — 1.9%
Ford Motor Co., 6.00%(1)	11,556	$269,602
Ford Motor Co., 6.20%	7,513	182,641
General Motors Financial Co., Inc., Series C, 5.70%(1)	289,000	248,689
		700,932
Banks — 18.4%
Bank of America Corp., 5.875%	464,000	428,806
Bank of America Corp., 5.875%	7,072	170,647
Bank of America Corp., 6.00%(1)	13,375	327,955
Bank of America Corp., 6.125%	294,000	285,915
Bank of America Corp., 6.25%	387,000	386,033
Citigroup, Inc., 6.30%(1)	852,000	840,498
Citigroup, Inc., 6.875%	10,239	257,306
Citizens Financial Group, Inc., 6.35%	13,371	322,776
Fifth Third Bancorp, 6.00%(1)	7,287	174,159
First Citizens BancShares, Inc., 5.375%	4,565	94,678
JPMorgan Chase & Co., 5.75%	10,868	264,092
JPMorgan Chase & Co., 8.93%(1)	534,000	535,389
JPMorgan Chase & Co., Series GG, 4.75%(1)	9,358	193,617
JPMorgan Chase & Co., Series JJ, 4.55%	9,804	189,707
JPMorgan Chase & Co., Series LL, 4.625%(1)	9,755	193,052
JPMorgan Chase & Co., Series MM, 4.20%(1)	10,373	193,560
Old National Bancorp, 7.00%	6,776	159,507
PNC Financial Services Group, Inc., 6.20%(1)	472,000	441,357
Regions Financial Corp., 5.70%	6,316	129,162
Truist Financial Corp., 4.80%	266,000	236,208
USB Capital IX, 6.59%	288,000	216,960
Wells Fargo & Co., 5.90%	785,000	778,838
		6,820,222
Capital Markets — 12.3%
Affiliated Managers Group, Inc., 4.20%	7,365	119,239
Affiliated Managers Group, Inc., 5.875%	24,111	524,173
Goldman Sachs Group, Inc., 6.375%	10,501	263,050
Goldman Sachs Group, Inc., 6.38%	8,681	186,642
Morgan Stanley, 6.375%(1)	14,328	357,197
Morgan Stanley, Series A, 6.27%	18,498	396,227
Morgan Stanley, Series P, 6.50%(1)	6,462	167,366
Oaktree Capital Group LLC, 6.55%	25,925	553,499
Oaktree Capital Group LLC, 6.625%	25,631	555,680
State Street Corp., 5.625%	790,000	754,450
State Street Corp., 5.90%(1)	21,987	549,015
Stifel Financial Corp., 6.25%	5,637	130,497
		4,557,035
Consumer Finance — 0.5%
Capital One Financial Corp., 4.375%	12,051	200,288
Diversified Telecommunication Services — 2.2%
AT&T, Inc., 5.00%(1)	15,830	321,824
AT&T, Inc., 5.35%	22,260	502,853
		824,677
43

Quality Preferred ETF
	Shares/ Principal Amount	Value
Electric Utilities — 5.1%
Duke Energy Corp., 5.625%	16,969	$420,831
NextEra Energy Capital Holdings, Inc., 5.65%	7,917	198,955
SCE Trust VI, 5.00%	15,208	288,648
Southern Co., 4.20%	48,349	981,968
		1,890,402
Financial Services — 3.1%
Apollo Asset Management, Inc., 6.375%	37,006	925,150
Equitable Holdings, Inc., 5.25%(1)	11,281	224,830
		1,149,980
Food Products — 0.9%
CHS, Inc., 6.75%	6,724	170,117
CHS, Inc., 7.10%	6,650	171,437
		341,554
Insurance — 13.8%
American Equity Investment Life Holding Co., 5.95%	8,333	174,910
American Equity Investment Life Holding Co., 6.625%	4,013	93,503
Arch Capital Group Ltd., 5.45%	7,914	169,676
Aspen Insurance Holdings Ltd., 5.625%	7,914	144,035
Athene Holding Ltd., 4.875%	5,826	98,984
Athene Holding Ltd., 5.625%	14,288	286,617
Athene Holding Ltd., 6.35%	5,958	131,612
Athene Holding Ltd., 6.375%(1)	6,180	150,792
Axis Capital Holdings Ltd., 5.50%	8,059	159,085
Brighthouse Financial, Inc., 5.375%	8,750	152,863
Brighthouse Financial, Inc., 6.60%	11,556	259,317
Enstar Group Ltd., 7.00%	13,587	327,039
Hartford Financial Services Group, Inc., 6.00%(1)	21,980	550,599
MetLife, Inc., 5.625%(1)	36,136	861,844
MetLife, Inc., 6.55%	4,232	95,601
Progressive Corp., 8.09%	405,000	402,748
Prudential Financial, Inc., 4.125%(1)	8,134	159,914
Prudential Financial, Inc., 5.95%	7,502	185,374
RenaissanceRe Holdings Ltd., 5.75%	23,317	523,700
W R Berkley Corp., 5.10%	4,521	93,087
W R Berkley Corp., 5.70%	4,703	105,629
		5,126,929
Mortgage Real Estate Investment Trusts (REITs) — 5.8%
AGNC Investment Corp., 6.125%	15,695	342,622
AGNC Investment Corp., 6.50%	14,958	358,094
Annaly Capital Management, Inc., 6.50%	11,693	295,131
Chimera Investment Corp., 7.75%	7,247	145,810
Chimera Investment Corp., 8.00%	13,449	289,019
MFA Financial, Inc., 6.50%	12,831	252,771
Rithm Capital Corp., 6.375%	22,489	465,747
		2,149,194
Multi-Utilities — 5.3%
Algonquin Power & Utilities Corp., 6.20%	5,795	140,529
Algonquin Power & Utilities Corp., 6.875%	11,299	287,899
CMS Energy Corp., 5.875%	10,165	244,875
44

Quality Preferred ETF
	Shares/ Principal Amount	Value
CMS Energy Corp., 5.875%	7,184	$171,338
Dominion Energy, Inc., Series C, 4.35%	391,000	332,251
DTE Energy Co., 4.375%	7,353	152,942
NiSource, Inc., 6.50%	11,690	291,081
Sempra, 4.875%	342,000	324,315
		1,945,230
Real Estate Management and Development — 0.8%
Brookfield Property Partners LP, 5.75%	22,548	297,408
Residential REITs — 0.5%
American Homes 4 Rent, Series G, 5.875%	7,714	172,485
Retail REITs — 0.4%
Kimco Realty Corp., 5.25%	6,864	155,401
Specialized REITs — 3.5%
Digital Realty Trust, Inc., 5.25%(1)	5,639	118,306
Public Storage, 5.05%(1)	7,120	171,521
Public Storage, 5.15%(1)	10,902	262,302
Public Storage, Series L, 4.625%	12,072	254,599
Public Storage, Series P, 4.00%(1)	13,833	253,144
Public Storage, Series R, 4.00%	14,115	251,670
		1,311,542
Trading Companies and Distributors — 1.2%
Triton International Ltd., 6.875%	11,970	282,612
WESCO International, Inc., 10.625%	5,928	161,656
		444,268
Wireless Telecommunication Services — 0.6%
United States Cellular Corp., 6.25%	11,957	228,020
TOTAL PREFERRED STOCKS (Cost $29,850,435)		28,315,567
CORPORATE BONDS — 13.1%
Insurance — 8.9%
Allstate Corp., VRN, 8.56%, (3-month LIBOR plus 2.94%), 8/15/53	$567,000	559,913
Allstate Corp., VRN, 6.50%, 5/15/67	852,000	817,307
Nippon Life Insurance Co., VRN, 5.10%, 10/16/44(2)	363,000	356,262
Prudential Financial, Inc., VRN, 6.00%, 9/1/52(1)	1,105,000	1,057,518
Sumitomo Life Insurance Co., VRN, 6.50%, 9/20/73(2)	513,000	512,397
		3,303,397
Multi-Utilities — 2.2%
CMS Energy Corp., VRN, 4.75%, 6/1/50	372,000	325,843
Dominion Energy, Inc., VRN, 5.75%, 10/1/54	517,000	498,385
		824,228
Oil, Gas and Consumable Fuels — 1.3%
Enbridge, Inc., VRN, 5.50%, 7/15/77	150,000	134,940
Transcanada Trust, VRN, 5.30%, 3/15/77	397,000	347,375
		482,315
Wireless Telecommunication Services — 0.7%
Vodafone Group plc, VRN, 4.125%, 6/4/81	319,000	249,538
TOTAL CORPORATE BONDS (Cost $4,891,125)		4,859,478
45

Quality Preferred ETF
	Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS — 15.5%
Money Market Funds — 15.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,510,441	$3,510,441
State Street Navigator Securities Lending Government Money Market Portfolio(3)	2,241,056	2,241,056
TOTAL SHORT-TERM INVESTMENTS (Cost $5,751,497)		5,751,497
TOTAL INVESTMENT SECURITIES — 104.9% (Cost $40,493,057)		38,926,542
OTHER ASSETS AND LIABILITIES — (4.9)%		(1,808,790)
TOTAL NET ASSETS — 100.0%		$37,117,752

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	–	London Interbank Offered Rate
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,241,535. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $868,659, which represented 2.3% of total net assets.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,312,693, which includes securities collateral of $71,637.

See Notes to Financial Statements.
46

AUGUST 31, 2023

U.S. Quality Growth ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 0.2%
Howmet Aerospace, Inc.	28,787	$1,424,093
Automobiles — 0.2%
Tesla, Inc.(1)	4,162	1,074,129
Beverages — 0.8%
Coca-Cola Consolidated, Inc.	6,935	4,846,871
Monster Beverage Corp.(1)	9,938	570,541
		5,417,412
Biotechnology — 6.5%
Alkermes PLC(1)	173,294	5,058,452
Exelixis, Inc.(1)	413,186	9,251,234
Gilead Sciences, Inc.	13,789	1,054,583
Incyte Corp.(1)	205,459	13,258,269
Neurocrine Biosciences, Inc.(1)	125,676	13,684,860
Vertex Pharmaceuticals, Inc.(1)	3,034	1,056,864
		43,364,262
Broadline Retail — 0.3%
Dillard's, Inc., Class A	6,235	2,151,823
Building Products — 2.1%
AAON, Inc.	9,445	595,602
Builders FirstSource, Inc.(1)	47,539	6,895,056
Carlisle Cos., Inc.	4,051	1,065,494
Simpson Manufacturing Co., Inc.	3,697	590,633
Trane Technologies PLC	2,843	583,554
UFP Industries, Inc.	43,676	4,557,591
		14,287,930
Capital Markets — 3.2%
Affiliated Managers Group, Inc.	8,024	1,075,296
Evercore, Inc., Class A	12,672	1,774,714
FactSet Research Systems, Inc.	1,286	561,223
LPL Financial Holdings, Inc.	34,205	7,887,331
MSCI, Inc.	10,643	5,785,748
SEI Investments Co.	73,726	4,575,435
		21,659,747
Chemicals — 0.7%
CF Industries Holdings, Inc.	39,499	3,044,188
Ecolab, Inc.	3,168	582,310
Linde PLC	1,793	693,963
PPG Industries, Inc.	4,128	585,185
		4,905,646
Commercial Services and Supplies — 0.4%
Copart, Inc.(1)	13,167	590,277
Rollins, Inc.	35,984	1,423,887
Tetra Tech, Inc.	3,603	566,932
		2,581,096
Communications Equipment — 0.4%
Arista Networks, Inc.(1)	3,163	617,512
Cisco Systems, Inc.	19,053	1,092,690
F5, Inc.(1)	6,755	1,105,523
		2,815,725
47

U.S. Quality Growth ETF
	Shares	Value
Construction and Engineering — 0.6%
Comfort Systems USA, Inc.	12,635	$2,332,042
EMCOR Group, Inc.	8,131	1,823,377
		4,155,419
Construction Materials — 0.1%
Eagle Materials, Inc.	3,201	606,013
Consumer Staples Distribution & Retail — 0.8%
Casey's General Stores, Inc.	2,344	572,897
Costco Wholesale Corp.	1,110	609,701
US Foods Holding Corp.(1)	68,251	2,759,388
Walmart, Inc.	10,320	1,678,135
		5,620,121
Containers and Packaging — 0.1%
AptarGroup, Inc.	4,529	600,364
Diversified Consumer Services — 1.0%
H&R Block, Inc.	160,488	6,416,310
Electrical Equipment — 1.0%
Acuity Brands, Inc.	26,457	4,266,985
Atkore, Inc.(1)	14,787	2,276,754
		6,543,739
Electronic Equipment, Instruments and Components — 0.4%
Jabil, Inc.	16,476	1,885,184
Keysight Technologies, Inc.(1)	8,242	1,098,659
		2,983,843
Energy Equipment and Services — 0.3%
Baker Hughes Co.	16,087	582,189
ChampionX Corp.	16,049	579,208
Halliburton Co.	14,820	572,348
		1,733,745
Entertainment — 1.6%
Live Nation Entertainment, Inc.(1)	54,168	4,578,821
Netflix, Inc.(1)	13,927	6,039,862
		10,618,683
Financial Services — 0.6%
Block, Inc.(1)	10,187	587,281
Mastercard, Inc., Class A	4,691	1,935,694
Visa, Inc., Class A	6,761	1,661,042
		4,184,017
Gas Utilities — 0.8%
National Fuel Gas Co.	105,312	5,659,467
Ground Transportation — 0.1%
Uber Technologies, Inc.(1)	12,683	599,018
Health Care Equipment and Supplies — 1.4%
Align Technology, Inc.(1)	1,616	598,146
Contra Abiomed, Inc.(1)	2,586	2,638
Dexcom, Inc.(1)	44,896	4,533,598
Haemonetics Corp.(1)	6,558	588,449
IDEXX Laboratories, Inc.(1)	3,367	1,721,918
Insulet Corp.(1)	3,016	578,197
Lantheus Holdings, Inc.(1)	16,129	1,103,869
		9,126,815
48

U.S. Quality Growth ETF
	Shares	Value
Health Care Providers and Services — 3.1%
Centene Corp.(1)	16,457	$1,014,574
Cigna Group	3,727	1,029,621
CorVel Corp.(1)	2,656	574,891
Elevance Health, Inc.	2,308	1,020,159
Humana, Inc.	26,170	12,080,857
Molina Healthcare, Inc.(1)	3,308	1,025,877
Option Care Health, Inc.(1)	95,495	3,326,091
UnitedHealth Group, Inc.	2,156	1,027,507
		21,099,577
Health Care Technology — 0.1%
Veeva Systems, Inc., Class A(1)	3,040	634,448
Hotels, Restaurants and Leisure — 7.5%
Airbnb, Inc., Class A(1)	41,600	5,472,480
Booking Holdings, Inc.(1)	6,420	19,934,293
Boyd Gaming Corp.	16,182	1,082,090
Chipotle Mexican Grill, Inc.(1)	302	581,845
Expedia Group, Inc.(1)	59,600	6,460,044
Hilton Worldwide Holdings, Inc.	3,852	572,600
Marriott International, Inc., Class A	39,506	8,039,866
Starbucks Corp.	70,072	6,827,816
Texas Roadhouse, Inc.	5,399	562,036
Wingstop, Inc.	3,452	554,529
		50,087,599
Household Durables — 1.0%
Lennar Corp., Class A	9,081	1,081,456
Meritage Homes Corp.	7,776	1,081,175
NVR, Inc.(1)	173	1,103,278
PulteGroup, Inc.	13,429	1,101,984
Taylor Morrison Home Corp.(1)	23,284	1,103,662
Toll Brothers, Inc.	13,480	1,104,416
		6,575,971
Household Products — 2.0%
Clorox Co.	3,671	574,328
Kimberly-Clark Corp.	100,524	12,950,507
		13,524,835
Industrial Conglomerates — 0.1%
General Electric Co.	5,104	584,204
Insurance — 0.9%
Cincinnati Financial Corp.	5,448	576,344
Erie Indemnity Co., Class A	2,035	567,216
Everest Re Group Ltd.	2,939	1,060,039
Kinsale Capital Group, Inc.	9,045	3,605,608
Marsh & McLennan Cos., Inc.	2,954	576,000
		6,385,207
Interactive Media and Services — 3.2%
Alphabet, Inc., Class A(1)	149,719	20,387,236
Meta Platforms, Inc., Class A(1)	3,670	1,085,917
		21,473,153
IT Services — 2.4%
Amdocs Ltd.	12,079	1,077,447
49

U.S. Quality Growth ETF
	Shares	Value
Cloudflare, Inc., Class A(1)	9,461	$615,249
Cognizant Technology Solutions Corp., Class A	158,295	11,335,505
EPAM Systems, Inc.(1)	4,347	1,125,829
Gartner, Inc.(1)	1,670	583,966
MongoDB, Inc.(1)	1,571	599,022
VeriSign, Inc.(1)	5,195	1,079,469
		16,416,487
Leisure Products — 0.2%
Polaris, Inc.	9,482	1,062,838
Life Sciences Tools and Services — 1.0%
Medpace Holdings, Inc.(1)	25,618	6,923,777
Machinery — 2.8%
AGCO Corp.	53,714	6,957,574
Allison Transmission Holdings, Inc.	17,957	1,085,501
Caterpillar, Inc.	6,012	1,690,153
Donaldson Co., Inc.	17,371	1,109,486
ITT, Inc.	16,688	1,706,849
Lincoln Electric Holdings, Inc.	5,669	1,091,056
Mueller Industries, Inc.	27,683	2,136,020
Snap-on, Inc.	4,016	1,078,697
Watts Water Technologies, Inc., Class A	8,945	1,688,548
		18,543,884
Media — 0.8%
New York Times Co., Class A	39,587	1,752,516
Trade Desk, Inc., Class A(1)	48,360	3,870,251
		5,622,767
Metals and Mining — 0.5%
Commercial Metals Co.	19,473	1,096,135
Nucor Corp.	6,377	1,097,482
Steel Dynamics, Inc.	10,416	1,110,241
		3,303,858
Oil, Gas and Consumable Fuels — 3.1%
APA Corp.	24,922	1,092,580
Cheniere Energy, Inc.	3,521	574,627
Chord Energy Corp.	6,722	1,085,603
EOG Resources, Inc.	4,509	579,948
EQT Corp.	13,590	587,360
HF Sinclair Corp.	18,785	1,034,866
Marathon Petroleum Corp.	14,872	2,123,275
Ovintiv, Inc.	22,752	1,068,434
Phillips 66	14,407	1,644,703
Texas Pacific Land Corp.	5,148	9,702,693
Valero Energy Corp.	8,130	1,056,087
		20,550,176
Personal Care Products — 0.4%
elf Beauty, Inc.(1)	18,261	2,532,983
Pharmaceuticals — 0.9%
Eli Lilly & Co.	10,659	5,907,218
Professional Services — 0.9%
ExlService Holdings, Inc.(1)	20,054	586,178
Genpact Ltd.	29,115	1,086,863
50

U.S. Quality Growth ETF
	Shares	Value
Insperity, Inc.	18,313	$1,855,656
Paycom Software, Inc.	1,991	587,026
Paylocity Holding Corp.(1)	2,901	581,651
Robert Half International, Inc.	14,181	1,048,827
		5,746,201
Semiconductors and Semiconductor Equipment — 5.4%
Allegro MicroSystems, Inc.(1)	15,049	575,624
Applied Materials, Inc.	73,848	11,281,020
Axcelis Technologies, Inc.(1)	19,095	3,669,104
Broadcom, Inc.	1,894	1,747,954
KLA Corp.	22,092	11,087,312
Lam Research Corp.	1,604	1,126,650
Lattice Semiconductor Corp.(1)	25,210	2,451,925
MACOM Technology Solutions Holdings, Inc.(1)	7,116	601,729
NVIDIA Corp.	1,754	865,687
ON Semiconductor Corp.(1)	17,999	1,772,182
QUALCOMM, Inc.	9,699	1,110,826
		36,290,013
Software — 26.2%
Adobe, Inc.(1)	25,422	14,219,541
Atlassian Corp., Class A(1)	3,079	628,301
Autodesk, Inc.(1)	77,623	17,227,649
Cadence Design Systems, Inc.(1)	34,438	8,280,273
Crowdstrike Holdings, Inc., Class A(1)	3,896	635,165
Datadog, Inc., Class A(1)	6,170	595,282
DocuSign, Inc.(1)	102,304	5,145,891
Dropbox, Inc., Class A(1)	234,508	6,516,977
Dynatrace, Inc.(1)	12,559	605,344
Elastic NV(1)	9,543	590,521
Fair Isaac Corp.(1)	6,058	5,480,006
Fortinet, Inc.(1)	222,764	13,412,620
Gen Digital, Inc.	52,210	1,057,252
HubSpot, Inc.(1)	7,099	3,879,745
Manhattan Associates, Inc.(1)	85,243	17,271,937
Microsoft Corp.	47,822	15,674,139
Palantir Technologies, Inc., Class A(1)	40,074	600,309
Palo Alto Networks, Inc.(1)	24,560	5,975,448
Qualys, Inc.(1)	44,322	6,898,719
ServiceNow, Inc.(1)	29,464	17,349,287
Splunk, Inc.(1)	14,350	1,740,081
SPS Commerce, Inc.(1)	24,994	4,652,133
Synopsys, Inc.(1)	44,579	20,456,857
Tenable Holdings, Inc.(1)	14,400	653,328
Teradata Corp.(1)	60,929	2,819,185
VMware, Inc., Class A(1)	6,497	1,096,564
Workday, Inc., Class A(1)	2,520	616,140
Zoom Video Communications, Inc., Class A(1)	15,721	1,116,663
Zscaler, Inc.(1)	4,327	675,228
		175,870,585
Specialty Retail — 6.2%
AutoNation, Inc.(1)	6,757	1,061,457
51

U.S. Quality Growth ETF
	Shares	Value
Best Buy Co., Inc.	14,393	$1,100,345
Home Depot, Inc.	3,262	1,077,439
Murphy USA, Inc.	1,795	570,164
O'Reilly Automotive, Inc.(1)	605	568,518
Ross Stores, Inc.	75,607	9,209,689
TJX Cos., Inc.	166,996	15,443,790
Ulta Beauty, Inc.(1)	19,917	8,266,152
Williams-Sonoma, Inc.	30,170	4,260,004
		41,557,558
Technology Hardware, Storage and Peripherals — 2.2%
Apple, Inc.	60,788	11,420,241
Pure Storage, Inc., Class A(1)	93,008	3,403,163
		14,823,404
Textiles, Apparel and Luxury Goods — 2.1%
Crocs, Inc.(1)	22,135	2,154,621
Deckers Outdoor Corp.(1)	10,707	5,664,967
lululemon athletica, Inc.(1)	1,573	599,722
NIKE, Inc., Class B	5,805	590,427
Ralph Lauren Corp.	9,356	1,091,190
Tapestry, Inc.	127,229	4,239,270
		14,340,197
Trading Companies and Distributors — 3.2%
Applied Industrial Technologies, Inc.	6,877	1,061,602
Fastenal Co.	10,039	578,046
MSC Industrial Direct Co., Inc., Class A	83,559	8,528,031
WW Grainger, Inc.	15,883	11,342,686
		21,510,365
TOTAL COMMON STOCKS (Cost $618,599,958)		669,896,722
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,429,932)	1,429,932	1,429,932
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $620,029,890)		671,326,654
OTHER ASSETS AND LIABILITIES†		80,884
TOTAL NET ASSETS — 100.0%		$671,407,538

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
52

AUGUST 31, 2023

U.S. Quality Value ETF
	Shares	Value
COMMON STOCKS — 99.9%
Aerospace and Defense — 1.4%
Textron, Inc.	38,775	$3,013,205
Air Freight and Logistics — 0.5%
United Parcel Service, Inc., Class B	5,946	1,007,252
Automobile Components — 0.2%
Lear Corp.	2,977	428,956
Automobiles — 0.2%
Thor Industries, Inc.	4,174	437,519
Banks — 0.2%
Bank OZK	10,493	421,504
Beverages — 2.0%
Coca-Cola Co.	26,664	1,595,307
Coca-Cola Consolidated, Inc.	836	584,280
National Beverage Corp.(1)	30,850	1,582,914
PepsiCo, Inc.	2,940	523,085
		4,285,586
Biotechnology — 4.1%
Alkermes PLC(1)	15,123	441,441
Amgen, Inc.	6,639	1,701,841
Biogen, Inc.(1)	1,588	424,568
Exelixis, Inc.(1)	23,216	519,806
Gilead Sciences, Inc.	62,510	4,780,765
Incyte Corp.(1)	6,489	418,735
United Therapeutics Corp.(1)	1,834	411,476
		8,698,632
Broadline Retail — 0.9%
Dillard's, Inc., Class A	2,469	852,101
eBay, Inc.	24,603	1,101,723
		1,953,824
Building Products — 2.4%
A O Smith Corp.	6,058	439,205
Allegion PLC	7,089	806,799
Fortune Brands Innovations, Inc.	6,308	435,378
Masco Corp.	1,843	108,756
Owens Corning	22,741	3,272,657
Trane Technologies PLC	523	107,351
		5,170,146
Capital Markets — 1.1%
Affiliated Managers Group, Inc.	3,178	425,884
Evercore, Inc., Class A	3,126	437,796
Franklin Resources, Inc.	20,730	554,320
SEI Investments Co.	6,852	425,235
T. Rowe Price Group, Inc.	3,806	427,148
		2,270,383
Chemicals — 1.3%
Dow, Inc.	7,784	424,695
Ecolab, Inc.	583	107,161
LyondellBasell Industries NV, Class A	14,995	1,481,056
Olin Corp.	7,364	427,260
53

U.S. Quality Value ETF
	Shares	Value
Sherwin-Williams Co.	949	$257,862
		2,698,034
Commercial Services and Supplies — 1.4%
Cintas Corp.	2,563	1,292,188
Rollins, Inc.	40,762	1,612,952
		2,905,140
Communications Equipment — 4.0%
Cisco Systems, Inc.	75,449	4,327,000
F5, Inc.(1)	18,726	3,064,697
Juniper Networks, Inc.	40,954	1,192,581
		8,584,278
Construction and Engineering — 0.6%
EMCOR Group, Inc.	6,052	1,357,161
Consumer Finance — 0.5%
OneMain Holdings, Inc.	10,420	432,534
Synchrony Financial	16,336	527,326
		959,860
Consumer Staples Distribution & Retail — 3.9%
Kroger Co.	60,242	2,794,627
Walmart, Inc.	34,535	5,615,736
		8,410,363
Distributors — 0.9%
Genuine Parts Co.	9,563	1,470,120
LKQ Corp.	10,138	532,549
		2,002,669
Diversified Consumer Services — 1.0%
H&R Block, Inc.	55,606	2,223,128
Electrical Equipment — 1.4%
Acuity Brands, Inc.	5,846	942,843
Atkore, Inc.(1)	2,928	450,824
Eaton Corp. PLC	721	166,097
Emerson Electric Co.	1,259	123,697
Hubbell, Inc.	3,951	1,288,223
		2,971,684
Electronic Equipment, Instruments and Components — 4.1%
Jabil, Inc.	28,158	3,221,838
Keysight Technologies, Inc.(1)	3,264	435,091
TE Connectivity Ltd.	35,755	4,733,605
Trimble, Inc.(1)	7,975	436,950
		8,827,484
Entertainment — 0.2%
Activision Blizzard, Inc.	5,011	460,962
Financial Services — 2.4%
Essent Group Ltd.	8,266	415,119
FleetCor Technologies, Inc.(1)	1,591	432,322
MGIC Investment Corp.	121,369	2,133,667
Visa, Inc., Class A	1,740	427,483
Western Union Co.	104,894	1,295,441
WEX, Inc.(1)	2,248	441,013
		5,145,045
54

U.S. Quality Value ETF
	Shares	Value
Food Products — 1.9%
Archer-Daniels-Midland Co.	5,188	$411,408
Bunge Ltd.	3,718	425,042
Campbell Soup Co.	9,978	416,083
Flowers Foods, Inc.	17,758	418,378
General Mills, Inc.	7,660	518,276
Hershey Co.	2,122	455,933
Kellogg Co.	6,852	418,109
Mondelez International, Inc., Class A	1,551	110,524
Post Holdings, Inc.(1)	4,676	419,484
Seaboard Corp.	114	429,818
		4,023,055
Ground Transportation — 0.2%
XPO, Inc.(1)	6,011	448,601
Health Care Equipment and Supplies — 0.1%
IDEXX Laboratories, Inc.(1)	219	111,999
Health Care Providers and Services — 7.7%
Cardinal Health, Inc.	51,896	4,532,078
Cencora, Inc.	2,519	443,294
Centene Corp.(1)	6,516	401,711
Chemed Corp.	2,500	1,278,600
Cigna Group	1,574	434,833
CVS Health Corp.	6,268	408,486
DaVita, Inc.(1)	7,546	772,861
Elevance Health, Inc.	914	403,997
HCA Healthcare, Inc.	1,529	423,992
Henry Schein, Inc.(1)	5,470	418,674
Humana, Inc.	864	398,848
McKesson Corp.	12,798	5,276,871
Molina Healthcare, Inc.(1)	1,310	406,257
Quest Diagnostics, Inc.	3,129	411,464
UnitedHealth Group, Inc.	854	406,999
		16,418,965
Hotels, Restaurants and Leisure — 1.9%
Booking Holdings, Inc.(1)	150	465,754
Boyd Gaming Corp.	6,408	428,503
Darden Restaurants, Inc.	2,239	348,187
Expedia Group, Inc.(1)	15,734	1,705,408
Marriott International, Inc., Class A	2,339	476,010
Texas Roadhouse, Inc.	5,356	557,560
		3,981,422
Household Durables — 1.2%
Lennar Corp., Class A	4,698	559,485
Meritage Homes Corp.	3,080	428,243
NVR, Inc.(1)	90	573,960
PulteGroup, Inc.	6,036	495,314
Taylor Morrison Home Corp.(1)	9,221	437,075
		2,494,077
Household Products — 3.9%
Clorox Co.	2,700	422,415
Colgate-Palmolive Co.	22,738	1,670,561
55

U.S. Quality Value ETF
	Shares	Value
Kimberly-Clark Corp.	35,908	$4,626,027
Procter & Gamble Co.	10,929	1,686,782
		8,405,785
Industrial Conglomerates — 0.6%
3M Co.	12,426	1,325,481
Insurance — 2.0%
Axis Capital Holdings Ltd.	7,574	415,510
Everest Re Group Ltd.	1,164	419,831
Hartford Financial Services Group, Inc.	5,821	418,064
Loews Corp.	6,713	416,810
Old Republic International Corp.	15,328	419,221
Reinsurance Group of America, Inc.	2,969	411,563
Unum Group	36,203	1,780,826
		4,281,825
Interactive Media and Services — 1.6%
Alphabet, Inc., Class A(1)	4,414	601,054
Meta Platforms, Inc., Class A(1)	9,642	2,852,972
		3,454,026
IT Services — 5.3%
Accenture PLC, Class A	1,327	429,643
Akamai Technologies, Inc.(1)	13,503	1,419,030
Amdocs Ltd.	37,854	3,376,577
Cognizant Technology Solutions Corp., Class A	53,563	3,835,646
International Business Machines Corp.	3,881	569,847
VeriSign, Inc.(1)	8,230	1,710,112
		11,340,855
Leisure Products — 0.8%
Polaris, Inc.	15,019	1,683,480
Life Sciences Tools and Services — 0.5%
Medpace Holdings, Inc.(1)	3,685	995,945
Mettler-Toledo International, Inc.(1)	90	109,213
		1,105,158
Machinery — 3.9%
AGCO Corp.	3,545	459,183
Allison Transmission Holdings, Inc.	7,111	429,860
Caterpillar, Inc.	1,935	543,987
Donaldson Co., Inc.	35,269	2,252,631
Illinois Tool Works, Inc.	5,261	1,301,309
Lincoln Electric Holdings, Inc.	6,736	1,296,411
Mueller Industries, Inc.	5,664	437,034
PACCAR, Inc.	5,828	479,586
Parker-Hannifin Corp.	307	127,988
Snap-on, Inc.	1,647	442,384
Watts Water Technologies, Inc., Class A	2,425	457,767
Xylem, Inc.	1,046	108,303
		8,336,443
Media — 2.6%
Charter Communications, Inc., Class A(1)	1,179	516,543
Comcast Corp., Class A	34,517	1,614,015
Fox Corp., Class A	12,793	422,937
New York Times Co., Class A	49,056	2,171,709
56

U.S. Quality Value ETF
	Shares	Value
News Corp., Class A	20,193	$433,948
Nexstar Media Group, Inc., Class A	2,633	428,652
		5,587,804
Metals and Mining — 0.6%
Reliance Steel & Aluminum Co.	2,798	797,318
Steel Dynamics, Inc.	4,137	440,963
		1,238,281
Oil, Gas and Consumable Fuels — 3.4%
APA Corp.	11,693	512,621
Chesapeake Energy Corp.	4,931	434,964
Chord Energy Corp.	3,263	526,974
Exxon Mobil Corp.	3,919	435,754
Marathon Oil Corp.	16,332	430,348
Marathon Petroleum Corp.	19,545	2,790,440
PBF Energy, Inc., Class A	9,025	423,182
Phillips 66	12,153	1,387,386
Valero Energy Corp.	3,219	418,148
		7,359,817
Pharmaceuticals — 3.0%
Eli Lilly & Co.	2,838	1,572,819
Jazz Pharmaceuticals PLC(1)	3,041	435,958
Johnson & Johnson	25,246	4,081,773
Merck & Co., Inc.	3,808	414,996
		6,505,546
Professional Services — 2.3%
Automatic Data Processing, Inc.	417	106,172
Booz Allen Hamilton Holding Corp.	8,672	982,624
CACI International, Inc., Class A(1)	1,272	417,229
Concentrix Corp.	5,540	442,258
Genpact Ltd.	11,529	430,378
Insperity, Inc.	4,168	422,344
ManpowerGroup, Inc.	2,688	212,003
Paychex, Inc.	3,643	445,284
Robert Half International, Inc.	5,615	415,285
Science Applications International Corp.	3,536	416,046
TriNet Group, Inc.(1)	4,652	516,046
		4,805,669
Real Estate Management and Development — 0.2%
CBRE Group, Inc., Class A(1)	4,988	424,229
Semiconductors and Semiconductor Equipment — 2.9%
Allegro MicroSystems, Inc.(1)	11,067	423,313
Applied Materials, Inc.	4,808	734,470
Axcelis Technologies, Inc.(1)	2,458	472,305
Broadcom, Inc.	1,916	1,768,257
Cirrus Logic, Inc.(1)	5,408	443,672
Lam Research Corp.	847	594,933
Microchip Technology, Inc.	5,360	438,662
ON Semiconductor Corp.(1)	5,110	503,131
Qorvo, Inc.(1)	4,213	452,434
Skyworks Solutions, Inc.	3,999	434,851
		6,266,028
57

U.S. Quality Value ETF
	Shares	Value
Software — 6.4%
Adobe, Inc.(1)	1,070	$598,494
ANSYS, Inc.(1)	348	110,967
Autodesk, Inc.(1)	2,497	554,184
Cadence Design Systems, Inc.(1)	1,828	439,524
Dolby Laboratories, Inc., Class A	5,031	424,969
Dropbox, Inc., Class A(1)	57,265	1,591,394
Fair Isaac Corp.(1)	133	120,311
Fortinet, Inc.(1)	7,167	431,525
Manhattan Associates, Inc.(1)	11,495	2,329,117
Microsoft Corp.	1,303	427,071
Qualys, Inc.(1)	9,897	1,540,468
ServiceNow, Inc.(1)	758	446,333
SPS Commerce, Inc.(1)	2,339	435,358
Synopsys, Inc.(1)	7,275	3,338,425
Teradata Corp.(1)	9,505	439,796
VMware, Inc., Class A(1)	2,573	434,271
		13,662,207
Specialized REITs — 0.2%
Weyerhaeuser Co.	12,718	416,515
Specialty Retail — 5.1%
Asbury Automotive Group, Inc.(1)	1,921	441,830
AutoNation, Inc.(1)	8,027	1,260,961
AutoZone, Inc.(1)	170	430,326
Best Buy Co., Inc.	13,162	1,006,235
Dick's Sporting Goods, Inc.	3,670	426,968
Home Depot, Inc.	5,168	1,706,990
Murphy USA, Inc.	1,321	419,603
O'Reilly Automotive, Inc.(1)	820	770,554
Penske Automotive Group, Inc.	4,225	694,168
Ross Stores, Inc.	3,506	427,066
TJX Cos., Inc.	1,180	109,126
Ulta Beauty, Inc.(1)	2,844	1,180,345
Williams-Sonoma, Inc.	14,389	2,031,727
		10,905,899
Technology Hardware, Storage and Peripherals — 3.7%
Apple, Inc.	27,730	5,209,635
Dell Technologies, Inc., Class C	7,349	413,308
Hewlett Packard Enterprise Co.	38,677	657,122
HP, Inc.	42,468	1,261,724
NetApp, Inc.	6,143	471,168
		8,012,957
Textiles, Apparel and Luxury Goods — 0.6%
PVH Corp.	5,259	439,653
Skechers USA, Inc., Class A(1)	8,597	432,515
Tapestry, Inc.	12,595	419,665
		1,291,833
Tobacco — 0.4%
Altria Group, Inc.	9,603	424,644
Philip Morris International, Inc.	4,430	425,546
		850,190
58

U.S. Quality Value ETF
	Shares	Value
Trading Companies and Distributors — 2.2%
Applied Industrial Technologies, Inc.	3,131	$483,332
MSC Industrial Direct Co., Inc., Class A	27,392	2,795,628
Watsco, Inc.	316	115,198
WW Grainger, Inc.	1,929	1,377,576
		4,771,734
TOTAL COMMON STOCKS (Cost $194,628,826)		213,742,696
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $935,504)	935,504	935,504
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $195,564,330)		214,678,200
OTHER ASSETS AND LIABILITIES — (0.3)%		(651,903)
TOTAL NET ASSETS — 100.0%		$214,026,297

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
59

Statements of Assets and Liabilities

AUGUST 31, 2023
	Low Volatility ETF	Quality Convertible Securities ETF
Assets
Investment securities, at value (cost of $8,790,087 and $25,365,758, respectively) — including $— and $958,710, respectively of securities on loan	$9,573,245	$24,489,556
Investment made with cash collateral received for securities on loan, at value (cost of $— and $940,664, respectively)	—	940,664
Total investment securities, at value (cost of $8,790,087 and $26,306,422, respectively)	9,573,245	25,430,220
Dividends and interest receivable	13,273	86,634
Securities lending receivable	—	1,464
	9,586,518	25,518,318

Liabilities
Payable for collateral received for securities on loan	—	940,664
Accrued management fees	2,338	6,520
	2,338	947,184

Net Assets	$9,584,180	$24,571,134

Shares outstanding (unlimited number of shares authorized)	210,000	600,000

Net Asset Value Per Share	$45.64	$40.95

Net Assets Consist of:
Capital paid in	$9,504,745	$29,118,143
Distributable earnings (loss)	79,435	(4,547,009)
	$9,584,180	$24,571,134

See Notes to Financial Statements.
60

AUGUST 31, 2023
	Quality Diversified International ETF	Quality Preferred ETF
Assets
Investment securities, at value (cost of $193,609,593 and $38,252,001, respectively) — including $6,644,451 and $2,241,535, respectively of securities on loan	$212,880,923	$36,685,486
Investment made with cash collateral received for securities on loan, at value (cost of $3,771,087 and $2,241,056, respectively)	3,771,087	2,241,056
Total investment securities, at value (cost of $197,380,680 and $40,493,057, respectively)	216,652,010	38,926,542
Cash	349	—
Foreign currency holdings, at value (cost of $28,364 and $—, respectively)	28,204	—
Receivable for capital shares sold	—	530,251
Dividends and interest receivable	1,000,752	377,569
Securities lending receivable	848	8,200
	217,682,163	39,842,562

Liabilities
Payable for collateral received for securities on loan	3,771,087	2,241,056
Payable for investments purchased	451	474,011
Accrued management fees	70,663	9,743
	3,842,201	2,724,810

Net Assets	$213,839,962	$37,117,752

Shares outstanding (unlimited number of shares authorized)	4,850,000	1,050,000

Net Asset Value Per Share	$44.09	$35.35

Net Assets Consist of:
Capital paid in	$244,049,048	$40,765,765
Distributable earnings (loss)	(30,209,086)	(3,648,013)
	$213,839,962	$37,117,752

See Notes to Financial Statements.
61

AUGUST 31, 2023
	U.S. Quality Growth ETF	U.S. Quality Value ETF
Assets
Investment securities, at value (cost of $620,029,890 and $195,564,330, respectively)	$671,326,654	$214,678,200
Receivable for investments sold	333,292,769	55,005,672
Receivable for capital shares sold	116,954,550	17,626,420
Dividends and interest receivable	669,977	320,217
	1,122,243,950	287,630,509

Liabilities
Payable for investments purchased	338,472,097	55,923,928
Payable for capital shares redeemed	112,203,520	17,626,665
Accrued management fees	160,795	53,619
	450,836,412	73,604,212

Net Assets	$671,407,538	$214,026,297

Shares outstanding (unlimited number of shares authorized)	9,575,000	4,250,000

Net Asset Value Per Share	$70.12	$50.36

Net Assets Consist of:
Capital paid in	$685,338,637	$233,421,123
Distributable earnings (loss)	(13,931,099)	(19,394,826)
	$671,407,538	$214,026,297

See Notes to Financial Statements.
62

Statements of Operations

YEAR ENDED AUGUST 31, 2023
	Low Volatility ETF	Quality Convertible Securities ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $34 and $135, respectively)	$168,840	$225,232
Interest	2,004	373,529
Securities lending, net	—	6,807
	170,844	605,568
Expenses:
Management fees	24,801	70,901
Other expenses	4	—
	24,805	70,901

Net investment income (loss)	146,039	534,667

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(19,686)	(569,362)
Futures contract transactions	18,789	—
	(897)	(569,362)

Change in net unrealized appreciation (depreciation) on investments	852,258	543,820

Net realized and unrealized gain (loss)	851,361	(25,542)

Net Increase (Decrease) in Net Assets Resulting from Operations	$997,400	$509,125

See Notes to Financial Statements.
63

YEAR ENDED AUGUST 31, 2023
	Quality Diversified International ETF	Quality Preferred ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $930,870 and $2,375, respectively)	$7,486,731	$1,154,354
Interest	29,511	510,473
Securities lending, net	71,618	49,101
	7,587,860	1,713,928

Expenses:
Management fees	799,837	92,277
Other expenses	5,089	—
	804,926	92,277

Net investment income (loss)	6,782,934	1,621,651

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(12,128,358)	(1,724,955)
Foreign currency translation transactions	(30,716)	—
	(12,159,074)	(1,724,955)

Change in net unrealized appreciation (depreciation) on:
Investments	41,161,375	384,267
Translation of assets and liabilities in foreign currencies	35,702	—
	41,197,077	384,267

Net realized and unrealized gain (loss)	29,038,003	(1,340,688)

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,820,937	$280,963

See Notes to Financial Statements.
64

YEAR ENDED AUGUST 31, 2023
	U.S. Quality Growth ETF	U.S Quality Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $— and $928, respectively)	$3,247,388	$5,707,843
Interest	38,035	27,280
Securities lending, net	557	399
	3,285,980	5,735,522
Expenses:
Management fees	1,116,532	602,768

Net investment income (loss)	2,169,448	5,132,754

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	17,773,879	(7,442,298)
Change in net unrealized appreciation (depreciation) on investments	52,016,923	23,331,081

Net realized and unrealized gain (loss)	69,790,802	15,888,783

Net Increase (Decrease) in Net Assets Resulting from Operations	$71,960,250	$21,021,537

See Notes to Financial Statements.
65

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Low Volatility ETF		Quality Convertible Securities ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$146,039	$112,864	$534,667	$428,668
Net realized gain (loss)	(897)	(184,372)	(569,362)	(1,495,888)
Change in net unrealized appreciation (depreciation)	852,258	(853,772)	543,820	(2,374,184)
Net increase (decrease) in net assets resulting from operations	997,400	(925,280)	509,125	(3,441,404)

Distributions to Shareholders
From earnings	(128,357)	(98,904)	(618,718)	(478,670)

Capital Share Transactions
Proceeds from shares sold	2,586,097	4,872,033	19,937,523	10,241,059
Payments for shares redeemed	(1,321,272)	(2,830,681)	(19,943,974)	(7,753,296)
Other capital	—	—	48,993	26,490
Net increase (decrease) in net assets from capital share transactions	1,264,825	2,041,352	42,542	2,514,253

Net increase (decrease) in net assets	2,133,868	1,017,168	(67,051)	(1,405,821)

Net Assets
Beginning of period	7,450,312	6,433,144	24,638,185	26,044,006
End of period	$9,584,180	$7,450,312	$24,571,134	$24,638,185

Transactions in Shares of the Funds
Sold	60,000	105,000	500,000	220,000
Redeemed	(30,000)	(60,000)	(500,000)	(160,000)
Net increase (decrease) in shares of the funds	30,000	45,000	—	60,000

See Notes to Financial Statements.
66

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Quality Diversified International ETF		Quality Preferred ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$6,782,934	$6,631,579	$1,621,651	$951,620
Net realized gain (loss)	(12,159,074)	(20,740,480)	(1,724,955)	(562,701)
Change in net unrealized appreciation (depreciation)	41,197,077	(46,399,437)	384,267	(2,353,989)
Net increase (decrease) in net assets resulting from operations	35,820,937	(60,508,338)	280,963	(1,965,070)

Distributions to Shareholders
From earnings	(7,274,680)	(6,315,055)	(1,587,293)	(961,361)

Capital Share Transactions
Proceeds from shares sold	51,868,842	69,646,490	47,848,338	11,206,587
Payments for shares redeemed	(56,824,512)	(20,994,370)	(31,857,915)	(8,412,358)
Other capital	—	—	39,853	11,268
Net increase (decrease) in net assets from capital share transactions	(4,955,670)	48,652,120	16,030,276	2,805,497

Net increase (decrease) in net assets	23,590,587	(18,171,273)	14,723,946	(120,934)

Net Assets
Beginning of period	190,249,375	208,420,648	22,393,806	22,514,740
End of period	$213,839,962	$190,249,375	$37,117,752	$22,393,806

Transactions in Shares of the Funds
Sold	1,250,000	1,400,000	1,335,000	285,000
Redeemed	(1,350,000)	(400,000)	(900,000)	(210,000)
Net increase (decrease) in shares of the funds	(100,000)	1,000,000	435,000	75,000

See Notes to Financial Statements.
67

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	U.S. Quality Growth ETF		U.S. Quality Value ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$2,169,448	$1,042,873	$5,132,754	$5,092,107
Net realized gain (loss)	17,773,879	(22,578,679)	(7,442,298)	14,286,072
Change in net unrealized appreciation (depreciation)	52,016,923	(33,328,949)	23,331,081	(37,284,433)
Net increase (decrease) in net assets resulting from operations	71,960,250	(54,864,755)	21,021,537	(17,906,254)

Distributions to Shareholders
From earnings	(1,839,795)	(911,250)	(5,272,570)	(4,592,625)

Capital Share Transactions
Proceeds from shares sold	550,394,708	145,371,800	54,644,425	91,853,363
Payments for shares redeemed	(208,240,588)	(88,984,655)	(60,011,648)	(120,929,370)
Net increase (decrease) in net assets from capital share transactions	342,154,120	56,387,145	(5,367,223)	(29,076,007)

Net increase (decrease) in net assets	412,274,575	611,140	10,381,744	(51,574,886)

Net Assets
Beginning of period	259,132,963	258,521,823	203,644,553	255,219,439
End of period	$671,407,538	$259,132,963	$214,026,297	$203,644,553

Transactions in Shares of the Funds
Sold	8,375,000	2,125,000	1,125,000	1,825,000
Redeemed	(3,100,000)	(1,250,000)	(1,225,000)	(2,400,000)
Net increase (decrease) in shares of the funds	5,275,000	875,000	(100,000)	(575,000)

See Notes to Financial Statements.
68

Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Low Volatility ETF (Low Volatility ETF), American Century Quality Convertible Securities ETF (Quality Convertible Securities ETF), American Century Quality Diversified International ETF (Quality Diversified International ETF), American Century Quality Preferred ETF (Quality Preferred ETF), American Century U.S. Quality Growth ETF (formerly American Century STOXX® U.S. Quality Growth ETF) (U.S. Quality Growth ETF) and American Century U.S. Quality Value ETF (formerly American Century STOXX® U.S. Quality Value ETF) (U.S. Quality Value ETF) are six funds in a series issued by the trust. Low Volatility ETF’s investment objective is to seek capital appreciation. Quality Convertible Securities ETF’s investment objective is to seek total return. Quality Preferred ETF's investment objective is to seek current income and capital appreciation. Quality Diversified International ETF, U.S. Quality Growth ETF and U.S. Quality Value ETF's investment objectives are to seek to provide investment results that closely correspond, before fees and expenses, to the performance of each fund's underlying index. Shares of Low Volatility ETF, Quality Diversified International ETF, U.S. Quality Growth ETF and U.S. Quality Value ETF are listed for trading on the NYSE Arca, Inc. Shares of Quality Convertible Securities ETF and Quality Preferred ETF are listed for trading on the Cboe BZX Exchange, Inc.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
69

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the funds to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly for Quality Convertible Securities ETF and Quality Preferred ETF. Distributions from net investment income, if any, are generally declared and paid quarterly for Low Volatility ETF, U.S. Quality Growth ETF and U.S. Quality Value ETF. Distributions from net investment income, if any, are generally declared and paid semiannually for Quality Diversified International ETF. Distributions from net realized gains, if any, are generally declared and paid annually for all funds.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
70

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Quality Convertible Securities ETF
Convertible Bonds	$611,714	—	—	—	$611,714
Convertible Preferred Stocks	328,950	—	—	—	328,950
Total Borrowings	$940,664	—	—	—	$940,664
Gross amount of recognized liabilities for securities lending transactions					$940,664

Quality Diversified International ETF
Common Stocks	$3,770,930	—	—	—	$3,770,930
Rights	157	—	—	—	157
Total Borrowings	$3,771,087	—	—	—	$3,771,087
Gross amount of recognized liabilities for securities lending transactions					$3,771,087

Quality Preferred ETF
Corporate Bonds	$315,433	—	—	—	$315,433
Preferred Stocks	1,925,623	—	—	—	1,925,623
Total Borrowings	$2,241,056	—	—	—	$2,241,056
Gross amount of recognized liabilities for securities lending transactions					$2,241,056
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

71

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 33%, 13% and 46% of the shares of Quality Diversified International ETF, U.S. Quality Growth ETF and U.S. Quality Value ETF, respectively. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 31% of the shares of Low Volatility ETF. ACIM owns 48% of the shares of Low Volatility ETF. Related parties do not invest in the funds for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Low Volatility ETF	0.29%
Quality Convertible Securities ETF	0.32%
Quality Diversified International ETF	0.39%
Quality Preferred ETF	0.32%
U.S. Quality Growth ETF	0.29%
U.S. Quality Value ETF	0.29%

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2023 were as follows:

	Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF	Quality Preferred ETF	U.S. Quality Growth ETF	U.S. Quality Value ETF
Purchases	$15,004,750	$15,904,138	$270,775,637	$23,616,010	$795,334,465	$392,924,163
Sales	$15,195,993	$8,859,597	$240,911,599	$20,929,500	$792,697,194	$387,672,731

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Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2023 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Low Volatility ETF	$2,450,722	$972,857	$174,322
Quality Convertible Securities ETF	$10,485,236	$18,086,772	$504,312
Quality Diversified International ETF	$17,227,259	$51,207,935	$10,935,917
Quality Preferred ETF	$33,339,055	$21,338,188	$(228,580)
U.S. Quality Growth ETF	$539,293,543	$200,218,078	$35,699,383
U.S. Quality Value ETF	$50,088,323	$58,100,972	$10,421,388
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds' portfolio holdings.

Low Volatility ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$9,515,542	—	—
Short-Term Investments	57,703	—	—
	$9,573,245	—	—

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Quality Convertible Securities ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Convertible Bonds	—	$19,139,918	—
Convertible Preferred Stocks	—	2,428,578	—
Common Stocks	$1,502,371	—	—
Short-Term Investments	2,359,353	—	—
	$3,861,724	$21,568,496	—

Quality Diversified International ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$7,893,919	$204,492,587	—
Rights	—	10,397	—
Warrants	—	7	—
Short-Term Investments	4,255,100	—	—
	$12,149,019	$204,502,991	—

Quality Preferred ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Preferred Stocks	$22,103,110	$6,212,457	—
Corporate Bonds	—	4,859,478	—
Short-Term Investments	5,751,497	—	—
	$27,854,607	$11,071,935	—

U.S. Quality Growth ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$669,896,722	—	—
Short-Term Investments	1,429,932	—	—
	$671,326,654	—	—

U.S. Quality Value ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$213,742,696	—	—
Short-Term Investments	935,504	—	—
	$214,678,200	—	—

74

7. Derivative Instruments

Equity Price Risk — The funds are subject to equity price risk in the normal course of pursuing their investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The funds' average notional exposure to equity price risk derivative instruments held during the period were as follows:

Futures Contracts Sold
Low Volatility ETF	$263,565

At period end, Low Volatility ETF did not have any derivative instruments disclosed on the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Low Volatility ETF
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$18,789	Change in net unrealized appreciation (depreciation) on futures contracts	—

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The funds may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

75

Quality Diversified International ETF, U.S. Quality Growth ETF and U.S. Quality Value ETF are not actively managed and do not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the funds generally will not buy or sell securities unless they are added or removed from their respective indexes, even if the security is underperforming. If the funds' respective indexes have high portfolio turnover, the funds may also have high portfolio turnover.

A fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 were as follows:

	2023		2022
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Low Volatility ETF	$128,357	—	$98,904	—
Quality Convertible Securities ETF	$618,718	—	$478,670	—
Quality Diversified International ETF	$7,274,680	—	$6,315,055	—
Quality Preferred ETF	$1,587,293	—	$961,361	—
U.S. Quality Growth ETF	$1,839,795	—	$911,250	—
U.S. Quality Value ETF	$5,272,570	—	$4,592,625	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF	Quality Preferred ETF	U.S. Quality Growth ETF	U.S. Quality Value ETF
Capital paid in	$170,526	$415,334	$10,587,455	$(196,913)	$35,349,431	$9,272,735
Distributable earnings (loss)	$(170,526)	$(415,334)	$(10,587,455)	$196,913	$(35,349,431)	$(9,272,735)

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF
Federal tax cost of investments	$8,860,786	$26,389,736	$199,721,291
Gross tax appreciation of investments	$835,903	$932,507	$24,377,708
Gross tax depreciation of investments	(123,444)	(1,892,023)	(7,446,989)
Net tax appreciation (depreciation) of investments	712,459	(959,516)	16,930,719
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	—	—	(295)
Net tax appreciation (depreciation)	$712,459	$(959,516)	$16,930,424
Undistributed ordinary income	$34,045	$156,558	$2,023,658
Accumulated short-term capital losses	$(667,069)	$(2,678,963)	$(40,299,840)
Accumulated long-term capital losses	—	$(1,065,088)	$(8,863,328)

76

	Quality Preferred ETF	U.S. Quality Growth ETF	U.S. Quality Value ETF
Federal tax cost of investments	$40,757,866	$620,998,480	$197,157,624
Gross tax appreciation of investments	$154,332	$53,921,647	$19,058,279
Gross tax depreciation of investments	(1,985,656)	(3,593,473)	(1,537,703)
Net tax appreciation (depreciation) of investments	$(1,831,324)	$50,328,174	$17,520,576
Undistributed ordinary income	$294,690	$325,552	$584,346
Accumulated short-term capital losses	$(1,157,138)	$(56,999,648)	$(30,805,797)
Accumulated long-term capital losses	$(954,241)	$(7,585,177)	$(6,693,951)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and deemed dividends.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
77

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Low Volatility ETF
2023	$41.39	0.74	4.16	4.90	(0.65)	$45.64	11.96%	0.29%	1.71%	176%	$9,584
2022	$47.65	0.68	(6.35)	(5.67)	(0.59)	$41.39	(11.98)%	0.29%	1.52%	167%	$7,450
2021(4)	$39.84	0.34	7.70	8.04	(0.23)	$47.65	20.26%	0.29%(5)	1.24%(5)	61%	$6,433

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)January 12, 2021 (fund inception) through August 31, 2021.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Quality Convertible Securities ETF
2023	$41.06	0.97	(0.05)	0.92	(1.12)	0.09	$40.95	2.56%	0.32%	2.41%	46%	$24,571
2022	$48.23	0.80	(7.10)	(6.30)	(0.92)	0.05	$41.06	(13.13)%	0.32%	1.79%	64%	$24,638
2021(4)	$50.00	0.39	(1.95)	(1.56)	(0.25)	0.04	$48.23	(3.03)%	0.32%(5)	1.53%(5)	110%	$26,044

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)February 16, 2021 (fund inception) through August 31, 2021.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Quality Diversified International ETF
2023	$38.43	1.38	5.72	7.10	(1.44)	$44.09	18.67%	0.39%	3.31%	119%	$213,840
2022	$52.76	1.45	(14.40)	(12.95)	(1.38)	$38.43	(24.82)%	0.39%	3.15%	108%	$190,249
2021	$43.09	1.17	9.56	10.73	(1.06)	$52.76	25.04%	0.39%	2.37%	107%	$208,421
2020	$37.44	0.78	5.42	6.20	(0.55)	$43.09	16.67%	0.39%	2.00%	118%	$101,271
2019(4)	$39.85	0.98	(2.69)	(1.71)	(0.70)	$37.44	(4.32)%	0.39%(5)	2.67%(5)	119%	$18,719

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Quality Preferred ETF
2023	$36.41	1.99	(1.02)	0.97	(2.08)	0.05	$35.35	2.96%	0.32%	5.62%	77%	$37,118
2022	$41.69	1.78	(5.29)	(3.51)	(1.79)	0.02	$36.41	(8.58)%	0.32%	4.59%	51%	$22,394
2021(4)	$40.00	1.01	1.48	2.49	(0.83)	0.03	$41.69	6.35%	0.32%(5)	4.59%(5)	61%	$22,515

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)February 16, 2021 (fund inception) through August 31, 2021.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
U.S. Quality Growth ETF
2023	$60.26	0.36	9.82	10.18	(0.32)	$70.12	16.96%	0.29%	0.56%	203%	$671,408
2022	$75.48	0.30	(15.26)	(14.96)	(0.26)	$60.26	(19.83)%	0.29%	0.45%	153%	$259,133
2021	$55.96	0.23	19.44	19.67	(0.15)	$75.48	35.20%	0.29%	0.36%	162%	$258,522
2020	$41.84	0.18	14.11	14.29	(0.17)	$55.96	34.30%	0.29%	0.39%	180%	$215,439
2019(4)	$40.15	0.18	1.64	1.82	(0.13)	$41.84	4.57%	0.29%(5)	0.48%(5)	191%	$21,964

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
U.S. Quality Value ETF
2023	$46.81	1.18	3.59	4.77	(1.22)	$50.36	10.40%	0.29%	2.47%	187%	$214,026
2022	$51.82	1.19	(5.14)	(3.95)	(1.06)	$46.81	(7.70)%	0.29%	2.36%	118%	$203,645
2021	$38.76	0.83	13.02	13.85	(0.79)	$51.82	36.16%	0.29%	1.81%	147%	$255,219
2020	$39.21	1.02	(0.47)	0.55	(1.00)	$38.76	1.55%	0.29%	2.66%	178%	$137,598
2019	$41.66	1.15	(2.68)	(1.53)	(0.92)	$39.21	(3.60)%	0.29%	2.94%	190%	$30,391

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Low Volatility ETF, American Century Quality Convertible Securities ETF, American Century Quality Diversified International ETF, American Century Quality Preferred ETF, American Century U.S. Quality Growth ETF (formerly, “American Century STOXX® U.S. Quality Growth ETF”), and American Century U.S. Quality Value ETF (formerly, “American Century STOXX® U.S. Quality Value ETF”) (the “Funds”), six of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Century Low Volatility ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and the period from January 12, 2021 (fund inception) through August 31, 2021
American Century Quality Convertible Securities ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and the period from February 16, 2021 (fund inception) through August 31, 2021
American Century Quality Diversified International ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021, and 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019
American Century Quality Preferred ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and the period from February 16, 2021 (fund inception) through August 31, 2021
American Century U.S. Quality Growth ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021, and 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019
American Century U.S. Quality Value ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, 2021, 2020, and 2019.
84

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
85

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
86

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

87

Approval of Management Agreement

At a meeting held on June 21, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Funds;
•the wide range of programs and services the Advisor and other service providers provide to the Funds and their shareholders on a routine and non-routine basis;
•the Funds’ investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Funds compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Funds;
•any collateral benefits derived by the Advisor from the management of the Funds;
•fees and expenses associated with any investment by the Funds in other funds;
•payments to intermediaries by the Funds and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.
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In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for American Century Low Volatility ETF, American Century Quality Convertible Securities ETF, and American Century Quality Preferred ETF was above each Fund’s respective benchmark for the one-year period reviewed by the Board. The performance for American Century Quality Diversified International ETF, American Century U.S. Quality Growth ETF, and American Century U.S. Quality Value ETF was below each Fund ’s respective benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.
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Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of American Century Low Volatility ETF, American Century Quality Diversified International ETF, American Century U.S. Quality Growth ETF, and American Century U.S. Quality Value ETF was below the median of the total expense ratios of each Fund’s peer expense universe and was within the range of its peer expense group. The unified fee charged to shareholders of American Century Low Volatility ETF, American Century Quality Diversified International ETF, American Century U.S. Quality Growth ETF, and American Century U.S. Quality Value ETF was below the median of the total expense ratios of each Fund’s peer expense universe and was within the range of its peer expense group. The unified fee charged to shareholders of American Century Quality Convertible Securities ETF and American Century Quality Preferred ETF was the lowest of the total expense ratios of each Fund's respective peer expense universe and its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The
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Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2023.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2023 as qualified for the corporate dividends received deduction.

Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF	Quality Preferred ETF	U.S. Quality Growth ETF	U.S. Quality Value ETF
$128,357	$244,101	$2,364	$600,703	$1,839,795	$5,272,570

For nonresident alien shareholders, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2023.

Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF	Quality Preferred ETF	U.S. Quality Growth ETF	U.S. Quality Value ETF
—	$324,179	—	$360,148	—	—

For the fiscal year ended August 31, 2023, Quality Diversified International ETF intends to pass through to shareholders foreign source income of $6,193,940 and foreign taxes paid of $598,237, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2023 are $1.2771 and $0.1233, respectively.
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Notes
95

Notes
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Contact Us	americancentury.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96948 2310

Annual Report

August 31, 2023

Avantis® Inflation Focused Equity ETF (AVIE)
Avantis® Real Estate ETF (AVRE)
Avantis® U.S. Equity ETF (AVUS)
Avantis® U.S. Large Cap Value ETF (AVLV)
Avantis® U.S. Small Cap Equity ETF (AVSC)
Avantis® U.S. Small Cap Value ETF (AVUV)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Inflation Focused Equity ETF (AVIE)
Total Returns as of August 31, 2023
	Since Inception	Inception Date
Net Asset Value	20.37%	9/27/2022
Market Price	20.35%	9/27/2022
Russell 3000 Index	24.73%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 27, 2022

Value on August 31, 2023
Net Asset Value — $12,037

Russell 3000 Index — $12,473

Total Annual Fund Operating Expenses
0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis Inflation Focused Equity ETF seeks long-term capital appreciation. The fund invests in a diverse group of U.S. companies in market sectors and industry groups the portfolio managers expect to appreciate if inflation or inflation expectations rise. Industries that may deliver better performance during periods of inflation typically include financial services, petroleum and natural gas, metal and nonmetallic mining, health care and consumer staples.

Within inflation-correlated industries, the fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. This includes securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of U.S. companies.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the fund’s inception on September 27, 2022, through August 31, 2023, Avantis Inflation Focused Equity ETF returned 20.35%* on a market price basis. On a net asset value (NAV) basis, the fund returned 20.37%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund underperformed the total U.S. stock market, as measured by the Russell 3000 Index, which returned 24.73% for the reporting period. The Russell 3000 Index is an unmanaged index generally representative of the performance of the broad U.S. stock market, including all capitalization categories.

The fund’s underperformance versus the index was largely due to the relative underperformance of the more inflation-sensitive sectors that the fund targets. The fund has no exposure to the information technology sector, which was the best-performing sector for the period.

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2023

Avantis Inflation Focused Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Short-Term Investments	0.2%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	23.7%
Insurance	10.0%
Biotechnology	9.4%
Pharmaceuticals	9.3%
Health Care Providers and Services	9.1%

5

Performance

Avantis Real Estate ETF (AVRE)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-7.04%	-8.26%	9/28/2021
Market Price	-7.05%	-8.21%	9/28/2021
S&P Global REIT Index	-4.66%	-7.54%	—
MSCI World IMI Index	14.73%	0.04%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 28, 2021

Value on August 31, 2023
Net Asset Value — $8,473

S&P Global REIT Index — $8,601

MSCI World IMI Index — $10,007

Total Annual Fund Operating Expenses
0.17%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Real Estate ETF seeks long-term capital appreciation by investing in a diverse group of global real estate securities, including real estate investment trusts (REITs) and REIT-like entities across property sectors.

The fund seeks securities of companies that it expects to have higher returns and attractive risk characteristics. It places an enhanced emphasis on securities of companies with lower levels of leverage. Conversely, the fund seeks to underweight or exclude securities with high levels of leverage, with the goal of achieving a better risk/return profile. Under normal market conditions, the fund will invest at least 80% of its assets in securities issued by REITs and other companies engaged in the real estate industry. The fund generally invests in companies located in countries included in the fund’s benchmark, the S&P Global REIT Index.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Real Estate ETF returned -7.05% on a market price basis. On a net asset value (NAV) basis, the fund returned -7.04%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund underperformed the global REIT market, as measured by the S&P Global REIT Index, which returned -4.66% for the reporting period. The S&P Global REIT Index is an unmanaged index generally representative of publicly traded equity REITs in developed and emerging markets.

The fund’s underperformance versus the index was largely due to holdings in telecommunications tower REITs, which are excluded from the benchmark and underperformed for the period.

7

Fund Characteristics

AUGUST 31, 2023

Avantis Real Estate ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Rights	—*
Short-Term Investments	1.1%
Other Assets and Liabilities	(0.7)%
*Category is less than 0.05% of total net assets.

Top Five Sectors	% of net assets
Industrial REITs	18.6%
Retail REITs	16.1%
Multi-Family Residential REITs	10.3%
Telecom Tower REITs	9.3%
Diversified REITs	8.0%

8

Performance

Avantis U.S. Equity ETF (AVUS)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	13.37%	13.01%	9/24/2019
Market Price	13.39%	13.01%	9/24/2019
Russell 3000 Index	14.76%	12.40%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2023
Net Asset Value — $16,187

Russell 3000 Index — $15,843

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Equity ETF seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. This includes securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of U.S. companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis U.S. Equity ETF returned 13.39% on a market price basis. On a net asset value (NAV) basis, the fund returned 13.37%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund underperformed the total U.S. stock market, as measured by the Russell 3000 Index, which returned 14.76% for the reporting period. The Russell 3000 Index is an unmanaged index generally representative of the performance of the broad U.S. stock market, including all capitalization categories.

The fund’s relative underperformance was largely due to the fund’s underweight versus the index in mega- and large-cap stocks, which generally outperformed their smaller peers. The fund held overweight positions in mid- and smaller-cap stocks.

Large-cap stocks, as measured by the Russell 1000 Index, returned 15.40% for the 12-month period. The Russell 2000 Index of small-cap stocks and the Russell Midcap Index returned 4.65% and 8.38%, respectively, for the period.

10

Fund Characteristics

AUGUST 31, 2023

Avantis U.S. Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Escrow Interests	—*
Short-Term Investments	0.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	7.8%
Software	6.5%
Semiconductors and Semiconductor Equipment	5.9%
Technology Hardware, Storage and Peripherals	5.3%
Banks	4.7%

11

Performance

Avantis U.S. Large Cap Value ETF (AVLV)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	14.19%	6.50%	9/21/2021
Market Price	14.21%	6.50%	9/21/2021
Russell 1000 Value Index	8.59%	3.03%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 21, 2021

Value on August 31, 2023
Net Asset Value — $11,301

Russell 1000 Value Index — $10,597

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
12

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Large Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with higher profitability and value characteristics. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of large-capitalization (large-cap) U.S. companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis U.S. Large Cap Value ETF returned 14.21% on a market price basis. On a net asset value (NAV) basis, the fund returned 14.19%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the broad U.S. large-cap value universe, as measured by the Russell 1000 Value Index, which returned 8.59% for the reporting period. The Russell 1000 Value Index is an unmanaged index generally representative of the performance of U.S. large-cap companies with lower price-to-book ratios and lower forecasted growth values.

The outperformance was largely due to the fund’s overweight versus the index in companies with the highest profitability and book-to-market characteristics, which outperformed. A corresponding underweight in companies with the lowest profitability and book-to-market characteristics, which underperformed, also aided relative results. Additionally, the exclusion of real estate investment trusts (REITs) boosted the fund’s relative performance, as REITs underperformed for the reporting period.

13

Fund Characteristics

AUGUST 31, 2023

Avantis U.S. Large Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Short-Term Investments	0.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	16.0%
Semiconductors and Semiconductor Equipment	6.6%
Interactive Media and Services	5.9%
Ground Transportation	5.8%
Specialty Retail	5.4%

14

Performance

Avantis U.S. Small Cap Equity ETF (AVSC)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	7.91%	-3.08%	1/11/2022
Market Price	7.86%	-3.10%	1/11/2022
Russell 2000 Index	4.65%	-7.06%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2022

Value on August 31, 2023
Net Asset Value — $9,501

Russell 2000 Index — $8,871

Total Annual Fund Operating Expenses
0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
15

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Small Cap Equity ETF seeks long-term capital appreciation by investing in a diverse group of U.S. small-capitalization (small-cap) companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. This includes securities of larger companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in small-cap equity securities of U.S. companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis U.S. Small Cap Equity ETF returned 7.86% on a market price basis. On a net asset value (NAV) basis, the fund returned 7.91%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the broad small-cap U.S. stock market, as measured by the Russell 2000 Index, which returned 4.65% for the reporting period. The Russell 2000 Index is an unmanaged index generally representative of the performance of U.S. small-cap stocks.

The outperformance was largely due to the fund’s underweight in companies with the lowest profitability and book-to-market characteristics, which underperformed. The fund’s relative performance also benefited from an overweight in companies with the highest profitability and book-to-market traits, which outperformed. Additionally, the exclusion of real estate investment trusts (REITs) boosted the fund’s relative results, as REITs underperformed for the reporting period.

16

Fund Characteristics

AUGUST 31, 2023

Avantis U.S. Small Cap Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Short-Term Investments	2.2%
Other Assets and Liabilities	(2.0)%

Top Five Industries	% of net assets
Banks	14.8%
Biotechnology	5.2%
Oil, Gas and Consumable Fuels	4.8%
Machinery	3.7%
Specialty Retail	3.3%

17

Performance

Avantis U.S. Small Cap Value ETF (AVUV)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	11.88%	14.84%	9/24/2019
Market Price	11.85%	14.83%	9/24/2019
Russell 2000 Value Index	2.17%	7.01%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2023
Net Asset Value — $17,243

Russell 2000 Value Index — $13,056

Total Annual Fund Operating Expenses
0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
18

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Small Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of U.S. small-capitalization (small-cap) companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of larger companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies located in the U.S.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis U.S. Small Cap Value ETF returned 11.85% on a market price basis. On a net asset value (NAV) basis, the fund returned 11.88%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund significantly outperformed the broad U.S. small-cap value universe, as measured by the Russell 2000 Value Index, which returned 2.17% for the reporting period. The Russell 2000 Value Index is an unmanaged index generally representative of the performance of U.S. small-cap companies with lower price-to-book ratios and lower forecasted growth values.
The outperformance was largely due to the fund’s overweight versus the index in companies with the highest profitability and book-to-market characteristics. A corresponding underweight in companies with the lowest profitability and book-to-market characteristics also aided relative results. Additionally, the exclusion of real estate investment trusts (REITs) boosted the fund’s relative performance, as REITs underperformed for the reporting period.

19

Fund Characteristics

AUGUST 31, 2023

Avantis U.S. Small Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Short-Term Investments	0.6%
Other Assets and Liabilities	(0.4)%

Top Five Industries	% of net assets
Banks	15.4%
Oil, Gas and Consumable Fuels	13.2%
Household Durables	6.5%
Trading Companies and Distributors	5.0%
Energy Equipment and Services	4.5%

20

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
21

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Avantis Inflation Focused Equity ETF
Actual	$1,000	$1,056.40	$1.30	0.25%
Hypothetical	$1,000	$1,023.95	$1.28	0.25%
Avantis Real Estate ETF
Actual	$1,000	$969.90	$0.84	0.17%
Hypothetical	$1,000	$1,024.35	$0.87	0.17%
Avantis U.S. Equity ETF
Actual	$1,000	$1,089.50	$0.79	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
Avantis U.S. Large Cap Value ETF
Actual	$1,000	$1,060.70	$0.78	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
Avantis U.S. Small Cap Equity ETF
Actual	$1,000	$996.60	$1.26	0.25%
Hypothetical	$1,000	$1,023.95	$1.28	0.25%
Avantis U.S. Small Cap Value ETF
Actual	$1,000	$1,013.80	$1.27	0.25%
Hypothetical	$1,000	$1,023.95	$1.28	0.25%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
22

Schedules of Investments

AUGUST 31, 2023

Avantis Inflation Focused Equity ETF
	Shares	Value
COMMON STOCKS — 99.7%
Beverages — 8.0%
Boston Beer Co., Inc., Class A(1)	6	$2,193
Brown-Forman Corp., Class A	30	2,017
Brown-Forman Corp., Class B	138	9,126
Celsius Holdings, Inc.(1)	30	5,881
Coca-Cola Co.	1,405	84,061
Coca-Cola Consolidated, Inc.	3	2,097
Constellation Brands, Inc., Class A	62	16,155
Duckhorn Portfolio, Inc.(1)	30	373
Keurig Dr Pepper, Inc.	342	11,508
MGP Ingredients, Inc.	13	1,559
Molson Coors Beverage Co., Class B	117	7,428
Monster Beverage Corp.(1)	360	20,668
National Beverage Corp.(1)	21	1,077
PepsiCo, Inc.	621	110,488
Vita Coco Co., Inc.(1)	24	679
		275,310
Biotechnology — 9.4%
AbbVie, Inc.	447	65,691
Alkermes PLC(1)	85	2,481
Alnylam Pharmaceuticals, Inc.(1)	47	9,298
Amgen, Inc.	164	42,040
Apellis Pharmaceuticals, Inc.(1)	54	2,279
Biogen, Inc.(1)	59	15,774
BioMarin Pharmaceutical, Inc.(1)	75	6,854
Bridgebio Pharma, Inc.(1)	33	987
Cerevel Therapeutics Holdings, Inc.(1)	30	711
CRISPR Therapeutics AG(1)(2)	53	2,651
Cytokinetics, Inc.(1)	57	1,992
Denali Therapeutics, Inc.(1)	6	139
Exact Sciences Corp.(1)	45	3,765
Exelixis, Inc.(1)	196	4,388
Gilead Sciences, Inc.	437	33,422
Halozyme Therapeutics, Inc.(1)	87	3,703
Horizon Therapeutics PLC(1)	57	6,426
Incyte Corp.(1)	81	5,227
Intellia Therapeutics, Inc.(1)	30	1,124
Ionis Pharmaceuticals, Inc.(1)	84	3,383
Karuna Therapeutics, Inc.(1)	15	2,816
Moderna, Inc.(1)	117	13,229
Natera, Inc.(1)	26	1,527
Neurocrine Biosciences, Inc.(1)	51	5,553
Regeneron Pharmaceuticals, Inc.(1)	33	27,274
Roivant Sciences Ltd.(1)	164	1,897
Sarepta Therapeutics, Inc.(1)	51	6,172
Seagen, Inc.(1)	63	12,982
23

Avantis Inflation Focused Equity ETF
	Shares	Value
United Therapeutics Corp.(1)	24	$5,385
Vaxcyte, Inc.(1)	25	1,298
Vertex Pharmaceuticals, Inc.(1)	92	32,047
		322,515
Chemicals — 3.7%
AdvanSix, Inc.	18	595
American Vanguard Corp.	33	456
Cabot Corp.	51	3,696
CF Industries Holdings, Inc.	172	13,256
Chemours Co.	219	7,450
Core Molding Technologies, Inc.(1)	15	407
Corteva, Inc.	362	18,285
Dow, Inc.	432	23,570
FMC Corp.	72	6,209
Hawkins, Inc.	18	1,119
Huntsman Corp.	105	2,926
Intrepid Potash, Inc.(1)	9	242
Koppers Holdings, Inc.	26	996
Kronos Worldwide, Inc.	30	252
LSB Industries, Inc.(1)	30	304
LyondellBasell Industries NV, Class A	210	20,742
Mativ Holdings, Inc.	33	541
Mosaic Co.	231	8,974
Olin Corp.	119	6,904
Origin Materials, Inc.(1)(2)	78	107
Orion SA	73	1,651
PureCycle Technologies, Inc.(1)	123	1,098
Scotts Miracle-Gro Co.	49	2,776
Trinseo PLC	21	221
Tronox Holdings PLC, Class A	78	1,064
Westlake Corp.	24	3,144
		126,985
Energy Equipment and Services — 4.7%
Archrock, Inc.	184	2,353
Baker Hughes Co.	593	21,461
Bristow Group, Inc.(1)	27	748
Cactus, Inc., Class A	64	3,414
ChampionX Corp.	203	7,326
Core Laboratories, Inc.	24	577
Diamond Offshore Drilling, Inc.(1)	135	2,007
DMC Global, Inc.(1)	21	504
Dril-Quip, Inc.(1)	39	1,076
Expro Group Holdings NV(1)	95	2,233
Halliburton Co.	483	18,654
Helix Energy Solutions Group, Inc.(1)	188	1,906
Helmerich & Payne, Inc.	96	3,839
KLX Energy Services Holdings, Inc.(1)(2)	15	156
Liberty Energy, Inc., Class A	177	2,823
Nabors Industries Ltd.(1)	9	996
Newpark Resources, Inc.(1)	47	281
NexTier Oilfield Solutions, Inc.(1)	219	2,324
24

Avantis Inflation Focused Equity ETF
	Shares	Value
Nine Energy Service, Inc.(1)	21	$97
Noble Corp. PLC	97	5,116
NOV, Inc.	336	7,100
Oceaneering International, Inc.(1)	102	2,325
Oil States International, Inc.(1)	35	274
Patterson-UTI Energy, Inc.	210	2,969
ProFrac Holding Corp., Class A(1)	27	297
ProPetro Holding Corp.(1)	118	1,138
RPC, Inc.	94	751
Schlumberger NV	615	36,260
Select Water Solutions, Inc., Class A	48	386
Solaris Oilfield Infrastructure, Inc., Class A	33	347
TechnipFMC PLC	519	9,882
TETRA Technologies, Inc.(1)	120	659
Tidewater, Inc.(1)	60	3,902
Transocean Ltd.(1)	717	5,865
US Silica Holdings, Inc.(1)	75	925
Valaris Ltd.(1)	57	4,293
Weatherford International PLC(1)	71	6,285
		161,549
Financial Services — 5.8%
Berkshire Hathaway, Inc., Class B(1)	546	196,669
Cannae Holdings, Inc.(1)	85	1,669
		198,338
Food Products — 1.6%
Alico, Inc.	12	282
Archer-Daniels-Midland Co.	348	27,596
Bunge Ltd.	108	12,347
Darling Ingredients, Inc.(1)	112	6,917
Fresh Del Monte Produce, Inc.	45	1,150
Ingredion, Inc.	57	5,866
		54,158
Health Care Providers and Services — 9.1%
AdaptHealth Corp.(1)	51	609
Cardinal Health, Inc.	183	15,982
Cencora, Inc.	105	18,478
Centene Corp.(1)	300	18,495
Elevance Health, Inc.	100	44,201
HealthEquity, Inc.(1)	51	3,445
Henry Schein, Inc.(1)	54	4,133
Humana, Inc.	78	36,007
McKesson Corp.	69	28,450
Molina Healthcare, Inc.(1)	42	13,025
Owens & Minor, Inc.(1)	58	980
Patterson Cos., Inc.	64	1,923
Progyny, Inc.(1)	57	2,128
UnitedHealth Group, Inc.	266	126,770
		314,626
Household Products — 6.7%
Central Garden & Pet Co.(1)	9	397
Central Garden & Pet Co., Class A(1)	36	1,469
25

Avantis Inflation Focused Equity ETF
	Shares	Value
Church & Dwight Co., Inc.	141	$13,644
Clorox Co.	108	16,897
Colgate-Palmolive Co.	434	31,886
Kimberly-Clark Corp.	249	32,079
Procter & Gamble Co.	831	128,256
Reynolds Consumer Products, Inc.	45	1,228
Spectrum Brands Holdings, Inc.	27	2,246
WD-40 Co.	12	2,578
		230,680
Insurance — 10.0%
Aflac, Inc.	260	19,388
Allstate Corp.	105	11,320
Ambac Financial Group, Inc.(1)	42	541
American Equity Investment Life Holding Co.(1)	48	2,577
American Financial Group, Inc.	45	5,216
American International Group, Inc.	352	20,599
AMERISAFE, Inc.	12	622
Arch Capital Group Ltd.(1)	228	17,524
Argo Group International Holdings Ltd.	15	446
Assurant, Inc.	24	3,344
Assured Guaranty Ltd.	30	1,765
Axis Capital Holdings Ltd.	54	2,962
Brighthouse Financial, Inc.(1)	51	2,533
Chubb Ltd.	134	26,917
Cincinnati Financial Corp.	80	8,463
CNA Financial Corp.	12	472
CNO Financial Group, Inc.	51	1,193
Donegal Group, Inc., Class A	21	307
Employers Holdings, Inc.	21	824
Enstar Group Ltd.(1)	3	760
Erie Indemnity Co., Class A	12	3,345
Everest Re Group Ltd.	24	8,656
F&G Annuities & Life, Inc.	9	255
Fidelity National Financial, Inc.	108	4,471
First American Financial Corp.	45	2,776
Genworth Financial, Inc., Class A(1)	435	2,519
Globe Life, Inc.	54	6,025
Greenlight Capital Re Ltd., A Shares(1)	39	430
Hanover Insurance Group, Inc.	15	1,601
Hartford Financial Services Group, Inc.	198	14,220
Horace Mann Educators Corp.	24	688
James River Group Holdings Ltd.	27	393
Kemper Corp.	41	1,926
Kinsale Capital Group, Inc.	15	5,979
Lemonade, Inc.(1)	18	248
Lincoln National Corp.	57	1,463
Loews Corp.	99	6,147
Markel Group, Inc.(1)	7	10,352
MBIA, Inc.(1)	33	260
Mercury General Corp.	12	343
MetLife, Inc.	239	15,138
26

Avantis Inflation Focused Equity ETF
	Shares	Value
National Western Life Group, Inc., Class A	12	$5,455
Old Republic International Corp.	192	5,251
Oscar Health, Inc., Class A(1)	63	395
Palomar Holdings, Inc.(1)	18	918
Primerica, Inc.	30	6,029
Principal Financial Group, Inc.	127	9,869
ProAssurance Corp.	30	530
Progressive Corp.	228	30,431
Prudential Financial, Inc.	147	13,917
Reinsurance Group of America, Inc.	47	6,515
RenaissanceRe Holdings Ltd.	24	4,509
RLI Corp.	27	3,551
Safety Insurance Group, Inc.	12	826
Selective Insurance Group, Inc.	30	2,976
SiriusPoint Ltd.(1)	66	730
Stewart Information Services Corp.	12	556
Tiptree, Inc.	30	529
Travelers Cos., Inc.	120	19,348
Trupanion, Inc.(1)(2)	12	357
United Fire Group, Inc.	18	356
Universal Insurance Holdings, Inc.	30	380
Unum Group	156	7,674
W R Berkley Corp.	111	6,866
White Mountains Insurance Group Ltd.	1	1,589
		344,565
Metals and Mining — 5.2%
Alcoa Corp.	125	3,760
Alpha Metallurgical Resources, Inc.	13	2,637
Arch Resources, Inc.	15	1,959
ATI, Inc.(1)	129	5,848
Carpenter Technology Corp.	54	3,382
Century Aluminum Co.(1)	51	379
Cleveland-Cliffs, Inc.(1)	506	7,737
Coeur Mining, Inc.(1)	292	704
Commercial Metals Co.	108	6,079
Compass Minerals International, Inc.	37	1,116
Freeport-McMoRan, Inc.	749	29,893
Gatos Silver, Inc.(1)	50	229
Haynes International, Inc.	15	732
Hecla Mining Co.	472	2,072
Ivanhoe Electric, Inc.(1)	84	1,313
Kaiser Aluminum Corp.	24	1,822
Materion Corp.	21	2,285
MP Materials Corp.(1)	51	1,068
Newmont Corp.	520	20,498
Nucor Corp.	189	32,527
Olympic Steel, Inc.	15	803
Piedmont Lithium, Inc.(1)	12	537
Ramaco Resources, Inc., Class A	36	282
Ramaco Resources, Inc., Class B	7	76
Reliance Steel & Aluminum Co.	54	15,388
27

Avantis Inflation Focused Equity ETF
	Shares	Value
Royal Gold, Inc.	50	$5,604
Ryerson Holding Corp.	32	996
Schnitzer Steel Industries, Inc., Class A	36	1,195
Steel Dynamics, Inc.	136	14,496
SunCoke Energy, Inc.	127	1,181
TimkenSteel Corp.(1)	43	942
Tredegar Corp.	33	166
United States Steel Corp.	194	6,031
Warrior Met Coal, Inc.	60	2,374
Worthington Industries, Inc.	30	2,258
		178,369
Oil, Gas and Consumable Fuels — 23.7%
Antero Midstream Corp.	213	2,582
Antero Resources Corp.(1)	192	5,313
APA Corp.	180	7,891
Ardmore Shipping Corp.	33	411
Baytex Energy Corp.(1)	112	456
Berry Corp.	42	360
California Resources Corp.	45	2,513
Callon Petroleum Co.(1)	46	1,805
Centrus Energy Corp., Class A(1)	9	427
Cheniere Energy, Inc.	121	19,747
Chesapeake Energy Corp.	81	7,145
Chevron Corp.	655	105,520
Chord Energy Corp.	27	4,360
Civitas Resources, Inc.	42	3,453
Clean Energy Fuels Corp.(1)	96	409
CNX Resources Corp.(1)	123	2,749
Comstock Resources, Inc.	75	919
ConocoPhillips	558	66,419
CONSOL Energy, Inc.	24	2,065
Coterra Energy, Inc.	501	14,123
Crescent Energy Co., Class A	24	327
CVR Energy, Inc.	24	785
Delek US Holdings, Inc.	48	1,236
Denbury, Inc.(1)	38	3,480
Devon Energy Corp.	387	19,772
DHT Holdings, Inc.	102	943
Diamondback Energy, Inc.	103	15,633
Dorian LPG Ltd.	30	774
DT Midstream, Inc.	57	2,981
Earthstone Energy, Inc., Class A(1)	48	978
EnLink Midstream LLC(1)	159	1,978
Enviva, Inc.(2)	6	55
EOG Resources, Inc.	284	36,528
EQT Corp.	234	10,113
Equitrans Midstream Corp.	348	3,341
Evolution Petroleum Corp.	26	220
Excelerate Energy, Inc., Class A	15	279
Exxon Mobil Corp.	1,482	164,784
Green Plains, Inc.(1)	39	1,211
28

Avantis Inflation Focused Equity ETF
	Shares	Value
Gulfport Energy Corp.(1)	11	$1,298
Hess Corp.	148	22,866
Hess Midstream LP, Class A	27	780
HF Sinclair Corp.	117	6,446
HighPeak Energy, Inc.(2)	15	221
International Seaways, Inc.	36	1,547
Kimbell Royalty Partners LP	36	553
Kinder Morgan, Inc.	750	12,915
Kinetik Holdings, Inc.(2)	9	316
Kosmos Energy Ltd.(1)	399	2,905
Magnolia Oil & Gas Corp., Class A	111	2,531
Marathon Oil Corp.	390	10,276
Marathon Petroleum Corp.	216	30,838
Matador Resources Co.	75	4,762
Murphy Oil Corp.	72	3,269
New Fortress Energy, Inc.(2)	27	838
NextDecade Corp.(1)	24	146
Nordic American Tankers Ltd.	156	610
Northern Oil & Gas, Inc.	66	2,761
Occidental Petroleum Corp.	350	21,976
ONEOK, Inc.	226	14,735
Overseas Shipholding Group, Inc., Class A(1)	55	242
Ovintiv, Inc.	153	7,185
Par Pacific Holdings, Inc.(1)	39	1,340
PBF Energy, Inc., Class A	90	4,220
Peabody Energy Corp.	104	2,244
Permian Resources Corp.	102	1,446
Phillips 66	224	25,572
Pioneer Natural Resources Co.	117	27,838
Plains GP Holdings LP, Class A(1)	155	2,486
Range Resources Corp.	186	6,023
REX American Resources Corp.(1)	12	474
SandRidge Energy, Inc.	27	432
Scorpio Tankers, Inc.	39	1,970
SFL Corp. Ltd.	75	847
SilverBow Resources, Inc.(1)	15	642
Sitio Royalties Corp., Class A	63	1,600
SM Energy Co.	87	3,681
Southwestern Energy Co.(1)	870	5,899
Talos Energy, Inc.(1)	57	982
Targa Resources Corp.	126	10,867
Teekay Corp.(1)	87	558
Teekay Tankers Ltd., Class A	18	732
Texas Pacific Land Corp.	3	5,654
Uranium Energy Corp.(1)	96	415
VAALCO Energy, Inc.	80	331
Valero Energy Corp.	201	26,110
Viper Energy Partners LP	42	1,168
Vital Energy, Inc.(1)	12	723
W&T Offshore, Inc.(1)	63	257
Williams Cos., Inc.	489	16,885
29

Avantis Inflation Focused Equity ETF
	Shares	Value
World Kinect Corp.	33	$723
		816,220
Personal Care Products — 0.4%
Kenvue, Inc.	610	14,060
Pharmaceuticals — 9.3%
Bristol-Myers Squibb Co.	519	31,996
Catalent, Inc.(1)	75	3,748
Elanco Animal Health, Inc.(1)	69	842
Eli Lilly & Co.	207	114,719
Intra-Cellular Therapies, Inc.(1)	38	2,110
Jazz Pharmaceuticals PLC(1)	21	3,011
Johnson & Johnson	260	42,037
Merck & Co., Inc.	508	55,362
Organon & Co.	51	1,120
Perrigo Co. PLC	49	1,715
Pfizer, Inc.	1,017	35,981
Royalty Pharma PLC, Class A	99	2,952
Viatris, Inc.	414	4,450
Zoetis, Inc.	96	18,289
		318,332
Specialized REITs — 0.7%
PotlatchDeltic Corp.	87	4,112
Rayonier, Inc.	108	3,229
Weyerhaeuser Co.	524	17,161
		24,502
Specialty Retail†
GrowGeneration Corp.(1)	21	68
Tobacco — 1.4%
Philip Morris International, Inc.	491	47,166
Universal Corp.	18	857
Vector Group Ltd.	121	1,296
		49,319
TOTAL COMMON STOCKS (Cost $3,585,954)		3,429,596
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,892	3,892
State Street Navigator Securities Lending Government Money Market Portfolio(3)	2,313	2,313
TOTAL SHORT-TERM INVESTMENTS (Cost $6,205)		6,205
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $3,592,159)		3,435,801
OTHER ASSETS AND LIABILITIES — 0.1%		5,058
TOTAL NET ASSETS — 100.0%		$3,440,859

30

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,280. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,345, which includes securities collateral of $32.

See Notes to Financial Statements.
31

AUGUST 31, 2023

Avantis Real Estate ETF
	Shares	Value
COMMON STOCKS — 99.6%
Data Center REITs — 7.6%
Digital Realty Trust, Inc.	67,474	$8,887,675
Equinix, Inc.	21,060	16,455,863
Keppel DC REIT	329,600	536,289
		25,879,827
Diversified REITs — 8.0%
Abacus Group	127,072	97,569
Abrdn Property Income Trust Ltd.	71,876	42,656
AEW UK REIT PLC(1)	36,374	45,322
Alarko Gayrimenkul Yatirim Ortakligi AS	64,285	98,643
Alexander & Baldwin, Inc.	16,026	288,628
Argosy Property Ltd.	104,604	72,878
Balanced Commercial Property Trust Ltd.	178,897	156,696
British Land Co. PLC	282,765	1,156,950
Broadstone Net Lease, Inc.	40,086	648,191
Centuria Capital Group	198,061	189,405
Charter Hall Group	127,094	886,397
Charter Hall Long Wale REIT	187,291	427,723
Cromwell European Real Estate Investment Trust	7,000	10,774
Custodian Property Income Reit PLC	123,189	124,680
D&D Platform REIT Co. Ltd.	108	255
Daiwa House REIT Investment Corp.(1)	555	1,053,205
Essential Properties Realty Trust, Inc.	37,171	892,847
Fibra Uno Administracion SA de CV	896,408	1,301,725
GPT Group	625,513	1,693,643
Growthpoint Properties Australia Ltd.	62,041	100,763
Growthpoint Properties Ltd.	1,304,729	814,100
H&R Real Estate Investment Trust	47,285	361,846
Hankyu Hanshin REIT, Inc.	186	183,061
Heiwa Real Estate REIT, Inc.	223	222,538
Hulic Reit, Inc.(1)	228	254,333
Is Gayrimenkul Yatirim Ortakligi AS(2)	314,191	224,042
Kiler Gayrimenkul Yatirim Ortakligi AS(2)	214,153	24,905
Land Securities Group PLC	185,399	1,412,720
LXI REIT PLC	422,912	499,759
Marimo Regional Revitalization REIT, Inc.	39	33,973
Menivim- The New REIT Ltd.	158,687	63,555
Merlin Properties Socimi SA	132,152	1,183,721
Mirvac Group	1,279,169	1,994,361
Mori Trust Reit, Inc.	578	292,267
Nomura Real Estate Master Fund, Inc.(1)	1,195	1,404,839
NTT UD REIT Investment Corp.	399	379,910
Nurol Gayrimenkul Yatirim Ortakligi AS(2)	26,196	8,347
Ozak Gayrimenkul Yatirim Ortakligi(2)	408,558	135,821
Peker Gayrimenkul Yatirim Ortakligi AS(2)	161,219	123,059
PRO Real Estate Investment Trust	5,499	20,267
Redefine Properties Ltd.	1,902,619	360,482
Reit 1 Ltd.	83,015	354,051
SA Corporate Real Estate Ltd.	362,674	36,025
32

Avantis Real Estate ETF
	Shares	Value
Schroder Real Estate Investment Trust Ltd.	119,271	$62,719
Sekisui House Reit, Inc.	1,051	607,142
Sella Capital Real Estate Ltd.	660	1,385
Shinhan Seobu T&D REIT Co. Ltd.	4,107	10,519
SK REITs Co. Ltd.	23,682	83,278
Stockland	801,470	2,188,933
Stride Property Group	47,017	38,893
Tokaido REIT, Inc.	35	29,517
Tokyu REIT, Inc.	237	303,658
UK Commercial Property REIT Ltd.	146,882	100,377
United Urban Investment Corp.	1,006	1,081,363
WP Carey, Inc.	45,862	2,983,323
XYMAX REIT Investment Corp.	42	33,527
Ziraat Gayrimenkul Yatirim Ortakligi AS(2)	212,245	43,412
		27,244,978
Health Care REITs — 7.3%
Aedifica SA	11,475	768,467
Assura PLC	947,517	550,052
CareTrust REIT, Inc.	23,698	477,515
Cofinimmo SA(1)	10,397	810,050
Community Healthcare Trust, Inc.	5,552	184,271
First Real Estate Investment Trust	318,800	60,130
Health Care & Medical Investment Corp.	152	154,348
Healthcare Realty Trust, Inc., Class A	64,539	1,130,723
HealthCo REIT	87,819	84,250
Healthpeak Properties, Inc.	122,561	2,522,305
Impact Healthcare Reit PLC	77,766	90,147
LTC Properties, Inc.	12,630	415,022
National Health Investors, Inc.	14,355	733,971
Omega Healthcare Investors, Inc.	59,991	1,908,914
Parkway Life Real Estate Investment Trust	111,300	316,195
Physicians Realty Trust	55,989	778,807
Primary Health Properties PLC	6,239	7,433
Universal Health Realty Income Trust	3,337	155,604
Ventas, Inc.	90,544	3,954,962
Vital Healthcare Property Trust	107,272	143,967
Welltower, Inc.	117,651	9,750,915
		24,998,048
Hotel & Resort REITs — 2.3%
Apple Hospitality REIT, Inc.	52,200	784,044
CapitaLand Ascott Trust	659,200	472,946
CDL Hospitality Trusts	243,500	185,566
DiamondRock Hospitality Co.	39,359	317,233
Far East Hospitality Trust	243,300	114,268
Frasers Hospitality Trust	153,600	54,003
Hoshino Resorts REIT, Inc.	53	228,232
Host Hotels & Resorts, Inc.	168,622	2,662,541
Hotel Property Investments Ltd.	42,241	82,478
Invincible Investment Corp.	1,637	680,065
Japan Hotel REIT Investment Corp.	1,269	643,117
Ryman Hospitality Properties, Inc.	12,880	1,095,186
33

Avantis Real Estate ETF
	Shares	Value
Sunstone Hotel Investors, Inc.	47,968	$430,753
		7,750,432
Industrial REITs — 18.6%
AIMS APAC REIT	121,650	113,398
Americold Realty Trust, Inc.	63,435	2,134,588
CapitaLand Ascendas REIT	1,087,500	2,227,318
Centuria Industrial REIT	191,143	379,546
CRE Logistics REIT, Inc.	154	178,790
Dexus Industria REIT	48,502	88,242
Dream Industrial Real Estate Investment Trust	42,136	430,029
EastGroup Properties, Inc.	11,427	2,052,632
Equites Property Fund Ltd.	174,235	116,031
ESR Kendall Square REIT Co. Ltd.	42,093	124,947
ESR-LOGOS REIT	1,490,427	341,709
FIBRA Macquarie Mexico	276,523	518,810
First Industrial Realty Trust, Inc.	31,116	1,616,165
Frasers Logistics & Commercial Trust	954,900	847,247
GLP J-Reit(1)	945	891,192
Goodman Group	457,738	6,896,849
Goodman Property Trust	336,447	434,487
Granite Real Estate Investment Trust	8,432	469,776
Industrial & Infrastructure Fund Investment Corp.	541	542,391
Innovative Industrial Properties, Inc.	7,059	616,110
Japan Logistics Fund, Inc.	230	481,785
LaSalle Logiport REIT(1)	482	492,288
LondonMetric Property PLC	309,329	708,284
LXP Industrial Trust	65,983	647,953
Mapletree Industrial Trust	535,500	910,682
Mapletree Logistics Trust(1)	1,002,200	1,245,181
Mitsubishi Estate Logistics REIT Investment Corp.(1)	116	313,912
Mitsui Fudosan Logistics Park, Inc.	134	455,978
Montea NV	4,559	365,951
Nexus Industrial REIT	9,833	58,727
Nippon Prologis REIT, Inc.	543	1,092,070
Prologis Property Mexico SA de CV	205,409	719,934
Prologis, Inc.	188,106	23,362,765
Rexford Industrial Realty, Inc.	46,826	2,503,786
Reysas Gayrimenkul Yatirim Ortakligi AS(2)	34,671	28,819
Sabana Industrial Real Estate Investment Trust	32,400	9,100
Segro PLC	308,624	2,877,075
SF Real Estate Investment Trust	22,000	7,398
SOSiLA Logistics REIT, Inc.	161	141,742
STAG Industrial, Inc.	42,388	1,548,434
Terreno Realty Corp.	19,937	1,213,964
TF Administradora Industrial S de Real de CV	288,252	539,463
Tritax Big Box REIT PLC	504,626	901,313
Urban Logistics REIT PLC	108,654	161,721
Warehouse Reit PLC	104,849	113,125
Warehouses De Pauw, CVA	45,627	1,303,863
		63,225,570
34

Avantis Real Estate ETF
	Shares	Value
Multi-Family Residential REITs — 10.3%
Advance Residence Investment Corp.	363	$874,000
Altarea SCA	1,938	190,316
Apartment Income REIT Corp.	27,056	921,527
AvalonBay Communities, Inc.	34,799	6,396,752
Boardwalk Real Estate Investment Trust	5,982	302,686
BSR Real Estate Investment Trust	6,513	78,810
Camden Property Trust	23,049	2,480,533
Canadian Apartment Properties REIT	23,482	842,342
Care Property Invest NV(1)	11,774	156,307
Comforia Residential REIT, Inc.	203	474,815
Daiwa Securities Living Investments Corp.	528	404,356
Elme Communities	22,477	345,696
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	673,681	216,304
Empiric Student Property PLC	178,228	196,758
Equity Residential	92,188	5,976,548
Essex Property Trust, Inc.	15,075	3,593,729
Home Invest Belgium SA(1)	4,139	70,078
Independence Realty Trust, Inc.	40,528	682,086
Ingenia Communities Group	109,588	294,269
InterRent Real Estate Investment Trust	21,280	193,712
Irish Residential Properties REIT PLC	221,624	238,065
Kenedix Residential Next Investment Corp.	217	336,755
Killam Apartment Real Estate Investment Trust	14,755	197,760
Mid-America Apartment Communities, Inc.	27,276	3,961,294
Minto Apartment Real Estate Investment Trust	5,389	52,925
Nippon Accommodations Fund, Inc.	160	722,159
Sinpas Gayrimenkul Yatirim Ortakligi AS(2)	4,991	597
Starts Proceed Investment Corp.	55	81,630
UDR, Inc.	79,047	3,153,975
UNITE Group PLC	103,366	1,229,373
Veris Residential, Inc.(2)	18,868	351,134
Xior Student Housing NV	1,269	37,232
		35,054,523
Office REITs — 6.0%
Alexandria Real Estate Equities, Inc.	36,121	4,202,317
Allied Properties Real Estate Investment Trust	12,706	195,310
alstria office REIT AG	19,320	100,539
AREIT, Inc.	168,110	98,692
Centuria Office REIT	58,701	48,797
Champion REIT	500,000	160,518
Cousins Properties, Inc.	30,788	723,518
Daiwa Office Investment Corp.	154	723,462
Derwent London PLC	37,285	876,623
Dexus	295,648	1,477,386
Embassy Office Parks REIT	171,102	630,812
GDI Property Group Partnership	104,721	43,358
Gecina SA	25,080	2,682,951
Great Portland Estates PLC	81,295	432,092
Halk Gayrimenkul Yatirim Ortakligi AS	176,101	38,114
Ichigo Office REIT Investment Corp.	138	84,858
35

Avantis Real Estate ETF
	Shares	Value
Japan Excellent, Inc.	401	$365,460
Japan Prime Realty Investment Corp.	203	514,410
Japan Real Estate Investment Corp.	397	1,649,854
JR Global Reit	52,742	166,106
Kenedix Office Investment Corp.	120	283,390
Keppel REIT	585,700	374,741
Mindspace Business Parks REIT	82,285	306,566
Mori Hills REIT Investment Corp.	393	395,851
Nippon Building Fund, Inc.	479	2,022,929
NSI NV	5,652	114,588
Orix JREIT, Inc.(1)	958	1,191,656
Postal Realty Trust, Inc., Class A(1)	4,316	62,280
Precinct Properties New Zealand Ltd.	414,405	303,867
Prosperity REIT	8,000	1,520
Real Commercial REIT, Inc.	354,900	30,470
Vakif Gayrimenkul Yatirim Ortakligi AS(2)	161,828	22,272
Workspace Group PLC	14,576	92,524
		20,417,831
Other Specialized REITs — 3.8%
Arena REIT	107,558	257,434
Automotive Properties Real Estate Investment Trust	4,053	31,255
Charter Hall Social Infrastructure REIT	107,185	196,271
Farmland Partners, Inc.(1)	9,904	109,934
Four Corners Property Trust, Inc.	18,078	454,843
Gaming & Leisure Properties, Inc.	57,261	2,714,171
Koramco Energy Plus Reit	8,763	36,637
Lamar Advertising Co., Class A	19,801	1,806,247
Rural Funds Group	99,816	139,564
VICI Properties, Inc.	228,146	7,036,023
		12,782,379
Retail REITs — 16.1%
AEON REIT Investment Corp.	439	444,225
Agree Realty Corp.	22,375	1,383,222
BWP Trust	182,668	436,485
CapitaLand Integrated Commercial Trust	1,656,800	2,340,377
Carmila SA	28,330	441,643
Charter Hall Retail REIT	188,875	424,993
Choice Properties Real Estate Investment Trust	46,386	450,060
Crombie Real Estate Investment Trust	14,002	138,238
CT Real Estate Investment Trust	14,516	156,419
Eurocommercial Properties NV	15,882	381,584
Federal Realty Investment Trust	18,120	1,774,673
First Capital Real Estate Investment Trust	25,012	254,341
Frasers Centrepoint Trust	262,000	433,934
Frontier Real Estate Investment Corp.	163	526,870
Fukuoka REIT Corp.(1)	172	191,521
Getty Realty Corp.	11,474	344,449
Hamborner REIT AG	59,929	435,519
HMC Capital Ltd.(1)	60,054	208,501
HomeCo Daily Needs REIT	419,033	331,084
Hyprop Investments Ltd.	148,079	256,253
36

Avantis Real Estate ETF
	Shares	Value
InvenTrust Properties Corp.	13,649	$326,348
Japan Metropolitan Fund Invest(1)	2,220	1,490,710
Kenedix Retail REIT Corp.	40	79,182
Kimco Realty Corp.	134,235	2,542,411
Kite Realty Group Trust	51,938	1,172,241
Kiwi Property Group Ltd.	2,131	1,125
Klepierre SA	104,309	2,755,176
Lendlease Global Commercial REIT	472,254	200,831
Link REIT	748,828	3,712,716
LOTTE Reit Co. Ltd.	55,288	142,408
Mapletree Pan Asia Commercial Trust	627,400	705,253
Mercialys SA	35,524	330,041
NETSTREIT Corp.	11,716	198,352
NNN REIT, Inc.	42,037	1,655,837
PARAGON REIT	419,000	278,980
Phillips Edison & Co., Inc.	27,380	927,087
Primaris Real Estate Investment Trust	15,037	148,790
Realty Income Corp.	160,447	8,991,450
Regency Centers Corp.	43,014	2,675,471
Region RE Ltd.	337,725	470,945
Resilient REIT Ltd.	93,090	195,268
Retail Estates NV	3,654	224,937
RioCan Real Estate Investment Trust	48,293	690,155
Sasseur Real Estate Investment Trust	113,900	58,962
Shaftesbury Capital PLC	396,419	589,925
Simon Property Group, Inc.	70,357	7,984,816
SITE Centers Corp.	43,316	578,269
SmartCentres Real Estate Investment Trust	16,132	287,133
Spirit Realty Capital, Inc.	27,178	1,049,343
Starhill Global REIT	379,300	136,039
Supermarket Income Reit PLC	320,752	313,164
Tanger Factory Outlet Centers, Inc.	31,716	737,397
Vastned Retail NV	1	21
Vicinity Ltd.	1,089,165	1,313,806
Vukile Property Fund Ltd.	243,899	172,464
Waypoint REIT Ltd.	235,883	380,602
Wereldhave NV	6,555	114,090
		54,986,136
Self Storage REITs — 6.2%
Abacus Storage King(2)	127,072	102,509
Big Yellow Group PLC	48,800	663,449
CubeSmart	53,579	2,234,780
Extra Space Storage, Inc.	49,298	6,343,667
National Storage Affiliates Trust	13,039	438,110
National Storage REIT	311,851	466,691
Public Storage	36,413	10,063,825
Safestore Holdings PLC	60,659	663,156
Stor-Age Property REIT Ltd.(1)	68,393	45,544
		21,021,731
Single-Family Residential REITs — 4.1%
American Homes 4 Rent, Class A	74,390	2,681,016
37

Avantis Real Estate ETF
	Shares	Value
Equity LifeStyle Properties, Inc.	40,766	$2,729,691
Flagship Communities REIT	595	9,520
Invitation Homes, Inc.	151,758	5,173,430
PRS REIT PLC	150,982	137,496
Sun Communities, Inc.	27,848	3,409,152
		14,140,305
Telecom Tower REITs — 9.3%
American Tower Corp.	100,827	18,281,952
Crown Castle, Inc.	83,620	8,403,810
SBA Communications Corp.	22,774	5,113,446
		31,799,208
TOTAL COMMON STOCKS (Cost $369,551,501)		339,300,968
RIGHTS†
Diversified REITs†
SK REITs Co. Ltd.(2) (Cost $—)	8,865	2,616
SHORT-TERM INVESTMENTS — 1.1%
Money Market Funds — 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	472,636	472,636
State Street Navigator Securities Lending Government Money Market Portfolio(3)	3,216,744	3,216,744
TOTAL SHORT-TERM INVESTMENTS (Cost $3,689,380)		3,689,380
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $373,240,881)		342,992,964
OTHER ASSETS AND LIABILITIES — (0.7)%		(2,432,838)
TOTAL NET ASSETS — 100.0%		$340,560,126

NOTES TO SCHEDULE OF INVESTMENTS
CVA	–	Certificaten Van Aandelen
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $5,314,666. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $5,604,901, which includes securities collateral of $2,388,157.

See Notes to Financial Statements.
38

AUGUST 31, 2023

Avantis U.S. Equity ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 1.1%
AAR Corp.(1)	8,562	$527,419
AerSale Corp.(1)	7,009	103,803
Archer Aviation, Inc., Class A(1)	12,866	89,676
Astronics Corp.(1)	449	7,871
Axon Enterprise, Inc.(1)	6,487	1,381,147
Boeing Co.(1)	27,824	6,233,411
BWX Technologies, Inc.	28,098	2,072,508
Curtiss-Wright Corp.	4,350	904,756
Ducommun, Inc.(1)	2,227	101,262
General Dynamics Corp.	9,967	2,258,921
HEICO Corp.	2,017	340,288
HEICO Corp., Class A	3,901	528,312
Hexcel Corp.	14,557	1,067,028
Howmet Aerospace, Inc.	20,291	1,003,796
Huntington Ingalls Industries, Inc.	4,146	913,447
Kaman Corp.	4,058	91,021
Kratos Defense & Security Solutions, Inc.(1)	19,201	308,944
L3Harris Technologies, Inc.	7,017	1,249,658
Lockheed Martin Corp.	23,451	10,514,256
Mercury Systems, Inc.(1)	2,978	116,887
National Presto Industries, Inc.	775	58,009
Northrop Grumman Corp.	6,505	2,817,250
Park Aerospace Corp.	1,253	17,078
Parsons Corp.(1)	3,085	175,907
Rocket Lab USA, Inc.(1)	24,796	156,463
RTX Corp.	85,323	7,341,191
Spirit AeroSystems Holdings, Inc., Class A	9,287	197,999
Textron, Inc.	45,213	3,513,502
TransDigm Group, Inc.(1)	2,860	2,585,011
Triumph Group, Inc.(1)	2,602	24,485
Virgin Galactic Holdings, Inc.(1)	22,335	56,284
Woodward, Inc.	25,518	3,301,264
		50,058,854
Air Freight and Logistics — 0.9%
Air Transport Services Group, Inc.(1)	35,732	770,382
CH Robinson Worldwide, Inc.	21,293	1,925,526
Expeditors International of Washington, Inc.	56,046	6,541,129
FedEx Corp.	52,457	13,692,326
Forward Air Corp.	11,443	810,393
GXO Logistics, Inc.(1)	5,476	350,300
Hub Group, Inc., Class A(1)	14,571	1,137,121
Radiant Logistics, Inc.(1)	13,283	89,660
United Parcel Service, Inc., Class B	107,928	18,283,003
		43,599,840
Automobile Components — 0.5%
Adient PLC(1)	5,606	219,587
American Axle & Manufacturing Holdings, Inc.(1)	62,548	472,237
Aptiv PLC(1)	29,278	2,970,253
39

Avantis U.S. Equity ETF
	Shares	Value
Autoliv, Inc.	24,327	$2,374,315
BorgWarner, Inc.	76,637	3,122,958
Cooper-Standard Holdings, Inc.(1)	2,032	30,358
Dana, Inc.	67,680	1,090,325
Fox Factory Holding Corp.(1)	7,142	791,405
Garrett Motion, Inc.(1)	1,793	13,914
Gentex Corp.	52,947	1,729,249
Goodyear Tire & Rubber Co.(1)	117,011	1,510,612
LCI Industries	11,534	1,444,979
Lear Corp.	17,996	2,593,044
Luminar Technologies, Inc.(1)(2)	11,470	66,067
Modine Manufacturing Co.(1)	25,255	1,201,885
Motorcar Parts of America, Inc.(1)	4,857	38,322
Patrick Industries, Inc.	11,577	968,300
Phinia, Inc.(1)	14,667	407,743
QuantumScape Corp.(1)	23,729	169,425
Solid Power, Inc.(1)(2)	7,256	15,383
Standard Motor Products, Inc.	3,570	132,197
Stoneridge, Inc.(1)	5,083	104,456
Visteon Corp.(1)	8,071	1,124,048
XPEL, Inc.(1)	1,376	114,621
		22,705,683
Automobiles — 1.5%
Ford Motor Co.	867,121	10,518,178
General Motors Co.	314,385	10,535,041
Harley-Davidson, Inc.	44,531	1,502,921
Lucid Group, Inc.(1)(2)	34,191	214,720
Rivian Automotive, Inc., Class A(1)(2)	75,310	1,711,796
Tesla, Inc.(1)	168,672	43,530,870
Thor Industries, Inc.	23,080	2,419,246
Winnebago Industries, Inc.	14,619	948,042
		71,380,814
Banks — 4.7%
1st Source Corp.	2,466	110,206
ACNB Corp.	607	19,321
Amalgamated Financial Corp.	7,628	136,694
Amerant Bancorp, Inc.	10,090	189,389
American National Bankshares, Inc.	1,186	46,491
Ameris Bancorp	19,919	811,699
Ames National Corp.	775	13,911
Arrow Financial Corp.	5,020	88,402
Associated Banc-Corp.	42,966	744,601
Atlantic Union Bankshares Corp.	18,343	544,604
Axos Financial, Inc.(1)	27,332	1,177,736
Banc of California, Inc.	20,465	256,426
BancFirst Corp.	4,720	451,138
Bancorp, Inc.(1)	24,340	893,521
Bank First Corp.(2)	1,853	143,848
Bank of America Corp.	586,219	16,806,899
Bank of Hawaii Corp.(2)	18,481	993,169
Bank of Marin Bancorp	3,688	69,408
40

Avantis U.S. Equity ETF
	Shares	Value
Bank OZK	37,978	$1,525,576
BankUnited, Inc.	30,533	801,491
Bankwell Financial Group, Inc.	1,020	26,540
Banner Corp.	10,948	476,785
Bar Harbor Bankshares	3,527	87,611
Baycom Corp.	535	10,309
BCB Bancorp, Inc.	4,574	52,052
Berkshire Hills Bancorp, Inc.	14,900	311,410
Blue Foundry Bancorp(1)	5,221	48,294
Blue Ridge Bankshares, Inc.	1,176	9,314
BOK Financial Corp.	6,025	500,738
Bridgewater Bancshares, Inc.(1)	8,610	90,061
Brookline Bancorp, Inc.	28,952	277,071
Business First Bancshares, Inc.	5,918	121,023
Byline Bancorp, Inc.	7,965	168,699
Cadence Bank	70,683	1,617,227
Cambridge Bancorp	2,247	119,563
Camden National Corp.	4,047	132,701
Capital City Bank Group, Inc.	2,672	81,523
Capstar Financial Holdings, Inc.	3,763	49,145
Carter Bankshares, Inc.(1)	8,717	124,740
Cathay General Bancorp	28,205	1,004,944
Central Pacific Financial Corp.	11,021	187,026
Central Valley Community Bancorp	2,784	40,702
Chemung Financial Corp.	144	5,658
Citigroup, Inc.	245,461	10,135,085
Citizens & Northern Corp.	102	1,843
Citizens Financial Group, Inc.	122,863	3,456,136
Citizens Financial Services, Inc.(2)	699	38,263
City Holding Co.	4,629	422,905
Civista Bancshares, Inc.	2,325	39,502
CNB Financial Corp.	6,854	124,811
Coastal Financial Corp.(1)	2,772	122,107
Codorus Valley Bancorp, Inc.	16	324
Columbia Banking System, Inc.	63,346	1,297,326
Columbia Financial, Inc.(1)	6,679	114,612
Comerica, Inc.	42,015	2,021,342
Commerce Bancshares, Inc.	31,295	1,536,272
Community Bank System, Inc.	9,282	441,359
Community Trust Bancorp, Inc.	5,877	208,633
ConnectOne Bancorp, Inc.	13,875	265,290
CrossFirst Bankshares, Inc.(1)	13,288	142,846
Cullen/Frost Bankers, Inc.	13,556	1,281,449
Customers Bancorp, Inc.(1)	12,616	443,326
CVB Financial Corp.	29,077	507,684
Dime Community Bancshares, Inc.	15,637	333,224
Eagle Bancorp, Inc.	11,210	269,713
East West Bancorp, Inc.	49,222	2,723,945
Eastern Bankshares, Inc.	41,432	557,675
Enterprise Bancorp, Inc.	600	17,364
Enterprise Financial Services Corp.	13,016	503,849
41

Avantis U.S. Equity ETF
	Shares	Value
Equity Bancshares, Inc., Class A	6,305	$157,751
Esquire Financial Holdings, Inc.	2,053	95,998
Farmers & Merchants Bancorp, Inc.(2)	1,027	19,616
Farmers National Banc Corp.	11,947	151,727
FB Financial Corp.	9,025	274,179
Fifth Third Bancorp	160,786	4,268,868
Financial Institutions, Inc.	6,255	109,463
First BanCorp	88,364	1,224,725
First Bancorp, Inc.	582	14,329
First Bancorp/Southern Pines NC	10,945	324,410
First Bancshares, Inc.	6,115	173,605
First Busey Corp.	18,703	377,801
First Business Financial Services, Inc.	3,276	103,292
First Citizens BancShares, Inc., Class A	2,775	3,775,110
First Commonwealth Financial Corp.	34,755	454,248
First Community Bankshares, Inc.	3,444	106,523
First Financial Bancorp	27,993	581,695
First Financial Bankshares, Inc.	35,880	1,030,474
First Financial Corp.	3,526	129,475
First Foundation, Inc.	15,159	119,150
First Hawaiian, Inc.	36,616	692,409
First Horizon Corp.	55,050	690,877
First Internet Bancorp	1,280	24,653
First Interstate BancSystem, Inc., Class A	16,709	432,930
First Merchants Corp.	18,643	556,307
First Mid Bancshares, Inc.	5,636	157,639
First of Long Island Corp.	7,182	93,797
Five Star Bancorp	2,219	48,507
Flushing Financial Corp.	10,183	143,784
FNB Corp.	105,192	1,223,383
FS Bancorp, Inc.	1,098	32,556
Fulton Financial Corp.	63,260	843,256
FVCBankcorp, Inc.(1)	1,399	17,026
German American Bancorp, Inc.	6,652	192,442
Glacier Bancorp, Inc.	20,423	616,979
Great Southern Bancorp, Inc.	3,520	177,654
Greene County Bancorp, Inc.	466	13,425
Guaranty Bancshares, Inc.	883	25,492
Hancock Whitney Corp.	34,055	1,404,769
Hanmi Financial Corp.	13,122	227,273
HarborOne Bancorp, Inc.	10,987	109,540
HBT Financial, Inc.	3,431	64,160
Heartland Financial USA, Inc.	12,410	380,242
Heritage Commerce Corp.	17,663	153,138
Heritage Financial Corp.	8,827	152,001
Hilltop Holdings, Inc.	17,243	524,015
Hingham Institution For Savings(2)	446	88,839
Home Bancorp, Inc.	153	4,997
Home BancShares, Inc.	47,534	1,054,304
HomeStreet, Inc.	4,997	47,222
HomeTrust Bancshares, Inc.	4,101	93,708
42

Avantis U.S. Equity ETF
	Shares	Value
Hope Bancorp, Inc.	38,618	$373,436
Horizon Bancorp, Inc.	9,802	109,684
Huntington Bancshares, Inc.	313,771	3,479,720
Independent Bank Corp.	12,495	674,980
Independent Bank Corp. (Michigan)	9,845	187,941
Independent Bank Group, Inc.	7,848	331,186
International Bancshares Corp.	24,304	1,088,333
JPMorgan Chase & Co.	293,092	42,888,152
Kearny Financial Corp.	12,712	94,196
KeyCorp	281,344	3,187,628
Lakeland Bancorp, Inc.	21,398	289,087
Lakeland Financial Corp.	6,983	364,024
Live Oak Bancshares, Inc.	15,011	485,456
M&T Bank Corp.	26,464	3,309,323
Macatawa Bank Corp.	8,140	74,562
MainStreet Bancshares, Inc.	72	1,629
Mercantile Bank Corp.	5,469	182,555
Metrocity Bankshares, Inc.	7,281	141,979
Metropolitan Bank Holding Corp.(1)	3,953	157,369
Mid Penn Bancorp, Inc.	2,950	64,576
Midland States Bancorp, Inc.	8,585	190,587
MidWestOne Financial Group, Inc.	2,989	63,845
MVB Financial Corp.	1,299	30,578
National Bank Holdings Corp., Class A	8,263	260,615
National Bankshares, Inc.	152	4,001
NBT Bancorp, Inc.	13,760	473,619
New York Community Bancorp, Inc.	169,549	2,082,062
Nicolet Bankshares, Inc.	3,049	231,145
Northeast Bank	2,434	103,421
Northfield Bancorp, Inc.	12,437	131,086
Northrim BanCorp, Inc.	2,278	94,605
Northwest Bancshares, Inc.	34,631	380,941
NU Holdings Ltd., Class A(1)	69,560	476,486
Oak Valley Bancorp	715	17,954
OceanFirst Financial Corp.	17,659	297,907
OFG Bancorp	23,849	719,286
Old National Bancorp	70,098	1,069,695
Old Second Bancorp, Inc.	16,798	243,067
OP Bancorp	18	170
Origin Bancorp, Inc.	8,251	253,223
Orrstown Financial Services, Inc.	1,113	24,041
Pacific Premier Bancorp, Inc.	33,466	770,387
PacWest Bancorp	13,467	107,063
Park National Corp.	4,213	428,715
Parke Bancorp, Inc.	1,098	18,962
Pathward Financial, Inc.	14,958	736,981
PCB Bancorp	2,787	44,731
Peapack-Gladstone Financial Corp.	6,072	165,583
Peoples Bancorp, Inc.(2)	9,793	252,366
Pinnacle Financial Partners, Inc.	17,345	1,154,483
PNC Financial Services Group, Inc.	61,016	7,366,462
43

Avantis U.S. Equity ETF
	Shares	Value
Popular, Inc.	30,187	$2,061,168
Preferred Bank	5,877	365,020
Premier Financial Corp.	9,246	174,195
Primis Financial Corp.	1,437	12,761
Prosperity Bancshares, Inc.	16,904	960,316
Provident Financial Services, Inc.	27,877	459,413
QCR Holdings, Inc.	6,083	319,114
RBB Bancorp	5,010	68,286
Regions Financial Corp.	220,046	4,035,644
Renasant Corp.	14,435	402,015
Republic Bancorp, Inc., Class A	2,077	92,302
S&T Bancorp, Inc.	11,632	329,535
Sandy Spring Bancorp, Inc.	15,018	334,000
Seacoast Banking Corp. of Florida	21,044	496,849
ServisFirst Bancshares, Inc.	15,565	872,263
Shore Bancshares, Inc.	3,515	38,946
Sierra Bancorp	1,242	24,691
Simmons First National Corp., Class A	35,249	628,137
SmartFinancial, Inc.	3,888	88,530
South Plains Financial, Inc.	4,240	111,215
Southern First Bancshares, Inc.(1)	1,968	55,320
Southern Missouri Bancorp, Inc.	2,496	105,581
Southside Bancshares, Inc.	8,461	254,676
SouthState Corp.	16,172	1,169,236
Stellar Bancorp, Inc.	7,784	165,566
Stock Yards Bancorp, Inc.	7,128	326,462
Summit Financial Group, Inc.	1,285	31,611
Synovus Financial Corp.	61,408	1,901,192
Texas Capital Bancshares, Inc.(1)	12,709	793,550
Third Coast Bancshares, Inc.(1)	42	790
Timberland Bancorp, Inc.	672	19,058
Tompkins Financial Corp.	3,302	171,473
Towne Bank	20,285	478,726
TriCo Bancshares	8,413	288,902
Triumph Financial, Inc.(1)	9,621	617,957
Truist Financial Corp.	174,672	5,336,230
TrustCo Bank Corp. NY	7,214	205,383
Trustmark Corp.	20,199	465,385
U.S. Bancorp	200,074	7,308,703
UMB Financial Corp.	14,427	911,931
United Bankshares, Inc.	28,282	850,723
United Community Banks, Inc.	28,225	762,075
United Security Bancshares	315	2,255
Unity Bancorp, Inc.	959	23,174
Univest Financial Corp.	7,949	143,003
Valley National Bancorp	119,488	1,096,900
Veritex Holdings, Inc.	15,660	294,565
Washington Federal, Inc.	29,090	790,666
Washington Trust Bancorp, Inc.	5,861	164,108
Webster Financial Corp.	39,523	1,676,170
Wells Fargo & Co.	402,980	16,639,044
44

Avantis U.S. Equity ETF
	Shares	Value
WesBanco, Inc.	16,094	$408,144
West BanCorp, Inc.	3,026	56,042
Westamerica BanCorp	10,693	470,813
Western Alliance Bancorp	45,500	2,275,455
Western New England Bancorp, Inc.	90	567
Wintrust Financial Corp.	20,159	1,564,540
WSFS Financial Corp.	20,685	812,920
Zions Bancorp NA	52,787	1,873,938
		220,221,431
Beverages — 1.1%
Boston Beer Co., Inc., Class A(1)	1,731	632,559
Brown-Forman Corp., Class A	5,854	393,564
Brown-Forman Corp., Class B	38,787	2,564,984
Celsius Holdings, Inc.(1)	2,953	578,906
Coca-Cola Co.	260,508	15,586,194
Coca-Cola Consolidated, Inc.	2,295	1,603,975
Constellation Brands, Inc., Class A	8,628	2,248,112
Duckhorn Portfolio, Inc.(1)	4,655	57,908
Keurig Dr Pepper, Inc.	54,535	1,835,103
MGP Ingredients, Inc.	695	83,330
Molson Coors Beverage Co., Class B	42,374	2,690,325
Monster Beverage Corp.(1)	57,446	3,297,975
National Beverage Corp.(1)	8,805	451,785
PepsiCo, Inc.	98,617	17,545,937
Vita Coco Co., Inc.(1)	2,426	68,632
		49,639,289
Biotechnology — 2.6%
2seventy bio, Inc.(1)	4,946	25,670
89bio, Inc.(1)	5,604	96,053
AbbVie, Inc.	122,138	17,949,400
ACADIA Pharmaceuticals, Inc.(1)	1,107	29,911
Adicet Bio, Inc.(1)(2)	4,923	9,846
Agenus, Inc.(1)	17,056	23,537
Agios Pharmaceuticals, Inc.(1)	13,408	367,781
Akouos, Inc.(1)(2)	1,135	897
Aldeyra Therapeutics, Inc.(1)	8,950	66,767
Alector, Inc.(1)	26,996	147,128
Alkermes PLC(1)	18,566	541,942
Allogene Therapeutics, Inc.(1)(2)	12,764	49,652
Allovir, Inc.(1)	830	2,598
Alnylam Pharmaceuticals, Inc.(1)	6,726	1,330,537
Alpine Immune Sciences, Inc.(1)	1,700	20,995
Altimmune, Inc.(1)	6,865	17,368
ALX Oncology Holdings, Inc.(1)	606	2,582
Amgen, Inc.	47,640	12,212,038
AnaptysBio, Inc.(1)	3,191	62,799
Anavex Life Sciences Corp.(1)(2)	3,495	27,611
Anika Therapeutics, Inc.(1)	3,415	60,958
Annexon, Inc.(1)	3,874	10,654
Arbutus Biopharma Corp.(1)(2)	10,660	21,640
Arcturus Therapeutics Holdings, Inc.(1)	3,715	112,750
45

Avantis U.S. Equity ETF
	Shares	Value
Arcus Biosciences, Inc.(1)	16,599	$340,279
ARS Pharmaceuticals, Inc.(1)	2,785	19,746
Atara Biotherapeutics, Inc.(1)	8,002	11,683
Avita Medical, Inc.(1)(2)	3,283	53,513
Beam Therapeutics, Inc.(1)	3,954	91,654
BioAtla, Inc.(1)	3,819	9,586
BioCryst Pharmaceuticals, Inc.(1)(2)	13,953	99,206
Biogen, Inc.(1)	27,467	7,343,577
Biohaven Ltd.(1)	6,959	127,280
BioMarin Pharmaceutical, Inc.(1)	21,090	1,927,204
Bluebird Bio, Inc.(1)(2)	12,789	48,215
Bridgebio Pharma, Inc.(1)	9,503	284,235
C4 Therapeutics, Inc.(1)	7,579	21,979
Cabaletta Bio, Inc.(1)	5,099	72,202
CareDx, Inc.(1)	5,496	51,168
Caribou Biosciences, Inc.(1)	7,707	45,394
Catalyst Pharmaceuticals, Inc.(1)	51,714	726,065
Century Therapeutics, Inc.(1)	361	895
Cerevel Therapeutics Holdings, Inc.(1)	367	8,698
Chinook Therapeutics, Inc.(1)	8,349	83
Cogent Biosciences, Inc.(1)	9,755	119,109
Coherus Biosciences, Inc.(1)	3,871	20,632
Crinetics Pharmaceuticals, Inc.(1)	5,662	98,066
CRISPR Therapeutics AG(1)(2)	12,017	600,970
Cullinan Oncology, Inc.(1)	16,085	166,480
Cytokinetics, Inc.(1)	6,159	215,195
Deciphera Pharmaceuticals, Inc.(1)	7,099	99,670
Denali Therapeutics, Inc.(1)	10,144	234,225
Disc Medicine, Inc.(1)	1,624	85,991
Dynavax Technologies Corp.(1)	35,218	505,730
Dyne Therapeutics, Inc.(1)	4,035	45,999
Eagle Pharmaceuticals, Inc.(1)	4,202	71,224
Editas Medicine, Inc.(1)	8,995	80,145
Emergent BioSolutions, Inc.(1)	11,527	54,062
Enanta Pharmaceuticals, Inc.(1)	1,916	28,453
Entrada Therapeutics, Inc.(1)(2)	6,979	102,731
EQRx, Inc.(1)	53,162	121,741
Erasca, Inc.(1)	5,006	12,966
Exact Sciences Corp.(1)	10,420	871,841
Exelixis, Inc.(1)	56,720	1,269,961
Fate Therapeutics, Inc.(1)	5,931	14,887
FibroGen, Inc.(1)	4,829	4,636
Foghorn Therapeutics, Inc.(1)	2,984	22,589
Generation Bio Co.(1)	5,542	26,491
Geron Corp.(1)	49,542	120,387
Gilead Sciences, Inc.	239,166	18,291,416
Gritstone bio, Inc.(1)	8,740	15,907
Halozyme Therapeutics, Inc.(1)	34,358	1,462,276
HilleVax, Inc.(1)	4,083	54,467
Horizon Therapeutics PLC(1)	22,690	2,558,071
Icosavax, Inc.(1)	1,560	12,074
46

Avantis U.S. Equity ETF
	Shares	Value
Ideaya Biosciences, Inc.(1)	8,773	$257,575
ImmunityBio, Inc.(1)	1,718	2,766
Incyte Corp.(1)	28,567	1,843,429
Insmed, Inc.(1)	10,021	219,360
Intellia Therapeutics, Inc.(1)	1,405	52,659
Ionis Pharmaceuticals, Inc.(1)	10,300	414,781
Iovance Biotherapeutics, Inc.(1)	28,692	173,300
Ironwood Pharmaceuticals, Inc.(1)	56,653	498,546
iTeos Therapeutics, Inc.(1)	4,335	52,302
Janux Therapeutics, Inc.(1)	981	10,791
KalVista Pharmaceuticals, Inc.(1)	2,368	25,693
Karuna Therapeutics, Inc.(1)	2,813	528,169
Karyopharm Therapeutics, Inc.(1)	2,879	3,685
Kezar Life Sciences, Inc.(1)	6,388	9,518
Kiniksa Pharmaceuticals Ltd., Class A(1)	4,339	74,761
Kodiak Sciences, Inc.(1)	3,505	7,711
Krystal Biotech, Inc.(1)	704	87,634
Kura Oncology, Inc.(1)	9,557	94,901
Kymera Therapeutics, Inc.(1)	6,216	118,601
Lyell Immunopharma, Inc.(1)	22,174	52,996
MannKind Corp.(1)	20,304	93,601
Merus NV(1)	5,666	126,748
MiMedx Group, Inc.(1)	5,317	39,452
Mirati Therapeutics, Inc.(1)	5,654	210,329
Moderna, Inc.(1)	67,058	7,582,248
Monte Rosa Therapeutics, Inc.(1)(2)	3,222	18,913
Myriad Genetics, Inc.(1)	19,343	345,273
Natera, Inc.(1)	5,264	309,155
Neurocrine Biosciences, Inc.(1)	10,523	1,145,849
Nkarta, Inc.(1)(2)	2,232	3,839
Novavax, Inc.(1)(2)	1,484	11,872
Nurix Therapeutics, Inc.(1)	5,357	45,534
Olema Pharmaceuticals, Inc.(1)	7,732	78,480
Organogenesis Holdings, Inc.(1)	9,486	26,561
ORIC Pharmaceuticals, Inc.(1)	6,457	57,855
PDL BioPharma, Inc.(1)	1,937	19
PepGen, Inc.(1)	1,390	8,757
PMV Pharmaceuticals, Inc.(1)	3,294	23,783
Point Biopharma Global, Inc.(1)	35,806	285,016
Poseida Therapeutics, Inc.(1)(2)	8,559	17,888
Prime Medicine, Inc.(1)	2,472	32,729
ProKidney Corp.(1)(2)	1,456	12,492
PTC Therapeutics, Inc.(1)	6,164	243,478
Recursion Pharmaceuticals, Inc., Class A(1)	16,729	145,542
Regeneron Pharmaceuticals, Inc.(1)	15,162	12,531,241
REGENXBIO, Inc.(1)	13,635	241,339
Relay Therapeutics, Inc.(1)	10,531	107,627
Repare Therapeutics, Inc.(1)	4,231	41,295
Replimune Group, Inc.(1)	8,592	175,449
Rigel Pharmaceuticals, Inc.(1)	5,348	6,097
Roivant Sciences Ltd.(1)	45,655	528,228
47

Avantis U.S. Equity ETF
	Shares	Value
Sage Therapeutics, Inc.(1)	11,969	$239,380
Sana Biotechnology, Inc.(1)(2)	11,432	61,161
Sarepta Therapeutics, Inc.(1)	4,866	588,835
Savara, Inc.(1)	9,549	34,567
Scholar Rock Holding Corp.(1)(2)	6,786	42,412
Seagen, Inc.(1)	7,808	1,608,995
Stoke Therapeutics, Inc.(1)	612	3,439
Sutro Biopharma, Inc.(1)	9,613	45,662
Syndax Pharmaceuticals, Inc.(1)	3,588	66,414
Tango Therapeutics, Inc.(1)	10,953	71,085
Tenaya Therapeutics, Inc.(1)	3,457	13,379
Twist Bioscience Corp.(1)	7,084	155,777
uniQure NV(1)	9,669	84,217
United Therapeutics Corp.(1)	12,824	2,877,193
Vanda Pharmaceuticals, Inc.(1)	11,217	58,216
Vera Therapeutics, Inc.(1)	1,626	28,764
Veracyte, Inc.(1)	10,463	276,223
Vertex Pharmaceuticals, Inc.(1)	37,301	12,993,430
Verve Therapeutics, Inc.(1)	2,350	30,244
Vir Biotechnology, Inc.(1)	50,635	641,039
Voyager Therapeutics, Inc.(1)	16,131	161,633
Xencor, Inc.(1)	11,821	259,826
Xenon Pharmaceuticals, Inc.(1)	1,730	67,435
XOMA Corp.(1)	868	12,169
Y-mAbs Therapeutics, Inc.(1)	764	3,873
Zentalis Pharmaceuticals, Inc.(1)	2,428	64,488
Zymeworks, Inc.(1)	2,081	15,066
		121,392,957
Broadline Retail — 2.3%
Amazon.com, Inc.(1)	644,955	89,010,239
Big Lots, Inc.	10,463	64,871
Dillard's, Inc., Class A	1,808	623,977
eBay, Inc.	105,564	4,727,156
Etsy, Inc.(1)	9,605	706,640
Kohl's Corp.	34,992	932,187
Macy's, Inc.	138,093	1,688,877
MercadoLibre, Inc.(1)	7,110	9,757,480
Nordstrom, Inc.	48,200	781,804
Ollie's Bargain Outlet Holdings, Inc.(1)	10,919	841,636
		109,134,867
Building Products — 1.1%
A O Smith Corp.	36,941	2,678,223
AAON, Inc.	5,402	340,650
Advanced Drainage Systems, Inc.	18,640	2,388,902
Allegion PLC	11,077	1,260,673
American Woodmark Corp.(1)	2,844	220,893
Apogee Enterprises, Inc.	10,194	514,389
Armstrong World Industries, Inc.	20,342	1,557,994
AZEK Co., Inc.(1)	8,499	289,051
AZZ, Inc.	2,298	112,832
Builders FirstSource, Inc.(1)	57,839	8,388,969
48

Avantis U.S. Equity ETF
	Shares	Value
Carlisle Cos., Inc.	9,170	$2,411,893
Carrier Global Corp.	44,749	2,570,830
CSW Industrials, Inc.	3,412	612,898
Fortune Brands Innovations, Inc.	25,540	1,762,771
Gibraltar Industries, Inc.(1)	7,547	566,251
Griffon Corp.	19,936	834,720
Hayward Holdings, Inc.(1)	12,815	189,662
Insteel Industries, Inc.	6,874	238,872
Janus International Group, Inc.(1)	7,714	88,325
JELD-WEN Holding, Inc.(1)	38,852	585,888
Johnson Controls International PLC	23,662	1,397,478
Lennox International, Inc.	2,899	1,092,372
Masco Corp.	14,499	855,586
Masonite International Corp.(1)	11,052	1,135,151
Masterbrand, Inc.(1)	29,094	372,694
Owens Corning	37,058	5,333,017
PGT Innovations, Inc.(1)	25,984	732,489
Quanex Building Products Corp.	16,412	442,796
Resideo Technologies, Inc.(1)	4,201	70,829
Simpson Manufacturing Co., Inc.	15,389	2,458,547
Trane Technologies PLC	15,766	3,236,129
Trex Co., Inc.(1)	33,855	2,416,231
UFP Industries, Inc.	27,293	2,848,025
Zurn Elkay Water Solutions Corp.	3,770	111,667
		50,117,697
Capital Markets — 3.3%
Affiliated Managers Group, Inc.	2,805	375,898
Ameriprise Financial, Inc.	31,037	10,477,470
Ares Management Corp., Class A	8,559	885,343
Artisan Partners Asset Management, Inc., Class A	32,902	1,264,095
Assetmark Financial Holdings, Inc.(1)	4,603	132,981
Avantax, Inc.(1)	2,863	59,894
Bank of New York Mellon Corp.	132,833	5,960,217
BGC Group, Inc., Class A	90,000	444,600
BlackRock, Inc.	12,538	8,783,370
Blackstone, Inc.	41,089	4,370,637
Blue Owl Capital, Inc.	7,390	88,310
Brightsphere Investment Group, Inc.	13,011	269,458
Carlyle Group, Inc.	74,438	2,408,069
Cboe Global Markets, Inc.	8,625	1,291,249
Charles Schwab Corp.	179,344	10,608,198
CME Group, Inc.	30,705	6,223,289
Cohen & Steers, Inc.	11,241	732,688
Coinbase Global, Inc., Class A(1)	19,219	1,529,832
Diamond Hill Investment Group, Inc.	1,266	213,650
Donnelley Financial Solutions, Inc.(1)	3,341	164,611
Evercore, Inc., Class A	16,274	2,279,174
FactSet Research Systems, Inc.	5,888	2,569,582
Federated Hermes, Inc.	19,437	675,630
Focus Financial Partners, Inc., Class A(1)	2,839	150,467
Franklin Resources, Inc.	56,624	1,514,126
49

Avantis U.S. Equity ETF
	Shares	Value
Freedom Holding Corp.(1)	67	$6,587
Goldman Sachs Group, Inc.	44,434	14,561,466
Hamilton Lane, Inc., Class A	10,157	942,468
Houlihan Lokey, Inc.	13,896	1,463,805
Interactive Brokers Group, Inc., Class A	7,682	699,677
Intercontinental Exchange, Inc.	21,040	2,482,510
Invesco Ltd.	85,532	1,361,669
Janus Henderson Group PLC	35,412	972,768
Jefferies Financial Group, Inc.	35,546	1,268,637
KKR & Co., Inc.	70,989	4,458,819
Lazard Ltd., Class A	33,336	1,158,093
LPL Financial Holdings, Inc.	14,849	3,424,031
MarketAxess Holdings, Inc.	5,914	1,424,860
Moelis & Co., Class A	26,261	1,245,034
Moody's Corp.	13,564	4,568,355
Morgan Stanley	152,362	12,973,624
Morningstar, Inc.	1,271	295,724
MSCI, Inc.	4,238	2,303,862
Nasdaq, Inc.	17,058	895,204
Northern Trust Corp.	52,424	3,987,894
Open Lending Corp., Class A(1)	42,390	349,717
Oppenheimer Holdings, Inc., Class A	1,662	63,322
Patria Investments Ltd., Class A	8,514	122,772
Piper Sandler Cos.	7,308	1,088,746
PJT Partners, Inc., Class A	1,165	92,023
Raymond James Financial, Inc.	46,251	4,837,392
S&P Global, Inc.	11,697	4,571,889
SEI Investments Co.	33,937	2,106,130
State Street Corp.	74,490	5,120,443
StepStone Group, Inc., Class A	1,217	37,569
Stifel Financial Corp.	32,393	2,106,193
StoneX Group, Inc.(1)	8,897	835,250
T. Rowe Price Group, Inc.	52,482	5,890,055
TPG, Inc.	17,867	502,420
Tradeweb Markets, Inc., Class A	8,616	744,681
Victory Capital Holdings, Inc., Class A	4,645	159,881
Virtu Financial, Inc., Class A	25,868	484,766
Virtus Investment Partners, Inc.	3,313	686,122
WisdomTree, Inc.	31,249	228,118
		153,995,414
Chemicals — 2.2%
AdvanSix, Inc.	14,686	485,813
Air Products & Chemicals, Inc.	28,129	8,311,838
Albemarle Corp.	17,279	3,433,510
Alto Ingredients, Inc.(1)	4,759	17,180
American Vanguard Corp.	8,502	117,498
Ashland, Inc.	8,029	695,552
Aspen Aerogels, Inc.(1)(2)	3,492	21,266
Avient Corp.	27,372	1,097,891
Axalta Coating Systems Ltd.(1)	28,473	805,786
Balchem Corp.	692	97,226
50

Avantis U.S. Equity ETF
	Shares	Value
Cabot Corp.	26,075	$1,889,395
Celanese Corp.	11,927	1,507,096
CF Industries Holdings, Inc.	69,744	5,375,170
Chemours Co.	75,925	2,582,968
Core Molding Technologies, Inc.(1)	1,734	47,009
Corteva, Inc.	77,206	3,899,675
Danimer Scientific, Inc.(1)(2)	10,731	20,925
Dow, Inc.	172,631	9,418,747
DuPont de Nemours, Inc.	50,904	3,914,009
Eastman Chemical Co.	26,445	2,248,089
Ecolab, Inc.	11,223	2,062,900
Ecovyst, Inc.(1)	36,501	373,770
Element Solutions, Inc.	8,640	178,157
FMC Corp.	30,693	2,646,657
FutureFuel Corp.	9,758	69,087
Ginkgo Bioworks Holdings, Inc.(1)	119,257	279,061
Hawkins, Inc.	8,768	545,282
HB Fuller Co.	6,911	501,255
Huntsman Corp.	63,747	1,776,629
Ingevity Corp.(1)	11,085	597,371
Innospec, Inc.	6,087	653,866
International Flavors & Fragrances, Inc.	18,019	1,269,439
Intrepid Potash, Inc.(1)	1,937	51,970
Koppers Holdings, Inc.	7,592	290,698
Kronos Worldwide, Inc.	5,663	47,569
Linde PLC	32,778	12,686,397
Livent Corp.(1)	48,229	1,035,477
LSB Industries, Inc.(1)	28,015	283,512
LyondellBasell Industries NV, Class A	79,173	7,819,917
Minerals Technologies, Inc.	8,173	499,370
Mosaic Co.	113,551	4,411,456
NewMarket Corp.	2,989	1,403,754
Olin Corp.	58,702	3,405,890
Origin Materials, Inc.(1)(2)	9,847	13,490
Orion SA	30,224	683,667
PPG Industries, Inc.	15,429	2,187,215
PureCycle Technologies, Inc.(1)(2)	31,837	284,304
Quaker Chemical Corp.	2,454	435,536
Rayonier Advanced Materials, Inc.(1)	14,907	52,622
RPM International, Inc.	13,069	1,303,502
Scotts Miracle-Gro Co.(2)	8,988	509,260
Sherwin-Williams Co.	20,500	5,570,260
Stepan Co.	6,925	604,345
Trinseo PLC	7,559	79,596
Tronox Holdings PLC, Class A	49,236	671,579
Westlake Corp.	11,484	1,504,174
		102,775,677
Commercial Services and Supplies — 0.6%
ABM Industries, Inc.	1,858	84,390
ACCO Brands Corp.	20,962	111,727
Aris Water Solutions, Inc., Class A	4,655	47,667
51

Avantis U.S. Equity ETF
	Shares	Value
Brady Corp., Class A	8,076	$407,353
Brink's Co.	8,593	651,435
Casella Waste Systems, Inc., Class A(1)	9,641	759,422
CECO Environmental Corp.(1)	1,910	26,320
Cimpress PLC(1)	4,060	262,317
Cintas Corp.	7,572	3,817,575
Civeo Corp.(1)	4,499	81,522
Clean Harbors, Inc.(1)	11,752	1,990,084
Copart, Inc.(1)	137,553	6,166,501
Deluxe Corp.	3,336	67,454
Driven Brands Holdings, Inc.(1)	1,939	29,182
Ennis, Inc.	7,520	160,176
Enviri Corp.(1)	7,197	53,618
Healthcare Services Group, Inc.	18,825	217,429
Heritage-Crystal Clean, Inc.(1)	7,163	323,051
HNI Corp.	14,796	484,717
Interface, Inc.	15,613	161,282
Li-Cycle Holdings Corp.(1)(2)	16,605	73,726
Liquidity Services, Inc.(1)	5,450	99,462
Matthews International Corp., Class A	2,048	86,385
MillerKnoll, Inc.	4,598	87,822
MSA Safety, Inc.	3,021	551,876
Pitney Bowes, Inc.	35,179	115,739
Quad/Graphics, Inc.(1)	25	128
Republic Services, Inc.	8,455	1,218,619
Rollins, Inc.	30,087	1,190,543
SP Plus Corp.(1)	1,812	70,976
Steelcase, Inc., Class A	31,785	288,290
Stericycle, Inc.(1)	1,506	66,580
Tetra Tech, Inc.	3,318	522,087
UniFirst Corp.	2,750	484,357
Viad Corp.(1)	1,418	40,257
Waste Connections, Inc.	13,645	1,869,229
Waste Management, Inc.	38,593	6,050,611
		28,719,909
Communications Equipment — 0.6%
ADTRAN Holdings, Inc.	3,598	30,763
Applied Optoelectronics, Inc.(1)	11,500	158,355
Arista Networks, Inc.(1)	21,035	4,106,663
Aviat Networks, Inc.(1)	1,614	56,877
Ciena Corp.(1)	19,741	986,655
Cisco Systems, Inc.	182,946	10,491,953
CommScope Holding Co., Inc.(1)	14,864	49,646
Comtech Telecommunications Corp.	2,397	24,090
Extreme Networks, Inc.(1)	26,848	736,977
F5, Inc.(1)	4,168	682,135
Harmonic, Inc.(1)	7,364	78,647
Juniper Networks, Inc.	19,972	581,585
Lumentum Holdings, Inc.(1)	10,437	564,955
Motorola Solutions, Inc.	20,281	5,751,083
NETGEAR, Inc.(1)	4,860	64,055
52

Avantis U.S. Equity ETF
	Shares	Value
Ribbon Communications, Inc.(1)	5,370	$15,895
Ubiquiti, Inc.(2)	195	34,131
ViaSat, Inc.(1)	26,251	728,203
Viavi Solutions, Inc.(1)	40,991	428,356
		25,571,024
Construction and Engineering — 0.5%
AECOM	8,833	775,096
Ameresco, Inc., Class A(1)	14,094	612,948
API Group Corp.(1)	9,468	266,524
Arcosa, Inc.	10,522	823,031
Argan, Inc.	2,013	85,512
Comfort Systems USA, Inc.	10,550	1,947,213
Concrete Pumping Holdings, Inc.(1)	1,011	7,714
Construction Partners, Inc., Class A(1)	1,145	39,789
Dycom Industries, Inc.(1)	7,189	718,397
EMCOR Group, Inc.	15,237	3,416,897
Eneti, Inc.	3,569	38,688
Fluor Corp.(1)	28,585	1,000,189
Granite Construction, Inc.	11,199	462,407
Great Lakes Dredge & Dock Corp.(1)	12,220	107,903
IES Holdings, Inc.(1)	1,452	108,871
Limbach Holdings, Inc.(1)	5,876	212,300
MasTec, Inc.(1)	11,711	1,165,127
MDU Resources Group, Inc.	54,036	1,100,173
MYR Group, Inc.(1)	9,436	1,340,573
Northwest Pipe Co.(1)	1,935	64,029
Primoris Services Corp.	1,950	68,972
Quanta Services, Inc.	18,622	3,908,199
Sterling Infrastructure, Inc.(1)	19,675	1,628,303
Tutor Perini Corp.(1)	14,679	130,496
Valmont Industries, Inc.	3,896	987,636
WillScot Mobile Mini Holdings Corp.(1)	48,522	1,990,372
		23,007,359
Construction Materials — 0.3%
Eagle Materials, Inc.	16,495	3,122,833
Knife River Corp.(1)	9,725	500,449
Martin Marietta Materials, Inc.	7,395	3,301,202
Summit Materials, Inc., Class A(1)	24,316	909,662
US Lime & Minerals, Inc.	485	105,041
Vulcan Materials Co.	16,849	3,677,294
		11,616,481
Consumer Finance — 1.0%
Ally Financial, Inc.	103,363	2,862,122
American Express Co.	64,617	10,208,840
Atlanticus Holdings Corp.(1)	921	32,143
Bread Financial Holdings, Inc.	24,915	936,306
Capital One Financial Corp.	83,448	8,544,241
Consumer Portfolio Services, Inc.(1)	2,357	21,849
Credit Acceptance Corp.(1)	2,439	1,223,817
Discover Financial Services	78,857	7,102,650
Encore Capital Group, Inc.(1)(2)	8,675	406,511
53

Avantis U.S. Equity ETF
	Shares	Value
Enova International, Inc.(1)	8,703	$439,066
EZCORP, Inc., Class A(1)	11,834	99,524
FirstCash Holdings, Inc.	7,174	640,782
Green Dot Corp., Class A(1)	13,429	199,286
LendingClub Corp.(1)	30,529	212,482
Navient Corp.	42,393	748,236
Nelnet, Inc., Class A	4,698	431,511
OneMain Holdings, Inc.	55,696	2,311,941
Oportun Financial Corp.(1)	4,622	32,354
PRA Group, Inc.(1)	10,903	212,390
PROG Holdings, Inc.(1)	28,211	967,637
Regional Management Corp.	2,067	56,801
SLM Corp.	119,802	1,705,981
SoFi Technologies, Inc.(1)(2)	179,518	1,554,626
Synchrony Financial	158,774	5,125,225
Upstart Holdings, Inc.(1)	8,225	264,598
World Acceptance Corp.(1)	562	75,763
		46,416,682
Consumer Staples Distribution & Retail — 2.0%
Albertsons Cos., Inc., Class A	24,618	551,443
Andersons, Inc.	17,338	890,480
BJ's Wholesale Club Holdings, Inc.(1)	26,723	1,800,863
Casey's General Stores, Inc.	14,268	3,487,242
Costco Wholesale Corp.	46,535	25,560,745
Dollar General Corp.	21,867	3,028,579
Dollar Tree, Inc.(1)	32,243	3,945,253
Grocery Outlet Holding Corp.(1)	11,830	364,956
Ingles Markets, Inc., Class A	6,994	546,441
Kroger Co.	191,493	8,883,360
Natural Grocers by Vitamin Cottage, Inc.	1,404	17,704
Performance Food Group Co.(1)	27,915	1,734,359
PriceSmart, Inc.	11,552	918,153
Rite Aid Corp.(1)(2)	5,882	4,529
SpartanNash Co.	9,352	203,500
Sprouts Farmers Market, Inc.(1)	45,349	1,849,786
Sysco Corp.	61,037	4,251,227
Target Corp.	78,956	9,991,882
United Natural Foods, Inc.(1)	19,587	394,286
US Foods Holding Corp.(1)	7,899	319,357
Village Super Market, Inc., Class A	1,416	31,931
Walgreens Boots Alliance, Inc.	47,659	1,206,249
Walmart, Inc.	154,079	25,054,786
Weis Markets, Inc.	4,883	316,760
		95,353,871
Containers and Packaging — 0.5%
Amcor PLC	105,509	1,027,658
AptarGroup, Inc.	13,869	1,838,475
Ardagh Metal Packaging SA	13,231	47,499
Avery Dennison Corp.	11,983	2,257,357
Ball Corp.	14,147	770,304
Berry Global Group, Inc.	13,394	875,164
54

Avantis U.S. Equity ETF
	Shares	Value
Crown Holdings, Inc.	8,563	$793,448
Graphic Packaging Holding Co.	68,175	1,516,212
Greif, Inc., Class A	8,769	636,542
Greif, Inc., Class B	913	68,046
International Paper Co.	116,237	4,058,996
Myers Industries, Inc.	15,886	298,816
O-I Glass, Inc.(1)	15,834	314,463
Packaging Corp. of America	32,724	4,879,148
Ranpak Holdings Corp.(1)	1,202	7,609
Sealed Air Corp.	23,170	858,680
Silgan Holdings, Inc.	6,917	312,164
Sonoco Products Co.	22,424	1,288,259
TriMas Corp.	9,637	252,489
WestRock Co.	72,160	2,360,354
		24,461,683
Distributors — 0.2%
Genuine Parts Co.	21,453	3,297,970
LKQ Corp.	33,752	1,772,992
Pool Corp.	8,660	3,166,096
		8,237,058
Diversified Consumer Services — 0.2%
ADT, Inc.	36,506	234,368
Adtalem Global Education, Inc.(1)	18,460	809,471
American Public Education, Inc.(1)	6,456	33,959
Bright Horizons Family Solutions, Inc.(1)	2,642	249,458
Carriage Services, Inc.	255	7,859
Chegg, Inc.(1)	3,153	32,192
Coursera, Inc.(1)	13,102	227,844
Frontdoor, Inc.(1)	16,618	545,403
Graham Holdings Co., Class B	899	527,111
Grand Canyon Education, Inc.(1)	13,830	1,621,567
H&R Block, Inc.	25,345	1,013,293
Laureate Education, Inc., Class A	76,186	1,061,271
OneSpaWorld Holdings Ltd.(1)	13,500	154,440
Perdoceo Education Corp.	33,551	555,940
Rover Group, Inc.(1)	11,569	78,322
Service Corp. International	20,923	1,320,450
Stride, Inc.(1)	15,738	668,708
Udemy, Inc.(1)	2,881	29,847
Universal Technical Institute, Inc.(1)	11,913	94,947
WW International, Inc.(1)	1,007	9,778
		9,276,228
Diversified Telecommunication Services — 0.8%
Anterix, Inc.(1)	417	13,799
AT&T, Inc.	946,853	14,003,956
ATN International, Inc.	4,304	154,384
Cogent Communications Holdings, Inc.	3,521	248,512
Consolidated Communications Holdings, Inc.(1)	5,433	21,460
EchoStar Corp., Class A(1)	10,588	184,019
Frontier Communications Parent, Inc.(1)	97,624	1,563,936
IDT Corp., Class B(1)	9,266	216,639
55

Avantis U.S. Equity ETF
	Shares	Value
Iridium Communications, Inc.	35,188	$1,722,453
Liberty Latin America Ltd., Class A(1)	1,802	16,110
Liberty Latin America Ltd., Class C(1)	15,531	139,158
Lumen Technologies, Inc.(1)	80,718	128,342
Radius Global Infrastructure, Inc., Class A(1)	15,359	229,156
Verizon Communications, Inc.	568,525	19,887,005
		38,528,929
Electric Utilities — 1.5%
ALLETE, Inc.	9,837	540,051
Alliant Energy Corp.	52,763	2,647,120
American Electric Power Co., Inc.	61,663	4,834,379
Avangrid, Inc.(2)	7,999	275,966
Constellation Energy Corp.	39,226	4,085,780
Duke Energy Corp.	39,347	3,494,014
Edison International	75,053	5,167,399
Entergy Corp.	33,353	3,176,873
Evergy, Inc.	46,588	2,560,942
Eversource Energy	47,743	3,046,958
Exelon Corp.	138,272	5,547,473
FirstEnergy Corp.	39,038	1,408,101
Genie Energy Ltd., Class B	4,040	61,852
Hawaiian Electric Industries, Inc.	28,738	402,907
IDACORP, Inc.	8,338	799,114
MGE Energy, Inc.	1,241	89,886
NextEra Energy, Inc.	63,851	4,265,247
NRG Energy, Inc.	41,339	1,552,279
OGE Energy Corp.	33,458	1,139,245
Otter Tail Corp.	11,081	912,742
PG&E Corp.(1)	358,886	5,849,842
Pinnacle West Capital Corp.	25,820	1,995,111
PNM Resources, Inc.	2,183	96,729
Portland General Electric Co.	24,364	1,068,605
PPL Corp.	114,424	2,851,446
Southern Co.	91,112	6,171,016
Xcel Energy, Inc.	79,687	4,552,518
		68,593,595
Electrical Equipment — 0.6%
Acuity Brands, Inc.	6,912	1,114,767
AMETEK, Inc.	16,810	2,681,363
Array Technologies, Inc.(1)	20,132	500,683
Atkore, Inc.(1)	19,624	3,021,507
Babcock & Wilcox Enterprises, Inc.(1)	3,644	19,131
Eaton Corp. PLC	17,927	4,129,843
Emerson Electric Co.	29,753	2,923,232
Encore Wire Corp.	9,428	1,553,829
Energy Vault Holdings, Inc.(1)	4,549	14,511
EnerSys	14,767	1,550,240
Enovix Corp.(1)(2)	584	8,048
FREYR Battery SA(1)(2)	16,217	101,032
FuelCell Energy, Inc.(1)	67,314	94,240
Generac Holdings, Inc.(1)	4,590	545,338
56

Avantis U.S. Equity ETF
	Shares	Value
GrafTech International Ltd.	110,823	$392,313
Hubbell, Inc.	6,052	1,973,255
LSI Industries, Inc.	8,589	135,277
NEXTracker, Inc., Class A(1)	578	24,345
nVent Electric PLC	16,469	931,157
Plug Power, Inc.(1)(2)	61,716	522,117
Powell Industries, Inc.	4,405	369,888
Regal Rexnord Corp.	7,490	1,214,803
Rockwell Automation, Inc.	7,367	2,299,093
Sensata Technologies Holding PLC	6,824	256,719
Sunrun, Inc.(1)	30,604	478,341
Thermon Group Holdings, Inc.(1)	6,083	167,161
TPI Composites, Inc.(1)	4,165	21,033
Vertiv Holdings Co.	17,122	674,436
		27,717,702
Electronic Equipment, Instruments and Components — 1.2%
Advanced Energy Industries, Inc.	8,790	1,037,835
Amphenol Corp., Class A	35,929	3,175,405
Arrow Electronics, Inc.(1)	15,907	2,122,471
Avnet, Inc.	20,738	1,052,454
Badger Meter, Inc.	5,521	916,928
Bel Fuse, Inc., Class B	4,940	258,362
Belden, Inc.	7,739	726,692
Benchmark Electronics, Inc.	8,117	208,932
CDW Corp.	17,130	3,616,999
Climb Global Solutions, Inc.	1,471	63,268
Cognex Corp.	22,249	1,047,483
Coherent Corp.(1)	10,955	412,237
Corning, Inc.	206,897	6,790,360
Crane NXT Co.	17,015	1,010,010
CTS Corp.	8,670	387,116
Daktronics, Inc.(1)	2,076	17,355
ePlus, Inc.(1)	8,362	555,070
Fabrinet(1)	6,356	1,021,854
FARO Technologies, Inc.(1)	1,827	28,976
Flex Ltd.(1)	120,800	3,332,872
Insight Enterprises, Inc.(1)	11,076	1,773,157
IPG Photonics Corp.(1)	6,456	699,572
Jabil, Inc.	56,586	6,474,570
Keysight Technologies, Inc.(1)	21,684	2,890,477
Kimball Electronics, Inc.(1)	5,070	153,063
Knowles Corp.(1)	17,752	284,565
Littelfuse, Inc.	4,367	1,166,338
Luna Innovations, Inc.(1)	1,346	9,274
Methode Electronics, Inc.	9,256	298,506
MicroVision, Inc.(1)(2)	7,842	19,762
National Instruments Corp.	10,607	632,177
nLight, Inc.(1)	5,751	65,619
Novanta, Inc.(1)	1,187	198,205
OSI Systems, Inc.(1)	3,699	504,359
PC Connection, Inc.	3,334	177,102
57

Avantis U.S. Equity ETF
	Shares	Value
Plexus Corp.(1)	6,650	$675,308
Richardson Electronics Ltd.	2,837	35,718
Rogers Corp.(1)	1,756	253,760
Sanmina Corp.(1)	26,256	1,462,459
ScanSource, Inc.(1)	4,772	156,426
SmartRent, Inc.(1)	15,135	51,459
TD SYNNEX Corp.	9,995	1,016,991
TE Connectivity Ltd.	43,778	5,795,769
Teledyne Technologies, Inc.(1)	1,898	793,933
Trimble, Inc.(1)	7,423	406,706
TTM Technologies, Inc.(1)	24,552	365,825
Vishay Intertechnology, Inc.	64,091	1,758,657
Vishay Precision Group, Inc.(1)	3,869	139,361
Vontier Corp.	24,642	774,005
Vuzix Corp.(1)(2)	3,281	13,124
Zebra Technologies Corp., Class A(1)	2,540	698,525
		57,527,451
Energy Equipment and Services — 0.9%
Archrock, Inc.	76,271	975,506
Baker Hughes Co.	181,803	6,579,451
Bristow Group, Inc.(1)	5,774	159,940
ChampionX Corp.	90,417	3,263,150
Core Laboratories, Inc.	1,346	32,358
Diamond Offshore Drilling, Inc.(1)	27,066	402,471
DMC Global, Inc.(1)	3,568	85,703
Dril-Quip, Inc.(1)	11,194	308,731
Expro Group Holdings NV(1)	20,827	489,643
Forum Energy Technologies, Inc.(1)	1,556	36,846
Halliburton Co.	164,566	6,355,539
Helix Energy Solutions Group, Inc.(1)	46,171	468,174
Helmerich & Payne, Inc.	24,856	993,991
Liberty Energy, Inc., Class A	81,419	1,298,633
Nabors Industries Ltd.(1)	4,506	498,769
Newpark Resources, Inc.(1)	19,393	115,970
NexTier Oilfield Solutions, Inc.(1)	106,646	1,131,514
Noble Corp. PLC	8,800	464,112
NOV, Inc.	71,768	1,516,458
Oceaneering International, Inc.(1)	54,131	1,233,645
Oil States International, Inc.(1)	14,957	117,263
Patterson-UTI Energy, Inc.	89,280	1,262,419
ProFrac Holding Corp., Class A(1)(2)	931	10,241
ProPetro Holding Corp.(1)	46,918	452,289
RPC, Inc.	30,266	241,825
Schlumberger NV	93,559	5,516,239
SEACOR Marine Holdings, Inc.(1)	840	9,652
Select Water Solutions, Inc., Class A	15,174	122,151
Solaris Oilfield Infrastructure, Inc., Class A	4,475	47,077
TechnipFMC PLC	131,249	2,498,981
TETRA Technologies, Inc.(1)	34,931	191,771
Tidewater, Inc.(1)	15,893	1,033,522
Transocean Ltd.(1)	180,238	1,474,347
58

Avantis U.S. Equity ETF
	Shares	Value
US Silica Holdings, Inc.(1)	35,916	$442,844
Valaris Ltd.(1)	1,747	131,584
Weatherford International PLC(1)	34,870	3,086,692
		43,049,501
Entertainment — 0.9%
Activision Blizzard, Inc.	17,365	1,597,406
AMC Entertainment Holdings, Inc., Class A(1)(2)	7,538	94,603
Atlanta Braves Holdings, Inc., Class A(1)	930	38,911
Atlanta Braves Holdings, Inc., Class C(1)	8,033	295,936
Cinemark Holdings, Inc.(1)	19,104	311,013
Electronic Arts, Inc.	21,668	2,599,727
Endeavor Group Holdings, Inc., Class A(1)	736	16,111
IMAX Corp.(1)	11,790	225,543
Liberty Media Corp.-Liberty Formula One, Class A(1)	1,552	94,129
Liberty Media Corp.-Liberty Formula One, Class C(1)	21,448	1,475,408
Liberty Media Corp.-Liberty Live, Class A(1)	595	19,819
Liberty Media Corp.-Liberty Live, Class C(1)	3,506	117,977
Lions Gate Entertainment Corp., Class B(1)	2,915	21,717
Live Nation Entertainment, Inc.(1)	7,864	664,744
Madison Square Garden Entertainment Corp.(1)	790	25,351
Madison Square Garden Sports Corp.	1,279	227,662
Marcus Corp.	6,648	100,983
Netflix, Inc.(1)	37,600	16,306,368
Playstudios, Inc.(1)	11,056	39,359
Playtika Holding Corp.(1)	6,349	61,966
ROBLOX Corp., Class A(1)	20,100	568,629
Roku, Inc.(1)	13,253	1,076,144
Sphere Entertainment Co.(1)	6,797	238,303
Take-Two Interactive Software, Inc.(1)	19,013	2,703,649
Vivid Seats, Inc., Class A(1)	1,882	13,663
Walt Disney Co.(1)	75,999	6,359,596
Warner Bros Discovery, Inc.(1)	297,851	3,913,762
World Wrestling Entertainment, Inc., Class A	17,874	1,725,735
		40,934,214
Financial Services — 2.8%
Acacia Research Corp.(1)	1,942	7,399
Affirm Holdings, Inc.(1)(2)	25,108	522,497
Alerus Financial Corp.	4,046	78,897
A-Mark Precious Metals, Inc.	8,406	286,813
Apollo Global Management, Inc.	25,765	2,250,315
Berkshire Hathaway, Inc., Class B(1)	84,697	30,507,859
Block, Inc.(1)	8,924	514,469
Cannae Holdings, Inc.(1)	17,586	345,213
Cass Information Systems, Inc.	5,178	198,524
Enact Holdings, Inc.	10,086	289,065
Equitable Holdings, Inc.	129,925	3,741,840
Essent Group Ltd.	41,791	2,098,744
Euronet Worldwide, Inc.(1)	9,108	795,675
EVERTEC, Inc.	10,866	429,968
Federal Agricultural Mortgage Corp., Class C	3,639	612,516
Fidelity National Information Services, Inc.	17,115	956,044
59

Avantis U.S. Equity ETF
	Shares	Value
Fiserv, Inc.(1)	19,313	$2,344,405
FleetCor Technologies, Inc.(1)	6,025	1,637,173
Global Payments, Inc.	8,261	1,046,586
International Money Express, Inc.(1)	2,504	43,319
Jack Henry & Associates, Inc.	11,911	1,867,407
Jackson Financial, Inc., Class A	40,520	1,523,552
loanDepot, Inc., Class A(1)(2)	4,466	8,619
Marqeta, Inc., Class A(1)	44,178	271,695
Mastercard, Inc., Class A	67,447	27,831,330
Merchants Bancorp	7,032	205,123
MGIC Investment Corp.	130,238	2,289,584
Mr. Cooper Group, Inc.(1)	24,990	1,415,933
NewtekOne, Inc.(2)	836	14,973
NMI Holdings, Inc., Class A(1)	40,644	1,163,231
Ocwen Financial Corp.(1)	2,159	65,331
Payoneer Global, Inc.(1)	93,098	576,277
PayPal Holdings, Inc.(1)	63,942	3,997,014
Paysafe Ltd.(1)	722	9,458
PennyMac Financial Services, Inc.	10,684	766,791
Radian Group, Inc.	70,534	1,910,061
Shift4 Payments, Inc., Class A(1)	5,447	309,335
TFS Financial Corp.	5,680	77,305
Toast, Inc., Class A(1)	19,976	442,868
Visa, Inc., Class A	136,738	33,593,792
Voya Financial, Inc.	29,272	2,039,673
Walker & Dunlop, Inc.	11,305	964,769
Waterstone Financial, Inc.	4,082	50,658
Western Union Co.	65,120	804,232
WEX, Inc.(1)	6,753	1,324,804
		132,231,136
Food Products — 1.0%
Alico, Inc.	400	9,412
Archer-Daniels-Midland Co.	77,300	6,129,890
B&G Foods, Inc.	27,251	348,540
Beyond Meat, Inc.(1)	2,397	28,285
Bunge Ltd.	46,300	5,293,016
Calavo Growers, Inc.	3,969	130,818
Cal-Maine Foods, Inc.	16,348	781,271
Campbell Soup Co.	14,824	618,161
Conagra Brands, Inc.	14,038	419,455
Darling Ingredients, Inc.(1)	31,835	1,966,130
Dole PLC	13,593	162,029
Farmer Bros Co.(1)	1,836	3,874
Flowers Foods, Inc.	37,967	894,502
Fresh Del Monte Produce, Inc.	9,281	237,130
General Mills, Inc.	25,881	1,751,108
Hershey Co.	18,566	3,989,091
Hormel Foods Corp.	22,474	867,272
Hostess Brands, Inc.(1)	29,819	849,245
Ingredion, Inc.	21,177	2,179,325
J & J Snack Foods Corp.	1,918	310,965
60

Avantis U.S. Equity ETF
	Shares	Value
J M Smucker Co.	13,472	$1,952,766
John B Sanfilippo & Son, Inc.	4,484	449,969
Kellogg Co.	20,186	1,231,750
Kraft Heinz Co.	80,054	2,648,987
Lamb Weston Holdings, Inc.	36,270	3,533,061
Lancaster Colony Corp.	3,165	522,826
Lifecore Biomedical, Inc.(1)	6,369	50,952
Limoneira Co.	913	14,069
McCormick & Co., Inc.	8,040	659,923
Mission Produce, Inc.(1)	11,592	110,356
Mondelez International, Inc., Class A	64,382	4,587,861
Pilgrim's Pride Corp.(1)	14,071	354,026
Post Holdings, Inc.(1)	1,439	129,093
Seaboard Corp.	75	282,775
Seneca Foods Corp., Class A(1)	1,556	75,093
Simply Good Foods Co.(1)	16,119	581,573
Sovos Brands, Inc.(1)	4,280	95,872
Tootsie Roll Industries, Inc.	2,714	87,255
Tyson Foods, Inc., Class A	43,965	2,342,016
Utz Brands, Inc.	463	7,149
		46,686,891
Gas Utilities — 0.2%
Atmos Energy Corp.	23,960	2,778,162
Chesapeake Utilities Corp.	3,556	391,516
National Fuel Gas Co.	22,562	1,212,482
New Jersey Resources Corp.	11,336	478,039
Northwest Natural Holding Co.	8,889	349,160
ONE Gas, Inc.	14,007	1,015,087
Southwest Gas Holdings, Inc.	4,199	260,044
Spire, Inc.	4,707	274,936
Star Group LP	932	10,932
UGI Corp.	25,725	647,756
		7,418,114
Ground Transportation — 1.8%
ArcBest Corp.	12,392	1,308,471
Avis Budget Group, Inc.(1)	1,210	258,202
Covenant Logistics Group, Inc.	3,574	175,734
CSX Corp.	428,848	12,951,210
Daseke, Inc.(1)	21,314	112,964
Heartland Express, Inc.	17,092	257,918
Hertz Global Holdings, Inc.(1)	61,926	1,049,646
JB Hunt Transport Services, Inc.	27,683	5,201,082
Knight-Swift Transportation Holdings, Inc.	46,318	2,539,153
Landstar System, Inc.	16,445	3,121,426
Marten Transport Ltd.	27,276	572,796
Norfolk Southern Corp.	47,943	9,828,794
Old Dominion Freight Line, Inc.	27,225	11,635,148
PAM Transportation Services, Inc.(1)	1,111	25,620
RXO, Inc.(1)	19,766	357,369
Ryder System, Inc.	23,243	2,340,570
Saia, Inc.(1)	10,882	4,637,908
61

Avantis U.S. Equity ETF
	Shares	Value
Schneider National, Inc., Class B	17,303	$500,230
Uber Technologies, Inc.(1)	62,366	2,945,546
U-Haul Holding Co.	2,660	151,540
U-Haul Holding Co.	35,454	1,887,571
Union Pacific Corp.	95,148	20,986,794
Universal Logistics Holdings, Inc.	3,850	104,412
Werner Enterprises, Inc.	26,046	1,083,774
XPO, Inc.(1)	16,879	1,259,680
		85,293,558
Health Care Equipment and Supplies — 1.7%
Abbott Laboratories	107,142	11,024,912
Align Technology, Inc.(1)	9,030	3,342,364
Alphatec Holdings, Inc.(1)	5,185	84,775
AngioDynamics, Inc.(1)	3,255	26,138
Apyx Medical Corp.(1)	34	158
Atrion Corp.	263	122,321
Avanos Medical, Inc.(1)	8,732	183,721
Axogen, Inc.(1)	1,813	11,349
Baxter International, Inc.	18,163	737,418
Becton Dickinson & Co.	10,594	2,960,493
Boston Scientific Corp.(1)	74,001	3,991,614
Butterfly Network, Inc.(1)(2)	15,960	28,249
Contra Abiomed, Inc.(1)	3,336	3,403
Cooper Cos., Inc.	6,741	2,494,103
CVRx, Inc.(1)	295	5,118
DENTSPLY SIRONA, Inc.	24,753	918,089
Dexcom, Inc.(1)	32,400	3,271,752
Edwards Lifesciences Corp.(1)	54,135	4,139,703
Embecta Corp.	4,026	73,797
Enovis Corp.(1)	10,495	588,140
Envista Holdings Corp.(1)	12,295	393,686
Establishment Labs Holdings, Inc.(1)	1,438	86,812
GE HealthCare Technologies, Inc.	17,669	1,244,781
Glaukos Corp.(1)	416	31,258
Globus Medical, Inc., Class A(1)	11,293	610,951
Haemonetics Corp.(1)	11,138	999,413
Hologic, Inc.(1)	55,887	4,176,994
IDEXX Laboratories, Inc.(1)	12,280	6,280,115
Inogen, Inc.(1)	2,676	16,618
Inspire Medical Systems, Inc.(1)	1,735	393,637
Insulet Corp.(1)	3,546	679,804
Integra LifeSciences Holdings Corp.(1)	12,015	511,118
Intuitive Surgical, Inc.(1)	24,039	7,516,515
iRadimed Corp.	608	28,108
LeMaitre Vascular, Inc.	332	19,193
LENSAR, Inc.(1)	146	496
Masimo Corp.(1)	4,764	544,430
Medtronic PLC	68,012	5,542,978
Merit Medical Systems, Inc.(1)	2,041	133,236
Neogen Corp.(1)	4,532	104,780
Nevro Corp.(1)	2,883	57,775
62

Avantis U.S. Equity ETF
	Shares	Value
NuVasive, Inc.(1)	10,991	$436,892
Omnicell, Inc.(1)	3,988	226,758
OraSure Technologies, Inc.(1)	16,373	105,770
Orthofix Medical, Inc.(1)	5,334	112,867
Outset Medical, Inc.(1)	6,475	88,125
Penumbra, Inc.(1)	2,827	747,742
Pulmonx Corp.(1)	2,904	30,376
QuidelOrtho Corp.(1)	14,885	1,225,929
ResMed, Inc.	7,547	1,204,426
Shockwave Medical, Inc.(1)	2,426	534,666
Sight Sciences, Inc.(1)	3,566	23,393
STERIS PLC	8,755	2,010,060
Stryker Corp.	13,943	3,953,538
Teleflex, Inc.	5,265	1,120,076
UFP Technologies, Inc.(1)	816	143,379
Utah Medical Products, Inc.	646	59,174
Varex Imaging Corp.(1)	6,506	127,973
Zimmer Biomet Holdings, Inc.	22,337	2,660,783
Zimvie, Inc.(1)	5,178	61,100
Zynex, Inc.(1)(2)	5,148	39,640
		78,292,982
Health Care Providers and Services — 1.9%
Acadia Healthcare Co., Inc.(1)	8,047	620,424
Accolade, Inc.(1)	9,420	127,076
AdaptHealth Corp.(1)	2,813	33,559
Addus HomeCare Corp.(1)	870	76,299
agilon health, Inc.(1)(2)	17,415	308,594
Amedisys, Inc.(1)	674	63,187
AMN Healthcare Services, Inc.(1)	11,978	1,058,616
Apollo Medical Holdings, Inc.(1)	3,144	119,032
Brookdale Senior Living, Inc.(1)	85,253	362,325
Cardinal Health, Inc.	16,669	1,455,704
Castle Biosciences, Inc.(1)	4,009	79,899
Cencora, Inc.	18,737	3,297,337
Centene Corp.(1)	86,184	5,313,244
Chemed Corp.	2,682	1,371,682
Cigna Group	10,937	3,021,456
Community Health Systems, Inc.(1)	9,160	30,961
CorVel Corp.(1)	2,667	577,272
Cross Country Healthcare, Inc.(1)	17,851	459,842
CVS Health Corp.	50,798	3,310,506
DaVita, Inc.(1)	5,495	562,798
Elevance Health, Inc.	25,197	11,137,326
Encompass Health Corp.	9,306	661,098
Enhabit, Inc.(1)	1,164	14,911
Ensign Group, Inc.	16,019	1,605,424
Fulgent Genetics, Inc.(1)	7,703	252,350
Guardant Health, Inc.(1)	4,491	175,508
HCA Healthcare, Inc.	10,240	2,839,552
HealthEquity, Inc.(1)	3,391	229,062
Henry Schein, Inc.(1)	9,836	752,847
63

Avantis U.S. Equity ETF
	Shares	Value
Humana, Inc.	25,705	$11,866,199
Joint Corp.(1)	718	6,670
Laboratory Corp. of America Holdings	10,751	2,237,283
McKesson Corp.	7,064	2,912,628
ModivCare, Inc.(1)	4,262	136,810
Molina Healthcare, Inc.(1)	18,330	5,684,500
National HealthCare Corp.	3,099	204,379
National Research Corp.	4,055	169,499
NeoGenomics, Inc.(1)	24,931	374,713
OPKO Health, Inc.(1)(2)	63,510	116,223
Option Care Health, Inc.(1)	4,484	156,178
Owens & Minor, Inc.(1)	17,168	290,139
Patterson Cos., Inc.	27,006	811,260
Pediatrix Medical Group, Inc.(1)	576	8,139
Pennant Group, Inc.(1)	2,628	31,483
PetIQ, Inc.(1)	2,644	50,448
Premier, Inc., Class A	34,703	747,156
Quest Diagnostics, Inc.	5,926	779,269
R1 RCM, Inc.(1)	342	5,896
RadNet, Inc.(1)	56	1,871
Select Medical Holdings Corp.	2,995	87,484
Surgery Partners, Inc.(1)	1,529	55,442
Tenet Healthcare Corp.(1)	7,602	589,611
UnitedHealth Group, Inc.	45,776	21,815,926
Universal Health Services, Inc., Class B	12,867	1,733,185
		90,790,282
Health Care Technology — 0.1%
American Well Corp., Class A(1)	45,914	65,198
Doximity, Inc., Class A(1)	9,152	218,184
Health Catalyst, Inc.(1)	9,505	111,113
HealthStream, Inc.	3,987	83,847
NextGen Healthcare, Inc.(1)	1,013	18,447
OptimizeRx Corp.(1)	792	6,748
Simulations Plus, Inc.	1,366	60,773
Teladoc Health, Inc.(1)	17,471	395,543
Veeva Systems, Inc., Class A(1)	11,387	2,376,467
Veradigm, Inc.(1)	30,532	408,518
		3,744,838
Hotels, Restaurants and Leisure — 2.1%
Accel Entertainment, Inc.(1)	21,652	257,442
Airbnb, Inc., Class A(1)	39,752	5,229,376
Aramark	10,202	379,310
Bally's Corp.(1)	2,841	47,161
BJ's Restaurants, Inc.(1)	7,831	230,310
Bloomin' Brands, Inc.	30,399	852,996
Bluegreen Vacations Holding Corp.	243	8,714
Booking Holdings, Inc.(1)	3,354	10,414,271
Bowlero Corp.(1)	4,749	52,239
Boyd Gaming Corp.	30,333	2,028,368
Brinker International, Inc.(1)	3,716	121,625
Caesars Entertainment, Inc.(1)	9,028	498,887
64

Avantis U.S. Equity ETF
	Shares	Value
Carnival Corp.(1)	189,901	$3,004,234
Carrols Restaurant Group, Inc.(1)	7,822	54,597
Century Casinos, Inc.(1)	2,996	19,474
Cheesecake Factory, Inc.	25,293	805,582
Chipotle Mexican Grill, Inc.(1)	5,170	9,960,729
Choice Hotels International, Inc.(2)	7,654	971,293
Churchill Downs, Inc.	11,777	1,475,422
Chuy's Holdings, Inc.(1)	7,156	272,644
Cracker Barrel Old Country Store, Inc.(2)	11,311	932,366
Darden Restaurants, Inc.	38,818	6,036,587
Dave & Buster's Entertainment, Inc.(1)	7,015	275,479
Denny's Corp.(1)	3,625	34,546
Dine Brands Global, Inc.	1,020	55,876
Domino's Pizza, Inc.	1,963	760,466
DoorDash, Inc., Class A(1)	23,995	2,018,699
DraftKings, Inc., Class A(1)	21,245	629,914
El Pollo Loco Holdings, Inc.	719	6,838
Everi Holdings, Inc.(1)	15,856	229,278
Expedia Group, Inc.(1)	15,707	1,702,482
Fiesta Restaurant Group, Inc.(1)	103	866
Full House Resorts, Inc.(1)	13,068	63,118
Golden Entertainment, Inc.	9,030	328,782
Hilton Grand Vacations, Inc.(1)	33,030	1,444,072
Hilton Worldwide Holdings, Inc.	14,587	2,168,357
Hyatt Hotels Corp., Class A	11,620	1,306,204
Inspired Entertainment, Inc.(1)	627	8,264
International Game Technology PLC	11,741	375,947
Jack in the Box, Inc.	1,530	122,966
Las Vegas Sands Corp.	25,052	1,374,353
Life Time Group Holdings, Inc.(1)	5,670	97,524
Light & Wonder, Inc., Class A(1)	2,852	218,663
Lindblad Expeditions Holdings, Inc.(1)	902	8,163
Marriott International, Inc., Class A	27,224	5,540,356
Marriott Vacations Worldwide Corp.	1,770	192,381
McDonald's Corp.	30,231	8,499,446
MGM Resorts International(1)	45,005	1,979,320
Monarch Casino & Resort, Inc.	6,226	419,632
Noodles & Co.(1)	20,200	56,156
Norwegian Cruise Line Holdings Ltd.(1)	123,933	2,053,570
ONE Group Hospitality, Inc.(1)	5,041	34,531
Papa John's International, Inc.	2,224	168,357
Penn Entertainment, Inc.(1)	32,289	764,926
Planet Fitness, Inc., Class A(1)	5,668	344,614
Playa Hotels & Resorts NV(1)	76,572	571,227
PlayAGS, Inc.(1)	1,675	11,440
Potbelly Corp.(1)	7,040	56,250
RCI Hospitality Holdings, Inc.	3,219	210,136
Red Robin Gourmet Burgers, Inc.(1)	6,644	68,898
Red Rock Resorts, Inc., Class A	12,594	553,254
Royal Caribbean Cruises Ltd.(1)	63,106	6,243,708
Sabre Corp.(1)(2)	21,443	107,215
65

Avantis U.S. Equity ETF
	Shares	Value
SeaWorld Entertainment, Inc.(1)	9,493	$462,309
Shake Shack, Inc., Class A(1)	6,601	462,070
Six Flags Entertainment Corp.(1)	6,143	141,043
Starbucks Corp.	53,081	5,172,213
Super Group SGHC Ltd.(1)	26,211	99,077
Sweetgreen, Inc., Class A(1)	9,947	142,839
Target Hospitality Corp.(1)(2)	14,651	232,951
Texas Roadhouse, Inc.	28,749	2,992,771
Travel + Leisure Co.	7,798	313,480
Vail Resorts, Inc.	2,907	657,912
Wendy's Co.	29,021	574,326
Wingstop, Inc.	2,309	370,918
Wyndham Hotels & Resorts, Inc.	9,102	686,200
Wynn Resorts Ltd.	9,528	965,949
Xponential Fitness, Inc., Class A(1)	1,323	28,656
Yum! Brands, Inc.	15,817	2,046,403
		100,109,018
Household Durables — 1.3%
Bassett Furniture Industries, Inc.	1,060	16,165
Beazer Homes USA, Inc.(1)	16,174	474,060
Cavco Industries, Inc.(1)	4,176	1,167,276
Century Communities, Inc.	13,790	1,023,907
Cricut, Inc., Class A(2)	6,960	65,842
D.R. Horton, Inc.	70,281	8,364,845
Dream Finders Homes, Inc., Class A(1)(2)	9,061	261,138
Ethan Allen Interiors, Inc.	12,793	401,444
Garmin Ltd.	21,649	2,295,227
GoPro, Inc., Class A(1)	27,918	101,482
Green Brick Partners, Inc.(1)	14,410	712,719
Helen of Troy Ltd.(1)	8,279	1,017,655
Hooker Furnishings Corp.	1,278	27,515
Hovnanian Enterprises, Inc., Class A(1)	1,955	232,332
Installed Building Products, Inc.	9,116	1,319,359
iRobot Corp.(1)	3,375	131,254
KB Home	28,386	1,442,009
Landsea Homes Corp.(1)	3,310	32,074
La-Z-Boy, Inc.	19,396	598,367
Legacy Housing Corp.(1)	2,643	59,917
Leggett & Platt, Inc.	16,511	465,610
Lennar Corp., B Shares	3,401	362,751
Lennar Corp., Class A	70,243	8,365,239
LGI Homes, Inc.(1)	4,808	591,865
Lifetime Brands, Inc.	8	50
Lovesac Co.(1)	1,171	26,839
M/I Homes, Inc.(1)	16,280	1,598,370
MDC Holdings, Inc.	29,721	1,410,261
Meritage Homes Corp.	16,025	2,228,116
Mohawk Industries, Inc.(1)	14,083	1,427,875
Newell Brands, Inc.	2,625	27,772
NVR, Inc.(1)	1,044	6,657,933
PulteGroup, Inc.	69,054	5,666,571
66

Avantis U.S. Equity ETF
	Shares	Value
Purple Innovation, Inc.(2)	7,791	$16,906
Skyline Champion Corp.(1)	26,016	1,854,160
Sonos, Inc.(1)	22,741	313,371
Taylor Morrison Home Corp.(1)	57,152	2,709,005
Tempur Sealy International, Inc.	24,517	1,145,434
Toll Brothers, Inc.	33,674	2,758,911
TopBuild Corp.(1)	2,391	693,581
Tri Pointe Homes, Inc.(1)	44,433	1,381,866
Universal Electronics, Inc.(1)	2,028	18,049
VOXX International Corp.(1)	887	7,664
Whirlpool Corp.	12,428	1,739,423
		61,212,209
Household Products — 0.8%
Central Garden & Pet Co.(1)	592	26,131
Central Garden & Pet Co., Class A(1)	13,042	532,114
Church & Dwight Co., Inc.	23,241	2,249,031
Clorox Co.	20,097	3,144,176
Colgate-Palmolive Co.	82,185	6,038,132
Energizer Holdings, Inc.	2,487	85,428
Kimberly-Clark Corp.	49,488	6,375,539
Oil-Dri Corp. of America	1,053	70,972
Procter & Gamble Co.	114,598	17,687,055
Reynolds Consumer Products, Inc.	537	14,655
Spectrum Brands Holdings, Inc.	5,453	453,526
WD-40 Co.	1,557	334,553
		37,011,312
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp.	227,115	4,072,172
Brookfield Renewable Corp., Class A(2)	14,816	414,107
Clearway Energy, Inc., Class A	6,660	156,110
Clearway Energy, Inc., Class C	16,432	407,021
Montauk Renewables, Inc.(1)	7,801	74,500
NextEra Energy Partners LP	14,265	711,538
Ormat Technologies, Inc.	10,272	780,056
Sunnova Energy International, Inc.(1)(2)	19,494	271,161
Vistra Corp.	93,027	2,922,908
		9,809,573
Industrial Conglomerates — 0.5%
3M Co.	51,960	5,542,573
General Electric Co.	85,451	9,780,721
Honeywell International, Inc.	36,289	6,820,155
		22,143,449
Insurance — 3.5%
Aflac, Inc.	114,708	8,553,776
Allstate Corp.	37,333	4,024,871
Ambac Financial Group, Inc.(1)	22,305	287,288
American Equity Investment Life Holding Co.(1)	40,484	2,173,181
American Financial Group, Inc.	26,135	3,029,569
American International Group, Inc.	172,037	10,067,605
AMERISAFE, Inc.	5,313	275,213
Aon PLC, Class A	15,402	5,134,873
67

Avantis U.S. Equity ETF
	Shares	Value
Arch Capital Group Ltd.(1)	77,066	$5,923,293
Argo Group International Holdings Ltd.	9,247	275,098
Arthur J Gallagher & Co.	17,764	4,094,247
Assurant, Inc.	9,265	1,290,893
Assured Guaranty Ltd.	15,384	905,195
Axis Capital Holdings Ltd.	37,848	2,076,341
Brighthouse Financial, Inc.(1)	22,070	1,095,996
Brown & Brown, Inc.	6,649	492,691
Chubb Ltd.	40,744	8,184,247
Cincinnati Financial Corp.	26,444	2,797,511
CNA Financial Corp.	5,092	200,268
CNO Financial Group, Inc.	61,156	1,431,050
Donegal Group, Inc., Class A	1,311	19,154
eHealth, Inc.(1)	1,340	10,479
Employers Holdings, Inc.	8,215	322,275
Enstar Group Ltd.(1)	3,204	811,541
Erie Indemnity Co., Class A	3,792	1,056,944
Everest Re Group Ltd.	9,124	3,290,844
F&G Annuities & Life, Inc.	4,998	141,493
Fidelity National Financial, Inc.	69,031	2,857,883
First American Financial Corp.	29,436	1,815,613
Genworth Financial, Inc., Class A(1)	171,726	994,294
Globe Life, Inc.	25,912	2,891,002
Greenlight Capital Re Ltd., A Shares(1)	2,295	25,314
Hallmark Financial Services, Inc.(1)	14	31
Hanover Insurance Group, Inc.	6,154	656,755
Hartford Financial Services Group, Inc.	103,061	7,401,841
HCI Group, Inc.(2)	848	45,182
Hippo Holdings, Inc.(1)	878	8,762
Horace Mann Educators Corp.	12,453	356,903
James River Group Holdings Ltd.	5,415	78,842
Kemper Corp.	10,026	470,921
Kinsale Capital Group, Inc.	4,551	1,814,165
Lemonade, Inc.(1)(2)	10,558	145,278
Lincoln National Corp.	24,149	619,663
Loews Corp.	41,980	2,606,538
Markel Group, Inc.(1)	2,196	3,247,708
Marsh & McLennan Cos., Inc.	27,331	5,329,272
MBIA, Inc.(1)	2,999	23,662
Mercury General Corp.	5,100	145,911
MetLife, Inc.	99,634	6,310,818
National Western Life Group, Inc., Class A	571	259,542
Old Republic International Corp.	89,964	2,460,515
Oscar Health, Inc., Class A(1)	41,801	262,092
Palomar Holdings, Inc.(1)	2,335	119,108
Primerica, Inc.	17,488	3,514,389
Principal Financial Group, Inc.	56,600	4,398,386
ProAssurance Corp.	12,114	214,176
Progressive Corp.	72,679	9,700,466
Prudential Financial, Inc.	86,744	8,212,055
Reinsurance Group of America, Inc.	21,248	2,945,398
68

Avantis U.S. Equity ETF
	Shares	Value
RenaissanceRe Holdings Ltd.	10,262	$1,928,127
RLI Corp.	8,302	1,091,879
Ryan Specialty Holdings, Inc.(1)	3,000	146,250
Safety Insurance Group, Inc.	3,896	268,318
Selective Insurance Group, Inc.	14,941	1,482,297
Selectquote, Inc.(1)	6,890	8,406
SiriusPoint Ltd.(1)	46,779	517,376
Skyward Specialty Insurance Group, Inc.(1)	3,934	95,675
Stewart Information Services Corp.	9,359	433,509
Tiptree, Inc.	3,227	56,860
Travelers Cos., Inc.	61,049	9,842,930
United Fire Group, Inc.	6,970	137,797
Universal Insurance Holdings, Inc.	5,876	74,390
Unum Group	64,201	3,158,047
W R Berkley Corp.	41,793	2,585,315
White Mountains Insurance Group Ltd.	686	1,089,841
Willis Towers Watson PLC	4,979	1,029,458
		161,844,896
Interactive Media and Services — 4.5%
Alphabet, Inc., Class A(1)	525,643	71,576,807
Alphabet, Inc., Class C(1)	447,424	61,453,686
Cargurus, Inc.(1)	49,151	890,125
Cars.com, Inc.(1)	32,323	604,117
EverQuote, Inc., Class A(1)	1,005	6,211
IAC, Inc.(1)	13,042	721,614
Match Group, Inc.(1)	11,302	529,725
Meta Platforms, Inc., Class A(1)	238,196	70,479,815
Nextdoor Holdings, Inc.(1)	6,500	14,105
Pinterest, Inc., Class A(1)	57,170	1,571,603
QuinStreet, Inc.(1)	7,048	69,775
Shutterstock, Inc.	5,139	216,403
Snap, Inc., Class A(1)	32,994	341,488
TripAdvisor, Inc.(1)	10,327	156,041
TrueCar, Inc.(1)	11,316	27,045
Yelp, Inc.(1)	14,055	602,257
Ziff Davis, Inc.(1)	6,199	413,163
ZipRecruiter, Inc., Class A(1)	19,275	292,787
ZoomInfo Technologies, Inc.(1)	12,948	233,323
		210,200,090
IT Services — 1.1%
Accenture PLC, Class A	52,284	16,927,991
Akamai Technologies, Inc.(1)	25,306	2,659,407
Amdocs Ltd.	12,563	1,120,619
Cloudflare, Inc., Class A(1)	8,257	536,953
Cognizant Technology Solutions Corp., Class A	85,515	6,123,729
DigitalOcean Holdings, Inc.(1)(2)	6,934	187,565
DXC Technology Co.(1)	73,570	1,525,842
EPAM Systems, Inc.(1)	6,609	1,711,665
Gartner, Inc.(1)	9,765	3,414,625
Globant SA(1)	3,427	700,719
GoDaddy, Inc., Class A(1)	9,840	713,498
69

Avantis U.S. Equity ETF
	Shares	Value
Grid Dynamics Holdings, Inc.(1)	2,936	$34,146
Hackett Group, Inc.	5,975	140,831
International Business Machines Corp.	58,322	8,563,419
Kyndryl Holdings, Inc.(1)	60,472	1,020,767
MongoDB, Inc.(1)	2,406	917,408
Okta, Inc.(1)	3,355	280,176
Perficient, Inc.(1)	2,304	146,972
Snowflake, Inc., Class A(1)	13,034	2,044,383
Squarespace, Inc., Class A(1)	4,092	123,374
Twilio, Inc., Class A(1)	20,692	1,318,287
Unisys Corp.(1)	1,565	6,307
VeriSign, Inc.(1)	5,192	1,078,846
		51,297,529
Leisure Products — 0.2%
AMMO, Inc.(1)	9,052	20,729
Brunswick Corp.	28,285	2,237,909
Clarus Corp.	2,005	14,416
Funko, Inc., Class A(1)	857	5,973
Hasbro, Inc.	6,947	500,184
JAKKS Pacific, Inc.(1)	881	17,338
Johnson Outdoors, Inc., Class A	538	30,080
Malibu Boats, Inc., Class A(1)	10,068	488,902
Marine Products Corp.	2	28
MasterCraft Boat Holdings, Inc.(1)	9,719	211,485
Mattel, Inc.(1)	41,232	913,701
Peloton Interactive, Inc., Class A(1)	8,833	56,355
Polaris, Inc.	22,429	2,514,067
Smith & Wesson Brands, Inc.	13,530	158,842
Sturm Ruger & Co., Inc.	8,603	443,743
Topgolf Callaway Brands Corp.(1)	24,153	421,228
Vista Outdoor, Inc.(1)	27,892	815,841
YETI Holdings, Inc.(1)	41,861	2,090,957
		10,941,778
Life Sciences Tools and Services — 0.9%
10X Genomics, Inc., Class A(1)	8,003	414,956
AbCellera Biologics, Inc.(1)	64,811	353,220
Adaptive Biotechnologies Corp.(1)	17,533	118,698
Agilent Technologies, Inc.	20,661	2,501,427
Avantor, Inc.(1)	17,824	385,890
Azenta, Inc.(1)	11,254	635,063
Bio-Rad Laboratories, Inc., Class A(1)	3,165	1,266,633
Bio-Techne Corp.	12,008	941,427
Bruker Corp.	19,906	1,305,834
Charles River Laboratories International, Inc.(1)	3,019	624,390
Codexis, Inc.(1)	1,783	3,102
CryoPort, Inc.(1)	4,299	60,616
Cytek Biosciences, Inc.(1)	5,971	45,380
Danaher Corp.	24,805	6,573,325
Fortrea Holdings, Inc.(1)	10,452	287,953
Illumina, Inc.(1)	9,396	1,552,407
Inotiv, Inc.(1)	2,334	8,729
70

Avantis U.S. Equity ETF
	Shares	Value
IQVIA Holdings, Inc.(1)	12,953	$2,883,726
Maravai LifeSciences Holdings, Inc., Class A(1)	29,120	301,101
MaxCyte, Inc.(1)	13,261	48,535
Medpace Holdings, Inc.(1)	4,388	1,185,945
Mesa Laboratories, Inc.	243	34,836
Mettler-Toledo International, Inc.(1)	3,179	3,857,653
OmniAb, Inc.(1)	8,143	47,229
OmniAb, Inc.(1)	1,555	5,577
OmniAb, Inc.(1)	1,555	5,305
Quanterix Corp.(1)	7,397	198,240
Quantum-Si, Inc.(1)(2)	8,490	19,867
Repligen Corp.(1)	4,344	755,465
Revvity, Inc.	7,398	865,788
Seer, Inc.(1)	6,973	18,339
SomaLogic, Inc.(1)(2)	20,642	45,619
Sotera Health Co.(1)	14,731	237,758
Syneos Health, Inc.(1)	1,502	64,180
Thermo Fisher Scientific, Inc.	14,101	7,855,667
Waters Corp.(1)	10,333	2,901,506
West Pharmaceutical Services, Inc.	11,053	4,497,466
		42,908,852
Machinery — 2.6%
3D Systems Corp.(1)	11,227	70,842
AGCO Corp.	25,785	3,339,931
Alamo Group, Inc.	1,996	342,613
Albany International Corp., Class A	8,912	826,321
Allison Transmission Holdings, Inc.	14,398	870,359
Astec Industries, Inc.	5,277	289,285
Barnes Group, Inc.	9,775	384,157
Blue Bird Corp.(1)	761	16,628
Caterpillar, Inc.	85,738	24,103,524
Chart Industries, Inc.(1)	3,109	561,423
Columbus McKinnon Corp.	1,315	49,536
Commercial Vehicle Group, Inc.(1)	12,092	111,367
Crane Co.	6,433	586,175
Cummins, Inc.	24,048	5,532,002
Deere & Co.	47,840	19,659,370
Desktop Metal, Inc., Class A(1)	15,754	28,357
Donaldson Co., Inc.	41,407	2,644,665
Dover Corp.	6,879	1,020,156
Enerpac Tool Group Corp.	7,874	206,299
EnPro Industries, Inc.	2,848	388,439
Esab Corp.	2,456	177,249
ESCO Technologies, Inc.	4,564	488,394
Flowserve Corp.	5,431	214,905
Fortive Corp.	15,396	1,213,975
Franklin Electric Co., Inc.	5,518	533,646
Gates Industrial Corp. PLC(1)	24,477	300,578
Gorman-Rupp Co.	411	13,209
Graco, Inc.	29,324	2,314,836
Graham Corp.(1)	1,974	31,584
71

Avantis U.S. Equity ETF
	Shares	Value
Greenbrier Cos., Inc.	14,309	$608,991
Helios Technologies, Inc.	4,119	238,408
Hillenbrand, Inc.	8,133	393,962
Hillman Solutions Corp.(1)	27,460	248,513
Hyliion Holdings Corp.(1)(2)	15,309	18,677
Hyster-Yale Materials Handling, Inc.	3,525	160,987
IDEX Corp.	5,158	1,167,771
Illinois Tool Works, Inc.	28,434	7,033,150
Ingersoll Rand, Inc.	35,652	2,481,736
ITT, Inc.	14,757	1,509,346
John Bean Technologies Corp.	612	67,265
Kadant, Inc.	2,339	513,972
Kennametal, Inc.	27,059	716,252
Lincoln Electric Holdings, Inc.	15,394	2,962,729
Lindsay Corp.	2,436	302,308
Manitowoc Co., Inc.(1)	8,155	137,983
Mayville Engineering Co., Inc.(1)	2,607	30,606
Microvast Holdings, Inc.(1)(2)	18,299	40,807
Middleby Corp.(1)	4,252	619,049
Miller Industries, Inc.	1,764	70,560
Mueller Industries, Inc.	28,267	2,181,082
Mueller Water Products, Inc., Class A	40,162	567,087
Nikola Corp.(1)	34,423	40,619
Nordson Corp.	3,820	932,615
Omega Flex, Inc.	433	36,242
Oshkosh Corp.	10,904	1,132,162
Otis Worldwide Corp.	23,372	1,999,475
PACCAR, Inc.	125,670	10,341,384
Parker-Hannifin Corp.	10,487	4,372,030
Park-Ohio Holdings Corp.	42	786
Pentair PLC	6,526	458,517
Proto Labs, Inc.(1)	3,933	116,023
RBC Bearings, Inc.(1)	2,712	625,224
REV Group, Inc.	10,568	143,513
Snap-on, Inc.	11,484	3,084,602
Standex International Corp.	2,695	414,033
Stanley Black & Decker, Inc.	6,607	623,569
Symbotic, Inc.(1)(2)	1,225	51,193
Tennant Co.	3,793	312,657
Terex Corp.	29,831	1,808,057
Timken Co.	20,978	1,603,139
Titan International, Inc.(1)	25,337	318,993
Toro Co.	16,304	1,668,225
Trinity Industries, Inc.	20,401	511,453
Velo3D, Inc.(1)	3,791	5,990
Wabash National Corp.	25,639	578,159
Watts Water Technologies, Inc., Class A	5,200	981,604
Westinghouse Air Brake Technologies Corp.	12,202	1,372,969
Xylem, Inc.	16,664	1,725,391
		123,649,690
72

Avantis U.S. Equity ETF
	Shares	Value
Marine Transportation — 0.1%
Costamare, Inc.	12,899	$132,988
Eagle Bulk Shipping, Inc.(2)	5,192	227,202
Genco Shipping & Trading Ltd.	20,706	283,051
Kirby Corp.(1)	17,052	1,412,417
Matson, Inc.	18,077	1,588,607
Pangaea Logistics Solutions Ltd.	3,736	21,071
Safe Bulkers, Inc.(2)	26,385	84,696
		3,750,032
Media — 1.0%
Altice USA, Inc., Class A(1)	20,711	63,583
AMC Networks, Inc., Class A(1)	11,416	132,882
Boston Omaha Corp., Class A(1)	3,267	57,761
Cable One, Inc.	2,018	1,312,850
Charter Communications, Inc., Class A(1)	6,869	3,009,446
Comcast Corp., Class A	514,386	24,052,689
Cumulus Media, Inc., Class A(1)	4,685	21,738
Daily Journal Corp.(1)	69	20,341
DISH Network Corp., Class A(1)	47,758	286,548
E.W. Scripps Co., Class A(1)	572	4,370
Emerald Holding, Inc.(1)	284	1,198
Entravision Communications Corp., Class A	25,921	99,277
Fox Corp., Class A	89,908	2,972,359
Fox Corp., Class B	42,995	1,312,207
Gambling.com Group Ltd.(1)	3,902	55,330
Gannett Co., Inc.(1)	2,392	6,961
Gray Television, Inc.	21,858	176,176
iHeartMedia, Inc., Class A(1)	8,717	31,468
Interpublic Group of Cos., Inc.	18,935	617,470
John Wiley & Sons, Inc., Class A	1,862	69,192
Liberty Broadband Corp., Class A(1)	1,489	139,430
Liberty Broadband Corp., Class C(1)	16,239	1,519,321
Liberty Media Corp.-Liberty SiriusXM, Class A(1)	2,119	50,920
Liberty Media Corp.-Liberty SiriusXM, Class C(1)	6,592	161,109
Magnite, Inc.(1)	9,457	78,020
New York Times Co., Class A	32,600	1,443,202
News Corp., Class A	62,746	1,348,412
News Corp., Class B	18,329	403,238
Nexstar Media Group, Inc., Class A	5,081	827,187
Omnicom Group, Inc.	12,221	990,023
Paramount Global, Class B	75,718	1,142,585
PubMatic, Inc., Class A(1)	12,783	177,684
Scholastic Corp.	9,903	430,285
Sinclair, Inc.(2)	3,662	46,214
Sirius XM Holdings, Inc.	25,864	113,802
TechTarget, Inc.(1)	1,823	52,411
Thryv Holdings, Inc.(1)	2,255	45,979
Trade Desk, Inc., Class A(1)	24,688	1,975,781
WideOpenWest, Inc.(1)	17,716	143,500
		45,392,949
73

Avantis U.S. Equity ETF
	Shares	Value
Metals and Mining — 1.5%
Alcoa Corp.	59,757	$1,797,491
Alpha Metallurgical Resources, Inc.	7,052	1,430,428
Arch Resources, Inc.	10,023	1,309,004
ATI, Inc.(1)	54,760	2,482,271
Carpenter Technology Corp.	11,859	742,729
Century Aluminum Co.(1)	13,541	100,745
Cleveland-Cliffs, Inc.(1)	210,334	3,216,007
Coeur Mining, Inc.(1)	61,319	147,779
Commercial Metals Co.	55,798	3,140,869
Compass Minerals International, Inc.	17,961	541,524
Fortitude Gold Corp.	744	4,523
Freeport-McMoRan, Inc.	298,637	11,918,603
Gatos Silver, Inc.(1)	13,616	62,225
Haynes International, Inc.	2,802	136,766
Hecla Mining Co.	137,775	604,832
Kaiser Aluminum Corp.	5,268	399,947
Materion Corp.	4,190	455,830
McEwen Mining, Inc.(1)	4,167	33,711
MP Materials Corp.(1)	26,671	558,491
Newmont Corp.	166,935	6,580,578
Nucor Corp.	73,077	12,576,552
Olympic Steel, Inc.	5,771	308,864
Ramaco Resources, Inc., Class A	8,430	66,091
Ramaco Resources, Inc., Class B	1,686	18,276
Reliance Steel & Aluminum Co.	21,033	5,993,564
Royal Gold, Inc.	14,443	1,618,916
Ryerson Holding Corp.	13,755	428,331
Schnitzer Steel Industries, Inc., Class A	11,543	383,228
Steel Dynamics, Inc.	63,884	6,809,395
SunCoke Energy, Inc.	46,980	436,914
TimkenSteel Corp.(1)	20,940	458,795
Tredegar Corp.	6,485	32,619
United States Steel Corp.	94,495	2,937,849
Warrior Met Coal, Inc.	28,562	1,129,913
Worthington Industries, Inc.	8,850	666,139
		69,529,799
Multi-Utilities — 0.7%
Ameren Corp.	40,215	3,187,843
Avista Corp.	15,768	524,917
Black Hills Corp.	3,750	206,250
CenterPoint Energy, Inc.	101,927	2,842,744
CMS Energy Corp.	28,069	1,577,197
Consolidated Edison, Inc.	57,289	5,096,429
Dominion Energy, Inc.	67,463	3,274,654
DTE Energy Co.	19,386	2,004,125
NiSource, Inc.	90,985	2,434,759
NorthWestern Corp.	11,590	584,136
Public Service Enterprise Group, Inc.	82,819	5,058,584
Sempra	56,911	3,996,290
Unitil Corp.	4,441	216,810
74

Avantis U.S. Equity ETF
	Shares	Value
WEC Energy Group, Inc.	22,310	$1,876,717
		32,881,455
Oil, Gas and Consumable Fuels — 7.8%
Aemetis, Inc.(1)	1,036	5,190
Amplify Energy Corp.(1)	1,985	12,982
Antero Midstream Corp.	113,317	1,373,402
Antero Resources Corp.(1)	102,049	2,823,696
APA Corp.	118,693	5,203,501
Ardmore Shipping Corp.	13,817	171,883
Battalion Oil Corp.(1)	293	1,696
Berry Corp.	32,637	279,699
California Resources Corp.	31,513	1,759,686
Callon Petroleum Co.(1)	33,258	1,304,711
Centrus Energy Corp., Class A(1)	438	20,787
Cheniere Energy, Inc.	34,218	5,584,378
Chesapeake Energy Corp.	52,716	4,650,078
Chevron Corp.	225,222	36,283,264
Chord Energy Corp.	16,798	2,712,877
Civitas Resources, Inc.	34,913	2,870,547
Clean Energy Fuels Corp.(1)	27,485	117,086
CNX Resources Corp.(1)	79,236	1,770,925
Comstock Resources, Inc.(2)	56,263	689,784
ConocoPhillips	212,365	25,277,806
CONSOL Energy, Inc.	14,167	1,218,929
Coterra Energy, Inc.	261,461	7,370,586
Crescent Energy Co., Class A(2)	21,275	289,978
CVR Energy, Inc.	14,008	458,062
Delek US Holdings, Inc.	34,993	901,070
Denbury, Inc.(1)	23,379	2,141,049
Devon Energy Corp.	182,152	9,306,146
DHT Holdings, Inc.	38,201	353,359
Diamondback Energy, Inc.	59,833	9,081,453
Dorian LPG Ltd.	18,295	472,011
DT Midstream, Inc.	24,978	1,306,100
Earthstone Energy, Inc., Class A(1)	31,582	643,641
EnLink Midstream LLC(1)	107,020	1,331,329
EOG Resources, Inc.	126,604	16,283,806
EQT Corp.	123,894	5,354,699
Equitrans Midstream Corp.	225,476	2,164,570
Evolution Petroleum Corp.	12,414	105,022
Excelerate Energy, Inc., Class A	1,927	35,842
Exxon Mobil Corp.	483,265	53,734,235
Green Plains, Inc.(1)	15,932	494,529
Gulfport Energy Corp.(1)	6,906	814,908
Hallador Energy Co.(1)	6,528	70,111
Hess Corp.	76,278	11,784,951
Hess Midstream LP, Class A	15,892	459,279
HF Sinclair Corp.	60,609	3,338,950
HighPeak Energy, Inc.(2)	6,385	94,051
International Seaways, Inc.	22,802	979,802
Kimbell Royalty Partners LP	27,641	424,289
75

Avantis U.S. Equity ETF
	Shares	Value
Kinder Morgan, Inc.	222,160	$3,825,595
Kinetik Holdings, Inc.(2)	479	16,818
Kosmos Energy Ltd.(1)	241,187	1,755,841
Magnolia Oil & Gas Corp., Class A	84,889	1,935,469
Marathon Oil Corp.	240,771	6,344,316
Marathon Petroleum Corp.	111,535	15,923,852
Matador Resources Co.	51,499	3,270,187
Murphy Oil Corp.	70,760	3,212,504
NACCO Industries, Inc., Class A	767	25,004
New Fortress Energy, Inc.(2)	8,654	268,620
Nordic American Tankers Ltd.	63,493	248,258
Northern Oil & Gas, Inc.	42,108	1,761,378
Occidental Petroleum Corp.	157,031	9,859,977
ONEOK, Inc.	130,509	8,509,187
Overseas Shipholding Group, Inc., Class A(1)	20,651	90,864
Ovintiv, Inc.	100,202	4,705,486
Par Pacific Holdings, Inc.(1)	33,994	1,167,694
PBF Energy, Inc., Class A	58,744	2,754,506
Peabody Energy Corp.	58,359	1,259,387
Permian Resources Corp.	97,489	1,382,394
Phillips 66	109,140	12,459,422
PHX Minerals, Inc.	28	97
Pioneer Natural Resources Co.	51,159	12,172,261
Plains GP Holdings LP, Class A(1)	67,788	1,087,320
Range Resources Corp.	107,255	3,472,917
REX American Resources Corp.(1)	6,122	241,758
Riley Exploration Permian, Inc.	1,214	40,657
Ring Energy, Inc.(1)	28,089	53,088
SandRidge Energy, Inc.	14,867	237,723
Scorpio Tankers, Inc.	17,749	896,502
SFL Corp. Ltd.	55,500	627,150
SilverBow Resources, Inc.(1)	6,028	257,878
Sitio Royalties Corp., Class A	20,607	523,418
SM Energy Co.	60,366	2,554,085
Southwestern Energy Co.(1)	504,041	3,417,398
Talos Energy, Inc.(1)	42,888	738,531
Targa Resources Corp.	78,646	6,783,218
Teekay Corp.(1)	29,597	189,717
Teekay Tankers Ltd., Class A	12,134	493,611
Texas Pacific Land Corp.	1,987	3,744,998
Uranium Energy Corp.(1)	48,276	208,552
VAALCO Energy, Inc.	46,921	194,253
Valero Energy Corp.	97,914	12,719,029
Viper Energy Partners LP	12,304	342,297
Vital Energy, Inc.(1)	8,039	484,671
Vitesse Energy, Inc.	11,665	271,095
W&T Offshore, Inc.(1)	8,888	36,263
Williams Cos., Inc.	260,415	8,992,130
World Kinect Corp.	18,733	410,253
		365,894,364
76

Avantis U.S. Equity ETF
	Shares	Value
Paper and Forest Products — 0.1%
Clearwater Paper Corp.(1)	8,935	$342,121
Glatfelter Corp.(1)	2,820	5,640
Louisiana-Pacific Corp.	31,961	1,996,924
Mercer International, Inc.	17,446	158,584
Sylvamo Corp.	20,778	867,897
		3,371,166
Passenger Airlines — 0.4%
Alaska Air Group, Inc.(1)	57,067	2,395,102
Allegiant Travel Co.	8,317	738,882
American Airlines Group, Inc.(1)	43,150	635,600
Blade Air Mobility, Inc.(1)	4,847	15,462
Delta Air Lines, Inc.	77,690	3,331,347
Frontier Group Holdings, Inc.(1)	8,571	53,826
Hawaiian Holdings, Inc.(1)	12,438	106,718
JetBlue Airways Corp.(1)	138,884	822,193
Joby Aviation, Inc.(1)(2)	40,720	303,364
Mesa Air Group, Inc.(1)	29	40
SkyWest, Inc.(1)	19,299	870,385
Southwest Airlines Co.	162,557	5,136,801
Spirit Airlines, Inc.	26,529	437,729
Sun Country Airlines Holdings, Inc.(1)	17,365	258,565
United Airlines Holdings, Inc.(1)	116,209	5,788,370
		20,894,384
Personal Care Products — 0.3%
BellRing Brands, Inc.(1)	389	16,144
Coty, Inc., Class A(1)	8,807	101,809
Edgewell Personal Care Co.	10,382	400,330
elf Beauty, Inc.(1)	5,358	743,208
Estee Lauder Cos., Inc., Class A	18,298	2,937,378
Herbalife Ltd.(1)	7,525	113,025
Inter Parfums, Inc.	3,302	461,388
Kenvue, Inc.	343,650	7,921,132
Medifast, Inc.	4,578	386,109
Nature's Sunshine Products, Inc.(1)	2	34
Nu Skin Enterprises, Inc., Class A	16,131	385,370
Olaplex Holdings, Inc.(1)	16,679	45,200
Thorne HealthTech, Inc.(1)	1,462	14,810
USANA Health Sciences, Inc.(1)	5,475	351,988
		13,877,925
Pharmaceuticals — 3.1%
Aclaris Therapeutics, Inc.(1)	5,910	44,207
Albireo Pharma, Inc.(1)	1,606	3,453
Amneal Pharmaceuticals, Inc.(1)	3,268	13,366
Amphastar Pharmaceuticals, Inc.(1)	11,748	626,286
ANI Pharmaceuticals, Inc.(1)	2,732	175,913
Arvinas, Inc.(1)	17,458	492,490
Assertio Holdings, Inc.(1)(2)	29,855	97,924
ATAI Life Sciences NV(1)(2)	9,588	14,670
Atea Pharmaceuticals, Inc.(1)	11,053	37,138
Bristol-Myers Squibb Co.	271,532	16,739,948
77

Avantis U.S. Equity ETF
	Shares	Value
Cassava Sciences, Inc.(1)(2)	1,104	$23,151
Catalent, Inc.(1)	14,405	719,818
CinCor Pharma, Inc.(1)	3,906	11,952
Collegium Pharmaceutical, Inc.(1)	11,579	271,180
Concert Pharmaceuticals, Inc.(1)	2,660	984
Corcept Therapeutics, Inc.(1)	26,114	854,711
Edgewise Therapeutics, Inc.(1)	6,983	43,644
Elanco Animal Health, Inc.(1)	43,901	535,592
Eli Lilly & Co.	67,222	37,254,432
Fulcrum Therapeutics, Inc.(1)(2)	10,997	60,813
Harmony Biosciences Holdings, Inc.(1)	10,972	397,735
Innoviva, Inc.(1)	29,729	379,045
Intra-Cellular Therapies, Inc.(1)	3,998	221,969
Jazz Pharmaceuticals PLC(1)	23,546	3,375,555
Johnson & Johnson	144,615	23,381,353
Ligand Pharmaceuticals, Inc.(1)	4,901	322,339
Merck & Co., Inc.	179,803	19,594,931
NGM Biopharmaceuticals, Inc.(1)	2,286	4,320
Nuvation Bio, Inc.(1)	25,350	41,574
Oramed Pharmaceuticals, Inc.(1)(2)	4,152	13,619
Organon & Co.	14,771	324,371
Pacira BioSciences, Inc.(1)	6,624	233,827
Perrigo Co. PLC	18,103	633,605
Pfizer, Inc.	638,899	22,604,247
Phathom Pharmaceuticals, Inc.(1)	748	10,764
Phibro Animal Health Corp., Class A	1,151	16,056
Pliant Therapeutics, Inc.(1)	526	8,879
Prestige Consumer Healthcare, Inc.(1)	11,851	691,269
ProPhase Labs, Inc.(1)(2)	3,387	14,496
Radius Health, Inc.(1)	996	10
Reata Pharmaceuticals, Inc., Class A(1)	2,217	374,673
Revance Therapeutics, Inc.(1)	3,852	67,911
Royalty Pharma PLC, Class A	34,919	1,041,285
SIGA Technologies, Inc.(2)	19,145	87,876
Strongbridge Biopharma PLC(1)	1,036	188
Supernus Pharmaceuticals, Inc.(1)	12,865	409,622
Tarsus Pharmaceuticals, Inc.(1)	2,445	42,812
Terns Pharmaceuticals, Inc.(1)	5,865	30,909
Theravance Biopharma, Inc.(1)(2)	13,204	125,702
Viatris, Inc.	426,314	4,582,875
WaVe Life Sciences Ltd.(1)	1,879	8,174
Zevra Therapeutics, Inc.(1)	1,927	9,770
Zoetis, Inc.	43,887	8,360,912
		145,434,345
Professional Services — 1.1%
Alight, Inc., Class A(1)	25,980	198,487
ASGN, Inc.(1)	2,085	171,304
Asure Software, Inc.(1)	1,405	17,619
Automatic Data Processing, Inc.	51,041	12,995,549
Barrett Business Services, Inc.	2,958	283,021
Booz Allen Hamilton Holding Corp.	16,720	1,894,543
78

Avantis U.S. Equity ETF
	Shares	Value
Broadridge Financial Solutions, Inc., ADR	12,236	$2,278,466
CACI International, Inc., Class A(1)	770	252,568
CBIZ, Inc.(1)	16,148	906,064
Ceridian HCM Holding, Inc.(1)	4,668	338,523
Clarivate PLC(1)	91,283	678,233
Concentrix Corp.	5,361	427,969
Conduent, Inc.(1)	4,885	15,339
CRA International, Inc.	1,540	167,290
CSG Systems International, Inc.	10,336	561,348
Dun & Bradstreet Holdings, Inc.	7,725	84,203
Equifax, Inc.	4,993	1,032,053
ExlService Holdings, Inc.(1)	16,584	484,750
Exponent, Inc.	9,523	855,737
First Advantage Corp.	7,526	104,988
Franklin Covey Co.(1)	5,473	233,533
FTI Consulting, Inc.(1)	2,490	462,692
Genpact Ltd.	11,273	420,821
Heidrick & Struggles International, Inc.	9,007	238,595
Huron Consulting Group, Inc.(1)	555	55,472
IBEX Holdings Ltd.(1)	4,339	84,871
ICF International, Inc.	585	79,010
Insperity, Inc.	8,222	833,135
Jacobs Solutions, Inc.	4,781	644,574
KBR, Inc.	16,089	989,795
Kelly Services, Inc., Class A	6,534	120,814
Kforce, Inc.	6,618	414,618
Korn Ferry	22,238	1,133,693
Legalzoom.com, Inc.(1)	6,113	69,749
Leidos Holdings, Inc.	6,065	591,398
ManpowerGroup, Inc.	13,045	1,028,859
Maximus, Inc.	6,789	548,687
Paychex, Inc.	56,692	6,929,463
Paycom Software, Inc.	7,611	2,244,027
Paylocity Holding Corp.(1)	3,605	722,803
Planet Labs PBC(1)(2)	46,496	151,112
RCM Technologies, Inc.(1)	565	11,605
Resources Connection, Inc.	11,003	170,657
Robert Half International, Inc.	41,518	3,070,671
Science Applications International Corp.	3,569	419,929
SS&C Technologies Holdings, Inc.	7,557	433,923
TaskUS, Inc., Class A(1)	3,651	36,145
TransUnion	6,466	525,169
TriNet Group, Inc.(1)	14,728	1,633,777
TrueBlue, Inc.(1)	16,393	248,026
TTEC Holdings, Inc.	2,050	61,008
Verisk Analytics, Inc.	18,931	4,585,467
Verra Mobility Corp.(1)	23,875	424,736
		53,366,888
Real Estate Management and Development — 0.4%
CBRE Group, Inc., Class A(1)	52,602	4,473,800
CoStar Group, Inc.(1)	33,183	2,720,674
79

Avantis U.S. Equity ETF
	Shares	Value
Cushman & Wakefield PLC(1)	16,629	$152,821
Douglas Elliman, Inc.	25,791	64,735
Five Point Holdings LLC, Class A(1)	2,053	6,262
Forestar Group, Inc.(1)	7,855	223,946
FRP Holdings, Inc.(1)	435	24,782
Howard Hughes Holdings, Inc.(1)	8,765	689,367
Jones Lang LaSalle, Inc.(1)	10,934	1,889,395
Kennedy-Wilson Holdings, Inc.	44,830	715,935
Marcus & Millichap, Inc.	10,100	336,330
Newmark Group, Inc., Class A	44,611	316,292
Opendoor Technologies, Inc.(1)	110,161	429,628
RE/MAX Holdings, Inc., Class A	7,483	121,225
Redfin Corp.(1)	14,650	139,468
RMR Group, Inc., Class A	4,262	107,743
Seritage Growth Properties, Class A(1)(2)	3,909	29,513
Tejon Ranch Co.(1)	2,786	46,471
Zillow Group, Inc., Class A(1)	13,541	689,508
Zillow Group, Inc., Class C(1)	63,252	3,299,224
		16,477,119
Semiconductors and Semiconductor Equipment — 5.9%
ACM Research, Inc., Class A(1)	7,610	133,632
Advanced Micro Devices, Inc.(1)	107,223	11,335,616
Allegro MicroSystems, Inc.(1)	12,492	477,819
Alpha & Omega Semiconductor Ltd.(1)	7,716	243,440
Amkor Technology, Inc.	41,224	1,152,623
Analog Devices, Inc.	37,561	6,827,839
Applied Materials, Inc.	141,581	21,627,914
Axcelis Technologies, Inc.(1)	13,106	2,518,318
AXT, Inc.(1)	4,383	11,396
Broadcom, Inc.	25,747	23,761,649
CEVA, Inc.(1)	2,132	49,505
Cirrus Logic, Inc.(1)	16,827	1,380,487
Cohu, Inc.(1)	14,875	556,176
Credo Technology Group Holding Ltd.(1)	6,738	110,907
Diodes, Inc.(1)	20,415	1,670,968
Enphase Energy, Inc.(1)	20,168	2,551,857
Entegris, Inc.	9,806	993,054
First Solar, Inc.(1)	17,825	3,371,064
FormFactor, Inc.(1)	18,632	658,082
GLOBALFOUNDRIES, Inc.(1)(2)	19,386	1,071,076
Ichor Holdings Ltd.(1)	3,511	128,608
Intel Corp.	381,802	13,416,522
KLA Corp.	18,323	9,195,764
Kulicke & Soffa Industries, Inc.	26,201	1,355,378
Lam Research Corp.	27,064	19,009,754
Lattice Semiconductor Corp.(1)	13,863	1,348,315
MACOM Technology Solutions Holdings, Inc.(1)	1,062	89,803
Magnachip Semiconductor Corp.(1)	5,631	46,287
Marvell Technology, Inc.	49,499	2,883,317
MaxLinear, Inc.(1)	28,790	676,565
Microchip Technology, Inc.	53,208	4,354,543
80

Avantis U.S. Equity ETF
	Shares	Value
Micron Technology, Inc.	180,093	$12,595,704
MKS Instruments, Inc.	5,967	598,072
Monolithic Power Systems, Inc.	4,076	2,124,452
NVE Corp.	2,001	176,988
NVIDIA Corp.	105,682	52,159,351
NXP Semiconductors NV	23,016	4,734,852
ON Semiconductor Corp.(1)	122,093	12,021,277
Onto Innovation, Inc.(1)	9,206	1,279,450
Photronics, Inc.(1)	32,942	782,702
Power Integrations, Inc.	13,932	1,170,567
Qorvo, Inc.(1)	19,532	2,097,541
QUALCOMM, Inc.	135,529	15,522,136
Rambus, Inc.(1)	17,077	964,338
Silicon Laboratories, Inc.(1)	3,313	446,791
SiTime Corp.(1)	1,298	172,232
Skyworks Solutions, Inc.	38,199	4,153,759
SMART Global Holdings, Inc.(1)	30,509	788,047
SolarEdge Technologies, Inc.(1)	4,298	698,726
Synaptics, Inc.(1)	15,626	1,367,900
Teradyne, Inc.	35,800	3,861,746
Texas Instruments, Inc.	124,786	20,971,535
Ultra Clean Holdings, Inc.(1)	15,827	556,477
Universal Display Corp.	7,433	1,208,308
Wolfspeed, Inc.(1)	11,261	538,501
		273,999,730
Software — 6.5%
A10 Networks, Inc.	18,307	272,591
ACI Worldwide, Inc.(1)	13,656	331,568
Adeia, Inc.	30,678	308,621
Adobe, Inc.(1)	28,673	16,037,956
Agilysys, Inc.(1)	875	61,727
Altair Engineering, Inc., Class A(1)	1,161	77,183
American Software, Inc., Class A	3,664	42,246
ANSYS, Inc.(1)	4,061	1,294,931
Appfolio, Inc., Class A(1)	84	16,193
Applied Digital Corp.(1)	9,431	56,963
AppLovin Corp., Class A(1)	9,807	423,859
Aspen Technology, Inc.(1)	4,885	947,690
Atlassian Corp., Class A(1)	3,206	654,216
Aurora Innovation, Inc.(1)(2)	64,920	205,796
Autodesk, Inc.(1)	24,917	5,530,079
Bentley Systems, Inc., Class B	20,241	1,010,228
BILL Holdings, Inc.(1)	7,658	882,967
Bit Digital, Inc.(1)	34,231	80,443
Black Knight, Inc.(1)	4,322	327,435
Blackbaud, Inc.(1)	4,990	379,789
Box, Inc., Class A(1)	10,536	278,993
C3.ai, Inc., Class A(1)(2)	17,707	549,271
Cadence Design Systems, Inc.(1)	28,374	6,822,245
CCC Intelligent Solutions Holdings, Inc.(1)	4,399	47,069
Cipher Mining, Inc.(1)(2)	16,454	52,488
81

Avantis U.S. Equity ETF
	Shares	Value
Cleanspark, Inc.(1)	59,846	$295,041
Clear Secure, Inc., Class A	7,746	168,398
CommVault Systems, Inc.(1)	7,973	544,636
Confluent, Inc., Class A(1)	8,162	270,081
Consensus Cloud Solutions, Inc.(1)	1,369	43,712
CoreCard Corp.(1)	2,108	44,774
Crowdstrike Holdings, Inc., Class A(1)	17,134	2,793,356
Datadog, Inc., Class A(1)	8,889	857,611
DocuSign, Inc.(1)	11,293	568,038
Dolby Laboratories, Inc., Class A	9,670	816,825
Domo, Inc., Class B(1)	393	4,189
DoubleVerify Holdings, Inc.(1)	3,535	119,518
Dropbox, Inc., Class A(1)	15,871	441,055
Dynatrace, Inc.(1)	8,543	411,773
Ebix, Inc.	864	14,429
Elastic NV(1)	1,373	84,961
Envestnet, Inc.(1)	1,886	103,032
Fair Isaac Corp.(1)	1,826	1,651,781
Five9, Inc.(1)	781	56,521
Fortinet, Inc.(1)	89,167	5,368,745
Freshworks, Inc., Class A(1)	17,067	373,255
Gen Digital, Inc.	38,937	788,474
Gitlab, Inc., Class A(1)	4,257	201,654
Guidewire Software, Inc.(1)	6,934	599,306
HashiCorp, Inc., Class A(1)	4,388	127,954
HubSpot, Inc.(1)	2,313	1,264,101
InterDigital, Inc.	16,212	1,405,743
Intuit, Inc.	11,492	6,226,481
LiveRamp Holdings, Inc.(1)	10,871	351,568
Manhattan Associates, Inc.(1)	14,437	2,925,225
Marathon Digital Holdings, Inc.(1)	37,130	466,724
Matterport, Inc.(1)	37,000	99,160
Microsoft Corp.	543,542	178,151,326
MicroStrategy, Inc., Class A(1)	351	125,493
Mitek Systems, Inc.(1)	2,761	30,840
NCR Corp.(1)	14,642	450,388
Nutanix, Inc., Class A(1)	16,639	517,473
Olo, Inc., Class A(1)	10,962	70,705
Oracle Corp. (New York)	81,605	9,824,426
Palantir Technologies, Inc., Class A(1)	141,500	2,119,670
Palo Alto Networks, Inc.(1)	37,000	9,002,100
Procore Technologies, Inc.(1)	4,011	270,943
Progress Software Corp.	6,197	377,025
PROS Holdings, Inc.(1)	2,863	102,667
PTC, Inc.(1)	6,200	912,454
Qualys, Inc.(1)	11,870	1,847,566
Rapid7, Inc.(1)	4,665	235,069
Rimini Street, Inc.(1)	2,500	6,050
RingCentral, Inc., Class A(1)	4,987	154,248
Riot Platforms, Inc.(1)(2)	41,265	468,358
Roper Technologies, Inc.	3,625	1,809,093
82

Avantis U.S. Equity ETF
	Shares	Value
Salesforce, Inc.(1)	39,240	$8,690,090
Samsara, Inc., Class A(1)	6,227	170,371
SentinelOne, Inc., Class A(1)	1,352	22,484
ServiceNow, Inc.(1)	11,485	6,762,713
Smartsheet, Inc., Class A(1)	6,540	272,914
SoundHound AI, Inc., Class A(1)(2)	3,586	9,037
Splunk, Inc.(1)	8,780	1,064,663
SPS Commerce, Inc.(1)	3,529	656,853
Synopsys, Inc.(1)	9,170	4,208,021
Telos Corp.(1)	2,835	7,399
Teradata Corp.(1)	4,331	200,395
Terawulf, Inc.(1)(2)	2,456	5,133
Tyler Technologies, Inc.(1)	1,463	582,903
UiPath, Inc., Class A(1)	32,496	513,762
Unity Software, Inc.(1)	6,544	242,586
Verint Systems, Inc.(1)	1,461	47,322
Vertex, Inc., Class A(1)	2,086	46,706
VMware, Inc., Class A(1)	22,981	3,878,733
Workday, Inc., Class A(1)	8,699	2,126,905
Workiva, Inc.(1)	1,906	213,186
Xperi, Inc.(1)	15,018	177,212
Zoom Video Communications, Inc., Class A(1)	22,157	1,573,812
Zscaler, Inc.(1)	2,187	341,281
		304,471,043
Specialty Retail — 3.0%
1-800-Flowers.com, Inc., Class A(1)	4,540	34,186
Aaron's Co., Inc.	11,729	141,569
Abercrombie & Fitch Co., Class A(1)	29,090	1,563,587
Academy Sports & Outdoors, Inc.	36,865	2,011,723
Advance Auto Parts, Inc.	21,321	1,467,311
American Eagle Outfitters, Inc.	77,008	1,306,056
America's Car-Mart, Inc.(1)	1,072	119,324
Arhaus, Inc.(1)(2)	2,099	20,780
Arko Corp.	33,190	249,921
Asbury Automotive Group, Inc.(1)	7,277	1,673,710
AutoNation, Inc.(1)	17,537	2,754,887
AutoZone, Inc.(1)	1,030	2,607,270
Bath & Body Works, Inc.	14,737	543,353
Best Buy Co., Inc.	66,815	5,108,007
Big 5 Sporting Goods Corp.	3,884	30,800
Boot Barn Holdings, Inc.(1)	6,870	630,323
Buckle, Inc.	17,930	655,162
Build-A-Bear Workshop, Inc.	6,177	162,887
Burlington Stores, Inc.(1)	22,362	3,628,458
Caleres, Inc.	16,382	469,672
Camping World Holdings, Inc., Class A	5,654	139,823
CarMax, Inc.(1)	62,241	5,083,845
CarParts.com, Inc.(1)	3,855	18,620
Carvana Co.(1)	6,682	336,439
Cato Corp., Class A	1,679	13,012
Chewy, Inc., Class A(1)	14,782	354,472
83

Avantis U.S. Equity ETF
	Shares	Value
Chico's FAS, Inc.(1)	58,090	$298,002
Children's Place, Inc.(1)	4,395	116,511
Citi Trends, Inc.(1)	1,443	31,212
Conn's, Inc.(1)	92	385
Container Store Group, Inc.(1)	5,121	11,983
Designer Brands, Inc., Class A	27,383	287,795
Destination XL Group, Inc.(1)	24,514	111,784
Dick's Sporting Goods, Inc.	24,432	2,842,419
EVgo, Inc.(1)	1,349	5,423
Five Below, Inc.(1)	9,810	1,686,928
Floor & Decor Holdings, Inc., Class A(1)	30,485	3,039,354
Foot Locker, Inc.(2)	36,267	711,559
GameStop Corp., Class A(1)	1,176	21,815
Gap, Inc.	70,791	819,760
Genesco, Inc.(1)	3,646	124,985
GrowGeneration Corp.(1)	8,322	27,047
Guess?, Inc.	15,626	375,962
Haverty Furniture Cos., Inc.	6,902	216,033
Hibbett, Inc.	6,680	309,351
Home Depot, Inc.	77,124	25,474,057
Lands' End, Inc.(1)	527	4,058
Leslie's, Inc.(1)	10,998	68,847
Lithia Motors, Inc.	7,698	2,371,138
LL Flooring Holdings, Inc.(1)	2,757	9,512
Lowe's Cos., Inc.	26,837	6,185,392
MarineMax, Inc.(1)	8,103	269,587
Monro, Inc.	2,169	71,013
Murphy USA, Inc.	8,802	2,795,867
National Vision Holdings, Inc.(1)	6,667	122,073
ODP Corp.(1)	18,440	909,461
O'Reilly Automotive, Inc.(1)	3,398	3,193,101
Penske Automotive Group, Inc.	7,118	1,169,487
Petco Health & Wellness Co., Inc.(1)	1,415	7,202
PetMed Express, Inc.	2,475	27,893
RH(1)	6,031	2,202,461
Ross Stores, Inc.	68,131	8,299,037
Sally Beauty Holdings, Inc.(1)	16,399	166,614
Shoe Carnival, Inc.	4,473	103,460
Signet Jewelers Ltd.	22,417	1,681,275
Sleep Number Corp.(1)	815	20,848
Sonic Automotive, Inc., Class A	6,073	323,812
Sportsman's Warehouse Holdings, Inc.(1)	8,631	41,515
Stitch Fix, Inc., Class A(1)	5,706	25,049
ThredUp, Inc., Class A(1)	1,340	5,333
Tilly's, Inc., Class A(1)(2)	7,163	64,395
TJX Cos., Inc.	206,674	19,113,212
Tractor Supply Co.	33,463	7,311,665
Ulta Beauty, Inc.(1)	16,848	6,992,425
Upbound Group, Inc.	28,066	859,381
Urban Outfitters, Inc.(1)	29,112	966,810
Valvoline, Inc.	37,418	1,288,676
84

Avantis U.S. Equity ETF
	Shares	Value
Victoria's Secret & Co.(1)	36,579	$701,585
Warby Parker, Inc., Class A(1)	1,537	18,459
Wayfair, Inc., Class A(1)	5,587	386,118
Williams-Sonoma, Inc.	27,599	3,896,979
Winmark Corp.	285	108,451
Zumiez, Inc.(1)	5,824	110,598
		139,530,351
Technology Hardware, Storage and Peripherals — 5.3%
Apple, Inc.	1,232,384	231,527,982
Avid Technology, Inc.(1)	2,283	60,865
Dell Technologies, Inc., Class C	11,765	661,664
Eastman Kodak Co.(1)	8,541	38,178
Hewlett Packard Enterprise Co.	157,013	2,667,651
HP, Inc.	49,776	1,478,845
Immersion Corp.	11,407	80,077
Intevac, Inc.(1)	1,312	4,553
IonQ, Inc.(1)	32,879	565,190
NetApp, Inc.	29,863	2,290,492
Pure Storage, Inc., Class A(1)	50,824	1,859,650
Seagate Technology Holdings PLC	25,324	1,792,686
Stratasys Ltd.(1)	556	8,173
Super Micro Computer, Inc.(1)	16,575	4,559,451
Turtle Beach Corp.(1)	89	967
Western Digital Corp.(1)	31,173	1,402,785
Xerox Holdings Corp.	28,111	446,684
		249,445,893
Textiles, Apparel and Luxury Goods — 0.8%
Capri Holdings Ltd.(1)	53,561	2,811,417
Carter's, Inc.	11,842	847,532
Columbia Sportswear Co.	5,801	425,445
Crocs, Inc.(1)	18,224	1,773,924
Deckers Outdoor Corp.(1)	7,036	3,722,677
Ermenegildo Zegna NV(2)	10,840	162,383
Fossil Group, Inc.(1)	3,467	7,350
G-III Apparel Group Ltd.(1)	18,443	366,094
Hanesbrands, Inc.	34,802	182,710
Kontoor Brands, Inc.	7,887	361,146
Levi Strauss & Co., Class A	25,443	350,350
lululemon athletica, Inc.(1)	22,474	8,568,437
Movado Group, Inc.	6,084	166,397
NIKE, Inc., Class B	93,160	9,475,304
Oxford Industries, Inc.	7,748	782,471
PVH Corp.	14,773	1,235,023
Ralph Lauren Corp.	10,693	1,247,125
Rocky Brands, Inc.	1,165	20,702
Skechers USA, Inc., Class A(1)	30,264	1,522,582
Steven Madden Ltd.	34,376	1,185,972
Tapestry, Inc.	81,316	2,709,449
Under Armour, Inc., Class A(1)	68,314	521,919
Under Armour, Inc., Class C(1)	68,329	470,787
Unifi, Inc.(1)	1,684	11,687
85

Avantis U.S. Equity ETF
	Shares	Value
Vera Bradley, Inc.(1)	1,061	$7,607
VF Corp.	31,614	624,693
		39,561,183
Trading Companies and Distributors — 1.1%
Air Lease Corp.	52,281	2,130,974
Alta Equipment Group, Inc.	3,301	46,973
Applied Industrial Technologies, Inc.	11,685	1,803,813
Beacon Roofing Supply, Inc.(1)	4,044	322,913
BlueLinx Holdings, Inc.(1)	4,712	420,593
Boise Cascade Co.	21,393	2,339,752
Core & Main, Inc., Class A(1)	1,190	39,080
Fastenal Co.	128,552	7,402,024
FTAI Aviation Ltd.	33,626	1,242,817
GATX Corp.	15,329	1,810,968
Global Industrial Co.	4,269	144,463
GMS, Inc.(1)	21,718	1,505,926
H&E Equipment Services, Inc.	20,249	917,685
Herc Holdings, Inc.	14,006	1,822,741
Hudson Technologies, Inc.(1)	17,263	208,192
McGrath RentCorp	11,276	1,140,004
MRC Global, Inc.(1)	2,074	19,330
MSC Industrial Direct Co., Inc., Class A	18,487	1,886,783
NOW, Inc.(1)	25,851	288,756
Rush Enterprises, Inc., Class A	20,073	831,223
Rush Enterprises, Inc., Class B	2,004	92,124
SiteOne Landscape Supply, Inc.(1)	7,125	1,219,729
Textainer Group Holdings Ltd.	18,470	731,966
Titan Machinery, Inc.(1)	9,617	298,319
Transcat, Inc.(1)	450	45,882
Triton International Ltd.	28,139	2,361,143
United Rentals, Inc.	17,403	8,293,226
Veritiv Corp.	6,980	1,174,943
Watsco, Inc.	5,876	2,142,096
WESCO International, Inc.	7,471	1,209,181
WW Grainger, Inc.	12,327	8,803,204
		52,696,823
Water Utilities — 0.1%
American States Water Co.	4,200	353,682
American Water Works Co., Inc.	11,936	1,656,000
California Water Service Group	6,847	344,062
Essential Utilities, Inc.	11,093	409,332
Global Water Resources, Inc.	7	78
		2,763,154
Wireless Telecommunication Services — 0.3%
Gogo, Inc.(1)	7,470	84,785
Shenandoah Telecommunications Co.	17,362	394,812
Telephone & Data Systems, Inc.	44,682	960,216
T-Mobile U.S., Inc.(1)	83,107	11,323,329
US Cellular Corp.(1)	3,966	181,920
		12,945,062
TOTAL COMMON STOCKS (Cost $4,259,157,949)		4,665,904,072
86

Avantis U.S. Equity ETF
	Shares	Value
ESCROW INTERESTS(3)†
Diversified Telecommunication Services†
GCI Liberty, Inc.(1) (Cost $—)	2,203	$22
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,290,412	2,290,412
State Street Navigator Securities Lending Government Money Market Portfolio(4)	7,387,994	7,387,994
TOTAL SHORT-TERM INVESTMENTS (Cost $9,678,406)		9,678,406
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $4,268,836,355)		4,675,582,500
OTHER ASSETS AND LIABILITIES†		21,737
TOTAL NET ASSETS — 100.0%		$4,675,604,237

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $11,842,565. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $12,166,012, which includes securities collateral of $4,778,018.

See Notes to Financial Statements.
87

AUGUST 31, 2023

Avantis U.S. Large Cap Value ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense†
Woodward, Inc.	2,270	$293,670
Air Freight and Logistics — 2.9%
Expeditors International of Washington, Inc.	65,042	7,591,052
FedEx Corp.	56,219	14,674,283
United Parcel Service, Inc., Class B	124,327	21,060,994
		43,326,329
Automobile Components — 0.6%
Autoliv, Inc.	21,228	2,071,853
BorgWarner, Inc.	83,013	3,382,780
Lear Corp.	18,724	2,697,941
		8,152,574
Automobiles — 1.6%
Ford Motor Co.	1,016,244	12,327,040
General Motors Co.	325,300	10,900,803
Thor Industries, Inc.	8,676	909,418
		24,137,261
Banks — 4.0%
Citigroup, Inc.	100,278	4,140,479
Comerica, Inc.	35,406	1,703,383
East West Bancorp, Inc.	49,521	2,740,492
Fifth Third Bancorp	76,084	2,020,030
Hancock Whitney Corp.	15,614	644,077
Huntington Bancshares, Inc.	62,663	694,933
JPMorgan Chase & Co.	258,093	37,766,749
KeyCorp	274,214	3,106,845
PNC Financial Services Group, Inc.	13,359	1,612,832
Popular, Inc.	27,991	1,911,225
Synovus Financial Corp.	55,412	1,715,555
Western Alliance Bancorp	34,708	1,735,747
		59,792,347
Beverages — 0.1%
Coca-Cola Consolidated, Inc.	1,831	1,279,686
National Beverage Corp.(1)	5,987	307,193
		1,586,879
Biotechnology — 1.8%
Gilead Sciences, Inc.	269,950	20,645,776
Moderna, Inc.(1)	1,339	151,401
Vertex Pharmaceuticals, Inc.(1)	16,930	5,897,396
		26,694,573
Broadline Retail — 2.0%
Amazon.com, Inc.(1)	156,713	21,627,961
Macy's, Inc.	134,526	1,645,253
MercadoLibre, Inc.(1)	5,093	6,989,429
		30,262,643
Building Products — 1.4%
Advanced Drainage Systems, Inc.	13,339	1,709,526
Builders FirstSource, Inc.(1)	60,571	8,785,218
Owens Corning	47,113	6,780,032
88

Avantis U.S. Large Cap Value ETF
	Shares	Value
UFP Industries, Inc.	35,217	$3,674,894
		20,949,670
Capital Markets — 2.6%
Ameriprise Financial, Inc.	35,196	11,881,466
Carlyle Group, Inc.	38,356	1,240,817
Goldman Sachs Group, Inc.	23,823	7,807,035
Morgan Stanley	95,823	8,159,328
Northern Trust Corp.	45,242	3,441,559
Raymond James Financial, Inc.	16,327	1,707,641
Stifel Financial Corp.	32,362	2,104,177
T. Rowe Price Group, Inc.	20,944	2,350,545
		38,692,568
Chemicals — 2.9%
CF Industries Holdings, Inc.	83,099	6,404,440
Chemours Co.	58,945	2,005,309
Dow, Inc.	191,772	10,463,080
Huntsman Corp.	31,480	877,348
LyondellBasell Industries NV, Class A	93,815	9,266,108
Mosaic Co.	161,298	6,266,427
Olin Corp.	88,438	5,131,173
Westlake Corp.	18,824	2,465,567
		42,879,452
Construction and Engineering — 0.2%
Comfort Systems USA, Inc.	11,873	2,191,400
EMCOR Group, Inc.	5,446	1,221,265
		3,412,665
Construction Materials — 0.2%
Eagle Materials, Inc.	16,855	3,190,988
Consumer Finance — 2.3%
Ally Financial, Inc.	154,488	4,277,773
Capital One Financial Corp.	90,718	9,288,616
Credit Acceptance Corp.(1)(2)	3,649	1,830,959
Discover Financial Services	101,329	9,126,703
OneMain Holdings, Inc.	57,057	2,368,436
Synchrony Financial	211,215	6,818,020
		33,710,507
Consumer Staples Distribution & Retail — 3.9%
Casey's General Stores, Inc.	18,573	4,539,427
Costco Wholesale Corp.	33,600	18,455,808
Kroger Co.	243,622	11,301,625
Target Corp.	26,930	3,407,991
Walmart, Inc.	125,258	20,368,203
		58,073,054
Containers and Packaging — 0.7%
International Paper Co.	54,343	1,897,658
Packaging Corp. of America	42,455	6,330,040
WestRock Co.	61,329	2,006,072
		10,233,770
Distributors — 0.1%
Pool Corp.	4,638	1,695,653
89

Avantis U.S. Large Cap Value ETF
	Shares	Value
Diversified Telecommunication Services — 2.1%
AT&T, Inc.	586,682	$8,677,027
Frontier Communications Parent, Inc.(1)	70,533	1,129,938
Verizon Communications, Inc.	620,655	21,710,512
		31,517,477
Electrical Equipment — 0.2%
Atkore, Inc.(1)	21,399	3,294,804
Electronic Equipment, Instruments and Components — 1.0%
Corning, Inc.	182,094	5,976,325
Jabil, Inc.	71,130	8,138,695
		14,115,020
Energy Equipment and Services — 0.2%
ChampionX Corp.	61,069	2,203,980
Financial Services — 0.1%
Equitable Holdings, Inc.	33,979	978,595
MGIC Investment Corp.	48,934	860,260
		1,838,855
Food Products — 0.5%
Archer-Daniels-Midland Co.	40,799	3,235,361
Bunge Ltd.	31,797	3,635,033
Pilgrim's Pride Corp.(1)	14,738	370,808
		7,241,202
Ground Transportation — 5.8%
CSX Corp.	520,548	15,720,550
Hertz Global Holdings, Inc.(1)	54,106	917,097
JB Hunt Transport Services, Inc.	37,587	7,061,846
Knight-Swift Transportation Holdings, Inc.	581	31,850
Landstar System, Inc.	19,231	3,650,236
Norfolk Southern Corp.	56,390	11,560,514
Old Dominion Freight Line, Inc.	28,360	12,120,213
Ryder System, Inc.	6,035	607,724
Saia, Inc.(1)	13,953	5,946,769
U-Haul Holding Co.(2)	7,559	430,636
U-Haul Holding Co.	29,560	1,573,774
Union Pacific Corp.	116,084	25,604,648
		85,225,857
Health Care Providers and Services — 0.9%
Humana, Inc.	26,176	12,083,627
Molina Healthcare, Inc.(1)	2,787	864,304
		12,947,931
Hotels, Restaurants and Leisure — 1.9%
Boyd Gaming Corp.	51,365	3,434,778
Carnival Corp.(1)	134,295	2,124,547
Chipotle Mexican Grill, Inc.(1)	3,358	6,469,657
Darden Restaurants, Inc.	34,403	5,350,011
Hilton Grand Vacations, Inc.(1)	9,746	426,095
Royal Caribbean Cruises Ltd.(1)	58,664	5,804,216
Texas Roadhouse, Inc.	39,545	4,116,634
		27,725,938
Household Durables — 1.9%
D.R. Horton, Inc.	42,548	5,064,063
90

Avantis U.S. Large Cap Value ETF
	Shares	Value
Lennar Corp., B Shares	4,358	$464,824
Lennar Corp., Class A	62,648	7,460,750
Meritage Homes Corp.	9,278	1,290,013
NVR, Inc.(1)	880	5,612,051
PulteGroup, Inc.	72,466	5,946,560
Taylor Morrison Home Corp.(1)	50,654	2,401,000
		28,239,261
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp.	235,509	4,222,676
Insurance — 4.3%
Aflac, Inc.	70,423	5,251,444
American Financial Group, Inc.	30,595	3,546,572
American International Group, Inc.	178,460	10,443,479
Axis Capital Holdings Ltd.	24,646	1,352,080
F&G Annuities & Life, Inc.(2)	25	708
Globe Life, Inc.	13,479	1,503,852
Hartford Financial Services Group, Inc.	137,757	9,893,708
Old Republic International Corp.	79,741	2,180,916
Primerica, Inc.	25,031	5,030,230
Prudential Financial, Inc.	75,586	7,155,727
Reinsurance Group of America, Inc.	8,131	1,127,119
RenaissanceRe Holdings Ltd.	60	11,273
Travelers Cos., Inc.	78,303	12,624,793
Unum Group	79,226	3,897,127
		64,019,028
Interactive Media and Services — 5.9%
Alphabet, Inc., Class A(1)	169,905	23,135,963
Alphabet, Inc., Class C(1)	146,871	20,172,732
Meta Platforms, Inc., Class A(1)	150,010	44,386,459
		87,695,154
Leisure Products — 0.3%
Brunswick Corp.	27,142	2,147,475
Polaris, Inc.	19,852	2,225,211
		4,372,686
Machinery — 3.7%
AGCO Corp.	24,126	3,125,041
Caterpillar, Inc.	67,762	19,049,931
Deere & Co.	49,242	20,235,507
Donaldson Co., Inc.	46,402	2,963,696
PACCAR, Inc.	118,063	9,715,404
		55,089,579
Media — 1.8%
Comcast Corp., Class A	479,885	22,439,423
Fox Corp., Class A	90,208	2,982,276
Fox Corp., Class B	47,122	1,438,163
		26,859,862
Metals and Mining — 3.2%
Alcoa Corp.	50,845	1,529,418
ATI, Inc.(1)	8,377	379,729
Cleveland-Cliffs, Inc.(1)	255,536	3,907,145
Commercial Metals Co.	52,761	2,969,917
91

Avantis U.S. Large Cap Value ETF
	Shares	Value
Freeport-McMoRan, Inc.	207,625	$8,286,314
Newmont Corp.	11,644	459,006
Nucor Corp.	77,081	13,265,640
Reliance Steel & Aluminum Co.	18,959	5,402,557
Steel Dynamics, Inc.	70,419	7,505,961
United States Steel Corp.	132,753	4,127,291
		47,832,978
Oil, Gas and Consumable Fuels — 16.0%
Antero Midstream Corp.	51,795	627,755
Antero Resources Corp.(1)	84,640	2,341,989
APA Corp.	53,412	2,341,582
Cheniere Energy, Inc.	28,054	4,578,413
Chesapeake Energy Corp.	28,404	2,505,517
Chevron Corp.	173,431	27,939,734
Chord Energy Corp.	7,804	1,260,346
Civitas Resources, Inc.	28,510	2,344,092
ConocoPhillips	166,327	19,797,903
Coterra Energy, Inc.	233,870	6,592,795
Devon Energy Corp.	194,234	9,923,415
Diamondback Energy, Inc.	56,323	8,548,705
EOG Resources, Inc.	104,692	13,465,485
EQT Corp.	93,250	4,030,265
Exxon Mobil Corp.	304,558	33,863,804
Hess Corp.	65,936	10,187,112
HF Sinclair Corp.	28,604	1,575,794
Marathon Oil Corp.	229,957	6,059,367
Marathon Petroleum Corp.	86,686	12,376,160
Matador Resources Co.	28,573	1,814,386
Murphy Oil Corp.	89,193	4,049,362
Occidental Petroleum Corp.	173,411	10,888,477
ONEOK, Inc.	167,534	10,923,217
Ovintiv, Inc.	60,579	2,844,790
PBF Energy, Inc., Class A	36,083	1,691,932
Permian Resources Corp.	53,047	752,207
Phillips 66	52,711	6,017,488
Pioneer Natural Resources Co.	27,611	6,569,485
Range Resources Corp.	133,840	4,333,739
Southwestern Energy Co.(1)	359,431	2,436,942
Targa Resources Corp.	32,000	2,760,000
Texas Pacific Land Corp.	680	1,281,630
Valero Energy Corp.	42,096	5,468,270
Williams Cos., Inc.	153,052	5,284,886
		237,477,044
Paper and Forest Products — 0.1%
Louisiana-Pacific Corp.	21,886	1,367,437
Passenger Airlines — 0.9%
Alaska Air Group, Inc.(1)	66,223	2,779,379
Southwest Airlines Co.	137,806	4,354,670
United Airlines Holdings, Inc.(1)	136,610	6,804,544
		13,938,593
Pharmaceuticals — 2.7%
Bristol-Myers Squibb Co.	211,959	13,067,272
92

Avantis U.S. Large Cap Value ETF
	Shares	Value
Jazz Pharmaceuticals PLC(1)	32,214	$4,618,199
Merck & Co., Inc.	13,201	1,438,645
Pfizer, Inc.	476,712	16,866,071
Viatris, Inc.	403,661	4,339,356
		40,329,543
Professional Services — 0.5%
Robert Half International, Inc.	65,612	4,852,664
TriNet Group, Inc.(1)	26,367	2,924,891
		7,777,555
Semiconductors and Semiconductor Equipment — 6.6%
Amkor Technology, Inc.	68,237	1,907,907
Applied Materials, Inc.	157,967	24,131,039
Cirrus Logic, Inc.(1)	203	16,654
GLOBALFOUNDRIES, Inc.(1)(2)	11,548	638,027
Lam Research Corp.	29,048	20,403,315
ON Semiconductor Corp.(1)	125,259	12,333,001
QUALCOMM, Inc.	111,357	12,753,717
Texas Instruments, Inc.	149,693	25,157,406
		97,341,066
Specialty Retail — 5.4%
Academy Sports & Outdoors, Inc.	18,568	1,013,256
Advance Auto Parts, Inc.	3,672	252,707
AutoNation, Inc.(1)	27,219	4,275,833
Best Buy Co., Inc.	87,948	6,723,625
Burlington Stores, Inc.(1)	21,841	3,543,921
CarMax, Inc.(1)	40,749	3,328,378
Dick's Sporting Goods, Inc.	36,519	4,248,620
Murphy USA, Inc.	9,334	2,964,852
RH(1)	7,670	2,801,007
Ross Stores, Inc.	54,983	6,697,479
TJX Cos., Inc.	193,614	17,905,423
Tractor Supply Co.	46,764	10,217,934
Ulta Beauty, Inc.(1)	20,878	8,664,996
Valvoline, Inc.	54,983	1,893,615
Williams-Sonoma, Inc.	40,626	5,736,391
		80,268,037
Technology Hardware, Storage and Peripherals — 3.2%
Apple, Inc.	252,983	47,527,916
Textiles, Apparel and Luxury Goods — 0.7%
Capri Holdings Ltd.(1)	37,628	1,975,094
Crocs, Inc.(1)	24,764	2,410,528
lululemon athletica, Inc.(1)	8,598	3,278,073
Tapestry, Inc.	68,163	2,271,191
		9,934,886
Trading Companies and Distributors — 1.4%
Fastenal Co.	88,661	5,105,100
MSC Industrial Direct Co., Inc., Class A	11,914	1,215,943
United Rentals, Inc.	7,007	3,339,116
WW Grainger, Inc.	15,165	10,829,933
		20,490,092
93

Avantis U.S. Large Cap Value ETF
	Shares	Value
Wireless Telecommunication Services — 0.9%
T-Mobile U.S., Inc.(1)	95,635	$13,030,269
TOTAL COMMON STOCKS (Cost $1,402,894,829)		1,481,009,329
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,927,075	1,927,075
State Street Navigator Securities Lending Government Money Market Portfolio(3)	314,979	314,979
TOTAL SHORT-TERM INVESTMENTS (Cost $2,242,054)		2,242,054
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,405,136,883)		1,483,251,383
OTHER ASSETS AND LIABILITIES†		695,280
TOTAL NET ASSETS — 100.0%		$1,483,946,663

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $786,889. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $800,308, which includes securities collateral of $485,329.

See Notes to Financial Statements.
94

AUGUST 31, 2023

Avantis U.S. Small Cap Equity ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 1.0%
AAR Corp.(1)	19,003	$1,170,585
AerSale Corp.(1)	7,731	114,496
Archer Aviation, Inc., Class A(1)	79,823	556,366
Astronics Corp.(1)	7,947	139,311
Cadre Holdings, Inc.	9,080	239,893
Ducommun, Inc.(1)	7,431	337,887
Kaman Corp.	15,842	355,336
Kratos Defense & Security Solutions, Inc.(1)	42,298	680,575
National Presto Industries, Inc.	3,052	228,442
Park Aerospace Corp.	10,147	138,304
Rocket Lab USA, Inc.(1)	1,249	7,881
Spirit AeroSystems Holdings, Inc., Class A	2	43
V2X, Inc.(1)	402	20,225
Virgin Galactic Holdings, Inc.(1)	118,763	299,283
		4,288,627
Air Freight and Logistics — 0.7%
Air Transport Services Group, Inc.(1)	38,397	827,839
Forward Air Corp.	12,897	913,366
Hub Group, Inc., Class A(1)	17,022	1,328,397
Radiant Logistics, Inc.(1)	30,064	202,932
		3,272,534
Automobile Components — 1.4%
American Axle & Manufacturing Holdings, Inc.(1)	62,494	471,830
Dana, Inc.	72,454	1,167,234
LCI Industries	59	7,391
Modine Manufacturing Co.(1)	32,751	1,558,620
Motorcar Parts of America, Inc.(1)	9,885	77,992
Patrick Industries, Inc.	12,014	1,004,851
Solid Power, Inc.(1)(2)	63,868	135,400
Standard Motor Products, Inc.	9,858	365,042
Stoneridge, Inc.(1)	14,074	289,221
Visteon Corp.(1)	66	9,192
XPEL, Inc.(1)	12,776	1,064,241
		6,151,014
Automobiles — 0.2%
Winnebago Industries, Inc.	16,021	1,038,962
Banks — 14.8%
1st Source Corp.	4,228	188,949
ACNB Corp.	1,332	42,398
Amalgamated Financial Corp.	8,561	153,413
Amerant Bancorp, Inc.	14,834	278,434
American National Bankshares, Inc.	3,770	147,784
Ameris Bancorp	258	10,513
Ames National Corp.	1,577	28,307
Arrow Financial Corp.	7,878	138,732
Associated Banc-Corp.	58,064	1,006,249
Atlantic Union Bankshares Corp.	35,781	1,062,338
Axos Financial, Inc.(1)	30,996	1,335,618
95

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Banc of California, Inc.	29,174	$365,550
Bancorp, Inc.(1)	27,419	1,006,551
Bank First Corp.(2)	4,898	380,232
Bank of Hawaii Corp.(2)	13,044	700,985
Bank of Marin Bancorp	7,846	147,662
Bank7 Corp.	758	19,041
BankUnited, Inc.	25,256	662,970
Bankwell Financial Group, Inc.	916	23,834
Banner Corp.	18,267	795,528
Bar Harbor Bankshares	6,117	151,946
Baycom Corp.	5,891	113,520
BCB Bancorp, Inc.	5,767	65,628
Berkshire Hills Bancorp, Inc.	23,495	491,045
Blue Foundry Bancorp(1)	12,317	113,932
Blue Ridge Bankshares, Inc.	2,203	17,448
Bridgewater Bancshares, Inc.(1)	10,432	109,119
Brookline Bancorp, Inc.	47,058	450,345
Business First Bancshares, Inc.	11,298	231,044
Byline Bancorp, Inc.	12,623	267,355
C&F Financial Corp.	79	4,212
Cambridge Bancorp	3,722	198,048
Camden National Corp.	7,590	248,876
Capital Bancorp, Inc.	1,238	23,708
Capital City Bank Group, Inc.	6,835	208,536
Capstar Financial Holdings, Inc.	6,465	84,433
Carter Bankshares, Inc.(1)	12,891	184,470
Cathay General Bancorp	31,966	1,138,949
Central Pacific Financial Corp.	14,563	247,134
Central Valley Community Bancorp	2,932	42,866
Chemung Financial Corp.	88	3,458
Citizens & Northern Corp.	2,293	41,435
Citizens Financial Services, Inc.	2,072	113,421
City Holding Co.	7,876	719,551
Civista Bancshares, Inc.	4,054	68,877
CNB Financial Corp.	10,993	200,183
Coastal Financial Corp.(1)	5,610	247,120
Colony Bankcorp, Inc.	2,453	25,536
Columbia Financial, Inc.(1)	14,181	243,346
Community Bank System, Inc.	28,460	1,353,273
Community Trust Bancorp, Inc.	8,271	293,620
ConnectOne Bancorp, Inc.	20,056	383,471
CrossFirst Bankshares, Inc.(1)	21,872	235,124
Customers Bancorp, Inc.(1)	16,460	578,404
CVB Financial Corp.	40,499	707,113
Dime Community Bancshares, Inc.	18,902	402,802
Eagle Bancorp, Inc.	16,330	392,900
Eastern Bankshares, Inc.	60,885	819,512
Enterprise Bancorp, Inc.	1,513	43,786
Enterprise Financial Services Corp.	19,127	740,406
Equity Bancshares, Inc., Class A	7,703	192,729
Esquire Financial Holdings, Inc.	3,720	173,947
96

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Farmers & Merchants Bancorp, Inc.	2,079	$39,709
Farmers National Banc Corp.	19,070	242,189
FB Financial Corp.	18,912	574,547
Fidelity D&D Bancorp, Inc.(2)	122	5,781
Financial Institutions, Inc.	8,315	145,512
First BanCorp	98,189	1,360,900
First Bancorp, Inc.	1,238	30,480
First Bancorp/Southern Pines NC	21,317	631,836
First Bancshares, Inc.	14,388	408,475
First Bank	3,278	37,500
First Busey Corp.	28,977	585,335
First Business Financial Services, Inc.	1,170	36,890
First Commonwealth Financial Corp.	55,019	719,098
First Community Bankshares, Inc.	8,109	250,811
First Financial Bancorp	48,630	1,010,531
First Financial Corp.	5,991	219,990
First Foundation, Inc.	16,858	132,504
First Hawaiian, Inc.	54,791	1,036,098
First Internet Bancorp	4,543	87,498
First Merchants Corp.	31,994	954,701
First Mid Bancshares, Inc.	9,784	273,658
First of Long Island Corp.	11,566	151,052
First Western Financial, Inc.(1)	1,149	23,348
Five Star Bancorp	3,856	84,292
Flushing Financial Corp.	15,506	218,945
FS Bancorp, Inc.	1,011	29,976
Fulton Financial Corp.	78,757	1,049,831
FVCBankcorp, Inc.(1)	53	645
German American Bancorp, Inc.	14,859	429,871
Great Southern Bancorp, Inc.	5,420	273,547
Guaranty Bancshares, Inc.	3,252	93,885
Hanmi Financial Corp.	16,836	291,600
HarborOne Bancorp, Inc.	22,064	219,978
HBT Financial, Inc.	4,765	89,105
Heartland Financial USA, Inc.	20,365	623,984
Heritage Commerce Corp.	32,019	277,605
Heritage Financial Corp.	18,661	321,342
Hilltop Holdings, Inc.	25,068	761,817
Hingham Institution For Savings(2)	817	162,738
Home Bancorp, Inc.	962	31,419
HomeStreet, Inc.	9,340	88,263
HomeTrust Bancshares, Inc.	7,289	166,554
Hope Bancorp, Inc.	62,563	604,984
Horizon Bancorp, Inc.	22,742	254,483
Independent Bank Corp.	14,045	758,711
Independent Bank Corp. (Michigan)	11,463	218,829
Independent Bank Group, Inc.	12,059	508,890
International Bancshares Corp.	1,543	69,096
Investar Holding Corp.	31	406
Kearny Financial Corp.	31,596	234,126
Lakeland Bancorp, Inc.	33,736	455,773
97

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Lakeland Financial Corp.	13,292	$692,912
LCNB Corp.	59	880
Live Oak Bancshares, Inc.	18,354	593,568
Macatawa Bank Corp.	4,130	37,831
MainStreet Bancshares, Inc.	165	3,732
Mercantile Bank Corp.	8,516	284,264
Metrocity Bankshares, Inc.	2,889	56,335
Metropolitan Bank Holding Corp.(1)	5,682	226,200
Mid Penn Bancorp, Inc.	7,559	165,466
Middlefield Banc Corp.(2)	181	4,693
Midland States Bancorp, Inc.	11,778	261,472
MidWestOne Financial Group, Inc.	4,770	101,887
MVB Financial Corp.	5,703	134,249
National Bank Holdings Corp., Class A	19,867	626,605
National Bankshares, Inc.	27	711
NBT Bancorp, Inc.	22,623	778,684
Nicolet Bankshares, Inc.	6,450	488,974
Northeast Bank	3,487	148,163
Northfield Bancorp, Inc.	22,511	237,266
Northrim BanCorp, Inc.	2,919	121,226
Northwest Bancshares, Inc.	67,852	746,372
Norwood Financial Corp.	172	4,666
Oak Valley Bancorp	391	9,818
OceanFirst Financial Corp.	31,375	529,296
OFG Bancorp	26,031	785,095
Old Second Bancorp, Inc.	23,110	334,402
Orange County Bancorp, Inc.	502	23,338
Origin Bancorp, Inc.	14,963	459,214
Orrstown Financial Services, Inc.	1,523	32,897
Pacific Premier Bancorp, Inc.	51,039	1,174,918
PacWest Bancorp	30,729	244,296
Park National Corp.	7,797	793,423
Parke Bancorp, Inc.	1,899	32,796
Pathward Financial, Inc.	14,411	710,030
PCB Bancorp	3,084	49,498
Peapack-Gladstone Financial Corp.	8,879	242,130
Penns Woods Bancorp, Inc.	161	4,192
Peoples Bancorp, Inc.	18,009	464,092
Peoples Financial Services Corp.	1,087	47,393
Plumas Bancorp	132	4,612
Ponce Financial Group, Inc.(1)(2)	10,477	83,711
Preferred Bank	6,598	409,802
Premier Financial Corp.	19,042	358,751
Primis Financial Corp.	3,284	29,162
Provident Bancorp, Inc.(1)	7,372	72,393
Provident Financial Services, Inc.	39,763	655,294
QCR Holdings, Inc.	8,939	468,940
RBB Bancorp	2,169	29,563
Renasant Corp.	29,317	816,478
Republic Bancorp, Inc., Class A	4,870	216,423
S&T Bancorp, Inc.	20,424	578,612
98

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Sandy Spring Bancorp, Inc.	23,793	$529,156
Seacoast Banking Corp. of Florida	31,287	738,686
Shore Bancshares, Inc.	10,245	113,515
Sierra Bancorp	5,441	108,167
Simmons First National Corp., Class A	66,506	1,185,137
SmartFinancial, Inc.	4,376	99,642
South Plains Financial, Inc.	5,509	144,501
Southern First Bancshares, Inc.(1)	3,656	102,770
Southern Missouri Bancorp, Inc.	4,726	199,910
Southside Bancshares, Inc.	15,695	472,419
Stellar Bancorp, Inc.	24,510	521,328
Stock Yards Bancorp, Inc.	13,781	631,170
Summit Financial Group, Inc.	1,575	38,745
Texas Capital Bancshares, Inc.(1)	479	29,909
Third Coast Bancshares, Inc.(1)	1,730	32,559
Timberland Bancorp, Inc.	2,871	81,422
Tompkins Financial Corp.	6,181	320,979
Towne Bank	35,671	841,836
TriCo Bancshares	14,787	507,786
Triumph Financial, Inc.(1)	11,959	768,127
TrustCo Bank Corp. NY	10,080	286,978
Trustmark Corp.	30,363	699,564
Unity Bancorp, Inc.	1,093	26,412
Univest Financial Corp.	15,510	279,025
Veritex Holdings, Inc.	27,409	515,563
Virginia National Bankshares Corp.	113	3,734
Washington Federal, Inc.	35,712	970,652
Washington Trust Bancorp, Inc.	8,897	249,116
WesBanco, Inc.	29,739	754,181
West BanCorp, Inc.	2,019	37,392
Westamerica BanCorp	14,317	630,377
WSFS Financial Corp.	31,708	1,246,124
		66,690,461
Beverages — 0.1%
Vita Coco Co., Inc.(1)	9,833	278,176
Zevia PBC, Class A(1)	3,202	8,229
		286,405
Biotechnology — 5.2%
2seventy bio, Inc.(1)	27,828	144,427
89bio, Inc.(1)	15,806	270,915
Aadi Bioscience, Inc.(1)	6,623	41,725
Abeona Therapeutics, Inc.(1)	6,171	27,338
Absci Corp.(1)(2)	7,453	13,341
Acrivon Therapeutics, Inc.(1)	177	2,074
Actinium Pharmaceuticals, Inc.(1)(2)	566	3,402
Acumen Pharmaceuticals, Inc.(1)	12,760	76,815
Adicet Bio, Inc.(1)	16,232	32,464
Adverum Biotechnologies, Inc.(1)	13,162	22,902
Agios Pharmaceuticals, Inc.(1)	29,028	796,238
Akouos, Inc.(1)	779	615
Alector, Inc.(1)	25,379	138,316
99

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Allogene Therapeutics, Inc.(1)(2)	40,057	$155,822
Allovir, Inc.(1)	8,964	28,057
Alpine Immune Sciences, Inc.(1)	4,009	49,511
Altimmune, Inc.(1)	12,344	31,230
ALX Oncology Holdings, Inc.(1)	9,468	40,334
AnaptysBio, Inc.(1)	7,003	137,819
Anika Therapeutics, Inc.(1)	7,687	137,213
Annexon, Inc.(1)(2)	15,896	43,714
Arbutus Biopharma Corp.(1)	3,965	8,049
Arcturus Therapeutics Holdings, Inc.(1)	13,127	398,404
Arcus Biosciences, Inc.(1)	25,672	526,276
ARS Pharmaceuticals, Inc.(1)(2)	16,872	119,622
aTyr Pharma, Inc.(1)	22,538	38,315
Aura Biosciences, Inc.(1)	7,977	82,801
Beam Therapeutics, Inc.(1)	29,365	680,681
BioAtla, Inc.(1)	21,164	53,122
Biohaven Ltd.(1)	28,542	522,033
Bluebird Bio, Inc.(1)(2)	29,176	109,993
C4 Therapeutics, Inc.(1)	23,686	68,689
Cardiff Oncology, Inc.(1)	4,908	9,031
CareDx, Inc.(1)	27,397	255,066
Caribou Biosciences, Inc.(1)	26,066	153,529
Carisma Therapeutics, Inc.(2)	15,981	110,588
Catalyst Pharmaceuticals, Inc.(1)	54,546	765,826
Celcuity, Inc.(1)(2)	2,868	27,303
Century Therapeutics, Inc.(1)	58	144
Chinook Therapeutics, Inc.(1)	5,210	52
Cogent Biosciences, Inc.(1)	40,671	496,593
Corvus Pharmaceuticals, Inc.(1)	18,754	39,758
Crinetics Pharmaceuticals, Inc.(1)	23,414	405,530
Cue Biopharma, Inc.(1)	21,846	59,203
Cullinan Oncology, Inc.(1)	11,209	116,013
Deciphera Pharmaceuticals, Inc.(1)	8,565	120,253
DermTech, Inc.(1)	15,348	35,300
Design Therapeutics, Inc.(1)	7,210	17,881
DiaMedica Therapeutics, Inc.(1)	3,243	9,567
Disc Medicine, Inc.(1)	95	5,030
Dynavax Technologies Corp.(1)	70,216	1,008,302
Dyne Therapeutics, Inc.(1)	22,007	250,880
Eagle Pharmaceuticals, Inc.(1)	5,583	94,632
Editas Medicine, Inc.(1)	41,399	368,865
Emergent BioSolutions, Inc.(1)	23,204	108,827
Enanta Pharmaceuticals, Inc.(1)	4,573	67,909
Entrada Therapeutics, Inc.(1)(2)	11,772	173,284
EQRx, Inc.(1)	153,186	350,796
Erasca, Inc.(1)	34,655	89,756
Essa Pharma, Inc.(1)	3,165	9,495
Fate Therapeutics, Inc.(1)	29,516	74,085
G1 Therapeutics, Inc.(1)	3,393	5,666
Generation Bio Co.(1)	23,908	114,280
Gritstone bio, Inc.(1)	41,130	74,857
100

Avantis U.S. Small Cap Equity ETF
	Shares	Value
HilleVax, Inc.(1)	506	$6,750
Icosavax, Inc.(1)(2)	13,733	106,293
Ideaya Biosciences, Inc.(1)	28,771	844,717
IGM Biosciences, Inc.(1)	297	2,124
Immuneering Corp., Class A(1)(2)	11,490	103,525
Immunic, Inc.(1)	21,020	35,103
Inmune Bio, Inc.(1)	1,332	10,789
Inozyme Pharma, Inc.(1)	17,030	83,447
Iovance Biotherapeutics, Inc.(1)	98,780	596,631
Ironwood Pharmaceuticals, Inc.(1)	74,007	651,262
iTeos Therapeutics, Inc.(1)	13,031	157,219
Janux Therapeutics, Inc.(1)	7,077	77,847
KalVista Pharmaceuticals, Inc.(1)	17,976	195,040
Kezar Life Sciences, Inc.(1)	33,702	50,216
Kiniksa Pharmaceuticals Ltd., Class A(1)	15,296	263,550
Kinnate Biopharma, Inc.(1)	13,377	29,831
Kodiak Sciences, Inc.(1)	16,675	36,685
Kronos Bio, Inc.(1)	2,981	4,144
Kura Oncology, Inc.(1)	35,171	349,248
Larimar Therapeutics, Inc.(1)	11,609	43,185
Lyell Immunopharma, Inc.(1)(2)	93,352	223,111
MacroGenics, Inc.(1)	1,627	7,582
MediciNova, Inc.(1)	5,686	13,874
MeiraGTx Holdings PLC(1)	8,166	51,364
Mirati Therapeutics, Inc.(1)	23,716	882,235
Monte Rosa Therapeutics, Inc.(1)(2)	15,729	92,329
Myriad Genetics, Inc.(1)	28,789	513,884
NextCure, Inc.(1)	20	29
Nkarta, Inc.(1)	18,885	32,482
Nurix Therapeutics, Inc.(1)	23,612	200,702
Ocean Biomedical, Inc.(1)	3,416	15,406
Olema Pharmaceuticals, Inc.(1)	20,709	210,196
Omega Therapeutics, Inc.(1)	13,182	48,378
Organogenesis Holdings, Inc.(1)	42,652	119,426
ORIC Pharmaceuticals, Inc.(1)(2)	21,646	193,948
Ovid therapeutics, Inc.(1)	8,384	28,212
Pardes Biosciences, Inc.(1)	223	475
PepGen, Inc.(1)	4,077	25,685
PMV Pharmaceuticals, Inc.(1)	23,176	167,331
Point Biopharma Global, Inc.(1)	53,499	425,852
Poseida Therapeutics, Inc.(1)(2)	5,446	11,382
Prothena Corp. PLC(1)	62	3,275
Pyxis Oncology, Inc.(1)	13,771	30,021
Rallybio Corp.(1)	7,769	41,331
Recursion Pharmaceuticals, Inc., Class A(1)	70,742	615,455
REGENXBIO, Inc.(1)	20,658	365,647
Relay Therapeutics, Inc.(1)	44,544	455,240
Reneo Pharmaceuticals, Inc.(1)	7,726	46,510
Renovaro Biosciences, Inc.(1)	30	94
Repare Therapeutics, Inc.(1)	13,146	128,305
Replimune Group, Inc.(1)	20,490	418,406
101

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Rocket Pharmaceuticals, Inc.(1)	804	$12,583
Roivant Sciences Ltd.(1)	836	9,673
Sage Therapeutics, Inc.(1)	14,362	287,240
Sana Biotechnology, Inc.(1)(2)	36,549	195,537
Savara, Inc.(1)(2)	62,448	226,062
Scholar Rock Holding Corp.(1)	20,383	127,394
Shattuck Labs, Inc.(1)	1,924	4,156
Spero Therapeutics, Inc.(1)	1,211	1,816
Stoke Therapeutics, Inc.(1)	15,236	85,626
Summit Therapeutics, Inc.(1)(2)	3,968	6,428
Sutro Biopharma, Inc.(1)	26,710	126,872
Talaris Therapeutics, Inc.(1)	6,473	18,642
Tango Therapeutics, Inc.(1)	9,373	60,831
Tenaya Therapeutics, Inc.(1)	31,484	121,843
TScan Therapeutics, Inc.(1)	19,278	45,882
Twist Bioscience Corp.(1)	20,054	440,987
Tyra Biosciences, Inc.(1)(2)	8,638	131,557
uniQure NV(1)	21,515	187,396
Vanda Pharmaceuticals, Inc.(1)	29,945	155,415
Vera Therapeutics, Inc.(1)	9,563	169,169
Verastem, Inc.(1)	970	9,467
Verve Therapeutics, Inc.(1)	22,963	295,534
Vigil Neuroscience, Inc.(1)	435	2,623
Vir Biotechnology, Inc.(1)	13,371	169,277
Viracta Therapeutics, Inc.(1)	34	49
Voyager Therapeutics, Inc.(1)	25,737	257,885
XBiotech, Inc.(1)	2,203	10,839
Xencor, Inc.(1)	31,147	684,611
Xenon Pharmaceuticals, Inc.(1)	555	21,634
XOMA Corp.(1)(2)	3,503	49,112
Y-mAbs Therapeutics, Inc.(1)	20,808	105,497
Zymeworks, Inc.(1)(2)	1,778	12,873
		23,270,841
Broadline Retail†
1stdibs.com, Inc.(1)	446	1,998
Big Lots, Inc.	14,596	90,495
ContextLogic, Inc., Class A(1)(2)	5,610	30,042
		122,535
Building Products — 2.9%
Alpha Pro Tech Ltd.(1)	1,609	7,128
American Woodmark Corp.(1)	9,918	770,331
Apogee Enterprises, Inc.	12,237	617,479
AZZ, Inc.	10,124	497,088
CSW Industrials, Inc.	8,510	1,528,651
Gibraltar Industries, Inc.(1)	17,085	1,281,887
Griffon Corp.	27,417	1,147,950
Hayward Holdings, Inc.(1)	46,463	687,652
Insteel Industries, Inc.	10,135	352,191
Janus International Group, Inc.(1)	49,504	566,821
JELD-WEN Holding, Inc.(1)	53,011	799,406
Masonite International Corp.(1)	12,536	1,287,573
102

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Masterbrand, Inc.(1)	75,470	$966,771
PGT Innovations, Inc.(1)	35,152	990,935
Quanex Building Products Corp.	18,670	503,717
Resideo Technologies, Inc.(1)	75,403	1,271,295
		13,276,875
Capital Markets — 1.7%
Artisan Partners Asset Management, Inc., Class A	14,981	575,570
Assetmark Financial Holdings, Inc.(1)	2,479	71,618
Avantax, Inc.(1)	2,818	58,953
B. Riley Financial, Inc.	726	37,175
BGC Group, Inc., Class A	150,793	744,918
Bridge Investment Group Holdings, Inc., Class A	4,966	50,057
Brightsphere Investment Group, Inc.	1,078	22,325
Diamond Hill Investment Group, Inc.	1,545	260,734
Donnelley Financial Solutions, Inc.(1)	13,022	641,594
Federated Hermes, Inc.	1	35
Forge Global Holdings, Inc.(1)	47,291	115,863
Greenhill & Co., Inc.	88	1,298
Open Lending Corp., Class A(1)	61,920	510,840
Oppenheimer Holdings, Inc., Class A	3,183	121,272
Patria Investments Ltd., Class A	27,459	395,959
Piper Sandler Cos.	9,244	1,377,171
StoneX Group, Inc.(1)	9,842	923,967
Victory Capital Holdings, Inc., Class A	19,003	654,083
Virtus Investment Partners, Inc.	3,826	792,365
WisdomTree, Inc.	67,654	493,874
		7,849,671
Chemicals — 2.3%
AdvanSix, Inc.	14,800	489,584
Alto Ingredients, Inc.(1)	30,060	108,517
American Vanguard Corp.	14,127	195,235
Aspen Aerogels, Inc.(1)	28,330	172,530
Core Molding Technologies, Inc.(1)	4,970	134,737
Danimer Scientific, Inc.(1)(2)	55,077	107,400
Ecovyst, Inc.(1)	56,582	579,400
FutureFuel Corp.	14,140	100,111
Hawkins, Inc.	11,046	686,951
Ingevity Corp.(1)	16,180	871,940
Innospec, Inc.	13,348	1,433,842
Intrepid Potash, Inc.(1)	5,316	142,628
Koppers Holdings, Inc.	10,247	392,358
Kronos Worldwide, Inc.	11,536	96,902
LSB Industries, Inc.(1)	25,403	257,078
Minerals Technologies, Inc.	17,764	1,085,380
Origin Materials, Inc.(1)(2)	58,170	79,693
Orion SA	31,853	720,515
PureCycle Technologies, Inc.(1)	69,890	624,118
Rayonier Advanced Materials, Inc.(1)	33,866	119,547
Stepan Co.	11,878	1,036,593
Trinseo PLC	17,961	189,129
103

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Tronox Holdings PLC, Class A	64,163	$875,183
		10,499,371
Commercial Services and Supplies — 1.8%
ACCO Brands Corp.	52,297	278,743
ARC Document Solutions, Inc.	5,502	18,597
Aris Water Solutions, Inc., Class A	11,880	121,651
Brady Corp., Class A	23,301	1,175,302
BrightView Holdings, Inc.(1)	4,967	41,127
Brink's Co.	363	27,519
CECO Environmental Corp.(1)	13,868	191,101
Civeo Corp.(1)	4,650	84,258
Deluxe Corp.	22,565	456,264
Driven Brands Holdings, Inc.(1)	14,465	217,698
Ennis, Inc.	14,301	304,611
Enviri Corp.(1)	46,491	346,358
Healthcare Services Group, Inc.	40,054	462,624
Heritage-Crystal Clean, Inc.(1)	9,970	449,647
HNI Corp.	24,251	794,463
Interface, Inc.	30,613	316,232
Li-Cycle Holdings Corp.(1)(2)	67,952	301,707
Liquidity Services, Inc.(1)	11,277	205,805
Matthews International Corp., Class A	17,832	752,154
MillerKnoll, Inc.	12,119	231,473
Perma-Fix Environmental Services, Inc.(1)	5,205	64,958
Pitney Bowes, Inc.	87,486	287,829
Quad/Graphics, Inc.(1)	16,801	85,853
SP Plus Corp.(1)	10,556	413,479
Steelcase, Inc., Class A	51,581	467,840
Viad Corp.(1)	2,012	57,121
		8,154,414
Communications Equipment — 0.9%
ADTRAN Holdings, Inc.	14,169	121,145
Applied Optoelectronics, Inc.(1)(2)	14,228	195,919
Aviat Networks, Inc.(1)	6,024	212,286
Clearfield, Inc.(1)	3,205	112,656
Comtech Telecommunications Corp.	2,308	23,195
DZS, Inc.(1)(2)	2,246	5,211
Extreme Networks, Inc.(1)	44,744	1,228,223
Harmonic, Inc.(1)	33,503	357,812
KVH Industries, Inc.(1)	3,030	16,059
NETGEAR, Inc.(1)	14,604	192,480
NetScout Systems, Inc.(1)	654	18,724
Ribbon Communications, Inc.(1)	32,849	97,233
ViaSat, Inc.(1)	1,147	31,818
Viavi Solutions, Inc.(1)	118,504	1,238,367
		3,851,128
Construction and Engineering — 1.7%
Ameresco, Inc., Class A(1)	15,972	694,622
Argan, Inc.	6,675	283,554
Concrete Pumping Holdings, Inc.(1)	19,895	151,799
Construction Partners, Inc., Class A(1)	1,445	50,214
104

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Dycom Industries, Inc.(1)	3,013	$301,089
Eneti, Inc.	17,176	186,188
Granite Construction, Inc.	23,135	955,244
Great Lakes Dredge & Dock Corp.(1)	38,499	339,946
IES Holdings, Inc.(1)	813	60,959
Limbach Holdings, Inc.(1)	6,658	240,554
Matrix Service Co.(1)	7,221	60,006
MYR Group, Inc.(1)	10,652	1,513,330
Northwest Pipe Co.(1)	5,238	173,325
Primoris Services Corp.	19,734	697,992
Sterling Infrastructure, Inc.(1)	19,560	1,618,786
Tutor Perini Corp.(1)	22,469	199,749
		7,527,357
Construction Materials — 0.1%
US Lime & Minerals, Inc.	1,176	254,698
Consumer Finance — 1.5%
Atlanticus Holdings Corp.(1)	970	33,853
Bread Financial Holdings, Inc.	27,582	1,036,532
Consumer Portfolio Services, Inc.(1)	2,295	21,275
Encore Capital Group, Inc.(1)	7,834	367,101
Enova International, Inc.(1)	16,853	850,234
EZCORP, Inc., Class A(1)	27,365	230,140
Green Dot Corp., Class A(1)	23,412	347,434
LendingClub Corp.(1)	56,964	396,469
Medallion Financial Corp.(2)	2,436	20,462
Moneylion, Inc.(1)	48	1,074
Navient Corp.	50,715	895,120
Oportun Financial Corp.(1)	14,429	101,003
PRA Group, Inc.(1)	20,073	391,022
PROG Holdings, Inc.(1)	30,518	1,046,767
Regional Management Corp.	4,510	123,935
Upstart Holdings, Inc.(1)(2)	22,993	739,685
World Acceptance Corp.(1)	2,279	307,232
		6,909,338
Consumer Staples Distribution & Retail — 1.0%
Andersons, Inc.	19,736	1,013,641
Grocery Outlet Holding Corp.(1)	6	185
HF Foods Group, Inc.(1)	5,808	27,472
Ingles Markets, Inc., Class A	8,269	646,057
Natural Grocers by Vitamin Cottage, Inc.	2,801	35,320
PriceSmart, Inc.	14,647	1,164,143
SpartanNash Co.	18,355	399,405
Sprouts Farmers Market, Inc.(1)	154	6,282
United Natural Foods, Inc.(1)	32,505	654,326
Village Super Market, Inc., Class A	1,122	25,301
Weis Markets, Inc.	8,729	566,250
		4,538,382
Containers and Packaging — 0.3%
Ardagh Metal Packaging SA(2)	68,159	244,691
Greif, Inc., Class A	30	2,178
Greif, Inc., Class B	97	7,229
105

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Myers Industries, Inc.	19,609	$368,845
O-I Glass, Inc.(1)	2,637	52,371
Pactiv Evergreen, Inc.	19,298	158,629
Ranpak Holdings Corp.(1)	13,429	85,006
TriMas Corp.	22,635	593,037
		1,511,986
Diversified Consumer Services — 1.8%
Adtalem Global Education, Inc.(1)	21,608	947,511
American Public Education, Inc.(1)	7,959	41,864
Carriage Services, Inc.	6,968	214,754
Chegg, Inc.(1)	15,901	162,349
Coursera, Inc.(1)	53,462	929,704
European Wax Center, Inc., Class A(1)	15,414	267,587
Frontdoor, Inc.(1)	49,012	1,608,574
Graham Holdings Co., Class B	935	548,219
Laureate Education, Inc., Class A	82,500	1,149,225
Lincoln Educational Services Corp.(1)	12,942	110,395
OneSpaWorld Holdings Ltd.(1)	35,414	405,136
Perdoceo Education Corp.	35,811	593,388
Strategic Education, Inc.	307	23,793
Stride, Inc.(1)	23,731	1,008,330
Universal Technical Institute, Inc.(1)	9,678	77,134
		8,087,963
Diversified Telecommunication Services — 0.7%
Anterix, Inc.(1)	5,991	198,242
ATN International, Inc.	5,768	206,898
Consolidated Communications Holdings, Inc.(1)	38,799	153,256
EchoStar Corp., Class A(1)	18,601	323,285
IDT Corp., Class B(1)	10,819	252,948
Liberty Latin America Ltd., Class A(1)	18,669	166,901
Liberty Latin America Ltd., Class C(1)	73,810	661,338
Lumen Technologies, Inc.(1)	241,180	383,476
Radius Global Infrastructure, Inc., Class A(1)	44,118	658,241
		3,004,585
Electric Utilities — 0.3%
Genie Energy Ltd., Class B	11,981	183,429
Hawaiian Electric Industries, Inc.	3,183	44,626
MGE Energy, Inc.	6,544	473,982
Otter Tail Corp.	6,207	511,271
Via Renewables, Inc.	7	61
		1,213,369
Electrical Equipment — 0.7%
American Superconductor Corp.(1)(2)	4,247	39,285
Array Technologies, Inc.(1)	453	11,266
Broadwind, Inc.(1)	2,422	10,972
Encore Wire Corp.	2,125	350,221
Energy Vault Holdings, Inc.(1)	38,775	123,692
EnerSys	16	1,680
ESS Tech, Inc.(1)	4,165	5,956
FREYR Battery SA(1)(2)	62,018	386,372
FuelCell Energy, Inc.(1)(2)	205,557	287,780
106

Avantis U.S. Small Cap Equity ETF
	Shares	Value
GrafTech International Ltd.	104,000	$368,160
LSI Industries, Inc.	14,349	225,997
Orion Energy Systems, Inc.(1)	2,613	3,946
Powell Industries, Inc.	5,967	501,049
Preformed Line Products Co.	221	37,457
SES AI Corp.(1)(2)	51,369	108,388
Thermon Group Holdings, Inc.(1)	18,005	494,777
Ultralife Corp.(1)	59	559
		2,957,557
Electronic Equipment, Instruments and Components — 2.3%
908 Devices, Inc.(1)	12,741	91,608
Advanced Energy Industries, Inc.	48	5,667
Airgain, Inc.(1)	962	4,444
Akoustis Technologies, Inc.(1)(2)	1,997	3,015
Bel Fuse, Inc., Class B	6,830	357,209
Belden, Inc.	654	61,411
Benchmark Electronics, Inc.	18,575	478,121
Climb Global Solutions, Inc.	2,570	110,536
Coda Octopus Group, Inc.(1)	36	274
Crane NXT Co.	6,631	393,616
CTS Corp.	16,564	739,583
Daktronics, Inc.(1)	23,882	199,654
ePlus, Inc.(1)	14,200	942,596
Evolv Technologies Holdings, Inc.(1)	190	1,328
FARO Technologies, Inc.(1)	4,463	70,783
Identiv, Inc.(1)	384	3,172
Kimball Electronics, Inc.(1)	12,781	385,858
Knowles Corp.(1)	47,693	764,519
Methode Electronics, Inc.	12,764	411,639
Napco Security Technologies, Inc.	3	74
nLight, Inc.(1)	25,891	295,416
OSI Systems, Inc.(1)	9,485	1,293,280
Ouster, Inc.(1)(2)	9,300	52,359
PC Connection, Inc.	6,018	319,676
Plexus Corp.(1)	14,386	1,460,898
Richardson Electronics Ltd.	6,178	77,781
ScanSource, Inc.(1)	13,130	430,401
SmartRent, Inc.(1)	91,471	311,001
TTM Technologies, Inc.(1)	55,646	829,125
Vishay Intertechnology, Inc.	1,567	42,999
Vishay Precision Group, Inc.(1)	6,279	226,170
Vuzix Corp.(1)(2)	32,264	129,056
		10,493,269
Energy Equipment and Services — 3.2%
Archrock, Inc.	85,306	1,091,064
Bristow Group, Inc.(1)	12,789	354,255
Core Laboratories, Inc.	13,090	314,684
Diamond Offshore Drilling, Inc.(1)	58,274	866,534
DMC Global, Inc.(1)	9,843	236,429
Dril-Quip, Inc.(1)	18,071	498,398
Expro Group Holdings NV(1)	48,312	1,135,815
107

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Forum Energy Technologies, Inc.(1)	4,805	$113,782
Helix Energy Solutions Group, Inc.(1)	78,355	794,520
KLX Energy Services Holdings, Inc.(1)(2)	1,370	14,255
Liberty Energy, Inc., Class A	87,910	1,402,165
Mammoth Energy Services, Inc.(1)	3,902	18,066
Nabors Industries Ltd.(1)	4,774	528,434
Natural Gas Services Group, Inc.(1)	740	8,036
Newpark Resources, Inc.(1)	41,898	250,550
NexTier Oilfield Solutions, Inc.(1)	110,261	1,169,869
Oceaneering International, Inc.(1)	54,323	1,238,021
Oil States International, Inc.(1)	33,410	261,934
Patterson-UTI Energy, Inc.	34	481
ProFrac Holding Corp., Class A(1)(2)	6,596	72,556
ProPetro Holding Corp.(1)	55,366	533,728
Ranger Energy Services, Inc.	6,648	79,178
RPC, Inc.	53,405	426,706
SEACOR Marine Holdings, Inc.(1)	3,912	44,949
Select Water Solutions, Inc., Class A	40,844	328,794
Smart Sand, Inc.(1)	4,554	8,835
Solaris Oilfield Infrastructure, Inc., Class A	16,419	172,728
TechnipFMC PLC	2,642	50,304
TETRA Technologies, Inc.(1)	55,974	307,297
Tidewater, Inc.(1)	24,672	1,604,420
US Silica Holdings, Inc.(1)	41,475	511,387
		14,438,174
Entertainment — 1.0%
Atlanta Braves Holdings, Inc., Class A(1)	4,809	201,208
Atlanta Braves Holdings, Inc., Class C(1)	14,293	526,554
Cinemark Holdings, Inc.(1)	69,649	1,133,886
IMAX Corp.(1)	24,967	477,619
Kartoon Studios, Inc.(1)(2)	3,216	5,049
Lions Gate Entertainment Corp., Class A(1)	38,367	303,867
Lions Gate Entertainment Corp., Class B(1)	77,303	575,907
Marcus Corp.(2)	12,851	195,207
Playstudios, Inc.(1)	43,784	155,871
Sciplay Corp., Class A(1)	11,567	262,571
Skillz, Inc.(1)	691	5,659
Sphere Entertainment Co.(1)	15,896	557,314
		4,400,712
Financial Services — 2.6%
Acacia Research Corp.(1)	19,092	72,740
Alerus Financial Corp.	6,536	127,452
A-Mark Precious Metals, Inc.	9,987	340,756
AvidXchange Holdings, Inc.(1)	72,737	747,736
Cannae Holdings, Inc.(1)	38,609	757,895
Cass Information Systems, Inc.	7,151	274,169
EVERTEC, Inc.	33,243	1,315,425
Federal Agricultural Mortgage Corp., Class C	5,124	862,472
International Money Express, Inc.(1)	4,076	70,515
Jackson Financial, Inc., Class A	44,105	1,658,348
loanDepot, Inc., Class A(1)(2)	4,246	8,195
108

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Marqeta, Inc., Class A(1)	194,656	$1,197,134
Merchants Bancorp	8,651	252,350
Mr. Cooper Group, Inc.(1)	315	17,848
NewtekOne, Inc.(2)	10,567	189,255
NMI Holdings, Inc., Class A(1)	48,369	1,384,321
Ocwen Financial Corp.(1)	2,358	71,353
Payoneer Global, Inc.(1)	126,763	784,663
Paysafe Ltd.(1)	15,697	205,631
Walker & Dunlop, Inc.	15,061	1,285,306
Waterstone Financial, Inc.	9,741	120,886
		11,744,450
Food Products — 1.1%
Alico, Inc.	1,164	27,389
B&G Foods, Inc.	41,565	531,616
Calavo Growers, Inc.	8,813	290,477
Cal-Maine Foods, Inc.	23,363	1,116,518
Dole PLC	40,713	485,299
Farmer Bros Co.(1)	1,422	3,000
Fresh Del Monte Produce, Inc.	21,224	542,273
Hostess Brands, Inc.(1)	289	8,231
John B Sanfilippo & Son, Inc.	4,650	466,628
Lifecore Biomedical, Inc.(1)	16,606	132,848
Limoneira Co.	9,796	150,956
Mission Produce, Inc.(1)	21,636	205,975
Seneca Foods Corp., Class A(1)	2,957	142,705
Sovos Brands, Inc.(1)	26,771	599,670
Tootsie Roll Industries, Inc.	171	5,498
Vital Farms, Inc.(1)	322	3,793
Whole Earth Brands, Inc.(1)	19,061	72,622
		4,785,498
Gas Utilities — 0.4%
Chesapeake Utilities Corp.	9,769	1,075,567
Northwest Natural Holding Co.	19,642	771,538
RGC Resources, Inc.	191	3,453
Star Group LP	4,996	58,603
		1,909,161
Ground Transportation — 1.0%
ArcBest Corp.	13,274	1,401,602
Covenant Logistics Group, Inc.	4,448	218,708
Daseke, Inc.(1)	21,831	115,704
Heartland Express, Inc.	26,186	395,147
Marten Transport Ltd.	32,640	685,440
PAM Transportation Services, Inc.(1)	1,688	38,925
RXO, Inc.(1)	66,719	1,206,280
TuSimple Holdings, Inc., Class A(1)(2)	78,941	98,676
Universal Logistics Holdings, Inc.	4,386	118,949
Werner Enterprises, Inc.	8,007	333,171
		4,612,602
Health Care Equipment and Supplies — 1.0%
Accuray, Inc.(1)	5,365	15,290
AngioDynamics, Inc.(1)	15,126	121,462
109

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Apyx Medical Corp.(1)	19,894	$92,706
Atrion Corp.	403	187,435
Avanos Medical, Inc.(1)	24,053	506,075
Axogen, Inc.(1)	49	307
Beyond Air, Inc.(1)(2)	1,534	4,671
Bioventus, Inc., Class A(1)(2)	9,154	32,954
Butterfly Network, Inc.(1)(2)	67,971	120,309
CVRx, Inc.(1)(2)	4,764	82,655
Glaukos Corp.(1)	62	4,659
Haemonetics Corp.(1)	381	34,187
Hyperfine, Inc.(1)	1,567	3,228
Inogen, Inc.(1)	6,662	41,371
iRadimed Corp.	4,584	211,918
LeMaitre Vascular, Inc.	2,613	151,058
Merit Medical Systems, Inc.(1)	4	261
Neuronetics, Inc.(1)	2,827	4,636
NuVasive, Inc.(1)	27,459	1,091,495
Omnicell, Inc.(1)	270	15,352
OraSure Technologies, Inc.(1)	38,209	246,830
Orthofix Medical, Inc.(1)	18,434	390,064
Pulmonx Corp.(1)	19,620	205,225
Sensus Healthcare, Inc.(1)	841	2,616
Sight Sciences, Inc.(1)	12,146	79,678
Tactile Systems Technology, Inc.(1)	7,541	142,902
UFP Technologies, Inc.(1)	281	49,375
Utah Medical Products, Inc.	1,779	162,956
Varex Imaging Corp.(1)	19,315	379,926
Vicarious Surgical, Inc.(1)	196	181
Zimvie, Inc.(1)	15,125	178,475
Zynex, Inc.(1)(2)	11,561	89,020
		4,649,277
Health Care Providers and Services — 1.8%
AdaptHealth Corp.(1)	20,864	248,908
Addus HomeCare Corp.(1)	8,229	721,683
Agiliti, Inc.(1)(2)	17,740	171,191
AirSculpt Technologies, Inc.(1)	4,118	31,626
Apollo Medical Holdings, Inc.(1)	14,078	532,993
Brookdale Senior Living, Inc.(1)	108,395	460,679
Castle Biosciences, Inc.(1)	12,838	255,861
CorVel Corp.(1)	109	23,593
Cross Country Healthcare, Inc.(1)	18,970	488,667
Enhabit, Inc.(1)	4,486	57,466
Fulgent Genetics, Inc.(1)	11,412	373,857
GeneDx Holdings Corp.(1)	5,582	24,840
InfuSystem Holdings, Inc.(1)	2,194	22,554
Joint Corp.(1)	7,653	71,096
ModivCare, Inc.(1)	6,198	198,956
National HealthCare Corp.	7,256	478,533
National Research Corp.	10,553	441,115
NeoGenomics, Inc.(1)	2,087	31,368
OPKO Health, Inc.(1)	197,579	361,570
110

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Owens & Minor, Inc.(1)	39,308	$664,305
Patterson Cos., Inc.	8,572	257,503
Pediatrix Medical Group, Inc.(1)	42,609	602,065
Pennant Group, Inc.(1)	14,608	175,004
PetIQ, Inc.(1)	15,321	292,325
Premier, Inc., Class A	610	13,133
Privia Health Group, Inc.(1)	162	4,253
RadNet, Inc.(1)	36,247	1,211,012
Select Medical Holdings Corp.	110	3,213
		8,219,369
Health Care Technology — 0.5%
American Well Corp., Class A(1)	113,869	161,694
Computer Programs & Systems, Inc.(1)	6,560	106,731
Health Catalyst, Inc.(1)	26,040	304,408
HealthStream, Inc.	12,689	266,850
iCAD, Inc.(1)	249	568
Multiplan Corp.(1)	208,610	356,723
NextGen Healthcare, Inc.(1)	23,965	436,403
OptimizeRx Corp.(1)	7,927	67,538
Simulations Plus, Inc.	37	1,646
Veradigm, Inc.(1)	54,270	726,132
		2,428,693
Hotels, Restaurants and Leisure — 2.3%
Accel Entertainment, Inc.(1)	31,471	374,190
Bally's Corp.(1)	15,037	249,614
Biglari Holdings, Inc., Class B(1)	17	3,162
BJ's Restaurants, Inc.(1)	12,630	371,448
Bloomin' Brands, Inc.	50,431	1,415,094
Bowlero Corp.(1)	23,789	261,679
BurgerFi International, Inc.(1)	5	8
Carrols Restaurant Group, Inc.(1)	22,907	159,891
Century Casinos, Inc.(1)	3,623	23,550
Cheesecake Factory, Inc.(2)	25,732	819,564
Chuy's Holdings, Inc.(1)	10,575	402,908
Cracker Barrel Old Country Store, Inc.(2)	11,802	972,839
Dave & Buster's Entertainment, Inc.(1)	18,824	739,218
El Pollo Loco Holdings, Inc.	13,900	132,189
Everi Holdings, Inc.(1)	46,260	668,920
Fiesta Restaurant Group, Inc.(1)	1,740	14,633
Full House Resorts, Inc.(1)	805	3,888
Golden Entertainment, Inc.	11,231	408,921
Monarch Casino & Resort, Inc.	7,306	492,424
Noodles & Co.(1)	23,120	64,274
ONE Group Hospitality, Inc.(1)	10,319	70,685
Playa Hotels & Resorts NV(1)	74,469	555,539
PlayAGS, Inc.(1)	20,700	141,381
Potbelly Corp.(1)	15,515	123,965
RCI Hospitality Holdings, Inc.	4,433	289,386
Red Robin Gourmet Burgers, Inc.(1)	9,760	101,211
Shake Shack, Inc., Class A(1)	6,169	431,830
Super Group SGHC Ltd.(1)	117,768	445,163
111

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Sweetgreen, Inc., Class A(1)	43,473	$624,272
Target Hospitality Corp.(1)(2)	10,516	167,204
		10,529,050
Household Durables — 2.5%
Bassett Furniture Industries, Inc.	870	13,267
Beazer Homes USA, Inc.(1)	19,646	575,824
Cavco Industries, Inc.(1)	4,518	1,262,871
Century Communities, Inc.	17,945	1,332,416
Cricut, Inc., Class A(2)	15,229	144,066
Dream Finders Homes, Inc., Class A(1)(2)	14,033	404,431
Ethan Allen Interiors, Inc.	12,607	395,608
Flexsteel Industries, Inc.	736	16,634
GoPro, Inc., Class A(1)	66,305	241,019
Green Brick Partners, Inc.(1)	18,916	935,585
Hooker Furnishings Corp.	5,887	126,747
Hovnanian Enterprises, Inc., Class A(1)	3,082	366,265
Installed Building Products, Inc.	2,840	411,033
KB Home	9,509	483,057
Landsea Homes Corp.(1)	2,985	28,925
La-Z-Boy, Inc.	24,299	749,624
Legacy Housing Corp.(1)	5,377	121,897
LGI Homes, Inc.(1)	3,178	391,212
Lifetime Brands, Inc.	1,937	12,184
Lovesac Co.(1)	4,892	112,125
M/I Homes, Inc.(1)	18,570	1,823,203
MDC Holdings, Inc.	7,621	361,616
Meritage Homes Corp.	201	27,947
Purple Innovation, Inc.(2)	21,663	47,009
Skyline Champion Corp.(1)	2	142
Traeger, Inc.(1)	17,897	80,000
Tri Pointe Homes, Inc.(1)	19,113	594,414
Universal Electronics, Inc.(1)	5,350	47,615
VOXX International Corp.(1)	6,484	56,022
		11,162,758
Household Products — 0.5%
Central Garden & Pet Co.(1)	4,978	219,729
Central Garden & Pet Co., Class A(1)	21,343	870,795
Energizer Holdings, Inc.	22,891	786,306
Oil-Dri Corp. of America	3,343	225,318
WD-40 Co.	21	4,512
		2,106,660
Independent Power and Renewable Electricity Producers — 0.3%
Altus Power, Inc.(1)	24,871	160,667
Montauk Renewables, Inc.(1)	32,392	309,344
Sunnova Energy International, Inc.(1)(2)	56,039	779,502
		1,249,513
Insurance — 2.5%
Ambac Financial Group, Inc.(1)	24,918	320,944
AMERISAFE, Inc.	10,143	525,407
Argo Group International Holdings Ltd.	4,540	135,065
BRP Group, Inc., Class A(1)	6,967	185,253
112

Avantis U.S. Small Cap Equity ETF
	Shares	Value
CNO Financial Group, Inc.	57,437	$1,344,026
Crawford & Co., Class A	110	1,178
Crawford & Co., Class B	45	442
Donegal Group, Inc., Class A	4,108	60,018
eHealth, Inc.(1)	14,825	115,932
Employers Holdings, Inc.	14,418	565,618
Genworth Financial, Inc., Class A(1)	248,394	1,438,201
GoHealth, Inc., Class A(1)	1,877	29,826
Greenlight Capital Re Ltd., A Shares(1)	12,546	138,382
HCI Group, Inc.(2)	1,971	105,015
Heritage Insurance Holdings, Inc.(1)	5,562	29,534
Hippo Holdings, Inc.(1)(2)	8,858	88,403
Horace Mann Educators Corp.	21,758	623,584
Investors Title Co.	190	27,339
James River Group Holdings Ltd.	16,373	238,391
Lemonade, Inc.(1)(2)	32,978	453,777
Mercury General Corp.	14,139	404,517
National Western Life Group, Inc., Class A	1,164	529,085
Oscar Health, Inc., Class A(1)	86,118	539,960
Palomar Holdings, Inc.(1)	9,689	494,236
ProAssurance Corp.	28,856	510,174
Safety Insurance Group, Inc.	7,686	529,335
Selectquote, Inc.(1)	71,251	86,926
SiriusPoint Ltd.(1)	59,376	656,699
Skyward Specialty Insurance Group, Inc.(1)	4,928	119,849
Stewart Information Services Corp.	7,598	351,939
Tiptree, Inc.	11,490	202,454
United Fire Group, Inc.	12,701	251,099
Universal Insurance Holdings, Inc.	16,946	214,536
White Mountains Insurance Group Ltd.	5	7,943
		11,325,087
Interactive Media and Services — 1.1%
Cargurus, Inc.(1)	59,049	1,069,377
Cars.com, Inc.(1)	38,957	728,106
DHI Group, Inc.(1)	7,151	26,959
EverQuote, Inc., Class A(1)	1,556	9,616
Grindr, Inc.(1)	109	560
Nextdoor Holdings, Inc.(1)	67,083	145,570
QuinStreet, Inc.(1)	2,361	23,374
Shutterstock, Inc.	12,678	533,871
TripAdvisor, Inc.(1)	51,859	783,590
TrueCar, Inc.(1)	14,763	35,284
Yelp, Inc.(1)	34,889	1,494,994
Zedge, Inc., Class B(1)	1,146	2,521
ZipRecruiter, Inc., Class A(1)	11,170	169,672
		5,023,494
IT Services — 0.3%
Backblaze, Inc., Class A(1)	747	4,377
DigitalOcean Holdings, Inc.(1)(2)	234	6,330
Grid Dynamics Holdings, Inc.(1)	1,709	19,876
Hackett Group, Inc.	12,951	305,255
113

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Information Services Group, Inc.	1,118	$5,814
Perficient, Inc.(1)	12,524	798,906
PFSweb, Inc.	2,890	13,785
Rackspace Technology, Inc.(1)	16,141	40,353
Unisys Corp.(1)	31,410	126,582
		1,321,278
Leisure Products — 0.7%
American Outdoor Brands, Inc.(1)	1,238	12,157
AMMO, Inc.(1)	47,526	108,835
Clarus Corp.	15,197	109,267
Escalade, Inc.	215	3,223
Funko, Inc., Class A(1)	5,190	36,174
JAKKS Pacific, Inc.(1)	4,243	83,502
Johnson Outdoors, Inc., Class A	2,413	134,911
Latham Group, Inc.(1)	19,662	72,749
Malibu Boats, Inc., Class A(1)	11,201	543,921
Marine Products Corp.	5,282	73,895
MasterCraft Boat Holdings, Inc.(1)	9,503	206,785
Smith & Wesson Brands, Inc.	27,684	325,010
Solo Brands, Inc., Class A(1)	1,104	6,171
Sturm Ruger & Co., Inc.	9,771	503,988
Vista Outdoor, Inc.(1)	31,559	923,101
		3,143,689
Life Sciences Tools and Services — 0.5%
AbCellera Biologics, Inc.(1)(2)	43,938	239,462
Adaptive Biotechnologies Corp.(1)	1,455	9,850
Bionano Genomics, Inc.(1)	97	374
Codexis, Inc.(1)	26,127	45,461
CryoPort, Inc.(1)	22,267	313,965
Inotiv, Inc.(1)	11,354	42,464
Maravai LifeSciences Holdings, Inc., Class A(1)	5,632	58,235
MaxCyte, Inc.(1)	40,735	149,090
Mesa Laboratories, Inc.	176	25,231
Nautilus Biotechnology, Inc.(1)	1,246	4,025
OmniAb, Inc.(1)	60,074	348,429
OmniAb, Inc.(1)	309	1,108
OmniAb, Inc.(1)	309	1,054
Personalis, Inc.(1)	7,262	13,217
Quanterix Corp.(1)	21,514	576,575
Quantum-Si, Inc.(1)	15,730	36,808
Seer, Inc.(1)	25,562	67,228
SomaLogic, Inc.(1)	83,683	184,940
Sotera Health Co.(1)	741	11,960
		2,129,476
Machinery — 3.7%
3D Systems Corp.(1)	1,920	12,115
Alamo Group, Inc.	1,517	260,393
Albany International Corp., Class A	4	371
Astec Industries, Inc.	12,321	675,437
Barnes Group, Inc.	24,642	968,431
Blue Bird Corp.(1)	782	17,087
114

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Commercial Vehicle Group, Inc.(1)	20,691	$190,564
Desktop Metal, Inc., Class A(1)	124,556	224,201
Douglas Dynamics, Inc.	3,328	100,739
Enerpac Tool Group Corp.	30,160	790,192
EnPro Industries, Inc.	8,013	1,092,893
ESCO Technologies, Inc.	6,243	668,063
Federal Signal Corp.	54	3,291
Gencor Industries, Inc.(1)	284	4,056
Gorman-Rupp Co.	2,126	68,330
Greenbrier Cos., Inc.	18,948	806,427
Helios Technologies, Inc.	16,893	977,767
Hillman Solutions Corp.(1)	27,736	251,011
Hurco Cos., Inc.	1,607	34,840
Hyliion Holdings Corp.(1)(2)	35,261	43,018
Hyster-Yale Materials Handling, Inc.	6,472	295,576
Hyzon Motors, Inc.(1)(2)	3,805	4,832
Kadant, Inc.	6,098	1,339,975
Kennametal, Inc.	43,536	1,152,398
Lindsay Corp.	5,047	626,333
Manitowoc Co., Inc.(1)	21,948	371,360
Markforged Holding Corp.(1)	8,344	10,931
Mayville Engineering Co., Inc.(1)	5,793	68,010
Microvast Holdings, Inc.(1)(2)	85,075	189,717
Miller Industries, Inc.	7,092	283,680
Mueller Water Products, Inc., Class A	66,962	945,503
Nikola Corp.(1)	138,109	162,969
NN, Inc.(1)	3,575	7,579
Omega Flex, Inc.	1,750	146,475
Park-Ohio Holdings Corp.	5,886	110,127
Proto Labs, Inc.(1)	15,095	445,302
REV Group, Inc.	8,213	111,533
Shyft Group, Inc.	8,068	126,506
SPX Technologies, Inc.(1)	72	5,689
Standex International Corp.	6,947	1,067,268
Tennant Co.	3,361	277,047
Terex Corp.	912	55,276
Titan International, Inc.(1)	27,839	350,493
Trinity Industries, Inc.	20,611	516,718
Velo3D, Inc.(1)(2)	5,142	8,124
Wabash National Corp.	26,077	588,036
		16,456,683
Marine Transportation — 0.5%
Costamare, Inc.	16,471	169,816
Eagle Bulk Shipping, Inc.(2)	5,586	244,443
Genco Shipping & Trading Ltd.	23,265	318,033
Matson, Inc.	12,278	1,078,991
Pangaea Logistics Solutions Ltd.	17,554	99,005
Safe Bulkers, Inc.(2)	38,378	123,193
		2,033,481
Media — 1.2%
Advantage Solutions, Inc.(1)	37,921	106,179
115

Avantis U.S. Small Cap Equity ETF
	Shares	Value
AMC Networks, Inc., Class A(1)	16,692	$194,295
Boston Omaha Corp., Class A(1)	11,591	204,929
Cumulus Media, Inc., Class A(1)	3,081	14,296
Daily Journal Corp.(1)	103	30,364
E.W. Scripps Co., Class A(1)	32,871	251,134
Entravision Communications Corp., Class A	31,915	122,234
Gambling.com Group Ltd.(1)	5,985	84,867
Gannett Co., Inc.(1)	14,196	41,310
Gray Television, Inc.	42,845	345,331
iHeartMedia, Inc., Class A(1)	41,896	151,245
John Wiley & Sons, Inc., Class A	21,950	815,662
Magnite, Inc.(1)	70,147	578,713
PubMatic, Inc., Class A(1)	25,362	352,532
Scholastic Corp.	14,903	647,535
Sinclair, Inc.	18,151	229,066
Stagwell, Inc.(1)	38,913	212,076
TechTarget, Inc.(1)	13,110	376,913
Thryv Holdings, Inc.(1)	17,273	352,196
Townsquare Media, Inc., Class A	2,530	24,440
Urban One, Inc.(1)	3,484	18,779
Urban One, Inc., Class A(1)	1,238	6,883
WideOpenWest, Inc.(1)	26,392	213,775
		5,374,754
Metals and Mining — 2.6%
Alpha Metallurgical Resources, Inc.	7,034	1,426,777
Arch Resources, Inc.	9,468	1,236,521
Ascent Industries Co.(1)	1,238	11,055
ATI, Inc.(1)	94	4,261
Caledonia Mining Corp. PLC	7,827	80,931
Carpenter Technology Corp.	20,300	1,271,389
Century Aluminum Co.(1)	27,001	200,887
Coeur Mining, Inc.(1)	172,804	416,458
Compass Minerals International, Inc.	22,193	669,119
Dakota Gold Corp.(1)	1,651	4,755
Gatos Silver, Inc.(1)(2)	25,986	118,756
Haynes International, Inc.	6,562	320,291
Hecla Mining Co.	3,597	15,791
Kaiser Aluminum Corp.	8,090	614,193
Materion Corp.	12,581	1,368,687
McEwen Mining, Inc.(1)(2)	22,737	183,942
Olympic Steel, Inc.	6,143	328,773
Ramaco Resources, Inc., Class A	8,633	67,683
Ramaco Resources, Inc., Class B	1,726	18,710
Ryerson Holding Corp.	16,070	500,420
Schnitzer Steel Industries, Inc., Class A	14,096	467,987
SunCoke Energy, Inc.	46,817	435,398
TimkenSteel Corp.(1)	23,581	516,660
Tredegar Corp.	13,965	70,244
Universal Stainless & Alloy Products, Inc.(1)	3,341	45,538
Warrior Met Coal, Inc.	29,758	1,177,226
		11,572,452
116

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Multi-Utilities — 0.2%
Avista Corp.	15,494	$515,795
Unitil Corp.	8,938	436,353
		952,148
Oil, Gas and Consumable Fuels — 4.8%
Amplify Energy Corp.(1)	18,334	119,904
Ardmore Shipping Corp.	21,914	272,610
Baytex Energy Corp.(1)	54,152	220,399
Berry Corp.	34,080	292,066
Callon Petroleum Co.(1)	34,763	1,363,752
Chord Energy Corp.	1	161
Clean Energy Fuels Corp.(1)	90,062	383,664
CONSOL Energy, Inc.	14,813	1,274,511
Crescent Energy Co., Class A(2)	22,114	301,414
Delek US Holdings, Inc.	34,745	894,684
DHT Holdings, Inc.	72,083	666,768
Dorian LPG Ltd.	21,834	563,317
Earthstone Energy, Inc., Class A(1)	36,153	736,798
Enviva, Inc.(2)	6,432	59,174
Epsilon Energy Ltd.	2,068	11,167
Equitrans Midstream Corp.	78,440	753,024
Evolution Petroleum Corp.	16,741	141,629
Excelerate Energy, Inc., Class A	7,645	142,197
Gran Tierra Energy, Inc.(1)(2)	10,841	69,599
Granite Ridge Resources, Inc.	9,011	66,681
Green Plains, Inc.(1)	30,416	944,113
Gulfport Energy Corp.(1)	7,276	858,568
Hallador Energy Co.(1)	12,286	131,952
HighPeak Energy, Inc.(2)	7,305	107,603
International Seaways, Inc.	24,058	1,033,772
Kimbell Royalty Partners LP	34,246	525,676
NACCO Industries, Inc., Class A	389	12,681
Nordic American Tankers Ltd.	122,847	480,332
Overseas Shipholding Group, Inc., Class A(1)	36,375	160,050
Par Pacific Holdings, Inc.(1)	31,242	1,073,163
Plains GP Holdings LP, Class A(1)	30,910	495,796
PrimeEnergy Resources Corp.(1)	45	4,365
REX American Resources Corp.(1)	8,238	325,319
Riley Exploration Permian, Inc.	2,755	92,265
Ring Energy, Inc.(1)	38,028	71,873
SandRidge Energy, Inc.	18,118	289,707
Scorpio Tankers, Inc.	24,510	1,238,000
SFL Corp. Ltd.	63,110	713,143
SilverBow Resources, Inc.(1)	8,754	374,496
Talos Energy, Inc.(1)	47,835	823,719
Teekay Corp.(1)	40,902	262,182
Teekay Tankers Ltd., Class A	15,167	616,994
Uranium Energy Corp.(1)	181,195	782,762
VAALCO Energy, Inc.	58,242	241,122
Vital Energy, Inc.(1)	9,949	599,825
W&T Offshore, Inc.(1)	38,233	155,991
117

Avantis U.S. Small Cap Equity ETF
	Shares	Value
World Kinect Corp.	32,668	$715,429
		21,464,417
Paper and Forest Products — 0.3%
Clearwater Paper Corp.(1)	9,167	351,005
Glatfelter Corp.(1)	23,561	47,122
Mercer International, Inc.	22,392	203,543
Sylvamo Corp.	19,703	822,994
		1,424,664
Passenger Airlines — 1.1%
Allegiant Travel Co.	10,088	896,218
Blade Air Mobility, Inc.(1)	31,209	99,557
Frontier Group Holdings, Inc.(1)	21,877	137,388
Hawaiian Holdings, Inc.(1)	25,826	221,587
JetBlue Airways Corp.(1)	158,252	936,852
Mesa Air Group, Inc.(1)	6,490	8,891
SkyWest, Inc.(1)	29,242	1,318,814
Spirit Airlines, Inc.	60,705	1,001,632
Sun Country Airlines Holdings, Inc.(1)	22,827	339,894
		4,960,833
Personal Care Products — 0.8%
Edgewell Personal Care Co.	25,968	1,001,326
elf Beauty, Inc.(1)	5,779	801,605
Honest Co., Inc.(1)(2)	9,973	14,760
Inter Parfums, Inc.	94	13,135
Medifast, Inc.	5,992	505,365
Nature's Sunshine Products, Inc.(1)	1,609	27,047
Nu Skin Enterprises, Inc., Class A	26,211	626,181
Olaplex Holdings, Inc.(1)	29,962	81,197
USANA Health Sciences, Inc.(1)	6,338	407,470
		3,478,086
Pharmaceuticals — 1.6%
Amneal Pharmaceuticals, Inc.(1)	73,137	299,130
Amphastar Pharmaceuticals, Inc.(1)	17,188	916,292
ANI Pharmaceuticals, Inc.(1)	8,306	534,823
Arvinas, Inc.(1)	16,540	466,593
Assertio Holdings, Inc.(1)(2)	37,155	121,868
ATAI Life Sciences NV(1)	38,181	58,417
Atea Pharmaceuticals, Inc.(1)	40,267	135,297
Athira Pharma, Inc.(1)	14,508	32,353
Collegium Pharmaceutical, Inc.(1)	17,961	420,647
Concert Pharmaceuticals, Inc.(1)	5,515	2,041
Corcept Therapeutics, Inc.(1)	1,526	49,946
CorMedix, Inc.(1)(2)	16	65
Cymabay Therapeutics, Inc.(1)	30	413
Edgewise Therapeutics, Inc.(1)	22,073	137,956
EyePoint Pharmaceuticals, Inc.(1)	51	505
Fulcrum Therapeutics, Inc.(1)(2)	25,069	138,632
Harmony Biosciences Holdings, Inc.(1)	15,562	564,122
Harrow Health, Inc.(1)	394	5,977
Innoviva, Inc.(1)	31,154	397,214
Jounce Therapeutics, Inc.(1)	4,355	131
118

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Ligand Pharmaceuticals, Inc.(1)	8,664	$569,831
Longboard Pharmaceuticals, Inc.(1)	5,093	29,488
Lyra Therapeutics, Inc.(1)	160	557
Milestone Pharmaceuticals, Inc.(1)	480	1,286
NGM Biopharmaceuticals, Inc.(1)	17,651	33,360
Nuvation Bio, Inc.(1)	68,236	111,907
Ocuphire Pharma, Inc.(1)(2)	9,692	38,671
Oramed Pharmaceuticals, Inc.(1)(2)	14,261	46,776
Pacira BioSciences, Inc.(1)	21,796	769,399
Phibro Animal Health Corp., Class A	2,387	33,299
Pliant Therapeutics, Inc.(1)	444	7,495
Prestige Consumer Healthcare, Inc.(1)	30	1,750
ProPhase Labs, Inc.(1)(2)	5,852	25,047
Rain Oncology, Inc.(1)	6,899	7,244
SCYNEXIS, Inc.(1)(2)	5,975	21,032
SIGA Technologies, Inc.	21,203	97,322
Supernus Pharmaceuticals, Inc.(1)	16,674	530,900
Tarsus Pharmaceuticals, Inc.(1)	11,616	203,396
Terns Pharmaceuticals, Inc.(1)	14,989	78,992
Theravance Biopharma, Inc.(1)(2)	21,556	205,213
Theseus Pharmaceuticals, Inc.(1)	10,569	33,187
Trevi Therapeutics, Inc.(1)	21,484	47,480
Ventyx Biosciences, Inc.(1)	20	670
Verrica Pharmaceuticals, Inc.(1)(2)	15,119	68,791
Zevra Therapeutics, Inc.(1)(2)	15,553	78,854
		7,324,369
Professional Services — 2.8%
Barrett Business Services, Inc.	3,604	344,831
Blacksky Technology, Inc.(1)(2)	44,106	59,984
CBIZ, Inc.(1)	27,301	1,531,859
Conduent, Inc.(1)	89,644	281,482
CRA International, Inc.	3,443	374,013
CSG Systems International, Inc.	16,915	918,654
DLH Holdings Corp.(1)	962	10,726
First Advantage Corp.	29,036	405,052
Forrester Research, Inc.(1)	5,792	177,409
Franklin Covey Co.(1)	6,229	265,791
Heidrick & Struggles International, Inc.	10,330	273,642
HireQuest, Inc.	2,934	55,805
HireRight Holdings Corp.(1)	8,074	84,535
Hudson Global, Inc.(1)	368	7,838
Huron Consulting Group, Inc.(1)	10,658	1,065,267
IBEX Holdings Ltd.(1)	5,080	99,365
ICF International, Inc.	10,154	1,371,399
Innodata, Inc.(1)	288	3,744
Kelly Services, Inc., Class A	17,280	319,507
Kforce, Inc.	10,419	652,750
Korn Ferry	27,480	1,400,930
Legalzoom.com, Inc.(1)	4,588	52,349
Mistras Group, Inc.(1)	11,546	61,656
NV5 Global, Inc.(1)	3,848	391,649
119

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Planet Labs PBC(1)(2)	96,950	$315,088
RCM Technologies, Inc.(1)	2,886	59,278
Resources Connection, Inc.	17,233	267,284
Sterling Check Corp.(1)	15,750	219,555
TaskUS, Inc., Class A(1)	12,445	123,206
TrueBlue, Inc.(1)	16,507	249,751
TTEC Holdings, Inc.	9,008	268,078
Verra Mobility Corp.(1)	38,449	684,008
Willdan Group, Inc.(1)	77	1,859
		12,398,344
Real Estate Management and Development — 1.4%
Anywhere Real Estate, Inc.(1)	52,751	346,047
Cushman & Wakefield PLC(1)	84,431	775,921
Douglas Elliman, Inc.	35,036	87,940
Five Point Holdings LLC, Class A(1)	6,743	20,566
Forestar Group, Inc.(1)	12,375	352,811
FRP Holdings, Inc.(1)	2,216	126,246
Kennedy-Wilson Holdings, Inc.	58,994	942,134
Marcus & Millichap, Inc.	13,240	440,892
Newmark Group, Inc., Class A	57,220	405,690
Offerpad Solutions, Inc.(1)	1,623	21,164
Opendoor Technologies, Inc.(1)(2)	371,105	1,447,309
Rafael Holdings, Inc., Class B(1)	2,111	4,623
RE/MAX Holdings, Inc., Class A	9,527	154,337
Redfin Corp.(1)	53,598	510,253
RMR Group, Inc., Class A	8,821	222,995
Seritage Growth Properties, Class A(1)	17,594	132,835
Stratus Properties, Inc.	1,060	29,288
Tejon Ranch Co.(1)	9,206	153,556
		6,174,607
Semiconductors and Semiconductor Equipment — 1.7%
ACM Research, Inc., Class A(1)	26,262	461,161
Alpha & Omega Semiconductor Ltd.(1)	12,077	381,029
Amtech Systems, Inc.(1)	1,238	10,622
Axcelis Technologies, Inc.(1)	4,668	896,956
AXT, Inc.(1)	21,054	54,741
CEVA, Inc.(1)	2,401	55,751
Cohu, Inc.(1)	26,034	973,411
FormFactor, Inc.(1)	20,532	725,190
GSI Technology, Inc.(1)	10,222	31,791
Ichor Holdings Ltd.(1)	2,586	94,725
Kopin Corp.(1)	54,120	79,015
Magnachip Semiconductor Corp.(1)	22,330	183,553
MaxLinear, Inc.(1)	39,150	920,025
NVE Corp.	3,018	266,942
Photronics, Inc.(1)	35,457	842,458
Rigetti Computing, Inc.(1)(2)	14,378	25,881
SkyWater Technology, Inc.(1)	12,763	85,512
SMART Global Holdings, Inc.(1)	29,833	770,586
Ultra Clean Holdings, Inc.(1)	24,032	844,965
		7,704,314
120

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Software — 2.9%
8x8, Inc.(1)	3,197	$10,390
A10 Networks, Inc.	36,968	550,454
ACI Worldwide, Inc.(1)	7,298	177,195
Adeia, Inc.	54,312	546,379
Agilysys, Inc.(1)	10,019	706,790
Aurora Innovation, Inc.(1)(2)	11,309	35,850
Bit Digital, Inc.(1)(2)	45,022	105,802
C3.ai, Inc., Class A(1)(2)	33,320	1,033,586
Cipher Mining, Inc.(1)(2)	25,142	80,203
Cleanspark, Inc.(1)	5,092	25,104
CommVault Systems, Inc.(1)	4,569	312,108
CoreCard Corp.(1)	3,259	69,221
CS Disco, Inc.(1)	12,518	118,921
Ebix, Inc.	6,762	112,925
Enfusion, Inc., Class A(1)	5,575	47,610
Envestnet, Inc.(1)	1	55
InterDigital, Inc.	17,180	1,489,678
Latch, Inc.(1)	3,245	2,791
LivePerson, Inc.(1)	1,280	5,376
LiveRamp Holdings, Inc.(1)	33,662	1,088,629
Marathon Digital Holdings, Inc.(1)(2)	93,830	1,179,443
Matterport, Inc.(1)	130,660	350,169
Mitek Systems, Inc.(1)	22,446	250,722
N-able, Inc.(1)	6,568	87,814
Olo, Inc., Class A(1)	51,709	333,523
OneSpan, Inc.(1)	833	10,204
Park City Group, Inc.	84	757
Progress Software Corp.	23,388	1,422,926
Rekor Systems, Inc.(1)	22,795	84,341
Riot Platforms, Inc.(1)(2)	101,328	1,150,073
SolarWinds Corp.(1)	23,364	248,827
SoundThinking, Inc.(1)	310	6,653
SRAX, Inc.(1)	2,889	1,011
Telos Corp.(1)	15,922	41,556
Terawulf, Inc.(1)(2)	7,352	15,366
Upland Software, Inc.(1)	8,172	29,011
Verint Systems, Inc.(1)	32,573	1,055,039
Vertex, Inc., Class A(1)	3,483	77,984
Xperi, Inc.(1)	24,805	292,699
		13,157,185
Specialty Retail — 3.3%
1-800-Flowers.com, Inc., Class A(1)	14,128	106,384
Aaron's Co., Inc.	17,054	205,842
Abercrombie & Fitch Co., Class A(1)	30,455	1,636,956
American Eagle Outfitters, Inc.	1,659	28,137
America's Car-Mart, Inc.(1)	3,199	356,081
Arhaus, Inc.(1)	9,855	97,564
Arko Corp.	44,511	335,168
Big 5 Sporting Goods Corp.	11,394	90,354
Boot Barn Holdings, Inc.(1)	16	1,468
121

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Buckle, Inc.	16,294	$595,383
Build-A-Bear Workshop, Inc.	7,215	190,260
Caleres, Inc.	19,092	547,368
Camping World Holdings, Inc., Class A	22,208	549,204
CarParts.com, Inc.(1)	20,261	97,861
Cato Corp., Class A	4,678	36,254
Chico's FAS, Inc.(1)	66,474	341,012
Children's Place, Inc.(1)	3,978	105,457
Citi Trends, Inc.(1)	4,114	88,986
Conn's, Inc.(1)	8,471	35,409
Container Store Group, Inc.(1)	17,224	40,304
Designer Brands, Inc., Class A	28,148	295,835
Destination XL Group, Inc.(1)	23,223	105,897
Duluth Holdings, Inc., Class B(1)	2,874	18,264
Foot Locker, Inc.	50,248	985,866
Genesco, Inc.(1)	6,176	211,713
GrowGeneration Corp.(1)	29,310	95,257
Guess?, Inc.	16,324	392,755
Haverty Furniture Cos., Inc.	7,160	224,108
Hibbett, Inc.	6,553	303,469
J Jill, Inc.(1)	2,236	56,146
Kirkland's, Inc.(1)	1,146	2,865
Lands' End, Inc.(1)	6,471	49,827
Lazydays Holdings, Inc.(1)(2)	3,122	36,777
LL Flooring Holdings, Inc.(1)	14,647	50,532
MarineMax, Inc.(1)	9,698	322,652
Monro, Inc.	16,037	525,051
National Vision Holdings, Inc.(1)	24,541	449,346
ODP Corp.(1)	18,925	933,381
Petco Health & Wellness Co., Inc.(1)	39,138	199,212
PetMed Express, Inc.	10,505	118,391
RumbleON, Inc., Class B(1)(2)	6,343	41,864
Sally Beauty Holdings, Inc.(1)	56,633	575,391
Shoe Carnival, Inc.	9,458	218,764
Sonic Automotive, Inc., Class A	7,492	399,473
Sportsman's Warehouse Holdings, Inc.(1)	19,960	96,008
Stitch Fix, Inc., Class A(1)	40,195	176,456
ThredUp, Inc., Class A(1)(2)	42,967	171,009
Tile Shop Holdings, Inc.(1)	5,154	30,512
Tilly's, Inc., Class A(1)	8,325	74,842
Upbound Group, Inc.	28,498	872,609
Urban Outfitters, Inc.(1)	17,158	569,817
Victoria's Secret & Co.(1)	32,687	626,937
Zumiez, Inc.(1)	8,522	161,833
		14,878,311
Technology Hardware, Storage and Peripherals — 0.3%
Eastman Kodak Co.(1)	43,732	195,482
Immersion Corp.	16,777	117,774
Intevac, Inc.(1)	7,218	25,046
IonQ, Inc.(1)	65,193	1,120,668
Turtle Beach Corp.(1)	8,803	95,689
122

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Xerox Holdings Corp.	1,785	$28,364
		1,583,023
Textiles, Apparel and Luxury Goods — 1.5%
Carter's, Inc.	19,017	1,361,047
Delta Apparel, Inc.(1)	736	5,608
Ermenegildo Zegna NV(2)	582	8,718
Fossil Group, Inc.(1)	24,626	52,207
G-III Apparel Group Ltd.(1)	24,142	479,219
Hanesbrands, Inc.	143,171	751,648
Kontoor Brands, Inc.	29,321	1,342,609
Lakeland Industries, Inc.	962	13,487
Movado Group, Inc.	8,169	223,422
Oxford Industries, Inc.	8,220	830,138
PLBY Group, Inc.(1)(2)	14,568	18,938
Rocky Brands, Inc.	2,301	40,889
Steven Madden Ltd.	37,489	1,293,371
Superior Group of Cos., Inc.	1,422	11,220
Unifi, Inc.(1)	7,193	49,919
Vera Bradley, Inc.(1)	11,897	85,301
Wolverine World Wide, Inc.	2,501	20,208
		6,587,949
Trading Companies and Distributors — 1.8%
Alta Equipment Group, Inc.	11,729	166,904
BlueLinx Holdings, Inc.(1)	5,195	463,706
Boise Cascade Co.	517	56,544
Custom Truck One Source, Inc.(1)	12,364	82,962
Distribution Solutions Group, Inc.(1)	1	52
DXP Enterprises, Inc.(1)	512	18,212
FTAI Aviation Ltd.	13,147	485,913
Global Industrial Co.	6,545	221,483
GMS, Inc.(1)	13,499	936,021
H&E Equipment Services, Inc.	18,081	819,431
Hudson Technologies, Inc.(1)	21,172	255,334
Karat Packaging, Inc.	75	1,867
McGrath RentCorp	13,317	1,346,349
MRC Global, Inc.(1)	210	1,957
NOW, Inc.(1)	55,992	625,431
Rush Enterprises, Inc., Class A	38	1,553
Rush Enterprises, Inc., Class B	167	7,654
Textainer Group Holdings Ltd.	21,737	861,437
Titan Machinery, Inc.(1)	10,475	324,934
Transcat, Inc.(1)	3,035	309,449
Veritiv Corp.	6,922	1,165,180
Willis Lease Finance Corp.(1)	45	1,918
		8,154,291
Water Utilities — 0.2%
Artesian Resources Corp., Class A	21	969
Consolidated Water Co. Ltd.	8,985	239,361
Middlesex Water Co.	5,401	406,479
Pure Cycle Corp.(1)	4,014	44,114
		690,923
123

Avantis U.S. Small Cap Equity ETF
	Shares	Value
Wireless Telecommunication Services — 0.4%
Gogo, Inc.(1)	2,351	$26,684
Shenandoah Telecommunications Co.	27,510	625,577
Spok Holdings, Inc.	9,116	129,812
Telephone & Data Systems, Inc.	54,381	1,168,648
		1,950,721
TOTAL COMMON STOCKS (Cost $435,196,236)		448,751,838
SHORT-TERM INVESTMENTS — 2.2%
Money Market Funds — 2.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	487,970	487,970
State Street Navigator Securities Lending Government Money Market Portfolio(3)	9,597,142	9,597,142
TOTAL SHORT-TERM INVESTMENTS (Cost $10,085,112)		10,085,112
TOTAL INVESTMENT SECURITIES — 102.0% (Cost $445,281,348)		458,836,950
OTHER ASSETS AND LIABILITIES — (2.0)%		(9,076,432)
TOTAL NET ASSETS — 100.0%		$449,760,518

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $10,207,044. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $10,577,283, which includes securities collateral of $980,141.

See Notes to Financial Statements.
124

AUGUST 31, 2023

Avantis U.S. Small Cap Value ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense†
AAR Corp.(1)	24	$1,478
Air Freight and Logistics — 0.8%
Air Transport Services Group, Inc.(1)	995,051	21,453,300
Hub Group, Inc., Class A(1)	391,410	30,545,636
Radiant Logistics, Inc.(1)	316,431	2,135,909
		54,134,845
Automobile Components — 2.3%
American Axle & Manufacturing Holdings, Inc.(1)	1,579,407	11,924,523
Dana, Inc.	1,516,956	24,438,161
Goodyear Tire & Rubber Co.(1)	4,250,093	54,868,701
LCI Industries	265,298	33,236,533
Modine Manufacturing Co.(1)	268,895	12,796,713
Motorcar Parts of America, Inc.(1)	80,293	633,512
Patrick Industries, Inc.	200,113	16,737,451
Standard Motor Products, Inc.	12,555	464,912
		155,100,506
Automobiles — 1.3%
Harley-Davidson, Inc.	133,167	4,494,386
Thor Industries, Inc.	565,267	59,251,287
Winnebago Industries, Inc.(2)	396,896	25,738,706
		89,484,379
Banks — 15.4%
1st Source Corp.	68,760	3,072,884
ACNB Corp.	40,206	1,279,757
Amalgamated Financial Corp.	191,705	3,435,354
Amerant Bancorp, Inc.	247,029	4,636,734
American National Bankshares, Inc.	23,066	904,187
Ameris Bancorp	543,732	22,157,079
Ames National Corp.	5,545	99,533
Arrow Financial Corp.	125,771	2,214,827
Associated Banc-Corp.	1,221,790	21,173,621
Atlantic Union Bankshares Corp.	5,824	172,915
Axos Financial, Inc.(1)	516,779	22,268,007
Banc of California, Inc.	432,652	5,421,130
BancFirst Corp.	5,910	564,878
Bancorp, Inc.(1)	462,171	16,966,297
Bank of Hawaii Corp.(2)	337,760	18,151,222
Bank of Marin Bancorp	106,865	2,011,199
Bank OZK	502,193	20,173,093
Bank7 Corp.	8,050	202,216
BankFinancial Corp.	55,742	491,644
BankUnited, Inc.	682,839	17,924,524
Bankwell Financial Group, Inc.	35,439	922,123
Banner Corp.	258,155	11,242,650
Bar Harbor Bankshares	79,542	1,975,823
Baycom Corp.	50,273	968,761
BCB Bancorp, Inc.	136,066	1,548,431
125

Avantis U.S. Small Cap Value ETF
	Shares	Value
Berkshire Hills Bancorp, Inc.	329,444	$6,885,380
Bridgewater Bancshares, Inc.(1)	181,916	1,902,841
Brookline Bancorp, Inc.	650,256	6,222,950
Business First Bancshares, Inc.	153,631	3,141,754
Byline Bancorp, Inc.	208,020	4,405,864
C&F Financial Corp.	540	28,793
Cadence Bank	1,008,324	23,070,453
California BanCorp(1)	315	5,900
Cambridge Bancorp	53,426	2,842,797
Camden National Corp.	108,992	3,573,848
Capital Bancorp, Inc.	1,515	29,012
Capital City Bank Group, Inc.	15,930	486,024
Capstar Financial Holdings, Inc.	112,890	1,474,343
Carter Bankshares, Inc.(1)	188,543	2,698,050
Cathay General Bancorp	629,721	22,436,959
CB Financial Services, Inc.	19,821	428,332
Central Pacific Financial Corp.	260,326	4,417,732
Central Valley Community Bancorp	74,480	1,088,898
Chemung Financial Corp.	4,985	195,861
Citizens Financial Services, Inc.	4,508	246,768
City Holding Co.	49,783	4,548,175
Civista Bancshares, Inc.	60,205	1,022,883
CNB Financial Corp.	175,735	3,200,134
Coastal Financial Corp.(1)	48,352	2,129,906
Codorus Valley Bancorp, Inc.	42,388	858,357
Colony Bankcorp, Inc.	26,333	274,127
Columbia Banking System, Inc.	559,118	11,450,737
Comerica, Inc.	40,700	1,958,077
Community Trust Bancorp, Inc.	128,715	4,569,383
ConnectOne Bancorp, Inc.	319,557	6,109,930
CrossFirst Bankshares, Inc.(1)	319,785	3,437,689
Customers Bancorp, Inc.(1)	299,349	10,519,124
CVB Financial Corp.	107,820	1,882,537
Dime Community Bancshares, Inc.	304,557	6,490,110
Eagle Bancorp, Inc.	266,774	6,418,582
Enterprise Bancorp, Inc.	21,932	634,712
Enterprise Financial Services Corp.	284,690	11,020,350
Equity Bancshares, Inc., Class A	120,490	3,014,660
Esquire Financial Holdings, Inc.	54,199	2,534,345
Evans Bancorp, Inc.	1,323	37,467
Farmers National Banc Corp.	235,037	2,984,970
FB Financial Corp.	96,908	2,944,065
Fidelity D&D Bancorp, Inc.(2)	1,144	54,208
Financial Institutions, Inc.	142,696	2,497,180
First BanCorp	1,047,860	14,523,340
First Bancorp, Inc.	19,888	489,643
First Bancorp/Southern Pines NC	59,001	1,748,790
First Bancshares, Inc.	83,720	2,376,811
First Bank	38,138	436,299
First Busey Corp.	434,963	8,786,253
First Business Financial Services, Inc.	59,957	1,890,444
126

Avantis U.S. Small Cap Value ETF
	Shares	Value
First Commonwealth Financial Corp.	579,320	$7,571,712
First Community Bankshares, Inc.	26,774	828,120
First Financial Corp.	90,609	3,327,162
First Foundation, Inc.	353,964	2,782,157
First Guaranty Bancshares, Inc.	3,844	42,668
First Hawaiian, Inc.	41,977	793,785
First Internet Bancorp	70,021	1,348,604
First Interstate BancSystem, Inc., Class A	62,797	1,627,070
First Merchants Corp.	64,796	1,933,513
First Mid Bancshares, Inc.	151,160	4,227,945
First of Long Island Corp.	190,303	2,485,357
First United Corp.	35,023	568,423
First Western Financial, Inc.(1)	3,274	66,528
Five Star Bancorp	45,294	990,127
Flushing Financial Corp.	234,423	3,310,053
FNB Corp.	1,515,422	17,624,358
Franklin Financial Services Corp.	19,728	571,717
FS Bancorp, Inc.	52,998	1,571,391
Fulton Financial Corp.	1,375,919	18,341,000
FVCBankcorp, Inc.(1)	34,403	418,685
German American Bancorp, Inc.	23,684	685,178
Great Southern Bancorp, Inc.	94,553	4,772,090
Greene County Bancorp, Inc.	4,482	129,126
Guaranty Bancshares, Inc.	29,391	848,518
Hancock Whitney Corp.	719,734	29,689,027
Hanmi Financial Corp.	301,582	5,223,400
HarborOne Bancorp, Inc.	272,305	2,714,881
Hawthorn Bancshares, Inc.	31,287	516,236
HBT Financial, Inc.	75,664	1,414,917
Heartland Financial USA, Inc.	306,505	9,391,313
Heritage Commerce Corp.	246,670	2,138,629
Heritage Financial Corp.	28,339	487,998
Hilltop Holdings, Inc.	313,808	9,536,625
Hingham Institution For Savings(2)	7,652	1,524,202
Home Bancorp, Inc.	33,441	1,092,183
HomeStreet, Inc.	173,867	1,643,043
HomeTrust Bancshares, Inc.	110,528	2,525,565
Hope Bancorp, Inc.	968,518	9,365,569
Horizon Bancorp, Inc.	296,961	3,322,994
Independent Bank Corp.	11,192	604,592
Independent Bank Corp. (Michigan)	197,757	3,775,181
International Bancshares Corp.	494,893	22,161,309
Investar Holding Corp.	4,803	62,919
Kearny Financial Corp.	285,140	2,112,887
Lakeland Bancorp, Inc.	524,602	7,087,373
Lakeland Financial Corp.	81,052	4,225,241
Live Oak Bancshares, Inc.	236,796	7,657,983
Luther Burbank Corp.	75,200	683,568
Macatawa Bank Corp.	204,144	1,869,959
MainStreet Bancshares, Inc.	1,734	39,223
Mercantile Bank Corp.	140,188	4,679,475
127

Avantis U.S. Small Cap Value ETF
	Shares	Value
Meridian Corp.	442	$5,171
Metrocity Bankshares, Inc.	81,679	1,592,741
Metropolitan Bank Holding Corp.(1)(2)	78,107	3,109,440
Mid Penn Bancorp, Inc.	76,702	1,679,007
Midland States Bancorp, Inc.	205,135	4,553,997
MidWestOne Financial Group, Inc.	92,847	1,983,212
MVB Financial Corp.	72,708	1,711,546
National Bank Holdings Corp., Class A	6,821	215,134
National Bankshares, Inc.	260	6,843
NBT Bancorp, Inc.	303,841	10,458,207
New York Community Bancorp, Inc.	2,400,916	29,483,248
Nicolet Bankshares, Inc.	5,918	448,644
Northeast Bank	64,168	2,726,498
Northfield Bancorp, Inc.	333,185	3,511,770
Northrim BanCorp, Inc.	51,314	2,131,070
Northwest Bancshares, Inc.	23,718	260,898
Norwood Financial Corp.	10,163	275,722
Oak Valley Bancorp	17,573	441,258
OceanFirst Financial Corp.	431,193	7,274,226
OFG Bancorp	450,722	13,593,776
Old National Bancorp	631,929	9,643,237
Old Second Bancorp, Inc.	375,985	5,440,503
OP Bancorp	70,049	661,263
Orange County Bancorp, Inc.	5,500	255,695
Origin Bancorp, Inc.	183,774	5,640,024
Orrstown Financial Services, Inc.	58,827	1,270,663
Pacific Premier Bancorp, Inc.	744,913	17,147,897
PacWest Bancorp	142,312	1,131,380
Park National Corp.	36,619	3,726,349
Parke Bancorp, Inc.	59,138	1,021,313
Pathward Financial, Inc.	242,369	11,941,521
PCB Bancorp	86,249	1,384,296
Peapack-Gladstone Financial Corp.	148,013	4,036,315
Penns Woods Bancorp, Inc.	1,059	27,576
Peoples Bancorp, Inc.(2)	236,070	6,083,524
Peoples Financial Services Corp.	2,443	106,515
Pinnacle Financial Partners, Inc.	59,597	3,966,776
Plumas Bancorp	801	27,987
Popular, Inc.	314,898	21,501,235
Preferred Bank	85,843	5,331,709
Premier Financial Corp.	254,376	4,792,444
Primis Financial Corp.	93,259	828,140
Provident Financial Services, Inc.	602,692	9,932,364
QCR Holdings, Inc.	143,089	7,506,449
RBB Bancorp	120,804	1,646,559
Red River Bancshares, Inc.	2,518	119,051
Republic Bancorp, Inc., Class A	77,681	3,452,144
Riverview Bancorp, Inc.	120,365	712,561
S&T Bancorp, Inc.	136,478	3,866,422
Sandy Spring Bancorp, Inc.	361,944	8,049,635
ServisFirst Bancshares, Inc.	111,607	6,254,456
128

Avantis U.S. Small Cap Value ETF
	Shares	Value
Shore Bancshares, Inc.	107,251	$1,188,341
Sierra Bancorp	102,288	2,033,485
Simmons First National Corp., Class A	226,078	4,028,710
SmartFinancial, Inc.	108,484	2,470,181
South Plains Financial, Inc.	79,640	2,088,957
Southern First Bancshares, Inc.(1)	61,096	1,717,409
Southern Missouri Bancorp, Inc.	67,323	2,847,763
Southside Bancshares, Inc.	85,308	2,567,771
SouthState Corp.	13,480	974,604
Sterling Bancorp, Inc.(1)	19,013	111,987
Summit Financial Group, Inc.	64,619	1,589,627
Synovus Financial Corp.	621,500	19,241,640
Territorial Bancorp, Inc.	38,312	393,464
Texas Capital Bancshares, Inc.(1)	299,411	18,695,223
Third Coast Bancshares, Inc.(1)	28,078	528,428
Timberland Bancorp, Inc.	23,198	657,895
Tompkins Financial Corp.	86,854	4,510,328
Towne Bank	444,836	10,498,130
TriCo Bancshares	98,559	3,384,516
Triumph Financial, Inc.(1)	87,785	5,638,431
TrustCo Bank Corp. NY	171,411	4,880,071
Trustmark Corp.	271,323	6,251,282
UMB Financial Corp.	340,388	21,515,925
United Community Banks, Inc.	151,545	4,091,715
United Security Bancshares	83,790	599,936
Unity Bancorp, Inc.	45,771	1,106,056
Univest Financial Corp.	223,506	4,020,873
Valley National Bancorp	1,222,706	11,224,441
Veritex Holdings, Inc.	254,512	4,787,371
Virginia National Bankshares Corp.	1,106	36,542
Washington Federal, Inc.	580,585	15,780,300
Washington Trust Bancorp, Inc.	143,388	4,014,864
West BanCorp, Inc.	96,133	1,780,383
Westamerica BanCorp	68,198	3,002,758
Western Alliance Bancorp	200,390	10,021,504
Western New England Bancorp, Inc.	3,560	22,428
Wintrust Financial Corp.	252,264	19,578,209
WSFS Financial Corp.	260,874	10,252,348
Zions Bancorp NA	251,974	8,945,077
		1,048,863,699
Beverages — 0.3%
Coca-Cola Consolidated, Inc.	27,019	18,883,579
Biotechnology — 0.9%
Alector, Inc.(1)	54,316	296,022
Arcus Biosciences, Inc.(1)	248,153	5,087,136
Catalyst Pharmaceuticals, Inc.(1)	618,613	8,685,327
Cullinan Oncology, Inc.(1)	265,527	2,748,204
Eagle Pharmaceuticals, Inc.(1)	86,923	1,473,345
Emergent BioSolutions, Inc.(1)	291,875	1,368,894
Entrada Therapeutics, Inc.(1)	95,447	1,404,980
Ironwood Pharmaceuticals, Inc.(1)	1,151,611	10,134,177
129

Avantis U.S. Small Cap Value ETF
	Shares	Value
iTeos Therapeutics, Inc.(1)	44,694	$539,233
Organogenesis Holdings, Inc.(1)	283,370	793,436
Point Biopharma Global, Inc.(1)	601,007	4,784,016
Puma Biotechnology, Inc.(1)	6,082	22,078
REGENXBIO, Inc.(1)	202,618	3,586,339
Vanda Pharmaceuticals, Inc.(1)	173,092	898,347
Vir Biotechnology, Inc.(1)	1,354,437	17,147,172
Voyager Therapeutics, Inc.(1)	218,996	2,194,340
XOMA Corp.(1)	14,905	208,968
		61,372,014
Broadline Retail — 1.2%
Dillard's, Inc., Class A	26,466	9,133,946
Kohl's Corp.	1,305,399	34,775,829
Macy's, Inc.	2,697,792	32,993,996
Nordstrom, Inc.(2)	337,589	5,475,694
		82,379,465
Building Products — 0.9%
Apogee Enterprises, Inc.	143,126	7,222,138
Insteel Industries, Inc.	160,761	5,586,445
JELD-WEN Holding, Inc.(1)	96,282	1,451,933
Masonite International Corp.(1)	267,117	27,435,587
Quanex Building Products Corp.	376,587	10,160,317
UFP Industries, Inc.	86,684	9,045,475
		60,901,895
Capital Markets — 1.2%
Artisan Partners Asset Management, Inc., Class A	83,321	3,201,193
Diamond Hill Investment Group, Inc.	24,348	4,108,969
Evercore, Inc., Class A	219,547	30,747,557
Janus Henderson Group PLC	178,533	4,904,302
Open Lending Corp., Class A(1)	316,164	2,608,353
Oppenheimer Holdings, Inc., Class A	52,694	2,007,641
Patria Investments Ltd., Class A	111,143	1,602,682
Piper Sandler Cos.	4,433	660,428
Stifel Financial Corp.	95,919	6,236,653
StoneX Group, Inc.(1)	162,171	15,224,614
Virtus Investment Partners, Inc.	48,223	9,986,983
		81,289,375
Chemicals — 2.7%
AdvanSix, Inc.	384,877	12,731,731
American Vanguard Corp.	242,308	3,348,696
Cabot Corp.	359,023	26,014,807
Chemours Co.	1,220,301	41,514,640
Core Molding Technologies, Inc.(1)	69,235	1,876,961
FutureFuel Corp.	203,123	1,438,111
Hawkins, Inc.	73,540	4,573,453
Intrepid Potash, Inc.(1)	113,229	3,037,934
Kronos Worldwide, Inc.	172,629	1,450,084
Livent Corp.(1)(2)	1,511,726	32,456,757
LSB Industries, Inc.(1)	686,369	6,946,054
Orion SA	589,733	13,339,760
PureCycle Technologies, Inc.(1)(2)	642,212	5,734,953
130

Avantis U.S. Small Cap Value ETF
	Shares	Value
Rayonier Advanced Materials, Inc.(1)	675,586	$2,384,819
Stepan Co.	100,054	8,731,713
Tronox Holdings PLC, Class A	1,609,685	21,956,103
Valhi, Inc.(2)	12,598	166,797
		187,703,373
Commercial Services and Supplies — 0.3%
Aris Water Solutions, Inc., Class A	63,378	648,991
Civeo Corp.(1)	108,647	1,968,684
Ennis, Inc.	143,689	3,060,576
Heritage-Crystal Clean, Inc.(1)	185,986	8,387,968
Interface, Inc.	487,242	5,033,210
Quad/Graphics, Inc.(1)	336,233	1,718,150
Steelcase, Inc., Class A	38,958	353,349
		21,170,928
Communications Equipment — 0.3%
Applied Optoelectronics, Inc.(1)(2)	168,382	2,318,620
KVH Industries, Inc.(1)	2,195	11,634
ViaSat, Inc.(1)	703,592	19,517,642
		21,847,896
Construction and Engineering — 1.1%
Ameresco, Inc., Class A(1)	184,760	8,035,213
Eneti, Inc.	104,029	1,127,674
Great Lakes Dredge & Dock Corp.(1)	217,865	1,923,748
Limbach Holdings, Inc.(1)	89,023	3,216,401
MDU Resources Group, Inc.	164,534	3,349,912
MYR Group, Inc.(1)	195,788	27,815,601
Northwest Pipe Co.(1)	78,260	2,589,624
Sterling Infrastructure, Inc.(1)	251,758	20,835,492
Tutor Perini Corp.(1)	412,353	3,665,818
		72,559,483
Construction Materials — 0.1%
Eagle Materials, Inc.	40,186	7,608,013
US Lime & Minerals, Inc.	8,639	1,871,035
		9,479,048
Consumer Finance — 1.9%
Atlanticus Holdings Corp.(1)	27,534	960,937
Bread Financial Holdings, Inc.	488,218	18,347,232
Consumer Portfolio Services, Inc.(1)	62,332	577,818
Encore Capital Group, Inc.(1)(2)	74,668	3,498,942
Green Dot Corp., Class A(1)	288,752	4,285,080
LendingClub Corp.(1)	624,584	4,347,105
Medallion Financial Corp.(2)	16,616	139,574
Navient Corp.	923,930	16,307,364
Nelnet, Inc., Class A	108,845	9,997,413
OneMain Holdings, Inc.	481,757	19,997,733
Oportun Financial Corp.(1)	47,592	333,144
PRA Group, Inc.(1)	90,354	1,760,096
PROG Holdings, Inc.(1)	386,191	13,246,351
Regional Management Corp.	72,899	2,003,265
SLM Corp.	2,251,016	32,054,468
		127,856,522
131

Avantis U.S. Small Cap Value ETF
	Shares	Value
Consumer Staples Distribution & Retail — 1.6%
Andersons, Inc.	299,012	$15,357,256
Ingles Markets, Inc., Class A	208,239	16,269,713
Natural Grocers by Vitamin Cottage, Inc.	111,486	1,405,838
PriceSmart, Inc.	249,223	19,808,244
Sprouts Farmers Market, Inc.(1)	778,654	31,761,297
United Natural Foods, Inc.(1)	441,396	8,885,301
Village Super Market, Inc., Class A	77,590	1,749,655
Weis Markets, Inc.	183,942	11,932,318
		107,169,622
Diversified Consumer Services — 0.4%
American Public Education, Inc.(1)	127,232	669,240
Lincoln Educational Services Corp.(1)	101,543	866,162
Perdoceo Education Corp.	886,712	14,692,818
Stride, Inc.(1)	242,250	10,293,203
Universal Technical Institute, Inc.(1)	353,159	2,814,677
		29,336,100
Diversified Telecommunication Services — 0.4%
ATN International, Inc.	142,975	5,128,513
EchoStar Corp., Class A(1)	408,690	7,103,032
Frontier Communications Parent, Inc.(1)	1,165,570	18,672,432
		30,903,977
Electrical Equipment — 1.4%
Atkore, Inc.(1)	281,161	43,290,359
Broadwind, Inc.(1)	24,078	109,073
Encore Wire Corp.	274,568	45,251,552
GrafTech International Ltd.	23,219	82,195
LSI Industries, Inc.	14,322	225,572
Powell Industries, Inc.	72,350	6,075,229
Preformed Line Products Co.	1,130	191,524
		95,225,504
Electronic Equipment, Instruments and Components — 2.0%
Bel Fuse, Inc., Class B	145,638	7,616,867
Climb Global Solutions, Inc.	21,178	910,866
Daktronics, Inc.(1)	9,595	80,214
ePlus, Inc.(1)	15,694	1,041,768
Insight Enterprises, Inc.(1)	147,209	23,566,689
Methode Electronics, Inc.	7,866	253,678
PC Connection, Inc.	9,715	516,061
Sanmina Corp.(1)	736,489	41,022,437
TTM Technologies, Inc.(1)	359,811	5,361,184
Vishay Intertechnology, Inc.	1,866,296	51,211,162
Vishay Precision Group, Inc.(1)	95,592	3,443,224
		135,024,150
Energy Equipment and Services — 4.5%
Archrock, Inc.	1,831,436	23,424,066
Bristow Group, Inc.(1)	220,292	6,102,088
ChampionX Corp.	346,649	12,510,562
Dril-Quip, Inc.(1)	117,713	3,246,525
Helix Energy Solutions Group, Inc.(1)	1,445,030	14,652,604
Helmerich & Payne, Inc.	399,538	15,977,525
132

Avantis U.S. Small Cap Value ETF
	Shares	Value
KLX Energy Services Holdings, Inc.(1)	1,434	$14,921
Liberty Energy, Inc., Class A	1,929,043	30,768,236
Nabors Industries Ltd.(1)	98,127	10,861,678
Natural Gas Services Group, Inc.(1)	24,296	263,855
Newpark Resources, Inc.(1)	405,500	2,424,890
NexTier Oilfield Solutions, Inc.(1)	1,969,070	20,891,833
Oceaneering International, Inc.(1)	1,059,806	24,152,979
Oil States International, Inc.(1)	263,886	2,068,866
Patterson-UTI Energy, Inc.	1,695,792	23,978,499
ProFrac Holding Corp., Class A(1)	1,655	18,205
ProPetro Holding Corp.(1)	1,176,716	11,343,542
Ranger Energy Services, Inc.	54,583	650,084
RPC, Inc.	536,608	4,287,498
Select Water Solutions, Inc., Class A	15,054	121,185
Solaris Oilfield Infrastructure, Inc., Class A	111,764	1,175,757
TechnipFMC PLC	1,585,685	30,191,442
TETRA Technologies, Inc.(1)	53,929	296,070
Transocean Ltd.(1)	4,438,725	36,308,770
US Silica Holdings, Inc.(1)	847,893	10,454,521
Weatherford International PLC(1)	200,208	17,722,412
		303,908,613
Entertainment — 0.1%
Gaia, Inc.(1)	771	1,897
Marcus Corp.(2)	241,765	3,672,410
Sphere Entertainment Co.(1)	155,225	5,442,188
		9,116,495
Financial Services — 3.6%
Alerus Financial Corp.	108,174	2,109,393
Cass Information Systems, Inc.	93,253	3,575,320
Enact Holdings, Inc.	252,419	7,234,329
Essent Group Ltd.	775,851	38,963,237
Federal Agricultural Mortgage Corp., Class C	61,484	10,348,987
International Money Express, Inc.(1)	7,722	133,591
Jackson Financial, Inc., Class A	781,359	29,379,098
Merchants Bancorp	159,214	4,644,272
MGIC Investment Corp.	2,811,325	49,423,093
NewtekOne, Inc.(2)	61,338	1,098,564
NMI Holdings, Inc., Class A(1)	803,550	22,997,601
Ocwen Financial Corp.(1)	5,177	156,656
PennyMac Financial Services, Inc.	246,279	17,675,444
Radian Group, Inc.	1,596,368	43,229,645
Walker & Dunlop, Inc.	165,496	14,123,429
Waterstone Financial, Inc.	134,124	1,664,479
		246,757,138
Food Products — 0.6%
Cal-Maine Foods, Inc.	543,798	25,988,107
Fresh Del Monte Produce, Inc.	166,709	4,259,415
John B Sanfilippo & Son, Inc.	51,835	5,201,642
Lifecore Biomedical, Inc.(1)	31,696	253,568
Pilgrim's Pride Corp.(1)	31,627	795,735
Seaboard Corp.	1,106	4,169,985
		40,668,452
133

Avantis U.S. Small Cap Value ETF
	Shares	Value
Ground Transportation — 2.9%
ArcBest Corp.	324,124	$34,224,253
Covenant Logistics Group, Inc.	118,442	5,823,793
Heartland Express, Inc.	326,826	4,931,804
Landstar System, Inc.	3,183	604,165
Marten Transport Ltd.	768,935	16,147,635
PAM Transportation Services, Inc.(1)	61,496	1,418,098
Ryder System, Inc.	681,548	68,631,884
Saia, Inc.(1)	56,096	23,908,115
Schneider National, Inc., Class B	387,321	11,197,450
Universal Logistics Holdings, Inc.	89,160	2,418,019
Werner Enterprises, Inc.	743,906	30,953,929
		200,259,145
Health Care Equipment and Supplies — 0.4%
Bioventus, Inc., Class A(1)(2)	80,086	288,310
Enovis Corp.(1)	137,534	7,707,405
FONAR Corp.(1)	29,660	488,204
OraSure Technologies, Inc.(1)	14,508	93,722
QuidelOrtho Corp.(1)	164,095	13,514,864
Sensus Healthcare, Inc.(1)	19,675	61,189
Zimvie, Inc.(1)	178,915	2,111,197
		24,264,891
Health Care Providers and Services — 0.2%
Brookdale Senior Living, Inc.(1)	471,202	2,002,608
Cross Country Healthcare, Inc.(1)	271,052	6,982,300
Fulgent Genetics, Inc.(1)	236,145	7,736,110
		16,721,018
Hotels, Restaurants and Leisure — 1.0%
BJ's Restaurants, Inc.(1)	236,156	6,945,348
Canterbury Park Holding Corp.	249	5,416
Carrols Restaurant Group, Inc.(1)	169,856	1,185,595
Century Casinos, Inc.(1)	21,770	141,505
Cheesecake Factory, Inc.	388,777	12,382,547
Chuy's Holdings, Inc.(1)	163,629	6,234,265
Cracker Barrel Old Country Store, Inc.(2)	135,896	11,201,907
Full House Resorts, Inc.(1)	262,873	1,269,677
Golden Entertainment, Inc.	108,293	3,942,948
Monarch Casino & Resort, Inc.	171,131	11,534,229
ONE Group Hospitality, Inc.(1)	165,779	1,135,586
Playa Hotels & Resorts NV(1)	1,589,641	11,858,722
RCI Hospitality Holdings, Inc.	24,659	1,609,740
Red Robin Gourmet Burgers, Inc.(1)	98,990	1,026,526
Target Hospitality Corp.(1)	35,015	556,739
		71,030,750
Household Durables — 6.5%
Bassett Furniture Industries, Inc.	59,929	913,917
Beazer Homes USA, Inc.(1)	320,733	9,400,684
Cavco Industries, Inc.(1)	90,114	25,188,665
Century Communities, Inc.	317,274	23,557,595
Cricut, Inc., Class A(2)	148,684	1,406,551
Dream Finders Homes, Inc., Class A(1)	137,954	3,975,834
134

Avantis U.S. Small Cap Value ETF
	Shares	Value
Ethan Allen Interiors, Inc.	322,783	$10,128,931
GoPro, Inc., Class A(1)	599,625	2,179,637
Green Brick Partners, Inc.(1)	349,968	17,309,417
Hamilton Beach Brands Holding Co., Class A	692	8,117
Hooker Furnishings Corp.	73,779	1,588,462
Hovnanian Enterprises, Inc., Class A(1)	68,589	8,151,117
KB Home	1,101,465	55,954,422
Landsea Homes Corp.(1)	50,548	489,810
La-Z-Boy, Inc.	474,008	14,623,147
Legacy Housing Corp.(1)	114,976	2,606,506
Lifetime Brands, Inc.	25,521	160,527
M/I Homes, Inc.(1)	394,896	38,770,889
MDC Holdings, Inc.	778,696	36,949,125
Meritage Homes Corp.	349,372	48,576,683
Skyline Champion Corp.(1)	539,009	38,415,172
Taylor Morrison Home Corp.(1)	1,234,436	58,512,266
Tri Pointe Homes, Inc.(1)	1,448,183	45,038,491
Universal Electronics, Inc.(1)	116,049	1,032,836
		444,938,801
Household Products†
Oil-Dri Corp. of America	30,314	2,043,164
Insurance — 3.6%
Ambac Financial Group, Inc.(1)	326,391	4,203,916
American Equity Investment Life Holding Co.(1)	532,548	28,587,177
AMERISAFE, Inc.	30,371	1,573,218
Argo Group International Holdings Ltd.	227,083	6,755,719
Assured Guaranty Ltd.	388,905	22,883,170
Axis Capital Holdings Ltd.	520,293	28,543,274
Brighthouse Financial, Inc.(1)	570,400	28,326,064
CNO Financial Group, Inc.	1,143,256	26,752,190
Crawford & Co., Class A	38,180	408,908
Crawford & Co., Class B	6,524	64,131
Donegal Group, Inc., Class A	7,805	114,031
Employers Holdings, Inc.	198,396	7,783,075
Enstar Group Ltd.(1)	49,109	12,438,819
Genworth Financial, Inc., Class A(1)	4,376,576	25,340,375
Greenlight Capital Re Ltd., A Shares(1)	21,220	234,057
Horace Mann Educators Corp.	57,626	1,651,561
Investors Title Co.	1,422	204,611
James River Group Holdings Ltd.	6,444	93,825
National Western Life Group, Inc., Class A	12,947	5,884,929
Oscar Health, Inc., Class A(1)	706,864	4,432,037
Primerica, Inc.	14,627	2,939,442
ProAssurance Corp.	209,609	3,705,887
Safety Insurance Group, Inc.	66,641	4,589,566
SiriusPoint Ltd.(1)	801,863	8,868,605
Skyward Specialty Insurance Group, Inc.(1)	44,525	1,082,848
Stewart Information Services Corp.	77,354	3,583,037
United Fire Group, Inc.	123,003	2,431,769
White Mountains Insurance Group Ltd.	7,536	11,972,368
		245,448,609
135

Avantis U.S. Small Cap Value ETF
	Shares	Value
Interactive Media and Services — 0.3%
Cargurus, Inc.(1)	359,537	$6,511,215
Cars.com, Inc.(1)	740,838	13,846,262
		20,357,477
IT Services — 0.1%
DXC Technology Co.(1)	247,907	5,141,591
Kyndryl Holdings, Inc.(1)	89,064	1,503,400
		6,644,991
Leisure Products — 0.8%
American Outdoor Brands, Inc.(1)	18,295	179,657
JAKKS Pacific, Inc.(1)	86,882	1,709,838
Johnson Outdoors, Inc., Class A	2,439	136,364
Latham Group, Inc.(1)	24,928	92,234
Malibu Boats, Inc., Class A(1)	260,947	12,671,586
Marine Products Corp.	29,149	407,794
MasterCraft Boat Holdings, Inc.(1)	222,910	4,850,522
Smith & Wesson Brands, Inc.	483,555	5,676,936
Sturm Ruger & Co., Inc.	205,494	10,599,380
Vista Outdoor, Inc.(1)	730,655	21,371,659
		57,695,970
Life Sciences Tools and Services — 0.1%
AbCellera Biologics, Inc.(1)	831,501	4,531,681
OmniAb, Inc.(1)	21,075	75,581
OmniAb, Inc.(1)	21,075	71,895
		4,679,157
Machinery — 2.0%
Commercial Vehicle Group, Inc.(1)	363,016	3,343,377
Graham Corp.(1)	22,477	359,632
Greenbrier Cos., Inc.	153,143	6,517,766
Hyster-Yale Materials Handling, Inc.	8,666	395,776
Kennametal, Inc.	796,032	21,070,967
Manitowoc Co., Inc.(1)	37,228	629,898
Mayville Engineering Co., Inc.(1)	91,406	1,073,107
Miller Industries, Inc.	19,270	770,800
Mueller Industries, Inc.	765,690	59,080,641
NN, Inc.(1)	1,669	3,538
Park-Ohio Holdings Corp.	6,311	118,079
REV Group, Inc.	146,080	1,983,766
Terex Corp.	455,263	27,593,491
Titan International, Inc.(1)	575,448	7,244,890
Wabash National Corp.	175,933	3,967,289
		134,153,017
Marine Transportation — 1.1%
Costamare, Inc.	363,593	3,748,644
Eagle Bulk Shipping, Inc.(2)	147,577	6,457,969
Genco Shipping & Trading Ltd.	594,348	8,124,737
Matson, Inc.	557,327	48,977,897
Pangaea Logistics Solutions Ltd.	380,942	2,148,513
Safe Bulkers, Inc.(2)	960,955	3,084,666
		72,542,426
136

Avantis U.S. Small Cap Value ETF
	Shares	Value
Media — 0.5%
AMC Networks, Inc., Class A(1)	234,583	$2,730,546
Cable One, Inc.	1,359	884,125
Cumulus Media, Inc., Class A(1)	142,490	661,154
DISH Network Corp., Class A(1)	1,354,382	8,126,292
Entravision Communications Corp., Class A	551,216	2,111,157
Gambling.com Group Ltd.(1)	36,257	514,124
PubMatic, Inc., Class A(1)	260,710	3,623,869
Scholastic Corp.	294,107	12,778,949
WideOpenWest, Inc.(1)	12,801	103,688
		31,533,904
Metals and Mining — 3.1%
Alpha Metallurgical Resources, Inc.	211,140	42,827,638
Arch Resources, Inc.	230,029	30,041,787
Caledonia Mining Corp. PLC	53,536	553,562
Commercial Metals Co.	572,551	32,228,896
Compass Minerals International, Inc.	83,013	2,502,842
Friedman Industries, Inc.	1,493	20,783
Hecla Mining Co.	1,560,328	6,849,840
Kaiser Aluminum Corp.	6,550	497,276
Olympic Steel, Inc.	137,677	7,368,473
Ramaco Resources, Inc., Class A	285,035	2,234,674
Ramaco Resources, Inc., Class B(2)	56,903	616,829
Ryerson Holding Corp.	380,224	11,840,175
Schnitzer Steel Industries, Inc., Class A	339,100	11,258,120
SunCoke Energy, Inc.	1,318,461	12,261,687
TimkenSteel Corp.(1)	618,803	13,557,974
Tredegar Corp.	117,633	591,694
United States Steel Corp.	5,391	167,606
Warrior Met Coal, Inc.	829,078	32,798,326
Worthington Industries, Inc.	34,897	2,626,697
		210,844,879
Oil, Gas and Consumable Fuels — 13.2%
Adams Resources & Energy, Inc.	2,367	86,395
Antero Midstream Corp.	1,516,526	18,380,295
Ardmore Shipping Corp.	178,471	2,220,179
Baytex Energy Corp.(1)	1,538,168	6,260,344
Berry Corp.	841,000	7,207,370
California Resources Corp.	823,491	45,983,737
Callon Petroleum Co.(1)	811,320	31,828,084
Chord Energy Corp.	140,765	22,733,547
Civitas Resources, Inc.	284,149	23,362,731
CNX Resources Corp.(1)	1,905,804	42,594,719
Comstock Resources, Inc.(2)	1,176,310	14,421,561
CONSOL Energy, Inc.	358,511	30,846,286
Crescent Energy Co., Class A(2)	343,094	4,676,371
CVR Energy, Inc.	312,245	10,210,411
Delek US Holdings, Inc.	268,616	6,916,862
Denbury, Inc.(1)	499,017	45,699,977
DHT Holdings, Inc.	74,672	690,716
Dorian LPG Ltd.	444,491	11,467,868
137

Avantis U.S. Small Cap Value ETF
	Shares	Value
DT Midstream, Inc.	79,133	$4,137,864
Earthstone Energy, Inc., Class A(1)	815,934	16,628,735
EnLink Midstream LLC(1)	1,089,577	13,554,338
Epsilon Energy Ltd.	83,877	452,936
Equitrans Midstream Corp.	3,380,288	32,450,765
Evolution Petroleum Corp.	332,050	2,809,143
Gran Tierra Energy, Inc.(1)(2)	87,466	561,532
Granite Ridge Resources, Inc.	15,662	115,899
Gulfport Energy Corp.(1)	87,858	10,367,244
Hallador Energy Co.(1)	274,829	2,951,663
HighPeak Energy, Inc.(2)	147,957	2,179,407
International Seaways, Inc.	326,507	14,030,006
Kimbell Royalty Partners LP	620,775	9,528,896
Kosmos Energy Ltd.(1)	4,974,845	36,216,872
Magnolia Oil & Gas Corp., Class A	1,534,437	34,985,164
Matador Resources Co.	350,872	22,280,372
Murphy Oil Corp.	551,446	25,035,648
NACCO Industries, Inc., Class A	37,065	1,208,319
Nordic American Tankers Ltd.	661,203	2,585,304
Northern Oil & Gas, Inc.	777,983	32,543,029
Overseas Shipholding Group, Inc., Class A(1)	720,581	3,170,556
Par Pacific Holdings, Inc.(1)	606,896	20,846,878
PBF Energy, Inc., Class A	731,476	34,298,910
Peabody Energy Corp.	1,569,652	33,873,090
Permian Resources Corp.	1,084,765	15,381,968
PHX Minerals, Inc.	52,594	183,027
Plains GP Holdings LP, Class A(1)	1,632,090	26,178,724
PrimeEnergy Resources Corp.(1)	1,349	130,853
Range Resources Corp.	349,270	11,309,363
REX American Resources Corp.(1)	123,116	4,861,851
Riley Exploration Permian, Inc.	48,335	1,618,739
Ring Energy, Inc.(1)	1,009,896	1,908,703
SandRidge Energy, Inc.	403,073	6,445,137
Scorpio Tankers, Inc.	321,911	16,259,725
SFL Corp. Ltd.	1,324,155	14,962,951
SilverBow Resources, Inc.(1)(2)	193,483	8,277,203
Sitio Royalties Corp., Class A	72,332	1,837,233
SM Energy Co.	1,370,460	57,984,163
Talos Energy, Inc.(1)	1,122,154	19,323,492
Teekay Corp.(1)	481,217	3,084,601
Teekay Tankers Ltd., Class A	150,932	6,139,914
VAALCO Energy, Inc.	1,003,274	4,153,554
Vertex Energy, Inc.(1)	41,043	174,022
Vital Energy, Inc.(1)(2)	212,118	12,788,594
World Kinect Corp.	104,108	2,279,965
		897,683,805
Paper and Forest Products — 1.1%
Clearwater Paper Corp.(1)	244,710	9,369,946
Glatfelter Corp.(1)	74,474	148,948
Louisiana-Pacific Corp.	793,599	49,584,066
Mercer International, Inc.	616,743	5,606,194
Sylvamo Corp.	304,542	12,720,719
		77,429,873
138

Avantis U.S. Small Cap Value ETF
	Shares	Value
Passenger Airlines — 1.2%
Allegiant Travel Co.	225,860	$20,065,402
JetBlue Airways Corp.(1)	3,855,331	22,823,560
Mesa Air Group, Inc.(1)	22,584	30,940
SkyWest, Inc.(1)	616,812	27,818,221
Spirit Airlines, Inc.	493,552	8,143,608
Sun Country Airlines Holdings, Inc.(1)	36,877	549,099
		79,430,830
Personal Care Products — 0.3%
Lifevantage Corp.	58,899	435,853
Medifast, Inc.	35,245	2,972,563
Nature's Sunshine Products, Inc.(1)	16,567	278,491
Nu Skin Enterprises, Inc., Class A	362,584	8,662,132
USANA Health Sciences, Inc.(1)	117,744	7,569,762
		19,918,801
Pharmaceuticals — 0.4%
Amphastar Pharmaceuticals, Inc.(1)	122,581	6,534,793
Arvinas, Inc.(1)	178,921	5,047,361
Assertio Holdings, Inc.(1)(2)	467,722	1,534,128
Innoviva, Inc.(1)	694,868	8,859,567
Ligand Pharmaceuticals, Inc.(1)	42,727	2,810,155
Ocuphire Pharma, Inc.(1)(2)	49,099	195,905
ProPhase Labs, Inc.(1)(2)	65,739	281,363
SIGA Technologies, Inc.(2)	285,415	1,310,055
		26,573,327
Professional Services — 0.7%
Barrett Business Services, Inc.	15,750	1,506,960
Heidrick & Struggles International, Inc.	181,464	4,806,981
IBEX Holdings Ltd.(1)	46,940	918,146
Kelly Services, Inc., Class A	253,393	4,685,237
Kforce, Inc.	49,072	3,074,361
Korn Ferry	499,056	25,441,875
Resources Connection, Inc.	1,544	23,948
TrueBlue, Inc.(1)	406,024	6,143,143
		46,600,651
Real Estate Management and Development — 1.1%
Douglas Elliman, Inc.	337,715	847,665
Five Point Holdings LLC, Class A(1)	14,629	44,618
Forestar Group, Inc.(1)	219,203	6,249,478
Howard Hughes Holdings, Inc.(1)	271,725	21,371,171
Kennedy-Wilson Holdings, Inc.	826,003	13,191,268
Marcus & Millichap, Inc.	214,273	7,135,291
Newmark Group, Inc., Class A	223,260	1,582,913
Offerpad Solutions, Inc.(1)	28,629	373,322
Opendoor Technologies, Inc.(1)(2)	5,498,772	21,445,211
RE/MAX Holdings, Inc., Class A	233,410	3,781,242
RMR Group, Inc., Class A	4,136	104,558
		76,126,737
Semiconductors and Semiconductor Equipment — 2.4%
Alpha & Omega Semiconductor Ltd.(1)	252,609	7,969,814
Amkor Technology, Inc.	647,651	18,108,322
139

Avantis U.S. Small Cap Value ETF
	Shares	Value
Axcelis Technologies, Inc.(1)	98,128	$18,855,295
Cirrus Logic, Inc.(1)	2,747	225,364
Diodes, Inc.(1)	551,122	45,109,336
Kulicke & Soffa Industries, Inc.	736,294	38,088,488
Photronics, Inc.(1)	878,916	20,883,044
SMART Global Holdings, Inc.(1)	221,564	5,722,998
Ultra Clean Holdings, Inc.(1)	227,548	8,000,588
		162,963,249
Software — 0.4%
Bit Digital, Inc.(1)	44,312	104,133
CoreCard Corp.(1)	19,116	406,024
InterDigital, Inc.	317,170	27,501,811
Xperi, Inc.(1)	128,987	1,522,046
		29,534,014
Specialty Retail — 4.3%
Aaron's Co., Inc.	423,271	5,108,881
Abercrombie & Fitch Co., Class A(1)	419,762	22,562,207
Academy Sports & Outdoors, Inc.	3,432	187,284
American Eagle Outfitters, Inc.	1,919,328	32,551,803
Arhaus, Inc.(1)	6,101	60,400
Big 5 Sporting Goods Corp.	139,070	1,102,825
Buckle, Inc.	383,357	14,007,865
Build-A-Bear Workshop, Inc.	180,072	4,748,499
Caleres, Inc.	283,038	8,114,699
CarParts.com, Inc.(1)	105,475	509,444
Cato Corp., Class A	106,630	826,382
Chico's FAS, Inc.(1)	1,658,729	8,509,280
Citi Trends, Inc.(1)	48,880	1,057,274
Conn's, Inc.(1)	119,583	499,857
Container Store Group, Inc.(1)	350,581	820,360
Designer Brands, Inc., Class A	747,322	7,854,354
Destination XL Group, Inc.(1)	648,633	2,957,766
Duluth Holdings, Inc., Class B(1)	64,910	412,503
Foot Locker, Inc.(2)	616,310	12,092,002
Gap, Inc.	2,246,100	26,009,838
Genesco, Inc.(1)	7,199	246,782
Guess?, Inc.	406,702	9,785,250
Haverty Furniture Cos., Inc.	173,362	5,426,231
Hibbett, Inc.	90,674	4,199,113
Lands' End, Inc.(1)	44,747	344,552
MarineMax, Inc.(1)	42,884	1,426,751
ODP Corp.(1)	447,319	22,061,773
Shoe Carnival, Inc.	145,467	3,364,652
Signet Jewelers Ltd.	536,537	40,240,275
Sonic Automotive, Inc., Class A	95,779	5,106,936
Sportsman's Warehouse Holdings, Inc.(1)	261,733	1,258,936
Tile Shop Holdings, Inc.(1)(2)	7,395	43,778
Tilly's, Inc., Class A(1)(2)	132,326	1,189,611
Upbound Group, Inc.	606,866	18,582,237
Urban Outfitters, Inc.(1)	811,746	26,958,085
Zumiez, Inc.(1)	91,048	1,729,002
		291,957,487
140

Avantis U.S. Small Cap Value ETF
	Shares	Value
Technology Hardware, Storage and Peripherals†
Immersion Corp.	376,111	$2,640,299
Turtle Beach Corp.(1)	9,874	107,331
		2,747,630
Textiles, Apparel and Luxury Goods — 1.1%
Carter's, Inc.	210,936	15,096,690
Culp, Inc.(1)	18,699	104,901
G-III Apparel Group Ltd.(1)	162,636	3,228,325
Lakeland Industries, Inc.	31,228	437,817
Movado Group, Inc.	191,949	5,249,805
Oxford Industries, Inc.	166,582	16,823,116
Rocky Brands, Inc.	20,048	356,253
Steven Madden Ltd.	541,319	18,675,505
Under Armour, Inc., Class A(1)	783,727	5,987,674
Under Armour, Inc., Class C(1)	929,676	6,405,468
Unifi, Inc.(1)	49,533	343,759
Vera Bradley, Inc.(1)	76,611	549,301
		73,258,614
Trading Companies and Distributors — 5.0%
Air Lease Corp.	1,482,872	60,441,863
BlueLinx Holdings, Inc.(1)	140,790	12,566,915
Boise Cascade Co.	604,677	66,133,523
GATX Corp.	408,247	48,230,301
Global Industrial Co.	41,730	1,412,143
GMS, Inc.(1)	258,085	17,895,614
H&E Equipment Services, Inc.	408,873	18,530,124
Herc Holdings, Inc.	309,362	40,260,371
Hudson Technologies, Inc.(1)	343,760	4,145,746
Karat Packaging, Inc.	1,013	25,224
McGrath RentCorp	206,351	20,862,086
Rush Enterprises, Inc., Class A	828	34,287
Rush Enterprises, Inc., Class B	108	4,965
Textainer Group Holdings Ltd.	554,562	21,977,292
Veritiv Corp.	166,294	27,992,269
		340,512,723
Wireless Telecommunication Services — 0.7%
Shenandoah Telecommunications Co.	378,372	8,604,179
Telephone & Data Systems, Inc.	1,363,501	29,301,637
US Cellular Corp.(1)	180,301	8,270,407
		46,176,223
TOTAL COMMON STOCKS (Cost $6,473,428,363)		6,805,210,699
SHORT-TERM INVESTMENTS — 0.6%
Money Market Funds — 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,722,865	5,722,865
State Street Navigator Securities Lending Government Money Market Portfolio(3)	33,896,388	33,896,388
TOTAL SHORT-TERM INVESTMENTS (Cost $39,619,253)		39,619,253
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $6,513,047,616)		6,844,829,952
OTHER ASSETS AND LIABILITIES — (0.4)%		(24,380,776)
TOTAL NET ASSETS — 100.0%		$6,820,449,176
141

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $61,859,159. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $63,300,469, which includes securities collateral of $29,404,081.

See Notes to Financial Statements.
142

Statements of Assets and Liabilities

AUGUST 31, 2023
	Avantis Inflation Focused Equity ETF	Avantis Real Estate ETF
Assets
Investment securities, at value (cost of $3,589,846 and $370,024,137, respectively) — including $2,280 and $5,314,666, respectively of securities on loan	$3,433,488	$339,776,220
Investment made with cash collateral received for securities on loan, at value (cost of $2,313 and $3,216,744, respectively)	2,313	3,216,744
Total investment securities, at value (cost of $3,592,159 and $373,240,881, respectively)	3,435,801	342,992,964
Foreign currency holdings, at value (cost of $— and $231,702, respectively)	—	233,040
Dividends and interest receivable	8,099	799,322
Securities lending receivable	—	1,645
	3,443,900	344,026,971

Liabilities
Payable for collateral received for securities on loan	2,313	3,216,744
Payable for investments purchased	—	200,230
Accrued management fees	728	48,582
Accrued foreign taxes	—	1,289
	3,041	3,466,845

Net Assets	$3,440,859	$340,560,126

Shares outstanding (unlimited number of shares authorized)	60,000	8,400,000

Net Asset Value Per Share	$57.35	$40.54

Net Assets Consist of:
Capital paid in	$3,705,247	$370,180,996
Distributable earnings (loss)	(264,388)	(29,620,870)
	$3,440,859	$340,560,126

See Notes to Financial Statements.
143

AUGUST 31, 2023
	Avantis U.S. Equity ETF	Avantis U.S. Large Cap Value ETF
Assets
Investment securities, at value (cost of $4,261,448,361 and $1,404,821,904, respectively) — including $11,842,565 and $786,889, respectively of securities on loan	$4,668,194,506	$1,482,936,404
Investment made with cash collateral received for securities on loan, at value (cost of $7,387,994 and $314,979, respectively)	7,387,994	314,979
Total investment securities, at value (cost of $4,268,836,355 and $1,405,136,883, respectively)	4,675,582,500	1,483,251,383
Cash	2,896	1,128
Receivable for capital shares sold	13,818,348	12,021,866
Dividends and interest receivable	7,672,635	2,839,974
Securities lending receivable	27,377	645
	4,697,103,756	1,498,114,996

Liabilities
Payable for collateral received for securities on loan	7,387,994	314,979
Payable for investments purchased	13,528,702	13,673,817
Accrued management fees	582,823	179,537
	21,499,519	14,168,333

Net Assets	$4,675,604,237	$1,483,946,663

Shares outstanding (unlimited number of shares authorized)	60,930,000	27,160,000

Net Asset Value Per Share	$76.74	$54.64

Net Assets Consist of:
Capital paid in	$4,285,031,459	$1,437,717,003
Distributable earnings (loss)	390,572,778	46,229,660
	$4,675,604,237	$1,483,946,663

See Notes to Financial Statements.
144

AUGUST 31, 2023
	Avantis U.S. Small Cap Equity ETF	Avantis U.S. Small Cap Value ETF
Assets
Investment securities, at value (cost of $435,684,206 and $6,479,151,228, respectively) — including $10,207,044 and $61,859,159, respectively of securities on loan	$449,239,808	$6,810,933,564
Investment made with cash collateral received for securities on loan, at value (cost of $9,597,142 and $33,896,388, respectively)	9,597,142	33,896,388
Total investment securities, at value (cost of $445,281,348 and $6,513,047,616, respectively)	458,836,950	6,844,829,952
Receivable for investments sold	—	4,831,304
Receivable for capital shares sold	1,404,267	6,490,336
Dividends and interest receivable	566,730	10,899,872
Securities lending receivable	26,383	49,440
	460,834,330	6,867,100,904

Liabilities
Payable for collateral received for securities on loan	9,597,142	33,896,388
Payable for investments purchased	1,381,578	6,448,038
Payable for capital shares redeemed	—	4,867,752
Accrued management fees	95,092	1,439,550
	11,073,812	46,651,728

Net Assets	$449,760,518	$6,820,449,176

Shares outstanding (unlimited number of shares authorized)	9,630,000	84,000,000

Net Asset Value Per Share	$46.70	$81.20

Net Assets Consist of:
Capital paid in	$437,634,574	$6,712,162,188
Distributable earnings (loss)	12,125,944	108,286,988
	$449,760,518	$6,820,449,176

See Notes to Financial Statements.
145

Statements of Operations

YEAR ENDED AUGUST 31, 2023 (EXCEPT AS NOTED)
	Avantis Inflation Focused Equity ETF(1)	Avantis Real Estate ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4 and $565,950, respectively)	$312,475	$9,368,777
Interest	709	19,444
Securities lending, net	19	12,080
	313,203	9,400,301

Expenses:
Management fees	32,094	437,325
Other expenses	—	686
	32,094	438,011

Net investment income (loss)	281,109	8,962,290

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(641,272)	724,373
Foreign currency translation transactions	—	(21,468)
	(641,272)	702,905

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $— and $(1,289), respectively	(156,358)	(21,082,780)
Translation of assets and liabilities in foreign currencies	—	253
	(156,358)	(21,082,527)

Net realized and unrealized gain (loss)	(797,630)	(20,379,622)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(516,521)	$(11,417,332)
(1)September 27, 2022 (fund inception) through August 31, 2023.

See Notes to Financial Statements.
146

YEAR ENDED AUGUST 31, 2023
	Avantis U.S. Equity ETF	Avantis U.S. Large Cap Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $27,443 and $3,990, respectively)	$68,576,496	$22,413,361
Interest	122,051	34,062
Securities lending, net	283,765	10,235
	68,982,312	22,457,658

Expenses:
Management fees	5,473,605	1,363,098

Net investment income (loss)	63,508,707	21,094,560

Realized and Unrealized Gain (Loss)
Net realized gain(loss) on investment transactions	60,837,228	10,564,517
Change in net unrealized appreciation (depreciation) on investments	387,107,642	91,677,477

Net realized and unrealized gain (loss)	447,944,870	102,241,994

Net Increase (Decrease) in Net Assets Resulting from Operations	$511,453,577	$123,336,554

See Notes to Financial Statements.

147

YEAR ENDED AUGUST 31, 2023
	Avantis U.S. Small Cap Equity ETF	Avantis U.S. Small Cap Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,181 and $119,999, respectively)	$3,073,145	$120,567,369
Interest	9,646	172,307
Securities lending, net	95,489	787,708
	3,178,280	121,527,384

Expenses:
Management fees	427,633	13,051,606

Net investment income (loss)	2,750,647	108,475,778

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	8,158,144	52,471,333
Change in net unrealized appreciation (depreciation) on investments	13,347,647	438,628,571

Net realized and unrealized gain (loss)	21,505,791	491,099,904

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,256,438	$599,575,682

See Notes to Financial Statements.
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Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022 (EXCEPT AS NOTED)
	Avantis Inflation Focused Equity ETF	Avantis Real Estate ETF
Increase (Decrease) in Net Assets	August 31, 2023(1)	August 31, 2023	August 31, 2022(2)
Operations
Net investment income (loss)	$281,109	$8,962,290	$1,678,060
Net realized gain (loss)	(641,272)	702,905	(312,160)
Change in net unrealized appreciation (depreciation)	(156,358)	(21,082,527)	(9,171,481)
Net increase (decrease) in net assets resulting from operations	(516,521)	(11,417,332)	(7,805,581)

Distributions to Shareholders
From earnings	(262,700)	(7,388,828)	(637,460)

Capital Share Transactions
Proceeds from shares sold	27,595,688	239,968,147	152,347,682
Payments for shares redeemed	(23,375,608)	(24,609,128)	—
Other capital	—	41,178	61,448
Net increase (decrease) in net assets from capital share transactions	4,220,080	215,400,197	152,409,130

Net increase (decrease) in net assets	3,440,859	196,594,037	143,966,089

Net Assets
Beginning of period	—	143,966,089	—
End of period	$3,440,859	$340,560,126	$143,966,089

Transactions in Shares of the Funds
Sold	480,000	5,800,000	3,200,000
Redeemed	(420,000)	(600,000)	—
Net increase (decrease) in shares of the funds	60,000	5,200,000	3,200,000
(1)September 27, 2022 (fund inception) through August 31, 2023.
(2)September 28, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
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YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022 (EXCEPT AS NOTED)
	Avantis U.S. Equity ETF		Avantis U.S. Large Cap Value ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022(1)
Operations
Net investment income (loss)	$63,508,707	$29,533,348	$21,094,560	$4,493,511
Net realized gain (loss)	60,837,228	67,299,604	10,564,517	(6,821,509)
Change in net unrealized appreciation (depreciation)	387,107,642	(294,173,106)	91,677,477	(13,562,977)
Net increase (decrease) in net assets resulting from operations	511,453,577	(197,340,154)	123,336,554	(15,890,975)

Distributions to Shareholders
From earnings	(56,423,478)	(24,641,184)	(17,645,474)	(2,368,608)

Capital Share Transactions
Proceeds from shares sold	1,923,518,289	1,439,756,772	1,061,177,416	522,133,836
Payments for shares redeemed	(225,681,267)	(181,495,905)	(177,876,438)	(8,919,648)
Net increase (decrease) in net assets from capital share transactions	1,697,837,022	1,258,260,867	883,300,978	513,214,188

Net increase (decrease) in net assets	2,152,867,121	1,036,279,529	988,992,058	494,954,605

Net Assets
Beginning of period	2,522,737,116	1,486,457,587	494,954,605	—
End of period	$4,675,604,237	$2,522,737,116	$1,483,946,663	$494,954,605

Transactions in Shares of the Funds
Sold	27,420,000	19,830,000	20,400,000	10,300,000
Redeemed	(3,150,000)	(2,520,000)	(3,360,000)	(180,000)
Net increase (decrease) in shares of the funds	24,270,000	17,310,000	17,040,000	10,120,000
(1)September 21, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
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YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022 (EXCEPT AS NOTED)
	Avantis U.S. Small Cap Equity ETF		Avantis U.S. Small Cap Value ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022(1)	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$2,750,647	$103,430	$108,475,778	$46,551,102
Net realized gain (loss)	8,158,144	(143,600)	52,471,333	235,537,603
Change in net unrealized appreciation (depreciation)	13,347,647	207,955	438,628,571	(376,259,387)
Net increase (decrease) in net assets resulting from operations	24,256,438	167,785	599,575,682	(94,170,682)

Distributions to Shareholders
From earnings	(1,517,184)	(32,394)	(95,481,240)	(36,861,258)

Capital Share Transactions
Proceeds from shares sold	445,251,486	26,179,605	3,561,491,030	3,146,383,598
Payments for shares redeemed	(44,545,218)	—	(920,426,626)	(910,204,464)
Net increase (decrease) in net assets from capital share transactions	400,706,268	26,179,605	2,641,064,404	2,236,179,134

Net increase (decrease) in net assets	423,445,522	26,314,996	3,145,158,846	2,105,147,194

Net Assets
Beginning of period	26,314,996	—	3,675,290,330	1,570,143,136
End of period	$449,760,518	$26,314,996	$6,820,449,176	$3,675,290,330

Transactions in Shares of the Funds
Sold	9,990,000	600,000	46,220,000	40,460,000
Redeemed	(960,000)	—	(11,860,000)	(11,620,000)
Net increase (decrease) in shares of the funds	9,030,000	600,000	34,360,000	28,840,000
(1)January 11, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
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Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Inflation Focused Equity ETF, Avantis Real Estate ETF, Avantis U.S. Equity ETF, Avantis U.S. Large Cap Value ETF, Avantis U.S. Small Cap Equity ETF and Avantis U.S. Small Cap Value ETF (collectively, the funds) are six funds in a series issued by the trust. Each of the funds’ investment objective is to seek long-term capital appreciation. Shares of the funds are listed for trading on the NYSE Arca, Inc. Avantis Inflation Focused Equity ETF incepted on September 27, 2022. Avantis Real Estate ETF incepted on September 28, 2021. Avantis U.S. Large Cap Value ETF incepted on September 21, 2021. Avantis U.S. Small Cap Equity ETF incepted on January 11, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the funds to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

152

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

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The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Inflation Focused Equity ETF
Common Stocks	$2,313	—	—	—	$2,313
Gross amount of recognized liabilities for securities lending transactions					$2,313

Avantis Real Estate ETF
Common Stocks	$3,216,744	—	—	—	$3,216,744
Gross amount of recognized liabilities for securities lending transactions					$3,216,744

Avantis U.S. Equity ETF
Common Stocks	$7,387,994	—	—	—	$7,387,994
Gross amount of recognized liabilities for securities lending transactions					$7,387,994

Avantis U.S. Large Cap Value ETF
Common Stocks	$314,979	—	—	—	$314,979
Gross amount of recognized liabilities for securities lending transactions					$314,979

Avantis U.S. Small Cap Equity ETF
Common Stocks	$9,597,142	—	—	—	$9,597,142
Gross amount of recognized liabilities for securities lending transactions					$9,597,142

Avantis U.S. Small Cap Value ETF
Common Stocks	$33,896,388	—	—	—	$33,896,388
Gross amount of recognized liabilities for securities lending transactions					$33,896,388
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Avantis Inflation Focused Equity ETF	0.25%
Avantis Real Estate ETF	0.17%
Avantis U.S. Equity ETF	0.15%
Avantis U.S. Large Cap Value ETF	0.15%
Avantis U.S. Small Cap Equity ETF	0.25%
Avantis U.S. Small Cap Value ETF	0.25%

154

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2023 were as follows:

	Avantis Inflation Focused Equity ETF(1)	Avantis Real Estate ETF	Avantis U.S. Equity ETF
Purchases	$822,037	$69,622,269	$166,024,149
Sales	$876,421	$11,622,020	$50,567,211

	Avantis U.S. Large Cap Value ETF	Avantis U.S. Small Cap Equity ETF	Avantis U.S. Small Cap Value ETF
Purchases	$206,652,917	$32,350,363	$586,994,021
Sales	$168,421,548	$15,574,821	$348,689,651
(1)September 27, 2022 (fund inception) through August 31, 2023.

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2023 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Avantis Inflation Focused Equity ETF(1)	$27,531,304	$23,233,262	$(534,475)
Avantis Real Estate ETF	$185,250,056	$24,415,333	$2,383,063
Avantis U.S. Equity ETF	$1,822,304,444	$222,328,032	$80,643,450
Avantis U.S. Large Cap Value ETF	$1,024,160,635	$176,790,850	$39,719,991
Avantis U.S. Small Cap Equity ETF	$431,594,987	$44,311,252	$10,764,435
Avantis U.S. Small Cap Value ETF	$3,374,684,100	$903,607,219	$206,776,271
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.
(1)September 27, 2022 (fund inception) through August 31, 2023.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

155

6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds' portfolio holdings.

Avantis Inflation Focused Equity ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,429,596	—	—
Short-Term Investments	6,205	—	—
	$3,435,801	—	—

Avantis Real Estate ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Data Center REITs	$25,343,538	$536,289	—
Diversified REITs	4,812,989	22,431,989	—
Health Care REITs	22,013,009	2,985,039	—
Hotel & Resort REITs	5,289,757	2,460,675	—
Industrial REITs	35,696,397	27,529,173	—
Multi-Family Residential REITs	27,863,274	7,191,249	—
Office REITs	4,988,115	15,429,716	—
Other Specialized REITs	12,121,218	661,161	—
Retail REITs	32,341,366	22,644,770	—
Self Storage REITs	19,080,382	1,941,349	—
Single-Family Residential REITs	13,993,289	147,016	—
Other REITs	31,799,208	—	—
Rights	—	2,616	—
Short-Term Investments	3,689,380	—	—
	$239,031,922	$103,961,042	—
156

Avantis U.S. Equity ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,665,904,072	—	—
Escrow Interests	—	$22	—
Short-Term Investments	9,678,406	—	—
	$4,675,582,478	$22	—

Avantis U.S. Large Cap Value ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,481,009,329	—	—
Short-Term Investments	2,242,054	—	—
	$1,483,251,383	—	—

Avantis U.S. Small Cap Equity ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$448,751,838	—	—
Short-Term Investments	10,085,112	—	—
	$458,836,950	—	—

Avantis U.S. Small Cap Value ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$6,805,210,699	—	—
Short-Term Investments	39,619,253	—	—
	$6,844,829,952	—	—

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

Avantis Real Estate ETF concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

157

Avantis U.S. Small Cap Equity ETF and Avantis U.S. Small Cap Value ETF invest in common stocks of small companies. Because of this, the funds may be subject to greater risk and market fluctuations than funds investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 (except as noted) were as follows:

	2023		2022
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis Inflation Focused Equity ETF(1)	$262,700	—	N/A	N/A
Avantis Real Estate ETF(2)	$7,388,828	—	$637,460	—
Avantis U.S. Equity ETF	$56,423,478	—	$24,641,184	—
Avantis U.S. Large Cap Value ETF(3)	$17,645,474	—	$2,368,608	—
Avantis U.S. Small Cap Equity ETF(4)	$1,517,184	—	$32,394	—
Avantis U.S. Small Cap Value ETF	$95,481,240	—	$36,861,258	—
(1)September 27, 2022 (fund inception) through August 31, 2023.
(2)September 28, 2021 (fund inception) through August 31, 2022.
(3)September 21, 2021 (fund inception) through August 31, 2022.
(4)January 11, 2022 (fund inception) through August 31, 2022.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Avantis Inflation Focused Equity ETF	Avantis Real Estate ETF	Avantis U.S. Equity ETF	Avantis U.S. Large Cap Value ETF	Avantis U.S. Small Cap Equity ETF	Avantis U.S. Small Cap Value ETF
Capital paid in	$(514,833)	$2,371,669	$81,875,149	$39,720,022	$10,748,701	$206,393,006
Distributable earnings	$514,833	$(2,371,669)	$(81,875,149)	$(39,720,022)	$(10,748,701)	$(206,393,006)

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Inflation Focused Equity ETF	Avantis Real Estate ETF	Avantis U.S. Equity ETF
Federal tax cost of investments	$3,591,978	$373,371,416	$4,267,778,829
Gross tax appreciation of investments	$153,249	$6,883,150	$649,285,854
Gross tax depreciation of investments	(309,426)	(37,261,602)	(241,482,183)
Net tax appreciation (depreciation) of investments	(156,177)	(30,378,452)	407,803,671
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	—	(6,091)	—
Net tax appreciation (depreciation)	$(156,177)	$(30,384,543)	$407,803,671
Undistributed ordinary income	—	$3,030,224	$13,276,245
Accumulated short-term capital losses	$(108,211)	$(2,248,981)	$(18,458,128)
Accumulated long-term capital losses	—	$(17,570)	$(12,049,010)

	Avantis U.S. Large Cap Value ETF	Avantis U.S. Small Cap Equity ETF	Avantis U.S. Small Cap Value ETF
Federal tax cost of investments	$1,405,049,792	$445,281,897	$6,511,870,052
Gross tax appreciation of investments	$121,680,971	$38,752,881	$836,133,110
Gross tax depreciation of investments	(43,479,380)	(25,197,828)	(503,173,210)
Net tax appreciation (depreciation) of investments	$78,201,591	$13,555,053	$332,959,900
Undistributed ordinary income	$5,437,570	$1,314,362	$24,200,271
Accumulated short-term capital losses	$(27,855,088)	$(2,715,799)	$(162,086,076)
Accumulated long-term capital losses	$(9,554,413)	$(27,672)	$(86,787,107)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies, return of capital dividends received and tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Inflation Focused Equity ETF
2023(4)	$49.39	1.14	8.79	9.93	(1.97)	$57.35	20.37%	0.25%(5)	2.19%(5)	7%	$3,441

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 27, 2022 (fund inception) through August 31, 2023.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Real Estate ETF
2023	$44.99	1.44	(4.61)	(3.17)	(1.29)	0.01	$40.54	(7.04)%	0.17%	3.48%	5%	$340,560
2022(4)	$50.00	1.40	(5.82)	(4.42)	(0.64)	0.05	$44.99	(8.86)%	0.17%(5)	3.17%(5)	7%	$143,966

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 28, 2021 (fund inception) through August 31, 2022.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis U.S. Equity ETF
2023	$68.81	1.24	7.84	9.08	(1.15)	$76.74	13.37%	0.15%	1.74%	1%	$4,675,604
2022	$76.82	1.12	(8.15)	(7.03)	(0.98)	$68.81	(9.21)%	0.15%	1.52%	4%	$2,522,737
2021	$56.13	0.93	20.54	21.47	(0.78)	$76.82	38.56%	0.15%	1.36%	4%	$1,486,458
2020(4)	$50.00	0.82	5.84	6.66	(0.53)	$56.13	13.50%	0.15%(5)	1.76%(5)	3%	$436,099

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis U.S. Large Cap Value ETF
2023	$48.91	1.20	5.62	6.82	(1.09)	$54.64	14.19%	0.15%	2.32%	18%	$1,483,947
2022(4)	$50.00	1.16	(1.65)	(0.49)	(0.60)	$48.91	(1.03)%	0.15%(5)	2.44%(5)	23%	$494,955

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 21, 2021 (fund inception) through August 31, 2022.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis U.S. Small Cap Equity ETF
2023	$43.86	0.73	2.68	3.41	(0.57)	$46.70	7.91%	0.25%	1.61%	9%	$449,761
2022(4)	$50.00	0.42	(6.39)	(5.97)	(0.17)	$43.86	(11.95)%	0.25%(5)	1.50%(5)	14%	$26,315

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)January 11, 2022 (fund inception) through August 31, 2022.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis U.S. Small Cap Value ETF
2023	$74.04	1.59	7.03	8.62	(1.46)	$81.20	11.88%	0.25%	2.08%	7%	$6,820,449
2022	$75.49	1.36	(1.70)	(0.34)	(1.11)	$74.04	(0.47)%	0.25%	1.77%	24%	$3,675,290
2021	$44.97	1.16	30.24	31.40	(0.88)	$75.49	70.34%	0.25%	1.72%	22%	$1,570,143
2020(4)	$50.00	0.72	(5.30)	(4.58)	(0.45)	$44.97	(9.09)%	0.25%(5)	1.87%(5)	20%	$355,298

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Inflation Focused Equity ETF, Avantis® Real Estate ETF, Avantis® U.S. Equity ETF, Avantis® U.S. Large Cap Value ETF, Avantis® U.S. Small Cap Equity ETF, and Avantis® U.S. Small Cap Value ETF (the “Funds”), six of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® Inflation Focused Equity ETF	For the period from September 27, 2022 (fund inception) through August 31, 2023
Avantis® Real Estate ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and the period from September 28, 2021 (fund inception) through August 31, 2022
Avantis® U.S. Equity ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and the period from September 24, 2019 (fund inception) through August 31, 2020
Avantis® U.S. Large Cap Value ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and the period from September 21, 2021 (fund inception) through August 31, 2022
Avantis® U.S. Small Cap Equity ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and the period from January 11, 2022 (fund inception) through August 31, 2022
Avantis® U.S. Small Cap Value ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and the period from September 24, 2019 (fund inception) through August 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
167

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 21, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Funds;
•the wide range of programs and services the Advisor and other service providers provide to the Funds and their shareholders on a routine and non-routine basis;
•the Funds’ investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Funds compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Funds;
•any collateral benefits derived by the Advisor from the management of the Funds;
•fees and expenses associated with any investment by the Funds in other funds;
•payments to intermediaries by the Funds and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.
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In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for Avantis U.S. Equity ETF and Avantis U.S. Small Cap Value ETF was above each Fund’s respective benchmark for the one- and three-year periods reviewed by the Board. The performance for Avantis U.S. Large Cap Value ETF was above the Fund’s benchmark for the one-year period reviewed by the Board. The performance for Avantis Real Estate ETF was below the Fund’s benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

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Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis Inflation Focused Equity ETF, Avantis U.S. Equity ETF, Avantis U.S. Large Cap Value ETF, and Avantis U.S. Small Cap Equity ETF was below the median of the total expense ratios of each Fund’s peer expense universe and was within the range of its peer expense group. The unified fee charged to shareholders of Avantis U.S. Small Cap Value ETF was below the median of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The unified fee charged to shareholders of Avantis Real Estate ETF was the lowest of the total expense ratios of its peer expense universe and its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

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Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

174

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

175

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2023.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2023 as qualified for the corporate dividends received deduction.

Avantis Inflation Focused Equity ETF	Avantis Real Estate ETF	Avantis U.S. Equity ETF	Avantis U.S. Large Cap Value ETF	Avantis U.S. Small Cap Equity ETF	Avantis U.S. Small Cap Value ETF
$262,700	—	$56,423,478	$17,645,474	$1,509,843	$95,395,194

Avantis Inflation Focused Equity ETF and Avantis U.S. Equity ETF utilized earnings and profits of $18,409 and $1,123,659, respectively, distributed to shareholders on redemptions of shares as part of the dividends paid deduction (tax equalization).
176

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97504 2310

Annual Report

August 31, 2023

Avantis® Emerging Markets Equity ETF (AVEM)
Avantis® Emerging Markets Value ETF (AVES)
Avantis® International Equity ETF (AVDE)
Avantis® International Large Cap Value ETF (AVIV)
Avantis® International Small Cap Equity ETF (AVDS)
Avantis® International Small Cap Value ETF (AVDV)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors

Performance

Avantis Emerging Markets Equity ETF (AVEM)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	7.45%	4.17%	9/17/2019
Market Price	7.95%	4.20%	9/17/2019
MSCI Emerging Markets IMI Index	2.79%	2.51%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 17, 2019

Value on August 31, 2023
Net Asset Value — $11,752

MSCI Emerging Markets IMI Index — $11,030

Total Annual Fund Operating Expenses
0.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Emerging Markets Equity ETF seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging markets countries.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Emerging Markets Equity ETF returned 7.95% on a market price basis. On a net asset value (NAV) basis, the fund returned 7.45%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the broad emerging markets stock universe, as measured by the MSCI Emerging Markets Investable Market Index (IMI), which returned 2.79% for the reporting period. The MSCI Emerging Markets IMI is an unmanaged index generally representative of the performance of emerging markets stocks across capitalization categories.
The outperformance versus the index was largely due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values. These value-oriented companies generally outperformed companies with lower levels of profitability and higher prices relative to their book values, or more growth-oriented firms. The fund’s underweight to growth-oriented companies versus the index also aided results.

Value stocks, as measured by the MSCI Emerging Markets IMI Value, returned 6.28% for the period. Growth stocks, as measured by the MSCI Emerging Markets IMI Growth, returned -0.41%.

Fund Characteristics

AUGUST 31, 2023

Avantis Emerging Markets Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	100.1%
Rights	—*
Warrants	—*
Corporate Bonds	—*
Short-Term Investments	0.8%
Other Assets and Liabilities	(0.9)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	26.0%
India	18.1%
Taiwan	17.8%
South Korea	14.2%
Brazil	6.0%

Performance

Avantis Emerging Markets Value ETF (AVES)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	8.03%	-3.97%	9/28/2021
Market Price	8.29%	-3.83%	9/28/2021
MSCI Emerging Markets IMI Value Index	6.28%	-4.98%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 28, 2021

Value on August 31, 2023
Net Asset Value — $9,250

MSCI Emerging Markets IMI Value Index — $9,065

Total Annual Fund Operating Expenses
0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Emerging Markets Value ETF seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies with higher profitability and value characteristics. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of larger companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging markets countries.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Emerging Markets Value ETF returned 8.29% on a market price basis. On a net asset value (NAV) basis, the fund returned 8.03%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the broad emerging markets value stock universe, as measured by the MSCI Emerging Markets Investable Market Index (IMI) Value, which returned 6.28% for the reporting period. The MSCI Emerging Markets IMI Value is an unmanaged index generally representative of the performance of emerging markets stocks with lower price-to-book ratios and lower forecasted growth values across capitalization categories.

The outperformance versus the index was largely due to the fund’s emphasis on companies with the highest levels of profitability and lower prices relative to their book values. These companies generally outperformed firms with lower levels of profitability and higher prices relative to their book values. The fund’s underweight versus the index in companies with lower profitability and higher prices also aided results.

Fund Characteristics

AUGUST 31, 2023

Avantis Emerging Markets Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.9%
Rights	—*
Warrants	—*
Short-Term Investments	1.2%
Other Assets and Liabilities	(1.1)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	26.1%
India	18.5%
Taiwan	18.1%
South Korea	14.5%
Brazil	5.8%

Performance

Avantis International Equity ETF (AVDE)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	16.73%	6.01%	9/24/2019
Market Price	16.80%	6.05%	9/24/2019
MSCI World ex USA IMI Index	15.31%	5.19%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2023
Net Asset Value — $12,585

MSCI World ex USA IMI Index — $12,204

Total Annual Fund Operating Expenses
0.23%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Equity ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an emphasis on the securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis International Equity ETF returned 16.80% on a market price basis. On a net asset value (NAV) basis, the fund returned 16.73%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the total non-U.S. developed markets stock universe, as measured by the MSCI World ex USA Investable Market Index (IMI), which returned 15.31% for the reporting period. The MSCI World ex USA IMI is an unmanaged index generally representative of the performance of non-U.S. developed markets stocks across capitalization categories.
The outperformance versus the index was largely due to the fund’s underweight to companies with the lowest levels of profitability and book-to-market values. These growth-oriented companies generally underperformed companies with higher levels of profitability and lower prices relative to their book values. The fund’s overweight to companies with higher levels of profitability and book-to-market values also aided results.

Value stocks, as measured by the MSCI World ex USA IMI Value, returned 17.42% for the reporting period. These securities outperformed growth stocks, which returned 13.27%, according to the MSCI World ex USA IMI Growth.

Avoiding real estate investment trusts (REITs) also aided results, as REITs underperformed for the period.

Fund Characteristics

AUGUST 31, 2023

Avantis International Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Rights	—*
Warrants	—*
Short-Term Investments	2.5%
Other Assets and Liabilities	(2.0)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	21.2%
United Kingdom	13.3%
Canada	10.4%
France	10.0%
Switzerland	8.4%

Performance

Avantis International Large Cap Value ETF (AVIV)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	20.03%	1.70%	9/28/2021
Market Price	20.17%	1.84%	9/28/2021
MSCI World ex USA Value Index	18.48%	2.83%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 28, 2021

Value on August 31, 2023
Net Asset Value — $10,330

MSCI World ex USA Value Index — $10,551

Total Annual Fund Operating Expenses
0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Large Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with higher profitability and value characteristics. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of large-capitalization (large-cap) companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis International Large Cap Value ETF returned 20.17% on a market price basis. On a net asset value (NAV) basis, the fund returned 20.03%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the total non-U.S. developed markets value stock universe, as measured by the MSCI World ex USA Value Index, which returned 18.48% for the reporting period. The MSCI World ex USA Value Index is an unmanaged index generally representative of the performance of non-U.S. developed markets stocks with lower price-to-book ratios and lower forecasted growth values.

The outperformance versus the index was largely due to the fund’s underweight versus the index in companies with the lowest profitability and book-to-market characteristics. Overweighting companies with the highest profitability and book-to-market traits also aided relative results. Additionally, avoiding real estate investment trusts (REITs) boosted performance versus the index, as REITs underperformed for the reporting period.

Fund Characteristics

AUGUST 31, 2023

Avantis International Large Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Short-Term Investments	4.4%
Other Assets and Liabilities	(3.9)%

Top Five Countries	% of net assets
Japan	19.3%
United Kingdom	18.2%
Canada	10.3%
Germany	8.8%
France	8.6%

Performance

Avantis International Small Cap Equity ETF (AVDS)
Total Returns as of August 31, 2023
	Since Inception	Inception Date
Net Asset Value	-3.11%	7/18/2023
Market Price	-2.73%	7/18/2023
MSCI World ex USA Small Cap Index	-3.17%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Total Annual Fund Operating Expenses
0.30%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis International Small Cap Equity ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. small-capitalization (small-cap) value companies across countries, market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies with higher profitability and value characteristics. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of larger companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the fund’s inception on July 18, 2023, through August 31, 2023, Avantis International Small Cap Equity ETF returned -2.73%* on a market price basis. On a net asset value (NAV) basis, the fund returned -3.11%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the total non-U.S. developed markets small-cap stock universe, as measured by the MSCI World ex USA Small Cap Index, which returned -3.17% for the reporting period. The MSCI World ex USA Small Cap Index is an unmanaged index generally representative of the performance of non-U.S. developed markets small-cap stocks.

The outperformance versus the index was largely due to the fund’s emphasis on small-cap companies with higher levels of profitability and lower prices relative to their book values. These companies generally outperformed those with lower levels of profitability and higher prices relative to their book values.

*Total returns for periods less than one year are not annualized.

Fund Characteristics

AUGUST 31, 2023

Avantis International Small Cap Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Rights	—*
Other Assets and Liabilities	0.2%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	29.2%
United Kingdom	13.6%
Canada	9.9%
Australia	8.7%
Sweden	4.7%

Performance

Avantis International Small Cap Value ETF (AVDV)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	14.97%	6.94%	9/24/2019
Market Price	15.07%	6.99%	9/24/2019
MSCI World ex USA Small Cap Index	8.77%	4.07%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2023
Net Asset Value — $13,026

MSCI World ex USA Small Cap Index — $11,700

Total Annual Fund Operating Expenses
0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Small Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. small-capitalization (small-cap) value companies across countries, market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies with higher profitability and value characteristics. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of larger companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis International Small Cap Value ETF returned 15.07% on a market price basis. On a net asset value (NAV) basis, the fund returned 14.97%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the total non-U.S. developed markets small-cap stock universe, as measured by the MSCI World ex USA Small Cap Index, which returned 8.77% for the reporting period. The MSCI World ex USA Small Cap Index is an unmanaged index generally representative of the performance of non-U.S. developed markets small-cap stocks.

The outperformance versus the index was largely due to the fund’s emphasis on small-cap companies with the highest levels of profitability and lower prices relative to their book values. These value-oriented companies generally outperformed growth-oriented companies with lower levels of profitability and higher prices relative to their book values, which the fund underweighted. For example, small-cap value stocks, as measured by the MSCI World ex USA Small Cap Value Index, returned 11.50% for the reporting period. Small-cap growth stocks, as measured by the MSCI World ex USA Small Cap Growth Index, lagged their value-style peers, returning 6.08%.

Avoiding real estate investment trusts (REITs) also aided relative results, as REITs underperformed for the period.

Fund Characteristics

AUGUST 31, 2023

Avantis International Small Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Warrants	—*
Rights	—*
Short-Term Investments	2.5%
Other Assets and Liabilities	(2.2)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	29.3%
United Kingdom	13.6%
Canada	10.1%
Australia	8.7%
Sweden	4.5%

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Avantis Emerging Markets Equity ETF
Actual	$1,000	$1,061.50	$1.71	0.33%
Hypothetical	$1,000	$1,023.54	$1.68	0.33%
Avantis Emerging Markets Value ETF
Actual	$1,000	$1,056.50	$1.87	0.36%
Hypothetical	$1,000	$1,023.39	$1.84	0.36%
Avantis International Equity ETF
Actual	$1,000	$1,041.30	$1.18	0.23%
Hypothetical	$1,000	$1,024.05	$1.17	0.23%
Avantis International Large Cap Value ETF
Actual	$1,000	$1,042.70	$1.29	0.25%
Hypothetical	$1,000	$1,023.95	$1.28	0.25%
Avantis International Small Cap Equity ETF
Actual	$1,000	$968.90	$0.36(2)	0.30%
Hypothetical	$1,000	$1,023.69	$1.53	0.30%
Avantis International Small Cap Value ETF
Actual	$1,000	$1,030.20	$1.84	0.36%
Hypothetical	$1,000	$1,023.39	$1.84	0.36%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 45, the number of days in the period from July 18, 2023 (fund inception) through August 31, 2023, divided by 365, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.

Schedules of Investments

AUGUST 31, 2023

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
COMMON STOCKS — 100.1%
Brazil — 6.0%
3R Petroleum Oleo E Gas SA(1)	288,893	$1,930,990
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA(1)	36,000	7,124
AES Brasil Energia SA(1)	146,110	326,325
Aliansce Sonae Shopping Centers SA	523,926	2,410,120
Alpargatas SA, Preference Shares(1)	62,700	107,369
Alupar Investimento SA	49,712	286,102
Ambev SA, ADR	1,314,112	3,640,090
Americanas SA(1)	99,443	17,671
Arezzo Industria e Comercio SA	7,300	105,357
Atacadao SA	172,300	359,419
Auren Energia SA	145,183	404,585
Azul SA, ADR(1)(2)	42,021	365,162
B3 SA - Brasil Bolsa Balcao	778,500	2,035,839
Banco ABC Brasil SA(1)	7,000	25,925
Banco ABC Brasil SA, Preference Shares	142,710	528,529
Banco BMG SA, Preference Shares	46,900	23,014
Banco Bradesco SA	329,798	885,091
Banco Bradesco SA, ADR	2,173,271	6,498,080
Banco BTG Pactual SA	408,200	2,676,519
Banco do Brasil SA	432,390	4,139,621
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	435,500	1,073,789
Banco Pan SA, Preference Shares	145,900	259,860
Banco Santander Brasil SA, ADR	292,565	1,594,479
BB Seguridade Participacoes SA	256,200	1,576,400
Bemobi Mobile Tech SA	41,300	97,661
Blau Farmaceutica SA	22,200	79,887
BrasilAgro - Co. Brasileira de Propriedades Agricolas	59,000	283,917
Braskem SA, Class A, ADR(1)	76,118	672,883
BRF SA, ADR(1)(2)	598,664	1,095,555
C&A MODAS SA(1)	89,500	97,054
Camil Alimentos SA	65,500	111,238
CCR SA	796,200	2,017,813
Centrais Eletricas Brasileiras SA, ADR	282,548	2,008,916
Centrais Eletricas Brasileiras SA, Class B Preference Shares	45,200	356,156
Cia Brasileira de Aluminio	85,400	73,810
Cia Brasileira de Distribuicao, ADR(1)	503,087	495,490
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	260,860	3,025,976
Cia de Saneamento de Minas Gerais Copasa MG	399,000	1,434,194
Cia de Saneamento do Parana	141,200	639,842
Cia de Saneamento do Parana, Preference Shares	1,141,500	1,044,213
Cia Energetica de Minas Gerais, ADR	910,653	2,221,993
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	46,900	435,090

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Cia Paranaense de Energia	86,000	$140,495
Cia Paranaense de Energia, ADR(2)	187,574	1,603,758
Cia Paranaense de Energia, Preference Shares	1,252,800	2,200,979
Cia Siderurgica Nacional SA, ADR	1,105,875	2,698,335
Cielo SA	1,066,100	805,164
Clear Sale SA(1)	38,200	36,333
Construtora Tenda SA(1)	101,900	265,653
Cosan SA	375,296	1,328,528
CPFL Energia SA	99,800	691,056
Cristal Pigmentos do Brasil SA, Preference Shares	1,700	13,114
CTEEP-Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	83,700	420,524
Cury Construtora e Incorporadora SA	81,500	267,111
CVC Brasil Operadora e Agencia de Viagens SA(1)	75,000	37,712
Cyrela Brazil Realty SA Empreendimentos e Participacoes	432,900	1,961,668
Desktop - Sigmanet Comunicacao Multimidia SA	17,400	52,249
Dexco SA	232,111	375,442
Dexxos Participacoes SA	17,400	39,002
Direcional Engenharia SA	130,200	524,528
EcoRodovias Infraestrutura e Logistica SA	450,200	679,111
Embraer SA, ADR(1)(2)	293,657	4,592,795
Empreendimentos Pague Menos SA	45,100	35,063
Enauta Participacoes SA	201,200	642,761
Energisa SA	263,100	2,462,553
Eneva SA(1)	355,700	863,383
Engie Brasil Energia SA	115,000	975,586
Equatorial Energia SA	481,662	3,042,455
Eternit SA	88,500	160,664
Eucatex SA Industria e Comercio, Preference Shares	16,500	41,150
Even Construtora e Incorporadora SA	70,200	91,293
Ez Tec Empreendimentos e Participacoes SA	141,000	627,831
Fleury SA	70,192	208,504
Fras-Le SA	35,437	99,898
Gafisa SA(1)	14,183	14,721
Gerdau SA, ADR	1,527,487	7,958,207
Gol Linhas Aereas Inteligentes SA, ADR(1)(2)	40,940	119,545
Gol Linhas Aereas Inteligentes SA, Preference Shares(1)	81,320	115,443
GPS Participacoes e Empreendimentos SA	35,800	132,658
Grendene SA	160,800	218,208
Grupo Mateus SA(1)	263,700	360,507
Grupo SBF SA	135,700	197,300
Guararapes Confeccoes SA	63,800	80,909
Hapvida Participacoes e Investimentos SA(1)	509,285	440,169
Hidrovias do Brasil SA(1)	448,500	344,160
Hypera SA	61,400	480,829
Iguatemi SA	476,694	1,986,847
Iguatemi SA	2	1
Infracommerce CXAAS SA(1)	3,800	1,450
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	47,400	211,249
Inter & Co., Inc.(1)	5,965	24,272

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
International Meal Co. Alimentacao SA, Class A(1)	63,300	$27,483
Iochpe Maxion SA	159,900	458,836
Irani Papel e Embalagem SA	78,400	173,517
IRB-Brasil Resseguros SA(1)	130,893	1,137,108
Itau Unibanco Holding SA, ADR	2,346,586	12,906,223
Jalles Machado SA	92,200	155,465
JBS SA	156,100	583,793
JHSF Participacoes SA	302,300	291,797
Kepler Weber SA	129,100	290,420
Klabin SA	597,100	2,746,729
Lavvi Empreendimentos Imobiliarios SA	108,980	180,678
Light SA(1)	274,300	335,671
Localiza Rent a Car SA	316,876	4,051,774
Locaweb Servicos de Internet SA	218,700	313,561
LOG Commercial Properties e Participacoes SA	38,700	145,358
Log-in Logistica Intermodal SA(1)	35,767	296,924
Lojas Renner SA	172,700	561,479
LPS Brasil Consultoria de Imoveis SA	47,300	25,598
M Dias Branco SA	16,700	125,451
Magazine Luiza SA(1)	295,700	165,404
Mahle-Metal Leve SA	35,500	341,376
Marcopolo SA	4,900	4,848
Marcopolo SA, Preference Shares	428,600	522,762
Marfrig Global Foods SA	249,200	365,845
Marisa Lojas SA(1)	43,087	5,830
Meliuz SA(1)	20,730	28,466
Metalurgica Gerdau SA, Preference Shares	674,400	1,590,653
Mills Estruturas e Servicos de Engenharia SA	204,100	502,414
Minerva SA	236,100	403,349
Mitre Realty Empreendimentos E Participacoes LTDA	16,000	17,092
Movida Participacoes SA	207,600	527,798
MRV Engenharia e Participacoes SA	531,400	1,219,031
Multilaser Industrial SA(1)	127,700	81,488
Multiplan Empreendimentos Imobiliarios SA	116,500	576,613
Natura & Co. Holding SA(1)	51,756	159,280
Odontoprev SA	180,340	375,098
Omega Energia SA(1)	82,409	166,913
Pet Center Comercio e Participacoes SA	299,500	332,640
Petroleo Brasileiro SA, ADR	1,279,693	17,979,687
Petroleo Brasileiro SA, ADR, Preference Shares	1,637,574	21,190,207
Petroreconcavo SA	78,200	366,677
Plano & Plano Desenvolvimento Imobiliario SA	21,700	44,960
Porto Seguro SA	25,400	133,974
Portobello SA	79,200	104,597
Positivo Tecnologia SA	74,100	121,354
PRIO SA(1)	324,000	3,053,499
Qualicorp Consultoria e Corretora de Seguros SA	50,200	35,886
Raia Drogasil SA	273,728	1,537,217
Randon SA Implementos e Participacoes, Preference Shares	199,800	481,742
Rede D'Or Sao Luiz SA	204,143	1,179,005

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Romi SA	62,482	$161,250
Rumo SA	400,600	1,803,167
Santos Brasil Participacoes SA	286,400	495,064
Sao Martinho SA	109,600	796,761
Sendas Distribuidora SA, ADR(2)	197,545	2,313,252
Ser Educacional SA(1)	19,800	24,790
SIMPAR SA	143,700	287,281
Sinqia SA	19,700	108,802
SLC Agricola SA	97,108	792,230
Smartfit Escola de Ginastica e Danca SA(1)	36,500	150,878
StoneCo Ltd., A Shares(1)	322,535	3,954,279
Suzano SA, ADR	488,614	4,944,774
SYN prop e tech SA(1)	61,800	51,042
Taurus Armas SA, Preference Shares	61,600	184,599
Tegma Gestao Logistica SA	17,000	87,780
Telefonica Brasil SA, ADR(2)	54,440	459,474
TIM SA, ADR(2)	173,434	2,542,542
TOTVS SA	307,200	1,710,923
Transmissora Alianca de Energia Eletrica SA	112,600	779,461
Tres Tentos Agroindustrial SA	35,800	98,319
Trisul SA	38,400	41,641
Tupy SA	63,200	330,801
Ultrapar Participacoes SA, ADR	1,081,805	3,937,770
Unipar Carbocloro SA, Class B Preference Shares	105,760	1,646,397
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A Preference Shares	419,000	582,127
Vale SA, ADR	1,765,538	23,252,135
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	39,700	134,684
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	157,000	373,157
Via SA(1)	1,810,500	467,976
Vibra Energia SA	629,000	2,335,863
Vivara Participacoes SA	3,800	20,703
Vulcabras Azaleia SA	42,200	168,730
WEG SA	305,400	2,207,220
Wilson Sons Holdings Brasil SA	59,000	149,762
Wiz Co.	47,900	57,166
XP, Inc., Class A(1)	126,926	3,216,305
YDUQS Participacoes SA	48,300	198,484
Zamp SA(1)	143,800	156,808
		227,588,288
Chile — 0.6%
Aguas Andinas SA, A Shares	1,514,980	512,655
Banco de Chile	21,450,372	2,339,862
Banco de Credito e Inversiones SA	45,768	1,325,963
Banco Itau Chile SA	9,942	108,800
Banco Santander Chile, ADR(2)	115,359	2,206,818
Besalco SA	44,236	24,594
CAP SA	69,782	490,696
Cencosud SA	592,777	1,265,421
Cencosud Shopping SA	172,732	291,140

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Cia Cervecerias Unidas SA, ADR	20,801	$306,399
Cia Sud Americana de Vapores SA	13,984,932	925,970
Colbun SA	11,120,293	1,727,199
Embotelladora Andina SA, Class B Preference Shares	303,175	764,227
Empresa Nacional de Telecomunicaciones SA	197,556	732,720
Empresas CMPC SA	918,695	1,668,072
Empresas COPEC SA	172,128	1,261,314
Enel Americas SA(1)	6,738,218	802,992
Enel Chile SA	27,202,518	1,828,253
Engie Energia Chile SA(1)	432,173	425,297
Falabella SA	59,522	146,619
Forus SA	124	234
Grupo Security SA	164,860	41,768
Inversiones Aguas Metropolitanas SA	98,703	80,114
Parque Arauco SA	580,504	859,353
Ripley Corp. SA	1,188,138	261,301
Sociedad Quimica y Minera de Chile SA, ADR	58,459	3,658,949
Vina Concha y Toro SA	25,279	31,690
		24,088,420
China — 26.0%
361 Degrees International Ltd.	442,000	232,577
3SBio, Inc.	2,470,000	2,065,588
AAC Technologies Holdings, Inc.(2)	1,345,000	2,605,334
Agile Group Holdings Ltd.(1)(2)	2,024,000	229,338
Agora, Inc., ADR(1)	37,989	106,369
Agricultural Bank of China Ltd., H Shares	14,205,000	4,868,828
Air China Ltd., H Shares(1)	54,000	39,972
AK Medical Holdings Ltd.	230,000	184,824
Alibaba Group Holding Ltd., ADR(1)	866,174	80,467,565
Alibaba Pictures Group Ltd.(1)(2)	12,040,000	797,637
A-Living Smart City Services Co. Ltd.(1)(2)	1,229,250	784,474
Alliance International Education Leasing Holdings Ltd.(1)(2)	382,000	63,254
Aluminum Corp. of China Ltd., H Shares	2,578,000	1,243,719
ANE Cayman, Inc.(1)	100,000	70,771
Anhui Conch Cement Co. Ltd., H Shares	830,500	2,312,489
Anhui Expressway Co. Ltd., H Shares	304,000	297,858
ANTA Sports Products Ltd.	1,019,200	11,489,648
Anton Oilfield Services Group(1)	330,000	18,503
Archosaur Games, Inc.(1)	151,000	69,736
Ascletis Pharma, Inc.(1)	185,000	51,810
Asia Cement China Holdings Corp.	188,500	73,625
AsiaInfo Technologies Ltd.	17,600	21,462
Autohome, Inc., ADR	117,993	3,409,998
BAIC Motor Corp. Ltd., H Shares	266,000	73,548
Baidu, Inc., ADR(1)	33,737	4,818,656
BAIOO Family Interactive Ltd.	448,000	17,700
Bairong, Inc.(1)	27,500	33,680
Bank of China Ltd., H Shares	49,354,000	16,726,911
Bank of Chongqing Co. Ltd., H Shares	300,500	153,916
Bank of Communications Co. Ltd., H Shares	6,371,000	3,646,444

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
BeiGene Ltd., ADR(1)	11,267	$2,338,466
Beijing Capital International Airport Co. Ltd., H Shares(1)	1,134,000	593,790
Beijing Chunlizhengda Medical Instruments Co. Ltd., H Shares	7,500	12,719
Beijing Enterprises Holdings Ltd.	494,000	1,850,767
Beijing Enterprises Water Group Ltd.	3,126,000	720,196
Beijing Jingneng Clean Energy Co. Ltd., H Shares	1,386,000	294,906
Beijing North Star Co. Ltd., H Shares(1)	4,000	408
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	582,000	1,054,876
Bilibili, Inc., ADR(1)(2)	260	3,934
Binjiang Service Group Co. Ltd.	52,500	117,193
BOC Aviation Ltd.	380,700	2,855,396
BOE Varitronix Ltd.	507,000	491,769
Bosideng International Holdings Ltd.	6,586,000	2,584,434
Brii Biosciences Ltd.(1)	109,000	39,588
BYD Co. Ltd., H Shares	424,000	13,318,120
BYD Electronic International Co. Ltd.	1,355,000	6,275,686
C&D International Investment Group Ltd.	358,264	910,452
C&D Property Management Group Co. Ltd.	205,747	95,049
Cabbeen Fashion Ltd.	102,000	9,890
Canaan, Inc., ADR(1)(2)	583,659	1,173,155
Cango, Inc., ADR	4,407	5,421
Canvest Environmental Protection Group Co. Ltd.(2)	520,000	278,187
Cathay Media & Education Group, Inc.	96,000	11,390
Central China Management Co. Ltd.	499,000	22,286
Central China New Life Ltd.(1)	385,000	102,143
Central China Real Estate Ltd.(1)	218,000	2,999
CGN Mining Co. Ltd.(1)	2,070,000	242,614
Changsha Broad Homes Industrial Group Co. Ltd., H Shares(1)	53,400	17,850
Chaowei Power Holdings Ltd.	168,000	30,185
Cheerwin Group Ltd.	115,000	23,602
Chen Lin Education Group Holdings Ltd.(1)	16,000	3,876
China Automotive Systems, Inc.(1)	5,187	21,734
China BlueChemical Ltd., H Shares	2,232,000	554,654
China Bohai Bank Co. Ltd., H Shares(1)	1,012,500	156,032
China Cinda Asset Management Co. Ltd., H Shares	13,105,000	1,285,135
China CITIC Bank Corp. Ltd., H Shares	9,765,000	4,346,094
China Coal Energy Co. Ltd., H Shares	1,977,000	1,348,665
China Communications Services Corp. Ltd., H Shares	5,258,000	2,367,207
China Conch Venture Holdings Ltd.	1,723,500	1,693,402
China Construction Bank Corp., H Shares	57,240,000	30,626,310
China Datang Corp. Renewable Power Co. Ltd., H Shares	7,041,000	1,751,050
China Dongxiang Group Co. Ltd.	1,053,000	36,193
China East Education Holdings Ltd.	1,729,000	741,211
China Eastern Airlines Corp. Ltd., H Shares(1)(2)	116,000	40,929
China Education Group Holdings Ltd.	1,477,000	1,255,104
China Everbright Bank Co. Ltd., H Shares	2,549,000	734,166
China Everbright Environment Group Ltd.	5,072,000	1,847,539
China Everbright Greentech Ltd.	289,000	31,659
China Everbright Ltd.	984,000	573,981
China Everbright Water Ltd. (Singapore)(2)	138,500	20,918

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
China Feihe Ltd.	6,540,000	$3,931,978
China Foods Ltd.	282,000	104,511
China Galaxy Securities Co. Ltd., H Shares	4,023,500	2,164,498
China Gas Holdings Ltd.	2,698,200	2,753,979
China General Education Group Ltd.(1)	60,000	11,897
China Glass Holdings Ltd.(2)	622,000	55,397
China Hanking Holdings Ltd.	175,000	15,364
China Harmony Auto Holding Ltd.	269,500	28,169
China High Speed Transmission Equipment Group Co. Ltd.(1)	437,000	141,949
China Hongqiao Group Ltd.(2)	3,976,500	3,958,307
China International Capital Corp. Ltd., H Shares	1,162,400	2,232,542
China Kepei Education Group Ltd.	130,000	35,116
China Lesso Group Holdings Ltd.	1,601,000	880,488
China Life Insurance Co. Ltd., Class H	1,896,865	2,874,966
China Lilang Ltd.	164,000	80,736
China Literature Ltd.(1)	400,200	1,607,175
China Longyuan Power Group Corp. Ltd., H Shares	3,138,000	2,484,024
China Maple Leaf Educational Systems Ltd.(1)	230,000	293
China Medical System Holdings Ltd.	2,625,000	3,780,684
China Meidong Auto Holdings Ltd.(2)	556,000	418,751
China Mengniu Dairy Co. Ltd.	3,385,000	11,381,949
China Merchants Bank Co. Ltd., H Shares	2,704,500	10,709,329
China Merchants Land Ltd.	148,000	7,534
China Merchants Port Holdings Co. Ltd.	3,293,175	3,939,589
China Minsheng Banking Corp. Ltd., H Shares	6,995,500	2,246,843
China Modern Dairy Holdings Ltd.(2)	2,304,000	217,168
China National Building Material Co. Ltd., H Shares	6,196,000	3,149,215
China New Higher Education Group Ltd.	2,107,000	668,104
China Nonferrous Mining Corp. Ltd.	2,475,000	1,338,924
China Oil & Gas Group Ltd.(1)	280,000	8,068
China Oriental Group Co. Ltd.	530,000	80,985
China Pacific Insurance Group Co. Ltd., H Shares	1,989,600	4,550,314
China Petroleum & Chemical Corp., Class H	20,020,300	11,705,989
China Power International Development Ltd.	9,447,000	3,366,897
China Railway Group Ltd., H Shares	6,806,000	3,600,581
China Railway Signal & Communication Corp. Ltd., H Shares	141,000	46,705
China Rare Earth Holdings Ltd.(1)	604,000	31,969
China Reinsurance Group Corp., H Shares	302,000	19,615
China Renaissance Holdings Ltd.(1)(2)	202,700	187,907
China Resources Beer Holdings Co. Ltd.	810,000	4,755,789
China Resources Cement Holdings Ltd.	6,580,000	2,179,523
China Resources Gas Group Ltd.	217,300	610,041
China Resources Land Ltd.	1,346,000	5,689,136
China Resources Medical Holdings Co. Ltd.	2,332,000	1,731,096
China Resources Mixc Lifestyle Services Ltd.	686,600	2,966,893
China Resources Pharmaceutical Group Ltd.	1,794,000	1,197,574
China Resources Power Holdings Co. Ltd.	3,688,000	7,220,501
China Risun Group Ltd.(2)	3,283,000	1,456,774
China Ruyi Holdings Ltd.(1)(2)	1,068,000	283,208
China Sanjiang Fine Chemicals Co. Ltd.(1)	248,000	33,467

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
China SCE Group Holdings Ltd.(1)	2,606,000	$134,429
China Shenhua Energy Co. Ltd., H Shares	2,844,500	8,278,959
China Shineway Pharmaceutical Group Ltd.	316,000	312,066
China Shuifa Singyes Energy Holdings Ltd.(1)(2)	434,000	21,842
China Silver Group Ltd.(1)	376,000	13,604
China South City Holdings Ltd.(1)(2)	2,488,000	147,228
China Southern Airlines Co. Ltd., H Shares(1)	364,000	193,363
China Starch Holdings Ltd.	1,320,000	23,195
China Sunshine Paper Holdings Co. Ltd.(1)	645,500	214,946
China Suntien Green Energy Corp. Ltd., H Shares	1,196,000	420,540
China Taiping Insurance Holdings Co. Ltd.	2,359,000	2,481,952
China Tobacco International HK Co. Ltd.(2)	6,000	8,662
China Tower Corp. Ltd., H Shares	69,404,000	6,714,975
China Traditional Chinese Medicine Holdings Co. Ltd.	4,030,000	1,575,338
China Travel International Investment Hong Kong Ltd.(1)	1,524,000	289,298
China Vanke Co. Ltd., H Shares	3,845,100	4,485,383
China Water Affairs Group Ltd.	634,000	486,090
China Xinhua Education Group Ltd.	42,000	3,373
China XLX Fertiliser Ltd.	752,000	370,369
China Yongda Automobiles Services Holdings Ltd.	1,725,000	765,170
China Youran Dairy Group Ltd.(2)	683,000	127,105
China Yuhua Education Corp. Ltd.(1)	1,864,000	197,054
China ZhengTong Auto Services Holdings Ltd.(1)	518,000	28,985
Chongqing Rural Commercial Bank Co. Ltd., H Shares	683,000	241,106
Chow Tai Fook Jewellery Group Ltd.	2,145,600	3,253,508
CIFI Ever Sunshine Services Group Ltd.	1,006,000	391,248
CIFI Holdings Group Co. Ltd.(1)(2)	2,891,616	280,226
CIMC Enric Holdings Ltd.	1,782,000	1,694,885
CIMC Vehicles Group Co. Ltd., Class H	20,000	15,448
CITIC Ltd.	4,687,000	4,651,378
CITIC Securities Co. Ltd., H Shares	1,553,950	3,034,278
CMGE Technology Group Ltd.(1)	1,064,000	195,178
CMOC Group Ltd., H Shares	2,184,000	1,302,898
CNFinance Holdings Ltd., ADR(1)(2)	5,468	18,208
COFCO Joycome Foods Ltd.(1)(2)	3,055,000	707,878
Concord New Energy Group Ltd.	8,940,000	729,566
Consun Pharmaceutical Group Ltd.	108,000	71,229
Coolpad Group Ltd.(1)	1,854,000	9,222
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	136,000	142,078
COSCO SHIPPING Holdings Co. Ltd., Class H	4,775,249	4,896,943
COSCO SHIPPING International Hong Kong Co. Ltd.	166,000	70,033
COSCO SHIPPING Ports Ltd.	1,821,943	1,121,747
Country Garden Holdings Co. Ltd.(1)(2)	16,185,339	1,834,558
CPMC Holdings Ltd.(2)	165,000	121,600
Crazy Sports Group Ltd.(1)	902,000	16,782
CSPC Pharmaceutical Group Ltd.	15,675,760	11,782,023
CSSC Hong Kong Shipping Co. Ltd.	620,000	117,750
Daqo New Energy Corp., ADR(1)	102,630	3,794,231
Datang International Power Generation Co. Ltd., H Shares(2)	38,000	6,004
Dexin China Holdings Co. Ltd.(1)	444,000	19,809

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Differ Group Auto Ltd.(1)(2)	546,000	$4,526
Digital China Holdings Ltd.	836,000	270,625
Dongfeng Motor Group Co. Ltd., Class H	4,942,000	1,812,825
Dongyue Group Ltd.	3,456,000	2,965,578
Duiba Group Ltd.(1)	119,600	4,724
Dynagreen Environmental Protection Group Co. Ltd., H Shares	11,000	3,465
East Buy Holding Ltd.(1)(2)	228,000	1,154,998
E-House China Enterprise Holdings Ltd.(1)(2)	622,200	19,099
ENN Energy Holdings Ltd.	327,000	2,565,515
Essex Bio-technology Ltd.	120,000	48,667
EVA Precision Industrial Holdings Ltd.	1,202,000	104,066
Everest Medicines Ltd.(1)(2)	103,000	237,485
Excellence Commercial Property & Facilities Management Group Ltd.(2)	576,000	163,814
Fanhua, Inc., ADR(1)	23,222	155,820
FIH Mobile Ltd.(1)	1,321,000	116,226
FinVolution Group, ADR	426,432	2,140,689
Fire Rock Holdings Ltd.(1)(2)	186,000	237
First Tractor Co. Ltd., H Shares(2)	202,000	102,950
Flat Glass Group Co. Ltd., H Shares(2)	39,000	96,854
Fosun International Ltd.	2,363,000	1,477,071
Fountain SET Holdings Ltd.(1)	26,000	1,657
Fu Shou Yuan International Group Ltd.	1,071,000	796,612
Fufeng Group Ltd.	3,530,000	1,875,094
Fullshare Holdings Ltd.(1)(2)	8,515,000	41,273
Fuyao Glass Industry Group Co. Ltd., H Shares	220,800	999,088
Ganfeng Lithium Group Co. Ltd., H Shares	122,680	585,995
Gaotu Techedu, Inc., ADR(1)	96,981	279,305
GCL New Energy Holdings Ltd.(1)	336,237	21,226
GCL Technology Holdings Ltd.	20,010,000	3,465,847
GDS Holdings Ltd., Class A(1)	868,100	1,288,887
Geely Automobile Holdings Ltd.	6,849,000	8,502,184
Gemdale Properties & Investment Corp. Ltd.	2,760,000	119,576
Genertec Universal Medical Group Co. Ltd.	1,950,000	1,013,806
GF Securities Co. Ltd., H Shares	1,386,200	1,977,924
Global Bio-Chem Technology Group Co. Ltd.(1)	40,000	382
Global Cord Blood Corp.(1)(2)	18,571	23,214
Glorious Property Holdings Ltd.(1)	130,000	165
Glory Health Industry Ltd.(1)	17,000	128
Goldwind Science & Technology Co. Ltd., H Shares	367,400	192,720
Goodbaby International Holdings Ltd.(1)	338,000	23,268
Grand Baoxin Auto Group Ltd.(1)	22,000	657
Grand Pharmaceutical Group Ltd.	919,500	476,132
Great Wall Motor Co. Ltd., H Shares(2)	316,000	374,397
Greatview Aseptic Packaging Co. Ltd.(1)	139,000	39,149
Greenland Hong Kong Holdings Ltd.(1)	321,000	11,221
Greentown China Holdings Ltd.	515,000	611,603
Greentown Management Holdings Co. Ltd.	207,000	161,175
Guangzhou Automobile Group Co. Ltd., H Shares	926,000	487,619
Guangzhou R&F Properties Co. Ltd., H Shares(1)(2)	2,981,600	455,338
Guotai Junan Securities Co. Ltd., H Shares	69,200	81,156

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
H World Group Ltd., ADR(1)	101,234	$4,077,706
Haidilao International Holding Ltd.(2)	1,627,000	4,425,138
Haier Smart Home Co. Ltd., H Shares	1,140,400	3,532,136
Hainan Meilan International Airport Co. Ltd., H Shares(1)(2)	147,000	140,974
Haitian International Holdings Ltd.	1,196,000	2,568,212
Haitong Securities Co. Ltd., H Shares	3,150,800	1,955,010
Hangzhou Tigermed Consulting Co. Ltd., H Shares	23,800	129,909
Hansoh Pharmaceutical Group Co. Ltd.	314,000	407,981
Harbin Electric Co. Ltd., H Shares	654,000	199,826
Hebei Construction Group Corp. Ltd., H Shares(1)	31,500	2,934
Hello Group, Inc., ADR	451,043	3,892,501
Hengan International Group Co. Ltd.	1,384,000	5,133,750
Hilong Holding Ltd.(1)	968,000	27,155
Hisense Home Appliances Group Co. Ltd., H Shares	1,167,000	3,080,034
Hollysys Automation Technologies Ltd.(1)	131,912	2,485,222
Homeland Interactive Technology Ltd.	142,000	31,920
Honworld Group Ltd.(1)	7,500	474
Hope Education Group Co. Ltd.(1)(2)	7,688,000	499,218
Hopson Development Holdings Ltd.(1)	296,931	181,957
Hua Hong Semiconductor Ltd.(1)(2)	1,226,000	3,195,860
Huabao International Holdings Ltd.(2)	578,000	208,248
Huadian Power International Corp. Ltd., H Shares(2)	132,000	53,151
Huaneng Power International, Inc., H Shares(1)	1,894,000	946,008
Huatai Securities Co. Ltd., H Shares	1,645,000	2,164,479
Huaxi Holdings Co. Ltd.(1)	4,000	581
Huijing Holdings Co. Ltd.(1)(2)	516,000	3,356
HUYA, Inc., ADR(1)	109,034	292,211
Hygeia Healthcare Holdings Co. Ltd.	106,600	539,527
iDreamSky Technology Holdings Ltd.(1)	281,200	118,031
Industrial & Commercial Bank of China Ltd., H Shares	29,788,000	13,657,120
Ingdan, Inc.	198,000	31,575
Inkeverse Group Ltd.(1)	1,928,000	220,759
Innovent Biologics, Inc.(1)	162,000	724,487
iQIYI, Inc., ADR(1)	481,631	2,427,420
IVD Medical Holding Ltd.	3,000	455
JD Health International, Inc.(1)	291,200	1,570,052
JD Logistics, Inc.(1)	297,100	396,026
JD.com, Inc., ADR	65,273	2,167,716
JD.com, Inc., Class A	36,345	603,621
JH Educational Technology, Inc.	102,000	13,612
Jiangsu Expressway Co. Ltd., H Shares	692,000	624,922
Jiangxi Copper Co. Ltd., H Shares	1,035,000	1,612,015
Jinchuan Group International Resources Co. Ltd.	2,577,000	129,596
Jingrui Holdings Ltd.(1)(2)	10,000	67
Jinke Smart Services Group Co. Ltd., H Shares(1)(2)	114,400	150,252
Jinxin Fertility Group Ltd.(1)(2)	5,233,500	2,617,313
Jiumaojiu International Holdings Ltd.(2)	464,000	744,205
JNBY Design Ltd.	126,000	129,782
Joy Spreader Group, Inc.(1)	363,000	20,594
JOYY, Inc., ADR	56,292	1,931,941

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Jutal Offshore Oil Services Ltd.(1)	186,000	$12,571
Kangji Medical Holdings Ltd.	91,000	80,224
Kanzhun Ltd., ADR(1)	55,538	821,962
KE Holdings, Inc., ADR(1)	582,308	10,015,698
Keymed Biosciences, Inc.(1)	262,000	1,778,614
Kingboard Holdings Ltd.	1,020,000	2,314,632
Kingboard Laminates Holdings Ltd.	1,693,500	1,407,435
Kingdee International Software Group Co. Ltd.(1)	1,537,000	2,374,839
Kingsoft Cloud Holdings Ltd., ADR(1)(2)	8,181	46,550
Kingsoft Corp. Ltd.	638,200	2,543,826
Kuaishou Technology(1)	176,000	1,440,722
Kunlun Energy Co. Ltd.	3,776,000	2,764,351
KWG Group Holdings Ltd.(1)(2)	1,925,000	223,011
KWG Living Group Holdings Ltd.(1)(2)	1,096,249	113,299
Lee & Man Paper Manufacturing Ltd.	1,184,000	348,329
Lenovo Group Ltd.	4,046,000	4,573,298
Leoch International Technology Ltd.	122,000	24,877
LexinFintech Holdings Ltd., ADR(1)	126,602	327,899
Li Auto, Inc., ADR(1)	258,965	10,785,892
Li Ning Co. Ltd.	2,019,000	9,542,410
Lifetech Scientific Corp.(1)	4,358,000	1,354,984
Linklogis, Inc., Class B(2)	1,115,000	251,366
Logan Group Co. Ltd.(1)(2)	211,000	20,222
Longfor Group Holdings Ltd.	1,159,624	2,447,503
Lonking Holdings Ltd.	1,310,000	233,603
Lufax Holding Ltd., ADR	426,436	515,988
Luye Pharma Group Ltd.(1)(2)	2,370,000	870,303
LVGEM China Real Estate Investment Co. Ltd.(1)(2)	1,760,000	370,307
Maanshan Iron & Steel Co. Ltd., H Shares	60,000	10,240
Maoyan Entertainment(1)(2)	46,000	63,044
Meitu, Inc.(2)	4,689,500	1,801,580
Meituan, Class B(1)	1,326,910	21,959,233
Metallurgical Corp. of China Ltd., H Shares	198,000	43,157
Midea Real Estate Holding Ltd.	485,200	455,342
MINISO Group Holding Ltd., ADR(1)	68,749	1,780,599
Minsheng Education Group Co. Ltd.	254,000	8,576
Minth Group Ltd.	1,624,000	4,820,926
MMG Ltd.(1)	5,808,000	1,927,264
Mobvista, Inc.(1)	142,000	64,846
Mulsanne Group Holding Ltd.(1)	87,500	22,442
Nam Tai Property, Inc.(1)(2)	9,475	43,490
NetDragon Websoft Holdings Ltd.	359,500	696,778
NetEase, Inc., ADR	325,111	33,642,486
New China Life Insurance Co. Ltd., H Shares	906,000	2,266,546
New Horizon Health Ltd.(1)(2)	155,500	344,169
New Oriental Education & Technology Group, Inc., ADR(1)	14,353	778,507
Nexteer Automotive Group Ltd.	1,024,000	658,992
Nine Dragons Paper Holdings Ltd.(1)	2,050,000	1,137,561
NIO, Inc., ADR(1)	314,176	3,226,588
Niu Technologies, ADR(1)(2)	15,203	47,129

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Noah Holdings Ltd., ADR	39,133	$544,340
Nongfu Spring Co. Ltd., H Shares(2)	762,800	4,284,194
OneConnect Financial Technology Co. Ltd., ADR(1)(2)	5,186	18,047
Orient Overseas International Ltd.	476,000	6,383,773
PDD Holdings, Inc., ADR(1)	249,799	24,722,607
Peijia Medical Ltd.(1)(2)	27,000	25,011
People's Insurance Co. Group of China Ltd., H Shares	7,735,000	2,632,864
Perennial Energy Holdings Ltd.	320,000	35,449
PetroChina Co. Ltd., Class H	11,258,200	8,121,280
Pharmaron Beijing Co. Ltd., H Shares	30,675	71,525
PICC Property & Casualty Co. Ltd., H Shares	7,672,000	8,822,481
Ping An Healthcare & Technology Co. Ltd.(1)(2)	244,100	609,298
Ping An Insurance Group Co. of China Ltd., H Shares	4,449,282	26,638,496
Poly Property Group Co. Ltd.	2,809,844	652,466
Pop Mart International Group Ltd.(2)	91,000	295,985
Postal Savings Bank of China Co. Ltd., H Shares	5,319,000	2,623,492
Powerlong Real Estate Holdings Ltd.(1)(2)	327,000	34,968
Prinx Chengshan Holdings Ltd.	1,000	837
Q Technology Group Co. Ltd.(1)	324,000	120,381
Qifu Technology, Inc., ADR	289,520	4,921,840
Qudian, Inc., ADR(1)	40,221	101,357
Radiance Holdings Group Co. Ltd.(1)(2)	1,142,000	526,251
Redco Properties Group Ltd.(1)(2)	44,000	7,462
Road King Infrastructure Ltd.(1)	27,000	6,604
Ronshine China Holdings Ltd.(1)	202,500	4,427
Sany Heavy Equipment International Holdings Co. Ltd.	563,000	877,258
SCE Intelligent Commercial Management Holdings Ltd.(1)	165,000	23,998
Seazen Group Ltd.(1)(2)	4,964,000	968,196
Shandong Gold Mining Co. Ltd., H Shares	162,000	326,219
Shandong Hi-Speed New Energy Group Ltd.(1)	145,199	51,266
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	1,522,400	1,515,829
Shanghai Electric Group Co. Ltd., H Shares(1)	208,000	46,683
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	92,500	217,164
Shanghai Industrial Holdings Ltd.	765,000	1,003,802
Shanghai Industrial Urban Development Group Ltd.(1)	403,600	21,603
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	608,200	999,965
Shanghai Pioneer Holding Ltd.	123,000	31,822
Shenzhen Expressway Corp. Ltd., H Shares	416,000	336,039
Shenzhen International Holdings Ltd.	2,085,000	1,482,086
Shenzhen Investment Ltd.	1,148,000	202,301
Shenzhou International Group Holdings Ltd.	996,800	10,213,567
Shimao Group Holdings Ltd.(1)	245,000	18,744
Shimao Services Holdings Ltd.(1)(2)	1,109,000	216,314
Shinsun Holdings Group Co. Ltd.(1)	641,000	14,304
Shoucheng Holdings Ltd.	312,800	72,976
Shougang Fushan Resources Group Ltd.	3,167,249	912,717
Shui On Land Ltd.	12,650,000	1,226,040
Sihuan Pharmaceutical Holdings Group Ltd.	5,074,000	414,409
Simcere Pharmaceutical Group Ltd.(2)	1,676,000	1,306,376
Sino Biopharmaceutical Ltd.	17,428,500	6,615,656

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Sino-Ocean Group Holding Ltd.(1)(2)	2,966,500	$137,976
Sinopec Engineering Group Co. Ltd., H Shares	2,422,000	1,120,884
Sinopec Kantons Holdings Ltd.	482,000	189,036
Sinopec Shanghai Petrochemical Co. Ltd., Class H(1)	318,400	44,672
Sinopharm Group Co. Ltd., H Shares	2,365,200	6,863,628
Sinotrans Ltd., H Shares	138,000	55,954
Sinotruk Hong Kong Ltd.	265,000	491,786
Skyworth Group Ltd.	3,157,087	1,155,156
SOHO China Ltd.(1)(2)	1,023,000	118,702
Sohu.com Ltd., ADR(1)	44,427	469,149
SSY Group Ltd.	2,284,000	1,215,786
Sun King Technology Group Ltd.(1)	708,000	143,412
Sunac Services Holdings Ltd.(2)	1,424,000	444,403
Sunny Optical Technology Group Co. Ltd.	816,000	6,662,790
Sunpower Group Ltd.	104,600	23,191
SY Holdings Group Ltd.	180,500	115,082
TAL Education Group, ADR(1)	501,020	3,532,191
TCL Electronics Holdings Ltd.	601,000	234,986
Tencent Holdings Ltd.	2,024,900	83,912,531
Tencent Music Entertainment Group, ADR(1)	453,889	3,095,523
Tian Ge Interactive Holdings Ltd.	9,000	418
Tian Lun Gas Holdings Ltd.	137,500	70,756
Tiangong International Co. Ltd.	1,812,000	612,190
Tianneng Power International Ltd.(2)	2,762,000	2,942,336
Tibet Water Resources Ltd.(1)	19,000	993
Times China Holdings Ltd.(1)(2)	1,901,000	126,021
Times Neighborhood Holdings Ltd.	545,000	43,040
Tingyi Cayman Islands Holding Corp.	2,660,000	3,905,673
Tong Ren Tang Technologies Co. Ltd., H Shares	699,000	559,834
Tongcheng Travel Holdings Ltd.(1)	52,000	116,535
Tongda Group Holdings Ltd.(1)	2,745,000	27,986
Tongdao Liepin Group(1)	68,800	65,856
Topsports International Holdings Ltd.	3,445,000	2,805,517
Towngas Smart Energy Co. Ltd.	588,000	247,867
TravelSky Technology Ltd., H Shares	1,003,000	1,795,801
Trigiant Group Ltd.(1)	28,000	1,767
Trip.com Group Ltd., ADR(1)	233,257	9,169,333
Truly International Holdings Ltd.	2,460,000	272,400
Tsaker New Energy Tech Co. Ltd.	123,500	18,080
Tsingtao Brewery Co. Ltd., H Shares	428,000	3,559,093
Tuya, Inc., ADR(1)	16,113	29,648
Uni-President China Holdings Ltd.	1,887,000	1,395,406
United Strength Power Holdings Ltd.(1)	21,000	13,937
Untrade.Ch Wood Opti(1)	8,000	10
Up Fintech Holding Ltd., ADR(1)	34,340	168,609
Venus MedTech Hangzhou, Inc., H Shares(1)	36,500	26,042
Vinda International Holdings Ltd.	617,000	1,427,648
Vipshop Holdings Ltd., ADR(1)	777,586	12,278,083
Viva Biotech Holdings(1)	650,000	120,883
Vnet Group, Inc., ADR(1)(2)	257,345	965,044
Want Want China Holdings Ltd.	6,796,000	4,494,808

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Wasion Holdings Ltd.	82,000	$35,096
Weibo Corp., ADR	175,947	2,269,716
Weichai Power Co. Ltd., H Shares	912,000	1,181,423
Weiqiao Textile Co., H Shares(1)	80,000	11,412
West China Cement Ltd.	4,332,000	430,439
Wison Engineering Services Co. Ltd.(1)(2)	19,000	778
Wuling Motors Holdings Ltd.(2)	800,000	66,193
WuXi AppTec Co. Ltd., H Shares(2)	74,704	818,625
Wuxi Biologics Cayman, Inc.(1)	786,500	4,433,972
X Financial, ADR(1)	464	1,995
Xiabuxiabu Catering Management China Holdings Co. Ltd.	1,406,000	679,483
Ximei Resources Holding Ltd.(1)	35,000	15,748
Xin Point Holdings Ltd.(2)	57,000	21,827
Xingda International Holdings Ltd.	154,482	28,748
Xinhua Winshare Publishing & Media Co. Ltd., H Shares	230,000	171,881
Xinjiang Xinxin Mining Industry Co. Ltd., H Shares	256,000	29,981
Xinte Energy Co. Ltd., H Shares(1)(2)	1,297,600	2,294,092
Xinyi Energy Holdings Ltd.	2,750,199	599,888
Xinyi Solar Holdings Ltd.	3,762,976	3,139,819
XPeng, Inc., Class A, ADR(1)	31,117	553,571
Yadea Group Holdings Ltd.	1,330,000	2,557,123
Yankuang Energy Group Co. Ltd., H Shares(2)	2,720,000	4,270,095
Yeahka Ltd.(1)(2)	238,400	473,699
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(1)	265,400	214,749
Yidu Tech, Inc.(1)(2)	476,200	241,856
Yihai International Holding Ltd.	613,000	1,148,785
Yixin Group Ltd.(2)	184,500	18,807
Youdao, Inc., ADR(1)	4,860	18,954
YuanShengTai Dairy Farm Ltd.(1)	190,000	3,080
Yuexiu Property Co. Ltd.	2,605,400	3,228,024
Yuexiu Services Group Ltd.	371,500	149,706
Yuexiu Transport Infrastructure Ltd.	1,580,000	816,838
Yum China Holdings, Inc.	267,758	14,375,927
Yuzhou Group Holdings Co. Ltd.(1)	1,722,955	36,831
Zengame Technology Holding Ltd.	692,000	267,304
Zhaojin Mining Industry Co. Ltd., H Shares	436,500	611,010
Zhejiang Expressway Co. Ltd., H Shares	2,854,000	2,131,175
Zhengzhou Coal Mining Machinery Group Co. Ltd., H Shares	124,400	114,024
Zhenro Properties Group Ltd.(1)	2,338,000	24,777
Zhong An Group Ltd.(1)	415,000	6,934
ZhongAn Online P&C Insurance Co. Ltd., H Shares(1)	400	1,186
Zhongsheng Group Holdings Ltd.	604,000	1,840,284
Zhongyu Energy Holdings Ltd.	175,000	122,233
Zhou Hei Ya International Holdings Co. Ltd.(1)(2)	895,000	316,053
Zhuguang Holdings Group Co. Ltd.(1)	616,000	39,254
Zijin Mining Group Co. Ltd., H Shares	4,224,000	6,616,282
Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	608,400	290,490
ZTO Express Cayman, Inc., ADR	490,156	12,322,522
		991,121,006

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Colombia — 0.2%
Almacenes Exito SA, ADR(1)	249,657	$1,460,491
Banco Davivienda SA, Preference Shares	24,226	109,211
Bancolombia SA	50,068	355,819
Bancolombia SA, ADR	56,813	1,516,907
Cementos Argos SA	6,574	4,741
Corp. Financiera Colombiana SA	24,838	74,687
Ecopetrol SA, ADR(2)	210,762	2,461,700
Empresa de Telecomunicaciones de Bogota(1)	18,600	393
Grupo Argos SA	159,091	318,921
Interconexion Electrica SA ESP	113,869	443,172
		6,746,042
Czech Republic — 0.2%
CEZ AS	98,956	4,211,352
Komercni Banka AS	47,650	1,487,934
Moneta Money Bank AS	255,796	952,814
		6,652,100
Egypt — 0.1%
Commercial International Bank Egypt S.A.E., GDR	2,202,209	2,700,950
Greece — 0.5%
Aegean Airlines SA(1)	74,159	1,061,189
Alpha Services & Holdings SA(1)	1,503,836	2,528,171
Athens Water Supply & Sewage Co. SA	3,091	22,090
Autohellas Tourist & Trading SA	2,971	45,585
Eurobank Ergasias Services & Holdings SA, Class A(1)	1,204,873	2,088,747
Fourlis Holdings SA	364	1,824
GEK Terna Holding Real Estate Construction SA(1)	47,301	689,702
Hellenic Exchanges - Athens Stock Exchange SA	8,827	50,625
Hellenic Telecommunications Organization SA	44,644	667,171
Helleniq Energy Holdings SA	38,713	346,983
Holding Co. ADMIE IPTO SA(1)	40,446	100,650
Intracom Holdings SA(1)	19,243	47,190
Intracom SA Technical & Steel Constructions(1)	41,698	143,025
JUMBO SA	44,790	1,383,535
LAMDA Development SA(1)	13,094	95,865
Motor Oil Hellas Corinth Refineries SA	77,889	1,981,547
Mytilineos SA	36,980	1,499,729
National Bank of Greece SA(1)	289,858	1,968,070
OPAP SA	48,985	827,140
Piraeus Financial Holdings SA(1)	670,957	2,311,857
Public Power Corp. SA(1)	106,858	1,167,828
Sunrisemezz PLC(1)	41,774	11,230
Terna Energy SA	25,368	455,349
Titan Cement International SA	30,653	610,189
Viohalco SA	30,134	228,741
		20,334,032
Hong Kong — 0.1%
Antengene Corp. Ltd.(1)	98,500	15,183
Beijing Energy International Holding Co. Ltd.	70,000	1,773
Brilliance China Automotive Holdings Ltd.	338,000	137,322
China Energy Development Holdings Ltd.(1)	4,000	41

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
China Isotope & Radiation Corp.	14,400	$23,292
China Shengmu Organic Milk Ltd.	82,000	2,717
China Zhongwang Holdings Ltd.(1)(2)	525,200	670
Edvantage Group Holdings Ltd.	499,543	148,378
GOME Retail Holdings Ltd.(1)(2)	18,683,000	135,952
Hi Sun Technology China Ltd.(1)	363,000	26,859
IMAX China Holding, Inc.	32,000	38,620
Jiayuan International Group Ltd.(1)	2,194,000	48,399
JW Cayman Therapeutics Co. Ltd.(1)	36,000	10,385
Kasen International Holdings Ltd.(1)	143,000	5,614
Pou Sheng International Holdings Ltd.(1)	171,000	14,418
Powerlong Commercial Management Holdings Ltd.	96,000	48,020
Renze Harvest International Ltd.(1)(2)	283,999	9,407
South Manganese Investment Ltd.(1)(2)	1,045,000	65,959
Tianyun International Holdings Ltd.	84,000	31,989
Wharf Holdings Ltd.	1,007,000	2,133,308
		2,898,306
Hungary — 0.2%
Magyar Telekom Telecommunications PLC	79,956	106,346
MOL Hungarian Oil & Gas PLC	454,829	3,439,430
Opus Global Nyrt(1)	201,546	150,471
OTP Bank Nyrt	102,074	4,162,306
Richter Gedeon Nyrt	51,554	1,290,882
		9,149,435
India — 18.1%
360 ONE WAM Ltd.	122,038	717,932
3M India Ltd.	155	58,314
63 Moons Technologies Ltd.(1)	6,904	27,561
Aarti Drugs Ltd.	9,663	66,679
Aarti Industries Ltd.	7,452	44,241
Aarti Pharmalabs Ltd.(1)	1,863	8,874
Aavas Financiers Ltd.(1)	25,149	495,693
ABB India Ltd.	9,355	494,765
ACC Ltd.	80,944	1,959,708
Accelya Solutions India Ltd.	2,877	54,644
Action Construction Equipment Ltd.	25,648	236,797
Adani Energy Solutions Ltd.(1)	124,815	1,218,238
Adani Enterprises Ltd.	69,537	2,030,078
Adani Green Energy Ltd.(1)	65,773	736,627
Adani Ports & Special Economic Zone Ltd.	395,840	3,783,510
Adani Power Ltd.(1)	726,343	2,809,450
Adani Total Gas Ltd.	73,941	567,600
Aditya Birla Capital Ltd.(1)	451,990	988,081
Aditya Birla Fashion & Retail Ltd.(1)	82,654	219,045
Advanced Enzyme Technologies Ltd.	16,916	66,993
Aegis Logistics Ltd.	94,747	423,153
Affle India Ltd.(1)	3,390	44,086
AGI Greenpac Ltd.	34,439	305,965
AIA Engineering Ltd.	9,387	418,741
Ajanta Pharma Ltd.	31,654	660,713

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Akzo Nobel India Ltd.	1,400	$46,445
Alembic Ltd.	8,551	8,402
Alembic Pharmaceuticals Ltd.	35,995	337,503
Alkyl Amines Chemicals	4,913	148,162
Allcargo Logistics Ltd.	98,591	326,783
Allcargo Terminals Ltd.(1)	89,445	36,519
Alok Industries Ltd.(1)	45,160	10,814
Amara Raja Batteries Ltd.	203,907	1,547,058
Ambika Cotton Mills Ltd.	1,427	28,148
Ambuja Cements Ltd.	307,187	1,588,413
Amrutanjan Health Care Ltd.	2,916	21,640
Anant Raj Ltd.	234,189	620,298
Andhra Sugars Ltd.	26,768	36,975
Anup Engineering Limited	1,961	52,660
Apar Industries Ltd.	26,638	1,610,206
Apcotex Industries Ltd.	6,865	44,060
APL Apollo Tubes Ltd.	86,751	1,755,132
Apollo Hospitals Enterprise Ltd.	40,940	2,378,855
Apollo Tyres Ltd.	548,826	2,573,144
Aptech Ltd.	37,688	140,392
Archean Chemical Industries Ltd.	18,219	147,402
Arvind Fashions Ltd.(1)	24,563	95,425
Arvind Ltd.	429,910	913,040
Asahi India Glass Ltd.	55,789	399,841
Ashapura Minechem Ltd.	18,053	49,487
Ashok Leyland Ltd.	927,119	2,058,068
Ashoka Buildcon Ltd.(1)	339,336	415,758
Asian Paints Ltd.	30,348	1,193,151
Astec Lifesciences Ltd.	1,514	26,321
Aster DM Healthcare Ltd.(1)	219,712	879,518
Astra Microwave Products Ltd.	46,508	222,284
Astral Ltd.	50,132	1,182,217
AstraZeneca Pharma India Ltd.	328	16,870
Atul Ltd.	2,495	220,923
AU Small Finance Bank Ltd.	120,673	1,053,399
Aurobindo Pharma Ltd.	319,069	3,196,020
Avadh Sugar & Energy Ltd.	7,220	50,338
Avanti Feeds Ltd.	12,625	66,207
Avenue Supermarts Ltd.(1)	7,242	325,386
Axis Bank Ltd., GDR	60,981	3,582,581
Bajaj Auto Ltd.	63,363	3,528,273
Bajaj Consumer Care Ltd.	87,518	271,445
Bajaj Electricals Ltd.	88,904	1,246,295
Bajaj Finance Ltd.	93,371	8,070,659
Bajaj Finserv Ltd.	98,346	1,766,733
Bajaj Hindusthan Sugar Ltd.(1)	1,540,569	445,275
Balaji Amines Ltd.	4,613	125,148
Balkrishna Industries Ltd.	35,171	986,487
Balmer Lawrie & Co. Ltd.	25,352	47,013
Balrampur Chini Mills Ltd.	286,557	1,349,102

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Banco Products India Ltd.	21,332	$131,427
Bandhan Bank Ltd.	783,335	2,170,096
Bank of Baroda	995,057	2,246,923
BASF India Ltd.	6,392	203,158
Bata India Ltd.	41,983	855,678
Bayer CropScience Ltd.	2,143	124,561
BEML Land Assets Ltd.(1)	1,894	4,089
BEML Ltd.	9,774	291,058
Berger Paints India Ltd.	50,810	440,811
Best Agrolife Ltd.	12,834	185,302
Bhansali Engineering Polymers Ltd.	17,248	19,386
Bharat Bijlee Ltd.	699	34,807
Bharat Electronics Ltd.	3,570,498	5,736,359
Bharat Forge Ltd.	103,422	1,336,360
Bharat Heavy Electricals Ltd.	1,356,914	1,985,163
Bharat Petroleum Corp. Ltd.	729,548	2,998,912
Bharat Rasayan Ltd.	356	40,432
Bharat Wire Ropes Ltd.(1)	16,593	47,117
Bharti Airtel Ltd.	232,596	2,404,820
Bharti Airtel Ltd.	16,614	94,745
Biocon Ltd.	135,299	423,490
Birla Corp. Ltd.	22,221	308,284
Birlasoft Ltd.	130,089	799,641
BLS International Services Ltd.	111,562	387,366
Blue Dart Express Ltd.	5,298	401,960
Blue Star Ltd.	47,856	427,737
Bombay Burmah Trading Co.(1)	9,686	116,719
Bombay Dyeing & Manufacturing Co. Ltd.(1)	1,774	2,823
Borosil Renewables Ltd.(1)	31,251	165,314
Bosch Ltd.	489	109,653
Brigade Enterprises Ltd.	223,824	1,601,807
Brightcom Group Ltd.	2,785,879	570,441
Britannia Industries Ltd.	52,376	2,826,212
BSE Ltd.	156,970	2,013,304
Butterfly Gandhimathi Appliances Ltd.(1)	136	1,990
Camlin Fine Sciences Ltd.(1)	28,262	56,358
Can Fin Homes Ltd.	173,851	1,576,942
Canara Bank	228,390	882,752
Capacit'e Infraprojects Ltd.(1)	37,010	92,535
Caplin Point Laboratories Ltd.	7,672	98,029
Capri Global Capital Ltd.	100	966
Carborundum Universal Ltd.	32,094	440,146
Care Ratings Ltd.	21,442	215,381
Castrol India Ltd.	430,610	752,655
CCL Products India Ltd.	48,413	354,156
Ceat Ltd.	54,600	1,485,227
Central Depository Services India Ltd.	31,243	429,283
Century Enka Ltd.	6,013	31,082
Century Plyboards India Ltd.	23,590	195,035
Century Textiles & Industries Ltd.	21,314	264,546

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Cera Sanitaryware Ltd.	5,067	$581,615
CESC Ltd.	481,707	483,922
CG Power & Industrial Solutions Ltd.	114,347	592,702
Chalet Hotels Ltd.(1)	8,387	55,798
Chambal Fertilisers & Chemicals Ltd.	141,267	469,271
Chennai Petroleum Corp. Ltd.	78,192	396,124
Cholamandalam Financial Holdings Ltd.	25,188	299,356
Cholamandalam Investment & Finance Co. Ltd.	356,557	4,828,293
CIE Automotive India Ltd.	185,437	1,169,918
Cigniti Technologies Ltd.	7,069	68,550
Cipla Ltd.	190,760	2,895,295
City Union Bank Ltd.	991,083	1,475,991
Coal India Ltd.	1,142,755	3,172,958
Cochin Shipyard Ltd.	77,689	849,777
Coffee Day Enterprises Ltd.(1)	86,863	49,047
Coforge Ltd.	10,668	703,672
Colgate-Palmolive India Ltd.	73,908	1,732,721
Computer Age Management Services Ltd.	28,386	813,819
Confidence Petroleum India Ltd.	84,023	91,357
Container Corp. of India Ltd.	115,979	941,197
Coromandel International Ltd.	124,763	1,643,263
Cosmo First Ltd.	13,104	115,211
CreditAccess Grameen Ltd.(1)	94,240	1,610,832
CRISIL Ltd.	6,108	292,806
Crompton Greaves Consumer Electricals Ltd.	174,374	631,656
CSB Bank Ltd.(1)	38,033	151,590
Cummins India Ltd.	40,807	841,286
Cyient Ltd.	97,712	1,931,159
Dabur India Ltd.	244,353	1,631,101
Dalmia Bharat Ltd.	55,659	1,400,748
Dalmia Bharat Sugar & Industries Ltd.	13,724	61,844
Datamatics Global Services Ltd.(1)	30,145	204,767
DB Corp. Ltd.	130,929	358,251
DCB Bank Ltd.	185,400	261,015
DCM Shriram Ltd.	57,818	650,897
Deccan Cements Ltd.	2,682	16,926
Deepak Fertilisers & Petrochemicals Corp. Ltd.	106,512	780,091
Deepak Nitrite Ltd.	69,167	1,853,506
Delta Corp. Ltd.	54,099	118,188
DEN Networks Ltd.(1)	50,404	25,437
Dhampur Bio Organics Ltd.	14,248	28,406
Dhampur Sugar Mills Ltd.	49,517	151,538
Dhani Services Ltd.(1)	300,423	176,209
Dhanuka Agritech Ltd.	3,413	32,581
Digidrive Distributors Ltd.(1)	44	48
Dilip Buildcon Ltd.	48,057	190,588
Dish TV India Ltd.(1)	4,731,105	1,044,111
Dishman Carbogen Amcis Ltd.(1)	64,410	121,481
Divi's Laboratories Ltd.	37,882	1,642,141
Dixon Technologies India Ltd.(1)	12,220	738,030

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
DLF Ltd.	200,255	$1,218,327
D-Link India Ltd.	16,108	63,425
Dolat Algotech Ltd.(1)	16,966	10,247
Dollar Industries Ltd.	10,889	56,794
Dr Lal PathLabs Ltd.	33,233	872,846
Dr Reddy's Laboratories Ltd., ADR	91,048	6,189,443
Dwarikesh Sugar Industries Ltd.	182,430	196,611
eClerx Services Ltd.	39,061	765,878
Edelweiss Financial Services Ltd.	668,269	439,094
Eicher Motors Ltd.	41,597	1,675,625
EID Parry India Ltd.	157,004	905,692
EIH Ltd.	32,352	97,183
Elecon Engineering Co. Ltd.	82,356	877,437
Electrosteel Castings Ltd.	347,955	288,479
Emami Ltd.	203,022	1,285,764
Endurance Technologies Ltd.	19,538	391,795
Engineers India Ltd.	497,641	926,913
EPL Ltd.	117,256	278,053
Equitas Small Finance Bank Ltd.	905,380	988,749
Eris Lifesciences Ltd.(1)	8,852	86,599
Escorts Kubota Ltd.	32,530	1,240,550
Ester Industries Ltd.	21,161	24,471
Eveready Industries India Ltd.(1)	17,861	91,215
Everest Industries Ltd.	9,022	128,846
Everest Kanto Cylinder Ltd.	14,324	20,000
Excel Industries Ltd.	2,396	27,636
Exide Industries Ltd.	504,888	1,626,263
FDC Ltd.(1)	32,405	148,964
Federal Bank Ltd.	1,966,577	3,416,225
Federal-Mogul Goetze India Ltd.(1)	11,483	50,552
FIEM Industries Ltd.	8,475	194,766
Filatex India Ltd.	39,020	22,280
Fine Organic Industries Ltd.	1,757	101,711
Finolex Cables Ltd.	66,418	881,846
Finolex Industries Ltd.	706,272	2,042,323
Firstsource Solutions Ltd.	31,653	62,361
Force Motors Ltd.	8,704	360,064
Fortis Healthcare Ltd.	35,248	141,241
Future Consumer Ltd.(1)	738,951	6,680
Gabriel India Ltd.	164,309	628,039
GAIL India Ltd.	1,189,079	1,651,319
Galaxy Surfactants Ltd.	2,255	73,095
Ganesha Ecosphere Ltd.	2,544	32,074
Garden Reach Shipbuilders & Engineers Ltd.	32,039	316,118
Gateway Distriparks Ltd.	127,972	132,820
General Insurance Corp. of India(1)	46,922	123,233
Genus Power Infrastructures Ltd.(1)	50,411	157,294
Geojit Financial Services Ltd.	18,976	13,051
GHCL Ltd.	166,406	1,248,703
GHCL Textiles Ltd.(1)	160,202	147,747

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
GIC Housing Finance Ltd.	21,257	$45,954
Gland Pharma Ltd.(1)	3,488	73,413
GlaxoSmithKline Pharmaceuticals Ltd.	15,492	267,409
Glenmark Pharmaceuticals Ltd.	257,324	2,382,206
Global Health Ltd.(1)	7,077	60,709
Globus Spirits Ltd.	10,878	116,841
GMM Pfaudler Ltd.	19,618	373,550
GMR Airports Infrastructure Ltd.(1)	698,372	520,519
Godawari Power & Ispat Ltd.	72,445	541,513
Godrej Agrovet Ltd.	886	5,131
Godrej Consumer Products Ltd.(1)	40,811	495,308
Godrej Properties Ltd.(1)	23,130	459,443
Gokaldas Exports Ltd.(1)	23,440	223,414
Goodluck India Ltd.	7,850	54,293
Goodyear India Ltd.	1,471	24,292
Granules India Ltd.	198,289	712,201
Graphite India Ltd.	80,910	462,620
Grasim Industries Ltd.	149,714	3,236,232
Great Eastern Shipping Co. Ltd.	182,152	1,681,269
Greaves Cotton Ltd.	5,536	10,058
Greenpanel Industries Ltd.	45,158	206,097
Greenply Industries Ltd.	47,311	92,134
Gufic Biosciences Ltd.(1)	29,706	110,983
Gujarat Alkalies & Chemicals Ltd.	15,153	127,605
Gujarat Ambuja Exports Ltd.	73,656	233,613
Gujarat Fluorochemicals Ltd.	5,413	199,143
Gujarat Gas Ltd.(1)	89,122	483,760
Gujarat Industries Power Co. Ltd.	95,619	139,043
Gujarat Mineral Development Corp. Ltd.	164,988	495,263
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	223,476	1,644,012
Gujarat Pipavav Port Ltd.	1,008,395	1,581,595
Gujarat State Fertilizers & Chemicals Ltd.	326,941	691,886
Gujarat State Petronet Ltd.	240,970	803,488
Happiest Minds Technologies Ltd.	7,577	84,869
Hathway Cable & Datacom Ltd.(1)	554,440	110,506
Havells India Ltd.	101,141	1,690,172
HBL Power Systems Ltd.	108,784	352,022
HCL Technologies Ltd.	674,754	9,545,506
HDFC Asset Management Co. Ltd.	12,935	394,260
HDFC Bank Ltd.	988,830	18,724,452
HDFC Life Insurance Co. Ltd.	178,657	1,390,175
HEG Ltd.	21,492	454,356
HeidelbergCement India Ltd.(1)	21,787	49,206
Heritage Foods Ltd.	4,758	14,408
Hero MotoCorp Ltd.	108,297	3,812,267
HFCL Ltd.	583,887	536,799
HG Infra Engineering Ltd.	36,471	409,843
Hikal Ltd.	45,507	162,617
HIL Ltd.	1,459	53,024
Himadri Speciality Chemical Ltd., ADR	305,481	827,538

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Himatsingka Seide Ltd.	52,583	$93,455
Hindalco Industries Ltd.	1,408,956	7,811,207
Hinduja Global Solutions Ltd.	6,189	75,266
Hindustan Construction Co. Ltd.(1)	303,293	105,771
Hindustan Copper Ltd.	301,311	575,852
Hindustan Oil Exploration Co. Ltd.(1)	132,768	264,040
Hindustan Petroleum Corp. Ltd.(1)	997,205	2,986,765
Hindustan Unilever Ltd.	215,764	6,526,827
Hindware Home Innovation Ltd.(1)	53,383	377,463
Home First Finance Co. India Ltd.	28,912	291,193
I G Petrochemicals Ltd.	7,893	47,950
ICICI Bank Ltd., ADR	632,734	14,660,447
ICICI Lombard General Insurance Co. Ltd.	118,006	1,871,127
ICICI Prudential Life Insurance Co. Ltd.	108,937	741,539
IDFC First Bank Ltd.(1)	2,322,395	2,615,444
IDFC Ltd.	1,388,536	2,040,426
IFB Industries Ltd.(1)	1,596	18,222
IFCI Ltd.(1)	638,326	117,478
IIFL Finance Ltd.	327,282	2,395,487
IIFL Securities Ltd.	68,787	66,743
India Cements Ltd.	146,211	417,004
India Glycols Ltd.(1)	6,368	58,036
Indiabulls Housing Finance Ltd.(1)	850,315	2,035,066
Indiabulls Real Estate Ltd.(1)	468,645	452,008
IndiaMart InterMesh Ltd.	31,100	1,149,287
Indian Bank	276,481	1,263,453
Indian Energy Exchange Ltd.	542,538	826,464
Indian Hotels Co. Ltd.	230,690	1,171,825
Indian Metals & Ferro Alloys Ltd.	12,770	58,770
Indian Oil Corp. Ltd.	1,605,409	1,726,717
Indian Overseas Bank(1)	35,971	13,287
Indian Railway Catering & Tourism Corp. Ltd.	84,463	685,144
Indo Count Industries Ltd.	202,926	600,751
Indraprastha Gas Ltd.	172,173	972,007
Indraprastha Medical Corp. Ltd.	21,721	47,138
Indus Towers Ltd.(1)	547,259	1,157,246
Infibeam Avenues Ltd.(1)	596,825	105,169
Info Edge India Ltd.	30,202	1,578,208
Infosys Ltd., ADR	1,525,103	26,491,039
Inox Green Energy Services Ltd.(1)	75,290	62,342
Inox Wind Ltd.(1)	90,963	224,055
Insecticides India Ltd.	3,039	18,031
Intellect Design Arena Ltd.	51,451	456,362
InterGlobe Aviation Ltd.(1)	32,571	957,671
IOL Chemicals & Pharmaceuticals Ltd.	31,681	166,028
ION Exchange India Ltd.	60,454	413,713
Ipca Laboratories Ltd.	63,356	668,522
IRB Infrastructure Developers Ltd.	885,410	302,417
IRCON International Ltd.	654,736	900,958
ISGEC Heavy Engineering Ltd.	11,540	96,842

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
ISMT Ltd.(1)	36,453	$35,042
ITD Cementation India Ltd.	210,091	550,890
J Kumar Infraprojects Ltd.	48,725	241,919
Jagran Prakashan Ltd.(1)	44,477	57,917
Jai Corp. Ltd.	112,864	331,362
Jain Irrigation Systems Ltd.(1)	478,966	363,650
Jaiprakash Associates Ltd.(1)	521,016	66,324
Jaiprakash Power Ventures Ltd.(1)	4,156,083	400,986
Jammu & Kashmir Bank Ltd.	729,299	789,587
Jamna Auto Industries Ltd.	370,061	533,271
Jay Bharat Maruti Ltd.	7,270	25,481
JB Chemicals & Pharmaceuticals Ltd.	6,334	211,899
JBM Auto Ltd.	13,780	252,150
Jindal Poly Films Ltd.	9,031	74,305
Jindal Saw Ltd.	186,050	786,372
Jindal Stainless Ltd.	411,521	2,257,717
Jindal Steel & Power Ltd.	440,656	3,638,968
JK Cement Ltd.	26,009	1,035,000
JK Lakshmi Cement Ltd.	196,702	1,600,480
JK Paper Ltd.	425,995	1,875,117
JK Tyre & Industries Ltd.	238,159	779,110
JM Financial Ltd.	719,112	678,755
Johnson Controls-Hitachi Air Conditioning India Ltd.(1)	497	7,559
JSW Energy Ltd.	101,564	430,110
JSW Steel Ltd.	510,243	4,800,112
JTEKT India Ltd.	69,453	114,397
Jubilant Foodworks Ltd.	325,931	2,014,031
Jubilant Ingrevia Ltd.	105,390	654,463
Jubilant Pharmova Ltd.	34,983	198,049
Just Dial Ltd.(1)	26,088	240,243
Kajaria Ceramics Ltd.	90,834	1,612,894
Kalpataru Projects International Ltd.	179,724	1,432,607
Kalyani Steels Ltd.	4,946	29,206
Karnataka Bank Ltd.	359,060	958,087
Karur Vysya Bank Ltd.	1,227,681	1,800,707
Kaveri Seed Co. Ltd.(1)	17,663	116,575
KCP Ltd.	13,450	18,515
KEC International Ltd.	214,336	1,737,865
KEI Industries Ltd.	53,954	1,763,110
Kellton Tech Solutions Ltd.(1)	21,339	23,382
Kennametal India Ltd.	3,609	123,048
Kfin Technologies Ltd.(1)	38,992	210,893
Kiri Industries Ltd.(1)	10,180	34,065
Kirloskar Brothers Ltd.	67,708	694,082
Kirloskar Ferrous Industries Ltd.	59,304	338,733
Kirloskar Oil Engines Ltd.	67,680	395,363
Kitex Garments Ltd.(1)	19,681	47,355
KNR Constructions Ltd.	85,833	285,552
Kolte-Patil Developers Ltd.	28,083	153,311
Kotak Mahindra Bank Ltd.	415,219	8,810,893

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
KPI Green Energy Ltd.	34,724	$374,704
KPIT Technologies Ltd.	130,385	1,849,702
KPR Mill Ltd.	56,220	514,184
KRBL Ltd.	85,035	413,462
L&T Finance Holdings Ltd.	1,228,056	1,850,391
L&T Technology Services Ltd.	5,165	274,377
LA Opala RG Ltd.	18,529	98,013
Landmark Cars Ltd.(1)	13,672	116,305
Larsen & Toubro Ltd.	489,803	15,980,918
Latent View Analytics Ltd.(1)	34,075	175,177
Laurus Labs Ltd.	421,754	2,032,555
LG Balakrishnan & Bros Ltd.(1)	37,802	490,171
LIC Housing Finance Ltd.	415,155	2,121,520
Lincoln Pharmaceuticals Ltd.	6,400	40,240
Linde India Ltd.	5,307	401,553
LT Foods Ltd.	310,337	619,730
LTIMindtree Ltd.	34,144	2,138,812
Lumax Auto Technologies Ltd.	38,080	171,343
Lupin Ltd.	258,237	3,422,185
LUX Industries Ltd.(1)	805	14,317
Mahanagar Gas Ltd.	55,808	689,749
Maharashtra Scooters Ltd.	500	43,108
Maharashtra Seamless Ltd.	31,656	205,484
Mahindra & Mahindra Financial Services Ltd.	705,815	2,534,655
Mahindra & Mahindra Ltd.	558,291	10,615,150
Mahindra Holidays & Resorts India Ltd.(1)	46,966	226,519
Mahindra Lifespace Developers Ltd.	5,296	36,266
Mahindra Logistics Ltd.	28,609	134,547
Maithan Alloys Ltd.	5,265	65,207
Man Industries India Ltd.	43,271	82,846
Man Infraconstruction Ltd.	221,461	389,636
Manali Petrochemicals Ltd.	80,005	66,499
Manappuram Finance Ltd.	1,148,544	2,143,082
Mangalam Cement Ltd.	7,000	28,929
Marico Ltd.	232,741	1,601,507
Marksans Pharma Ltd.	183,558	250,143
Maruti Suzuki India Ltd.	43,629	5,268,707
MAS Financial Services Ltd.	10,285	101,392
Mastek Ltd.	4,905	140,571
Max Financial Services Ltd.(1)	212,924	2,399,893
Max Healthcare Institute Ltd.(1)	190,553	1,357,677
Mayur Uniquoters Ltd.	3,977	26,954
Mazagon Dock Shipbuilders Ltd.	14,877	331,740
Meghmani Finechem Ltd.	9,434	114,535
Meghmani Organics Ltd.	109,721	110,003
Metropolis Healthcare Ltd.	12,846	207,981
Minda Corp. Ltd.	25,905	102,311
Mirza International Ltd.(1)	31,525	17,203
Mishra Dhatu Nigam Ltd.	22,478	111,354
MOIL Ltd.	40,373	116,286

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Mold-Tek Packaging Ltd.	2,551	$29,318
Monarch Networth Capital Ltd.	11,483	48,183
Motherson Sumi Wiring India Ltd.	274,681	205,814
Motilal Oswal Financial Services Ltd.	58,153	645,711
Mphasis Ltd.	65,911	1,931,595
MRF Ltd.	2,342	3,073,538
Mrs Bectors Food Specialities Ltd.	25,415	329,345
MSTC Ltd.	10,973	51,797
Multi Commodity Exchange of India Ltd.	38,876	792,076
Muthoot Finance Ltd.	144,644	2,200,892
Narayana Hrudayalaya Ltd.	60,839	764,108
Natco Pharma Ltd.	37,903	417,982
National Aluminium Co. Ltd.	1,385,979	1,573,177
National Fertilizers Ltd.	53,307	43,630
Nava Ltd.	108,931	558,825
Navneet Education Ltd.	18,910	35,222
NBCC India Ltd.	494,783	307,148
NCC Ltd.	1,218,752	2,494,648
NCL Industries Ltd.	7,144	20,450
NELCO Ltd.	10,660	103,362
Neogen Chemicals Ltd.	3,235	66,720
NESCO Ltd.	6,909	60,288
Nestle India Ltd.	10,408	2,762,850
Neuland Laboratories Ltd.	7,346	344,036
New Delhi Television Ltd.(1)	26,266	67,890
Newgen Software Technologies Ltd.	4,838	50,147
NIIT Learning Systems Ltd.(1)	47,453	218,761
NIIT Ltd.(1)	47,453	46,291
Nilkamal Ltd.	800	23,851
Nippon Life India Asset Management Ltd.	236,071	889,085
NLC India Ltd.	136,872	215,307
NOCIL Ltd.	26,410	71,554
NRB Bearings Ltd.	11,401	37,210
NTPC Ltd.	3,657,133	9,729,746
Nuvama Wealth Management Ltd.(1)	5,464	160,977
Oberoi Realty Ltd.	68,771	929,950
Oil & Natural Gas Corp. Ltd.	1,854,986	3,901,723
Oil India Ltd.	482,058	1,589,514
Olectra Greentech Ltd.	7,637	115,118
OnMobile Global Ltd.(1)	15,331	20,107
Oracle Financial Services Software Ltd.	30,575	1,516,535
Orient Cement Ltd.	131,141	305,266
Orient Electric Ltd.	37,916	109,381
Orient Green Power Co. Ltd.(1)	825,466	139,499
Orient Paper & Industries Ltd.	66,746	39,646
Page Industries Ltd.	2,129	1,032,022
Paisalo Digital Ltd.	80,425	58,383
Panama Petrochem Ltd.	12,000	47,214
Parag Milk Foods Ltd.(1)	18,882	44,261
Patel Engineering Ltd.(1)	537,039	370,405

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
PB Fintech Ltd.(1)	67,076	$626,961
PC Jeweller Ltd.(1)	93,451	30,003
PCBL Ltd.	431,295	907,854
Persistent Systems Ltd.	39,631	2,567,678
Petronet LNG Ltd.	1,088,342	2,827,886
Phoenix Mills Ltd.	13,110	284,842
PI Industries Ltd.	15,819	693,042
Pidilite Industries Ltd.	13,424	407,613
Piramal Enterprises Ltd.	90,899	1,155,121
Piramal Pharma Ltd.(1)	123,109	152,764
Pitti Engineering Ltd.	15,456	120,048
PIX Transmissions Ltd.	7,912	113,356
PNB Gilts Ltd.(1)	22,203	16,889
PNB Housing Finance Ltd.(1)	166,576	1,307,673
PNC Infratech Ltd.	387,662	1,553,629
Pokarna Ltd.(1)	6,924	41,483
Poly Medicure Ltd.	2,282	40,339
Polycab India Ltd.	9,862	609,899
Polyplex Corp. Ltd.	16,298	239,324
Poonawalla Fincorp Ltd.	104,034	523,264
Power Finance Corp. Ltd.	70,033	219,940
Power Grid Corp. of India Ltd.	2,269,612	6,698,900
Power Mech Projects Ltd.	9,138	465,923
Praj Industries Ltd.	196,046	1,165,783
Prakash Industries Ltd.(1)	19,502	27,023
Precision Camshafts Ltd.	69,597	218,238
Prestige Estates Projects Ltd.	78,766	612,538
Pricol Ltd.(1)	198,348	810,687
Prince Pipes & Fittings Ltd.	12,478	107,902
Prism Johnson Ltd.(1)	51,053	79,874
Privi Speciality Chemicals Ltd.	2,600	36,159
Procter & Gamble Health Ltd.	376	22,131
PSP Projects Ltd.	15,240	150,639
PTC India Ltd.	627,768	1,055,339
PVR Inox Ltd.(1)	8,570	185,310
Quess Corp. Ltd.	84,221	433,978
Radico Khaitan Ltd.	29,161	444,114
Rain Industries Ltd.	3,155	6,185
Rajesh Exports Ltd.	47,655	287,157
Rallis India Ltd.	39,353	111,851
Ramco Cements Ltd.	140,283	1,469,328
Ramco Industries Ltd.	7,096	16,239
Ramkrishna Forgings Ltd.	20,160	173,569
Ramky Infrastructure Ltd.(1)	7,149	48,080
Rashtriya Chemicals & Fertilizers Ltd.	271,263	397,992
Raymond Ltd.	71,532	1,726,328
RBL Bank Ltd.	912,552	2,629,762
REC Ltd.	2,023,316	5,829,106
Redington Ltd.	782,819	1,480,749
Redtape Ltd.(1)	31,525	178,271

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Relaxo Footwears Ltd.	5,952	$67,891
Reliance Industrial Infrastructure Ltd.	1,798	22,073
Reliance Industries Ltd., GDR	579,734	33,662,942
Reliance Infrastructure Ltd.(1)	394,939	890,324
Reliance Power Ltd.(1)	4,813,434	1,112,890
Repco Home Finance Ltd.(1)	60,417	282,897
Restaurant Brands Asia Ltd.(1)	268,889	411,969
Rhi Magnesita India Ltd.	18,440	160,522
Rico Auto Industries Ltd.	188,999	193,158
RITES Ltd.	92,891	561,616
Route Mobile Ltd.	21,963	416,295
RPG Life Sciences Ltd.	5,620	81,557
RSWM Ltd.(1)	8,000	20,457
Rupa & Co. Ltd.	15,995	51,369
Safari Industries India Ltd.	5,061	225,196
Sagar Cements Ltd.	9,772	26,600
Samvardhana Motherson International Ltd.	1,757,556	2,031,841
Sandhar Technologies Ltd.	26,413	124,080
Sanghi Industries Ltd.(1)	10,104	13,430
Sanghvi Movers Ltd.	53,318	477,582
Sanofi India Ltd.	10,089	865,358
Sansera Engineering Ltd.(1)	21,265	244,863
Sarda Energy & Minerals Ltd.(1)	80,820	216,086
Saregama India Ltd.	220	1,053
Satia Industries Ltd.	20,542	32,062
Satin Creditcare Network Ltd.(1)	123,395	311,379
SBI Cards & Payment Services Ltd.	170,575	1,681,397
SBI Life Insurance Co. Ltd.	85,536	1,334,416
Schaeffler India Ltd.	12,595	464,030
Schneider Electric Infrastructure Ltd.(1)	16,540	71,075
SEAMEC Ltd.	1,917	14,749
Sequent Scientific Ltd.(1)	4,729	5,301
SH Kelkar & Co. Ltd.	10,925	21,480
Shankara Building Products Ltd.	4,974	51,425
Shanthi Gears Ltd.	4,400	24,191
Sharda Cropchem Ltd.	16,930	92,211
Share India Securities Ltd.	14,464	244,198
Shilpa Medicare Ltd.	18,162	81,105
Shipping Corp. of India Ltd.	153,814	241,964
Shipping Corp. of India Ltd.(1)	153,814	50,258
Shoppers Stop Ltd.(1)	19,317	170,009
Shree Cement Ltd.	2,871	825,076
Shree Digvijay Cement Co. Ltd.	24,457	28,245
Shree Renuka Sugars Ltd.(1)	142,059	79,873
Shriram Finance Ltd.	290,643	6,764,709
Siemens Ltd.	19,210	909,556
Siyaram Silk Mills Ltd.	8,736	56,265
SKF India Ltd.	3,745	235,658
Sobha Ltd.	52,651	387,681
Solar Industries India Ltd.	3,514	205,243

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
SOM Distilleries & Breweries Ltd.	32,729	$124,374
Somany Ceramics Ltd.	5,124	44,397
Sonata Software Ltd.	114,533	1,445,683
South Indian Bank Ltd.	1,547,163	433,962
Southern Petrochemical Industries Corp. Ltd.	114,672	96,449
Spandana Sphoorty Financial Ltd.(1)	28,524	285,084
SRF Ltd.	53,228	1,513,625
Star Cement Ltd.(1)	22,000	41,740
State Bank of India, GDR	94,245	6,364,859
Steel Strips Wheels Ltd.	130,013	397,375
Sterling & Wilson Renewable(1)	17,454	79,668
Sterlite Technologies Ltd.	54,881	113,596
Strides Pharma Science Ltd.	97,066	519,199
Sudarshan Chemical Industries Ltd.	20,068	123,076
Sumitomo Chemical India Ltd.	29,259	155,601
Sun Pharma Advanced Research Co. Ltd.(1)	5,387	16,699
Sun Pharmaceutical Industries Ltd.	547,973	7,345,067
Sun TV Network Ltd.	144,689	1,077,773
Sundaram Finance Ltd.	5,399	169,280
Sundram Fasteners Ltd.	35,872	551,185
Sunflag Iron & Steel Co. Ltd.(1)	82,641	200,456
Sunteck Realty Ltd.	25,538	111,377
Suprajit Engineering Ltd.	30,007	153,249
Supreme Industries Ltd.	37,917	2,040,668
Supreme Petrochem Ltd.	28,578	170,445
Surya Roshni Ltd.	20,265	232,344
Suven Pharmaceuticals Ltd.	55,349	342,492
Suzlon Energy Ltd.(1)	2,329,175	690,285
Swaraj Engines Ltd.	1,157	28,309
Syngene International Ltd.	78,915	737,261
Tamil Nadu Newsprint & Papers Ltd.	42,975	130,093
Tamilnadu Petroproducts Ltd.	58,751	63,484
Tanla Platforms Ltd.	99,776	1,175,200
TARC Ltd.(1)	108,216	121,360
Tata Chemicals Ltd.	103,581	1,326,939
Tata Communications Ltd.	88,177	1,904,790
Tata Consultancy Services Ltd.	327,944	13,283,005
Tata Consumer Products Ltd.	138,785	1,397,713
Tata Elxsi Ltd.	11,633	1,017,334
Tata Investment Corp. Ltd.	16,097	473,443
Tata Metaliks Ltd.	6,955	77,321
Tata Motors Ltd.	1,377,646	9,989,070
Tata Power Co. Ltd.	625,483	1,850,402
Tata Steel Long Products Ltd.(1)	8,116	76,547
Tata Steel Ltd.	7,274,014	10,787,465
Tata Teleservices Maharashtra Ltd.(1)	194,570	206,094
TCI Express Ltd.	4,850	82,281
TeamLease Services Ltd.(1)	2,705	79,056
Tech Mahindra Ltd.	523,170	7,585,730
Technocraft Industries India Ltd.(1)	3,091	78,418

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Tejas Networks Ltd.(1)	8,477	$89,088
Texmaco Rail & Engineering Ltd.	186,024	327,311
Thermax Ltd.	21,660	734,619
Thirumalai Chemicals Ltd.	53,644	148,727
Thomas Cook India Ltd.	55,257	77,222
Thyrocare Technologies Ltd.	7,067	45,928
Tide Water Oil Co. India Ltd.	3,215	45,243
Time Technoplast Ltd.	113,339	203,122
Timken India Ltd.	3,048	119,653
Tinplate Co. of India Ltd.	23,219	107,852
Tips Industries Ltd.	12,822	50,430
Titagarh Rail System Ltd.(1)	162,489	1,594,747
Titan Co. Ltd.	18,943	709,817
Torrent Pharmaceuticals Ltd.	60,317	1,342,594
Torrent Power Ltd.	111,348	883,246
TransIndia Real Estate Ltd.(1)	89,445	37,437
Transport Corp. of India Ltd.	19,164	187,510
Trent Ltd.	45,639	1,128,911
Trident Ltd.	2,268,170	1,000,324
Triveni Engineering & Industries Ltd.(1)	52,908	200,615
Triveni Turbine Ltd.(1)	90,527	427,833
TTK Prestige Ltd.	16,590	157,073
Tube Investments of India Ltd.	43,060	1,507,334
TV Today Network Ltd.	12,283	33,381
TV18 Broadcast Ltd.(1)	421,967	244,829
TVS Motor Co. Ltd.	35,327	605,367
Uflex Ltd.	36,177	208,599
Ugar Sugar Works Ltd.	65,144	83,970
Ujjivan Financial Services Ltd.	50,472	295,935
Ujjivan Small Finance Bank Ltd.	1,541,814	911,603
UltraTech Cement Ltd.	44,556	4,463,843
Unichem Laboratories Ltd.(1)	34,820	175,007
Uniparts India Ltd.	26,396	199,364
United Spirits Ltd.(1)	170,883	2,078,093
UNO Minda Ltd.	25,358	184,345
UPL Ltd.	184,616	1,317,404
Usha Martin Ltd.	59,005	252,743
UTI Asset Management Co. Ltd.	55,939	505,142
VA Tech Wabag Ltd.(1)	32,179	192,021
Vaibhav Global Ltd.	7,950	42,421
Vakrangee Ltd.	415,142	77,646
Valiant Organics Ltd.	6,994	42,829
Vardhman Textiles Ltd.(1)	189,779	900,744
Varroc Engineering Ltd.(1)	38,878	198,427
Varun Beverages Ltd.	252,546	2,740,308
Vascon Engineers Ltd.	98,939	71,232
Vedanta Ltd.	637,560	1,784,930
Venky's India Ltd.	3,565	85,035
Vesuvius India Ltd.	1,008	41,752
V-Guard Industries Ltd.	1,107	4,203

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Vidhi Specialty Food Ingredients Ltd.	7,127	$38,209
Vinati Organics Ltd.	4,973	111,395
VIP Industries Ltd.	33,683	270,595
Visaka Industries Ltd.	23,235	26,069
Vishnu Chemicals Ltd.	17,730	69,801
VL E-Governance & IT Solutions Ltd.(1)	41,514	18,755
Vodafone Idea Ltd.(1)	2,791,364	304,928
Voltamp Transformers Ltd.	454	31,535
Voltas Ltd.	54,865	576,186
VRL Logistics Ltd.	28,235	229,272
VST Tillers Tractors Ltd.	1,038	46,437
Welspun Corp. Ltd.	482,295	1,905,303
Welspun Enterprises Ltd.	159,871	536,603
Welspun India Ltd.	611,986	922,507
West Coast Paper Mills Ltd.	44,253	313,448
Westlife Foodworld Ltd.	21,051	238,494
Wipro Ltd., ADR(2)	523,396	2,559,406
Wockhardt Ltd.(1)	44,689	128,210
Wonderla Holidays Ltd.	15,404	117,610
Yes Bank Ltd.(1)	7,887,337	1,599,819
Zee Entertainment Enterprises Ltd.	680,721	2,152,986
Zee Media Corp. Ltd.(1)	136,836	19,591
Zen Technologies Ltd.	3,428	34,743
Zensar Technologies Ltd.	112,299	714,110
		688,932,783
Indonesia — 2.3%
ABM Investama Tbk PT	752,100	193,504
Ace Hardware Indonesia Tbk PT	10,423,400	499,470
Adaro Energy Indonesia Tbk PT	15,773,600	2,763,325
Adaro Minerals Indonesia Tbk PT(1)	1,601,800	142,976
Adhi Karya Persero Tbk PT(1)	3,613,756	102,490
Adi Sarana Armada Tbk PT(1)	488,400	31,572
AKR Corporindo Tbk PT	10,012,400	919,904
Alam Sutera Realty Tbk PT(1)	486,000	5,839
Aneka Tambang Tbk PT	12,490,900	1,629,595
Astra Agro Lestari Tbk PT	220,200	109,809
Astra International Tbk PT	11,470,700	4,853,308
Astra Otoparts Tbk PT	892,000	187,404
Bank BTPN Syariah Tbk PT	2,893,700	410,282
Bank Bukopin Tbk PT(1)	3,742,897	23,840
Bank Central Asia Tbk PT	11,808,100	7,108,539
Bank Mandiri Persero Tbk PT	24,966,400	9,872,658
Bank Negara Indonesia Persero Tbk PT	4,258,400	2,564,434
Bank Pan Indonesia Tbk PT(1)	1,152,900	98,801
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	1,221,674	95,042
Bank Pembangunan Daerah Jawa Timur Tbk PT	862,000	37,076
Bank Rakyat Indonesia Persero Tbk PT	22,321,618	8,131,678
Bank Syariah Indonesia Tbk PT	174,291	19,566
Bank Tabungan Negara Persero Tbk PT	12,449,383	1,025,567
Barito Pacific Tbk PT	960,625	67,482

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
BFI Finance Indonesia Tbk PT	6,157,800	$485,031
Blue Bird Tbk PT	370,500	53,032
Buana Lintas Lautan Tbk PT(1)	4,340,500	27,930
Bukalapak.com Tbk PT(1)	26,953,000	410,063
Bukit Asam Tbk PT	8,514,200	1,597,886
Bumi Resources Minerals Tbk PT(1)	14,720,600	188,417
Bumi Resources Tbk PT(1)	452,000	4,096
Bumi Serpong Damai Tbk PT(1)	3,021,900	225,141
Charoen Pokphand Indonesia Tbk PT(1)	4,723,400	1,604,545
Ciputra Development Tbk PT	25,227,900	1,888,328
Clipan Finance Indonesia Tbk PT	1,709,200	64,525
Delta Dunia Makmur Tbk PT	4,766,600	128,880
Dharma Polimetal TbK PT	843,000	81,366
Dharma Satya Nusantara Tbk PT	4,581,100	178,964
Elnusa Tbk PT	2,416,100	61,911
Energi Mega Persada Tbk PT(1)	3,886,100	62,294
Erajaya Swasembada Tbk PT	2,145,100	68,370
Gajah Tunggal Tbk PT(1)	1,939,900	104,444
Global Mediacom Tbk PT(1)	8,524,100	171,210
Hanson International Tbk PT(1)	1,531,500	1
Harum Energy Tbk PT	2,238,000	229,080
Hexindo Adiperkasa Tbk PT	15,800	6,822
Indah Kiat Pulp & Paper Tbk PT	3,234,700	1,931,783
Indika Energy Tbk PT	2,766,800	363,090
Indo Tambangraya Megah Tbk PT	837,900	1,590,514
Indocement Tunggal Prakarsa Tbk PT	887,500	623,439
Indofood CBP Sukses Makmur Tbk PT	236,100	173,647
Indofood Sukses Makmur Tbk PT	985,400	459,122
Indomobil Sukses Internasional Tbk PT	740,800	87,794
Indosat Tbk PT	514,600	324,339
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	1,569,030	63,871
Integra Indocabinet Tbk PT(1)	481,500	14,538
Japfa Comfeed Indonesia Tbk PT	3,234,400	273,791
Jasa Marga Persero Tbk PT	1,704,500	481,007
Kalbe Farma Tbk PT	14,536,300	1,729,402
Kino Indonesia Tbk PT(1)	52,400	5,246
Lippo Karawaci Tbk PT(1)	5,989,600	38,519
Matahari Department Store Tbk PT	1,171,600	199,982
Matahari Putra Prima Tbk PT(1)	1,186,000	7,231
Medco Energi Internasional Tbk PT	20,482,820	1,439,300
Media Nusantara Citra Tbk PT	6,628,900	228,492
Medikaloka Hermina Tbk PT	4,615,600	423,850
Merdeka Copper Gold Tbk PT(1)	2,336,058	517,793
Mitra Adiperkasa Tbk PT	22,353,100	2,840,858
Mitra Keluarga Karyasehat Tbk PT	3,586,500	666,700
Mitra Pinasthika Mustika Tbk PT	2,191,600	149,626
MNC Digital Entertainment Tbk PT(1)	434,500	105,268
MNC Kapital Indonesia Tbk PT(1)	6,385,800	23,465
MNC Vision Networks Tbk PT(1)	5,403,500	19,514
Pabrik Kertas Tjiwi Kimia Tbk PT	3,175,600	1,625,950

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Pacific Strategic Financial Tbk PT(1)	828,800	$60,407
Pakuwon Jati Tbk PT	3,204,800	94,640
Panin Financial Tbk PT(1)	8,246,600	158,035
Perusahaan Gas Negara Tbk PT	18,995,500	1,713,680
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,913,200	128,098
PP Persero Tbk PT(1)	1,481,700	56,412
Puradelta Lestari Tbk PT	976,100	11,219
Ramayana Lestari Sentosa Tbk PT	547,700	20,318
Rmk Energy Tbk PT	389,800	20,474
Salim Ivomas Pratama Tbk PT	183,800	4,754
Samator Indo Gas Tbk PT	536,000	65,980
Samudera Indonesia Tbk PT	3,623,000	85,599
Sarana Menara Nusantara Tbk PT	27,080,100	1,831,211
Sawit Sumbermas Sarana Tbk PT	2,748,500	221,949
Semen Indonesia Persero Tbk PT	4,100,318	1,829,672
Sentul City Tbk PT(1)	1,197,800	4,325
Siloam International Hospitals Tbk PT	9,600	1,242
Smartfren Telecom Tbk PT(1)	39,123,800	141,258
Sri Rejeki Isman Tbk PT(1)	918,200	1
Sumber Alfaria Trijaya Tbk PT	10,218,900	1,947,398
Summarecon Agung Tbk PT	6,092,478	269,915
Surya Citra Media Tbk PT	3,277,000	31,840
Surya Esa Perkasa Tbk PT	6,203,900	246,315
Surya Semesta Internusa Tbk PT(1)	2,995,900	74,337
Telkom Indonesia Persero Tbk PT, ADR(2)	273,552	6,639,107
Temas Tbk PT	4,752,000	55,233
Tempo Scan Pacific Tbk PT	259,300	30,640
Timah Tbk PT	1,423,400	84,989
Tower Bersama Infrastructure Tbk PT	4,596,400	633,739
Transcoal Pacific Tbk PT	87,900	52,239
Tunas Baru Lampung Tbk PT	339,100	17,805
Unilever Indonesia Tbk PT	5,559,600	1,339,684
United Tractors Tbk PT	1,692,300	2,887,603
Vale Indonesia Tbk PT	948,900	367,243
Waskita Beton Precast Tbk PT(1)	238,300	783
Waskita Karya Persero Tbk PT(1)	3,601,745	47,771
Wijaya Karya Persero Tbk PT(1)	2,888,700	74,712
Wintermar Offshore Marine Tbk PT(1)	860,000	30,585
XL Axiata Tbk PT	2,999,828	492,297
		86,718,137
Malaysia — 1.7%
7-Eleven Malaysia Holdings Bhd, Class B	21,600	8,944
Aeon Co. M Bhd	267,700	61,177
AEON Credit Service M Bhd	4,800	11,386
AGMO Holdings Bhd(1)	7,211	973
Alliance Bank Malaysia Bhd	1,280,900	953,107
AMMB Holdings Bhd	1,796,600	1,445,328
Ancom Nylex Bhd	663,100	149,951
Ann Joo Resources Bhd(1)	103,300	25,809
Astro Malaysia Holdings Bhd(2)	96,000	10,552

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
ATA IMS Bhd(1)	11,300	$781
Axiata Group Bhd	1,815,200	923,724
Bank Islam Malaysia Bhd	454,000	204,575
Berjaya Corp. Bhd(1)	2,966,168	182,178
Berjaya Food Bhd	463,600	68,132
Berjaya Land Bhd(1)	2,900	175
Bermaz Auto Bhd(2)	1,720,900	830,337
Boustead Plantations Bhd	491,100	159,049
Bumi Armada Bhd(1)	5,487,700	603,575
Bursa Malaysia Bhd	362,800	539,602
Cahya Mata Sarawak Bhd	1,158,200	292,136
Capital A Bhd(1)	140,600	29,372
Carlsberg Brewery Malaysia Bhd	56,500	246,255
CELCOMDIGI Bhd	1,514,300	1,429,940
Chin Hin Group Bhd(1)	82,400	76,623
CIMB Group Holdings Bhd	3,487,498	4,227,632
CSC Steel Holdings Bhd	75,000	19,699
CTOS Digital Bhd	109,100	33,437
Cypark Resources Bhd(1)	956,100	161,064
D&O Green Technologies Bhd	80,000	61,023
Dagang NeXchange Bhd(1)(2)	2,040,200	198,210
Dayang Enterprise Holdings Bhd	221,220	82,911
Dialog Group Bhd	482,800	213,138
DRB-Hicom Bhd	588,500	182,773
Dufu Technology Corp. Bhd	13,600	5,483
Duopharma Biotech Bhd	10,630	2,634
Eco World Development Group Bhd	601,900	133,717
Eco World International Bhd(1)	194,300	29,766
Ekovest Bhd(1)	1,743,000	202,642
Evergreen Fibreboard Bhd(1)	239,000	14,705
Formosa Prosonic Industries Bhd	28,500	16,645
Fraser & Neave Holdings Bhd	24,700	135,828
Frontken Corp. Bhd	717,350	541,520
Gamuda Bhd	1,646,925	1,598,867
Genting Bhd	1,943,600	1,831,604
Genting Malaysia Bhd	2,780,000	1,539,991
Genting Plantations Bhd	105,000	121,572
Globetronics Technology Bhd	102,800	35,246
Greatech Technology Bhd(1)	94,500	91,693
HAP Seng Consolidated Bhd	65,700	56,671
Hap Seng Plantations Holdings Bhd	58,900	23,845
Hartalega Holdings Bhd	2,260,400	952,035
Heineken Malaysia Bhd	87,000	446,497
Hengyuan Refining Co. Bhd	211,100	141,892
Hextar Global Bhd	507,660	82,639
Hextar Healthcare Bhd(1)	196,500	9,100
Hiap Teck Venture Bhd	691,900	64,877
Hibiscus Petroleum Bhd	2,674,800	550,531
Hong Leong Bank Bhd	149,800	644,560
Hong Leong Capital Bhd	24,300	28,095

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Hong Leong Financial Group Bhd	68,400	$268,241
Hong Seng Consolidated Bhd(1)(2)	180,800	1,743
Hup Seng Industries Bhd	9,000	1,363
IHH Healthcare Bhd	341,600	436,467
IJM Corp. Bhd	1,956,900	746,864
Inari Amertron Bhd	905,500	615,961
Innoprise Plantations Bhd	67,500	18,465
IOI Corp. Bhd	1,167,500	1,014,372
IOI Properties Group Bhd	130,000	45,637
Jaya Tiasa Holdings Bhd	590,500	101,085
KNM Group Bhd(1)	595,500	11,485
Kossan Rubber Industries Bhd	1,304,100	362,625
KPJ Healthcare Bhd	2,261,000	566,018
Kuala Lumpur Kepong Bhd	208,900	970,170
Kumpulan Perangsang Selangor Bhd(2)	6,000	916
Leong Hup International Bhd	10,100	1,198
Lotte Chemical Titan Holding Bhd	179,600	47,500
Mah Sing Group Bhd	235,900	40,156
Malakoff Corp. Bhd	157,200	19,793
Malayan Banking Bhd	1,908,710	3,746,758
Malayan Flour Mills Bhd	212,300	29,025
Malaysia Airports Holdings Bhd	572,750	909,478
Malaysia Building Society Bhd	3,742,392	593,625
Malaysia Marine & Heavy Engineering Holdings Bhd	101,700	10,629
Malaysia Smelting Corp. Bhd	191,200	91,763
Malaysian Bulk Carriers Bhd	163,800	11,490
Malaysian Pacific Industries Bhd(2)	78,000	483,871
Malaysian Resources Corp. Bhd	4,179,900	405,543
Matrix Concepts Holdings Bhd	116,100	38,288
Maxis Bhd(2)	847,100	732,333
Media Prima Bhd(1)	407,400	39,078
Mega First Corp. Bhd	26,400	18,911
MISC Bhd	717,400	1,112,110
MNRB Holdings Bhd	10,700	2,354
MR DIY Group M Bhd	1,148,600	383,695
Muda Holdings Bhd	27,400	8,394
My EG Services Bhd	2,796,417	478,901
Nestle Malaysia Bhd	23,100	650,190
OSK Holdings Bhd	20,000	5,299
Padini Holdings Bhd	3,200	2,721
Pantech Group Holdings Bhd	203,100	36,972
Pertama Digital Bhd(1)	154,300	108,122
PESTECH International Bhd(1)(2)	186,625	10,232
Petron Malaysia Refining & Marketing Bhd	26,800	25,870
Petronas Chemicals Group Bhd	841,400	1,291,241
Petronas Dagangan Bhd	86,100	412,004
Petronas Gas Bhd	264,100	973,812
Pos Malaysia Bhd(1)	5,700	650
Power Root Bhd	5,800	2,676
PPB Group Bhd	169,900	575,550

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Press Metal Aluminium Holdings Bhd	843,300	$881,515
Public Bank Bhd	5,296,500	4,827,915
QL Resources Bhd	319,600	372,466
Ranhill Utilities Bhd	299	43
RGB International Bhd	1,765,200	116,319
RHB Bank Bhd	1,471,551	1,778,816
Sam Engineering & Equipment M Bhd	50,800	51,471
Sarawak Oil Palms Bhd	168,750	92,627
Sarawak Plantation Bhd	45,200	20,905
Scientex Bhd	194,100	158,128
SEG International Bhd	12,300	1,736
Shin Yang Group Bhd	489,500	65,429
Sime Darby Bhd	1,383,700	685,008
Sime Darby Plantation Bhd	1,069,757	1,015,157
Sime Darby Property Bhd	367,700	58,268
SKP Resources Bhd	118,000	24,533
Solarvest Holdings Bhd(1)	124,300	35,096
SP Setia Bhd Group	718,100	142,566
Sports Toto Bhd	61,817	19,697
Sunway Bhd	574,348	246,379
Sunway Construction Group Bhd	55,900	22,996
Supermax Corp. Bhd	2,913,322	477,502
Syarikat Takaful Malaysia Keluarga Bhd	79,874	63,990
Ta Ann Holdings Bhd	165,600	129,658
TASCO Bhd	91,000	15,699
TDM Bhd	278,600	10,176
Telekom Malaysia Bhd	1,131,500	1,244,544
Tenaga Nasional Bhd	1,533,000	3,251,410
Thong Guan Industries Bhd	44,400	19,244
TIME dotCom Bhd(2)	1,076,300	1,277,148
Tiong NAM Logistics Holdings Bhd(1)	95,600	15,758
Top Glove Corp. Bhd(1)	2,797,100	461,440
Tropicana Corp. Bhd(1)	20,482	5,490
TSH Resources Bhd	663,500	147,246
Uchi Technologies Bhd	42,900	33,223
UEM Sunrise Bhd	792,400	124,682
UMW Holdings Bhd	414,300	425,538
Unisem M Bhd	234,800	165,557
United Plantations Bhd	89,700	306,359
UOA Development Bhd	1,700	652
UWC Bhd	73,300	55,319
Velesto Energy Bhd(1)	5,761,700	291,309
ViTrox Corp. Bhd	6,000	9,804
VS Industry Bhd(2)	949,200	196,557
Wasco Bhd(1)	136,000	27,424
WCE Holdings Bhd(1)	369,000	52,453
Westports Holdings Bhd	222,600	167,921
Yinson Holdings Bhd	1,526,400	825,635
YTL Corp. Bhd	775,813	262,970
YTL Power International Bhd	3,591,400	1,657,841
		63,537,486

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Mexico — 3.0%
Alfa SAB de CV, Class A	4,343,060	$2,875,760
Alpek SAB de CV(2)	35,137	34,580
Alsea SAB de CV(1)	281,919	995,699
America Movil SAB de CV, ADR	578,315	11,086,298
Arca Continental SAB de CV	90,492	883,664
Banco del Bajio SA	1,329,419	4,185,403
Becle SAB de CV	38,227	103,176
Bolsa Mexicana de Valores SAB de CV	173,120	346,433
Cemex SAB de CV, ADR(1)	519,070	4,136,988
Coca-Cola Femsa SAB de CV	450,402	3,822,361
Consorcio ARA SAB de CV	34,198	7,521
Controladora AXTEL SAB de CV(1)	3,835,392	40,265
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)(2)	152,987	1,529,870
Corp. Inmobiliaria Vesta SAB de CV(2)	769,736	2,845,908
El Puerto de Liverpool SAB de CV, Class C1	7,605	47,297
Fomento Economico Mexicano SAB de CV, ADR	68,536	7,711,671
GCC SAB de CV	102,591	984,784
Genomma Lab Internacional SAB de CV, Class B	2,035,383	1,650,940
Gentera SAB de CV	2,516,146	3,065,033
Gruma SAB de CV, B Shares	251,521	4,183,830
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(2)	52,598	4,870,575
Grupo Aeroportuario del Pacifico SAB de CV, ADR	26,091	4,757,433
Grupo Aeroportuario del Sureste SAB de CV, ADR	13,595	3,701,647
Grupo Bimbo SAB de CV, Series A	246,019	1,210,436
Grupo Carso SAB de CV, Series A1	136,386	1,078,098
Grupo Comercial Chedraui SA de CV	324,576	1,819,285
Grupo Financiero Banorte SAB de CV, Class O	2,082,927	17,680,539
Grupo Financiero Inbursa SAB de CV, Class O(1)	1,831,863	4,104,112
Grupo GICSA SAB de CV(1)	21,090	3,018
Grupo Industrial Saltillo SAB de CV(2)	26,514	47,351
Grupo Mexico SAB de CV, Series B	1,417,818	6,777,054
Grupo Rotoplas SAB de CV(2)	4,698	6,963
Grupo Televisa SAB, ADR	561,279	2,514,530
Grupo Traxion SAB de CV(1)(2)	7,214	13,078
Hoteles City Express SAB de CV(1)	9,494	3,731
Industrias Penoles SAB de CV(1)	169,695	2,401,537
Kimberly-Clark de Mexico SAB de CV, A Shares	1,022,207	2,302,146
La Comer SAB de CV(2)	170,365	368,097
Megacable Holdings SAB de CV	476,443	1,153,210
Nemak SAB de CV(1)	2,995,100	658,727
Operadora De Sites Mexicanos SAB de CV	125,518	118,079
Orbia Advance Corp. SAB de CV	906,853	2,018,420
Promotora y Operadora de Infraestructura SAB de CV	155,688	1,486,800
Qualitas Controladora SAB de CV(2)	90,158	709,293
Regional SAB de CV	185,097	1,363,707
Sitios Latinoamerica SAB de CV(1)(2)	40,915	17,253
Wal-Mart de Mexico SAB de CV	1,033,096	4,072,884
		115,795,484
Peru — 0.3%
Cia de Minas Buenaventura SAA, ADR	402,241	3,435,138

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Credicorp Ltd.	39,926	$5,646,734
Intercorp Financial Services, Inc.	26,506	618,385
Southern Copper Corp.	32,422	2,615,159
		12,315,416
Philippines — 0.8%
Aboitiz Equity Ventures, Inc.	1,443,690	1,198,980
Aboitiz Power Corp.	60,500	38,174
ACEN Corp.	1,249,820	110,461
Alliance Global Group, Inc.	1,108,600	244,767
Ayala Corp.	139,890	1,520,770
Ayala Land, Inc.	1,916,800	918,509
Ayalaland Logistics Holdings Corp.(1)	28,000	959
Bank of the Philippine Islands	1,030,781	2,001,976
BDO Unibank, Inc.	1,355,968	3,333,751
Cebu Air, Inc.(1)	19,350	12,331
Century Pacific Food, Inc.	256,200	122,461
Converge Information & Communications Technology Solutions, Inc.(1)	1,394,500	191,232
Cosco Capital, Inc.	227,200	20,617
DITO CME Holdings Corp.(1)	425,200	16,511
DMCI Holdings, Inc.	7,531,600	1,284,378
East West Banking Corp.	65,600	8,547
Filinvest Land, Inc.	519,000	5,956
Ginebra San Miguel, Inc.	7,600	22,180
Global Ferronickel Holdings, Inc.	757,000	35,400
Globe Telecom, Inc.	20,439	650,299
GT Capital Holdings, Inc.	111,380	1,125,623
International Container Terminal Services, Inc.	492,010	1,798,263
JG Summit Holdings, Inc.	1,459,824	941,507
Jollibee Foods Corp.	379,160	1,586,231
LT Group, Inc.	183,600	29,578
Manila Electric Co.	70,940	430,841
Manila Water Co., Inc.	265,100	82,751
Max's Group, Inc.	15,000	1,165
Megaworld Corp.	3,778,800	132,777
Metro Pacific Investments Corp.	15,741,600	1,403,249
Metropolitan Bank & Trust Co.	2,371,260	2,310,898
Monde Nissin Corp.	1,220,500	155,124
Nickel Asia Corp.	1,572,800	142,957
Petron Corp.	137,700	8,513
PLDT, Inc., ADR(2)	61,614	1,257,542
Puregold Price Club, Inc.	525,000	258,712
Robinsons Land Corp.	850,300	219,414
Robinsons Retail Holdings, Inc.	128,010	111,796
Security Bank Corp.	725,710	1,031,527
Semirara Mining & Power Corp.	782,800	442,336
Shell Pilipinas Corp.(1)	7,000	1,728
SM Investments Corp.	61,815	908,683
SM Prime Holdings, Inc.	2,763,100	1,424,768
Universal Robina Corp.	531,210	1,048,507

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Vista Land & Lifescapes, Inc.	266,100	$7,470
Wilcon Depot, Inc.	299,300	117,302
		28,717,521
Poland — 1.0%
Alior Bank SA(1)	181,359	2,465,624
Allegro.eu SA(1)	126,181	1,009,264
AmRest Holdings SE(1)	9,743	64,778
Asseco Poland SA	7,498	133,194
Bank Handlowy w Warszawie SA	4,133	86,696
Bank Millennium SA(1)	768,471	1,131,238
Bank Polska Kasa Opieki SA	103,130	2,692,316
Budimex SA	8,638	939,776
CCC SA(1)	46,163	498,287
CD Projekt SA(2)	57,879	2,065,925
Cyfrowy Polsat SA	54,560	179,299
Dino Polska SA(1)	29,292	2,686,122
Enea SA(1)	123,864	263,876
Eurocash SA	19,678	76,068
Grenevia SA(1)	28,812	25,094
Grupa Azoty SA(1)	33,832	206,104
Jastrzebska Spolka Weglowa SA(1)	161,696	1,416,325
KGHM Polska Miedz SA	76,178	2,100,637
KRUK SA(1)	11,845	1,147,842
LiveChat Software SA	13,071	423,541
LPP SA	924	3,108,453
Lubelski Wegiel Bogdanka SA	857	7,237
mBank SA(1)	5,811	603,512
Orange Polska SA	1,104,456	1,915,609
ORLEN SA	328,977	5,022,448
Pepco Group NV(1)	73,924	579,132
PGE Polska Grupa Energetyczna SA(1)	138,397	284,085
Powszechna Kasa Oszczednosci Bank Polski SA(1)	200,774	1,813,145
Powszechny Zaklad Ubezpieczen SA	227,935	2,282,735
Santander Bank Polska SA(1)	18,409	1,656,227
Tauron Polska Energia SA(1)	563,566	584,028
TEN Square Games SA(2)	1,102	21,887
Warsaw Stock Exchange	5,163	45,946
XTB SA	41,561	333,550
		37,870,000
Russia(3)†
Gazprom PJSC(1)	1,738,516	2
Gazprom PJSC, ADR(1)	13,735	1
Globaltrans Investment PLC, GDR(1)	112,592	11
LUKOIL PJSC	69,112	—
LUKOIL PJSC, ADR(1)	2,950	—
Magnit PJSC	9,702	—
Magnit PJSC, GDR(1)	3	—
Mechel PJSC(1)	22,684	—
MMC Norilsk Nickel PJSC(1)	7,492	—
MMC Norilsk Nickel PJSC, ADR(1)	6	—

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Mobile TeleSystems PJSC, ADR(1)	58,032	$6
Novatek PJSC	38,550	—
Novolipetsk Steel PJSC(1)	405,900	1
PhosAgro PJSC	14,221	—
PhosAgro PJSC, GDR(1)	2	—
PhosAgro PJSC (London)(1)	275	—
Ros Agro PLC, GDR(1)	2,060	—
Rosneft Oil Co. PJSC	192,337	—
Severstal PAO, GDR(1)	53,821	6
Tatneft PJSC	223,476	—
VTB Bank PJSC(1)	1,439,642,000	1,502
X5 Retail Group NV, GDR(1)	13,628	1
		1,530
South Africa — 3.5%
Absa Group Ltd.	604,980	5,832,929
Adcock Ingram Holdings Ltd.	1,014	2,961
Advtech Ltd.	35,578	38,691
AECI Ltd.(2)	103,354	590,027
African Rainbow Minerals Ltd.	155,926	1,472,504
Afrimat Ltd.	18,266	54,123
Alexander Forbes Group Holdings Ltd.	85,796	26,433
Anglo American Platinum Ltd.(2)	18,124	632,062
AngloGold Ashanti Ltd., ADR	366,367	6,228,239
ArcelorMittal South Africa Ltd.(1)	60,938	6,604
Aspen Pharmacare Holdings Ltd.	286,951	2,618,058
Astral Foods Ltd.	29,039	262,891
AVI Ltd.	403,102	1,542,312
Barloworld Ltd.	353,948	1,587,573
Bid Corp. Ltd.	99,693	2,238,463
Bidvest Group Ltd.	155,288	2,342,927
Brait PLC(1)(2)	36,591	5,366
Capitec Bank Holdings Ltd.	22,258	1,866,725
Cashbuild Ltd.	1,658	16,059
City Lodge Hotels Ltd.	91,493	22,959
Clicks Group Ltd.	122,192	1,769,057
Coronation Fund Managers Ltd.	135,466	229,251
DataTec Ltd.	30,130	58,445
Dis-Chem Pharmacies Ltd.	72,041	90,965
Discovery Ltd.(1)	244,123	1,894,700
DRDGOLD Ltd.	116,336	116,997
Exxaro Resources Ltd.	188,997	1,672,663
Famous Brands Ltd.	3,093	9,872
FirstRand Ltd.	1,947,233	7,565,809
Foschini Group Ltd.	375,460	2,072,264
Gold Fields Ltd., ADR	578,787	7,310,080
Grindrod Ltd.	322,753	181,876
Harmony Gold Mining Co. Ltd., ADR	556,410	2,292,409
Impala Platinum Holdings Ltd.	694,009	3,572,847
Investec Ltd.(2)	110,444	647,931
KAL Group Ltd.	1,532	3,028
KAP Ltd.	1,542,797	202,823

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Kumba Iron Ore Ltd.(2)	36,141	$791,425
Life Healthcare Group Holdings Ltd.	897,807	1,017,190
Metair Investments Ltd.(1)	41,971	41,165
MiX Telematics Ltd., ADR	5,715	39,148
Momentum Metropolitan Holdings	2,427,778	2,583,529
Motus Holdings Ltd.	142,191	763,557
Mr Price Group Ltd.	211,870	1,482,833
MTN Group Ltd.	843,507	5,363,995
MultiChoice Group	336,495	1,398,095
Murray & Roberts Holdings Ltd.(1)(2)	20,297	624
Naspers Ltd., N Shares	41,886	7,109,489
Nedbank Group Ltd.(2)	367,617	4,207,970
NEPI Rockcastle NV(2)	467,270	2,789,569
Netcare Ltd.	837,173	586,767
Ninety One Ltd.	114,411	241,973
Northam Platinum Holdings Ltd.(1)	391,689	2,590,021
Oceana Group Ltd.	2,532	9,276
Old Mutual Ltd.	5,722,735	3,832,735
Omnia Holdings Ltd.	404,868	1,165,003
OUTsurance Group Ltd.	259,909	551,213
Pick n Pay Stores Ltd.(2)	267,425	493,742
PPC Ltd.(1)	754,515	103,510
PSG Financial Services Ltd.	120,987	89,425
Raubex Group Ltd.	14,747	20,186
Reinet Investments SCA	103,433	2,224,290
Remgro Ltd.	377,587	3,166,747
Reunert Ltd.	50,821	161,398
RFG Holdings Ltd.	19,543	11,118
RMB Holdings Ltd.	124,786	3,169
Sanlam Ltd.	649,076	2,333,409
Santam Ltd.	9,542	150,232
Sappi Ltd.(2)	1,074,683	2,278,147
Sasol Ltd., ADR(2)	312,705	4,030,767
Shoprite Holdings Ltd.	243,381	3,396,686
Sibanye Stillwater Ltd., ADR(2)	710,440	4,298,162
SPAR Group Ltd.(2)	204,562	1,116,549
Standard Bank Group Ltd.	526,537	5,375,883
Super Group Ltd.	60,961	110,104
Telkom SA SOC Ltd.(1)(2)	844,360	1,212,561
Thungela Resources Ltd.(2)	313,662	2,483,356
Tiger Brands Ltd.	125,938	1,087,815
Transaction Capital Ltd.	27,574	9,407
Truworths International Ltd.	540,820	2,075,568
Tsogo Sun Ltd.	11,283	7,376
Vodacom Group Ltd.	292,007	1,665,577
Wilson Bayly Holmes-Ovcon Ltd.(1)	9,429	56,936
Woolworths Holdings Ltd.	486,630	1,912,458
Zeda Ltd.(1)	232,331	146,128
Zeder Investments Ltd.	120,266	10,917
		133,676,123

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
South Korea — 14.2%
ABLBio, Inc.(1)	23,584	$323,794
Able C&C Co. Ltd.(1)	610	3,726
Advanced Process Systems Corp.	4,807	66,346
Aekyung Chemical Co. Ltd.	36,696	437,334
Aekyung Industrial Co. Ltd.	63	969
AfreecaTV Co. Ltd.	8,544	527,231
Ahnlab, Inc.	1,317	64,590
Alteogen, Inc.(1)	3,978	135,963
Amorepacific Corp.	6,448	652,153
AMOREPACIFIC Group	17,909	455,131
Ananti, Inc.(1)(2)	64,627	399,457
Aprogen, Inc.(1)	54,523	79,945
APTC Co. Ltd.(1)	1,177	12,323
Asiana Airlines, Inc.(1)	49,808	417,700
BGF Co. Ltd.	12,496	34,236
BGF retail Co. Ltd.(2)	5,815	687,570
BH Co. Ltd.(2)	33,647	612,326
Binex Co. Ltd.(1)	11,370	76,195
Binggrae Co. Ltd.	3,060	128,986
Bioneer Corp.(1)(2)	7,543	244,114
BNK Financial Group, Inc.	393,587	2,028,929
Boditech Med, Inc.	3,086	46,250
Boryung	13,510	95,878
Bukwang Pharmaceutical Co. Ltd.(1)	14,110	72,017
Byucksan Corp.	12,984	35,428
Caregen Co. Ltd.	7,410	232,959
Celltrion Healthcare Co. Ltd.	15,173	742,428
Celltrion Pharm, Inc.(1)	2,886	149,958
Celltrion, Inc.	19,911	2,166,838
Chabiotech Co. Ltd.(1)	19,986	265,761
Cheil Worldwide, Inc.	35,461	505,496
Chong Kun Dang Pharmaceutical Corp.	3,770	247,670
Chongkundang Holdings Corp.	112	4,628
Chunbo Co. Ltd.	690	78,445
CJ CGV Co. Ltd.(1)	26,047	154,664
CJ CheilJedang Corp.	3,698	835,655
CJ Corp.	8,463	449,657
CJ ENM Co. Ltd.(1)	20,427	898,773
CJ Logistics Corp.	12,400	739,585
Classys, Inc.(2)	16,076	470,621
CMG Pharmaceutical Co. Ltd.(1)(2)	9,916	18,298
Com2uSCorp	6,964	249,425
Connectwave Co. Ltd.(1)	1,135	9,855
Cosmax, Inc.(1)	10,511	1,219,165
CosmoAM&T Co. Ltd.(1)	5,083	605,072
Cosmochemical Co. Ltd.(1)	22,558	740,011
Coupang, Inc.(1)	213,535	4,052,894
Coway Co. Ltd.	50,698	1,655,441
COWELL FASHION Co. Ltd.(2)	21,346	115,809

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Creative & Innovative System(1)(2)	44,131	$373,811
CrystalGenomics, Inc.(1)	11,842	30,862
CS Wind Corp.	7,100	340,643
Cuckoo Holdings Co. Ltd.	2,944	47,653
Cuckoo Homesys Co. Ltd.	4,724	81,083
Dae Han Flour Mills Co. Ltd.	490	48,548
Daeduck Electronics Co. Ltd.	48,071	1,048,504
Daesang Corp.	16,188	219,449
Daesung Holdings Co. Ltd.	377	3,724
Daewon Pharmaceutical Co. Ltd.	2,047	26,649
Daewoo Engineering & Construction Co. Ltd.(1)	224,599	780,583
Daewoong Co. Ltd.	4,979	53,647
Daewoong Pharmaceutical Co. Ltd.	1,900	149,807
Daishin Securities Co. Ltd.	26,275	286,137
Daol Investment & Securities Co. Ltd.	111,644	341,359
Daou Data Corp.	17,226	193,379
Daou Technology, Inc.	18,641	261,704
DB Financial Investment Co. Ltd.	13,706	42,178
DB HiTek Co. Ltd.	47,191	1,906,114
DB Insurance Co. Ltd.	61,773	3,814,941
Dentium Co. Ltd.	4,780	445,963
DGB Financial Group, Inc.(2)	272,740	1,546,086
DI Dong Il Corp.	19,993	355,673
DIO Corp.(1)	879	19,678
DL E&C Co. Ltd.	57,539	1,347,573
DL Holdings Co. Ltd.	19,095	551,316
DN Automotive Corp.	3,136	210,477
Dong-A Socio Holdings Co. Ltd.	783	57,689
Dong-A ST Co. Ltd.	994	46,283
Dongjin Semichem Co. Ltd.	53,884	1,387,149
DongKook Pharmaceutical Co. Ltd.	9,094	96,827
Dongkuk CM Co. Ltd.(1)(2)	30,636	188,904
Dongkuk Holdings Co. Ltd.	16,318	147,297
Dongkuk Steel Mill Co. Ltd.(1)	50,831	381,497
Dongsuh Cos., Inc.	5,808	78,606
Dongwha Enterprise Co. Ltd.(1)	2,063	55,787
Dongwha Pharm Co. Ltd.	4,407	33,268
Dongwon Development Co. Ltd.	10,306	26,886
Dongwon F&B Co. Ltd.	2,410	54,692
Dongwon Industries Co. Ltd.	9,884	261,750
Dongwon Systems Corp.	3,363	88,582
Doosan Bobcat, Inc.	30,063	1,221,627
Doosan Co. Ltd.	327	29,049
Doosan Enerbility Co. Ltd.(1)	117,925	1,623,020
Doosan Fuel Cell Co. Ltd.(1)	4,525	84,582
Doosan Tesna, Inc.	12,170	448,799
DoubleUGames Co. Ltd.	7,321	236,343
Douzone Bizon Co. Ltd.	13,677	350,402
Dreamtech Co. Ltd.	15,774	149,588
Duk San Neolux Co. Ltd.(1)	6,317	203,929

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Easy Bio, Inc.	465	$1,274
Easy Holdings Co. Ltd.	1	2
Echo Marketing, Inc.	11,592	89,828
Ecopro BM Co. Ltd.(2)	8,835	2,163,600
Ecopro Co. Ltd.(2)	3,985	3,780,444
Ecopro HN Co. Ltd.(2)	9,424	661,011
E-MART, Inc.	9,368	522,416
ENF Technology Co. Ltd.	2,415	38,748
Eo Technics Co. Ltd.(2)	5,036	644,011
Eugene Corp.	22,122	59,607
Eugene Investment & Securities Co. Ltd.	61,751	196,267
Eugene Technology Co. Ltd.	5,418	140,706
F&F Co. Ltd.	9,853	766,728
Fila Holdings Corp.	54,614	1,563,775
Foosung Co. Ltd.(2)	50,037	442,054
Genexine, Inc.(1)	1,908	14,495
GOLFZON Co. Ltd.	7,448	514,916
Gradiant Corp.	13,390	143,423
Grand Korea Leisure Co. Ltd.(1)(2)	23,729	290,098
Green Cross Corp.	2,501	218,558
Green Cross Holdings Corp.	2,440	25,785
GS Engineering & Construction Corp.	41,213	452,409
GS Holdings Corp.	54,535	1,547,861
GS Retail Co. Ltd.	63,845	1,141,677
HAESUNG DS Co. Ltd.	19,421	1,005,736
Hana Financial Group, Inc.	314,591	9,400,805
Hana Materials, Inc.	7,352	246,355
Hana Micron, Inc.	50,342	807,056
Hana Tour Service, Inc.(1)	2,411	88,627
Handsome Co. Ltd.	13,246	189,993
Hanil Cement Co. Ltd.	4,810	45,899
Hanjin Kal Corp.	674	22,632
Hanjin Transportation Co. Ltd.	3,382	54,327
Hankook Shell Oil Co. Ltd.	114	19,531
Hankook Tire & Technology Co. Ltd.	44,575	1,304,761
Hanmi Pharm Co. Ltd.	3,466	771,869
Hanmi Semiconductor Co. Ltd.	28,867	1,302,539
Hanon Systems	62,982	433,642
Hansae Co. Ltd.	42,094	620,972
Hansol Chemical Co. Ltd.	4,618	563,243
Hansol Paper Co. Ltd.	4,250	33,962
Hansol Technics Co. Ltd.	26,009	127,599
Hanssem Co. Ltd.	6,990	312,752
Hanwha Aerospace Co. Ltd.	51,575	4,443,144
Hanwha Corp.	55,001	1,039,563
Hanwha Corp., Preference Shares	2,247	23,441
Hanwha Galleria Corp.(1)	50,382	50,318
Hanwha General Insurance Co. Ltd.(1)	27,006	85,533
Hanwha Investment & Securities Co. Ltd.(1)	177,050	334,989
Hanwha Life Insurance Co. Ltd.(1)	846,785	1,609,375

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Hanwha Ocean Co. Ltd.(1)	7,499	$217,416
Hanwha Solutions Corp.(1)	44,673	1,229,614
Hanwha Systems Co. Ltd.	19,233	195,147
Harim Holdings Co. Ltd.	111,238	608,775
HD Hyundai Co. Ltd.	60,995	2,724,709
HD Hyundai Construction Equipment Co. Ltd.	10,546	567,086
HD Hyundai Electric Co. Ltd.	27,427	1,458,718
HD Hyundai Energy Solutions Co. Ltd.	3,807	89,434
HD Hyundai Heavy Industries Co. Ltd.(1)	5,037	497,735
HD Hyundai Infracore Co. Ltd.	135,311	1,075,445
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	53,932	5,043,136
HDC Holdings Co. Ltd.	3,073	14,448
HDC Hyundai Development Co-Engineering & Construction, E Shares	41,445	323,213
Helixmith Co. Ltd.(1)	2,352	8,876
Hite Jinro Co. Ltd.	27,099	397,592
HJ Shipbuilding & Construction Co. Ltd.(1)	15,718	45,360
HK inno N Corp.	1,899	53,096
HL Holdings Corp.	3,576	97,064
HL Mando Co. Ltd.	54,461	1,724,082
HLB, Inc.(1)	12,436	271,092
HMM Co. Ltd.	211,056	2,656,930
Hotel Shilla Co. Ltd.(2)	27,740	1,847,880
HPSP Co. Ltd.	19,540	482,189
HS Industries Co. Ltd.	11,046	29,980
Hugel, Inc.(1)	2,831	240,108
Humasis Co. Ltd.(1)(2)	255,300	485,120
Humax Co. Ltd.(1)	14,003	37,081
Humedix Co. Ltd.	11,189	342,234
Huons Co. Ltd.	1,038	36,984
Huons Global Co. Ltd.	1,022	19,289
Hwaseung Enterprise Co. Ltd.	1,558	9,008
HYBE Co. Ltd.(1)	7,085	1,352,821
Hyosung Advanced Materials Corp.	2,148	733,181
Hyosung Chemical Corp.(1)	1,063	84,714
Hyosung Corp.	2,913	139,616
Hyosung Heavy Industries Corp.(1)	3,167	479,675
Hyosung TNC Corp.	4,577	1,144,212
Hyundai Autoever Corp.	926	122,927
Hyundai Corp.	26,090	392,749
Hyundai Department Store Co. Ltd.	11,854	621,844
Hyundai Elevator Co. Ltd.	16,107	548,088
Hyundai Engineering & Construction Co. Ltd.	56,973	1,528,128
Hyundai GF Holdings	16,424	45,596
Hyundai Glovis Co. Ltd.	19,788	2,580,186
Hyundai Green Food(1)	8,718	82,939
Hyundai Home Shopping Network Corp.	2,978	98,245
Hyundai Marine & Fire Insurance Co. Ltd.	94,876	2,169,374
Hyundai Mipo Dockyard Co. Ltd.(1)(2)	25,424	1,747,704
Hyundai Mobis Co. Ltd.	24,594	4,293,743

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Hyundai Motor Co.	108,628	$15,521,225
Hyundai Rotem Co. Ltd.(1)	70,866	1,646,927
Hyundai Steel Co.	87,891	2,403,323
Hyundai Wia Corp.	32,260	1,403,856
ICD Co. Ltd.	6,931	47,360
Il Dong Pharmaceutical Co. Ltd.(1)	137	1,661
Ilyang Pharmaceutical Co. Ltd.	8,045	97,429
iMarketKorea, Inc.	10,401	72,738
Industrial Bank of Korea	285,466	2,322,322
Innocean Worldwide, Inc.	5,567	171,142
Innox Advanced Materials Co. Ltd.(2)	13,820	397,051
Insun ENT Co. Ltd.(1)	15,244	96,999
Interflex Co. Ltd.(1)	344	2,703
INTOPS Co. Ltd.(2)	26,498	591,694
iNtRON Biotechnology, Inc.(1)	11,031	88,479
IS Dongseo Co. Ltd.(1)	32,042	768,711
ISC Co. Ltd.(2)	7,370	555,807
i-SENS, Inc.	2,026	50,855
ISU Chemical Co. Ltd.	11,199	172,343
ISU Specialty Chemical(1)	2,747	582,436
JB Financial Group Co. Ltd.	196,186	1,439,764
Jeisys Medical, Inc.(1)	33,269	352,708
Jeju Air Co. Ltd.(1)	37,855	370,674
Jin Air Co. Ltd.(1)	16,591	164,332
Jusung Engineering Co. Ltd.(2)	83,461	1,725,905
JW Holdings Corp.	1	3
JW Pharmaceutical Corp.	9,547	332,309
JYP Entertainment Corp.	25,501	2,162,737
K Car Co. Ltd.(2)	21,345	194,524
Kakao Corp.	59,256	2,150,522
Kakao Games Corp.(1)	4,032	86,618
KakaoBank Corp.(2)	52,540	1,045,109
Kakaopay Corp.(1)	3,910	133,431
Kangwon Land, Inc.	104,880	1,229,668
KB Financial Group, Inc., ADR	298,674	12,057,469
KC Co. Ltd.	5,885	78,095
KC Tech Co. Ltd.	6,554	108,206
KCC Corp.	3,644	601,528
KCC Glass Corp.	10,265	324,862
KEPCO Engineering & Construction Co., Inc.	3,150	157,582
KEPCO Plant Service & Engineering Co. Ltd.	19,516	494,956
KG Dongbusteel(2)	66,237	415,793
KG Eco Technology Service Co. Ltd.	45,736	535,435
KG Mobility Co.(1)	919	6,111
Kginicis Co. Ltd.	19,665	164,293
KH Vatec Co. Ltd.	9,846	111,861
Kia Corp.	216,109	13,099,237
KISCO Corp.	15,701	70,393
KISWIRE Ltd.	2,131	35,360
KIWOOM Securities Co. Ltd.	20,165	1,573,795

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
KMW Co. Ltd.(1)	675	$5,687
Koentec Co. Ltd.	3,932	21,054
Koh Young Technology, Inc.	10,793	105,968
Kolmar BNH Co. Ltd.	6,109	85,385
Kolmar Korea Holdings Co. Ltd.	1,580	18,473
Kolon Corp.	1,460	20,407
Kolon Industries, Inc.	10,185	390,884
KoMiCo Ltd.	6,296	257,377
KONA I Co. Ltd.(1)	4,604	57,754
Korea Aerospace Industries Ltd.	75,860	2,897,364
Korea Circuit Co. Ltd.(1)	10,726	135,135
Korea District Heating Corp.(1)	758	14,629
Korea Electric Power Corp., ADR(1)(2)	235,745	1,577,134
Korea Electric Terminal Co. Ltd.	2,868	115,383
Korea Gas Corp.(1)	4,476	84,900
Korea Investment Holdings Co. Ltd.	43,882	1,723,750
Korea Line Corp.(1)	268,824	364,890
Korea Petrochemical Ind Co. Ltd.	2,947	286,471
Korea Real Estate Investment & Trust Co. Ltd.	68,819	64,574
Korea United Pharm, Inc.	5,778	118,952
Korea Zinc Co. Ltd.	3,386	1,348,147
Korean Air Lines Co. Ltd.	188,182	3,240,672
Korean Reinsurance Co.	90,913	544,679
Krafton, Inc.(1)	10,578	1,238,463
KT Corp.	61,191	1,526,298
KT Skylife Co. Ltd.	12,012	57,688
Kum Yang Co. Ltd.(1)(2)	26,395	2,570,279
Kumho Petrochemical Co. Ltd.	23,079	2,176,023
Kumho Tire Co., Inc.(1)	104,955	392,263
KUMHOE&C Co. Ltd.	253	1,020
Kyung Dong Navien Co. Ltd.	9,362	371,354
L&F Co. Ltd.	3,514	570,136
Lake Materials Co. Ltd.(1)	43,117	551,848
LB Semicon, Inc.(1)	21,320	112,699
LEENO Industrial, Inc.	3,651	463,480
LegoChem Biosciences, Inc.(1)	2,616	69,640
LF Corp.	10,203	112,468
LG Chem Ltd.	16,681	7,344,774
LG Corp.	40,695	2,524,643
LG Display Co. Ltd., ADR(1)(2)	564,309	2,832,831
LG Electronics, Inc.	101,260	7,535,922
LG Energy Solution Ltd.(1)(2)	6,392	2,627,153
LG H&H Co. Ltd.	3,645	1,279,090
LG HelloVision Co. Ltd.	6,071	18,288
LG Innotek Co. Ltd.	8,975	1,829,779
LG Uplus Corp.	315,601	2,493,471
LIG Nex1 Co. Ltd.	22,076	1,413,804
Lock&Lock Co. Ltd.	3,706	16,393
Lotte Chemical Corp.	9,642	995,098
Lotte Chilsung Beverage Co. Ltd.(2)	5,740	563,693

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Lotte Corp.	1,759	$33,173
Lotte Data Communication Co.	2,619	53,255
Lotte Energy Materials Corp.	6,363	234,089
LOTTE Fine Chemical Co. Ltd.	18,148	828,448
LOTTE Himart Co. Ltd.	1,460	10,923
Lotte Rental Co. Ltd.	22,974	482,020
Lotte Shopping Co. Ltd.	8,259	443,289
Lotte Wellfood Co. Ltd.	2,167	182,530
LS Corp.	6,924	560,234
LS Electric Co. Ltd.	6,324	476,819
LVMC Holdings(1)	157,626	307,924
LX Hausys Ltd.	4,181	161,723
LX Holdings Corp.	36,891	226,245
LX INTERNATIONAL Corp.	59,584	1,366,191
LX Semicon Co. Ltd.	14,387	967,949
Maeil Dairies Co. Ltd.	2,084	70,267
Mcnex Co. Ltd.	13,810	303,635
Medytox, Inc.	2,082	389,090
MegaStudyEdu Co. Ltd.	9,069	353,048
Meritz Financial Group, Inc.	129,695	5,359,675
Mirae Asset Life Insurance Co. Ltd.(1)	22,028	66,714
Mirae Asset Securities Co. Ltd.	311,131	1,566,004
Miwon Commercial Co. Ltd.	112	14,063
Myoung Shin Industrial Co. Ltd.(1)	53,489	862,691
Namhae Chemical Corp.	11,850	68,884
Namsun Aluminum Co. Ltd.(1)	7,959	15,368
NAVER Corp.	38,881	6,293,751
NCSoft Corp.	6,466	1,228,470
Neowiz(1)	26,970	718,419
NEPES Corp.(1)	8,242	110,151
Netmarble Corp.(1)	1,805	58,440
Nexen Tire Corp.	36,014	216,949
NEXTIN, Inc.	3,774	232,328
NH Investment & Securities Co. Ltd.	201,112	1,565,884
NHN Corp.(1)	8,144	160,038
NHN KCP Corp.	25,127	172,652
NICE Holdings Co. Ltd.	8,854	94,008
NICE Information Service Co. Ltd.	22,716	168,260
NongShim Co. Ltd.	2,220	769,429
OCI Co. Ltd.(1)	3,800	365,830
OCI Holdings Co. Ltd.(2)	16,807	1,168,939
OptoElectronics Solutions Co. Ltd.	901	9,812
Orion Corp./Republic of Korea	12,143	1,118,339
Orion Holdings Corp.	18,881	217,244
Oscotec, Inc.(1)	202	4,274
Ottogi Corp.	838	233,172
Pan Ocean Co. Ltd.	454,442	1,531,708
Paradise Co. Ltd.(1)	17,496	222,801
Park Systems Corp.	2,100	285,557
Partron Co. Ltd.	52,572	322,294

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Pearl Abyss Corp.(1)	3,308	$120,691
People & Technology, Inc.	21,703	1,148,057
PharmaResearch Co. Ltd.	3,885	425,320
PI Advanced Materials Co. Ltd.(2)	7,730	173,410
Poongsan Corp.	23,482	626,436
Posco DX Co. Ltd.(2)	49,364	2,091,224
POSCO Future M Co. Ltd.	3,985	1,352,526
POSCO Holdings, Inc., ADR(2)	217,619	23,885,861
Posco International Corp.(2)	89,443	5,355,712
Posco M-Tech Co. Ltd.	6,652	157,165
PSK, Inc.	30,279	428,537
Pulmuone Co. Ltd.	3,081	26,413
S&S Tech Corp.	6,600	236,101
S-1 Corp.	4,672	197,117
Sam Chun Dang Pharm Co. Ltd.(1)	1,941	128,892
Sam Young Electronics Co. Ltd.	3,086	20,817
Samchully Co. Ltd.	2,940	243,562
Samjin Pharmaceutical Co. Ltd.	1,819	30,767
Samsung Biologics Co. Ltd.(1)	3,088	1,720,392
Samsung C&T Corp.	28,403	2,247,196
Samsung Card Co. Ltd.	2,438	55,217
Samsung Electro-Mechanics Co. Ltd.	39,120	4,000,530
Samsung Electronics Co. Ltd., GDR	79,834	100,621,724
Samsung Engineering Co. Ltd.(1)	166,518	4,277,634
Samsung Fire & Marine Insurance Co. Ltd.	40,386	7,523,133
Samsung Heavy Industries Co. Ltd.(1)	309,569	2,061,422
Samsung Life Insurance Co. Ltd.	45,070	2,303,569
Samsung SDI Co. Ltd.	20,874	9,681,387
Samsung SDS Co. Ltd.(2)	14,094	1,512,557
Samsung Securities Co. Ltd.	78,756	2,222,802
Samwha Capacitor Co. Ltd.	1,445	43,397
Samyang Corp.	1,845	63,910
Samyang Foods Co. Ltd.	2,284	335,541
Samyang Holdings Corp.	1,825	96,324
Sang-A Frontec Co. Ltd.	2,323	42,269
Sangsangin Co. Ltd.(1)	36,362	126,596
SD Biosensor, Inc.(2)	36,022	340,694
Seah Besteel Holdings Corp.	25,951	462,777
SeAH Steel Corp.	2,531	266,482
SeAH Steel Holdings Corp.	1,576	221,418
Sebang Co. Ltd.	11,290	105,853
Sebang Global Battery Co. Ltd.	7,833	354,611
Seegene, Inc.(2)	43,195	724,345
Sejong Telecom, Inc.	2,388	1,082
Seobu T&D	23,139	172,162
Seojin System Co. Ltd.(1)	17,366	211,192
Seoul Semiconductor Co. Ltd.	58,387	520,974
SFA Engineering Corp.	15,905	399,660
SFA Semicon Co. Ltd.(1)(2)	55,863	210,825
SGC Energy Co. Ltd.	3,153	62,708

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Shinhan Financial Group Co. Ltd., ADR(2)	397,401	$10,690,087
Shinsegae International, Inc.	9,010	128,595
Shinsegae, Inc.(2)	9,219	1,413,887
Shinsung E&G Co. Ltd.(1)	13,081	29,165
Shinyoung Securities Co. Ltd.	714	30,411
SillaJen, Inc.(1)	626	2,401
SIMMTECH Co. Ltd.(2)	29,727	813,266
SK Biopharmaceuticals Co. Ltd.(1)	9,322	603,607
SK Bioscience Co. Ltd.(1)	5,111	284,103
SK Chemicals Co. Ltd.	7,887	374,889
SK D&D Co. Ltd.(2)	7,003	114,388
SK Discovery Co. Ltd.	9,724	308,081
SK Gas Ltd.	1,169	111,302
SK Hynix, Inc.	344,012	31,631,948
SK IE Technology Co. Ltd.(1)	6,095	415,597
SK Innovation Co. Ltd.(1)	34,214	4,589,160
SK Networks Co. Ltd.	269,391	1,468,537
SK oceanplant Co. Ltd.(1)	26,661	435,117
SK Securities Co. Ltd.	281,197	137,975
SK Telecom Co. Ltd., ADR(2)	28,209	566,437
SK, Inc.	17,777	1,941,070
SKC Co. Ltd.	5,450	376,621
SL Corp.	13,142	355,379
SM Entertainment Co. Ltd.	11,279	1,172,109
SNT Dynamics Co. Ltd.	14,099	117,209
SNT Motiv Co. Ltd.	17,298	640,115
S-Oil Corp.	38,888	2,147,940
Songwon Industrial Co. Ltd.	5,948	87,604
Soulbrain Co. Ltd.	3,280	563,775
Soulbrain Holdings Co. Ltd.	1,229	36,309
SPC Samlip Co. Ltd.	1,750	90,924
SPG Co. Ltd.	15,942	394,386
STIC Investments, Inc.	2,476	14,277
Studio Dragon Corp.(1)	7,058	275,300
Sun Kwang Co. Ltd.	716	10,502
Sung Kwang Bend Co. Ltd.	20,654	238,340
Sungwoo Hitech Co. Ltd.(2)	70,568	538,942
Taekwang Industrial Co. Ltd.	59	27,038
Taewoong Co. Ltd.(1)	329	5,783
Taeyoung Engineering & Construction Co. Ltd.	8,091	23,642
Taihan Electric Wire Co. Ltd.(1)	8,345	83,247
TES Co. Ltd.	10,262	152,370
TK Corp.	11,345	176,197
TKG Huchems Co. Ltd.	22,623	378,722
Tokai Carbon Korea Co. Ltd.	4,217	292,398
Tongyang Life Insurance Co. Ltd.(1)	24,322	81,224
Tongyang, Inc.	2,830	2,210
Toptec Co. Ltd.	329	2,059
TSE Co. Ltd.(2)	1,752	55,744
Tway Air Co. Ltd.(1)	88,625	178,421

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
TY Holdings Co. Ltd.	2,617	$13,762
Unid Btplus Co. Ltd.(1)	3,490	23,830
Unid Co. Ltd.	3,211	141,000
Value Added Technology Co. Ltd.	4,998	129,631
Vieworks Co. Ltd.	968	22,491
Webzen, Inc.	7,626	81,948
Wemade Co. Ltd.(2)	17,234	469,644
Whanin Pharmaceutical Co. Ltd.	148	1,647
Winix, Inc.	1,433	10,479
WiSoL Co. Ltd.	6,266	29,467
Wonik Holdings Co. Ltd.(1)	5,541	13,775
WONIK IPS Co. Ltd.	7,578	176,498
Wonik Materials Co. Ltd.	745	14,659
Wonik QnC Corp.	13,043	276,664
Woongjin Thinkbig Co. Ltd.	92,837	172,244
Woori Financial Group, Inc.	667,790	6,007,792
Woori Technology Investment Co. Ltd.(1)(2)	66,766	176,635
W-Scope Chungju Plant Co. Ltd.(1)	5,826	290,382
Y G-1 Co. Ltd.	6	26
YG Entertainment, Inc.	15,363	946,462
Youlchon Chemical Co. Ltd.	3,021	73,307
Young Poong Corp.	334	137,550
Youngone Corp.	31,312	1,270,818
Youngone Holdings Co. Ltd.	7,721	437,509
Yuanta Securities Korea Co. Ltd.	56,886	109,405
Yuhan Corp.	12,431	684,273
Zinus, Inc.	10,627	212,052
		539,612,094
Taiwan — 17.8%
Aaeon Technology, Inc.	1,000	4,844
Abico Avy Co. Ltd.	38,060	30,628
Ability Enterprise Co. Ltd.	191,000	139,260
AcBel Polytech, Inc.(2)	123,482	179,486
Accton Technology Corp.(2)	65,000	969,432
Acer Cyber Security, Inc.	6,000	30,851
Acer, Inc.(2)	2,353,000	2,697,901
ACES Electronic Co. Ltd.	39,720	34,632
Acon Holding, Inc.(1)	277,000	87,701
Acter Group Corp. Ltd.	398,414	1,955,193
ADATA Technology Co. Ltd.(2)	510,000	1,386,925
Advanced Ceramic X Corp.	9,000	54,602
Advanced International Multitech Co. Ltd.(2)	147,000	349,265
Advanced Optoelectronic Technology, Inc.	23,000	12,691
Advanced Power Electronics Corp.	17,000	43,726
Advantech Co. Ltd.	71,710	771,695
AGV Products Corp.	183,000	72,867
Airtac International Group	4,185	120,555
Alexander Marine Co. Ltd.(2)	13,000	170,809
Allied Circuit Co. Ltd.	37,000	159,082
Allied Supreme Corp.(2)	31,000	271,950

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Alltek Technology Corp.	59,529	$64,813
Alltop Technology Co. Ltd.	35,252	189,384
Alpha Networks, Inc.	153,772	191,298
Altek Corp.	278,000	309,956
Amazing Microelectronic Corp.(2)	100,259	342,282
AMPACS Corp.	16,000	25,946
Ampire Co. Ltd.(2)	63,000	72,425
AMPOC Far-East Co. Ltd.	38,000	79,261
AmTRAN Technology Co. Ltd.	1,196,321	457,746
Anderson Industrial Corp.	234,000	90,986
Anji Technology Co. Ltd.	20,398	27,460
Anpec Electronics Corp.	33,000	140,438
Apacer Technology, Inc.	53,000	89,242
APAQ Technology Co. Ltd.	12,000	24,422
Apex Dynamics, Inc.	17,000	119,008
Apex International Co. Ltd.	82,000	146,781
Arcadyan Technology Corp.(2)	120,061	559,448
Ardentec Corp.	1,527,000	2,988,910
Argosy Research, Inc.	28,545	121,545
ASE Technology Holding Co. Ltd., ADR(2)	1,238,136	10,177,478
Asia Cement Corp.	1,455,000	1,822,588
Asia Optical Co., Inc.	146,000	292,125
Asia Pacific Telecom Co. Ltd.(1)	7,209	1,410
Asia Polymer Corp.(2)	388,007	307,892
Asia Tech Image, Inc.	10,000	21,444
Asia Vital Components Co. Ltd.(2)	554,243	5,798,315
ASIX Electronics Corp.	11,000	38,728
ASolid Technology Co. Ltd.	21,000	58,021
ASPEED Technology, Inc.(2)	8,400	708,601
ASROCK, Inc.	3,000	21,930
Asustek Computer, Inc.(2)	898,000	11,313,893
ATE Energy International Co. Ltd.	47,000	42,025
Aten International Co. Ltd.	9,000	23,119
Audix Corp.	19,000	34,554
AUO Corp.(1)	6,375,160	3,559,968
AURAS Technology Co. Ltd.(2)	36,000	322,414
AVer Information, Inc.	14,000	17,373
Avermedia Technologies	24,000	16,032
Azurewave Technologies, Inc.(1)	12,000	12,795
Bafang Yunji International Co. Ltd.(2)	30,000	158,345
Bank of Kaohsiung Co. Ltd.(1)	142,467	55,880
Baolong International Co. Ltd.	34,000	16,699
Basso Industry Corp.	26,000	31,910
BenQ Materials Corp.	108,000	120,509
BenQ Medical Technology Corp.(2)	23,000	41,170
BES Engineering Corp.	2,490,000	785,562
Bin Chuan Enterprise Co. Ltd.	23,000	15,544
Bioteque Corp.	6,000	20,408
Bizlink Holding, Inc.	105,496	825,196
Bon Fame Co. Ltd.	34,000	80,974

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Bora Pharmaceuticals Co. Ltd.	7,146	$160,433
Brighton-Best International Taiwan, Inc.(2)	206,000	213,278
C Sun Manufacturing Ltd.	40,976	58,466
Capital Futures Corp.	19,000	26,304
Capital Securities Corp.	864,000	400,992
Career Technology MFG. Co. Ltd.(2)	569,100	405,047
Catcher Technology Co. Ltd.(2)	1,122,000	6,348,221
Cathay Financial Holding Co. Ltd.	4,541,062	6,492,977
Cayman Engley Industrial Co. Ltd.	7,000	13,815
Center Laboratories, Inc.	59,290	95,692
Central Reinsurance Co. Ltd.(1)	487,585	359,524
Century Iron & Steel Industrial Co. Ltd.	133,000	667,135
Chailease Holding Co. Ltd.	111,978	624,211
Chain Chon Industrial Co. Ltd.	43,000	18,134
Chaintech Technology Corp.	42,000	63,235
Champion Building Materials Co. Ltd.(1)	81,900	23,860
Champion Microelectronic Corp.	19,000	48,230
Chang Hwa Commercial Bank Ltd.	3,274,735	1,777,185
Chang Wah Electromaterials, Inc.	193,000	184,308
Chang Wah Technology Co. Ltd.	17,500	19,148
Channel Well Technology Co. Ltd.(2)	245,000	656,833
Charoen Pokphand Enterprise(1)(2)	72,600	221,018
CHC Healthcare Group	217,000	366,986
Chen Full International Co. Ltd.	16,000	19,502
Chenbro Micom Co. Ltd.(2)	29,000	209,714
Cheng Loong Corp.	298,000	267,105
Cheng Mei Materials Technology Corp.(1)	576,158	217,043
Cheng Shin Rubber Industry Co. Ltd.	655,000	813,680
Cheng Uei Precision Industry Co. Ltd.	205,000	300,419
Chenming Electronic Technology Corp.(2)	226,000	313,274
Chia Chang Co. Ltd.	30,000	39,990
Chia Hsin Cement Corp.	128,520	75,724
Chicony Electronics Co. Ltd.	607,000	1,968,209
Chicony Power Technology Co. Ltd.	42,000	154,180
Chieftek Precision Co. Ltd.	1,100	2,226
China Airlines Ltd.(2)	1,409,000	998,652
China Bills Finance Corp.	155,000	71,293
China Chemical & Pharmaceutical Co. Ltd.(2)	328,000	238,298
China Container Terminal Corp.	38,000	24,768
China Development Financial Holding Corp.(1)	3,288,943	1,221,931
China Development Financial Holding Corp., Preference Shares(1)	402,360	85,643
China Electric Manufacturing Corp.(2)	450,000	244,795
China General Plastics Corp.(2)	157,722	119,464
China Man-Made Fiber Corp.(1)	430,320	107,592
China Metal Products	115,000	130,034
China Motor Corp.	217,800	614,086
China Petrochemical Development Corp.(1)(2)	3,221,980	953,983
China Steel Chemical Corp.	6,000	20,601
China Steel Corp.(2)	6,265,000	5,210,927

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
China Steel Structure Co. Ltd.	18,000	$31,562
China Wire & Cable Co. Ltd.(2)	113,000	131,187
Chinese Maritime Transport Ltd.(2)	131,000	165,409
Chin-Poon Industrial Co. Ltd.	325,000	400,320
Chipbond Technology Corp.	592,000	1,295,914
ChipMOS Technologies, Inc.	480,000	577,304
Chlitina Holding Ltd.	34,000	202,070
Chong Hong Construction Co. Ltd.	1,000	2,268
Chroma ATE, Inc.	841,000	7,356,930
Chun Yuan Steel Industry Co. Ltd.	229,000	124,984
Chung Hung Steel Corp.(2)	180,000	130,428
Chung Hwa Pulp Corp.(2)	96,000	70,337
Chung-Hsin Electric & Machinery Manufacturing Corp.(2)	488,000	1,738,013
Chunghwa Chemical Synthesis & Biotech Co. Ltd.	98,000	190,210
Chunghwa Precision Test Tech Co. Ltd.(2)	22,000	352,568
Chunghwa Telecom Co. Ltd., ADR	134,006	4,881,839
Cleanaway Co. Ltd.	89,000	513,761
Clevo Co.	82,000	80,994
CMC Magnetics Corp.(2)	1,019,063	399,133
Collins Co. Ltd.	48,000	26,409
Compal Electronics, Inc.(2)	3,085,000	3,080,204
Compeq Manufacturing Co. Ltd.(2)	1,031,000	1,463,161
Concord International Securities Co. Ltd.	546,370	362,240
Concord Securities Co. Ltd.(1)	197,000	87,685
Concraft Holding Co. Ltd.(1)	3,826	1,867
Continental Holdings Corp.	521,000	434,812
Contrel Technology Co. Ltd.(2)	79,000	43,849
Coremax Corp.(2)	49,325	113,957
Coretronic Corp.(2)	299,000	740,675
Co-Tech Development Corp.(2)	1,286,000	2,771,262
Creative Sensor, Inc.	35,000	32,331
CTBC Financial Holding Co. Ltd.	11,129,000	8,318,077
CTCI Corp.	324,000	400,999
CviLux Corp.	19,000	22,818
CX Technology Co. Ltd.	18,000	17,838
CyberTAN Technology, Inc.(1)(2)	61,000	42,478
DA CIN Construction Co. Ltd.	53,000	55,514
Dafeng TV Ltd.	4,000	6,365
Da-Li Development Co. Ltd.	91,604	86,517
Darfon Electronics Corp.	131,000	179,080
Darwin Precisions Corp.	172,000	80,182
Daxin Materials Corp.	31,000	109,141
Delta Electronics, Inc.	773,000	8,353,728
Depo Auto Parts Ind Co. Ltd.(2)	186,000	708,080
Dimerco Data System Corp.	7,000	22,850
Dimerco Express Corp.(2)	188,925	454,728
D-Link Corp.	369,600	290,109
Double Bond Chemical Industry Co. Ltd.	1,134	1,608
Dr Wu Skincare Co. Ltd.	8,000	33,242
Dynamic Holding Co. Ltd.	245,147	436,110

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Dynamic Medical Technologies, Inc.	30,800	$94,833
Dynapack International Technology Corp.	88,000	220,900
E Ink Holdings, Inc.(2)	17,000	97,169
E.Sun Financial Holding Co. Ltd.	1,737,881	1,332,800
Eastern Media International Corp.(1)	74,115	47,080
Eclat Textile Co. Ltd.	104,000	1,656,904
ECOVE Environment Corp.	1,000	9,768
Edimax Technology Co. Ltd.(1)(2)	86,000	42,140
Edison Opto Corp.	81,911	63,976
Edom Technology Co. Ltd.(2)	68,200	49,364
eGalax_eMPIA Technology, Inc.	21,174	40,316
Egis Technology, Inc.	20,000	51,413
Elan Microelectronics Corp.	336,000	1,264,643
E-LIFE MALL Corp.	4,000	10,666
Elite Advanced Laser Corp.(2)	55,000	71,726
Elite Material Co. Ltd.	324,000	4,425,743
Elite Semiconductor Microelectronics Technology, Inc.	154,000	359,275
Elitegroup Computer Systems Co. Ltd.(2)	198,000	244,592
eMemory Technology, Inc.	19,000	1,076,346
Emerging Display Technologies Corp.	104,000	110,286
ENNOSTAR, Inc.(1)	244,375	348,053
Eson Precision Ind Co. Ltd.	51,000	104,773
Eternal Materials Co. Ltd.	234,200	213,447
Eurocharm Holdings Co. Ltd.	6,000	32,282
Eva Airways Corp.	1,583,000	1,562,264
Everest Textile Co. Ltd.(1)	2,322	570
Evergreen International Storage & Transport Corp.	447,000	399,247
Evergreen Marine Corp. Taiwan Ltd.	849,676	2,837,517
EVERGREEN Steel Corp.	21,000	45,005
Everlight Chemical Industrial Corp.	130,000	78,515
Everlight Electronics Co. Ltd.	317,000	456,277
Excelliance Mos Corp.	14,000	50,648
Excelsior Medical Co. Ltd.	83,790	234,689
Far Eastern Department Stores Ltd.	167,000	124,170
Far Eastern International Bank	1,979,453	716,949
Far Eastern New Century Corp.(2)	2,391,000	2,110,651
Far EasTone Telecommunications Co. Ltd.	1,073,000	2,379,946
Faraday Technology Corp.(2)	70,000	754,060
Farglory F T Z Investment Holding Co. Ltd.(2)	144,100	253,348
Farglory Land Development Co. Ltd.	205,000	357,624
Federal Corp.(1)	89,000	48,707
Feedback Technology Corp.(2)	29,000	81,767
Feng Hsin Steel Co. Ltd.	101,000	213,528
Feng TAY Enterprise Co. Ltd.	61,376	323,021
Firich Enterprises Co. Ltd.(2)	63,064	62,557
First Financial Holding Co. Ltd.	2,754,216	2,273,110
First Hi-Tec Enterprise Co. Ltd.(2)	62,793	175,009
First Steamship Co. Ltd.(1)(2)	979,210	259,509
FIT Holding Co. Ltd.(2)	75,000	76,745
Fitipower Integrated Technology, Inc.	185,361	832,713

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Fittech Co. Ltd.(2)	26,223	$54,294
FLEXium Interconnect, Inc.(2)	1,346,000	3,834,860
Flytech Technology Co. Ltd.	82,000	173,015
FocalTech Systems Co. Ltd.	53,804	121,927
Forcecon Tech Co. Ltd.(2)	38,595	164,120
Forest Water Environment Engineering Co. Ltd.(1)	70	61
Formosa Advanced Technologies Co. Ltd.	41,000	50,587
Formosa Chemicals & Fibre Corp.	667,000	1,298,067
Formosa International Hotels Corp.(2)	24,000	169,399
Formosa Laboratories, Inc.(2)	160,000	429,739
Formosa Oilseed Processing Co. Ltd.	51,450	84,908
Formosa Petrochemical Corp.	50,000	124,535
Formosa Plastics Corp.(2)	2,118,000	5,287,401
Formosa Sumco Technology Corp.	7,000	31,555
Formosa Taffeta Co. Ltd.	195,000	156,091
Formosan Rubber Group, Inc.	87,000	59,370
Formosan Union Chemical(2)	300,650	198,974
Fortune Electric Co. Ltd.	1,000	9,360
Foxconn Technology Co. Ltd.	657,000	1,146,544
Foxsemicon Integrated Technology, Inc.	57,000	325,701
Franbo Lines Corp.(2)	345,347	170,015
Froch Enterprise Co. Ltd.(2)	118,000	68,283
FSP Technology, Inc.(2)	147,000	234,750
Fu Hua Innovation Co. Ltd.(2)	329,229	306,143
Fubon Financial Holding Co. Ltd.(2)	4,717,970	9,408,396
Fulgent Sun International Holding Co. Ltd.(2)	68,000	274,781
Fulltech Fiber Glass Corp.(2)	160,914	67,106
Fusheng Precision Co. Ltd.(2)	70,000	434,904
G Shank Enterprise Co. Ltd.(2)	177,000	264,178
Galaxy Software Services Corp.	17,280	61,416
Gamania Digital Entertainment Co. Ltd.(2)	228,000	484,574
GEM Services, Inc.	9,000	18,343
Gemtek Technology Corp.	292,000	341,644
General Interface Solution Holding Ltd.(2)	169,000	328,095
Generalplus Technology, Inc.(2)	27,000	42,553
GeneReach Biotechnology Corp.(2)	18,157	20,636
Genesys Logic, Inc.	12,000	42,432
Genius Electronic Optical Co. Ltd.(2)	71,079	852,852
Getac Holdings Corp.	232,000	511,230
GFC Ltd.	1,000	2,499
Giant Manufacturing Co. Ltd.	53,885	330,770
Giantplus Technology Co. Ltd.	150,000	64,883
Gigabyte Technology Co. Ltd.(2)	1,135,000	12,090,564
Global Brands Manufacture Ltd.	398,280	708,725
Global Lighting Technologies, Inc.	26,000	42,213
Global Mixed Mode Technology, Inc.	69,000	502,524
Global PMX Co. Ltd.(2)	67,000	282,433
Global Unichip Corp.(2)	30,000	1,365,387
Globaltek Fabrication Co. Ltd.	23,000	37,825
Globalwafers Co. Ltd.(2)	97,000	1,393,027

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Gloria Material Technology Corp.(2)	191,000	$270,321
GMI Technology, Inc.(2)	44,767	25,689
Gold Circuit Electronics Ltd.	148,600	999,703
Goldsun Building Materials Co. Ltd.	614,674	517,810
Gordon Auto Body Parts(2)	170,000	117,106
Gourmet Master Co. Ltd.	126,000	446,316
Grand Fortune Securities Co. Ltd.	440,600	176,238
Grand Ocean Retail Group Ltd.(1)	1,000	392
Grand Pacific Petrochemical(2)	2,735,000	1,441,937
Grand Process Technology Corp.	19,000	315,968
Grape King Bio Ltd.	115,000	554,991
Great China Metal Industry	9,000	6,823
Great Tree Pharmacy Co. Ltd.	10,010	110,392
Great Wall Enterprise Co. Ltd.	209,220	358,300
Greatek Electronics, Inc.	199,000	361,780
Group Up Industrial Co. Ltd.	73,000	385,138
GTM Holdings Corp.	22,000	19,528
Gudeng Precision Industrial Co. Ltd.	3,346	36,124
Hai Kwang Enterprise Corp.(1)(2)	79,800	44,287
Hannstar Board Corp.	249,927	432,023
HannStar Display Corp.(1)	2,130,000	817,982
HannsTouch Holdings Co.(1)	303,000	93,642
Harmony Electronics Corp.	17,000	15,890
Harvatek Corp.	62,000	50,946
Heran Co. Ltd.	7,000	24,365
Highlight Tech Corp.	16,000	23,391
Highwealth Construction Corp.	7,261	9,796
Hi-Lai Foods Co. Ltd.(1)	29,000	132,349
HIM International Music, Inc.	49,000	152,416
Hiroca Holdings Ltd.	47,000	55,184
Hitron Technology, Inc.(2)	519,000	626,822
Hiwin Technologies Corp.	759,451	4,876,462
Ho Tung Chemical Corp.	506,000	136,090
Hocheng Corp.(2)	321,320	214,154
Holdings-Key Electric Wire & Cable Co. Ltd.(2)	206,800	162,136
Holiday Entertainment Co. Ltd.	11,050	30,824
Holtek Semiconductor, Inc.(2)	93,000	183,634
Holy Stone Enterprise Co. Ltd.(2)	81,900	251,857
Hon Hai Precision Industry Co. Ltd.	6,979,000	23,301,083
Hong Pu Real Estate Development Co. Ltd.	5,000	4,004
Hong TAI Electric Industrial (2)	276,000	219,386
Horizon Securities Co. Ltd.(1)(2)	356,120	127,340
Hota Industrial Manufacturing Co. Ltd.	3,000	6,162
Hotai Finance Co. Ltd.	122,100	492,331
Hotai Motor Co. Ltd.	38,760	824,446
Hsin Kuang Steel Co. Ltd.	2,000	2,938
Hsin Yung Chien Co. Ltd.	9,900	31,644
Hsing TA Cement Co.	62,000	35,195
HTC Corp.(1)	48,000	79,378
Hu Lane Associate, Inc.(2)	35,225	159,371

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Hua Nan Financial Holdings Co. Ltd.	2,336,987	$1,503,765
Huaku Development Co. Ltd.	116,000	325,959
Huang Hsiang Construction Corp.	31,000	38,118
Hung Ching Development & Construction Co. Ltd.	31,000	22,277
Hung Sheng Construction Ltd.	318,880	191,197
Huxen Corp.	2,000	3,194
Hwacom Systems, Inc.(2)	205,000	116,154
Hycon Technology Corp.	351	512
IBF Financial Holdings Co. Ltd.(1)	1,515,139	565,575
IC Plus Corp.	16,000	21,029
Ichia Technologies, Inc.(2)	471,000	692,934
I-Chiun Precision Industry Co. Ltd.(2)	378,000	488,005
IEI Integration Corp.(2)	130,000	331,625
Infortrend Technology, Inc.	92,000	61,076
Info-Tek Corp.	19,000	28,641
Innodisk Corp.	56,507	495,912
Innolux Corp.	9,306,518	4,215,674
Inpaq Technology Co. Ltd.	52,000	89,308
Insyde Software Corp.	18,000	82,070
Intai Technology Corp.	18,000	66,568
Integrated Service Technology, Inc.(2)	131,000	428,746
Interactive Digital Technologies, Inc.	3,000	6,577
International CSRC Investment Holdings Co.	490,000	310,009
International Games System Co. Ltd.(2)	112,000	2,019,068
Inventec Corp.(2)	1,317,000	2,320,093
Iron Force Industrial Co. Ltd.	104,000	286,646
I-Sheng Electric Wire & Cable Co. Ltd.	10,000	14,058
ITE Technology, Inc.	72,000	323,200
ITEQ Corp.	129,000	397,291
Jarllytec Co. Ltd.	41,000	121,868
Jentech Precision Industrial Co. Ltd.	3,299	66,736
Jess-Link Products Co. Ltd.	51,000	104,896
Jiin Yeeh Ding Enterprise Co. Ltd.	26,400	41,488
Jinan Acetate Chemical Co. Ltd.(2)	24,039	703,348
Jourdeness Group Ltd.	45,000	97,426
K Laser Technology, Inc.	38,000	27,962
Kaimei Electronic Corp.(2)	187,200	374,884
Kaori Heat Treatment Co. Ltd.(2)	53,000	511,178
KEE TAI Properties Co. Ltd.	181,000	81,527
Kenda Rubber Industrial Co. Ltd.	131,041	123,972
Kenmec Mechanical Engineering Co. Ltd.(2)	221,000	559,894
Kerry TJ Logistics Co. Ltd.	94,000	112,236
Kindom Development Co. Ltd.	312,200	317,693
King Slide Works Co. Ltd.	3,000	85,729
King Yuan Electronics Co. Ltd.(2)	925,000	2,224,013
King's Town Bank Co. Ltd.	690,000	799,796
Kinik Co.	64,000	259,936
Kinpo Electronics	361,000	181,973
Kinsus Interconnect Technology Corp.(2)	246,000	816,103
KMC Kuei Meng International, Inc.	14,000	62,331

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
KNH Enterprise Co. Ltd.(2)	99,000	$57,429
KS Terminals, Inc.	193,000	443,797
Kung Long Batteries Industrial Co. Ltd.	48,000	200,355
Kung Sing Engineering Corp.(1)	70,400	17,284
Kuo Toong International Co. Ltd.	502,000	480,119
Kuo Yang Construction Co. Ltd.(1)	49,727	29,650
Kura Sushi Asia Co. Ltd.	21,000	90,227
Kwong Lung Enterprise Co. Ltd.(2)	65,000	111,483
L&K Engineering Co. Ltd.(2)	370,000	1,074,321
LandMark Optoelectronics Corp.	15,000	47,214
Lanner Electronics, Inc.(1)(2)	149,000	494,554
Largan Precision Co. Ltd.	37,000	2,376,479
Launch Technologies Co. Ltd.	26,000	65,420
Lealea Enterprise Co. Ltd.(1)(2)	529,040	173,546
Lelon Electronics Corp.(2)	56,138	101,710
Leofoo Development Co. Ltd.(1)	224,000	124,107
Li Cheng Enterprise Co. Ltd.(1)	1,071	696
Li Peng Enterprise Co. Ltd.(1)(2)	391,000	93,209
Lian HWA Food Corp.	52,148	140,470
Lien Hwa Industrial Holdings Corp.	8,600	16,506
Lingsen Precision Industries Ltd.(2)	239,000	142,819
Lion Travel Service Co. Ltd.(1)	1,098	4,617
Lite-On Technology Corp.(2)	1,338,000	5,720,035
Liton Technology Corp.	1,000	1,090
Long Bon International Co. Ltd.(1)	1,800	921
Longchen Paper & Packaging Co. Ltd.	338,889	158,320
Longwell Co.(2)	172,000	306,814
Lotes Co. Ltd.	20,776	561,468
Lotus Pharmaceutical Co. Ltd.(2)	108,000	856,046
Lucky Cement Corp.	60,000	28,321
Lumax International Corp. Ltd.	9,000	24,012
Lung Yen Life Service Corp.(1)	18,000	20,310
Macauto Industrial Co. Ltd.	25,000	57,521
Machvision, Inc.	17,039	107,026
Macroblock, Inc.	27,000	77,401
Macronix International Co. Ltd.(2)	1,855,000	1,959,383
Magnate Technology Co. Ltd.(2)	85,000	98,219
Makalot Industrial Co. Ltd.	185,825	1,949,308
Marketech International Corp.	74,000	320,595
Materials Analysis Technology, Inc.(2)	65,212	620,896
Mechema Chemicals International Corp.	40,000	100,833
MedFirst Healthcare Services, Inc.	12,059	33,495
MediaTek, Inc.	191,000	4,212,209
Mega Financial Holding Co. Ltd.	1,218,142	1,370,924
Mercuries & Associates Holding Ltd.	55,550	23,346
Mercuries Life Insurance Co. Ltd.(1)	1,305,835	215,571
Merry Electronics Co. Ltd.(2)	290,000	783,395
Microbio Co. Ltd.	7,914	12,674
Micro-Star International Co. Ltd.	1,066,000	5,330,593
MIN AIK Technology Co. Ltd.	35,000	22,243

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Mirle Automation Corp.	41,000	$51,379
Mitac Holdings Corp.(2)	961,560	1,219,006
momo.com, Inc.	9,900	161,476
MOSA Industrial Corp.(2)	291,938	241,746
Mosel Vitelic, Inc.(2)	79,000	89,420
Motech Industries, Inc.	2,451	2,256
MPI Corp.	104,000	641,672
MSSCORPS Co. Ltd.	29,000	161,584
My Humble House Hospitality Management Consulting(1)	114,000	150,146
Nak Sealing Technologies Corp.	15,000	67,907
Namchow Holdings Co. Ltd.	33,000	49,601
Nan Kang Rubber Tire Co. Ltd.(1)	1,000	1,224
Nan Liu Enterprise Co. Ltd.	6,000	14,465
Nan Pao Resins Chemical Co. Ltd.	14,000	87,417
Nan Ya Plastics Corp.	2,092,000	4,341,708
Nan Ya Printed Circuit Board Corp.	183,000	1,382,126
Nang Kuang Pharmaceutical Co. Ltd.	67,000	114,300
Nantex Industry Co. Ltd.	154,000	175,806
Nanya Technology Corp.(2)	1,269,000	2,644,176
Netronix, Inc.(2)	83,000	178,446
Nexcom International Co. Ltd.(1)	57,000	89,695
Nichidenbo Corp.	85,000	141,567
Nidec Chaun-Choung Technology Corp.	7,000	33,706
Nien Made Enterprise Co. Ltd.	51,000	477,980
Niko Semiconductor Co. Ltd.	33,640	50,849
Nishoku Technology, Inc.	6,000	17,084
Novatek Microelectronics Corp.(2)	525,000	6,562,970
Nuvoton Technology Corp.(2)	345,428	1,333,419
Nyquest Technology Co. Ltd.	14,000	26,274
O-Bank Co. Ltd.	732,430	218,242
Ocean Plastics Co. Ltd.(1)	30,000	32,383
Orient Semiconductor Electronics Ltd.(2)	1,716,000	2,532,211
Oriental Union Chemical Corp.	218,000	138,480
O-TA Precision Industry Co. Ltd.(2)	96,000	273,959
Pacific Hospital Supply Co. Ltd.	11,099	28,349
Pan Jit International, Inc.(2)	325,000	652,834
Pan-International Industrial Corp.	270,000	317,125
Parade Technologies Ltd.	2,000	56,151
P-Duke Technology Co. Ltd.	1,105	3,829
Pegatron Corp.	1,922,000	4,699,995
Pegavision Corp.	29,685	358,548
PharmaEngine, Inc.(2)	52,000	141,599
Phihong Technology Co. Ltd.(1)	67,000	153,081
Phison Electronics Corp.	123,000	1,630,949
Phoenix Silicon International Corp.(2)	115,280	202,997
Pixart Imaging, Inc.	70,000	279,802
Pou Chen Corp.	655,000	587,710
Power Wind Health Industry, Inc.	4,252	18,211
Powerchip Semiconductor Manufacturing Corp.	1,448,000	1,262,834
Powertech Technology, Inc.(2)	1,011,000	3,157,774

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Poya International Co. Ltd.	31,614	$481,755
President Chain Store Corp.	589,000	4,939,092
President Securities Corp.	540,929	331,745
Primax Electronics Ltd.	532,000	1,104,864
Prince Housing & Development Corp.	361,000	118,946
Promate Electronic Co. Ltd.	22,000	30,448
Prosperity Dielectrics Co. Ltd.	34,000	50,365
Qisda Corp.	251,000	352,179
QST International Corp.	9,900	18,718
Quang Viet Enterprise Co. Ltd.	6,000	21,081
Quanta Computer, Inc.(2)	1,476,000	11,699,876
Quanta Storage, Inc.(2)	482,000	1,483,609
Quintain Steel Co. Ltd.(2)	168,480	73,753
Radiant Opto-Electronics Corp.(2)	1,416,000	5,306,811
Radium Life Tech Co. Ltd.(1)	134,000	37,530
Raydium Semiconductor Corp.(2)	45,000	453,579
Realtek Semiconductor Corp.(2)	462,000	6,037,579
Rechi Precision Co. Ltd.	691,000	445,041
Rexon Industrial Corp. Ltd.(1)	49,000	53,015
Rich Development Co. Ltd.	875,000	253,345
Ritek Corp.(1)	64,281	17,040
Rodex Fasteners Corp.(2)	64,000	86,336
Roo Hsing Co. Ltd.(1)	170,000	21,352
Ruentex Development Co. Ltd.(1)	1,231,400	1,422,596
Ruentex Engineering & Construction Co.(2)	23,290	75,314
Ruentex Industries Ltd.	441,306	862,200
Sampo Corp.	50,000	43,607
San Fang Chemical Industry Co. Ltd.	5,000	3,828
San Shing Fastech Corp.	17,000	30,699
Sanyang Motor Co. Ltd.(2)	454,000	1,057,010
Savior Lifetec Corp.(2)	149,000	85,735
SCI Pharmtech, Inc.	6,300	19,613
Scientech Corp.(2)	37,000	244,333
ScinoPharm Taiwan Ltd.	2,000	1,704
SDI Corp.	15,000	47,135
Senao International Co. Ltd.	1,000	1,165
Senao Networks, Inc.(1)(2)	44,000	384,201
Sensortek Technology Corp.	9,000	94,479
Sesoda Corp.(2)	134,997	138,884
Shanghai Commercial & Savings Bank Ltd.	1,683,565	2,251,747
Sharehope Medicine Co. Ltd.(2)	127,050	133,501
Sheng Yu Steel Co. Ltd.	51,000	37,777
ShenMao Technology, Inc.(2)	192,000	408,372
Shieh Yih Machinery Industry Co. Ltd.	170,000	141,219
Shih Her Technologies, Inc.	24,000	55,837
Shih Wei Navigation Co. Ltd.(2)	296,706	177,794
Shihlin Paper Corp.(1)	30,000	57,854
Shin Foong Specialty & Applied Materials Co. Ltd.(2)	18,000	27,868
Shin Kong Financial Holding Co. Ltd.(1)(2)	8,597,740	2,553,546
Shin Zu Shing Co. Ltd.	197,536	512,157

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Shining Building Business Co. Ltd.(1)	125,000	$37,312
Shinkong Insurance Co. Ltd.	87,000	156,772
Shinkong Synthetic Fibers Corp.	871,000	427,945
Shiny Chemical Industrial Co. Ltd.(2)	39,582	161,354
ShunSin Technology Holding Ltd.	12,000	36,360
Shuttle, Inc.(2)	124,000	54,391
Sigurd Microelectronics Corp.	517,063	935,209
Silergy Corp.	12,000	107,279
Silicon Integrated Systems Corp.(2)	335,404	372,372
Simplo Technology Co. Ltd.	180,000	1,735,929
Sinbon Electronics Co. Ltd.	4,000	38,860
Sincere Navigation Corp.(2)	408,060	254,712
Singatron Enterprise Co. Ltd.(1)	48,000	47,923
Sinher Technology, Inc.	15,000	16,378
Sinkang Industries Co. Ltd.	3,000	1,557
Sinmag Equipment Corp.	49,000	186,714
Sino-American Silicon Products, Inc.(2)	1,130,000	5,536,579
Sinon Corp.(2)	350,000	400,392
SinoPac Financial Holdings Co. Ltd.	6,976,326	3,744,520
Sinopower Semiconductor, Inc.	6,600	19,070
Sinyi Realty, Inc.	34,000	30,514
Sitronix Technology Corp.(2)	201,000	1,573,402
Siward Crystal Technology Co. Ltd.(2)	221,000	223,466
Softstar Entertainment, Inc.	1,554	3,318
Soft-World International Corp.	121,000	366,275
Solar Applied Materials Technology Corp.(2)	264,670	311,389
Solomon Technology Corp.(2)	163,000	213,871
Solteam, Inc.(2)	44,863	60,877
Sonix Technology Co. Ltd.	66,000	91,446
Speed Tech Corp.	1,000	1,753
Sporton International, Inc.	72,000	579,054
St Shine Optical Co. Ltd.	39,000	240,843
Standard Chemical & Pharmaceutical Co. Ltd.	16,000	32,048
Standard Foods Corp.	59,000	70,551
Stark Technology, Inc.	35,000	127,736
Sumeeko Industries Co. Ltd.(2)	38,000	99,224
Sunjuice Holdings Co. Ltd.	3,000	25,979
Sunny Friend Environmental Technology Co. Ltd.	11,244	40,571
Sunonwealth Electric Machine Industry Co. Ltd.(2)	330,000	1,402,969
Sunplus Technology Co. Ltd.	25,000	25,224
Sunrex Technology Corp.	74,000	103,402
Supreme Electronics Co. Ltd.	672,353	1,016,880
Swancor Holding Co. Ltd.(2)	92,000	264,766
Sweeten Real Estate Development Co. Ltd.	4,579	3,520
Symtek Automation Asia Co. Ltd.	92,223	306,647
Syncmold Enterprise Corp.	32,000	60,444
Synnex Technology International Corp.	413,000	791,584
Syscom Computer Engineering Co.(2)	89,000	144,222
Systex Corp.	17,000	59,918
T3EX Global Holdings Corp.(2)	194,213	453,343

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
TA Chen Stainless Pipe(2)	1,664,620	$1,895,978
Ta Ya Electric Wire & Cable(2)	128,586	148,716
TAI Roun Products Co. Ltd.	23,000	10,360
TA-I Technology Co. Ltd.	31,750	45,108
Tai Tung Communication Co. Ltd.(1)	42,000	24,098
Taichung Commercial Bank Co. Ltd.	2,494,078	1,153,785
TaiDoc Technology Corp.(1)(2)	81,000	436,416
Taiflex Scientific Co. Ltd.	22,000	30,224
Taigen Biopharmaceuticals Holdings Ltd.(1)	68,000	33,323
Taimide Tech, Inc.(2)	55,000	70,163
Tainan Spinning Co. Ltd.	189,000	88,965
Tai-Saw Technology Co. Ltd.(2)	75,000	62,389
Taishin Financial Holding Co. Ltd.(2)	8,455,382	4,720,631
TaiSol Electronics Co. Ltd.	13,000	23,992
Taisun Enterprise Co. Ltd.	4,000	3,038
Taita Chemical Co. Ltd.(2)	112,850	61,918
TAI-TECH Advanced Electronics Co. Ltd.	15,000	50,779
Taitien Electronics Co. Ltd.	107,000	103,696
Taiwan Business Bank	5,520,204	2,309,900
Taiwan Cement Corp.(2)	757,853	830,848
Taiwan Cogeneration Corp.(2)	57,780	78,160
Taiwan Cooperative Financial Holding Co. Ltd.	3,057,676	2,519,790
Taiwan Fertilizer Co. Ltd.	302,000	564,894
Taiwan Fire & Marine Insurance Co. Ltd.	41,000	30,257
Taiwan FU Hsing Industrial Co. Ltd.	29,000	38,858
Taiwan Glass Industry Corp.(1)(2)	1,035,000	639,537
Taiwan High Speed Rail Corp.	513,000	478,711
Taiwan Hon Chuan Enterprise Co. Ltd.	542,000	1,773,954
Taiwan Hopax Chemicals Manufacturing Co. Ltd.	41,000	48,506
Taiwan IC Packaging Corp.	32,000	14,135
Taiwan Kong King Co. Ltd.	43,000	42,766
Taiwan Line Tek Electronic	117,420	135,248
Taiwan Mask Corp.	24,000	52,463
Taiwan Mobile Co. Ltd.	800,000	2,340,472
Taiwan Navigation Co. Ltd.(2)	350,000	310,517
Taiwan Paiho Ltd.(2)	402,000	606,773
Taiwan PCB Techvest Co. Ltd.	238,000	331,269
Taiwan Sakura Corp.	4,000	7,838
Taiwan Secom Co. Ltd.	88,000	291,260
Taiwan Semiconductor Co. Ltd.(2)	76,000	199,217
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,605,234	150,201,745
Taiwan Shin Kong Security Co. Ltd.	7,070	8,879
Taiwan Steel Union Co. Ltd.	22,000	62,050
Taiwan Styrene Monomer(2)	72,000	34,692
Taiwan Surface Mounting Technology Corp.	776,000	2,229,807
Taiwan Takisawa Technology Co. Ltd.	19,000	18,691
Taiwan TEA Corp.(1)(2)	304,000	219,846
Taiwan Union Technology Corp.	474,000	1,855,040
Taiwan-Asia Semiconductor Corp.(2)	200,000	307,109
Taiyen Biotech Co. Ltd.	24,000	25,845

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Tatung Co. Ltd.(1)(2)	1,527,000	$2,422,347
Tatung System Technologies, Inc.	21,000	33,890
TCI Co. Ltd.	2,000	10,191
Te Chang Construction Co. Ltd.	82,000	186,718
Team Group, Inc.(1)(2)	105,000	221,989
Teco Electric & Machinery Co. Ltd.	2,013,000	3,150,449
Tera Autotech Corp.(1)(2)	114,000	122,506
Test Research, Inc.	60,000	112,649
Test Rite International Co. Ltd.	33,000	20,871
Thermaltake Technology Co. Ltd.	97	127
Thinking Electronic Industrial Co. Ltd.	68,000	325,703
Thye Ming Industrial Co. Ltd.(2)	147,400	269,224
Ton Yi Industrial Corp.	737,000	402,368
Tong Hsing Electronic Industries Ltd.(2)	103,381	428,924
Tong Yang Industry Co. Ltd.	376,000	798,700
Tong-Tai Machine & Tool Co. Ltd.	397,000	216,169
Top Bright Holding Co. Ltd.	8,000	25,571
Top Union Electronics Corp.(2)	71,680	74,485
Topco Scientific Co. Ltd.	126,553	685,535
Topkey Corp.(2)	113,000	596,517
Topoint Technology Co. Ltd.	51,000	44,649
TPK Holding Co. Ltd.(2)	523,000	568,395
Trade-Van Information Services Co.	2,000	4,164
Transcend Information, Inc.	59,000	134,012
Tripod Technology Corp.(2)	632,000	3,743,139
Tsann Kuen Enterprise Co. Ltd.	102,589	127,095
TSC Auto ID Technology Co. Ltd.	8,798	67,146
TSRC Corp.	329,000	243,189
TST Group Holding Ltd.	11,000	45,309
Ttet Union Corp.	6,000	27,119
TTFB Co. Ltd.	16,000	141,671
TTY Biopharm Co. Ltd.	74,000	175,784
Tul Corp.(1)	18,000	42,504
Tung Ho Steel Enterprise Corp.	505,760	950,564
Tung Thih Electronic Co. Ltd.(2)	51,000	207,573
TXC Corp.(2)	1,529,000	4,538,510
TYC Brother Industrial Co. Ltd.(2)	418,000	448,935
Tycoons Group Enterprise(1)	46,384	18,842
UDE Corp.	31,000	59,182
Ultra Chip, Inc.(2)	20,000	56,902
U-Ming Marine Transport Corp.(2)	342,000	487,196
Unic Technology Corp.(2)	183,000	142,316
Unimicron Technology Corp.(2)	1,283,000	7,423,796
Union Bank of Taiwan	1,187,185	538,320
Uni-President Enterprises Corp.	1,516,000	3,361,299
Unitech Computer Co. Ltd.	46,000	50,871
Unitech Printed Circuit Board Corp.(1)(2)	373,000	213,228
United Integrated Services Co. Ltd.	454,000	3,092,531
United Microelectronics Corp.(2)	8,554,000	12,212,959
United Orthopedic Corp.	63,000	133,757

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
United Renewable Energy Co. Ltd.	31,085	$16,036
Universal Cement Corp.	363,870	320,282
Universal Vision Biotechnology Co. Ltd.	15,582	163,940
Universal, Inc.	17,000	12,104
UPC Technology Corp.	395,000	186,206
Userjoy Technology Co. Ltd.	16,117	38,985
USI Corp.	314,000	209,384
Utechzone Co. Ltd.(2)	60,000	132,423
Vanguard International Semiconductor Corp.(2)	1,575,000	3,367,541
Ventec International Group Co. Ltd.	30,000	89,588
VIA Labs, Inc.	2,000	13,918
Viking Tech Corp.	69,000	113,902
Visco Vision, Inc.	19,000	97,793
Visual Photonics Epitaxy Co. Ltd.	62,000	283,187
Voltronic Power Technology Corp.	33,100	1,502,327
Wafer Works Corp.(2)	148,000	197,438
Wah Hong Industrial Corp.	19,000	21,002
Wah Lee Industrial Corp.	37,740	107,155
Walsin Lihwa Corp.	2,048,553	2,436,350
Walsin Technology Corp.(2)	272,000	840,938
Walton Advanced Engineering, Inc.	88,000	37,264
Wan Hai Lines Ltd.(2)	297,640	422,487
WEI Chih Steel Industrial Co. Ltd.(2)	76,000	57,120
Wei Chuan Foods Corp.	82,000	48,623
Weikeng Industrial Co. Ltd.	469,000	430,261
Well Shin Technology Co. Ltd.	16,000	24,973
Wholetech System Hitech Ltd.	33,000	50,522
Win Semiconductors Corp.	99,000	421,811
Winbond Electronics Corp.(1)	2,229,000	1,835,700
Winstek Semiconductor Co. Ltd.(2)	93,000	241,876
WinWay Technology Co. Ltd.(2)	10,000	186,898
Wisdom Marine Lines Co. Ltd.(2)	326,378	469,165
Wisechip Semiconductor, Inc.	12,000	14,868
Wistron Corp.(2)	1,810,000	6,617,093
Wistron Information Technology & Services Corp.	86,345	312,328
Wistron NeWeb Corp.	378,000	1,584,042
Wiwynn Corp.(2)	66,000	3,216,475
Wonderful Hi-Tech Co. Ltd.	182,000	188,025
Wowprime Corp.(1)(2)	128,000	1,116,790
WPG Holdings Ltd.	486,000	836,331
WT Microelectronics Co. Ltd.(2)	201,000	429,315
XinTec, Inc.	39,000	138,960
Xxentria Technology Materials Corp.	106,600	250,517
Yageo Corp.(2)	146,822	2,230,411
Yang Ming Marine Transport Corp.(2)	861,000	1,140,429
Yankey Engineering Co. Ltd.(2)	45,639	354,770
YC INOX Co. Ltd.	248,486	212,406
Yea Shin International Development Co. Ltd.	41,691	33,631
Yem Chio Co. Ltd.(2)	261,579	123,617
Yen Sun Technology Corp.	94,000	130,584

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Yeong Guan Energy Technology Group Co. Ltd.(1)	70,000	$121,676
YFY, Inc.(2)	1,541,000	1,520,537
Yieh Hsing Enterprise Co. Ltd.(1)	41,000	12,285
Yieh Phui Enterprise Co. Ltd.	172,200	81,783
Young Fast Optoelectronics Co. Ltd.	39,000	52,959
Youngtek Electronics Corp.	50,000	89,388
Yuanta Financial Holding Co. Ltd.	6,220,663	4,759,884
Yulon Finance Corp.(2)	216,990	1,209,776
Yulon Motor Co. Ltd.(2)	600,099	1,568,011
YungShin Global Holding Corp.	133,000	181,467
Zeng Hsing Industrial Co. Ltd.	16,115	50,816
Zenitron Corp.	50,000	48,022
Zero One Technology Co. Ltd.(2)	171,526	325,439
Zhen Ding Technology Holding Ltd.	1,068,000	3,233,216
Zinwell Corp.(1)	75,000	67,852
Zippy Technology Corp.	46,000	65,766
Zyxel Group Corp.(2)	486,043	720,461
		679,648,566
Thailand — 2.5%
AAPICO Hitech PCL, NVDR	241,200	247,738
Absolute Clean Energy PCL, NVDR(1)	830,900	41,949
Advanced Info Service PCL, NVDR	396,300	2,443,190
Advanced Information Technology PCL, NVDR	307,700	43,928
AEON Thana Sinsap Thailand PCL, NVDR	42,600	212,796
Airports of Thailand PCL, NVDR(1)	842,300	1,743,181
AJ Plast PCL, NVDR(1)	39,300	10,154
Amanah Leasing PCL, NVDR	318,700	24,561
Amata Corp. PCL, NVDR	446,200	324,721
Ananda Development PCL, NVDR(1)	53,000	1,210
AP Thailand PCL, NVDR	3,265,800	1,183,959
Aqua Corp. PCL, NVDR(1)	1,757,300	20,572
Asia Aviation PCL, NVDR(1)	50,344	4,139
Asia Plus Group Holdings PCL, NVDR	561,700	46,832
Asian Sea Corp. PCL, NVDR	207,750	51,015
Asset World Corp. PCL, NVDR	1,689,200	210,153
B Grimm Power PCL, NVDR	323,600	314,244
Bangchak Corp. PCL, NVDR	2,335,000	2,582,044
Bangkok Bank PCL, NVDR	74,200	358,968
Bangkok Chain Hospital PCL, NVDR	3,375,200	1,858,916
Bangkok Dusit Medical Services PCL, NVDR	3,832,700	3,063,641
Bangkok Expressway & Metro PCL, NVDR	3,489,900	861,949
Bangkok Land PCL, NVDR(1)	2,403,600	54,901
Bangkok Life Assurance PCL, NVDR	1,988,400	1,390,646
Banpu PCL, NVDR	6,829,466	1,676,069
Banpu Power PCL, NVDR	119,900	51,320
BCPG PCL, NVDR	686,100	199,607
Beauty Community PCL, NVDR(1)	64,400	1,138
BEC World PCL, NVDR	687,000	171,616
Berli Jucker PCL, NVDR	252,500	243,225
Better World Green PCL, NVDR(1)	4,590,800	90,446

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
BG Container Glass PCL, NVDR	56,100	$15,459
BTS Group Holdings PCL, NVDR	2,493,400	523,090
Bumrungrad Hospital PCL, NVDR	339,300	2,508,283
Cal-Comp Electronics Thailand PCL, NVDR	516,574	28,436
Carabao Group PCL, NVDR	10,500	25,783
Central Pattana PCL, NVDR	971,100	1,905,102
Central Plaza Hotel PCL, NVDR(1)	113,900	155,265
Central Retail Corp. PCL, NVDR	460,966	542,284
CH Karnchang PCL, NVDR	471,600	309,660
Charoen Pokphand Foods PCL, NVDR	2,052,500	1,213,171
Chularat Hospital PCL, NVDR	13,974,500	1,271,221
CK Power PCL, NVDR	593,200	61,942
Com7 PCL, NVDR	613,500	564,213
Country Group Development PCL, NVDR(1)	979,000	9,773
Country Group Holdings PCL, NVDR(1)	391,100	8,820
CP ALL PCL, NVDR	1,117,500	2,080,903
CP Axtra PCL, NVDR	20,337	21,035
Delta Electronics Thailand PCL, NVDR	1,085,500	3,359,450
Diamond Building Products PCL, NVDR	51,200	12,354
Ditto Thailand PCL, NVDR	57,600	54,666
Dohome PCL, NVDR	309,300	102,337
Dynasty Ceramic PCL, NVDR	1,977,800	112,919
Eastern Polymer Group PCL, NVDR	226,400	46,219
Ekachai Medical Care PCL, NVDR	252,560	58,296
Electricity Generating PCL, NVDR	495,700	1,887,822
Energy Absolute PCL, NVDR	848,000	1,531,192
Erawan Group PCL, NVDR(1)	2,927,440	463,850
Forth Corp. PCL, NVDR	56,900	56,825
G J Steel PCL, NVDR(1)	6,403,900	53,041
GFPT PCL, NVDR	287,200	89,389
Global Power Synergy PCL, NVDR	115,800	174,244
Gulf Energy Development PCL, NVDR	885,020	1,212,658
Gunkul Engineering PCL, NVDR	2,557,400	262,542
Haad Thip PCL, NVDR	13,900	14,781
Hana Microelectronics PCL, NVDR	353,800	628,031
Home Product Center PCL, NVDR	4,063,400	1,588,393
Ichitan Group PCL, NVDR	558,100	275,604
Indorama Ventures PCL, NVDR	1,200,900	993,886
Intouch Holdings PCL, NVDR	247,300	513,513
IRPC PCL, NVDR	3,612,300	241,340
Italian-Thai Development PCL, NVDR(1)	2,149,900	98,179
Jasmine International PCL, NVDR(1)	4,678,200	266,996
JMT Network Services PCL, NVDR	88,068	116,889
Kasikornbank PCL, NVDR	471,900	1,757,891
KCE Electronics PCL, NVDR	1,236,400	1,798,113
KGI Securities Thailand PCL, NVDR	805,200	108,053
Khon Kaen Sugar Industry PCL, NVDR	380,000	34,513
Kiatnakin Phatra Bank PCL, NVDR	99,300	170,069
Krung Thai Bank PCL, NVDR	2,837,100	1,562,890
Krungthai Card PCL, NVDR	631,300	873,870

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Land & Houses PCL, NVDR	8,185,300	$1,939,289
Lanna Resources PCL, NVDR	86,300	42,135
LPN Development PCL, NVDR	441,700	52,966
Major Cineplex Group PCL, NVDR	178,400	73,841
Master Ad PCL, NVDR(1)	1,993,300	32,457
MBK PCL, NVDR	568,700	300,346
MC Group PCL, NVDR	114,600	42,530
MCS Steel PCL, NVDR	184,800	35,890
Mega Lifesciences PCL, NVDR	389,300	486,376
MFEC PCL, NVDR	71,500	14,492
Minor International PCL, NVDR	2,262,400	2,146,625
MK Restaurants Group PCL, NVDR	9,300	12,612
Muangthai Capital PCL, NVDR	429,100	498,718
Namyong Terminal PCL, NVDR	30,600	3,551
Noble Development PCL, Class C, NVDR	205,200	25,311
Nusasiri PCL, NVDR(1)	2,022,600	30,025
Origin Property PCL, NVDR	94,600	28,622
Osotspa PCL, NVDR	389,400	333,486
Plan B Media PCL, NVDR	6,754,600	1,802,982
Polyplex Thailand PCL, NVDR	118,600	43,329
POSCO-Thainox PCL, NVDR	576,900	12,683
Praram 9 Hospital PCL, NVDR	182,600	91,749
Precious Shipping PCL, NVDR	651,100	170,215
Premier Marketing PCL, NVDR	72,700	18,478
Prima Marine PCL, NVDR	866,200	156,943
Property Perfect PCL, NVDR	2,307,910	23,027
Pruksa Holding PCL, NVDR	89,200	34,116
PTG Energy PCL, NVDR	2,237,400	683,462
PTT Exploration & Production PCL, NVDR	645,800	2,923,683
PTT Global Chemical PCL, NVDR	1,462,000	1,553,588
PTT Oil & Retail Business PCL, NVDR	1,223,000	712,157
PTT PCL, NVDR	3,884,800	3,854,426
Quality Houses PCL, NVDR	21,817,100	1,445,017
R&B Food Supply PCL, NVDR	29,500	9,600
Rabbit Holdings PCL, NVDR(1)	3,088,800	77,545
Raimon Land PCL, NVDR(1)	1,000,000	15,140
Rajthanee Hospital PCL, NVDR	65,600	53,354
Ratch Group PCL, NVDR	645,450	654,338
Ratchthani Leasing PCL, NVDR	1,412,500	137,049
Regional Container Lines PCL, NVDR	2,310,600	1,424,430
Rojana Industrial Park PCL, NVDR	239,200	43,341
RS PCL, NVDR	208,010	86,106
S Hotels & Resorts PCL, NVDR(1)	1,097,200	92,740
S Kijchai Enterprise PCL, R Shares, NVDR	189,900	24,288
Sabina PCL, NVDR	163,600	123,744
Samart Corp. PCL, NVDR(1)	72,200	12,576
Sansiri PCL, NVDR	24,309,500	1,415,222
Sappe PCL, NVDR	3,200	9,136
SC Asset Corp. PCL, NVDR	869,800	115,171
SCB X PCL, NVDR	169,600	571,190

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
SCGJWD Logistics PCL, NVDR	164,800	$73,848
SEAFCO PCL, NVDR(1)	16,100	1,572
Sermsang Power Corp. Co. Ltd., NVDR	416,975	86,361
Siam Cement PCL, NVDR	319,400	2,853,459
Siam City Cement PCL, NVDR	19,500	77,115
Siam Global House PCL, NVDR	1,626,959	873,018
Siamgas & Petrochemicals PCL, NVDR	124,500	29,877
Sikarin PCL, NVDR	21,100	6,991
Singha Estate PCL, NVDR	1,000,000	33,958
Sino-Thai Engineering & Construction PCL, NVDR	1,353,900	463,651
SISB PCL, NVDR	89,700	96,646
SNC Former PCL, NVDR	107,500	32,839
Somboon Advance Technology PCL, NVDR	159,800	86,655
SPCG PCL, NVDR	87,000	31,535
Sri Trang Agro-Industry PCL, NVDR	813,200	338,856
Srisawad Capital 1969 PCL, NVDR	228,500	29,492
Srisawad Corp. PCL, NVDR	1,140,500	1,659,195
Srivichai Vejvivat PCL, NVDR	93,400	21,857
Star Petroleum Refining PCL, NVDR	459,000	119,955
STP & I PCL, NVDR(1)	367,800	43,900
Supalai PCL, NVDR	915,500	567,068
Super Energy Corp. PCL, NVDR(1)	6,494,800	94,570
Susco PCL, NVDR	237,800	27,032
Synnex Thailand PCL, NVDR	47,100	18,396
Taokaenoi Food & Marketing PCL, Class R, NVDR	609,400	243,564
Tata Steel Thailand PCL, NVDR	498,600	13,666
TEAM Consulting Engineering & Management PCL, NVDR	535,560	113,891
Thai Airways International PCL, NVDR(1)	20,500	1,944
Thai Oil PCL, NVDR	1,296,700	1,907,132
Thai Solar Energy PCL, NVDR	212,200	13,096
Thai Union Group PCL, NVDR	4,315,100	1,761,687
Thai Vegetable Oil PCL, NVDR	227,700	152,111
Thaicom PCL, NVDR	978,300	401,673
Thaifoods Group PCL, NVDR	365,800	41,160
Thanachart Capital PCL, NVDR	118,400	172,412
Thonburi Healthcare Group PCL, NVDR	1,041,800	1,948,657
Thoresen Thai Agencies PCL, NVDR	845,900	149,766
Tipco Asphalt PCL, NVDR	489,900	240,600
Tisco Financial Group PCL, NVDR	63,900	187,924
TKS Technologies PCL, NVDR	43,200	11,285
TMBThanachart Bank PCL, NVDR	1,642,100	80,145
TOA Paint Thailand PCL, NVDR	158,600	119,984
TPI Polene PCL, NVDR	1,342,100	58,237
TPI Polene Power PCL, NVDR	537,300	52,172
TQM Alpha PCL, NVDR	96,100	83,644
TRC Construction PCL, NVDR(1)	7,280,500	112,315
Triple i Logistics PCL, NVDR	331,586	117,347
True Corp. PCL, NVDR	7,833,905	1,542,189
TTW PCL, NVDR	244,900	61,896
Unique Engineering & Construction PCL, NVDR(1)	129,200	12,097

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
United Paper PCL, NVDR	45,600	$15,627
Univentures PCL, NVDR	191,000	14,062
Vanachai Group PCL, NVDR	117,200	13,315
VGI PCL, NVDR	194,070	16,393
WHA Corp. PCL, NVDR	3,409,900	506,012
Workpoint Entertainment PCL, NVDR	45,500	20,142
Xspring Capital PCL, NVDR(1)	3,816,100	164,495
		93,802,666
Turkey — 1.0%
AG Anadolu Grubu Holding AS	7,413	57,388
Akbank TAS	2,025,701	2,179,144
Aksa Akrilik Kimya Sanayii AS	43,628	131,031
Aksa Enerji Uretim AS	67,604	101,052
Alarko Holding AS	3,511	16,868
Albaraka Turk Katilim Bankasi AS(1)	397,513	60,049
Anadolu Anonim Turk Sigorta Sirketi(1)	78,186	113,290
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,148	57,065
Aselsan Elektronik Sanayi Ve Ticaret AS	389,942	560,527
Bagfas Bandirma Gubre Fabrikalari AS	24,987	33,628
Baticim Bati Anadolu Cimento Sanayii AS(1)	23,006	52,533
Bera Holding AS(2)	868,309	437,894
BIM Birlesik Magazalar AS	235,467	2,222,661
Borusan Mannesmann Boru Sanayi ve Ticaret AS(1)	2,241	63,689
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	2,541	6,936
Cimsa Cimento Sanayi VE Ticaret AS	29,776	238,545
Coca-Cola Icecek AS	32,980	485,301
Dogan Sirketler Grubu Holding AS	546,903	289,560
Dogus Otomotiv Servis ve Ticaret AS	10,857	115,909
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	5,143	9,652
Enerjisa Enerji AS	12,582	24,111
Eregli Demir ve Celik Fabrikalari TAS(1)	325,466	523,062
Esenboga Elektrik Uretim AS	17,772	63,862
Ford Otomotiv Sanayi AS	17,826	575,155
Girisim Elektrik Taahhut Ticaret Ve Sanayi AS(1)	38,320	132,742
Goodyear Lastikleri TAS(1)	456	383
Gozde Girisim Sermayesi Yatirim Ortakligi AS(1)	35,254	30,480
GSD Holding AS	318,475	52,954
Gubre Fabrikalari TAS(1)(2)	5,436	72,602
Haci Omer Sabanci Holding AS	582,316	1,302,000
Hektas Ticaret TAS(1)	128,478	123,178
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS(1)	33,311	60,711
Is Finansal Kiralama AS(1)	128,833	64,619
Is Yatirim Menkul Degerler AS	165,207	262,471
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	382,092	356,998
Kervan Gida Sanayi Ve Ticaret AS	40,141	37,699
KOC Holding AS	568,500	3,016,547
Kordsa Teknik Tekstil AS	10,599	32,434
Koza Altin Isletmeleri AS	404,386	430,139
Koza Anadolu Metal Madencilik Isletmeleri AS(1)	64,168	157,093

Avantis Emerging Markets Equity ETF
	Shares/ Principal Amount	Value
Logo Yazilim Sanayi Ve Ticaret AS	21,409	$59,368
Mavi Giyim Sanayi Ve Ticaret AS, B Shares	41,814	168,571
Migros Ticaret AS	240,070	3,116,037
MLP Saglik Hizmetleri AS(1)	42,404	201,511
Naturel Yenilenebilir Enerji Ticaret AS	6,294	55,536
NET Holding AS(1)	41,981	30,584
Nuh Cimento Sanayi AS	391	2,780
ODAS Elektrik Uretim ve Sanayi Ticaret AS(1)	1,668,503	820,444
Pegasus Hava Tasimaciligi AS(1)	41,484	1,357,103
Petkim Petrokimya Holding AS(1)	208,304	159,252
Polisan Holding AS	239,551	118,014
Ral Yatirim Holding AS(1)	20,891	63,913
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	23,773	33,521
Sasa Polyester Sanayi AS(1)	142,652	281,463
Sekerbank Turk AS	6,054	960
Selcuk Ecza Deposu Ticaret ve Sanayi AS	14,657	32,370
Sok Marketler Ticaret AS	333,530	776,515
TAV Havalimanlari Holding AS(1)	433,471	1,987,634
Tekfen Holding AS	89,065	158,954
Tofas Turk Otomobil Fabrikasi AS	15,025	151,631
Tukas Gida Sanayi ve Ticaret AS(1)	306,939	125,721
Turk Hava Yollari AO(1)	464,799	4,257,925
Turkcell Iletisim Hizmetleri AS, ADR(1)	431,037	2,267,255
Turkiye Halk Bankasi AS(1)	139,732	69,712
Turkiye Is Bankasi AS, C Shares	3,278,498	2,580,994
Turkiye Petrol Rafinerileri AS	620,072	3,272,511
Turkiye Sinai Kalkinma Bankasi AS(1)	1,062,108	282,311
Turkiye Sise ve Cam Fabrikalari AS	510,088	977,178
Turkiye Vakiflar Bankasi TAO, D Shares(1)	578,459	293,769
Ulusoy Elektrik Imalat Taahhut Ve Ticaret AS(1)	777	5,050
Vakko Tekstil ve Hazir Giyim Sanayi Isletmeleri AS	43,355	135,639
Vestel Elektronik Sanayi ve Ticaret AS(1)	68,744	176,750
Yapi ve Kredi Bankasi AS	1,144,794	679,922
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS(1)	10,342	15,282
Zorlu Enerji Elektrik Uretim AS(1)	4,033,425	731,779
		39,999,921
United States†
Emeren Group Ltd., ADR(1)(2)	44,262	153,589
TOTAL COMMON STOCKS (Cost $3,756,801,268)		3,812,059,895
RIGHTS†
Brazil†
Empreendimentos Pague Menos SA(1)	9,157	74
Gol Linhas Aereas Inteligentes SA(1)	367,784	743
Jalles Machado SA(1)	2,921	4,925
Marfrig Global Foods SA(1)	117,337	3,317
		9,059
India†
Orient Green Power Co. Ltd.(1)	252,965	8,250
South Korea†
CJ CGV Co. Ltd.(1)	36,688	54,682

Avantis Emerging Markets Equity ETF
		Shares/ Principal Amount	Value
SK Innovation Co. Ltd.(1)		2,538	$72,679
			127,361
Thailand†
Samart Corp. PCL(1)		722	—
TOTAL RIGHTS (Cost $94,763)			144,670
WARRANTS†
Thailand†
Better World Green PCL, NVDR(1)		765,133	874
Kiatnakin Phatra Bank PCL, NVDR(1)		8,275	760
Kiatnakin Phatra Bank PCL, NVDR(1)		8,275	269
MBK PCL, NVDR(1)		7,224	3,301
Nusasiri PCL, NVDR(1)		404,520	1,618
TEAM Consulting Engineering & Management PCL, NVDR(1)		107,112	2,172
TOTAL WARRANTS (Cost $—)			8,994
CORPORATE BONDS†
India†
Britannia Industries Ltd., 5.50%, 6/3/24 (Acquired 5/25/21, Cost $1,668)(4) (Cost $1,668)	INR	121,365	1,444
SHORT-TERM INVESTMENTS — 0.8%
Money Market Funds — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio(5) (Cost $31,735,806)		31,735,806	31,735,806
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $3,788,633,505)			3,843,950,809
OTHER ASSETS AND LIABILITIES — (0.9)%			(33,145,670)
TOTAL NET ASSETS — 100.0%			$3,810,805,139

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	20.6%
Financials	18.6%
Consumer Discretionary	13.8%
Industrials	10.4%
Materials	9.7%
Communication Services	7.2%
Energy	5.3%
Consumer Staples	5.0%
Health Care	4.1%
Utilities	3.2%
Real Estate	2.2%
Short-Term Investments	0.8%
Other Assets and Liabilities	(0.9)%

Avantis Emerging Markets Equity ETF

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
GDR	–	Global Depositary Receipt
INR	–	Indian Rupee
NVDR	–	Non-Voting Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $206,597,267. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Securities may be subject to resale, redemption or transferability restrictions.
(4)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $1,444, which represented less than 0.05% of total net assets.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $228,103,077, which includes securities collateral of $196,367,271.

See Notes to Financial Statements.

AUGUST 31, 2023

Avantis Emerging Markets Value ETF
	Shares	Value
COMMON STOCKS — 99.9%
Brazil — 5.8%
Aliansce Sonae Shopping Centers SA	41,057	$188,867
Banco ABC Brasil SA(1)	1,177	4,359
Banco ABC Brasil SA, Preference Shares	24,000	88,884
Banco BMG SA, Preference Shares	3,400	1,668
Banco Bradesco SA, ADR	11,701	34,986
Banco do Brasil SA	123,100	1,178,536
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	39,600	97,640
Banco Santander Brasil SA, ADR	16,670	90,851
Braskem SA, Class A, ADR(1)	16,439	145,321
C&A MODAS SA(1)	31,400	34,050
CCR SA	268,000	679,193
Cia Brasileira de Distribuicao, ADR(1)	30,911	30,444
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	9,500	88,131
Cia Siderurgica Nacional SA, ADR	174,806	426,527
Construtora Tenda SA(1)	8,300	21,638
Cury Construtora e Incorporadora SA	7,200	23,597
Cyrela Brazil Realty SA Empreendimentos e Participacoes	38,500	174,461
Direcional Engenharia SA	33,200	133,751
EcoRodovias Infraestrutura e Logistica SA	77,300	116,604
Embraer SA, ADR(1)(2)	19,754	308,953
Empreendimentos Pague Menos SA	35,500	27,600
Enauta Participacoes SA	16,000	51,114
Engie Brasil Energia SA	28,800	244,321
Even Construtora e Incorporadora SA	18,300	23,799
Ez Tec Empreendimentos e Participacoes SA	19,600	87,273
Gafisa SA(1)	4,256	4,418
Gerdau SA, ADR	205,785	1,072,140
Guararapes Confeccoes SA	22,331	28,319
Hidrovias do Brasil SA(1)	167,900	128,840
Iguatemi SA	10,428	43,464
Iguatemi SA	4	2
Iochpe Maxion SA	47,700	136,876
IRB-Brasil Resseguros SA(1)	25,816	224,272
Itau Unibanco Holding SA, ADR	305,230	1,678,765
Kepler Weber SA	6,000	13,497
Klabin SA	159,300	732,798
Lavvi Empreendimentos Imobiliarios SA	2,800	4,642
Localiza Rent a Car SA	14,405	184,191
Log-in Logistica Intermodal SA(1)	3,700	30,716
LPS Brasil Consultoria de Imoveis SA	7,000	3,788
Marfrig Global Foods SA	98,400	144,459
Marisa Lojas SA(1)	26,900	3,639
Minerva SA	36,700	62,698
Movida Participacoes SA	33,100	84,153
MRV Engenharia e Participacoes SA	92,500	212,195
Odontoprev SA	49,900	103,789
Petroleo Brasileiro SA, ADR	41,355	581,038
Petroleo Brasileiro SA, ADR, Preference Shares	53,233	688,835

Avantis Emerging Markets Value ETF
	Shares	Value
Petroreconcavo SA	21,200	$99,406
Portobello SA	10,300	13,603
PRIO SA(1)	58,800	554,154
Raizen SA, Preference Shares	229,800	168,450
Romi SA	11,440	29,524
Sao Martinho SA	32,700	237,720
Sendas Distribuidora SA, ADR(2)	43,041	504,010
Ser Educacional SA(1)	4,300	5,384
StoneCo Ltd., A Shares(1)	65,682	805,261
Suzano SA, ADR	106,403	1,076,798
SYN prop e tech SA(1)	11,300	9,333
Taurus Armas SA, Preference Shares	24,000	71,922
TIM SA, ADR(2)	31,814	466,393
Trisul SA	16,100	17,459
Tupy SA	3,700	19,366
Ultrapar Participacoes SA, ADR(2)	184,247	670,659
Unipar Carbocloro SA, Class B Preference Shares	9,600	149,446
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A Preference Shares	117,100	162,690
Vale SA, ADR	60,433	795,903
Via SA(1)	369,700	95,560
Vibra Energia SA	76,300	283,349
Wilson Sons Holdings Brasil SA	30,300	76,912
		16,783,404
Chile — 0.7%
Banco de Chile	4,718,110	514,664
Banco de Credito e Inversiones SA	7,922	229,511
Banco Itau Chile SA	7,822	85,600
Cencosud Shopping SA	16,471	27,762
Colbun SA	1,970,440	306,048
Embotelladora Andina SA, Class B Preference Shares	65,408	164,877
Empresa Nacional de Telecomunicaciones SA	28,708	106,476
Empresas CMPC SA	185,279	336,410
Empresas COPEC SA	1,775	13,007
Parque Arauco SA	73,582	108,927
Salfacorp SA	21,953	11,201
Sociedad Quimica y Minera de Chile SA, ADR	12	751
		1,905,234
China — 26.1%
361 Degrees International Ltd.	147,000	77,350
3SBio, Inc.	415,500	347,470
AAC Technologies Holdings, Inc.(2)	201,000	389,347
Agile Group Holdings Ltd.(1)	358,000	40,565
Anhui Conch Cement Co. Ltd., H Shares	203,500	566,636
Anhui Expressway Co. Ltd., H Shares	114,000	111,697
ANTA Sports Products Ltd.	172,600	1,945,755
Anton Oilfield Services Group(1)	34,000	1,906
Asia Cement China Holdings Corp.	21,500	8,397
AsiaInfo Technologies Ltd.	4,400	5,365
Autohome, Inc., ADR	460	13,294
Bank of Chongqing Co. Ltd., H Shares	100,000	51,220

Avantis Emerging Markets Value ETF
	Shares	Value
Bank of Communications Co. Ltd., H Shares	1,681,000	$962,121
Beijing Jingneng Clean Energy Co. Ltd., H Shares	628,000	133,623
Binjiang Service Group Co. Ltd.	26,500	59,155
BOC Aviation Ltd.	54,000	405,021
BOE Varitronix Ltd.	95,000	92,146
Bosideng International Holdings Ltd.	1,072,000	420,667
BYD Electronic International Co. Ltd.	233,000	1,079,140
C&D Property Management Group Co. Ltd.	32,919	15,208
Canaan, Inc., ADR(1)	69,508	139,711
Canadian Solar, Inc.(1)(2)	14,165	396,762
Canvest Environmental Protection Group Co. Ltd.(2)	170,000	90,946
Central China New Life Ltd.(1)	132,000	35,020
Changsha Broad Homes Industrial Group Co. Ltd., H Shares(1)	3,300	1,103
China Automotive Systems, Inc.(1)	3,540	14,833
China BlueChemical Ltd., H Shares	580,000	144,130
China Bohai Bank Co. Ltd., H Shares(1)	187,500	28,895
China Cinda Asset Management Co. Ltd., H Shares	2,363,000	231,726
China CITIC Bank Corp. Ltd., H Shares	2,172,000	966,689
China Coal Energy Co. Ltd., H Shares	429,000	292,654
China Communications Services Corp. Ltd., H Shares	1,154,000	519,543
China Conch Venture Holdings Ltd.	436,500	428,877
China Datang Corp. Renewable Power Co. Ltd., H Shares(2)	1,195,000	297,189
China East Education Holdings Ltd.	1,000	429
China Education Group Holdings Ltd.	350,000	297,418
China Everbright Bank Co. Ltd., H Shares	831,000	239,346
China Everbright Environment Group Ltd.	1,295,000	471,720
China Everbright Greentech Ltd.	40,000	4,382
China Everbright Ltd.	194,000	113,163
China Feihe Ltd.	1,351,000	812,248
China Foods Ltd.	70,000	25,942
China Galaxy Securities Co. Ltd., H Shares	770,000	414,232
China Glass Holdings Ltd.(2)	118,000	10,509
China Hanking Holdings Ltd.	11,000	966
China High Speed Transmission Equipment Group Co. Ltd.(1)	66,000	21,439
China Hongqiao Group Ltd.(2)	10,000	9,954
China Lesso Group Holdings Ltd.	295,000	162,239
China Longyuan Power Group Corp. Ltd., H Shares	861,000	681,563
China Medical System Holdings Ltd.	504,000	725,891
China Merchants Port Holdings Co. Ltd.	421,285	503,979
China Minsheng Banking Corp. Ltd., H Shares	1,496,500	480,652
China Modern Dairy Holdings Ltd.(2)	22,000	2,074
China National Building Material Co. Ltd., H Shares	1,048,000	532,662
China New Higher Education Group Ltd.	441,000	139,836
China Nonferrous Mining Corp. Ltd.	561,000	303,489
China Nuclear Energy Technology Corp. Ltd.(1)	34,000	1,431
China Oriental Group Co. Ltd.	142,000	21,698
China Pacific Insurance Group Co. Ltd., H Shares	369,400	844,836
China Petroleum & Chemical Corp., Class H	252,000	147,346
China Power International Development Ltd.(2)	1,894,000	675,019
China Railway Group Ltd., H Shares	1,159,000	613,146
China Resources Cement Holdings Ltd.	914,000	302,748

Avantis Emerging Markets Value ETF
	Shares	Value
China Resources Medical Holdings Co. Ltd.	112,500	$83,511
China Resources Power Holdings Co. Ltd.	724,000	1,417,474
China Risun Group Ltd.	578,000	256,477
China Sanjiang Fine Chemicals Co. Ltd.(1)	16,000	2,159
China Shenhua Energy Co. Ltd., H Shares	332,500	967,746
China Shineway Pharmaceutical Group Ltd.	78,000	77,029
China Shuifa Singyes Energy Holdings Ltd.(1)	74,000	3,724
China Sunshine Paper Holdings Co. Ltd.(1)	186,000	61,936
China Taiping Insurance Holdings Co. Ltd.	457,600	481,450
China Tower Corp. Ltd., H Shares	13,640,000	1,319,697
China Vanke Co. Ltd., H Shares	205,200	239,370
China XLX Fertiliser Ltd.	172,000	84,712
China Yongda Automobiles Services Holdings Ltd.	386,000	171,221
China Youran Dairy Group Ltd.(2)	208,000	38,709
China Yuhua Education Corp. Ltd.(1)	334,000	35,309
China ZhengTong Auto Services Holdings Ltd.(1)	5,000	280
Chongqing Rural Commercial Bank Co. Ltd., H Shares	97,000	34,242
Chow Tai Fook Jewellery Group Ltd.	560,400	849,770
CIFI Ever Sunshine Services Group Ltd.(2)	90,000	35,002
CIMC Enric Holdings Ltd.	250,000	237,779
CITIC Ltd.	1,264,000	1,254,393
CITIC Resources Holdings Ltd.	438,000	20,656
CITIC Securities Co. Ltd., H Shares	231,100	451,251
CMGE Technology Group Ltd.(1)	226,000	41,457
CMOC Group Ltd., H Shares	1,233,000	735,565
Concord New Energy Group Ltd.	2,430,000	198,305
COSCO SHIPPING Holdings Co. Ltd., Class H	1,127,500	1,156,234
COSCO SHIPPING Ports Ltd.	528,140	325,169
CSSC Hong Kong Shipping Co. Ltd.	138,000	26,209
Daqo New Energy Corp., ADR(1)	24,639	910,904
Dexin China Holdings Co. Ltd.(1)(2)	111,000	4,952
Digital China Holdings Ltd.	254,000	82,223
Dongfeng Motor Group Co. Ltd., Class H	868,000	318,400
Dongyue Group Ltd.	555,000	476,243
Ebang International Holdings, Inc., Class A(1)	126	955
E-House China Enterprise Holdings Ltd.(1)(2)	19,800	608
EVA Precision Industrial Holdings Ltd.	54,000	4,675
Excellence Commercial Property & Facilities Management Group Ltd.(2)	105,000	29,862
Fanhua, Inc., ADR(1)	923	6,193
FIH Mobile Ltd.(1)	480,000	42,232
FinVolution Group, ADR	23,825	119,601
First Tractor Co. Ltd., H Shares(2)	156,000	79,506
Flat Glass Group Co. Ltd., H Shares	39,000	96,854
Fosun International Ltd.	693,500	433,495
Fu Shou Yuan International Group Ltd.	6,000	4,463
Fufeng Group Ltd.	641,000	340,492
Fullshare Holdings Ltd.(1)	2,305,000	11,173
GCL Technology Holdings Ltd.	6,495,000	1,124,971
GDS Holdings Ltd., Class A(1)	1,400	2,079
Genertec Universal Medical Group Co. Ltd.	318,000	165,328

Avantis Emerging Markets Value ETF
	Shares	Value
GF Securities Co. Ltd., H Shares	270,600	$386,110
Grand Pharmaceutical Group Ltd.	4,000	2,071
Guangzhou R&F Properties Co. Ltd., H Shares(1)	495,200	75,625
Haitong Securities Co. Ltd., H Shares	655,200	406,539
Harbin Electric Co. Ltd., H Shares	16,000	4,889
Hello Group, Inc., ADR	62,313	537,761
Henan Jinma Energy Co. Ltd., H Shares	4,000	964
Hengan International Group Co. Ltd.	249,000	923,630
Hilong Holding Ltd.(1)	205,000	5,751
Hisense Home Appliances Group Co. Ltd., H Shares	148,000	390,613
Hollysys Automation Technologies Ltd.(1)	18,775	353,721
Honliv Healthcare Management Group Co. Ltd.(1)	44,000	12,277
Hope Education Group Co. Ltd.(1)(2)	1,046,000	67,922
Hua Hong Semiconductor Ltd.(1)(2)	142,000	370,157
Huatai Securities Co. Ltd., H Shares	373,200	491,054
Ingdan, Inc.	34,000	5,422
Inkeverse Group Ltd.(1)	443,000	50,724
iQIYI, Inc., ADR(1)	103,970	524,009
JD Logistics, Inc.(1)	222,200	296,186
Jiangxi Copper Co. Ltd., H Shares	301,000	468,808
Jinchuan Group International Resources Co. Ltd.(2)	728,000	36,611
Jinxin Fertility Group Ltd.(1)(2)	809,000	404,587
JNBY Design Ltd.	12,000	12,360
KE Holdings, Inc., ADR(1)	113,721	1,956,001
Kingboard Holdings Ltd.	254,000	576,389
Kingboard Laminates Holdings Ltd.	332,500	276,334
Lee & Man Paper Manufacturing Ltd.	461,000	135,625
LexinFintech Holdings Ltd., ADR(1)	27,301	70,710
Lifetech Scientific Corp.(1)	546,000	169,762
Linklogis, Inc., Class B(2)	231,500	52,189
Longfor Group Holdings Ltd.	251,663	531,160
Lufax Holding Ltd., ADR	50,975	61,680
LVGEM China Real Estate Investment Co. Ltd.(1)(2)	332,000	69,853
Maoyan Entertainment(1)(2)	1,200	1,645
Midea Real Estate Holding Ltd.(2)	107,200	100,603
Minth Group Ltd.	62,000	184,050
MMG Ltd.(1)	1,360,000	451,288
NetDragon Websoft Holdings Ltd.	100,000	193,819
NetEase, Inc., ADR	26,781	2,771,298
New China Life Insurance Co. Ltd., H Shares	190,800	477,326
Nexteer Automotive Group Ltd.	391,000	251,627
Nine Dragons Paper Holdings Ltd.(1)	459,000	254,703
Noah Holdings Ltd., ADR	6,486	90,220
Orient Overseas International Ltd.	55,500	744,326
People's Insurance Co. Group of China Ltd., H Shares	1,784,000	607,244
Perennial Energy Holdings Ltd.	130,000	14,401
PICC Property & Casualty Co. Ltd., H Shares	1,642,000	1,888,232
Poly Property Services Co. Ltd., Class H	1,400	6,499
Postal Savings Bank of China Co. Ltd., H Shares	78,000	38,472
Q Technology Group Co. Ltd.(1)	174,000	64,649
Qifu Technology, Inc., ADR	53,964	917,388

Avantis Emerging Markets Value ETF
	Shares	Value
Qudian, Inc., ADR(1)	41,629	$104,905
Radiance Holdings Group Co. Ltd.(1)(2)	224,000	103,222
Redsun Properties Group Ltd.(1)	64,000	1,871
Sany Heavy Equipment International Holdings Co. Ltd.	100,000	155,818
Seazen Group Ltd.(1)(2)	774,000	150,964
Shanghai Industrial Holdings Ltd.	175,000	229,628
Shanghai Industrial Urban Development Group Ltd.(1)	228,000	12,204
Shenzhen Expressway Corp. Ltd., H Shares	156,000	126,014
Shenzhen International Holdings Ltd.	432,000	307,080
Shenzhou International Group Holdings Ltd.	200,900	2,058,493
Shimao Services Holdings Ltd.(1)	2,000	390
Shinsun Holdings Group Co. Ltd.(1)	137,000	3,057
Shougang Fushan Resources Group Ltd.	782,000	225,352
Shui On Land Ltd.	986,500	95,612
Simcere Pharmaceutical Group Ltd.	35,000	27,281
Sino Biopharmaceutical Ltd.	2,980,000	1,131,173
Sino-Ocean Group Holding Ltd.(1)	3,000	140
Sinopec Engineering Group Co. Ltd., H Shares	600,500	277,907
Sinopec Kantons Holdings Ltd.	118,000	46,279
Sinopharm Group Co. Ltd., H Shares	536,000	1,555,431
Skyworth Group Ltd.	569,457	208,360
SOHO China Ltd.(1)	522,000	60,569
SSY Group Ltd.	546,000	290,639
TAL Education Group, ADR(1)	131,120	924,396
Tianneng Power International Ltd.(2)	312,000	332,371
Times China Holdings Ltd.(1)(2)	314,000	20,816
Times Neighborhood Holdings Ltd.	133,000	10,503
Tingyi Cayman Islands Holding Corp.	500,000	734,149
Tong Ren Tang Technologies Co. Ltd., H Shares	124,000	99,312
Tongda Group Holdings Ltd.(1)	190,000	1,937
Topsports International Holdings Ltd.	596,000	485,367
Truly International Holdings Ltd.	468,000	51,822
Tsaker New Energy Tech Co. Ltd.	56,500	8,271
Tsingtao Brewery Co. Ltd., H Shares	96,000	798,301
Vinda International Holdings Ltd.	139,000	321,626
Vipshop Holdings Ltd., ADR(1)	139,704	2,205,926
Viva Biotech Holdings(1)	306,000	56,908
Vnet Group, Inc., ADR(1)	36,321	136,204
Want Want China Holdings Ltd.	1,442,000	953,725
Wasion Holdings Ltd.	136,000	58,208
Weibo Corp., ADR	31,034	400,339
Weichai Power Co. Ltd., H Shares	261,000	338,105
West China Cement Ltd.	1,100,000	109,299
Xiabuxiabu Catering Management China Holdings Co. Ltd.	234,000	113,086
Xinchen China Power Holdings Ltd.(1)	4,000	145
Xinhua Winshare Publishing & Media Co. Ltd., H Shares	95,000	70,994
Xinjiang Xinxin Mining Industry Co. Ltd., H Shares	47,000	5,504
Xinte Energy Co. Ltd., H Shares(1)(2)	155,200	274,386
Xinyi Energy Holdings Ltd.(2)	817,800	178,383
Xinyi Solar Holdings Ltd.	1,282,000	1,069,698
Yadea Group Holdings Ltd.	204,000	392,220

Avantis Emerging Markets Value ETF
	Shares	Value
Yankuang Energy Group Co. Ltd., H Shares(2)	602,000	$945,072
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(1)	64,000	51,786
Yihai International Holding Ltd.	141,000	264,239
Yuexiu Services Group Ltd.(2)	151,500	61,051
Yuexiu Transport Infrastructure Ltd.	392,000	202,658
Yum China Holdings, Inc.	9,300	499,317
Zengame Technology Holding Ltd.	234,000	90,389
Zhejiang Expressway Co. Ltd., H Shares	402,000	300,186
Zhongsheng Group Holdings Ltd.	112,000	341,245
Zonqing Environmental Ltd.(1)	14,000	45,912
Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	118,800	56,723
ZTO Express Cayman, Inc., ADR	116,427	2,926,975
		75,631,790
Colombia†
Almacenes Exito SA, ADR(1)	15,456	90,414
Greece — 0.5%
Aegean Airlines SA(1)	5,230	74,840
Alpha Services & Holdings SA(1)	81,794	137,508
Eurobank Ergasias Services & Holdings SA, Class A(1)	196,277	340,263
Hellenic Telecommunications Organization SA	9,112	136,172
Helleniq Energy Holdings SA	3,094	27,731
Motor Oil Hellas Corinth Refineries SA	10,741	273,258
Mytilineos SA	694	28,145
National Bank of Greece SA(1)	43,642	296,319
Piraeus Financial Holdings SA(1)	81,711	281,544
Sunrisemezz PLC(1)	1,432	385
		1,596,165
Hong Kong — 0.1%
Edvantage Group Holdings Ltd.	18,652	5,540
Powerlong Commercial Management Holdings Ltd.	20,500	10,254
South Manganese Investment Ltd.(1)	246,000	15,527
Wharf Holdings Ltd.	92,000	194,900
		226,221
Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	35,133	265,677
OTP Bank Nyrt	7,468	304,525
		570,202
India — 18.5%
Accelya Solutions India Ltd.	954	18,120
Adani Power Ltd.(1)	89,479	346,099
Aditya Birla Capital Ltd.(1)	101,920	222,804
AGI Greenpac Ltd.	2,759	24,512
Allcargo Logistics Ltd.	9,396	31,143
Allcargo Terminals Ltd.(1)	9,396	3,836
Amara Raja Batteries Ltd.	28,189	213,872
Ambika Cotton Mills Ltd.	311	6,135
Anant Raj Ltd.	33,112	87,704
Andhra Sugars Ltd.	4,689	6,477
Apar Industries Ltd.	3,493	211,144
APL Apollo Tubes Ltd.	10,245	207,275
Apollo Hospitals Enterprise Ltd.	1,240	72,051

Avantis Emerging Markets Value ETF
	Shares	Value
Apollo Tyres Ltd.	90,024	$422,073
Aptech Ltd.	2,186	8,143
Arvind Ltd.	37,373	79,372
Ashoka Buildcon Ltd.(1)	31,206	38,234
Aster DM Healthcare Ltd.(1)	24,098	96,465
Astra Microwave Products Ltd.	7,929	37,896
Aurobindo Pharma Ltd.	61,795	618,982
Avadh Sugar & Energy Ltd.	1,300	9,064
Bajaj Consumer Care Ltd.	11,479	35,603
Bajaj Electricals Ltd.	4,771	66,882
Bajaj Hindusthan Sugar Ltd.(1)	393,023	113,597
Balrampur Chini Mills Ltd.	40,732	191,765
Bank of Baroda	178,827	403,806
BASF India Ltd.	1,729	54,953
Bayer CropScience Ltd.	87	5,057
Best Agrolife Ltd.	2,513	36,284
Bhansali Engineering Polymers Ltd.	3,804	4,275
Bharat Electronics Ltd.	588,062	944,780
Bharat Heavy Electricals Ltd.	161,556	236,356
Bharat Petroleum Corp. Ltd.	195,367	803,084
Birla Corp. Ltd.	1,882	26,110
Birlasoft Ltd.	20,238	124,400
Blue Dart Express Ltd.	454	34,445
Bombay Burmah Trading Co.(1)	1,001	12,062
Borosil Renewables Ltd.(1)	3,660	19,361
Brigade Enterprises Ltd.	23,579	168,744
BSE Ltd.	8,899	114,139
Butterfly Gandhimathi Appliances Ltd.(1)	68	995
Can Fin Homes Ltd.	12,693	115,134
Canara Bank	43,486	168,078
Caplin Point Laboratories Ltd.	145	1,853
Castrol India Ltd.	87,152	152,331
CCL Products India Ltd.	7,880	57,645
Ceat Ltd.	4,478	121,810
Century Enka Ltd.	2,034	10,514
Cera Sanitaryware Ltd.	575	66,001
Cholamandalam Investment & Finance Co. Ltd.	74,335	1,006,602
CIE Automotive India Ltd.	11,446	72,213
Cipla Ltd.	11,659	176,957
City Union Bank Ltd.	80,681	120,156
Coal India Ltd.	198,258	550,481
Cochin Shipyard Ltd.	10,216	111,745
Confidence Petroleum India Ltd.	23,445	25,491
Coromandel International Ltd.	21,786	286,945
Cosmo First Ltd.	2,175	19,123
CreditAccess Grameen Ltd.(1)	12,214	208,772
CSB Bank Ltd.(1)	8,038	32,037
Cyient Ltd.	26,199	517,791
Dalmia Bharat Ltd.	517	13,011
Dalmia Bharat Sugar & Industries Ltd.	1,821	8,206
DCB Bank Ltd.	33,280	46,853

Avantis Emerging Markets Value ETF
	Shares	Value
DCM Shriram Ltd.	7,608	$85,648
Deepak Fertilisers & Petrochemicals Corp. Ltd.	14,955	109,530
Deepak Nitrite Ltd.	8,623	231,075
Dhampur Bio Organics Ltd.	1,877	3,742
Dhampur Sugar Mills Ltd.	12,479	38,190
Dish TV India Ltd.(1)	396,359	87,473
Dwarikesh Sugar Industries Ltd.	33,968	36,608
eClerx Services Ltd.	3,563	69,861
Edelweiss Financial Services Ltd.	102,601	67,415
Eicher Motors Ltd.	6,288	253,295
EID Parry India Ltd.	18,623	107,428
Elecon Engineering Co. Ltd.	7,188	76,582
Emami Ltd.	24,015	152,090
Endurance Technologies Ltd.	2,695	54,043
Engineers India Ltd.	44,338	82,585
EPL Ltd.	18,512	43,898
Equitas Small Finance Bank Ltd.	51,083	55,787
Escorts Kubota Ltd.	4,030	153,686
Ester Industries Ltd.	4,313	4,988
Eveready Industries India Ltd.(1)	1,026	5,240
Everest Industries Ltd.	1,179	16,838
Excel Industries Ltd.	459	5,294
Exide Industries Ltd.	12,458	40,128
Federal Bank Ltd.	347,636	603,893
Filatex India Ltd.	7,154	4,085
Finolex Industries Ltd.	81,777	236,474
Future Consumer Ltd.(1)	106,536	963
G R Infraprojects Ltd.	1,800	27,556
Galaxy Surfactants Ltd.	132	4,279
Garden Reach Shipbuilders & Engineers Ltd.	4,895	48,297
Gateway Distriparks Ltd.	19,801	20,551
GHCL Ltd.	13,434	100,808
GHCL Textiles Ltd.(1)	13,434	12,390
GIC Housing Finance Ltd.	10,437	22,563
Glenmark Pharmaceuticals Ltd.	43,891	406,326
Globus Spirits Ltd.	4,244	45,585
Godawari Power & Ispat Ltd.	11,136	83,240
Grasim Industries Ltd.	34,466	745,020
Great Eastern Shipping Co. Ltd.	30,526	281,756
Greenpanel Industries Ltd.	5,555	25,353
Greenply Industries Ltd.	10,648	20,736
Gufic Biosciences Ltd.(1)	5,829	21,777
Gujarat Alkalies & Chemicals Ltd.	4,525	38,105
Gujarat Ambuja Exports Ltd.	22,303	70,738
Gujarat Mineral Development Corp. Ltd.	13,196	39,612
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	14,672	107,935
Gujarat Pipavav Port Ltd.	102,692	161,065
Gujarat State Fertilizers & Chemicals Ltd.	39,672	83,956
Hathway Cable & Datacom Ltd.(1)	37,648	7,504
HBL Power Systems Ltd.	17,551	56,794
HCL Technologies Ltd.	134,921	1,908,680

Avantis Emerging Markets Value ETF
	Shares	Value
HDFC Asset Management Co. Ltd.	2,510	$76,505
HealthCare Global Enterprises Ltd.(1)	9,740	41,251
Hero MotoCorp Ltd.	3,691	129,930
HG Infra Engineering Ltd.	7,303	82,068
Hikal Ltd.	12,048	43,053
HIL Ltd.	251	9,122
Himadri Speciality Chemical Ltd., ADR	55,687	150,854
Hindalco Industries Ltd.	217,027	1,203,191
Hinduja Global Solutions Ltd.	845	10,276
Hindustan Copper Ltd.	38,304	73,205
Hindustan Petroleum Corp. Ltd.(1)	179,363	537,217
Hindware Home Innovation Ltd.(1)	2,624	18,554
I G Petrochemicals Ltd.	1,051	6,385
IIFL Finance Ltd.	45,766	334,977
IIFL Securities Ltd.	8,473	8,221
India Glycols Ltd.(1)	189	1,722
Indiabulls Housing Finance Ltd.(1)	75,892	181,633
IndiaMart InterMesh Ltd.	4,228	156,244
Indian Bank	40,248	183,924
Indian Energy Exchange Ltd.	63,666	96,984
Indian Metals & Ferro Alloys Ltd.	1,190	5,477
Indian Oil Corp. Ltd.	584,408	628,567
Indus Towers Ltd.(1)	94,327	199,466
Intellect Design Arena Ltd.	15,447	137,012
IOL Chemicals & Pharmaceuticals Ltd.	3,269	17,132
IRCON International Ltd.	44,986	61,904
ITD Cementation India Ltd.	25,535	66,957
J Kumar Infraprojects Ltd.	6,591	32,724
Jaiprakash Power Ventures Ltd.(1)	285,099	27,507
Jammu & Kashmir Bank Ltd.	103,347	111,890
Jindal Poly Films Ltd.	1,238	10,186
Jindal Saw Ltd.	40,550	171,392
Jindal Stainless Ltd.	76,692	420,753
Jindal Steel & Power Ltd.	84,898	701,094
JK Cement Ltd.	694	27,617
JK Lakshmi Cement Ltd.	11,770	95,767
JK Paper Ltd.	18,583	81,797
JK Tyre & Industries Ltd.	6,818	22,304
JM Financial Ltd.	93,382	88,141
JSW Steel Ltd.	119,448	1,123,707
Jubilant Ingrevia Ltd.	15,747	97,788
Jubilant Pharmova Ltd.	14,710	83,278
Kalpataru Projects International Ltd.	26,004	207,282
Karnataka Bank Ltd.	37,246	99,384
Karur Vysya Bank Ltd.	104,428	153,170
Kaveri Seed Co. Ltd.(1)	2,472	16,315
KEC International Ltd.	34,010	275,758
Kirloskar Ferrous Industries Ltd.	14,319	81,787
KNR Constructions Ltd.	4,047	13,464
Kolte-Patil Developers Ltd.	2,489	13,588
KPI Green Energy Ltd.	5,164	55,724

Avantis Emerging Markets Value ETF
	Shares	Value
KPIT Technologies Ltd.	7,670	$108,810
KPR Mill Ltd.	4,523	41,367
KRBL Ltd.	12,873	62,592
Krsnaa Diagnostics Ltd.	3,390	25,598
L&T Finance Holdings Ltd.	211,252	318,307
Larsen & Toubro Ltd.	95,477	3,115,151
Laurus Labs Ltd.	29,514	142,237
LG Balakrishnan & Bros Ltd.(1)	4,162	53,968
LIC Housing Finance Ltd.	60,124	307,245
LT Foods Ltd.	39,856	79,591
Lupin Ltd.	35,845	475,022
LUX Industries Ltd.(1)	271	4,820
Maharashtra Seamless Ltd.	3,949	25,634
Mahindra & Mahindra Financial Services Ltd.	87,242	313,295
Mahindra & Mahindra Ltd.	80,939	1,538,946
Mahindra Logistics Ltd.	7,483	35,192
Maithan Alloys Ltd.	648	8,025
Manali Petrochemicals Ltd.	13,942	11,588
Manappuram Finance Ltd.	154,087	287,513
Marksans Pharma Ltd.	83,831	114,240
Mazagon Dock Shipbuilders Ltd.	2,533	56,483
Meghmani Finechem Ltd.	1,230	14,933
Meghmani Organics Ltd.	3,038	3,046
MOIL Ltd.	8,159	23,500
Motherson Sumi Wiring India Ltd.	46,684	34,980
Motilal Oswal Financial Services Ltd.	3,345	37,142
Mphasis Ltd.	15,732	461,044
MRF Ltd.	157	206,040
Mrs Bectors Food Specialities Ltd.	1,317	17,067
MSTC Ltd.	897	4,234
Multi Commodity Exchange of India Ltd.	7,292	148,570
Muthoot Finance Ltd.	27,983	425,787
Narayana Hrudayalaya Ltd.	8,971	112,671
National Aluminium Co. Ltd.	244,759	277,817
National Fertilizers Ltd.	11,767	9,631
Nava Ltd.	8,151	41,815
NCC Ltd.	152,198	311,532
Neuland Laboratories Ltd.	654	30,629
Nippon Life India Asset Management Ltd.	16,510	62,180
NLC India Ltd.	23,997	37,749
NTPC Ltd.	480,079	1,277,243
Nuvama Wealth Management Ltd.(1)	1,145	33,733
Oil & Natural Gas Corp. Ltd.	499,551	1,050,741
Oil India Ltd.	91,371	301,282
Olectra Greentech Ltd.	470	7,085
Optiemus Infracom Ltd.	2,901	12,122
Oracle Financial Services Software Ltd.	5,461	270,868
Orient Cement Ltd.	20,379	47,438
Panama Petrochem Ltd.	7,332	28,848
PCBL Ltd.	44,112	92,854
Pennar Industries Ltd.(1)	25,863	36,917

Avantis Emerging Markets Value ETF
	Shares	Value
Persistent Systems Ltd.	6,267	$406,037
Petronet LNG Ltd.	226,685	589,005
PNB Housing Finance Ltd.(1)	25,989	204,022
PNC Infratech Ltd.	39,746	159,290
Power Mech Projects Ltd.	1,705	86,934
Praj Industries Ltd.	18,823	111,931
Prism Johnson Ltd.(1)	1,963	3,071
PTC India Ltd.	104,511	175,693
Quess Corp. Ltd.	11,914	61,391
Ramco Cements Ltd.	22,911	239,970
Rashtriya Chemicals & Fertilizers Ltd.	32,956	48,352
Raymond Ltd.	10,381	250,531
RBL Bank Ltd.	115,927	334,075
REC Ltd.	374,637	1,079,317
Redington Ltd.	102,736	194,331
Reliance Power Ltd.(1)	587,154	135,753
Repco Home Finance Ltd.(1)	9,420	44,108
Rhi Magnesita India Ltd.	3,248	28,274
RITES Ltd.	14,218	85,962
RPG Life Sciences Ltd.	1,481	21,492
Samvardhana Motherson International Ltd.	164,558	190,239
Sanghi Industries Ltd.(1)	11,763	15,635
Sanofi India Ltd.	1,828	156,792
Sarda Energy & Minerals Ltd.(1)	15,000	40,105
Satia Industries Ltd.	7,648	11,937
Sharda Cropchem Ltd.	3,884	21,155
Share India Securities Ltd.	240	4,052
Shipping Corp. of India Ltd.	12,981	20,420
Shipping Corp. of India Ltd.(1)	12,981	4,241
Shree Cement Ltd.	396	113,804
Shriram Finance Ltd.	45,919	1,068,764
Siyaram Silk Mills Ltd.	1,138	7,329
Sobha Ltd.	7,465	54,966
Sonata Software Ltd.	17,676	223,114
Southern Petrochemical Industries Corp. Ltd.	13,120	11,035
Speciality Restaurants Ltd.(1)	6,760	16,756
State Bank of India, GDR	12,594	850,539
Sudarshan Chemical Industries Ltd.	1,002	6,145
Sun Pharmaceutical Industries Ltd.	107,037	1,434,731
Sun TV Network Ltd.	17,153	127,771
Sunflag Iron & Steel Co. Ltd.(1)	6,209	15,061
Supreme Industries Ltd.	4,391	236,321
Supreme Petrochem Ltd.	4,336	25,861
Surya Roshni Ltd.	5,474	62,761
Tamil Nadu Newsprint & Papers Ltd.	14,869	45,011
Tamilnadu Petroproducts Ltd.	8,337	9,009
Tanla Platforms Ltd.	13,081	154,073
Tata Chemicals Ltd.	12,586	161,235
Tata Metaliks Ltd.	1,355	15,064
Tata Motors Ltd., ADR(1)	1,094	39,754
Tata Steel Long Products Ltd.(1)	1,015	9,573

Avantis Emerging Markets Value ETF
	Shares	Value
Tata Steel Ltd.	1,162,934	$1,724,647
Tech Mahindra Ltd.	98,904	1,434,064
Thermax Ltd.	774	26,251
Thirumalai Chemicals Ltd.	8,400	23,289
Time Technoplast Ltd.	26,322	47,173
Tinplate Co. of India Ltd.	3,877	18,009
Titagarh Rail System Ltd.(1)	25,526	250,525
TransIndia Real Estate Ltd.(1)	9,396	3,933
Transport Corp. of India Ltd.	1,955	19,129
Trident Ltd.	214,768	94,718
Triveni Turbine Ltd.(1)	15,888	75,087
Tube Investments of India Ltd.	4,947	173,172
Uflex Ltd.	4,366	25,175
Ugar Sugar Works Ltd.	8,924	11,503
UltraTech Cement Ltd.	9,271	928,815
Usha Martin Ltd.	8,471	36,285
UTI Asset Management Co. Ltd.	10,820	97,707
Valiant Organics Ltd.	587	3,595
Vardhman Textiles Ltd.(1)	20,758	98,523
Varroc Engineering Ltd.(1)	4,313	22,013
Vedanta Ltd.	147,110	411,853
Venky's India Ltd.	72	1,717
Vishnu Chemicals Ltd.	3,715	14,626
VRL Logistics Ltd.	8,200	66,585
Welspun Corp. Ltd.	30,168	119,178
Welspun Enterprises Ltd.	19,561	65,656
Welspun India Ltd.	23,059	34,759
West Coast Paper Mills Ltd.	9,632	68,224
Wipro Ltd., ADR(2)	31,383	153,463
Yes Bank Ltd.(1)	257,765	52,283
		53,549,432
Indonesia — 2.3%
ABM Investama Tbk PT	187,900	48,344
Adaro Energy Indonesia Tbk PT	2,120,400	371,466
Adhi Karya Persero Tbk PT(1)	710,600	20,153
Aneka Tambang Tbk PT	61,400	8,010
Astra International Tbk PT	651,100	275,484
Bank BTPN Syariah Tbk PT	401,300	56,898
Bank Mandiri Persero Tbk PT	4,338,000	1,715,409
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	339,400	26,404
Bank Tabungan Negara Persero Tbk PT	405,500	33,405
BFI Finance Indonesia Tbk PT	1,876,800	147,830
Buana Lintas Lautan Tbk PT(1)	795,400	5,118
Bukit Asam Tbk PT	1,184,500	222,299
Charoen Pokphand Indonesia Tbk PT(1)	1,200	408
Delta Dunia Makmur Tbk PT	786,600	21,268
Dharma Polimetal TbK PT	407,400	39,322
Dharma Satya Nusantara Tbk PT	1,241,200	48,488
Elnusa Tbk PT	895,400	22,944
Energi Mega Persada Tbk PT(1)	1,475,900	23,659
Erajaya Swasembada Tbk PT	413,000	13,163

Avantis Emerging Markets Value ETF
	Shares	Value
Harum Energy Tbk PT	676,000	$69,195
Indika Energy Tbk PT	403,100	52,899
Indo Tambangraya Megah Tbk PT	111,600	211,841
Indosat Tbk PT	18,400	11,597
Jasa Marga Persero Tbk PT	551,700	155,689
Map Aktif Adiperkasa PT	2,251,000	119,724
Matahari Department Store Tbk PT	39,200	6,691
Medco Energi Internasional Tbk PT	2,137,100	150,171
Media Nusantara Citra Tbk PT	15,900	548
Metrodata Electronics Tbk PT	53,400	1,841
Mitra Adiperkasa Tbk PT	2,379,900	302,462
Mitra Pinasthika Mustika Tbk PT	15,000	1,024
MNC Vision Networks Tbk PT(1)	2,289,300	8,268
Multipolar Tbk PT(1)	729,700	4,359
PP Persero Tbk PT(1)	19,000	723
Samudera Indonesia Tbk PT	1,199,300	28,335
Sawit Sumbermas Sarana Tbk PT	1,070,400	86,438
Smartfren Telecom Tbk PT(1)	340,000	1,228
Surya Esa Perkasa Tbk PT	1,345,000	53,401
Surya Semesta Internusa Tbk PT(1)	1,689,900	41,931
Telkom Indonesia Persero Tbk PT, ADR	58,730	1,425,377
Timah Tbk PT	267,400	15,966
United Tractors Tbk PT	377,600	644,306
Wijaya Karya Persero Tbk PT(1)	28,500	737
XL Axiata Tbk PT	965,800	158,496
		6,653,319
Malaysia — 1.8%
Aeon Co. M Bhd	66,900	15,289
Alliance Bank Malaysia Bhd	182,300	135,648
AMMB Holdings Bhd	233,100	187,524
Ancom Nylex Bhd	36,700	8,299
Axiata Group Bhd	167,700	85,340
Bank Islam Malaysia Bhd	85,500	38,527
Berjaya Corp. Bhd(1)	389,500	23,923
Bermaz Auto Bhd	194,500	93,847
Boustead Plantations Bhd	137,800	44,628
Bumi Armada Bhd(1)	590,200	64,914
Cahya Mata Sarawak Bhd	124,100	31,302
Chin Hin Group Bhd(1)	26,200	24,363
CIMB Group Holdings Bhd	568,004	688,549
Dagang NeXchange Bhd(1)	545,300	52,977
DRB-Hicom Bhd	107,900	33,511
Ekovest Bhd(1)	196,700	22,868
Evergreen Fibreboard Bhd(1)	31,000	1,907
Gamuda Bhd	226,932	220,310
Genting Bhd	337,400	317,958
Genting Malaysia Bhd	430,100	238,255
Genting Plantations Bhd	17,900	20,725
Hartalega Holdings Bhd	196,200	82,635
Hengyuan Refining Co. Bhd	24,700	16,602
Hextar Healthcare Bhd(1)	1,400	65

Avantis Emerging Markets Value ETF
	Shares	Value
Hibiscus Petroleum Bhd	350,100	$72,058
IJM Corp. Bhd	42,100	16,068
Insas Bhd	6,100	1,144
Jaya Tiasa Holdings Bhd	66,000	11,298
Kossan Rubber Industries Bhd	112,700	31,338
KSL Holdings Bhd(1)	27,100	6,476
Kuala Lumpur Kepong Bhd	57,500	267,040
Lingkaran Trans Kota Holdings Bhd	10,000	9
Malayan Banking Bhd	145,360	285,339
Malaysia Airports Holdings Bhd	63,400	100,674
Malaysia Building Society Bhd	498,000	78,994
Malaysia Marine & Heavy Engineering Holdings Bhd	70,200	7,337
Malaysian Bulk Carriers Bhd	25,900	1,817
Malaysian Pacific Industries Bhd	900	5,583
Malaysian Resources Corp. Bhd	134,400	13,040
MISC Bhd	105,300	163,236
Perak Transit Bhd	46,000	13,288
Public Bank Bhd	474,900	432,885
RHB Bank Bhd	214,821	259,676
Sapura Energy Bhd(1)	62,700	681
Sarawak Oil Palms Bhd	22,350	12,268
Serba Dinamik Holdings Bhd(1)	21,300	46
Shin Yang Group Bhd	175,300	23,431
Sime Darby Plantation Bhd	234,300	222,342
Solarvest Holdings Bhd(1)	82,200	23,209
Supermax Corp. Bhd	344,920	56,533
Syarikat Takaful Malaysia Keluarga Bhd	14,000	11,216
Ta Ann Holdings Bhd	19,100	14,954
TASCO Bhd	6,400	1,104
Telekom Malaysia Bhd	154,000	169,386
Top Glove Corp. Bhd(1)	319,800	52,758
TSH Resources Bhd	95,200	21,127
UMW Holdings Bhd	35,700	36,668
United Plantations Bhd	13,900	47,474
Velesto Energy Bhd(1)	1,494,600	75,566
Yinson Holdings Bhd	195,600	105,801
		5,091,830
Mexico — 3.1%
Alfa SAB de CV, Class A	521,079	345,033
Alpek SAB de CV(2)	22,108	21,757
America Movil SAB de CV, ADR	63,324	1,213,921
Banco del Bajio SA	129,692	408,309
Controladora AXTEL SAB de CV(1)	181,119	1,901
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)	13,782	137,820
GCC SAB de CV	1,245	11,951
Genomma Lab Internacional SAB de CV, Class B	168,643	136,790
Gentera SAB de CV	274,899	334,867
Grupo Aeroportuario del Pacifico SAB de CV, ADR	889	162,100
Grupo Comercial Chedraui SA de CV	42,296	237,074
Grupo Financiero Banorte SAB de CV, Class O	263,655	2,237,986
Grupo Financiero Inbursa SAB de CV, Class O(1)	278,441	623,820

Avantis Emerging Markets Value ETF
	Shares	Value
Grupo Mexico SAB de CV, Series B	328,666	$1,570,997
Grupo Televisa SAB, ADR	120,151	538,276
Industrias Penoles SAB de CV(1)	2,058	29,125
La Comer SAB de CV	10,300	22,255
Megacable Holdings SAB de CV	142,214	344,223
Nemak SAB de CV(1)	592,105	130,225
Promotora y Operadora de Infraestructura SAB de CV	2,111	20,160
Regional SAB de CV	41,151	303,181
		8,831,771
Philippines — 0.8%
ACEN Corp.	35,280	3,118
Alliance Global Group, Inc.	327,300	72,264
Bank of the Philippine Islands	165,488	321,410
BDO Unibank, Inc.	213,926	525,953
DMCI Holdings, Inc.	746,300	127,268
First Gen Corp.	11,100	3,778
Globe Telecom, Inc.	1,344	42,762
GT Capital Holdings, Inc.	12,920	130,572
JG Summit Holdings, Inc.	159,170	102,656
LT Group, Inc.	207,600	33,444
Metro Pacific Investments Corp.	1,757,000	156,624
Metropolitan Bank & Trust Co.	270,350	263,468
Nickel Asia Corp.	232,700	21,151
PLDT, Inc., ADR(2)	40	816
Puregold Price Club, Inc.	190,100	93,679
Robinsons Land Corp.	222,700	57,466
Robinsons Retail Holdings, Inc.	18,930	16,532
Security Bank Corp.	102,720	146,007
Semirara Mining & Power Corp.	122,000	68,938
Universal Robina Corp.	1,030	2,033
		2,189,939
Poland — 0.9%
Alior Bank SA(1)	24,600	334,443
Bank Handlowy w Warszawie SA	2,865	60,098
Bank Millennium SA(1)	126,971	186,909
Bank Polska Kasa Opieki SA	13,591	354,807
Budimex SA	1,851	201,381
CCC SA(1)	7,351	79,347
Grupa Azoty SA(1)	4,890	29,790
Jastrzebska Spolka Weglowa SA(1)	14,530	127,271
LiveChat Software SA	792	25,663
Mercator Medical SA(1)	186	1,840
Orange Polska SA	121,882	211,397
ORLEN SA	51,105	780,213
XTB SA	10,750	86,275
		2,479,434
Russia(3)†
Globaltrans Investment PLC, GDR(1)	15,648	2
LUKOIL PJSC	7,931	—
Novolipetsk Steel PJSC(1)	70,860	—
VTB Bank PJSC(1)	152,598,000	159
		161

Avantis Emerging Markets Value ETF
	Shares	Value
South Africa — 3.2%
Absa Group Ltd.	130,098	$1,254,343
Anglo American Platinum Ltd.	118	4,115
AngloGold Ashanti Ltd., ADR	9,444	160,548
Astral Foods Ltd.	14,444	130,762
Aveng Ltd.(1)	12,083	5,222
Barloworld Ltd.	33,911	152,102
DataTec Ltd.	1,592	3,088
Exxaro Resources Ltd.	43,304	383,250
Gold Fields Ltd., ADR	105,813	1,336,418
Grindrod Ltd.	52,560	29,618
Impala Platinum Holdings Ltd.	90,571	466,271
Investec Ltd.(2)	31,242	183,284
KAP Ltd.	379,639	49,909
Kumba Iron Ore Ltd.(2)	7,175	157,120
Life Healthcare Group Holdings Ltd.	10,554	11,957
Merafe Resources Ltd.	319,115	23,462
Momentum Metropolitan Holdings	380,152	404,540
MTN Group Ltd.	236,233	1,502,243
Nedbank Group Ltd.(2)	63,806	730,363
Ninety One Ltd.	5,882	12,440
Old Mutual Ltd.	79,241	53,071
PPC Ltd.(1)	143,021	19,621
Raubex Group Ltd.	9,058	12,399
Reinet Investments SCA	1,053	22,644
Sappi Ltd.	130,454	276,541
Sasol Ltd., ADR(2)	42,208	544,061
Sibanye Stillwater Ltd., ADR(2)	89,307	540,307
Standard Bank Group Ltd.	390	3,982
Sun International Ltd.	40,928	79,954
Telkom SA SOC Ltd.(1)(2)	97,514	140,037
Thungela Resources Ltd.(2)	34,075	269,782
Vodacom Group Ltd.	33,445	190,767
		9,154,221
South Korea — 14.5%
Asiana Airlines, Inc.(1)	9,961	83,535
BH Co. Ltd.	8,419	153,213
BNK Financial Group, Inc.	69,247	356,966
CJ CGV Co. Ltd.(1)	4,101	24,351
CJ CheilJedang Corp.	783	176,938
CJ Corp.	1,693	89,953
CJ ENM Co. Ltd.(1)	3,239	142,514
CJ Logistics Corp.	1,753	104,556
Cosmax, Inc.(1)	1,858	215,508
Coway Co. Ltd.	8,596	280,685
Cuckoo Homesys Co. Ltd.	777	13,336
Daeduck Electronics Co. Ltd.	10,395	226,731
Daewoo Engineering & Construction Co. Ltd.(1)	9,586	33,316
Daishin Securities Co. Ltd.	5,013	54,592
Daol Investment & Securities Co. Ltd.	7,229	22,103
DB Financial Investment Co. Ltd.	1,187	3,653

Avantis Emerging Markets Value ETF
	Shares	Value
DB HiTek Co. Ltd.	10,879	$439,419
DB Insurance Co. Ltd.	11,735	724,723
Dentium Co. Ltd.	66	6,158
DGB Financial Group, Inc.	46,226	262,042
DL E&C Co. Ltd.	6,955	162,887
Dongkuk Holdings Co. Ltd.	1,826	16,483
Doosan Tesna, Inc.	1,825	67,301
Dreamtech Co. Ltd.	4,341	41,167
Eugene Investment & Securities Co. Ltd.	4,137	13,149
GOLFZON Co. Ltd.	1,071	74,043
GS Holdings Corp.	10,944	310,622
GS Retail Co. Ltd.	4,933	88,212
HAESUNG DS Co. Ltd.	4,202	217,605
Hana Financial Group, Inc.	48,944	1,462,575
Hana Micron, Inc.	5,698	91,347
Hansae Co. Ltd.	6,584	97,127
Hansol Technics Co. Ltd.	9,513	46,671
Hanwha Aerospace Co. Ltd.	8,341	718,570
Hanwha Corp.	6,744	127,467
Hanwha Corp., Preference Shares	834	8,701
Hanwha Life Insurance Co. Ltd.(1)	90,774	172,522
Harim Holdings Co. Ltd.	18,552	101,530
HD Hyundai Co. Ltd.	10,909	487,316
HD Hyundai Electric Co. Ltd.	2,782	147,962
HD Hyundai Infracore Co. Ltd.	19,083	151,671
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	7,447	696,363
Hite Jinro Co. Ltd.	5,221	76,602
HJ Shipbuilding & Construction Co. Ltd.(1)	1,200	3,463
HL Holdings Corp.	774	21,009
HL Mando Co. Ltd.	4,276	135,366
HMM Co. Ltd.	49,101	618,120
Humasis Co. Ltd.(1)	37,072	70,444
Hyosung Heavy Industries Corp.(1)	208	31,504
Hyosung TNC Corp.	681	170,244
Hyundai Corp.	1,856	27,940
Hyundai Department Store Co. Ltd.	3,129	164,143
Hyundai Engineering & Construction Co. Ltd.	2,674	71,722
Hyundai Glovis Co. Ltd.	2,886	376,310
Hyundai Marine & Fire Insurance Co. Ltd.	15,548	355,511
Hyundai Motor Co.	17,147	2,450,035
Hyundai Steel Co.	13,420	366,961
Hyundai Wia Corp.	2,826	122,979
Industrial Bank of Korea	54,260	441,416
Innox Advanced Materials Co. Ltd.	2,923	83,978
INTOPS Co. Ltd.	4,424	98,787
IS Dongseo Co. Ltd.(1)	4,792	114,964
JB Financial Group Co. Ltd.	36,103	264,952
Jusung Engineering Co. Ltd.	6,339	131,085
KB Financial Group, Inc., ADR(2)	58,008	2,341,783
Kia Corp.	36,377	2,204,957
KISCO Corp.	1,013	4,542

Avantis Emerging Markets Value ETF
	Shares	Value
KIWOOM Securities Co. Ltd.	3,426	$267,385
KoMiCo Ltd.	1,848	75,545
Korea Circuit Co. Ltd.(1)	2,452	30,892
Korea Investment Holdings Co. Ltd.	7,655	300,700
Korea Line Corp.(1)	53,816	73,048
Korean Air Lines Co. Ltd.	38,249	658,684
Korean Reinsurance Co.	4,551	27,266
KT Corp.	6,142	153,201
Kumho Petrochemical Co. Ltd.	3,263	307,655
LB Semicon, Inc.(1)	3,727	19,701
LF Corp.	2,876	31,702
LG Display Co. Ltd., ADR(1)	95,635	480,088
LG Electronics, Inc.	20,509	1,526,311
LG Innotek Co. Ltd.	1,375	280,328
LG Uplus Corp.	44,528	351,803
LIG Nex1 Co. Ltd.	2,182	139,741
Lotte Chilsung Beverage Co. Ltd.	895	87,893
LOTTE Fine Chemical Co. Ltd.	3,156	144,070
Lotte Rental Co. Ltd.	3,225	67,664
Lotte Shopping Co. Ltd.	1,432	76,860
LX Holdings Corp.	6,098	37,398
LX INTERNATIONAL Corp.	7,055	161,763
LX Semicon Co. Ltd.	1,766	118,816
Mcnex Co. Ltd.	3,866	85,000
MegaStudyEdu Co. Ltd.	1,733	67,464
Meritz Financial Group, Inc.	20,077	829,687
Mirae Asset Life Insurance Co. Ltd.(1)	707	2,141
Mirae Asset Securities Co. Ltd.	25,530	128,499
NICE Holdings Co. Ltd.	772	8,197
OCI Holdings Co. Ltd.	825	57,379
Orion Holdings Corp.	5,533	63,663
Pan Ocean Co. Ltd.	80,594	271,644
Partron Co. Ltd.	12,815	78,563
POSCO Holdings, Inc., ADR(2)	36,138	3,966,507
Posco International Corp.	13,568	812,431
PSK, Inc.	4,942	69,944
Samsung Electro-Mechanics Co. Ltd.	7,254	741,816
Samsung Engineering Co. Ltd.(1)	29,585	760,001
Samsung Fire & Marine Insurance Co. Ltd.	6,559	1,221,815
Samsung Life Insurance Co. Ltd.	2,264	115,715
Samsung Securities Co. Ltd.	4,999	141,091
Samyang Foods Co. Ltd.	173	25,415
SD Biosensor, Inc.	5,153	48,737
SeAH Steel Corp.	374	39,377
SeAH Steel Holdings Corp.	440	61,817
Seoul Semiconductor Co. Ltd.	12,339	110,098
Shinhan Financial Group Co. Ltd., ADR(2)	71,865	1,933,168
Shinsegae, Inc.	1,433	219,774
SIMMTECH Co. Ltd.	4,921	134,628
SK Hynix, Inc.	33,157	3,048,790
SK Networks Co. Ltd.	42,816	233,404

Avantis Emerging Markets Value ETF
	Shares	Value
SK Telecom Co. Ltd., ADR	1	$20
SL Corp.	4,814	130,178
SNT Motiv Co. Ltd.	791	29,271
S-Oil Corp.	6,779	374,431
Soulbrain Co. Ltd.	70	12,032
Tongyang Life Insurance Co. Ltd.(1)	3,404	11,368
Woori Financial Group, Inc.	111,106	999,569
Woori Technology Investment Co. Ltd.(1)	820	2,169
Youngone Corp.	2,505	101,667
Youngone Holdings Co. Ltd.	1,264	71,624
Yuanta Securities Korea Co. Ltd.	17,889	34,405
		41,926,413
Taiwan — 18.1%
AcBel Polytech, Inc.	19,497	28,340
Acon Holding, Inc.(1)	9,000	2,849
Acter Group Corp. Ltd.	29,000	142,316
ADATA Technology Co. Ltd.	58,000	157,729
Advanced International Multitech Co. Ltd.	23,000	54,647
Advanced Power Electronics Corp.	2,000	5,144
Alexander Marine Co. Ltd.	4,000	52,557
Allied Circuit Co. Ltd.	2,000	8,599
Alltek Technology Corp.	10,800	11,759
Alltop Technology Co. Ltd.	1,000	5,372
Alpha Networks, Inc.	44,000	54,738
Altek Corp.	53,000	59,092
Amazing Microelectronic Corp.	161	550
Ampire Co. Ltd.	24,000	27,590
AmTRAN Technology Co. Ltd.	152,000	58,159
Anji Technology Co. Ltd.	3,059	4,118
Apex Dynamics, Inc.	3,000	21,001
Apex International Co. Ltd.	10,000	17,900
Arcadyan Technology Corp.	31,000	144,451
Ardentec Corp.	118,000	230,970
ASE Technology Holding Co. Ltd., ADR(2)	160,936	1,322,894
Asia Cement Corp.	235,000	294,370
Asia Polymer Corp.	92,000	73,004
Asia Vital Components Co. Ltd.	56,209	588,041
ASolid Technology Co. Ltd.	10,000	27,629
AUO Corp.(1)	1,348,400	752,963
Bafang Yunji International Co. Ltd.	6,000	31,669
BenQ Materials Corp.	6,000	6,695
BES Engineering Corp.	145,000	45,746
Bioteque Corp.	1,000	3,401
Brighton-Best International Taiwan, Inc.	15,000	15,530
Career Technology MFG. Co. Ltd.	100,000	71,173
Catcher Technology Co. Ltd.	106,000	599,743
Cathay Financial Holding Co. Ltd.	868,624	1,241,990
Central Reinsurance Co. Ltd.(1)	5,406	3,986
Chain Chon Industrial Co. Ltd.	35,000	14,760
Channel Well Technology Co. Ltd.	46,000	123,324
Cheng Loong Corp.	89,000	79,773

Avantis Emerging Markets Value ETF
	Shares	Value
Cheng Mei Materials Technology Corp.(1)	113,871	$42,896
Cheng Shin Rubber Industry Co. Ltd.	165,000	204,973
Chenming Electronic Technology Corp.(2)	33,000	45,744
Chia Chang Co. Ltd.	7,000	9,331
Chicony Electronics Co. Ltd.	74,000	239,946
Chicony Power Technology Co. Ltd.	22,000	80,761
China Airlines Ltd.(2)	302,000	214,047
China Bills Finance Corp.	14,000	6,439
China Container Terminal Corp.	12,000	7,822
China Development Financial Holding Corp.(1)	1,584,728	588,769
China Development Financial Holding Corp., Preference Shares(1)	59,976	12,766
China Motor Corp.	9,000	25,375
Chinese Maritime Transport Ltd.	25,000	31,567
Chin-Poon Industrial Co. Ltd.	66,000	81,296
Chipbond Technology Corp.	130,000	284,576
ChipMOS Technologies, Inc.	138,000	165,975
Chlitina Holding Ltd.	3,000	17,830
Chung-Hsin Electric & Machinery Manufacturing Corp.	104,000	370,396
Chunghwa Chemical Synthesis & Biotech Co. Ltd.	14,000	27,173
Chunghwa Precision Test Tech Co. Ltd.	4,000	64,103
Clevo Co.	40,000	39,509
CMC Magnetics Corp.	233,960	91,634
Compal Electronics, Inc.	605,000	604,060
Compeq Manufacturing Co. Ltd.	172,000	244,097
Concord Securities Co. Ltd.(1)	32,000	14,243
Continental Holdings Corp.	68,000	56,751
Contrel Technology Co. Ltd.	7,000	3,885
Coremax Corp.	6,000	13,862
Coretronic Corp.	70,000	173,402
Co-Tech Development Corp.(2)	63,000	135,762
CTBC Financial Holding Co. Ltd.	1,762,000	1,316,960
CTCI Corp.	73,000	90,349
CX Technology Co. Ltd.	2,250	2,230
DA CIN Construction Co. Ltd.	14,000	14,664
Da-Li Development Co. Ltd.	9,450	8,925
Darfon Electronics Corp.	14,000	19,138
Daxin Materials Corp.	3,000	10,562
Depo Auto Parts Ind Co. Ltd.	25,000	95,172
Dimerco Data System Corp.	13,000	42,435
Dimerco Express Corp.	28,351	68,239
Dynamic Holding Co. Ltd.	97,000	172,560
Dynapack International Technology Corp.	21,000	52,715
Elan Microelectronics Corp.	25,000	94,095
Elite Advanced Laser Corp.	9,000	11,737
Elite Material Co. Ltd.	50,000	682,985
Elitegroup Computer Systems Co. Ltd.	50,000	61,766
Emerging Display Technologies Corp.	30,000	31,813
ENNOSTAR, Inc.(1)	120,000	170,911
Eson Precision Ind Co. Ltd.	23,000	47,250
Eva Airways Corp.	562,000	554,638
Evergreen Marine Corp. Taiwan Ltd.	187,400	625,828

Avantis Emerging Markets Value ETF
	Shares	Value
Everlight Electronics Co. Ltd.	62,000	$89,240
Excelliance Mos Corp.	1,000	3,618
Excelsior Medical Co. Ltd.	26,775	74,995
Far Eastern Department Stores Ltd.	88,000	65,431
Far Eastern International Bank	401,833	145,542
Far Eastern New Century Corp.	382,000	337,210
Far EasTone Telecommunications Co. Ltd.	57,000	126,428
Farglory Land Development Co. Ltd.	47,000	81,992
Feedback Technology Corp.	8,000	22,556
First Steamship Co. Ltd.(1)	156,000	41,343
Fitipower Integrated Technology, Inc.	15,000	67,386
Fittech Co. Ltd.	4,000	8,282
FLEXium Interconnect, Inc.	60,000	170,945
Flytech Technology Co. Ltd.	12,000	25,319
Forcecon Tech Co. Ltd.	11,000	46,776
Formosa International Hotels Corp.	3,000	21,175
Formosa Optical Technology Co. Ltd.	6,000	15,483
Formosa Plastics Corp.	179,000	446,858
Formosan Union Chemical	17,000	11,251
Foxconn Technology Co. Ltd.	57,000	99,472
Foxsemicon Integrated Technology, Inc.	13,000	74,283
Franbo Lines Corp.(2)	61,630	30,341
Froch Enterprise Co. Ltd.	42,000	24,304
FSP Technology, Inc.	9,000	14,372
Fu Chun Shin Machinery Manufacture Co. Ltd.(1)	6,120	3,043
Fu Hua Innovation Co. Ltd.	17,326	16,111
Fubon Financial Holding Co. Ltd.	560,350	1,117,429
Full Wang International Development Co. Ltd.(1)	3,052	2,329
Fulltech Fiber Glass Corp.	53,039	22,119
Fusheng Precision Co. Ltd.	19,000	118,045
G Shank Enterprise Co. Ltd.	27,000	40,298
Gamania Digital Entertainment Co. Ltd.(2)	31,000	65,885
GEM Services, Inc.	1,000	2,038
Gemtek Technology Corp.	73,000	85,411
General Interface Solution Holding Ltd.	22,000	42,711
Generalplus Technology, Inc.	4,000	6,304
Genius Electronic Optical Co. Ltd.(2)	11,000	131,985
Getac Holdings Corp.	58,000	127,807
Gigabyte Technology Co. Ltd.(2)	75,000	798,936
Global Brands Manufacture Ltd.	68,760	122,356
Global Lighting Technologies, Inc.	3,000	4,871
Global PMX Co. Ltd.	9,000	37,939
Globalwafers Co. Ltd.(2)	23,000	330,305
Gold Circuit Electronics Ltd.	8,100	54,493
Goldsun Building Materials Co. Ltd.	113,000	95,193
Gordon Auto Body Parts	27,000	18,599
Gourmet Master Co. Ltd.	2,000	7,084
Grand Fortune Securities Co. Ltd.	21,600	8,640
Grand Pacific Petrochemical	24,000	12,653
Great Tree Pharmacy Co. Ltd.	1,543	17,016
Greatek Electronics, Inc.	50,000	90,900

Avantis Emerging Markets Value ETF
	Shares	Value
Group Up Industrial Co. Ltd.	10,000	$52,759
Hai Kwang Enterprise Corp.(1)	4,200	2,331
Hannstar Board Corp.	73,000	126,188
HannStar Display Corp.(1)	202,000	77,574
HannsTouch Holdings Co.(1)	44,000	13,598
Hey Song Corp.	13,000	15,776
Hitron Technology, Inc.	47,000	56,764
Ho Tung Chemical Corp.	23,000	6,186
Hocheng Corp.	55,460	36,963
Holy Stone Enterprise Co. Ltd.	10,500	32,289
Hon Hai Precision Industry Co. Ltd.	409,000	1,365,546
Hong TAI Electric Industrial	33,000	26,231
Hotai Finance Co. Ltd.	11,000	44,354
Hotel Holiday Garden	15,592	10,520
Huaku Development Co. Ltd.	32,000	89,920
Hung Sheng Construction Ltd.	73,000	43,770
IBF Financial Holdings Co. Ltd.(1)	251,607	93,921
I-Chiun Precision Industry Co. Ltd.	36,000	46,477
IEI Integration Corp.(2)	16,000	40,815
Innodisk Corp.	17,339	152,169
Innolux Corp.	1,688,078	764,667
Integrated Service Technology, Inc.	23,000	75,276
International CSRC Investment Holdings Co.	25,000	15,817
International Games System Co. Ltd.	6,000	108,164
Inventec Corp.(2)	443,000	780,411
ITE Technology, Inc.	10,000	44,889
Jarllytec Co. Ltd.	4,000	11,890
Jiin Yeeh Ding Enterprise Co. Ltd.	4,000	6,286
Jinan Acetate Chemical Co. Ltd.	5,225	152,876
Jourdeness Group Ltd.	7,000	15,155
Kaimei Electronic Corp.	29,000	58,075
Kaori Heat Treatment Co. Ltd.	7,000	67,514
Kenmec Mechanical Engineering Co. Ltd.(2)	37,000	93,738
Kerry TJ Logistics Co. Ltd.	18,000	21,492
Kindom Development Co. Ltd.	66,000	67,161
King Yuan Electronics Co. Ltd.	206,000	495,294
King's Town Bank Co. Ltd.	3,000	3,477
Kinik Co.	12,000	48,738
Kinsus Interconnect Technology Corp.(2)	43,000	142,652
KNH Enterprise Co. Ltd.	27,000	15,663
Ko Ja Cayman Co. Ltd.	10,000	14,713
KS Terminals, Inc.	19,000	43,690
Kuo Toong International Co. Ltd.	70,000	66,949
Kura Sushi Asia Co. Ltd.	4,000	17,186
Kwong Lung Enterprise Co. Ltd.	11,000	18,866
L&K Engineering Co. Ltd.	56,000	162,600
Lanner Electronics, Inc.(1)	24,000	79,660
Launch Technologies Co. Ltd.	7,000	17,613
Lealea Enterprise Co. Ltd.(1)	78,000	25,587
Lelon Electronics Corp.	5,000	9,059
Leofoo Development Co. Ltd.(1)	38,000	21,054

Avantis Emerging Markets Value ETF
	Shares	Value
Lingsen Precision Industries Ltd.	75,000	$44,818
Lotus Pharmaceutical Co. Ltd.	17,000	134,748
Macronix International Co. Ltd.	369,000	389,764
Makalot Industrial Co. Ltd.	35,000	367,151
Marketech International Corp.	18,000	77,983
Materials Analysis Technology, Inc.	8,414	80,111
Megaforce Co. Ltd.(1)	3,000	1,741
Merry Electronics Co. Ltd.	41,000	110,756
Micro-Star International Co. Ltd.	114,000	570,063
MIN AIK Technology Co. Ltd.	1,000	636
Mirle Automation Corp.	15,000	18,797
MPI Corp.	19,000	117,228
My Humble House Hospitality Management Consulting(1)	16,000	21,073
Nan Liu Enterprise Co. Ltd.	1,000	2,411
Nan Ya Plastics Corp.	459,000	952,602
Nan Ya Printed Circuit Board Corp.	20,000	151,052
Nang Kuang Pharmaceutical Co. Ltd.	11,000	18,766
Nantex Industry Co. Ltd.	25,000	28,540
Nanya Technology Corp.	193,000	402,148
Netronix, Inc.	3,000	6,450
Nichidenbo Corp.	28,000	46,634
Niching Industrial Corp.	7,715	19,797
Niko Semiconductor Co. Ltd.	5,800	8,767
Novatek Microelectronics Corp.(2)	99,000	1,237,589
Nyquest Technology Co. Ltd.	2,000	3,753
O-Bank Co. Ltd.	281,000	83,729
Orient Semiconductor Electronics Ltd.(2)	134,000	197,737
O-TA Precision Industry Co. Ltd.(2)	14,000	39,952
Pacific Hospital Supply Co. Ltd.	1,000	2,554
Pegatron Corp.	25,000	61,134
PharmaEngine, Inc.	9,000	24,507
Pou Chen Corp.	263,000	235,981
Powerchip Semiconductor Manufacturing Corp.	585,000	510,192
Powertech Technology, Inc.	130,000	406,044
Poya International Co. Ltd.	3,060	46,630
President Securities Corp.	4,000	2,453
Primax Electronics Ltd.	78,000	161,991
Prince Housing & Development Corp.	83,000	27,348
Prosperity Dielectrics Co. Ltd.	19,000	28,145
Quanta Computer, Inc.	211,000	1,672,543
Quanta Storage, Inc.	55,000	169,292
Quintain Steel Co. Ltd.	58,240	25,495
Radiant Opto-Electronics Corp.	94,000	352,288
Raydium Semiconductor Corp.	4,000	40,318
Realtek Semiconductor Corp.	41,000	535,802
Rich Development Co. Ltd.	184,000	53,275
Rodex Fasteners Corp.	11,000	14,839
Roo Hsing Co. Ltd.(1)	30,000	3,768
Sanyang Motor Co. Ltd.	104,000	242,134
Scientech Corp.	8,000	52,829
Sea & Land Integrated Corp.	3,400	2,164

Avantis Emerging Markets Value ETF
	Shares	Value
Senao Networks, Inc.(1)	3,000	$26,196
Sharehope Medicine Co. Ltd.	18,900	19,860
ShenMao Technology, Inc.	28,000	59,554
Shih Her Technologies, Inc.	2,000	4,653
Shih Wei Navigation Co. Ltd.	48,773	29,226
Shin Foong Specialty & Applied Materials Co. Ltd.	3,000	4,645
Shin Kong Financial Holding Co. Ltd.(1)(2)	1,615,000	479,658
Shin Zu Shing Co. Ltd.	28,000	72,596
Shinkong Insurance Co. Ltd.	9,000	16,218
Sigurd Microelectronics Corp.	110,000	198,956
Simplo Technology Co. Ltd.	32,000	308,610
Sincere Navigation Corp.	77,000	48,064
Sino-American Silicon Products, Inc.	24,000	117,591
Sinon Corp.	37,000	42,327
SinoPac Financial Holdings Co. Ltd.	1,595,200	856,218
Sinopower Semiconductor, Inc.	1,100	3,178
Sinyi Realty, Inc.	1,000	897
Sitronix Technology Corp.	13,000	101,762
Siward Crystal Technology Co. Ltd.	27,000	27,301
Softstar Entertainment, Inc.	2,631	5,618
Solteam, Inc.	6,399	8,683
Sunonwealth Electric Machine Industry Co. Ltd.	40,000	170,057
Sunrex Technology Corp.	17,000	23,755
Supreme Electronics Co. Ltd.	141,487	213,988
Symtek Automation Asia Co. Ltd.	9,363	31,133
Syscom Computer Engineering Co.	13,000	21,066
T3EX Global Holdings Corp.(2)	19,000	44,351
TA-I Technology Co. Ltd.	4,000	5,683
Tai Tung Communication Co. Ltd.(1)	5,000	2,869
Taichung Commercial Bank Co. Ltd.	554,339	256,443
TaiDoc Technology Corp.(1)	11,000	59,266
Taimide Tech, Inc.	2,000	2,551
Tai-Saw Technology Co. Ltd.	19,000	15,805
Taishin Financial Holding Co. Ltd.	1,943,487	1,085,047
TAI-TECH Advanced Electronics Co. Ltd.	9,000	30,467
Taiwan Business Bank	811,449	339,546
Taiwan Cogeneration Corp.	3,610	4,883
Taiwan Hon Chuan Enterprise Co. Ltd.	52,000	170,195
Taiwan Line Tek Electronic	22,660	26,101
Taiwan Navigation Co. Ltd.(2)	58,000	51,457
Taiwan Paiho Ltd.	55,000	83,016
Taiwan PCB Techvest Co. Ltd.	40,000	55,676
Taiwan Surface Mounting Technology Corp.	57,000	163,787
Taiwan Union Technology Corp.	62,000	242,642
Teco Electric & Machinery Co. Ltd.	373,000	583,764
Test Research, Inc.	6,000	11,265
Thye Ming Industrial Co. Ltd.	12,000	21,918
Ton Yi Industrial Corp.	112,000	61,147
Tong Yang Industry Co. Ltd.	41,000	87,092
Topco Scientific Co. Ltd.	26,866	145,533
Topkey Corp.	13,000	68,626

Avantis Emerging Markets Value ETF
	Shares	Value
TPK Holding Co. Ltd.	78,000	$84,770
Tripod Technology Corp.	71,000	420,511
Tsann Kuen Enterprise Co. Ltd.	28,331	35,099
TSRC Corp.	36,000	26,610
TTY Biopharm Co. Ltd.	9,000	21,379
Tung Ho Steel Enterprise Corp.	38,000	71,420
TXC Corp.	63,000	187,002
TYC Brother Industrial Co. Ltd.	41,000	44,034
UDE Corp.	2,000	3,818
U-Ming Marine Transport Corp.(2)	93,000	132,483
Unic Technology Corp.	37,000	28,774
Unimicron Technology Corp.(2)	187,000	1,082,034
Union Bank of Taiwan	269,655	122,273
Unitech Printed Circuit Board Corp.(1)	99,000	56,594
United Integrated Services Co. Ltd.	38,000	258,846
United Microelectronics Corp.(2)	1,273,000	1,817,524
United Orthopedic Corp.	18,000	38,216
Universal Cement Corp.	61,800	54,397
USI Corp.	102,000	68,017
Utechzone Co. Ltd.	3,000	6,621
Vanguard International Semiconductor Corp.	141,000	301,475
Ventec International Group Co. Ltd.	18,000	53,753
Viking Tech Corp.	11,000	18,158
Wah Lee Industrial Corp.	22,000	62,465
Walsin Lihwa Corp.	167,000	198,614
Walsin Technology Corp.	21,000	64,925
Wan Hai Lines Ltd.	21,850	31,015
Wei Chuan Foods Corp.	7,000	4,151
Weikeng Industrial Co. Ltd.	103,000	94,492
Wholetech System Hitech Ltd.	3,000	4,593
Winbond Electronics Corp.(1)	454,000	373,893
Winstek Semiconductor Co. Ltd.	14,000	36,411
Wisdom Marine Lines Co. Ltd.(2)	78,000	112,124
Wistron Corp.(2)	380,000	1,389,224
Wistron NeWeb Corp.	15,000	62,859
Wiwynn Corp.(2)	15,000	731,017
Wonderful Hi-Tech Co. Ltd.(2)	21,000	21,695
Wowprime Corp.(1)	18,000	157,049
WPG Holdings Ltd.	92,000	158,318
WT Microelectronics Co. Ltd.	8,000	17,087
Xxentria Technology Materials Corp.	15,000	35,251
Yang Ming Marine Transport Corp.(2)	238,000	315,241
Yankey Engineering Co. Ltd.	6,519	50,675
YC INOX Co. Ltd.	80,000	68,384
Yem Chio Co. Ltd.	80,000	37,806
Yen Sun Technology Corp.	17,000	23,616
Yeong Guan Energy Technology Group Co. Ltd.(1)	9,000	15,644
YFY, Inc.(2)	98,000	96,699
Yieh Phui Enterprise Co. Ltd.	98,000	46,543
Youngtek Electronics Corp.	16,000	28,604
Yuanta Financial Holding Co. Ltd.	513,387	392,830

Avantis Emerging Markets Value ETF
	Shares	Value
Yulon Finance Corp.	28,916	$161,214
Yulon Motor Co. Ltd.(2)	98,208	256,610
YungShin Global Holding Corp.	30,000	40,932
Zero One Technology Co. Ltd.	31,000	58,817
Zhen Ding Technology Holding Ltd.	90,000	272,462
Zippy Technology Corp.	5,000	7,149
Zyxel Group Corp.	70,558	104,588
		52,468,266
Thailand — 2.3%
AAPICO Hitech PCL, NVDR	24,300	24,959
Advanced Info Service PCL, NVDR	109,500	675,068
Advanced Information Technology PCL, NVDR	90,400	12,906
AEON Thana Sinsap Thailand PCL, NVDR	17,700	88,415
Amanah Leasing PCL, NVDR	10,500	809
Asia Plus Group Holdings PCL, NVDR	204,800	17,075
Bangchak Corp. PCL, NVDR	161,800	178,919
Bangkok Airways PCL, NVDR(1)	54,700	27,006
Bangkok Chain Hospital PCL, NVDR	256,500	141,269
Banpu PCL, NVDR	828,500	203,328
BCPG PCL, NVDR	244,900	71,249
BEC World PCL, NVDR	136,000	33,974
Better World Green PCL, NVDR(1)	18,800	370
BG Container Glass PCL, NVDR	13,200	3,637
Buriram Sugar PCL, NVDR	96,800	16,432
Charoen Pokphand Foods PCL, NVDR	402,900	238,142
Chularat Hospital PCL, NVDR	891,600	81,106
Dynasty Ceramic PCL, NVDR	475,500	27,148
Ekachai Medical Care PCL, NVDR	149,763	34,568
Electricity Generating PCL, NVDR	24,500	93,306
Erawan Group PCL, NVDR(1)	689,400	109,235
Esso Thailand PCL, NVDR	160,500	44,925
G J Steel PCL, NVDR(1)	2,145,100	17,767
GFPT PCL, NVDR	12,000	3,735
Gunkul Engineering PCL, NVDR	550,200	56,483
Ichitan Group PCL, NVDR	2,000	988
Indorama Ventures PCL, NVDR	171,300	141,771
Interlink Communication PCL, NVDR	11,000	2,576
Italian-Thai Development PCL, NVDR(1)	899,100	41,059
Jasmine International PCL, NVDR(1)	485,100	27,686
Jaymart Group Holdings PCL, NVDR	67,000	45,844
Karmarts PCL, NVDR	5,600	2,270
Kasikornbank PCL, NVDR	61,800	230,213
KGI Securities Thailand PCL, NVDR	214,600	28,798
Kiatnakin Phatra Bank PCL, NVDR	29,600	50,695
Krung Thai Bank PCL, NVDR	392,000	215,943
Krungthai Card PCL, NVDR	143,700	198,915
Land & Houses PCL, NVDR	213,400	50,560
Lanna Resources PCL, NVDR	57,100	27,879
Major Cineplex Group PCL, NVDR	68,200	28,229
MCS Steel PCL, NVDR	3,400	660
Mega Lifesciences PCL, NVDR	57,000	71,214

Avantis Emerging Markets Value ETF
	Shares	Value
MFEC PCL, NVDR	41,900	$8,492
Minor International PCL, NVDR	502,700	476,975
Mono Next PCL, NVDR(1)	101,600	3,075
Muangthai Capital PCL, NVDR	86,900	100,999
Origin Property PCL, NVDR	1,600	484
Plan B Media PCL, NVDR	374,288	99,907
Polyplex Thailand PCL, NVDR	11,600	4,238
Praram 9 Hospital PCL, NVDR	11,400	5,728
Precious Shipping PCL, NVDR	216,800	56,677
Premier Marketing PCL, NVDR	10,900	2,770
Prima Marine PCL, NVDR	247,700	44,880
Pruksa Holding PCL, NVDR	137,700	52,666
PTG Energy PCL, NVDR	199,800	61,033
PTT Exploration & Production PCL, NVDR	114,900	520,178
PTT PCL, NVDR	733,900	728,162
Ratchthani Leasing PCL, NVDR	230,400	22,355
Regional Container Lines PCL, NVDR	102,700	63,312
Sabina PCL, NVDR	32,400	24,507
Samart Corp. PCL, NVDR(1)	115,400	20,100
Sansiri PCL, NVDR	238,900	13,908
SC Asset Corp. PCL, NVDR	108,500	14,367
SCGJWD Logistics PCL, NVDR	300	134
Sermsang Power Corp. Co. Ltd., NVDR	16,319	3,380
Siam Global House PCL, NVDR	208,800	112,041
Siamgas & Petrochemicals PCL, NVDR	35,600	8,543
SNC Former PCL, NVDR	24,100	7,362
Somboon Advance Technology PCL, NVDR	31,700	17,190
SPCG PCL, NVDR	42,600	15,441
Sri Trang Agro-Industry PCL, NVDR	176,000	73,338
Srisawad Corp. PCL, NVDR	94,500	137,478
Srithai Superware PCL, NVDR	307,900	11,249
Srivichai Vejvivat PCL, NVDR	10,000	2,340
Super Energy Corp. PCL, NVDR(1)	1,752,000	25,511
Susco PCL, NVDR	174,300	19,814
SVI PCL, NVDR	24,300	5,511
Thai Oil PCL, NVDR	173,100	254,588
Thai Union Group PCL, NVDR	273,600	111,700
Thai Vegetable Oil PCL, NVDR	18,460	12,332
Thaifoods Group PCL, NVDR	196,900	22,155
Thanachart Capital PCL, NVDR	600	874
Thonburi Healthcare Group PCL, NVDR	13,200	24,690
Thoresen Thai Agencies PCL, NVDR	145,600	25,778
Tipco Asphalt PCL, NVDR	15,900	7,809
Tisco Financial Group PCL, NVDR	22,600	66,464
TPI Polene PCL, NVDR	640,100	27,776
TPI Polene Power PCL, NVDR	110,400	10,720
VGI PCL, NVDR	492,600	41,611
		6,737,773
Turkey — 1.0%
Akbank TAS	279,771	300,963
Albaraka Turk Katilim Bankasi AS(1)	132,928	20,080

Avantis Emerging Markets Value ETF
	Shares	Value
Dogus Otomotiv Servis ve Ticaret AS	1,850	$19,751
Dyo Boya Fabrikalari Sanayi ve Ticaret AS	427	421
GSD Holding AS	7,150	1,189
Haci Omer Sabanci Holding AS	123,426	275,968
Is Finansal Kiralama AS(1)	3,471	1,741
Is Yatirim Menkul Degerler AS	83,319	132,372
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A	14,674	13,103
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B	3,467	2,926
KOC Holding AS	67,138	356,244
Koza Anadolu Metal Madencilik Isletmeleri AS(1)	6,469	15,837
NET Holding AS(1)	29,450	21,455
Pegasus Hava Tasimaciligi AS(1)	6,924	226,511
Tekfen Holding AS	25,879	46,186
Turk Hava Yollari AO(1)	48,330	442,741
Turkcell Iletisim Hizmetleri AS, ADR(1)	23,259	122,342
Turkiye Halk Bankasi AS(1)	5,644	2,816
Turkiye Is Bankasi AS, C Shares	278,299	219,091
Turkiye Petrol Rafinerileri AS	80,471	424,696
Turkiye Sinai Kalkinma Bankasi AS(1)	150,536	40,013
Turkiye Vakiflar Bankasi TAO, D Shares(1)	129,784	65,910
Vakko Tekstil ve Hazir Giyim Sanayi Isletmeleri AS	72	225
Vestel Elektronik Sanayi ve Ticaret AS(1)	11,344	29,167
Yapi ve Kredi Bankasi AS	262,515	155,914
Yesil Yapi Endustrisi AS(1)	18,467	2,128
Zorlu Enerji Elektrik Uretim AS(1)	126,528	22,956
		2,962,746
TOTAL COMMON STOCKS (Cost $286,761,501)		288,848,735
RIGHTS†
Brazil†
Empreendimentos Pague Menos SA(1)	7,208	58
Marfrig Global Foods SA(1)	46,332	1,310
		1,368
South Korea†
CJ CGV Co. Ltd.(1)	5,776	8,609
Thailand†
Samart Corp. PCL(1)	1,154	—
TOTAL RIGHTS (Cost $8,411)		9,977
WARRANTS†
Malaysia†
PESTECH International Bhd(1)	1,700	48
Thailand†
Better World Green PCL, NVDR(1)	91,000	104
Buriram Sugar PCL, NVDR(1)	8,450	168
Kiatnakin Phatra Bank PCL, NVDR(1)	2,417	222
Kiatnakin Phatra Bank PCL, NVDR(1)	2,417	79
TEAM Consulting Engineering & Management PCL, NVDR(1)	2,388	48
		621
TOTAL WARRANTS (Cost $—)		669

Avantis Emerging Markets Value ETF
	Shares	Value
SHORT-TERM INVESTMENTS — 1.2%
Money Market Funds — 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	268,568	$268,568
State Street Navigator Securities Lending Government Money Market Portfolio(4)	3,203,570	3,203,570
TOTAL SHORT-TERM INVESTMENTS (Cost $3,472,138)		3,472,138
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $290,242,050)		292,331,519
OTHER ASSETS AND LIABILITIES — (1.1)%		(3,071,962)
TOTAL NET ASSETS — 100.0%		$289,259,557

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	22.8%
Information Technology	18.7%
Industrials	13.4%
Materials	12.7%
Consumer Discretionary	10.6%
Energy	6.1%
Communication Services	5.3%
Health Care	3.4%
Consumer Staples	3.1%
Utilities	2.3%
Real Estate	1.5%
Short-Term Investments	1.2%
Other Assets and Liabilities	(1.1)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
GDR	–	Global Depositary Receipt
NVDR	–	Non-Voting Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $14,483,238. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Securities may be subject to resale, redemption or transferability restrictions.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $16,092,238, which includes securities collateral of $12,888,668.

See Notes to Financial Statements.

AUGUST 31, 2023

Avantis International Equity ETF
	Shares	Value
COMMON STOCKS — 99.5%
Australia — 6.7%
29Metals Ltd.(1)	116,488	$65,953
Accent Group Ltd.	161,447	213,558
Adairs Ltd.(1)	77,804	73,304
Adbri Ltd.	84,224	120,129
Aeris Resources Ltd.(1)(2)	236,298	36,494
AGL Energy Ltd.	117,371	840,225
Alkane Resources Ltd.(2)	119,313	51,517
Alliance Aviation Services Ltd.(2)	12,349	25,777
Allkem Ltd.(1)(2)	78,779	711,375
ALS Ltd.	45,451	346,600
Altium Ltd.	21,903	684,494
Alumina Ltd.(2)	213,566	148,336
AMA Group Ltd.(1)(2)	2,514	195
AMP Ltd.	885,878	722,947
Ampol Ltd.	83,071	1,892,276
Ansell Ltd.	12,831	195,543
ANZ Group Holdings Ltd.	475,143	7,757,713
APA Group	412,827	2,398,150
Appen Ltd.(1)(2)	75,210	76,937
ARB Corp. Ltd.(1)	9,215	200,940
Ardent Leisure Group Ltd.(1)(2)	192,249	67,092
Aristocrat Leisure Ltd.	84,873	2,240,485
ARN Media Ltd.	31,735	17,486
ASX Ltd.	55,816	2,077,210
Atlas Arteria Ltd.	73,167	287,450
Aurelia Metals Ltd.(2)	469,362	27,478
Aurizon Holdings Ltd.	1,181,573	2,784,914
Aussie Broadband Ltd.(2)	27,366	63,088
Austal Ltd.	159,857	201,668
Australian Agricultural Co. Ltd.(2)	49,709	46,652
Australian Clinical Labs Ltd.(1)	45,120	86,159
Australian Ethical Investment Ltd.	5,040	14,659
Australian Finance Group Ltd.(1)	53,619	54,673
Baby Bunting Group Ltd.	7,563	10,755
Bank of Queensland Ltd.(1)	212,936	790,860
Bapcor Ltd.	19,795	84,936
Beach Energy Ltd.	856,020	857,378
Bega Cheese Ltd.(1)	93,796	182,257
Bendigo & Adelaide Bank Ltd.	433,233	2,653,686
BHP Group Ltd., ADR(1)	326,218	18,754,273
BlueScope Steel Ltd.	260,964	3,528,113
Boral Ltd.(2)	33,256	101,211
Brambles Ltd.	447,172	4,330,401
Bravura Solutions Ltd.	46,478	23,163
Brickworks Ltd.	13,720	242,200
Capricorn Metals Ltd.(2)	111,000	325,351
carsales.com Ltd.	31,523	586,275
Cedar Woods Properties Ltd.	11,527	40,016

Avantis International Equity ETF
	Shares	Value
Cettire Ltd.(2)	58,942	$103,938
Challenger Ltd.	457,536	2,005,514
Champion Iron Ltd.	91,091	355,014
Cleanaway Waste Management Ltd.	262,221	443,780
Clinuvel Pharmaceuticals Ltd.	7,643	94,975
Cochlear Ltd.	4,106	720,703
Codan Ltd.	17,885	90,803
Coles Group Ltd.	274,153	2,884,508
Collins Foods Ltd.	25,890	165,501
Commonwealth Bank of Australia	163,987	10,802,986
Computershare Ltd.	34,111	554,540
Cooper Energy Ltd.(2)	433,598	33,673
Coronado Global Resources, Inc.	264,914	269,092
Costa Group Holdings Ltd.	160,879	296,021
Credit Corp. Group Ltd.(1)	17,008	234,427
CSL Ltd.	35,665	6,298,400
CSR Ltd.	83,413	317,006
Data#3 Ltd.	8,013	38,355
Deterra Royalties Ltd.	102,294	293,049
Domino's Pizza Enterprises Ltd.	7,292	254,151
Eagers Automotive Ltd.(1)	32,051	330,724
Elders Ltd.	18,611	77,354
Emeco Holdings Ltd.	118,990	50,721
Emerald Resources NL(2)	40,161	61,484
Endeavour Group Ltd.	630,034	2,240,793
Evolution Mining Ltd.	688,104	1,642,764
EVT Ltd.	35,690	281,233
FleetPartners Group Ltd.(2)	87,535	166,188
Fortescue Metals Group Ltd.	405,738	5,585,952
Genesis Minerals Ltd.(1)(2)	40,390	41,778
Gold Road Resources Ltd.	310,060	353,491
GrainCorp Ltd., A Shares	110,478	520,340
Grange Resources Ltd.	240,025	70,439
GUD Holdings Ltd.	8,330	65,173
Hansen Technologies Ltd.	31,300	110,959
Harvey Norman Holdings Ltd.(1)	219,202	571,782
Healius Ltd.	13,318	24,112
Helia Group Ltd.	149,328	374,383
Humm Group Ltd.	52,623	14,818
IDP Education Ltd.	21,939	348,915
IGO Ltd.	283,351	2,528,704
Iluka Resources Ltd.	390,106	2,137,216
Imdex Ltd.	65,494	68,604
Incitec Pivot Ltd.	311,143	587,498
Infomedia Ltd.	77,563	84,334
Inghams Group Ltd.	124,452	279,703
Insignia Financial Ltd.(1)	21,881	36,609
Insurance Australia Group Ltd.	256,011	960,813
InvoCare Ltd.(1)	27,025	219,202
IPH Ltd.	22,277	109,601
IRESS Ltd.	15,028	62,057

Avantis International Equity ETF
	Shares	Value
James Hardie Industries PLC(2)	123,370	$3,708,163
JB Hi-Fi Ltd.(1)	39,205	1,156,430
Johns Lyng Group Ltd.	61,301	253,584
Judo Capital Holdings Ltd.(2)	155,512	92,347
Jumbo Interactive Ltd.	24,175	239,142
Jupiter Mines Ltd.	132,283	17,506
Karoon Energy Ltd.(2)	299,606	462,985
Kelsian Group Ltd.	37,278	151,946
Kogan.com Ltd.(1)(2)	14,396	50,404
Lendlease Corp. Ltd.	193,182	972,772
Leo Lithium Ltd.(2)	415,008	306,551
Lifestyle Communities Ltd.(1)	11,856	132,922
Lindsay Australia Ltd.(1)	62,059	47,889
Link Administration Holdings Ltd.	155,347	134,295
Lovisa Holdings Ltd.	21,918	316,250
Lynas Rare Earths Ltd.(2)	100,235	462,324
Macmahon Holdings Ltd.	38,005	3,921
Macquarie Group Ltd.	27,092	3,097,441
Magellan Financial Group Ltd.(1)	35,872	206,886
Mayne Pharma Group Ltd.	33,160	78,737
McMillan Shakespeare Ltd.	37,564	432,408
Medibank Pvt Ltd.	1,199,179	2,836,896
Mesoblast Ltd.(1)(2)	194,310	62,704
Metals X Ltd.(1)(2)	232,433	43,366
Metcash Ltd.	1,176,646	2,837,351
Mineral Resources Ltd.	57,877	2,656,670
Monadelphous Group Ltd.	33,742	318,831
Mount Gibson Iron Ltd.(2)	191,102	55,465
Myer Holdings Ltd.	457,997	198,223
MyState Ltd.	2,727	5,793
National Australia Bank Ltd.	408,818	7,618,924
Netwealth Group Ltd.	16,845	162,800
New Energy Solar Ltd.(2)	53,649	2,190
New Hope Corp. Ltd.	410,375	1,488,559
Newcrest Mining Ltd. (Sydney)	133,427	2,223,780
NEXTDC Ltd.(2)	54,590	477,118
nib holdings Ltd.	109,904	590,697
Nick Scali Ltd.	41,915	338,553
Nickel Industries Ltd.	72,721	37,147
Nine Entertainment Co. Holdings Ltd.	274,747	364,474
Northern Star Resources Ltd.	419,694	3,215,753
NRW Holdings Ltd.	269,839	475,571
Nufarm Ltd.	201,724	674,493
Nuix Ltd.(2)	36,586	35,343
OFX Group Ltd.(2)	51,542	57,496
Omni Bridgeway Ltd.(2)	49,909	67,685
oOh!media Ltd.	132,045	124,377
Orica Ltd.	245,402	2,486,126
Origin Energy Ltd.	307,698	1,730,358
Orora Ltd.	185,472	423,022
Pacific Current Group Ltd.	6,132	44,019

Avantis International Equity ETF
	Shares	Value
Peet Ltd.	34,647	$27,168
Perenti Ltd.(1)(2)	409,400	280,462
Perpetual Ltd.	25,008	339,549
Perseus Mining Ltd.	867,580	1,051,688
PEXA Group Ltd.(2)	12,251	90,983
Pilbara Minerals Ltd.(1)	317,946	953,208
Platinum Asset Management Ltd.	224,982	207,728
Premier Investments Ltd.	37,064	613,767
Pro Medicus Ltd.(1)	6,822	322,974
PWR Holdings Ltd.	17,807	124,695
Qantas Airways Ltd.(2)	157,765	601,023
QBE Insurance Group Ltd.	228,437	2,203,476
Qube Holdings Ltd.	174,401	345,347
Ramelius Resources Ltd.	518,331	458,621
Ramsay Health Care Ltd.	17,388	577,004
REA Group Ltd.	2,692	287,015
Red 5 Ltd.(2)	48,983	7,734
Reece Ltd.	10,069	132,460
Regis Resources Ltd.(2)	938,494	975,492
Reliance Worldwide Corp. Ltd.	72,826	196,113
Resolute Mining Ltd.(1)(2)	719,505	171,852
Ridley Corp. Ltd.	48,842	68,196
Rio Tinto Ltd.	54,966	3,980,990
Sandfire Resources Ltd.(2)	402,052	1,723,037
Santos Ltd.	1,170,216	5,790,268
SEEK Ltd.	25,629	382,633
Select Harvests Ltd.(1)	17,604	47,763
Servcorp Ltd.	9,505	18,474
Seven Group Holdings Ltd.	15,447	278,531
Seven West Media Ltd.(1)(2)	326,689	63,450
Sierra Rutile Holdings Ltd.(2)	26,779	3,289
Sigma Healthcare Ltd.	629,369	325,857
Silver Lake Resources Ltd.(2)	529,661	335,311
Sims Ltd.	57,483	566,358
SmartGroup Corp. Ltd.	27,872	154,879
Solvar Ltd.(1)	24,619	20,456
Sonic Healthcare Ltd.	117,450	2,441,102
South32 Ltd.	1,401,048	3,054,981
Southern Cross Media Group Ltd.	67,219	33,646
St. Barbara Ltd.(2)	161,132	20,864
Star Entertainment Group Ltd. (Sydney)(2)	486,382	313,616
Steadfast Group Ltd.	25,669	93,452
Suncorp Group Ltd.	315,261	2,765,185
Super Retail Group Ltd.	112,501	941,865
Symbio Holdings Ltd.	38	61
Syrah Resources Ltd.(1)(2)	67,553	25,177
Technology One Ltd.	93,526	930,332
Telstra Group Ltd.	931,108	2,415,402
Transurban Group	227,601	1,948,670
Treasury Wine Estates Ltd.	239,049	1,800,243
United Malt Group Ltd.(2)	62,862	200,363

Avantis International Equity ETF
	Shares	Value
Ventia Services Group Pty Ltd.	23,158	$40,726
Viva Energy Group Ltd.	259,476	522,747
Washington H Soul Pattinson & Co. Ltd.	68,979	1,469,515
Webjet Ltd.(2)	70,301	316,239
Wesfarmers Ltd.	130,619	4,546,116
West African Resources Ltd.(2)	1,304,396	717,434
Westgold Resources Ltd.(2)	214,951	223,911
Westpac Banking Corp.	460,450	6,514,180
Whitehaven Coal Ltd.	607,342	2,377,940
WiseTech Global Ltd.	8,625	386,907
Woodside Energy Group Ltd.	134,924	3,220,937
Woodside Energy Group Ltd., ADR(1)	59,682	1,425,206
Woolworths Group Ltd.	205,981	5,075,966
Worley Ltd.	45,822	515,223
Xero Ltd.(2)	8,180	662,119
		216,013,195
Austria — 0.3%
ANDRITZ AG	6,002	318,827
AT&S Austria Technologie & Systemtechnik AG	7,724	275,196
BAWAG Group AG	5,496	258,932
CA Immobilien Anlagen AG	677	22,452
DO & CO. AG	1,223	142,364
Erste Group Bank AG	43,646	1,557,021
EVN AG	11,701	289,665
FACC AG(2)	162	1,106
Immofinanz AG(2)	10,076	194,139
Lenzing AG(2)	1,750	83,012
Oesterreichische Post AG	4,953	170,573
OMV AG	17,715	820,346
POLYTEC Holding AG	3,258	15,719
Porr Ag	4,004	52,310
Raiffeisen Bank International AG(2)	24,774	355,581
Semperit AG Holding	3,502	83,580
Telekom Austria AG	23,245	174,368
UNIQA Insurance Group AG	22,170	178,476
Verbund AG	23,732	1,942,209
Vienna Insurance Group AG Wiener Versicherung Gruppe	6,986	187,278
voestalpine AG	27,324	798,387
Wienerberger AG	9,946	273,778
		8,195,319
Belgium — 0.9%
Ackermans & van Haaren NV	9,432	1,484,631
Ageas SA	60,354	2,400,295
AGFA-Gevaert NV(2)	25,959	59,254
Anheuser-Busch InBev SA, ADR(1)	58,138	3,307,471
Argenx SE, ADR(2)	3,205	1,610,480
Atenor	123	2,554
Bekaert SA	13,173	624,618
bpost SA	58,448	275,157
Cie d'Entreprises CFE	1,744	15,252
Deceuninck NV	12,057	30,039

Avantis International Equity ETF
	Shares	Value
Deme Group NV	3,132	$366,443
D'ieteren Group	3,617	590,743
Econocom Group SA	1,152	3,479
Elia Group SA	3,183	366,982
Etablissements Franz Colruyt NV	10,222	389,813
Euronav NV	164,102	2,858,090
Fagron	30,319	540,912
Galapagos NV, ADR(1)(2)	11,235	425,694
Gimv NV	6,351	291,722
Greenyard NV(2)	2,093	14,301
Immobel SA(1)	61	2,217
Ion Beam Applications	4,505	59,299
KBC Ancora	21,043	932,890
KBC Group NV	51,106	3,353,069
Kinepolis Group NV	6,191	294,060
Melexis NV	5,706	538,083
Ontex Group NV(2)	20,029	162,068
Proximus SADP	34,268	258,998
Recticel SA(1)	2,881	31,622
Shurgard Self Storage Ltd.	4,319	198,307
Solvay SA	22,513	2,606,951
Tessenderlo Group SA	5,098	158,069
UCB SA	33,266	2,983,862
Umicore SA	69,036	1,829,334
VGP NV	1,892	197,524
		29,264,283
Canada — 10.4%
5N Plus, Inc.(2)	16,500	42,984
ADENTRA, Inc.(1)	6,700	167,054
Advantage Energy Ltd.(2)	136,574	973,363
Aecon Group, Inc.(1)	47,051	398,360
AG Growth International, Inc.	4,704	205,504
AGF Management Ltd., Class B	16,000	94,139
Agnico Eagle Mines Ltd.	126,143	6,125,105
Aimia, Inc.(1)(2)	8,705	20,873
Air Canada(2)	16,298	275,252
Alamos Gold, Inc., Class A	122,641	1,577,487
Alaris Equity Partners Income	2,635	29,739
Algonquin Power & Utilities Corp.(1)	68,126	515,785
Alimentation Couche-Tard, Inc.	108,027	5,649,192
AltaGas Ltd.(1)	36,191	707,642
Altius Minerals Corp.(1)	3,861	62,978
Amerigo Resources Ltd.	28,700	30,374
Andlauer Healthcare Group, Inc.	2,100	68,384
ARC Resources Ltd.	248,463	3,789,833
Argonaut Gold, Inc.(2)	54,995	29,305
Aris Mining Corp.(2)	27,668	64,297
Atco Ltd., Class I	23,306	643,364
Athabasca Oil Corp.(2)	258,593	717,676
Atrium Mortgage Investment Corp.(1)	5,535	45,142
ATS Corp.(2)	18,534	831,506

Avantis International Equity ETF
	Shares	Value
Aurinia Pharmaceuticals, Inc.(2)	24,807	$224,999
AutoCanada, Inc.(1)(2)	4,200	83,583
B2Gold Corp.	813,870	2,505,698
Badger Infrastructure Solution	6,620	173,878
Ballard Power Systems, Inc.(1)(2)	24,100	101,487
Bank of Montreal	94,536	8,141,766
Bank of Nova Scotia	140,871	6,684,909
Barrick Gold Corp., (Toronto)	289,935	4,699,213
Bausch Health Cos., Inc.(2)	23,716	197,984
Baytex Energy Corp.(2)	357,377	1,454,687
BCE, Inc.	3,817	161,697
Birchcliff Energy Ltd.(1)	476,141	2,942,405
Bird Construction, Inc.	10,205	82,549
Bitfarms Ltd.(1)(2)	63,400	86,335
BlackBerry Ltd.(2)	72,100	402,334
Bombardier, Inc., Class B(2)	7,563	308,520
Bonterra Energy Corp.(2)	6,800	36,687
Boralex, Inc., A Shares	24,972	605,819
Boston Pizza Royalties Income Fund	1,000	11,989
Boyd Group Services, Inc.	5,000	901,754
Brookfield Asset Management Ltd., Class A	43,803	1,513,589
Brookfield Corp.(1)	44,293	1,511,836
Brookfield Infrastructure Corp., A Shares	19,396	753,906
Brookfield Infrastructure Corp., Class A	1,005	39,044
Brookfield Reinsurance Ltd.(2)	3,000	103,908
Brookfield Renewable Corp., Class A	2,200	61,415
BRP, Inc.	861	65,843
CAE, Inc.(2)	31,069	749,363
Calian Group Ltd.(1)	2,100	82,169
Calibre Mining Corp.(2)	20,300	23,737
Cameco Corp.	38,334	1,418,517
Canacol Energy Ltd.(1)	5,400	45,959
Canada Goose Holdings, Inc.(1)(2)	12,400	195,287
Canadian Imperial Bank of Commerce(1)	122,111	4,838,531
Canadian National Railway Co.	75,322	8,484,316
Canadian Natural Resources Ltd.	209,350	13,544,536
Canadian Pacific Kansas City Ltd.	53,451	4,243,009
Canadian Tire Corp. Ltd., Class A	6,076	720,828
Canadian Utilities Ltd., A Shares	24,633	583,739
Canadian Western Bank	49,977	972,391
Canfor Corp.(2)	18,575	285,663
Canfor Pulp Products, Inc.(2)	1,114	1,665
Capital Power Corp.	43,255	1,301,940
Capstone Copper Corp.(2)	122,223	568,963
Cardinal Energy Ltd.(1)	52,098	278,380
Cargojet, Inc.	2,224	158,159
Cascades, Inc.(1)	13,743	129,273
CCL Industries, Inc., Class B	9,516	425,304
Celestica, Inc.(2)	54,453	1,269,442
Cenovus Energy, Inc.	315,339	6,287,176
Centerra Gold, Inc.	374,256	2,246,312

Avantis International Equity ETF
	Shares	Value
CES Energy Solutions Corp.	58,500	$159,325
CGI, Inc.(2)	21,239	2,214,754
China Gold International Resources Corp. Ltd.	43,700	182,730
Chorus Aviation, Inc.(1)(2)	37,746	75,146
CI Financial Corp.	30,310	388,969
Cogeco Communications, Inc.	4,400	217,200
Colliers International Group, Inc.	6,900	797,187
Computer Modelling Group Ltd.	6,000	38,544
Constellation Software, Inc.	1,886	3,873,977
Corus Entertainment, Inc., B Shares(1)	63,973	64,390
Crescent Point Energy Corp.	343,955	2,830,654
Crew Energy, Inc.(1)(2)	55,320	259,978
Definity Financial Corp.	6,600	181,607
Descartes Systems Group, Inc.(2)	8,700	652,307
Dollarama, Inc.	40,332	2,615,073
Doman Building Materials Group Ltd.	41,300	237,493
Dorel Industries, Inc., Class B(1)(2)	8,200	35,927
DREAM Unlimited Corp., Class A(1)	3,222	50,672
Dundee Precious Metals, Inc.	41,236	266,117
Dye & Durham Ltd.	11,400	152,202
Eldorado Gold Corp. (Toronto)(2)	140,090	1,338,486
Element Fleet Management Corp.	152,396	2,342,558
Emera, Inc.	52,714	1,975,995
Empire Co. Ltd., Class A	38,364	999,417
Enbridge, Inc.	134,477	4,721,425
Enerflex Ltd.	47,046	290,382
Enerplus Corp.	86,288	1,475,811
Enghouse Systems Ltd.	10,135	229,898
Ensign Energy Services, Inc.(1)(2)	42,500	96,877
EQB, Inc.	12,600	725,395
Equinox Gold Corp.(1)(2)	32,087	161,717
ERO Copper Corp.(2)	38,150	789,145
Evertz Technologies Ltd.	2,936	27,769
Exchange Income Corp.(1)	4,700	168,319
Fairfax Financial Holdings Ltd.	3,712	3,061,109
Fiera Capital Corp.(1)	10,053	44,789
Finning International, Inc.	24,278	762,371
Firm Capital Mortgage Investment Corp.(1)	4,935	39,226
First Majestic Silver Corp.(1)	60,500	371,185
First National Financial Corp.	2,786	77,114
First Quantum Minerals Ltd.	234,136	6,290,066
FirstService Corp.	1,000	151,221
Fortis, Inc.(1)	102,672	4,026,487
Fortuna Silver Mines, Inc.(1)(2)	159,779	496,649
Franco-Nevada Corp.	6,292	906,454
Freehold Royalties Ltd.(1)	36,190	385,148
Frontera Energy Corp.(2)	24,368	187,196
Galiano Gold, Inc.(1)(2)	36,800	23,422
Gear Energy Ltd.(1)	54,000	33,570
George Weston Ltd.	7,512	833,091
GFL Environmental, Inc.	9,377	303,892

Avantis International Equity ETF
	Shares	Value
Gibson Energy, Inc.	18,289	$275,039
Gildan Activewear, Inc.	50,519	1,506,746
goeasy Ltd.	5,335	498,518
GoGold Resources, Inc.(2)	64,100	70,210
Great-West Lifeco, Inc.(1)	76,458	2,197,206
Headwater Exploration, Inc.	142,566	756,511
Heroux-Devtek, Inc.(1)(2)	4,400	51,679
High Liner Foods, Inc.(1)	5,446	47,761
HLS Therapeutics, Inc.	88	303
Home Capital Group, Inc.	16,122	528,093
Hudbay Minerals, Inc.(1)	115,050	572,185
Hut 8 Mining Corp.(1)(2)	107,900	263,521
Hydro One Ltd.(1)	63,559	1,652,007
i-80 Gold Corp.(2)	7,800	15,528
iA Financial Corp., Inc.	25,507	1,600,228
IAMGOLD Corp.(2)	251,098	622,542
IGM Financial, Inc.(1)	4,421	126,034
Imperial Oil Ltd.(1)	33,968	1,928,926
InPlay Oil Corp.	14,500	28,223
Intact Financial Corp.	12,242	1,725,948
Interfor Corp.(2)	150,935	2,546,861
International Petroleum Corp.(2)	37,188	348,706
Ivanhoe Mines Ltd., Class A(2)	17,544	156,068
Karora Resources, Inc.(2)	1,550	5,392
K-Bro Linen, Inc.(1)	800	20,716
Kelt Exploration Ltd.(2)	92,660	481,404
Keyera Corp.(1)	66,664	1,646,865
Kinross Gold Corp.	619,340	3,144,370
Kiwetinohk Energy Corp.(1)(2)	2,000	18,857
Knight Therapeutics, Inc.(1)(2)	20,346	68,814
Labrador Iron Ore Royalty Corp.	12,624	293,458
Lassonde Industries, Inc., Class A	400	39,121
Laurentian Bank of Canada	28,075	763,585
Lightspeed Commerce, Inc.(1)(2)	13,000	212,241
Linamar Corp.	18,964	995,217
Loblaw Cos. Ltd.	20,494	1,779,574
Logan Energy Corp.(2)	106,056	81,630
Lumine Group, Inc.(2)	5,658	96,394
Lundin Gold, Inc.	20,579	246,729
Lundin Mining Corp.	282,512	2,191,182
Magna International, Inc.	128,192	7,540,483
Major Drilling Group International, Inc.(2)	6,258	40,294
Manulife Financial Corp.	380,097	7,026,956
Maple Leaf Foods, Inc.	20,400	439,192
Martinrea International, Inc.	44,240	447,246
MCAN Mortgage Corp.	4,620	55,562
MDA Ltd.(2)	6,400	48,976
Medical Facilities Corp.	500	3,460
MEG Energy Corp.(2)	170,991	3,058,653
Methanex Corp.	18,580	790,668
Metro, Inc.	53,287	2,746,379

Avantis International Equity ETF
	Shares	Value
Morguard Corp.	200	$15,194
MTY Food Group, Inc.(1)	4,361	213,370
Mullen Group Ltd.	57,971	613,518
National Bank of Canada	87,480	6,096,797
Neo Performance Materials, Inc.(1)	1,800	12,269
New Gold, Inc.(2)	203,910	215,802
North American Construction Group Ltd.	7,735	191,486
North West Co., Inc.	10,640	240,172
Northland Power, Inc.	132,402	2,503,605
Novagold Resources, Inc.(2)	28	115
Nutrien Ltd.	95,594	6,055,277
NuVista Energy Ltd.(2)	99,780	915,684
Obsidian Energy Ltd.(1)(2)	20,900	147,872
OceanaGold Corp.	338,287	731,052
Onex Corp.	16,473	1,017,859
Open Text Corp.	73,431	2,959,087
Osisko Gold Royalties Ltd. (Toronto)	14,023	187,430
Osisko Mining, Inc.(2)	64,000	133,570
Pan American Silver Corp.(1)	237,167	3,921,189
Paramount Resources Ltd., A Shares	11,250	260,602
Parex Resources, Inc.	83,435	1,578,917
Parkland Corp.	45,355	1,200,001
Pason Systems, Inc.	19,735	203,017
Pembina Pipeline Corp.	89,449	2,780,386
Pet Valu Holdings Ltd.(1)	1,700	31,516
Peyto Exploration & Development Corp.(1)	114,788	1,066,156
Pine Cliff Energy Ltd.(1)	77,100	81,596
Pipestone Energy Corp.	23,900	40,329
Pizza Pizza Royalty Corp.	9,100	98,664
Polaris Renewable Energy, Inc.(1)	5,700	60,957
Power Corp. of Canada	42,726	1,166,807
PrairieSky Royalty Ltd.	32,365	619,179
Precision Drilling Corp.(1)(2)	9,289	612,736
Premium Brands Holdings Corp.	1,500	115,320
Primo Water Corp.	16,635	253,859
Profound Medical Corp.(1)(2)	400	3,564
Quebecor, Inc., Class B	22,474	513,782
RB Global, Inc.(1)	41,592	2,572,104
Real Matters, Inc.(1)(2)	18,488	93,453
Restaurant Brands International, Inc.	24,828	1,724,473
Richelieu Hardware Ltd.(1)	12	385
Rogers Communications, Inc., Class B	47,185	1,919,597
Royal Bank of Canada	115,387	10,396,102
Russel Metals, Inc.	38,541	1,146,361
Sandstorm Gold Ltd.(1)	50,671	279,756
Saputo, Inc.(1)	38,979	842,641
Savaria Corp.(1)	5,300	63,151
Secure Energy Services, Inc.	67,700	374,775
ShawCor Ltd.(2)	29,600	408,117
Shopify, Inc., Class A(2)	40,041	2,663,770
Sierra Metals, Inc.(1)(2)	5,095	1,395

Avantis International Equity ETF
	Shares	Value
Silvercorp Metals, Inc.(1)	85,055	$221,576
Sleep Country Canada Holdings, Inc.(1)	8,786	160,869
Softchoice Corp.(1)	5,200	64,192
Spartan Delta Corp.(1)	53,028	165,614
Spin Master Corp., VTG Shares	12,600	335,235
SSR Mining, Inc.(1)	57,066	846,361
Stantec, Inc.	21,279	1,421,435
Stelco Holdings, Inc.	10,106	289,448
Stella-Jones, Inc.	12,423	603,038
STEP Energy Services Ltd.(2)	7,400	21,633
StorageVault Canada, Inc.(1)	31,400	106,433
Sun Life Financial, Inc.	84,193	4,106,839
Suncor Energy, Inc.(1)	312,039	10,569,882
SunOpta, Inc.(1)(2)	17,800	78,382
Surge Energy, Inc.(1)	22,000	135,139
Tamarack Valley Energy Ltd.(1)	244,407	660,217
Taseko Mines Ltd.(1)(2)	73,100	104,954
TC Energy Corp.(1)	102,151	3,689,290
Teck Resources Ltd., Class B	149,453	6,180,753
TELUS Corp.(2)	4,948	86,898
TELUS Corp. (Toronto)	89,905	1,578,927
TFI International, Inc.	19,853	2,705,250
Thomson Reuters Corp.	5,754	740,925
Tidewater Midstream & Infrastructure Ltd.(1)	58,530	46,782
Timbercreek Financial Corp.(1)	22,546	121,307
TMX Group Ltd.	10,890	240,979
Topaz Energy Corp.	26,100	419,547
Torex Gold Resources, Inc.(2)	19,816	228,928
Toromont Industries Ltd.	14,888	1,221,274
Toronto-Dominion Bank	153,098	9,338,615
Total Energy Services, Inc.	4,100	28,523
Tourmaline Oil Corp.	100,488	5,153,059
TransAlta Corp.	51,202	491,482
TransAlta Renewables, Inc.	11,135	108,367
Transcontinental, Inc., Class A	13,335	130,567
Trican Well Service Ltd.	120,719	427,055
Tricon Residential, Inc. (Toronto)(1)	88,967	754,560
Vermilion Energy, Inc.	129,652	1,888,359
VersaBank	1,000	8,511
Victoria Gold Corp.(2)	4,900	24,805
Viemed Healthcare, Inc.(1)(2)	5,446	43,529
Wajax Corp.	5,600	116,542
Wesdome Gold Mines Ltd.(2)	30,225	189,018
West Fraser Timber Co. Ltd.	58,950	4,456,152
Western Forest Products, Inc.(1)	81,042	56,379
Westshore Terminals Investment Corp.(1)	11,310	243,493
Wheaton Precious Metals Corp.	27,410	1,195,638
Whitecap Resources, Inc.(1)	413,080	3,378,134
WildBrain Ltd.(1)(2)	1,700	2,277
Winpak Ltd.	5,100	150,788
WSP Global, Inc.	8,560	1,198,983
		332,092,287

Avantis International Equity ETF
	Shares	Value
China†
KRP Development Holdings Ltd.(2)	24,000	$3,035
Denmark — 2.8%
Alm Brand A/S	1,202,583	1,987,621
AP Moller - Maersk A/S, A Shares	1,224	2,187,384
AP Moller - Maersk A/S, B Shares	2,063	3,745,095
Bang & Olufsen A/S(2)	24,799	32,553
Bavarian Nordic A/S(2)	9,887	219,480
Carlsberg AS, B Shares	6,029	871,781
cBrain A/S	1,716	44,528
Chemometec A/S(2)	3,155	193,093
Chr Hansen Holding A/S	1,962	127,931
Coloplast A/S, B Shares	11,706	1,333,262
D/S Norden A/S	41,299	1,982,000
Danske Andelskassers Bank A/S	9,479	13,918
Danske Bank A/S	168,051	3,772,129
Demant A/S(2)	12,205	498,259
Dfds A/S	26,463	884,918
DSV A/S	13,507	2,564,974
FLSmidth & Co. A/S	24	1,095
Genmab A/S, ADR(2)	86,975	3,330,273
GN Store Nord AS(2)	3,673	75,011
H Lundbeck A/S	47,040	238,289
H Lundbeck A/S, A Shares	11,760	52,455
H+H International A/S, B Shares(2)	4,897	50,632
ISS A/S	6,692	118,786
Jyske Bank A/S(2)	25,969	1,846,751
Nilfisk Holding A/S(2)	5,872	114,866
NKT A/S(2)	38,503	2,083,715
NNIT A/S(2)	133	1,564
Novo Nordisk A/S, ADR	227,349	42,200,521
Novozymes A/S, B Shares	53,825	2,329,857
NTG Nordic Transport Group A/S(2)	1,203	65,904
Orsted AS	33,257	2,133,592
Pandora A/S	29,892	3,095,564
Per Aarsleff Holding A/S	10,120	488,977
Ringkjoebing Landbobank A/S	6,381	944,523
ROCKWOOL A/S, B Shares	868	221,531
Royal Unibrew A/S	11,312	991,995
Schouw & Co. A/S	1,181	86,687
SimCorp A/S	3,756	399,360
Solar A/S, B Shares	1,529	103,577
Spar Nord Bank A/S	19,401	292,780
Sparekassen Sjaelland-Fyn A/S	2,040	55,165
Sydbank AS	14,883	699,048
Topdanmark AS	6,860	324,652
TORM PLC, Class A	22,286	547,768
Trifork Holding AG	885	17,066
Tryg A/S	40,661	775,783
Vestas Wind Systems A/S(2)	209,272	4,835,251
		88,981,964

Avantis International Equity ETF
	Shares	Value
Finland — 0.8%
Aktia Bank Oyj	8,317	$85,610
Alandsbanken Abp, B Shares	230	8,155
Atria Oyj	267	2,823
CapMan Oyj, B Shares	4,376	12,266
Cargotec Oyj, B Shares	12,391	581,664
Caverion Oyj	8,415	79,413
Citycon Oyj(2)	15,919	97,795
Elisa Oyj	18,575	911,866
Finnair Oyj(2)	176,734	98,806
Fortum Oyj	32,673	438,620
Harvia Oyj	2,006	49,902
Huhtamaki Oyj(1)	8,980	308,461
Kemira Oyj	30,847	488,249
Kesko Oyj, B Shares	135,239	2,639,906
Kojamo Oyj	17,923	178,636
Kone Oyj, B Shares	46,683	2,123,573
Konecranes Oyj	8,733	301,439
Marimekko Oyj	10,431	126,080
Metsa Board Oyj, Class B(1)	68,781	549,340
Metso Oyj	65,091	747,605
Musti Group Oyj(2)	2,461	54,530
Neste Oyj	24,519	896,980
Nokia Oyj, ADR(1)	638,401	2,547,220
Nokian Renkaat Oyj	38,098	330,057
Oma Saastopankki Oyj	1,110	25,423
Orion Oyj, Class B	40,382	1,650,431
Outokumpu Oyj	138,469	645,105
Puuilo Oyj	10,225	82,431
QT Group Oyj(2)	3,111	198,527
Revenio Group Oyj	3,344	85,495
Sampo Oyj, A Shares	64,115	2,814,267
Sanoma Oyj	5,288	40,702
Stora Enso Oyj, R Shares	203,204	2,584,260
Suominen Oyj(1)	1,851	5,610
Taaleri Oyj	3,323	34,679
Talenom Oyj(1)	3,448	21,986
TietoEVRY Oyj	759	18,558
Tokmanni Group Corp.	9,938	147,157
UPM-Kymmene Oyj	82,632	2,827,876
Uponor Oyj	20,422	644,904
Valmet Oyj(1)	29,073	739,283
Wartsila Oyj Abp	53,628	680,587
YIT Oyj(1)	63,740	155,457
		27,061,734
France — 10.0%
ABC arbitrage	5,497	36,356
Accor SA	13,536	484,092
Aeroports de Paris	11,232	1,478,217
Air France-KLM(2)	12,469	189,696
Air Liquide SA	51,177	9,246,465

Avantis International Equity ETF
	Shares	Value
Airbus SE	73,055	$10,688,459
AKWEL	1,895	30,259
ALD SA	45,594	440,756
Alstom SA	27,502	758,407
Alten SA	15,933	2,263,528
Amundi SA	10,419	620,186
APERAM SA	12,498	353,621
ArcelorMittal SA, NY Shares(1)	172,761	4,597,170
Arkema SA	27,391	2,862,334
Atos SE(1)(2)	28,357	237,664
AXA SA	342,588	10,293,019
Believe SA(2)	389	3,948
Beneteau SA	7,722	117,407
Bigben Interactive(2)	1,821	8,425
BioMerieux	24,601	2,540,785
Biosynex(2)	683	7,817
BNP Paribas SA	178,930	11,570,982
Bollore SE	101,866	602,570
Bonduelle SCA(1)	2,923	34,820
Bouygues SA	90,014	3,108,178
Bureau Veritas SA	82,456	2,208,841
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	269	5,498
Caisse Regionale de Credit Agricole Mutuel Nord de France	123	1,867
Capgemini SE	13,467	2,513,229
Carrefour SA	214,446	4,098,861
Catana Group	10,415	82,337
Cellectis SA, ADR(2)	48	98
Cie de Saint-Gobain	148,849	9,682,945
Cie des Alpes	11,284	159,185
Cie Generale des Etablissements Michelin SCA	225,377	7,051,138
Cie Plastic Omnium SA	38,646	677,955
Claranova SE(2)	434	842
Clariane SE(1)	20,254	136,925
Coface SA	54,633	731,352
Credit Agricole SA	260,542	3,284,204
Danone SA	45,788	2,669,110
Dassault Aviation SA	14,038	2,756,502
Dassault Systemes SE	49,224	1,950,772
Derichebourg SA	63,406	346,133
Edenred	13,688	872,245
Eiffage SA	42,944	4,244,287
Elis SA	4,278	81,646
Engie SA	396,339	6,382,739
Eramet SA	3,158	241,848
Esker SA	104	17,908
EssilorLuxottica SA	18,699	3,514,605
Esso SA Francaise(1)	1,073	62,646
Etablissements Maurel et Prom SA	37,487	179,302
Eurazeo SE	10,619	625,693
Euroapi SA(2)	5,551	75,500
Eurobio Scientific SA(1)(2)	3,806	64,641

Avantis International Equity ETF
	Shares	Value
Eurofins Scientific SE	35,735	$2,199,583
Euronext NV	7,555	545,400
Eutelsat Communications SA(1)	68,951	419,530
FIGEAC-AERO(2)	98	492
Fnac Darty SA	1,627	50,690
Focus Entertainment(2)	642	23,639
Forvia SE(2)	76,065	1,612,202
Fountaine Pajot SA	5	643
Gaztransport Et Technigaz SA	24,666	3,054,506
Genfit SA(1)(2)	17,069	61,273
Getlink SE	77,331	1,294,319
Groupe LDLC	10	244
Groupe SFPI	119	236
Hermes International	3,915	8,051,924
ID Logistics Group(2)	805	209,692
Imerys SA	10,126	344,758
Innate Pharma SA(1)(2)	818	2,493
Interparfums SA	3,149	207,975
Ipsen SA	27,223	3,526,585
IPSOS	3,734	186,862
Jacquet Metals SACA	2,585	50,357
JCDecaux SE(2)	23,678	439,431
Kalray SADIR(2)	2,366	76,446
Kaufman & Broad SA	2,877	82,937
Kering SA	16,230	8,678,670
La Francaise des Jeux SAEM	68,649	2,482,321
Legrand SA	28,527	2,810,463
LISI	4,064	99,129
L'Oreal SA	14,599	6,412,350
Lumibird(2)	68	1,099
LVMH Moet Hennessy Louis Vuitton SE	27,970	23,653,036
Maisons du Monde SA	12,989	121,197
Manitou BF SA(1)	1,848	48,486
Mersen SA	7,179	326,266
Metropole Television SA	13,301	182,247
MGI Digital Graphic Technology(2)	119	3,159
Nacon SA(2)	629	1,075
Neoen SA	7,305	219,100
Nexans SA	9,973	820,340
Nexity SA	14,247	236,232
Novacyt SA(2)	33,332	31,803
Orange SA, ADR	653,717	7,308,556
Orpea SA(1)(2)	2,549	4,745
OVH Groupe SAS(2)	11,414	115,899
Pernod Ricard SA	18,340	3,599,292
Publicis Groupe SA	15,370	1,199,290
Remy Cointreau SA(2)	1,950	301,651
Renault SA	96,000	3,873,528
ReWorld Media SA(2)	8,722	34,302
Rexel SA	60,445	1,417,256
Rubis SCA	8,436	205,668

Avantis International Equity ETF
	Shares	Value
Safran SA	83,312	$13,352,012
Sanofi, ADR	172,449	9,170,838
Sartorius Stedim Biotech	1,461	414,356
Schneider Electric SE	25,965	4,450,616
SCOR SE	42,345	1,316,588
SEB SA	6,791	745,418
Seche Environnement SA	129	16,865
SES SA	328,581	2,391,517
SMCP SA(2)	27,933	181,639
Societe BIC SA	4,971	317,725
Societe Generale SA	256,286	7,260,880
Sodexo SA	7,490	803,530
SOITEC(2)	10,469	1,913,559
Solutions 30 SE(2)	77,776	236,249
Sopra Steria Group SACA	1,778	391,084
SPIE SA	6,057	181,329
STMicroelectronics NV, NY Shares	340,418	16,088,155
Sword Group	89	4,023
Technicolor Creative Studios SA(2)	128	291
Technip Energies NV	18,807	435,263
Teleperformance	10,712	1,480,094
Television Francaise 1(1)	24,560	199,220
Thales SA	19,972	2,912,506
TotalEnergies SE, ADR	372,343	23,424,098
Trigano SA	3,895	547,912
Ubisoft Entertainment SA(2)	83,224	2,516,664
Valeo SA	140,457	2,730,243
Vallourec SA(2)	46,076	615,738
Vantiva SA(2)	1,850	339
Veolia Environnement SA	114,710	3,578,601
Verallia SA	45,393	2,169,028
Vicat SA	3,183	107,313
Vinci SA	109,604	12,208,577
Virbac SA	1,238	368,859
Vivendi SE	292,686	2,665,743
Worldline SA(2)	7,872	256,204
X-Fab Silicon Foundries SE(2)	36,321	411,428
Xilam Animation SA(2)	155	3,831
		319,793,727
Germany — 7.2%
1&1 AG	9,810	145,745
7C Solarparken AG	20,776	74,965
Adesso SE	1,123	140,514
adidas AG	17,079	3,408,456
Allianz SE	47,431	11,529,489
Amadeus Fire AG	928	113,230
Aroundtown SA(2)	167,530	302,046
Atoss Software AG	1,749	425,691
Aumann AG	862	14,423
AURELIUS Equity Opportunities SE & Co. KGaA(2)	7,906	110,161
Aurubis AG	14,234	1,176,989

Avantis International Equity ETF
	Shares	Value
Auto1 Group SE(2)	11,863	$99,369
Baader Bank AG	2,263	8,809
BASF SE	138,631	7,017,138
Basler AG	9	136
Bayer AG	74,050	4,051,464
Bayerische Motoren Werke AG	66,045	6,946,554
Bayerische Motoren Werke AG, Preference Shares	12,424	1,193,717
BayWa AG	3,311	116,757
Bechtle AG	21,331	1,037,026
Befesa SA	3,844	141,485
Beiersdorf AG	21,055	2,756,840
Bertrandt AG	464	23,139
Bijou Brigitte AG	1,658	62,904
Bilfinger SE	12,928	447,982
Borussia Dortmund GmbH & Co. KGaA(2)	57,339	287,533
Brenntag SE	43,482	3,517,004
CANCOM SE	9,573	277,726
Carl Zeiss Meditec AG, Bearer Shares	3,113	308,763
CECONOMY AG(2)	88,692	231,040
Cewe Stiftung & Co. KGAA	2,019	198,329
Cliq Digital AG	3,837	83,104
Commerzbank AG	357,810	3,931,426
CompuGroup Medical SE & Co. KgaA	6,252	292,182
Continental AG	39,616	2,938,644
Covestro AG(2)	87,335	4,637,865
CropEnergies AG	9,146	84,454
CTS Eventim AG & Co. KGaA	14,245	886,160
Daimler Truck Holding AG	162,399	5,714,271
Datagroup SE	578	33,806
Delivery Hero SE(2)	2,650	96,666
Dermapharm Holding SE	4,566	218,291
Deutsche Bank AG	526,429	5,732,812
Deutsche Beteiligungs AG	3,029	106,642
Deutsche Boerse AG	16,934	3,006,190
Deutsche Lufthansa AG(2)	301,398	2,691,587
Deutsche Pfandbriefbank AG	28,558	224,935
Deutsche Rohstoff AG	1,280	38,186
Deutsche Telekom AG	422,726	9,047,826
Deutz AG	53,476	250,904
DHL Group	161,060	7,510,718
DIC Asset AG	7,597	35,737
Dr. Ing. h.c. F. Porsche AG, Preference Shares	7,740	853,643
Draegerwerk AG & Co. KGaA	567	23,359
Draegerwerk AG & Co. KGaA, Preference Shares	3,168	153,115
Duerr AG	48,244	1,438,078
E.ON SE	307,589	3,786,317
Eckert & Ziegler Strahlen- und Medizintechnik AG	160	5,755
Einhell Germany AG, Preference Shares	58	9,226
Elmos Semiconductor SE	2,614	188,956
ElringKlinger AG	10,673	70,166
Encavis AG(2)	73,285	1,122,416

Avantis International Equity ETF
	Shares	Value
Energiekontor AG	2,895	$274,146
Envitec Biogas AG	183	7,931
Evonik Industries AG	38,400	735,750
Fielmann AG	10,558	495,542
flatexDEGIRO AG(2)	21,544	188,607
Fraport AG Frankfurt Airport Services Worldwide(2)	2,442	132,256
Freenet AG	28,123	673,487
Fresenius Medical Care AG & Co. KGaA, ADR	13,713	328,563
Fresenius SE & Co. KGaA	11,089	355,504
Friedrich Vorwerk Group SE	1,920	26,540
FUCHS SE, Preference Shares	7,134	295,726
GEA Group AG	62,129	2,449,954
Gerresheimer AG	13,428	1,742,948
GFT Technologies SE	5,258	146,860
Grand City Properties SA(2)	18,749	167,336
GRENKE AG	8,396	213,474
Hamburger Hafen und Logistik AG	15,134	166,366
Hannover Rueck SE	10,802	2,297,353
Heidelberg Materials AG	54,752	4,402,423
Heidelberger Druckmaschinen AG(2)	89,481	125,614
HelloFresh SE(2)	136,466	4,398,041
Henkel AG & Co. KGaA	2,144	148,168
Henkel AG & Co. KGaA, Preference Shares	6,867	526,224
Hensoldt AG	7,964	258,117
HOCHTIEF AG	2,939	313,761
Hornbach Holding AG & Co. KGaA	3,996	314,234
Hugo Boss AG	50,670	3,814,456
Indus Holding AG	4,598	110,364
Infineon Technologies AG	247,941	8,860,340
Instone Real Estate Group SE	11,568	73,932
JOST Werke SE	5,539	285,702
Jungheinrich AG, Preference Shares	25,071	832,127
K+S AG	141,285	2,653,307
KION Group AG	18,755	748,723
Kloeckner & Co. SE	48,167	411,572
Knorr-Bremse AG	31,525	2,153,174
Koenig & Bauer AG(2)	2,590	41,704
Kontron AG	20,773	452,171
Krones AG	7,830	847,868
KSB SE & Co. KGaA	17	13,347
KSB SE & Co. KGaA, Preference Shares	67	43,579
KWS Saat SE & Co. KGaA	1,413	85,929
Lang & Schwarz AG	1,339	12,648
Lanxess AG	52,890	1,669,007
LEG Immobilien SE(2)	14,214	1,023,642
LPKF Laser & Electronics SE(2)	3,324	27,284
MBB SE	30	2,534
Medios AG(2)	955	15,430
Mercedes-Benz Group AG	122,077	8,932,958
Merck KGaA	6,700	1,202,819
METRO AG(2)	25,406	202,255

Avantis International Equity ETF
	Shares	Value
MLP SE	5,074	$26,949
MPH Health Care AG(2)	17	310
MTU Aero Engines AG	12,744	2,974,710
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	19,165	7,439,071
Mutares SE & Co. KGaA	5,772	137,544
Nabaltec AG	291	5,739
Nagarro SE(1)(2)	2,292	172,522
Nemetschek SE	14,026	968,715
New Work SE	663	70,852
Norma Group SE	17,444	320,242
PATRIZIA SE	4,727	45,126
Pfeiffer Vacuum Technology AG	137	21,871
Porsche Automobil Holding SE, Preference Shares	42,357	2,271,904
ProSiebenSat.1 Media SE	15,501	122,868
Puma SE	34,351	2,302,155
QIAGEN NV(2)	56,159	2,554,673
Rational AG	521	396,871
Rheinmetall AG	17,508	4,755,611
RTL Group SA	593	21,907
RWE AG	134,064	5,520,307
SAF-Holland SE	35,531	442,418
Salzgitter AG	14,139	416,006
SAP SE, ADR	50,287	7,024,591
Sartorius AG, Preference Shares	4,356	1,781,282
Schaeffler AG, Preference Shares	61,386	364,365
Scout24 SE	4,541	312,813
Secunet Security Networks AG	225	54,147
SGL Carbon SE(1)(2)	20,941	158,400
Siemens AG	56,669	8,513,427
Siemens Energy AG(2)	119,164	1,695,926
Siemens Healthineers AG	23,686	1,185,774
Siltronic AG	6,076	484,414
Sixt SE	3,067	326,969
Sixt SE, Preference Shares	3,815	247,326
SMA Solar Technology AG(2)	8,772	704,739
Software AG(2)	2,216	76,413
Stabilus SE	10,657	597,906
Steico SE(1)	2,075	68,194
STO SE & Co. KGaA, Preference Shares	497	74,017
STRATEC SE	1,321	71,308
Stroeer SE & Co. KGaA	3,977	180,628
Suedzucker AG	10,333	166,689
SUESS MicroTec SE	4,562	106,734
Symrise AG	24,009	2,502,815
Synlab AG	12,843	131,237
TAG Immobilien AG(2)	36,998	419,412
TeamViewer SE(2)	58,628	1,086,574
Technotrans SE	378	7,803
Telefonica Deutschland Holding AG	1,228,943	2,336,414
thyssenkrupp AG	192,229	1,477,238
United Internet AG	19,194	369,097

Avantis International Equity ETF
	Shares	Value
VERBIO Vereinigte BioEnergie AG	3,962	$187,267
Villeroy & Boch AG, Preference Shares	411	7,488
Vitesco Technologies Group AG, Class A(2)	14,544	1,147,976
Volkswagen AG	3,179	454,296
Volkswagen AG, Preference Shares	25,990	3,180,719
Vonovia SE	132,129	3,170,208
Wacker Chemie AG	2,956	435,391
Wacker Neuson SE	17,074	377,130
Washtec AG	1,313	47,462
Wuestenrot & Wuerttembergische AG	3,712	61,795
Zalando SE(2)	37,399	1,162,567
		230,827,980
Hong Kong — 2.1%
AIA Group Ltd.	1,293,664	11,705,398
ASMPT Ltd.	164,000	1,641,133
AustAsia Group Ltd.(2)	18,600	5,263
Bank of East Asia Ltd.	587,105	836,149
BOC Hong Kong Holdings Ltd.	1,117,500	3,104,738
Bright Smart Securities & Commodities Group Ltd.	368,000	67,032
Budweiser Brewing Co. APAC Ltd.	64,100	138,805
Cafe de Coral Holdings Ltd.	202,000	244,743
Central Wealth Group Holdings Ltd.(2)	8,442,000	24,738
Chow Sang Sang Holdings International Ltd.	98,000	117,263
Chuang's Consortium International Ltd.	4,000	253
CITIC Telecom International Holdings Ltd.	227,000	88,234
CK Asset Holdings Ltd.	562,186	3,102,010
CK Hutchison Holdings Ltd.	366,500	1,997,423
CK Infrastructure Holdings Ltd.	105,500	533,262
CK Life Sciences International Holdings, Inc.	128,000	11,913
CLP Holdings Ltd.	468,500	3,673,756
CMBC Capital Holdings Ltd.(1)(2)	73,000	6,996
C-Mer Eye Care Holdings Ltd.(2)	114,000	53,631
Comba Telecom Systems Holdings Ltd.	472,000	65,006
Cowell e Holdings, Inc.(1)(2)	167,000	329,020
Dah Sing Banking Group Ltd.	49,200	33,631
Dah Sing Financial Holdings Ltd.	28,400	62,407
DFI Retail Group Holdings Ltd.	18,700	46,178
Dickson Concepts International Ltd.	15,500	7,878
EC Healthcare(1)	128,000	62,733
E-Commodities Holdings Ltd.	722,000	129,560
Esprit Holdings Ltd.(2)	152,500	8,161
ESR Group Ltd.	141,459	212,263
First Pacific Co. Ltd.	320,000	136,234
Fosun Tourism Group(2)	58,400	59,910
FSE Lifestyle Services Ltd.	3,000	2,275
Futu Holdings Ltd., ADR(2)	7,586	452,126
Galaxy Entertainment Group Ltd.(2)	78,000	515,557
Giordano International Ltd.	444,000	170,362
Green Future Food Hydrocolloid Marine Science Co. Ltd.(1)(2)	56,000	6,765
Guotai Junan International Holdings Ltd.	520,000	43,040
Haitong International Securities Group Ltd.(1)(2)	470,800	37,808

Avantis International Equity ETF
	Shares	Value
Hang Lung Group Ltd.	185,000	$255,175
Hang Lung Properties Ltd.	641,000	853,724
Hang Seng Bank Ltd.	63,700	811,800
Henderson Land Development Co. Ltd.	206,000	565,705
HK Electric Investments & HK Electric Investments Ltd.	250,000	145,030
HKBN Ltd.	85,500	41,219
HKT Trust & HKT Ltd.	498,000	530,702
Hong Kong & China Gas Co. Ltd.	1,957,990	1,439,049
Hong Kong Aerospace Technology Group Ltd.(2)	124,200	119,361
Hong Kong Exchanges & Clearing Ltd.	70,788	2,743,615
Hong Kong Technology Venture Co. Ltd.(1)	187,000	82,866
Hongkong & Shanghai Hotels Ltd.(2)	14,000	11,360
Hongkong Land Holdings Ltd.	275,800	978,419
Hysan Development Co. Ltd.	512,000	1,066,522
IGG, Inc.(2)	137,000	64,247
International Housewares Retail Co. Ltd.	24,000	6,916
IRC Ltd.(1)(2)	910,000	10,653
Jardine Matheson Holdings Ltd.	53,800	2,557,825
JBM Healthcare Ltd.	1,000	154
Johnson Electric Holdings Ltd.	150,889	202,053
K Wah International Holdings Ltd.	171,000	51,447
Karrie International Holdings Ltd.	96,000	7,202
Kerry Logistics Network Ltd.	9,566	8,987
Kerry Properties Ltd.	160,500	296,566
Kwoon Chung Bus Holdings Ltd.(2)	4,000	827
Luk Fook Holdings International Ltd.	117,000	289,918
Man Wah Holdings Ltd.	854,000	620,659
Melco Resorts & Entertainment Ltd., ADR(2)	17,833	200,086
MGM China Holdings Ltd.(1)(2)	74,800	93,835
Modern Dental Group Ltd.	67,000	27,198
MTR Corp. Ltd.	285,286	1,190,345
Multifield International Holdings Ltd.	6,400	653
New World Development Co. Ltd.	1,218,750	2,587,866
NWS Holdings Ltd.	432,000	491,895
Oriental Watch Holdings	150,000	81,112
Pacific Basin Shipping Ltd.	4,254,000	1,152,004
Pacific Textiles Holdings Ltd.	243,000	51,705
Paliburg Holdings Ltd.(2)	4,000	499
PAX Global Technology Ltd.	82,000	62,054
PC Partner Group Ltd.	126,000	53,100
PCCW Ltd.	521,357	247,897
Perfect Medical Health Management Ltd.	90,000	44,730
Power Assets Holdings Ltd.	283,500	1,395,537
Quam Plus International Financial Ltd.(2)	20,000	446
Sa Sa International Holdings Ltd.(2)	254,000	36,898
Sands China Ltd.(2)	145,200	491,168
SAS Dragon Holdings Ltd.	4,000	1,687
Shangri-La Asia Ltd.(2)	146,000	99,838
Shun Tak Holdings Ltd.(2)	586,000	82,042
Singamas Container Holdings Ltd.	614,000	55,547
Sino Land Co. Ltd.	1,283,102	1,469,765

Avantis International Equity ETF
	Shares	Value
SITC International Holdings Co. Ltd.	374,000	$697,551
SJM Holdings Ltd.(1)(2)	327,000	131,679
SmarTone Telecommunications Holdings Ltd.	60,500	33,714
Stella International Holdings Ltd.	30,000	31,421
Sun Hung Kai & Co. Ltd.	33,000	11,656
Sun Hung Kai Properties Ltd.	204,500	2,301,988
SUNeVision Holdings Ltd.	107,000	51,151
Swire Pacific Ltd., Class A	309,500	2,551,946
Swire Properties Ltd.	184,600	385,771
Symphony Holdings Ltd.	10,000	1,110
Tam Jai International Co. Ltd.	131,000	26,369
Techtronic Industries Co. Ltd.	110,500	1,089,827
Ten Pao Group Holdings Ltd.	68,000	8,838
Texhong International Group Ltd.	52,500	28,093
Texwinca Holdings Ltd.	26,000	3,905
Theme International Holdings Ltd.(2)	780,000	73,535
Time Interconnect Technology Ltd.(1)	184,000	33,019
United Energy Group Ltd.	2,374,000	315,121
United Laboratories International Holdings Ltd.	670,000	598,222
Upbest Group Ltd.	6,000	460
Value Partners Group Ltd.(1)	204,000	69,425
Vitasoy International Holdings Ltd.	62,000	79,873
VTech Holdings Ltd.	67,200	410,223
WH Group Ltd.	5,472,478	2,818,299
Wharf Real Estate Investment Co. Ltd.	219,000	912,700
Wynn Macau Ltd.(1)(2)	107,600	104,853
Xinyi Glass Holdings Ltd.	494,000	728,747
Yue Yuen Industrial Holdings Ltd.	231,000	289,497
		67,202,555
Ireland — 0.7%
AIB Group PLC	626,190	2,850,130
Bank of Ireland Group PLC	373,485	3,719,077
Cairn Homes PLC	220,159	274,350
CRH PLC	90,392	5,200,582
Dalata Hotel Group PLC(2)	156,012	727,845
FBD Holdings PLC	1,492	21,105
Glanbia PLC	119,790	1,991,206
Glenveagh Properties PLC(2)	330,679	358,897
ICON PLC(2)	481	125,031
Kerry Group PLC, A Shares	17,174	1,602,336
Kingspan Group PLC	19,415	1,640,460
Origin Enterprises PLC	43,634	155,173
Permanent TSB Group Holdings PLC(2)	426	966
Smurfit Kappa Group PLC	89,489	3,754,107
Uniphar PLC	43,134	130,404
		22,551,669
Israel — 0.8%
Adgar Investment & Development Ltd.	1,776	2,239
AFI Properties Ltd.(2)	610	20,281
Africa Israel Residences Ltd.	559	26,312
Airport City Ltd.(2)	9,661	147,939

Avantis International Equity ETF
	Shares	Value
Alony Hetz Properties & Investments Ltd.	35,098	$266,537
Altshuler Shaham Penn Ltd.	19,124	30,681
Amot Investments Ltd.	22,774	107,734
Argo Properties NV(2)	1,659	22,681
Ashtrom Group Ltd.	3,049	41,810
Azorim-Investment Development & Construction Co. Ltd.(2)	10,263	31,424
Azrieli Group Ltd.	3,115	166,983
Bank Hapoalim BM	295,937	2,450,105
Bank Leumi Le-Israel BM	341,635	2,651,947
Bezeq The Israeli Telecommunication Corp. Ltd.	413,303	559,403
Big Shopping Centers Ltd.(2)	2,317	193,480
Blue Square Real Estate Ltd.	749	44,166
Caesarstone Ltd.(2)	3,402	14,152
Carasso Motors Ltd.	4,658	20,167
Cellcom Israel Ltd.(2)	19,724	65,351
Check Point Software Technologies Ltd.(2)	8,302	1,117,366
Clal Insurance Enterprises Holdings Ltd.(2)	32,488	481,079
CyberArk Software Ltd.(2)	2,153	357,484
Danel Adir Yeoshua Ltd.	2,216	177,706
Delek Automotive Systems Ltd.	20,404	127,547
Delek Group Ltd.	2,928	420,058
Delta Galil Ltd.	1,972	77,048
Elbit Systems Ltd.	3,260	639,849
Elco Ltd.	1,829	58,972
Electra Ltd.	301	116,463
Equital Ltd.(2)	2,203	68,688
Fattal Holdings 1998 Ltd.(2)	1,392	136,354
FIBI Holdings Ltd.	5,109	222,310
First International Bank of Israel Ltd.	9,793	395,988
Formula Systems 1985 Ltd.	800	59,314
Fox Wizel Ltd.	1,913	138,442
G City Ltd.	7,325	23,351
Gav-Yam Lands Corp. Ltd.	4,677	30,034
Gilat Satellite Networks Ltd.(2)	3,128	21,346
Harel Insurance Investments & Financial Services Ltd.	20,663	150,389
Hilan Ltd.	1,433	73,478
ICL Group Ltd.	108,775	650,018
IDI Insurance Co. Ltd.	759	16,507
Ilex Medical Ltd.	429	8,020
Inmode Ltd.(2)	11,779	460,441
Inrom Construction Industries Ltd.	17,244	53,271
Isracard Ltd.	92,332	374,316
Israel Corp. Ltd.	899	249,455
Israel Discount Bank Ltd., A Shares	504,535	2,523,375
Isras Investment Co. Ltd.	474	88,877
Ituran Location & Control Ltd.	4,712	142,679
Kamada Ltd.(2)	543	3,133
Kenon Holdings Ltd.	1,670	39,680
Kornit Digital Ltd.(2)	9,076	202,032
M Yochananof & Sons Ltd.	742	30,478
Magic Software Enterprises Ltd.	835	9,661

Avantis International Equity ETF
	Shares	Value
Malam - Team Ltd.	127	$2,012
Matrix IT Ltd.	3,474	70,526
Mediterranean Towers Ltd.	6,613	14,345
Melisron Ltd.	4,394	275,224
Menora Mivtachim Holdings Ltd.	5,830	122,920
Migdal Insurance & Financial Holdings Ltd.	97,000	112,569
Mivne Real Estate KD Ltd.	43,225	103,482
Mizrahi Tefahot Bank Ltd.	23,275	765,282
Monday.com Ltd.(2)	913	162,003
Nano Dimension Ltd., ADR(2)	11,394	36,233
Nano-X Imaging Ltd.(2)	6,086	50,666
Naphtha Israel Petroleum Corp. Ltd.	1,311	6,221
Nawi Brothers Ltd.	1,423	10,778
Nice Ltd., ADR(1)(2)	3,302	643,230
Norstar Holdings, Inc.(2)	5,760	13,582
Nova Ltd.(2)	4,070	524,839
Oil Refineries Ltd.	944,501	307,600
One Software Technologies Ltd.	6,480	82,446
Partner Communications Co. Ltd.(2)	34,501	144,400
Paz Ashdod Refinery Ltd.(2)	2,369	64,606
Paz Oil Co. Ltd.(2)	2,369	195,896
Perion Network Ltd.(2)	6,720	223,401
Phoenix Holdings Ltd.	23,029	230,742
Prashkovsky Investments & Construction Ltd.	500	11,289
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,156	66,816
Raval Ics Ltd.	1,209	1,064
Retailors Ltd.	2,297	46,740
Sapiens International Corp. NV	4,323	128,755
Scope Metals Group Ltd.(2)	2,859	91,341
Shapir Engineering & Industry Ltd.	19,546	134,127
Shikun & Binui Ltd.(2)	82,792	207,110
Shufersal Ltd.(2)	490,078	2,278,800
Strauss Group Ltd.(2)	3,660	79,416
Summit Real Estate Holdings Ltd.	5,018	66,061
Tamar Petroleum Ltd.	11,193	46,877
Taro Pharmaceutical Industries Ltd.(2)	711	28,170
Tel Aviv Stock Exchange Ltd.(2)	8,957	47,040
Tera Light Ltd.(2)	1,179	2,196
Teva Pharmaceutical Industries Ltd., ADR(2)	100,991	985,672
Tower Semiconductor Ltd.(2)	9,975	291,004
Victory Supermarket Chain Ltd.	392	3,375
Wix.com Ltd.(2)	3,295	325,447
YH Dimri Construction & Development Ltd.	1,812	112,105
ZIM Integrated Shipping Services Ltd.(1)	98,815	1,192,697
ZUR Shamir Holdings Ltd.	917	1,233
		26,918,939
Italy — 2.4%
A2A SpA	1,020,962	1,953,842
ACEA SpA	10,837	129,904
Amplifon SpA	11,893	386,205
Aquafil SpA	3,134	10,679

Avantis International Equity ETF
	Shares	Value
Arnoldo Mondadori Editore SpA	34,065	$79,370
Ascopiave SpA	16,797	39,256
Assicurazioni Generali SpA	121,302	2,512,527
Avio SpA(1)(2)	486	4,882
Azimut Holding SpA(1)	87,063	2,013,991
Banca Generali SpA	10,388	378,834
Banca IFIS SpA	10,558	185,298
Banca Mediolanum SpA	28,932	264,043
Banca Popolare di Sondrio SpA	116,760	554,018
Banco BPM SpA	627,089	2,991,997
Banco di Desio e della Brianza SpA	1,492	5,316
BFF Bank SpA	79,274	850,256
Biesse SpA	4,417	61,769
BPER Banca	702,845	2,116,460
Brembo SpA	19,714	273,974
Brunello Cucinelli SpA	26,311	2,174,313
Buzzi SpA	8,576	256,383
Cairo Communication SpA	443	797
Cementir Holding NV	4,280	37,380
CIR SpA-Compagnie Industriali(2)	75,799	32,447
CNH Industrial NV	218,614	3,014,214
Credito Emiliano SpA	22,484	187,800
d'Amico International Shipping SA	52,877	242,864
Danieli & C Officine Meccaniche SpA(1)	6,174	148,013
Danieli & C Officine Meccaniche SpA, Preference Shares	19,516	368,667
Davide Campari-Milano NV	4,788	62,555
De' Longhi SpA	6,250	165,138
DiaSorin SpA	963	101,690
Digital Bros SpA(1)	201	3,623
Digital Value SpA	772	54,078
doValue SpA	10,061	49,243
Enav SpA	36,812	148,510
Enel SpA	617,090	4,143,652
Eni SpA, ADR(1)	172,669	5,345,832
ERG SpA	15,011	410,706
Ferrari NV	10,229	3,243,228
Fila SpA	1,476	13,501
Fincantieri SpA(1)(2)	109,421	60,653
FinecoBank Banca Fineco SpA	182,235	2,490,685
Geox SpA(1)(2)	27,202	22,695
Gruppo MutuiOnline SpA	424	12,003
GVS SpA(2)	2,971	18,485
Hera SpA	300,749	909,206
Infrastrutture Wireless Italiane SpA	3,592	44,442
Interpump Group SpA	1,856	93,830
Intesa Sanpaolo SpA	1,856,113	4,956,566
Iren SpA	287,186	592,419
Italgas SpA	349,136	1,983,012
Iveco Group NV(2)	167,386	1,659,990
KME Group SpA(2)	14,126	15,189
Leonardo SpA	146,572	2,109,606

Avantis International Equity ETF
	Shares	Value
Maire Tecnimont SpA	87,299	$348,637
Mediobanca Banca di Credito Finanziario SpA	94,145	1,229,022
MFE-MediaForEurope NV, Class A	504,713	255,396
MFE-MediaForEurope NV, Class B(1)	102,241	73,180
Moncler SpA	16,304	1,104,672
Nexi SpA(2)	13,406	96,178
OVS SpA	142,984	357,455
Pharmanutra SpA	333	19,781
Piaggio & C SpA	70,264	268,145
Poste Italiane SpA	126,460	1,403,824
Prysmian SpA	18,966	774,884
RAI Way SpA	31,867	177,111
Recordati Industria Chimica e Farmaceutica SpA	7,622	382,075
Reply SpA	700	71,498
Safilo Group SpA(1)(2)	3,890	4,219
Salcef Group SpA	5,328	141,965
Salvatore Ferragamo SpA(1)	21,307	338,719
Sanlorenzo SpA	2,938	117,995
Saras SpA	226,969	323,182
Sesa SpA	2,126	248,891
Snam SpA	495,959	2,559,322
Stellantis NV	287,876	5,343,914
Tamburi Investment Partners SpA	9,359	89,349
Technogym SpA	30,291	258,873
Telecom Italia SpA(1)(2)	743,208	230,567
Tenaris SA, ADR	6,871	219,391
Terna - Rete Elettrica Nazionale	285,352	2,353,174
Tod's SpA(2)	1,049	43,352
UniCredit SpA	356,231	8,678,894
Unieuro SpA(1)	3,508	39,165
Unipol Gruppo SpA	52,115	290,184
Webuild SpA(1)	207,865	423,922
Wiit SpA(1)	3,107	58,951
		78,311,923
Japan — 21.2%
77 Bank Ltd.(1)	22,400	483,464
A&D HOLON Holdings Co. Ltd.	6,300	74,581
ABC-Mart, Inc.(1)	2,100	38,204
Acom Co. Ltd.	24,300	57,652
Adastria Co. Ltd.(1)	13,400	267,707
ADEKA Corp.	11,700	224,780
Advantest Corp.	25,700	3,216,884
Adventure, Inc.(1)	600	27,790
Aeon Co. Ltd.(1)	55,000	1,139,829
Aeon Delight Co. Ltd.	9,300	204,021
Aeon Fantasy Co. Ltd.	2,400	53,839
AEON Financial Service Co. Ltd.(1)	32,300	281,623
Aeon Mall Co. Ltd.(1)	19,200	230,089
AFC-HD AMS Life Science Co. Ltd.	1,900	10,389
AGC, Inc.	132,400	4,645,039
Ai Holdings Corp.	3,600	58,466

Avantis International Equity ETF
	Shares	Value
Aichi Financial Group, Inc.	5,661	$94,624
Aichi Steel Corp.	1,300	32,658
Aida Engineering Ltd.	500	3,484
Ain Holdings, Inc.	6,300	224,889
Air Water, Inc.	28,200	354,717
Airtrip Corp.(1)	2,200	35,358
Aisan Industry Co. Ltd.	14,800	131,940
Aisin Corp.	25,100	837,660
AIT Corp.(1)	2,700	34,137
Aizawa Securities Group Co. Ltd.	300	1,845
Ajinomoto Co., Inc.	80,900	3,427,153
Akatsuki, Inc.	4,600	66,286
Akebono Brake Industry Co. Ltd.(2)	33,200	30,294
Alconix Corp.	8,600	81,729
Alfresa Holdings Corp.	63,500	1,084,419
Alpen Co. Ltd.(1)	3,500	45,916
Alps Alpine Co. Ltd.(1)	60,500	505,188
Altech Corp.	3,000	52,596
Amada Co. Ltd.	49,500	523,881
Amano Corp.	14,000	305,169
ANA Holdings, Inc.(2)	6,300	142,223
AOKI Holdings, Inc.	18,900	135,423
Aoyama Trading Co. Ltd.	26,600	294,835
Aozora Bank Ltd.(1)	39,000	765,737
Arakawa Chemical Industries Ltd.	3,500	24,304
Arata Corp.	48,400	1,796,465
Arcland Service Holdings Co. Ltd.(2)	4,600	98,459
Arclands Corp.	8,500	96,923
Arcs Co. Ltd.(1)	9,500	168,545
Argo Graphics, Inc.	8,300	191,451
Arisawa Manufacturing Co. Ltd.	9,000	63,065
AS One Corp.	600	23,525
Asahi Co. Ltd.	3,400	29,789
Asahi Diamond Industrial Co. Ltd.	19,500	119,531
Asahi Group Holdings Ltd.	13,100	509,660
Asahi Intecc Co. Ltd.	2,500	50,714
Asahi Kasei Corp.	411,300	2,654,897
ASAHI YUKIZAI Corp.	7,700	213,591
Asanuma Corp.	7,200	176,473
Asia Pile Holdings Corp.	6,000	27,294
Asics Corp.	25,000	909,896
ASKA Pharmaceutical Holdings Co. Ltd.	3,500	40,260
ASKUL Corp.	19,100	257,628
Astellas Pharma, Inc.	232,700	3,520,836
Astena Holdings Co. Ltd.	6,000	18,813
Aucnet, Inc.	3,500	42,856
Autobacs Seven Co. Ltd.	12,300	136,893
Avant Group Corp.	4,100	39,778
Awa Bank Ltd.	5,100	79,235
Axell Corp.	4,200	52,807
Axial Retailing, Inc.	4,300	110,953

Avantis International Equity ETF
	Shares	Value
Azbil Corp.	2,500	$83,284
AZ-Com Maruwa Holdings, Inc.	9,200	143,351
Bandai Namco Holdings, Inc.	82,500	1,913,779
Bando Chemical Industries Ltd.	6,600	69,562
Bank of Iwate Ltd.	3,000	51,647
Bank of Kyoto Ltd.	4,300	248,241
Bank of Nagoya Ltd.	2,100	61,276
Bank of Saga Ltd.	200	2,484
Bank of the Ryukyus Ltd.	5,400	39,078
Base Co. Ltd.	1,300	38,889
BayCurrent Consulting, Inc.	12,900	443,407
Belc Co. Ltd.	2,600	121,120
Bell System24 Holdings, Inc.(1)	15,800	165,049
Belluna Co. Ltd.	13,900	69,367
Benefit One, Inc.	14,700	127,428
BIPROGY, Inc.	14,000	362,340
BML, Inc.	9,900	196,430
Bourbon Corp.	200	3,075
Bridgestone Corp.	111,400	4,325,189
Brother Industries Ltd.	41,000	693,866
Bunka Shutter Co. Ltd.	19,900	148,828
Business Brain Showa-Ota, Inc.	1,100	15,965
BuySell Technologies Co. Ltd.	800	20,882
C Uyemura & Co. Ltd.	2,600	170,026
Calbee, Inc.	24,300	484,773
Canon Electronics, Inc.	6,800	86,473
Canon Marketing Japan, Inc.	4,700	123,313
Canon, Inc., ADR	112,304	2,757,063
Capcom Co. Ltd.	24,700	1,041,925
Carenet, Inc.	7,400	45,033
Cawachi Ltd.	2,200	34,535
Celsys, Inc.(1)	9,800	47,333
Central Automotive Products Ltd.	600	14,500
Central Glass Co. Ltd.	10,600	213,326
Central Japan Railway Co.	5,900	756,495
Central Security Patrols Co. Ltd.	1,000	20,927
Central Sports Co. Ltd.	600	10,073
Ceres, Inc.	1,000	6,879
Charm Care Corp. KK	100	814
Chiba Bank Ltd.	42,300	302,039
Chiba Kogyo Bank Ltd.	21,200	113,917
Chikaranomoto Holdings Co. Ltd.	6,800	110,842
Chilled & Frozen Logistics Holdings Co. Ltd.	100	965
Chofu Seisakusho Co. Ltd.	1,200	17,732
Chori Co. Ltd.	4,300	84,275
Chubu Electric Power Co., Inc.	48,500	646,436
Chubu Steel Plate Co. Ltd.(1)	8,500	121,078
Chudenko Corp.	5,700	93,538
Chugai Pharmaceutical Co. Ltd.	62,200	1,895,974
Chugin Financial Group, Inc.	38,900	258,227
Chugoku Electric Power Co., Inc.(2)	3,500	23,029

Avantis International Equity ETF
	Shares	Value
CI Takiron Corp.(1)	5,800	$23,931
Citizen Watch Co. Ltd.	111,000	679,841
CKD Corp.	13,400	184,905
CMIC Holdings Co. Ltd.	6,200	74,219
CMK Corp.	10,700	45,408
Coca-Cola Bottlers Japan Holdings, Inc.	51,200	666,858
Colowide Co. Ltd.(1)	16,800	291,055
COMSYS Holdings Corp.	9,100	193,818
Comture Corp.	4,500	75,338
Concordia Financial Group Ltd.	178,200	789,611
Cosmo Energy Holdings Co. Ltd.	22,100	795,943
Cosmos Pharmaceutical Corp.	1,600	188,118
Create Restaurants Holdings, Inc.(1)	25,800	211,991
Create SD Holdings Co. Ltd.	8,500	217,643
Credit Saison Co. Ltd.	92,700	1,448,886
Creek & River Co. Ltd.	2,300	34,149
CTI Engineering Co. Ltd.	3,600	108,944
Curves Holdings Co. Ltd.(1)	6,900	34,500
CyberAgent, Inc.(1)	171,900	1,093,812
Cybernet Systems Co. Ltd.(1)	200	1,035
Cybozu, Inc.	10,000	148,809
Dai Nippon Printing Co. Ltd.	18,400	502,788
Dai Nippon Toryo Co. Ltd.	4,100	27,236
Daicel Corp.	83,100	693,707
Dai-Dan Co. Ltd.	1,500	30,743
Daido Metal Co. Ltd.(1)	7,200	26,181
Daido Steel Co. Ltd.	2,200	90,941
Daiei Kankyo Co. Ltd.	6,000	95,147
Daifuku Co. Ltd.(1)	42,600	786,207
Daiho Corp.	1,800	49,382
Daiichi Jitsugyo Co. Ltd.	700	25,664
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	100	657
Dai-ichi Life Holdings, Inc.	259,100	4,815,528
Daiichi Sankyo Co. Ltd.	119,700	3,525,602
Daiichikosho Co. Ltd.	11,400	220,213
Daiken Corp.	2,400	50,090
Daiki Aluminium Industry Co. Ltd.	10,400	102,675
Daikin Industries Ltd.	12,800	2,212,590
Daikoku Denki Co. Ltd.(1)	6,300	229,088
Daikokutenbussan Co. Ltd.	2,100	95,064
Daikyonishikawa Corp.	9,800	54,513
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	300	4,757
Daio Paper Corp.(1)	13,400	114,172
Daiseki Co. Ltd.(1)	3,480	105,347
Daishi Hokuetsu Financial Group, Inc.	26,000	651,417
Daishinku Corp.	7,400	40,969
Daito Pharmaceutical Co. Ltd.	1,980	31,088
Daito Trust Construction Co. Ltd.	48,400	5,337,761
Daitron Co. Ltd.	900	18,702
Daiwa House Industry Co. Ltd.	39,600	1,099,921
Daiwa Industries Ltd.	300	2,909

Avantis International Equity ETF
	Shares	Value
Daiwa Securities Group, Inc.	672,400	$3,823,704
Daiwabo Holdings Co. Ltd.	35,900	727,691
DCM Holdings Co. Ltd.(1)	18,000	150,448
DD GROUP Co. Ltd.(2)	3,600	41,903
Dear Life Co. Ltd.	4,500	26,746
DeNA Co. Ltd.	5,200	53,881
Denka Co. Ltd.	48,100	906,679
Densan System Holdings Co. Ltd.	1,700	34,581
Denso Corp.	19,200	1,310,451
Dentsu Group, Inc.	77,200	2,305,657
Denyo Co. Ltd.	1,300	18,526
Dexerials Corp.	89,800	2,221,295
DIC Corp.	15,700	270,501
Digital Arts, Inc.	1,600	52,982
Digital Garage, Inc.	9,600	246,905
Digital Information Technologies Corp.	1,900	24,394
Dip Corp.(1)	5,500	132,185
Disco Corp.	9,000	1,778,799
DKS Co. Ltd.	1,400	16,153
DMG Mori Co. Ltd.	7,800	142,126
Doshisha Co. Ltd.	3,100	50,417
Doutor Nichires Holdings Co. Ltd.	1,100	17,612
Dowa Holdings Co. Ltd.	13,300	427,245
Dream Incubator, Inc.	4,000	81,120
DTS Corp.	8,800	194,845
Duskin Co. Ltd.	33,300	749,934
DyDo Group Holdings, Inc.	1,600	63,812
Eagle Industry Co. Ltd.	7,100	81,723
Earth Corp.	2,400	81,623
East Japan Railway Co.	9,900	559,738
Ebara Corp.	34,600	1,720,287
Ebara Jitsugyo Co. Ltd.	1,300	25,704
Eco's Co. Ltd.	1,500	20,982
EDION Corp.(1)	24,700	248,470
E-Guardian, Inc.	6,800	121,874
Eiken Chemical Co. Ltd.	12,100	116,099
Eisai Co. Ltd.	17,300	1,093,640
Eizo Corp.	4,300	148,469
EJ Holdings, Inc.	2,400	27,923
Elecom Co. Ltd.	13,200	158,616
Electric Power Development Co. Ltd.	34,900	543,568
Elematec Corp.	6,000	76,831
en Japan, Inc.	8,200	143,299
ENEOS Holdings, Inc.	824,600	3,096,482
Enplas Corp.	3,200	241,220
Eslead Corp.	700	14,265
ESPEC Corp.	3,900	61,362
Exedy Corp.	20,300	367,355
EXEO Group, Inc.(1)	36,300	772,295
Ezaki Glico Co. Ltd.	5,400	142,380
F&M Co. Ltd.	1,100	18,185

Avantis International Equity ETF
	Shares	Value
Fancl Corp.	1,400	$24,526
FANUC Corp.	43,300	1,231,510
Fast Retailing Co. Ltd.	4,500	1,032,351
FCC Co. Ltd.	18,700	246,755
Feed One Co. Ltd.	6,420	35,922
Ferrotec Holdings Corp.(1)	35,200	731,602
FIDEA Holdings Co. Ltd.(1)	4,040	42,170
First Bank of Toyama Ltd.	26,200	156,553
Fixstars Corp.	3,500	29,711
FJ Next Holdings Co. Ltd.	4,300	30,998
Food & Life Cos. Ltd.	10,600	201,331
Foster Electric Co. Ltd.	7,900	48,825
FP Corp.	8,100	155,594
France Bed Holdings Co. Ltd.	3,000	24,948
Fudo Tetra Corp.	2,600	32,617
Fuji Co. Ltd.(1)	5,400	67,720
Fuji Corp.	1,800	23,123
Fuji Corp./Aichi	13,200	217,595
Fuji Electric Co. Ltd.	115,200	5,428,288
Fuji Kyuko Co. Ltd.	1,000	36,440
Fuji Media Holdings, Inc.	13,700	143,024
Fuji Oil Co. Ltd.(1)	17,900	37,540
Fuji Seal International, Inc.	9,300	111,504
Fuji Soft, Inc.	6,600	199,248
Fujibo Holdings, Inc.	2,300	55,098
FUJIFILM Holdings Corp.	11,200	661,880
Fujikura Composites, Inc.	3,700	28,396
Fujikura Ltd.	340,400	2,815,905
Fujimi, Inc.	4,800	110,893
Fujimori Kogyo Co. Ltd.	4,700	121,017
Fujita Kanko, Inc.(2)	1,600	52,318
Fujitsu Ltd.	23,600	2,949,807
Fujiya Co. Ltd.	3,400	57,528
Fukuda Corp.	500	16,171
Fukui Bank Ltd.	200	2,141
Fukui Computer Holdings, Inc.	3,000	54,680
Fukuoka Financial Group, Inc.	22,800	538,429
Fukushima Galilei Co. Ltd.	1,200	42,623
Fukuyama Transporting Co. Ltd.	7,700	191,347
FULLCAST Holdings Co. Ltd.	3,500	49,888
Funai Soken Holdings, Inc.	10,400	192,542
Furukawa Co. Ltd.	4,100	49,892
Furukawa Electric Co. Ltd.	24,800	425,988
Furuno Electric Co. Ltd.	4,100	36,310
Furyu Corp.	5,200	60,464
Fuso Chemical Co. Ltd.	3,300	96,702
Futaba Industrial Co. Ltd.	13,200	62,282
Future Corp.	14,100	150,484
Fuyo General Lease Co. Ltd.	4,000	330,579
G-7 Holdings, Inc.	5,800	49,813
Gakken Holdings Co. Ltd.	8,900	51,758

Avantis International Equity ETF
	Shares	Value
Gakkyusha Co. Ltd.	2,100	$28,960
Genky DrugStores Co. Ltd.	2,500	89,266
Geo Holdings Corp.	11,200	201,560
Gift Holdings, Inc.	2,200	38,841
Giken Ltd.(1)	3,100	43,120
Glory Ltd.	4,500	94,989
GMO Financial Holdings, Inc.	7,400	36,924
GMO internet group, Inc.	9,100	147,170
GMO Payment Gateway, Inc.	2,100	132,978
Godo Steel Ltd.	3,400	102,453
Goldcrest Co. Ltd.	4,400	58,900
Goldwin, Inc.	2,800	200,028
GS Yuasa Corp.	27,500	521,101
GSI Creos Corp.	1,600	24,114
G-Tekt Corp.	10,900	137,958
GungHo Online Entertainment, Inc.	21,300	350,746
Gunma Bank Ltd.	151,100	695,811
Gunze Ltd.	4,900	154,189
H.U. Group Holdings, Inc.	30,300	547,955
H2O Retailing Corp.	55,900	672,767
Hachijuni Bank Ltd.	150,900	812,442
Hakudo Co. Ltd.	1,300	20,863
Hakuhodo DY Holdings, Inc.	76,800	728,631
Halows Co. Ltd.	300	8,411
Hamakyorex Co. Ltd.	3,900	112,131
Hamamatsu Photonics KK	21,400	990,145
Hankyu Hanshin Holdings, Inc.	127,600	4,579,738
Hanwa Co. Ltd.	17,400	553,488
Happinet Corp.	6,100	109,268
Haseko Corp.(1)	24,200	300,463
Hazama Ando Corp.(1)	78,300	637,900
Heiwa Corp.	26,300	401,434
Heiwa Real Estate Co. Ltd.	9,200	246,792
Heiwado Co. Ltd.	13,100	215,743
Hibiya Engineering Ltd.	2,000	30,706
Hikari Tsushin, Inc.	2,000	332,731
HI-LEX Corp.	1,300	11,136
Hino Motors Ltd.(2)	98,600	385,737
Hioki EE Corp.	800	42,306
Hirogin Holdings, Inc.	45,400	283,388
Hirose Electric Co. Ltd.	1,900	230,042
Hisamitsu Pharmaceutical Co., Inc.(1)	1,500	50,810
Hitachi Construction Machinery Co. Ltd.	15,700	488,178
Hitachi Ltd.	76,600	5,091,006
Hitachi Zosen Corp.	88,900	525,689
Hochiki Corp.	300	3,438
Hodogaya Chemical Co. Ltd.	1,100	24,952
Hogy Medical Co. Ltd.	2,000	43,883
Hokkaido Electric Power Co., Inc.(2)	78,500	360,610
Hokkoku Financial Holdings, Inc.	65,400	2,206,511
Hokuetsu Corp.(1)	27,300	169,475

Avantis International Equity ETF
	Shares	Value
Hokuetsu Industries Co. Ltd.	1,500	$19,826
Hokuhoku Financial Group, Inc.	37,300	337,413
Hokuriku Electric Power Co.(2)	34,500	200,709
Hokuto Corp.	3,900	49,000
Honda Motor Co. Ltd., ADR	196,871	6,364,839
H-One Co. Ltd.	800	4,155
Honeys Holdings Co. Ltd.	5,800	67,168
Hoosiers Holdings Co. Ltd.	4,500	33,118
Horiba Ltd.	12,600	655,089
Hoshizaki Corp.	3,800	145,838
Hosiden Corp.	23,200	288,534
Hosokawa Micron Corp.	4,600	128,249
House Foods Group, Inc.	2,300	49,644
Hoya Corp.	19,356	2,147,566
HS Holdings Co. Ltd.	7,600	54,124
Hulic Co. Ltd.	78,300	702,652
Hyakugo Bank Ltd.	57,800	200,546
Hyakujushi Bank Ltd.	4,000	61,339
Ibiden Co. Ltd.	47,100	2,837,780
Ichigo, Inc.	1,600	3,433
Ichinen Holdings Co. Ltd.	5,600	51,819
Idec Corp.	55,600	1,160,844
Idemitsu Kosan Co. Ltd.	137,700	2,931,125
IDOM, Inc.(1)	38,600	207,755
IHI Corp.	38,700	963,214
Iida Group Holdings Co. Ltd.	16,100	263,668
Iino Kaiun Kaisha Ltd.(1)	46,900	335,781
I'll, Inc.	2,800	53,234
i-mobile Co. Ltd.	2,300	19,691
Inaba Denki Sangyo Co. Ltd.	17,700	383,027
Inabata & Co. Ltd.	10,100	219,563
Ines Corp.	500	5,712
Infocom Corp.	3,500	68,123
Information Services International-Dentsu Ltd.	1,000	39,996
INFRONEER Holdings, Inc.	48,648	508,086
Innotech Corp.	2,900	31,339
Inpex Corp.	269,000	3,767,029
Insource Co. Ltd.	10,000	75,437
Intage Holdings, Inc.	6,100	73,336
Integrated Design & Engineering Holdings Co. Ltd.	4,200	97,878
Internet Initiative Japan, Inc.	18,300	318,058
Inui Global Logistics Co. Ltd.(1)	7,900	68,482
I-PEX, Inc.	1,900	21,962
Iriso Electronics Co. Ltd.	6,200	184,011
I'rom Group Co. Ltd.(1)	2,600	32,427
Iseki & Co. Ltd.	3,800	31,475
Isetan Mitsukoshi Holdings Ltd.	43,500	498,706
Ishihara Sangyo Kaisha Ltd.	7,300	71,754
Istyle, Inc.(2)	16,000	54,657
Isuzu Motors Ltd.	256,200	3,279,756
Itfor, Inc.	1,800	13,083

Avantis International Equity ETF
	Shares	Value
ITmedia, Inc.	1,600	$12,467
Ito En Ltd.	1,800	53,192
ITOCHU Corp.	139,000	5,216,575
Itochu Enex Co. Ltd.	18,000	182,151
Itochu Techno-Solutions Corp.	6,900	204,871
Itoham Yonekyu Holdings, Inc.	18,000	100,078
Itoki Corp.	17,900	170,126
IwaiCosmo Holdings, Inc.	2,500	29,726
Iwatani Corp.	7,600	399,662
Iyogin Holdings, Inc.	75,200	521,678
Izumi Co. Ltd.(1)	18,300	477,249
J Front Retailing Co. Ltd.(1)	100,400	1,057,352
JAC Recruitment Co. Ltd.	4,200	77,595
Jaccs Co. Ltd.	6,100	212,152
JAFCO Group Co. Ltd.	19,500	249,990
Japan Airlines Co. Ltd.	5,300	109,147
Japan Airport Terminal Co. Ltd.	1,100	52,137
Japan Aviation Electronics Industry Ltd.	21,600	454,735
Japan Communications, Inc.(2)	43,500	67,476
Japan Display, Inc.(2)	9,900	2,646
Japan Electronic Materials Corp.	2,800	29,409
Japan Elevator Service Holdings Co. Ltd.	11,100	184,501
Japan Exchange Group, Inc.	52,800	921,241
Japan Lifeline Co. Ltd.	25,500	201,370
Japan Material Co. Ltd.	7,800	142,553
Japan Petroleum Exploration Co. Ltd.	9,500	312,428
Japan Post Bank Co. Ltd.	20,900	167,703
Japan Post Holdings Co. Ltd.	436,100	3,343,427
Japan Post Insurance Co. Ltd.	40,000	643,882
Japan Pulp & Paper Co. Ltd.	4,200	136,745
Japan Securities Finance Co. Ltd.	16,300	140,605
Japan Steel Works Ltd.	20,500	414,215
Japan Wool Textile Co. Ltd.	12,500	107,503
JBCC Holdings, Inc.	1,000	17,462
JCU Corp.	1,900	43,997
JDC Corp.	9,600	40,419
Jeol Ltd.	14,600	465,119
JFE Holdings, Inc.	295,200	4,663,600
JGC Holdings Corp.	48,900	652,844
JINUSHI Co. Ltd.(1)	3,500	44,857
JM Holdings Co. Ltd.	2,400	31,251
J-Oil Mills, Inc.	1,700	21,230
Joshin Denki Co. Ltd.	6,100	93,145
Joyful Honda Co. Ltd.	10,400	122,492
JP-Holdings, Inc.	17,000	38,026
JSB Co. Ltd.	1,300	49,702
JSP Corp.	2,500	33,715
JSR Corp.	53,700	1,498,822
JTEKT Corp.	59,700	539,530
JTOWER, Inc.(1)(2)	1,600	75,052
Juroku Financial Group, Inc.	16,100	404,798

Avantis International Equity ETF
	Shares	Value
Justsystems Corp.	15,300	$316,562
JVCKenwood Corp.	119,800	522,652
Kadokawa Corp.	3,800	89,298
Kaga Electronics Co. Ltd.	8,200	372,133
Kajima Corp.	237,900	3,973,583
Kakaku.com, Inc.	12,100	144,022
Kakiyasu Honten Co. Ltd.	1,700	29,481
Kamei Corp.	5,100	51,444
Kamigumi Co. Ltd.	22,600	509,037
Kanamoto Co. Ltd.	16,700	283,059
Kandenko Co. Ltd.	60,800	557,002
Kaneka Corp.	7,800	218,930
Kanematsu Corp.	182,000	2,561,811
Kansai Electric Power Co., Inc.	80,900	1,147,795
Kansai Paint Co. Ltd.	7,000	114,774
Kanto Denka Kogyo Co. Ltd.	21,300	121,799
Kao Corp.	32,200	1,243,810
Kato Sangyo Co. Ltd.	16,600	477,547
KAWADA TECHNOLOGIES, Inc.	1,000	41,723
Kawai Musical Instruments Manufacturing Co. Ltd.	400	9,324
Kawasaki Heavy Industries Ltd.	49,200	1,260,535
Kawasaki Kisen Kaisha Ltd.(1)	128,300	4,299,481
KDDI Corp.	226,100	6,721,369
KeePer Technical Laboratory Co. Ltd.	1,500	69,849
Keihan Holdings Co. Ltd.	2,900	82,737
Keihanshin Building Co. Ltd.	3,700	32,388
Keikyu Corp.	11,600	106,986
Keio Corp.	1,800	62,281
Keisei Electric Railway Co. Ltd.	3,400	130,192
KEIWA, Inc.	2,400	19,801
Keiyo Bank Ltd.	14,300	58,431
Kewpie Corp.	9,500	158,306
Keyence Corp.	10,300	4,276,266
KH Neochem Co. Ltd.	17,600	274,057
Kibun Foods, Inc.	700	5,496
Kikkoman Corp.	6,900	398,585
Kinden Corp.	8,500	116,817
Kintetsu Group Holdings Co. Ltd.	39,500	1,250,275
Kirin Holdings Co. Ltd.	70,000	982,747
Kissei Pharmaceutical Co. Ltd.	3,100	72,396
Kitz Corp.	28,800	208,310
Kiyo Bank Ltd.	20,100	208,271
Koa Corp.(1)	8,900	112,314
Kobayashi Pharmaceutical Co. Ltd.	600	29,625
Kobe Bussan Co. Ltd.	16,800	418,559
Kobe Steel Ltd.	161,100	2,020,856
Koei Tecmo Holdings Co. Ltd.	4,200	65,233
Kohnan Shoji Co. Ltd.	75,700	1,847,146
Koito Manufacturing Co. Ltd.	8,600	145,946
Kojima Co. Ltd.(1)	8,100	35,255
Kokuyo Co. Ltd.	11,300	175,581

Avantis International Equity ETF
	Shares	Value
Komatsu Ltd.	129,300	$3,679,645
KOMEDA Holdings Co. Ltd.	8,700	170,494
Komeri Co. Ltd.	16,200	342,062
Komori Corp.	11,000	82,857
Konami Group Corp.	10,800	626,715
Konica Minolta, Inc.	279,100	861,697
Konishi Co. Ltd.	5,300	90,548
Konoike Transport Co. Ltd.	6,600	92,406
Konoshima Chemical Co. Ltd.	3,100	34,806
Kose Corp.	500	41,467
Koshidaka Holdings Co. Ltd.	17,600	161,381
Kotobuki Spirits Co. Ltd.	200	15,682
Kotobukiya Co. Ltd.(1)	1,500	21,502
KPP Group Holdings Co. Ltd.	17,700	79,090
Krosaki Harima Corp.	600	39,200
K's Holdings Corp.	43,800	403,750
Kubota Corp.	98,200	1,580,382
Kumagai Gumi Co. Ltd.	25,700	574,388
Kumiai Chemical Industry Co. Ltd.	4,100	31,633
Kurabo Industries Ltd.	2,700	43,296
Kuraray Co. Ltd.	62,500	709,933
Kureha Corp.	3,800	223,136
Kurita Water Industries Ltd.	20,200	786,896
Kuriyama Holdings Corp.	3,800	22,548
Kusuri no Aoki Holdings Co. Ltd.	7,500	469,004
KYB Corp.	12,300	400,979
Kyocera Corp.	14,600	748,829
Kyoden Co. Ltd.(1)	4,600	18,876
Kyoei Steel Ltd.(1)	2,900	38,601
Kyokuto Kaihatsu Kogyo Co. Ltd.	7,100	88,317
Kyokuyo Co. Ltd.	1,200	31,301
Kyorin Pharmaceutical Co. Ltd.	900	10,951
Kyoritsu Maintenance Co. Ltd.	10,000	431,217
Kyowa Kirin Co. Ltd.	16,900	308,962
Kyudenko Corp.(1)	10,800	332,324
Kyushu Electric Power Co., Inc.(2)	44,400	292,571
Kyushu Financial Group, Inc.	97,300	476,043
Kyushu Leasing Service Co. Ltd.	2,800	16,261
Kyushu Railway Co.	14,100	307,177
Lasertec Corp.	4,600	715,022
Lawson, Inc.(1)	7,600	362,756
Leopalace21 Corp.(2)	66,200	166,104
Life Corp.(1)	9,600	239,356
Lifedrink Co., Inc.	3,600	101,762
LIKE, Inc.	1,200	12,547
Lintec Corp.	6,500	107,153
Lion Corp.	11,600	126,299
LITALICO, Inc.	4,000	60,175
Lixil Corp.	27,400	343,203
Look Holdings, Inc.	1,200	16,492
M&A Capital Partners Co. Ltd.(2)	1,800	34,836

Avantis International Equity ETF
	Shares	Value
M3, Inc.	32,100	$639,843
Mabuchi Motor Co. Ltd.	2,600	79,574
Macbee Planet, Inc.(1)(2)	500	64,008
Macnica Holdings, Inc.	29,900	1,398,978
Makino Milling Machine Co. Ltd.	70,500	3,367,353
Makita Corp.	4,300	117,872
Management Solutions Co. Ltd.	3,000	79,359
MarkLines Co. Ltd.	1,900	40,223
Marubeni Corp.	377,500	6,167,821
Marubun Corp.(1)	10,300	82,706
Marudai Food Co. Ltd.	1,500	17,590
Maruha Nichiro Corp.	13,800	240,827
Marui Group Co. Ltd.	38,000	657,733
Maruichi Steel Tube Ltd.	6,200	161,120
MARUKA FURUSATO Corp.	32,200	626,319
Marumae Co. Ltd.(1)	1,200	14,884
Marusan Securities Co. Ltd.	7,700	27,632
Maruwa Co. Ltd.	3,700	688,308
Maruzen Showa Unyu Co. Ltd.	4,300	116,832
Matsuda Sangyo Co. Ltd.	2,800	43,195
Matsui Securities Co. Ltd.(1)	19,000	104,497
MatsukiyoCocokara & Co.	5,220	307,356
Max Co. Ltd.	3,700	69,511
Maxell Ltd.	22,400	242,769
Maxvalu Tokai Co. Ltd.	800	15,339
Mazda Motor Corp.	338,600	3,527,844
McDonald's Holdings Co. Japan Ltd.(1)	8,600	342,212
MCJ Co. Ltd.	23,900	195,280
Mebuki Financial Group, Inc.	961,700	2,658,531
Medipal Holdings Corp.	21,400	366,745
MedPeer, Inc.(2)	100	747
Megachips Corp.	3,300	95,076
Megmilk Snow Brand Co. Ltd.	21,000	343,558
Meidensha Corp.	12,700	190,404
MEIJI Holdings Co. Ltd.	177,900	4,460,854
Meiko Electronics Co. Ltd.(1)	39,800	974,531
Meisei Industrial Co. Ltd.	6,500	42,784
Meitec Corp.	27,900	488,427
Meiwa Corp.	5,300	24,095
Members Co. Ltd.	1,400	12,295
Menicon Co. Ltd.	14,600	203,846
Mercari, Inc.(2)	2,300	52,305
Micronics Japan Co. Ltd.	17,800	265,874
Mie Kotsu Group Holdings, Inc.	4,600	18,979
Milbon Co. Ltd.	1,400	43,298
Mimasu Semiconductor Industry Co. Ltd.	17,500	344,791
MINEBEA MITSUMI, Inc.	219,100	3,714,979
MIRAIT ONE Corp.	36,300	480,785
Mirarth Holdings, Inc.	16,000	51,390
Miroku Jyoho Service Co. Ltd.	5,500	57,712
MISUMI Group, Inc.	36,300	632,334

Avantis International Equity ETF
	Shares	Value
Mito Securities Co. Ltd.	2,600	$7,655
Mitsuba Corp.	16,900	88,564
Mitsubishi Chemical Group Corp.	776,700	4,636,673
Mitsubishi Corp.	113,700	5,608,242
Mitsubishi Electric Corp.	153,000	1,993,295
Mitsubishi Estate Co. Ltd.	32,700	416,500
Mitsubishi Gas Chemical Co., Inc.	14,500	197,498
Mitsubishi HC Capital, Inc.	281,040	1,825,876
Mitsubishi Heavy Industries Ltd.	107,400	6,082,290
Mitsubishi Logisnext Co. Ltd.	15,500	145,364
Mitsubishi Logistics Corp.	73,700	1,957,056
Mitsubishi Materials Corp.	14,800	248,434
Mitsubishi Motors Corp.	230,700	902,393
Mitsubishi Pencil Co. Ltd.	6,600	87,370
Mitsubishi Research Institute, Inc.	3,300	113,679
Mitsubishi Shokuhin Co. Ltd.	9,200	251,899
Mitsubishi UFJ Financial Group, Inc., ADR(1)	1,181,584	9,369,961
Mitsui & Co. Ltd.	8,300	309,136
Mitsui Chemicals, Inc.	88,200	2,390,996
Mitsui E&S Co. Ltd.	20,000	68,673
Mitsui Fudosan Co. Ltd.	132,500	2,900,837
Mitsui High-Tec, Inc.(1)	2,500	169,644
Mitsui Matsushima Holdings Co. Ltd.(1)	5,300	104,971
Mitsui Mining & Smelting Co. Ltd.(1)	52,800	1,348,759
Mitsui OSK Lines Ltd.(1)	122,900	3,403,216
Mitsui-Soko Holdings Co. Ltd.	62,200	1,772,719
Miura Co. Ltd.	5,000	115,343
Mixi, Inc.	16,600	277,068
Miyaji Engineering Group, Inc.	300	12,132
Miyazaki Bank Ltd.	4,600	82,635
Mizuho Financial Group, Inc., ADR	1,412,605	4,633,344
Mizuho Leasing Co. Ltd.	20,400	673,041
Mizuno Corp.	4,400	140,323
Mochida Pharmaceutical Co. Ltd.	2,300	53,171
Monex Group, Inc.	18,200	65,218
Monogatari Corp.	24,800	810,283
MonotaRO Co. Ltd.	10,400	122,827
Morinaga & Co. Ltd.	12,200	443,378
Morinaga Milk Industry Co. Ltd.	18,500	757,202
Morita Holdings Corp.	6,300	70,841
MS&AD Insurance Group Holdings, Inc.	125,000	4,488,953
Murata Manufacturing Co. Ltd.	48,000	2,685,277
Musashi Seimitsu Industry Co. Ltd.	17,900	212,751
Musashino Bank Ltd.	9,000	163,108
Nabtesco Corp.	14,600	276,052
Nachi-Fujikoshi Corp.	4,100	112,838
Nafco Co. Ltd.	3,500	45,928
Nagano Keiki Co. Ltd.	3,200	58,270
Nagase & Co. Ltd.	17,800	305,038
Nagoya Railroad Co. Ltd.	17,100	274,620
Nakayama Steel Works Ltd.	3,300	20,952

Avantis International Equity ETF
	Shares	Value
Namura Shipbuilding Co. Ltd.	38,900	$244,292
Nankai Electric Railway Co. Ltd.	14,100	296,219
Nanto Bank Ltd.	10,100	183,974
NEC Capital Solutions Ltd.	3,300	72,023
NEC Corp.	62,500	3,294,429
NEC Networks & System Integration Corp.	4,200	56,004
NET One Systems Co. Ltd.	28,700	562,347
Neturen Co. Ltd.	4,800	33,231
Nexon Co. Ltd.	14,300	290,114
Nextage Co. Ltd.	20,700	465,967
NGK Insulators Ltd.	46,400	615,552
NH Foods Ltd.	24,600	763,184
NHK Spring Co. Ltd.	116,600	904,011
Nichias Corp.	23,500	491,506
Nichicon Corp.	18,900	182,378
Nichiha Corp.	8,500	182,143
Nichirei Corp.	22,300	527,596
Nichireki Co. Ltd.	7,900	112,985
Nidec Corp.	6,218	323,550
Nifco, Inc.	15,000	442,137
Nihon Dempa Kogyo Co. Ltd.(1)	13,000	138,453
Nihon M&A Center Holdings, Inc.	7,100	39,439
Nihon Parkerizing Co. Ltd.	7,500	59,798
Nikkiso Co. Ltd.	10,800	74,632
Nikkon Holdings Co. Ltd.	21,900	499,106
Nikon Corp.	17,700	190,897
Nintendo Co. Ltd.	94,000	4,030,427
Nippn Corp.	9,500	135,072
Nippon Carbon Co. Ltd.	3,300	100,485
Nippon Chemical Industrial Co. Ltd.	1,300	16,812
Nippon Chemi-Con Corp.(2)	4,300	41,386
Nippon Coke & Engineering Co. Ltd.(2)	46,500	36,057
Nippon Denko Co. Ltd.	30,600	58,366
Nippon Densetsu Kogyo Co. Ltd.	11,200	164,023
Nippon Electric Glass Co. Ltd.	26,700	471,149
NIPPON EXPRESS HOLDINGS, Inc.	31,100	1,615,004
Nippon Gas Co. Ltd.	11,000	171,223
Nippon Kayaku Co. Ltd.	14,800	132,533
Nippon Light Metal Holdings Co. Ltd.	10,120	107,751
Nippon Paint Holdings Co. Ltd.	3,500	27,043
Nippon Paper Industries Co. Ltd.(2)	23,500	210,185
Nippon Parking Development Co. Ltd.	50,500	75,912
Nippon Pillar Packing Co. Ltd.	11,300	325,720
Nippon Road Co. Ltd.	1,100	72,768
Nippon Sanso Holdings Corp.	5,000	120,561
Nippon Seiki Co. Ltd.	9,400	70,706
Nippon Seisen Co. Ltd.	700	22,841
Nippon Sheet Glass Co. Ltd.(2)	55,800	292,829
Nippon Shinyaku Co. Ltd.	2,600	113,819
Nippon Shokubai Co. Ltd.	6,800	258,772
Nippon Signal Company Ltd.	1,200	7,948

Avantis International Equity ETF
	Shares	Value
Nippon Soda Co. Ltd.	6,800	$251,498
Nippon Steel Corp.	267,400	6,323,561
Nippon Telegraph & Telephone Corp.	3,567,300	4,118,931
Nippon Television Holdings, Inc.	16,300	151,863
Nippon Thompson Co. Ltd.(1)	12,000	46,292
Nippon Yakin Kogyo Co. Ltd.(1)	3,400	104,826
Nippon Yusen KK(1)	185,400	4,932,454
Nipro Corp.	68,700	568,948
Nishimatsu Construction Co. Ltd.	5,600	142,039
Nishi-Nippon Financial Holdings, Inc.	45,700	472,917
Nishi-Nippon Railroad Co. Ltd.	14,700	274,443
Nishio Holdings Co. Ltd.	12,100	295,054
Nissan Chemical Corp.	14,100	603,905
Nissan Motor Co. Ltd.	368,800	1,568,217
Nissan Shatai Co. Ltd.	9,000	55,935
Nissei ASB Machine Co. Ltd.	1,000	29,617
Nissha Co. Ltd.	6,700	81,116
Nisshin Oillio Group Ltd.	9,200	263,912
Nisshin Seifun Group, Inc.	12,700	167,495
Nisshinbo Holdings, Inc.	35,900	266,641
Nissin Corp.	3,800	67,281
Nissin Foods Holdings Co. Ltd.	2,900	253,264
Nisso Corp.	4,400	25,276
Nissui Corp.	74,600	391,708
Niterra Co. Ltd.	39,300	912,020
Nitori Holdings Co. Ltd.	4,500	512,225
Nitta Corp.	2,800	63,587
Nittetsu Mining Co. Ltd.	5,800	203,183
Nitto Boseki Co. Ltd.	3,900	107,118
Nitto Denko Corp.	76,900	5,246,313
Nittoc Construction Co. Ltd.	2,600	19,255
Noevir Holdings Co. Ltd.	800	31,245
NOF Corp.	3,800	171,405
Nohmi Bosai Ltd.	3,100	37,688
Nojima Corp.	27,900	244,895
NOK Corp.(1)	39,800	557,677
Nomura Co. Ltd.	8,600	50,410
Nomura Micro Science Co. Ltd.(1)	2,800	111,999
Noritake Co. Ltd.	2,400	99,293
Noritsu Koki Co. Ltd.	6,400	129,536
Noritz Corp.	10,800	118,557
North Pacific Bank Ltd.	76,500	160,953
NS Solutions Corp.	300	8,132
NS United Kaiun Kaisha Ltd.(1)	4,100	114,434
NSD Co. Ltd.	5,500	96,531
NSK Ltd.	44,800	260,796
NTN Corp.(1)	198,800	394,613
NTT Data Corp.	159,900	2,149,969
Obayashi Corp.	239,400	2,168,185
Obic Co. Ltd.	3,500	608,538
Odakyu Electric Railway Co. Ltd.	66,900	994,775

Avantis International Equity ETF
	Shares	Value
Ogaki Kyoritsu Bank Ltd.	4,800	$66,237
Ohsho Food Service Corp.	400	19,287
Oiles Corp.	1,800	25,534
Oji Holdings Corp.	170,700	698,224
Okamoto Industries, Inc.	300	9,624
Okamoto Machine Tool Works Ltd.	1,800	68,584
Okamura Corp.	12,200	181,867
Okasan Securities Group, Inc.	31,200	123,278
Oki Electric Industry Co. Ltd.	13,600	84,256
Okinawa Cellular Telephone Co.	8,300	179,652
Okinawa Electric Power Co., Inc.(2)	9,175	72,069
Okinawa Financial Group, Inc.	2,600	40,206
OKUMA Corp.	3,800	177,999
Okumura Corp.	46,800	1,463,133
Okura Industrial Co. Ltd.	1,700	30,167
Olympus Corp.	119,600	1,615,366
Omron Corp.	6,600	318,466
Ono Pharmaceutical Co. Ltd.	57,000	1,076,840
Onoken Co. Ltd.	2,600	30,001
Onward Holdings Co. Ltd.	47,800	170,870
Open House Group Co. Ltd.	19,000	641,833
Optorun Co. Ltd.	10,600	141,947
Oracle Corp. Japan	2,200	153,664
Organo Corp.	5,600	155,424
Orient Corp.	7,520	57,051
Oriental Land Co. Ltd.	41,300	1,487,676
Oriental Shiraishi Corp.	61,100	137,214
ORIX Corp., ADR	53,478	4,968,106
Oro Co. Ltd.	2,400	34,887
Osaka Gas Co. Ltd.	16,100	257,027
Osaka Organic Chemical Industry Ltd.	4,100	72,727
Osaka Soda Co. Ltd.	18,500	886,312
Osaka Steel Co. Ltd.	2,100	24,220
OSAKA Titanium Technologies Co. Ltd.	12,000	274,107
Osaki Electric Co. Ltd.	4,600	20,100
OSG Corp.	25,100	316,285
Otsuka Corp.	12,900	574,926
Otsuka Holdings Co. Ltd.	14,200	539,482
Outsourcing, Inc.	26,500	207,460
Pacific Industrial Co. Ltd.	16,100	157,557
Pack Corp.	2,400	51,208
PAL GROUP Holdings Co. Ltd.	29,200	411,833
PALTAC Corp.	8,700	286,568
Pan Pacific International Holdings Corp.	119,700	2,385,043
Panasonic Holdings Corp.	384,200	4,422,161
Paramount Bed Holdings Co. Ltd.	13,300	215,417
Park24 Co. Ltd.(2)	9,600	135,399
Pasona Group, Inc.	7,000	78,472
PCA Corp.	300	2,534
Pegasus Co. Ltd.(1)	6,300	25,655
Penta-Ocean Construction Co. Ltd.	216,600	1,287,324

Avantis International Equity ETF
	Shares	Value
Persol Holdings Co. Ltd.	27,800	$475,140
Pigeon Corp.	1,300	15,069
Pilot Corp.	6,400	206,022
Piolax, Inc.	7,700	123,358
Plus Alpha Consulting Co. Ltd.	3,200	62,535
Pola Orbis Holdings, Inc.	1,700	21,943
Pole To Win Holdings, Inc.	5,600	26,736
Premium Group Co. Ltd.	9,200	102,942
Press Kogyo Co. Ltd.(1)	53,200	244,354
Pressance Corp.	1,900	24,928
Prestige International, Inc.	21,900	88,288
Prima Meat Packers Ltd.	7,100	123,391
Procrea Holdings, Inc.	6,200	85,344
Qol Holdings Co. Ltd.	5,400	71,277
Quick Co. Ltd.	1,500	21,971
Raccoon Holdings, Inc.	3,300	17,114
Raito Kogyo Co. Ltd.	18,300	255,657
Raiznext Corp.	5,200	50,328
Rakus Co. Ltd.	5,200	84,515
Rakuten Group, Inc.	77,500	301,556
RaQualia Pharma, Inc.(2)	800	4,174
Rasa Industries Ltd.	2,200	30,477
Recruit Holdings Co. Ltd.	102,600	3,654,865
Relo Group, Inc.	82,600	967,496
Remixpoint, Inc.(1)	26,200	39,630
Renesas Electronics Corp.(2)	124,500	2,074,128
Rengo Co. Ltd.	33,800	229,671
Resona Holdings, Inc.	657,156	3,481,299
Resonac Holdings Corp.	23,100	375,419
Resorttrust, Inc.	36,700	588,349
Restar Holdings Corp.	3,300	54,695
Retail Partners Co. Ltd.(1)	4,500	49,751
Ricoh Co. Ltd.	259,400	2,113,174
Ricoh Leasing Co. Ltd.	6,600	194,332
Riken Corp.	2,500	56,432
Riken Keiki Co. Ltd.	4,100	148,377
Riken Technos Corp.	5,400	26,636
Riken Vitamin Co. Ltd.	2,800	44,413
Rinnai Corp.	7,800	151,049
Riso Kagaku Corp.	200	3,129
Riso Kyoiku Co. Ltd.	35,300	60,135
Rohm Co. Ltd.(1)	11,100	925,825
Rohto Pharmaceutical Co. Ltd.	72,100	1,875,784
Roland DG Corp.	3,300	78,363
Round One Corp.	118,000	480,477
Royal Holdings Co. Ltd.	2,000	36,505
RPA Holdings, Inc.(2)	100	246
Ryobi Ltd.(1)	19,400	377,246
Ryoden Corp.	4,400	71,718
Ryohin Keikaku Co. Ltd.(1)	35,300	455,098
Ryosan Co. Ltd.	9,800	284,898

Avantis International Equity ETF
	Shares	Value
S Foods, Inc.	11,200	$257,884
Sakai Chemical Industry Co. Ltd.	2,500	33,714
Sakai Moving Service Co. Ltd.	2,800	104,416
Sakata INX Corp.	6,000	56,229
Sala Corp.	17,000	87,163
San Holdings, Inc.	400	6,016
San ju San Financial Group, Inc.	300	3,594
San-A Co. Ltd.	1,700	57,344
San-Ai Obbli Co. Ltd.	22,100	254,152
Sangetsu Corp.	25,900	536,832
San-In Godo Bank Ltd.	41,600	261,850
Sanki Engineering Co. Ltd.	8,600	95,158
Sankyo Co. Ltd.	51,500	2,242,708
Sankyu, Inc.	18,500	645,013
Sanoh Industrial Co. Ltd.	3,200	20,136
Santen Pharmaceutical Co. Ltd.	45,900	425,988
Sanwa Holdings Corp.	117,700	1,790,974
Sanyo Chemical Industries Ltd.	1,800	51,150
Sanyo Denki Co. Ltd.	2,800	136,665
Sanyo Electric Railway Co. Ltd.	1,800	27,544
Sanyo Shokai Ltd.	3,000	41,046
Sanyo Special Steel Co. Ltd.	4,700	89,740
Sanyo Trading Co. Ltd.	100	922
Sato Holdings Corp.	5,800	84,029
Sawai Group Holdings Co. Ltd.	11,100	355,695
SB Technology Corp.	3,000	49,215
SBI Holdings, Inc.	99,400	2,028,847
SBS Holdings, Inc.	6,800	142,772
SCREEN Holdings Co. Ltd.	23,200	2,362,032
Scroll Corp.	5,700	39,361
SCSK Corp.	20,400	353,622
Secom Co. Ltd.	12,000	839,853
Sega Sammy Holdings, Inc.	15,100	301,348
Seibu Holdings, Inc.	25,600	270,725
Seika Corp.	1,100	15,988
Seikagaku Corp.	1,800	9,888
Seikitokyu Kogyo Co. Ltd.(1)	9,200	105,073
Seiko Epson Corp.	59,700	934,806
Seiko Group Corp.	19,700	363,206
Seino Holdings Co. Ltd.	53,100	773,521
Seiren Co. Ltd.(1)	11,200	184,675
Sekisui Chemical Co. Ltd.	232,800	3,570,539
Sekisui House Ltd.	43,400	884,466
Sekisui Jushi Corp.	6,500	112,210
Senko Group Holdings Co. Ltd.	42,400	296,845
Senshu Electric Co. Ltd.	4,500	118,494
Senshu Ikeda Holdings, Inc.	40,600	73,775
Seria Co. Ltd.	14,900	235,301
Seven & i Holdings Co. Ltd.(1)	111,800	4,587,283
Seven Bank Ltd.	155,700	331,156
SG Holdings Co. Ltd.	25,100	362,566

Avantis International Equity ETF
	Shares	Value
Sharp Corp.(2)	19,200	$118,192
Shibaura Electronics Co. Ltd.	900	40,242
Shibaura Mechatronics Corp.(1)	2,100	369,816
SHIFT, Inc.(2)	300	61,692
Shiga Bank Ltd.	16,900	377,786
Shikoku Bank Ltd.	3,300	21,012
Shikoku Electric Power Co., Inc.(2)	5,400	38,887
Shikoku Kasei Holdings Corp.	3,300	33,020
Shimadzu Corp.	24,700	725,852
Shimamura Co. Ltd.	3,300	340,143
Shimano, Inc.	2,400	352,056
Shimizu Corp.	161,900	1,089,254
Shin Nippon Air Technologies Co. Ltd.	300	5,090
Shin Nippon Biomedical Laboratories Ltd.(1)	5,500	85,156
Shinagawa Refractories Co. Ltd.	1,200	57,811
Shindengen Electric Manufacturing Co. Ltd.	1,500	31,950
Shin-Etsu Chemical Co. Ltd.	299,000	9,530,250
Shin-Etsu Polymer Co. Ltd.	1,900	17,885
Shinko Electric Industries Co. Ltd.	16,700	683,383
Shinmaywa Industries Ltd.	15,500	150,097
Shinnihon Corp.	4,700	39,721
Shinsho Corp.(1)	2,400	93,516
Shinwa Co. Ltd.	1,400	21,553
Shionogi & Co. Ltd.	13,700	601,695
Ship Healthcare Holdings, Inc.	23,300	395,326
Shiseido Co. Ltd.	19,032	772,304
Shizuoka Financial Group, Inc.	35,600	289,291
SHO-BOND Holdings Co. Ltd.	2,300	92,645
Shoei Co. Ltd.(1)	13,100	221,779
Shofu, Inc.	1,000	14,694
Showa Sangyo Co. Ltd.	2,000	41,101
SIGMAXYZ Holdings, Inc.	6,200	69,591
Siix Corp.	9,000	97,236
Sinanen Holdings Co. Ltd.	1,300	35,792
Sinfonia Technology Co. Ltd.	10,400	112,472
Sinko Industries Ltd.	2,800	38,723
Sintokogio Ltd.	13,300	99,202
SKY Perfect JSAT Holdings, Inc.	45,500	206,844
Skylark Holdings Co. Ltd.(2)	4,900	68,574
SMC Corp.	1,895	921,199
SMS Co. Ltd.	7,800	150,215
Soda Nikka Co. Ltd.	6,700	42,186
Sodick Co. Ltd.	10,600	49,998
Softbank Corp.	273,500	3,136,690
SoftBank Group Corp.	58,800	2,635,206
Softcreate Holdings Corp.	4,000	48,288
Sohgo Security Services Co. Ltd.	34,000	216,804
Sojitz Corp.(1)	164,780	3,540,233
Soken Chemical & Engineering Co. Ltd.	1,000	12,416
Soliton Systems KK	200	1,579
Sompo Holdings, Inc.	59,400	2,584,939

Avantis International Equity ETF
	Shares	Value
Sony Group Corp., ADR	146,004	$12,146,073
Sotetsu Holdings, Inc.	27,300	533,530
Sparx Group Co. Ltd.	4,840	49,878
S-Pool, Inc.(1)	13,100	43,672
Square Enix Holdings Co. Ltd.	5,500	208,770
SRA Holdings	300	7,002
Stanley Electric Co. Ltd.	10,000	175,429
Star Micronics Co. Ltd.	8,600	110,971
Starts Corp., Inc.	11,000	230,832
Starzen Co. Ltd.	600	10,593
Stella Chemifa Corp.	2,500	53,174
Strike Co. Ltd.	1,300	28,509
Studio Alice Co. Ltd.(1)	2,000	29,195
Subaru Corp.	138,600	2,664,360
Sugi Holdings Co. Ltd.(1)	2,100	94,247
SUMCO Corp.	183,500	2,450,779
Sumida Corp.	17,300	196,508
Sumitomo Bakelite Co. Ltd.	4,900	231,524
Sumitomo Chemical Co. Ltd.	798,900	2,211,615
Sumitomo Corp.	108,200	2,225,285
Sumitomo Densetsu Co. Ltd.	2,700	53,704
Sumitomo Electric Industries Ltd.	178,200	2,181,578
Sumitomo Forestry Co. Ltd.	16,500	464,329
Sumitomo Heavy Industries Ltd.	23,700	593,193
Sumitomo Metal Mining Co. Ltd.	23,700	735,497
Sumitomo Mitsui Construction Co. Ltd.	45,200	125,667
Sumitomo Mitsui Financial Group, Inc., ADR	827,920	7,534,072
Sumitomo Mitsui Trust Holdings, Inc.	85,000	3,183,998
Sumitomo Osaka Cement Co. Ltd.	70,000	1,923,771
Sumitomo Pharma Co. Ltd.	34,900	121,538
Sumitomo Realty & Development Co. Ltd.	41,000	1,048,096
Sumitomo Riko Co. Ltd.	14,100	104,856
Sumitomo Rubber Industries Ltd.	79,600	838,882
Sumitomo Seika Chemicals Co. Ltd.	5,400	167,604
Sumitomo Warehouse Co. Ltd.	26,200	449,106
Sun Frontier Fudousan Co. Ltd.	9,400	93,101
Sundrug Co. Ltd.	29,200	863,147
Suntory Beverage & Food Ltd.	10,400	334,614
Sun-Wa Technos Corp.	4,000	59,949
Suruga Bank Ltd.	72,300	300,996
Suzuken Co. Ltd.	19,100	566,163
Suzuki Motor Corp.	45,100	1,772,088
SWCC Corp.	9,100	122,574
Sysmex Corp.	5,600	297,139
Systena Corp.	49,700	91,998
T RAD Co. Ltd.	1,400	20,280
T&D Holdings, Inc.	122,700	1,944,724
Tachibana Eletech Co. Ltd.	8,600	156,736
Tachi-S Co. Ltd.	19,100	229,368
Tadano Ltd.	17,200	139,423
Taihei Dengyo Kaisha Ltd.	4,400	118,063

Avantis International Equity ETF
	Shares	Value
Taiheiyo Cement Corp.	73,300	$1,405,411
Taikisha Ltd.	12,100	380,218
Taisei Corp.	80,400	2,705,941
Taisei Lamick Co. Ltd.	200	4,233
Taisho Pharmaceutical Holdings Co. Ltd.	1,300	53,703
Taiyo Holdings Co. Ltd.	6,400	115,375
Taiyo Yuden Co. Ltd.	93,400	2,596,538
Takamatsu Construction Group Co. Ltd.	4,500	80,615
Takaoka Toko Co. Ltd.	2,800	42,578
Takara & Co. Ltd.	2,300	37,079
Takara Bio, Inc.	16,800	164,529
Takara Holdings, Inc.	14,800	127,607
Takara Standard Co. Ltd.(1)	15,400	205,226
Takasago International Corp.	2,500	49,315
Takasago Thermal Engineering Co. Ltd.	28,700	577,263
Takashimaya Co. Ltd.(1)	75,200	1,128,999
Takeda Pharmaceutical Co. Ltd., ADR(1)	186,071	2,865,493
Takeuchi Manufacturing Co. Ltd.	16,900	536,659
Takuma Co. Ltd.	6,600	73,045
Tama Home Co. Ltd.	6,700	163,264
Tamron Co. Ltd.(1)	12,200	376,677
Tanseisha Co. Ltd.	4,800	25,732
Tayca Corp.	200	1,837
TBS Holdings, Inc.	3,700	65,405
TDC Soft, Inc.	200	2,326
TDK Corp.	93,300	3,395,850
TechMatrix Corp.	8,500	95,858
TechnoPro Holdings, Inc.	14,700	360,525
Teijin Ltd.	262,700	2,667,465
Teikoku Electric Manufacturing Co. Ltd.	4,400	76,545
Tekken Corp.	2,600	36,000
Tenma Corp.	1,800	31,718
Tera Probe, Inc.	2,900	87,699
Terumo Corp.	12,800	387,295
T-Gaia Corp.	6,300	75,743
THK Co. Ltd.	24,700	451,077
TIS, Inc.	119,700	2,822,091
TKC Corp.	4,300	108,552
Toa Corp.	4,300	106,427
TOA ROAD Corp.	2,500	85,772
Toagosei Co. Ltd.	18,100	172,441
Tobishima Corp.	3,300	29,757
Tobu Railway Co. Ltd.	46,700	1,280,247
TOC Co. Ltd.	3,500	14,884
Tocalo Co. Ltd.	23,300	228,669
Tochigi Bank Ltd.	18,200	36,671
Toda Corp.	104,700	588,925
Toei Animation Co. Ltd.	200	16,854
Toei Co. Ltd.	500	59,478
Toho Bank Ltd.	24,600	46,766
Toho Co. Ltd.	2,400	91,475

Avantis International Equity ETF
	Shares	Value
Toho Holdings Co. Ltd.(1)	34,500	$690,386
Tohoku Electric Power Co., Inc.(2)	41,900	292,322
Tokai Carbon Co. Ltd.	25,700	202,985
Tokai Corp.	1,400	18,143
TOKAI Holdings Corp.	48,100	312,181
Tokai Rika Co. Ltd.	22,700	354,898
Tokai Tokyo Financial Holdings, Inc.	55,900	172,226
Token Corp.	1,700	89,481
Tokio Marine Holdings, Inc.	275,600	6,082,077
Tokushu Tokai Paper Co. Ltd.	100	2,225
Tokuyama Corp.	17,500	279,140
Tokyo Century Corp.	4,400	168,868
Tokyo Electric Power Co. Holdings, Inc.(2)	384,700	1,685,364
Tokyo Electron Ltd.	55,400	8,228,320
Tokyo Gas Co. Ltd.	46,000	1,064,466
Tokyo Kiraboshi Financial Group, Inc.	17,500	461,592
Tokyo Ohka Kogyo Co. Ltd.	7,100	479,922
Tokyo Rope Manufacturing Co. Ltd.	2,600	20,845
Tokyo Steel Manufacturing Co. Ltd.	23,400	262,784
Tokyo Tatemono Co. Ltd.	39,000	512,010
Tokyotokeiba Co. Ltd.(1)	7,500	202,548
Tokyu Construction Co. Ltd.	32,800	172,924
Tokyu Corp.	27,700	350,034
Tokyu Fudosan Holdings Corp.	93,700	582,435
TOMONY Holdings, Inc.	24,600	69,661
Tomy Co. Ltd.	47,400	769,119
Topcon Corp.	41,700	501,927
Toppan, Inc.	47,500	1,147,406
Topre Corp.	17,700	210,582
Topy Industries Ltd.	2,100	32,784
Toray Industries, Inc.	531,800	2,867,290
Toridoll Holdings Corp.	47,500	1,297,789
Torii Pharmaceutical Co. Ltd.	1,300	33,470
Torikizoku Holdings Co. Ltd.	2,900	61,115
Torishima Pump Manufacturing Co. Ltd.	3,100	40,335
Toshiba Corp.	26,400	834,320
Toshiba TEC Corp.	4,100	99,694
Tosoh Corp.	49,600	641,814
Totech Corp.	2,500	89,878
Totetsu Kogyo Co. Ltd.	8,100	152,739
TOTO Ltd.	6,400	175,513
Towa Corp.	1,800	45,311
Toyo Construction Co. Ltd.	18,500	140,846
Toyo Corp.	1,900	17,666
Toyo Engineering Corp.(2)	7,700	33,965
Toyo Gosei Co. Ltd.(1)	800	40,759
Toyo Ink SC Holdings Co. Ltd.	6,800	105,917
Toyo Kanetsu KK	2,800	64,663
Toyo Securities Co. Ltd.	2,800	6,242
Toyo Seikan Group Holdings Ltd.	56,000	1,013,513
Toyo Suisan Kaisha Ltd.	3,100	127,818

Avantis International Equity ETF
	Shares	Value
Toyo Tanso Co. Ltd.	3,100	$126,637
Toyo Tire Corp.	62,600	942,461
Toyobo Co. Ltd.	20,100	145,876
Toyoda Gosei Co. Ltd.	29,700	640,654
Toyota Boshoku Corp.	7,700	145,518
Toyota Industries Corp.	8,300	586,050
Toyota Motor Corp., ADR(1)	106,421	18,318,247
Toyota Tsusho Corp.	39,500	2,351,380
TPR Co. Ltd.	6,300	79,061
Trancom Co. Ltd.	1,600	82,681
Transcosmos, Inc.	12,300	269,233
TRE Holdings Corp.	13,196	106,381
Trend Micro, Inc.	73,200	3,106,730
Trusco Nakayama Corp.	25,200	444,141
TS Tech Co. Ltd.	29,400	347,762
TSI Holdings Co. Ltd.	17,400	86,489
Tsubakimoto Chain Co.	17,300	456,661
Tsuburaya Fields Holdings, Inc.(1)	19,800	354,436
Tsukuba Bank Ltd.	33,500	55,602
Tsumura & Co.	1,300	24,497
Tsuruha Holdings, Inc.	2,000	146,324
Tsuzuki Denki Co. Ltd.	100	1,614
TV Asahi Holdings Corp.	9,100	103,492
Tv Tokyo Holdings Corp.	2,800	59,164
UACJ Corp.	9,600	206,259
UBE Corp.	26,100	440,252
Uchida Yoko Co. Ltd.	2,700	120,422
Ulvac, Inc.	2,500	96,878
Unicharm Corp.	9,500	378,989
Unipres Corp.	14,100	118,918
United Arrows Ltd.	13,400	198,644
United Super Markets Holdings, Inc.(1)	6,600	50,699
UNITED, Inc.	400	2,628
Universal Entertainment Corp.	8,000	130,592
Usen-Next Holdings Co. Ltd.	3,000	72,043
Ushio, Inc.	6,100	76,882
USS Co. Ltd.	142,300	2,484,871
UT Group Co. Ltd.(2)	4,500	74,820
Valor Holdings Co. Ltd.	13,100	195,374
Valqua Ltd.(1)	9,500	282,858
Vector, Inc.	12,700	117,010
Vertex Corp.	4,200	43,593
Vital KSK Holdings, Inc.	5,700	38,285
VT Holdings Co. Ltd.	25,500	89,571
Wacoal Holdings Corp.	7,400	162,745
Wakachiku Construction Co. Ltd.	3,300	68,182
Wakita & Co. Ltd.	6,400	58,907
Warabeya Nichiyo Holdings Co. Ltd.	3,900	72,903
WDB Holdings Co. Ltd.	1,400	20,001
Welcia Holdings Co. Ltd.(1)	10,200	187,652
West Holdings Corp.(1)	1,300	25,254

Avantis International Equity ETF
	Shares	Value
West Japan Railway Co.	7,300	$316,046
Will Group, Inc.	200	1,515
World Co. Ltd.	9,000	100,001
Xebio Holdings Co. Ltd.	4,500	31,504
Yahagi Construction Co. Ltd.	4,300	36,985
Yakult Honsha Co. Ltd.	17,900	937,847
YAKUODO Holdings Co. Ltd.	1,000	17,615
YAMABIKO Corp.	8,600	86,918
Yamada Holdings Co. Ltd.	305,700	961,644
Yamae Group Holdings Co. Ltd.	8,400	232,380
Yamagata Bank Ltd.	2,500	18,906
Yamaguchi Financial Group, Inc.	73,800	585,525
Yamaha Corp.	3,900	120,293
Yamaha Motor Co. Ltd.	131,000	3,389,790
Yamaichi Electronics Co. Ltd.	10,300	129,931
Yamato Holdings Co. Ltd.	25,200	473,351
Yamato Kogyo Co. Ltd.	3,900	187,991
Yamazaki Baking Co. Ltd.	50,900	964,751
Yamazen Corp.	16,500	129,321
Yaoko Co. Ltd.(1)	8,100	426,942
Yaskawa Electric Corp.(1)	14,100	552,822
Yellow Hat Ltd.	12,800	165,837
Yodogawa Steel Works Ltd.	3,600	84,204
Yokogawa Bridge Holdings Corp.	17,000	322,103
Yokogawa Electric Corp.	11,700	231,671
Yokohama Rubber Co. Ltd.	25,000	507,977
Yokorei Co. Ltd.	13,800	125,109
Yokowo Co. Ltd.	1,900	21,960
Yonex Co. Ltd.	11,300	109,110
Yotai Refractories Co. Ltd.	100	1,030
Yuasa Trading Co. Ltd.	32,700	959,745
Yurtec Corp.	3,100	19,624
Z Holdings Corp.	77,800	233,623
Zenkoku Hosho Co. Ltd.	8,200	284,097
Zenrin Co. Ltd.	4,900	30,600
Zensho Holdings Co. Ltd.	15,267	719,725
Zeon Corp.(1)	26,600	292,878
ZERIA Pharmaceutical Co. Ltd.	6,400	105,957
ZIGExN Co. Ltd.	7,900	31,316
ZOZO, Inc.	8,400	167,757
Zuiko Corp.(1)	2,700	25,588
		679,990,636
Netherlands — 3.6%
Aalberts NV	50,112	2,081,637
ABN AMRO Bank NV, CVA	221,391	3,256,640
Adyen NV(2)	4,063	3,392,692
Aegon NV, NY Shares	613,753	3,117,865
AerCap Holdings NV(2)	65,637	4,037,988
Akzo Nobel NV	42,862	3,479,687
Allfunds Group PLC	53,538	316,768
AMG Critical Materials NV	22,456	761,500

Avantis International Equity ETF
	Shares	Value
Arcadis NV	14,785	$692,026
ASM International NV	10,932	5,262,329
ASML Holding NV, NY Shares	38,412	25,372,278
ASR Nederland NV	84,326	3,687,119
Basic-Fit NV(1)(2)	35,619	1,085,437
BE Semiconductor Industries NV(1)	31,658	3,633,863
Beter Bed Holding NV	3,278	20,430
Brunel International NV	7,638	102,964
Coca-Cola Europacific Partners PLC	41,896	2,685,953
Constellium SE(2)	20,377	366,786
DSM-Firmenich AG	22,095	2,043,809
Flow Traders Ltd.	10,254	207,689
ForFarmers NV(1)	6,503	17,258
Fugro NV(2)	57,890	975,497
Heijmans NV, CVA	13,849	166,541
Heineken Holding NV	1,152	92,187
Heineken NV(1)	26,152	2,542,247
IMCD NV	4,118	567,181
ING Groep NV, ADR(1)	786,122	11,123,626
InPost SA(2)	49,743	584,541
Just Eat Takeaway.com NV(2)	29,772	418,176
Kendrion NV	1,847	28,869
Koninklijke Ahold Delhaize NV	316,400	10,349,445
Koninklijke BAM Groep NV	130,214	277,365
Koninklijke KPN NV	1,124,432	3,934,831
Koninklijke Philips NV, NY Shares(1)(2)	69,395	1,549,590
Koninklijke Vopak NV	58,953	2,125,478
NN Group NV(1)	88,477	3,405,966
OCI NV(2)	66,600	1,684,399
Ordina NV	8,994	55,904
Pharming Group NV(1)(2)	86,458	109,840
Prosus NV(2)	54,054	3,728,342
Randstad NV	10,513	616,956
SBM Offshore NV	14,903	215,906
SIF Holding NV(1)(2)	702	8,546
Sligro Food Group NV	8,042	154,703
TKH Group NV, CVA	22,084	1,016,640
Universal Music Group NV	67,942	1,684,499
Van Lanschot Kempen NV	10,300	305,005
Wolters Kluwer NV	22,386	2,697,296
		116,042,294
New Zealand — 0.3%
a2 Milk Co. Ltd.(1)(2)	95,348	283,881
Air New Zealand Ltd.(2)	441,352	211,884
Arvida Group Ltd.	63,083	46,333
Auckland International Airport Ltd.(2)	133,524	621,686
Channel Infrastructure NZ Ltd.	2,544	2,427
Chorus Ltd.	356,402	1,704,806
Contact Energy Ltd.	109,427	546,211
EBOS Group Ltd.	14,127	319,661
Fisher & Paykel Healthcare Corp. Ltd.	25,846	349,069

Avantis International Equity ETF
	Shares	Value
Fletcher Building Ltd.	126,399	$363,855
Genesis Energy Ltd.	53,599	81,038
Hallenstein Glasson Holdings Ltd.	3,630	13,368
Heartland Group Holdings Ltd.	37,754	40,303
Infratil Ltd.	46,257	278,562
KMD Brands Ltd.(1)	94,852	46,948
Mercury NZ Ltd.	57,250	211,868
Meridian Energy Ltd.	37,261	119,191
NZX Ltd.	4,193	2,896
Oceania Healthcare Ltd.	83,326	37,757
Restaurant Brands New Zealand Ltd.	933	2,487
Ryman Healthcare Ltd.	63,101	249,610
Skellerup Holdings Ltd.	11,000	28,182
SKYCITY Entertainment Group Ltd.	170,074	240,324
Spark New Zealand Ltd.	782,955	2,368,681
Summerset Group Holdings Ltd.	41,256	251,984
TOWER Ltd.	29,792	11,097
Vista Group International Ltd.(2)	6	6
		8,434,115
Norway — 0.8%
2020 Bulkers Ltd.(2)	10,286	87,832
ABG Sundal Collier Holding ASA	20,529	10,089
Adevinta ASA(2)	12,536	88,930
Aker BP ASA	23,464	638,171
Aker Horizons ASA(1)(2)	143	65
Aker Solutions ASA	26,621	111,183
AMSC ASA(2)	2,356	9,262
Atea ASA(2)	8,191	101,730
Austevoll Seafood ASA	7,023	50,809
Axactor ASA(2)	598	307
B2Holding ASA	18,817	11,960
Bakkafrost P	1,289	64,946
Belships ASA	48,780	73,652
Bluenord ASA(1)(2)	8,780	398,121
Bonheur ASA	3,589	77,976
Borr Drilling Ltd.(2)	27,304	192,847
Borregaard ASA	9,187	133,754
BW Energy Ltd.(2)	16,987	41,015
BW LPG Ltd.	28,956	350,812
BW Offshore Ltd.	32,091	74,856
Cadeler AS(2)	7,751	29,080
DNB Bank ASA	149,322	2,951,581
DNO ASA	166,215	154,908
Entra ASA	8,571	80,108
Equinor ASA, ADR(1)	132,045	4,036,616
Europris ASA	31,127	177,136
FLEX LNG Ltd.	8,993	273,097
Frontline PLC	33,640	592,737
Gjensidige Forsikring ASA	8,308	129,003
Golden Ocean Group Ltd.	39,604	291,250
Gram Car Carriers ASA(2)	2,455	37,503

Avantis International Equity ETF
	Shares	Value
Grieg Seafood ASA	6,083	$42,954
Hafnia Ltd.	71,799	419,558
Hexagon Composites ASA(2)	22	78
Hexagon Purus ASA(1)(2)	11	20
Himalaya Shipping Ltd.(2)	4,448	23,201
Hoegh Autoliners ASA	27,758	193,450
Hunter Group ASA	2,400	289
Kid ASA	3,728	29,552
Kitron ASA	36,927	130,975
Kongsberg Automotive ASA(1)(2)	224,305	48,565
Kongsberg Gruppen ASA	15,532	644,282
Leroy Seafood Group ASA	10,584	43,691
Mowi ASA	39,378	713,818
MPC Container Ships ASA	171,647	295,993
Multiconsult ASA	239	3,204
NEL ASA(1)(2)	46,132	50,407
Nordic Semiconductor ASA(2)	23,180	281,525
Norsk Hydro ASA	377,980	2,091,323
Norske Skog ASA(1)(2)	11,693	48,123
Norwegian Air Shuttle ASA(2)	293,390	247,726
Odfjell Drilling Ltd.(2)	26,851	91,220
Odfjell Technology Ltd.	2,866	13,573
OKEA ASA	11,824	43,586
Orkla ASA	34,028	259,784
Otello Corp. ASA(2)	1,983	1,518
Panoro Energy ASA	14,083	38,922
Pareto Bank ASA	2,473	12,017
Petronor E&P ASA(2)	898	697
PGS ASA(2)	329,131	227,321
Protector Forsikring ASA	11,708	186,662
RAK Petroleum PLC(2)	804	1
Rana Gruber ASA	8,236	44,768
Salmar ASA	5,397	263,478
Scatec ASA	25,129	167,559
Schibsted ASA, B Shares	56,539	1,108,140
Schibsted ASA, Class A	15,181	322,159
SpareBank 1 Nord Norge	20,909	187,468
Sparebank 1 Oestlandet	4,121	51,882
SpareBank 1 SMN	30,227	399,412
SpareBank 1 Sorost-Norge	2,242	10,631
SpareBank 1 SR-Bank ASA	8,851	107,006
Sparebanken Vest	6,101	62,054
Stolt-Nielsen Ltd.	8,776	218,225
Storebrand ASA	243,456	1,950,832
Subsea 7 SA	87,286	1,137,298
Telenor ASA	66,764	714,799
TGS ASA	37,548	486,011
TOMRA Systems ASA	16,586	227,381
Veidekke ASA	19,584	185,357
Wallenius Wilhelmsen ASA	24,995	202,186
Yara International ASA	30,685	1,118,447
		26,420,464

Avantis International Equity ETF
	Shares	Value
Portugal — 0.2%
Banco Comercial Portugues SA, R Shares(2)	1,163,873	$324,742
Corticeira Amorim SGPS SA	3,340	36,650
CTT-Correios de Portugal SA	22,989	84,280
EDP - Energias de Portugal SA	405,447	1,847,258
EDP Renovaveis SA	7,113	130,090
Galp Energia SGPS SA	226,888	3,131,547
Jeronimo Martins SGPS SA	16,409	418,298
Mota-Engil SGPS SA	23,506	73,075
Navigator Co. SA	4,889	17,889
NOS SGPS SA	16,900	63,667
REN - Redes Energeticas Nacionais SGPS SA	154,285	421,641
Sonae SGPS SA	124,809	131,478
		6,680,615
Singapore — 1.3%
Aspen Group Holdings Ltd.(2)	439	10
Avarga Ltd.(2)	97,900	14,247
Boustead Singapore Ltd.	1,000	636
Bumitama Agri Ltd.	141,800	57,670
Capitaland India Trust	186,089	159,671
Capitaland Investment Ltd.	450,700	1,079,657
Centurion Corp. Ltd.	1,800	559
China Sunsine Chemical Holdings Ltd.	56,900	16,840
City Developments Ltd.	118,900	587,414
ComfortDelGro Corp. Ltd.	1,400,800	1,315,222
DBS Group Holdings Ltd.	241,385	5,941,363
Far East Orchard Ltd.	10,200	7,773
First Resources Ltd.	189,800	217,408
Frencken Group Ltd.	236,700	181,816
Geo Energy Resources Ltd.	254,900	41,469
Golden Agri-Resources Ltd.	3,437,600	635,319
Grab Holdings Ltd., Class A(2)	158,829	598,785
GuocoLand Ltd.	16,800	18,891
Hong Fok Corp. Ltd.(1)	75,300	54,022
Hong Leong Asia Ltd.	13,900	6,372
Hour Glass Ltd.	52,500	76,066
Hutchison Port Holdings Trust, U Shares	2,192,700	363,822
iFAST Corp. Ltd.	7,500	31,497
Indofood Agri Resources Ltd.	80,500	17,865
ISDN Holdings Ltd.	61,600	18,230
Japfa Ltd.	93,000	16,165
Jardine Cycle & Carriage Ltd.	13,900	343,450
Jiutian Chemical Group Ltd.	505,900	13,846
Keppel Corp. Ltd.	619,900	3,180,196
Keppel Infrastructure Trust	467,565	171,238
Mewah International, Inc.	26,100	5,214
Micro-Mechanics Holdings Ltd.	4,900	6,850
Netlink NBN Trust	174,600	111,728
Olam Group Ltd.	123,300	113,992
OUE Ltd.	21,900	16,683
Oversea-Chinese Banking Corp. Ltd.	598,131	5,549,644

Avantis International Equity ETF
	Shares	Value
Oxley Holdings Ltd.	19,100	$1,413
QAF Ltd.	19,700	11,805
Raffles Medical Group Ltd.	140,000	130,436
Rex International Holding Ltd.	148,100	15,682
Riverstone Holdings Ltd.	188,700	87,924
Samudera Shipping Line Ltd.	186,100	101,807
SATS Ltd.(1)(2)	47,098	90,183
Sea Ltd., ADR(2)	18,957	713,352
Seatrium Ltd.(2)	8,523,376	913,672
Sembcorp Industries Ltd.	159,600	631,520
Sheng Siong Group Ltd.	238,600	268,283
Sing Investments & Finance Ltd.	1,500	1,110
Singapore Airlines Ltd.(1)	384,950	1,955,983
Singapore Exchange Ltd.	357,800	2,547,143
Singapore Post Ltd.	556,600	203,886
Singapore Technologies Engineering Ltd.	175,600	494,754
Singapore Telecommunications Ltd.	1,433,900	2,519,417
Stamford Land Corp. Ltd.	52,700	14,818
StarHub Ltd.	79,000	59,600
Straits Trading Co. Ltd.	14,200	20,689
Tuan Sing Holdings Ltd.	136,993	29,401
UMS Holdings Ltd.	187,900	173,581
United Overseas Bank Ltd.	216,300	4,543,893
UOL Group Ltd.	402,300	1,975,075
Venture Corp. Ltd.	42,200	409,026
Wilmar International Ltd.	191,500	535,298
Wing Tai Holdings Ltd.	15,500	15,479
Yangzijiang Financial Holding Ltd.(1)	908,900	245,234
Yangzijiang Shipbuilding Holdings Ltd.	2,235,100	2,793,332
Yanlord Land Group Ltd.(2)	232,400	116,007
Yoma Strategic Holdings Ltd.(2)	578,700	37,225
		42,628,658
Spain — 2.1%
Acciona SA	11,995	1,714,308
Acerinox SA	157,344	1,580,108
ACS Actividades de Construccion y Servicios SA	57,982	2,035,487
Aena SME SA	18,246	2,868,217
Almirall SA	14,470	146,855
Amadeus IT Group SA	44,846	3,077,038
Applus Services SA	36,849	378,357
Atresmedia Corp. de Medios de Comunicacion SA	28,283	112,352
Banco Bilbao Vizcaya Argentaria SA, ADR(1)	978,659	7,770,552
Banco de Sabadell SA	2,678,665	3,098,039
Banco Santander SA, ADR	2,151,221	8,325,225
Bankinter SA	76,163	488,187
CaixaBank SA	678,857	2,749,534
Cellnex Telecom SA(2)	30,791	1,177,616
CIE Automotive SA	10,416	316,773
Construcciones y Auxiliar de Ferrocarriles SA	8,519	305,717
Ebro Foods SA(1)	6,389	115,325
Enagas SA	123,134	2,101,287

Avantis International Equity ETF
	Shares	Value
Ence Energia y Celulosa SA(1)	40,680	$129,516
Endesa SA	50,238	1,043,340
Ercros SA(1)	19,852	64,783
Faes Farma SA	45,140	157,900
Ferrovial SE	18,572	589,053
Fomento de Construcciones y Contratas SA(1)	9,064	116,600
Gestamp Automocion SA	90,909	406,371
Global Dominion Access SA	19,198	76,794
Grifols SA(2)	10,449	143,150
Grupo Catalana Occidente SA	3,270	108,443
Iberdrola SA	467,836	5,549,814
Industria de Diseno Textil SA	107,227	4,108,011
Laboratorios Farmaceuticos Rovi SA	5,195	295,274
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	38,597	39,137
Mapfre SA(1)	254,714	538,775
Melia Hotels International SA(2)	68,097	445,644
Metrovacesa SA(1)(2)	5,539	43,231
Miquel y Costas & Miquel SA	396	4,416
Naturgy Energy Group SA(1)	22,858	662,059
Neinor Homes SA(2)	11,637	116,511
Obrascon Huarte Lain SA(1)(2)	79,625	40,358
Prosegur Cash SA(1)	9,476	6,116
Prosegur Cia de Seguridad SA	35,269	61,550
Redeia Corp. SA	151,370	2,458,142
Repsol SA	493,445	7,626,736
Sacyr SA(1)	284,088	904,686
Solaria Energia y Medio Ambiente SA(2)	9,769	145,165
Telefonica SA, ADR(1)	816,523	3,339,579
Tubacex SA	18,497	57,236
Unicaja Banco SA	383,769	423,979
Viscofan SA	6,207	403,420
		68,466,766
Sweden — 3.1%
AAK AB	18,328	339,810
AcadeMedia AB	7,643	35,235
AddLife AB, B Shares	6,029	41,582
AddTech AB, B Shares	35,801	604,848
Africa Oil Corp.	80,500	193,624
Alfa Laval AB	24,993	877,505
Alimak Group AB	140	932
Alleima AB	8,488	38,888
Alligo AB, Class B	945	8,988
AQ Group AB	798	30,591
Arise AB	14,586	53,899
Arjo AB, B Shares	58,419	230,224
Assa Abloy AB, Class B	75,656	1,702,709
Atlas Copco AB, A Shares	276,921	3,661,231
Atlas Copco AB, B Shares	263,835	3,037,437
Atrium Ljungberg AB, B Shares	9,969	181,296
Attendo AB(2)	18,441	52,195
Avanza Bank Holding AB(1)	170,778	3,297,260

Avantis International Equity ETF
	Shares	Value
Axfood AB	114,641	$2,769,120
Beijer Alma AB	5,213	81,746
Beijer Ref AB	28,451	326,111
Better Collective A/S(2)	7,120	163,479
Bilia AB, A Shares	42,629	407,379
Billerud Aktiebolag	96,322	786,912
BioGaia AB, B Shares	19,193	175,161
Biotage AB	4,170	45,011
Bjorn Borg AB	934	3,085
Boliden AB	82,336	2,189,355
Boozt AB(1)(2)	15,428	142,433
Bravida Holding AB	32,428	230,648
Bufab AB	6,457	173,648
Bulten AB	4,174	28,291
Bure Equity AB	11,805	236,686
Byggmax Group AB(2)	17,111	50,228
Castellum AB(1)	169,238	1,803,983
Catena AB	8,626	314,601
Catena Media PLC(1)(2)	24,219	39,701
Cibus Nordic Real Estate AB	12,496	134,504
Cint Group AB(2)	60,344	52,478
Clas Ohlson AB, B Shares	31,694	290,901
Cloetta AB, B Shares	80,256	135,301
Collector Bank AB(2)	13,975	43,763
Coor Service Management Holding AB	8,924	38,077
Corem Property Group AB, B Shares(1)	249,658	182,504
Dios Fastigheter AB	27,529	171,542
Duni AB	2,761	25,211
Elanders AB, B Shares	2,304	22,086
Electrolux AB, B Shares	98,702	1,085,468
Electrolux Professional AB, B Shares	2,192	11,789
Elekta AB, B Shares(1)	99,923	713,626
Embracer Group AB(2)	13,464	32,596
Enad Global 7 AB(2)	27,915	58,701
Eolus Vind AB, B Shares(1)	3,678	29,904
Epiroc AB, A Shares	127,271	2,441,743
Epiroc AB, B Shares	34,875	570,851
EQT AB	7,225	145,232
Essity AB, B Shares	121,523	2,837,098
Evolution AB	4,085	441,821
Fabege AB(1)	35,896	307,238
Fastighets AB Balder, B Shares(2)	47,055	224,905
Fingerprint Cards AB, B Shares(1)(2)	1,440	173
Fortnox AB	73,343	380,959
G5 Entertainment AB	2,098	32,650
GARO AB	2,460	11,674
Getinge AB, B Shares	80,738	1,399,782
Granges AB	29,445	280,589
H & M Hennes & Mauritz AB, B Shares(1)	202,547	3,092,486
Hanza AB	4,265	29,980
Hemnet Group AB	5,791	104,946

Avantis International Equity ETF
	Shares	Value
Hexagon AB, B Shares	167,357	$1,494,189
Hexatronic Group AB	33,450	181,515
Hexpol AB	23,043	226,846
HMS Networks AB	8,633	345,866
Hoist Finance AB(2)	12,496	33,767
Holmen AB, B Shares	9,972	377,980
Hufvudstaden AB, A Shares	13,708	158,241
Husqvarna AB, B Shares	92,573	797,013
Industrivarden AB, A Shares	10,140	264,137
Indutrade AB	46,908	900,241
Instalco AB	31,779	108,101
Investment AB Latour, B Shares	5,981	108,679
INVISIO AB	4,249	82,636
Inwido AB	6,499	67,860
JM AB	12,160	160,086
Kabe Group AB, Class B	255	6,031
Karnov Group AB(2)	3,404	13,920
Kopparbergs Bryggeri AB, B Shares	1,831	21,296
Lifco AB, B Shares	30,969	566,314
Lime Technologies AB	752	17,275
Lindab International AB	15,021	220,545
Loomis AB	72,125	1,912,012
Maha Energy AB(1)(2)	43,382	34,878
MEKO AB	10,576	95,012
Millicom International Cellular SA, SDR(2)	25,739	409,480
MIPS AB	12,278	453,538
Modern Times Group MTG AB, B Shares(2)	13,190	89,523
Momentum Group AB	643	5,613
Mycronic AB	28,008	573,458
NCC AB, B Shares	26,278	270,187
Neobo Fastigheter AB(1)(2)	6,733	6,768
Net Insight AB, B Shares(2)	87,971	34,286
New Wave Group AB, B Shares	25,584	182,173
Nibe Industrier AB, B Shares	57,451	430,025
Nilorngruppen AB, B Shares	49	259
Nobia AB(2)	49,925	41,957
Nolato AB, B Shares	58,006	248,263
Nordea Bank Abp	479,040	5,248,005
Nordic Paper Holding AB	1,595	4,607
Nordnet AB publ	15,342	198,594
NP3 Fastigheter AB	1,897	29,131
Nyfosa AB	59,041	370,717
Ovzon AB(2)	906	1,641
OX2 AB(1)(2)	35,265	170,987
Pandox AB	26,160	290,508
Paradox Interactive AB	10,718	273,317
Peab AB, Class B	48,603	197,234
Platzer Fastigheter Holding AB, B Shares	7,853	52,308
Profoto Holding AB	290	2,199
RaySearch Laboratories AB(2)	4,477	34,250
Resurs Holding AB	55,668	121,896

Avantis International Equity ETF
	Shares	Value
Saab AB, B Shares	48,347	$2,548,571
Sagax AB, B Shares	3,456	71,875
Sagax AB, D Shares	2,138	5,170
Samhallsbyggnadsbolaget i Norden AB(1)	469,048	150,337
Samhallsbyggnadsbolaget i Norden AB, D Shares(1)	47,848	15,130
Sandvik AB	148,797	2,814,020
Scandi Standard AB	12,634	59,949
Scandic Hotels Group AB(1)(2)	69,962	226,626
Sectra AB, B Shares(2)	13,759	214,898
Securitas AB, B Shares	45,755	372,269
Sinch AB(2)	206,551	433,518
Skandinaviska Enskilda Banken AB, A Shares	272,566	3,160,016
Skanska AB, B Shares	183,837	2,691,096
SKF AB, B Shares	109,208	1,768,226
SkiStar AB	25,473	271,578
Solid Forsakring AB	1,553	9,133
Spotify Technology SA(2)	1,786	274,990
SSAB AB, A Shares	38,295	219,674
SSAB AB, B Shares	304,967	1,687,876
Stillfront Group AB(2)	26,698	43,859
Svenska Cellulosa AB SCA, B Shares	117,994	1,570,733
Svenska Handelsbanken AB, A Shares	294,346	2,456,039
Sweco AB, B Shares	19,273	187,605
Swedbank AB, A Shares	196,240	3,473,000
Swedish Orphan Biovitrum AB(1)(2)	8,535	164,627
Synsam AB	270	1,012
Tele2 AB, B Shares	176,726	1,248,533
Telefonaktiebolaget LM Ericsson, ADR(1)	499,675	2,578,323
Telia Co. AB	840,753	1,697,314
Tethys Oil AB(2)	15,706	77,134
TF Bank AB(2)	1,188	16,170
Thule Group AB	148	4,278
Tobii AB(2)	777	1,174
Tobii Dynavox AB(2)	920	2,426
Trelleborg AB, B Shares	90,977	2,309,621
Troax Group AB	8,196	131,407
Truecaller AB, B Shares(1)(2)	81,381	254,838
Viaplay Group AB, B Shares(1)(2)	3,268	15,305
Vitec Software Group AB, B Shares	6,408	345,946
Vitrolife AB	3,780	51,446
Volvo AB, A Shares	14,188	290,198
Volvo AB, B Shares	235,736	4,750,933
Volvo Car AB, Class B(2)	222,924	846,362
Wallenstam AB, B Shares	27,044	97,493
Wihlborgs Fastigheter AB	47,881	367,878
		97,600,380
Switzerland — 8.4%
ABB Ltd., ADR(1)	98,652	3,739,897
Accelleron Industries AG	52,145	1,408,031
Adecco Group AG	6,966	299,643
Alcon, Inc.	54,589	4,555,972

Avantis International Equity ETF
	Shares	Value
Allreal Holding AG	1,535	$267,947
ALSO Holding AG	2,849	691,942
ams-OSRAM AG(2)	112,097	785,706
Arbonia AG	14,274	150,924
Aryzta AG(2)	521,734	867,808
Ascom Holding AG	13,238	163,003
Autoneum Holding AG(2)	1,440	214,627
Bachem Holding AG, Class B	1,455	135,420
Baloise Holding AG	18,923	2,956,176
Banque Cantonale Vaudoise	11,610	1,257,880
Barry Callebaut AG	1,304	2,272,271
Basellandschaftliche Kantonalbank	14	14,073
Basilea Pharmaceutica AG(2)	2,173	118,349
Belimo Holding AG	1,536	807,937
Bell Food Group AG	420	126,691
Bellevue Group AG	1,552	42,815
BKW AG	1,541	264,780
Bossard Holding AG, Class A	500	114,501
Bucher Industries AG	1,690	692,810
Burckhardt Compression Holding AG	5,215	3,068,832
Bystronic AG	324	218,396
Calida Holding AG	583	20,874
Cembra Money Bank AG	24,009	1,748,091
Chocoladefabriken Lindt & Spruengli AG	8	942,555
Chocoladefabriken Lindt & Spruengli AG, Participation Ceritificate	79	944,269
Cie Financiere Richemont SA, Class A	86,345	12,247,303
Clariant AG	56,547	940,717
Coltene Holding AG	899	70,065
Comet Holding AG	3,003	770,036
COSMO Pharmaceuticals NV	1,441	72,707
CPH Chemie & Papier Holding AG	46	4,527
Daetwyler Holding AG, Bearer Shares	1,293	269,320
DKSH Holding AG	33,201	2,537,290
dormakaba Holding AG	981	513,299
Dufry AG(2)	21,145	939,526
EFG International AG	20,976	234,450
Emmi AG	3,521	3,793,130
EMS-Chemie Holding AG	2,567	1,926,449
Feintool International Holding AG	1,020	26,375
Flughafen Zurich AG	4,924	1,013,325
Forbo Holding AG	447	603,717
Galenica AG	4,377	347,358
GAM Holding AG(2)	27,635	13,420
Geberit AG	5,156	2,668,446
Georg Fischer AG	42,916	2,773,209
Givaudan SA	155	516,310
Gurit Holding AG, Bearer Shares(1)(2)	530	51,607
Helvetia Holding AG	21,097	3,208,312
Holcim AG	94,194	6,229,062
Huber & Suhner AG	6,916	532,717
Hypothekarbank Lenzburg AG	1	4,734

Avantis International Equity ETF
	Shares	Value
Idorsia Ltd.(1)(2)	9,437	$51,341
Implenia AG	7,471	266,128
Ina Invest Holding AG(2)	225	4,458
Inficon Holding AG	830	1,058,310
Interroll Holding AG	198	590,057
Intershop Holding AG	107	72,655
Julius Baer Group Ltd.	87,834	6,096,506
Komax Holding AG	606	151,764
Kuehne + Nagel International AG	19,101	5,738,798
Landis & Gyr Group AG	12	887
LEM Holding SA	219	494,107
Leonteq AG	2,830	127,438
Liechtensteinische Landesbank AG	1,502	103,308
Logitech International SA	44,428	3,073,640
Lonza Group AG	9,146	5,044,852
Medacta Group SA	1,906	268,156
Medmix AG	5,256	155,878
Meier Tobler Group AG	1,091	52,805
Metall Zug AG, B Shares	20	33,798
Mobilezone Holding AG	23,575	367,774
Mobimo Holding AG	1,185	346,299
Molecular Partners AG(1)(2)	12	71
Montana Aerospace AG(2)	5,290	82,951
Nestle SA	162,257	19,509,685
Novartis AG, ADR	268,393	26,968,129
OC Oerlikon Corp. AG	39,655	194,574
Orior AG	3,513	299,627
Partners Group Holding AG	7,025	7,572,282
Peach Property Group AG(1)(2)	2,341	37,565
PolyPeptide Group AG(1)(2)	3,106	86,979
PSP Swiss Property AG	23,697	2,879,075
Rieter Holding AG(1)	523	55,408
Roche Holding AG	102,005	29,937,268
Roche Holding AG, Bearer Shares(1)	4,254	1,325,795
Schindler Holding AG	3,919	822,338
Schindler Holding AG, Bearer Participation Certificate	10,816	2,408,710
Schweiter Technologies AG	314	226,076
Schweizerische Nationalbank(1)(2)	8	42,189
SFS Group AG	5,726	655,873
SGS SA	30,524	2,772,275
Siegfried Holding AG	2,372	2,141,292
SIG Group AG	19,460	511,904
Sika AG	8,886	2,511,026
Softwareone Holding AG	40,615	810,570
Sonova Holding AG	2,256	596,108
St. Galler Kantonalbank AG	331	185,010
Stadler Rail AG	37,316	1,516,688
Straumann Holding AG	20,006	3,024,697
Swatch Group AG	16,585	883,620
Swatch Group AG, Bearer Shares	11,701	3,284,942
Swiss Life Holding AG	11,250	7,045,482

Avantis International Equity ETF
	Shares	Value
Swiss Prime Site AG	31,708	$3,044,724
Swiss Re AG	43,834	4,256,615
Swisscom AG	10,666	6,494,412
Swissquote Group Holding SA	4,400	873,541
Tecan Group AG	839	334,525
Temenos AG	15,893	1,259,614
TX Group AG	832	87,131
u-blox Holding AG	3,817	340,270
UBS Group AG(1)(2)	656,731	17,541,285
Valiant Holding AG	4,842	519,244
VAT Group AG	9,611	3,841,007
Vontobel Holding AG	10,774	666,837
VZ Holding AG	2,239	226,129
V-ZUG Holding AG(2)	478	36,190
Ypsomed Holding AG	168	49,635
Zehnder Group AG	4,605	304,532
Zurich Insurance Group AG	31,042	14,555,374
		268,117,864
United Kingdom — 13.3%
3i Group PLC	321,192	8,088,078
4imprint Group PLC	6,443	415,650
abrdn PLC	550,789	1,148,986
Admiral Group PLC	73,503	2,315,639
AG Barr PLC	12,054	74,420
Airtel Africa PLC	230,563	332,759
AJ Bell PLC	102,198	375,052
Alliance Pharma PLC	122,764	74,428
Anglo American PLC	269,658	7,170,655
Anglo Asian Mining PLC	48,056	37,114
Antofagasta PLC	95,127	1,742,145
Arix Bioscience PLC(2)	5,241	7,632
Ashmore Group PLC	65,654	161,030
Ashtead Group PLC	131,991	9,207,463
ASOS PLC(1)(2)	18,121	100,084
Associated British Foods PLC	45,187	1,138,253
Aston Martin Lagonda Global Holdings PLC(2)	112,926	508,588
AstraZeneca PLC, ADR	229,313	15,552,008
Atalaya Mining PLC	75,351	310,378
Auto Trader Group PLC	292,293	2,241,437
Aviva PLC	615,645	2,921,088
B&M European Value Retail SA	391,297	2,859,631
Babcock International Group PLC(2)	77,249	377,787
BAE Systems PLC	302,554	3,850,836
Balfour Beatty PLC	190,430	788,431
Bank of Georgia Group PLC	26,699	1,177,822
Barclays PLC, ADR	1,048,561	7,874,693
Barratt Developments PLC	244,953	1,404,186
Beazley PLC	162,558	1,122,359
Begbies Traynor Group PLC	34,353	54,798
Bellway PLC	46,486	1,256,215
Berkeley Group Holdings PLC	38,097	1,957,277

Avantis International Equity ETF
	Shares	Value
Bloomsbury Publishing PLC	6,211	$32,795
Bodycote PLC	76,905	646,338
boohoo Group PLC(2)	219,365	98,835
BP PLC, ADR	631,008	23,460,877
Breedon Group PLC	31,445	139,105
Britvic PLC	54,709	608,188
BT Group PLC	2,889,011	4,226,367
Bunzl PLC	31,897	1,142,201
Burberry Group PLC	195,993	5,411,294
Burford Capital Ltd.	56,479	779,304
Bytes Technology Group PLC	145,839	895,938
Capita PLC(2)	917	209
Capital Ltd.	42,061	43,894
Capricorn Energy PLC	173,177	377,100
Carnival PLC, ADR(2)	40,806	583,526
Centamin PLC	658,452	731,312
Central Asia Metals PLC	104,020	263,422
Centrica PLC	2,455,052	4,712,139
Cerillion PLC	2,204	34,621
Chemring Group PLC	91,221	335,079
Clarkson PLC	4,045	138,716
Close Brothers Group PLC	62,070	644,239
CMC Markets PLC	82,134	110,067
Coats Group PLC	669,849	650,296
Coca-Cola HBC AG	66,487	1,915,284
Compass Group PLC	148,140	3,735,603
Computacenter PLC	32,609	900,295
ConvaTec Group PLC	63,325	185,867
Costain Group PLC(2)	856	619
Cranswick PLC	10,416	444,284
Crest Nicholson Holdings PLC	159,670	364,494
Croda International PLC	13,255	925,701
CVS Group PLC	21,970	589,165
DCC PLC	14,793	809,429
De La Rue PLC(2)	30,865	21,772
DFS Furniture PLC	44,842	62,410
Diageo PLC, ADR	57,774	9,570,263
Direct Line Insurance Group PLC(2)	472,518	968,310
Diversified Energy Co. PLC	185,258	214,802
Domino's Pizza Group PLC	32,660	163,242
dotdigital group PLC	72,879	78,354
Dowlais Group PLC(2)	424,028	608,222
Dr. Martens PLC	133,029	264,278
Drax Group PLC	184,380	1,287,427
DS Smith PLC	168,631	665,726
Dunelm Group PLC	67,722	997,542
DX Group PLC	92,342	41,676
easyJet PLC(2)	219,717	1,173,726
Ecora Resources PLC	70,538	98,235
Elementis PLC(2)	55,321	79,943
EMIS Group PLC	24,763	600,440

Avantis International Equity ETF
	Shares	Value
Endeavour Mining PLC	34,771	$719,249
Energean PLC	48,871	703,523
EnQuest PLC(2)	1,425,803	306,981
Ergomed PLC(2)	14,928	199,083
Essentra PLC	15,848	29,591
Experian PLC	116,114	4,055,115
Ferrexpo PLC(2)	148,417	145,346
Firstgroup PLC(1)	510,757	936,308
Forterra PLC	90,213	190,954
Foxtons Group PLC	25,285	11,840
Frasers Group PLC(2)	106,194	1,084,359
Fresnillo PLC	9,718	70,772
Frontier Developments PLC(2)	6,344	27,053
Games Workshop Group PLC	21,897	2,998,412
Gamma Communications PLC	7,298	99,032
Gateley Holdings PLC	11,805	22,579
Genel Energy PLC	75,114	79,143
Georgia Capital PLC(2)	25,084	308,700
Glencore PLC	2,139,938	11,395,584
Golar LNG Ltd.	22,756	502,908
Grafton Group PLC	110,317	1,205,042
Grainger PLC	140,307	419,231
Greggs PLC	71,765	2,237,243
GSK PLC, ADR	296,299	10,408,984
Gulf Keystone Petroleum Ltd.	209,163	247,890
Gym Group PLC(1)(2)	29,503	41,433
Haleon PLC	346,708	1,419,610
Haleon PLC, ADR	222,055	1,825,292
Halfords Group PLC	127,961	296,029
Halma PLC	40,954	1,110,198
Harbour Energy PLC	199,861	632,292
Hargreaves Lansdown PLC	118,209	1,137,548
Hays PLC	616,283	834,750
Helios Towers PLC(2)	246,063	283,792
Hikma Pharmaceuticals PLC	53,465	1,476,870
Hill & Smith PLC	34,225	775,242
Hiscox Ltd.	89,770	1,132,640
Hochschild Mining PLC	193,352	223,971
Hollywood Bowl Group PLC	7,476	22,438
Hotel Chocolat Group PLC(1)(2)	495	671
Howden Joinery Group PLC	362,852	3,393,588
HSBC Holdings PLC, ADR(1)	474,917	17,723,902
Hunting PLC	74,186	230,847
Ibstock PLC	207,469	390,879
IG Group Holdings PLC	163,203	1,396,879
IMI PLC	69,753	1,323,740
Impax Asset Management Group PLC	45,583	308,452
Inchcape PLC	126,442	1,220,354
Indivior PLC(2)	92,955	2,138,908
Informa PLC	26,310	243,091
IntegraFin Holdings PLC	413	1,259

Avantis International Equity ETF
	Shares	Value
InterContinental Hotels Group PLC	12,698	$955,084
Intermediate Capital Group PLC	90,993	1,555,032
International Distributions Services PLC(2)	288,013	884,506
International Personal Finance PLC	119,532	188,529
Intertek Group PLC	43,760	2,291,694
Investec PLC	206,001	1,216,780
IOG PLC(2)	1,315	29
IP Group PLC	522,311	387,900
IQE PLC(2)	74,545	17,876
ITV PLC	491	439
IWG PLC(2)	245,306	555,902
J D Wetherspoon PLC(2)	30,576	280,305
J Sainsbury PLC	681,935	2,332,049
Jadestone Energy PLC	80,837	38,081
JD Sports Fashion PLC	1,000,456	1,836,334
JET2 PLC	108,441	1,449,804
Johnson Matthey PLC	81,196	1,673,953
Johnson Service Group PLC	48,833	73,546
Jubilee Metals Group PLC(2)	948,622	85,224
Jupiter Fund Management PLC	182,045	229,114
Just Group PLC	522,341	498,207
Kainos Group PLC	34,922	536,711
Keller Group PLC	45,843	446,737
Kingfisher PLC	627,924	1,860,848
Lancashire Holdings Ltd.	67,492	489,072
Legal & General Group PLC	1,520,441	4,200,820
Liberty Global PLC, Class A(2)	31,391	578,850
Liberty Global PLC, Class C(2)	65,468	1,298,885
Liontrust Asset Management PLC	28,109	233,975
Lloyds Banking Group PLC, ADR	3,243,220	6,810,762
London Stock Exchange Group PLC	14,165	1,465,428
Lookers PLC	72,695	118,478
Luceco PLC	29,259	45,643
Luxfer Holdings PLC	13,404	161,250
M&C Saatchi PLC	26,836	42,315
M&G PLC	683,440	1,650,739
Man Group PLC	514,625	1,379,153
Mandarin Oriental International Ltd.	14,400	25,052
Marks & Spencer Group PLC(2)	1,184,280	3,396,744
Marshalls PLC	35,998	125,169
Marston's PLC(2)	379,341	153,694
Metro Bank Holdings PLC(2)	49,980	65,608
Mitchells & Butlers PLC(2)	112,874	315,285
Mitie Group PLC	699,211	859,381
Molten Ventures PLC(2)	66,592	204,873
Mondi PLC	97,211	1,614,754
Moneysupermarket.com Group PLC	91,394	287,352
Morgan Advanced Materials PLC	117,633	391,271
Morgan Sindall Group PLC	19,852	495,222
Mortgage Advice Bureau Holdings Ltd.	13,677	97,091
Motorpoint group PLC(2)	17,245	21,190

Avantis International Equity ETF
	Shares	Value
National Grid PLC, ADR(1)	115,148	$7,278,505
NatWest Group PLC, ADR(1)	549,031	3,233,793
Next PLC	41,428	3,661,352
Ninety One PLC	246,662	534,725
Norcros PLC	5,048	9,594
Numis Corp. PLC	12,720	53,908
Ocado Group PLC(2)	18,111	199,495
OSB Group PLC	226,334	976,631
Pagegroup PLC	175,792	932,289
Pan African Resources PLC	1,346,388	238,817
Pantheon Resources PLC(1)(2)	2,054	650
Paragon Banking Group PLC	109,625	730,692
Pearson PLC, ADR(1)	39,232	414,682
Pennon Group PLC	136,791	1,116,145
Persimmon PLC	96,680	1,303,369
Petra Diamonds Ltd.(2)	116,318	105,867
Phoenix Group Holdings PLC	107,012	704,931
Phoenix Spree Deutschland Ltd.	8,572	18,274
Playtech PLC(2)	76,920	511,823
Plus500 Ltd.	73,945	1,337,323
Polar Capital Holdings PLC	5,313	32,796
Prax Exploration & Production PLC(2)	747,023	16,750
Premier Foods PLC	226,075	353,221
Prudential PLC, ADR(1)	131,692	3,254,109
PZ Cussons PLC	97,695	196,130
QinetiQ Group PLC	147,968	623,245
Quilter PLC	561,596	607,646
Rathbones Group PLC	23,535	524,225
Reach PLC	141,749	131,649
Reckitt Benckiser Group PLC	82,106	5,925,233
Redde Northgate PLC	136,307	554,184
Redrow PLC	143,688	863,717
RELX PLC, ADR(1)	254,665	8,284,252
Renew Holdings PLC	8,146	74,212
Renewi PLC(2)	17,120	104,177
Renishaw PLC	4,223	194,424
Rentokil Initial PLC	98,653	751,091
Restaurant Group PLC(2)	131,189	70,527
Restore PLC	36,066	79,963
Rhi Magnesita NV	12,559	449,810
Ricardo PLC	10,812	69,822
Rightmove PLC	335,085	2,371,803
Rio Tinto PLC, ADR(1)	201,074	12,567,125
Rolls-Royce Holdings PLC(2)	649,401	1,821,777
RS Group PLC	104,630	1,005,430
RWS Holdings PLC	673	2,053
S4 Capital PLC(2)	82,261	103,182
Sabre Insurance Group PLC	450	874
Sage Group PLC	40,862	502,137
Savannah Energy PLC(2)	164,064	27,227
Savills PLC	59,212	682,460

Avantis International Equity ETF
	Shares	Value
Schroders PLC	161,619	$840,790
Secure Trust Bank PLC	1,834	15,411
Senior PLC	159,398	363,555
Serco Group PLC	93,173	180,462
Serica Energy PLC	173,548	549,095
Severn Trent PLC	18,155	551,330
Shell PLC, ADR	473,925	29,426,003
SIG PLC(2)	128,617	54,816
Sirius Real Estate Ltd.	310,867	342,635
Smart Metering Systems PLC	31,120	270,660
Smith & Nephew PLC, ADR(1)	77,662	2,092,214
Smiths Group PLC	26,347	546,433
Softcat PLC	53,784	1,022,814
Spectris PLC	760	31,969
Speedy Hire PLC	280,089	124,231
Spirax-Sarco Engineering PLC	7,567	969,682
Spire Healthcare Group PLC	85,505	235,741
Spirent Communications PLC	139,440	276,990
SSE PLC	149,588	3,073,906
SSP Group PLC(2)	205,832	612,724
St. James's Place PLC	110,327	1,233,659
Standard Chartered PLC	579,668	5,215,681
SThree PLC	48,736	219,545
Strix Group PLC(1)	105,461	120,108
Superdry PLC(2)	37,959	26,977
Synthomer PLC(2)	70,911	57,419
Tate & Lyle PLC	191,898	1,715,448
Taylor Wimpey PLC	922,244	1,332,825
TBC Bank Group PLC	30,311	1,091,646
Telecom Plus PLC	6,430	129,474
Tesco PLC	1,036,443	3,486,884
TI Fluid Systems PLC	112,727	180,635
TP ICAP Group PLC	150,775	315,207
Travis Perkins PLC	70,785	769,970
Tremor International Ltd.(1)(2)	2,579	5,018
TUI AG(2)	30,307	179,746
Tullow Oil PLC(1)(2)	244,645	108,517
Unilever PLC, ADR	194,662	9,931,655
United Utilities Group PLC	331,514	3,969,791
Vanquis Banking Group PLC	197,030	258,437
Vertu Motors PLC	269,872	238,256
Vesuvius PLC	40,540	226,114
Victrex PLC	21,966	417,279
Virgin Money UK PLC	631,239	1,297,752
Vistry Group PLC	125,047	1,237,258
Vodafone Group PLC, ADR	590,861	5,506,825
Watches of Switzerland Group PLC(2)	21,000	154,669
Watkin Jones PLC(1)	99,762	59,218
Weir Group PLC	39,090	906,097
WH Smith PLC	37,039	686,725
Whitbread PLC	63,954	2,781,582

Avantis International Equity ETF
	Shares	Value
Wickes Group PLC	196,757	$349,627
Wincanton PLC	41,506	125,616
WPP PLC, ADR(1)	17,232	834,029
XP Power Ltd.	647	17,595
Yellow Cake PLC(2)	103,047	608,452
		426,377,543
United States — 0.1%
Ferguson PLC	15,200	2,466,090
Gen Digital, Inc.	455	9,214
Resolute Forest Products, Inc.(2)	20,752	26,676
		2,501,980
TOTAL COMMON STOCKS (Cost $3,018,166,646)		3,190,479,925
RIGHTS†
Australia†
29Metals Ltd.(2)	52,949	6,519
Canada†
Constellation Software, Inc.(2)	1,886	1,047
Sweden†
Fingerprint Cards AB(1)(2)	1,440	2
Swedish Orphan Biovitrum AB(1)(2)	8,535	7,710
		7,712
TOTAL RIGHTS (Cost $836)		15,278
WARRANTS†
Australia†
Magellan Financial Group Ltd.(1)(2)	1,432	186
Canada†
Constellation Software, Inc.(2)	1,886	14
Italy†
Webuild SpA(1)(2)	3,662	7,489
TOTAL WARRANTS (Cost $—)		7,689
SHORT-TERM INVESTMENTS — 2.5%
Money Market Funds — 2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,413,119	2,413,119
State Street Navigator Securities Lending Government Money Market Portfolio(3)	75,671,153	75,671,153
TOTAL SHORT-TERM INVESTMENTS (Cost $78,084,272)		78,084,272
TOTAL INVESTMENT SECURITIES — 102.0% (Cost $3,096,251,754)		3,268,587,164
OTHER ASSETS AND LIABILITIES — (2.0)%		(62,915,970)
TOTAL NET ASSETS — 100.0%		$3,205,671,194

Avantis International Equity ETF

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	21.1%
Industrials	17.9%
Materials	11.5%
Consumer Discretionary	11.1%
Health Care	8.3%
Energy	7.3%
Information Technology	6.4%
Consumer Staples	6.4%
Communication Services	4.0%
Utilities	3.9%
Real Estate	1.6%
Short-Term Investments	2.5%
Other Assets and Liabilities	(2.0)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CVA	–	Certificaten Van Aandelen
SDR	–	Swedish Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $136,185,106. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $142,395,019, which includes securities collateral of $66,723,866.

See Notes to Financial Statements.

AUGUST 31, 2023

Avantis International Large Cap Value ETF
	Shares	Value
COMMON STOCKS — 99.5%
Australia — 6.7%
Allkem Ltd.(1)	56,171	$507,224
ANZ Group Holdings Ltd.	62,578	1,021,718
Aurizon Holdings Ltd.	230,230	542,642
Bendigo & Adelaide Bank Ltd.	3,287	20,134
BHP Group Ltd., ADR(2)	73,921	4,249,718
BlueScope Steel Ltd.	66,871	904,065
Brambles Ltd.	106,614	1,032,447
Evolution Mining Ltd.	318,375	760,081
Fortescue Metals Group Ltd.	88,276	1,215,330
Harvey Norman Holdings Ltd.	81,772	213,300
National Australia Bank Ltd.	42	783
New Hope Corp. Ltd.	105,674	383,313
Pilbara Minerals Ltd.	235,106	704,852
Rio Tinto Ltd.	15,950	1,155,201
Santos Ltd.	346,590	1,714,939
South32 Ltd.	318,225	693,889
Telstra Group Ltd.	77,200	200,266
Viva Energy Group Ltd.	58,358	117,570
Whitehaven Coal Ltd.	141,237	552,988
Woodside Energy Group Ltd.	23,172	553,167
Woodside Energy Group Ltd., ADR(2)	10,538	251,647
Yancoal Australia Ltd.	42,972	146,798
		16,942,072
Austria — 0.3%
Erste Group Bank AG	8,188	292,097
OMV AG	5,908	273,587
Raiffeisen Bank International AG(1)	9,262	132,938
		698,622
Belgium — 1.0%
Ageas SA	3,610	143,571
Bekaert SA	856	40,588
Deme Group NV	149	17,433
Etablissements Franz Colruyt NV	3,742	142,700
Euronav NV	1,398	24,348
KBC Ancora	4,290	190,187
KBC Group NV	7,305	479,282
Melexis NV	1,285	121,177
Proximus SADP	7,449	56,300
Solvay SA	4,602	532,900
UCB SA	3,771	338,248
Umicore SA	12,833	340,052
		2,426,786
Canada — 10.3%
ARC Resources Ltd.	72,414	1,104,539
B2Gold Corp.	32,946	101,432
Bank of Montreal	420	36,172
Bank of Nova Scotia	33,926	1,609,928
Barrick Gold Corp., (Toronto)	8	130

Avantis International Large Cap Value ETF
	Shares	Value
Canadian Imperial Bank of Commerce	28,475	$1,128,294
Canadian Natural Resources Ltd.	32,207	2,083,730
Cenovus Energy, Inc.	47,279	942,641
Element Fleet Management Corp.	1,435	22,058
Empire Co. Ltd., Class A	11,807	307,583
Fairfax Financial Holdings Ltd.	15	12,370
First Quantum Minerals Ltd.(2)	1,085	29,149
Great-West Lifeco, Inc.(2)	16,800	482,789
iA Financial Corp., Inc.	11,634	729,880
Imperial Oil Ltd.(2)	9,776	555,145
Keyera Corp.	8,393	207,340
Kinross Gold Corp.	164,878	837,080
Loblaw Cos. Ltd.	80	6,947
Lundin Mining Corp.	55,508	430,524
Magna International, Inc.	15,729	925,208
Manulife Financial Corp.	80,761	1,493,050
MEG Energy Corp.(1)	29,694	531,160
National Bank of Canada	18,150	1,264,939
Northland Power, Inc.(2)	14,012	264,955
Nutrien Ltd.	13,429	850,642
Onex Corp.	8	494
Royal Bank of Canada	23,705	2,135,766
Suncor Energy, Inc.(2)	46,085	1,561,065
TC Energy Corp.	27,315	986,510
Teck Resources Ltd., Class B	31,532	1,304,032
Toronto-Dominion Bank	28,712	1,751,364
Tourmaline Oil Corp.	28,785	1,476,105
West Fraser Timber Co. Ltd.	2,458	185,805
Whitecap Resources, Inc.(2)	75,371	616,378
		25,975,204
Denmark — 0.7%
AP Moller - Maersk A/S, A Shares	15	26,806
AP Moller - Maersk A/S, B Shares	23	41,754
Jyske Bank A/S(1)	36	2,560
Novo Nordisk A/S, ADR	8,818	1,636,797
		1,707,917
Finland — 1.2%
Cargotec Oyj, B Shares	12	563
Huhtamaki Oyj	3,041	104,458
Kemira Oyj	20,618	326,343
Kesko Oyj, B Shares	2,950	57,585
Kone Oyj, B Shares	7,630	347,083
Metsa Board Oyj, Class B(2)	7,445	59,462
Neste Oyj	8,963	327,894
Nokia Oyj, ADR(2)	185	738
Outokumpu Oyj(2)	26,073	121,470
Sampo Oyj, A Shares	5,457	239,530
Stora Enso Oyj, R Shares	38,265	486,638
UPM-Kymmene Oyj	25,997	889,683
		2,961,447
France — 8.6%
Aeroports de Paris	1,307	172,011

Avantis International Large Cap Value ETF
	Shares	Value
Airbus SE	9,439	$1,380,992
ALD SA	9,179	88,733
ArcelorMittal SA, NY Shares	23,991	638,401
Arkema SA	4,533	473,694
AXA SA	1,911	57,416
BNP Paribas SA	6,346	410,381
Bouygues SA	60	2,072
Carrefour SA	32,781	626,567
Cie de Saint-Gobain	22,190	1,443,507
Cie Generale des Etablissements Michelin SCA	25,490	797,479
Dassault Aviation SA	1,545	303,376
Eiffage SA	5,702	563,546
Gaztransport Et Technigaz SA	2,745	339,926
Getlink SE	12,972	217,117
Ipsen SA	2,644	342,515
JCDecaux SE(1)	169	3,136
Kering SA	1,926	1,029,890
La Francaise des Jeux SAEM	7,853	283,962
LVMH Moet Hennessy Louis Vuitton SE	2,257	1,908,649
Nexans SA	1,922	158,096
Orange SA, ADR	73,556	822,356
Renault SA	14,942	602,899
Safran SA	7,426	1,190,129
Societe Generale SA	1,544	43,743
SOITEC(1)	2,471	451,658
STMicroelectronics NV, NY Shares	42,898	2,027,360
Thales SA	24	3,500
TotalEnergies SE, ADR	44,667	2,810,001
Ubisoft Entertainment SA(1)	5,658	171,096
Valeo SA	15,842	307,941
Verallia SA	4,300	205,468
Vinci SA	15,218	1,695,104
		21,572,721
Germany — 8.8%
Allianz SE	7,212	1,753,087
BASF SE	29,935	1,515,231
Bayerische Motoren Werke AG	13,197	1,388,049
Bayerische Motoren Werke AG, Preference Shares	2,291	220,123
Commerzbank AG	950	10,438
Continental AG	6,817	505,673
Covestro AG(1)	7,191	381,873
Daimler Truck Holding AG	30,105	1,059,293
Deutsche Bank AG	79,756	868,543
Deutsche Boerse AG	16	2,840
Deutsche Lufthansa AG(1)	79,597	710,829
Deutsche Telekom AG	86,489	1,851,169
DHL Group	37,279	1,738,433
Dr. Ing. h.c. F. Porsche AG, Preference Shares	1,414	155,950
Encavis AG(1)	12,423	190,268
Fielmann AG	1,262	59,232
Fraport AG Frankfurt Airport Services Worldwide(1)	2,093	113,355

Avantis International Large Cap Value ETF
	Shares	Value
Hannover Rueck SE	3,712	$789,462
HelloFresh SE(1)	11,102	357,796
Hugo Boss AG	6,700	504,378
Infineon Technologies AG	63,425	2,266,536
KION Group AG	482	19,242
Knorr-Bremse AG	4,938	337,268
Krones AG	1,138	123,228
Mercedes-Benz Group AG	28,850	2,111,093
MTU Aero Engines AG	253	59,055
Rheinmetall AG	3,000	814,875
Schaeffler AG, Preference Shares	16,044	95,231
Sixt SE	897	95,628
Sixt SE, Preference Shares	1,104	71,572
Talanx AG	5,642	379,274
Telefonica Deutschland Holding AG	125,851	239,263
VERBIO Vereinigte BioEnergie AG	1,733	81,911
Volkswagen AG	897	128,186
Volkswagen AG, Preference Shares	6,004	734,784
Wacker Chemie AG	849	125,050
Zalando SE(1)	10,194	316,886
		22,175,104
Hong Kong — 2.1%
AIA Group Ltd.	178,600	1,616,018
ASMPT Ltd.	25,200	252,174
Bank of East Asia Ltd.	92,600	131,880
BOC Hong Kong Holdings Ltd.	83,500	231,987
Hang Lung Group Ltd.	35,000	48,276
Henderson Land Development Co. Ltd.	50,000	137,307
Hongkong Land Holdings Ltd.	59,700	211,790
Hysan Development Co. Ltd.	33,000	68,741
Jardine Matheson Holdings Ltd.	7,100	337,557
Kerry Properties Ltd.	15,000	27,716
Man Wah Holdings Ltd.	189,200	137,504
MTR Corp. Ltd.	28,500	118,915
New World Development Co. Ltd.	121,000	256,929
NWS Holdings Ltd.	49,000	55,794
Pacific Basin Shipping Ltd.	228,000	61,743
Sino Land Co. Ltd.	194,000	222,223
SITC International Holdings Co. Ltd.	103,000	192,106
Sun Hung Kai Properties Ltd.	31,000	348,957
Swire Pacific Ltd., Class A	20,000	164,908
Techtronic Industries Co. Ltd.	43,000	424,095
United Energy Group Ltd.	398,000	52,830
WH Group Ltd.	489,000	251,833
Xinyi Glass Holdings Ltd.	17,000	25,078
		5,376,361
Ireland — 0.8%
AIB Group PLC	117,519	534,893
Bank of Ireland Group PLC	18,603	185,244
CRH PLC	10,851	624,298
Glanbia PLC	10,698	177,827

Avantis International Large Cap Value ETF
	Shares	Value
Kingspan Group PLC	1,394	$117,785
Smurfit Kappa Group PLC	9,302	390,224
		2,030,271
Israel — 0.6%
Bank Hapoalim BM	41,658	344,893
Bank Leumi Le-Israel BM	38,323	297,483
Bezeq The Israeli Telecommunication Corp. Ltd.	52,662	71,278
Delek Group Ltd.	745	106,879
First International Bank of Israel Ltd.	1,998	80,791
ICL Group Ltd.	24,962	149,168
Israel Corp. Ltd.	199	55,218
Israel Discount Bank Ltd., A Shares	48,245	241,292
Mizrahi Tefahot Bank Ltd.	5,170	169,992
ZIM Integrated Shipping Services Ltd.	5,258	63,464
		1,580,458
Italy — 3.1%
Azimut Holding SpA	4,253	98,383
Banca Popolare di Sondrio SpA	24	114
BPER Banca	57	172
Brunello Cucinelli SpA(2)	4,803	396,915
CNH Industrial NV	5,599	77,198
De' Longhi SpA	6	158
Eni SpA, ADR(2)	49,526	1,533,325
ERG SpA	5,850	160,058
Intesa Sanpaolo SpA	19,522	52,132
Leonardo SpA	327	4,706
Poste Italiane SpA	57,587	639,269
Prysmian SpA	17,164	701,261
Salvatore Ferragamo SpA(2)	6,898	109,658
Stellantis NV	95,429	1,771,472
UniCredit SpA	97,487	2,375,086
		7,919,907
Japan — 19.3%
Aeon Co. Ltd.(2)	30,300	627,942
Aeon Mall Co. Ltd.(2)	7,400	88,680
AGC, Inc.	13,200	463,101
Air Water, Inc.	19,200	241,509
Aisin Corp.	5,600	186,888
Alfresa Holdings Corp.	13,800	235,669
Amada Co. Ltd.	1,300	13,758
Asics Corp.	600	21,837
BIPROGY, Inc.	7,700	199,287
Bridgestone Corp.	12,000	465,909
Canon Marketing Japan, Inc.	700	18,366
Chugai Pharmaceutical Co. Ltd.	1,100	33,530
Cosmo Energy Holdings Co. Ltd.	9,000	324,140
Credit Saison Co. Ltd.	17,700	276,648
Dai-ichi Life Holdings, Inc.	37,300	693,243
Daito Trust Construction Co. Ltd.	1,200	132,341
Daiwa Securities Group, Inc.	1,600	9,099
Disco Corp.	300	59,293

Avantis International Large Cap Value ETF
	Shares	Value
Ebara Corp.	5,900	$293,344
Electric Power Development Co. Ltd.	13,900	216,493
Fuji Electric Co. Ltd.	7,500	353,404
Fujikura Ltd.	12,000	99,268
Fujitsu Ltd.	6,300	787,448
Fukuoka Financial Group, Inc.	2,500	59,038
Fuyo General Lease Co. Ltd.	1,400	115,703
Hakuhodo DY Holdings, Inc.	12,100	114,797
Hino Motors Ltd.(1)	4,100	16,040
Hirose Electric Co. Ltd.	2,400	290,580
Hitachi Construction Machinery Co. Ltd.	3,100	96,392
Hitachi Ltd.	26,700	1,774,541
Honda Motor Co. Ltd., ADR	44,638	1,443,147
Horiba Ltd.	3,200	166,372
Hulic Co. Ltd.	29,700	266,523
Ibiden Co. Ltd.	11,900	716,976
IHI Corp.	13,100	326,049
Inpex Corp.	55,400	775,812
Internet Initiative Japan, Inc.	7,200	125,138
Isuzu Motors Ltd.	17,200	220,187
ITOCHU Corp.	2,600	97,576
Iwatani Corp.	3,500	184,055
J Front Retailing Co. Ltd.(2)	25,200	265,391
Japan Airlines Co. Ltd.	6,600	135,918
Japan Post Holdings Co. Ltd.	102,900	788,899
Japan Post Insurance Co. Ltd.	9,400	151,312
JFE Holdings, Inc.	38,500	608,227
JGC Holdings Corp.	19,700	263,007
JSR Corp.	500	13,956
JTEKT Corp.	21,900	197,918
Kawasaki Heavy Industries Ltd.	16,000	409,930
KDDI Corp.	43,900	1,305,034
Kintetsu Group Holdings Co. Ltd.	6,400	202,576
Kobe Steel Ltd.	41,300	518,072
Kuraray Co. Ltd.	26,600	302,148
Lawson, Inc.(2)	4,300	205,244
Macnica Holdings, Inc.	6,400	299,447
Marubeni Corp.	79,500	1,298,919
Marui Group Co. Ltd.	16,400	283,864
Mazda Motor Corp.	55,600	579,292
MEIJI Holdings Co. Ltd.	2,000	50,150
MINEBEA MITSUMI, Inc.	9,500	161,078
Mitsubishi Chemical Group Corp.	67,800	404,746
Mitsubishi Corp.	1,500	73,987
Mitsubishi HC Capital, Inc.	55,800	362,525
Mitsubishi Heavy Industries Ltd.	18,100	1,025,041
Mitsubishi Motors Corp.	62,600	244,862
Mitsubishi UFJ Financial Group, Inc., ADR(2)	346	2,744
Mitsui Chemicals, Inc.	12,000	325,306
Mitsui High-Tec, Inc.	1,400	95,000
MS&AD Insurance Group Holdings, Inc.	800	28,729

Avantis International Large Cap Value ETF
	Shares	Value
NEC Corp.	15,700	$827,561
NGK Insulators Ltd.	5,100	67,658
Nichirei Corp.	10,200	241,322
Nifco, Inc.	5,900	173,907
NIPPON EXPRESS HOLDINGS, Inc.	5,200	270,033
Nippon Steel Corp.	39,000	922,285
Nippon Telegraph & Telephone Corp.	740,100	854,546
Nippon Yusen KK	29,400	782,169
Nissan Motor Co. Ltd.	128,200	545,134
Niterra Co. Ltd.	12,100	280,800
Nitto Denko Corp.	8,300	566,247
NS Solutions Corp.	3,200	86,739
NSK Ltd.	32,300	188,029
Obayashi Corp.	50,100	453,743
Odakyu Electric Railway Co. Ltd.	13,400	199,252
Oji Holdings Corp.	66,200	270,782
Ono Pharmaceutical Co. Ltd.	13,700	258,819
ORIX Corp., ADR	8,710	809,159
Otsuka Corp.	6,200	276,321
Persol Holdings Co. Ltd.	5,900	100,839
Resonac Holdings Corp.	1,300	21,127
Ricoh Co. Ltd.	44,200	360,071
Ryohin Keikaku Co. Ltd.	11,700	150,840
Sanwa Holdings Corp.(2)	17,800	270,852
SBI Holdings, Inc.	20,900	426,588
SCREEN Holdings Co. Ltd.	4,300	437,790
SCSK Corp.	12,200	211,480
Seibu Holdings, Inc.	19,600	207,274
Seiko Epson Corp.	13,300	208,257
Sekisui Chemical Co. Ltd.	7,000	107,362
Seven Bank Ltd.	58,800	125,061
SG Holdings Co. Ltd.	13,000	187,783
Sharp Corp.(1)	2,000	12,312
Shimizu Corp.	44,900	302,085
Shin-Etsu Chemical Co. Ltd.	49,000	1,561,814
Shinko Electric Industries Co. Ltd.	6,900	282,356
Shizuoka Financial Group, Inc.	18,400	149,521
Sohgo Security Services Co. Ltd.	12,200	77,795
Sojitz Corp.	18,820	404,340
Sompo Holdings, Inc.	500	21,759
Sony Group Corp., ADR	27,067	2,251,704
Subaru Corp.	31,900	613,226
SUMCO Corp.	31,000	414,028
Sumitomo Heavy Industries Ltd.	6,000	150,175
Sumitomo Mitsui Financial Group, Inc., ADR	186,409	1,696,322
Sumitomo Mitsui Trust Holdings, Inc.	4,400	164,819
Sumitomo Realty & Development Co. Ltd.	16,100	411,569
Sundrug Co. Ltd.	4,900	144,843
Suntory Beverage & Food Ltd.	2,400	77,219
Taisei Corp.	14,100	474,549
Takashimaya Co. Ltd.(2)	15,100	226,701

Avantis International Large Cap Value ETF
	Shares	Value
TDK Corp.	20,000	$727,942
THK Co. Ltd.	10,900	199,058
Tobu Railway Co. Ltd.	12,000	328,971
Tokio Marine Holdings, Inc.	6,300	139,031
Tokyo Century Corp.	3,600	138,165
Tokyo Electron Ltd.	6,600	980,269
Tokyo Tatemono Co. Ltd.	2,000	26,257
Tokyu Fudosan Holdings Corp.	61,100	379,795
Toppan, Inc.	16,300	393,741
Toray Industries, Inc.	14,100	76,023
Toyota Boshoku Corp.	7,100	134,179
Toyota Motor Corp., ADR(2)	715	123,073
Toyota Tsusho Corp.	12,100	720,296
Trend Micro, Inc.	5,600	237,673
Yamaha Motor Co. Ltd.	18,800	486,474
Zenkoku Hosho Co. Ltd.	2,500	86,615
		48,737,974
Netherlands — 2.1%
ABN AMRO Bank NV, CVA	11,989	176,357
Adyen NV(1)	316	263,867
Aegon NV, NY Shares(2)	20,549	104,389
AerCap Holdings NV(1)	4,419	271,857
ASML Holding NV, NY Shares	2,740	1,809,852
ASR Nederland NV	7,189	314,336
BE Semiconductor Industries NV	12	1,377
ING Groep NV, ADR(2)	54,973	777,868
Koninklijke Ahold Delhaize NV	23,770	777,517
Koninklijke KPN NV	70,171	245,556
NN Group NV	5,437	209,300
OCI NV(1)	4,262	107,791
Randstad NV	3,068	180,046
Universal Music Group NV	7,297	180,916
		5,421,029
New Zealand — 0.2%
Air New Zealand Ltd.(1)	49,573	23,799
Chorus Ltd.	21,855	104,541
Fletcher Building Ltd.	34,570	99,514
Ryman Healthcare Ltd.(2)	16,824	66,551
Spark New Zealand Ltd.	37,895	114,644
Summerset Group Holdings Ltd.	4,289	26,196
		435,245
Norway — 1.2%
DNB Bank ASA	6,117	120,912
Equinor ASA, ADR(2)	39,381	1,203,877
Hafnia Ltd.	34,477	201,467
Norsk Hydro ASA	96,434	533,559
Schibsted ASA, B Shares	2,549	49,959
Schibsted ASA, Class A	1,825	38,729
Storebrand ASA	26,314	210,856
Wallenius Wilhelmsen ASA	10,332	83,576
Yara International ASA	14,320	521,954
		2,964,889

Avantis International Large Cap Value ETF
	Shares	Value
Portugal — 0.3%
Banco Comercial Portugues SA, R Shares(1)	413,951	$115,500
EDP Renovaveis SA	60	1,097
Galp Energia SGPS SA	32,678	451,027
Jeronimo Martins SGPS SA	7,717	196,722
NOS SGPS SA	980	3,692
Sonae SGPS SA	18,063	19,028
		787,066
Singapore — 1.3%
City Developments Ltd.	1,600	7,905
Golden Agri-Resources Ltd.	875,000	161,713
Jardine Cycle & Carriage Ltd.	6,800	168,019
Keppel Corp. Ltd.	105,000	538,669
Olam Group Ltd.	96,700	89,400
Oversea-Chinese Banking Corp. Ltd.	99,900	926,903
Seatrium Ltd.(1)	11,915	1,277
Singapore Airlines Ltd.	6,500	33,027
Singapore Exchange Ltd.	1,000	7,119
United Overseas Bank Ltd.	31,000	651,228
UOL Group Ltd.	14,500	71,187
Wilmar International Ltd.	73,100	204,336
Yangzijiang Shipbuilding Holdings Ltd.	237,300	296,567
		3,157,350
Spain — 3.5%
ACS Actividades de Construccion y Servicios SA	31,852	1,118,180
Aena SME SA	3,448	542,015
Banco Bilbao Vizcaya Argentaria SA, ADR(2)	311,569	2,473,858
Banco Santander SA, ADR(2)	578,264	2,237,882
Mapfre SA	3,301	6,982
Repsol SA	164,673	2,545,203
		8,924,120
Sweden — 2.9%
AAK AB	18,099	335,564
Atlas Copco AB, A Shares	474	6,267
Atlas Copco AB, B Shares	990	11,398
Avanza Bank Holding AB(2)	14,764	285,053
Axfood AB	21	507
Billerud Aktiebolag	700	5,719
Boliden AB	18,397	489,185
H & M Hennes & Mauritz AB, B Shares	37,353	570,305
Loomis AB	2,588	68,607
Nordea Bank Abp	79,009	865,564
Nordnet AB publ	14,064	182,051
Paradox Interactive AB	3,763	95,959
Sandvik AB	27,323	516,727
Sinch AB(1)	843	1,769
Skandinaviska Enskilda Banken AB, A Shares	56,022	649,496
Skanska AB, B Shares	6,658	97,463
Svenska Handelsbanken AB, A Shares	24,711	206,190
Swedbank AB, A Shares	43,365	767,461
Telefonaktiebolaget LM Ericsson, ADR(2)	100,816	520,211

Avantis International Large Cap Value ETF
	Shares	Value
Telia Co. AB	104,350	$210,662
Trelleborg AB, B Shares	5,706	144,858
Volvo AB, A Shares	6,188	126,568
Volvo AB, B Shares	46,602	939,199
Volvo Car AB, Class B(1)	23,990	91,081
		7,187,864
Switzerland — 6.3%
Baloise Holding AG	354	55,302
Cie Financiere Richemont SA, Class A	12,210	1,731,884
Clariant AG	7,328	121,909
DKSH Holding AG	551	42,109
EFG International AG	6,456	72,159
Helvetia Holding AG	2,216	336,997
Holcim AG	180	11,903
Inficon Holding AG	9	11,476
Julius Baer Group Ltd.	7,057	489,822
Kuehne + Nagel International AG	948	284,822
Novartis AG, ADR	26,529	2,665,634
OC Oerlikon Corp. AG	24	118
Partners Group Holding AG	1,213	1,307,499
Roche Holding AG	9,333	2,739,126
Roche Holding AG, Bearer Shares	373	116,249
Schindler Holding AG	21	4,407
Schindler Holding AG, Bearer Participation Certificate	32	7,126
Stadler Rail AG	3,071	124,819
Straumann Holding AG	15	2,268
Sulzer AG	91	9,245
Swatch Group AG	328	17,475
Swatch Group AG, Bearer Shares	200	56,148
Swiss Life Holding AG	1,460	914,347
Swisscom AG	1,324	806,169
UBS Group AG(1)(2)	64,541	1,723,890
VAT Group AG	1,605	641,433
Vontobel Holding AG	1,204	74,519
Zurich Insurance Group AG	3,121	1,463,415
		15,832,270
United Kingdom — 18.2%
3i Group PLC	114,753	2,889,646
Admiral Group PLC	22,249	700,932
Antofagasta PLC	15,583	285,385
Ashtead Group PLC	41,572	2,899,991
AstraZeneca PLC, ADR	1	68
Barclays PLC, ADR	303,622	2,280,201
BP PLC, ADR	161,405	6,001,038
BT Group PLC	986,830	1,443,645
Burberry Group PLC	56,119	1,549,425
Coca-Cola HBC AG	21,882	630,353
easyJet PLC(1)	73,541	392,855
Games Workshop Group PLC	2,181	298,650
Glencore PLC	411,644	2,192,084
GSK PLC, ADR	64,278	2,258,086

Avantis International Large Cap Value ETF
	Shares	Value
Haleon PLC	16,646	$68,158
Haleon PLC, ADR(2)	8,286	68,111
Hargreaves Lansdown PLC	21,203	204,041
Howden Joinery Group PLC	122,918	1,149,595
HSBC Holdings PLC, ADR(2)	155,298	5,795,721
Inchcape PLC	1,249	12,055
International Distributions Services PLC(1)	16,804	51,606
J Sainsbury PLC	94,813	324,237
JD Sports Fashion PLC	413,254	758,527
Legal & General Group PLC	5,447	15,049
Lloyds Banking Group PLC, ADR	232,144	487,502
Marks & Spencer Group PLC(1)	556,866	1,597,199
NatWest Group PLC, ADR(2)	54,313	319,904
Next PLC	16,857	1,489,799
Rightmove PLC	95,900	678,801
Rio Tinto PLC, ADR(2)	2,830	176,875
Shell PLC, ADR	99,885	6,201,860
Taylor Wimpey PLC	508,330	734,637
Vodafone Group PLC, ADR	194,985	1,817,260
		45,773,296
TOTAL COMMON STOCKS (Cost $234,293,036)		250,587,973
SHORT-TERM INVESTMENTS — 4.4%
Money Market Funds — 4.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	164,400	164,400
State Street Navigator Securities Lending Government Money Market Portfolio(3)	10,858,874	10,858,874
TOTAL SHORT-TERM INVESTMENTS (Cost $11,023,274)		11,023,274
TOTAL INVESTMENT SECURITIES — 103.9% (Cost $245,316,310)		261,611,247
OTHER ASSETS AND LIABILITIES — (3.9)%		(9,755,184)
TOTAL NET ASSETS — 100.0%		$251,856,063

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	24.8%
Industrials	15.8%
Energy	14.6%
Materials	12.8%
Consumer Discretionary	12.2%
Information Technology	6.0%
Communication Services	4.6%
Health Care	4.2%
Consumer Staples	2.9%
Real Estate	1.2%
Utilities	0.4%
Short-Term Investments	4.4%
Other Assets and Liabilities	(3.9)%

Avantis International Large Cap Value ETF

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CVA	–	Certificaten Van Aandelen
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $14,868,686. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $15,384,754, which includes securities collateral of $4,525,880.

See Notes to Financial Statements.

AUGUST 31, 2023

Avantis International Small Cap Equity ETF
	Shares	Value
COMMON STOCKS — 99.8%
Australia — 8.7%
29Metals Ltd.	404	$229
Accent Group Ltd.	893	1,181
Adairs Ltd.	250	236
Adbri Ltd.	1,334	1,903
Aeris Resources Ltd.(1)	823	127
Alkane Resources Ltd.(1)	567	245
Altium Ltd.	332	10,375
Alumina Ltd.(1)	6,846	4,755
AMP Ltd.	7,966	6,501
Ansell Ltd.	360	5,486
Appen Ltd.(1)	409	418
ARB Corp. Ltd.	226	4,928
Ardent Leisure Group Ltd.(1)	431	150
Aurelia Metals Ltd.(1)	2,985	175
Aussie Broadband Ltd.(1)	499	1,150
Austal Ltd.	1,133	1,429
Australian Clinical Labs Ltd.	343	655
Australian Ethical Investment Ltd.	86	250
Azure Minerals Ltd.(1)	654	1,087
Baby Bunting Group Ltd.	200	284
Bank of Queensland Ltd.	1,656	6,150
Beach Energy Ltd.	4,767	4,775
Bega Cheese Ltd.	622	1,209
Bendigo & Adelaide Bank Ltd.	834	5,109
Berkeley Energia Ltd.(1)	771	196
Boral Ltd.(1)	1,183	3,600
Brickworks Ltd.	241	4,254
Bubs Australia Ltd.(1)	596	67
Capricorn Metals Ltd.(1)	874	2,562
Cettire Ltd.(1)	717	1,264
Challenger Ltd.	1,302	5,707
Champion Iron Ltd.	926	3,609
Clinuvel Pharmaceuticals Ltd.	38	472
Codan Ltd.	173	878
Collins Foods Ltd.	365	2,333
Cooper Energy Ltd.(1)	5,816	452
Coronado Global Resources, Inc.	1,651	1,677
Costa Group Holdings Ltd.	1,140	2,098
Credit Corp. Group Ltd.	196	2,702
CSR Ltd.	1,298	4,933
Data#3 Ltd.	387	1,852
DDH1 Ltd.	832	474
Delta Lithium Ltd.(1)	1,627	814
Deterra Royalties Ltd.	1,235	3,538
DGL Group Ltd. AU(1)	155	83
Domino's Pizza Enterprises Ltd.	108	3,764
Eagers Automotive Ltd.	490	5,056
Elders Ltd.	282	1,172

Avantis International Small Cap Equity ETF
	Shares	Value
Electro Optic Systems Holdings Ltd.(1)	426	$245
EML Payments Ltd.(1)	1,033	756
Estia Health Ltd.	805	1,577
EVT Ltd.	261	2,057
FleetPartners Group Ltd.(1)	868	1,648
Galan Lithium Ltd.(1)	506	241
Global Lithium Resources Ltd.(1)	238	225
Gold Road Resources Ltd.	2,928	3,338
GrainCorp Ltd., A Shares	648	3,052
Grange Resources Ltd.	806	237
GWA Group Ltd.	540	671
Hansen Technologies Ltd.	492	1,744
Harvey Norman Holdings Ltd.	1,279	3,336
Hastings Technology Metals Ltd.(1)	114	80
Helia Group Ltd.	1,115	2,795
Helloworld Travel Ltd.	287	594
Iluka Resources Ltd.	1,247	6,832
Imdex Ltd.	1,006	1,054
Immutep Ltd.(1)	1,617	299
Inghams Group Ltd.	1,084	2,436
Insignia Financial Ltd.	1,502	2,513
Integral Diagnostics Ltd.	271	525
Invictus Energy Ltd.(1)	2,010	220
InvoCare Ltd.	432	3,504
ioneer Ltd.(1)	2,831	438
IPH Ltd.	615	3,026
IRESS Ltd.	515	2,127
JB Hi-Fi Ltd.	322	9,498
Jervois Global Ltd.(1)	2,315	75
Johns Lyng Group Ltd.	548	2,267
Judo Capital Holdings Ltd.(1)	1,643	976
Jumbo Interactive Ltd.	153	1,513
Karoon Energy Ltd.(1)	1,360	2,102
Kelsian Group Ltd.	576	2,348
Kogan.com Ltd.(1)	258	903
Lake Resources NL(1)	1,883	267
Lindian Resources Ltd.(1)	1,949	378
Lindsay Australia Ltd.	763	589
Link Administration Holdings Ltd.	1,448	1,252
Lovisa Holdings Ltd.	115	1,659
MA Financial Group Ltd.	145	447
Maas Group Holdings Ltd.	234	486
Magellan Financial Group Ltd.	470	2,711
Mayne Pharma Group Ltd.	223	529
McMillan Shakespeare Ltd.	190	2,187
Mesoblast Ltd.(1)	2,376	767
Metals X Ltd.(1)	1,012	189
Metcash Ltd.	2,696	6,501
MMA Offshore Ltd.(1)	1,128	968
Monadelphous Group Ltd.	235	2,221
Mount Gibson Iron Ltd.(1)	944	274

Avantis International Small Cap Equity ETF
	Shares	Value
Musgrave Minerals Ltd.(1)	1,377	$317
Myer Holdings Ltd.	1,090	472
MyState Ltd.	117	249
Neometals Ltd.(1)	376	124
Netwealth Group Ltd.	374	3,615
New Hope Corp. Ltd.	1,654	6,000
NextEd Group Ltd.(1)	584	401
nib holdings Ltd.	1,496	8,040
Nick Scali Ltd.	145	1,171
Nickel Industries Ltd.	4,839	2,472
Nine Entertainment Co. Holdings Ltd.	4,142	5,495
Novonix Ltd.(1)	568	361
NRW Holdings Ltd.	964	1,699
Nufarm Ltd.	949	3,173
OFX Group Ltd.(1)	655	731
Omni Bridgeway Ltd.(1)	420	570
oOh!media Ltd.	1,542	1,452
Orora Ltd.	2,407	5,490
Panoramic Resources Ltd.(1)	1,504	46
PeopleIN Ltd.	64	85
Perenti Ltd.(1)	1,609	1,102
Perpetual Ltd.	320	4,345
Perseus Mining Ltd.	2,864	3,472
PEXA Group Ltd.(1)	367	2,726
Pinnacle Investment Management Group Ltd.	383	2,305
Platinum Asset Management Ltd.	1,239	1,144
Premier Investments Ltd.	206	3,411
PWR Holdings Ltd.	163	1,141
Qube Holdings Ltd.	4,902	9,707
Ramelius Resources Ltd.	3,348	2,962
Red 5 Ltd.(1)	7,183	1,134
Regis Resources Ltd.(1)	2,219	2,306
Reliance Worldwide Corp. Ltd.	2,481	6,681
Resolute Mining Ltd.(1)	7,440	1,777
Ridley Corp. Ltd.	682	952
Sandfire Resources Ltd.(1)	1,368	5,863
Select Harvests Ltd.	340	922
Service Stream Ltd.	1,954	1,136
Sigma Healthcare Ltd.	2,962	1,534
Silk Laser Australia Ltd.(1)	59	126
Silver Lake Resources Ltd.(1)	880	557
Sims Ltd.	479	4,719
SiteMinder Ltd.(1)	394	1,245
SmartGroup Corp. Ltd.	427	2,373
St. Barbara Ltd.(1)	1,422	184
Stanmore Resources Ltd.(1)	533	996
Star Entertainment Group Ltd. (Sydney)(1)	2,511	1,619
Strandline Resources Ltd.(1)	970	110
Super Retail Group Ltd.	463	3,876
Syrah Resources Ltd.(1)	909	339
Technology One Ltd.	879	8,744

Avantis International Small Cap Equity ETF
	Shares	Value
Terracom Ltd.	987	$302
United Malt Group Ltd.(1)	800	2,550
Ventia Services Group Pty Ltd.	1,994	3,507
Viva Energy Group Ltd.	2,633	5,304
Vulcan Energy Resources Ltd.(1)	174	382
Webjet Ltd.(1)	1,088	4,894
West African Resources Ltd.(1)	1,985	1,092
Westgold Resources Ltd.(1)	1,473	1,534
Xanadu Mines Ltd.(1)	3,116	193
		340,270
Austria — 0.8%
AT&S Austria Technologie & Systemtechnik AG	180	6,413
DO & CO. AG	57	6,635
Lenzing AG(1)	85	4,032
Oesterreichische Post AG	229	7,886
UNIQA Insurance Group AG	844	6,795
		31,761
Belgium — 1.3%
Bekaert SA	173	8,203
bpost SA	378	1,779
Euronav NV	290	5,051
Exmar NV	94	1,156
Fagron	368	6,565
Galapagos NV, ADR(1)	201	7,616
Kinepolis Group NV	74	3,515
Ontex Group NV(1)	307	2,484
Proximus SADP	458	3,462
Tessenderlo Group SA	113	3,504
VGP NV	61	6,368
		49,703
Canada — 9.9%
5N Plus, Inc.(1)	100	260
Advantage Energy Ltd.(1)	400	2,851
Aecon Group, Inc.	200	1,693
AG Growth International, Inc.	100	4,369
AGF Management Ltd., Class B	100	588
Alamos Gold, Inc., Class A	900	11,576
Algoma Steel Group, Inc.	200	1,530
Altius Minerals Corp.	100	1,631
Argonaut Gold, Inc.(1)	1,000	533
Aris Mining Corp.(1)	200	465
Atco Ltd., Class I	200	5,521
Athabasca Oil Corp.(1)	1,300	3,608
Atrium Mortgage Investment Corp.	100	816
ATS Corp.(1)	200	8,973
B2Gold Corp.	3,000	9,236
Badger Infrastructure Solution	100	2,627
Ballard Power Systems, Inc.(1)	300	1,263
Birchcliff Energy Ltd.	600	3,708
Bitfarms Ltd.(1)	600	817
Boralex, Inc., A Shares	200	4,852

Avantis International Small Cap Equity ETF
	Shares	Value
Calibre Mining Corp.(1)	900	$1,052
Canada Goose Holdings, Inc.(1)	100	1,575
Canadian Western Bank	200	3,891
Canfor Corp.(1)	100	1,538
Capital Power Corp.	300	9,030
Capstone Copper Corp.(1)	900	4,190
Cardinal Energy Ltd.	300	1,603
Cascades, Inc.	200	1,881
Celestica, Inc.(1)	300	6,994
Centerra Gold, Inc.	500	3,001
CES Energy Solutions Corp.	600	1,634
Chorus Aviation, Inc.(1)	200	398
CI Financial Corp.	400	5,133
Colliers International Group, Inc.	100	11,553
Computer Modelling Group Ltd.	200	1,285
Converge Technology Solutions Corp.	200	423
Corus Entertainment, Inc., B Shares	200	201
Crescent Point Energy Corp.	1,300	10,699
Crew Energy, Inc.(1)	400	1,880
Definity Financial Corp.	200	5,503
Doman Building Materials Group Ltd.	200	1,150
DREAM Unlimited Corp., Class A	100	1,573
Dundee Precious Metals, Inc.	400	2,581
Dye & Durham Ltd.	100	1,335
Eldorado Gold Corp. (Toronto)(1)	500	4,777
Encore Energy Corp.(1)	154	396
Enerflex Ltd.	200	1,234
Enerplus Corp.	400	6,841
Ensign Energy Services, Inc.(1)	200	456
EQB, Inc.	100	5,757
Equinox Gold Corp.(1)	700	3,528
ERO Copper Corp.(1)	200	4,137
Fiera Capital Corp.	100	445
First Majestic Silver Corp.	400	2,454
Fission Uranium Corp.(1)	500	278
Fortuna Silver Mines, Inc.(1)	500	1,554
Freehold Royalties Ltd.	300	3,193
Frontera Energy Corp.(1)	100	768
Gear Energy Ltd.	500	311
Gibson Energy, Inc.	300	4,512
GoGold Resources, Inc.(1)	400	438
GoldMining, Inc.(1)	200	175
Headwater Exploration, Inc.	500	2,653
Hudbay Minerals, Inc.	700	3,481
Hut 8 Mining Corp.(1)	600	1,465
i-80 Gold Corp.(1)	300	597
IAMGOLD Corp.(1)	1,100	2,727
Interfor Corp.(1)	100	1,687
International Petroleum Corp.(1)	100	938
Journey Energy, Inc.(1)	100	417
Karora Resources, Inc.(1)	200	696

Avantis International Small Cap Equity ETF
	Shares	Value
Kelt Exploration Ltd.(1)	500	$2,598
Kingsway Financial Services, Inc.(1)	22	194
Labrador Iron Ore Royalty Corp.	100	2,325
Laurentian Bank of Canada	100	2,720
Lightspeed Commerce, Inc.(1)	300	4,898
Linamar Corp.	100	5,248
Lion Electric Co.(1)	200	437
Lundin Gold, Inc.	300	3,597
Major Drilling Group International, Inc.(1)	100	644
Maple Leaf Foods, Inc.	200	4,306
Marathon Gold Corp.(1)	500	285
Martinrea International, Inc.	200	2,022
MDA Ltd.(1)	300	2,296
Methanex Corp.	100	4,255
Mullen Group Ltd.	200	2,117
Neo Performance Materials, Inc.	100	682
New Gold, Inc.(1)	1,600	1,693
North American Construction Group Ltd.	100	2,476
North West Co., Inc.	100	2,257
Northland Power, Inc.	300	5,673
NuVista Energy Ltd.(1)	400	3,671
Obsidian Energy Ltd.(1)	200	1,415
OceanaGold Corp.	1,700	3,674
Onex Corp.	100	6,179
Paramount Resources Ltd., A Shares	200	4,633
Parex Resources, Inc.	300	5,677
Parkland Corp.	200	5,292
Pason Systems, Inc.	100	1,029
Pet Valu Holdings Ltd.	100	1,854
Peyto Exploration & Development Corp.	400	3,715
Pine Cliff Energy Ltd.	600	635
Pipestone Energy Corp.	100	169
Pizza Pizza Royalty Corp.	100	1,084
PrairieSky Royalty Ltd.	300	5,739
Primo Water Corp.	300	4,578
Quipt Home Medical Corp.(1)	90	532
Real Matters, Inc.(1)	200	1,011
Rogers Sugar, Inc.	200	851
Russel Metals, Inc.	200	5,949
Sandstorm Gold Ltd.	600	3,313
Savaria Corp.	100	1,191
Seabridge Gold, Inc.(1)	200	2,348
Secure Energy Services, Inc.	400	2,214
ShawCor Ltd.(1)	200	2,758
Silvercorp Metals, Inc.	400	1,042
Sleep Country Canada Holdings, Inc.	100	1,831
Spartan Delta Corp.	300	937
Spin Master Corp., VTG Shares	100	2,661
SSR Mining, Inc.	400	5,932
Stelco Holdings, Inc.	100	2,864
StorageVault Canada, Inc.	500	1,695

Avantis International Small Cap Equity ETF
	Shares	Value
Superior Plus Corp.	500	$3,778
Surge Energy, Inc.	100	614
Tamarack Valley Energy Ltd.	800	2,161
Timbercreek Financial Corp.	200	1,076
Torex Gold Resources, Inc.(1)	200	2,311
Total Energy Services, Inc.	100	696
TransAlta Corp.	500	4,799
Trican Well Service Ltd.	500	1,769
Tricon Residential, Inc. (Toronto)	600	5,089
Valeura Energy, Inc.(1)	100	166
Vermilion Energy, Inc.	300	4,369
Victoria Gold Corp.(1)	100	506
Viemed Healthcare, Inc.(1)	100	799
Wajax Corp.	100	2,081
Westshore Terminals Investment Corp.	100	2,153
Whitecap Resources, Inc.	1,200	9,813
Winpak Ltd.	100	2,957
		385,268
Denmark — 1.9%
Alm Brand A/S	1,701	2,811
Bavarian Nordic A/S(1)	141	3,130
cBrain A/S	15	389
Chemometec A/S(1)	26	1,591
D/S Norden A/S	66	3,167
Dfds A/S	103	3,444
GN Store Nord AS(1)	307	6,270
H+H International A/S, B Shares(1)	23	238
ISS A/S	448	7,952
Netcompany Group A/S(1)	123	4,654
Nilfisk Holding A/S(1)	11	215
NKT A/S(1)	157	8,497
NTG Nordic Transport Group A/S(1)	25	1,370
Per Aarsleff Holding A/S	54	2,609
Ringkjoebing Landbobank A/S	80	11,842
Schouw & Co. A/S	37	2,716
Solar A/S, B Shares	13	881
Spar Nord Bank A/S	207	3,124
Sydbank AS	174	8,173
TORM PLC, Class A	98	2,409
		75,482
Finland — 1.2%
Citycon Oyj(1)	378	2,322
Enento Group Oyj	87	2,131
Finnair Oyj(1)	3,194	1,786
F-Secure Oyj	402	1,038
Harvia Oyj	82	2,040
Kemira Oyj	534	8,452
Kojamo Oyj	247	2,462
Musti Group Oyj(1)	154	3,412
Nokian Renkaat Oyj	417	3,613
Outokumpu Oyj	1,772	8,256

Avantis International Small Cap Equity ETF
	Shares	Value
Puuilo Oyj	284	$2,290
Revenio Group Oyj	96	2,454
Tokmanni Group Corp.	228	3,376
WithSecure Oyj(1)	412	466
YIT Oyj	461	1,124
		45,222
France — 3.6%
APERAM SA	232	6,564
Atos SE(1)	645	5,406
Boiron SA	27	1,520
Cie des Alpes	92	1,298
Cie Plastic Omnium SA	260	4,561
Clariane SE	201	1,359
Coface SA	548	7,336
Derichebourg SA	408	2,227
Equasens	28	2,281
Eramet SA	41	3,140
Etablissements Maurel et Prom SA	285	1,363
Euroapi SA(1)	146	1,986
Eutelsat Communications SA	625	3,803
Fnac Darty SA	50	1,558
Genfit SA(1)	190	682
ID Logistics Group(1)	12	3,126
Imerys SA	154	5,243
IPSOS	171	8,557
Kalray SADIR(1)	37	1,196
Kaufman & Broad SA	53	1,528
Maisons du Monde SA	99	924
McPhy Energy SA(1)	70	512
Metropole Television SA	113	1,548
Nexans SA	95	7,814
OVH Groupe SAS(1)	88	894
ReWorld Media SA(1)	82	323
Rubis SCA	430	10,483
Seche Environnement SA	11	1,438
SES SA	1,435	10,444
SMCP SA(1)	238	1,548
Societe BIC SA	106	6,775
Solutions 30 SE(1)	485	1,473
Television Francaise 1	190	1,541
Trigano SA	40	5,627
Ubisoft Entertainment SA(1)	282	8,528
Vallourec SA(1)	482	6,441
Vicat SA	97	3,270
Voltalia SA(1)	169	2,964
X-Fab Silicon Foundries SE(1)	312	3,534
		140,815
Germany — 4.5%
1&1 AG	66	981
7C Solarparken AG	142	512
About You Holding SE(1)	64	428

Avantis International Small Cap Equity ETF
	Shares	Value
ADLER Group SA(1)	136	$75
Amadeus Fire AG	13	1,586
Aroundtown SA(1)	1,007	1,816
Atoss Software AG	11	2,677
Aurubis AG	67	5,540
Auto1 Group SE(1)	223	1,868
BayWa AG	32	1,128
Befesa SA	58	2,135
Bijou Brigitte AG	10	379
Bilfinger SE	65	2,252
Borussia Dortmund GmbH & Co. KGaA(1)	183	918
CANCOM SE	87	2,524
CECONOMY AG(1)	339	883
Cewe Stiftung & Co. KGAA	12	1,179
Cliq Digital AG	13	282
CompuGroup Medical SE & Co. KgaA	64	2,991
CropEnergies AG	55	508
Dermapharm Holding SE	49	2,343
Deutsche Pfandbriefbank AG	304	2,394
Deutz AG	303	1,422
DIC Asset AG	55	259
Draegerwerk AG & Co. KGaA	7	288
Draegerwerk AG & Co. KGaA, Preference Shares	20	967
Duerr AG	121	3,607
Elmos Semiconductor SE	13	940
ElringKlinger AG	66	434
Encavis AG(1)	234	3,584
Energiekontor AG	18	1,704
Evotec SE(1)	324	7,593
Fielmann AG	72	3,379
flatexDEGIRO AG(1)	174	1,523
Fraport AG Frankfurt Airport Services Worldwide(1)	87	4,712
Freenet AG	288	6,897
Friedrich Vorwerk Group SE	17	235
Gerresheimer AG	102	13,240
GFT Technologies SE	25	698
Grand City Properties SA(1)	130	1,160
GRENKE AG	68	1,729
Hamburger Hafen und Logistik AG	61	671
Heidelberger Druckmaschinen AG(1)	477	670
HelloFresh SE(1)	119	3,835
Hensoldt AG	128	4,149
Hornbach Holding AG & Co. KGaA	22	1,730
Indus Holding AG	48	1,152
Instone Real Estate Group SE	38	243
JOST Werke SE	30	1,547
Jungheinrich AG, Preference Shares	112	3,717
K+S AG	333	6,254
Kontron AG	89	1,937
Krones AG	34	3,682
Lanxess AG	109	3,440

Avantis International Small Cap Equity ETF
	Shares	Value
LPKF Laser & Electronics SE(1)	38	$312
Medios AG(1)	26	420
METRO AG(1)	279	2,221
Mutares SE & Co. KGaA	38	905
Nagarro SE(1)	10	753
Norma Group SE	72	1,322
PATRIZIA SE	97	926
ProSiebenSat.1 Media SE	383	3,036
Salzgitter AG	57	1,677
Schaeffler AG, Preference Shares	299	1,775
SGL Carbon SE(1)	141	1,067
Siltronic AG	45	3,588
SMA Solar Technology AG(1)	42	3,374
Stabilus SE	57	3,198
Steico SE	7	230
STO SE & Co. KGaA, Preference Shares	6	894
Stroeer SE & Co. KGaA	81	3,679
Suedzucker AG	154	2,484
Synlab AG	153	1,563
TAG Immobilien AG(1)	390	4,421
TeamViewer SE(1)	319	5,912
VERBIO Vereinigte BioEnergie AG	27	1,276
VIB Vermoegen AG(1)	13	212
Vitesco Technologies Group AG, Class A(1)	53	4,183
Wacker Neuson SE	77	1,701
		173,926
Hong Kong — 1.6%
Bright Smart Securities & Commodities Group Ltd.	4,000	729
Cafe de Coral Holdings Ltd.	2,000	2,423
CITIC Telecom International Holdings Ltd.	8,000	3,110
Cowell e Holdings, Inc.(1)	1,000	1,970
EC Healthcare	1,000	490
First Pacific Co. Ltd.	10,000	4,257
Giordano International Ltd.	6,000	2,302
Hang Lung Group Ltd.	4,000	5,517
HKBN Ltd.	3,500	1,687
Hong Kong Aerospace Technology Group Ltd.(1)	1,200	1,153
Hong Kong Technology Venture Co. Ltd.	2,000	886
Hysan Development Co. Ltd.	2,000	4,166
Johnson Electric Holdings Ltd.	1,500	2,009
JS Global Lifestyle Co. Ltd.(1)	6,000	856
Luk Fook Holdings International Ltd.	1,000	2,478
Man Wah Holdings Ltd.	1,600	1,163
Pacific Basin Shipping Ltd.	25,000	6,770
Pacific Textiles Holdings Ltd.	3,000	639
SUNeVision Holdings Ltd.	1,000	478
Television Broadcasts Ltd.(1)	1,800	882
Theme International Holdings Ltd.(1)	20,000	1,886
United Laboratories International Holdings Ltd.	6,000	5,357
Value Partners Group Ltd.	2,000	681
Vitasoy International Holdings Ltd.	2,000	2,577

Avantis International Small Cap Equity ETF
	Shares	Value
VTech Holdings Ltd.	700	$4,273
Yue Yuen Industrial Holdings Ltd.	3,500	4,386
		63,125
Ireland — 0.3%
Cairn Homes PLC	970	1,209
Dalata Hotel Group PLC(1)	330	1,539
Glanbia PLC	342	5,685
Glenveagh Properties PLC(1)	904	981
Origin Enterprises PLC	97	345
Uniphar PLC	312	943
		10,702
Israel — 2.4%
Africa Israel Residences Ltd.	15	706
Airport City Ltd.(1)	154	2,358
Alony Hetz Properties & Investments Ltd.	292	2,217
Altshuler Shaham Penn Ltd.	160	257
Amot Investments Ltd.	529	2,502
Aura Investments Ltd.	286	568
Azorim-Investment Development & Construction Co. Ltd.(1)	169	517
Big Shopping Centers Ltd.(1)	28	2,338
Blue Square Real Estate Ltd.	12	708
Caesarstone Ltd.(1)	37	154
Cellcom Israel Ltd.(1)	159	527
Ceragon Networks Ltd.(1)	165	322
Clal Insurance Enterprises Holdings Ltd.(1)	151	2,236
Danel Adir Yeoshua Ltd.	14	1,123
Danya Cebus Ltd.	10	263
Delek Group Ltd.	26	3,730
Delta Galil Ltd.	26	1,016
Direct Finance of Direct Group 2006 Ltd.	3	355
Doral Group Renewable Energy Resources Ltd.(1)	195	418
Elco Ltd.	15	484
Electra Consumer Products 1970 Ltd.	24	525
Electra Ltd.	5	1,935
Energix-Renewable Energies Ltd.	657	2,046
Fattal Holdings 1998 Ltd.(1)	19	1,861
FIBI Holdings Ltd.	44	1,915
Formula Systems 1985 Ltd.	22	1,631
Fox Wizel Ltd.	18	1,303
G City Ltd.	207	660
Gilat Satellite Networks Ltd.(1)	132	901
Hagag Group Real Estate Development(1)	52	171
Harel Insurance Investments & Financial Services Ltd.	264	1,921
Hilan Ltd.	34	1,743
Isracard Ltd.	551	2,234
Israel Canada T.R Ltd.	309	690
Israel Corp. Ltd.	7	1,942
Israel Land Development Co. Ltd.	24	193
Isras Investment Co. Ltd.	4	750
Ituran Location & Control Ltd.	30	908
Kenon Holdings Ltd.	45	1,069

Avantis International Small Cap Equity ETF
	Shares	Value
Kornit Digital Ltd.(1)	122	$2,716
Kvutzat Acro Ltd.	38	387
M Yochananof & Sons Ltd.	11	452
Magic Software Enterprises Ltd.	57	660
Matrix IT Ltd.	77	1,563
Mega Or Holdings Ltd.	43	799
Menora Mivtachim Holdings Ltd.	50	1,054
Migdal Insurance & Financial Holdings Ltd.	964	1,119
Mivne Real Estate KD Ltd.	1,279	3,062
Nano Dimension Ltd., ADR(1)	415	1,320
Nano-X Imaging Ltd.(1)	131	1,091
Next Vision Stabilized Systems Ltd.	130	735
Oil Refineries Ltd.	6,649	2,165
One Software Technologies Ltd.	93	1,183
Partner Communications Co. Ltd.(1)	158	661
Paz Ashdod Refinery Ltd.(1)	23	627
Paz Oil Co. Ltd.(1)	23	1,902
Perion Network Ltd.(1)	62	2,061
Phoenix Holdings Ltd.	397	3,978
Prashkovsky Investments & Construction Ltd.	16	361
Property & Building Corp. Ltd.(1)	3	118
Protalix BioTherapeutics, Inc.(1)	85	161
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	20	1,156
Retailors Ltd.	49	997
Sapiens International Corp. NV	78	2,323
Shapir Engineering & Industry Ltd.	314	2,155
Shikun & Binui Ltd.(1)	399	998
Shufersal Ltd.(1)	611	2,841
Silicom Ltd.(1)	5	134
Summit Real Estate Holdings Ltd.	84	1,106
Tadiran Group Ltd.	4	283
Taro Pharmaceutical Industries Ltd.(1)	25	990
Tel Aviv Stock Exchange Ltd.(1)	207	1,087
YH Dimri Construction & Development Ltd.	17	1,052
ZIM Integrated Shipping Services Ltd.	216	2,607
		93,101
Italy — 3.2%
ACEA SpA	164	1,966
Arnoldo Mondadori Editore SpA	520	1,212
Azimut Holding SpA	393	9,091
Banca IFIS SpA	108	1,895
Banca Monte dei Paschi di Siena SpA(1)	1,988	5,500
Banca Popolare di Sondrio SpA	1,673	7,938
BFF Bank SpA	881	9,449
Biesse SpA	24	336
Cementir Holding NV	191	1,668
Credito Emiliano SpA	353	2,949
d'Amico International Shipping SA	181	831
Danieli & C Officine Meccaniche SpA	50	1,199
Danieli & C Officine Meccaniche SpA, Preference Shares	158	2,985
Datalogic SpA	52	369

Avantis International Small Cap Equity ETF
	Shares	Value
De' Longhi SpA	306	$8,085
Digital Bros SpA	16	288
doValue SpA	121	592
Enav SpA	1,067	4,305
Esprinet SpA	82	516
Fincantieri SpA(1)	1,244	690
Iren SpA	2,655	5,477
Iveco Group NV(1)	737	7,309
Maire Tecnimont SpA	590	2,356
MFE-MediaForEurope NV, Class A	4,459	2,256
MFE-MediaForEurope NV, Class B	1,444	1,034
OVS SpA	930	2,325
Piaggio & C SpA	640	2,442
RAI Way SpA	422	2,345
Safilo Group SpA(1)	673	730
Saipem SpA(1)	3,514	5,671
Salcef Group SpA	78	2,078
Salvatore Ferragamo SpA	139	2,210
Sanlorenzo SpA	56	2,249
Saras SpA	1,902	2,708
Sesa SpA	23	2,693
Spaxs SpA	182	1,192
Tamburi Investment Partners SpA	509	4,859
Technogym SpA	514	4,393
Unieuro SpA	63	703
Unipol Gruppo SpA	810	4,510
Webuild SpA	1,634	3,332
Wiit SpA	44	835
		125,571
Japan — 29.2%
77 Bank Ltd.	100	2,158
A&D HOLON Holdings Co. Ltd.	100	1,184
Access Co. Ltd.(1)	100	626
Adastria Co. Ltd.	100	1,998
ADEKA Corp.	200	3,842
Aeon Delight Co. Ltd.	100	2,194
AEON Financial Service Co. Ltd.	200	1,744
Aeon Hokkaido Corp.	100	590
Ahresty Corp.	100	505
Ai Holdings Corp.	100	1,624
Aica Kogyo Co. Ltd.	100	2,371
Aichi Corp.	100	655
Aichi Financial Group, Inc.	100	1,672
Aida Engineering Ltd.	100	697
Airtrip Corp.	100	1,607
Aisan Industry Co. Ltd.	100	892
Akebono Brake Industry Co. Ltd.(1)	100	91
Alconix Corp.	100	950
Alpen Co. Ltd.	100	1,312
Alps Alpine Co. Ltd.	400	3,340
Altech Corp.	100	1,753

Avantis International Small Cap Equity ETF
	Shares	Value
Amano Corp.	200	$4,360
Amvis Holdings, Inc.	100	1,995
Anicom Holdings, Inc.	200	887
Anycolor, Inc.(1)	100	2,318
AOKI Holdings, Inc.	100	717
Aoyama Trading Co. Ltd.	100	1,108
Aoyama Zaisan Networks Co. Ltd.	100	749
Aozora Bank Ltd.	300	5,890
Arcland Service Holdings Co. Ltd.(1)	100	2,140
Arclands Corp.	100	1,140
Arcs Co. Ltd.	100	1,774
ARE Holdings, Inc.	200	2,595
Artner Co. Ltd.	100	1,157
Aruhi Corp.	100	640
AS One Corp.	100	3,921
Asahi Co. Ltd.	100	876
Asahi Diamond Industrial Co. Ltd.	100	613
Asanuma Corp.	100	2,451
Asia Pile Holdings Corp.	100	455
ASKUL Corp.	100	1,349
Asukanet Co. Ltd.	100	542
Atom Corp.(1)	300	1,939
Autobacs Seven Co. Ltd.	200	2,226
Avant Group Corp.	100	970
Avex, Inc.	100	1,008
Awa Bank Ltd.	100	1,554
AZ-Com Maruwa Holdings, Inc.	100	1,558
Bando Chemical Industries Ltd.	100	1,054
Bank of the Ryukyus Ltd.	100	724
Bell System24 Holdings, Inc.	100	1,045
Belluna Co. Ltd.	100	499
Benefit One, Inc.	100	867
Benesse Holdings, Inc.	100	1,274
BrainPad, Inc.	100	676
Bunka Shutter Co. Ltd.	100	748
Bushiroad, Inc.	100	330
Canon Electronics, Inc.	100	1,272
Carenet, Inc.	100	609
Carlit Holdings Co. Ltd.	100	616
Central Glass Co. Ltd.	100	2,013
Chiba Kogyo Bank Ltd.	100	537
Chofu Seisakusho Co. Ltd.	100	1,478
Chori Co. Ltd.	100	1,960
Chudenko Corp.	100	1,641
Chugin Financial Group, Inc.	300	1,991
CI Takiron Corp.	100	413
Citizen Watch Co. Ltd.	600	3,675
CMK Corp.	100	424
Coca-Cola Bottlers Japan Holdings, Inc.	400	5,210
COLOPL, Inc.	100	438
Colowide Co. Ltd.	200	3,465

Avantis International Small Cap Equity ETF
	Shares	Value
Computer Engineering & Consulting Ltd.	100	$1,170
Cosel Co. Ltd.	100	890
Create Restaurants Holdings, Inc.	300	2,465
Create SD Holdings Co. Ltd.	100	2,561
Cresco, Ltd.	100	1,303
Curves Holdings Co. Ltd.	100	500
Cybozu, Inc.	100	1,488
Dai-Dan Co. Ltd.	100	2,050
Daido Steel Co. Ltd.	100	4,134
Daiei Kankyo Co. Ltd.	100	1,586
Daihatsu Diesel Manufacturing Co. Ltd.	100	580
Daiichikosho Co. Ltd.	200	3,863
Daiki Aluminium Industry Co. Ltd.	100	987
Daikyonishikawa Corp.	100	556
Daiseki Co. Ltd.	100	3,027
Daishi Hokuetsu Financial Group, Inc.	100	2,505
Daishinku Corp.	100	554
Daito Pharmaceutical Co. Ltd.	110	1,727
Daiwabo Holdings Co. Ltd.	300	6,081
DCM Holdings Co. Ltd.	300	2,507
Dear Life Co. Ltd.	100	594
Demae Can Co. Ltd.(1)	100	276
Denka Co. Ltd.	200	3,770
Denyo Co. Ltd.	100	1,425
Dexerials Corp.	100	2,474
DIC Corp.	200	3,446
Digital Arts, Inc.	100	3,311
Dip Corp.	100	2,403
Doshisha Co. Ltd.	100	1,626
Doutor Nichires Holdings Co. Ltd.	100	1,601
Dowa Holdings Co. Ltd.	100	3,212
DTS Corp.	100	2,214
Duskin Co. Ltd.	100	2,252
Eagle Industry Co. Ltd.	100	1,151
Earth Infinity Co. Ltd.	100	114
EDION Corp.	200	2,012
eGuarantee, Inc.	100	1,333
Eiken Chemical Co. Ltd.	100	960
Elan Corp.	100	595
Elecom Co. Ltd.	100	1,202
EM Systems Co. Ltd.	100	511
en Japan, Inc.	100	1,748
Exedy Corp.	100	1,810
Ezaki Glico Co. Ltd.	100	2,637
Fancl Corp.	100	1,752
FCC Co. Ltd.	100	1,320
Ferrotec Holdings Corp.	100	2,078
Fibergate, Inc.	100	1,056
First Bank of Toyama Ltd.	100	598
Fixstars Corp.	100	849
Food & Life Cos. Ltd.	200	3,799

Avantis International Small Cap Equity ETF
	Shares	Value
Foster Electric Co. Ltd.	100	$618
FP Corp.	100	1,921
Fuji Co. Ltd.	100	1,254
Fuji Corp./Aichi	200	3,297
Fuji Kyuko Co. Ltd.	100	3,644
Fuji Oil Co. Ltd.	100	210
Fuji Seal International, Inc.	100	1,199
Fuji Soft, Inc.	100	3,019
Fujikura Composites, Inc.	100	767
Fujikura Ltd.	700	5,791
Fujimi, Inc.	200	4,621
Fujimori Kogyo Co. Ltd.	100	2,575
Fukuyama Transporting Co. Ltd.	100	2,485
Funai Soken Holdings, Inc.	100	1,851
Furukawa Co. Ltd.	100	1,217
Furukawa Electric Co. Ltd.	200	3,435
Fuso Chemical Co. Ltd.	100	2,930
Futaba Industrial Co. Ltd.	100	472
Future Corp.	100	1,067
Gakken Holdings Co. Ltd.	100	582
GMO Financial Holdings, Inc.	100	499
GMO internet group, Inc.	200	3,235
Godo Steel Ltd.	100	3,013
Greens Co. Ltd.	100	1,197
GS Yuasa Corp.	200	3,790
G-Tekt Corp.	100	1,266
GungHo Online Entertainment, Inc.	100	1,647
Gunma Bank Ltd.	900	4,144
H.U. Group Holdings, Inc.	100	1,808
H2O Retailing Corp.	200	2,407
Hachijuni Bank Ltd.	500	2,692
Hagihara Industries, Inc.	100	1,159
Halows Co. Ltd.	100	2,804
Hanwa Co. Ltd.	100	3,181
Hazama Ando Corp.	400	3,259
Heiwa Corp.	100	1,526
Heiwa Real Estate Co. Ltd.	100	2,683
Heiwado Co. Ltd.	100	1,647
Hino Motors Ltd.(1)	800	3,130
Hirogin Holdings, Inc.	700	4,369
Hitachi Zosen Corp.	400	2,365
Hokkaido Electric Power Co., Inc.(1)	300	1,378
Hokuetsu Corp.	300	1,862
Hokuhoku Financial Group, Inc.	300	2,714
Hokuriku Electric Power Co.(1)	300	1,745
Hoosiers Holdings Co. Ltd.	100	736
Horiba Ltd.	100	5,199
Hosiden Corp.	100	1,244
House Foods Group, Inc.	200	4,317
Hyakugo Bank Ltd.	500	1,735
Hyakujushi Bank Ltd.	100	1,533

Avantis International Small Cap Equity ETF
	Shares	Value
Ichigo, Inc.	500	$1,073
Ichikoh Industries Ltd.	100	364
Ichiyoshi Securities Co. Ltd.	100	476
Idec Corp.	100	2,088
IDOM, Inc.	200	1,076
Iino Kaiun Kaisha Ltd.	200	1,432
I'll, Inc.	100	1,901
Inaba Denki Sangyo Co. Ltd.	100	2,164
Inabata & Co. Ltd.	100	2,174
Infomart Corp.	300	962
Information Services International-Dentsu Ltd.	100	4,000
Insource Co. Ltd.	100	754
Intage Holdings, Inc.	100	1,202
Iriso Electronics Co. Ltd.	100	2,968
ISB Corp.	100	956
Ishihara Sangyo Kaisha Ltd.	100	983
Istyle, Inc.(1)	100	342
Itfor, Inc.	100	727
Itochu Enex Co. Ltd.	100	1,012
Itoham Yonekyu Holdings, Inc.	300	1,668
Itoki Corp.	100	950
IwaiCosmo Holdings, Inc.	100	1,189
Iyogin Holdings, Inc.	700	4,856
Izumi Co. Ltd.	100	2,608
J Trust Co. Ltd.	100	317
JAC Recruitment Co. Ltd.	100	1,848
Jaccs Co. Ltd.	100	3,478
JAFCO Group Co. Ltd.	100	1,282
JALCO Holdings, Inc.	100	152
Japan Aviation Electronics Industry Ltd.	100	2,105
Japan Communications, Inc.(1)	500	776
Japan Elevator Service Holdings Co. Ltd.	200	3,324
Japan Lifeline Co. Ltd.	200	1,579
Japan Material Co. Ltd.	100	1,828
Japan Petroleum Exploration Co. Ltd.	100	3,289
Japan Pulp & Paper Co. Ltd.	100	3,256
Japan Securities Finance Co. Ltd.	200	1,725
Japan Steel Works Ltd.	200	4,041
Japan Wool Textile Co. Ltd.	100	860
JBCC Holdings, Inc.	100	1,746
JCU Corp.	100	2,316
JDC Corp.	100	421
Jeol Ltd.	100	3,186
JINUSHI Co. Ltd.	100	1,282
J-Oil Mills, Inc.	100	1,249
Joshin Denki Co. Ltd.	100	1,527
Joyful Honda Co. Ltd.	100	1,178
JP-Holdings, Inc.	100	224
Juki Corp.	100	428
Juroku Financial Group, Inc.	100	2,514
Justsystems Corp.	100	2,069

Avantis International Small Cap Equity ETF
	Shares	Value
JVCKenwood Corp.	500	$2,181
Kaga Electronics Co. Ltd.	100	4,538
Kamei Corp.	100	1,009
Kanamoto Co. Ltd.	100	1,695
Kandenko Co. Ltd.	400	3,665
Kaneka Corp.	100	2,807
Kanematsu Corp.	200	2,815
Kanto Denka Kogyo Co. Ltd.	100	572
Kappa Create Co., Ltd.(1)	100	1,121
Katitas Co. Ltd.	100	1,596
Kato Sangyo Co. Ltd.	100	2,877
Keihanshin Building Co. Ltd.	100	875
Keiyo Bank Ltd.	200	817
KFC Holdings Japan Ltd.	100	2,075
KH Neochem Co. Ltd.	100	1,557
Kissei Pharmaceutical Co. Ltd.	100	2,335
Kitanotatsujin Corp.	100	171
Kitz Corp.	200	1,447
Kiyo Bank Ltd.	100	1,036
Koa Corp.	100	1,262
Kohnan Shoji Co. Ltd.	100	2,440
Kojima Co. Ltd.	100	435
Kokuyo Co. Ltd.	100	1,554
KOMEDA Holdings Co. Ltd.	100	1,960
Komeri Co. Ltd.	100	2,112
Komori Corp.	100	753
Konica Minolta, Inc.	600	1,852
Konoike Transport Co. Ltd.	100	1,400
Koshidaka Holdings Co. Ltd.	100	917
Kotobuki Spirits Co. Ltd.	100	7,841
KPP Group Holdings Co. Ltd.	100	447
K's Holdings Corp.	400	3,687
Kumagai Gumi Co. Ltd.	100	2,235
Kumiai Chemical Industry Co. Ltd.	100	772
Kura Sushi, Inc.	100	2,170
KYB Corp.	100	3,260
Kyoei Steel Ltd.	100	1,331
Kyokuto Kaihatsu Kogyo Co. Ltd.	100	1,244
Kyorin Pharmaceutical Co. Ltd.	100	1,217
Kyoritsu Maintenance Co. Ltd.	100	4,312
Kyosan Electric Manufacturing Co. Ltd.	100	313
Kyudenko Corp.	100	3,077
Kyushu Financial Group, Inc.	900	4,403
Leopalace21 Corp.(1)	300	753
Life Corp.	100	2,493
Lifedrink Co., Inc.	100	2,827
LIFULL Co. Ltd.	100	169
Link & Motivation, Inc.	100	317
Lintec Corp.	100	1,649
M&A Research Institute Holdings, Inc.(1)	100	2,435
Mabuchi Motor Co. Ltd.	100	3,061

Avantis International Small Cap Equity ETF
	Shares	Value
Macnica Holdings, Inc.	200	$9,358
Macromill, Inc.	100	505
Makino Milling Machine Co. Ltd.	100	4,776
Mani, Inc.	100	1,301
Marubun Corp.	100	803
Maruha Nichiro Corp.	100	1,745
Maruichi Steel Tube Ltd.	200	5,197
Marusan Securities Co. Ltd.	100	359
Maruzen Showa Unyu Co. Ltd.	100	2,717
Marvelous, Inc.	100	471
Matsui Securities Co. Ltd.	300	1,650
Maxell Ltd.	100	1,084
MCJ Co. Ltd.	100	817
Medley, Inc.(1)	100	3,873
MedPeer, Inc.(1)	100	747
Megachips Corp.	100	2,881
Megmilk Snow Brand Co. Ltd.	100	1,636
Meidensha Corp.	100	1,499
Meisei Industrial Co. Ltd.	100	658
Meitec Corp.	200	3,501
Meiwa Corp.	100	455
Menicon Co. Ltd.	100	1,396
Micronics Japan Co. Ltd.	100	1,494
Mimasu Semiconductor Industry Co. Ltd.	100	1,970
MIRAIT ONE Corp.	200	2,649
Mirarth Holdings, Inc.	200	642
Miroku Jyoho Service Co. Ltd.	100	1,049
Mito Securities Co. Ltd.	100	294
Mitsuba Corp.	100	524
Mitsubishi Logisnext Co. Ltd.	100	938
Mitsubishi Logistics Corp.	100	2,655
Mitsubishi Materials Corp.	400	6,714
Mitsubishi Paper Mills Ltd.	100	340
Mitsubishi Pencil Co. Ltd.	100	1,324
Mitsubishi Shokuhin Co. Ltd.	100	2,738
Mitsui DM Sugar Holdings Co. Ltd.	100	2,051
Mitsui E&S Co. Ltd.	100	343
Mitsui Mining & Smelting Co. Ltd.	100	2,554
Mitsui-Soko Holdings Co. Ltd.	100	2,850
Mixi, Inc.	100	1,669
Mizuho Leasing Co. Ltd.	100	3,299
Mizuno Corp.	100	3,189
Mochida Pharmaceutical Co. Ltd.	100	2,312
Monogatari Corp.	100	3,267
Morinaga & Co. Ltd.	100	3,634
Morinaga Milk Industry Co. Ltd.	100	4,093
Morita Holdings Corp.	100	1,124
Musashi Seimitsu Industry Co. Ltd.	100	1,189
Musashino Bank Ltd.	100	1,812
Nagase & Co. Ltd.	200	3,427
Nakayama Steel Works Ltd.	100	635

Avantis International Small Cap Equity ETF
	Shares	Value
Namura Shipbuilding Co. Ltd.	100	$628
Nanto Bank Ltd.	100	1,822
NEC Networks & System Integration Corp.	100	1,333
NET One Systems Co. Ltd.	100	1,959
Neturen Co. Ltd.	100	692
Nextage Co. Ltd.	100	2,251
NHK Spring Co. Ltd.	500	3,877
Nichias Corp.	200	4,183
Nichicon Corp.	100	965
Nichiha Corp.	100	2,143
Nichireki Co. Ltd.	100	1,430
Nihon Chouzai Co. Ltd.	100	941
Nihon Nohyaku Co. Ltd.	100	472
Nihon Parkerizing Co. Ltd.	200	1,595
Nikkiso Co. Ltd.	100	691
Nikkon Holdings Co. Ltd.	100	2,279
Nippn Corp.	100	1,422
Nippon Coke & Engineering Co. Ltd.(1)	400	310
Nippon Denko Co. Ltd.	100	191
Nippon Densetsu Kogyo Co. Ltd.	100	1,465
Nippon Electric Glass Co. Ltd.	200	3,529
Nippon Gas Co. Ltd.	300	4,670
Nippon Kayaku Co. Ltd.	300	2,686
Nippon Light Metal Holdings Co. Ltd.	100	1,065
Nippon Paper Industries Co. Ltd.(1)	300	2,683
Nippon Parking Development Co. Ltd.	200	301
Nippon Pillar Packing Co. Ltd.	100	2,882
Nippon Seiki Co. Ltd.	100	752
Nippon Sheet Glass Co. Ltd.(1)	200	1,050
Nippon Shokubai Co. Ltd.	100	3,805
Nippon Signal Company Ltd.	100	662
Nippon Soda Co. Ltd.	100	3,699
Nippon Television Holdings, Inc.	200	1,863
Nippon Thompson Co. Ltd.	100	386
Nipro Corp.	300	2,485
Nishimatsu Construction Co. Ltd.	100	2,536
Nishi-Nippon Financial Holdings, Inc.	300	3,105
Nishi-Nippon Railroad Co. Ltd.	200	3,734
Nishio Holdings Co. Ltd.	100	2,438
Nissan Shatai Co. Ltd.	200	1,243
Nissha Co. Ltd.	100	1,211
Nisshin Oillio Group Ltd.	100	2,869
Nisshinbo Holdings, Inc.	300	2,228
Nisso Corp.	100	574
Nissui Corp.	800	4,201
Nitta Corp.	100	2,271
Nittetsu Mining Co. Ltd.	100	3,503
Nitto Boseki Co. Ltd.	100	2,747
Nojima Corp.	200	1,756
Nomura Co. Ltd.	200	1,172
Nomura Micro Science Co. Ltd.	100	4,000

Avantis International Small Cap Equity ETF
	Shares	Value
Noritz Corp.	100	$1,098
North Pacific Bank Ltd.	700	1,473
NS Solutions Corp.	100	2,711
NSD Co. Ltd.	200	3,510
NTN Corp.	1,100	2,183
Ogaki Kyoritsu Bank Ltd.	100	1,380
Ohsho Food Service Corp.	100	4,822
Oiles Corp.	100	1,419
Oisix ra daichi, Inc.(1)	100	1,144
Okamura Corp.	200	2,981
Okasan Securities Group, Inc.	400	1,580
Oki Electric Industry Co. Ltd.	200	1,239
Okinawa Cellular Telephone Co.	100	2,164
Okinawa Electric Power Co., Inc.(1)	100	785
Okumura Corp.	100	3,126
Onward Holdings Co. Ltd.	300	1,072
Open Up Group, Inc.	100	1,378
Optorun Co. Ltd.	100	1,339
Orient Corp.	100	759
Oriental Shiraishi Corp.	300	674
Osaka Organic Chemical Industry Ltd.	100	1,774
OSG Corp.	200	2,520
Outsourcing, Inc.	400	3,131
Pacific Industrial Co. Ltd.	100	979
PAL GROUP Holdings Co. Ltd.	200	2,821
PALTAC Corp.	100	3,294
Paramount Bed Holdings Co. Ltd.	100	1,620
Park24 Co. Ltd.(1)	200	2,821
Penta-Ocean Construction Co. Ltd.	800	4,755
PeptiDream, Inc.(1)	300	3,851
Pigeon Corp.	300	3,478
Pilot Corp.	100	3,219
Piolax, Inc.	100	1,602
Plus Alpha Consulting Co. Ltd.	100	1,954
Port, Inc.(1)	100	1,960
Premium Group Co. Ltd.	100	1,119
Press Kogyo Co. Ltd.	300	1,378
Prestige International, Inc.	100	403
Prima Meat Packers Ltd.	100	1,738
PS Mitsubishi Construction Co. Ltd.	100	541
Qol Holdings Co. Ltd.	100	1,320
Raito Kogyo Co. Ltd.	100	1,397
Raysum Co. Ltd.	100	2,293
Relo Group, Inc.	200	2,343
Remixpoint, Inc.	100	151
Rengo Co. Ltd.	400	2,718
RENOVA, Inc.(1)	100	945
Resorttrust, Inc.	100	1,603
Restar Holdings Corp.	100	1,657
Retail Partners Co. Ltd.	100	1,106
Riken Technos Corp.	100	493

Avantis International Small Cap Equity ETF
	Shares	Value
Riken Vitamin Co. Ltd.	100	$1,586
Ringer Hut Co. Ltd.	100	1,621
Riso Kyoiku Co. Ltd.	100	170
Round One Corp.	400	1,629
Royal Holdings Co. Ltd.	100	1,825
Ryobi Ltd.	100	1,945
Ryosan Co. Ltd.	100	2,907
Sac's Bar Holdings, Inc.	100	613
Saizeriya Co. Ltd.	100	3,144
Sakai Moving Service Co. Ltd.	100	3,729
Sakata INX Corp.	100	937
Sakura Internet, Inc.	100	787
San-A Co. Ltd.	100	3,373
San-Ai Obbli Co. Ltd.	100	1,150
Sangetsu Corp.	100	2,073
San-In Godo Bank Ltd.	400	2,518
Sanix, Inc.(1)	100	202
Sanki Engineering Co. Ltd.	100	1,107
Sankyo Tateyama, Inc.	100	621
Sankyu, Inc.	100	3,487
Sanoh Industrial Co. Ltd.	100	629
Sansan, Inc.(1)	100	996
Sanyo Special Steel Co. Ltd.	100	1,909
Sapporo Holdings Ltd.	200	6,123
Sawai Group Holdings Co. Ltd.	100	3,204
SBS Holdings, Inc.	100	2,100
Scroll Corp.	100	691
Seikagaku Corp.	100	549
Seikitokyu Kogyo Co. Ltd.	100	1,142
Sekisui Jushi Corp.	100	1,726
Senko Group Holdings Co. Ltd.	300	2,100
Senshu Ikeda Holdings, Inc.	400	727
Seria Co. Ltd.	100	1,579
Seven Bank Ltd.	800	1,702
Shibaura Machine Co. Ltd.	100	2,894
Shidax Corp.	100	369
Shiga Bank Ltd.	100	2,235
Shikoku Bank Ltd.	100	637
Shikoku Electric Power Co., Inc.(1)	500	3,601
Shikoku Kasei Holdings Corp.	100	1,001
Shima Seiki Manufacturing Ltd.	100	1,362
Shin Nippon Biomedical Laboratories Ltd.	100	1,548
Shinko Shoji Co. Ltd.	100	802
Shinmaywa Industries Ltd.	100	968
Shinnihon Corp.	100	845
Ship Healthcare Holdings, Inc.	200	3,393
Shizuoka Gas Co. Ltd.	100	702
SHO-BOND Holdings Co. Ltd.	100	4,028
Shoei Co. Ltd.	100	1,693
Siix Corp.	100	1,080
Sinfonia Technology Co. Ltd.	100	1,081

Avantis International Small Cap Equity ETF
	Shares	Value
Sinko Industries Ltd.	100	$1,383
Sintokogio Ltd.	100	746
SKY Perfect JSAT Holdings, Inc.	400	1,818
SMS Co. Ltd.	100	1,926
Sodick Co. Ltd.	100	472
Solasto Corp.	100	455
Sotetsu Holdings, Inc.	200	3,909
Sparx Group Co. Ltd.	100	1,031
S-Pool, Inc.	100	333
SRS Holdings Co. Ltd.(1)	100	740
Starts Corp., Inc.	100	2,098
Sumida Corp.	100	1,136
Sumitomo Bakelite Co. Ltd.	100	4,725
Sumitomo Mitsui Construction Co. Ltd.	200	556
Sumitomo Osaka Cement Co. Ltd.	100	2,748
Sumitomo Riko Co. Ltd.	100	744
Sumitomo Warehouse Co. Ltd.	100	1,714
Sun Frontier Fudousan Co. Ltd.	100	990
Suruga Bank Ltd.	500	2,082
Suzuken Co. Ltd.	200	5,928
SWCC Corp.	100	1,347
System Support, Inc.	100	1,343
Systena Corp.	400	740
Syuppin Co. Ltd.	100	779
Tachibana Eletech Co. Ltd.	100	1,823
Tachi-S Co. Ltd.	100	1,201
Tadano Ltd.	300	2,432
Taiheiyo Cement Corp.	200	3,835
Taikisha Ltd.	100	3,142
Taiyo Holdings Co. Ltd.	100	1,803
Takara Bio, Inc.	100	979
Takara Holdings, Inc.	400	3,449
Takara Standard Co. Ltd.	100	1,333
Takasago Thermal Engineering Co. Ltd.	100	2,011
Takashimaya Co. Ltd.	200	3,003
Takeuchi Manufacturing Co. Ltd.	100	3,176
Takuma Co. Ltd.	200	2,213
Tamron Co. Ltd.	100	3,088
TDC Soft, Inc.	100	1,163
TechMatrix Corp.	100	1,128
Teijin Ltd.	500	5,077
Tenma Corp.	100	1,762
TKC Corp.	100	2,524
Toagosei Co. Ltd.	200	1,905
Tobishima Corp.	100	902
Tocalo Co. Ltd.	100	981
Tochigi Bank Ltd.	100	201
Toda Corp.	600	3,375
Toho Bank Ltd.	400	760
Toho Gas Co. Ltd.	200	3,574
Toho Holdings Co. Ltd.	100	2,001

Avantis International Small Cap Equity ETF
	Shares	Value
Toho Titanium Co. Ltd.	100	$1,354
Tokai Carbon Co. Ltd.	500	3,949
TOKAI Holdings Corp.	300	1,947
Tokai Rika Co. Ltd.	200	3,127
Tokai Tokyo Financial Holdings, Inc.	400	1,232
Tokuyama Corp.	200	3,190
Tokyo Base Co. Ltd.	100	214
Tokyo Kiraboshi Financial Group, Inc.	100	2,638
Tokyo Seimitsu Co. Ltd.	100	5,507
Tokyo Steel Manufacturing Co. Ltd.	100	1,123
Tokyu Construction Co. Ltd.	200	1,054
Toli Corp.	100	248
TOMONY Holdings, Inc.	300	850
Tomy Co. Ltd.	300	4,868
Topcon Corp.	300	3,611
Topre Corp.	100	1,190
Toridoll Holdings Corp.	100	2,732
Toshiba TEC Corp.	100	2,432
Tow Co. Ltd.	100	212
Towa Corp.	100	2,517
Toyo Construction Co. Ltd.	100	761
Toyo Engineering Corp.(1)	100	441
Toyo Ink SC Holdings Co. Ltd.	100	1,558
Toyo Securities Co. Ltd.	100	223
Toyo Tire Corp.	300	4,517
Toyobo Co. Ltd.	200	1,452
TPR Co. Ltd.	100	1,255
Transcosmos, Inc.	100	2,189
TRE Holdings Corp.	100	806
Treasure Factory Co. Ltd.	100	1,003
Trusco Nakayama Corp.	100	1,762
TS Tech Co. Ltd.	200	2,366
TSI Holdings Co. Ltd.	100	497
Tsubakimoto Chain Co.	100	2,640
Tsuburaya Fields Holdings, Inc.	100	1,790
Tsukishima Holdings Co. Ltd.	100	944
Tsukuba Bank Ltd.	100	166
Tsumura & Co.	100	1,884
TV Asahi Holdings Corp.	100	1,137
UACJ Corp.	100	2,149
UBE Corp.	200	3,374
Unipres Corp.	100	843
United Arrows Ltd.	100	1,482
United Super Markets Holdings, Inc.	100	768
Usen-Next Holdings Co. Ltd.	100	2,401
Ushio, Inc.	200	2,521
UT Group Co. Ltd.(1)	100	1,663
Valor Holdings Co. Ltd.	100	1,491
Valqua Ltd.	100	2,977
Vector, Inc.	100	921
Vision, Inc.(1)	100	1,153

Avantis International Small Cap Equity ETF
	Shares	Value
Vital KSK Holdings, Inc.	100	$672
VT Holdings Co. Ltd.	100	351
Wacoal Holdings Corp.	100	2,199
Wakita & Co. Ltd.	100	920
WingArc1st, Inc.	100	1,712
World Co. Ltd.	100	1,111
Xebio Holdings Co. Ltd.	100	700
Yahagi Construction Co. Ltd.	100	860
YAMABIKO Corp.	100	1,011
Yamae Group Holdings Co. Ltd.	100	2,766
Yamaguchi Financial Group, Inc.	400	3,174
Yamaichi Electronics Co. Ltd.	100	1,261
Yamanashi Chuo Bank Ltd.	100	1,037
Yamashin-Filter Corp.	100	222
Yamazen Corp.	100	784
Yellow Hat Ltd.	100	1,296
Yodogawa Steel Works Ltd.	100	2,339
Yokogawa Bridge Holdings Corp.	100	1,895
Yokorei Co. Ltd.	100	907
Yoshinoya Holdings Co. Ltd.	200	3,907
Yurtec Corp.	100	633
Zenkoku Hosho Co. Ltd.	100	3,465
Zenrin Co. Ltd.	100	624
Zeon Corp.	300	3,303
ZERIA Pharmaceutical Co. Ltd.	100	1,656
ZIGExN Co. Ltd.	200	793
		1,138,345
Netherlands — 1.9%
Aalberts NV	203	8,433
Allfunds Group PLC	650	3,846
AMG Critical Materials NV	76	2,577
Arcadis NV	140	6,553
Avantium NV(1)	38	143
Basic-Fit NV(1)	107	3,261
Brunel International NV	46	620
Constellium SE(1)	288	5,184
Corbion NV	76	1,818
Ebusco Holding NV(1)	10	83
Fugro NV(1)	244	4,112
Heijmans NV, CVA	47	565
InPost SA(1)	461	5,417
Just Eat Takeaway.com NV(1)	235	3,301
Koninklijke BAM Groep NV	547	1,165
Koninklijke Vopak NV	163	5,877
OCI NV(1)	101	2,554
Pharvaris NV(1)	36	738
ProQR Therapeutics NV(1)	58	92
SBM Offshore NV	281	4,071
SIF Holding NV(1)	24	292
Signify NV	205	5,795
Sligro Food Group NV	44	846

Avantis International Small Cap Equity ETF
	Shares	Value
TKH Group NV, CVA	83	$3,821
Van Lanschot Kempen NV	63	1,866
		73,030
New Zealand — 0.8%
Air New Zealand Ltd.(1)	15,809	7,589
Genesis Energy Ltd.	4,879	7,377
KMD Brands Ltd.	5,772	2,857
Summerset Group Holdings Ltd.	2,131	13,016
		30,839
Norway — 2.1%
2020 Bulkers Ltd.(1)	69	589
Aker Horizons ASA(1)	475	215
Aker Solutions ASA	901	3,763
Atea ASA(1)	355	4,409
Austevoll Seafood ASA	237	1,715
Belships ASA	343	518
Bluenord ASA(1)	93	4,217
Borr Drilling Ltd.(1)	843	5,954
Borregaard ASA	176	2,562
BW Energy Ltd.(1)	3	7
BW LPG Ltd.	369	4,471
BW Offshore Ltd.	362	844
Cadeler AS(1)	206	773
DNO ASA	1,217	1,134
Elmera Group ASA	445	921
Europris ASA	642	3,653
FLEX LNG Ltd.	54	1,640
Gram Car Carriers ASA(1)	43	657
Grieg Seafood ASA	143	1,010
Hoegh Autoliners ASA	187	1,303
Kitron ASA	793	2,813
Klaveness Combination Carriers ASA	28	171
MPC Container Ships ASA	1,488	2,566
Noram Drilling AS(1)	45	200
Norske Skog ASA(1)	140	576
Norwegian Air Shuttle ASA(1)	2,810	2,373
Odfjell Drilling Ltd.(1)	372	1,264
OKEA ASA	202	745
Panoro Energy ASA	226	625
PGS ASA(1)	1,933	1,335
Protector Forsikring ASA	221	3,523
Scatec ASA	329	2,194
Siem Offshore, Inc.(1)	221	473
Solstad Offshore ASA(1)	91	177
SpareBank 1 Nord Norge	370	3,317
SpareBank 1 SMN	563	7,439
Stolt-Nielsen Ltd.	90	2,238
TGS ASA	476	6,161
Veidekke ASA	433	4,098
		82,643

Avantis International Small Cap Equity ETF
	Shares	Value
Portugal — 0.3%
Altri SGPS SA	257	$1,265
Corticeira Amorim SGPS SA	138	1,514
CTT-Correios de Portugal SA	131	480
Mota-Engil SGPS SA	397	1,234
NOS SGPS SA	577	2,174
REN - Redes Energeticas Nacionais SGPS SA	1,365	3,731
Semapa-Sociedade de Investimento e Gestao	45	654
		11,052
Singapore — 1.9%
Best World International Ltd.(1)	700	875
Capitaland India Trust	8,500	7,293
ComfortDelGro Corp. Ltd.	19,400	18,215
Dyna-Mac Holdings Ltd.	4,400	1,254
First Resources Ltd.	5,200	5,956
Food Empire Holdings Ltd.	1,900	1,447
Geo Energy Resources Ltd.	3,700	602
Hutchison Port Holdings Trust, U Shares	41,800	6,936
iFAST Corp. Ltd.	1,000	4,200
ISDN Holdings Ltd.	1,300	385
LHN Ltd.	1,900	478
Nanofilm Technologies International Ltd.	1,100	861
Raffles Medical Group Ltd.	7,000	6,522
Rex International Holding Ltd.	3,300	349
RH PetroGas Ltd.(1)	2,100	302
Riverstone Holdings Ltd.	4,400	2,050
Sheng Siong Group Ltd.	5,700	6,409
StarHub Ltd.	2,800	2,112
UMS Holdings Ltd.	2,900	2,679
Yangzijiang Financial Holding Ltd.	18,200	4,911
Yanlord Land Group Ltd.(1)	2,800	1,398
		75,234
Spain — 1.8%
Acerinox SA	446	4,479
Almirall SA	140	1,421
Applus Services SA	370	3,799
Atresmedia Corp. de Medios de Comunicacion SA	229	910
Bankinter SA	1,398	8,961
Cia de Distribucion Integral Logista Holdings SA	138	3,740
CIE Automotive SA	97	2,950
Construcciones y Auxiliar de Ferrocarriles SA	42	1,507
Ebro Foods SA	158	2,852
eDreams ODIGEO SA(1)	130	929
Enagas SA	654	11,161
Ence Energia y Celulosa SA	385	1,226
Ercros SA	210	685
Faes Farma SA	717	2,508
Gestamp Automocion SA	430	1,922
Global Dominion Access SA	216	864
Indra Sistemas SA	148	2,093
Laboratorios Farmaceuticos Rovi SA	51	2,899

Avantis International Small Cap Equity ETF
	Shares	Value
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	638	$647
Melia Hotels International SA(1)	266	1,741
Neinor Homes SA(1)	30	300
Obrascon Huarte Lain SA(1)	524	266
Prosegur Cash SA	507	327
Prosegur Cia de Seguridad SA	293	511
Sacyr SA	1,162	3,700
Solaria Energia y Medio Ambiente SA(1)	104	1,545
Soltec Power Holdings SA(1)	55	235
Tecnicas Reunidas SA(1)	80	737
Tubacex SA	243	752
Unicaja Banco SA	1,901	2,100
		67,767
Sweden — 4.7%
AcadeMedia AB	349	1,609
AddLife AB, B Shares	240	1,655
ADDvise Group AB, Class B(1)	421	383
Africa Oil Corp.	1,300	3,127
AFRY AB	381	5,010
Alleima AB	847	3,881
Ambea AB	273	932
Arjo AB, B Shares	901	3,551
Attendo AB(1)	483	1,367
Beijer Alma AB	109	1,709
Bergman & Beving AB	122	1,647
BHG Group AB(1)	443	619
BICO Group AB(1)	48	192
Bilia AB, A Shares	273	2,609
Billerud Aktiebolag	800	6,536
BioGaia AB, B Shares	410	3,742
Bonava AB, B Shares	211	345
Boozt AB(1)	241	2,225
Bravida Holding AB	866	6,160
Bufab AB	67	1,802
Bulten AB	79	535
Bure Equity AB	246	4,932
Byggmax Group AB(1)	147	432
Camurus AB(1)	69	1,853
Catena AB	138	5,033
Catena Media PLC(1)	207	339
Cibus Nordic Real Estate AB	159	1,711
Cint Group AB(1)	352	306
Clas Ohlson AB, B Shares	175	1,606
Cloetta AB, B Shares	821	1,384
Coor Service Management Holding AB	373	1,592
Corem Property Group AB, B Shares	1,181	863
Dios Fastigheter AB	398	2,480
Duni AB	149	1,361
Enad Global 7 AB(1)	229	482
G5 Entertainment AB	25	389
Granges AB	498	4,746

Avantis International Small Cap Equity ETF
	Shares	Value
Hanza AB	111	$780
Hemnet Group AB	351	6,361
HMS Networks AB	136	5,449
Humana AB(1)	41	106
Humble Group AB(1)	1,057	845
Instalco AB	947	3,221
INVISIO AB	192	3,734
Inwido AB	216	2,255
JM AB	235	3,094
Loomis AB	316	8,377
MEKO AB	81	728
MIPS AB	68	2,512
Modern Times Group MTG AB, B Shares(1)	326	2,213
Mycronic AB	359	7,350
NCC AB, B Shares	310	3,187
Net Insight AB, B Shares(1)	773	301
New Wave Group AB, B Shares	326	2,321
Nobia AB(1)	386	324
Nolato AB, B Shares	764	3,270
Nordic Waterproofing Holding AB	37	521
NP3 Fastigheter AB	87	1,336
Nyfosa AB	440	2,763
Orron Energy AB(1)	523	435
OX2 AB(1)	249	1,207
Pandox AB	400	4,442
Peab AB, Class B	529	2,147
Prevas AB, B Shares	10	96
Proact IT Group AB	50	324
Ratos AB, B Shares	333	1,029
RaySearch Laboratories AB(1)	80	612
Resurs Holding AB	514	1,125
Rvrc Holding AB	107	382
Samhallsbyggnadsbolaget i Norden AB	2,237	717
Samhallsbyggnadsbolaget i Norden AB, D Shares	433	137
Scandic Hotels Group AB(1)	602	1,950
Sedana Medical AB(1)	275	496
Sinch AB(1)	1,766	3,707
SkiStar AB	184	1,962
Starbreeze AB(1)	2,661	265
Stillfront Group AB(1)	923	1,516
Storytel AB(1)	67	197
SwedenCare AB	299	1,286
Teqnion AB(1)	32	677
Tethys Oil AB(1)	122	599
Tobii AB(1)	405	612
Troax Group AB	163	2,613
Truecaller AB, B Shares(1)	817	2,558
Viaplay Group AB, B Shares(1)	73	342
Vitec Software Group AB, B Shares	139	7,504
Wihlborgs Fastigheter AB	577	4,433
		183,563

Avantis International Small Cap Equity ETF
	Shares	Value
Switzerland — 4.1%
Accelleron Industries AG	224	$6,049
Allreal Holding AG	42	7,331
ALSO Holding AG	19	4,615
ams-OSRAM AG(1)	421	2,951
Arbonia AG	97	1,026
Aryzta AG(1)	3,231	5,374
Ascom Holding AG	116	1,428
Autoneum Holding AG(1)	9	1,341
Bell Food Group AG	4	1,207
Bossard Holding AG, Class A	12	2,748
Burckhardt Compression Holding AG	8	4,708
Bystronic AG	3	2,022
Cembra Money Bank AG	85	6,189
COSMO Pharmaceuticals NV	15	757
Daetwyler Holding AG, Bearer Shares	21	4,374
dormakaba Holding AG	9	4,709
EFG International AG	309	3,454
Forbo Holding AG	3	4,052
Gurit Holding AG, Bearer Shares(1)	6	584
Huber & Suhner AG	33	2,542
Implenia AG	39	1,389
Inficon Holding AG	3	3,825
Interroll Holding AG	2	5,960
Intershop Holding AG	1	679
Kardex Holding AG	20	4,592
Komax Holding AG	7	1,753
Lastminute.com NV(1)	8	211
LEM Holding SA	2	4,512
Leonteq AG	21	946
Medacta Group SA	24	3,377
Medmix AG	84	2,491
Meier Tobler Group AG	15	726
Mobilezone Holding AG	100	1,560
Mobimo Holding AG	20	5,845
Montana Aerospace AG(1)	52	815
OC Oerlikon Corp. AG	319	1,565
Orior AG	19	1,621
PolyPeptide Group AG(1)	21	588
Rieter Holding AG	6	636
Schweiter Technologies AG	2	1,440
Siegfried Holding AG	11	9,930
Softwareone Holding AG	372	7,424
St. Galler Kantonalbank AG	9	5,031
Stadler Rail AG	173	7,032
Swissquote Group Holding SA	34	6,750
u-blox Holding AG	16	1,426
Valiant Holding AG	44	4,718
Vontobel Holding AG	68	4,209
Zehnder Group AG	26	1,719
		160,231

Avantis International Small Cap Equity ETF
	Shares	Value
United Kingdom — 13.6%
4imprint Group PLC	85	$5,484
AFC Energy PLC(1)	669	127
AG Barr PLC	256	1,581
AJ Bell PLC	853	3,130
Alliance Pharma PLC	988	599
Alpha Financial Markets Consulting PLC	146	671
Alpha Group International PLC	110	2,983
Ashmore Group PLC	852	2,090
Ashtead Technology Holdings PLC	223	1,140
ASOS PLC(1)	106	585
Aston Martin Lagonda Global Holdings PLC(1)	1,165	5,247
Babcock International Group PLC(1)	676	3,306
Balfour Beatty PLC	1,508	6,244
Bank of Georgia Group PLC	112	4,941
Beazley PLC	246	1,698
Bellway PLC	337	9,107
Bloomsbury Publishing PLC	111	586
Bodycote PLC	518	4,353
boohoo Group PLC(1)	2,041	920
Breedon Group PLC	826	3,654
Britvic PLC	802	8,916
Burford Capital Ltd.	621	8,569
Bytes Technology Group PLC	743	4,564
Capricorn Energy PLC	283	616
Card Factory PLC(1)	858	1,114
Centamin PLC	2,809	3,120
Central Asia Metals PLC	309	783
CentralNic Group PLC	298	456
Ceres Power Holdings PLC(1)	210	907
Cerillion PLC	56	880
Chemring Group PLC	811	2,979
Clarkson PLC	81	2,778
Close Brothers Group PLC	432	4,484
CMC Markets PLC	154	206
Coats Group PLC	4,372	4,244
Computacenter PLC	249	6,875
Crest Nicholson Holdings PLC	569	1,299
CVS Group PLC	192	5,149
De La Rue PLC(1)	281	198
Deliveroo PLC(1)	2,980	4,266
Direct Line Insurance Group PLC(1)	3,549	7,273
Dowlais Group PLC(1)	3,822	5,482
Drax Group PLC	1,124	7,848
Dunelm Group PLC	336	4,949
easyJet PLC(1)	850	4,541
Ecora Resources PLC	426	593
Elementis PLC(1)	1,276	1,844
EMIS Group PLC	105	2,546
Energean PLC	367	5,283
EnQuest PLC(1)	2,497	538

Avantis International Small Cap Equity ETF
	Shares	Value
Essentra PLC	814	$1,520
Ferrexpo PLC(1)	436	427
Firstgroup PLC	2,387	4,376
Forterra PLC	509	1,077
Frontier Developments PLC(1)	36	154
Gamma Communications PLC	254	3,447
Golar LNG Ltd.	285	6,298
Grafton Group PLC	516	5,636
Grainger PLC	1,897	5,668
Greencore Group PLC(1)	1,264	1,347
Greggs PLC	284	8,854
Gulf Keystone Petroleum Ltd.	355	421
Halfords Group PLC	304	703
Harbour Energy PLC	1,021	3,230
Hays PLC	3,892	5,272
Helios Towers PLC(1)	1,365	1,574
Hill & Smith PLC	249	5,640
Hochschild Mining PLC	931	1,078
Hunting PLC	209	650
Ibstock PLC	1,092	2,057
IG Group Holdings PLC	1,124	9,620
Impax Asset Management Group PLC	172	1,164
Inchcape PLC	958	9,246
Indivior PLC(1)	354	8,146
IntegraFin Holdings PLC	531	1,619
International Distributions Services PLC(1)	1,919	5,893
IP Group PLC	2,782	2,066
IQE PLC(1)	1,239	297
ITM Power PLC(1)	1,143	1,271
IWG PLC(1)	1,265	2,867
J D Wetherspoon PLC(1)	308	2,824
JET2 PLC	482	6,444
John Wood Group PLC(1)	1,808	3,650
Johnson Matthey PLC	421	8,679
Johnson Service Group PLC	1,148	1,729
Judges Scientific PLC	18	2,149
Jupiter Fund Management PLC	779	980
Just Group PLC	2,796	2,667
Kainos Group PLC	194	2,982
Keller Group PLC	195	1,900
Keywords Studios PLC	112	2,162
Kier Group PLC(1)	1,179	1,267
Lancashire Holdings Ltd.	666	4,826
Learning Technologies Group PLC	808	785
Liontrust Asset Management PLC	94	782
Luxfer Holdings PLC	71	854
Man Group PLC	3,391	9,088
Marshalls PLC	372	1,293
Marston's PLC(1)	1,029	417
Mears Group PLC	368	1,303
Mitchells & Butlers PLC(1)	895	2,500

Avantis International Small Cap Equity ETF
	Shares	Value
Mitie Group PLC	4,117	$5,060
MJ Gleeson PLC	133	653
Molten Ventures PLC(1)	223	686
Moneysupermarket.com Group PLC	1,616	5,081
Morgan Advanced Materials PLC	765	2,545
Morgan Sindall Group PLC	125	3,118
Mortgage Advice Bureau Holdings Ltd.	135	958
NCC Group PLC	419	528
Next 15 Group PLC	135	1,055
Ninety One PLC	495	1,073
On the Beach Group PLC(1)	216	264
OSB Group PLC	1,149	4,958
Oxford Biomedica Plc(1)	179	731
Oxford Nanopore Technologies PLC(1)	1,393	4,205
Pagegroup PLC	920	4,879
Pan African Resources PLC	2,743	487
Pantheon Resources PLC(1)	1,353	428
Paragon Banking Group PLC	630	4,199
PayPoint PLC	196	1,365
Pendragon PLC(1)	2,942	695
Pennon Group PLC	521	4,251
Persimmon PLC	405	5,460
Pets at Home Group PLC	1,452	6,930
Plus500 Ltd.	188	3,400
Polar Capital Holdings PLC	245	1,512
Premier Foods PLC	2,088	3,262
PZ Cussons PLC	266	534
QinetiQ Group PLC	1,522	6,411
Quilter PLC	2,903	3,141
Rathbones Group PLC	163	3,631
Reach PLC	620	576
Redde Northgate PLC	547	2,224
Redrow PLC	689	4,142
Renewi PLC(1)	151	919
Restaurant Group PLC(1)	2,098	1,128
Restore PLC	330	732
Rhi Magnesita NV	82	2,937
RWS Holdings PLC	436	1,330
S4 Capital PLC(1)	525	659
Saga PLC(1)	162	301
Savills PLC	364	4,195
Serco Group PLC	2,923	5,661
Serica Energy PLC	706	2,234
Severfield PLC	901	777
Shanta Gold Ltd.	2,525	309
SIG PLC(1)	1,925	820
Sirius Real Estate Ltd.	3,195	3,522
Smart Metering Systems PLC	262	2,279
Softcat PLC	406	7,721
SolGold PLC(1)	4,135	786
Spire Healthcare Group PLC	767	2,115

Avantis International Small Cap Equity ETF
	Shares	Value
Spirent Communications PLC	1,114	$2,213
SSP Group PLC(1)	2,181	6,492
SThree PLC	353	1,590
Strix Group PLC	594	677
Synthomer PLC(1)	484	392
TBC Bank Group PLC	126	4,538
Telecom Plus PLC	156	3,141
THG PLC(1)	2,952	3,676
TI Fluid Systems PLC	969	1,553
TP ICAP Group PLC	2,232	4,666
Travis Perkins PLC	470	5,112
Treatt PLC	164	1,142
Tremor International Ltd.(1)	249	485
Tyman PLC	289	1,082
Vanquis Banking Group PLC	593	778
Vertu Motors PLC	1,017	898
Vesuvius PLC	617	3,441
Victrex PLC	165	3,134
Virgin Money UK PLC	2,523	5,187
Vistry Group PLC	943	9,330
Volex PLC	413	1,700
Watches of Switzerland Group PLC(1)	384	2,828
Watkin Jones PLC	387	230
WH Smith PLC	347	6,434
Wickes Group PLC	555	986
Wincanton PLC	126	381
XP Power Ltd.	47	1,278
Yellow Cake PLC(1)	539	3,183
YouGov PLC	292	3,217
		529,276
TOTAL COMMON STOCKS (Cost $4,025,236)		3,886,926
RIGHTS†
Australia†
29Metals Ltd.(1) (Cost $—)	184	22
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $4,025,236)		3,886,948
OTHER ASSETS AND LIABILITIES — 0.2%		9,546
TOTAL NET ASSETS — 100.0%		$3,896,494

Avantis International Small Cap Equity ETF

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	23.8%
Consumer Discretionary	13.1%
Materials	12.8%
Financials	12.8%
Information Technology	8.8%
Energy	6.2%
Consumer Staples	5.7%
Health Care	5.5%
Real Estate	4.0%
Communication Services	3.9%
Utilities	3.2%
Other Assets and Liabilities	0.2%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CVA	–	Certificaten Van Aandelen
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.

AUGUST 31, 2023

Avantis International Small Cap Value ETF
	Shares	Value
COMMON STOCKS — 99.7%
Australia — 8.7%
29Metals Ltd.(1)	863,017	$488,623
Accent Group Ltd.	95,989	126,972
Adairs Ltd.	8,436	7,948
Adbri Ltd.	2,263,151	3,227,935
Aeris Resources Ltd.(1)(2)	340,243	52,547
Alkane Resources Ltd.(2)	662,962	286,256
Alliance Aviation Services Ltd.(2)	50,306	105,006
Allkem Ltd.(1)(2)	1,887	17,040
Appen Ltd.(1)(2)	206,123	210,857
Ardent Leisure Group Ltd.(1)(2)	349,486	121,965
ARN Media Ltd.	1,042	574
Aurelia Metals Ltd.(2)	2,367,164	138,579
Austal Ltd.(1)	1,951,170	2,461,506
Australian Agricultural Co. Ltd.(2)	242,313	227,412
Australian Finance Group Ltd.(1)	486,159	495,720
Bank of Queensland Ltd.(1)	2,910,275	10,808,971
Beach Energy Ltd.	13,445,941	13,467,269
Bega Cheese Ltd.(1)	1,225,940	2,382,145
Bendigo & Adelaide Bank Ltd.	1,433,781	8,782,352
Brickworks Ltd.	33,075	583,876
Capricorn Metals Ltd.(2)	905,430	2,653,896
Cedar Woods Properties Ltd.	9,800	34,020
Challenger Ltd.	268,184	1,175,529
Champion Iron Ltd.	1,877,946	7,319,033
Cooper Energy Ltd.(2)	6,950,851	539,794
Coronado Global Resources, Inc.	6,147,685	6,244,637
Costa Group Holdings Ltd.	819,162	1,507,278
Credit Corp. Group Ltd.(1)	215,369	2,968,507
CSR Ltd.	671,425	2,551,706
DDH1 Ltd.	380,194	216,472
Emeco Holdings Ltd.	600,927	256,151
EML Payments Ltd.(1)(2)	254,605	186,263
Evolution Mining Ltd.	3,907,167	9,327,880
EVT Ltd.	430,940	3,395,751
FleetPartners Group Ltd.(2)	2,013,007	3,821,747
Gold Road Resources Ltd.	315,266	359,427
GrainCorp Ltd., A Shares	1,215,548	5,725,102
Grange Resources Ltd.	4,354,231	1,277,809
GWA Group Ltd.	154,726	192,345
Harvey Norman Holdings Ltd.(1)	1,965,822	5,127,791
Helia Group Ltd.	2,725,361	6,832,805
Humm Group Ltd.(1)	498,202	140,283
Iluka Resources Ltd.	3,197,866	17,519,675
Infomedia Ltd.	521,707	567,248
Inghams Group Ltd.	2,430,648	5,462,830
InvoCare Ltd.(1)	114,051	925,075
JB Hi-Fi Ltd.	73,044	2,154,579
Jervois Global Ltd.(1)(2)	1,234,800	39,872

Avantis International Small Cap Value ETF
	Shares	Value
Karoon Energy Ltd.(2)	4,202,891	$6,494,787
Lindsay Australia Ltd.(1)	45,635	35,215
Macmahon Holdings Ltd.	354,016	36,522
Magellan Financial Group Ltd.(1)	806,846	4,653,363
Mayne Pharma Group Ltd.	68,940	163,696
McMillan Shakespeare Ltd.	364,008	4,190,184
Metals X Ltd.(1)(2)	123,993	23,134
Metcash Ltd.	4,568	11,015
MMA Offshore Ltd.(2)	1,053,207	904,043
Myer Holdings Ltd.	5,144,987	2,226,768
MyState Ltd.	57,388	121,906
New Hope Corp. Ltd.	4,218,937	15,303,410
nib holdings Ltd.	920,332	4,946,474
Nine Entertainment Co. Holdings Ltd.	68,464	90,823
NRW Holdings Ltd.	3,755,513	6,618,806
Nufarm Ltd.	1,386,015	4,634,337
OFX Group Ltd.(2)	82,787	92,350
Orora Ltd.	1,006,005	2,294,480
Pacific Current Group Ltd.	7,364	52,863
Perenti Ltd.(2)	7,015,457	4,805,977
Perpetual Ltd.	3,616	49,097
Perseus Mining Ltd.	9,903,899	12,005,594
Platinum Asset Management Ltd.	3,189,905	2,945,263
Premier Investments Ltd.	376,391	6,232,907
Ramelius Resources Ltd.	6,856,527	6,066,675
Regis Resources Ltd.(2)	5,714,065	5,939,332
Resimac Group Ltd.	18,160	12,424
Resolute Mining Ltd.(1)(2)	13,981,971	3,339,556
Ridley Corp. Ltd.	818,523	1,142,877
Sandfire Resources Ltd.(2)	3,632,187	15,566,125
Servcorp Ltd.	22,553	43,835
Service Stream Ltd.(1)	14,277	8,297
Seven West Media Ltd.(1)(2)	3,267,142	634,546
Sierra Rutile Holdings Ltd.(1)(2)	243,656	29,929
Sigma Healthcare Ltd.	2,095,552	1,084,975
Silver Lake Resources Ltd.(2)	7,168,954	4,538,434
Sims Ltd.	761,881	7,506,517
Solvar Ltd.(1)	84,557	70,258
Southern Cross Media Group Ltd.	723,915	362,350
Stanmore Resources Ltd.(2)	48,037	89,796
Star Entertainment Group Ltd. (Sydney)(2)	5,912,145	3,812,118
Super Retail Group Ltd.	1,220,167	10,215,307
Symbio Holdings Ltd.	3,813	6,105
Terracom Ltd.(1)	3,104,734	950,896
Viva Energy Group Ltd.	6,701,884	13,501,795
West African Resources Ltd.(2)	7,241,083	3,982,685
Westgold Resources Ltd.(2)	2,201,704	2,293,478
Whitehaven Coal Ltd.	1,737,918	6,804,510
		299,452,892
Austria — 0.9%
AT&S Austria Technologie & Systemtechnik AG	591,115	21,060,628

Avantis International Small Cap Value ETF
	Shares	Value
FACC AG(2)	9,903	$67,608
Immofinanz AG(2)	203,922	3,929,061
POLYTEC Holding AG	25,087	121,037
Porr Ag	108,341	1,415,427
Semperit AG Holding	86,208	2,057,477
UNIQA Insurance Group AG	87,557	704,862
Vienna Insurance Group AG Wiener Versicherung Gruppe	10,205	273,571
		29,629,671
Belgium — 1.2%
AGFA-Gevaert NV(2)	1,903	4,344
Bekaert SA	323,212	15,325,579
bpost SA(1)	828,746	3,901,502
Cie d'Entreprises CFE	27,886	243,877
Deceuninck NV	143,893	358,499
Deme Group NV	22,848	2,673,205
Euronav NV	104,841	1,825,968
Exmar NV	27,678	340,314
Gimv NV	25,299	1,162,066
Ion Beam Applications	42,218	555,712
KBC Ancora	176,332	7,817,252
Ontex Group NV(2)	184,718	1,494,672
Proximus SADP	448,974	3,393,353
Tessenderlo Group SA(1)	99,074	3,071,892
VGP NV	3,190	333,035
		42,501,270
Canada — 10.1%
ADENTRA, Inc.(1)	2,907	72,481
Advantage Energy Ltd.(2)	1,022,379	7,286,493
Aecon Group, Inc.(1)	117,153	991,882
Amerigo Resources Ltd.	11,760	12,446
Argonaut Gold, Inc.(2)	1,590,404	847,462
Aris Mining Corp.(2)	126,468	293,894
B2Gold Corp.	25,828	79,518
Baytex Energy Corp.(1)(2)	2,779,081	11,312,127
Birchcliff Energy Ltd.(1)	1,463,477	9,043,837
Bitfarms Ltd.(1)(2)	854,380	1,163,454
Bonterra Energy Corp.(2)	21,872	118,004
Calfrac Well Services Ltd.(2)	29,435	131,360
Calian Group Ltd.	800	31,303
Calibre Mining Corp.(2)	668,599	781,814
Canacol Energy Ltd.(1)	18,683	159,010
Canadian Western Bank(1)	389,633	7,581,003
Canfor Corp.(2)	336,382	5,173,193
Capital Power Corp.	408,460	12,294,307
Cardinal Energy Ltd.(1)	236,067	1,261,400
Cascades, Inc.(1)	21	198
Celestica, Inc.(2)	218,071	5,083,804
Centerra Gold, Inc.	136,104	816,906
China Gold International Resources Corp. Ltd.	231,678	968,754
Chorus Aviation, Inc.(1)(2)	530,095	1,055,325
Corus Entertainment, Inc., B Shares(1)	684,925	689,386

Avantis International Small Cap Value ETF
	Shares	Value
Crescent Point Energy Corp.	3,052,320	$25,119,744
Crew Energy, Inc.(1)(2)	850,958	3,999,100
Doman Building Materials Group Ltd.	43,000	247,269
Dorel Industries, Inc., Class B(1)(2)	61,775	270,654
Dundee Precious Metals, Inc.	711,814	4,593,708
Eldorado Gold Corp. (Toronto)(2)	448,385	4,284,081
Enerflex Ltd.	228,916	1,412,936
Enerplus Corp.(1)	830,002	14,195,786
Ensign Energy Services, Inc.(1)(2)	78,587	179,136
EQB, Inc.	30,158	1,736,228
Equinox Gold Corp.(1)(2)	153,992	776,114
ERO Copper Corp.(1)(2)	216,439	4,477,109
Evertz Technologies Ltd.	300	2,838
First National Financial Corp.	2,548	70,526
Fortuna Silver Mines, Inc.(1)(2)	1,122,351	3,488,658
Freehold Royalties Ltd.(1)	46,082	490,423
Frontera Energy Corp.(2)	367,835	2,825,731
Gear Energy Ltd.(1)	496,766	308,824
Headwater Exploration, Inc.	397,455	2,109,053
High Liner Foods, Inc.	4	35
HLS Therapeutics, Inc.	2	7
Home Capital Group, Inc.	68,288	2,236,846
Hudbay Minerals, Inc.(1)	1,263,618	6,284,423
iA Financial Corp., Inc.	66,563	4,175,951
IAMGOLD Corp.(2)	2,015,268	4,996,409
Interfor Corp.(2)	313,440	5,288,952
International Petroleum Corp.(2)	246,042	2,307,099
Journey Energy, Inc.(1)(2)	55,344	230,600
Kelt Exploration Ltd.(2)	854,227	4,438,036
Keyera Corp.	45,210	1,116,866
Kinross Gold Corp.	2,764,558	14,035,574
Laurentian Bank of Canada	135,213	3,677,529
Linamar Corp.	6,503	341,273
Logan Energy Corp.(1)(2)	499,704	384,615
Lundin Gold, Inc.	260,040	3,117,709
Lundin Mining Corp.	1,623,318	12,590,566
Martinrea International, Inc.	549,297	5,553,136
MEG Energy Corp.(2)	1,076,577	19,257,598
Methanex Corp.	281,103	11,962,272
Mullen Group Ltd.	7,800	82,549
New Gold, Inc.(2)	2,718,507	2,877,046
North American Construction Group Ltd.	93,768	2,321,299
North West Co., Inc.	14	316
NuVista Energy Ltd.(2)	935,598	8,586,009
Obsidian Energy Ltd.(1)(2)	518,852	3,670,978
OceanaGold Corp.	2,598,225	5,614,873
Onex Corp.	47,353	2,925,919
Paramount Resources Ltd., A Shares(1)	103,596	2,399,759
Parex Resources, Inc.	651,205	12,323,351
Peyto Exploration & Development Corp.(1)	1,037,826	9,639,370
Pine Cliff Energy Ltd.(1)	138,356	146,425

Avantis International Small Cap Value ETF
	Shares	Value
Pipestone Energy Corp.	519,093	$875,912
Precision Drilling Corp.(1)(2)	15,135	998,359
Real Matters, Inc.(1)(2)	194,739	984,360
Russel Metals, Inc.	207,102	6,160,028
Secure Energy Services, Inc.	276,658	1,531,529
ShawCor Ltd.(2)	127,430	1,756,972
Sierra Metals, Inc.(1)(2)	3,100	849
Spartan Delta Corp.(1)	718,055	2,242,593
Stelco Holdings, Inc.	202,602	5,802,766
Surge Energy, Inc.(1)	537,685	3,302,831
Tamarack Valley Energy Ltd.(1)	2,866,076	7,742,138
Taseko Mines Lt.(2)	257,729	370,037
Tidewater Midstream & Infrastructure Ltd.(1)	195,569	156,316
Torex Gold Resources, Inc.(2)	510,926	5,902,572
Total Energy Services, Inc.	14,400	100,178
Transcontinental, Inc., Class A	17	166
Trican Well Service Ltd.	254,925	901,822
Vermilion Energy, Inc.(1)	943,555	13,742,719
Wajax Corp.	30,155	627,560
West Fraser Timber Co. Ltd.	11,631	879,211
Western Forest Products, Inc.(1)	2,566,949	1,785,770
Whitecap Resources, Inc.(1)	313,151	2,560,923
Yangarra Resources Ltd.(2)	33,200	45,210
		348,891,490
China†
Solargiga Energy Holdings Ltd.	2,281,000	61,030
Denmark — 2.1%
Bang & Olufsen A/S(2)	24,456	32,103
Chemometec A/S(2)	8,153	498,982
D/S Norden A/S	250,993	12,045,527
Dfds A/S	201,122	6,725,485
H+H International A/S, B Shares(2)	21,773	225,121
Jyske Bank A/S(2)	121,721	8,656,026
Nilfisk Holding A/S(2)	2,605	50,958
NKT A/S(2)	223,768	12,109,930
NNIT A/S(2)	45,818	538,690
Per Aarsleff Holding A/S	74,697	3,609,198
Ringkjoebing Landbobank A/S	1,327	196,424
Solar A/S, B Shares	11,686	791,628
Spar Nord Bank A/S	367,094	5,539,797
Sparekassen Sjaelland-Fyn A/S	5,583	150,974
Sydbank AS	350,850	16,479,276
TORM PLC, Class A	175,599	4,316,054
		71,966,173
Finland — 1.3%
Citycon Oyj(1)(2)	197,469	1,213,112
Finnair Oyj(2)	2,671,107	1,493,331
Harvia Oyj	9,293	231,175
HKScan Oyj, A Shares(1)(2)	81,043	66,769
Kemira Oyj	258,193	4,086,703
Lassila & Tikanoja Oyj	1,259	13,499

Avantis International Small Cap Value ETF
	Shares	Value
Marimekko Oyj	197,695	$2,389,542
Metsa Board Oyj, Class B(1)	402,587	3,215,382
Nokian Renkaat Oyj	70,235	608,471
Outokumpu Oyj	2,898,641	13,504,303
Puuilo Oyj	256,917	2,071,199
Suominen Oyj(1)	39,021	118,269
Talenom Oyj(1)	4,324	27,572
Tokmanni Group Corp.	374,267	5,541,946
Uponor Oyj(1)	237,410	7,497,147
Verkkokauppa.com Oyj(1)	51,814	157,948
YIT Oyj(1)	631,039	1,539,055
		43,775,423
France — 3.7%
AKWEL	4,039	64,495
ALD SA	169,664	1,640,138
APERAM SA(1)	152,756	4,322,114
Biosynex(1)(2)	12,193	139,551
Bonduelle SCA(1)	1,607	19,143
Catana Group	75,468	596,623
Cie des Alpes	127,519	1,798,929
Cie Plastic Omnium SA	300,957	5,279,599
Coface SA	767,629	10,275,965
Derichebourg SA	997,816	5,447,072
Eramet SA	108,288	8,292,970
Etablissements Maurel et Prom SA	493,067	2,358,365
Eurobio Scientific SA(1)(2)	26,767	454,611
Eutelsat Communications SA(1)	1,546,380	9,408,892
Focus Entertainment(2)	2,042	75,189
Gaztransport Et Technigaz SA	869	107,612
Genfit S(1)(2)	12,090	43,400
Groupe LDLC(1)	5,951	145,457
Guerbet	798	18,772
Guillemot Corp.	967	7,362
ID Logistics Group(2)	273	71,113
Imerys SA	68,092	2,318,313
Innate Pharma SA(1)(2)	4,086	12,451
Jacquet Metals SACA	33,576	654,080
JCDecaux SE(2)	89,760	1,665,821
Kaufman & Broad SA	14,227	410,128
Maisons du Monde SA(1)	234,325	2,186,433
Manitou BF SA(1)	129	3,385
Mersen SA	13,612	618,628
Metropole Television SA	214,772	2,942,749
Nexans SA	87,249	7,176,759
Novacyt SA(2)	241,914	230,814
Orpea SA(1)(2)	213,293	397,025
SES SA	1,983,569	14,437,044
SMCP SA(2)	261,435	1,700,022
Societe BIC SA	28,924	1,848,696
Solutions 30 SE(1)(2)	122,821	373,076
Television Francaise 1	565,672	4,588,486

Avantis International Small Cap Value ETF
	Shares	Value
Ubisoft Entertainment SA(2)	587,186	$17,756,295
Vallourec SA(2)	1,029,331	13,755,489
Vicat SA	30,710	1,035,373
X-Fab Silicon Foundries SE(2)	223,595	2,532,783
		127,211,222
Germany — 4.4%
1&1 AG	87,402	1,298,509
7C Solarparken AG	96,998	349,991
Aroundtown SA(2)	889,077	1,602,950
Aurubis AG	74,608	6,169,229
Baader Bank AG	7,342	28,581
BayWa AG	15,182	535,367
Bertrandt AG	1,999	99,688
Borussia Dortmund GmbH & Co. KGaA(2)	131,788	660,867
CECONOMY AG(2)	412,727	1,075,141
Cewe Stiftung & Co. KGAA	17,504	1,719,440
Cliq Digital AG	794	17,197
CropEnergies AG	141,994	1,311,165
Deutsche Beteiligungs AG	3,870	136,251
Deutsche Pfandbriefbank AG(1)	779,738	6,141,544
Deutz AG	608,473	2,854,898
Draegerwerk AG & Co. KGaA	981	40,416
Draegerwerk AG & Co. KGaA, Preference Shares	17,140	828,406
Duerr AG	293,135	8,737,892
Elmos Semiconductor SE	45,159	3,264,372
ElringKlinger AG	18,766	123,370
Encavis AG(2)	436,830	6,690,389
Energiekontor AG	5,792	548,481
Fielmann AG	10,428	489,440
flatexDEGIRO AG(2)	401,625	3,516,022
Friedrich Vorwerk Group SE	17,867	246,972
Grand City Properties SA(2)	380,592	3,396,805
GRENKE AG	73,911	1,879,238
Hamburger Hafen und Logistik AG	202,890	2,230,340
Heidelberger Druckmaschinen AG(2)	699,077	981,371
HelloFresh SE(2)	80,617	2,598,133
Hornbach Holding AG & Co. KGaA	51,960	4,085,988
Hugo Boss AG	143,435	10,797,840
Indus Holding AG	391	9,385
Instone Real Estate Group SE	97,306	621,891
JOST Werke SE	65,393	3,372,973
Jungheinrich AG, Preference Shares	282,136	9,364,319
Kloeckner & Co. SE(1)	174,488	1,490,945
Kontron AG	14,040	305,612
Krones AG	99,293	10,751,902
Lang & Schwarz AG	30,027	283,641
Lanxess AG	182,605	5,762,320
METRO AG(2)	375,811	2,991,793
MLP SE	7,232	38,410
Mutares SE & Co. KGaA	49,829	1,187,405
Norma Group SE	45,576	836,698

Avantis International Small Cap Value ETF
	Shares	Value
OHB SE	484	$22,438
PVA TePla AG(2)	32,408	621,165
SAF-Holland SE	187,244	2,331,490
Salzgitter AG	37,740	1,110,408
Schaeffler AG, Preference Shares	178,081	1,057,023
SGL Carbon SE(1)(2)	320,621	2,425,215
Siltronic AG	128,083	10,211,522
Stabilus SE	307	17,224
Steico SE(1)	6,366	209,216
STO SE & Co. KGaA, Preference Shares	8,491	1,264,536
SUESS MicroTec SE	7,142	167,097
TAG Immobilien AG(2)	727,881	8,251,311
thyssenkrupp AG	245,103	1,883,564
VERBIO Vereinigte BioEnergie AG	13,046	616,628
Vitesco Technologies Group AG, Class A(2)	100,508	7,933,218
Wacker Neuson SE	68,755	1,518,660
Wuestenrot & Wuerttembergische AG	48,599	809,045
		151,923,347
Hong Kong — 1.5%
AMTD IDEA Group, ADR(2)	79,252	96,688
AustAsia Group Ltd.(2)	403,380	114,149
Bank of East Asia Ltd.	103,800	147,831
BOCOM International Holdings Co. Ltd.(2)	45,000	2,094
Bright Smart Securities & Commodities Group Ltd.	4,142,000	754,479
Cafe de Coral Holdings Ltd.	180,000	218,088
Central Wealth Group Holdings Ltd.(2)	25,424,000	74,502
Chia Tai Enterprises International Ltd.(2)	132,000	26,564
Chow Sang Sang Holdings International Ltd.	196,000	234,526
CMBC Capital Holdings Ltd.(1)(2)	1,378,000	132,070
Crystal International Group Ltd.	34,500	11,389
CSC Holdings Ltd.(2)	56,230,000	229,764
CSI Properties Ltd.	80,000	1,212
Dah Sing Banking Group Ltd.	349,200	238,697
Dah Sing Financial Holdings Ltd.	153,200	336,648
E-Commodities Holdings Ltd.(1)	20,630,000	3,701,975
FSE Lifestyle Services Ltd.	27,000	20,475
Guotai Junan International Holdings Ltd.	3,555,000	294,243
Hang Lung Group Ltd.	1,658,000	2,286,924
Hengdeli Holdings Ltd.(2)	12,000	211
IGG, Inc.(2)	843,000	395,328
IRC Ltd.(1)(2)	4,792,000	56,099
Jinhui Shipping & Transportation Ltd.	12,160	6,645
Johnson Electric Holdings Ltd.	2,081,320	2,787,063
JS Global Lifestyle Co. Ltd.(2)	2,591,000	369,743
K Wah International Holdings Ltd.	2,713,000	816,235
Luk Fook Holdings International Ltd.	78,000	193,279
Oriental Watch Holdings	1,236,000	668,367
Pacific Basin Shipping Ltd.	80,996,000	21,934,105
Pacific Textiles Holdings Ltd.	377,000	80,218
PC Partner Group Ltd.	2,066,000	870,676
Regina Miracle International Holdings Ltd.	194,000	63,371

Avantis International Small Cap Value ETF
	Shares	Value
Shun Tak Holdings Ltd.(2)	4,804,000	$672,580
Singamas Container Holdings Ltd.	4,050,000	366,393
SmarTone Telecommunications Holdings Ltd.	126,000	70,214
Soundwill Holdings Ltd.	2,500	1,846
Sun Hung Kai & Co. Ltd.	857,000	302,692
SUNeVision Holdings Ltd.	1,307,000	624,803
Tai Hing Group Holdings Ltd.	245,000	30,881
Tam Jai International Co. Ltd.	490,000	98,633
Ten Pao Group Holdings Ltd.	412,000	53,546
Texhong International Group Ltd.	1,137,000	608,409
Texwinca Holdings Ltd.	440,000	66,077
Time Interconnect Technology Ltd.(1)	328,000	58,860
United Energy Group Ltd.	2,430,000	322,554
United Laboratories International Holdings Ltd.	11,762,000	10,501,923
Value Partners Group Ltd.	616,000	209,637
Yue Yuen Industrial Holdings Ltd.	571,000	715,597
		51,868,303
Ireland — 0.4%
Dalata Hotel Group PLC(2)	998,832	4,659,865
Glenveagh Properties PLC(2)	6,954,143	7,547,561
Origin Enterprises PLC	1,103	3,922
		12,211,348
Israel — 2.5%
Adgar Investment & Development Ltd.	13,419	16,916
AFI Properties Ltd.(2)	546	18,154
Africa Israel Residences Ltd.	9,079	427,341
Airport City Ltd.(2)	64,686	990,538
Alony Hetz Properties & Investments Ltd.	209,334	1,589,698
Azorim-Investment Development & Construction Co. Ltd.(2)	16,839	51,558
Big Shopping Centers Ltd.(2)	12,993	1,084,972
Carasso Motors Ltd.	6,135	26,562
Clal Insurance Enterprises Holdings Ltd.(2)	400,945	5,937,150
Delek Automotive Systems Ltd.	21,511	134,467
Delek Group Ltd.	49,909	7,160,071
Equital Ltd.(2)	35,625	1,110,768
Fattal Holdings 1998 Ltd.(2)	10,870	1,064,773
FIBI Holdings Ltd.	123,384	5,368,867
First International Bank of Israel Ltd.	36,753	1,486,137
G City Ltd.	324,500	1,034,475
Harel Insurance Investments & Financial Services Ltd.	776,989	5,655,057
IDI Insurance Co. Ltd.	2,066	44,931
Ilex Medical Ltd.	729	13,628
Inrom Construction Industries Ltd.	1,008	3,114
Isracard Ltd.	1,430,214	5,798,116
Israel Canada T.R Ltd.	11,469	25,620
Israel Corp. Ltd.	10,521	2,919,367
Isras Investment Co. Ltd.	2,031	380,819
Ituran Location & Control Ltd.	25	757
M Yochananof & Sons Ltd.	4,089	167,956
Menora Mivtachim Holdings Ltd.	149,282	3,147,478
Migdal Insurance & Financial Holdings Ltd.	2,413,511	2,800,896

Avantis International Small Cap Value ETF
	Shares	Value
Naphtha Israel Petroleum Corp. Ltd.	10,798	$51,241
Nawi Brothers Ltd.	9,923	75,157
Oil Refineries Ltd.	14,961,735	4,872,662
Partner Communications Co. Ltd.(2)	727,444	3,044,638
Paz Ashdod Refinery Ltd.(2)	38,918	1,061,200
Paz Oil Co. Ltd.(2)	38,918	3,217,730
Phoenix Holdings Ltd.	744,513	7,459,746
Prashkovsky Investments & Construction Ltd.	2,792	63,039
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	5,768	333,386
Scope Metals Group Ltd.(2)	74	2,364
Shikun & Binui Ltd.(2)	1,212,352	3,032,789
Shufersal Ltd.(2)	809,344	3,763,347
Summit Real Estate Holdings Ltd.	10,601	139,560
Tera Light Ltd.(2)	30,357	56,549
Tower Semiconductor Ltd.(2)	342	9,977
Victory Supermarket Chain Ltd.	1,418	12,208
YH Dimri Construction & Development Ltd.	18,763	1,160,830
ZIM Integrated Shipping Services Ltd.(1)	743,134	8,969,627
		85,786,236
Italy — 3.7%
Aeffe SpA(1)(2)	46,086	53,437
Arnoldo Mondadori Editore SpA	125,814	293,142
Banca IFIS SpA	260,771	4,576,655
Banca Popolare di Sondrio SpA	3,774,164	17,908,150
Banco di Desio e della Brianza SpA	118,022	420,524
BFF Bank SpA	585,783	6,282,838
Biesse SpA	77,027	1,077,167
BPER Banca	1,560,955	4,700,467
Cementir Holding NV	19,055	166,419
d'Amico International Shipping SA	775,543	3,562,069
Danieli & C Officine Meccaniche SpA(1)	12,097	290,009
Danieli & C Officine Meccaniche SpA, Preference Shares	87,458	1,652,124
Digital Bros SpA(1)	135,713	2,446,093
Enav SpA	769	3,102
Fila SpA	11,648	106,545
Fincantieri SpA(1)(2)	1,592,198	882,575
FNM SpA	66,723	31,431
Geox SpA(1)(2)	68,174	56,879
Iveco Group NV(2)	3,055,809	30,304,877
Maire Tecnimont SpA	556,223	2,221,330
MFE-MediaForEurope NV, Class A	8,438,596	4,270,115
MFE-MediaForEurope NV, Class B(1)	2,910,755	2,083,393
Newlat Food SpA(2)	15,806	101,827
Orsero SpA	3,578	51,188
OVS SpA	3,620,653	9,051,517
RAI Way SpA	191,729	1,065,595
Safilo Group SpA(1)(2)	124,706	135,241
Saipem SpA(2)	10,938,307	17,651,539
Sanlorenzo SpA	13,472	541,057
Saras SpA(1)	3,190,540	4,543,016
Spaxs SpA	7,758	50,807

Avantis International Small Cap Value ETF
	Shares	Value
Tesmec SpA(1)(2)	1,690,861	$224,015
Webuild SpA(1)	6,088,797	12,417,551
		129,222,694
Japan — 29.3%
77 Bank Ltd.(1)	219,800	4,743,987
A&D HOLON Holdings Co. Ltd.	12,500	147,979
Adastria Co. Ltd.(1)	149,900	2,994,725
AEON Financial Service Co. Ltd.(1)	848,500	7,398,058
Aeon Mall Co. Ltd.(1)	120,600	1,445,250
AFC-HD AMS Life Science Co. Ltd.	30,000	164,033
Ahresty Corp.	67,100	338,908
Aichi Steel Corp.	42,000	1,055,111
Air Water, Inc.	310,600	3,906,918
Airport Facilities Co. Ltd.	2,000	8,115
Aisan Industry Co. Ltd.	228,300	2,035,270
Akatsuki, Inc.	28,100	404,920
Akebono Brake Industry Co. Ltd.(2)	9,300	8,486
Alconix Corp.	30,200	287,003
Alfresa Holdings Corp.	29,700	507,201
Alleanza Holdings Co. Ltd.(1)	3,200	22,055
Alps Alpine Co. Ltd.(1)	873,600	7,294,752
AOKI Holdings, Inc.	168,400	1,206,625
Aoyama Trading Co. Ltd.	296,500	3,286,408
Arata Corp.	84,200	3,125,254
Arclands Corp.	145,900	1,663,649
Arcs Co. Ltd.(1)	196,700	3,489,765
ARE Holdings, Inc.(1)	138,300	1,794,520
Asahi Co. Ltd.	11,900	104,260
Asahi Diamond Industrial Co. Ltd.	58,100	356,141
ASAHI YUKIZAI Corp.	61,800	1,714,276
Asanuma Corp.	31,400	769,617
Asia Pile Holdings Corp.	50,600	230,177
Avex, Inc.	5,700	57,441
Awa Bank Ltd.	97,200	1,510,126
Axial Retailing, Inc.	19,600	505,739
Bando Chemical Industries Ltd.	92,800	978,077
Bank of Nagoya Ltd.	30,700	895,794
Bank of the Ryukyus Ltd.	132,600	959,587
Belc Co. Ltd.	800	37,268
Bell System24 Holdings, Inc.(1)	69,900	730,186
Belluna Co. Ltd.	183,400	915,249
BML, Inc.	148,400	2,944,467
Bunka Shutter Co. Ltd.	388,600	2,906,251
Canon Electronics, Inc.	35,900	456,528
Careerlink Co. Ltd.	3,700	60,763
Cawachi Ltd.	26,800	420,697
Central Glass Co. Ltd.	170,700	3,435,355
Chiba Kogyo Bank Ltd.	174,200	936,055
Chilled & Frozen Logistics Holdings Co. Ltd.	1,900	18,339
Chori Co. Ltd.	51,900	1,017,185
Chubu Shiryo Co. Ltd.	5,400	41,933

Avantis International Small Cap Value ETF
	Shares	Value
Chubu Steel Plate Co. Ltd.(1)	68,100	$970,046
Chugin Financial Group, Inc.	72,700	482,599
CKD Corp.	5,200	71,754
CMIC Holdings Co. Ltd.	32,600	390,249
Coca-Cola Bottlers Japan Holdings, Inc.	509,900	6,641,224
Cosmo Energy Holdings Co. Ltd.	497,400	17,914,121
Credit Saison Co. Ltd.	1,013,200	15,836,155
CTI Engineering Co. Ltd.	30,500	922,999
Cybernet Systems Co. Ltd.(1)	2,300	11,903
Dai-Dan Co. Ltd.	6,900	141,418
Daido Steel Co. Ltd.	21,200	876,336
Daiho Corp.	6,400	175,581
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	300	1,971
Daiken Corp.	26,500	553,074
Daiki Aluminium Industry Co. Ltd.	126,100	1,244,932
Daikoku Denki Co. Ltd.(1)	10,000	363,631
Daikyonishikawa Corp.	8,500	47,281
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	10,700	169,675
Daio Paper Corp.(1)	81,000	690,145
Daishi Hokuetsu Financial Group, Inc.	190,100	4,762,864
Daito Pharmaceutical Co. Ltd.	1,100	17,271
Daitron Co. Ltd.	3,600	74,809
Daiwa Industries Ltd.	2,500	24,244
Daiwabo Holdings Co. Ltd.	334,000	6,770,162
Dear Life Co. Ltd.	45,800	272,218
Densan System Holdings Co. Ltd.	1,100	22,376
Dowa Holdings Co. Ltd.	173,000	5,557,402
Dream Incubator, Inc.	2,700	54,756
Eagle Industry Co. Ltd.	119,600	1,376,624
Ebara Jitsugyo Co. Ltd.	200	3,955
Eco's Co. Ltd.	14,100	197,226
EDION Corp.(1)	32,700	328,946
Ehime Bank Ltd.	11,600	70,031
Eiken Chemical Co. Ltd.	33,100	317,592
EJ Holdings, Inc.	8,900	103,546
Electric Power Development Co. Ltd.	576,300	8,975,878
Enomoto Co. Ltd.	3,000	36,177
Enplas Corp.	13,100	987,496
ERI Holdings Co. Ltd.	3,800	54,993
Exedy Corp.	240,000	4,343,109
EXEO Group, Inc.	28,300	602,093
FALCO HOLDINGS Co. Ltd.	2,000	27,621
Fast Fitness Japan, Inc.	5,100	50,669
FCC Co. Ltd.	221,200	2,918,830
Feed One Co. Ltd.	4,700	26,298
Ferrotec Holdings Corp.(1)	411,600	8,554,761
FIDEA Holdings Co. Ltd.(1)	17,710	184,860
First Bank of Toyama Ltd.	90,500	540,765
FJ Next Holdings Co. Ltd.	13,700	98,761
France Bed Holdings Co. Ltd.	12,600	104,783
Frontier International, Inc.	3,900	57,344

Avantis International Small Cap Value ETF
	Shares	Value
F-Tech, Inc.	26,600	$145,483
Fuji Co. Ltd.(1)	13,800	173,063
Fuji Corp. Ltd.	9,000	45,472
Fuji Media Holdings, Inc.	128,200	1,338,371
Fuji Oil Co. Ltd.	20,800	43,622
Fuji Seal International, Inc.	3,400	40,765
Fujibo Holdings, Inc.	12,000	287,465
Fujikura Composites, Inc.	31,200	239,444
Fujikura Ltd.	1,947,000	16,106,247
Fujimori Kogyo Co. Ltd.	18,300	471,192
Fujishoji Co. Ltd.	8,200	81,878
Fukuyama Transporting Co. Ltd.	48,600	1,207,724
Furukawa Co. Ltd.	18,300	222,690
Furukawa Electric Co. Ltd.	108,200	1,858,544
Furuno Electric Co. Ltd.	2,400	21,255
Fuso Chemical Co. Ltd.	87,600	2,566,992
Futaba Industrial Co. Ltd.	294,500	1,389,551
Fuyo General Lease Co. Ltd.	139,300	11,512,410
Gecoss Corp.	2,200	14,461
Geo Holdings Corp.	50,500	908,818
GMO Financial Holdings, Inc.	1,600	7,984
Godo Steel Ltd.	49,400	1,488,584
Goldcrest Co. Ltd.	6,500	87,011
Good Com Asset Co. Ltd.	66,400	428,032
GS Yuasa Corp.	89,500	1,695,945
GSI Creos Corp.	23,100	348,146
G-Tekt Corp.	129,900	1,644,109
GungHo Online Entertainment, Inc.	500	8,233
Gunma Bank Ltd.	1,673,300	7,705,494
H.U. Group Holdings, Inc.	360,600	6,521,206
H2O Retailing Corp.	429,100	5,164,300
Hakudo Co. Ltd.	7,500	120,363
Halows Co. Ltd.	18,600	521,455
Hamakyorex Co. Ltd.	40,200	1,155,816
Hanwa Co. Ltd.	65,100	2,070,810
Happinet Corp.	44,500	797,117
Hazama Ando Corp.(1)	492,200	4,009,889
Heiwa Corp.	62,900	960,083
Heiwa Real Estate Co. Ltd.	86,900	2,331,111
Heiwado Co. Ltd.	220,400	3,629,754
Hino Motors Ltd.(2)	447,200	1,749,510
Hirogin Holdings, Inc.	3,300	20,599
Hitachi Zosen Corp.	1,177,500	6,962,863
Hokkoku Financial Holdings, Inc.	119,400	4,028,401
Hokuetsu Corp.(1)	118,700	736,873
Hokuetsu Industries Co. Ltd.	3,200	42,295
Hokuhoku Financial Group, Inc.	376,100	3,402,171
Hokuto Corp.	13,800	173,384
H-One Co. Ltd.	9,400	48,823
Honeys Holdings Co. Ltd.	900	10,423
Hoosiers Holdings Co. Ltd.	7,600	55,932

Avantis International Small Cap Value ETF
	Shares	Value
Horiba Ltd.	68,000	$3,535,403
Hosiden Corp.	194,600	2,420,206
Hosokawa Micron Corp.	32,200	897,745
HS Holdings Co. Ltd.	88,800	632,395
Hyakugo Bank Ltd.	696,400	2,416,270
Hyakujushi Bank Ltd.	29,200	447,775
Ichikoh Industries Ltd.	78,000	283,750
Ichinen Holdings Co. Ltd.	40,300	372,910
IDEA Consultants, Inc.	200	2,295
IDOM, Inc.(1)	44,500	239,510
IHI Corp.	285,500	7,105,881
Iino Kaiun Kaisha Ltd.	680,200	4,869,893
IMAGICA GROUP, Inc.	68,500	285,517
Inaba Denki Sangyo Co. Ltd.	4,800	103,872
Ines Corp.	200	2,285
I-Net Corp.	1,400	16,831
Integrated Design & Engineering Holdings Co. Ltd.	50,100	1,167,546
Inui Global Logistics Co. Ltd.(1)	42,100	364,947
I-PEX, Inc.	25,700	297,069
I'rom Group Co. Ltd.(1)	10,900	135,944
Iseki & Co. Ltd.	10,200	84,484
Ishihara Sangyo Kaisha Ltd.	19,900	195,603
Itochu Enex Co. Ltd.	466,900	4,724,793
Itoki Corp.	188,200	1,788,704
IwaiCosmo Holdings, Inc.	15,500	184,302
Iyogin Holdings, Inc.	182,800	1,268,121
Izumi Co. Ltd.(1)	121,400	3,166,013
J Front Retailing Co. Ltd.(1)	1,299,700	13,687,648
J Trust Co. Ltd.	25,500	80,908
Jaccs Co. Ltd.	172,000	5,982,004
JAFCO Group Co. Ltd.	265,200	3,399,865
Japan Electronic Materials Corp.	27,900	293,040
Japan Lifeline Co. Ltd.	302,000	2,384,850
Japan Petroleum Exploration Co. Ltd.	65,600	2,157,400
Japan Pulp & Paper Co. Ltd.	26,200	853,029
Japan System Techniques Co. Ltd.	7,400	111,969
Japan Transcity Corp.	4,400	19,341
Japan Wool Textile Co. Ltd.	50,400	433,453
JDC Corp.	72,600	305,666
JK Holdings Co. Ltd.	3,700	24,944
JM Holdings Co. Ltd.	9,300	121,099
JSB Co. Ltd.	15,200	581,127
JTEKT Corp.	973,700	8,799,671
Juroku Financial Group, Inc.	152,600	3,836,778
JVCKenwood Corp.	2,394,600	10,446,930
Kaga Electronics Co. Ltd.	129,700	5,886,057
Kamei Corp.	36,700	370,196
Kanamoto Co. Ltd.	290,900	4,930,650
Kandenko Co. Ltd.	276,200	2,530,330
Kaneka Corp.	299,900	8,417,594
Kanro, Inc.	7,300	90,438

Avantis International Small Cap Value ETF
	Shares	Value
Kanto Denka Kogyo Co. Ltd.	483,200	$2,763,055
Kato Sangyo Co. Ltd.	103,900	2,988,982
KAWADA TECHNOLOGIES, Inc.	5,100	212,789
Kawasaki Heavy Industries Ltd.	41,300	1,058,132
Keihanshin Building Co. Ltd.	24,600	215,335
Keiyo Bank Ltd.	290,800	1,188,234
KH Neochem Co. Ltd.	54,200	843,972
Kitz Corp.	318,900	2,306,600
Kiyo Bank Ltd.	330,200	3,421,441
Koa Corp.(1)	18,900	238,510
Kobe Steel Ltd.	2,213,500	27,766,379
Kohnan Shoji Co. Ltd.	135,900	3,316,078
Komeri Co. Ltd.	196,300	4,144,863
Komori Corp.	45,800	344,984
Konica Minolta, Inc.	1,902,400	5,873,493
Konoike Transport Co. Ltd.	133,100	1,863,520
Konoshima Chemical Co. Ltd.	2,100	23,578
KPP Group Holdings Co. Ltd.	256,400	1,145,683
Krosaki Harima Corp.	3,000	196,002
K's Holdings Corp.	104,900	966,972
Kumagai Gumi Co. Ltd.	37,100	829,174
Kumiai Chemical Industry Co. Ltd.	33,800	260,779
Kuraray Co. Ltd.	1,175,400	13,351,286
Kureha Corp.	46,500	2,730,476
Kurimoto Ltd.	1,400	27,323
Kuriyama Holdings Corp.	2,000	11,867
Kusuri no Aoki Holdings Co. Ltd.	3,600	225,122
KYB Corp.	154,200	5,026,904
Kyoden Co. Ltd.(1)	45,100	185,069
Kyodo Printing Co. Ltd.	2,700	60,273
Kyoei Steel Ltd.(1)	79,100	1,052,872
Kyudenko Corp.(1)	17,200	529,257
Kyushu Financial Group, Inc.	473,600	2,317,103
Lawson, Inc.(1)	1,800	85,916
Life Corp.(1)	84,500	2,106,831
Look Holdings, Inc.	4,100	56,348
Macnica Holdings, Inc.	242,600	11,350,905
Makino Milling Machine Co. Ltd.	133,200	6,362,147
Marubun Corp.(1)	32,500	260,964
Maruha Nichiro Corp.	2,800	48,864
MARUKA FURUSATO Corp.	59,500	1,157,328
Maruzen Showa Unyu Co. Ltd.	37,600	1,021,602
Mazda Motor Corp.	600	6,251
MCJ Co. Ltd.	181,400	1,482,168
Mebuki Financial Group, Inc.	3,377,900	9,337,894
Megachips Corp.	13,500	388,949
Megmilk Snow Brand Co. Ltd.	334,200	5,467,483
Meidensha Corp.	123,900	1,857,568
Meiji Shipping Co. Ltd.(1)	19,500	99,639
Meiko Electronics Co. Ltd.(1)	87,100	2,132,705
Meisei Industrial Co. Ltd.	79,700	524,604

Avantis International Small Cap Value ETF
	Shares	Value
Micronics Japan Co. Ltd.	114,100	$1,704,281
Mikuni Corp.	22,300	70,815
Mimasu Semiconductor Industry Co. Ltd.	111,600	2,198,782
Ministop Co. Ltd.(1)	5,400	53,486
Miraial Co. Ltd.	27,100	276,441
MIRAIT ONE Corp.	176,800	2,341,675
Mirarth Holdings, Inc.	69,900	224,511
Miroku Jyoho Service Co. Ltd.	2,200	23,085
Mitsuba Corp.	200,900	1,052,809
Mitsubishi Kakoki Kaisha Ltd.	1,400	26,222
Mitsubishi Logisnext Co. Ltd.	105,200	986,600
Mitsubishi Logistics Corp.	153,700	4,081,404
Mitsubishi Materials Corp.	543,900	9,129,963
Mitsubishi Research Institute, Inc.	29,800	1,026,556
Mitsubishi Shokuhin Co. Ltd.	150,000	4,107,042
Mitsubishi Steel Manufacturing Co. Ltd.	10,800	105,277
Mitsui Chemicals, Inc.	3,400	92,170
Mitsui Matsushima Holdings Co. Ltd.(1)	144,600	2,863,930
Mitsui Mining & Smelting Co. Ltd.(1)	513,300	13,112,079
Mitsui-Soko Holdings Co. Ltd.	165,400	4,713,951
Mitsuuroko Group Holdings Co. Ltd.	2,300	20,742
Miyaji Engineering Group, Inc.	200	8,088
Miyazaki Bank Ltd.	57,000	1,023,960
Mizuho Leasing Co. Ltd.	176,100	5,809,929
Mizuho Medy Co. Ltd.(1)	25,800	482,056
Monex Group, Inc.	227,300	814,503
Morinaga Milk Industry Co. Ltd.	177,400	7,260,950
MrMax Holdings Ltd.	3,100	12,871
Musashi Seimitsu Industry Co. Ltd.	84,700	1,006,702
Musashino Bank Ltd.	172,800	3,131,682
Nabtesco Corp.	94,100	1,779,212
Nachi-Fujikoshi Corp.	137,500	3,784,198
Nafco Co. Ltd.	5,100	66,924
Nagano Keiki Co. Ltd.	5,700	103,793
Nagase & Co. Ltd.	200	3,427
Nakayama Steel Works Ltd.	41,800	265,396
Namura Shipbuilding Co. Ltd.(1)	342,300	2,149,640
Nanto Bank Ltd.	110,500	2,012,784
NEC Capital Solutions Ltd.	42,600	929,747
Neturen Co. Ltd.	10,700	74,077
NHK Spring Co. Ltd.	757,600	5,873,746
Nichias Corp.	310,600	6,496,244
Nichicon Corp.	102,100	985,227
Nichiha Corp.	5,100	109,286
Nichireki Co. Ltd.	93,600	1,338,654
Nihon Dempa Kogyo Co. Ltd.(1)	224,900	2,395,240
Nihon Flush Co. Ltd.	2,600	16,172
Nihon House Holdings Co. Ltd.	33,600	86,491
Nihon Tokushu Toryo Co. Ltd.	1,200	10,873
Nikkiso Co. Ltd.	60,100	415,312
Nikkon Holdings Co. Ltd.	295,500	6,734,508

Avantis International Small Cap Value ETF
	Shares	Value
Nippn Corp.	22,600	$321,328
Nippon Chemical Industrial Co. Ltd.	2,400	31,038
Nippon Chemi-Con Corp.(2)	15,700	151,109
Nippon Coke & Engineering Co. Ltd.(2)	139,200	107,939
Nippon Electric Glass Co. Ltd.	34,500	608,788
Nippon Light Metal Holdings Co. Ltd.	88,210	939,203
Nippon Paper Industries Co. Ltd.(2)	39,900	356,867
Nippon Pillar Packing Co. Ltd.	95,700	2,758,534
Nippon Road Co. Ltd.	1,900	125,690
Nippon Seisen Co. Ltd.	1,100	35,892
Nippon Sheet Glass Co. Ltd.(2)	111,700	586,182
Nippon Shokubai Co. Ltd.	168,900	6,427,429
Nippon Soda Co. Ltd.	103,200	3,816,856
Nippon Television Holdings, Inc.	289,800	2,700,000
Nippon Thompson Co. Ltd.(1)	191,500	738,743
Nippon Yakin Kogyo Co. Ltd.	8,200	252,815
Nipro Corp.	886,800	7,344,154
Nishimoto Co. Ltd.	1,600	48,912
Nishi-Nippon Financial Holdings, Inc.	764,400	7,910,231
Nishio Holdings Co. Ltd.	151,100	3,684,520
Nissan Shatai Co. Ltd.	124,800	775,637
Nisshinbo Holdings, Inc.	478,100	3,550,998
Nissin Corp.	16,100	285,059
Nissui Corp.	49,200	258,338
Nittetsu Mining Co. Ltd.	85,900	3,009,206
Nittoc Construction Co. Ltd.	100	741
Nojima Corp.	413,500	3,629,534
NOK Corp.(1)	367,000	5,142,402
Nomura Micro Science Co. Ltd.(1)	19,900	795,994
Noritake Co. Ltd.	17,600	728,151
Noritsu Koki Co. Ltd.	6,500	131,560
Noritz Corp.	105,800	1,161,423
North Pacific Bank Ltd.	1,278,300	2,689,496
NS United Kaiun Kaisha Ltd.(1)	85,700	2,391,959
NTN Corp.(1)	2,108,600	4,185,513
Ogaki Kyoritsu Bank Ltd.	100,300	1,384,082
Okamoto Machine Tool Works Ltd.	9,800	373,401
Oki Electric Industry Co. Ltd.	35,000	216,836
Okinawa Cellular Telephone Co.	4,100	88,744
Okinawa Financial Group, Inc.	59,600	921,654
Okumura Corp.	19,600	612,765
Okuwa Co. Ltd.	29,600	175,440
Olympic Group Corp.	1,300	4,723
Onoken Co. Ltd.	34,900	402,702
Onward Holdings Co. Ltd.	139,200	497,597
Orient Corp.	486,340	3,689,677
Oriental Shiraishi Corp.	551,500	1,238,518
Pacific Industrial Co. Ltd.	448,700	4,391,037
Pack Corp.	10,000	213,368
PAL GROUP Holdings Co. Ltd.	175,600	2,476,637
Pasco Corp.	500	5,674

Avantis International Small Cap Value ETF
	Shares	Value
Pasona Group, Inc.	36,300	$406,933
Pegasus Co. Ltd.(1)	3,600	14,660
Penta-Ocean Construction Co. Ltd.	417,400	2,480,743
Press Kogyo Co. Ltd.(1)	893,400	4,103,486
Pressance Corp.	10,100	132,511
Prima Meat Packers Ltd.	102,500	1,781,350
PS Mitsubishi Construction Co. Ltd.(1)	2,000	10,818
Raito Kogyo Co. Ltd.	61,100	853,586
Raiznext Corp.	18,700	180,988
Rasa Industries Ltd.	13,600	188,406
Raysum Co. Ltd.	30,300	694,913
Renewable Japan Co. Ltd.(1)(2)	102,000	738,790
Rengo Co. Ltd.	1,449,700	9,850,716
Resorttrust, Inc.	516,500	8,280,170
Restar Holdings Corp.	3,200	53,037
Ricoh Leasing Co. Ltd.	134,700	3,966,143
Riken Corp.	5,500	124,151
Riken Technos Corp.	23,000	113,448
Round One Corp.	825,200	3,360,079
Ryobi Ltd.(1)	196,800	3,826,911
Ryosan Co. Ltd.	39,700	1,154,128
Sakai Chemical Industry Co. Ltd.	1,500	20,228
Sakata INX Corp.	30,000	281,147
Sakura Internet, Inc.(1)	500	3,934
Sala Corp.	111,200	570,151
San ju San Financial Group, Inc.	27,300	327,021
San-Ai Obbli Co. Ltd.	293,100	3,370,671
Sangetsu Corp.	282,000	5,845,038
San-In Godo Bank Ltd.	761,700	4,794,495
Sankyu, Inc.	210,300	7,332,234
Sanoh Industrial Co. Ltd.	60,600	381,321
Sanwa Holdings Corp.	405,900	6,176,349
Sanyo Chemical Industries Ltd.	23,300	662,109
Sanyo Denki Co. Ltd.	9,200	449,043
Sanyo Special Steel Co. Ltd.	6,900	131,746
SBS Holdings, Inc.	4,300	90,282
Scroll Corp.	67,900	468,882
Seed Co. Ltd.	5,000	27,901
Seikitokyu Kogyo Co. Ltd.(1)	79,700	910,249
Seiko Group Corp.	2,700	49,779
Seino Holdings Co. Ltd.	567,500	8,266,917
Senko Group Holdings Co. Ltd.	609,900	4,269,949
Senshu Electric Co. Ltd.	40,200	1,058,543
Senshu Ikeda Holdings, Inc.	1,654,800	3,006,951
Shibaura Mechatronics Corp.(1)	30,400	5,353,529
Shibuya Corp.	3,700	66,080
Shikoku Bank Ltd.	15,200	96,783
Shinsho Corp.(1)	22,600	880,607
Shinwa Co. Ltd.	3,300	50,803
Ship Healthcare Holdings, Inc.	5,800	98,407
Siix Corp.	9,400	101,557

Avantis International Small Cap Value ETF
	Shares	Value
Sinfonia Technology Co. Ltd.	90,700	$980,885
Sintokogio Ltd.	28,300	211,084
SK-Electronics Co. Ltd.	200	3,893
SKY Perfect JSAT Holdings, Inc.	168,100	764,188
Soken Chemical & Engineering Co. Ltd.	1,300	16,140
Star Micronics Co. Ltd.	71,400	921,321
Startia Holdings, Inc.	11,800	149,030
Starts Corp., Inc.	204,100	4,282,975
St-Care Holding Corp.	12,200	68,892
Stella Chemifa Corp.	25,700	546,628
Studio Alice Co. Ltd.(1)	12,500	182,469
Sumida Corp.	206,100	2,341,060
Sumitomo Densetsu Co. Ltd.	20,400	405,765
Sumitomo Heavy Industries Ltd.	316,900	7,931,764
Sumitomo Mitsui Construction Co. Ltd.	891,500	2,478,585
Sumitomo Riko Co. Ltd.	149,100	1,108,794
Sumitomo Rubber Industries Ltd.	167,600	1,766,289
Sumitomo Seika Chemicals Co. Ltd.	42,600	1,322,213
Sumitomo Warehouse Co. Ltd.	260,600	4,467,063
Sun Corp.	4,500	61,324
Sun Frontier Fudousan Co. Ltd.	184,300	1,825,367
Suncall Corp.(1)	15,200	52,347
Sun-Wa Technos Corp.	6,500	97,417
Suruga Bank Ltd.	940,500	3,915,450
Suzuken Co. Ltd.	266,800	7,908,500
SWCC Corp.	4,800	64,655
T RAD Co. Ltd.	4,600	66,635
Tachibana Eletech Co. Ltd.	62,300	1,135,423
Tachi-S Co. Ltd.	161,500	1,939,422
Taihei Dengyo Kaisha Ltd.	21,300	571,532
Taiheiyo Cement Corp.	278,900	5,347,463
Taiho Kogyo Co. Ltd.	22,800	139,276
Taikisha Ltd.	96,400	3,029,174
Taiyo Holdings Co. Ltd.	42,600	767,966
Takamiya Co. Ltd.	1,600	5,642
Takaoka Toko Co. Ltd.	12,900	196,164
Takara Holdings, Inc.	140,600	1,212,268
Takara Standard Co. Ltd.(1)	170,100	2,266,810
Takasago International Corp.	16,600	327,454
Takasago Thermal Engineering Co. Ltd.	218,700	4,398,861
Takashimaya Co. Ltd.(1)	748,700	11,240,448
Take & Give Needs Co. Ltd.	14,700	110,745
Tamron Co. Ltd.	50,500	1,559,195
Teijin Ltd.	1,206,100	12,246,780
Tekken Corp.	2,000	27,692
Tenma Corp.	6,700	118,062
Tera Probe, Inc.	5,700	172,374
Toa Corp.	36,100	893,494
TOA ROAD Corp.	16,300	559,232
Toagosei Co. Ltd.	600	5,716
Tobishima Corp.	24,000	216,414

Avantis International Small Cap Value ETF
	Shares	Value
Tocalo Co. Ltd.	11,800	$115,807
Toda Corp.	227,700	1,280,784
Toho Co. Ltd.	5,800	130,685
Toho Holdings Co. Ltd.	258,600	5,174,895
TOKAI Holdings Corp.	567,700	3,684,514
Tokai Rika Co. Ltd.	94,300	1,474,314
Tokuyama Corp.	24,000	382,821
Tokyo Kiraboshi Financial Group, Inc.	198,600	5,238,410
Tokyo Rope Manufacturing Co. Ltd.	10,400	83,382
Tokyo Seimitsu Co. Ltd.	50,400	2,775,735
Tokyo Steel Manufacturing Co. Ltd.	453,500	5,092,842
Tokyo Tatemono Co. Ltd.	388,600	5,101,717
Tokyo Tekko Co. Ltd.	35,400	813,358
Tokyotokeiba Co. Ltd.(1)	64,700	1,747,311
Tokyu Construction Co. Ltd.	718,200	3,786,409
Tomoku Co. Ltd.	7,400	116,874
TOMONY Holdings, Inc.	710,000	2,010,535
Topre Corp.	255,400	3,038,566
Topy Industries Ltd.	4,000	62,446
Totech Corp.	14,500	521,291
Towa Bank Ltd.	11,900	46,525
Towa Corp.	21,100	531,147
Toyo Construction Co. Ltd.	79,800	607,543
Toyo Engineering Corp.(2)	38,200	168,504
Toyo Kanetsu KK	3,200	73,901
Toyo Seikan Group Holdings Ltd.	487,700	8,826,615
Toyo Tire Corp.	634,600	9,554,083
Toyobo Co. Ltd.	571,300	4,146,204
Toyoda Gosei Co. Ltd.	362,100	7,810,805
Toyota Boshoku Corp.	249,600	4,717,039
TPR Co. Ltd.	82,500	1,035,321
Traders Holdings Co. Ltd.	6,500	34,470
Transcosmos, Inc.	138,800	3,038,172
TRE Holdings Corp.	15,540	125,278
Trusco Nakayama Corp.	98,300	1,732,501
Tsubakimoto Chain Co.	158,100	4,173,305
Tsuburaya Fields Holdings, Inc.(1)	172,800	3,093,261
Tsukishima Holdings Co. Ltd.	11,100	104,810
Tsukuba Bank Ltd.	104,600	173,613
Tsuzuki Denki Co. Ltd.	200	3,227
TV Asahi Holdings Corp.	79,300	901,862
Tv Tokyo Holdings Corp.	30,300	640,239
UACJ Corp.	48,200	1,035,592
UBE Corp.	72,300	1,219,549
Uchida Yoko Co. Ltd.	9,100	405,865
Ulvac, Inc.	115,900	4,491,269
Unipres Corp.	250,400	2,111,855
United Arrows Ltd.	133,300	1,976,067
Univance Corp.	29,200	78,915
Valor Holdings Co. Ltd.	319,100	4,759,062
Valqua Ltd.(1)	50,900	1,515,523

Avantis International Small Cap Value ETF
	Shares	Value
VINX Corp.	1,500	$13,823
VT Holdings Co. Ltd.	187,900	660,015
Xebio Holdings Co. Ltd.	76,100	532,770
Yachiyo Industry Co. Ltd.	7,500	71,137
Yahagi Construction Co. Ltd.	51,900	446,399
YAMABIKO Corp.	1,900	19,203
Yamae Group Holdings Co. Ltd.	27,000	746,937
Yamagata Bank Ltd.	4,900	37,056
Yamaguchi Financial Group, Inc.	53,400	423,672
Yamaichi Electronics Co. Ltd.	230,600	2,908,930
Yamazen Corp.	156,800	1,228,939
Yellow Hat Ltd.	160,400	2,078,149
Yodogawa Steel Works Ltd.	24,000	561,360
Yokogawa Bridge Holdings Corp.	229,500	4,348,387
Yokorei Co. Ltd.	37,000	335,437
Yokowo Co. Ltd.	2,200	25,428
Yondenko Corp.	1,900	31,281
Yorozu Corp.	4,500	27,958
Yuasa Trading Co. Ltd.	134,800	3,956,382
Yurtec Corp.	29,100	184,216
Zeon Corp.	1,200	13,213
		1,013,016,676
Netherlands — 1.5%
AerCap Holdings NV(2)	12,060	741,931
AMG Critical Materials NV	90,103	3,055,462
ASR Nederland NV	340,344	14,881,399
Basic-Fit NV(1)(2)	117,022	3,566,075
Constellium SE(2)	226,970	4,085,460
Flow Traders Ltd.	279	5,651
ForFarmers NV(1)	47,215	125,303
Fugro NV(2)	199,964	3,369,568
Heijmans NV, CVA	233,200	2,804,345
Koninklijke BAM Groep NV	181,124	385,807
Koninklijke Vopak NV	243,668	8,785,151
OCI NV(2)	230,794	5,837,073
PostNL NV	7,755	18,063
SIF Holding NV(1)(2)	327	3,981
Sligro Food Group NV	7,486	144,008
TKH Group NV, CVA(1)	61,992	2,853,810
Van Lanschot Kempen NV	17,506	518,390
		51,181,477
New Zealand — 0.5%
Air New Zealand Ltd.(2)	22,726,574	10,910,587
KMD Brands Ltd.	598,623	296,296
Oceania Healthcare Ltd.	3,435,360	1,556,637
SKYCITY Entertainment Group Ltd.	3,885,338	5,490,209
Warehouse Group Ltd.	9,206	9,772
		18,263,501
Norway — 2.2%
2020 Bulkers Ltd.(1)(2)	126,943	1,083,961
ABG Sundal Collier Holding ASA	368,782	181,239

Avantis International Small Cap Value ETF
	Shares	Value
Avance Gas Holding Ltd.	34,444	$344,461
Belships ASA	588,809	889,037
Bluenord ASA(1)(2)	39,157	1,775,538
Bonheur ASA	4,519	98,181
BW Energy Ltd.(2)	455,264	1,099,245
BW LPG Ltd.	749,170	9,076,465
BW Offshore Ltd.	1,255,024	2,927,492
DNO ASA	4,935,722	4,599,963
Golden Ocean Group Ltd.	316,268	2,325,850
Gram Car Carriers ASA(2)	7,189	109,821
Hafnia Ltd.	602,364	3,519,922
Hoegh Autoliners ASA	469,475	3,271,840
Kid ASA	52,924	419,527
Klaveness Combination Carriers ASA	3,962	24,140
Morrow Bank ASA(2)	50,471	19,843
MPC Container Ships ASA	3,236,269	5,580,710
Norske Skog ASA(1)(2)	345,689	1,422,698
Norwegian Air Shuttle ASA(2)	4,954,593	4,183,439
Odfjell Drilling Ltd.(2)	967,997	3,288,526
Odfjell Technology Ltd.	45	213
OKEA ASA	180,055	663,730
Panoro Energy ASA	157,585	435,521
Petronor E&P ASA(2)	861	668
PGS ASA(2)	10,935,036	7,552,506
Protector Forsikring ASA	13,325	212,443
Rana Gruber ASA	29,615	160,976
Scatec ASA	106,318	708,925
Siem Offshore, Inc.(2)	106,835	228,799
SpareBank 1 Nord Norge	718,789	6,444,601
SpareBank 1 SMN	380,298	5,025,162
Sparebanken Vest	58,146	591,406
Stolt-Nielsen Ltd.	178,614	4,441,444
Wallenius Wilhelmsen ASA	435,653	3,524,019
		76,232,311
Portugal — 0.3%
Altri SGPS SA(1)	43,000	211,672
Corticeira Amorim SGPS SA	466	5,113
CTT-Correios de Portugal SA	1,179,648	4,324,685
Greenvolt-Energias Renovaveis SA(1)(2)	2,325	15,751
Mota-Engil SGPS SA	1,629,139	5,064,605
Semapa-Sociedade de Investimento e Gestao	9,782	142,144
Sonae SGPS SA	463,996	488,788
		10,252,758
Singapore — 1.4%
Banyan Tree Holdings Ltd.(2)	67,500	19,968
Best World International Ltd.(1)(2)	472,900	590,953
Boustead Singapore Ltd.	16,500	10,498
BRC Asia Ltd.	7,900	9,821
Bumitama Agri Ltd.	1,717,200	698,381
China Sunsine Chemical Holdings Ltd.	1,435,600	424,877
ComfortDelGro Corp. Ltd.	2,635,200	2,474,210

Avantis International Small Cap Value ETF
	Shares	Value
Dyna-Mac Holdings Ltd.	167,200	$47,666
First Resources Ltd.	5,979,300	6,849,032
Food Empire Holdings Ltd.	406,000	309,213
Geo Energy Resources Ltd.(1)	9,814,200	1,596,662
Golden Agri-Resources Ltd.	44,993,800	8,315,521
Hong Fok Corp. Ltd.(1)	136,900	98,215
Hong Leong Asia Ltd.	177,600	81,419
Hour Glass Ltd.	295,500	428,145
Hutchison Port Holdings Trust, U Shares	41,521,900	6,889,480
Indofood Agri Resources Ltd.(1)	191,900	42,586
InnoTek Ltd.	89,000	28,283
ISDN Holdings Ltd.	1,940,805	574,352
Japfa Ltd.(1)	1,262,400	219,422
Jiutian Chemical Group Ltd.	8,200,500	224,434
QAF Ltd.	44,600	26,726
Rex International Holding Ltd.	5,272,000	558,256
RH PetroGas Ltd.(1)(2)	931,400	133,838
Riverstone Holdings Ltd.	5,024,400	2,341,089
Samudera Shipping Line Ltd.(1)	3,868,500	2,116,284
Singapore Post Ltd.	1,398,900	512,426
Tuan Sing Holdings Ltd.	1,691,598	363,049
UG Healthcare Corp. Ltd.	356,100	31,183
Yangzijiang Financial Holding Ltd.(1)	23,102,200	6,233,295
Yangzijiang Shipbuilding Holdings Ltd.	3,400,900	4,250,298
Yanlord Land Group Ltd.(2)	2,818,800	1,407,064
		47,906,646
Spain — 1.8%
Acerinox SA	1,188,724	11,937,614
Amper SA(1)(2)	240,681	29,803
Atresmedia Corp. de Medios de Comunicacion SA(1)	453,934	1,803,220
Banco de Sabadell SA	10,243,121	11,846,791
Bankinter SA	1,411,065	9,044,592
Construcciones y Auxiliar de Ferrocarriles SA	19,515	700,325
Deoleo SA(1)(2)	347,596	95,683
Ence Energia y Celulosa SA(1)	551,518	1,755,910
Ercros SA	144,817	472,581
Fomento de Construcciones y Contratas SA(1)	16	206
Gestamp Automocion SA	1,211,063	5,413,553
Grupo Catalana Occidente SA	74,954	2,485,708
Laboratorios Farmaceuticos Rovi SA	71,715	4,076,145
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	1,719,586	1,743,647
Melia Hotels International SA(2)	705,087	4,614,267
Miquel y Costas & Miquel SA	215	2,398
Neinor Homes SA(2)	80,733	808,310
Prosegur Cia de Seguridad SA	196,979	343,759
Sacyr SA(1)	1,298,951	4,136,546
Tecnicas Reunidas SA(2)	81,995	755,213
Unicaja Banco SA	669,242	739,363
		62,805,634
Sweden — 4.5%
Alleima AB	63,510	290,971

Avantis International Small Cap Value ETF
	Shares	Value
Arise AB	47,275	$174,692
Atrium Ljungberg AB, B Shares	57,075	1,037,963
Avanza Bank Holding AB(1)	97,198	1,876,630
Bahnhof AB, B Shares	2,452	8,163
BE Group AB(1)	12,267	99,261
Beijer Alma AB	109,884	1,723,113
Bilia AB, A Shares	606,586	5,796,772
Billerud Aktiebolag	1,000,014	8,169,709
Bonava AB, B Shares(1)	466,580	762,663
Boozt AB(1)(2)	61,248	565,449
Bufab AB	101,554	2,731,090
Bulten AB	10,320	69,947
Bure Equity AB	139,268	2,792,275
Byggmax Group AB(2)	140,402	412,138
Camurus AB(2)	70,565	1,894,683
Catena Media PLC(1)(2)	699,115	1,146,028
Cibus Nordic Real Estate AB	353,678	3,806,910
Cint Group AB(2)	629,102	547,101
Clas Ohlson AB, B Shares(1)	474,202	4,352,421
Cloetta AB, B Shares	446,110	752,081
Collector Bank AB(2)	222,047	695,347
Corem Property Group AB, B Shares(1)	3,402,827	2,487,521
Dios Fastigheter AB	646,540	4,028,792
Electrolux Professional AB, B Shares	90,611	487,341
Enad Global 7 AB(2)	115,668	243,231
G5 Entertainment AB	35,098	546,205
Granges AB	233,251	2,222,706
Hanza AB	2,963	20,828
Hoist Finance AB(2)	190,033	513,507
Hufvudstaden AB, A Shares	127,520	1,472,056
Humble Group AB(2)	38,743	30,982
Inwido AB	90,279	942,661
Kopparbergs Bryggeri AB, B Shares	12,361	143,765
Loomis AB	690,875	18,314,884
Maha Energy AB(1)(2)	90,431	72,704
MEKO AB	59,843	537,615
MIPS AB	115,369	4,261,623
Modern Times Group MTG AB, B Shares(2)	135,296	918,280
Mycronic AB	179,880	3,683,003
NCC AB, B Shares	457,999	4,709,082
Neobo Fastigheter AB(1)(2)	106,280	106,828
Net Insight AB, B Shares(2)	564,381	219,965
Nobia AB(2)	519,268	436,393
Nolato AB, B Shares	162,709	696,388
Nordic Paper Holding AB	75,223	217,291
NP3 Fastigheter AB	62,207	955,268
Nyfosa AB	1,305,368	8,196,385
OX2 AB(1)(2)	448,676	2,175,465
Pandox AB	712,034	7,907,184
Paradox Interactive AB	237,063	6,045,283
Peab AB, Class B(1)	1,473,135	5,978,065

Avantis International Small Cap Value ETF
	Shares	Value
Platzer Fastigheter Holding AB, B Shares	140,685	$937,087
RaySearch Laboratories AB(2)	51,649	395,130
Resurs Holding AB	1,473,859	3,227,290
Rottneros AB	19,509	19,144
Samhallsbyggnadsbolaget i Norden AB(1)	711,700	228,111
Samhallsbyggnadsbolaget i Norden AB, D Shares(1)	134,346	42,482
Scandi Standard AB	496,902	2,357,827
Sinch AB(2)	5,426,253	11,388,852
SkiStar AB	316,786	3,377,388
Tethys Oil AB(2)	185,002	908,567
Tobii AB(2)	21,269	32,128
Troax Group AB	24,487	392,602
Truecaller AB, B Shares(1)(2)	636,006	1,991,602
Wihlborgs Fastigheter AB	1,421,686	10,923,063
		154,497,981
Switzerland — 4.1%
ALSO Holding AG	6,673	1,620,683
Autoneum Holding AG(2)	42,571	6,345,068
Bell Food Group AG	11,203	3,379,324
Bellevue Group AG	547	15,090
Bossard Holding AG, Class A	400	91,601
Burckhardt Compression Holding AG	603	354,843
Cembra Money Bank AG	254,516	18,531,266
Coltene Holding AG	5,166	402,620
EFG International AG	879,211	9,826,998
Forbo Holding AG	1,150	1,553,188
GAM Holding AG(2)	157,947	76,702
Gurit Holding AG, Bearer Shares(1)(2)	7,459	726,293
Huber & Suhner AG	8,867	682,996
Implenia AG	1,399	49,834
Leonteq AG(1)	126,878	5,713,443
Liechtensteinische Landesbank AG	5,832	401,125
Metall Zug AG, B Shares	13	21,969
Mobimo Holding AG	15,548	4,543,676
OC Oerlikon Corp. AG	869,978	4,268,693
Orior AG	24,259	2,069,074
Rieter Holding AG(1)	1,102	116,750
Siegfried Holding AG	22,793	20,576,078
Stadler Rail AG	272,377	11,070,612
Sulzer AG	5,687	577,770
Swiss Steel Holding AG(1)(2)	2,026,686	287,499
Swissquote Group Holding SA	123,622	24,542,926
TX Group AG	734	76,868
u-blox Holding AG	59,197	5,277,174
Valiant Holding AG	122,604	13,147,758
Vontobel Holding AG	20,272	1,254,699
V-ZUG Holding AG(2)	347	26,272
Ypsomed Holding AG	652	192,632
Zehnder Group AG	52,060	3,442,769
		141,264,293

Avantis International Small Cap Value ETF
	Shares	Value
United Kingdom — 13.6%
AG Barr PLC	968	$5,976
Alpha Group International PLC	11,188	303,406
Anglo Asian Mining PLC	282,610	218,264
Aston Martin Lagonda Global Holdings PLC(2)	284,978	1,283,464
Atalaya Mining PLC	292,194	1,203,577
Bank of Georgia Group PLC	213,192	9,404,932
Bellway PLC	199,783	5,398,840
Berkeley Group Holdings PLC	83,065	4,267,559
boohoo Group PLC(2)	1,383,314	623,250
Britvic PLC	3,423	38,053
Capricorn Energy PLC	453,769	988,100
Centamin PLC	6,382,599	7,088,857
Central Asia Metals PLC	778,475	1,971,424
Clarkson PLC	11,084	380,106
Close Brothers Group PLC	754,128	7,827,265
CMC Markets PLC	639,733	857,300
Coats Group PLC	6,942,687	6,740,024
Computacenter PLC	326,632	9,017,916
Crest Nicholson Holdings PLC	1,277,032	2,915,203
DFS Furniture PLC	79,027	109,988
Direct Line Insurance Group PLC(2)	1,819,351	3,728,313
Dowlais Group PLC(2)	496,809	712,618
Drax Group PLC	1,117,609	7,803,667
Dunelm Group PLC	259,949	3,829,038
easyJet PLC(2)	1,226,684	6,552,931
Ecora Resources PLC	168,379	234,493
Endeavour Mining PLC	908	18,782
Energean PLC	435,612	6,270,854
EnQuest PLC(2)	8,976,502	1,932,676
Essentra PLC	545,448	1,018,453
Ferrexpo PLC(2)	1,435,576	1,405,868
Firstgroup PLC(1)	4,786,845	8,775,132
Forterra PLC	794,049	1,680,766
Foxtons Group PLC	160,266	75,047
Frasers Group PLC(2)	464,952	4,747,679
Frontier Developments PLC(2)	8,392	35,786
Genel Energy PLC	137,599	144,979
Georgia Capital PLC(2)	13,304	163,728
Golar LNG Ltd.	445,424	9,843,870
Grafton Group PLC	759,693	8,298,465
Greggs PLC	500,661	15,607,894
Gulf Keystone Petroleum Ltd.	1,228,882	1,456,413
Gym Group PLC(1)(2)	110,477	155,151
Halfords Group PLC	853,749	1,975,087
Hargreaves Lansdown PLC	312,986	3,011,925
Hays PLC	4,288,619	5,808,896
Helios Towers PLC(2)	248	286
Hikma Pharmaceuticals PLC	609,299	16,830,736
Hill & Smith PLC	55,425	1,255,450

Avantis International Small Cap Value ETF
	Shares	Value
Hochschild Mining PLC	1,861,405	$2,156,172
Hollywood Bowl Group PLC	9,846	29,551
Howden Joinery Group PLC	2,342,312	21,906,567
Hunting PLC	14,318	44,554
Ibstock PLC	1,816,617	3,422,574
IG Group Holdings PLC	1,398,987	11,974,140
Inchcape PLC	1,128,197	10,888,780
Indivior PLC(2)	241,801	5,563,876
IntegraFin Holdings PLC	1,631	4,973
Intermediate Capital Group PLC	720,323	12,310,019
International Distributions Services PLC(2)	3,212,641	9,866,225
International Personal Finance PLC	84,009	132,501
Investec PLC	1,878,225	11,094,055
IP Group PLC	2,770,816	2,057,777
J D Wetherspoon PLC(2)	136,216	1,248,756
J Sainsbury PLC	2,063	7,055
Jadestone Energy PLC	114,267	53,829
JET2 PLC	961,686	12,857,277
Johnson Matthey PLC	666,276	13,736,082
Johnson Service Group PLC	499,040	751,594
Jubilee Metals Group PLC(2)	949,907	85,340
Just Group PLC	776,971	741,072
Keller Group PLC	225,843	2,200,824
Liontrust Asset Management PLC	72,270	601,564
Lookers PLC	485,735	791,649
Luceco PLC	4,079	6,363
Luxfer Holdings PLC	769	9,251
M&G PLC	200,298	483,788
Man Group PLC	6,196,679	16,606,598
Marks & Spencer Group PLC(2)	11,475,422	32,913,729
Marston's PLC(2)	640,864	259,653
Mears Group PLC	157,716	558,338
Mitchells & Butlers PLC(2)	613,053	1,712,409
Mitie Group PLC	3,130,300	3,847,367
Molten Ventures PLC(2)	5,525	16,998
Morgan Sindall Group PLC	23,771	592,984
MP Evans Group PLC	5,247	48,490
N Brown Group PLC(1)(2)	319,148	86,539
Ninety One PLC	1,742,654	3,777,805
OSB Group PLC	2,032,046	8,768,278
Pagegroup PLC	1,553,067	8,236,482
Pan African Resources PLC	6,817,195	1,209,207
Paragon Banking Group PLC	1,026,102	6,839,356
PayPoint PLC	1,234	8,597
Pendragon PLC(2)	70,273	16,611
Petra Diamonds Ltd.(2)	44,524	40,524
Plus500 Ltd.	552,585	9,993,705
Prax Exploration & Production PLC(2)	1,669,848	37,442
PZ Cussons PLC	568,713	1,141,734
QinetiQ Group PLC	966,162	4,069,498

Avantis International Small Cap Value ETF
	Shares	Value
Quilter PLC	153,206	$165,769
Rathbones Group PLC	81,228	1,809,294
Reach PLC	992,160	921,469
Redde Northgate PLC	1,277,712	5,194,800
Redrow PLC	728,166	4,377,049
Restaurant Group PLC(2)	380,505	204,559
Rhi Magnesita NV	47,878	1,714,786
Savills PLC	177,663	2,047,692
Senior PLC	567,695	1,294,799
Serica Energy PLC	1,251,470	3,959,570
SIG PLC(2)	220,958	94,171
Sirius Real Estate Ltd.	1,892,314	2,085,690
Speedy Hire PLC	2,175,115	964,749
Spire Healthcare Group PLC	744,283	2,052,020
St. James's Place PLC	217,211	2,428,819
SThree PLC	395,061	1,779,662
Superdry PLC(2)	276,601	196,573
Synthomer PLC(2)	6,630	5,369
Tate & Lyle PLC	644,355	5,760,132
TBC Bank Group PLC	181,816	6,548,076
TI Fluid Systems PLC	427,829	685,560
TP ICAP Group PLC	321,218	671,531
Travis Perkins PLC	71,276	775,311
Tremor International Ltd.(1)(2)	177,713	345,808
Vanquis Banking Group PLC	1,202,723	1,577,567
Vertu Motors PLC	982,300	867,223
Vesuvius PLC	358,944	2,002,026
Virgin Money UK PLC	5,743,470	11,807,891
Vistry Group PLC	106,470	1,053,451
Wickes Group PLC	854,892	1,519,097
Yellow Cake PLC(2)	872,334	5,150,789
		469,888,341
United States†
Resolute Forest Products, Inc.(2)	212,429	273,072
TOTAL COMMON STOCKS (Cost $3,405,072,407)		3,440,083,789
WARRANTS†
Australia†
Magellan Financial Group Ltd.(1)(2)	7,122	923
Italy†
Webuild SpA(1)(2)	35,053	71,690
TOTAL WARRANTS (Cost $—)		72,613
RIGHTS†
Australia†
29Metals Ltd.(2) (Cost $—)	392,280	48,294
SHORT-TERM INVESTMENTS — 2.5%
Money Market Funds — 2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,683,159	1,683,159

Avantis International Small Cap Value ETF
	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio(3)	86,044,804	$86,044,804
TOTAL SHORT-TERM INVESTMENTS (Cost $87,727,963)		87,727,963
TOTAL INVESTMENT SECURITIES — 102.2% (Cost $3,492,800,370)		3,527,932,659
OTHER ASSETS AND LIABILITIES — (2.2)%		(75,856,067)
TOTAL NET ASSETS — 100.0%		$3,452,076,592

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	21.0%
Financials	18.6%
Materials	16.7%
Consumer Discretionary	12.7%
Energy	11.6%
Information Technology	5.2%
Consumer Staples	4.4%
Health Care	3.0%
Real Estate	2.9%
Communication Services	2.5%
Utilities	1.1%
Short-Term Investments	2.5%
Other Assets and Liabilities	(2.2)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CVA	–	Certificaten Van Aandelen
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $170,501,050. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $179,755,972, which includes securities collateral of $93,711,168.

See Notes to Financial Statements.

Statements of Assets and Liabilities

AUGUST 31, 2023
	Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF
Assets
Investment securities, at value (cost of $3,756,897,699 and $287,038,480, respectively) — including $206,597,267 and $14,483,238, respectively of securities on loan	$3,812,215,003	$289,127,949
Investment made with cash collateral received for securities on loan, at value (cost of $31,735,806 and $3,203,570, respectively)	31,735,806	3,203,570
Total investment securities, at value (cost of $3,788,633,505 and $290,242,050, respectively)	3,843,950,809	292,331,519
Foreign currency holdings, at value (cost of $2,971,850 and $214,496, respectively)	2,969,232	213,899
Receivable for investments sold	801,254	313,920
Receivable for capital shares sold	8,166,900	—
Dividends and interest receivable	13,624,916	1,008,571
Securities lending receivable	545,146	40,327
	3,870,058,257	293,908,236

Liabilities
Disbursements in excess of demand deposit cash	2,986,062	—
Payable for collateral received for securities on loan	31,735,806	3,203,570
Payable for investments purchased	7,146,112	2,596
Accrued management fees	1,050,492	88,124
Accrued foreign taxes	16,334,646	1,354,389
	59,253,118	4,648,679

Net Assets	$3,810,805,139	$289,259,557

Shares outstanding (unlimited number of shares authorized)	70,600,000	6,600,000

Net Asset Value Per Share	$53.98	$43.83

Net Assets Consist of:
Capital paid in	$3,776,199,826	$299,042,715
Distributable earnings (loss)	34,605,313	(9,783,158)
	$3,810,805,139	$289,259,557

See Notes to Financial Statements.

AUGUST 31, 2023
	Avantis International Equity ETF	Avantis International Large Cap Value ETF
Assets
Investment securities, at value (cost of $3,020,580,601 and $234,457,436, respectively) — including $136,185,106 and $14,868,686, respectively of securities on loan	$3,192,916,011	$250,752,373
Investment made with cash collateral received for securities on loan, at value (cost of $75,671,153 and $10,858,874, respectively)	75,671,153	10,858,874
Total investment securities, at value (cost of $3,096,251,754 and $245,316,310, respectively)	3,268,587,164	261,611,247
Cash	26	—
Foreign currency holdings, at value (cost of $196,107 and $9,952, respectively)	195,113	9,863
Receivable for investments sold	3,058	—
Receivable for capital shares sold	22,959,280	—
Dividends and interest receivable	12,542,632	1,137,749
Securities lending receivable	117,458	8,695
	3,304,404,731	262,767,554

Liabilities
Payable for collateral received for securities on loan	75,671,153	10,858,874
Payable for investments purchased	22,447,013	—
Accrued management fees	615,371	52,617
	98,733,537	10,911,491

Net Assets	$3,205,671,194	$251,856,063

Shares outstanding (unlimited number of shares authorized)	55,850,000	5,160,000

Net Asset Value Per Share	$57.40	$48.81

Net Assets Consist of:
Capital paid in	$3,061,591,831	$241,026,711
Distributable earnings (loss)	144,079,363	10,829,352
	$3,205,671,194	$251,856,063

See Notes to Financial Statements.

AUGUST 31, 2023
	Avantis International Small Cap Equity ETF	Avantis International Small Cap Value ETF
Assets
Investment securities, at value (cost of $4,025,236 and $3,406,755,566, respectively) — including $— and $170,501,050, respectively of securities on loan	$3,886,948	$3,441,887,855
Investment made with cash collateral received for securities on loan, at value (cost of $— and $86,044,804, respectively)	—	86,044,804
Total investment securities, at value (cost of $4,025,236 and $3,492,800,370, respectively)	3,886,948	3,527,932,659
Cash	4,336	—
Foreign currency holdings, at value (cost of $397 and $—, respectively)	396	—
Dividends and interest receivable	5,809	11,152,457
Securities lending receivable	—	195,664
	3,897,489	3,539,280,780

Liabilities
Foreign currency overdraft payable, at value (cost of $— and $79,913, respectively)	—	97,904
Payable for collateral received for securities on loan	—	86,044,804
Payable for investments purchased	8	34,061
Accrued management fees	987	1,027,419
	995	87,204,188

Net Assets	$3,896,494	$3,452,076,592

Shares outstanding (unlimited number of shares authorized)	80,000	58,470,000

Net Asset Value Per Share	$48.71	$59.04

Net Assets Consist of:
Capital paid in	$4,029,517	$3,607,678,923
Distributable earnings (loss)	(133,023)	(155,602,331)
	$3,896,494	$3,452,076,592

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED AUGUST 31, 2023
	Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,473,814 and $1,486,596, respectively)	$101,852,758	$9,936,728
Securities lending, net	2,780,190	162,572
Interest (net of foreign taxes withheld of $20 and $2, respectively)	65,622	14,654
	104,698,570	10,113,954

Expenses:
Management fees	8,749,890	795,536
Other expenses	3,665	2,275
	8,753,555	797,811

Net investment income (loss)	95,945,015	9,316,143

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $751 and $(56), respectively)	12,139,996	(9,684,875)
Foreign currency translation transactions	(2,388,359)	(207,096)
	9,751,637	(9,891,971)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(12,698,792) and $(1,354,389), respectively)	168,745,353	20,437,241
Translation of assets and liabilities in foreign currencies	2,605	5,441
	168,747,958	20,442,682

Net realized and unrealized gain (loss)	178,499,595	10,550,711

Net Increase (Decrease) in Net Assets Resulting from Operations	$274,444,610	$19,866,854

See Notes to Financial Statements.

YEAR ENDED AUGUST 31, 2023
	Avantis International Equity ETF	Avantis International Large Cap Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $9,330,298 and $845,233, respectively)	$87,912,587	$7,936,665
Securities lending, net	1,549,385	67,518
Interest	115,619	17,583
	89,577,591	8,021,766

Expenses:
Management fees	5,658,914	455,526
Other expenses	4,354	—
	5,663,268	455,526

Net investment income (loss)	83,914,323	7,566,240

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,078,288)	2,246,807
Foreign currency translation transactions	(511,313)	(62,290)
	(3,589,601)	2,184,517

Change in net unrealized appreciation (depreciation) on:
Investments	301,426,801	21,611,645
Translation of assets and liabilities in foreign currencies	180,190	8,109
	301,606,991	21,619,754

Net realized and unrealized gain (loss)	298,017,390	23,804,271

Net Increase (Decrease) in Net Assets Resulting from Operations	$381,931,713	$31,370,511

See Notes to Financial Statements.

YEAR ENDED AUGUST 31, 2023 (EXCEPT AS NOTED)
	Avantis International Small Cap Equity ETF(1)	Avantis International Small Cap Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $634 and $10,479,311, respectively)	$7,947	$106,217,917
Securities lending, net	—	2,622,441
Interest	—	142,581
	7,947	108,982,939

Expenses:
Management fees	1,202	9,208,685
Trustees' fees and expenses	2	—
Other expenses	—	6,411
	1,204	9,215,096

Net investment income (loss)	6,743	99,767,843

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11	(15,772,351)
Foreign currency translation transactions	(1,489)	(789,230)
	(1,478)	(16,561,581)

Change in net unrealized appreciation (depreciation) on:
Investments	(138,288)	260,801,529
Translation of assets and liabilities in foreign currencies	—	193,440
	(138,288)	260,994,969

Net realized and unrealized gain (loss)	(139,766)	244,433,388

Net Increase (Decrease) in Net Assets Resulting from Operations	$(133,023)	$344,201,231
(1)July 18, 2023 (fund inception) through August 31, 2023.

See Notes to Financial Statements.

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022 (EXCEPT AS NOTED)
	Avantis Emerging Markets Equity ETF		Avantis Emerging Markets Value ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022(1)
Operations
Net investment income (loss)	$95,945,015	$41,006,263	$9,316,143	$3,829,692
Net realized gain (loss)	9,751,637	(26,254,361)	(9,891,971)	(1,348,804)
Change in net unrealized appreciation (depreciation)	168,747,958	(259,099,227)	20,442,682	(19,714,577)
Net increase (decrease) in net assets resulting from operations	274,444,610	(244,347,325)	19,866,854	(17,233,689)

Distributions to Shareholders
From earnings	(75,943,475)	(30,216,930)	(7,514,172)	(1,539,540)

Capital Share Transactions
Proceeds from shares sold	2,346,741,158	731,567,092	167,743,840	148,188,439
Payments for shares redeemed	(56,910,535)	—	(20,533,252)	—
Other capital	77,520	566,509	140,517	140,560
Net increase (decrease) in net assets from capital share transactions	2,289,908,143	732,133,601	147,351,105	148,328,999

Net increase (decrease) in net assets	2,488,409,278	457,569,346	159,703,787	129,555,770

Net Assets
Beginning of period	1,322,395,861	864,826,515	129,555,770	—
End of period	$3,810,805,139	$1,322,395,861	$289,259,557	$129,555,770

Transactions in Shares of the Funds
Sold	46,100,000	12,650,000	4,000,000	3,080,000
Redeemed	(1,100,000)	—	(480,000)	—
Net increase (decrease) in shares of the funds	45,000,000	12,650,000	3,520,000	3,080,000
(1)September 28, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022 (EXCEPT AS NOTED)
	Avantis International Equity ETF		Avantis International Large Cap Value ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022(1)
Operations
Net investment income (loss)	$83,914,323	$41,483,321	$7,566,240	$1,210,473
Net realized gain (loss)	(3,589,601)	(12,406,570)	2,184,517	(1,714,028)
Change in net unrealized appreciation (depreciation)	301,606,991	(306,895,647)	21,619,754	(5,323,140)
Net increase (decrease) in net assets resulting from operations	381,931,713	(277,818,896)	31,370,511	(5,826,695)

Distributions to Shareholders
From earnings	(76,336,395)	(39,846,030)	(6,440,238)	(904,347)

Capital Share Transactions
Proceeds from shares sold	1,456,936,277	826,982,923	207,700,198	67,084,377
Payments for shares redeemed	(61,615,335)	(2,673,055)	(41,249,934)	—
Other capital	153,618	412,669	83,712	38,479
Net increase (decrease) in net assets from capital share transactions	1,395,474,560	824,722,537	166,533,976	67,122,856

Net increase (decrease) in net assets	1,701,069,878	507,057,611	191,464,249	60,391,814

Net Assets
Beginning of period	1,504,601,316	997,543,705	60,391,814	—
End of period	$3,205,671,194	$1,504,601,316	$251,856,063	$60,391,814

Transactions in Shares of the Funds
Sold	27,200,000	14,300,000	4,590,000	1,440,000
Redeemed	(1,100,000)	(50,000)	(870,000)	—
Net increase (decrease) in shares of the funds	26,100,000	14,250,000	3,720,000	1,440,000
(1)September 28, 2021 (fund inception) through August 31, 2022.

See Notes to Financial Statements.

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022 (EXCEPT AS NOTED)
	Avantis International Small Cap Equity ETF	Avantis International Small Cap Value ETF
Increase (Decrease) in Net Assets	August 31, 2023(1)	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$6,743	$99,767,843	$49,463,566
Net realized gain (loss)	(1,478)	(16,561,581)	10,700,573
Change in net unrealized appreciation (depreciation)	(138,288)	260,994,969	(346,071,255)
Net increase (decrease) in net assets resulting from operations	(133,023)	344,201,231	(285,907,116)

Distributions to Shareholders
From earnings	—	(90,491,643)	(45,642,411)

Capital Share Transactions
Proceeds from shares sold	4,025,488	1,894,412,711	1,221,524,862
Payments for shares redeemed	—	(364,649,538)	(278,542,155)
Other capital	4,029	95,384	372,440
Net increase (decrease) in net assets from capital share transactions	4,029,517	1,529,858,557	943,355,147

Net increase (decrease) in net assets	3,896,494	1,783,568,145	611,805,620

Net Assets
Beginning of period	—	1,668,508,447	1,056,702,827
End of period	$3,896,494	$3,452,076,592	$1,668,508,447

Transactions in Shares of the Funds
Sold	80,000	33,360,000	20,010,000
Redeemed	—	(6,300,000)	(4,590,000)
Net increase (decrease) in shares of the funds	80,000	27,060,000	15,420,000
(1) July 18, 2023 (fund inception) through August 31, 2023.

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Emerging Markets Equity ETF, Avantis Emerging Markets Value ETF, Avantis International Equity ETF, Avantis International Large Cap Value ETF, Avantis International Small Cap Equity ETF and Avantis International Small Cap Value ETF (collectively, the funds) are six funds in a series issued by the trust. Each of the funds’ investment objective is to seek long-term capital appreciation. Shares of the funds are listed for trading on the NYSE Arca, Inc. Avantis Emerging Markets Value ETF and Avantis International Large Cap Value ETF incepted on September 28, 2021. Avantis International Small Cap Equity ETF incepted on July 18, 2023.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the funds to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds  record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Emerging Markets Equity ETF
Common Stocks	$31,735,806	—	—	—	$31,735,806
Gross amount of recognized liabilities for securities lending transactions					$31,735,806

Avantis Emerging Markets Value ETF
Common Stocks	$3,203,570	—	—	—	$3,203,570
Gross amount of recognized liabilities for securities lending transactions					$3,203,570

Avantis International Equity ETF
Common Stocks	$75,666,719	—	—	—	$75,666,719
Rights	2	—	—	—	2
Warrants	4,432	—	—	—	4,432
Total Borrowings	$75,671,153	—	—	—	$75,671,153
Gross amount of recognized liabilities for securities lending transactions					$75,671,153

Avantis International Large Cap Value ETF
Common Stocks	$10,858,874	—	—	—	$10,858,874
Gross amount of recognized liabilities for securities lending transactions					$10,858,874

Avantis International Small Cap Value ETF
Common Stocks	$86,005,266	—	—	—	$86,005,266
Warrants	39,538	—	—	—	39,538
Total Borrowings	$86,044,804	—	—	—	$86,044,804
Gross amount of recognized liabilities for securities lending transactions					$86,044,804
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century ETF Trust own, in aggregate, 6% and 55% of the shares of Avantis International Large Cap Value ETF and Avantis International Small Cap Equity ETF, respectively. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses, extraordinary expenses and, in the case of certain funds, fees and expenses of the independent trustees (including legal counsel fees). The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Avantis Emerging Markets Equity ETF	0.33%
Avantis Emerging Markets Value ETF	0.36%
Avantis International Equity ETF	0.23%
Avantis International Large Cap Value ETF	0.25%
Avantis International Small Cap Equity ETF	0.30%
Avantis International Small Cap Value ETF	0.36%

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the funds. The trustees receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2023 were as follows:

	Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF	Avantis International Equity ETF	Avantis International Large Cap Value ETF	Avantis International Small Cap Equity ETF(1)	Avantis International Small Cap Value ETF
Purchases	$1,616,696,472	$199,330,254	$350,577,479	$155,288,505	$2,055,219	$854,930,719
Sales	$21,347,728	$49,767,427	$69,335,977	$37,032,568	$3,591	$362,339,261
(1)July 18, 2023 (fund inception) through August 31, 2023.

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2023 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Avantis Emerging Markets Equity ETF	$762,987,700	$54,628,024	$18,095,755
Avantis Emerging Markets Value ETF	$19,021,471	$20,155,523	$3,399,221
Avantis International Equity ETF	$1,184,654,982	$62,055,930	$19,246,071
Avantis International Large Cap Value ETF	$89,847,597	$41,009,489	$7,160,003
Avantis International Small Cap Equity ETF(1)	$1,973,598	—	—
Avantis International Small Cap Value ETF	$1,420,933,049	$360,596,500	$95,105,989
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.
(1)July 18, 2023 (fund inception) through August 31, 2023.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds' portfolio holdings.

Avantis Emerging Markets Equity ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$135,287,912	$92,300,376	—
Chile	6,172,166	17,916,254	—
China	267,622,726	723,498,280	—
Colombia	5,439,098	1,306,944	—
India	49,900,335	639,032,448	—
Indonesia	6,639,107	80,079,030	—
Mexico	40,309,012	75,486,472	—
Peru	12,315,416	—	—
Philippines	1,257,542	27,459,979	—
South Africa	24,198,805	109,477,318	—
South Korea	55,662,713	483,949,381	—
Taiwan	165,261,062	514,387,504	—
Turkey	2,267,255	37,732,666	—
United States	153,589	—	—
Other Countries	—	236,946,505	—
Rights	—	144,670	—
Warrants	—	8,994	—
Corporate Bonds	—	1,444	—
Short-Term Investments	31,735,806	—	—
	$804,222,544	$3,039,728,265	—

Avantis Emerging Markets Value ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$9,376,884	$7,406,520	—
Chile	751	1,904,483	—
China	16,083,103	59,548,687	—
Colombia	90,414	—	—
India	193,217	53,356,215	—
Indonesia	1,425,377	5,227,942	—
Mexico	2,052,117	6,779,654	—
Philippines	816	2,189,123	—
South Africa	2,581,334	6,572,887	—
South Korea	8,721,566	33,204,847	—
Taiwan	1,322,894	51,145,372	—
Turkey	122,342	2,840,404	—
Other Countries	—	16,701,786	—
Rights	—	9,977	—
Warrants	—	669	—
Short-Term Investments	3,472,138	—	—
	$45,442,953	$246,888,566	—

Avantis International Equity ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$20,179,479	$195,833,716	—
Belgium	5,343,645	23,920,638	—
Canada	264,158	331,828,129	—
Denmark	45,530,794	43,451,170	—
Finland	2,547,220	24,514,514	—
France	60,588,915	259,204,812	—
Germany	15,640,639	215,187,341	—
Hong Kong	652,212	66,550,343	—
Ireland	125,031	22,426,638	—
Israel	5,718,272	21,200,667	—
Italy	5,565,223	72,746,700	—
Japan	68,957,198	611,033,438	—
Netherlands	48,254,086	67,788,208	—
Norway	4,629,353	21,791,111	—
Singapore	1,312,137	41,316,521	—
Spain	19,435,356	49,031,410	—
Sweden	2,853,313	94,747,067	—
Switzerland	48,249,311	219,868,553	—
United Kingdom	179,175,392	247,202,151	—
United States	26,676	2,475,304	—
Other Countries	—	23,313,084	—
Rights	—	15,278	—
Warrants	—	7,689	—
Short-Term Investments	78,084,272	—	—
	$613,132,682	$2,655,454,482	—

Avantis International Large Cap Value ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$4,501,365	$12,440,707	—
Denmark	1,636,797	71,120	—
Finland	738	2,960,709	—
France	6,298,118	15,274,603	—
Germany	868,543	21,306,561	—
Israel	63,464	1,516,994	—
Italy	1,533,325	6,386,582	—
Japan	6,326,149	42,411,825	—
Netherlands	2,963,966	2,457,063	—
Norway	1,203,877	1,761,012	—
Spain	4,711,740	4,212,380	—
Sweden	520,211	6,667,653	—
Switzerland	4,389,524	11,442,746	—
United Kingdom	25,406,626	20,366,670	—
Other Countries	—	40,886,905	—
Short-Term Investments	11,023,274	—	—
	$71,447,717	$190,163,530	—

Avantis International Small Cap Equity ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$32,307	$3,854,619	—
Rights	—	22	—
	$32,307	$3,854,641	—

Avantis International Small Cap Value ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$24,020,656	$3,416,063,133	—
Warrants	—	72,613	—
Rights	—	48,294	—
Short-Term Investments	87,727,963	—	—
	$111,748,619	$3,416,184,040	—

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

Avantis International Small Cap Equity ETF and Avantis International Small Cap Value ETF invest in common stocks of small companies. Because of this, the funds may be subject to greater risk and market fluctuations than funds investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 (except as noted) were as follows:

	2023		2022
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis Emerging Markets Equity ETF	$75,943,475	—	$30,216,930	—
Avantis Emerging Markets Value ETF(1)	$7,514,172	—	$1,539,540	—
Avantis International Equity ETF	$76,336,395	—	$39,846,030	—
Avantis International Large Cap Value ETF(1)	$6,440,238	—	$904,347	—
Avantis International Small Cap Equity ETF (2)	—	—	N/A	N/A
Avantis International Small Cap Value ETF	$90,491,643	—	$45,642,411	—
(1)September 28, 2021 (fund inception) through August 31, 2022.
(2)July 18, 2023 (fund inception) through August 31, 2023.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF	Avantis International Equity ETF	Avantis International Large Cap Value ETF	Avantis International Small Cap Equity ETF	Avantis International Small Cap Value ETF
Capital paid in	$18,029,825	$3,363,806	$19,017,849	$7,369,879	—	$93,376,335
Distributable earnings (loss)	$(18,029,825)	$(3,363,806)	$(19,017,849)	$(7,369,879)	—	$(93,376,335)

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF	Avantis International Equity ETF
Federal tax cost of investments	$3,817,158,228	$293,136,464	$3,111,681,004
Gross tax appreciation of investments	$385,641,617	$30,872,704	$336,620,818
Gross tax depreciation of investments	(358,849,036)	(31,677,649)	(179,714,658)
Net tax appreciation (depreciation) of investments	26,792,581	(804,945)	156,906,160
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(16,407,136)	(1,361,364)	33,034
Net tax appreciation (depreciation)	$10,385,445	$(2,166,309)	$156,939,194
Undistributed ordinary income	$59,964,126	$6,622,814	$27,038,483
Accumulated short-term capital losses	$(17,220,343)	$(10,173,318)	$(22,364,949)
Accumulated long-term capital losses	$(18,523,915)	$(4,066,345)	$(17,533,365)

	Avantis International Large Cap Value ETF	Avantis International Small Cap Equity ETF	Avantis International Small Cap Value ETF
Federal tax cost of investments	$246,961,210	$4,029,187	$3,518,102,605
Gross tax appreciation of investments	$22,166,243	$81,336	$288,528,971
Gross tax depreciation of investments	(7,516,206)	(223,575)	(278,698,917)
Net tax appreciation (depreciation) of investments	14,650,037	(142,239)	9,830,054
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,677	—	9,082
Net tax appreciation (depreciation)	$14,651,714	$(142,239)	$9,839,136
Undistributed ordinary income	$2,715,176	$9,216	$37,606,089
Accumulated short-term capital losses	$(5,479,348)	—	$(109,909,358)
Accumulated long-term capital losses	$(1,058,190)	—	$(93,138,198)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Emerging Markets Equity ETF
2023	$51.66	1.90	1.88	3.78	(1.46)	0.00(4)	$53.98	7.45%	0.33%	3.62%	1%	$3,810,805
2022	$66.78	2.21	(15.63)	(13.42)	(1.73)	0.03	$51.66	(20.36)%	0.33%	3.80%	3%	$1,322,396
2021	$52.22	1.51	14.10	15.61	(1.09)	0.04	$66.78	30.08%	0.33%	2.34%	5%	$864,827
2020(5)	$50.00	1.35	1.40	2.75	(0.54)	0.01	$52.22	5.57%	0.33%(6)	2.95%(6)	8%	$245,446

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)September 17, 2019 (fund inception) through August 31, 2020.
(6)Annualized.
* The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Emerging Markets Value ETF
2023	$42.06	1.79	1.47	3.26	(1.52)	0.03	$43.83	8.03%	0.36%	4.22%	23%	$289,260
2022(4)	$50.00	2.23	(9.45)	(7.22)	(0.80)	0.08	$42.06	(14.38)%	0.36%(5)	5.26%(5)	8%	$129,556

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 28, 2021 (fund inception) through August 31, 2022.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis International Equity ETF
2023	$50.57	1.89	6.52	8.41	(1.58)	0.00(4)	$57.40	16.73%	0.23%	3.41%	3%	$3,205,671
2022	$64.36	1.92	(13.92)	(12.00)	(1.81)	0.02	$50.57	(18.85)%	0.23%	3.30%	7%	$1,504,601
2021	$50.20	1.50	13.86	15.36	(1.24)	0.04	$64.36	30.86%	0.23%	2.51%	7%	$997,544
2020(5)	$50.00	1.12	(0.38)	0.74	(0.55)	0.01	$50.20	1.52%	0.23%(6)	2.57%(6)	8%	$341,344

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)September 24, 2019 (fund inception) through August 31, 2020.
(6)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis International Large Cap Value ETF
2023	$41.94	1.96	6.36	8.32	(1.47)	0.02	$48.81	20.03%	0.25%	4.15%	21%	$251,856
2022(4)	$50.00	1.98	(8.93)	(6.95)	(1.17)	0.06	$41.94	(13.93)%	0.25%(5)	4.61%(5)	47%	$60,392

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 28, 2021 (fund inception) through August 31, 2022.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis International Small Cap Equity ETF
2023(4)	$50.27	0.10	(1.72)	(1.62)	0.06	$48.71	(3.11)%	0.30%(5)	1.65%(5)	0%	$3,896

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)July 18, 2023 (fund inception) through August 31, 2023.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis International Small Cap Value ETF
2023	$53.12	2.22	5.62	7.84	(1.92)	0.00(4)	$59.04	14.97%	0.36%	3.90%	14%	$3,452,077
2022	$66.09	2.12	(13.19)	(11.07)	(1.92)	0.02	$53.12	(16.92)%	0.36%	3.52%	21%	$1,668,508
2021	$48.21	1.45	17.69	19.14	(1.28)	0.02	$66.09	39.98%	0.36%	2.37%	21%	$1,056,703
2020(5)	$50.00	0.93	(2.25)	(1.32)	(0.50)	0.03	$48.21	(2.58)%	0.36%(6)	2.20%(6)	32%	$274,825

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)September 24, 2019 (fund inception) through August 31, 2020.
(6)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Emerging Markets Equity ETF, Avantis® Emerging Markets Value ETF, Avantis® International Equity ETF, Avantis® International Large Cap Value ETF, Avantis® International Small Cap Equity ETF, and Avantis® International Small Cap Value ETF (the “Funds”), six of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® Emerging Markets Equity ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and the period from September 17, 2019 (fund inception) through August 31, 2020
Avantis® Emerging Markets Value ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and the period from September 28, 2021 (fund inception) through August 31, 2022
Avantis® International Equity ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and the period from September 24, 2019 (fund inception) through August 31, 2020
Avantis® International Large Cap Value ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and the period from September 28, 2021 (fund inception) through August 31, 2022
Avantis® International Small Cap Equity ETF	For the period from July 18, 2023 (fund inception) through August 31, 2023
Avantis® International Small Cap Value ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and the period from September 24, 2019 (fund inception) through August 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

Approval of Management Agreements

Avantis Emerging Markets Equity ETF
Avantis Emerging Markets Value ETF
Avantis International Equity ETF
Avantis International Large Cap Value ETF
Avantis International Small Cap Value ETF

At a meeting held on June 21, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Funds;
•the wide range of programs and services the Advisor and other service providers provide to the Funds and their shareholders on a routine and non-routine basis;
•the Funds’ investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Funds compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Funds;
•any collateral benefits derived by the Advisor from the management of the Funds;
•fees and expenses associated with any investment by the Funds in other funds;
•payments to intermediaries by the Funds and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for Avantis Emerging Markets Equity ETF, Avantis International Equity ETF, and Avantis International Small Cap Value ETF was above each Fund’s respective benchmark for the one- and three -year periods reviewed by the Board. The performance for Avantis Emerging Markets Value ETF and Avantis International Large Cap Value ETF was below each Fund's respective benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis Emerging Markets Value ETF, Avantis International Equity ETF, and Avantis International Small Cap Value ETF was below the median of the total expense ratios of each Fund’s peer expense universe and was within the range of its peer expense group. The unified fee charged to shareholders of Avantis Emerging Markets Equity ETF was below the median of the total expense ratios of the Fund’s peer expense universe and was the lowest of its peer expense group. The unified fee charged to shareholders of Avantis International Large Cap Value ETF was the lowest of the total expense ratios of its peer expense universe and its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

Avantis International Small Cap Equity ETF

At a meeting held on March 15, 2023, the Fund's Board of Trustees (the "Board") unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Avantis International Small Cap Equity ETF (the "New Fund"). Under the Investment Company Act of 1940, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent Trustees.
In advance of the Board’s consideration, the Advisor provided information concerning the New Fund. The materials reviewed and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the New Fund's characteristics and key attributes, the rationale for launching the New Fund, the experience of the staff designated to manage the New Fund, the proposed pricing, and the markets in which the New Fund would be sold. The information considered and the discussions held included, but were not limited to:

•the nature, extent, and quality of investment management and other services to be provided to the New Fund;
•the wide range of other programs and services the Advisor would provide to the New Fund and its shareholders on a routine and non-routine basis;
•the New Fund’s proposed investment objective and strategy, including a discussion of its anticipated investment performance and proposed benchmark;
•the cost of owning the New Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience; and
•any collateral benefits derived by the Advisor from the management of the New Fund.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent data provider and comparing the New Fund’s fee to the total expense ratio of expected peer funds. The annual management fees charged to shareholders of the New Fund were anticipated to be below the median of the total expense ratios of it's respective peer universe.
When considering the approval of the management agreement for the New Fund, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the New Fund and the risk that the New Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the New Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. A majority of the Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the New Fund.
The independent Trustees considered all of the information provided by the Advisor and the independent Trustees’ independent counsel in connection with the approval, and evaluated such information for the New Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the terms of the management agreement were fair and reasonable and that the management fee to be charged to the New Fund is reasonable in light of the services to be provided and should be approved.

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2023.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2023 as qualified for the corporate dividends received deduction.

Avantis Emerging Markets Equity ETF	Avantis Emerging Markets Value ETF	Avantis International Equity ETF	Avantis International Large Cap Value ETF	Avantis International Small Cap Equity ETF	Avantis International Small Cap Value ETF
$211,769	$8,324	$27,476	—	—	$545,537

For the fiscal year ended August 31, 2023, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
Avantis Emerging Markets Equity ETF	$12,362,192	$0.1751	$106,491,965	$1.5084
Avantis Emerging Markets Value ETF	$1,339,298	$0.2029	$10,588,786	$1.6044
Avantis International Equity ETF	$6,727,245	$0.1205	$77,157,319	$1.3815
Avantis International Large Cap Value ETF	$687,642	$0.1333	$7,610,121	$1.4748
Avantis International Small Cap Equity ETF	$634	$0.0079	$8,572	$0.1072
Avantis International Small Cap Value ETF	$8,000,648	$0.1368	$97,383,221	$1.6655

Avantis Emerging Markets Equity ETF and Avantis International Large Cap Value ETF utilized earnings and profits of $88,326 and $217,757, respectively, distributed to shareholders on redemptions of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Notes

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American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97506 2310

Annual Report

August 31, 2023

Avantis® Core Fixed Income ETF (AVIG)
Avantis® Core Municipal Fixed Income ETF (AVMU)
Avantis® Short-Term Fixed Income ETF (AVSF)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Core Fixed Income ETF (AVIG)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	-0.67%	-4.84%	10/13/2020
Market Price	-0.50%	-4.83%	10/13/2020
Bloomberg U.S. Aggregate Bond Index	-1.19%	-4.58%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made October 13, 2020

Value on August 31, 2023
Net Asset Value — $8,669

Bloomberg U.S. Aggregate Bond Index — $8,735

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Core Fixed Income ETF seeks to maximize total returns by investing primarily in investment-grade debt obligations across sectors, maturities and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option-adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Core Fixed Income ETF returned -0.50% on a market price basis. On a net asset value (NAV) basis, the fund returned -0.67%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the Bloomberg U.S. Aggregate Bond Index, which returned -1.19% for the reporting period. The index is an unmanaged index generally representative of the performance of the broad U.S. taxable investment-grade bond market.

An overweight versus the index to the corporate sector aided relative performance as credit spreads tightened for the period. In addition, the fund’s yield curve positioning enhanced relative results.

4

Fund Characteristics

AUGUST 31, 2023

Avantis Core Fixed Income ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	61.7%
U.S. Treasury Securities	24.0%
U.S. Government Agency Mortgage-Backed Securities	19.9%
U.S. Government Agency Securities	2.5%
Sovereign Governments and Agencies	0.4%
Short-Term Investments	11.3%
Forward Sales Commitments	(0.5)%
Other Assets and Liabilities	(19.3)%
5

Performance

Avantis Core Municipal Fixed Income ETF (AVMU)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	2.22%	-2.03%	12/8/2020
Market Price	2.27%	-2.01%	12/8/2020
S&P National AMT-Free Municipal Bond Index	2.17%	-1.72%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made December 8, 2020

Value on August 31, 2023
Net Asset Value — $9,455

S&P National AMT-Free Municipal Bond Index — $9,538

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Core Municipal Fixed Income ETF seeks to generate current income exempt from federal income tax by investing primarily in municipal securities.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option-adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Core Municipal Fixed Income ETF returned 2.27% on a market price basis. On a net asset value (NAV) basis, the fund returned 2.22%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the S&P National AMT-Free Municipal Bond Index, which returned 2.17% for the reporting period. The index is a broad, comprehensive, market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market.

The fund’s yield curve positioning and duration underweight relative to the benchmark drove outperformance during the period.

7

Fund Characteristics

AUGUST 31, 2023

Avantis Core Municipal Fixed Income ETF
Types of Investments in Portfolio	% of net assets
Municipal Securities	98.8%
Short-Term Investments	0.7%
Other Assets and Liabilities	0.5%

Top Five States and Territories	% of net assets
New York	15.1%
California	15.0%
Texas	9.2%
Illinois	6.7%
Washington	4.8%

Top Five Sectors	% of fund investments
Special Tax	25%
General Obligation (GO) - State	11%
General Obligation (GO) - Local	11%
Public Power	10%
Toll Facilities	8%
8

Performance

Avantis Short-Term Fixed Income ETF (AVSF)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	1.63%	-1.43%	10/13/2020
Market Price	1.81%	-1.42%	10/13/2020
Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index	1.19%	-1.56%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made October 13, 2020

Value on August 31, 2023
Net Asset Value — $9,592

Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index — $9,556

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Short-Term Fixed Income ETF seeks to maximize total returns by investing primarily in shorter-maturity investment-grade debt obligations across sectors and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option-adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Short-Term Fixed Income ETF returned 1.81% on a market price basis. On a net asset value (NAV) basis, the fund returned 1.63%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index, which returned 1.19% for the reporting period. The index is an unmanaged index generally representative of the performance of U.S. Treasury, government agency and corporate bonds with maturities between one and five years.
An overweight versus the index to the corporate sector aided the fund’s relative performance as credit spreads tightened for the period. In addition, the fund’s duration underweight and yield curve positioning enhanced relative results.

10

Fund Characteristics

AUGUST 31, 2023

Avantis Short-Term Fixed Income ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	66.5%
U.S. Treasury Securities and Equivalents	30.0%
U.S. Government Agency Securities	2.1%
Sovereign Governments and Agencies	0.3%
Short-Term Investments	0.6%
Other Assets and Liabilities	0.5%
11

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Avantis Core Fixed Income ETF
Actual	$1,000	$1,014.40	$0.76	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
Avantis Core Municipal Fixed Income ETF
Actual	$1,000	$1,011.00	$0.76	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
Avantis Short-Term Fixed Income ETF
Actual	$1,000	$1,019.50	$0.76	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
12

Schedules of Investments

AUGUST 31, 2023

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
CORPORATE BONDS — 61.7%
Aerospace and Defense — 1.8%
Boeing Co., 2.20%, 2/4/26	$600,000	$553,813
Boeing Co., 2.80%, 3/1/27	25,000	22,849
Boeing Co., 5.04%, 5/1/27	100,000	98,940
Boeing Co., 5.15%, 5/1/30	1,250,000	1,230,385
Boeing Co., 3.60%, 5/1/34	200,000	169,480
General Dynamics Corp., 3.75%, 5/15/28	13,000	12,422
General Dynamics Corp., 4.25%, 4/1/40	1,320,000	1,176,946
Huntington Ingalls Industries, Inc., 3.48%, 12/1/27	1,024,000	943,817
Lockheed Martin Corp., 3.55%, 1/15/26	338,000	327,288
Lockheed Martin Corp., 3.90%, 6/15/32(1)	488,000	454,107
Lockheed Martin Corp., 5.25%, 1/15/33	2,250,000	2,310,628
Lockheed Martin Corp., 4.50%, 5/15/36	990,000	939,667
Precision Castparts Corp., 3.25%, 6/15/25	451,000	436,698
RTX Corp., 3.50%, 3/15/27	65,000	61,408
Textron, Inc., 3.65%, 3/15/27	61,000	57,342
Textron, Inc., 2.45%, 3/15/31	489,000	402,440
		9,198,230
Air Freight and Logistics — 0.4%
United Parcel Service, Inc., 3.40%, 3/15/29	1,510,000	1,414,708
United Parcel Service, Inc., 4.875%, 11/15/40	710,000	684,325
		2,099,033
Automobile Components — 0.1%
BorgWarner, Inc., 2.65%, 7/1/27	660,000	598,429
Automobiles — 0.8%
American Honda Finance Corp., 1.00%, 9/10/25	100,000	91,708
American Honda Finance Corp., 2.35%, 1/8/27	802,000	734,578
American Honda Finance Corp., 2.00%, 3/24/28	250,000	219,077
General Motors Co., 4.20%, 10/1/27	322,000	303,633
General Motors Financial Co., Inc., 5.10%, 1/17/24	44,000	43,864
General Motors Financial Co., Inc., 3.95%, 4/13/24	150,000	148,067
General Motors Financial Co., Inc., 4.00%, 10/6/26	50,000	47,293
General Motors Financial Co., Inc., 2.35%, 1/8/31	90,000	69,982
General Motors Financial Co., Inc., 6.40%, 1/9/33	100,000	100,744
Toyota Motor Corp., 2.36%, 3/25/31	71,000	59,735
Toyota Motor Credit Corp., 3.95%, 6/30/25	450,000	439,872
Toyota Motor Credit Corp., 3.05%, 3/22/27	465,000	436,719
Toyota Motor Credit Corp., 1.90%, 4/6/28	200,000	176,493
Toyota Motor Credit Corp., 2.15%, 2/13/30	100,000	85,115
Toyota Motor Credit Corp., 3.375%, 4/1/30	630,000	573,758
Toyota Motor Credit Corp., 1.65%, 1/10/31	1,011,000	808,516
		4,339,154
Banks — 9.7%
African Development Bank, 0.875%, 7/22/26	1,373,000	1,232,753
Asian Development Bank, 2.625%, 1/30/24	611,000	603,950
13

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
Asian Development Bank, 0.375%, 6/11/24	$521,000	$501,121
Asian Development Bank, 4.125%, 9/27/24	35,000	34,547
Asian Development Bank, 0.625%, 10/8/24	1,462,000	1,389,583
Asian Development Bank, 2.375%, 8/10/27	90,000	83,469
Asian Development Bank, 3.125%, 4/27/32	170,000	156,150
Asian Infrastructure Investment Bank, 0.25%, 9/29/23	686,000	683,671
Asian Infrastructure Investment Bank, 2.25%, 5/16/24	1,450,000	1,415,886
Asian Infrastructure Investment Bank, 0.50%, 5/28/25	1,224,000	1,128,686
Asian Infrastructure Investment Bank, 3.75%, 9/14/27(1)	435,000	421,941
Asian Infrastructure Investment Bank, 4.00%, 1/18/28	810,000	791,743
Australia & New Zealand Banking Group Ltd., 5.09%, 12/8/25	750,000	747,100
Bank of America Corp., 5.875%, 2/7/42	1,325,000	1,373,087
Bank of Montreal, 5.20%, 12/12/24	200,000	198,963
Bank of Montreal, 5.20%, 2/1/28	70,000	69,465
Bank of Montreal, Series E, 3.30%, 2/5/24	735,000	727,056
Bank of Montreal, Series H, 4.25%, 9/14/24	140,000	137,832
Bank of Nova Scotia, 3.40%, 2/11/24	163,000	161,225
Bank of Nova Scotia, 5.25%, 12/6/24	55,000	54,722
Bank of Nova Scotia, 2.70%, 8/3/26	250,000	232,285
Canadian Imperial Bank of Commerce, 3.10%, 4/2/24	465,000	457,797
Citigroup, Inc., 3.20%, 10/21/26	2,300,000	2,145,771
Commonwealth Bank of Australia, 5.08%, 1/10/25	1,400,000	1,396,225
Council Of Europe Development Bank, 0.25%, 10/20/23	126,000	125,205
Council Of Europe Development Bank, 2.50%, 2/27/24	121,000	119,224
Council Of Europe Development Bank, 0.875%, 9/22/26	214,000	191,285
Discover Bank, 4.65%, 9/13/28	600,000	551,699
European Bank for Reconstruction & Development, 0.50%, 5/19/25	215,000	199,048
European Bank for Reconstruction & Development, 0.50%, 1/28/26	100,000	90,435
European Investment Bank, 2.625%, 3/15/24	130,000	128,049
European Investment Bank, 2.25%, 6/24/24	406,000	395,782
European Investment Bank, 1.625%, 3/14/25(1)	950,000	901,722
European Investment Bank, 0.75%, 9/23/30	300,000	236,814
European Investment Bank, 4.875%, 2/15/36	411,000	431,651
Export Development Canada, 2.625%, 2/21/24	1,300,000	1,282,543
Export Development Canada, 3.375%, 8/26/25	1,000,000	971,457
Export Development Canada, 3.875%, 2/14/28	1,300,000	1,271,040
Inter-American Development Bank, 0.25%, 11/15/23	100,000	99,001
Inter-American Development Bank, 0.875%, 4/3/25	275,000	257,481
Inter-American Development Bank, 0.625%, 7/15/25	1,278,000	1,180,357
Inter-American Development Bank, 2.00%, 7/23/26	850,000	789,657
Inter-American Development Bank, 2.375%, 7/7/27	227,000	210,534
Inter-American Development Bank, 3.125%, 9/18/28	518,000	488,528
International Bank for Reconstruction & Development, 2.50%, 3/19/24	350,000	344,305
International Bank for Reconstruction & Development, 0.75%, 11/24/27	1,190,000	1,023,290
International Bank for Reconstruction & Development, 0.875%, 5/14/30	894,000	715,269
JPMorgan Chase & Co., 5.50%, 10/15/40	1,999,000	2,012,649
14

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
Kreditanstalt fuer Wiederaufbau, 0.25%, 10/19/23	$47,000	$46,696
Kreditanstalt fuer Wiederaufbau, 0.25%, 3/8/24	300,000	292,221
Kreditanstalt fuer Wiederaufbau, 2.50%, 11/20/24(1)	1,017,000	983,673
Kreditanstalt fuer Wiederaufbau, 2.00%, 5/2/25	150,000	142,778
Kreditanstalt fuer Wiederaufbau, 1.00%, 10/1/26	216,000	194,234
Landwirtschaftliche Rentenbank, 0.50%, 5/27/25	1,016,000	939,381
Lloyds Banking Group PLC, 4.55%, 8/16/28	60,000	56,924
Mitsubishi UFJ Financial Group, Inc., 3.74%, 3/7/29	85,000	78,722
Mitsubishi UFJ Financial Group, Inc., 2.05%, 7/17/30	120,000	96,632
National Australia Bank Ltd., 5.13%, 11/22/24	1,100,000	1,096,111
Oesterreichische Kontrollbank AG, 1.50%, 2/12/25	952,000	902,533
PNC Financial Services Group, Inc., 3.15%, 5/19/27	1,200,000	1,113,449
Royal Bank of Canada, 5.66%, 10/25/24	850,000	850,539
Royal Bank of Canada, 4.90%, 1/12/28(1)	325,000	320,501
Royal Bank of Canada, 5.00%, 2/1/33	40,000	38,807
Santander Holdings USA, Inc., 4.50%, 7/17/25	200,000	195,322
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23	444,000	442,995
Sumitomo Mitsui Financial Group, Inc., 1.40%, 9/17/26	150,000	132,791
Sumitomo Mitsui Financial Group, Inc., 3.45%, 1/11/27	175,000	163,776
Sumitomo Mitsui Financial Group, Inc., 3.36%, 7/12/27	10,000	9,292
Toronto-Dominion Bank, 0.75%, 1/6/26	672,000	603,909
Toronto-Dominion Bank, 4.11%, 6/8/27	2,397,000	2,291,265
US Bancorp, 3.95%, 11/17/25	640,000	620,555
US Bancorp, 3.90%, 4/26/28	725,000	680,973
US Bancorp, 1.375%, 7/22/30	1,000,000	758,857
Wells Fargo & Co., 3.55%, 9/29/25	1,087,000	1,043,288
Wells Fargo & Co., 3.00%, 10/23/26	1,419,000	1,314,798
Wells Fargo & Co., 4.15%, 1/24/29	300,000	283,121
Westpac Banking Corp., 2.70%, 8/19/26	300,000	280,116
Westpac Banking Corp., 3.35%, 3/8/27	1,940,000	1,831,240
Westpac Banking Corp., 5.46%, 11/18/27	650,000	660,111
Westpac Banking Corp., 3.40%, 1/25/28	1,112,000	1,046,336
		49,673,999
Beverages — 1.8%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36	1,450,000	1,388,782
Anheuser-Busch InBev Worldwide, Inc., 4.00%, 4/13/28	321,000	309,304
Anheuser-Busch InBev Worldwide, Inc., 4.90%, 1/23/31	225,000	226,079
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	322,000	411,785
Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/40	475,000	425,420
Brown-Forman Corp., 4.75%, 4/15/33	1,500,000	1,485,859
Coca-Cola Co., 3.45%, 3/25/30	729,000	678,521
Coca-Cola Co., 1.375%, 3/15/31	973,000	768,621
Keurig Dr Pepper, Inc., 2.55%, 9/15/26	60,000	55,417
Keurig Dr Pepper, Inc., 3.20%, 5/1/30	619,000	549,332
Molson Coors Beverage Co., 3.00%, 7/15/26	1,328,000	1,244,720
PepsiCo, Inc., 3.00%, 10/15/27	875,000	823,559
PepsiCo, Inc., 1.625%, 5/1/30	792,000	652,240
		9,019,639
Biotechnology — 0.4%
AbbVie, Inc., 3.20%, 11/21/29	272,000	245,331
15

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
AbbVie, Inc., 4.50%, 5/14/35	$2,013,000	$1,894,839
Amgen, Inc., 2.80%, 8/15/41	55,000	37,977
		2,178,147
Broadline Retail — 0.3%
Amazon.com, Inc., 5.20%, 12/3/25	700,000	702,490
Amazon.com, Inc., 1.20%, 6/3/27	600,000	528,708
Amazon.com, Inc., 4.55%, 12/1/27	40,000	39,867
Amazon.com, Inc., 1.65%, 5/12/28(1)	200,000	174,914
		1,445,979
Capital Markets — 2.3%
Ameriprise Financial, Inc., 3.70%, 10/15/24(1)	475,000	465,015
Bank of New York Mellon Corp., 1.05%, 10/15/26	305,000	268,338
Bank of New York Mellon Corp., 3.85%, 4/28/28	2,070,000	1,970,460
Bank of New York Mellon Corp., 3.85%, 4/26/29	625,000	590,104
BlackRock, Inc., 3.25%, 4/30/29	450,000	416,324
Brookfield Finance, Inc., 3.90%, 1/25/28	850,000	795,024
Charles Schwab Corp., 3.20%, 3/2/27	650,000	602,189
Franklin Resources, Inc., 1.60%, 10/30/30	849,000	666,427
Goldman Sachs Group, Inc., 5.70%, 11/1/24	140,000	139,808
Goldman Sachs Group, Inc., 3.85%, 1/26/27	1,950,000	1,851,496
Goldman Sachs Group, Inc., 3.80%, 3/15/30	65,000	59,162
Intercontinental Exchange, Inc., 4.00%, 9/15/27	212,000	203,260
Intercontinental Exchange, Inc., 4.35%, 6/15/29	135,000	129,628
Intercontinental Exchange, Inc., 4.60%, 3/15/33	200,000	191,232
Morgan Stanley, 3.70%, 10/23/24	400,000	391,627
Morgan Stanley, 3.625%, 1/20/27	125,000	118,155
Morgan Stanley, 7.25%, 4/1/32	2,450,000	2,788,162
		11,646,411
Chemicals — 2.6%
CF Industries, Inc., 5.15%, 3/15/34	2,150,000	2,031,741
Dow Chemical Co., 4.80%, 11/30/28	1,238,000	1,221,193
DuPont de Nemours, Inc., 5.32%, 11/15/38	2,464,000	2,418,571
Eastman Chemical Co., 3.80%, 3/15/25	1,857,000	1,805,591
LYB International Finance III LLC, 5.625%, 5/15/33	850,000	842,370
Mosaic Co., 4.05%, 11/15/27	25,000	23,873
Mosaic Co., 5.45%, 11/15/33	1,985,000	1,935,609
Nutrien Ltd., 2.95%, 5/13/30	651,000	562,294
RPM International, Inc., 4.55%, 3/1/29	858,000	805,297
Westlake Corp., 3.60%, 8/15/26	220,000	208,719
Westlake Corp., 3.375%, 6/15/30	1,871,000	1,619,768
		13,475,026
Commercial Services and Supplies†
Waste Management, Inc., 1.15%, 3/15/28	50,000	42,238
Waste Management, Inc., 4.625%, 2/15/30	65,000	63,583
Waste Management, Inc., 4.15%, 4/15/32	20,000	18,771
		124,592
Construction and Engineering — 0.2%
Quanta Services, Inc., 2.90%, 10/1/30	1,060,000	894,797
Construction Materials — 0.1%
Martin Marietta Materials, Inc., 3.50%, 12/15/27	270,000	252,633
16

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
Consumer Finance — 0.4%
American Express Co., 3.00%, 10/30/24	$195,000	$189,374
American Express Co., 3.95%, 8/1/25	500,000	485,431
American Express Co., 1.65%, 11/4/26	125,000	111,571
American Express Co., 4.05%, 5/3/29	320,000	304,188
Capital One Financial Corp., 3.80%, 1/31/28	1,000,000	917,586
Discover Financial Services, 6.70%, 11/29/32	30,000	29,870
		2,038,020
Consumer Staples Distribution & Retail — 1.5%
Dollar General Corp., 5.45%, 7/5/33	100,000	97,074
Dollar Tree, Inc., 4.20%, 5/15/28	2,414,000	2,292,552
Target Corp., 3.375%, 4/15/29	50,000	46,797
Target Corp., 2.65%, 9/15/30	1,000,000	869,826
Target Corp., 6.50%, 10/15/37	2,310,000	2,563,604
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	308,000	291,036
Walgreens Boots Alliance, Inc., 3.20%, 4/15/30(1)	333,000	282,836
Walmart, Inc., 2.85%, 7/8/24	500,000	489,208
Walmart, Inc., 3.55%, 6/26/25	547,000	532,795
Walmart, Inc., 4.15%, 9/9/32(1)	160,000	155,143
Walmart, Inc., 4.10%, 4/15/33	345,000	328,974
		7,949,845
Containers and Packaging — 0.3%
Sonoco Products Co., 2.85%, 2/1/32(1)	494,000	405,601
WRKCo, Inc., 3.375%, 9/15/27	68,000	62,761
WRKCo, Inc., 4.90%, 3/15/29	1,258,000	1,211,621
		1,679,983
Diversified Consumer Services — 0.1%
Novant Health, Inc., 2.64%, 11/1/36	550,000	409,093
Diversified REITs — 0.7%
Boston Properties LP, 3.65%, 2/1/26	250,000	235,698
Boston Properties LP, 2.55%, 4/1/32	60,000	45,025
Essex Portfolio LP, 3.875%, 5/1/24	85,000	83,601
Invitation Homes Operating Partnership LP, 2.70%, 1/15/34	100,000	76,135
Prologis LP, 2.25%, 4/15/30	1,460,000	1,227,078
Simon Property Group LP, 4.75%, 3/15/42	1,680,000	1,431,017
Ventas Realty LP, 3.50%, 2/1/25	415,000	399,438
Ventas Realty LP, 4.75%, 11/15/30	300,000	281,666
		3,779,658
Diversified Telecommunication Services — 0.9%
AT&T, Inc., 2.25%, 2/1/32	200,000	156,116
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	2,150,000	2,532,145
Verizon Communications, Inc., 3.15%, 3/22/30	65,000	57,047
Verizon Communications, Inc., 2.55%, 3/21/31	672,000	553,570
Verizon Communications, Inc., 5.05%, 5/9/33	100,000	97,076
Verizon Communications, Inc., 4.50%, 8/10/33	242,000	223,682
Verizon Communications, Inc., 4.40%, 11/1/34	1,310,000	1,187,489
		4,807,125
Electric Utilities — 4.0%
American Electric Power Co., Inc., 5.95%, 11/1/32	950,000	977,467
Berkshire Hathaway Energy Co., 3.25%, 4/15/28	100,000	92,087
17

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	$1,331,000	$1,492,570
Commonwealth Edison Co., 5.90%, 3/15/36	2,390,000	2,467,534
DTE Electric Co., 2.25%, 3/1/30	1,024,000	870,300
DTE Electric Co., Series C, 2.625%, 3/1/31	361,000	307,506
Duke Energy Carolinas LLC, Series A, 6.00%, 12/1/28	1,531,000	1,590,943
Duke Energy Florida LLC, 3.80%, 7/15/28	290,000	276,372
Duke Energy Ohio, Inc., 2.125%, 6/1/30	210,000	173,090
Enel Americas SA, 4.00%, 10/25/26	85,000	80,396
Entergy Arkansas LLC, 4.00%, 6/1/28	623,000	595,194
Entergy Louisiana LLC, 2.40%, 10/1/26	686,000	629,400
Entergy Louisiana LLC, 3.05%, 6/1/31	302,000	259,540
MidAmerican Energy Co., 6.75%, 12/30/31	900,000	989,576
NextEra Energy Capital Holdings, Inc., 2.25%, 6/1/30	2,100,000	1,727,765
Northern States Power Co., 6.25%, 6/1/36	1,720,000	1,849,103
PacifiCorp, 2.70%, 9/15/30	90,000	75,310
PPL Electric Utilities Corp., 5.00%, 5/15/33	30,000	29,713
PPL Electric Utilities Corp., 6.25%, 5/15/39	1,443,000	1,544,401
Puget Energy, Inc., 2.38%, 6/15/28	1,989,000	1,718,321
Puget Energy, Inc., 4.10%, 6/15/30	307,000	274,990
Southern California Edison Co., 6.05%, 3/15/39	30,000	30,312
Union Electric Co., 2.95%, 3/15/30	2,172,000	1,909,144
Virginia Electric & Power Co., Series A, 3.50%, 3/15/27	13,000	12,289
Virginia Electric & Power Co., Series B, 6.00%, 1/15/36	300,000	310,463
Wisconsin Power & Light Co., 3.00%, 7/1/29	422,000	377,505
		20,661,291
Electronic Equipment, Instruments and Components — 0.3%
Flex Ltd., 3.75%, 2/1/26	50,000	47,791
Jabil, Inc., 3.00%, 1/15/31	400,000	334,483
Trimble, Inc., 4.90%, 6/15/28	500,000	486,236
Tyco Electronics Group SA, 3.125%, 8/15/27	973,000	907,451
		1,775,961
Energy Equipment and Services — 0.1%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc., 3.34%, 12/15/27	317,000	294,174
Schlumberger Investment SA, 2.65%, 6/26/30	417,000	360,972
		655,146
Entertainment†
Netflix, Inc., 4.875%, 4/15/28	245,000	241,438
Financial Services — 0.8%
Equitable Holdings, Inc., 4.35%, 4/20/28	50,000	47,361
Fidelity National Information Services, Inc., 1.15%, 3/1/26	250,000	225,110
Fidelity National Information Services, Inc., 2.25%, 3/1/31	588,000	475,207
Fidelity National Information Services, Inc., 5.10%, 7/15/32(1)	100,000	98,024
Fiserv, Inc., 4.20%, 10/1/28	50,000	47,754
Global Payments, Inc., 2.90%, 5/15/30	60,000	50,751
Mastercard, Inc., 3.35%, 3/26/30	200,000	183,952
National Rural Utilities Cooperative Finance Corp., 3.40%, 2/7/28	350,000	326,419
National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29	272,000	252,610
18

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
National Rural Utilities Cooperative Finance Corp., 5.80%, 1/15/33	$2,300,000	$2,375,850
		4,083,038
Food Products — 1.8%
Archer-Daniels-Midland Co., 3.25%, 3/27/30	2,383,000	2,170,002
Archer-Daniels-Midland Co., 4.50%, 8/15/33	1,000,000	969,047
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	220,000	207,311
Campbell Soup Co., 4.15%, 3/15/28	659,000	627,872
Conagra Brands, Inc., 5.30%, 11/1/38	2,075,000	1,918,581
General Mills, Inc., 4.20%, 4/17/28	619,000	593,957
General Mills, Inc., 4.95%, 3/29/33	100,000	97,591
Ingredion, Inc., 2.90%, 6/1/30	959,000	822,464
Kellogg Co., 5.25%, 3/1/33	40,000	39,556
Kraft Heinz Foods Co., 3.875%, 5/15/27	30,000	28,673
Kraft Heinz Foods Co., 5.00%, 6/4/42	903,000	825,662
Mondelez International, Inc., 1.50%, 2/4/31	1,321,000	1,026,152
Mondelez International, Inc., 3.00%, 3/17/32	10,000	8,559
		9,335,427
Gas Utilities — 0.1%
Southern California Gas Co., 2.55%, 2/1/30	518,000	441,053
Ground Transportation — 0.9%
Burlington Northern Santa Fe LLC, 5.75%, 5/1/40	500,000	522,683
Canadian National Railway Co., 6.25%, 8/1/34	988,000	1,072,585
CSX Corp., 4.10%, 11/15/32(1)	600,000	563,555
Norfolk Southern Corp., 3.15%, 6/1/27	125,000	116,717
Norfolk Southern Corp., 3.80%, 8/1/28	153,000	144,629
Ryder System, Inc., 5.65%, 3/1/28	550,000	551,707
Union Pacific Corp., 3.70%, 3/1/29	1,110,000	1,053,196
Union Pacific Corp., 4.50%, 1/20/33(1)	425,000	412,752
		4,437,824
Health Care Equipment and Supplies — 0.3%
Becton Dickinson & Co., 3.70%, 6/6/27	77,000	73,035
Edwards Lifesciences Corp., 4.30%, 6/15/28	1,383,000	1,330,821
Smith & Nephew PLC, 2.03%, 10/14/30	448,000	354,773
		1,758,629
Health Care Providers and Services — 2.3%
Aetna, Inc., 6.75%, 12/15/37	1,565,000	1,709,492
Cigna Group, 5.40%, 3/15/33	400,000	401,573
Cigna Group, 4.80%, 8/15/38	1,025,000	945,651
CVS Health Corp., 2.875%, 6/1/26	25,000	23,427
CVS Health Corp., 5.25%, 2/21/33	1,100,000	1,076,274
CVS Health Corp., 5.30%, 6/1/33	200,000	195,999
Elevance Health, Inc., 3.35%, 12/1/24	320,000	311,431
HCA, Inc., 5.25%, 6/15/26	600,000	592,818
HCA, Inc., 5.375%, 9/1/26	20,000	19,860
HCA, Inc., 4.50%, 2/15/27	555,000	536,827
HCA, Inc., 5.625%, 9/1/28	151,000	150,851
HCA, Inc., 4.125%, 6/15/29	1,416,000	1,308,633
Humana, Inc., 3.95%, 3/15/27	300,000	288,153
Humana, Inc., 4.875%, 4/1/30	10,000	9,704
Humana, Inc., 2.15%, 2/3/32	485,000	380,631
19

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
UnitedHealth Group, Inc., 5.25%, 2/15/28	$1,075,000	$1,096,250
UnitedHealth Group, Inc., 6.50%, 6/15/37	1,900,000	2,136,370
UnitedHealth Group, Inc., 6.875%, 2/15/38	420,000	488,902
		11,672,846
Health Care REITs — 0.3%
Healthpeak OP LLC, 5.25%, 12/15/32	250,000	241,814
Welltower OP LLC, 4.00%, 6/1/25	325,000	315,178
Welltower OP LLC, 4.25%, 4/1/26	941,000	911,500
Welltower OP LLC, 2.70%, 2/15/27	60,000	55,090
		1,523,582
Hotels, Restaurants and Leisure — 1.0%
Expedia Group, Inc., 4.625%, 8/1/27	1,030,000	999,729
Expedia Group, Inc., 3.25%, 2/15/30	1,562,000	1,362,608
Hyatt Hotels Corp., 4.85%, 3/15/26	60,000	58,845
Marriott International, Inc., 3.60%, 4/15/24	195,000	192,060
McDonald's Corp., 4.70%, 12/9/35	772,000	738,325
McDonald's Corp., 3.70%, 2/15/42	250,000	198,460
Starbucks Corp., 4.00%, 11/15/28	1,511,000	1,446,907
		4,996,934
Household Durables — 0.2%
Lennar Corp., 5.25%, 6/1/26	200,000	199,064
Lennar Corp., 5.00%, 6/15/27	646,000	636,514
		835,578
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp., 1.375%, 1/15/26	365,000	328,569
Industrial Conglomerates — 1.0%
3M Co., 5.70%, 3/15/37(1)	1,000,000	1,063,974
Eaton Corp., 4.15%, 3/15/33	25,000	23,590
Honeywell International, Inc., 5.00%, 2/15/33	925,000	933,167
Honeywell International, Inc., 5.70%, 3/15/37	3,090,000	3,225,356
		5,246,087
Insurance — 2.2%
Allstate Corp., 5.25%, 3/30/33	1,900,000	1,862,615
Aon Corp., 2.80%, 5/15/30	40,000	34,395
Aon Corp. / Aon Global Holdings PLC, 5.35%, 2/28/33	300,000	299,746
Athene Holding Ltd., 4.125%, 1/12/28	444,000	415,263
Chubb INA Holdings, Inc., 3.15%, 3/15/25	2,669,000	2,581,957
Cincinnati Financial Corp., 6.125%, 11/1/34	310,000	319,764
First American Financial Corp., 4.00%, 5/15/30	66,000	57,419
Hartford Financial Services Group, Inc., 2.80%, 8/19/29	405,000	354,928
Hartford Financial Services Group, Inc., 6.10%, 10/1/41	85,000	85,974
MetLife, Inc., 3.60%, 11/13/25	912,000	882,821
Principal Financial Group, Inc., 6.05%, 10/15/36	2,045,000	2,101,300
Progressive Corp., 2.45%, 1/15/27	301,000	277,546
Prudential Financial, Inc., 6.625%, 6/21/40	25,000	27,007
Prudential Funding Asia PLC, 3.125%, 4/14/30	1,219,000	1,075,807
Willis North America, Inc., 4.50%, 9/15/28	850,000	810,776
		11,187,318
IT Services — 0.4%
International Business Machines Corp., 1.95%, 5/15/30	1,659,000	1,369,375
20

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
Leidos, Inc., 4.375%, 5/15/30	$964,000	$889,573
		2,258,948
Leisure Products — 0.1%
Hasbro, Inc., 3.50%, 9/15/27	571,000	533,957
Machinery — 1.2%
Caterpillar, Inc., 5.20%, 5/27/41	910,000	922,071
IDEX Corp., 3.00%, 5/1/30	277,000	240,916
John Deere Capital Corp., 4.75%, 1/20/28	230,000	229,119
Oshkosh Corp., 4.60%, 5/15/28	1,258,000	1,230,401
Parker-Hannifin Corp., 3.25%, 6/14/29	120,000	108,624
Parker-Hannifin Corp., 4.20%, 11/21/34	693,000	628,549
Stanley Black & Decker, Inc., 6.00%, 3/6/28	2,250,000	2,299,364
Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	500,000	477,394
		6,136,438
Media — 1.1%
Comcast Corp., 2.65%, 2/1/30	1,923,000	1,673,340
Comcast Corp., 3.40%, 4/1/30	200,000	182,495
Comcast Corp., 4.25%, 10/15/30	300,000	285,592
Comcast Corp., 3.20%, 7/15/36	60,000	48,588
Comcast Corp., 3.90%, 3/1/38	500,000	426,861
Fox Corp., 5.48%, 1/25/39	2,140,000	1,943,931
Interpublic Group of Cos., Inc., 4.75%, 3/30/30	372,000	354,772
Walt Disney Co., 6.40%, 12/15/35	100,000	109,525
Walt Disney Co., 6.65%, 11/15/37	700,000	789,419
		5,814,523
Metals and Mining — 0.8%
BHP Billiton Finance USA Ltd., 4.90%, 2/28/33	2,100,000	2,074,116
Kinross Gold Corp., 4.50%, 7/15/27	95,000	91,690
Newmont Corp., 2.60%, 7/15/32	60,000	48,350
Newmont Corp., 5.875%, 4/1/35	1,000,000	1,009,018
Steel Dynamics, Inc., 3.25%, 1/15/31	1,000,000	872,548
		4,095,722
Multi-Utilities — 0.7%
Consumers Energy Co., 4.625%, 5/15/33	1,757,000	1,704,977
Dominion Energy, Inc., 4.25%, 6/1/28	150,000	143,181
Dominion Energy, Inc., 5.375%, 11/15/32	300,000	295,490
NiSource, Inc., 5.25%, 3/30/28	155,000	154,443
San Diego Gas & Electric Co., 1.70%, 10/1/30	1,625,000	1,295,456
		3,593,547
Office REITs — 0.2%
Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25	475,000	458,713
Alexandria Real Estate Equities, Inc., 3.375%, 8/15/31	350,000	302,613
		761,326
Oil, Gas and Consumable Fuels — 5.8%
Boardwalk Pipelines LP, 5.95%, 6/1/26	425,000	426,001
Boardwalk Pipelines LP, 4.80%, 5/3/29	1,180,000	1,124,148
BP Capital Markets America, Inc., 3.63%, 4/6/30	948,000	876,067
BP Capital Markets America, Inc., 4.89%, 9/11/33	160,000	155,782
BP Capital Markets PLC, 3.28%, 9/19/27	370,000	348,652
Burlington Resources LLC, 7.40%, 12/1/31	130,000	149,886
21

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
Canadian Natural Resources Ltd., 2.95%, 7/15/30	$598,000	$511,032
Canadian Natural Resources Ltd., 5.85%, 2/1/35	735,000	716,842
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	1,496,000	1,480,614
Chevron USA, Inc., 6.00%, 3/1/41	2,250,000	2,418,743
ConocoPhillips, 6.50%, 2/1/39	510,000	569,262
ConocoPhillips Co., 2.40%, 3/7/25	36,000	34,524
Continental Resources, Inc., 4.375%, 1/15/28	530,000	499,339
Devon Energy Corp., 5.25%, 9/15/24	775,000	770,419
Devon Energy Corp., 4.50%, 1/15/30	989,000	926,039
Diamondback Energy, Inc., 3.125%, 3/24/31	210,000	180,704
Enbridge, Inc., 3.125%, 11/15/29	592,000	523,249
Energy Transfer LP, 4.95%, 5/15/28	580,000	563,784
Equinor ASA, 3.70%, 3/1/24	509,000	504,625
Equinor ASA, 7.25%, 9/23/27	804,000	872,452
Equinor ASA, 3.125%, 4/6/30(1)	194,000	176,340
Exxon Mobil Corp., 2.61%, 10/15/30	2,056,000	1,782,194
Hess Corp., 4.30%, 4/1/27	735,000	707,444
Hess Corp., 7.875%, 10/1/29	521,000	576,112
Hess Corp., 5.60%, 2/15/41	750,000	705,899
Kinder Morgan, Inc., 5.30%, 12/1/34	1,250,000	1,190,005
Marathon Petroleum Corp., 4.70%, 5/1/25	540,000	530,878
MPLX LP, 2.65%, 8/15/30	1,281,000	1,064,153
Phillips 66, 3.90%, 3/15/28	484,000	458,677
Pioneer Natural Resources Co., 1.90%, 8/15/30	1,673,000	1,351,223
Plains All American Pipeline LP / PAA Finance Corp., 4.50%, 12/15/26	250,000	241,873
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	890,000	875,216
Shell International Finance BV, 3.25%, 5/11/25	277,000	268,285
Shell International Finance BV, 2.75%, 4/6/30	2,163,000	1,908,250
TotalEnergies Capital International SA, 2.43%, 1/10/25	219,000	210,702
TransCanada PipeLines Ltd., 4.25%, 5/15/28	216,000	205,782
TransCanada PipeLines Ltd., 7.625%, 1/15/39	250,000	284,017
Valero Energy Corp., 6.625%, 6/15/37	893,000	951,222
Valero Energy Partners LP, 4.50%, 3/15/28	793,000	763,794
Williams Cos., Inc., 4.00%, 9/15/25	2,057,000	1,993,015
Williams Cos., Inc., 2.60%, 3/15/31	60,000	49,282
		29,946,527
Passenger Airlines — 0.2%
Southwest Airlines Co., 5.125%, 6/15/27	502,000	496,319
Southwest Airlines Co., 2.625%, 2/10/30	677,000	572,630
		1,068,949
Personal Care Products — 0.2%
Unilever Capital Corp., 3.25%, 3/7/24	245,000	242,005
Unilever Capital Corp., 5.90%, 11/15/32	770,000	838,155
		1,080,160
Pharmaceuticals — 2.1%
Astrazeneca Finance LLC, 2.25%, 5/28/31	672,000	559,534
AstraZeneca PLC, 4.00%, 1/17/29	949,000	910,912
Bristol-Myers Squibb Co., 1.45%, 11/13/30	734,000	582,460
Bristol-Myers Squibb Co., 2.95%, 3/15/32	500,000	433,604
Eli Lilly & Co., 3.375%, 3/15/29	420,000	393,089
22

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
Johnson & Johnson, 0.55%, 9/1/25	$40,000	$36,635
Johnson & Johnson, 2.95%, 3/3/27	41,000	38,848
Johnson & Johnson, 2.90%, 1/15/28	484,000	453,785
Johnson & Johnson, 4.375%, 12/5/33	30,000	29,651
Johnson & Johnson, 5.85%, 7/15/38	1,100,000	1,204,446
Merck & Co., Inc., 0.75%, 2/24/26	520,000	471,101
Merck & Co., Inc., 3.40%, 3/7/29	1,124,000	1,047,333
Merck & Co., Inc., 4.30%, 5/17/30	20,000	19,411
Merck & Co., Inc., 2.15%, 12/10/31	250,000	204,471
Merck & Co., Inc., 2.35%, 6/24/40	200,000	140,198
Novartis Capital Corp., 3.10%, 5/17/27	307,000	290,535
Royalty Pharma PLC, 2.20%, 9/2/30	1,188,000	947,484
Sanofi, 3.625%, 6/19/28	751,000	725,554
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	229,000	215,156
Wyeth LLC, 5.95%, 4/1/37	1,900,000	2,037,736
		10,741,943
Professional Services — 0.2%
Automatic Data Processing, Inc., 1.25%, 9/1/30	102,000	81,296
Verisk Analytics, Inc., 4.125%, 3/15/29	944,000	899,661
		980,957
Residential REITs — 0.9%
American Homes 4 Rent LP, 4.25%, 2/15/28	821,000	777,463
AvalonBay Communities, Inc., 3.20%, 1/15/28	726,000	670,453
Camden Property Trust, 2.80%, 5/15/30	1,225,000	1,064,967
UDR, Inc., 2.10%, 8/1/32	1,423,000	1,069,311
UDR, Inc., 1.90%, 3/15/33	1,200,000	876,663
		4,458,857
Retail REITs — 0.3%
Kimco Realty OP LLC, 2.80%, 10/1/26	650,000	598,471
Kimco Realty OP LLC, 1.90%, 3/1/28	222,000	188,264
Realty Income Corp., 3.65%, 1/15/28	332,000	310,830
Realty Income Corp., 3.25%, 1/15/31	350,000	303,061
Realty Income Corp., 2.85%, 12/15/32	90,000	73,023
		1,473,649
Semiconductors and Semiconductor Equipment — 2.1%
Applied Materials, Inc., 1.75%, 6/1/30	20,000	16,497
Broadcom, Inc., 4.11%, 9/15/28	10,000	9,416
Broadcom, Inc., 4.30%, 11/15/32	1,213,000	1,096,980
Broadcom, Inc., 2.60%, 2/15/33(2)	741,000	573,185
Broadcom, Inc., 4.93%, 5/15/37(2)	190,000	171,284
Intel Corp., 5.125%, 2/10/30	245,000	245,576
Intel Corp., 4.15%, 8/5/32	550,000	517,833
Intel Corp., 5.20%, 2/10/33	1,200,000	1,199,590
KLA Corp., 4.65%, 7/15/32	725,000	712,859
Lam Research Corp., 3.75%, 3/15/26	858,000	832,650
Marvell Technology, Inc., 2.95%, 4/15/31	1,049,000	876,000
Micron Technology, Inc., 4.19%, 2/15/27	1,047,000	998,464
Micron Technology, Inc., 6.75%, 11/1/29	200,000	208,260
Micron Technology, Inc., 5.875%, 2/9/33	100,000	98,961
NVIDIA Corp., 2.85%, 4/1/30	2,653,000	2,383,155
23

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
NXP BV / NXP Funding LLC, 5.55%, 12/1/28	$504,000	$505,250
NXP BV / NXP Funding LLC / NXP USA, Inc., 5.00%, 1/15/33	280,000	266,087
Texas Instruments, Inc., 3.875%, 3/15/39	327,000	283,606
Xilinx, Inc., 2.375%, 6/1/30	35,000	29,963
		11,025,616
Software — 0.9%
Autodesk, Inc., 2.85%, 1/15/30	2,193,000	1,915,041
Oracle Corp., 3.25%, 11/15/27	100,000	92,724
Oracle Corp., 3.25%, 5/15/30	392,000	345,039
Oracle Corp., 2.875%, 3/25/31	1,525,000	1,289,329
Oracle Corp., 3.90%, 5/15/35	45,000	38,443
Oracle Corp., 3.85%, 7/15/36	30,000	24,830
Roper Technologies, Inc., 1.40%, 9/15/27	135,000	116,967
Salesforce, Inc., 1.50%, 7/15/28	200,000	172,171
VMware, Inc., 1.80%, 8/15/28	146,000	122,448
VMware, Inc., 4.70%, 5/15/30	752,000	709,183
		4,826,175
Specialized REITs — 1.3%
American Tower Corp., 2.75%, 1/15/27	350,000	320,210
American Tower Corp., 3.60%, 1/15/28	210,000	194,013
American Tower Corp., 2.90%, 1/15/30	1,246,000	1,062,944
American Tower Corp., 1.875%, 10/15/30	60,000	46,747
American Tower Corp., 5.65%, 3/15/33	160,000	159,487
Crown Castle, Inc., 2.10%, 4/1/31	1,820,000	1,436,778
Equinix, Inc., 1.25%, 7/15/25	252,000	232,612
Equinix, Inc., 1.00%, 9/15/25	50,000	45,630
Equinix, Inc., 2.90%, 11/18/26	175,000	161,869
Equinix, Inc., 2.00%, 5/15/28	592,000	506,406
Equinix, Inc., 3.90%, 4/15/32	935,000	832,503
Public Storage, 1.85%, 5/1/28	1,760,000	1,529,325
		6,528,524
Specialty Retail — 0.7%
AutoNation, Inc., 3.80%, 11/15/27	116,000	106,789
Home Depot, Inc., 2.125%, 9/15/26	295,000	272,274
Home Depot, Inc., 2.95%, 6/15/29	2,073,000	1,884,201
Home Depot, Inc., 5.95%, 4/1/41	310,000	331,954
Lowe's Cos., Inc., 3.10%, 5/3/27	100,000	93,184
Lowe's Cos., Inc., 5.00%, 4/15/33	60,000	58,646
Lowe's Cos., Inc., 5.50%, 10/15/35	300,000	303,082
O'Reilly Automotive, Inc., 4.35%, 6/1/28(1)	775,000	752,764
		3,802,894
Technology Hardware, Storage and Peripherals — 1.1%
Apple, Inc., 3.25%, 2/23/26	598,000	575,233
Apple, Inc., 3.20%, 5/11/27	614,000	583,564
Apple, Inc., 3.00%, 6/20/27	150,000	141,576
Apple, Inc., 3.00%, 11/13/27	500,000	469,678
Apple, Inc., 3.25%, 8/8/29	130,000	121,091
Apple, Inc., 2.20%, 9/11/29	627,000	549,961
Apple, Inc., 4.30%, 5/10/33	100,000	98,200
Dell International LLC / EMC Corp., 5.75%, 2/1/33(1)	1,650,000	1,648,808
24

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
Hewlett Packard Enterprise Co., 6.20%, 10/15/35	$1,294,000	$1,344,572
HP, Inc., 4.75%, 1/15/28	50,000	48,723
HP, Inc., 5.50%, 1/15/33	280,000	271,976
		5,853,382
Textiles, Apparel and Luxury Goods — 0.5%
NIKE, Inc., 2.85%, 3/27/30	2,827,000	2,525,960
Trading Companies and Distributors — 0.1%
Air Lease Corp., 3.625%, 12/1/27	321,000	295,226
Transportation Infrastructure — 0.2%
FedEx Corp. Pass-Through Trust, Series 2020-1, Class AA, 1.875%, 8/20/35	999,942	819,142
Wireless Telecommunication Services — 0.8%
T-Mobile USA, Inc., 4.80%, 7/15/28(1)	165,000	161,392
T-Mobile USA, Inc., 2.55%, 2/15/31	1,307,000	1,077,688
T-Mobile USA, Inc., 2.875%, 2/15/31	20,000	16,834
T-Mobile USA, Inc., 2.25%, 11/15/31	756,000	601,393
T-Mobile USA, Inc., 3.00%, 2/15/41	120,000	84,839
Vodafone Group PLC, 6.15%, 2/27/37	1,950,000	1,998,953
		3,941,099
TOTAL CORPORATE BONDS (Cost $329,983,700)		317,354,035
U.S. TREASURY SECURITIES — 24.0%
U.S. Treasury Bonds, 4.50%, 2/15/36	4,950,000	5,177,391
U.S. Treasury Bonds, 1.125%, 8/15/40	3,886,800	2,387,953
U.S. Treasury Bonds, 1.875%, 2/15/41	3,267,600	2,269,067
U.S. Treasury Bonds, 2.25%, 5/15/41	5,235,200	3,859,733
U.S. Treasury Bonds, 2.00%, 11/15/41	9,615,200	6,732,142
U.S. Treasury Bonds, 2.75%, 8/15/42	9,500,000	7,471,602
U.S. Treasury Bonds, 2.875%, 5/15/43	10,100,000	8,046,859
U.S. Treasury Bonds, 3.625%, 8/15/43	9,300,000	8,313,691
U.S. Treasury Bonds, 2.50%, 2/15/45	5,347,000	3,927,330
U.S. Treasury Bonds, 2.875%, 8/15/45	2,000,000	1,565,312
U.S. Treasury Notes, 0.25%, 9/30/23	7,100,000	7,070,961
U.S. Treasury Notes, 0.50%, 11/30/23	3,800,000	3,754,921
U.S. Treasury Notes, 0.75%, 12/31/23	6,450,000	6,350,329
U.S. Treasury Notes, 0.125%, 1/15/24	5,400,000	5,296,737
U.S. Treasury Notes, 0.875%, 1/31/24	5,600,000	5,496,861
U.S. Treasury Notes, 0.125%, 2/15/24	7,475,000	7,299,090
U.S. Treasury Notes, 2.25%, 3/31/24	5,517,000	5,417,588
U.S. Treasury Notes, 0.375%, 4/15/24	5,559,400	5,387,786
U.S. Treasury Notes, 2.50%, 5/15/24	5,700,000	5,583,964
U.S. Treasury Notes, 1.50%, 11/30/24	3,873,200	3,700,268
U.S. Treasury Notes, 2.25%, 12/31/24	3,500,000	3,368,887
U.S. Treasury Notes, 1.375%, 1/31/25(3)	3,790,200	3,597,285
U.S. Treasury Notes, 2.75%, 2/28/25	3,268,800	3,159,116
U.S. Treasury Notes, 0.375%, 4/30/25	1,767,600	1,638,275
U.S. Treasury Notes, 2.75%, 8/31/25	1,200,000	1,152,094
U.S. Treasury Notes, 1.125%, 2/29/28	2,000,000	1,741,602
U.S. Treasury Notes, 1.375%, 10/31/28	1,950,000	1,690,635
U.S. Treasury Notes, 2.625%, 2/15/29	2,000,000	1,841,719
TOTAL U.S. TREASURY SECURITIES (Cost $128,910,953)		123,299,198
25

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 19.9%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 19.9%
GNMA, 4.00%, TBA	$9,000,000	$8,386,875
GNMA, 4.00%, TBA	2,500,000	2,295,538
GNMA, 4.50%, TBA	12,000,000	11,436,563
GNMA, 5.50%, TBA	11,500,000	11,384,102
UMBS, 2.00%, TBA	3,000,000	2,628,495
UMBS, 2.00%, TBA	1,500,000	1,316,357
UMBS, 3.00%, TBA	10,000,000	8,617,578
UMBS, 3.00%, TBA	4,000,000	3,697,812
UMBS, 3.00%, TBA	3,500,000	3,019,434
UMBS, 3.00%, TBA	3,000,000	2,772,188
UMBS, 4.00%, TBA	10,250,000	9,462,031
UMBS, 4.00%, TBA	5,000,000	4,620,312
UMBS, 4.00%, TBA	3,000,000	2,880,469
UMBS, 4.00%, TBA	1,500,000	1,440,820
UMBS, 4.50%, TBA	13,000,000	12,326,641
UMBS, 4.50%, TBA	6,000,000	5,845,313
UMBS, 4.50%, TBA	2,500,000	2,372,070
UMBS, 4.50%, TBA	2,000,000	1,949,844
UMBS, 5.50%, TBA	6,000,000	5,924,531
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $102,199,795)		102,376,973
U.S. GOVERNMENT AGENCY SECURITIES — 2.5%
Federal Farm Credit Banks Funding Corp., 3.30%, 8/15/24	512,000	501,683
Federal Farm Credit Banks Funding Corp., 1.125%, 1/6/25	100,000	94,676
Federal Farm Credit Banks Funding Corp., 4.75%, 2/21/25	800,000	795,185
FHLB, 3.375%, 12/8/23	150,000	149,253
FHLB, 3.625%, 2/28/24	950,000	941,108
FHLB, 5.42%, 3/6/24	550,000	548,703
FHLB, 3.125%, 6/13/25	50,000	48,387
FHLB, 0.375%, 9/4/25	125,000	114,400
FHLB, 1.25%, 12/21/26	500,000	450,166
FHLB, 3.00%, 3/12/27	50,000	47,534
FHLB, 3.25%, 11/16/28	1,120,000	1,066,690
FHLMC, 5.31%, 11/15/24	250,000	248,550
FHLMC, 4.00%, 11/25/24	450,000	441,765
FHLMC, 1.50%, 2/12/25	350,000	332,405
FHLMC, 0.375%, 7/21/25	251,000	230,632
FHLMC, 0.375%, 9/23/25	646,000	589,554
FNMA, 2.50%, 2/5/24	30,000	29,629
FNMA, 2.625%, 9/6/24	1,450,000	1,410,748
FNMA, 1.625%, 10/15/24	37,000	35,563
FNMA, 1.625%, 1/7/25	1,100,000	1,050,079
FNMA, 0.625%, 4/22/25	125,000	116,450
FNMA, 0.50%, 6/17/25	100,000	92,415
FNMA, 0.375%, 8/25/25	100,000	91,442
FNMA, 6.25%, 5/15/29	221,000	242,222
FNMA, 7.125%, 1/15/30	105,000	121,236
FNMA, 7.25%, 5/15/30	70,000	81,774
FNMA, 6.625%, 11/15/30	361,000	411,164
26

Avantis Core Fixed Income ETF
	Principal Amount/Shares	Value
Tennessee Valley Authority, 0.75%, 5/15/25	$105,000	$97,536
Tennessee Valley Authority, Series A, 2.875%, 2/1/27	60,000	56,805
Tennessee Valley Authority, 7.125%, 5/1/30	1,106,000	1,266,537
Tennessee Valley Authority, 5.25%, 9/15/39	500,000	514,814
Tennessee Valley Authority, 3.50%, 12/15/42	650,000	527,508
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $13,122,662)		12,746,613
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.4%
Japan — 0.2%
Japan Bank for International Cooperation, 1.75%, 10/17/24	1,000,000	958,926
Sweden — 0.2%
Svensk Exportkredit AB, 3.625%, 9/3/24	500,000	490,181
Svensk Exportkredit AB, 0.625%, 5/14/25	200,000	185,245
Svensk Exportkredit AB, 2.25%, 3/22/27	450,000	414,243
		1,089,669
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $2,071,955)		2,048,595
SHORT-TERM INVESTMENTS — 11.3%
Money Market Funds — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio(4)	6,216,703	6,216,703
Treasury Bills(5) — 10.1%
U.S. Treasury Bills, 5.36%, 9/5/23	$6,750,000	6,746,087
U.S. Treasury Bills, 5.34%, 9/28/23	9,000,000	8,964,410
U.S. Treasury Bills, 5.43%, 10/19/23	11,000,000	10,922,395
U.S. Treasury Bills, 5.44%, 11/9/23	10,750,000	10,641,184
U.S. Treasury Bills, 5.49%, 11/28/23	1,250,000	1,233,844
U.S. Treasury Bills, 5.48%, 12/5/23	6,000,000	5,916,222
U.S. Treasury Bills, 5.49%, 12/12/23	6,000,000	5,910,464
U.S. Treasury Bills, 5.39%, 12/14/23	1,750,000	1,723,501
		52,058,107
TOTAL SHORT-TERM INVESTMENTS (Cost $58,276,452)		58,274,810
TOTAL INVESTMENT SECURITIES — 119.8% (Cost $634,565,517)		616,100,224
FORWARD SALES COMMITMENTS —(0.5)%
UMBS, 4.00%, TBA	(500,000)	(480,078)
UMBS, 4.50%, TBA	(2,000,000)	(1,948,438)
TOTAL FORWARD SALES COMMITMENTS (Proceeds $2,447,773)		(2,428,516)
OTHER ASSETS AND LIABILITIES — (19.3)%		(99,454,257)
TOTAL NET ASSETS — 100.0%		$514,217,451

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Long Bonds	65	December 2023	$7,909,687	$94,340
U.S. Treasury Ultra Bonds	13	December 2023	1,683,094	28,881
			$9,592,781	$123,221
^Amount represents value and unrealized appreciation (depreciation).

27

Avantis Core Fixed Income ETF

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	35	December 2023	$3,886,094	$(26,512)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America Investment Grade Index Series 39	Sell	1.00%	12/20/27	$10,000,000	$71,732	$99,044	$170,776
‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	–	Credit Derivatives Indexes
FHLB	–	Federal Home Loan Bank
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
TBA	–	To-Be-Announced. Security was purchased and/or sold on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	–	Uniform Mortgage-Backed Securities
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $6,025,769. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $744,469, which represented 0.1% of total net assets.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,286,982.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $6,216,703.
(5)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
28

AUGUST 31, 2023

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
MUNICIPAL SECURITIES — 98.8%
Alabama — 1.7%
Alabama Federal Aid Highway Finance Authority Rev., 5.00%, 9/1/24(1)	$100,000	$101,650
Alabama Federal Aid Highway Finance Authority Rev., 4.00%, 9/1/27, Prerefunded at 100% of Par(1)	50,000	51,878
Alabama Public School and College Authority Rev., 5.00%, 11/1/37	200,000	218,043
Alabama Public School and College Authority Rev., 4.00%, 11/1/38	150,000	149,909
Alabama Public School and College Authority Rev., 5.00%, 11/1/39	250,000	270,093
Alabama Public School and College Authority Rev., 4.00%, 11/1/40	700,000	681,502
		1,473,075
Arizona — 1.1%
Arizona Transportation Board Rev., 5.00%, 7/1/24	50,000	50,712
Mesa Utility System Rev., 4.00%, 7/1/34	15,000	15,385
Phoenix GO, 5.00%, 7/1/25	85,000	87,712
Pima County Sewer System Rev., 5.00%, 7/1/24(1)	5,000	5,062
Pima County Sewer System Rev., 5.00%, 7/1/24	20,000	20,280
Pima County Sewer System Rev., 5.00%, 7/1/25(1)	5,000	5,140
Pima County Sewer System Rev., 5.00%, 7/1/25	30,000	30,952
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/31	30,000	31,828
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/31	60,000	64,922
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/35	70,000	75,267
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/38	40,000	41,716
Salt River Project Agricultural Improvement & Power District Rev., 4.00%, 1/1/39	200,000	200,099
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/39	65,000	68,484
Scottsdale Municipal Property Corp. Rev., 5.00%, 7/1/30	50,000	55,015
State of Arizona COP, 5.00%, 10/1/25(1)	125,000	128,771
State of Arizona COP, 5.00%, 10/1/29(1)	10,000	11,002
State of Arizona Lottery Rev., 5.00%, 7/1/29(1)	30,000	33,141
		925,488
California — 15.0%
California Educational Facilities Authority Rev., (Loma Linda University), 5.00%, 4/1/42	500,000	510,631
California Infrastructure & Economic Development Bank Rev., (University of California), 5.00%, 5/15/42	160,000	168,633
California State Public Works Board Rev., 5.00%, 2/1/26	1,000,000	1,046,340
California State Public Works Board Rev., 5.00%, 11/1/29	25,000	25,054
California State Public Works Board Rev., (State of California Department of Corrections & Rehabilitation), 5.00%, 9/1/27	75,000	76,340
California State Public Works Board Rev., (State of California Department of Corrections & Rehabilitation), 5.00%, 9/1/32	100,000	101,620
29

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
California State Public Works Board Rev., (State of California Department of General Services), 5.00%, 5/1/25	$40,000	$41,253
California State University Rev., 5.00%, 11/1/26	25,000	26,060
California State University Rev., 5.00%, 11/1/36	200,000	208,922
Chino Basin Regional Financing Authority Rev., (Inland Empire Utilities Agency), 4.00%, 11/1/25	25,000	25,406
Coast Community College District GO, 5.00%, 8/15/25, Prerefunded at 100% of Par(1)	40,000	41,465
Coast Community College District GO, 5.00%, 8/15/25, Prerefunded at 100% of Par(1)	75,000	77,746
Coast Community College District GO, Capital Appreciation, 0.00%, 8/1/27 (AGM)(2)	50,000	43,856
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/30	135,000	139,839
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/35	30,000	32,312
Eastern Municipal Water District Financing Authority Rev., 4.00%, 7/1/38	60,000	60,209
Fresno Unified School District GO, 4.00%, 8/1/41	200,000	195,879
Los Angeles Community College District GO, 5.00%, 8/1/24	10,000	10,179
Los Angeles Community College District GO, 5.00%, 8/1/25	65,000	67,480
Los Angeles Community College District GO, 5.00%, 6/1/26	60,000	63,294
Los Angeles Community College District GO, 4.00%, 8/1/34	100,000	102,463
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., 5.00%, 7/1/37	60,000	63,823
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., 5.00%, 7/1/38	105,000	111,186
Los Angeles County Public Works Financing Authority Rev., 5.00%, 12/1/39	650,000	659,452
Los Angeles County Public Works Financing Authority Rev., 4.00%, 12/1/40	60,000	60,009
Los Angeles Department of Airports Rev., 5.00%, 5/15/36	35,000	38,873
Los Angeles Department of Airports Rev., 5.00%, 5/15/37	200,000	220,471
Los Angeles Department of Airports Rev., 4.00%, 5/15/39	10,000	10,052
Los Angeles Department of Airports Rev., 5.00%, 5/15/39	200,000	218,313
Los Angeles Department of Airports Rev., 4.00%, 5/15/40	75,000	75,094
Los Angeles Department of Airports Rev., 5.00%, 5/15/40	65,000	70,582
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/24	25,000	25,386
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/25	25,000	25,835
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/27	50,000	50,748
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/40	75,000	82,449
Los Angeles Department of Water & Power Water System Rev., 5.00%, 7/1/40	125,000	140,976
Los Angeles Unified School District GO, 3.00%, 7/1/35	45,000	41,156
Los Angeles Unified School District GO, 4.00%, 7/1/40	70,000	70,018
Los Angeles Unified School District GO, 5.00%, 7/1/40	225,000	230,104
Los Angeles Unified School District GO, 3.00%, 7/1/45	150,000	115,911
Los Rios Community College District GO, 3.00%, 8/1/25	15,000	14,924
Municipal Improvement Corp. of Los Angeles Rev., 5.00%, 11/1/24	80,000	81,665
30

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
Municipal Improvement Corp. of Los Angeles Rev., 5.00%, 11/1/31	$60,000	$63,587
Municipal Improvement Corp. of Los Angeles Rev., 4.00%, 11/1/33	95,000	97,238
Municipal Improvement Corp. of Los Angeles Rev., 4.00%, 11/1/35	100,000	101,264
Oakland Unified School District / Alameda County GO, 5.00%, 8/1/26 (AGM)	120,000	124,224
Peralta Community College District GO, 4.00%, 8/1/39	85,000	83,656
Perris Union High School District GO, 4.00%, 9/1/43 (AGM)	50,000	48,752
Riverside County Public Financing Authority Rev., 4.125%, 11/1/25, Prerefunded at 100% of Par(1)	10,000	10,242
Riverside Unified School District GO, 4.00%, 8/1/42	675,000	661,375
Sacramento City Financing Authority Rev., (Sacramento), 5.25%, 12/1/30 (Ambac)	100,000	111,771
Sacramento Municipal Utility District Rev., 5.00%, 8/15/39	50,000	54,645
San Diego Association of Governments Rev., 5.00%, 11/15/26	275,000	285,941
San Diego Community College District GO, 4.00%, 8/1/26, Prerefunded at 100% of Par(1)	45,000	46,528
San Diego Community College District GO, 5.00%, 8/1/26, Prerefunded at 100% of Par(1)	30,000	31,851
San Diego Community College District GO, 5.00%, 8/1/26, Prerefunded at 100% of Par(1)	30,000	31,851
San Diego Community College District GO, 5.00%, 8/1/27	10,000	10,604
San Diego Community College District GO, 5.00%, 8/1/28	40,000	42,443
San Diego Public Facilities Financing Authority Rev., (San Diego Sewer Utility Rev.), 5.00%, 5/15/29	35,000	37,043
San Diego Unified School District GO, 5.00%, 7/1/26	75,000	77,595
San Diego Unified School District GO, 5.25%, 7/1/28 (AGM)	35,000	38,920
San Diego Unified School District GO, Capital Appreciation, 0.00%, 7/1/30(2)	40,000	31,586
San Francisco Bay Area Rapid Transit District GO, 4.00%, 8/1/34	125,000	126,148
San Francisco Bay Area Rapid Transit District GO, 4.00%, 8/1/42	250,000	243,355
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/32	20,000	22,269
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/35	40,000	44,201
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/24	25,000	25,532
San Francisco Public Utilities Commission Water Rev., 4.00%, 11/1/35	10,000	10,052
Santa County Clara GO, 3.50%, 8/1/38	175,000	161,888
Santa County Clara GO, 3.25%, 8/1/39	50,000	44,078
State of California GO, 5.00%, 8/1/27	200,000	207,490
State of California GO, 5.00%, 8/1/28	5,000	5,382
State of California GO, 5.00%, 9/1/28	400,000	415,637
State of California GO, 5.00%, 4/1/30	5,000	5,645
State of California GO, 5.00%, 4/1/30	20,000	22,174
State of California GO, 5.00%, 9/1/31	50,000	52,747
State of California GO, 5.00%, 10/1/31	15,000	16,783
State of California GO, 5.00%, 11/1/31	900,000	902,223
31

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
State of California GO, 5.25%, 8/1/32 (AGM)	$230,000	$268,995
State of California GO, 4.00%, 9/1/32	110,000	112,515
State of California GO, 4.00%, 9/1/33	60,000	61,325
State of California GO, 4.00%, 9/1/33	300,000	306,627
State of California GO, 4.00%, 10/1/34	40,000	41,831
State of California GO, 5.00%, 3/1/35	70,000	78,178
State of California GO, 3.00%, 10/1/35	300,000	277,771
State of California GO, 4.00%, 10/1/35	200,000	209,200
State of California GO, 4.00%, 3/1/36	145,000	149,794
State of California GO, 4.00%, 10/1/36	50,000	51,328
State of California GO, 4.00%, 11/1/36	50,000	51,499
State of California GO, 4.00%, 8/1/37	100,000	100,697
State of California GO, 4.00%, 10/1/39	200,000	202,147
State of California Department of Water Resources Rev., 5.00%, 12/1/24, Prerefunded at 100% of Par(1)	135,000	138,299
Sweetwater Union High School District GO, 4.00%, 8/1/42	235,000	226,944
University of California Rev., 5.00%, 5/15/29	35,000	36,119
University of California Rev., 5.00%, 5/15/34	50,000	54,565
University of California Rev., 5.00%, 5/15/36	65,000	69,174
University of California Rev., 5.00%, 5/15/38	30,000	32,237
University of California Rev., 5.00%, 5/15/38	30,000	33,073
University of California Rev., 4.00%, 5/15/40	310,000	313,099
University of California Rev., 5.00%, 5/15/40	450,000	459,418
		13,043,563
Colorado — 1.4%
City & County of Denver GO, 5.00%, 8/1/30	325,000	368,094
City & County of Denver Airport System Rev., 5.00%, 11/15/23	50,000	50,162
City & County of Denver Airport System Rev., 5.00%, 11/15/24	30,000	30,611
E-470 Public Highway Authority Rev., Capital Appreciation, 0.00%, 9/1/24 (NATL)(2)	55,000	52,954
E-470 Public Highway Authority Rev., Capital Appreciation, 0.00%, 9/1/30 (NATL)(2)	80,000	61,292
Regional Transportation District COP, 4.00%, 6/1/40	140,000	133,553
Regional Transportation District Sales Tax Rev., 5.00%, 11/1/28	30,000	32,935
State of Colorado COP, 5.00%, 12/15/32	50,000	56,042
State of Colorado COP, 4.00%, 12/15/35	50,000	50,927
State of Colorado COP, 4.00%, 12/15/37	40,000	39,901
State of Colorado COP, 4.00%, 12/15/38	30,000	29,815
State of Colorado COP, 4.00%, 12/15/40	250,000	246,231
University of Colorado Rev., 4.00%, 6/1/43	80,000	76,937
		1,229,454
Connecticut — 2.2%
Connecticut State Health & Educational Facilities Authority Rev., (Quinnipiac University), 4.125%, 7/1/41	75,000	71,119
Connecticut State Health & Educational Facilities Authority Rev., (Sacred Heart University, Inc.), 5.00%, 7/1/42	400,000	407,492
State of Connecticut GO, 5.00%, 5/15/24	30,000	30,356
State of Connecticut GO, 5.00%, 4/15/25	25,000	25,702
State of Connecticut GO, 5.00%, 1/15/26	35,000	36,409
State of Connecticut GO, 4.00%, 1/15/31	50,000	53,034
State of Connecticut GO, 5.00%, 11/15/31	30,000	30,998
32

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
State of Connecticut GO, 3.00%, 1/15/32	$20,000	$19,021
State of Connecticut GO, 5.00%, 10/15/34	50,000	52,202
State of Connecticut GO, 4.00%, 1/15/37	75,000	76,148
State of Connecticut GO, 4.00%, 4/15/38	225,000	225,193
State of Connecticut, Special Tax Rev., 5.00%, 9/1/28	55,000	57,894
State of Connecticut, Special Tax Rev., 5.00%, 9/1/29	40,000	42,010
State of Connecticut, Special Tax Rev., 5.00%, 8/1/31	25,000	25,731
State of Connecticut, Special Tax Rev., 5.00%, 5/1/32	90,000	101,863
State of Connecticut, Special Tax Rev., 5.00%, 5/1/33	25,000	28,306
State of Connecticut, Special Tax Rev., 5.00%, 10/1/33	60,000	65,064
State of Connecticut, Special Tax Rev., 5.00%, 5/1/37	75,000	81,574
State of Connecticut, Special Tax Rev., 4.00%, 11/1/39	70,000	69,573
State of Connecticut, Special Tax Rev., 3.125%, 5/1/40	75,000	62,313
State of Connecticut, Special Tax Rev., 5.00%, 5/1/41	210,000	226,764
University of Connecticut Rev., 4.00%, 4/15/38	95,000	93,425
		1,882,191
District of Columbia — 4.5%
District of Columbia GO, 5.00%, 10/15/30	100,000	110,657
District of Columbia GO, 5.00%, 6/1/31	120,000	121,375
District of Columbia GO, 5.00%, 6/1/33	60,000	60,675
District of Columbia GO, 5.00%, 6/1/35	265,000	279,252
District of Columbia GO, 5.00%, 6/1/36	100,000	104,974
District of Columbia Rev., (Georgetown University), 5.00%, 4/1/32	10,000	10,502
District of Columbia Rev., (Georgetown University), 5.00%, 4/1/33	25,000	26,263
District of Columbia Rev., (Georgetown University), 5.00%, 4/1/34	350,000	367,810
District of Columbia Rev., (Income Tax Revenue), 4.00%, 3/1/37	360,000	362,519
District of Columbia Rev., (Income Tax Revenue), 5.00%, 3/1/38	100,000	108,997
District of Columbia Rev., (Income Tax Revenue), 4.00%, 3/1/40	1,165,000	1,147,838
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/1/36	200,000	208,719
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/1/37	25,000	25,963
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/15/37	85,000	92,662
Washington Metropolitan Area Transit Authority Rev., 4.00%, 7/15/38	480,000	483,072
Washington Metropolitan Area Transit Authority Rev., 4.00%, 7/15/39	165,000	165,082
Washington Metropolitan Area Transit Authority Rev., 4.00%, 7/15/40	215,000	212,961
		3,889,321
Florida — 4.5%
Broward County Airport System Rev., 4.00%, 10/1/42	275,000	264,333
Broward County Water & Sewer Utility Rev., 5.00%, 10/1/38	15,000	16,195
Central Florida Expressway Authority Rev., 4.00%, 7/1/31	10,000	10,100
Central Florida Expressway Authority Rev., 4.00%, 7/1/35	180,000	180,227
Central Florida Expressway Authority Rev., 3.25%, 7/1/36	60,000	54,357
Central Florida Expressway Authority Rev., 4.00%, 7/1/37	95,000	92,785
Central Florida Expressway Authority Rev., 4.00%, 7/1/38	65,000	63,605
33

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
Central Florida Expressway Authority Rev., 4.00%, 7/1/41	$135,000	$127,097
Florida Municipal Power Agency Rev., (Florida Municipal Power Agency All-Requirements Power Supply Project Rev.), 5.00%, 10/1/28	160,000	167,420
Gainesville Utilities System Rev. Rev., 5.00%, 10/1/37	55,000	57,756
Hillsborough County School Board COP, 5.00%, 7/1/26	105,000	107,376
JEA Water & Sewer System Rev., 4.00%, 10/1/39	300,000	297,650
Miami-Dade County GO, 4.00%, 7/1/33	50,000	50,188
Miami-Dade County Aviation Rev., 5.00%, 10/1/28	50,000	52,328
Miami-Dade County Aviation Rev., 5.00%, 10/1/37	85,000	85,611
Miami-Dade County Transit System Rev., 4.00%, 7/1/38	65,000	64,970
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/23	10,000	10,011
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/24	50,000	50,842
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/32	130,000	133,182
Miami-Dade County Water & Sewer System Rev., 4.00%, 10/1/36	500,000	502,395
Miami-Dade County Water & Sewer System Rev., 4.00%, 10/1/38	140,000	140,198
Miami-Dade County Water & Sewer System Rev., 3.125%, 10/1/39	25,000	20,683
Orange County Convention Center Rev., 4.00%, 10/1/36	50,000	49,646
Orange County Convention Center/Orlando Rev., 5.00%, 10/1/24	80,000	81,010
Orange County School Board COP, 5.00%, 8/1/33	50,000	52,602
Orange County School Board COP, 5.00%, 8/1/34	90,000	94,555
Palm Beach County School District COP, 5.00%, 8/1/29	130,000	140,779
Palm Beach County School District COP, 5.00%, 8/1/31	110,000	112,641
Port State Lucie Utility System Rev., 4.00%, 9/1/36	130,000	130,113
School Board of Miami-Dade County COP, 5.00%, 2/1/25	60,000	61,362
School Board of Miami-Dade County COP, 5.00%, 2/1/27	80,000	82,809
School Board of Miami-Dade County COP, 5.00%, 2/1/29	60,000	61,896
School Board of Miami-Dade County COP, 5.00%, 5/1/30	60,000	61,187
School Board of Miami-Dade County COP, 5.00%, 5/1/32	80,000	81,621
School District of Broward County COP, 5.00%, 7/1/32	25,000	27,694
Tampa Bay Water Rev., 5.50%, 10/1/24 (NATL)	55,000	56,208
Tampa-Hillsborough County Expressway Authority Rev., 4.00%, 7/1/42	250,000	234,962
		3,878,394
Georgia — 2.0%
Atlanta Department of Aviation Rev., 5.00%, 7/1/27	10,000	10,653
Atlanta Water & Wastewater Rev., 5.75%, 11/1/30 (AGM)	10,000	11,783
Atlanta Water & Wastewater Rev., 5.00%, 11/1/40	15,000	15,288
DeKalb County Water & Sewerage Rev., 5.25%, 10/1/32 (AGM)	75,000	79,525
Fulton County Water & Sewerage Rev., 3.00%, 1/1/40	150,000	124,742
Georgia State Road & Tollway Authority Rev., 5.00%, 6/1/30	80,000	90,100
Gwinnett County School District GO, 4.00%, 2/1/37	200,000	205,596
Metropolitan Atlanta Rapid Transit Authority Rev., 5.00%, 7/1/33	310,000	325,550
Metropolitan Atlanta Rapid Transit Authority Rev., 3.25%, 7/1/37	45,000	41,037
Metropolitan Atlanta Rapid Transit Authority Rev., 3.25%, 7/1/39	260,000	232,330
34

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
Private Colleges & Universities Authority Rev., (Emory University), 5.00%, 9/1/29	$20,000	$22,290
Private Colleges & Universities Authority Rev., (Emory University), 4.00%, 9/1/38	250,000	254,655
Private Colleges & Universities Authority Rev., (Emory University), 4.00%, 9/1/39	50,000	50,731
Private Colleges & Universities Authority Rev., (Emory University), 4.00%, 9/1/41	235,000	236,877
		1,701,157
Hawaii — 0.7%
City & County Honolulu Wastewater System Rev., 3.00%, 7/1/41	90,000	73,441
City & County of Honolulu GO, 5.00%, 3/1/25	45,000	46,099
City & County of Honolulu GO, 5.00%, 9/1/30	185,000	201,417
City & County of Honolulu GO, 5.00%, 3/1/31	45,000	50,538
State of Hawaii GO, 5.00%, 10/1/30	60,000	64,235
State of Hawaii GO, 5.00%, 1/1/36	35,000	37,352
State of Hawaii GO, 3.00%, 4/1/36	30,000	27,324
State of Hawaii GO, 4.00%, 5/1/36	10,000	10,083
State of Hawaii GO, 5.00%, 1/1/38	75,000	78,940
State of Hawaii Airports System Rev., 5.00%, 7/1/33	35,000	38,635
		628,064
Idaho — 0.2%
Idaho Housing & Finance Association Rev., 4.00%, 7/15/38	160,000	155,678
Illinois — 6.7%
Chicago GO, 5.00%, 1/1/34	65,000	69,543
Chicago GO, 5.00%, 1/1/34	200,000	212,530
Chicago GO, 4.00%, 1/1/36	145,000	138,629
Chicago O'Hare International Airport Rev., 5.00%, 1/1/30	45,000	45,700
Chicago O'Hare International Airport Rev., 5.00%, 1/1/31	100,000	101,511
Chicago O'Hare International Airport Rev., 5.00%, 1/1/32	25,000	25,806
Chicago O'Hare International Airport Rev., 5.00%, 1/1/32	170,000	172,578
Chicago O'Hare International Airport Rev., 5.00%, 1/1/34	25,000	25,787
Chicago O'Hare International Airport Rev., 5.00%, 1/1/35	90,000	94,135
Chicago O'Hare International Airport Rev., 5.00%, 1/1/36	115,000	118,050
Chicago O'Hare International Airport Rev., 4.00%, 1/1/37	100,000	100,246
Chicago O'Hare International Airport Rev., 5.00%, 1/1/37	160,000	165,604
Chicago Waterworks Rev., 5.00%, 11/1/39	340,000	342,071
Cook County Sales Tax Rev., 4.00%, 11/15/40	285,000	276,414
Cook County Sales Tax Rev., 4.00%, 11/15/41	100,000	96,588
Illinois Finance Authority Rev., (DePaul University), 4.00%, 10/1/40	135,000	127,254
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 5.00%, 7/1/32	115,000	121,991
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 5.00%, 7/1/35	25,000	26,363
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 4.00%, 7/1/38	90,000	89,394
Illinois Municipal Electric Agency Rev., 5.00%, 2/1/26	150,000	153,967
Illinois Municipal Electric Agency Rev., 5.00%, 2/1/29	140,000	143,469
Illinois Municipal Electric Agency Rev., 4.00%, 2/1/33	240,000	238,928
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/28	20,000	21,484
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/30	25,000	27,665
35

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/30	$135,000	$149,389
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/31	30,000	33,189
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/37	1,000,000	1,002,441
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/40	135,000	137,630
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/41	75,000	76,741
Illinois State Toll Highway Authority Rev., 4.00%, 1/1/42	135,000	130,410
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/1/25	100,000	103,454
Northern Illinois Municipal Power Agency Rev., 4.00%, 12/1/41	100,000	93,635
Sales Tax Securitization Corp. Rev., 5.00%, 1/1/27	55,000	57,500
Sales Tax Securitization Corp. Rev., 5.50%, 1/1/32	10,000	10,953
Sales Tax Securitization Corp. Rev., 5.00%, 1/1/37 (BAM)	150,000	159,549
Sales Tax Securitization Corp. Rev., 4.00%, 1/1/40 (BAM)	135,000	130,315
Sales Tax Securitization Corp. Rev., 5.00%, 1/1/43	150,000	154,181
Springfield Electric Rev., 4.00%, 3/1/40 (AGM)	20,000	18,947
State of Illinois GO, 5.00%, 2/1/26	40,000	41,188
State of Illinois GO, 5.00%, 2/1/27	200,000	200,613
State of Illinois GO, 5.00%, 10/1/31	100,000	108,766
State of Illinois GO, 5.00%, 3/1/34	40,000	42,978
State of Illinois GO, 5.00%, 5/1/35	35,000	35,102
State of Illinois GO, 4.00%, 11/1/38	20,000	19,083
State of Illinois GO, 5.00%, 5/1/39	150,000	150,026
State of Illinois GO, 5.50%, 5/1/39	15,000	16,110
State of Illinois Rev., 5.00%, 6/15/26	15,000	15,013
		5,822,920
Indiana — 0.7%
Indiana Finance Authority Rev., (CWA Authority, Inc.), 4.00%, 10/1/36	390,000	393,448
Indiana Municipal Power Agency Rev., 5.00%, 1/1/33	50,000	51,670
Indiana Municipal Power Agency Rev., 4.00%, 1/1/42	200,000	188,660
		633,778
Kentucky — 0.1%
Kentucky Asset Liability Commission Rev., 5.00%, 9/1/26	50,000	50,747
Kentucky State Property & Building Commission Rev., (Kentucky Finance and Administration Cabinet), 5.00%, 11/1/25	50,000	51,705
		102,452
Louisiana — 0.2%
East Baton Rouge Sewerage Commission Rev., 5.00%, 2/1/25, Prerefunded at 100% of Par(1)	85,000	87,048
State of Louisiana GO, 5.00%, 8/1/27	75,000	78,902
		165,950
Maryland — 2.1%
Montgomery County GO, 5.00%, 11/1/24	35,000	35,676
Prince County George's GO, 5.00%, 7/15/31	100,000	109,149
State of Maryland GO, 5.00%, 3/15/25	25,000	25,669
State of Maryland GO, 5.00%, 8/1/27	500,000	537,867
State of Maryland GO, 5.00%, 3/15/29	25,000	27,681
State of Maryland GO, 5.00%, 8/1/30	15,000	16,979
State of Maryland GO, 5.00%, 3/15/31	25,000	26,610
State of Maryland GO, 3.25%, 3/15/32	25,000	24,829
State of Maryland GO, 5.00%, 8/1/35	105,000	117,423
36

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
State of Maryland GO, 5.00%, 6/1/36	$150,000	$170,153
State of Maryland Department of Transportation Rev., 2.125%, 10/1/31	70,000	62,063
State of Maryland Department of Transportation Rev., 4.00%, 10/1/32	690,000	708,984
		1,863,083
Massachusetts — 3.1%
Massachusetts GO, 5.50%, 8/1/30 (Ambac)	150,000	171,667
Massachusetts GO, 5.00%, 9/1/30	10,000	11,107
Massachusetts GO, 5.00%, 5/1/31	165,000	166,639
Massachusetts GO, 5.00%, 2/1/35	50,000	53,009
Massachusetts GO, 3.00%, 7/1/35	100,000	92,878
Massachusetts GO, 5.00%, 9/1/37	50,000	53,437
Massachusetts GO, 4.00%, 12/1/39	50,000	49,820
Massachusetts GO, 4.00%, 11/1/40	275,000	274,392
Massachusetts GO, 5.00%, 11/1/41	55,000	57,516
Massachusetts GO, 4.00%, 4/1/42	645,000	635,837
Massachusetts GO, 5.00%, 11/1/45	75,000	79,644
Massachusetts GO, 5.00%, 11/1/50	75,000	79,138
Massachusetts Bay Transportation Authority Rev., 0.00%, Capital Appreciation, 7/1/31(2)	500,000	366,938
Massachusetts Development Finance Agency Rev., (Northeastern University), 5.00%, 3/1/39	75,000	75,387
Massachusetts Development Finance Agency Rev., (President and Fellows of Harvard College), 5.00%, 10/15/29	10,000	11,239
Massachusetts Development Finance Agency Rev., (Suffolk University), 4.00%, 7/1/39	105,000	94,353
Massachusetts School Building Authority Rev., 5.00%, 11/15/33	25,000	26,388
Massachusetts School Building Authority Rev., 5.00%, 8/15/37	60,000	61,448
Massachusetts Transportation Fund Rev., 5.00%, 6/1/25	150,000	154,532
Massachusetts Transportation Trust Fund Metropolitan Highway System Rev., 5.00%, 1/1/33	155,000	169,149
		2,684,518
Michigan — 3.0%
Michigan Finance Authority Rev., (Detroit Public Lighting Authority Utility Users Tax Rev.), 5.00%, 7/1/39	165,000	163,742
Michigan Finance Authority Rev., (Detroit), 4.50%, 10/1/29	170,000	167,671
Michigan Finance Authority Rev., (Great Lakes Water Authority Sewage Disposal System Rev.), 5.00%, 7/1/26 (AGM)	25,000	25,278
Michigan State Building Authority Rev., 5.00%, 10/15/29	1,320,000	1,322,007
Michigan State Building Authority Rev., 5.00%, 4/15/30	30,000	30,881
Michigan State Building Authority Rev., 5.00%, 10/15/30	10,000	10,474
State of Michigan Rev., 5.00%, 3/15/24	220,000	221,730
State of Michigan Trunk Line Rev., 5.00%, 11/15/29	75,000	83,240
State of Michigan Trunk Line Rev., 4.00%, 11/15/37	25,000	25,209
State of Michigan Trunk Line Rev., 4.00%, 11/15/37	75,000	75,700
State of Michigan Trunk Line Rev., 4.00%, 11/15/41	270,000	266,847
University of Michigan Rev., 5.00%, 4/1/26, Prerefunded at 100% of Par(1)	20,000	20,956
Wayne County Airport Authority Rev., (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/40	200,000	202,742
		2,616,477
37

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
Minnesota — 0.2%
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/27	$30,000	$31,701
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/28	25,000	26,415
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/30	20,000	21,075
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/31	100,000	105,262
		184,453
Mississippi†
State of Mississippi GO, 5.00%, 10/1/27, Prerefunded at 100% of Par(1)	25,000	26,915
Missouri — 0.4%
Missouri Joint Municipal Electric Utility Commission Rev., 5.00%, 12/1/40	275,000	278,281
Springfield School District No. R-12 GO, 3.00%, 3/1/39	20,000	16,646
St. Louis Airport Rev., 5.50%, 7/1/28 (NATL)	25,000	27,510
		322,437
Nebraska — 1.4%
Omaha Public Power District Rev., 5.00%, 2/1/31	30,000	32,841
Omaha Public Power District Rev., 4.00%, 2/1/39	1,210,000	1,194,574
		1,227,415
Nevada — 1.4%
Clark County Passenger Facility Charge Rev., 5.00%, 7/1/33	55,000	59,769
Clark County School District GO, 5.00%, 6/15/26	15,000	15,516
Clark County School District GO, 5.00%, 6/15/27	125,000	129,355
Las Vegas Convention & Visitors Authority Rev., (Clark County & City of Las Vegas Combined Room Tax Rev.), 5.00%, 7/1/43	500,000	516,396
Las Vegas Valley Water District GO, 4.00%, 6/1/39	200,000	198,975
State of Nevada Highway Improvement Rev., 5.00%, 12/1/25	50,000	51,946
State of Nevada Highway Improvement Rev., 5.00%, 12/1/26	45,000	47,071
State of Nevada Highway Improvement Rev., 5.00%, 12/1/27	50,000	52,287
State of Nevada Highway Improvement Rev., 5.00%, 12/1/31	105,000	110,739
Truckee Meadows Water Authority Rev., 5.00%, 7/1/34	25,000	25,983
		1,208,037
New Jersey — 3.4%
Garden State Preservation Trust Rev., 5.75%, 11/1/28 (AGM)	25,000	26,692
Garden State Preservation Trust Rev., Capital Appreciation, 0.00%, 11/1/28 (AGM)(2)	5,000	4,162
Hudson County Improvement Authority Rev., 4.00%, 10/1/46	100,000	95,846
Hudson County Improvement Authority Rev., 4.00%, 10/1/51	150,000	140,918
New Jersey Economic Development Authority Rev., (New Jersey Transit Corp.), 4.00%, 11/1/25	30,000	30,232
New Jersey Economic Development Authority Rev., (New Jersey Transit Corp.), 5.00%, 11/1/26	50,000	52,355
New Jersey Economic Development Authority Rev., (New Jersey Transit Corp.), 4.00%, 11/1/27	25,000	25,534
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.00%, 6/15/25, Prerefunded at 100% of Par(1)	20,000	20,649
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.00%, 6/15/25, Prerefunded at 100% of Par(1)	25,000	25,811
38

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.25%, 6/15/26	$95,000	$95,498
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.00%, 12/15/26, Prerefunded at 100% of Par(1)	140,000	148,335
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.50%, 12/15/26, Prerefunded at 100% of Par(1)	20,000	21,500
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.00%, 6/15/27, Prerefunded at 100% of Par(1)	25,000	25,912
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.375%, 6/15/27	25,000	25,221
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.00%, 6/15/27, Prerefunded at 100% of Par(1)	90,000	96,477
New Jersey Educational Facilities Authority Rev., (Montclair State University, Inc.), 5.00%, 7/1/39	20,000	20,120
New Jersey Educational Facilities Authority Rev., (State of New Jersey), 5.00%, 9/1/36	55,000	56,365
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/27	5,000	5,203
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/27	25,000	26,641
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/27	35,000	37,297
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/30	25,000	26,019
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/30	100,000	109,632
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/31	140,000	145,554
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/35	50,000	53,132
New Jersey Transportation Trust Fund Authority Rev., (State of New Jersey), 4.25%, 6/15/40	850,000	852,814
New Jersey Turnpike Authority Rev., 5.00%, 1/1/30	285,000	288,125
New Jersey Turnpike Authority Rev., 5.00%, 1/1/31	15,000	16,092
New Jersey Turnpike Authority Rev., 5.00%, 1/1/31	20,000	21,456
New Jersey Turnpike Authority Rev., 5.00%, 1/1/32	10,000	10,720
New Jersey Turnpike Authority Rev., 5.00%, 1/1/33	25,000	26,317
New Jersey Turnpike Authority Rev., 4.00%, 1/1/34	25,000	25,587
New Jersey Turnpike Authority Rev., 5.00%, 1/1/34	25,000	26,277
New Jersey Turnpike Authority Rev., 4.00%, 1/1/35	95,000	96,781
New Jersey Turnpike Authority Rev., 5.00%, 1/1/35	10,000	10,702
New Jersey Turnpike Authority Rev., 5.00%, 1/1/36	10,000	10,635
New Jersey Turnpike Authority Rev., 3.25%, 1/1/38	30,000	25,959
New Jersey Turnpike Authority Rev., 5.00%, 1/1/40	15,000	15,662
State of New Jersey GO, 5.00%, 6/1/28	50,000	54,179
State of New Jersey GO, 4.00%, 6/1/30	100,000	104,368
State of New Jersey GO, 4.00%, 6/1/31	25,000	26,192
State of New Jersey GO, 4.00%, 6/1/33	40,000	40,015
State of New Jersey GO, 4.00%, 6/1/34	20,000	20,165
		2,987,151
39

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
New Mexico — 0.1%
State of New Mexico Severance Tax Permanent Fund Rev., 5.00%, 7/1/31	$45,000	$51,215
New York — 15.1%
Dutchess County Local Development Corp. Rev., (Vassar College), 5.00%, 7/1/42	20,000	20,607
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/28	25,000	26,624
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/29	60,000	63,802
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/32	20,000	21,198
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/37	160,000	167,179
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/42	30,000	31,044
Long Island Power Authority Rev., 5.00%, 9/1/33	55,000	59,879
Long Island Power Authority Rev., 5.00%, 9/1/38	100,000	105,662
Long Island Power Authority Rev., 5.00%, 9/1/39	350,000	354,070
Long Island Power Authority Rev., 5.00%, 9/1/41	165,000	170,297
Metropolitan Transportation Authority Rev., 5.00%, 11/15/25	110,000	112,977
Metropolitan Transportation Authority Rev., 4.00%, 11/15/36	40,000	39,105
Metropolitan Transportation Authority Rev., 5.00%, 11/15/37	40,000	40,309
Metropolitan Transportation Authority Rev., 4.00%, 11/15/41 (AGM)	220,000	212,845
Metropolitan Transportation Authority Rev., 5.00%, 11/15/41	100,000	100,869
Metropolitan Transportation Authority Rev., 4.25%, 11/15/42	135,000	128,106
Metropolitan Transportation Authority Rev., 5.00%, 11/15/44 (AGM)	25,000	25,789
Metropolitan Transportation Authority Rev., (Metropolitan Transportation Authority Dedicated Tax Fund), 5.25%, 11/15/33	25,000	27,089
Metropolitan Transportation Authority Rev., (Metropolitan Transportation Authority Dedicated Tax Fund), 5.25%, 11/15/35	25,000	26,392
Nassau County GO, 5.00%, 10/1/27	80,000	86,510
New York City GO, 5.00%, 8/1/25	165,000	167,691
New York City GO, 5.00%, 8/1/25	200,000	206,765
New York City GO, 5.00%, 8/1/26	25,000	26,320
New York City GO, 5.00%, 8/1/27	100,000	107,230
New York City GO, 5.00%, 8/1/28	10,000	10,765
New York City GO, 5.25%, 10/1/30	50,000	53,969
New York City GO, 5.00%, 8/1/37	105,000	108,040
New York City GO, 5.00%, 12/1/38	30,000	31,672
New York City GO, 4.00%, 8/1/39	360,000	354,160
New York City GO, 4.00%, 8/1/41	400,000	389,584
New York City GO, 5.00%, 12/1/41	80,000	82,292
New York City GO, 5.00%, 9/1/42	185,000	198,276
New York City Industrial Development Agency Rev., (Yankee Stadium LLC), 4.00%, 3/1/45 (AGM)	100,000	93,430
New York City Transitional Finance Authority Building Aid Rev., 5.00%, 7/15/29	25,000	26,824
New York City Transitional Finance Authority Building Aid Rev., 5.00%, 7/15/35	25,000	26,604
New York City Transitional Finance Authority Building Aid Rev., 4.00%, 7/15/36	50,000	50,322
New York City Transitional Finance Authority Future Tax Secured Rev., 4.00%, 11/1/36	155,000	156,534
New York City Transitional Finance Authority Future Tax Secured Rev., 4.00%, 11/1/37	130,000	130,339
40

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
New York City Transitional Finance Authority Future Tax Secured Rev., 4.00%, 11/1/38	$50,000	$49,898
New York City Transitional Finance Authority Future Tax Secured Rev., 4.00%, 8/1/41	75,000	73,834
New York Convention Center Development Corp. Rev., (New York City Hotel Unit Fee Rev.), 5.00%, 11/15/40	75,000	76,025
New York State Dormitory Authority Rev., (Icahn School of Medicine at Mount Sinai), 5.00%, 7/1/40	115,000	115,768
New York State Dormitory Authority Rev., (New York University), 5.00%, 7/1/34	75,000	77,084
New York State Dormitory Authority Rev., (New York University), 4.00%, 7/1/36	50,000	50,348
New York State Dormitory Authority Rev., (New York University), 5.00%, 7/1/36	100,000	103,838
New York State Dormitory Authority Rev., (New York University), 5.00%, 7/1/39	10,000	10,324
New York State Dormitory Authority Rev., (New York University), 4.00%, 7/1/40	285,000	274,938
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 2/15/24(1)	60,000	60,457
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/26	35,000	36,058
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 2/15/30	100,000	106,748
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/30	500,000	542,578
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	40,000	43,391
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	40,000	44,945
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	100,000	109,674
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 2/15/37	75,000	75,733
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 2/15/38	65,000	65,007
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 2/15/39	200,000	198,407
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/39	25,000	26,508
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/40	100,000	98,610
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 2/15/41	125,000	131,977
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 3.00%, 3/15/41	530,000	427,287
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 2/15/42	100,000	103,484
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/32	75,000	75,554
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/33	60,000	62,690
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/34	165,000	169,825
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/36	50,000	53,065
41

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/40	$105,000	$110,433
New York State Dormitory Authority Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/42	25,000	26,057
New York State Dormitory Authority Rev., (Trustees of Columbia University in the New York City), 5.00%, 10/1/38	70,000	75,087
New York State Thruway Authority Rev., 5.00%, 1/1/26	40,000	40,185
New York State Thruway Authority Rev., 5.00%, 1/1/29	100,000	101,908
New York State Thruway Authority Rev., 4.00%, 1/1/38	100,000	98,392
New York State Thruway Authority Rev., 4.00%, 1/1/39	100,000	96,761
New York State Thruway Authority Rev., 4.00%, 1/1/40	35,000	33,912
New York State Thruway Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/37	100,000	100,459
New York State Thruway Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/40	120,000	130,080
New York State Thruway Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/41	25,000	24,098
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/24, Prerefunded at 100% of Par(1)	30,000	30,272
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/26	55,000	57,440
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/26, Prerefunded at 100% of Par(1)	115,000	120,227
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/29	65,000	67,042
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/31	25,000	26,678
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/31	50,000	51,946
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/31	110,000	110,813
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	25,000	27,974
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/34	150,000	156,267
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/34	60,000	60,431
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/35	25,000	27,678
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/36	50,000	53,804
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/37	30,000	30,328
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/37	85,000	85,378
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/38	200,000	214,870
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/39	60,000	63,492
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/41	65,000	63,832
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/41	50,000	53,073
42

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/41	$110,000	$116,332
New York State Urban Development Corp. Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/36	15,000	16,287
New York State Urban Development Corp. Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/36	140,000	157,050
New York State Urban Development Corp. Rev., (State of New York Sales Tax Rev.), 4.00%, 3/15/39	1,390,000	1,386,751
New York State Urban Development Corp. Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/39	70,000	74,526
New York State Urban Development Corp. Rev., (State of New York Sales Tax Rev.), 4.00%, 3/15/43	75,000	72,589
Port Authority of New York & New Jersey Rev., 5.00%, 7/15/29	10,000	10,872
Port Authority of New York & New Jersey Rev., 5.00%, 10/15/31	5,000	5,168
Port Authority of New York & New Jersey Rev., 5.00%, 7/15/33	15,000	16,840
Port Authority of New York & New Jersey Rev., 5.00%, 7/15/34	425,000	459,817
Port Authority of New York & New Jersey Rev., 5.00%, 7/15/35	40,000	44,278
Port Authority of New York & New Jersey Rev., 4.00%, 7/15/37	100,000	100,843
Sales Tax Asset Receivable Corp. Rev., 5.00%, 10/15/24, Prerefunded at 100% of Par(1)	10,000	10,185
Sales Tax Asset Receivable Corp. Rev., 5.00%, 10/15/24(1)	50,000	50,927
Suffolk County Water Authority Rev., 3.00%, 6/1/32	10,000	9,898
Suffolk County Water Authority Rev., 3.25%, 6/1/43	15,000	12,671
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/23	100,000	100,314
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/25	20,000	20,757
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/27	60,000	63,671
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/27	80,000	86,132
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/28	50,000	54,776
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/34	95,000	100,288
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/37	200,000	208,587
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/38	50,000	52,056
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/41	100,000	102,872
Utility Debt Securitization Authority Rev., 5.00%, 12/15/25	35,000	35,135
Utility Debt Securitization Authority Rev., 5.00%, 6/15/27	40,000	41,300
Utility Debt Securitization Authority Rev., 5.00%, 6/15/28	25,000	26,218
Utility Debt Securitization Authority Rev., 5.00%, 12/15/32	85,000	88,281
Utility Debt Securitization Authority Rev., 5.00%, 12/15/33	25,000	25,954
Utility Debt Securitization Authority Rev., 5.00%, 12/15/34	85,000	88,956
Utility Debt Securitization Authority Rev., 5.00%, 12/15/36	50,000	51,607
		13,136,080
North Carolina — 0.8%
Charlotte Water & Sewer System Rev., 5.00%, 7/1/40	25,000	25,479
North Carolina Municipal Power Agency No. 1 Rev., 5.00%, 1/1/31	50,000	51,417
North Carolina Turnpike Authority Rev., 0.00%, Capital Appreciation, 1/1/41(2)	500,000	229,036
State of North Carolina GO, 5.00%, 6/1/29	60,000	66,832
State of North Carolina Rev., 5.00%, 3/1/30	10,000	10,992
State of North Carolina Rev., 5.00%, 3/1/33	115,000	126,101
Wake County GO, 5.00%, 3/1/24	160,000	161,384
		671,241
43

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
Ohio — 2.5%
American Municipal Power, Inc. Rev., 5.00%, 2/15/33	$90,000	$98,712
American Municipal Power, Inc. Rev., 5.00%, 2/15/35	100,000	108,955
American Municipal Power, Inc. Rev., 4.00%, 2/15/36	45,000	44,844
American Municipal Power, Inc. Rev., 4.00%, 2/15/37	435,000	427,126
American Municipal Power, Inc. Rev., 4.00%, 2/15/38	50,000	48,563
American Municipal Power, Inc. Rev., 5.00%, 2/15/42	400,000	401,354
Cincinnati City School District GO, 5.25%, 12/1/29 (NATL)	15,000	16,844
Cincinnati City School District GO, 5.25%, 12/1/30 (NATL)	30,000	34,123
Cincinnati City School District GO, 5.25%, 12/1/31 (NATL)	5,000	5,773
Hamilton County Sales Tax Rev. Rev., 4.00%, 12/1/32	450,000	453,811
Northeast Ohio Regional Sewer District Rev., 3.00%, 11/15/39	230,000	191,189
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 12/1/36	75,000	82,162
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 12/1/39	100,000	108,418
Rickenbacker Port Authority Rev., 5.375%, 1/1/32	45,000	50,324
State of Ohio GO, 5.00%, 8/1/24	30,000	30,447
State of Ohio Rev., 5.00%, 12/15/23	55,000	55,248
		2,157,893
Oklahoma — 0.6%
Cleveland County Educational Facilities Authority Rev., (Cleveland County Independent School District No. 2 Moore), 4.00%, 6/1/31	80,000	83,815
Grand River Dam Authority Rev., 5.00%, 6/1/25	250,000	256,527
Oklahoma Turnpike Authority Rev., 5.00%, 1/1/30	175,000	194,820
		535,162
Oregon — 0.5%
Deschutes Public Library District GO, 3.00%, 12/1/41	100,000	79,956
Multnomah County School District No. 1 Portland GO, 5.00%, 6/15/24 (SCH BD GTY)	25,000	25,323
Oregon State Lottery Rev., 5.00%, 4/1/27	175,000	179,559
State of Oregon Department of Transportation Rev., 5.00%, 11/15/23	30,000	30,098
State of Oregon Department of Transportation Rev., 5.00%, 11/15/24, Prerefunded at 100% of Par(1)	65,000	66,297
Washington & Multnomah Counties School District No. 48J Beaverton GO, 5.00%, 6/15/24, Prerefunded at 100% of Par (SCH BD GTY)(1)	35,000	35,439
		416,672
Pennsylvania — 4.3%
Commonwealth of Pennsylvania COP, 5.00%, 7/1/43	100,000	103,095
Delaware Valley Regional Finance Authority Rev., 5.50%, 8/1/28 (Ambac)	20,000	22,027
Delaware Valley Regional Finance Authority Rev., 5.75%, 7/1/32	25,000	29,975
Montgomery County Higher Education and Health Authority Rev., (Thomas Jefferson University Obligated Group), 5.00%, 9/1/33	175,000	185,971
Montgomery County Higher Education and Health Authority Rev., (Thomas Jefferson University Obligated Group), 4.00%, 9/1/34	300,000	296,230
Northampton County General Purpose Authority Rev., (Lafayette College), 5.00%, 11/1/34	100,000	105,556
44

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
Pennsylvania GO, 5.00%, 1/1/24	$25,000	$25,132
Pennsylvania GO, 5.00%, 9/15/24	100,000	101,706
Pennsylvania GO, 5.00%, 1/1/28	5,000	5,311
Pennsylvania GO, 4.00%, 5/1/33	220,000	229,041
Pennsylvania GO, 3.00%, 9/15/36	80,000	70,351
Pennsylvania GO, 3.00%, 5/1/38	25,000	20,791
Pennsylvania GO, 2.00%, 5/1/39	30,000	20,509
Pennsylvania Higher Educational Facilities Authority Rev., (Trustees of the University of Pennsylvania), 4.00%, 8/15/41	1,000,000	970,498
Pennsylvania State Public School Building Authority Rev., (School District of Philadelphia), 5.00%, 6/1/29 (AGM)	30,000	32,933
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/23	30,000	30,107
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/40	1,025,000	1,044,854
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/41	30,000	30,565
Philadelphia GO, 4.00%, 8/1/35	20,000	20,086
Philadelphia Authority for Industrial Development Rev., (Thomas Jefferson University Obligated Group), 4.00%, 9/1/42	170,000	158,812
Philadelphia Gas Works Co Rev., 5.00%, 8/1/50 (AGM)	100,000	103,775
Philadelphia Water & Wastewater Rev. Rev., 5.00%, 10/1/42	90,000	93,307
		3,700,632
Rhode Island — 1.2%
Rhode Island Health & Educational Building Corp. Rev., (Brown University), 4.00%, 9/1/37	1,000,000	1,003,405
South Carolina — 1.0%
Charleston Educational Excellence Finance Corp. Rev., (Charleston County School District), 5.00%, 12/1/23, Prerefunded at 100% of Par(1)	30,000	30,121
Charleston Educational Excellence Finance Corp. Rev., (Charleston County School District), 5.00%, 12/1/26	500,000	502,018
South Carolina Public Service Authority Rev., 5.00%, 12/1/26	50,000	50,617
South Carolina Public Service Authority Rev., 5.00%, 12/1/30	120,000	123,661
South Carolina Public Service Authority Rev., 5.00%, 12/1/36	25,000	25,418
South Carolina Public Service Authority Rev., 3.00%, 12/1/41	50,000	38,796
South Carolina Public Service Authority Rev., 4.00%, 12/1/42	60,000	56,005
		826,636
Tennessee — 0.1%
Metropolitan Government of Nashville & Davidson County GO, 5.00%, 1/1/26	50,000	52,030
Texas — 9.2%
Austin GO, 2.95%, 9/1/27	25,000	24,514
Bexar County GO, 4.00%, 6/15/41	75,000	73,059
Bexar County GO, 5.00%, 6/15/42	400,000	415,446
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/24	30,000	30,458
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/24	35,000	35,534
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/25	50,000	51,633
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/26	25,000	26,291
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/38	445,000	474,329
45

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
Board of Regents of the University of Texas System Rev., 4.00%, 8/15/42	$245,000	$240,921
Central Texas Regional Mobility Authority Rev., 3.375%, 1/1/41	35,000	29,366
Central Texas Turnpike System Rev., 4.00%, 8/15/38	360,000	333,701
Central Texas Turnpike System Rev., 5.00%, 8/15/39	90,000	94,529
Cypress-Fairbanks Independent School District GO, 5.00%, 2/15/24 (PSF-GTD)	80,000	80,592
Dallas GO, 5.00%, 2/15/27	655,000	659,121
Dallas Area Rapid Transit Rev., 5.00%, 12/1/29	35,000	38,725
Dallas Area Rapid Transit Rev., 5.00%, 12/1/33	240,000	264,033
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/32	15,000	16,519
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/33	50,000	54,921
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/33	65,000	65,154
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/33	65,000	71,397
Dallas Fort Worth International Airport Rev., 4.125%, 11/1/39	530,000	530,384
Dallas Independent School District GO, 5.00%, 8/15/24 (PSF-GTD)	35,000	35,567
Dallas Independent School District GO, 5.00%, 8/15/24, Prerefunded at 100% of Par (PSF-GTD)(1)	40,000	40,591
Dallas Waterworks & Sewer System Rev., 5.00%, 10/1/27	80,000	82,408
Dallas Waterworks & Sewer System Rev., 5.00%, 10/1/31	190,000	198,816
El Paso GO, 4.00%, 8/15/41	50,000	47,677
Houston GO, 5.00%, 3/1/24	75,000	75,587
Houston GO, 5.00%, 3/1/28	35,000	37,543
Houston Independent School District GO, 5.00%, 2/15/27 (PSF-GTD)	55,000	57,177
Lower Colorado River Authority Rev., (LCRA Transmission Services Corp.), 5.00%, 5/15/40	285,000	289,034
North Texas Tollway Authority Rev., 5.00%, 1/1/30	65,000	66,017
North Texas Tollway Authority Rev., 5.00%, 1/1/30	65,000	67,495
North Texas Tollway Authority Rev., 4.00%, 1/1/37	50,000	49,956
North Texas Tollway Authority Rev., 4.00%, 1/1/38	35,000	33,215
North Texas Tollway Authority Rev., 5.00%, 1/1/43	400,000	411,043
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/28	10,000	10,395
North Texas Tollway Authority Rev., (North Texas Tollway System), 4.00%, 1/1/36	20,000	20,132
North Texas Tollway Authority Rev., (North Texas Tollway System), 4.00%, 1/1/38	30,000	29,034
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/38	25,000	26,256
North Texas Tollway Authority Rev., (North Texas Tollway System), Capital Appreciation, 0.00%, 1/1/30 (AGC)(2)	100,000	79,223
San Antonio Electric & Gas Systems Rev., 5.00%, 2/1/26	75,000	77,997
San Antonio Electric & Gas Systems Rev., 5.00%, 2/1/29	40,000	41,935
San Antonio Public Facilities Corp. Rev., 4.00%, 9/15/42	750,000	691,556
State of Texas GO, 4.00%, 4/1/24, Prerefunded at 100% of Par(1)	50,000	50,181
State of Texas GO, 5.00%, 4/1/24, Prerefunded at 100% of Par(1)	60,000	60,555
State of Texas GO, 5.00%, 10/1/24, Prerefunded at 100% of Par(1)	50,000	50,816
State of Texas GO, 5.00%, 10/1/28	40,000	41,326
46

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
State of Texas GO, 5.00%, 10/1/30	$55,000	$58,736
State of Texas GO, 5.00%, 10/1/33	100,000	106,495
Texas A&M University Rev., 5.00%, 5/15/25	295,000	303,479
Texas Transportation Commission State Highway Fund Rev., 5.00%, 4/1/24	5,000	5,047
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 10/15/29	45,000	46,671
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 4.00%, 10/15/34	105,000	105,327
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 4.00%, 4/15/38	220,000	217,541
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 4.00%, 10/15/38	400,000	399,782
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 10/15/38	285,000	302,874
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 10/15/40	75,000	76,720
Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/28	25,000	26,576
University of Texas System Rev., 5.00%, 8/15/30	50,000	56,231
		7,987,638
Utah — 1.3%
City of Salt Lake City Airport Revenue Rev., 5.00%, 7/1/42	150,000	153,497
State of Utah GO, 5.00%, 7/1/28	125,000	137,005
State of Utah GO, 5.00%, 7/1/29	40,000	44,149
Utah Transit Authority Rev., 5.00%, 6/15/25, Prerefunded at 100% of Par(1)	30,000	30,921
Utah Transit Authority Rev., 5.00%, 6/15/25	110,000	112,940
Utah Transit Authority Rev., 5.00%, 6/15/25, Prerefunded at 100% of Par(1)	600,000	618,416
Utah Transit Authority Rev., 5.25%, 6/15/32 (AGM)	40,000	45,871
		1,142,799
Virginia — 1.1%
Richmond Public Utility Rev., 5.00%, 1/15/28	25,000	25,925
University of Virginia Rev., 5.00%, 4/1/38	25,000	26,320
Virginia College Building Authority Rev., 5.00%, 2/1/30	75,000	81,147
Virginia College Building Authority Rev., 5.00%, 2/1/31	70,000	73,631
Virginia College Building Authority Rev., 3.00%, 2/1/35	80,000	72,975
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/24	50,000	50,583
Virginia Commonwealth Transportation Board Rev., 5.00%, 3/15/25	25,000	25,665
Virginia Commonwealth Transportation Board Rev., 5.00%, 9/15/26	50,000	52,802
Virginia Commonwealth Transportation Board Rev., 5.00%, 9/15/27	60,000	64,613
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/32	10,000	10,724
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/33	50,000	53,543
Virginia Public Building Authority Rev., 5.00%, 8/1/27	100,000	107,344
Virginia Small Business Financing Authority Rev., (Hampton University), 4.00%, 10/1/38	360,000	346,982
		992,254
47

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
Washington — 4.8%
Central Puget Sound Regional Transit Authority Rev., 5.00%, 11/1/25, Prerefunded at 100% of Par(1)	$50,000	$51,843
Central Puget Sound Regional Transit Authority Rev., (Central Puget Sound Regional Transit Auth Sales Motor Vehicle & Rental Car Tax), 5.00%, 11/1/36	50,000	55,723
Central Puget Sound Regional Transit Authority Rev., (Central Puget Sound Regional Transit Auth Sales Motor Vehicle & Rental Car Tax), 4.00%, 11/1/40	150,000	147,290
Central Puget Sound Regional Transit Authority Rev., (Sales Motor Vehicle & Rental Car Tax), 5.00%, 11/1/26	50,000	52,904
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/25	25,000	25,771
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/27	25,000	25,315
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/27	65,000	69,582
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/28	20,000	21,361
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/30	25,000	27,152
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/31	15,000	15,180
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/32	50,000	51,342
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/33	25,000	25,667
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/35	50,000	55,505
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/36	65,000	72,955
Energy Northwest Rev., (Bonneville Power Administration), 4.00%, 7/1/42	985,000	964,548
King County Sewer Rev., 4.00%, 7/1/31	125,000	126,974
Seattle Municipal Light & Power Rev., 4.00%, 7/1/41	640,000	627,176
Snohomish County Public Utility District No. 1 Electric System Rev. Rev., 5.00%, 12/1/40	200,000	205,006
State of Washington GO, 5.00%, 8/1/24	300,000	304,627
State of Washington GO, 4.00%, 7/1/26	50,000	50,180
State of Washington GO, 5.00%, 8/1/28	50,000	52,489
State of Washington GO, 5.00%, 7/1/29	250,000	259,791
State of Washington GO, 5.00%, 8/1/31	25,000	26,732
State of Washington GO, 5.00%, 8/1/32	40,000	41,077
State of Washington GO, 5.00%, 8/1/32	255,000	272,183
State of Washington GO, 5.00%, 8/1/34	145,000	148,770
State of Washington GO, 5.00%, 8/1/36	55,000	57,056
State of Washington GO, 5.00%, 2/1/40	40,000	42,822
State of Washington GO, 5.00%, 8/1/40	265,000	282,483
State of Washington GO, 5.00%, 2/1/41	25,000	26,692
University of Washington Rev., 4.00%, 6/1/37	10,000	9,937
		4,196,133
West Virginia — 0.2%
State of West Virginia GO, 5.00%, 12/1/41	70,000	73,294
48

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
State of West Virginia GO, 4.00%, 12/1/42	$100,000	$96,651
		169,945
TOTAL MUNICIPAL SECURITIES (Cost $88,645,879)		85,691,706
SHORT-TERM INVESTMENTS — 0.7%
Money Market Funds — 0.7%
Morgan Stanley Institutional Liquidity Funds Tax-Exempt Portfolio, Institutional Class (Cost $593,470)	593,530	593,471
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $89,239,349)		86,285,177
OTHER ASSETS AND LIABILITIES — 0.5%		460,332
TOTAL NET ASSETS — 100.0%		$86,745,509

NOTES TO SCHEDULE OF INVESTMENTS
AGC	–	Assured Guaranty Corporation
AGM	–	Assured Guaranty Municipal Corporation
BAM	–	Build America Mutual Assurance Company
COP	–	Certificates of Participation
GO	–	General Obligation
NATL	–	National Public Finance Guarantee Corporation
PSF-GTD	–	Permanent School Fund Guaranteed
SCH BD GTY	–	School Bond Guaranty
†Category is less than 0.05% of total net assets.
(1)Escrowed to maturity in U.S. government securities or state and local government securities.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.
49

AUGUST 31, 2023

Avantis Short-Term Fixed Income ETF
	Principal Amount/Shares	Value
CORPORATE BONDS — 66.5%
Aerospace and Defense — 0.6%
General Dynamics Corp., 3.50%, 5/15/25	$856,000	$831,376
Huntington Ingalls Industries, Inc., 3.84%, 5/1/25	780,000	755,283
		1,586,659
Air Freight and Logistics — 0.9%
United Parcel Service, Inc., 3.90%, 4/1/25	1,415,000	1,386,746
United Parcel Service, Inc., 3.05%, 11/15/27	840,000	787,253
		2,173,999
Automobiles — 1.8%
American Honda Finance Corp., 2.15%, 9/10/24	617,000	595,924
American Honda Finance Corp., 1.00%, 9/10/25	1,066,000	977,605
American Honda Finance Corp., 4.70%, 1/12/28	465,000	459,366
General Motors Co., 6.80%, 10/1/27	11,000	11,348
General Motors Financial Co., Inc., 4.00%, 1/15/25	900,000	875,402
General Motors Financial Co., Inc., 2.70%, 8/20/27	500,000	445,167
Toyota Motor Corp., 5.12%, 7/13/28	1,000,000	1,010,076
		4,374,888
Banks — 12.8%
African Development Bank, 3.00%, 9/20/23	306,000	305,697
African Development Bank, 0.875%, 7/22/26	500,000	448,927
African Development Bank, 4.375%, 3/14/28	425,000	423,965
Asian Development Bank, 0.25%, 10/6/23	439,000	437,109
Asian Development Bank, 2.625%, 1/30/24	355,000	350,904
Asian Development Bank, 0.375%, 6/11/24	100,000	96,184
Asian Infrastructure Investment Bank, 0.25%, 9/29/23	434,000	432,526
Asian Infrastructure Investment Bank, 2.25%, 5/16/24	165,000	161,118
Asian Infrastructure Investment Bank, 0.50%, 10/30/24	1,154,000	1,090,154
Asian Infrastructure Investment Bank, 3.75%, 9/14/27(1)	1,350,000	1,309,471
Asian Infrastructure Investment Bank, 4.00%, 1/18/28	304,000	297,148
Australia & New Zealand Banking Group Ltd., 3.70%, 11/16/25	400,000	387,220
Bank of Montreal, 1.25%, 9/15/26	1,250,000	1,108,702
Bank of Nova Scotia, 2.70%, 8/3/26	909,000	844,589
Barclays PLC, 3.65%, 3/16/25	1,050,000	1,013,397
Citigroup, Inc., 3.30%, 4/27/25	1,188,000	1,148,217
Commonwealth Bank of Australia, 5.08%, 1/10/25	825,000	822,776
Cooperatieve Rabobank UA, 3.375%, 5/21/25	1,500,000	1,448,862
Council Of Europe Development Bank, 1.375%, 2/27/25	214,000	202,515
Discover Bank, 2.45%, 9/12/24	800,000	767,468
European Bank for Reconstruction & Development, 0.50%, 5/19/25	500,000	462,903
European Investment Bank, 1.375%, 3/15/27(1)	230,000	206,703
Export Development Canada, 2.625%, 2/21/24	100,000	98,657
Export Development Canada, 3.375%, 8/26/25	100,000	97,146
Export Development Canada, 3.875%, 2/14/28	300,000	293,317
HSBC Holdings PLC, 3.90%, 5/25/26	300,000	285,819
Inter-American Development Bank, 0.25%, 11/15/23	182,000	180,183
International Bank for Reconstruction & Development, 2.50%, 3/19/24	350,000	344,305
50

Avantis Short-Term Fixed Income ETF
	Principal Amount/Shares	Value
International Bank for Reconstruction & Development, 1.50%, 8/28/24	$1,175,000	$1,131,696
International Bank for Reconstruction & Development, 0.875%, 7/15/26	190,000	171,101
JPMorgan Chase & Co., 3.90%, 7/15/25	1,488,000	1,446,787
Kreditanstalt fuer Wiederaufbau, 0.25%, 3/8/24	525,000	511,387
Landwirtschaftliche Rentenbank, 0.50%, 5/27/25	368,000	340,248
Mizuho Financial Group, Inc., 3.66%, 2/28/27	1,000,000	942,586
National Australia Bank Ltd., 2.50%, 7/12/26	1,550,000	1,441,166
National Australia Bank Ltd., 4.94%, 1/12/28	775,000	769,822
Oesterreichische Kontrollbank AG, 1.50%, 2/12/25	1,005,000	952,779
PNC Bank NA, 2.50%, 8/27/24	1,100,000	1,063,135
PNC Bank NA, 2.95%, 2/23/25	450,000	432,007
Royal Bank of Canada, 6.00%, 11/1/27	800,000	819,518
Santander Holdings USA, Inc., 4.50%, 7/17/25	834,000	814,494
Toronto-Dominion Bank, 4.11%, 6/8/27	1,300,000	1,242,655
US Bancorp, 3.95%, 11/17/25	1,000,000	969,617
Wells Fargo & Co., 3.00%, 10/23/26	1,400,000	1,297,193
Westpac Banking Corp., 2.85%, 5/13/26	1,850,000	1,745,496
Westpac Banking Corp., 5.46%, 11/18/27	560,000	568,711
		31,726,380
Beverages — 0.6%
Constellation Brands, Inc., 4.40%, 11/15/25	715,000	700,127
Diageo Capital PLC, 5.30%, 10/24/27	800,000	809,689
		1,509,816
Biotechnology — 0.2%
AbbVie, Inc., 3.20%, 5/14/26	610,000	580,051
Broadline Retail — 0.9%
Amazon.com, Inc., 5.20%, 12/3/25	225,000	225,800
Amazon.com, Inc., 3.15%, 8/22/27	1,500,000	1,411,488
Amazon.com, Inc., 1.65%, 5/12/28	800,000	699,657
		2,336,945
Capital Markets — 2.9%
Bank of New York Mellon Corp., 1.60%, 4/24/25	1,250,000	1,175,213
Charles Schwab Corp., 3.75%, 4/1/24	100,000	98,685
Charles Schwab Corp., 3.85%, 5/21/25	463,000	449,271
CME Group, Inc., 3.00%, 3/15/25	2,213,000	2,137,779
Goldman Sachs Group, Inc., 3.85%, 1/26/27	1,115,000	1,058,676
Jefferies Financial Group, Inc., 4.85%, 1/15/27	200,000	194,553
Lazard Group LLC, 3.75%, 2/13/25	667,000	644,769
State Street Corp., 3.55%, 8/18/25	1,369,000	1,322,458
		7,081,404
Chemicals — 0.2%
Linde, Inc., 2.65%, 2/5/25	463,000	445,214
Construction Materials — 0.5%
Vulcan Materials Co., 5.80%, 3/1/26	1,250,000	1,252,218
Consumer Staples Distribution & Retail — 2.3%
Costco Wholesale Corp., 2.75%, 5/18/24	1,500,000	1,469,727
Dollar Tree, Inc., 4.00%, 5/15/25	1,293,000	1,255,147
Target Corp., 2.25%, 4/15/25	1,820,000	1,738,400
51

Avantis Short-Term Fixed Income ETF
	Principal Amount/Shares	Value
Walmart, Inc., 3.30%, 4/22/24	$565,000	$557,230
Walmart, Inc., 2.85%, 7/8/24	800,000	782,732
		5,803,236
Containers and Packaging — 0.4%
Amcor Flexibles North America, Inc., 4.00%, 5/17/25	96,000	93,131
Packaging Corp. of America, 3.65%, 9/15/24	800,000	783,094
		876,225
Diversified Consumer Services — 0.1%
Yale University, 0.87%, 4/15/25	300,000	280,396
Diversified REITs — 1.3%
ERP Operating LP, 3.375%, 6/1/25	513,000	495,226
Host Hotels & Resorts LP, 3.875%, 4/1/24	850,000	839,697
Spirit Realty LP, 4.45%, 9/15/26	322,000	307,141
Ventas Realty LP, 3.85%, 4/1/27	700,000	656,606
WP Carey, Inc., 4.00%, 2/1/25	913,000	889,456
		3,188,126
Diversified Telecommunication Services — 0.1%
AT&T, Inc., 4.10%, 2/15/28	165,000	156,683
Electric Utilities — 3.5%
Berkshire Hathaway Energy Co., 4.05%, 4/15/25	1,888,000	1,848,464
Berkshire Hathaway Energy Co., 3.25%, 4/15/28	1,350,000	1,243,172
Black Hills Corp., 3.15%, 1/15/27	242,000	224,710
Cleco Corporate Holdings LLC, 3.74%, 5/1/26	242,000	227,434
DTE Electric Co., Series A, 1.90%, 4/1/28	600,000	527,038
Edison International, 4.70%, 8/15/25	1,050,000	1,027,680
Edison International, 4.125%, 3/15/28	750,000	702,107
Entergy Louisiana LLC, 2.40%, 10/1/26	450,000	412,872
Florida Power & Light Co., 5.05%, 4/1/28	400,000	402,089
NextEra Energy Capital Holdings, Inc., 1.875%, 1/15/27	66,000	59,029
Pacific Gas & Electric Co., 5.45%, 6/15/27	1,000,000	978,505
Public Service Electric & Gas Co., 2.25%, 9/15/26	100,000	92,376
Sierra Pacific Power Co., 2.60%, 5/1/26	675,000	629,618
Southwestern Electric Power Co., 1.65%, 3/15/26	414,000	376,851
		8,751,945
Electronic Equipment, Instruments and Components — 0.8%
Avnet, Inc., 4.625%, 4/15/26	285,000	276,210
Flex Ltd., 3.75%, 2/1/26	293,000	280,054
Jabil, Inc., 1.70%, 4/15/26	705,000	636,608
Keysight Technologies, Inc., 4.55%, 10/30/24	848,000	834,487
		2,027,359
Financial Services — 0.4%
National Rural Utilities Cooperative Finance Corp., 3.40%, 2/7/28	1,040,000	969,930
Voya Financial, Inc., 3.65%, 6/15/26	15,000	14,175
		984,105
Food Products — 0.5%
Bunge Ltd. Finance Corp., 1.63%, 8/17/25	1,059,000	981,231
Hershey Co., 2.05%, 11/15/24	273,000	262,833
		1,244,064
Gas Utilities — 0.6%
Southern California Gas Co., 3.15%, 9/15/24	1,450,000	1,413,891
52

Avantis Short-Term Fixed Income ETF
	Principal Amount/Shares	Value
Ground Transportation — 1.2%
Canadian National Railway Co., 2.75%, 3/1/26	$1,975,000	$1,866,765
Ryder System, Inc., 2.50%, 9/1/24	598,000	578,238
Ryder System, Inc., 3.35%, 9/1/25	624,000	597,537
		3,042,540
Health Care Equipment and Supplies — 0.5%
Baxter International, Inc., 2.60%, 8/15/26	9,000	8,313
Medtronic Global Holdings SCA, 4.25%, 3/30/28	1,200,000	1,167,841
		1,176,154
Health Care Providers and Services — 3.4%
Aetna, Inc., 3.50%, 11/15/24	1,140,000	1,110,450
Cardinal Health, Inc., 3.50%, 11/15/24	1,187,000	1,153,778
CVS Health Corp., 2.875%, 6/1/26	70,000	65,597
HCA, Inc., 5.25%, 6/15/26	270,000	266,768
HCA, Inc., 4.50%, 2/15/27	1,100,000	1,063,981
Humana, Inc., 5.70%, 3/13/26	1,350,000	1,350,291
Laboratory Corp. of America Holdings, 3.60%, 2/1/25	1,200,000	1,164,689
Quest Diagnostics, Inc., 3.45%, 6/1/26	627,000	598,575
UnitedHealth Group, Inc., 3.50%, 2/15/24	1,600,000	1,586,729
		8,360,858
Hotels, Restaurants and Leisure — 1.6%
Booking Holdings, Inc., 3.65%, 3/15/25	425,000	414,421
Booking Holdings, Inc., 3.60%, 6/1/26	1,350,000	1,299,415
Expedia Group, Inc., 4.625%, 8/1/27	1,443,000	1,400,592
Hyatt Hotels Corp., 4.85%, 3/15/26	515,000	505,087
Starbucks Corp., 3.80%, 8/15/25	393,000	382,386
		4,001,901
Household Durables — 1.1%
Lennar Corp., 4.75%, 5/30/25	750,000	736,837
Lennar Corp., 5.25%, 6/1/26	600,000	597,193
PulteGroup, Inc., 5.00%, 1/15/27(1)	1,450,000	1,429,242
		2,763,272
Industrial Conglomerates — 0.6%
3M Co., 2.65%, 4/15/25	1,600,000	1,527,447
Insurance — 1.0%
Allstate Corp., 0.75%, 12/15/25	1,250,000	1,128,950
Chubb INA Holdings, Inc., 3.35%, 5/15/24	1,350,000	1,327,801
		2,456,751
Interactive Media and Services — 0.7%
Meta Platforms, Inc., 3.50%, 8/15/27	1,650,000	1,573,333
Meta Platforms, Inc., 4.60%, 5/15/28	250,000	247,949
		1,821,282
IT Services — 1.4%
International Business Machines Corp., 3.625%, 2/12/24	650,000	644,020
International Business Machines Corp., 7.00%, 10/30/25	500,000	517,666
International Business Machines Corp., 4.50%, 2/6/28	750,000	735,126
VeriSign, Inc., 5.25%, 4/1/25	1,650,000	1,638,729
		3,535,541
Machinery — 1.0%
Caterpillar Financial Services Corp., 1.45%, 5/15/25	873,000	819,122
53

Avantis Short-Term Fixed Income ETF
	Principal Amount/Shares	Value
Cummins, Inc., 0.75%, 9/1/25	$900,000	$824,467
John Deere Capital Corp., 4.95%, 7/14/28	360,000	361,443
PACCAR Financial Corp., 4.95%, 8/10/28	340,000	341,751
		2,346,783
Media — 1.1%
Comcast Corp., 3.375%, 8/15/25	1,906,000	1,842,147
Discovery Communications LLC, 4.90%, 3/11/26	795,000	781,578
		2,623,725
Metals and Mining — 1.0%
ArcelorMittal SA, 4.55%, 3/11/26	330,000	323,414
BHP Billiton Finance USA Ltd., 6.42%, 3/1/26	450,000	462,470
BHP Billiton Finance USA Ltd., 4.75%, 2/28/28	1,750,000	1,735,589
		2,521,473
Multi-Utilities — 0.4%
Consumers Energy Co., 4.65%, 3/1/28	1,050,000	1,040,443
Sempra, 3.25%, 6/15/27	64,000	59,200
		1,099,643
Oil, Gas and Consumable Fuels — 6.4%
Boardwalk Pipelines LP, 4.45%, 7/15/27	900,000	858,664
BP Capital Markets America, Inc., 3.02%, 1/16/27	1,075,000	1,009,093
BP Capital Markets America, Inc., 3.59%, 4/14/27	1,100,000	1,050,012
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	1,150,000	1,138,173
Chevron Corp., 2.90%, 3/3/24	66,000	65,126
Continental Resources, Inc., 4.375%, 1/15/28	500,000	471,074
Coterra Energy, Inc., 3.90%, 5/15/27	75,000	71,353
Enbridge, Inc., 4.25%, 12/1/26	300,000	289,730
Energy Transfer LP, 4.75%, 1/15/26	888,000	869,918
Energy Transfer LP, 5.50%, 6/1/27	400,000	397,897
Energy Transfer LP, 5.55%, 2/15/28	800,000	797,912
Enterprise Products Operating LLC, 3.90%, 2/15/24	285,000	282,555
Equinor ASA, 3.70%, 3/1/24	841,000	833,771
Equinor ASA, 7.25%, 9/23/27	483,000	524,122
Exxon Mobil Corp., 2.99%, 3/19/25	1,000,000	968,597
Kinder Morgan, Inc., 4.30%, 3/1/28	495,000	472,180
Marathon Oil Corp., 4.40%, 7/15/27	1,244,000	1,186,313
Phillips 66, 3.85%, 4/9/25	480,000	467,336
Plains All American Pipeline LP / PAA Finance Corp., 4.50%, 12/15/26(1)	820,000	793,344
Targa Resources Corp., 5.20%, 7/1/27	1,100,000	1,089,562
TotalEnergies Capital International SA, 2.43%, 1/10/25	875,000	841,847
Williams Cos., Inc., 4.00%, 9/15/25	1,338,000	1,296,380
		15,774,959
Personal Care Products — 0.9%
Estee Lauder Cos., Inc., 2.00%, 12/1/24	98,000	94,075
Kenvue, Inc., 5.50%, 3/22/25(2)	1,900,000	1,907,722
Kenvue, Inc., 5.05%, 3/22/28(2)	145,000	145,475
		2,147,272
Pharmaceuticals — 2.9%
Astrazeneca Finance LLC, 0.70%, 5/28/24	650,000	627,747
Astrazeneca Finance LLC, 1.20%, 5/28/26	499,000	450,599
54

Avantis Short-Term Fixed Income ETF
	Principal Amount/Shares	Value
Bristol-Myers Squibb Co., 2.90%, 7/26/24	$431,000	$421,339
Bristol-Myers Squibb Co., 3.45%, 11/15/27	1,000,000	951,939
GlaxoSmithKline Capital PLC, 3.00%, 6/1/24	537,000	527,235
Novartis Capital Corp., 1.75%, 2/14/25	1,563,000	1,488,572
Pfizer Investment Enterprises Pte. Ltd., 4.45%, 5/19/28	350,000	343,543
Pfizer, Inc., 2.95%, 3/15/24	1,205,000	1,189,272
Royalty Pharma PLC, 1.20%, 9/2/25	1,270,000	1,157,384
		7,157,630
Real Estate Management and Development — 0.2%
CBRE Services, Inc., 4.875%, 3/1/26	409,000	400,262
Residential REITs — 0.6%
AvalonBay Communities, Inc., 2.95%, 5/11/26	775,000	730,773
UDR, Inc., 3.50%, 7/1/27	800,000	746,469
		1,477,242
Retail REITs — 1.4%
Federal Realty Investment Trust, 3.25%, 7/15/27	750,000	690,933
Kimco Realty OP LLC, 3.30%, 2/1/25	1,088,000	1,048,645
NNN REIT, Inc., 3.50%, 10/15/27	500,000	460,046
Realty Income Corp., 3.875%, 4/15/25	1,300,000	1,266,461
		3,466,085
Semiconductors and Semiconductor Equipment — 2.8%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 1/15/27	1,375,000	1,306,847
Intel Corp., 3.40%, 3/25/25	1,000,000	971,555
Intel Corp., 4.875%, 2/10/28	1,150,000	1,143,653
Lam Research Corp., 3.80%, 3/15/25	650,000	634,743
Marvell Technology, Inc., 1.65%, 4/15/26	380,000	345,193
Micron Technology, Inc., 4.98%, 2/6/26	795,000	783,529
Micron Technology, Inc., 4.19%, 2/15/27	900,000	858,278
Xilinx, Inc., 2.95%, 6/1/24	950,000	931,443
		6,975,241
Software — 0.2%
Oracle Corp., 2.50%, 4/1/25	500,000	476,333
Specialized REITs — 1.1%
American Tower Corp., 3.65%, 3/15/27	825,000	775,076
American Tower Corp., 3.55%, 7/15/27	750,000	696,029
Crown Castle, Inc., 4.45%, 2/15/26	1,175,000	1,145,253
Crown Castle, Inc., 3.70%, 6/15/26	92,000	87,628
		2,703,986
Specialty Retail — 1.0%
AutoNation, Inc., 3.50%, 11/15/24	800,000	775,278
AutoZone, Inc., 3.75%, 6/1/27	388,000	369,240
Ross Stores, Inc., 4.60%, 4/15/25	1,338,000	1,315,506
		2,460,024
Technology Hardware, Storage and Peripherals — 1.7%
Apple, Inc., 3.00%, 2/9/24	147,000	145,409
Apple, Inc., 3.45%, 5/6/24	1,750,000	1,727,521
Dell International LLC / EMC Corp., 6.02%, 6/15/26	656,000	663,080
Dell International LLC / EMC Corp., 4.90%, 10/1/26	225,000	221,038
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	1,529,000	1,509,466
		4,266,514
55

Avantis Short-Term Fixed Income ETF
	Principal Amount/Shares	Value
Textiles, Apparel and Luxury Goods — 0.5%
Ralph Lauren Corp., 3.75%, 9/15/25	$1,320,000	$1,278,934
Trading Companies and Distributors — 0.4%
Air Lease Corp., 3.25%, 3/1/25	850,000	814,072
Air Lease Corp., 2.875%, 1/15/26	50,000	46,770
		860,842
TOTAL CORPORATE BONDS (Cost $167,102,082)		164,516,298
U.S. TREASURY SECURITIES AND EQUIVALENTS — 30.0%
Israel Government AID Bond, 5.50%, 9/18/23	32,000	32,000
U.S. Treasury Notes, 0.125%, 10/15/23	3,500,000	3,477,599
U.S. Treasury Notes, 0.50%, 11/30/23	3,150,000	3,112,632
U.S. Treasury Notes, 0.875%, 1/31/24	3,100,000	3,042,905
U.S. Treasury Notes, 0.125%, 2/15/24	1,965,000	1,918,758
U.S. Treasury Notes, 1.50%, 2/29/24	3,350,000	3,286,220
U.S. Treasury Notes, 0.375%, 4/15/24	2,450,000	2,374,370
U.S. Treasury Notes, 0.25%, 6/15/24	2,025,000	1,945,340
U.S. Treasury Notes, 0.375%, 7/15/24	2,125,000	2,034,857
U.S. Treasury Notes, 2.375%, 8/15/24	2,100,000	2,040,786
U.S. Treasury Notes, 2.125%, 9/30/24	2,500,000	2,415,946
U.S. Treasury Notes, 4.25%, 9/30/24	3,000,000	2,966,521
U.S. Treasury Notes, 1.50%, 10/31/24	2,150,000	2,059,549
U.S. Treasury Notes, 1.50%, 11/30/24(4) )	2,220,000	2,120,880
U.S. Treasury Notes, 1.125%, 1/15/25	2,000,000	1,894,141
U.S. Treasury Notes, 1.50%, 2/15/25	2,000,000	1,899,141
U.S. Treasury Notes, 2.75%, 2/28/25	2,000,000	1,932,891
U.S. Treasury Notes, 0.25%, 10/31/25	2,600,000	2,360,820
U.S. Treasury Notes, 0.375%, 9/30/27	4,200,000	3,580,828
U.S. Treasury Notes, 0.625%, 11/30/27	4,985,000	4,272,690
U.S. Treasury Notes, 0.75%, 1/31/28	5,050,000	4,332,150
U.S. Treasury Notes, 1.125%, 2/29/28	6,400,000	5,573,125
U.S. Treasury Notes, 1.25%, 4/30/28	6,370,000	5,556,456
U.S. Treasury Notes, 1.25%, 6/30/28	6,800,000	5,909,094
U.S. Treasury Notes, 1.00%, 7/31/28	4,750,000	4,065,703
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $75,490,330)		74,205,402
U.S. GOVERNMENT AGENCY SECURITIES — 2.1%
Federal Farm Credit Banks Funding Corp., 3.30%, 8/15/24	51,000	49,972
Federal Farm Credit Banks Funding Corp., 1.125%, 1/6/25	250,000	236,690
Federal Farm Credit Banks Funding Corp., 4.50%, 3/2/26	198,000	196,894
FHLB, 3.375%, 12/8/23	250,000	248,755
FHLB, 3.625%, 2/28/24	1,000,000	990,640
FHLB, 5.42%, 3/6/24	600,000	598,585
FHLB, 1.50%, 8/15/24	170,000	163,863
FHLB, 3.125%, 6/13/25	25,000	24,194
FHLMC, 0.125%, 10/16/23	104,000	103,360
FHLMC, 0.25%, 11/6/23	104,000	103,084
FHLMC, 0.25%, 12/4/23	100,000	98,552
FHLMC, 5.31%, 11/15/24	750,000	745,650
FHLMC, 4.00%, 11/25/24	550,000	539,935
56

Avantis Short-Term Fixed Income ETF
	Principal Amount/Shares	Value
FHLMC, 0.375%, 7/21/25	$115,000	$105,668
FNMA, 2.625%, 9/6/24	675,000	656,727
FNMA, 1.625%, 1/7/25	250,000	238,654
FNMA, 0.375%, 8/25/25	25,000	22,861
Tennessee Valley Authority, 0.75%, 5/15/25	125,000	116,115
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $5,315,960)		5,240,199
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.3%
Sweden — 0.3%
Svensk Exportkredit AB, 3.625%, 9/3/24	500,000	490,181
Svensk Exportkredit AB, 2.25%, 3/22/27	350,000	322,189
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $824,790)		812,370
SHORT-TERM INVESTMENTS — 0.6%
Money Market Funds — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio(3) (Cost $1,613,350)	1,613,350	1,613,350
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $250,346,512)		246,387,619
OTHER ASSETS AND LIABILITIES — 0.5%		1,166,040
TOTAL NET ASSETS — 100.0%		$247,553,659

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	50	December 2023	$5,346,094	$45,028
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
AID	–	Agency for International Development
Equivalent	–	Security whose payments are secured by the U.S. Treasury
FHLB	–	Federal Home Loan Bank
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,566,453. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $2,053,197, which represented 0.8% of total net assets.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,613,350.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $149,990.

See Notes to Financial Statements.
57

Statements of Assets and Liabilities

AUGUST 31, 2023
	Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF
Assets
Investment securities, at value (cost of $628,348,814 and $89,239,349, respectively) — including $6,025,769 and $—, respectively of securities on loan	$609,883,521	$86,285,177
Investment made with cash collateral received for securities on loan, at value (cost of $6,216,703 and $—, respectively)	6,216,703	—
Total investment securities, at value (cost of $634,565,517 and $89,239,349, respectively)	616,100,224	86,285,177
Cash	2,589,308	—
Receivable for investments sold	23,657,047	—
Receivable for variation margin on futures contracts	29,188	—
Interest receivable	4,483,771	993,571
Securities lending receivable	6,754	—
	646,866,292	87,278,748

Liabilities
Forward sales commitments, at value (proceeds of $2,447,773 and —, respectively)	2,428,516	—
Payable for collateral received for securities on loan	6,216,703	—
Payable for investments purchased	123,936,736	522,505
Payable for variation margin on swap agreements	3,498	—
Accrued management fees	63,388	10,734
	132,648,841	533,239

Net Assets	$514,217,451	$86,745,509

Shares outstanding (unlimited number of shares authorized)	12,600,000	1,900,000

Net Asset Value Per Share	$40.81	$45.66

Net Assets Consist of:
Capital paid in	$548,186,074	$89,535,932
Distributable earnings (loss)	(33,968,623)	(2,790,423)
	$514,217,451	$86,745,509

See Notes to Financial Statements.
58

AUGUST 31, 2023
Avantis Short-Term Fixed Income ETF
Assets
Investment securities, at value (cost of $248,733,162) — including $1,566,453 of securities on loan	$244,774,269
Investment made with cash collateral received for securities on loan, at value (cost of $1,613,350)	1,613,350
Total investment securities, at value (cost of $250,346,512)	246,387,619
Cash	965,240
Receivable for investments sold	1,710,558
Receivable for variation margin on futures contracts	5,860
Interest receivable	1,870,971
Securities lending receivable	1,015
250,941,263

Liabilities
Payable for collateral received for securities on loan	1,613,350
Payable for investments purchased	1,743,145
Accrued management fees	31,109
3,387,604

Net Assets	$247,553,659

Shares outstanding (unlimited number of shares authorized)	5,400,000

Net Asset Value Per Share	$45.84

Net Assets Consist of:
Capital paid in	$253,528,527
Distributable earnings (loss)	(5,974,868)
$247,553,659

See Notes to Financial Statements.
59

Statements of Operations

YEAR ENDED AUGUST 31, 2023
	Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF
Investment Income (Loss)
Income:
Interest	$14,866,747	$1,705,634
Securities lending, net	18,874	—
	14,885,621	1,705,634
Expenses:
Management fees	549,477	99,573
Other expenses	14,104	—
	563,581	99,573

Net investment income (loss)	14,322,040	1,606,061

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(13,850,933)	(41,515)
Futures contract transactions	(677,790)	—
Swap agreement transactions	75,109	—
	(14,453,614)	(41,515)

Change in net unrealized appreciation (depreciation) on:
Investments	(323,694)	(277,807)
Futures contracts	124,441	—
Swap agreements	110,106	—
	(89,147)	(277,807)

Net realized and unrealized gain (loss)	(14,542,761)	(319,322)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(220,721)	$1,286,739

See Notes to Financial Statements.
60

YEAR ENDED AUGUST 31, 2023
Avantis Short-Term Fixed Income ETF
Investment Income (Loss)
Income:
Interest	$7,583,587
Securities lending, net	5,658
7,589,245
Expenses:
Management fees	296,426
Other expenses	453
296,879

Net investment income (loss)	7,292,366

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,370,547)
Futures contract transactions	(80,407)
(2,450,954)

Change in net unrealized appreciation (depreciation) on:
Investments	7,143
Futures contracts	45,028
52,171

Net realized and unrealized gain (loss)	(2,398,783)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,893,583

See Notes to Financial Statements.
61

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Avantis Core Fixed Income ETF		Avantis Core Municipal Fixed Income ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$14,322,040	$3,231,684	$1,606,061	$295,442
Net realized gain (loss)	(14,453,614)	(5,265,375)	(41,515)	60
Change in net unrealized appreciation (depreciation)	(89,147)	(18,555,986)	(277,807)	(2,780,081)
Net increase (decrease) in net assets resulting from operations	(220,721)	(20,589,677)	1,286,739	(2,484,579)

Distributions to Shareholders
From earnings	(12,947,460)	(2,680,155)	(1,437,620)	(271,910)

Capital Share Transactions
Proceeds from shares sold	306,161,799	202,856,185	50,339,950	11,608,180
Payments for shares redeemed	(27,914,250)	—	—	—
Other capital	6,416	11,448	57,527	10,377
Net increase (decrease) in net assets from capital share transactions	278,253,965	202,867,633	50,397,477	11,618,557

Net increase (decrease) in net assets	265,085,784	179,597,801	50,246,596	8,862,068

Net Assets
Beginning of period	249,131,667	69,533,866	36,498,913	27,636,845
End of period	$514,217,451	$249,131,667	$86,745,509	$36,498,913

Transactions in Shares of the Funds
Sold	7,450,000	4,450,000	1,100,000	250,000
Redeemed	(700,000)	—	—	—
Net increase (decrease) in shares of the funds	6,750,000	4,450,000	1,100,000	250,000

See Notes to Financial Statements.
62

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Avantis Short-Term Fixed Income ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$7,292,366	$730,680
Net realized gain (loss)	(2,450,954)	(527,439)
Change in net unrealized appreciation (depreciation)	52,171	(3,976,581)
Net increase (decrease) in net assets resulting from operations	4,893,583	(3,773,340)

Distributions to Shareholders
From earnings	(6,495,520)	(622,910)

Capital Share Transactions
Proceeds from shares sold	162,951,075	58,095,084
Other capital	2,647	4,107
Net increase (decrease) in net assets from capital share transactions	162,953,722	58,099,191

Net increase (decrease) in net assets	161,351,785	53,702,941

Net Assets
Beginning of period	86,201,874	32,498,933
End of period	$247,553,659	$86,201,874

Transactions in Shares of the Funds
Sold	3,550,000	1,200,000

See Notes to Financial Statements.
63

Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company.  Avantis Core Fixed Income ETF, Avantis Core Municipal Fixed Income ETF and Avantis Short-Term Fixed Income ETF (collectively, the funds) are three funds in a series issued by the trust. The investment objective for Avantis Core Fixed Income ETF and Avantis Short-Term Fixed Income ETF is to seek to maximize total return.  Avantis Core Municipal Fixed Income ETF’s investment objective is to seek current income that is exempt from federal income tax.  Shares of the funds are listed for trading on the NYSE Arca, Inc.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the funds to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as
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interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Forward Commitments — The funds may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The funds may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The funds will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Core Fixed Income ETF
Corporate Bonds	$6,216,703	—	—	—	$6,216,703
Gross amount of recognized liabilities for securities lending transactions					$6,216,703
Avantis Short-Term Fixed Income ETF
Corporate Bonds	$1,613,350	—	—	—	$1,613,350
Gross amount of recognized liabilities for securities lending transactions					$1,613,350
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Avantis Core Fixed Income ETF	0.15%
Avantis Core Municipal Fixed Income ETF	0.15%
Avantis Short-Term Fixed Income ETF	0.15%

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2023 were as follows:

	Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF	Avantis Short-Term Fixed Income ETF
Purchases of U.S. Treasury and Government Agency obligations	$1,316,244,610	—	$36,806,767
Purchases of other investment securities	$60,008,878	$42,582,911	$74,512,859
Total Purchases	$1,376,253,488	$42,582,911	$111,319,626

Sales of U.S. Treasury and Government Agency obligations	$1,260,795,261	—	$31,403,519
Sales of other investment securities	$79,508,653	$3,927,089	$77,597,200
Total Sales	$1,340,303,914	$3,927,089	$109,000,719

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2023 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Avantis Core Fixed Income ETF	$278,282,651	$22,008,230	$(2,052,681)
Avantis Core Municipal Fixed Income ETF	$13,532,799	—	—
Avantis Short-Term Fixed Income ETF	$150,608,458	—	—
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades
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resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds' portfolio holdings.

Avantis Core Fixed Income ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$317,354,035	—
U.S. Treasury Securities	—	123,299,198	—
U.S. Government Agency Mortgage-Backed Securities	—	102,376,973	—
U.S. Government Agency Securities	—	12,746,613	—
Sovereign Governments and Agencies	—	2,048,595	—
Short-Term Investments	$6,216,703	52,058,107	—
	$6,216,703	$609,883,521	—
Other Financial Instruments
Futures Contracts	$123,221	—	—
Swap Agreements	—	$170,776	—
	$123,221	$170,776	—

Liabilities
Other Financial Instruments
Forward Sales Commitments	—	$2,428,516	—
Futures Contracts	$26,512	—	—
	$26,512	$2,428,516	—

Avantis Core Municipal Fixed Income ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$85,691,706	—
Short-Term Investments	$593,471	—	—
	$593,471	$85,691,706	—

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Avantis Short-Term Fixed Income ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$164,516,298	—
U.S. Treasury Securities and Equivalents	—	74,205,402	—
U.S. Government Agency Securities	—	5,240,199	—
Sovereign Governments and Agencies	—	812,370	—
Short-Term Investments	$1,613,350	—	—
	$1,613,350	$244,774,269	—

Other Financial Instruments
Futures Contracts	$45,028	—	—

7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing their investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

The funds' average notional amount to credit risk derivative instruments held during the period were as follows:

Avantis Core Fixed Income ETF	$8,083,333

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing their investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The funds' average notional exposure to interest rate risk derivative instruments held during the period were as follows:

	Futures Contracts Purchased	Futures Contracts Sold
Avantis Core Fixed Income ETF	$8,574,021	$3,159,297
Avantis Short-Term Fixed Income ETF	$5,343,555	—
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Value of Derivative Instruments as of August 31, 2023

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Avantis Core Fixed Income ETF
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$3,498
Interest Rate Risk	Receivable for variation margin on futures contracts*	$29,188	Payable for variation margin on futures contracts*	—
		$29,188		$3,498
Avantis Short-Term Fixed Income ETF
Interest Rate Risk	Receivable for variation margin on futures contracts*	$5,860	Payable for variation margin on futures contracts*	—
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis Core Fixed Income ETF
Credit Risk	Net realized gain (loss) on swap agreement transactions	$75,109	Change in net unrealized appreciation (depreciation) on swap agreements	$110,106
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(677,790)	Change in net unrealized appreciation (depreciation) on futures contracts	124,441
		$(602,681)		$234,547
Avantis Short-Term Fixed Income ETF
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(80,407)	Change in net unrealized appreciation (depreciation) on futures contracts	$45,028

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

A fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 were as follows:

	2023			2022
	Distributions Paid From:			Distributions Paid From:
	Exempt Income	Ordinary Income	Long-term Capital Gains	Exempt Income	Ordinary Income	Long-term Capital Gains
Avantis Core Fixed Income ETF	—	$12,947,460	—	—	$2,680,155	—
Avantis Core Municipal Fixed Income ETF	$1,437,620	—	—	$271,910	—	—
Avantis Short-Term Fixed Income ETF	—	$6,495,520	—	—	$622,910	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF	Avantis Short-Term Fixed Income ETF
Federal tax cost of investments	$634,896,024	$89,239,859	$250,346,900
Gross tax appreciation of investments	$450,419	$186,108	$75,738
Gross tax depreciation of investments	(19,246,219)	(3,140,790)	(4,035,019)
Net tax appreciation (depreciation) of investments	(18,795,800)	(2,954,682)	(3,959,281)
Net tax appreciation (depreciation) on forward sales commitments	19,257	—	—
Net tax appreciation (depreciation) on derivatives	78,766	—	—
Net tax appreciation (depreciation)	$(18,697,777)	$(2,954,682)	$(3,959,281)
Undistributed ordinary income	$2,083,907	—	$944,679
Undistributed exempt income	—	$210,730	—
Accumulated short-term capital losses	$(11,576,914)	$(10,141)	$(1,238,809)
Accumulated long-term capital losses	$(5,777,839)	$(36,330)	$(1,721,457)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, excess premium amortization and the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Core Fixed Income ETF
2023	$42.59	1.62	(1.92)	(0.30)	(1.48)	0.00(4)	$40.81	(0.67)%	0.15%	3.91%	346%	$514,217
2022	$49.67	0.94	(7.28)	(6.34)	(0.74)	0.00(4)	$42.59	(12.86)%	0.15%	2.09%	382%	$249,132
2021(5)	$50.00	0.51	(0.43)	0.08	(0.41)	0.00(4)	$49.67	0.15%	0.15%(6)	1.17%(6)	185%	$69,534

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)October 13, 2020 (fund inception) through August 31, 2021.
(6)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Core Municipal Fixed Income ETF
2023	$45.62	1.11	(0.13)	0.98	(0.98)	0.04	$45.66	2.22%	0.15%	2.42%	6%	$86,746
2022	$50.25	0.48	(4.69)	(4.21)	(0.44)	0.02	$45.62	(8.36)%	0.15%	1.01%	2%	$36,499
2021(4)	$50.00	0.26	0.17	0.43	(0.21)	0.03	$50.25	0.93%	0.15%(5)	0.70%(5)	14%	$27,637

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)December 8, 2020 (fund inception) through August 31, 2021.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Short-Term Fixed Income ETF
2023	$46.60	1.70	(0.96)	0.74	(1.50)	0.00(4)	$45.84	1.63%	0.15%	3.69%	59%	$247,554
2022	$50.00	0.57	(3.52)	(2.95)	(0.45)	0.00(4)	$46.60	(5.92)%	0.15%	1.18%	38%	$86,202
2021(5)	$50.00	0.18	(0.02)	0.16	(0.16)	0.00(4)	$50.00	0.33%	0.15%(6)	0.40%(6)	49%	$32,499

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)October 13, 2020 (fund inception) through August 31, 2021.
(6)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Core Fixed Income ETF, Avantis® Core Municipal Fixed Income ETF, and Avantis® Short-Term Fixed Income ETF (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® Core Fixed Income ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and the period from October 13, 2020 (fund inception) through August 31, 2021
Avantis® Core Municipal Fixed Income ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and the period from December 8, 2020 (fund inception) through August 31, 2021
Avantis® Short-Term Fixed Income ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023 and 2022, and the period from October 13, 2020 (fund inception) through August 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
75

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

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Approval of Management Agreement

At a meeting held on June 21, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Funds;
•the wide range of programs and services the Advisor and other service providers provide to the Funds and their shareholders on a routine and non-routine basis;
•the Funds’ investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Funds compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Funds;
•any collateral benefits derived by the Advisor from the management of the Funds;
•fees and expenses associated with any investment by the Funds in other funds;
•payments to intermediaries by the Funds and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.
78

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for Avantis Core Municipal Fixed Income ETF and Avantis Short-Term Fixed Income ETF was above each Fund’s respective benchmark for the one-year period reviewed by the Board. The performance for Avantis Core Fixed Income ETF was below its benchmark for the one-year period reviewed by the Board.The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

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Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis Core Fixed Income ETF and Avantis Short-Term Fixed Income ETF was below the median of the total expense ratios of each Fund’s peer expense universe and was the lowest of its peer expense group. The unified fee charged to shareholders of Avantis Core Municipal Fixed Income ETF was the lowest of the total expense ratios of the Fund’s peer expense universe and its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to
80

different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

82

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.
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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Avantis Core Municipal Fixed Income ETF designates $1,437,620 as exempt interest dividends for the fiscal year ended August 31, 2023.

For nonresident alien shareholders, Avantis Core Fixed Income ETF and Avantis Short-Term Fixed Income ETF hereby designate $11,470,689 and $5,490,938, respectively, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2023.

84

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96956 2310

Annual Report

August 31, 2023

Avantis® U.S. Equity Fund
Institutional Class (AVUSX)
G Class (AVUNX)
Avantis® U.S. Large Cap Value Fund
Institutional Class (AVLVX)
G Class (ALCEX)
Avantis® U.S. Small Cap Value Fund
Institutional Class (AVUVX)
G Class (AVCNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis U.S. Equity Fund
Total Returns as of August 31, 2023			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVUSX	13.19%	12.00%	12/4/2019
Russell 3000 Index	—	14.76%	11.51%	—
G Class	AVUNX	13.26%	6.74%	1/20/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2023
Institutional Class — $15,282

Russell 3000 Index — $15,035

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Equity seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of U.S. companies.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis U.S. Equity returned 13.19%.* For the same period, the fund’s benchmark, the Russell 3000 Index, returned 14.76%. The index is an unmanaged portfolio generally representative of the performance of the broad U.S. stock market, including all capitalization categories. Fund returns reflect fees and operating expenses, while index returns do not.

The fund’s relative underperformance was largely due to the fund’s underweight versus the index in mega- and large-cap stocks, which generally outperformed their smaller peers. The fund held overweight positions in mid- and smaller-cap stocks, which also weighed on results.

For example, large-cap stocks, as measured by the Russell 1000 Index, returned 15.40% for the 12-month period. The Russell 2000 Index of small-cap stocks and the Russell Midcap Index returned 4.65% and 8.38%, respectively, for the period.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
4

Fund Characteristics

AUGUST 31, 2023

Avantis U.S. Equity Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Escrow Interests	—*
Short-Term Investments	0.8%
Other Assets and Liabilities	(0.4)%
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	7.4%
Software	7.0%
Semiconductors and Semiconductor Equipment	6.0%
Technology Hardware, Storage and Peripherals	5.5%
Interactive Media and Services	5.0%

5

Performance

Avantis U.S. Large Cap Value Fund
Total Returns as of August 31, 2023			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVLVX	12.76%	15.00%	6/21/2022
Russell 1000 Value Index	—	8.59%	10.67%	—
G Class	ALCEX	12.95%	15.16%	6/21/2022
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made June 21, 2022
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2023
Institutional Class — $11,818

Russell 1000 Value Index — $11,287

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Large Cap Value seeks long-term capital appreciation by investing in a diverse group of U.S. large-capitalization (large-cap) companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with higher profitability and value characteristics. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of companies with lower levels of profitability and less attractive value characteristics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of large-cap U.S. companies.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis U.S. Large Cap Value returned 12.76%.* For the same period, the fund’s benchmark, the Russell 1000 Value Index, returned 8.59%. The index is an unmanaged portfolio generally representative of the performance of U.S. large-cap companies with lower price-to-book ratios and lower forecasted growth values. Fund returns reflect fees and operating expenses, while index returns do not.

The outperformance was largely due to the fund’s overweight versus the index in companies with the highest profitability and book-to-market characteristics, which outperformed. A corresponding underweight in companies with the lowest profitability and book-to-market characteristics, which underperformed, also aided relative results. Additionally, excluding real estate investment trusts (REITs) boosted the fund’s relative performance, as REITs underperformed for the reporting period.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 6 for returns for all share classes.
7

Fund Characteristics

AUGUST 31, 2023

Avantis U.S. Large Cap Value Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Short-Term Investments	0.6%
Other Assets and Liabilities	0.2%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	14.4%
Semiconductors and Semiconductor Equipment	6.5%
Ground Transportation	5.4%
Specialty Retail	5.3%
Interactive Media and Services	5.1%
8

Performance

Avantis U.S. Small Cap Value Fund
Total Returns as of August 31, 2023			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVUVX	12.59%	15.52%	12/4/2019
Russell 2000 Value Index	—	2.17%	6.29%	—
G Class	AVCNX	12.94%	11.73%	1/20/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2023
Institutional Class — $17,158

Russell 2000 Value Index — $12,564

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.25%	0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Small Cap Value seeks long-term capital appreciation by investing in a diverse group of U.S. small-capitalization (small-cap) companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies located in the U.S.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis U.S. Small Cap Value returned 12.59%.* For the same period, the fund’s benchmark, the Russell 2000 Value Index, returned 2.17%. The index is an unmanaged portfolio generally representative of the performance of U.S. small-cap companies with lower price-to-book ratios and lower forecasted growth values. Fund returns reflect fees and operating expenses, while index returns do not.

The outperformance was largely due to the fund’s overweight versus the index in companies with the highest profitability and book-to-market characteristics. A corresponding underweight in companies with the lowest profitability and book-to-market characteristics also aided relative results. Additionally, the exclusion of real estate investment trusts (REITs) boosted the fund’s relative performance, as REITs underperformed for the reporting period.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 9 for returns for all share classes.
10

Fund Characteristics

AUGUST 31, 2023

Avantis U.S. Small Cap Value Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Short-Term Investments	1.4%
Other Assets and Liabilities	(0.6)%

Top Five Industries	% of net assets
Banks	14.2%
Oil, Gas and Consumable Fuels	13.3%
Household Durables	6.5%
Specialty Retail	5.7%
Trading Companies and Distributors	4.7%
11

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class's. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
12

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Avantis U.S. Equity Fund
Actual
Institutional Class	$1,000	$1,087.00	$0.79	0.15%
G Class	$1,000	$1,087.70	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,024.45	$0.77	0.15%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis U.S. Large Cap Value Fund
Actual
Institutional Class	$1,000	$1,055.00	$0.83	0.16%
G Class	$1,000	$1,055.00	$0.05	0.01%
Hypothetical
Institutional Class	$1,000	$1,024.40	$0.82	0.16%
G Class	$1,000	$1,025.16	$0.05	0.01%
Avantis U.S. Small Cap Value Fund
Actual
Institutional Class	$1,000	$1,021.30	$1.27	0.25%
G Class	$1,000	$1,023.30	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,023.95	$1.28	0.25%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses did not exceed 0.005%.
13

Schedules of Investments

AUGUST 31, 2023

Avantis U.S. Equity Fund
	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 0.9%
AAR Corp.(1)	1,155	$71,148
AerSale Corp.(1)	635	9,404
Archer Aviation, Inc., Class A(1)	4,546	31,686
Axon Enterprise, Inc.(1)	566	120,507
Boeing Co.(1)	3,414	764,838
BWX Technologies, Inc.	3,841	283,312
Cadre Holdings, Inc.	814	21,506
Curtiss-Wright Corp.	474	98,587
Ducommun, Inc.(1)	89	4,047
General Dynamics Corp.	1,113	252,250
HEICO Corp.	281	47,408
HEICO Corp., Class A	538	72,861
Hexcel Corp.	1,272	93,238
Howmet Aerospace, Inc.	2,552	126,247
Huntington Ingalls Industries, Inc.	493	108,618
Kaman Corp.	710	15,925
Kratos Defense & Security Solutions, Inc.(1)	5,587	89,895
L3Harris Technologies, Inc.	689	122,704
Lockheed Martin Corp.	2,429	1,089,042
Mercury Systems, Inc.(1)	629	24,688
National Presto Industries, Inc.	103	7,710
Northrop Grumman Corp.	808	349,937
Parsons Corp.(1)	30	1,711
Rocket Lab USA, Inc.(1)	6,370	40,195
RTX Corp.	8,595	739,514
Spirit AeroSystems Holdings, Inc., Class A	840	17,909
Textron, Inc.	6,487	504,105
TransDigm Group, Inc.(1)	384	347,078
Triumph Group, Inc.(1)	528	4,968
Virgin Galactic Holdings, Inc.(1)	1,367	3,445
Woodward, Inc.	2,187	282,932
		5,747,415
Air Freight and Logistics — 1.0%
Air Transport Services Group, Inc.(1)	3,671	79,147
CH Robinson Worldwide, Inc.	2,453	221,825
Expeditors International of Washington, Inc.	7,784	908,471
FedEx Corp.	7,127	1,860,289
Forward Air Corp.	1,680	118,977
GXO Logistics, Inc.(1)	748	47,849
Hub Group, Inc., Class A(1)	1,291	100,750
Radiant Logistics, Inc.(1)	3,821	25,792
United Parcel Service, Inc., Class B	15,712	2,661,613
		6,024,713
14

Avantis U.S. Equity Fund
	Shares	Value
Automobile Components — 0.6%
Adient PLC(1)	723	$28,320
American Axle & Manufacturing Holdings, Inc.(1)	10,320	77,916
Aptiv PLC(1)	3,521	357,205
Autoliv, Inc.	4,573	446,325
BorgWarner, Inc.	11,747	478,690
Cooper-Standard Holdings, Inc.(1)	132	1,972
Dana, Inc.	8,975	144,587
Fox Factory Holding Corp.(1)	1,021	113,137
Gentex Corp.	7,073	231,004
Goodyear Tire & Rubber Co.(1)	22,093	285,221
LCI Industries	1,525	191,052
Lear Corp.	3,021	435,296
Luminar Technologies, Inc.(1)(2)	3,455	19,901
Modine Manufacturing Co.(1)	3,729	177,463
Motorcar Parts of America, Inc.(1)	233	1,838
Patrick Industries, Inc.	1,548	129,475
Phinia, Inc.(1)	1,755	48,789
QuantumScape Corp.(1)	2,508	17,907
Standard Motor Products, Inc.	889	32,920
Stoneridge, Inc.(1)	1,089	22,379
Visteon Corp.(1)	1,495	208,209
XPEL, Inc.(1)	479	39,901
		3,489,507
Automobiles — 1.6%
Ford Motor Co.	136,286	1,653,149
General Motors Co.	31,371	1,051,242
Harley-Davidson, Inc.	4,355	146,981
Lucid Group, Inc.(1)(2)	4,717	29,623
Rivian Automotive, Inc., Class A(1)(2)	16,870	383,455
Tesla, Inc.(1)	23,689	6,113,657
Thor Industries, Inc.	2,911	305,131
Winnebago Industries, Inc.	2,003	129,895
		9,813,133
Banks — 4.0%
1st Source Corp.	321	14,346
ACNB Corp.	274	8,721
Amalgamated Financial Corp.	1,351	24,210
Amerant Bancorp, Inc.	864	16,217
American National Bankshares, Inc.	384	15,053
Ameris Bancorp	2,160	88,020
Arrow Financial Corp.	616	10,848
Associated Banc-Corp.	3,946	68,384
Atlantic Union Bankshares Corp.	1,701	50,503
Axos Financial, Inc.(1)	2,555	110,095
Banc of California, Inc.	1,504	18,845
BancFirst Corp.	807	77,133
Bancorp, Inc.(1)	3,207	117,729
Bank First Corp.(2)	345	26,782
Bank of America Corp.	61,817	1,772,293
Bank of Hawaii Corp.(2)	1,184	63,628
15

Avantis U.S. Equity Fund
	Shares	Value
Bank of Marin Bancorp	324	$6,098
Bank OZK	3,752	150,718
BankUnited, Inc.	2,500	65,625
Banner Corp.	954	41,547
Bar Harbor Bankshares	500	12,420
Baycom Corp.	385	7,419
BCB Bancorp, Inc.	593	6,748
Berkshire Hills Bancorp, Inc.	1,551	32,416
Blue Foundry Bancorp(1)	1,039	9,611
Blue Ridge Bankshares, Inc.	811	6,423
BOK Financial Corp.	625	51,944
Bridgewater Bancshares, Inc.(1)	809	8,462
Brookline Bancorp, Inc.	3,642	34,854
Business First Bancshares, Inc.	748	15,297
Byline Bancorp, Inc.	780	16,520
Cadence Bank	6,071	138,904
Cambridge Bancorp	192	10,216
Camden National Corp.	451	14,788
Capital City Bank Group, Inc.	175	5,339
Capstar Financial Holdings, Inc.	717	9,364
Carter Bankshares, Inc.(1)	1,318	18,861
Cathay General Bancorp	2,175	77,495
Central Pacific Financial Corp.	1,144	19,414
Central Valley Community Bancorp	384	5,614
Citigroup, Inc.	23,632	975,765
Citizens & Northern Corp.	211	3,813
Citizens Financial Group, Inc.	10,986	309,036
City Holding Co.	610	55,730
Civista Bancshares, Inc.	218	3,704
CNB Financial Corp.	770	14,022
Coastal Financial Corp.(1)	338	14,889
Columbia Banking System, Inc.	7,208	147,620
Columbia Financial, Inc.(1)	962	16,508
Comerica, Inc.	4,156	199,945
Commerce Bancshares, Inc.	3,279	160,966
Community Bank System, Inc.	868	41,273
Community Trust Bancorp, Inc.	482	17,111
ConnectOne Bancorp, Inc.	1,113	21,281
CrossFirst Bankshares, Inc.(1)	1,628	17,501
Cullen/Frost Bankers, Inc.	1,998	188,871
Customers Bancorp, Inc.(1)	1,953	68,628
CVB Financial Corp.	3,283	57,321
Dime Community Bancshares, Inc.	1,799	38,337
Eagle Bancorp, Inc.	926	22,280
East West Bancorp, Inc.	3,982	220,364
Eastern Bankshares, Inc.	5,616	75,591
Enterprise Bancorp, Inc.	150	4,341
Enterprise Financial Services Corp.	907	35,110
Equity Bancshares, Inc., Class A	592	14,812
Esquire Financial Holdings, Inc.	648	30,300
Farmers & Merchants Bancorp, Inc.(2)	511	9,760
16

Avantis U.S. Equity Fund
	Shares	Value
Farmers National Banc Corp.	1,110	$14,097
FB Financial Corp.	818	24,851
Fifth Third Bancorp	15,658	415,720
Financial Institutions, Inc.	648	11,340
First BanCorp	10,700	148,302
First Bancorp, Inc.	69	1,699
First Bancorp/Southern Pines NC	791	23,445
First Bancshares, Inc.	537	15,245
First Busey Corp.	2,149	43,410
First Business Financial Services, Inc.	296	9,333
First Citizens BancShares, Inc., Class A	340	462,536
First Commonwealth Financial Corp.	2,633	34,413
First Community Bankshares, Inc.	369	11,413
First Financial Bancorp	3,129	65,021
First Financial Bankshares, Inc.	2,602	74,729
First Financial Corp.	358	13,146
First Foundation, Inc.	1,202	9,448
First Hawaiian, Inc.	3,098	58,583
First Horizon Corp.	13,829	173,554
First Internet Bancorp	270	5,200
First Interstate BancSystem, Inc., Class A	2,212	57,313
First Merchants Corp.	1,521	45,387
First Mid Bancshares, Inc.	445	12,447
First of Long Island Corp.	821	10,722
Five Star Bancorp	297	6,492
Flushing Financial Corp.	915	12,920
FNB Corp.	9,469	110,124
FS Bancorp, Inc.	140	4,151
Fulton Financial Corp.	5,098	67,956
German American Bancorp, Inc.	515	14,899
Glacier Bancorp, Inc.	1,729	52,233
Great Southern Bancorp, Inc.	358	18,068
Hancock Whitney Corp.	3,174	130,928
Hanmi Financial Corp.	1,345	23,295
HarborOne Bancorp, Inc.	1,993	19,870
HBT Financial, Inc.	763	14,268
Heartland Financial USA, Inc.	932	28,556
Heritage Commerce Corp.	1,136	9,849
Heritage Financial Corp.	687	11,830
Hilltop Holdings, Inc.	1,799	54,672
Hingham Institution For Savings(2)	30	5,976
Home Bancorp, Inc.	231	7,544
Home BancShares, Inc.	5,235	116,112
HomeStreet, Inc.	686	6,483
HomeTrust Bancshares, Inc.	196	4,479
Hope Bancorp, Inc.	3,253	31,457
Horizon Bancorp, Inc.	1,083	12,119
Huntington Bancshares, Inc.	33,813	374,986
Independent Bank Corp.	947	51,157
Independent Bank Corp. (Michigan)	1,490	28,444
Independent Bank Group, Inc.	668	28,190
17

Avantis U.S. Equity Fund
	Shares	Value
International Bancshares Corp.	3,436	$153,864
JPMorgan Chase & Co.	39,504	5,780,620
Kearny Financial Corp.	2,765	20,489
KeyCorp	24,835	281,381
Lakeland Bancorp, Inc.	2,406	32,505
Lakeland Financial Corp.	832	43,372
Live Oak Bancshares, Inc.	1,607	51,970
M&T Bank Corp.	4,108	513,705
Macatawa Bank Corp.	1,412	12,934
Mercantile Bank Corp.	568	18,960
Metrocity Bankshares, Inc.	562	10,959
Metropolitan Bank Holding Corp.(1)	258	10,271
Mid Penn Bancorp, Inc.	311	6,808
Midland States Bancorp, Inc.	740	16,428
MidWestOne Financial Group, Inc.	488	10,424
MVB Financial Corp.	145	3,413
National Bank Holdings Corp., Class A	687	21,668
NBT Bancorp, Inc.	1,284	44,195
New York Community Bancorp, Inc.	25,429	312,268
Nicolet Bankshares, Inc.	535	40,558
Northeast Bank	344	14,617
Northfield Bancorp, Inc.	1,268	13,365
Northrim BanCorp, Inc.	88	3,655
Northwest Bancshares, Inc.	4,191	46,101
NU Holdings Ltd., Class A(1)	42,477	290,967
OceanFirst Financial Corp.	1,395	23,534
OFG Bancorp	3,234	97,537
Old National Bancorp	8,499	129,695
Old Second Bancorp, Inc.	1,685	24,382
Origin Bancorp, Inc.	749	22,987
Orrstown Financial Services, Inc.	418	9,029
Pacific Premier Bancorp, Inc.	2,662	61,279
PacWest Bancorp	2,772	22,037
Park National Corp.	449	45,690
Parke Bancorp, Inc.	239	4,128
Pathward Financial, Inc.	1,920	94,598
PCB Bancorp	619	9,935
Peapack-Gladstone Financial Corp.	790	21,543
Peoples Bancorp, Inc.(2)	1,112	28,656
Pinnacle Financial Partners, Inc.	2,192	145,900
PNC Financial Services Group, Inc.	6,022	727,036
Popular, Inc.	3,152	215,219
Preferred Bank	443	27,515
Premier Financial Corp.	1,015	19,123
Primis Financial Corp.	314	2,788
Prosperity Bancshares, Inc.	1,463	83,113
Provident Financial Services, Inc.	2,497	41,151
QCR Holdings, Inc.	506	26,545
RBB Bancorp	596	8,123
Regions Financial Corp.	20,692	379,491
Renasant Corp.	1,599	44,532
18

Avantis U.S. Equity Fund
	Shares	Value
Republic Bancorp, Inc., Class A	412	$18,309
S&T Bancorp, Inc.	1,341	37,991
Sandy Spring Bancorp, Inc.	1,151	25,598
Seacoast Banking Corp. of Florida	2,047	48,330
ServisFirst Bancshares, Inc.	1,192	66,800
Shore Bancshares, Inc.	441	4,886
Sierra Bancorp	568	11,292
Simmons First National Corp., Class A	3,160	56,311
SmartFinancial, Inc.	582	13,252
South Plains Financial, Inc.	709	18,597
Southern First Bancshares, Inc.(1)	222	6,240
Southern Missouri Bancorp, Inc.	393	16,624
Southside Bancshares, Inc.	640	19,264
SouthState Corp.	2,050	148,215
Stellar Bancorp, Inc.	1,191	25,333
Stock Yards Bancorp, Inc.	769	35,220
Summit Financial Group, Inc.	196	4,822
Synovus Financial Corp.	5,245	162,385
Texas Capital Bancshares, Inc.(1)	1,212	75,677
Timberland Bancorp, Inc.	313	8,877
Tompkins Financial Corp.	301	15,631
Towne Bank	1,775	41,890
TriCo Bancshares	1,187	40,762
Triumph Financial, Inc.(1)	1,059	68,020
Truist Financial Corp.	18,202	556,071
TrustCo Bank Corp. NY	1,026	29,210
Trustmark Corp.	1,692	38,984
U.S. Bancorp	19,334	706,271
UMB Financial Corp.	1,234	78,001
United Bankshares, Inc.	2,235	67,229
United Community Banks, Inc.	2,262	61,074
Unity Bancorp, Inc.	332	8,023
Univest Financial Corp.	963	17,324
Valley National Bancorp	12,452	114,309
Veritex Holdings, Inc.	1,658	31,187
Washington Federal, Inc.	2,781	75,588
Washington Trust Bancorp, Inc.	493	13,804
Webster Financial Corp.	4,209	178,504
Wells Fargo & Co.	48,603	2,006,818
WesBanco, Inc.	1,386	35,149
West BanCorp, Inc.	500	9,260
Westamerica BanCorp	893	39,319
Western Alliance Bancorp	3,500	175,035
Wintrust Financial Corp.	2,122	164,688
WSFS Financial Corp.	1,578	62,015
Zions Bancorp NA	4,764	169,122
		24,680,569
Beverages — 1.2%
Boston Beer Co., Inc., Class A(1)	191	69,797
Brown-Forman Corp., Class A	472	31,733
Brown-Forman Corp., Class B	3,379	223,453
19

Avantis U.S. Equity Fund
	Shares	Value
Celsius Holdings, Inc.(1)	1,068	$209,371
Coca-Cola Co.	43,875	2,625,041
Coca-Cola Consolidated, Inc.	301	210,369
Constellation Brands, Inc., Class A	1,143	297,820
Duckhorn Portfolio, Inc.(1)	503	6,257
Keurig Dr Pepper, Inc.	5,458	183,662
Molson Coors Beverage Co., Class B	6,591	418,463
Monster Beverage Corp.(1)	8,083	464,045
National Beverage Corp.(1)	1,375	70,551
PepsiCo, Inc.	14,047	2,499,242
Vita Coco Co., Inc.(1)	751	21,246
		7,331,050
Biotechnology — 2.2%
2seventy bio, Inc.(1)	714	3,706
AbbVie, Inc.	13,752	2,020,994
ACADIA Pharmaceuticals, Inc.(1)	1,424	38,476
Adicet Bio, Inc.(1)(2)	495	990
Agios Pharmaceuticals, Inc.(1)	1,965	53,900
Aldeyra Therapeutics, Inc.(1)	2,228	16,621
Alector, Inc.(1)	2,399	13,075
Alkermes PLC(1)	3,439	100,384
Allogene Therapeutics, Inc.(1)(2)	1,863	7,247
Alnylam Pharmaceuticals, Inc.(1)	721	142,628
Altimmune, Inc.(1)	915	2,315
ALX Oncology Holdings, Inc.(1)	72	307
Amgen, Inc.	4,752	1,218,128
AnaptysBio, Inc.(1)(2)	151	2,972
Anika Therapeutics, Inc.(1)	17	303
Arcturus Therapeutics Holdings, Inc.(1)	894	27,133
Arcus Biosciences, Inc.(1)	711	14,576
Atara Biotherapeutics, Inc.(1)	834	1,218
Avita Medical, Inc.(1)	1,236	20,147
Beam Therapeutics, Inc.(1)	844	19,564
BioCryst Pharmaceuticals, Inc.(1)	946	6,726
Biogen, Inc.(1)	2,043	546,216
Biohaven Ltd.(1)	1,538	28,130
BioMarin Pharmaceutical, Inc.(1)	2,528	231,009
Bluebird Bio, Inc.(1)(2)	123	464
Bridgebio Pharma, Inc.(1)	2,160	64,606
CareDx, Inc.(1)	381	3,547
Caribou Biosciences, Inc.(1)	1,959	11,539
Catalyst Pharmaceuticals, Inc.(1)	5,260	73,850
Chinook Therapeutics, Inc.(1)	1,501	15
Cogent Biosciences, Inc.(1)	1,674	20,440
CRISPR Therapeutics AG(1)(2)	1,163	58,162
Cullinan Oncology, Inc.(1)	2,086	21,590
Cytokinetics, Inc.(1)	516	18,029
Deciphera Pharmaceuticals, Inc.(1)	674	9,463
Denali Therapeutics, Inc.(1)	843	19,465
Disc Medicine, Inc.(1)	413	21,868
Dynavax Technologies Corp.(1)	4,847	69,603
20

Avantis U.S. Equity Fund
	Shares	Value
Dyne Therapeutics, Inc.(1)	1,429	$16,291
Editas Medicine, Inc.(1)	1,447	12,893
Emergent BioSolutions, Inc.(1)	873	4,094
Enanta Pharmaceuticals, Inc.(1)	212	3,148
Entrada Therapeutics, Inc.(1)	1,531	22,536
EQRx, Inc.(1)	9,167	20,992
Exact Sciences Corp.(1)	920	76,976
Exelixis, Inc.(1)	7,131	159,663
Fate Therapeutics, Inc.(1)	1,015	2,548
Generation Bio Co.(1)	1,509	7,213
Gilead Sciences, Inc.	24,582	1,880,031
Halozyme Therapeutics, Inc.(1)	3,119	132,745
Horizon Therapeutics PLC(1)	3,218	362,797
Ideaya Biosciences, Inc.(1)	1,299	38,139
Incyte Corp.(1)	2,121	136,868
Insmed, Inc.(1)	1,048	22,941
Ionis Pharmaceuticals, Inc.(1)	1,383	55,693
Iovance Biotherapeutics, Inc.(1)	1,053	6,360
Ironwood Pharmaceuticals, Inc.(1)	6,854	60,315
iTeos Therapeutics, Inc.(1)	1,269	15,310
KalVista Pharmaceuticals, Inc.(1)	1,352	14,669
Karuna Therapeutics, Inc.(1)	478	89,749
Kiniksa Pharmaceuticals Ltd., Class A(1)	1,395	24,036
Kinnate Biopharma, Inc.(1)	1,641	3,659
Kodiak Sciences, Inc.(1)	87	191
Kura Oncology, Inc.(1)	2,185	21,697
Kymera Therapeutics, Inc.(1)	547	10,437
Lyell Immunopharma, Inc.(1)(2)	4,561	10,901
MannKind Corp.(1)	2,305	10,626
Mirati Therapeutics, Inc.(1)	667	24,812
Moderna, Inc.(1)	6,241	705,670
Monte Rosa Therapeutics, Inc.(1)(2)	439	2,577
Myriad Genetics, Inc.(1)	1,744	31,130
Neurocrine Biosciences, Inc.(1)	1,660	180,757
Nkarta, Inc.(1)(2)	785	1,350
Nurix Therapeutics, Inc.(1)	1,315	11,178
Olema Pharmaceuticals, Inc.(1)	299	3,035
Organogenesis Holdings, Inc.(1)	778	2,178
ORIC Pharmaceuticals, Inc.(1)(2)	2,271	20,348
PDL BioPharma, Inc.(1)	752	8
PMV Pharmaceuticals, Inc.(1)	1,392	10,050
Point Biopharma Global, Inc.(1)	5,775	45,969
PTC Therapeutics, Inc.(1)	770	30,415
Recursion Pharmaceuticals, Inc., Class A(1)	4,148	36,088
Regeneron Pharmaceuticals, Inc.(1)	1,364	1,127,332
REGENXBIO, Inc.(1)	1,606	28,426
Relay Therapeutics, Inc.(1)	1,875	19,162
Repare Therapeutics, Inc.(1)	136	1,327
Replimune Group, Inc.(1)	1,200	24,504
Roivant Sciences Ltd.(1)	6,006	69,489
Sage Therapeutics, Inc.(1)	1,513	30,260
21

Avantis U.S. Equity Fund
	Shares	Value
Sana Biotechnology, Inc.(1)(2)	1,133	$6,062
Sarepta Therapeutics, Inc.(1)	749	90,636
Savara, Inc.(1)	5,334	19,309
Seagen, Inc.(1)	1,087	223,998
Stoke Therapeutics, Inc.(1)	72	405
Sutro Biopharma, Inc.(1)	160	760
Tango Therapeutics, Inc.(1)	1,099	7,133
Twist Bioscience Corp.(1)	1,750	38,482
uniQure NV(1)	1,848	16,096
United Therapeutics Corp.(1)	1,463	328,239
Vanda Pharmaceuticals, Inc.(1)	982	5,097
Vera Therapeutics, Inc.(1)	1,111	19,654
Veracyte, Inc.(1)	1,722	45,461
Verastem, Inc.(1)(2)	1,884	18,388
Vertex Pharmaceuticals, Inc.(1)	5,382	1,874,766
Verve Therapeutics, Inc.(1)	1,431	18,417
Vir Biotechnology, Inc.(1)	5,556	70,339
Voyager Therapeutics, Inc.(1)	3,109	31,152
Xencor, Inc.(1)	1,200	26,376
Xenon Pharmaceuticals, Inc.(1)	1,117	43,541
Zymeworks, Inc.(1)(2)	83	601
		13,423,901
Broadline Retail — 2.9%
Amazon.com, Inc.(1)	109,212	15,072,348
Big Lots, Inc.	932	5,778
Dillard's, Inc., Class A	218	75,236
eBay, Inc.	4,518	202,316
Etsy, Inc.(1)	1,403	103,219
Kohl's Corp.	5,840	155,578
Macy's, Inc.	10,794	132,011
MercadoLibre, Inc.(1)	1,335	1,832,101
Nordstrom, Inc.(2)	6,866	111,366
Ollie's Bargain Outlet Holdings, Inc.(1)	1,649	127,105
		17,817,058
Building Products — 1.2%
A O Smith Corp.	4,916	356,410
AAON, Inc.	1,363	85,951
Advanced Drainage Systems, Inc.	4,169	534,299
Allegion PLC	1,119	127,353
American Woodmark Corp.(1)	543	42,175
Apogee Enterprises, Inc.	1,374	69,332
Armstrong World Industries, Inc.	2,267	173,629
AZEK Co., Inc.(1)	2,605	88,596
AZZ, Inc.	770	37,807
Builders FirstSource, Inc.(1)	6,917	1,003,242
Carlisle Cos., Inc.	2,376	624,935
Carrier Global Corp.	4,528	260,134
CSW Industrials, Inc.	563	101,132
Fortune Brands Innovations, Inc.	4,030	278,151
Gibraltar Industries, Inc.(1)	1,442	108,193
Griffon Corp.	1,768	74,026
22

Avantis U.S. Equity Fund
	Shares	Value
Hayward Holdings, Inc.(1)	2,247	$33,256
Insteel Industries, Inc.	1,317	45,766
Janus International Group, Inc.(1)	2,570	29,426
JELD-WEN Holding, Inc.(1)	6,209	93,632
Johnson Controls International PLC	3,080	181,905
Lennox International, Inc.	1,325	499,273
Masco Corp.	2,100	123,921
Masonite International Corp.(1)	1,545	158,687
Masterbrand, Inc.(1)	4,758	60,950
Owens Corning	4,900	705,159
PGT Innovations, Inc.(1)	3,039	85,669
Quanex Building Products Corp.	2,213	59,707
Resideo Technologies, Inc.(1)	946	15,950
Simpson Manufacturing Co., Inc.	2,684	428,796
Trane Technologies PLC	2,292	470,456
Trex Co., Inc.(1)	3,888	277,486
UFP Industries, Inc.	3,736	389,852
Zurn Elkay Water Solutions Corp.	2,749	81,425
		7,706,681
Capital Markets — 3.0%
Affiliated Managers Group, Inc.	122	16,349
Ameriprise Financial, Inc.	4,065	1,372,263
Ares Management Corp., Class A	1,849	191,261
Artisan Partners Asset Management, Inc., Class A	4,535	174,235
Assetmark Financial Holdings, Inc.(1)	1,059	30,594
Bank of New York Mellon Corp.	13,069	586,406
BGC Group, Inc., Class A	5,615	27,738
BlackRock, Inc.	1,682	1,178,308
Blackstone, Inc.	4,399	467,922
Brightsphere Investment Group, Inc.	1,432	29,657
Carlyle Group, Inc.	8,447	273,260
Cboe Global Markets, Inc.	1,256	188,036
Charles Schwab Corp.	18,817	1,113,026
CME Group, Inc.	4,795	971,851
Cohen & Steers, Inc.	935	60,943
Coinbase Global, Inc., Class A(1)	2,870	228,452
Diamond Hill Investment Group, Inc.	178	30,039
Donnelley Financial Solutions, Inc.(1)	603	29,710
Evercore, Inc., Class A	2,010	281,500
FactSet Research Systems, Inc.	609	265,774
Federated Hermes, Inc.	2,049	71,223
Franklin Resources, Inc.	6,296	168,355
Goldman Sachs Group, Inc.	4,458	1,460,931
Hamilton Lane, Inc., Class A	1,612	149,577
Houlihan Lokey, Inc.	2,001	210,785
Interactive Brokers Group, Inc., Class A	674	61,388
Intercontinental Exchange, Inc.	3,767	444,468
Invesco Ltd.	10,040	159,837
Janus Henderson Group PLC	4,060	111,528
Jefferies Financial Group, Inc.	5,456	194,725
KKR & Co., Inc.	8,731	548,394
23

Avantis U.S. Equity Fund
	Shares	Value
Lazard Ltd., Class A	4,736	$164,529
LPL Financial Holdings, Inc.	1,748	403,071
MarketAxess Holdings, Inc.	495	119,260
Moelis & Co., Class A	2,860	135,593
Moody's Corp.	1,829	616,007
Morgan Stanley	15,407	1,311,906
Morningstar, Inc.	190	44,207
MSCI, Inc.	522	283,770
Nasdaq, Inc.	1,113	58,410
Northern Trust Corp.	4,204	319,798
Open Lending Corp., Class A(1)	5,631	46,456
Oppenheimer Holdings, Inc., Class A	408	15,545
Patria Investments Ltd., Class A	3,175	45,783
Piper Sandler Cos.	918	136,764
PJT Partners, Inc., Class A	240	18,958
Raymond James Financial, Inc.	6,478	677,534
S&P Global, Inc.	1,439	562,448
SEI Investments Co.	4,465	277,098
State Street Corp.	7,691	528,679
StepStone Group, Inc., Class A	2,128	65,691
Stifel Financial Corp.	3,185	207,089
StoneX Group, Inc.(1)	834	78,296
T. Rowe Price Group, Inc.	6,695	751,380
TPG, Inc.	2,383	67,010
Tradeweb Markets, Inc., Class A	1,390	120,138
Victory Capital Holdings, Inc., Class A	933	32,114
Virtu Financial, Inc., Class A	4,225	79,176
Virtus Investment Partners, Inc.	317	65,651
WisdomTree, Inc.	2,210	16,133
		18,347,029
Chemicals — 2.1%
AdvanSix, Inc.	1,534	50,745
Air Products & Chemicals, Inc.	4,917	1,452,924
Albemarle Corp.	2,126	422,457
Alto Ingredients, Inc.(1)	755	2,726
American Vanguard Corp.	1,244	17,192
Ashland, Inc.	1,009	87,410
Avient Corp.	1,988	79,739
Axalta Coating Systems Ltd.(1)	2,653	75,080
Balchem Corp.	254	35,687
Cabot Corp.	2,792	202,308
Celanese Corp.	1,127	142,408
CF Industries Holdings, Inc.	6,978	537,794
Chemours Co.	9,774	332,511
Core Molding Technologies, Inc.(1)	728	19,736
Corteva, Inc.	9,479	478,784
Danimer Scientific, Inc.(1)(2)	1,017	1,983
Dow, Inc.	18,472	1,007,832
DuPont de Nemours, Inc.	6,259	481,255
Eastman Chemical Co.	5,002	425,220
Ecolab, Inc.	1,060	194,839
24

Avantis U.S. Equity Fund
	Shares	Value
Ecovyst, Inc.(1)	4,030	$41,267
Element Solutions, Inc.	781	16,104
FMC Corp.	3,139	270,676
FutureFuel Corp.	1,729	12,241
Ginkgo Bioworks Holdings, Inc.(1)	15,254	35,694
Hawkins, Inc.	1,356	84,330
HB Fuller Co.	1,047	75,939
Huntsman Corp.	6,131	170,871
Ingevity Corp.(1)	1,528	82,344
Innospec, Inc.	729	78,309
International Flavors & Fragrances, Inc.	2,462	173,448
Intrepid Potash, Inc.(1)	310	8,317
Koppers Holdings, Inc.	734	28,105
Kronos Worldwide, Inc.	903	7,585
Linde PLC	4,448	1,721,554
Livent Corp.(1)(2)	11,978	257,168
LSB Industries, Inc.(1)	4,030	40,784
LyondellBasell Industries NV, Class A	9,664	954,513
Minerals Technologies, Inc.	580	35,438
Mosaic Co.	12,135	471,445
NewMarket Corp.	475	223,079
Olin Corp.	6,220	360,884
Origin Materials, Inc.(1)(2)	1,311	1,796
Orion SA	2,618	59,219
PPG Industries, Inc.	2,416	342,492
PureCycle Technologies, Inc.(1)(2)	3,852	34,398
Quaker Chemical Corp.	354	62,828
RPM International, Inc.	3,055	304,706
Scotts Miracle-Gro Co.(2)	991	56,150
Sherwin-Williams Co.	2,950	801,574
Stepan Co.	581	50,704
Trinseo PLC	1,620	17,059
Tronox Holdings PLC, Class A	5,103	69,605
Valhi, Inc.(2)	232	3,072
Westlake Corp.	1,649	215,986
		13,218,314
Commercial Services and Supplies — 0.6%
ACCO Brands Corp.	4,347	23,169
Aris Water Solutions, Inc., Class A	400	4,096
Brady Corp., Class A	1,152	58,107
Brink's Co.	1,003	76,037
Casella Waste Systems, Inc., Class A(1)	858	67,585
Cimpress PLC(1)	322	20,804
Cintas Corp.	1,161	585,341
Civeo Corp.(1)	1,036	18,772
Clean Harbors, Inc.(1)	1,513	256,211
Copart, Inc.(1)	14,194	636,317
Deluxe Corp.	592	11,970
Ennis, Inc.	1,194	25,432
Healthcare Services Group, Inc.	1,523	17,591
Heritage-Crystal Clean, Inc.(1)	1,126	50,783
25

Avantis U.S. Equity Fund
	Shares	Value
HNI Corp.	1,019	$33,382
Interface, Inc.	4,478	46,258
Li-Cycle Holdings Corp.(1)(2)	1,720	7,637
Matthews International Corp., Class A	478	20,162
MillerKnoll, Inc.	1,434	27,389
MSA Safety, Inc.	707	129,155
Pitney Bowes, Inc.	1,109	3,649
Quad/Graphics, Inc.(1)	1,703	8,702
Republic Services, Inc.	1,221	175,983
Rollins, Inc.	4,622	182,893
SP Plus Corp.(1)	633	24,795
Steelcase, Inc., Class A	4,552	41,287
Stericycle, Inc.(1)	75	3,316
Tetra Tech, Inc.	454	71,437
UniFirst Corp.	331	58,299
Waste Connections, Inc.	1,861	254,938
Waste Management, Inc.	5,574	873,892
		3,815,389
Communications Equipment — 0.6%
Applied Optoelectronics, Inc.(1)	2,740	37,730
Arista Networks, Inc.(1)	2,894	564,996
Aviat Networks, Inc.(1)	332	11,700
Ciena Corp.(1)	2,194	109,656
Cisco Systems, Inc.	27,032	1,550,285
CommScope Holding Co., Inc.(1)	2,063	6,890
Comtech Telecommunications Corp.	175	1,759
Extreme Networks, Inc.(1)	3,813	104,667
F5, Inc.(1)	730	119,472
Harmonic, Inc.(1)	1,539	16,436
Juniper Networks, Inc.	2,927	85,234
Lumentum Holdings, Inc.(1)	1,326	71,776
Motorola Solutions, Inc.	3,245	920,185
NETGEAR, Inc.(1)	326	4,297
Ribbon Communications, Inc.(1)	594	1,758
Ubiquiti, Inc.(2)	105	18,378
ViaSat, Inc.(1)	2,820	78,227
Viavi Solutions, Inc.(1)	5,741	59,993
		3,763,439
Construction and Engineering — 0.5%
AECOM	751	65,900
Ameresco, Inc., Class A(1)	1,579	68,671
API Group Corp.(1)	1,408	39,635
Arcosa, Inc.	1,270	99,339
Argan, Inc.	354	15,038
Comfort Systems USA, Inc.	2,267	418,420
Construction Partners, Inc., Class A(1)	1,865	64,809
Dycom Industries, Inc.(1)	1,051	105,027
EMCOR Group, Inc.	2,464	552,552
Fluor Corp.(1)	2,497	87,370
Granite Construction, Inc.	1,638	67,633
Great Lakes Dredge & Dock Corp.(1)	2,633	23,249
26

Avantis U.S. Equity Fund
	Shares	Value
IES Holdings, Inc.(1)	458	$34,341
Limbach Holdings, Inc.(1)	840	30,349
MasTec, Inc.(1)	1,366	135,903
MDU Resources Group, Inc.	12,777	260,140
MYR Group, Inc.(1)	1,294	183,839
Northwest Pipe Co.(1)	260	8,603
Primoris Services Corp.	3,145	111,239
Quanta Services, Inc.	1,630	342,088
Sterling Infrastructure, Inc.(1)	2,605	215,590
Tutor Perini Corp.(1)	1,023	9,095
Valmont Industries, Inc.	368	93,288
WillScot Mobile Mini Holdings Corp.(1)	4,268	175,073
		3,207,191
Construction Materials — 0.3%
Eagle Materials, Inc.	2,494	472,164
Knife River Corp.(1)	1,289	66,332
Martin Marietta Materials, Inc.	1,496	667,829
Summit Materials, Inc., Class A(1)	3,282	122,779
US Lime & Minerals, Inc.	139	30,105
Vulcan Materials Co.	2,315	505,249
		1,864,458
Consumer Finance — 0.9%
Ally Financial, Inc.	12,156	336,600
American Express Co.	9,372	1,480,682
Atlanticus Holdings Corp.(1)	173	6,038
Bread Financial Holdings, Inc.	2,925	109,921
Capital One Financial Corp.	10,864	1,112,365
Consumer Portfolio Services, Inc.(1)	792	7,342
Credit Acceptance Corp.(1)	299	150,029
Discover Financial Services	8,734	786,671
Encore Capital Group, Inc.(1)(2)	1,178	55,201
Enova International, Inc.(1)	991	49,996
EZCORP, Inc., Class A(1)	1,486	12,497
FirstCash Holdings, Inc.	385	34,388
Green Dot Corp., Class A(1)	1,850	27,454
LendingClub Corp.(1)	3,059	21,291
Medallion Financial Corp.	2,454	20,614
Navient Corp.	5,259	92,821
Nelnet, Inc., Class A	486	44,639
OneMain Holdings, Inc.	7,260	301,363
Oportun Financial Corp.(1)	218	1,526
PRA Group, Inc.(1)	1,218	23,727
PROG Holdings, Inc.(1)	4,028	138,160
Regional Management Corp.	404	11,102
SLM Corp.	14,690	209,186
SoFi Technologies, Inc.(1)(2)	25,780	223,255
Synchrony Financial	17,848	576,133
World Acceptance Corp.(1)	184	24,805
		5,857,806
27

Avantis U.S. Equity Fund
	Shares	Value
Consumer Staples Distribution & Retail — 2.1%
Albertsons Cos., Inc., Class A	2,681	$60,054
Andersons, Inc.	2,358	121,107
BJ's Wholesale Club Holdings, Inc.(1)	2,274	153,245
Casey's General Stores, Inc.	1,912	467,312
Costco Wholesale Corp.	6,582	3,615,361
Dollar General Corp.	2,273	314,811
Dollar Tree, Inc.(1)	5,172	632,846
Grocery Outlet Holding Corp.(1)	2,072	63,921
Ingles Markets, Inc., Class A	741	57,894
Kroger Co.	28,673	1,330,141
Natural Grocers by Vitamin Cottage, Inc.	593	7,478
Performance Food Group Co.(1)	4,805	298,535
PriceSmart, Inc.	1,382	109,841
SpartanNash Co.	1,193	25,960
Sprouts Farmers Market, Inc.(1)	6,793	277,086
Sysco Corp.	6,897	480,376
Target Corp.	7,975	1,009,236
United Natural Foods, Inc.(1)	2,370	47,708
US Foods Holding Corp.(1)	1,613	65,214
Village Super Market, Inc., Class A	584	13,169
Walgreens Boots Alliance, Inc.	5,398	136,623
Walmart, Inc.	24,159	3,928,495
Weis Markets, Inc.	703	45,604
		13,262,017
Containers and Packaging — 0.5%
Amcor PLC	13,236	128,919
AptarGroup, Inc.	1,718	227,738
Ardagh Metal Packaging SA	1,684	6,045
Avery Dennison Corp.	1,163	219,086
Ball Corp.	2,728	148,539
Berry Global Group, Inc.	1,764	115,260
Crown Holdings, Inc.	857	79,410
Graphic Packaging Holding Co.	13,352	296,948
Greif, Inc., Class A	1,000	72,590
Greif, Inc., Class B	105	7,826
International Paper Co.	10,066	351,505
Myers Industries, Inc.	1,605	30,190
O-I Glass, Inc.(1)	1,786	35,470
Packaging Corp. of America	4,608	687,053
Sealed Air Corp.	2,260	83,755
Silgan Holdings, Inc.	152	6,860
Sonoco Products Co.	2,935	168,616
TriMas Corp.	840	22,008
WestRock Co.	10,499	343,422
		3,031,240
Distributors — 0.2%
Genuine Parts Co.	2,221	341,434
LKQ Corp.	4,458	234,179
Pool Corp.	1,642	600,315
		1,175,928
28

Avantis U.S. Equity Fund
	Shares	Value
Diversified Consumer Services — 0.2%
ADT, Inc.	1,430	$9,181
Adtalem Global Education, Inc.(1)	2,434	106,731
American Public Education, Inc.(1)	77	405
Bright Horizons Family Solutions, Inc.(1)	192	18,129
Coursera, Inc.(1)	2,088	36,310
Frontdoor, Inc.(1)	1,798	59,010
Graham Holdings Co., Class B	84	49,252
Grand Canyon Education, Inc.(1)	1,419	166,378
H&R Block, Inc.	2,819	112,704
Laureate Education, Inc., Class A	9,950	138,603
OneSpaWorld Holdings Ltd.(1)	2,674	30,591
Perdoceo Education Corp.	2,416	40,033
Service Corp. International	2,235	141,051
Stride, Inc.(1)	1,135	48,226
Udemy, Inc.(1)	1,859	19,259
Universal Technical Institute, Inc.(1)	1,620	12,911
WW International, Inc.(1)	204	1,981
		990,755
Diversified Telecommunication Services — 0.6%
Anterix, Inc.(1)	60	1,985
AT&T, Inc.	101,264	1,497,695
ATN International, Inc.	438	15,711
Cogent Communications Holdings, Inc.	206	14,540
Consolidated Communications Holdings, Inc.(1)	479	1,892
EchoStar Corp., Class A(1)	1,853	32,205
Frontier Communications Parent, Inc.(1)	7,854	125,821
IDT Corp., Class B(1)	973	22,749
Iridium Communications, Inc.	4,398	215,282
Lumen Technologies, Inc.(1)	10,454	16,622
Radius Global Infrastructure, Inc., Class A(1)	1,899	28,333
Verizon Communications, Inc.	56,101	1,962,413
		3,935,248
Electric Utilities — 1.3%
ALLETE, Inc.	1,332	73,127
Alliant Energy Corp.	7,665	384,553
American Electric Power Co., Inc.	6,140	481,376
Avangrid, Inc.(2)	746	25,737
Constellation Energy Corp.	2,232	232,485
Duke Energy Corp.	3,795	336,996
Edison International	7,590	522,572
Entergy Corp.	4,001	381,095
Evergy, Inc.	5,103	280,512
Eversource Energy	5,604	357,647
Exelon Corp.	12,925	518,551
FirstEnergy Corp.	4,696	169,385
Genie Energy Ltd., Class B	1,299	19,888
Hawaiian Electric Industries, Inc.	3,403	47,710
IDACORP, Inc.	748	71,688
NextEra Energy, Inc.	11,982	800,398
NRG Energy, Inc.	5,618	210,956
29

Avantis U.S. Equity Fund
	Shares	Value
OGE Energy Corp.	6,829	$232,527
Otter Tail Corp.	1,477	121,660
PG&E Corp.(1)	48,739	794,446
Pinnacle West Capital Corp.	3,275	253,059
PNM Resources, Inc.	273	12,097
Portland General Electric Co.	2,861	125,483
PPL Corp.	13,140	327,449
Southern Co.	9,534	645,738
Xcel Energy, Inc.	9,703	554,332
		7,981,467
Electrical Equipment — 0.7%
Acuity Brands, Inc.	973	156,925
AMETEK, Inc.	2,396	382,186
Array Technologies, Inc.(1)	3,055	75,978
Atkore, Inc.(1)	2,471	380,460
Eaton Corp. PLC	2,491	573,852
Emerson Electric Co.	5,489	539,294
Encore Wire Corp.	1,004	165,469
EnerSys	2,346	246,283
FREYR Battery SA(1)(2)	2,327	14,497
FuelCell Energy, Inc.(1)	5,831	8,163
Generac Holdings, Inc.(1)	825	98,018
GrafTech International Ltd.	10,736	38,005
Hubbell, Inc.	871	283,990
LSI Industries, Inc.	1,255	19,766
NEXTracker, Inc., Class A(1)	546	22,998
nVent Electric PLC	1,051	59,424
Plug Power, Inc.(1)(2)	7,784	65,853
Powell Industries, Inc.	763	64,069
Regal Rexnord Corp.	660	107,045
Rockwell Automation, Inc.	1,006	313,953
Sensata Technologies Holding PLC	509	19,149
Sunrun, Inc.(1)	2,181	34,089
Thermon Group Holdings, Inc.(1)	1,263	34,707
Vertiv Holdings Co.	9,609	378,499
		4,082,672
Electronic Equipment, Instruments and Components — 1.2%
Advanced Energy Industries, Inc.	1,099	129,759
Amphenol Corp., Class A	5,703	504,031
Arrow Electronics, Inc.(1)	2,259	301,418
Avnet, Inc.	2,560	129,920
Badger Meter, Inc.	447	74,238
Bel Fuse, Inc., Class B	892	46,652
Belden, Inc.	1,098	103,102
Benchmark Electronics, Inc.	1,592	40,978
CDW Corp.	1,624	342,908
Climb Global Solutions, Inc.	467	20,086
Cognex Corp.	3,015	141,946
Coherent Corp.(1)	1,474	55,467
Corning, Inc.	23,088	757,748
Crane NXT Co.	2,437	144,660
30

Avantis U.S. Equity Fund
	Shares	Value
CTS Corp.	953	$42,551
Daktronics, Inc.(1)	760	6,354
ePlus, Inc.(1)	1,577	104,681
Fabrinet(1)	572	91,960
Flex Ltd.(1)	14,933	412,002
Insight Enterprises, Inc.(1)	2,296	367,567
IPG Photonics Corp.(1)	863	93,515
Jabil, Inc.	7,529	861,468
Keysight Technologies, Inc.(1)	2,353	313,655
Kimball Electronics, Inc.(1)	789	23,820
Knowles Corp.(1)	2,816	45,141
Littelfuse, Inc.	623	166,391
Methode Electronics, Inc.	1,181	38,087
nLight, Inc.(1)	1,984	22,637
Novanta, Inc.(1)	194	32,394
OSI Systems, Inc.(1)	483	65,857
PC Connection, Inc.	728	38,671
Plexus Corp.(1)	765	77,686
Rogers Corp.(1)	410	59,249
Sanmina Corp.(1)	2,915	162,366
ScanSource, Inc.(1)	877	28,748
SmartRent, Inc.(1)	5,953	20,240
TD SYNNEX Corp.	1,631	165,954
TE Connectivity Ltd.	7,706	1,020,197
Teledyne Technologies, Inc.(1)	182	76,131
Trimble, Inc.(1)	742	40,654
TTM Technologies, Inc.(1)	3,605	53,715
Vishay Intertechnology, Inc.	9,319	255,713
Vishay Precision Group, Inc.(1)	533	19,199
Vontier Corp.	3,376	106,040
Zebra Technologies Corp., Class A(1)	322	88,553
		7,694,109
Energy Equipment and Services — 1.2%
Archrock, Inc.	9,892	126,519
Baker Hughes Co.	35,306	1,277,724
Bristow Group, Inc.(1)	1,506	41,716
ChampionX Corp.	11,809	426,187
Core Laboratories, Inc.	835	20,073
Diamond Offshore Drilling, Inc.(1)	4,058	60,342
Dril-Quip, Inc.(1)	967	26,670
Expro Group Holdings NV(1)	1,949	45,821
Halliburton Co.	31,136	1,202,472
Helix Energy Solutions Group, Inc.(1)	4,373	44,342
Helmerich & Payne, Inc.	4,784	191,312
Liberty Energy, Inc., Class A	10,496	167,411
Nabors Industries Ltd.(1)	439	48,593
Newpark Resources, Inc.(1)	4,951	29,607
NexTier Oilfield Solutions, Inc.(1)	14,367	152,434
Noble Corp. PLC	1,535	80,956
NOV, Inc.	7,631	161,243
Oceaneering International, Inc.(1)	7,176	163,541
31

Avantis U.S. Equity Fund
	Shares	Value
Oil States International, Inc.(1)	607	$4,759
Patterson-UTI Energy, Inc.	16,776	237,213
ProPetro Holding Corp.(1)	7,036	67,827
RPC, Inc.	5,458	43,609
Schlumberger NV	17,958	1,058,804
Select Water Solutions, Inc., Class A	3,647	29,358
Solaris Oilfield Infrastructure, Inc., Class A	2,498	26,279
TechnipFMC PLC	26,176	498,391
TETRA Technologies, Inc.(1)	7,639	41,938
Tidewater, Inc.(1)	2,816	183,125
Transocean Ltd.(1)	21,847	178,709
US Silica Holdings, Inc.(1)	5,334	65,768
Valaris Ltd.(1)	1,392	104,845
Weatherford International PLC(1)	4,551	402,855
		7,210,443
Entertainment — 0.8%
Activision Blizzard, Inc.	3,036	279,282
AMC Entertainment Holdings, Inc., Class A(1)(2)	480	6,019
Atlanta Braves Holdings, Inc., Class C(1)	795	29,288
Cinemark Holdings, Inc.(1)	2,622	42,686
Electronic Arts, Inc.	3,264	391,615
Endeavor Group Holdings, Inc., Class A(1)	816	17,862
IMAX Corp.(1)	1,786	34,166
Liberty Media Corp.-Liberty Formula One, Class A(1)	216	13,100
Liberty Media Corp.-Liberty Formula One, Class C(1)	3,148	216,551
Liberty Media Corp.-Liberty Live, Class A(1)	52	1,732
Liberty Media Corp.-Liberty Live, Class C(1)	159	5,350
Live Nation Entertainment, Inc.(1)	1,363	115,214
Madison Square Garden Sports Corp.	133	23,674
Marcus Corp.	226	3,433
Netflix, Inc.(1)	4,951	2,147,150
Playstudios, Inc.(1)	2,241	7,978
Playtika Holding Corp.(1)	154	1,503
ROBLOX Corp., Class A(1)	3,187	90,160
Roku, Inc.(1)	2,180	177,016
Sphere Entertainment Co.(1)	1,119	39,232
Take-Two Interactive Software, Inc.(1)	1,349	191,828
Walt Disney Co.(1)	6,589	551,368
Warner Bros Discovery, Inc.(1)	29,553	388,326
World Wrestling Entertainment, Inc., Class A	1,803	174,080
		4,948,613
Financial Services — 3.0%
Acacia Research Corp.(1)	2,587	9,857
Affirm Holdings, Inc.(1)	5,205	108,316
Alerus Financial Corp.	452	8,814
A-Mark Precious Metals, Inc.	1,133	38,658
Apollo Global Management, Inc.	3,175	277,305
Berkshire Hathaway, Inc., Class B(1)	12,042	4,337,528
Block, Inc.(1)	2,995	172,662
Cannae Holdings, Inc.(1)	1,598	31,369
Cass Information Systems, Inc.	732	28,065
32

Avantis U.S. Equity Fund
	Shares	Value
Enact Holdings, Inc.	1,680	$48,149
Equitable Holdings, Inc.	14,398	414,662
Essent Group Ltd.	4,925	247,334
Euronet Worldwide, Inc.(1)	1,345	117,499
EVERTEC, Inc.	1,569	62,085
Federal Agricultural Mortgage Corp., Class C	413	69,516
Fidelity National Information Services, Inc.	1,761	98,369
Fiserv, Inc.(1)	2,654	322,169
FleetCor Technologies, Inc.(1)	889	241,568
Global Payments, Inc.	881	111,614
Jack Henry & Associates, Inc.	1,679	263,234
Jackson Financial, Inc., Class A	3,977	149,535
Marqeta, Inc., Class A(1)	5,494	33,788
Mastercard, Inc., Class A	10,376	4,281,553
Merchants Bancorp	1,085	31,649
MGIC Investment Corp.	16,047	282,106
Mr. Cooper Group, Inc.(1)	2,696	152,755
NewtekOne, Inc.(2)	1,159	20,758
NMI Holdings, Inc., Class A(1)	5,173	148,051
Payoneer Global, Inc.(1)	9,439	58,427
PayPal Holdings, Inc.(1)	7,440	465,074
PennyMac Financial Services, Inc.	1,046	75,071
Radian Group, Inc.	9,092	246,211
TFS Financial Corp.	577	7,853
Visa, Inc., Class A	19,576	4,809,432
Voya Financial, Inc.	2,531	176,360
Walker & Dunlop, Inc.	1,358	115,892
Waterstone Financial, Inc.	1,058	13,130
Western Union Co.	7,370	91,020
WEX, Inc.(1)	903	177,151
		18,344,589
Food Products — 1.0%
Archer-Daniels-Midland Co.	15,961	1,265,707
B&G Foods, Inc.	4,627	59,179
Bunge Ltd.	7,537	861,630
Calavo Growers, Inc.	736	24,259
Cal-Maine Foods, Inc.	1,575	75,269
Campbell Soup Co.	2,009	83,775
Conagra Brands, Inc.	1,616	48,286
Darling Ingredients, Inc.(1)	4,528	279,649
Dole PLC	2,653	31,624
Flowers Foods, Inc.	5,736	135,140
Fresh Del Monte Produce, Inc.	779	19,903
General Mills, Inc.	2,254	152,506
Hershey Co.	2,378	510,937
Hormel Foods Corp.	2,240	86,442
Hostess Brands, Inc.(1)	3,995	113,778
Ingredion, Inc.	2,930	301,526
J & J Snack Foods Corp.	391	63,393
J M Smucker Co.	2,023	293,234
John B Sanfilippo & Son, Inc.	530	53,186
33

Avantis U.S. Equity Fund
	Shares	Value
Kellogg Co.	2,725	$166,280
Kraft Heinz Co.	8,140	269,353
Lamb Weston Holdings, Inc.	1,768	172,221
Lancaster Colony Corp.	297	49,061
Lifecore Biomedical, Inc.(1)	2,262	18,096
McCormick & Co., Inc.	791	64,925
Mission Produce, Inc.(1)	437	4,160
Mondelez International, Inc., Class A	7,685	547,633
Pilgrim's Pride Corp.(1)	2,269	57,088
Post Holdings, Inc.(1)	334	29,963
Seaboard Corp.	6	22,622
Seneca Foods Corp., Class A(1)	387	18,677
Simply Good Foods Co.(1)	1,889	68,155
Tootsie Roll Industries, Inc.	581	18,679
Tyson Foods, Inc., Class A	5,324	283,609
Whole Earth Brands, Inc.(1)	160	610
		6,250,555
Gas Utilities — 0.2%
Atmos Energy Corp.	4,706	545,661
Chesapeake Utilities Corp.	485	53,399
National Fuel Gas Co.	2,593	139,348
New Jersey Resources Corp.	1,530	64,520
Northwest Natural Holding Co.	947	37,198
ONE Gas, Inc.	2,175	157,622
Southwest Gas Holdings, Inc.	1,624	100,574
Spire, Inc.	824	48,130
UGI Corp.	1,849	46,558
		1,193,010
Ground Transportation — 1.9%
ArcBest Corp.	1,595	168,416
Avis Budget Group, Inc.(1)	172	36,703
Covenant Logistics Group, Inc.	651	32,010
CSX Corp.	64,872	1,959,134
Daseke, Inc.(1)	1,443	7,648
Heartland Express, Inc.	2,232	33,681
Hertz Global Holdings, Inc.(1)	8,237	139,617
JB Hunt Transport Services, Inc.	4,040	759,035
Knight-Swift Transportation Holdings, Inc.	4,689	257,051
Landstar System, Inc.	2,333	442,827
Marten Transport Ltd.	2,708	56,868
Norfolk Southern Corp.	7,582	1,554,386
Old Dominion Freight Line, Inc.	3,449	1,473,999
PAM Transportation Services, Inc.(1)	436	10,054
RXO, Inc.(1)	3,096	55,976
Ryder System, Inc.	2,604	262,223
Saia, Inc.(1)	1,577	672,117
Schneider National, Inc., Class B	2,359	68,199
Uber Technologies, Inc.(1)	9,761	461,012
U-Haul Holding Co.(2)	273	15,553
U-Haul Holding Co.	4,746	252,677
Union Pacific Corp.	13,822	3,048,719
34

Avantis U.S. Equity Fund
	Shares	Value
Universal Logistics Holdings, Inc.	451	$12,231
Werner Enterprises, Inc.	2,684	111,681
XPO, Inc.(1)	2,581	192,620
		12,084,437
Health Care Equipment and Supplies — 1.7%
Abbott Laboratories	13,333	1,371,966
Align Technology, Inc.(1)	1,411	522,267
AngioDynamics, Inc.(1)	722	5,798
Atrion Corp.	34	15,813
Avanos Medical, Inc.(1)	657	13,823
Baxter International, Inc.	5,261	213,597
Becton Dickinson & Co.	1,516	423,646
Boston Scientific Corp.(1)	8,871	478,502
Butterfly Network, Inc.(1)(2)	3,163	5,598
Contra Abiomed, Inc.(1)	443	452
Cooper Cos., Inc.	843	311,902
DENTSPLY SIRONA, Inc.	3,002	111,344
Dexcom, Inc.(1)	6,146	620,623
Edwards Lifesciences Corp.(1)	8,369	639,977
Embecta Corp.	489	8,963
Enovis Corp.(1)	1,413	79,184
Envista Holdings Corp.(1)	1,501	48,062
GE HealthCare Technologies, Inc.	3,012	212,195
Globus Medical, Inc., Class A(1)	1,808	97,813
Haemonetics Corp.(1)	1,465	131,454
Hologic, Inc.(1)	3,341	249,706
IDEXX Laboratories, Inc.(1)	1,734	886,785
Inogen, Inc.(1)	174	1,081
Inspire Medical Systems, Inc.(1)	128	29,041
Insulet Corp.(1)	329	63,073
Integra LifeSciences Holdings Corp.(1)	697	29,650
Intuitive Surgical, Inc.(1)	3,379	1,056,546
Masimo Corp.(1)	338	38,627
Medtronic PLC	9,401	766,181
Merit Medical Systems, Inc.(1)	295	19,258
Neogen Corp.(1)	4,078	94,283
NuVasive, Inc.(1)	966	38,398
Omnicell, Inc.(1)	939	53,392
OraSure Technologies, Inc.(1)	1,749	11,299
Orthofix Medical, Inc.(1)	1,348	28,524
Outset Medical, Inc.(1)	537	7,309
Penumbra, Inc.(1)	198	52,371
QuidelOrtho Corp.(1)	1,869	153,931
ResMed, Inc.	1,036	165,335
Shockwave Medical, Inc.(1)	388	85,511
STERIS PLC	1,225	281,248
Stryker Corp.	1,918	543,849
Surmodics, Inc.(1)	529	19,478
Teleflex, Inc.	801	170,405
UFP Technologies, Inc.(1)	183	32,155
Utah Medical Products, Inc.	113	10,351
35

Avantis U.S. Equity Fund
	Shares	Value
Varex Imaging Corp.(1)	658	$12,943
Zimmer Biomet Holdings, Inc.	2,518	299,944
Zimvie, Inc.(1)	1,329	15,682
		10,529,335
Health Care Providers and Services — 1.9%
Acadia Healthcare Co., Inc.(1)	915	70,546
Accolade, Inc.(1)	1,537	20,734
agilon health, Inc.(1)	1,982	35,121
AMN Healthcare Services, Inc.(1)	1,552	137,166
Apollo Medical Holdings, Inc.(1)	913	34,566
Brookdale Senior Living, Inc.(1)	11,559	49,126
Cardinal Health, Inc.	2,899	253,170
Castle Biosciences, Inc.(1)	388	7,733
Cencora, Inc.	3,094	544,482
Centene Corp.(1)	14,638	902,433
Chemed Corp.	367	187,698
Cigna Group	1,312	362,453
Community Health Systems, Inc.(1)	542	1,832
CorVel Corp.(1)	396	85,714
Cross Country Healthcare, Inc.(1)	2,581	66,487
CVS Health Corp.	4,725	307,928
DaVita, Inc.(1)	940	96,275
Elevance Health, Inc.	2,760	1,219,948
Encompass Health Corp.	1,846	131,140
Enhabit, Inc.(1)	272	3,484
Ensign Group, Inc.	1,821	182,501
Fulgent Genetics, Inc.(1)	945	30,958
HCA Healthcare, Inc.	1,258	348,843
HealthEquity, Inc.(1)	492	33,235
Henry Schein, Inc.(1)	1,095	83,811
Humana, Inc.	2,396	1,106,065
InfuSystem Holdings, Inc.(1)	278	2,858
Joint Corp.(1)	325	3,019
Laboratory Corp. of America Holdings	1,478	307,572
McKesson Corp.	927	382,221
ModivCare, Inc.(1)	191	6,131
Molina Healthcare, Inc.(1)	2,839	880,431
National HealthCare Corp.	378	24,929
National Research Corp.	717	29,971
OPKO Health, Inc.(1)	3,813	6,978
Option Care Health, Inc.(1)	591	20,585
Owens & Minor, Inc.(1)	2,443	41,287
Patterson Cos., Inc.	3,926	117,937
PetIQ, Inc.(1)	2,019	38,522
Premier, Inc., Class A	3,516	75,699
Quest Diagnostics, Inc.	575	75,612
RadNet, Inc.(1)	227	7,584
Select Medical Holdings Corp.	625	18,256
Tenet Healthcare Corp.(1)	1,018	78,956
UnitedHealth Group, Inc.	6,396	3,048,206
Universal Health Services, Inc., Class B	1,620	218,214
		11,688,417
36

Avantis U.S. Equity Fund
	Shares	Value
Health Care Technology — 0.1%
American Well Corp., Class A(1)	4,197	$5,960
Doximity, Inc., Class A(1)	387	9,226
Health Catalyst, Inc.(1)	1,691	19,768
HealthStream, Inc.	242	5,089
Simulations Plus, Inc.	432	19,220
Teladoc Health, Inc.(1)	1,837	41,590
Veeva Systems, Inc., Class A(1)	1,659	346,233
Veradigm, Inc.(1)	5,340	71,449
		518,535
Hotels, Restaurants and Leisure — 2.1%
Accel Entertainment, Inc.(1)	4,019	47,786
Airbnb, Inc., Class A(1)	8,170	1,074,763
Aramark	1,743	64,805
BJ's Restaurants, Inc.(1)	849	24,969
Bloomin' Brands, Inc.	4,539	127,364
Booking Holdings, Inc.(1)	224	695,527
Boyd Gaming Corp.	4,429	296,167
Brinker International, Inc.(1)	565	18,492
Caesars Entertainment, Inc.(1)	1,838	101,568
Carnival Corp.(1)	52,814	835,517
Carrols Restaurant Group, Inc.(1)	3,282	22,908
Century Casinos, Inc.(1)	1,373	8,925
Cheesecake Factory, Inc.(2)	2,796	89,053
Chipotle Mexican Grill, Inc.(1)	723	1,392,961
Choice Hotels International, Inc.(2)	1,059	134,387
Churchill Downs, Inc.	2,108	264,090
Chuy's Holdings, Inc.(1)	150	5,715
Cracker Barrel Old Country Store, Inc.	1,131	93,228
Darden Restaurants, Inc.	5,436	845,352
Dave & Buster's Entertainment, Inc.(1)	1,232	48,381
Dine Brands Global, Inc.	76	4,163
Domino's Pizza, Inc.	107	41,452
DoorDash, Inc., Class A(1)	2,085	175,411
DraftKings, Inc., Class A(1)	1,081	32,052
Everi Holdings, Inc.(1)	1,846	26,693
Expedia Group, Inc.(1)	2,362	256,017
Fiesta Restaurant Group, Inc.(1)	301	2,531
Golden Entertainment, Inc.	1,527	55,598
Hilton Grand Vacations, Inc.(1)	3,368	147,249
Hilton Worldwide Holdings, Inc.	899	133,636
Hyatt Hotels Corp., Class A	1,235	138,826
International Game Technology PLC	277	8,870
Jack in the Box, Inc.	294	23,629
Las Vegas Sands Corp.	4,586	251,588
Life Time Group Holdings, Inc.(1)	1,202	20,674
Light & Wonder, Inc., Class A(1)	443	33,965
Marriott International, Inc., Class A	2,650	539,302
Marriott Vacations Worldwide Corp.	43	4,674
McDonald's Corp.	4,184	1,176,332
MGM Resorts International(1)	3,439	151,247
37

Avantis U.S. Equity Fund
	Shares	Value
Monarch Casino & Resort, Inc.	574	$38,688
Noodles & Co.(1)	1,969	5,474
Norwegian Cruise Line Holdings Ltd.(1)	17,221	285,352
ONE Group Hospitality, Inc.(1)	584	4,000
Papa John's International, Inc.	227	17,184
Penn Entertainment, Inc.(1)	3,016	71,449
Planet Fitness, Inc., Class A(1)	490	29,792
Playa Hotels & Resorts NV(1)	7,453	55,599
Potbelly Corp.(1)	2,608	20,838
RCI Hospitality Holdings, Inc.	492	32,118
Red Robin Gourmet Burgers, Inc.(1)	2,058	21,341
Red Rock Resorts, Inc., Class A	2,092	91,902
Royal Caribbean Cruises Ltd.(1)	12,274	1,214,390
Sabre Corp.(1)(2)	2,132	10,660
SeaWorld Entertainment, Inc.(1)	1,367	66,573
Shake Shack, Inc., Class A(1)	952	66,640
Six Flags Entertainment Corp.(1)	511	11,733
Starbucks Corp.	5,548	540,597
Sweetgreen, Inc., Class A(1)	2,655	38,126
Target Hospitality Corp.(1)(2)	1,541	24,502
Texas Roadhouse, Inc.	3,617	376,530
Travel + Leisure Co.	327	13,145
Vail Resorts, Inc.	443	100,260
Wendy's Co.	3,218	63,684
Wingstop, Inc.	190	30,522
Wyndham Hotels & Resorts, Inc.	865	65,212
Wynn Resorts Ltd.	780	79,076
Yum! Brands, Inc.	2,170	280,755
		13,072,009
Household Durables — 1.5%
Bassett Furniture Industries, Inc.	229	3,492
Beazer Homes USA, Inc.(1)	2,631	77,115
Cavco Industries, Inc.(1)	508	141,996
Century Communities, Inc.	1,779	132,091
Cricut, Inc., Class A	2,500	23,650
D.R. Horton, Inc.	11,497	1,368,373
Dream Finders Homes, Inc., Class A(1)(2)	1,280	36,890
Ethan Allen Interiors, Inc.	1,647	51,683
Garmin Ltd.	3,506	371,706
GoPro, Inc., Class A(1)	2,385	8,669
Green Brick Partners, Inc.(1)	2,077	102,728
Helen of Troy Ltd.(1)	1,113	136,810
Hooker Furnishings Corp.	146	3,143
Hovnanian Enterprises, Inc., Class A(1)	429	50,982
Installed Building Products, Inc.	1,286	186,123
KB Home	5,722	290,678
La-Z-Boy, Inc.	2,870	88,539
Legacy Housing Corp.(1)	977	22,149
Leggett & Platt, Inc.	1,180	33,276
Lennar Corp., B Shares	484	51,623
Lennar Corp., Class A	10,606	1,263,069
38

Avantis U.S. Equity Fund
	Shares	Value
LGI Homes, Inc.(1)	457	$56,257
Lifetime Brands, Inc.	361	2,271
M/I Homes, Inc.(1)	2,247	220,610
MDC Holdings, Inc.	4,090	194,070
Meritage Homes Corp.	2,391	332,445
Mohawk Industries, Inc.(1)	2,331	236,340
Newell Brands, Inc.	1,959	20,726
NVR, Inc.(1)	153	975,731
PulteGroup, Inc.	12,329	1,011,718
Skyline Champion Corp.(1)	2,613	186,229
Sonos, Inc.(1)	2,784	38,364
Taylor Morrison Home Corp.(1)	8,257	391,382
Tempur Sealy International, Inc.	4,207	196,551
Toll Brothers, Inc.	4,800	393,264
TopBuild Corp.(1)	165	47,863
Tri Pointe Homes, Inc.(1)	7,591	236,080
Universal Electronics, Inc.(1)	86	765
VOXX International Corp.(1)	219	1,892
Whirlpool Corp.	1,882	263,405
		9,250,748
Household Products — 0.8%
Central Garden & Pet Co.(1)	81	3,575
Central Garden & Pet Co., Class A(1)	1,103	45,003
Church & Dwight Co., Inc.	3,896	377,016
Clorox Co.	2,843	444,787
Colgate-Palmolive Co.	6,421	471,751
Energizer Holdings, Inc.	1,482	50,907
Kimberly-Clark Corp.	8,087	1,041,848
Oil-Dri Corp. of America	402	27,095
Procter & Gamble Co.	16,735	2,582,880
Reynolds Consumer Products, Inc.	84	2,292
Spectrum Brands Holdings, Inc.	1,035	86,081
WD-40 Co.	229	49,205
		5,182,440
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp.	21,044	377,319
Brookfield Renewable Corp., Class A(2)	2,666	74,515
Clearway Energy, Inc., Class A	894	20,955
Clearway Energy, Inc., Class C	2,406	59,597
Montauk Renewables, Inc.(1)	1,924	18,374
NextEra Energy Partners LP	1,382	68,934
Ormat Technologies, Inc.	1,105	83,914
Sunnova Energy International, Inc.(1)(2)	3,917	54,485
Vistra Corp.	20,858	655,358
		1,413,451
Industrial Conglomerates — 0.5%
3M Co.	5,483	584,872
General Electric Co.	13,303	1,522,661
Honeywell International, Inc.	6,269	1,178,196
		3,285,729
39

Avantis U.S. Equity Fund
	Shares	Value
Insurance — 3.0%
Aflac, Inc.	15,221	$1,135,030
Allstate Corp.	4,314	465,092
Ambac Financial Group, Inc.(1)	1,818	23,416
American Equity Investment Life Holding Co.(1)	6,171	331,259
American Financial Group, Inc.	2,317	268,587
American International Group, Inc.	20,404	1,194,042
AMERISAFE, Inc.	751	38,902
Aon PLC, Class A	3,088	1,029,508
Arch Capital Group Ltd.(1)	10,454	803,494
Argo Group International Holdings Ltd.	1,368	40,698
Arthur J Gallagher & Co.	1,064	245,231
Assurant, Inc.	1,489	207,462
Assured Guaranty Ltd.	1,731	101,852
Axis Capital Holdings Ltd.	3,241	177,801
Brighthouse Financial, Inc.(1)	2,955	146,745
Brown & Brown, Inc.	809	59,947
Chubb Ltd.	4,049	813,323
Cincinnati Financial Corp.	2,676	283,094
CNA Financial Corp.	370	14,552
CNO Financial Group, Inc.	7,126	166,748
eHealth, Inc.(1)	98	766
Employers Holdings, Inc.	581	22,793
Enstar Group Ltd.(1)	631	159,826
Erie Indemnity Co., Class A	360	100,343
Everest Re Group Ltd.	820	295,758
Fidelity National Financial, Inc.	5,072	209,981
First American Financial Corp.	3,297	203,359
Genworth Financial, Inc., Class A(1)	17,019	98,540
Globe Life, Inc.	2,529	282,161
Hanover Insurance Group, Inc.	1,012	108,001
Hartford Financial Services Group, Inc.	10,336	742,332
HCI Group, Inc.	212	11,295
Horace Mann Educators Corp.	1,128	32,329
Investors Title Co.	48	6,907
James River Group Holdings Ltd.	743	10,818
Kemper Corp.	1,325	62,235
Kinsale Capital Group, Inc.	647	257,914
Lemonade, Inc.(1)(2)	1,271	17,489
Lincoln National Corp.	4,246	108,952
Loews Corp.	5,356	332,554
Markel Group, Inc.(1)	300	443,676
Marsh & McLennan Cos., Inc.	6,278	1,224,147
MBIA, Inc.(1)	105	828
Mercury General Corp.	537	15,364
MetLife, Inc.	8,976	568,540
National Western Life Group, Inc., Class A	85	38,636
Old Republic International Corp.	9,986	273,117
Oscar Health, Inc., Class A(1)	4,605	28,873
Primerica, Inc.	2,205	443,117
Principal Financial Group, Inc.	5,489	426,550
40

Avantis U.S. Equity Fund
	Shares	Value
ProAssurance Corp.	1,341	$23,709
Progressive Corp.	6,700	894,249
Prudential Financial, Inc.	9,744	922,465
Reinsurance Group of America, Inc.	2,076	287,775
RenaissanceRe Holdings Ltd.	1,214	228,099
RLI Corp.	981	129,021
Ryan Specialty Holdings, Inc.(1)	489	23,839
Safety Insurance Group, Inc.	413	28,443
Selective Insurance Group, Inc.	1,847	183,241
SiriusPoint Ltd.(1)	7,229	79,953
Skyward Specialty Insurance Group, Inc.(1)	1,091	26,533
Stewart Information Services Corp.	1,125	52,110
Tiptree, Inc.	1,010	17,796
Travelers Cos., Inc.	5,883	948,516
United Fire Group, Inc.	765	15,124
Universal Insurance Holdings, Inc.	781	9,887
Unum Group	8,519	419,050
W R Berkley Corp.	4,236	262,039
White Mountains Insurance Group Ltd.	86	136,627
Willis Towers Watson PLC	365	75,467
		18,837,927
Interactive Media and Services — 5.0%
Alphabet, Inc., Class A(1)	77,826	10,597,566
Alphabet, Inc., Class C(1)	65,568	9,005,765
Cargurus, Inc.(1)	6,935	125,593
Cars.com, Inc.(1)	4,211	78,703
IAC, Inc.(1)	2,059	113,924
Match Group, Inc.(1)	2,603	122,003
Meta Platforms, Inc., Class A(1)	35,282	10,439,591
Pinterest, Inc., Class A(1)	7,028	193,200
Snap, Inc., Class A(1)	3,439	35,594
TripAdvisor, Inc.(1)	870	13,146
TrueCar, Inc.(1)	1,846	4,412
Yelp, Inc.(1)	2,905	124,479
Ziff Davis, Inc.(1)	666	44,389
ZipRecruiter, Inc., Class A(1)	1,743	26,476
ZoomInfo Technologies, Inc.(1)	3,371	60,745
		30,985,586
IT Services — 1.2%
Accenture PLC, Class A	7,858	2,544,185
Akamai Technologies, Inc.(1)	3,414	358,777
Amdocs Ltd.	1,298	115,782
Cloudflare, Inc., Class A(1)	1,412	91,822
Cognizant Technology Solutions Corp., Class A	12,523	896,772
DigitalOcean Holdings, Inc.(1)(2)	1,042	28,186
DXC Technology Co.(1)	11,233	232,972
EPAM Systems, Inc.(1)	860	222,731
Gartner, Inc.(1)	1,726	603,548
Globant SA(1)	552	112,867
GoDaddy, Inc., Class A(1)	2,228	161,552
Hackett Group, Inc.	243	5,728
41

Avantis U.S. Equity Fund
	Shares	Value
International Business Machines Corp.	8,353	$1,226,471
Kyndryl Holdings, Inc.(1)	8,302	140,138
MongoDB, Inc.(1)	441	168,153
Okta, Inc.(1)	363	30,314
Perficient, Inc.(1)	416	26,537
Snowflake, Inc., Class A(1)	1,758	275,742
Twilio, Inc., Class A(1)	2,522	160,677
VeriSign, Inc.(1)	610	126,752
		7,529,706
Leisure Products — 0.2%
American Outdoor Brands, Inc.(1)	305	2,995
Brunswick Corp.	3,587	283,803
Clarus Corp.	253	1,819
Hasbro, Inc.	534	38,448
Malibu Boats, Inc., Class A(1)	1,042	50,600
Marine Products Corp.	990	13,850
MasterCraft Boat Holdings, Inc.(1)	673	14,645
Mattel, Inc.(1)	7,939	175,928
Polaris, Inc.	3,347	375,165
Smith & Wesson Brands, Inc.	2,127	24,971
Sturm Ruger & Co., Inc.	1,010	52,096
Topgolf Callaway Brands Corp.(1)	2,038	35,543
Vista Outdoor, Inc.(1)	3,895	113,929
YETI Holdings, Inc.(1)	5,816	290,509
		1,474,301
Life Sciences Tools and Services — 0.8%
10X Genomics, Inc., Class A(1)	1,130	58,590
AbCellera Biologics, Inc.(1)(2)	9,145	49,840
Adaptive Biotechnologies Corp.(1)	962	6,513
Agilent Technologies, Inc.	1,724	208,725
Avantor, Inc.(1)	2,394	51,830
Azenta, Inc.(1)	1,579	89,103
Bio-Rad Laboratories, Inc., Class A(1)	331	132,466
Bio-Techne Corp.	1,825	143,080
Bruker Corp.	2,384	156,390
Charles River Laboratories International, Inc.(1)	289	59,771
Cytek Biosciences, Inc.(1)	2,488	18,909
Danaher Corp.	3,923	1,039,595
Fortrea Holdings, Inc.(1)	1,478	40,719
Illumina, Inc.(1)	832	137,463
Inotiv, Inc.(1)	878	3,284
IQVIA Holdings, Inc.(1)	1,729	384,927
Maravai LifeSciences Holdings, Inc., Class A(1)	1,771	18,312
MaxCyte, Inc.(1)	1,890	6,917
Medpace Holdings, Inc.(1)	601	162,432
Mesa Laboratories, Inc.	146	20,931
Mettler-Toledo International, Inc.(1)	181	219,640
OmniAb, Inc.(1)	182	653
OmniAb, Inc.(1)	182	621
Quanterix Corp.(1)	1,365	36,582
Repligen Corp.(1)	533	92,694
42

Avantis U.S. Equity Fund
	Shares	Value
Revvity, Inc.	1,337	$156,469
Seer, Inc.(1)	2,342	6,159
SomaLogic, Inc.(1)(2)	1,931	4,268
Sotera Health Co.(1)	1,121	18,093
Syneos Health, Inc.(1)	186	7,948
Thermo Fisher Scientific, Inc.	1,560	869,076
Waters Corp.(1)	1,124	315,619
West Pharmaceutical Services, Inc.	1,411	574,136
		5,091,755
Machinery — 2.8%
3D Systems Corp.(1)	2,235	14,103
AGCO Corp.	3,450	446,879
Alamo Group, Inc.	139	23,859
Albany International Corp., Class A	1,150	106,628
Allison Transmission Holdings, Inc.	1,321	79,854
Astec Industries, Inc.	736	40,348
Barnes Group, Inc.	1,322	51,955
Blue Bird Corp.(1)	1,100	24,035
Caterpillar, Inc.	11,374	3,197,573
Chart Industries, Inc.(1)	355	64,106
Commercial Vehicle Group, Inc.(1)	2,483	22,868
Crane Co.	898	81,826
Cummins, Inc.	3,326	765,113
Deere & Co.	6,259	2,572,073
Desktop Metal, Inc., Class A(1)	2,197	3,955
Donaldson Co., Inc.	5,207	332,571
Dover Corp.	987	146,372
Enerpac Tool Group Corp.	1,055	27,641
EnPro Industries, Inc.	601	81,970
Esab Corp.	290	20,929
ESCO Technologies, Inc.	700	74,907
Flowserve Corp.	2,379	94,137
Fortive Corp.	2,246	177,097
Franklin Electric Co., Inc.	1,155	111,700
Gates Industrial Corp. PLC(1)	2,322	28,514
Gorman-Rupp Co.	652	20,955
Graco, Inc.	5,179	408,830
Greenbrier Cos., Inc.	2,180	92,781
Hillenbrand, Inc.	929	45,001
Hillman Solutions Corp.(1)	5,781	52,318
Hyster-Yale Materials Handling, Inc.	559	25,530
IDEX Corp.	455	103,012
Illinois Tool Works, Inc.	4,105	1,015,372
Ingersoll Rand, Inc.	4,645	323,338
ITT, Inc.	2,578	263,678
John Bean Technologies Corp.	873	95,951
Kadant, Inc.	246	54,056
Kennametal, Inc.	3,828	101,327
Lincoln Electric Holdings, Inc.	1,979	380,878
Lindsay Corp.	224	27,798
Manitowoc Co., Inc.(1)	1,586	26,835
43

Avantis U.S. Equity Fund
	Shares	Value
Microvast Holdings, Inc.(1)(2)	1,335	$2,977
Middleby Corp.(1)	347	50,520
Miller Industries, Inc.	663	26,520
Mueller Industries, Inc.	3,690	284,720
Mueller Water Products, Inc., Class A	5,105	72,083
NN, Inc.(1)	691	1,465
Nordson Corp.	608	148,437
Omega Flex, Inc.	78	6,529
Oshkosh Corp.	2,158	224,065
Otis Worldwide Corp.	3,247	277,781
PACCAR, Inc.	17,715	1,457,767
Parker-Hannifin Corp.	1,663	693,305
Park-Ohio Holdings Corp.	1,204	22,527
Pentair PLC	1,105	77,637
Proto Labs, Inc.(1)	403	11,889
RBC Bearings, Inc.(1)	319	73,542
REV Group, Inc.	1,440	19,555
Shyft Group, Inc.	1,298	20,353
Snap-on, Inc.	1,285	345,151
Standex International Corp.	289	44,399
Stanley Black & Decker, Inc.	1,234	116,465
Tennant Co.	589	48,551
Terex Corp.	3,934	238,440
Timken Co.	3,025	231,171
Titan International, Inc.(1)	2,080	26,187
Toro Co.	2,572	263,167
Trinity Industries, Inc.	3,038	76,163
Wabash National Corp.	2,802	63,185
Watts Water Technologies, Inc., Class A	795	150,072
Westinghouse Air Brake Technologies Corp.	1,487	167,317
Xylem, Inc.	2,340	242,284
		17,112,897
Marine Transportation — 0.1%
Costamare, Inc.	1,893	19,517
Eagle Bulk Shipping, Inc.(2)	484	21,180
Genco Shipping & Trading Ltd.	1,967	26,889
Kirby Corp.(1)	1,912	158,371
Matson, Inc.	2,527	222,073
Pangaea Logistics Solutions Ltd.	2,021	11,398
Safe Bulkers, Inc.	2,798	8,981
		468,409
Media — 1.0%
Altice USA, Inc., Class A(1)	842	2,585
AMC Networks, Inc., Class A(1)	1,331	15,493
Boston Omaha Corp., Class A(1)	279	4,933
Cable One, Inc.	235	152,884
Charter Communications, Inc., Class A(1)	1,116	488,942
Comcast Corp., Class A	77,549	3,626,191
Cumulus Media, Inc., Class A(1)	504	2,339
DISH Network Corp., Class A(1)	7,941	47,646
Entravision Communications Corp., Class A	2,377	9,104
44

Avantis U.S. Equity Fund
	Shares	Value
Fox Corp., Class A	8,116	$268,315
Fox Corp., Class B	4,247	129,618
Gambling.com Group Ltd.(1)	1,426	20,221
Gray Television, Inc.	1,992	16,055
Interpublic Group of Cos., Inc.	3,801	123,951
John Wiley & Sons, Inc., Class A	69	2,564
Liberty Broadband Corp., Class A(1)	212	19,852
Liberty Broadband Corp., Class C(1)	2,314	216,498
Liberty Media Corp.-Liberty SiriusXM, Class A(1)	173	4,157
Liberty Media Corp.-Liberty SiriusXM, Class C(1)	1,134	27,715
New York Times Co., Class A	3,092	136,883
News Corp., Class A	8,739	187,801
News Corp., Class B	2,644	58,168
Nexstar Media Group, Inc., Class A	505	82,214
Omnicom Group, Inc.	1,905	154,324
Paramount Global, Class B	9,349	141,076
PubMatic, Inc., Class A(1)	2,210	30,719
Scholastic Corp.	1,060	46,057
Sinclair, Inc.(2)	563	7,105
Sirius XM Holdings, Inc.	6,857	30,171
TechTarget, Inc.(1)	102	2,932
TEGNA, Inc.	439	7,257
Thryv Holdings, Inc.(1)	568	11,582
Trade Desk, Inc., Class A(1)	3,050	244,091
WideOpenWest, Inc.(1)	2,553	20,679
		6,340,122
Metals and Mining — 1.2%
Alcoa Corp.	5,866	176,449
Alpha Metallurgical Resources, Inc.	876	177,688
Arch Resources, Inc.	1,137	148,492
ATI, Inc.(1)	7,113	322,432
Carpenter Technology Corp.	1,412	88,434
Century Aluminum Co.(1)	1,342	9,984
Cleveland-Cliffs, Inc.(1)	18,770	286,993
Coeur Mining, Inc.(1)	4,989	12,024
Commercial Metals Co.	5,950	334,926
Compass Minerals International, Inc.	1,309	39,466
Freeport-McMoRan, Inc.	26,612	1,062,085
Haynes International, Inc.	157	7,663
Hecla Mining Co.	11,425	50,156
Kaiser Aluminum Corp.	498	37,808
Materion Corp.	984	107,049
McEwen Mining, Inc.(1)	2,899	23,453
MP Materials Corp.(1)	3,374	70,652
Newmont Corp.	16,433	647,789
Nucor Corp.	7,917	1,362,516
Olympic Steel, Inc.	801	42,870
Ramaco Resources, Inc., Class A	1,527	11,972
Ramaco Resources, Inc., Class B	305	3,306
Reliance Steel & Aluminum Co.	2,796	796,748
Royal Gold, Inc.	1,681	188,423
45

Avantis U.S. Equity Fund
	Shares	Value
Ryerson Holding Corp.	2,254	$70,190
Schnitzer Steel Industries, Inc., Class A	1,280	42,496
Steel Dynamics, Inc.	6,503	693,155
SunCoke Energy, Inc.	3,751	34,884
TimkenSteel Corp.(1)	2,117	46,383
Tredegar Corp.	1,180	5,935
United States Steel Corp.	10,901	338,912
Warrior Met Coal, Inc.	3,779	149,497
Worthington Industries, Inc.	1,567	117,948
		7,508,778
Multi-Utilities — 0.8%
Ameren Corp.	6,586	522,072
Avista Corp.	1,948	64,849
Black Hills Corp.	1,385	76,175
CenterPoint Energy, Inc.	14,152	394,699
CMS Energy Corp.	6,682	375,462
Consolidated Edison, Inc.	7,765	690,774
Dominion Energy, Inc.	10,944	531,222
DTE Energy Co.	3,716	384,160
NiSource, Inc.	12,334	330,058
NorthWestern Corp.	1,498	75,499
Public Service Enterprise Group, Inc.	13,406	818,839
Sempra	6,960	488,731
Unitil Corp.	565	27,583
WEC Energy Group, Inc.	2,217	186,494
		4,966,617
Oil, Gas and Consumable Fuels — 7.4%
Antero Midstream Corp.	18,211	220,717
Antero Resources Corp.(1)	14,137	391,171
APA Corp.	15,295	670,533
Ardmore Shipping Corp.	1,480	18,411
Berry Corp.	3,422	29,327
California Resources Corp.	4,724	263,788
Callon Petroleum Co.(1)	3,837	150,526
Cheniere Energy, Inc.	8,848	1,443,994
Chesapeake Energy Corp.	7,595	669,955
Chevron Corp.	24,095	3,881,705
Chord Energy Corp.	2,427	391,961
Civitas Resources, Inc.	5,503	452,457
Clean Energy Fuels Corp.(1)	3,357	14,301
CNX Resources Corp.(1)	10,757	240,419
Comstock Resources, Inc.(2)	6,487	79,531
ConocoPhillips	26,956	3,208,573
CONSOL Energy, Inc.	1,919	165,111
Coterra Energy, Inc.	35,476	1,000,068
Crescent Energy Co., Class A(2)	4,639	63,230
CVR Energy, Inc.	2,076	67,885
Delek US Holdings, Inc.	3,735	96,176
Denbury, Inc.(1)	3,011	275,747
Devon Energy Corp.	23,560	1,203,680
DHT Holdings, Inc.	4,534	41,940
46

Avantis U.S. Equity Fund
	Shares	Value
Diamondback Energy, Inc.	8,100	$1,229,418
Dorian LPG Ltd.	2,695	69,531
DT Midstream, Inc.	3,876	202,676
Earthstone Energy, Inc., Class A(1)	4,654	94,849
EnLink Midstream LLC(1)	13,709	170,540
EOG Resources, Inc.	17,094	2,198,630
EQT Corp.	19,450	840,629
Equitrans Midstream Corp.	33,999	326,390
Evolution Petroleum Corp.	3,532	29,881
Exxon Mobil Corp.	45,321	5,039,242
Granite Ridge Resources, Inc.	2,565	18,981
Green Plains, Inc.(1)	1,545	47,957
Gulfport Energy Corp.(1)	1,027	121,186
Hallador Energy Co.(1)	1,673	17,968
Hess Corp.	9,984	1,542,528
Hess Midstream LP, Class A	3,037	87,769
HF Sinclair Corp.	7,255	399,678
HighPeak Energy, Inc.(2)	808	11,902
International Seaways, Inc.	1,854	79,666
Kimbell Royalty Partners LP	4,237	65,038
Kinder Morgan, Inc.	35,184	605,868
Kosmos Energy Ltd.(1)	24,330	177,122
Magnolia Oil & Gas Corp., Class A	10,254	233,791
Marathon Oil Corp.	27,368	721,147
Marathon Petroleum Corp.	12,434	1,775,202
Matador Resources Co.	7,436	472,186
Murphy Oil Corp.	9,170	416,318
New Fortress Energy, Inc.(2)	2,167	67,264
Nordic American Tankers Ltd.	8,182	31,992
Northern Oil & Gas, Inc.	5,695	238,222
Occidental Petroleum Corp.	22,679	1,424,014
ONEOK, Inc.	17,122	1,116,354
Overseas Shipholding Group, Inc., Class A(1)	4,963	21,837
Ovintiv, Inc.	12,891	605,361
Par Pacific Holdings, Inc.(1)	4,161	142,930
PBF Energy, Inc., Class A	6,675	312,991
Peabody Energy Corp.	5,403	116,597
Permian Resources Corp.	14,745	209,084
Phillips 66	10,562	1,205,758
Pioneer Natural Resources Co.	7,710	1,834,440
Plains GP Holdings LP, Class A(1)	9,674	155,171
Range Resources Corp.	14,778	478,512
REX American Resources Corp.(1)	564	22,272
Riley Exploration Permian, Inc.	588	19,692
Ring Energy, Inc.(1)(2)	4,287	8,102
SandRidge Energy, Inc.	2,068	33,067
Scorpio Tankers, Inc.	1,773	89,554
SFL Corp. Ltd.	6,302	71,213
SilverBow Resources, Inc.(1)	1,482	63,400
Sitio Royalties Corp., Class A	2,276	57,810
SM Energy Co.	7,866	332,810
47

Avantis U.S. Equity Fund
	Shares	Value
Southwestern Energy Co.(1)	69,224	$469,339
Talos Energy, Inc.(1)	5,165	88,941
Targa Resources Corp.	10,996	948,405
Teekay Corp.(1)	4,643	29,762
Teekay Tankers Ltd., Class A	1,621	65,942
Texas Pacific Land Corp.	196	369,411
Uranium Energy Corp.(1)	7,462	32,236
VAALCO Energy, Inc.	7,061	29,233
Valero Energy Corp.	9,989	1,297,571
Viper Energy Partners LP	1,359	37,807
Vital Energy, Inc.(1)	1,309	78,920
Vitesse Energy, Inc.	1,680	39,043
W&T Offshore, Inc.(1)	4,785	19,523
Williams Cos., Inc.	40,479	1,397,740
World Kinect Corp.	1,606	35,171
		45,634,790
Paper and Forest Products — 0.1%
Clearwater Paper Corp.(1)	642	24,582
Glatfelter Corp.(1)	1,507	3,014
Louisiana-Pacific Corp.	3,453	215,744
Mercer International, Inc.	2,526	22,961
Sylvamo Corp.	2,010	83,958
		350,259
Passenger Airlines — 0.5%
Alaska Air Group, Inc.(1)	7,918	332,319
Allegiant Travel Co.	1,156	102,699
American Airlines Group, Inc.(1)	6,202	91,355
Delta Air Lines, Inc.	12,351	529,611
Hawaiian Holdings, Inc.(1)	2,390	20,506
JetBlue Airways Corp.(1)	18,068	106,963
Mesa Air Group, Inc.(1)	522	715
SkyWest, Inc.(1)	2,317	104,497
Southwest Airlines Co.	27,229	860,436
Spirit Airlines, Inc.	3,808	62,832
Sun Country Airlines Holdings, Inc.(1)	2,715	40,426
United Airlines Holdings, Inc.(1)	17,747	883,978
		3,136,337
Personal Care Products — 0.2%
BellRing Brands, Inc.(1)	203	8,425
Coty, Inc., Class A(1)	2,050	23,698
Edgewell Personal Care Co.	654	25,218
elf Beauty, Inc.(1)	822	114,020
Estee Lauder Cos., Inc., Class A	1,959	314,478
Herbalife Ltd.(1)	446	6,699
Inter Parfums, Inc.	516	72,101
Kenvue, Inc.	26,097	601,536
Medifast, Inc.	515	43,435
Nu Skin Enterprises, Inc., Class A	1,997	47,708
USANA Health Sciences, Inc.(1)	442	28,416
		1,285,734
48

Avantis U.S. Equity Fund
	Shares	Value
Pharmaceuticals — 2.9%
Aclaris Therapeutics, Inc.(1)	957	$7,158
Amneal Pharmaceuticals, Inc.(1)	5,908	24,164
Amphastar Pharmaceuticals, Inc.(1)	3,186	169,846
ANI Pharmaceuticals, Inc.(1)	550	35,414
Arvinas, Inc.(1)	1,841	51,935
Assertio Holdings, Inc.(1)(2)	2,974	9,755
Atea Pharmaceuticals, Inc.(1)	3,630	12,197
Athira Pharma, Inc.(1)	865	1,929
Bristol-Myers Squibb Co.	25,144	1,550,128
Catalent, Inc.(1)	1,865	93,194
Collegium Pharmaceutical, Inc.(1)	1,393	32,624
Corcept Therapeutics, Inc.(1)	3,958	129,545
Elanco Animal Health, Inc.(1)	9,843	120,085
Eli Lilly & Co.	9,094	5,039,895
EyePoint Pharmaceuticals, Inc.(1)	1,303	12,913
Harmony Biosciences Holdings, Inc.(1)	1,234	44,732
Innoviva, Inc.(1)	2,990	38,122
Intra-Cellular Therapies, Inc.(1)	899	49,912
Jazz Pharmaceuticals PLC(1)	2,127	304,927
Johnson & Johnson	27,482	4,443,290
Ligand Pharmaceuticals, Inc.(1)	480	31,570
Merck & Co., Inc.	15,206	1,657,150
NGM Biopharmaceuticals, Inc.(1)	636	1,202
Nuvation Bio, Inc.(1)	2,146	3,519
Organon & Co.	1,514	33,247
Pacira BioSciences, Inc.(1)	914	32,264
Perrigo Co. PLC	1,973	69,055
Pfizer, Inc.	58,928	2,084,873
Phibro Animal Health Corp., Class A	349	4,868
Pliant Therapeutics, Inc.(1)	1,165	19,665
Prestige Consumer Healthcare, Inc.(1)	1,185	69,121
ProPhase Labs, Inc.(1)	711	3,043
Reata Pharmaceuticals, Inc., Class A(1)	202	34,138
Royalty Pharma PLC, Class A	4,252	126,795
SIGA Technologies, Inc.(2)	2,227	10,222
Supernus Pharmaceuticals, Inc.(1)	1,246	39,673
Theravance Biopharma, Inc.(1)(2)	88	838
Viatris, Inc.	40,662	437,116
Zoetis, Inc.	6,812	1,297,754
		18,127,878
Professional Services — 1.2%
ASGN, Inc.(1)	367	30,153
Automatic Data Processing, Inc.	6,241	1,589,021
Barrett Business Services, Inc.	411	39,324
Booz Allen Hamilton Holding Corp.	2,498	283,048
Broadridge Financial Solutions, Inc., ADR	1,797	334,619
CACI International, Inc., Class A(1)	73	23,945
CBIZ, Inc.(1)	1,968	110,424
Ceridian HCM Holding, Inc.(1)	388	28,138
Clarivate PLC(1)	10,685	79,390
49

Avantis U.S. Equity Fund
	Shares	Value
Concentrix Corp.	587	$46,860
CRA International, Inc.	224	24,333
CSG Systems International, Inc.	812	44,100
Dun & Bradstreet Holdings, Inc.	380	4,142
Equifax, Inc.	727	150,271
ExlService Holdings, Inc.(1)	1,680	49,106
Exponent, Inc.	1,023	91,927
First Advantage Corp.	1,404	19,586
Franklin Covey Co.(1)	585	24,962
FTI Consulting, Inc.(1)	197	36,607
Genpact Ltd.	1,411	52,673
Heidrick & Struggles International, Inc.	865	22,914
Huron Consulting Group, Inc.(1)	209	20,890
IBEX Holdings Ltd.(1)	816	15,961
Insperity, Inc.	1,539	155,947
Jacobs Solutions, Inc.	644	86,824
KBR, Inc.	1,649	101,446
Kelly Services, Inc., Class A	1,355	25,054
Kforce, Inc.	916	57,387
Korn Ferry	2,010	102,470
Legalzoom.com, Inc.(1)	2,616	29,849
Leidos Holdings, Inc.	263	25,645
ManpowerGroup, Inc.	1,108	87,388
Maximus, Inc.	765	61,827
Paychex, Inc.	8,313	1,016,098
Paycom Software, Inc.	1,367	403,046
Paylocity Holding Corp.(1)	757	151,778
Planet Labs PBC(1)(2)	5,590	18,168
RCM Technologies, Inc.(1)	304	6,244
Resources Connection, Inc.	1,465	22,722
Robert Half International, Inc.	5,042	372,906
Science Applications International Corp.	892	104,953
SS&C Technologies Holdings, Inc.	1,264	72,579
TransUnion	796	64,651
TriNet Group, Inc.(1)	1,990	220,751
TrueBlue, Inc.(1)	1,245	18,837
TTEC Holdings, Inc.	119	3,541
Verisk Analytics, Inc.	3,528	854,552
Verra Mobility Corp.(1)	2,671	47,517
		7,234,574
Real Estate Management and Development — 0.2%
CBRE Group, Inc., Class A(1)	4,839	411,557
CoStar Group, Inc.(1)	2,588	212,190
Cushman & Wakefield PLC(1)	1,625	14,934
Douglas Elliman, Inc.	3,062	7,686
Forestar Group, Inc.(1)	454	12,943
FRP Holdings, Inc.(1)	20	1,139
Howard Hughes Holdings, Inc.(1)	629	49,471
Jones Lang LaSalle, Inc.(1)	937	161,914
Kennedy-Wilson Holdings, Inc.	3,861	61,660
Marcus & Millichap, Inc.	1,365	45,454
50

Avantis U.S. Equity Fund
	Shares	Value
Newmark Group, Inc., Class A	5,411	$38,364
Opendoor Technologies, Inc.(1)	27,473	107,145
RE/MAX Holdings, Inc., Class A	648	10,498
RMR Group, Inc., Class A	648	16,381
Zillow Group, Inc., Class A(1)	1,215	61,868
Zillow Group, Inc., Class C(1)	4,824	251,620
		1,464,824
Semiconductors and Semiconductor Equipment — 6.0%
ACM Research, Inc., Class A(1)	1,253	22,003
Advanced Micro Devices, Inc.(1)	15,609	1,650,184
Allegro MicroSystems, Inc.(1)	1,921	73,478
Alpha & Omega Semiconductor Ltd.(1)	643	20,287
Amkor Technology, Inc.	6,018	168,263
Analog Devices, Inc.	4,627	841,096
Applied Materials, Inc.	18,422	2,814,145
Axcelis Technologies, Inc.(1)	1,807	347,215
AXT, Inc.(1)	2,464	6,406
Broadcom, Inc.	3,959	3,653,722
CEVA, Inc.(1)	370	8,591
Cirrus Logic, Inc.(1)	2,053	168,428
Cohu, Inc.(1)	1,725	64,498
Credo Technology Group Holding Ltd.(1)	2,222	36,574
Diodes, Inc.(1)	2,470	202,170
Enphase Energy, Inc.(1)	3,159	399,708
Entegris, Inc.	3,384	342,698
First Solar, Inc.(1)	3,725	704,472
FormFactor, Inc.(1)	1,867	65,942
GLOBALFOUNDRIES, Inc.(1)(2)	1,927	106,467
Ichor Holdings Ltd.(1)	663	24,286
Intel Corp.	54,743	1,923,669
KLA Corp.	2,276	1,142,256
Kulicke & Soffa Industries, Inc.	3,374	174,537
Lam Research Corp.	3,704	2,601,690
Lattice Semiconductor Corp.(1)	1,826	177,597
MACOM Technology Solutions Holdings, Inc.(1)	863	72,975
Magnachip Semiconductor Corp.(1)	601	4,940
Marvell Technology, Inc.	8,160	475,320
MaxLinear, Inc.(1)	2,409	56,612
Microchip Technology, Inc.	7,548	617,728
Micron Technology, Inc.	15,762	1,102,394
MKS Instruments, Inc.	885	88,704
Monolithic Power Systems, Inc.	588	306,471
NVE Corp.	259	22,909
NVIDIA Corp.	14,083	6,950,665
NXP Semiconductors NV	3,105	638,761
ON Semiconductor Corp.(1)	14,629	1,440,371
Onto Innovation, Inc.(1)	1,182	164,274
Photronics, Inc.(1)	4,785	113,692
Power Integrations, Inc.	859	72,173
Qorvo, Inc.(1)	2,813	302,088
QUALCOMM, Inc.	21,459	2,457,699
51

Avantis U.S. Equity Fund
	Shares	Value
Rambus, Inc.(1)	1,432	$80,865
Silicon Laboratories, Inc.(1)	54	7,282
SiTime Corp.(1)	363	48,166
Skyworks Solutions, Inc.	6,135	667,120
SMART Global Holdings, Inc.(1)	4,206	108,641
SolarEdge Technologies, Inc.(1)	522	84,862
Synaptics, Inc.(1)	1,600	140,064
Teradyne, Inc.	4,306	464,488
Texas Instruments, Inc.	18,016	3,027,769
Ultra Clean Holdings, Inc.(1)	1,864	65,538
Universal Display Corp.	902	146,629
Wolfspeed, Inc.(1)	1,626	77,755
		37,547,337
Software — 7.0%
A10 Networks, Inc.	1,937	28,842
ACI Worldwide, Inc.(1)	251	6,094
Adeia, Inc.	4,400	44,264
Adobe, Inc.(1)	4,603	2,574,642
Altair Engineering, Inc., Class A(1)	369	24,531
American Software, Inc., Class A	628	7,241
ANSYS, Inc.(1)	529	168,682
Appfolio, Inc., Class A(1)	130	25,060
AppLovin Corp., Class A(1)	2,733	118,120
Aspen Technology, Inc.(1)	420	81,480
Atlassian Corp., Class A(1)	794	162,024
Aurora Innovation, Inc.(1)	23,748	75,281
Autodesk, Inc.(1)	2,676	593,911
Bentley Systems, Inc., Class B	3,140	156,717
BILL Holdings, Inc.(1)	1,631	188,054
Black Knight, Inc.(1)	377	28,562
Blackbaud, Inc.(1)	48	3,653
Box, Inc., Class A(1)	1,329	35,192
C3.ai, Inc., Class A(1)(2)	1,892	58,690
Cadence Design Systems, Inc.(1)	3,090	742,960
Cleanspark, Inc.(1)	10,977	54,117
CommVault Systems, Inc.(1)	1,438	98,230
Confluent, Inc., Class A(1)	1,919	63,500
Consensus Cloud Solutions, Inc.(1)	294	9,387
Crowdstrike Holdings, Inc., Class A(1)	2,502	407,901
Datadog, Inc., Class A(1)	1,814	175,015
DocuSign, Inc.(1)	1,998	100,499
Dolby Laboratories, Inc., Class A	1,524	128,732
DoubleVerify Holdings, Inc.(1)	1,928	65,186
Dropbox, Inc., Class A(1)	1,553	43,158
Dynatrace, Inc.(1)	1,584	76,349
Elastic NV(1)	232	14,356
Envestnet, Inc.(1)	56	3,059
Fair Isaac Corp.(1)	220	199,010
Five9, Inc.(1)	550	39,803
Fortinet, Inc.(1)	17,072	1,027,905
Freshworks, Inc., Class A(1)	3,295	72,062
52

Avantis U.S. Equity Fund
	Shares	Value
Gen Digital, Inc.	2,630	$53,257
Gitlab, Inc., Class A(1)	1,110	52,581
Guidewire Software, Inc.(1)	1,034	89,369
HashiCorp, Inc., Class A(1)	939	27,381
HubSpot, Inc.(1)	323	176,526
InterDigital, Inc.	1,908	165,443
Intuit, Inc.	1,554	841,973
LiveRamp Holdings, Inc.(1)	1,449	46,861
Manhattan Associates, Inc.(1)	1,854	375,657
Marathon Digital Holdings, Inc.(1)	4,719	59,318
Matterport, Inc.(1)	8,164	21,880
Microsoft Corp.	73,946	24,236,541
MicroStrategy, Inc., Class A(1)	224	80,087
NCR Corp.(1)	2,041	62,781
Nutanix, Inc., Class A(1)	878	27,306
Olo, Inc., Class A(1)	2,445	15,770
Oracle Corp. (New York)	18,255	2,197,719
Palantir Technologies, Inc., Class A(1)	21,575	323,193
Palo Alto Networks, Inc.(1)	5,057	1,230,368
Procore Technologies, Inc.(1)	638	43,097
Progress Software Corp.	642	39,059
PROS Holdings, Inc.(1)	347	12,443
PTC, Inc.(1)	1,227	180,578
Qualys, Inc.(1)	2,052	319,394
Rapid7, Inc.(1)	344	17,334
RingCentral, Inc., Class A(1)	153	4,732
Riot Platforms, Inc.(1)(2)	6,474	73,480
Roper Technologies, Inc.	499	249,031
Salesforce, Inc.(1)	5,648	1,250,806
Samsara, Inc., Class A(1)	1,446	39,563
SentinelOne, Inc., Class A(1)	3,178	52,850
ServiceNow, Inc.(1)	1,720	1,012,788
Smartsheet, Inc., Class A(1)	677	28,251
Splunk, Inc.(1)	1,366	165,641
SPS Commerce, Inc.(1)	399	74,266
Synopsys, Inc.(1)	1,202	551,586
Tyler Technologies, Inc.(1)	215	85,662
UiPath, Inc., Class A(1)	6,067	95,919
Unity Software, Inc.(1)	1,253	46,449
Verint Systems, Inc.(1)	99	3,207
VMware, Inc., Class A(1)	3,560	600,857
Workday, Inc., Class A(1)	1,174	287,043
Workiva, Inc.(1)	347	38,812
Xperi, Inc.(1)	1,053	12,425
Zoom Video Communications, Inc., Class A(1)	3,435	243,988
Zscaler, Inc.(1)	495	77,245
		43,392,786
Specialty Retail — 3.0%
1-800-Flowers.com, Inc., Class A(1)	849	6,393
Aaron's Co., Inc.	2,739	33,060
Abercrombie & Fitch Co., Class A(1)	3,403	182,911
53

Avantis U.S. Equity Fund
	Shares	Value
Academy Sports & Outdoors, Inc.	3,804	$207,584
Advance Auto Parts, Inc.	1,908	131,309
American Eagle Outfitters, Inc.	10,250	173,840
America's Car-Mart, Inc.(1)	283	31,501
Arhaus, Inc.(1)	2,009	19,889
Arko Corp.	3,379	25,444
Asbury Automotive Group, Inc.(1)	791	181,930
AutoNation, Inc.(1)	2,091	328,475
AutoZone, Inc.(1)	93	235,414
Bath & Body Works, Inc.	773	28,501
Best Buy Co., Inc.	8,529	652,042
Big 5 Sporting Goods Corp.	321	2,546
Boot Barn Holdings, Inc.(1)	1,643	150,745
Buckle, Inc.	1,782	65,114
Build-A-Bear Workshop, Inc.	1,114	29,376
Burlington Stores, Inc.(1)	2,285	370,764
Caleres, Inc.	2,141	61,382
Camping World Holdings, Inc., Class A	974	24,087
CarMax, Inc.(1)	8,214	670,920
Carvana Co.(1)	496	24,974
Cato Corp., Class A	608	4,712
Chewy, Inc., Class A(1)	788	18,896
Chico's FAS, Inc.(1)	7,596	38,967
Children's Place, Inc.(1)	496	13,149
Citi Trends, Inc.(1)	310	6,705
Container Store Group, Inc.(1)	332	777
Designer Brands, Inc., Class A	3,573	37,552
Destination XL Group, Inc.(1)	3,385	15,436
Dick's Sporting Goods, Inc.	3,538	411,611
Five Below, Inc.(1)	1,398	240,400
Floor & Decor Holdings, Inc., Class A(1)	4,249	423,625
Foot Locker, Inc.	4,733	92,861
GameStop Corp., Class A(1)	144	2,671
Gap, Inc.	10,120	117,190
Genesco, Inc.(1)	669	22,933
Guess?, Inc.	1,409	33,901
Haverty Furniture Cos., Inc.	552	17,278
Hibbett, Inc.	768	35,566
Home Depot, Inc.	13,078	4,319,663
Kirkland's, Inc.(1)	193	483
Lands' End, Inc.(1)	165	1,270
Leslie's, Inc.(1)	1,884	11,794
Lithia Motors, Inc.	930	286,459
LL Flooring Holdings, Inc.(1)	428	1,477
Lowe's Cos., Inc.	3,568	822,353
MarineMax, Inc.(1)	860	28,612
Monro, Inc.	56	1,833
Murphy USA, Inc.	1,174	372,909
National Vision Holdings, Inc.(1)	585	10,711
ODP Corp.(1)	1,904	93,905
O'Reilly Automotive, Inc.(1)	493	463,272
54

Avantis U.S. Equity Fund
	Shares	Value
Penske Automotive Group, Inc.	612	$100,552
PetMed Express, Inc.	282	3,178
RH(1)	785	286,674
Ross Stores, Inc.	10,186	1,240,757
Sally Beauty Holdings, Inc.(1)	1,334	13,553
Shoe Carnival, Inc.	492	11,380
Signet Jewelers Ltd.	2,197	164,775
Sonic Automotive, Inc., Class A	922	49,161
Sportsman's Warehouse Holdings, Inc.(1)	796	3,829
Stitch Fix, Inc., Class A(1)	127	558
Tilly's, Inc., Class A(1)	712	6,401
TJX Cos., Inc.	29,123	2,693,295
Tractor Supply Co.	2,936	641,516
Ulta Beauty, Inc.(1)	1,432	594,323
Upbound Group, Inc.	3,568	109,252
Urban Outfitters, Inc.(1)	3,710	123,209
Valvoline, Inc.	4,757	163,831
Victoria's Secret & Co.(1)	3,269	62,699
Warby Parker, Inc., Class A(1)	1,716	20,609
Wayfair, Inc., Class A(1)	991	68,488
Williams-Sonoma, Inc.	3,394	479,233
Winmark Corp.	56	21,310
Zumiez, Inc.(1)	640	12,154
		18,457,909
Technology Hardware, Storage and Peripherals — 5.5%
Apple, Inc.	166,230	31,229,630
Avid Technology, Inc.(1)	259	6,905
Dell Technologies, Inc., Class C	2,087	117,373
Eastman Kodak Co.(1)	2,017	9,016
Hewlett Packard Enterprise Co.	25,470	432,735
HP, Inc.	5,124	152,234
Immersion Corp.	1,954	13,717
IonQ, Inc.(1)	2,950	50,710
NetApp, Inc.	4,024	308,641
Pure Storage, Inc., Class A(1)	8,705	318,516
Seagate Technology Holdings PLC	2,805	198,566
Stratasys Ltd.(1)	65	956
Super Micro Computer, Inc.(1)	2,827	777,651
Turtle Beach Corp.(1)	1,814	19,718
Western Digital Corp.(1)	4,088	183,960
Xerox Holdings Corp.	2,848	45,255
		33,865,583
Textiles, Apparel and Luxury Goods — 0.8%
Capri Holdings Ltd.(1)	4,929	258,723
Carter's, Inc.	2,586	185,080
Columbia Sportswear Co.	506	37,110
Crocs, Inc.(1)	3,392	330,177
Deckers Outdoor Corp.(1)	1,334	705,806
Fossil Group, Inc.(1)	764	1,620
G-III Apparel Group Ltd.(1)	1,426	28,306
Hanesbrands, Inc.	4,693	24,638
55

Avantis U.S. Equity Fund
	Shares	Value
Kontoor Brands, Inc.	1,131	$51,788
Lakeland Industries, Inc.	124	1,738
Levi Strauss & Co., Class A	2,442	33,626
lululemon athletica, Inc.(1)	3,394	1,293,996
Movado Group, Inc.	613	16,766
NIKE, Inc., Class B	8,125	826,394
Oxford Industries, Inc.	933	94,224
PVH Corp.	2,090	174,724
Ralph Lauren Corp.	1,933	225,446
Rocky Brands, Inc.	110	1,955
Skechers USA, Inc., Class A(1)	4,168	209,692
Steven Madden Ltd.	3,459	119,336
Tapestry, Inc.	8,573	285,652
Under Armour, Inc., Class A(1)	6,609	50,493
Under Armour, Inc., Class C(1)	7,167	49,381
Unifi, Inc.(1)	394	2,734
VF Corp.	3,131	61,869
		5,071,274
Trading Companies and Distributors — 1.2%
Air Lease Corp.	6,550	266,978
Alta Equipment Group, Inc.	676	9,619
Applied Industrial Technologies, Inc.	1,491	230,166
Beacon Roofing Supply, Inc.(1)	991	79,131
BlueLinx Holdings, Inc.(1)	680	60,697
Boise Cascade Co.	3,196	349,547
Fastenal Co.	21,336	1,228,527
FTAI Aviation Ltd.	4,876	180,217
GATX Corp.	2,235	264,043
Global Industrial Co.	653	22,098
GMS, Inc.(1)	2,552	176,956
H&E Equipment Services, Inc.	1,941	87,966
Herc Holdings, Inc.	1,406	182,977
Hudson Technologies, Inc.(1)	2,646	31,911
Karat Packaging, Inc.	634	15,787
McGrath RentCorp	1,075	108,682
MRC Global, Inc.(1)	2,203	20,532
MSC Industrial Direct Co., Inc., Class A	2,875	293,422
NOW, Inc.(1)	3,177	35,487
Rush Enterprises, Inc., Class A	2,744	113,608
Rush Enterprises, Inc., Class B	443	20,342
SiteOne Landscape Supply, Inc.(1)	1,341	229,566
Textainer Group Holdings Ltd.	2,454	97,252
Titan Machinery, Inc.(1)	997	30,927
Triton International Ltd.	3,108	260,792
United Rentals, Inc.	2,281	1,086,988
Veritiv Corp.	747	125,742
Watsco, Inc.	590	215,084
WESCO International, Inc.	1,637	264,948
WW Grainger, Inc.	1,707	1,219,037
		7,309,029
56

Avantis U.S. Equity Fund
	Shares	Value
Water Utilities†
American States Water Co.	625	$52,631
American Water Works Co., Inc.	1,147	159,135
Essential Utilities, Inc.	555	20,480
		232,246
Wireless Telecommunication Services — 0.2%
Gogo, Inc.(1)	3,112	35,321
Shenandoah Telecommunications Co.	1,954	44,434
Telephone & Data Systems, Inc.	3,403	73,130
T-Mobile U.S., Inc.(1)	8,658	1,179,653
US Cellular Corp.(1)	828	37,980
		1,370,518
TOTAL COMMON STOCKS (Cost $576,327,647)		618,030,576
ESCROW INTERESTS†(4)
Diversified Telecommunication Services†
GCI Liberty, Inc.(1) (Cost $—)	210	2
SHORT-TERM INVESTMENTS — 0.8%
Money Market Funds — 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,523,907	3,523,907
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,327,445	1,327,445
TOTAL SHORT-TERM INVESTMENTS (Cost $4,851,352)		4,851,352
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $581,178,999)		622,881,930
OTHER ASSETS AND LIABILITIES — (0.4)%		(2,764,978)
TOTAL NET ASSETS — 100.0%		$620,116,952

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	5	September 2023	$1,129,000	$22,867
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,929,220. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,984,663, which includes securities collateral of $657,218.
(4)Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.

See Notes to Financial Statements.
57

AUGUST 31, 2023

Avantis U.S. Large Cap Value Fund
	Shares	Value
COMMON STOCKS — 99.2%
Air Freight and Logistics — 2.9%
Expeditors International of Washington, Inc.	6,771	$790,244
FedEx Corp.	5,846	1,525,923
United Parcel Service, Inc., Class B	12,821	2,171,877
		4,488,044
Automobile Components — 0.5%
Autoliv, Inc.	3,253	317,493
BorgWarner, Inc.	9,740	396,905
Phinia, Inc.(1)	282	7,839
		722,237
Automobiles — 1.9%
Ford Motor Co.	108,023	1,310,319
General Motors Co.	37,896	1,269,895
Harley-Davidson, Inc.	2,700	91,125
Thor Industries, Inc.	2,420	253,664
		2,925,003
Banks — 4.7%
Comerica, Inc.	3,463	166,605
Commerce Bancshares, Inc.	2,548	125,081
Cullen/Frost Bankers, Inc.	1,563	147,750
East West Bancorp, Inc.	3,555	196,734
Fifth Third Bancorp	13,870	368,248
Huntington Bancshares, Inc.	28,102	311,651
JPMorgan Chase & Co.	25,396	3,716,197
KeyCorp	18,089	204,948
PNC Financial Services Group, Inc.	2,635	318,124
Popular, Inc.	3,427	233,996
Regions Financial Corp.	18,730	343,508
Synovus Financial Corp.	4,046	125,264
Wells Fargo & Co.	19,724	814,404
Western Alliance Bancorp	2,499	124,975
Zions Bancorp NA	3,688	130,924
		7,328,409
Beverages — 0.2%
Coca-Cola Consolidated, Inc.	277	193,595
National Beverage Corp.(1)	1,234	63,317
		256,912
Biotechnology — 1.3%
Gilead Sciences, Inc.	24,616	1,882,632
Vertex Pharmaceuticals, Inc.(1)	523	182,182
		2,064,814
Broadline Retail — 1.6%
Amazon.com, Inc.(1)	7,054	973,523
Dillard's, Inc., Class A	116	40,034
Macy's, Inc.	10,896	133,258
MercadoLibre, Inc.(1)	928	1,273,550
		2,420,365
Building Products — 1.6%
Advanced Drainage Systems, Inc.	3,153	404,088
58

Avantis U.S. Large Cap Value Fund
	Shares	Value
Builders FirstSource, Inc.(1)	6,577	$953,928
Owens Corning	4,804	691,344
UFP Industries, Inc.	3,386	353,329
		2,402,689
Capital Markets — 3.2%
Ameriprise Financial, Inc.	3,095	1,044,810
Charles Schwab Corp.	14,880	880,152
Evercore, Inc., Class A	1,780	249,289
Goldman Sachs Group, Inc.	2,892	947,737
Morgan Stanley	10,268	874,320
Northern Trust Corp.	4,228	321,624
Raymond James Financial, Inc.	4,475	468,040
Stifel Financial Corp.	2,467	160,405
		4,946,377
Chemicals — 2.2%
CF Industries Holdings, Inc.	5,720	440,840
Chemours Co.	8,554	291,007
Dow, Inc.	17,318	944,870
LyondellBasell Industries NV, Class A	8,970	885,967
Mosaic Co.	8,508	330,536
Olin Corp.	5,172	300,080
Westlake Corp.	1,479	193,719
		3,387,019
Construction and Engineering — 0.2%
Comfort Systems USA, Inc.	1,957	361,203
Construction Materials — 0.2%
Eagle Materials, Inc.	1,838	347,970
Consumer Finance — 2.7%
Ally Financial, Inc.	10,227	283,186
American Express Co.	6,658	1,051,897
Capital One Financial Corp.	9,291	951,305
Credit Acceptance Corp.(1)	309	155,047
Discover Financial Services	9,898	891,513
OneMain Holdings, Inc.	6,735	279,570
Synchrony Financial	15,031	485,201
		4,097,719
Consumer Staples Distribution & Retail — 5.1%
Casey's General Stores, Inc.	1,626	397,411
Costco Wholesale Corp.	4,062	2,231,175
Kroger Co.	24,605	1,141,426
Target Corp.	7,404	936,976
Walmart, Inc.	19,345	3,145,691
		7,852,679
Containers and Packaging — 0.7%
International Paper Co.	10,228	357,162
Packaging Corp. of America	3,851	574,184
WestRock Co.	6,065	198,386
		1,129,732
Distributors — 0.3%
Pool Corp.	1,479	540,722
Diversified Telecommunication Services — 2.4%
AT&T, Inc.	94,762	1,401,530
59

Avantis U.S. Large Cap Value Fund
	Shares	Value
Frontier Communications Parent, Inc.(1)	8,466	$135,625
Verizon Communications, Inc.	62,112	2,172,678
		3,709,833
Electrical Equipment — 0.3%
Acuity Brands, Inc.	1,145	184,666
Atkore, Inc.(1)	2,218	341,505
		526,171
Electronic Equipment, Instruments and Components — 0.8%
Corning, Inc.	12,249	402,012
Jabil, Inc.	6,702	766,843
		1,168,855
Energy Equipment and Services — 0.5%
ChampionX Corp.	5,165	186,405
Halliburton Co.	914	35,299
TechnipFMC PLC	11,600	220,864
Weatherford International PLC(1)	3,100	274,412
		716,980
Financial Services — 0.3%
Equitable Holdings, Inc.	8,665	249,552
Essent Group Ltd.	4,963	249,242
		498,794
Food Products — 1.0%
Archer-Daniels-Midland Co.	10,358	821,389
Bunge Ltd.	6,287	718,730
		1,540,119
Ground Transportation — 5.4%
CSX Corp.	52,934	1,598,607
Hertz Global Holdings, Inc.(1)	7,731	131,040
JB Hunt Transport Services, Inc.	3,194	600,089
Landstar System, Inc.	1,969	373,736
Norfolk Southern Corp.	5,571	1,142,111
Old Dominion Freight Line, Inc.	2,958	1,264,161
Saia, Inc.(1)	1,227	522,947
Schneider National, Inc., Class B	2,178	62,966
U-Haul Holding Co.	313	17,832
U-Haul Holding Co.	3,106	165,363
Union Pacific Corp.	11,232	2,477,442
		8,356,294
Health Care Providers and Services — 1.2%
Humana, Inc.	2,553	1,178,541
Molina Healthcare, Inc.(1)	2,320	719,479
		1,898,020
Hotels, Restaurants and Leisure — 2.2%
Boyd Gaming Corp.	2,983	199,473
Carnival Corp.(1)	42,521	672,682
Chipotle Mexican Grill, Inc.(1)	257	495,147
Darden Restaurants, Inc.	4,288	666,827
Royal Caribbean Cruises Ltd.(1)	10,361	1,025,117
Texas Roadhouse, Inc.	2,724	283,569
		3,342,815
Household Durables — 2.0%
Lennar Corp., B Shares	381	40,638
60

Avantis U.S. Large Cap Value Fund
	Shares	Value
Lennar Corp., Class A	8,227	$979,753
Meritage Homes Corp.	1,753	243,737
NVR, Inc.(1)	134	854,562
PulteGroup, Inc.	8,500	697,510
Taylor Morrison Home Corp.(1)	6,892	326,681
Toll Brothers, Inc.	8	655
		3,143,536
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp.	15,506	278,023
Insurance — 3.7%
Aflac, Inc.	11,094	827,279
American Financial Group, Inc.	1,912	221,639
American International Group, Inc.	16,467	963,649
Axis Capital Holdings Ltd.	2,764	151,633
Hartford Financial Services Group, Inc.	10,572	759,281
Old Republic International Corp.	6,151	168,230
Primerica, Inc.	1,979	397,700
Prudential Financial, Inc.	7,195	681,151
Reinsurance Group of America, Inc.	1,442	199,890
Travelers Cos., Inc.	6,215	1,002,044
Unum Group	7,746	381,026
		5,753,522
Interactive Media and Services — 5.1%
Alphabet, Inc., Class A(1)	16,381	2,230,601
Alphabet, Inc., Class C(1)	13,793	1,894,469
Meta Platforms, Inc., Class A(1)	12,843	3,800,115
		7,925,185
IT Services — 0.1%
DXC Technology Co.(1)	10,265	212,896
Leisure Products — 0.3%
Brunswick Corp.	3,275	259,118
Polaris, Inc.	2,472	277,086
		536,204
Machinery — 4.3%
AGCO Corp.	3,180	411,905
Caterpillar, Inc.	8,104	2,278,278
Deere & Co.	5,341	2,194,831
Donaldson Co., Inc.	5,782	369,296
PACCAR, Inc.	14,469	1,190,654
Timken Co.	2,997	229,031
		6,673,995
Media — 2.4%
Comcast Corp., Class A	64,928	3,036,033
DISH Network Corp., Class A(1)	4,515	27,090
Fox Corp., Class A	11,974	395,861
Fox Corp., Class B	5,900	180,068
		3,639,052
Metals and Mining — 2.8%
Cleveland-Cliffs, Inc.(1)	21,663	331,227
Commercial Metals Co.	5,119	288,149
Freeport-McMoRan, Inc.	21,442	855,750
61

Avantis U.S. Large Cap Value Fund
	Shares	Value
Nucor Corp.	6,834	$1,176,131
Reliance Steel & Aluminum Co.	2,483	707,556
Steel Dynamics, Inc.	6,102	650,412
United States Steel Corp.	8,731	271,447
		4,280,672
Oil, Gas and Consumable Fuels — 14.4%
Antero Midstream Corp.	6,087	73,774
Antero Resources Corp.(1)	5,677	157,083
APA Corp.	6,590	288,906
Cheniere Energy, Inc.	5,616	916,531
Chesapeake Energy Corp.	4,690	413,705
Chevron Corp.	14,193	2,286,492
Chord Energy Corp.	1,700	274,550
Civitas Resources, Inc.	2,819	231,778
ConocoPhillips	10,439	1,242,554
Coterra Energy, Inc.	24,711	696,603
Denbury, Inc.(1)	1,464	134,073
Devon Energy Corp.	9,662	493,632
Diamondback Energy, Inc.	4,148	629,583
EnLink Midstream LLC(1)	7,451	92,690
EOG Resources, Inc.	8,235	1,059,186
EQT Corp.	12,785	552,568
Exxon Mobil Corp.	27,194	3,023,701
Hess Corp.	5,455	842,797
Hess Midstream LP, Class A	1,635	47,252
HF Sinclair Corp.	3,154	173,754
Magnolia Oil & Gas Corp., Class A	3,813	86,936
Marathon Oil Corp.	12,791	337,043
Marathon Petroleum Corp.	7,770	1,109,323
Matador Resources Co.	2,588	164,338
Murphy Oil Corp.	3,241	147,141
New Fortress Energy, Inc.(2)	945	29,333
Occidental Petroleum Corp.	10,526	660,928
ONEOK, Inc.	8,189	533,923
Ovintiv, Inc.	4,994	234,518
PBF Energy, Inc., Class A	4,054	190,092
Permian Resources Corp.	6,515	92,383
Phillips 66	5,383	614,523
Pioneer Natural Resources Co.	4,686	1,114,940
Range Resources Corp.	9,992	323,541
SM Energy Co.	4,019	170,044
Southwestern Energy Co.(1)	47,655	323,101
Targa Resources Corp.	6,865	592,106
Texas Pacific Land Corp.	111	209,207
Valero Energy Corp.	5,457	708,864
Williams Cos., Inc.	27,184	938,664
		22,212,160
Passenger Airlines — 1.2%
Alaska Air Group, Inc.(1)	7,149	300,043
Southwest Airlines Co.	23,967	757,357
United Airlines Holdings, Inc.(1)	14,733	733,851
		1,791,251
62

Avantis U.S. Large Cap Value Fund
	Shares	Value
Pharmaceuticals — 0.5%
Jazz Pharmaceuticals PLC(1)	2,172	$311,378
Viatris, Inc.	37,182	399,706
		711,084
Professional Services — 0.3%
Robert Half International, Inc.	4,212	311,520
TriNet Group, Inc.(1)	1,843	204,444
		515,964
Semiconductors and Semiconductor Equipment — 6.5%
Amkor Technology, Inc.	3,487	97,497
Applied Materials, Inc.	15,931	2,433,620
Lam Research Corp.	2,946	2,069,270
ON Semiconductor Corp.(1)	13,225	1,302,134
QUALCOMM, Inc.	13,196	1,511,338
Synaptics, Inc.(1)	1,234	108,024
Texas Instruments, Inc.	15,007	2,522,076
		10,043,959
Software — 0.2%
Qualys, Inc.(1)	1,860	289,509
Specialty Retail — 5.3%
Academy Sports & Outdoors, Inc.	3,395	185,265
Advance Auto Parts, Inc.	1,282	88,227
AutoNation, Inc.(1)	1,608	252,601
Best Buy Co., Inc.	8,340	637,593
Burlington Stores, Inc.(1)	2,361	383,096
CarMax, Inc.(1)	6,908	564,245
Dick's Sporting Goods, Inc.	2,589	301,204
Murphy USA, Inc.	1,014	322,087
RH(1)	663	242,121
Ross Stores, Inc.	8,261	1,006,272
TJX Cos., Inc.	24,681	2,282,499
Tractor Supply Co.	3,891	850,184
Ulta Beauty, Inc.(1)	1,502	623,375
Williams-Sonoma, Inc.	3,289	464,407
		8,203,176
Technology Hardware, Storage and Peripherals — 3.0%
Apple, Inc.	20,857	3,918,404
Super Micro Computer, Inc.(1)	2,484	683,299
		4,601,703
Textiles, Apparel and Luxury Goods — 1.0%
Capri Holdings Ltd.(1)	4,231	222,085
Crocs, Inc.(1)	1,709	166,354
lululemon athletica, Inc.(1)	2,236	852,498
Tapestry, Inc.	9,876	329,068
		1,570,005
Trading Companies and Distributors — 1.9%
Fastenal Co.	19,386	1,116,246
MSC Industrial Direct Co., Inc., Class A	2,570	262,294
United Rentals, Inc.	864	411,731
WW Grainger, Inc.	1,638	1,169,761
		2,960,032
63

Avantis U.S. Large Cap Value Fund
	Shares	Value
Wireless Telecommunication Services — 0.6%
T-Mobile U.S., Inc.(1)	6,832	$930,860
TOTAL COMMON STOCKS (Cost $147,575,978)		153,302,563
SHORT-TERM INVESTMENTS — 0.6%
Money Market Funds — 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class	923,610	923,610
State Street Navigator Securities Lending Government Money Market Portfolio(3)	30,004	30,004
TOTAL SHORT-TERM INVESTMENTS (Cost $953,614)		953,614
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $148,529,592)		154,256,177
OTHER ASSETS AND LIABILITIES — 0.2%		369,657
TOTAL NET ASSETS — 100.0%		$154,625,834

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	2	September 2023	$451,600	$3,874
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $29,333. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $30,004.

See Notes to Financial Statements.
64

AUGUST 31, 2023

Avantis U.S. Small Cap Value Fund
	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense†
AAR Corp.(1)	327	$20,143
AerSale Corp.(1)	125	1,851
		21,994
Air Freight and Logistics — 0.7%
Air Transport Services Group, Inc.(1)	55,349	1,193,324
Hub Group, Inc., Class A(1)	21,145	1,650,156
Radiant Logistics, Inc.(1)	9,160	61,830
		2,905,310
Automobile Components — 1.8%
American Axle & Manufacturing Holdings, Inc.(1)	95,275	719,326
Dana, Inc.	88,913	1,432,388
Goodyear Tire & Rubber Co.(1)	238,724	3,081,927
LCI Industries	14,113	1,768,077
Modine Manufacturing Co.(1)	2,915	138,725
Motorcar Parts of America, Inc.(1)	2,351	18,549
Patrick Industries, Inc.	6,974	583,305
Strattec Security Corp.(1)	45	1,058
		7,743,355
Automobiles — 1.3%
Harley-Davidson, Inc.	11,901	401,659
Thor Industries, Inc.	34,957	3,664,193
Winnebago Industries, Inc.	21,557	1,397,971
		5,463,823
Banks — 14.2%
1st Source Corp.	3,078	137,556
ACNB Corp.	923	29,379
Amalgamated Financial Corp.	10,082	180,669
Amerant Bancorp, Inc.	13,742	257,937
American National Bankshares, Inc.	1,409	55,233
Ameris Bancorp	29,505	1,202,329
Ames National Corp.	1,518	27,248
Arrow Financial Corp.	3,465	61,019
Associated Banc-Corp.	63,082	1,093,211
Axos Financial, Inc.(1)	23,598	1,016,838
Banc of California, Inc.	25,830	323,650
BancFirst Corp.	4,390	419,596
Bancorp, Inc.(1)	27,389	1,005,450
Bank First Corp.(2)	309	23,988
Bank of Hawaii Corp.(2)	15,983	858,926
Bank of Marin Bancorp	822	15,470
Bank OZK	35,192	1,413,663
BankFinancial Corp.	377	3,325
BankUnited, Inc.	37,259	978,049
Banner Corp.	17,031	741,700
Bar Harbor Bankshares	2,956	73,427
Baycom Corp.	1,850	35,650
BCB Bancorp, Inc.	3,352	38,146
Berkshire Hills Bancorp, Inc.	15,551	325,016
65

Avantis U.S. Small Cap Value Fund
	Shares	Value
Bridgewater Bancshares, Inc.(1)	5,299	$55,428
Brookline Bancorp, Inc.	37,017	354,253
Business First Bancshares, Inc.	4,866	99,510
Byline Bancorp, Inc.	9,248	195,873
C&F Financial Corp.	431	22,981
Cadence Bank	71,082	1,626,356
Cambridge Bancorp	2,130	113,337
Camden National Corp.	3,837	125,815
Capital Bancorp, Inc.	2,756	52,777
Capital City Bank Group, Inc.	2,809	85,703
Capstar Financial Holdings, Inc.	3,560	46,494
Carter Bankshares, Inc.(1)	4,285	61,318
Cathay General Bancorp	28,187	1,004,303
CB Financial Services, Inc.	235	5,078
Central Pacific Financial Corp.	12,145	206,101
Central Valley Community Bancorp	2,641	38,611
Chemung Financial Corp.	842	33,082
City Holding Co.	6,514	595,119
Civista Bancshares, Inc.	2,482	42,169
CNB Financial Corp.	5,326	96,986
Coastal Financial Corp.(1)	1,455	64,093
Colony Bankcorp, Inc.	416	4,331
Columbia Banking System, Inc.	1,043	21,361
Community Trust Bancorp, Inc.	5,680	201,640
ConnectOne Bancorp, Inc.	15,019	287,163
CrossFirst Bankshares, Inc.(1)	10,197	109,618
Customers Bancorp, Inc.(1)	15,789	554,825
Dime Community Bancshares, Inc.	18,184	387,501
Eagle Bancorp Montana, Inc.	1,752	22,145
Eagle Bancorp, Inc.	14,417	346,873
Enterprise Bancorp, Inc.	1,329	38,461
Enterprise Financial Services Corp.	15,755	609,876
Equity Bancshares, Inc., Class A	4,589	114,817
Esquire Financial Holdings, Inc.	1,574	73,600
Evans Bancorp, Inc.	1,322	37,439
Farmers National Banc Corp.	6,519	82,791
FB Financial Corp.	12,245	372,003
Financial Institutions, Inc.	3,877	67,847
First BanCorp	79,451	1,101,191
First Bancorp, Inc.	227	5,589
First Bancorp/Southern Pines NC	6,690	198,292
First Bancshares, Inc.	4,395	124,774
First Bank	4,600	52,624
First Busey Corp.	22,561	455,732
First Business Financial Services, Inc.	977	30,805
First Commonwealth Financial Corp.	40,712	532,106
First Community Bankshares, Inc.	2,500	77,325
First Community Corp.	85	1,469
First Financial Corp.	4,114	151,066
First Foundation, Inc.	4,487	35,268
First Guaranty Bancshares, Inc.	266	2,953
66

Avantis U.S. Small Cap Value Fund
	Shares	Value
First Internet Bancorp	3,003	$57,838
First Merchants Corp.	2,269	67,707
First Mid Bancshares, Inc.	4,108	114,901
First of Long Island Corp.	5,675	74,115
First Savings Financial Group, Inc.	1,383	22,087
First United Corp.	279	4,528
First Western Financial, Inc.(1)	900	18,288
Flushing Financial Corp.	12,918	182,402
FNB Corp.	101,074	1,175,491
FNCB Bancorp, Inc.	206	1,187
Franklin Financial Services Corp.	146	4,231
FS Bancorp, Inc.	2,126	63,036
Fulton Financial Corp.	76,555	1,020,478
FVCBankcorp, Inc.(1)	747	9,091
Great Southern Bancorp, Inc.	4,818	243,164
Greene County Bancorp, Inc.	268	7,721
Hancock Whitney Corp.	35,648	1,470,480
Hanmi Financial Corp.	18,029	312,262
HarborOne Bancorp, Inc.	11,000	109,670
Hawthorn Bancshares, Inc.	823	13,580
HBT Financial, Inc.	2,201	41,159
Heartland Financial USA, Inc.	14,573	446,517
Hilltop Holdings, Inc.	23,313	708,482
Hingham Institution For Savings(2)	254	50,594
Home Bancorp, Inc.	1,338	43,699
HomeStreet, Inc.	8,098	76,526
HomeTrust Bancshares, Inc.	2,923	66,791
Hope Bancorp, Inc.	51,020	493,363
Horizon Bancorp, Inc.	13,036	145,873
Independent Bank Corp. (Michigan)	8,013	152,968
International Bancshares Corp.	23,171	1,037,597
Investar Holding Corp.	2,251	29,488
Kearny Financial Corp.	17,555	130,083
Lakeland Bancorp, Inc.	18,210	246,017
Lakeland Financial Corp.	3,035	158,215
Landmark Bancorp, Inc.	204	3,915
LCNB Corp.	1,807	26,942
Live Oak Bancshares, Inc.	15,190	491,245
Luther Burbank Corp.	2,236	20,325
Macatawa Bank Corp.	7,793	71,384
Mercantile Bank Corp.	3,782	126,243
Meridian Corp.	3,066	35,872
Metrocity Bankshares, Inc.	3,750	73,125
Metropolitan Bank Holding Corp.(1)(2)	3,568	142,042
Mid Penn Bancorp, Inc.	2,254	49,340
Midland States Bancorp, Inc.	7,780	172,716
MidWestOne Financial Group, Inc.	3,723	79,523
MVB Financial Corp.	2,840	66,854
National Bank Holdings Corp., Class A	6,132	193,403
National Bankshares, Inc.	300	7,896
NBT Bancorp, Inc.	20,635	710,257
67

Avantis U.S. Small Cap Value Fund
	Shares	Value
New York Community Bancorp, Inc.	222,585	$2,733,344
Northeast Bank	1,928	81,921
Northfield Bancorp, Inc.	13,146	138,559
Northrim BanCorp, Inc.	1,797	74,629
Oak Valley Bancorp	775	19,460
OceanFirst Financial Corp.	14,614	246,538
OFG Bancorp	29,609	893,007
Old National Bancorp	70,701	1,078,897
Old Second Bancorp, Inc.	13,543	195,967
OP Bancorp	1,343	12,678
Origin Bancorp, Inc.	8,492	260,619
Orrstown Financial Services, Inc.	2,704	58,406
Pacific Premier Bancorp, Inc.	40,773	938,594
PacWest Bancorp	30,832	245,114
Park National Corp.	4,634	471,556
Parke Bancorp, Inc.	2,104	36,336
Pathward Financial, Inc.	13,214	651,054
PCB Bancorp	1,436	23,048
Peapack-Gladstone Financial Corp.	6,114	166,729
Peoples Bancorp of North Carolina, Inc.	588	12,383
Peoples Bancorp, Inc.	7,679	197,888
Pinnacle Financial Partners, Inc.	3,281	218,383
Plumas Bancorp	642	22,431
Popular, Inc.	28,758	1,963,596
Preferred Bank	6,211	385,765
Premier Financial Corp.	12,362	232,900
Primis Financial Corp.	5,304	47,100
Provident Financial Services, Inc.	33,500	552,080
QCR Holdings, Inc.	9,206	482,947
RBB Bancorp	3,757	51,208
Red River Bancshares, Inc.	185	8,747
Republic Bancorp, Inc., Class A	3,166	140,697
Riverview Bancorp, Inc.	2,994	17,724
S&T Bancorp, Inc.	284	8,046
Sandy Spring Bancorp, Inc.	19,669	437,439
SB Financial Group, Inc.	134	1,930
ServisFirst Bancshares, Inc.	7,912	443,388
Shore Bancshares, Inc.	4,222	46,780
Sierra Bancorp	3,475	69,083
Simmons First National Corp., Class A	24,690	439,976
SmartFinancial, Inc.	2,267	51,620
South Plains Financial, Inc.	2,649	69,483
Southern First Bancshares, Inc.(1)	1,448	40,703
Southern Missouri Bancorp, Inc.	2,022	85,531
Southside Bancshares, Inc.	8,927	268,703
SouthState Corp.	840	60,732
Stock Yards Bancorp, Inc.	18	824
Summit Financial Group, Inc.	1,425	35,055
Synovus Financial Corp.	62,347	1,930,263
Territorial Bancorp, Inc.	886	9,099
Texas Capital Bancshares, Inc.(1)	17,174	1,072,345
68

Avantis U.S. Small Cap Value Fund
	Shares	Value
Timberland Bancorp, Inc.	1,932	$54,792
Tompkins Financial Corp.	3,663	190,220
Towne Bank	26,674	629,506
TriCo Bancshares	13,380	459,469
Triumph Financial, Inc.(1)	9,789	628,747
TrustCo Bank Corp. NY	7,964	226,735
Trustmark Corp.	18,782	432,737
UMB Financial Corp.	14,429	912,057
Union Bankshares, Inc.	156	3,479
United Community Banks, Inc.	276	7,452
United Security Bancshares	700	5,012
Unity Bancorp, Inc.	1,160	28,031
Univest Financial Corp.	10,161	182,796
Valley National Bancorp	126,404	1,160,389
Veritex Holdings, Inc.	9,469	178,112
Washington Federal, Inc.	31,340	851,821
Washington Trust Bancorp, Inc.	6,452	180,656
West BanCorp, Inc.	3,824	70,820
Westamerica BanCorp	6,892	303,455
Western Alliance Bancorp	15,262	763,253
Wintrust Financial Corp.	28,018	2,174,477
WSFS Financial Corp.	14,113	554,641
Zions Bancorp NA	28,824	1,023,252
		61,168,272
Beverages — 0.4%
Coca-Cola Consolidated, Inc.	2,476	1,730,476
Biotechnology — 0.8%
Catalyst Pharmaceuticals, Inc.(1)	71,471	1,003,453
Cullinan Oncology, Inc.(1)	7,905	81,817
Dynavax Technologies Corp.(1)	28,853	414,329
Emergent BioSolutions, Inc.(1)	26,140	122,597
Ironwood Pharmaceuticals, Inc.(1)	74,650	656,920
Organogenesis Holdings, Inc.(1)	4,707	13,180
Ovid therapeutics, Inc.(1)(2)	4	13
Point Biopharma Global, Inc.(1)	37,782	300,745
Vir Biotechnology, Inc.(1)	81,105	1,026,789
Voyager Therapeutics, Inc.(1)	4,267	42,755
		3,662,598
Broadline Retail — 1.2%
Dillard's, Inc., Class A	2,962	1,022,246
Kohl's Corp.	66,969	1,784,054
Macy's, Inc.	190,267	2,326,965
		5,133,265
Building Products — 1.0%
Apogee Enterprises, Inc.	12,943	653,104
Insteel Industries, Inc.	9,206	319,909
Masonite International Corp.(1)	15,451	1,586,972
Quanex Building Products Corp.	18,480	498,590
UFP Industries, Inc.	10,675	1,113,936
		4,172,511
Capital Markets — 1.8%
Artisan Partners Asset Management, Inc., Class A	10,404	399,722
69

Avantis U.S. Small Cap Value Fund
	Shares	Value
Diamond Hill Investment Group, Inc.	855	$144,290
Evercore, Inc., Class A	15,209	2,130,020
GAMCO Investors, Inc., Class A	544	11,364
Hennessy Advisors, Inc.	490	3,386
Janus Henderson Group PLC	43,067	1,183,050
Open Lending Corp., Class A(1)	16,064	132,528
Oppenheimer Holdings, Inc., Class A	2,286	87,097
Piper Sandler Cos.	7,975	1,188,116
Stifel Financial Corp.	16,908	1,099,358
StoneX Group, Inc.(1)	9,623	903,407
Virtus Investment Partners, Inc.	3,391	702,276
		7,984,614
Chemicals — 2.8%
AdvanSix, Inc.	20,486	677,677
American Vanguard Corp.	24,323	336,144
Cabot Corp.	35,373	2,563,127
Chemours Co.	77,791	2,646,450
Hawkins, Inc.	4,636	288,313
Intrepid Potash, Inc.(1)	6,770	181,639
Kronos Worldwide, Inc.	11,440	96,096
Livent Corp.(1)	113,491	2,436,652
LSB Industries, Inc.(1)	26,302	266,176
Orion SA	40,382	913,441
PureCycle Technologies, Inc.(1)	35,419	316,292
Rayonier Advanced Materials, Inc.(1)	27,861	98,349
Tronox Holdings PLC, Class A	82,045	1,119,094
Valhi, Inc.(2)	1,270	16,815
		11,956,265
Commercial Services and Supplies — 0.2%
Civeo Corp.(1)	5,607	101,599
Ennis, Inc.	4,672	99,513
Heritage-Crystal Clean, Inc.(1)	8,769	395,482
Interface, Inc.	23,294	240,627
Quad/Graphics, Inc.(1)	8,561	43,747
		880,968
Communications Equipment — 0.1%
Applied Optoelectronics, Inc.(1)	28,438	391,591
ViaSat, Inc.(1)	2,855	79,198
		470,789
Construction and Engineering — 0.6%
Ameresco, Inc., Class A(1)	11,211	487,566
Eneti, Inc.	3,755	40,704
Great Lakes Dredge & Dock Corp.(1)	2	18
Limbach Holdings, Inc.(1)	5,701	205,977
MYR Group, Inc.(1)	11,400	1,619,598
Northwest Pipe Co.(1)	1,947	64,426
Tutor Perini Corp.(1)	18,365	163,265
		2,581,554
Construction Materials — 0.2%
Eagle Materials, Inc.	3,974	752,358
US Lime & Minerals, Inc.	69	14,944
		767,302
70

Avantis U.S. Small Cap Value Fund
	Shares	Value
Consumer Finance — 1.9%
Atlanticus Holdings Corp.(1)	2,510	$87,599
Bread Financial Holdings, Inc.	27,674	1,039,989
Consumer Portfolio Services, Inc.(1)	6,386	59,198
Encore Capital Group, Inc.(1)	2,975	139,409
Green Dot Corp., Class A(1)	1,886	27,988
LendingClub Corp.(1)	39,691	276,249
Navient Corp.	64,213	1,133,359
Nelnet, Inc., Class A	4,308	395,690
OneMain Holdings, Inc.	53,143	2,205,966
Oportun Financial Corp.(1)	5,021	35,147
PROG Holdings, Inc.(1)	23,977	822,411
Regional Management Corp.	2,426	66,667
SLM Corp.	126,000	1,794,240
World Acceptance Corp.(1)(2)	770	103,804
		8,187,716
Consumer Staples Distribution & Retail — 1.8%
Andersons, Inc.	29,545	1,517,431
HF Foods Group, Inc.(1)	1,687	7,980
Ingles Markets, Inc., Class A	12,928	1,010,065
Natural Grocers by Vitamin Cottage, Inc.	4,681	59,027
PriceSmart, Inc.	12,175	967,669
SpartanNash Co.	21,261	462,639
Sprouts Farmers Market, Inc.(1)	53,383	2,177,493
United Natural Foods, Inc.(1)	33,454	673,429
Village Super Market, Inc., Class A	2,044	46,092
Weis Markets, Inc.	13,414	870,166
		7,791,991
Diversified Consumer Services — 0.7%
Adtalem Global Education, Inc.(1)	3,241	142,118
Grand Canyon Education, Inc.(1)	17,498	2,051,640
Laureate Education, Inc., Class A	132	1,839
Perdoceo Education Corp.	49,829	825,667
Universal Technical Institute, Inc.(1)	25,324	201,832
		3,223,096
Diversified Telecommunication Services — 0.4%
ATN International, Inc.	7,362	264,075
EchoStar Corp., Class A(1)	23,130	401,999
Frontier Communications Parent, Inc.(1)	18,088	289,770
Iridium Communications, Inc.	17,613	862,156
		1,818,000
Electrical Equipment — 1.7%
Atkore, Inc.(1)	27,592	4,248,340
Encore Wire Corp.	15,242	2,512,034
Powell Industries, Inc.	6,980	586,111
Preformed Line Products Co.	32	5,424
		7,351,909
Electronic Equipment, Instruments and Components — 1.9%
Bel Fuse, Inc., Class B	6,490	339,427
Insight Enterprises, Inc.(1)	7,534	1,206,118
Kimball Electronics, Inc.(1)	2,543	76,773
71

Avantis U.S. Small Cap Value Fund
	Shares	Value
Sanmina Corp.(1)	48,765	$2,716,211
ScanSource, Inc.(1)	544	17,832
TTM Technologies, Inc.(1)	51,470	766,903
Vishay Intertechnology, Inc.	109,624	3,008,083
Vishay Precision Group, Inc.(1)	1,544	55,615
		8,186,962
Energy Equipment and Services — 4.2%
Archrock, Inc.	92,136	1,178,419
Bristow Group, Inc.(1)	12,875	356,638
Dril-Quip, Inc.(1)	10,713	295,465
Helix Energy Solutions Group, Inc.(1)	8,503	86,220
Helmerich & Payne, Inc.	17,578	702,944
Liberty Energy, Inc., Class A	61,410	979,490
Nabors Industries Ltd.(1)	5,067	560,866
Natural Gas Services Group, Inc.(1)	3,161	34,329
Newpark Resources, Inc.(1)	37,589	224,782
NexTier Oilfield Solutions, Inc.(1)	116,841	1,239,683
Oceaneering International, Inc.(1)	65,643	1,496,004
Oil States International, Inc.(1)	6,690	52,450
Patterson-UTI Energy, Inc.	71,810	1,015,393
ProPetro Holding Corp.(1)	58,748	566,331
RPC, Inc.	34,473	275,439
Select Water Solutions, Inc., Class A	2,624	21,123
TechnipFMC PLC	141,486	2,693,893
TETRA Technologies, Inc.(1)	16,961	93,116
Transocean Ltd.(1)	355,414	2,907,287
US Silica Holdings, Inc.(1)	51,337	632,985
Weatherford International PLC(1)	28,070	2,484,756
		17,897,613
Entertainment — 0.1%
Marcus Corp.(2)	10,749	163,277
Sphere Entertainment Co.(1)	9,626	337,488
		500,765
Financial Services — 3.5%
Alerus Financial Corp.	2,974	57,993
Cass Information Systems, Inc.	2,275	87,223
Enact Holdings, Inc.	9,161	262,554
Essent Group Ltd.	51,548	2,588,741
Federal Agricultural Mortgage Corp., Class C	4,325	727,984
Jackson Financial, Inc., Class A	51,405	1,932,828
Merchants Bancorp	8,404	245,145
MGIC Investment Corp.	164,333	2,888,974
Mr. Cooper Group, Inc.(1)	22,780	1,290,715
NewtekOne, Inc.(2)	5,899	105,651
NMI Holdings, Inc., Class A(1)	46,085	1,318,953
PennyMac Financial Services, Inc.	13,369	959,493
Radian Group, Inc.	90,189	2,442,318
Waterstone Financial, Inc.	5,837	72,437
		14,981,009
Food Products — 0.6%
Cal-Maine Foods, Inc.	31,635	1,511,836
Fresh Del Monte Produce, Inc.	16,780	428,729
72

Avantis U.S. Small Cap Value Fund
	Shares	Value
John B Sanfilippo & Son, Inc.	2,728	$273,755
Pilgrim's Pride Corp.(1)	5	126
Seaboard Corp.	48	180,976
		2,395,422
Ground Transportation — 3.0%
ArcBest Corp.	15,963	1,685,533
Covenant Logistics Group, Inc.	4,475	220,036
Heartland Express, Inc.	33,067	498,981
Marten Transport Ltd.	42,552	893,592
PAM Transportation Services, Inc.(1)	3,478	80,203
Ryder System, Inc.	43,092	4,339,364
Saia, Inc.(1)	5,869	2,501,368
Schneider National, Inc., Class B	30,754	889,098
Universal Logistics Holdings, Inc.	1,657	44,938
Werner Enterprises, Inc.	39,504	1,643,761
		12,796,874
Health Care Equipment and Supplies — 0.4%
FONAR Corp.(1)	475	7,819
QuidelOrtho Corp.(1)	18,901	1,556,686
Utah Medical Products, Inc.	574	52,578
		1,617,083
Health Care Providers and Services — 0.2%
Brookdale Senior Living, Inc.(1)	19,330	82,153
Cross Country Healthcare, Inc.(1)	16,007	412,340
Fulgent Genetics, Inc.(1)	14,748	483,144
		977,637
Hotels, Restaurants and Leisure — 1.1%
BJ's Restaurants, Inc.(1)	13,129	386,124
Cheesecake Factory, Inc.(2)	31,204	993,847
Chuy's Holdings, Inc.(1)	12,506	476,479
Cracker Barrel Old Country Store, Inc.	11,748	968,388
Full House Resorts, Inc.(1)	1,518	7,332
Golden Entertainment, Inc.	5,438	197,997
Monarch Casino & Resort, Inc.	8,431	568,249
ONE Group Hospitality, Inc.(1)	10,666	73,062
Playa Hotels & Resorts NV(1)	107,310	800,533
RCI Hospitality Holdings, Inc.	4,212	274,959
Red Robin Gourmet Burgers, Inc.(1)	4,768	49,444
Target Hospitality Corp.(1)(2)	7,103	112,938
		4,909,352
Household Durables — 6.5%
Bassett Furniture Industries, Inc.	2,036	31,049
Beazer Homes USA, Inc.(1)	12,209	357,846
Cavco Industries, Inc.(1)	5,917	1,653,920
Century Communities, Inc.	21,689	1,610,408
Cricut, Inc., Class A(2)	2,813	26,611
Dream Finders Homes, Inc., Class A(1)(2)	4,101	118,191
Ethan Allen Interiors, Inc.	17,413	546,420
GoPro, Inc., Class A(1)	3,103	11,279
Green Brick Partners, Inc.(1)	19,732	975,945
Hooker Furnishings Corp.	1,512	32,553
73

Avantis U.S. Small Cap Value Fund
	Shares	Value
Hovnanian Enterprises, Inc., Class A(1)	3,606	$428,537
KB Home	67,897	3,449,168
La-Z-Boy, Inc.	30,361	936,637
Legacy Housing Corp.(1)	241	5,463
Lifetime Brands, Inc.	267	1,679
M/I Homes, Inc.(1)	25,644	2,517,728
MDC Holdings, Inc.	54,860	2,603,107
Meritage Homes Corp.	24,521	3,409,400
Skyline Champion Corp.(1)	36,541	2,604,277
Taylor Morrison Home Corp.(1)	83,774	3,970,888
Tri Pointe Homes, Inc.(1)	90,232	2,806,215
Universal Electronics, Inc.(1)	3,515	31,284
		28,128,605
Household Products†
Oil-Dri Corp. of America	2,054	138,440
Insurance — 3.8%
Ambac Financial Group, Inc.(1)	22,191	285,820
American Equity Investment Life Holding Co.(1)	44,114	2,368,040
Argo Group International Holdings Ltd.	16,906	502,953
Assured Guaranty Ltd.	24,042	1,414,631
Axis Capital Holdings Ltd.	39,300	2,155,998
Brighthouse Financial, Inc.(1)	34,321	1,704,381
CNO Financial Group, Inc.	51,815	1,212,471
Donegal Group, Inc., Class A	2,529	36,949
Employers Holdings, Inc.	10,283	403,402
Enstar Group Ltd.(1)	3,445	872,584
Genworth Financial, Inc., Class A(1)	225,216	1,304,001
Investors Title Co.	100	14,389
National Western Life Group, Inc., Class A	238	108,181
NI Holdings, Inc.(1)	1,243	15,861
Oscar Health, Inc., Class A(1)	70,353	441,113
Primerica, Inc.	3,477	698,738
ProAssurance Corp.	11,387	201,322
Safety Insurance Group, Inc.	6,714	462,393
Selective Insurance Group, Inc.	16,785	1,665,240
SiriusPoint Ltd.(1)	52,056	575,739
Skyward Specialty Insurance Group, Inc.(1)	1,362	33,124
United Fire Group, Inc.	1,259	24,890
		16,502,220
Interactive Media and Services — 0.4%
Cargurus, Inc.(1)	42,333	766,651
Cars.com, Inc.(1)	40,989	766,084
		1,532,735
IT Services†
Computer Task Group, Inc.(1)	1,148	11,802
DXC Technology Co.(1)	5,792	120,126
		131,928
Leisure Products — 0.7%
Acushnet Holdings Corp.	8	468
Funko, Inc., Class A(1)	17	118
Malibu Boats, Inc., Class A(1)	13,657	663,184
74

Avantis U.S. Small Cap Value Fund
	Shares	Value
MasterCraft Boat Holdings, Inc.(1)	9,489	$206,481
Smith & Wesson Brands, Inc.	33,445	392,644
Sturm Ruger & Co., Inc.	12,455	642,429
Vista Outdoor, Inc.(1)	42,462	1,242,014
		3,147,338
Life Sciences Tools and Services — 0.1%
AbCellera Biologics, Inc.(1)(2)	66,110	360,299
OmniAb, Inc.(1)	2,677	9,601
OmniAb, Inc.(1)	2,677	9,132
		379,032
Machinery — 1.9%
Albany International Corp., Class A	7,322	678,896
Commercial Vehicle Group, Inc.(1)	23,028	212,088
Greenbrier Cos., Inc.	15,134	644,103
Kennametal, Inc.	52,388	1,386,710
L.B. Foster Co., Class A(1)	1,099	19,353
Mueller Industries, Inc.	42,323	3,265,643
Terex Corp.	23,575	1,428,881
Titan International, Inc.(1)	20,389	256,697
Wabash National Corp.	4,160	93,808
		7,986,179
Marine Transportation — 0.9%
Costamare, Inc.	18,557	191,323
Eagle Bulk Shipping, Inc.(2)	8,195	358,613
Genco Shipping & Trading Ltd.	31,978	437,139
Matson, Inc.	28,602	2,513,544
Pangaea Logistics Solutions Ltd.	20,109	113,415
Safe Bulkers, Inc.(2)	44,161	141,757
		3,755,791
Media — 0.5%
AMC Networks, Inc., Class A(1)	19,440	226,281
Cumulus Media, Inc., Class A(1)	11,998	55,671
DISH Network Corp., Class A(1)	64,166	384,996
Entravision Communications Corp., Class A	30,218	115,735
PubMatic, Inc., Class A(1)	16,212	225,347
Scholastic Corp.	24,323	1,056,834
		2,064,864
Metals and Mining — 3.2%
Alpha Metallurgical Resources, Inc.	14,113	2,862,681
Arch Resources, Inc.	10,926	1,426,936
Ascent Industries Co.(1)	314	2,804
Commercial Metals Co.	80,029	4,504,832
Compass Minerals International, Inc.	1,842	55,536
Haynes International, Inc.	266	12,983
Olympic Steel, Inc.	7,699	412,050
Ramaco Resources, Inc., Class A(2)	17,058	133,735
Ramaco Resources, Inc., Class B(2)	3,411	36,975
Ryerson Holding Corp.	19,485	606,763
Schnitzer Steel Industries, Inc., Class A	17,163	569,812
SunCoke Energy, Inc.	69,425	645,653
TimkenSteel Corp.(1)	35,428	776,228
75

Avantis U.S. Small Cap Value Fund
	Shares	Value
Warrior Met Coal, Inc.	45,948	$1,817,703
		13,864,691
Oil, Gas and Consumable Fuels — 13.3%
Antero Midstream Corp.	138,405	1,677,469
Ardmore Shipping Corp.	12,477	155,214
Baytex Energy Corp.(1)	81,940	333,496
Berry Corp.	38,660	331,316
California Resources Corp.	32,545	1,817,313
Callon Petroleum Co.(1)	29,950	1,174,938
Chord Energy Corp.	12,266	1,980,959
Civitas Resources, Inc.	23,874	1,962,920
CNX Resources Corp.(1)	78,309	1,750,206
Comstock Resources, Inc.(2)	56,462	692,224
CONSOL Energy, Inc.	20,813	1,790,751
Crescent Energy Co., Class A(2)	13,473	183,637
CVR Energy, Inc.(2)	20,034	655,112
Delek US Holdings, Inc.	9,882	254,462
Denbury, Inc.(1)	23,723	2,172,552
DHT Holdings, Inc.	74,073	685,175
Dorian LPG Ltd.	21,635	558,183
DT Midstream, Inc.	8,174	427,418
Earthstone Energy, Inc., Class A(1)	39,814	811,409
EnLink Midstream LLC(1)	120,991	1,505,128
Epsilon Energy Ltd.	4,859	26,239
Equitrans Midstream Corp.	212,089	2,036,054
Evolution Petroleum Corp.	16,025	135,572
Gulfport Energy Corp.(1)	8,073	952,614
Hallador Energy Co.(1)	16,621	178,510
International Seaways, Inc.	26,163	1,124,224
Kimbell Royalty Partners LP	37,600	577,160
Kosmos Energy Ltd.(1)	291,453	2,121,778
Magnolia Oil & Gas Corp., Class A	76,325	1,740,210
Matador Resources Co.	47,256	3,000,756
Murphy Oil Corp.	67,305	3,055,647
NACCO Industries, Inc., Class A	2,354	76,740
Nordic American Tankers Ltd.	10,263	40,128
Northern Oil & Gas, Inc.	25,638	1,072,438
Overseas Shipholding Group, Inc., Class A(1)	24,038	105,767
Par Pacific Holdings, Inc.(1)	30,009	1,030,809
PBF Energy, Inc., Class A	66,346	3,110,964
Peabody Energy Corp.	65,044	1,403,650
Permian Resources Corp.	124,117	1,759,979
Plains GP Holdings LP, Class A(1)	98,281	1,576,427
Range Resources Corp.	66,188	2,143,167
REX American Resources Corp.(1)	8,244	325,556
Riley Exploration Permian, Inc.	1,613	54,019
Ring Energy, Inc.(1)(2)	66,787	126,227
SandRidge Energy, Inc.	25,724	411,327
Scorpio Tankers, Inc.	22,328	1,127,787
SFL Corp. Ltd.	84,617	956,172
SilverBow Resources, Inc.(1)(2)	8,443	361,192
76

Avantis U.S. Small Cap Value Fund
	Shares	Value
Sitio Royalties Corp., Class A	9,278	$235,661
SM Energy Co.	71,541	3,026,900
Talos Energy, Inc.(1)	55,708	959,292
Teekay Corp.(1)	40,921	262,304
Teekay Tankers Ltd., Class A	13,840	563,011
VAALCO Energy, Inc.	39,518	163,605
Vital Energy, Inc.(1)(2)	8,615	519,398
World Kinect Corp.	5,559	121,742
		57,402,908
Paper and Forest Products — 1.2%
Clearwater Paper Corp.(1)	12,171	466,028
Louisiana-Pacific Corp.	51,611	3,224,655
Mercer International, Inc.	36,581	332,521
Sylvamo Corp.	23,573	984,644
		5,007,848
Passenger Airlines — 1.2%
Allegiant Travel Co.	12,800	1,137,152
JetBlue Airways Corp.(1)	247,114	1,462,915
SkyWest, Inc.(1)	38,952	1,756,735
Spirit Airlines, Inc.	46,213	762,515
		5,119,317
Personal Care Products — 0.1%
Medifast, Inc.	1,161	97,919
Nature's Sunshine Products, Inc.(1)	4,126	69,358
USANA Health Sciences, Inc.(1)	5,730	368,382
		535,659
Pharmaceuticals — 0.2%
Assertio Holdings, Inc.(1)(2)	23,628	77,500
Innoviva, Inc.(1)	30,935	394,421
Ligand Pharmaceuticals, Inc.(1)	1,730	113,782
Prestige Consumer Healthcare, Inc.(1)	1,518	88,545
ProPhase Labs, Inc.(1)	2,333	9,985
SIGA Technologies, Inc.(2)	17,415	79,935
		764,168
Professional Services — 0.9%
CBIZ, Inc.(1)	23,033	1,292,382
CRA International, Inc.	765	83,102
Heidrick & Struggles International, Inc.	10,058	266,436
Kelly Services, Inc., Class A	8,199	151,600
Korn Ferry	32,576	1,660,724
TrueBlue, Inc.(1)	19,874	300,694
		3,754,938
Real Estate Management and Development — 0.9%
Douglas Elliman, Inc.	7,434	18,659
Five Point Holdings LLC, Class A(1)	14,023	42,770
Forestar Group, Inc.(1)	10,190	290,517
Howard Hughes Holdings, Inc.(1)	16,266	1,279,321
Kennedy-Wilson Holdings, Inc.	40,804	651,640
Marcus & Millichap, Inc.	8,856	294,905
Opendoor Technologies, Inc.(1)	299,030	1,166,217
RE/MAX Holdings, Inc., Class A	12,693	205,627
		3,949,656
77

Avantis U.S. Small Cap Value Fund
	Shares	Value
Semiconductors and Semiconductor Equipment — 2.7%
Alpha & Omega Semiconductor Ltd.(1)	13,415	$423,243
Amkor Technology, Inc.	65,326	1,826,515
Axcelis Technologies, Inc.(1)	15,239	2,928,174
Diodes, Inc.(1)	28,523	2,334,607
Kulicke & Soffa Industries, Inc.	39,075	2,021,350
Photronics, Inc.(1)	50,201	1,192,776
SMART Global Holdings, Inc.(1)	5,138	132,714
Ultra Clean Holdings, Inc.(1)	19,079	670,818
		11,530,197
Software — 0.5%
Adeia, Inc.	356	3,581
Cleanspark, Inc.(1)	5,305	26,154
InterDigital, Inc.	20,529	1,780,069
Xperi, Inc.(1)	14,651	172,882
		1,982,686
Specialty Retail — 5.7%
Aaron's Co., Inc.	23,207	280,108
Abercrombie & Fitch Co., Class A(1)	42,137	2,264,864
Academy Sports & Outdoors, Inc.	43,180	2,356,333
American Eagle Outfitters, Inc.	130,294	2,209,786
AutoNation, Inc.(1)	11,121	1,746,998
Big 5 Sporting Goods Corp.	10,404	82,504
Buckle, Inc.	18,874	689,656
Build-A-Bear Workshop, Inc.	9,659	254,708
Caleres, Inc.	26,701	765,518
Cato Corp., Class A	10,167	78,794
Chico's FAS, Inc.(1)	92,914	476,649
Citi Trends, Inc.(1)	4,400	95,172
Conn's, Inc.(1)	10,875	45,457
Container Store Group, Inc.(1)	13,676	32,002
Designer Brands, Inc., Class A	41,874	440,096
Destination XL Group, Inc.(1)	23,632	107,762
Duluth Holdings, Inc., Class B(1)	5,416	34,419
Gap, Inc.	107,772	1,248,000
Group 1 Automotive, Inc.	7,118	1,882,142
Guess?, Inc.	23,094	555,642
Haverty Furniture Cos., Inc.	11,215	351,029
Murphy USA, Inc.	5,749	1,826,112
ODP Corp.(1)	21,201	1,045,633
Shoe Carnival, Inc.	11,530	266,689
Signet Jewelers Ltd.	29,383	2,203,725
Sonic Automotive, Inc., Class A	3,214	171,370
Sportsman's Warehouse Holdings, Inc.(1)	8,155	39,226
Upbound Group, Inc.	37,918	1,161,049
Urban Outfitters, Inc.(1)	48,855	1,622,474
Zumiez, Inc.(1)	6,611	125,543
		24,459,460
Technology Hardware, Storage and Peripherals†
Immersion Corp.	6,453	45,300
Textiles, Apparel and Luxury Goods — 0.6%
Carter's, Inc.	7,708	551,662
78

Avantis U.S. Small Cap Value Fund
	Shares	Value
G-III Apparel Group Ltd.(1)	4,599	$91,290
Lakeland Industries, Inc.	1,868	26,189
Movado Group, Inc.	9,896	270,656
Oxford Industries, Inc.	10,815	1,092,207
Steven Madden Ltd.	18,297	631,246
Unifi, Inc.(1)	4,426	30,716
Vera Bradley, Inc.(1)	5,863	42,038
		2,736,004
Trading Companies and Distributors — 4.7%
Air Lease Corp.	86,932	3,543,348
Alta Equipment Group, Inc.	328	4,668
BlueLinx Holdings, Inc.(1)	8,216	733,360
Boise Cascade Co.	34,194	3,739,798
GATX Corp.	26,110	3,084,635
Global Industrial Co.	41	1,388
H&E Equipment Services, Inc.	19,829	898,650
Herc Holdings, Inc.	16,553	2,154,207
Hudson Technologies, Inc.(1)	19,637	236,822
McGrath RentCorp	16,229	1,640,752
NOW, Inc.(1)	23,823	266,103
Rush Enterprises, Inc., Class A	14,714	609,286
Rush Enterprises, Inc., Class B	4,734	217,622
Textainer Group Holdings Ltd.	33,124	1,312,704
Veritiv Corp.	10,281	1,730,601
		20,173,944
Wireless Telecommunication Services — 0.6%
Shenandoah Telecommunications Co.	17,827	405,386
Telephone & Data Systems, Inc.	74,189	1,594,322
US Cellular Corp.(1)	10,515	482,323
		2,482,031
TOTAL COMMON STOCKS (Cost $345,692,987)		426,854,464
SHORT-TERM INVESTMENTS — 1.4%
Money Market Funds — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,375,620	2,375,620
State Street Navigator Securities Lending Government Money Market Portfolio(3)	3,732,511	3,732,511
TOTAL SHORT-TERM INVESTMENTS (Cost $6,108,131)		6,108,131
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $351,801,118)		432,962,595
OTHER ASSETS AND LIABILITIES — (0.6)%		(2,518,712)
TOTAL NET ASSETS — 100.0%		$430,443,883

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Russell 2000 E-Mini Index	10	September 2023	$950,800	$7,409
^Amount represents value and unrealized appreciation (depreciation).

79

Avantis U.S. Small Cap Value Fund

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $4,961,647. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $5,099,118, which includes securities collateral of $1,366,607.

See Notes to Financial Statements.
80

Statements of Assets and Liabilities

AUGUST 31, 2023
	Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund
Assets
Investment securities, at value (cost of $579,851,554 and $148,499,588, respectively) — including $1,929,220 and $29,333, respectively of securities on loan	$621,554,485	$154,226,173
Investment made with cash collateral received for securities on loan, at value (cost of $1,327,445 and $30,004, respectively)	1,327,445	30,004
Total investment securities, at value (cost of $581,178,999 and $148,529,592, respectively)	622,881,930	154,256,177
Deposits with broker for futures contracts	56,000	22,400
Receivable for investments sold	5,176	—
Receivable for capital shares sold	103,502	87,015
Dividends and interest receivable	851,757	314,400
Securities lending receivable	6,081	17
	623,904,446	154,680,009

Liabilities
Payable for collateral received for securities on loan	1,327,445	30,004
Payable for investments purchased	1,844,951	—
Payable for capital shares redeemed	557,384	5,062
Payable for variation margin on futures contracts	2,063	825
Accrued management fees	55,651	18,284
	3,787,494	54,175

Net Assets	$620,116,952	$154,625,834

Net Assets Consist of:
Capital paid in	$578,515,946	$148,090,330
Distributable earnings (loss)	41,601,006	6,535,504
	$620,116,952	$154,625,834

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis U.S. Equity Fund
Institutional Class	$585,424,764	39,720,128	$14.74
G Class	$34,692,188	2,350,237	$14.76
Avantis U.S. Large Cap Value Fund
Institutional Class	$141,271,075	12,076,388	$11.70
G Class	$13,354,759	1,140,537	$11.71

See Notes to Financial Statements.
81

AUGUST 31, 2023
Avantis U.S. Small Cap Value Fund
Assets
Investment securities, at value (cost of $348,068,607) — including $4,961,647 of securities on loan	$429,230,084
Investment made with cash collateral received for securities on loan, at value (cost of $3,732,511)	3,732,511
Total investment securities, at value (cost of $351,801,118)	432,962,595
Cash	50,343
Deposits with broker for futures contracts	62,000
Receivable for investments sold	26,290
Receivable for capital shares sold	617,861
Dividends and interest receivable	660,734
Securities lending receivable	4,104
434,383,927

Liabilities
Payable for collateral received for securities on loan	3,732,511
Payable for capital shares redeemed	113,981
Payable for variation margin on futures contracts	2,500
Accrued management fees	91,052
3,940,044

Net Assets	$430,443,883

Net Assets Consist of:
Capital paid in	$347,582,799
Distributable earnings (loss)	82,861,084
$430,443,883

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis U.S. Small Cap Value Fund
Institutional Class	$427,243,993	28,683,807	$14.89
G Class	$3,199,890	214,466	$14.92

See Notes to Financial Statements.
82

Statements of Operations

YEAR ENDED AUGUST 31, 2023
	Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,178 and $458, respectively)	$7,599,645	$2,404,924
Interest	81,261	55,807
Securities lending, net	46,808	177
	7,727,714	2,460,908

Expenses:
Management fees	596,875	147,731
Interest expenses	9,318	10,570
	606,193	158,301
Fees waived - G Class	(44,197)	(7,259)
	561,996	151,042

Net investment income (loss)	7,165,718	2,309,866

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,984,626)	(840,637)
Futures contract transactions	104,531	9,891
	(1,880,095)	(830,746)

Change in net unrealized appreciation (depreciation) on:
Investments	51,154,376	10,112,557
Futures contracts	(10,353)	3,874
	51,144,023	10,116,431

Net realized and unrealized gain (loss)	49,263,928	9,285,685

Net Increase (Decrease) in Net Assets Resulting from Operations	$56,429,646	$11,595,551

See Notes to Financial Statements.
83

YEAR ENDED AUGUST 31, 2023
Avantis U.S. Small Cap Value Fund
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11,377)	$8,879,105
Interest	81,116
Securities lending, net	36,091
8,996,312

Expenses:
Management fees	972,524
Interest expenses	16,557
989,081
Fees waived - G Class	(6,813)
982,268

Net investment income (loss)	8,014,044

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,321,523)
Futures contract transactions	58,507
(3,263,016)

Change in net unrealized appreciation (depreciation) on:
Investments	44,315,767
Futures contracts	15,037
44,330,804

Net realized and unrealized gain (loss)	41,067,788

Net Increase (Decrease) in Net Assets Resulting from Operations	$49,081,832

See Notes to Financial Statements.
84

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022 (EXCEPT AS NOTED)
	Avantis U.S. Equity Fund		Avantis U.S. Large Cap Value Fund
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022(1)
Operations
Net investment income (loss)	$7,165,718	$4,974,050	$2,309,866	$143,321
Net realized gain (loss)	(1,880,095)	(2,843,513)	(830,746)	—
Change in net unrealized appreciation (depreciation)	51,144,023	(46,177,385)	10,116,431	(4,385,972)
Net increase (decrease) in net assets resulting from operations	56,429,646	(44,046,848)	11,595,551	(4,242,651)

Distributions to Shareholders
From earnings:
Institutional Class	(5,658,110)	(3,104,121)	(759,075)	—
G Class	(440,390)	(24,544)	(59)	—
Decrease in net assets from distributions	(6,098,500)	(3,128,665)	(759,134)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	206,308,017	196,915,104	63,202,796	84,829,272

Net increase (decrease) in net assets	256,639,163	149,739,591	74,039,213	80,586,621

Net Assets
Beginning of period	363,477,789	213,738,198	80,586,621	—
End of period	$620,116,952	$363,477,789	$154,625,834	$80,586,621
(1)June 21, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
85

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Avantis U.S. Small Cap Value Fund
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$8,014,044	$5,716,688
Net realized gain (loss)	(3,263,016)	24,682,785
Change in net unrealized appreciation (depreciation)	44,330,804	(36,340,051)
Net increase (decrease) in net assets resulting from operations	49,081,832	(5,940,578)

Distributions to Shareholders
From earnings:
Institutional Class	(27,748,149)	(18,793,908)
G Class	(175,216)	(13,000)
Decrease in net assets from distributions	(27,923,365)	(18,806,908)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	38,783,352	134,893,216

Net increase (decrease) in net assets	59,941,819	110,145,730

Net Assets
Beginning of period	370,502,064	260,356,334
End of period	$430,443,883	$370,502,064

See Notes to Financial Statements.
86

Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis U.S. Equity Fund, Avantis U.S. Large Cap Value Fund and Avantis U.S. Small Cap Value Fund (collectively, the funds) are three funds in a series issued by the trust. Each of the funds' investment objective is to seek long-term capital appreciation. The funds offer the Institutional Class and G Class. All classes of Avantis U.S. Large Cap Value Fund commenced sale on June 21, 2022, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the funds to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

87

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.
88

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis U.S. Equity Fund
Common Stocks	$1,327,445	—	—	—	$1,327,445
Gross amount of recognized liabilities for securities lending transactions					$1,327,445

Avantis U.S. Large Cap Value Fund
Common Stocks	$30,004	—	—	—	$30,004
Gross amount of recognized liabilities for securities lending transactions					$30,004

Avantis U.S. Small Cap Value Fund
Common Stocks	$3,732,511	—	—	—	$3,732,511
Gross amount of recognized liabilities for securities lending transactions					$3,732,511
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the funds' distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 6% of the shares of Avantis U.S. Equity Fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each class of each fund and paid monthly in arrears. The investment advisor agreed to waive each fund's G Class management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

For the period ended August 31, 2023, the annual management fee for the Institutional Class and the annual management fee before and after waiver for G Class for each fund are as follows:

		Annual Management Fee
	Institutional Class	G Class Before Waiver	G Class After Waiver
Avantis U.S. Equity Fund	0.15%	0.15%	0.00%
Avantis U.S. Large Cap Value Fund	0.15%	0.15%	0.00%
Avantis U.S. Small Cap Value Fund	0.25%	0.25%	0.00%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

89

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2023 were as follows:

	Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund	Avantis U.S. Small Cap Value Fund
Purchases	$238,633,524	$104,373,011	$110,593,088
Sales	$29,203,357	$40,659,112	$86,325,064

5. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended August 31, 2023		Year ended August 31, 2022
	Shares	Amount	Shares	Amount
Avantis U.S. Equity Fund
Institutional Class
Sold	22,009,661	$309,591,601	14,744,175	$218,739,743
Issued in reinvestment of distributions	426,384	5,658,110	203,548	3,104,121
Redeemed	(8,284,264)	(115,095,589)	(3,588,094)	(50,154,425)
	14,151,781	200,154,122	11,359,629	171,689,439
G Class
Sold	1,021,553	13,608,456	1,996,667	28,251,875
Issued in reinvestment of distributions	33,162	440,390	1,608	24,544
Redeemed	(597,674)	(7,894,951)	(216,378)	(3,050,754)
	457,041	6,153,895	1,781,897	25,225,665
Net increase (decrease)	14,608,822	$206,308,017	13,141,526	$196,915,104

	Year ended August 31, 2023		Period ended August 31, 2022(1)
	Shares	Amount	Shares	Amount
Avantis U.S. Large Cap Value Fund
Institutional Class
Sold	6,993,597	$79,462,685	7,765,165	$85,673,025
Issued in reinvestment of distributions	69,449	759,075	—	—
Redeemed	(2,674,335)	(29,593,617)	(77,488)	(848,753)
	4,388,711	50,628,143	7,687,677	84,824,272
G Class
Sold	1,231,670	13,619,075	500	5,000
Issued in reinvestment of distributions	5	59	—	—
Redeemed	(91,638)	(1,044,481)	—	—
	1,140,037	12,574,653	500	5,000
Net increase (decrease)	5,528,748	$63,202,796	7,688,177	$84,829,272
(1)June 21, 2022 (fund inception) through August 31, 2022.
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	Year ended August 31, 2023		Year ended August 31, 2022
	Shares	Amount	Shares	Amount
Avantis U.S. Small Cap Value Fund
Institutional Class
Sold	9,175,274	$127,575,419	15,009,023	$228,803,472
Issued in reinvestment of distributions	2,017,881	27,745,867	1,238,456	18,774,999
Redeemed	(8,315,693)	(117,231,583)	(7,563,465)	(114,898,447)
	2,877,462	38,089,703	8,684,014	132,680,024
G Class
Sold	98,059	1,319,817	167,351	2,462,224
Issued in reinvestment of distributions	12,743	175,216	858	13,000
Redeemed	(57,540)	(801,384)	(17,562)	(262,032)
	53,262	693,649	150,647	2,213,192
Net increase (decrease)	2,930,724	$38,783,352	8,834,661	$134,893,216

6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the funds' investment securities and other financial instruments were classified as Level 1. The Schedules of Investments provide additional information on the funds' portfolio holdings.

7. Derivative Instruments

Equity Price Risk — The funds are subject to equity price risk in the normal course of pursuing their investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

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The funds' average notional exposure to equity price risk derivative instruments held during the period were as follows:

Futures Contracts Purchased
Avantis U.S. Equity Fund	$870,643
Avantis U.S. Large Cap Value Fund	$412,917
Avantis U.S. Small Cap Value Fund	$913,517

Value of Derivative Instruments as of August 31, 2023

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Avantis U.S. Equity Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$2,063

Avantis U.S. Large Cap Value Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$825

Avantis U.S. Small Cap Value Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$2,500
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis U.S. Equity Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$104,531	Change in net unrealized appreciation (depreciation) on futures contracts	$(10,353)

Avantis U.S. Large Cap Value Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$9,891	Change in net unrealized appreciation (depreciation) on futures contracts	$3,874

Avantis U.S. Small Cap Value Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$58,507	Change in net unrealized appreciation (depreciation) on futures contracts	$15,037

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8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

Avantis U.S. Small Cap Value Fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 (except as noted) were as follows:

	2023		2022
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis U.S. Equity Fund	$6,098,500	—	$2,686,577	$442,088
Avantis U.S. Large Cap Value Fund(1)	$759,134	—	—	—
Avantis U.S. Small Cap Value Fund	$6,450,550	$21,472,815	$13,674,239	$5,132,669
(1)June 21, 2022 (fund inception) through August 31, 2022.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund	Avantis U.S. Small Cap Value Fund
Federal tax cost of investments	$581,268,744	$148,552,363	$352,045,906
Gross tax appreciation of investments	$75,028,469	$11,848,078	$105,113,294
Gross tax depreciation of investments	(33,415,283)	(6,144,264)	(24,196,605)
Net tax appreciation (depreciation) of investments	41,613,186	5,703,814	80,916,689
Net tax appreciation (depreciation) on derivatives	—	—	—
Net tax appreciation (depreciation)	$41,613,186	$5,703,814	$80,916,689
Undistributed ordinary income	$4,616,357	$1,630,343	$4,978,299
Accumulated short-term capital losses	$(3,688,395)	$(276,879)	$(3,033,904)
Accumulated long-term capital losses	$(940,142)	$(521,774)	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis U.S. Equity Fund
Institutional Class
2023	$13.23	0.24	1.48	1.72	(0.21)	—	(0.21)	$14.74	13.19%	0.15%	0.15%	1.79%	1.79%	7%	$585,425
2022	$14.93	0.22	(1.78)	(1.56)	(0.10)	(0.04)	(0.14)	$13.23	(10.57)%	0.15%	0.15%	1.52%	1.52%	4%	$338,381
2021	$10.92	0.18	3.95	4.13	(0.09)	(0.03)	(0.12)	$14.93	38.03%	0.15%	0.15%	1.37%	1.37%	3%	$212,075
2020(3)	$10.00	0.12	0.82	0.94	(0.02)	—	(0.02)	$10.92	9.37%	0.15%(4)	0.15%(4)	1.62%(4)	1.62%(4)	3%	$51,531
G Class
2023	$13.26	0.26	1.47	1.73	(0.23)	—	(0.23)	$14.76	13.26%	0.00%(5)	0.15%	1.94%	1.79%	7%	$34,692
2022	$14.95	0.25	(1.78)	(1.53)	(0.12)	(0.04)	(0.16)	$13.26	(10.36)%	0.00%(5)	0.15%	1.67%	1.52%	4%	$25,097
2021(6)	$12.80	0.14	2.01	2.15	—	—	—	$14.95	16.80%	0.00%(4)(5)	0.15%(4)	1.55%(4)	1.40%(4)	3%(7)	$1,663

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)Ratio was less than 0.005%.
(6)January 20, 2021 (commencement of sale) through August 31, 2021.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis U.S. Large Cap Value Fund
Institutional Class
2023	$10.48	0.26	1.07	1.33	(0.11)	$11.70	12.76%	0.16%	0.16%	2.34%	2.34%	40%	$141,271
2022(3)	$10.00	0.08	0.40	0.48	—	$10.48	4.80%	0.15%(4)	0.15%(4)	3.59%(4)	3.59%(4)	0%	$80,581
G Class
2023	$10.48	0.27	1.08	1.35	(0.12)	$11.71	12.95%	0.01%	0.16%	2.49%	2.34%	40%	$13,355
2022(3)	$10.00	0.05	0.43	0.48	—	$10.48	4.80%	0.00%(4)	0.15%(4)	3.74%(4)	3.59%(4)	0%	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)June 21, 2022 (fund inception) through August 31, 2022.
(4)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis U.S. Small Cap Value Fund
Institutional Class
2023	$14.27	0.29	1.42	1.71	(0.25)	(0.84)	(1.09)	$14.89	12.59%	0.25%	0.25%	2.06%	2.06%	22%	$427,244
2022	$15.20	0.25	(0.29)	(0.04)	(0.19)	(0.70)	(0.89)	$14.27	(0.61)%	0.25%	0.25%	1.70%	1.70%	45%	$368,198
2021	$9.03	0.24	6.01	6.25	(0.08)	—(3)	(0.08)	$15.20	69.57%	0.25%	0.25%	1.81%	1.81%	37%	$260,196
2020(4)	$10.00	0.11	(1.07)	(0.96)	(0.01)	—	(0.01)	$9.03	(9.57)%	0.25%(5)	0.25%(5)	1.89%(5)	1.89%(5)	4%	$79,338
G Class
2023	$14.29	0.32	1.44	1.76	(0.29)	(0.84)	(1.13)	$14.92	12.94%	0.00%(6)	0.25%	2.31%	2.06%	22%	$3,200
2022	$15.22	0.28	(0.28)	—	(0.23)	(0.70)	(0.93)	$14.29	(0.37)%	0.00%(6)	0.25%	1.95%	1.70%	45%	$2,304
2021(7)	$12.82	0.18	2.22	2.40	—	—	—	$15.22	18.72%	0.00%(5)(6)	0.25%(5)	2.00%(5)	1.75%(5)	37%(8)	$161

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)December 4, 2019 (fund inception) through August 31, 2020.
(5)Annualized.
(6)Ratio was less than 0.005%.
(7)January 20, 2021 (commencement of sale) through August 31, 2021.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® U.S. Equity Fund, Avantis® U.S. Large Cap Value Fund, and Avantis® U.S. Small Cap Value Fund (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® U.S. Equity Fund	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and the period from December 4, 2019 (fund inception) through August 31, 2020
Avantis® U.S. Large Cap Value Fund	For the year ended August 31, 2023	For the year ended August 31, 2023, and the period from June 21, 2022 (fund inception) through August 31, 2022
Avantis® U.S. Small Cap Value Fund	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and the period from December 4, 2019 (fund inception) through August 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

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Approval of Management Agreement

At a meeting held on June 21, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Funds;
•the wide range of programs and services the Advisor and other service providers provide to the Funds and their shareholders on a routine and non-routine basis;
•the Funds’ investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Funds compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Funds;
•any collateral benefits derived by the Advisor from the management of the Funds;
•fees and expenses associated with any investment by the Funds in other funds;
•payments to intermediaries by the Funds and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.
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In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for Avantis U.S. Equity Fund and Avantis U.S. Small Cap Value Fund was above each Fund’s respective benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), and its financial results of operation. The Trustees have reviewed with the
104

Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis U.S. Equity Fund, Avantis U.S. Large Cap Value Fund, and Avantis U.S. Small Cap Value Fund was the lowest of the total expense ratios of each Fund’s peer expense universe and its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

105

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.
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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2023.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2023 as qualified for the corporate dividends received deduction.

Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund	Avantis U.S. Small Cap Value Fund
$6,098,500	$753,620	$6,450,550

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2023.

Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund	Avantis U.S. Small Cap Value Fund
—	—	$21,472,815

The funds hereby utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction (tax equalization) for the fiscal year ended August 31, 2023.

Avantis U.S. Equity Fund	Avantis U.S. Large Cap Value Fund	Avantis U.S. Small Cap Value Fund
—	$58,262	$6,729
109

Notes
110

Notes
111

Notes
112

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97500 2310

Annual Report

August 31, 2023

Avantis® Emerging Markets Equity Fund
Institutional Class (AVEEX)
G Class (AVENX)
Avantis® International Equity Fund
Institutional Class (AVDEX)
G Class (AVDNX)
Avantis® International Small Cap Value Fund
Institutional Class (AVDVX)
G Class (AVANX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Emerging Markets Equity Fund
Total Returns as of August 31, 2023			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVEEX	7.19%	3.84%	12/4/2019
MSCI Emerging Markets IMI Index	—	2.79%	2.10%	—
G Class	AVENX	7.53%	-5.32%	1/20/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2023
Institutional Class — $11,516

MSCI Emerging Markets IMI Index — $10,810

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.33%	0.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Emerging Markets Equity seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging markets countries.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Emerging Markets Equity returned 7.19%.* For the same period, the fund’s benchmark, the MSCI Emerging Markets Investable Market Index (IMI), returned 2.79%. The index is an unmanaged portfolio generally representative of the performance of emerging markets stocks across capitalization categories. Fund returns reflect fees and operating expenses, while index returns do not.

The outperformance versus the index was largely due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values. These value-oriented companies generally outperformed companies with lower levels of profitability and higher prices relative to their book values, or more growth-oriented firms. The fund’s underweight to growth-oriented companies versus the index also aided results.

Value stocks, as measured by the MSCI Emerging Markets IMI Value, returned 6.28% for the period. Growth stocks, as measured by the MSCI Emerging Markets IMI Growth, returned -0.41%.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
4

Fund Characteristics

AUGUST 31, 2023

Avantis Emerging Markets Equity Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Rights	—*
Warrants	—*
Corporate Bonds	—*
Short-Term Investments	0.9%
Other Assets and Liabilities	(0.7)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	24.2%
India	19.6%
Taiwan	18.1%
South Korea	14.3%
Brazil	5.6%
5

Performance

Avantis International Equity Fund
Total Returns as of August 31, 2023			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVDEX	16.40%	5.05%	12/4/2019
MSCI World ex USA IMI Index	—	15.31%	4.42%	—
G Class	AVDNX	16.76%	1.77%	1/20/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2023
Institutional Class — $12,023

MSCI World ex USA IMI Index — $11,758

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.23%	0.23%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Equity seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an emphasis on the security weights of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis International Equity returned 16.40%.* For the same period, the fund’s benchmark, the MSCI World ex USA Investable Market Index (IMI), returned 15.31%. The index is an unmanaged portfolio generally representative of the performance of non-U.S. developed markets stocks across capitalization categories. Fund returns reflect fees and operating expenses, while index returns do not.

The outperformance versus the index was largely due to the fund’s underweight to companies with the lowest levels of profitability and book-to-market values. These growth-oriented companies generally underperformed companies with higher levels of profitability and lower prices relative to their book values. The fund’s overweight to companies with higher levels of profitability and book-to-market values also aided results.

Value stocks, as measured by the MSCI World ex USA IMI Value, returned 17.42% for the reporting period. These securities outperformed growth stocks, which returned 13.27%, according to the MSCI World ex USA IMI Growth.

Avoiding real estate investment trusts (REITs) also aided results, as REITs underperformed for the period.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 6 for returns for all share classes.
7

Fund Characteristics

AUGUST 31, 2023

Avantis International Equity Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Rights	—*
Warrants	—*
Short-Term Investments	6.5%
Other Assets and Liabilities	(5.6)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	21.3%
United Kingdom	13.1%
Canada	10.2%
France	10.0%
Switzerland	8.3%
8

Performance
Avantis International Small Cap Value Fund
Total Returns as of August 31, 2023			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVDVX	15.08%	6.15%	12/4/2019
MSCI World ex USA Small Cap Index	—	8.77%	2.75%	—
G Class	AVANX	15.46%	3.58%	1/20/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2023
Institutional Class — $12,501

MSCI World ex USA Small Cap Index — $11,068

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.36%	0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Small Cap Value seeks long-term capital appreciation by investing in a diverse group of non-U.S. small-capitalization (small-cap) value companies across countries, market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the portfolio will invest at least 80% of its assets in securities of small-cap companies.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis International Small Cap Value returned 15.08%.* For the same period, the fund’s benchmark, the MSCI World ex USA Small Cap Index, returned 8.77%. The index is an unmanaged portfolio generally representative of the performance of non-U.S. developed markets small-cap stocks. Fund returns reflect fees and operating expenses, while index returns do not.

The outperformance versus the index was largely due to the fund’s emphasis on small-cap companies with the highest levels of profitability and lower prices relative to their book values. These value-oriented companies generally outperformed growth-oriented companies with lower levels of profitability and higher prices relative to their book values, which the fund underweighted.
Small-cap value stocks, as measured by the MSCI World ex USA Small Cap Value Index, returned 11.50% for the reporting period. Small-cap growth stocks, as measured by the MSCI World ex USA Small Cap Growth Index, lagged their value-style peers, returning 6.08%.

Avoiding real estate investment trusts (REITs) also aided relative results, as REITs underperformed for the period.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 9 for returns for all share classes.
10

Fund Characteristics

AUGUST 31, 2023

Avantis International Small Cap Value Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Warrants	—*
Rights	—*
Short-Term Investments	6.1%
Other Assets and Liabilities	(4.7)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	28.9%
United Kingdom	13.6%
Canada	10.1%
Australia	8.0%
Sweden	4.6%

11

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class's. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Avantis Emerging Markets Equity Fund
Actual
Institutional Class	$1,000	$1,060.30	$1.82	0.35%
G Class	$1,000	$1,062.30	$0.10	0.02%
Hypothetical
Institutional Class	$1,000	$1,023.44	$1.79	0.35%
G Class	$1,000	$1,025.11	$0.10	0.02%
Avantis International Equity Fund
Actual
Institutional Class	$1,000	$1,042.00	$1.18	0.23%
G Class	$1,000	$1,043.90	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,024.05	$1.17	0.23%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis International Small Cap Value Fund
Actual
Institutional Class	$1,000	$1,033.60	$1.85	0.36%
G Class	$1,000	$1,036.30	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,023.39	$1.84	0.36%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses did not exceed 0.005%.
13

Schedules of Investments

AUGUST 31, 2023

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
COMMON STOCKS — 99.8%
Brazil — 5.6%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA(1)	2,800	$554
AES Brasil Energia SA(1)	3,740	8,353
Aliansce Sonae Shopping Centers SA	47,361	217,866
Alpargatas SA, Preference Shares(1)	11,700	20,035
Ambev SA, ADR	85,307	236,300
Americanas SA(1)	19,717	3,504
Anima Holding SA(1)	600	442
Atacadao SA	21,000	43,806
Auren Energia SA	23,902	66,608
Azul SA, ADR(1)(2)	1,804	15,677
B3 SA - Brasil Bolsa Balcao	74,000	193,516
Banco ABC Brasil SA(1)	873	3,233
Banco ABC Brasil SA, Preference Shares	17,800	65,923
Banco BMG SA, Preference Shares	4,900	2,404
Banco Bradesco SA	43,559	116,901
Banco Bradesco SA, ADR	147,037	439,641
Banco BTG Pactual SA	31,800	208,509
Banco do Brasil SA	46,160	441,927
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	31,600	77,914
Banco Mercantil do Brasil SA, Preference Shares	800	2,124
Banco Pan SA, Preference Shares	28,200	50,226
Banco Santander Brasil SA, ADR	12,690	69,161
BB Seguridade Participacoes SA	22,300	137,212
Bemobi Mobile Tech SA	5,500	13,006
BrasilAgro - Co. Brasileira de Propriedades Agricolas	6,400	30,798
Braskem SA, Class A, ADR(1)	6,040	53,394
BRF SA, ADR(1)(2)	30,252	55,361
C&A MODAS SA(1)	24,900	27,002
Camil Alimentos SA	13,900	23,606
CCR SA	41,000	103,906
Centrais Eletricas Brasileiras SA, ADR	12,652	89,956
Centrais Eletricas Brasileiras SA, Class B Preference Shares	7,300	57,521
Cia Brasileira de Aluminio	14,600	12,619
Cia Brasileira de Distribuicao, ADR(1)	30,242	29,785
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	16,316	189,266
Cia de Saneamento de Minas Gerais Copasa MG	24,500	88,065
Cia de Saneamento do Parana	13,600	61,628
Cia de Saneamento do Parana, Preference Shares	133,000	121,665
Cia Energetica de Minas Gerais, ADR	35,129	85,715
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	3,700	34,325
Cia Paranaense de Energia	23,700	38,718
Cia Paranaense de Energia, ADR(2)	14,158	121,051
Cia Paranaense de Energia, Preference Shares	103,000	180,955
14

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Cia Siderurgica Nacional SA, ADR	74,734	$182,351
Cielo SA	70,500	53,245
Clear Sale SA(1)	7,300	6,943
Cogna Educacao SA(1)	5,800	3,443
Construtora Tenda SA(1)	11,700	30,502
Cosan SA	42,544	150,604
CPFL Energia SA	7,800	54,010
Cristal Pigmentos do Brasil SA, Preference Shares	200	1,543
CTEEP-Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	5,700	28,638
CVC Brasil Operadora e Agencia de Viagens SA(1)	39,500	19,861
Cyrela Brazil Realty SA Empreendimentos e Participacoes	35,000	158,601
Dexco SA	34,738	56,189
Dexxos Participacoes SA	3,600	8,069
Direcional Engenharia SA	7,300	29,409
EcoRodovias Infraestrutura e Logistica SA	54,100	81,608
Embraer SA, ADR(1)(2)	8,874	138,789
Empreendimentos Pague Menos SA	29,100	22,624
Enauta Participacoes SA	24,100	76,991
Energisa SA	22,900	214,339
Eneva SA(1)	42,000	101,946
Engie Brasil Energia SA	6,000	50,900
Equatorial Energia SA	17,240	108,898
Eternit SA	9,288	16,862
Eucatex SA Industria e Comercio, Preference Shares	3,000	7,482
Even Construtora e Incorporadora SA	21,800	28,350
Ez Tec Empreendimentos e Participacoes SA	16,300	72,579
Fleury SA	12,692	37,701
Fras-Le SA	1,000	2,819
Gafisa SA(1)	1,194	1,239
Gerdau SA, ADR	94,275	491,173
Gol Linhas Aereas Inteligentes SA, ADR(1)(2)	2,473	7,221
Gol Linhas Aereas Inteligentes SA, Preference Shares(1)	2,495	3,542
GPS Participacoes e Empreendimentos SA	4,300	15,934
Grazziotin SA, Preference Shares	200	1,089
Grupo Mateus SA(1)	33,900	46,345
Grupo SBF SA	14,900	21,664
Guararapes Confeccoes SA	19,100	24,222
Hapvida Participacoes e Investimentos SA(1)	67,528	58,364
Helbor Empreendimentos SA	720	441
Hidrovias do Brasil SA(1)	73,100	56,094
Hypera SA	7,300	57,167
Iguatemi SA	19,138	79,763
Infracommerce CXAAS SA(1)	8,729	3,332
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	4,000	17,827
Inter & Co., Inc.(1)	1,491	6,067
International Meal Co. Alimentacao SA, Class A(1)	37,500	16,281
Iochpe Maxion SA	20,200	57,964
Irani Papel e Embalagem SA	5,300	11,730
15

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
IRB-Brasil Resseguros SA(1)	14,647	$127,243
Itau Unibanco Holding SA, ADR	143,731	790,521
Jalles Machado SA	17,600	29,677
JBS SA	21,800	81,529
JHSF Participacoes SA	26,500	25,579
Kepler Weber SA	18,400	41,392
Klabin SA	60,000	276,007
Lavvi Empreendimentos Imobiliarios SA	5,200	8,621
Light SA(1)	15,600	19,090
Localiza Rent a Car SA	14,934	190,955
LOG Commercial Properties e Participacoes SA	4,900	18,405
Log-in Logistica Intermodal SA(1)	5,558	46,140
Lojas Quero Quero SA(1)	41,800	41,361
Lojas Renner SA	29,370	95,487
LPS Brasil Consultoria de Imoveis SA	6,100	3,301
Magazine Luiza SA(1)	106,000	59,293
Mahle-Metal Leve SA	6,600	63,467
Marcopolo SA, Preference Shares	53,500	65,254
Marfrig Global Foods SA	51,700	75,900
Marisa Lojas SA(1)	12,448	1,684
Meliuz SA(1)	9,220	12,661
Metalurgica Gerdau SA, Preference Shares	47,900	112,978
Mills Estruturas e Servicos de Engenharia SA	12,849	31,629
Minerva SA	34,400	58,768
Mitre Realty Empreendimentos E Participacoes LTDA	2,600	2,777
Moura Dubeux Engenharia SA(1)	9,100	21,739
Movida Participacoes SA	24,200	61,526
MPM Corporeos SA(1)	2,100	717
MRV Engenharia e Participacoes SA	53,000	121,582
Multilaser Industrial SA(1)	10,400	6,636
Multiplan Empreendimentos Imobiliarios SA	7,400	36,626
Natura & Co. Holding SA(1)	18,078	55,635
Oceanpact Servicos Maritimos SA(1)	13,400	13,854
Odontoprev SA	32,260	67,099
Omega Energia SA(1)	16,600	33,622
Pagseguro Digital Ltd., Class A(1)	16,194	145,422
Paranapanema SA(1)	200	202
Pet Center Comercio e Participacoes SA	16,400	18,215
Petroleo Brasileiro SA, ADR	70,471	990,118
Petroleo Brasileiro SA, ADR, Preference Shares	90,175	1,166,864
Petroreconcavo SA	12,400	58,143
Porto Seguro SA	3,800	20,043
Portobello SA	18,400	24,300
Positivo Tecnologia SA	2,800	4,586
PRIO SA(1)	28,200	265,768
Profarma Distribuidora de Produtos Farmaceuticos SA	1,200	964
Qualicorp Consultoria e Corretora de Seguros SA	5,900	4,218
Raia Drogasil SA	51,332	288,273
Randon SA Implementos e Participacoes, Preference Shares	38,200	92,105
Rede D'Or Sao Luiz SA	10,810	62,432
16

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Romi SA	7,408	$19,118
Rumo SA	27,200	122,432
Santos Brasil Participacoes SA	14,600	25,237
Sao Carlos Empreendimentos e Participacoes SA(1)	100	456
Sao Martinho SA	14,400	104,684
Sendas Distribuidora SA, ADR(2)	15,889	186,060
Ser Educacional SA(1)	2,100	2,629
SIMPAR SA	19,700	39,384
SLC Agricola SA	4,720	38,507
Smartfit Escola de Ginastica e Danca SA(1)	9,400	38,856
StoneCo Ltd., A Shares(1)	21,636	265,257
Suzano SA, ADR	40,958	414,495
SYN prop e tech SA(1)	7,800	6,442
Taurus Armas SA, Preference Shares	10,600	31,765
Tegma Gestao Logistica SA	400	2,065
Telefonica Brasil SA, ADR(2)	10,742	90,662
TIM SA, ADR	18,131	265,800
TOTVS SA	7,000	38,986
Trisul SA	15,400	16,700
Tupy SA	7,300	38,210
Ultrapar Participacoes SA, ADR	95,102	346,171
Unipar Carbocloro SA, Class B Preference Shares	4,860	75,657
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A Preference Shares	43,700	60,713
Vale SA, ADR	103,975	1,369,351
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	2,900	9,838
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	28,000	66,550
Via SA(1)	279,700	72,297
Vibra Energia SA	99,600	369,876
Vivara Participacoes SA	800	4,359
WEG SA	29,000	209,592
Wilson Sons Holdings Brasil SA	13,800	35,029
Wiz Co.	4,600	5,490
XP, Inc., Class A(1)	16,824	426,320
YDUQS Participacoes SA	13,000	53,422
Zamp SA(1)	10,800	11,777
		17,267,528
Chile — 0.6%
Aguas Andinas SA, A Shares	107,602	36,411
Banco de Chile	1,946,133	212,289
Banco de Credito e Inversiones SA	3,940	114,147
Banco Itau Chile SA	4,740	51,872
Banco Santander Chile, ADR(2)	4,939	94,483
Besalco SA	2,057	1,144
CAP SA	4,099	28,824
Cencosud SA	36,586	78,101
Cencosud Shopping SA	29,082	49,018
Cia Cervecerias Unidas SA, ADR	858	12,638
Cia Sud Americana de Vapores SA	569,019	37,676
Colbun SA	1,077,433	167,346
17

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Embotelladora Andina SA, Class B Preference Shares	43,127	$108,712
Empresa Nacional de Telecomunicaciones SA	21,346	79,171
Empresas CMPC SA	88,226	160,192
Empresas COPEC SA	17,036	124,836
Enel Americas SA(1)	617,577	73,597
Enel Chile SA	1,526,324	102,583
Engie Energia Chile SA(1)	14,725	14,491
Falabella SA	6,732	16,583
Grupo Security SA	30,991	7,852
Inversiones Aguas Metropolitanas SA	7,601	6,169
Parque Arauco SA	57,107	84,539
Ripley Corp. SA	168,455	37,047
Salfacorp SA	2,048	1,045
SMU SA	216,649	40,264
Sociedad Quimica y Minera de Chile SA, ADR	3,206	200,664
SONDA SA	1,402	705
Vina Concha y Toro SA	4,299	5,389
		1,947,788
China — 24.2%
361 Degrees International Ltd.	85,000	44,726
3SBio, Inc.	197,500	165,163
AAC Technologies Holdings, Inc.(2)	89,000	172,398
Agile Group Holdings Ltd.(1)(2)	200,000	22,662
Agora, Inc., ADR(1)	4,604	12,892
Agricultural Bank of China Ltd., H Shares	1,384,000	474,372
Air China Ltd., H Shares(1)	28,000	20,726
AK Medical Holdings Ltd.	8,000	6,429
Alibaba Group Holding Ltd., ADR(1)	55,395	5,146,196
Alibaba Health Information Technology Ltd.(1)	74,000	43,689
Alibaba Pictures Group Ltd.(1)(2)	860,000	56,974
A-Living Smart City Services Co. Ltd.(1)(2)	114,750	73,230
Alliance International Education Leasing Holdings Ltd.(1)(2)	117,000	19,374
Aluminum Corp. of China Ltd., H Shares	128,000	61,752
Angang Steel Co. Ltd., H Shares	4,000	1,024
Anhui Conch Cement Co. Ltd., H Shares	94,500	263,131
Anhui Expressway Co. Ltd., H Shares	80,000	78,384
ANTA Sports Products Ltd.	67,600	762,068
Ascentage Pharma Group International(1)	1,100	3,376
Asia Cement China Holdings Corp.	43,000	16,795
AsiaInfo Technologies Ltd.	22,400	27,315
Autohome, Inc., ADR	5,218	150,800
BAIC Motor Corp. Ltd., H Shares	47,000	12,995
Baidu, Inc., ADR(1)	6,314	901,829
BAIOO Family Interactive Ltd.	74,000	2,924
Bairong, Inc.(1)	18,500	22,657
Bank of China Ltd., H Shares	3,717,000	1,259,755
Bank of Chongqing Co. Ltd., H Shares	27,000	13,829
Bank of Communications Co. Ltd., H Shares	643,000	368,021
Baozun, Inc., ADR(1)(2)	1,003	3,922
Baozun, Inc., Class A(1)	1,700	2,189
18

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
BBMG Corp., H Shares	5,000	$522
BeiGene Ltd., ADR(1)	885	183,682
Beijing Capital International Airport Co. Ltd., H Shares(1)	94,000	49,221
Beijing Enterprises Holdings Ltd.	33,500	125,507
Beijing Enterprises Water Group Ltd.	410,000	94,460
Beijing Jingneng Clean Energy Co. Ltd., H Shares	162,000	34,470
Beijing North Star Co. Ltd., H Shares(1)	4,000	408
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	29,000	52,563
Binjiang Service Group Co. Ltd.	10,500	23,439
BOC Aviation Ltd.	26,900	201,760
BOE Varitronix Ltd.(2)	61,000	59,167
Bosideng International Holdings Ltd.	674,000	264,487
Bright Scholar Education Holdings Ltd., ADR(1)	27	24
Burning Rock Biotech Ltd., ADR(1)(2)	365	495
BYD Co. Ltd., H Shares	34,000	1,067,962
BYD Electronic International Co. Ltd.	119,000	551,149
C&D Property Management Group Co. Ltd.(2)	19,000	8,777
Cabbeen Fashion Ltd.	11,000	1,067
Canaan, Inc., ADR(1)(2)	17,159	34,490
Canadian Solar, Inc.(1)(2)	621	17,394
Cango, Inc., ADR	5,200	6,396
CanSino Biologics, Inc., H Shares(1)(2)	3,200	9,356
Canvest Environmental Protection Group Co. Ltd.(2)	108,000	57,777
Cathay Media & Education Group, Inc.	12,000	1,424
Central China Management Co. Ltd.	18,000	804
Central China New Life Ltd.(1)	62,000	16,449
Central China Real Estate Ltd.(1)	18,000	248
CGN Mining Co. Ltd.(1)	430,000	50,398
Changsha Broad Homes Industrial Group Co. Ltd., H Shares(1)	14,700	4,914
Chaowei Power Holdings Ltd.	36,000	6,468
Cheetah Mobile, Inc., ADR(1)	61	137
China Aircraft Leasing Group Holdings Ltd.	1,000	524
China Automotive Systems, Inc.(1)	741	3,105
China Beststudy Education Group(1)	17,000	1,672
China BlueChemical Ltd., H Shares	284,000	70,574
China Bohai Bank Co. Ltd., H Shares(1)	215,000	33,133
China Cinda Asset Management Co. Ltd., H Shares	1,107,000	108,557
China CITIC Bank Corp. Ltd., H Shares	878,000	390,770
China Coal Energy Co. Ltd., H Shares	267,000	182,141
China Communications Services Corp. Ltd., H Shares	536,000	241,313
China Conch Environment Protection Holdings Ltd.(1)(2)	5,500	1,389
China Conch Venture Holdings Ltd.	157,500	154,750
China Construction Bank Corp., H Shares	4,379,000	2,342,988
China Datang Corp. Renewable Power Co. Ltd., H Shares(2)	459,000	114,150
China Dongxiang Group Co. Ltd.	210,000	7,218
China East Education Holdings Ltd.	51,000	21,863
China Eastern Airlines Corp. Ltd., H Shares(1)(2)	14,000	4,940
China Education Group Holdings Ltd.	146,000	124,066
China Everbright Bank Co. Ltd., H Shares	351,000	101,095
China Everbright Environment Group Ltd.	676,000	246,241
19

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
China Everbright Greentech Ltd.(2)	104,000	$11,393
China Everbright Ltd.	122,000	71,164
China Feihe Ltd.	518,000	311,432
China Foods Ltd.	32,000	11,859
China Galaxy Securities Co. Ltd., H Shares	340,500	183,177
China Gas Holdings Ltd.	182,000	185,762
China Glass Holdings Ltd.(2)	156,000	13,894
China Harmony Auto Holding Ltd.	31,500	3,293
China High Speed Transmission Equipment Group Co. Ltd.(1)	51,000	16,566
China Hongqiao Group Ltd.(2)	150,000	149,314
China International Capital Corp. Ltd., H Shares	58,800	112,933
China Kepei Education Group Ltd.	68,000	18,368
China Lesso Group Holdings Ltd.	161,000	88,544
China Life Insurance Co. Ltd., Class H	170,580	258,538
China Lilang Ltd.	24,000	11,815
China Literature Ltd.(1)	21,000	84,335
China Longyuan Power Group Corp. Ltd., H Shares	283,000	224,021
China Maple Leaf Educational Systems Ltd.(1)	42,000	54
China Medical System Holdings Ltd.	224,000	322,618
China Mengniu Dairy Co. Ltd.	91,000	305,984
China Merchants Bank Co. Ltd., H Shares	181,500	718,707
China Merchants Land Ltd.	40,000	2,036
China Merchants Port Holdings Co. Ltd.	173,814	207,932
China Minsheng Banking Corp. Ltd., H Shares	549,500	176,491
China Modern Dairy Holdings Ltd.(2)	418,000	39,399
China National Building Material Co. Ltd., H Shares	484,000	246,001
China New Higher Education Group Ltd.	234,000	74,199
China Nonferrous Mining Corp. Ltd.	267,000	144,441
China Oil & Gas Group Ltd.(1)	40,000	1,153
China Oriental Group Co. Ltd.	26,000	3,973
China Pacific Insurance Group Co. Ltd., H Shares	119,000	272,159
China Petroleum & Chemical Corp., Class H	1,480,300	865,540
China Power International Development Ltd.(2)	902,000	321,471
China Railway Group Ltd., H Shares	339,000	179,341
China Railway Signal & Communication Corp. Ltd., H Shares	31,000	10,268
China Rare Earth Holdings Ltd.(1)	68,000	3,599
China Reinsurance Group Corp., H Shares	43,000	2,793
China Renaissance Holdings Ltd.(1)(2)	32,700	30,313
China Resources Beer Holdings Co. Ltd.	70,000	410,994
China Resources Cement Holdings Ltd.	324,000	107,320
China Resources Gas Group Ltd.	26,000	72,992
China Resources Land Ltd.	102,000	431,123
China Resources Medical Holdings Co. Ltd.	149,000	110,606
China Resources Mixc Lifestyle Services Ltd.	37,600	162,475
China Resources Pharmaceutical Group Ltd.	64,500	43,057
China Resources Power Holdings Co. Ltd.	300,000	587,351
China Risun Group Ltd.	289,000	128,239
China Sanjiang Fine Chemicals Co. Ltd.(1)	48,000	6,477
China SCE Group Holdings Ltd.(1)(2)	290,000	14,959
China Shenhua Energy Co. Ltd., H Shares	240,000	698,524
20

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
China Shineway Pharmaceutical Group Ltd.	48,000	$47,402
China Shuifa Singyes Energy Holdings Ltd.(1)	66,000	3,322
China South City Holdings Ltd.(1)(2)	148,000	8,758
China Starch Holdings Ltd.	515,000	9,050
China Sunshine Paper Holdings Co. Ltd.(1)	69,000	22,976
China Suntien Green Energy Corp. Ltd., H Shares	162,000	56,963
China Taiping Insurance Holdings Co. Ltd.	211,000	221,997
China Tower Corp. Ltd., H Shares	5,280,000	510,851
China Traditional Chinese Medicine Holdings Co. Ltd.	226,000	88,344
China Travel International Investment Hong Kong Ltd.(1)	318,000	60,365
China Vanke Co. Ltd., H Shares	97,700	113,969
China Water Affairs Group Ltd.	120,000	92,004
China Xinhua Education Group Ltd.	17,000	1,365
China XLX Fertiliser Ltd.	112,000	55,161
China Yongda Automobiles Services Holdings Ltd.	118,000	52,342
China Youran Dairy Group Ltd.(2)	98,000	18,238
China Youzan Ltd.(1)	80,000	1,367
China Yuhua Education Corp. Ltd.(1)	328,000	34,675
China ZhengTong Auto Services Holdings Ltd.(1)	50,500	2,826
Chongqing Rural Commercial Bank Co. Ltd., H Shares	147,000	51,892
Chow Tai Fook Jewellery Group Ltd.	214,200	324,805
CIFI Ever Sunshine Services Group Ltd.(2)	90,000	35,002
CIFI Holdings Group Co. Ltd.(1)(2)	282,880	27,414
CIMC Enric Holdings Ltd.	156,000	148,374
CITIC Ltd.	419,000	415,816
CITIC Securities Co. Ltd., H Shares	106,325	207,613
CMGE Technology Group Ltd.(1)	110,000	20,178
CMOC Group Ltd., H Shares	303,000	180,759
CNFinance Holdings Ltd., ADR(1)(2)	1,003	3,340
COFCO Joycome Foods Ltd.(1)(2)	187,000	43,330
Concord New Energy Group Ltd.	1,440,000	117,514
Consun Pharmaceutical Group Ltd.	29,000	19,126
Coolpad Group Ltd.(1)	372,000	1,850
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	20,000	20,894
COSCO SHIPPING Holdings Co. Ltd., Class H	426,049	436,907
COSCO SHIPPING International Hong Kong Co. Ltd.	16,000	6,750
COSCO SHIPPING Ports Ltd.	264,985	163,148
Country Garden Holdings Co. Ltd.(1)(2)	1,063,210	120,512
CPMC Holdings Ltd.(2)	28,000	20,635
Crazy Sports Group Ltd.(1)	124,000	2,307
CSPC Pharmaceutical Group Ltd.	341,200	256,449
CSSC Hong Kong Shipping Co. Ltd.	248,000	47,100
Daqo New Energy Corp., ADR(1)	9,201	340,161
Datang International Power Generation Co. Ltd., H Shares(2)	6,000	948
Dexin China Holdings Co. Ltd.(1)	5,000	223
Differ Group Auto Ltd.(1)(2)	306,000	2,537
Digital China Holdings Ltd.	152,000	49,205
Dongfeng Motor Group Co. Ltd., Class H	356,000	130,588
Dongyue Group Ltd.	296,000	253,996
Duiba Group Ltd.(1)	16,000	632
21

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
East Buy Holding Ltd.(1)(2)	36,000	$182,368
Ebang International Holdings, Inc., Class A(1)(2)	333	2,524
E-House China Enterprise Holdings Ltd.(1)(2)	48,000	1,473
ENN Energy Holdings Ltd.	18,500	145,144
Essex Bio-technology Ltd.	21,000	8,517
EVA Precision Industrial Holdings Ltd.	114,000	9,870
Everest Medicines Ltd.(1)(2)	9,500	21,904
Excellence Commercial Property & Facilities Management Group Ltd.	65,000	18,486
Fanhua, Inc., ADR(1)(2)	3,689	24,753
FIH Mobile Ltd.(1)	284,000	24,987
FinVolution Group, ADR	37,984	190,680
First Tractor Co. Ltd., H Shares(2)	84,000	42,811
Flat Glass Group Co. Ltd., H Shares(2)	4,000	9,934
Fosun International Ltd.	299,000	186,900
Fountain SET Holdings Ltd.(1)	6,000	383
FriendTimes, Inc.	28,000	2,681
Fu Shou Yuan International Group Ltd.	76,000	56,529
Fufeng Group Ltd.	327,000	173,699
Fuyao Glass Industry Group Co. Ltd., H Shares	20,800	94,117
Ganfeng Lithium Group Co. Ltd., H Shares	16,480	78,719
Ganglong China Property Group Ltd.(1)(2)	25,000	1,147
GCL New Energy Holdings Ltd.(1)	55,224	3,486
GCL Technology Holdings Ltd.	1,365,000	236,426
GDS Holdings Ltd., Class A(1)	58,800	87,302
Geely Automobile Holdings Ltd.	357,000	443,171
Gemdale Properties & Investment Corp. Ltd.	688,000	29,807
Genertec Universal Medical Group Co. Ltd.	137,000	71,226
Genor Biopharma Holdings Ltd.(1)(2)	2,500	477
Genscript Biotech Corp.(1)	14,000	32,678
GF Securities Co. Ltd., H Shares	111,600	159,238
Global Cord Blood Corp.(1)(2)	2,020	2,525
Glory Health Industry Ltd.(1)	29,000	218
Goodbaby International Holdings Ltd.(1)	58,000	3,993
Grand Pharmaceutical Group Ltd.	125,000	64,727
Great Wall Motor Co. Ltd., H Shares(2)	43,000	50,946
Greatview Aseptic Packaging Co. Ltd.(1)	30,000	8,449
Greenland Hong Kong Holdings Ltd.(1)	22,000	769
Greentown China Holdings Ltd.	93,500	111,039
Guangzhou Automobile Group Co. Ltd., H Shares	152,000	80,041
Guangzhou R&F Properties Co. Ltd., H Shares(1)(2)	346,800	52,962
Guotai Junan Securities Co. Ltd., H Shares	4,400	5,160
H World Group Ltd., ADR(1)	6,783	273,219
Haidilao International Holding Ltd.(2)	72,000	195,827
Haier Smart Home Co. Ltd., H Shares	50,400	156,103
Hainan Meilan International Airport Co. Ltd., H Shares(1)(2)	20,000	19,180
Haitian International Holdings Ltd.	30,000	64,420
Haitong Securities Co. Ltd., H Shares	252,000	156,361
Hangzhou Tigermed Consulting Co. Ltd., H Shares(2)	1,700	9,279
Hansoh Pharmaceutical Group Co. Ltd.	40,000	51,972
Harbin Electric Co. Ltd., H Shares	92,000	28,110
22

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Hebei Construction Group Corp. Ltd., H Shares(1)	3,000	$279
Hello Group, Inc., ADR	23,770	205,135
Hengan International Group Co. Ltd.	105,000	389,482
Hilong Holding Ltd.(1)	302,000	8,472
Hisense Home Appliances Group Co. Ltd., H Shares	91,000	240,174
Hollysys Automation Technologies Ltd.(1)	9,263	174,515
Homeland Interactive Technology Ltd.	24,000	5,395
Honliv Healthcare Management Group Co. Ltd.(1)	20,000	5,580
Hope Education Group Co. Ltd.(1)	1,008,000	65,454
Hopson Development Holdings Ltd.(1)	38,331	23,489
Hua Hong Semiconductor Ltd.(1)(2)	71,000	185,078
Huabao International Holdings Ltd.(2)	110,000	39,632
Huadian Power International Corp. Ltd., H Shares(2)	30,000	12,080
Huaneng Power International, Inc., H Shares(1)	94,000	46,951
Huatai Securities Co. Ltd., H Shares	137,800	181,316
Huaxi Holdings Co. Ltd.(1)	4,000	581
Huazhong In-Vehicle Holdings Co. Ltd.(2)	40,000	11,991
Hygeia Healthcare Holdings Co. Ltd.(2)	6,000	30,367
Industrial & Commercial Bank of China Ltd., H Shares	2,313,000	1,060,458
Ingdan, Inc.	66,000	10,525
Inkeverse Group Ltd.(1)	228,000	26,106
Innovent Biologics, Inc.(1)	15,000	67,082
iQIYI, Inc., ADR(1)	33,824	170,473
JD Health International, Inc.(1)	12,750	68,744
JD Logistics, Inc.(1)	256,500	341,907
JD.com, Inc., ADR	13,011	432,095
JD.com, Inc., Class A	4,138	68,724
JH Educational Technology, Inc.	14,000	1,868
Jiangsu Expressway Co. Ltd., H Shares	78,000	70,439
Jiangxi Copper Co. Ltd., H Shares	119,000	185,343
Jingrui Holdings Ltd.(1)(2)	6,000	40
Jinke Smart Services Group Co. Ltd., H Shares(1)(2)	11,000	14,447
Jinxin Fertility Group Ltd.(1)(2)	391,500	195,792
Jiumaojiu International Holdings Ltd.(2)	41,000	65,759
JNBY Design Ltd.	11,500	11,845
JOYY, Inc., ADR	4,883	167,585
Jutal Offshore Oil Services Ltd.(1)	46,000	3,109
Kangji Medical Holdings Ltd.(2)	11,000	9,697
Kanzhun Ltd., ADR(1)	3,034	44,903
KE Holdings, Inc., ADR(1)	18,559	319,215
Kingboard Holdings Ltd.	105,000	238,271
Kingboard Laminates Holdings Ltd.	170,500	141,699
Kingdee International Software Group Co. Ltd.(1)	84,000	129,790
Kingsoft Cloud Holdings Ltd., ADR(1)(2)	9,469	53,879
Kingsoft Corp. Ltd.	45,600	181,759
Kuaishou Technology(1)	42,100	344,627
Kunlun Energy Co. Ltd.	290,000	212,304
KWG Group Holdings Ltd.(1)(2)	217,000	25,139
KWG Living Group Holdings Ltd.(1)	143,500	14,831
Lee & Man Chemical Co. Ltd.(2)	4,000	1,605
Lee & Man Paper Manufacturing Ltd.	218,000	64,135
23

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Legend Biotech Corp., ADR(1)	725	$50,286
Lenovo Group Ltd.	134,000	151,464
LexinFintech Holdings Ltd., ADR(1)	13,176	34,126
Li Auto, Inc., ADR(1)	16,342	680,644
Li Ning Co. Ltd.	45,500	215,047
Lifetech Scientific Corp.(1)	790,000	245,626
LightInTheBox Holding Co. Ltd., ADR(1)	2,012	2,756
Linklogis, Inc., Class B	97,500	21,980
Logan Group Co. Ltd.(1)(2)	30,000	2,875
Longfor Group Holdings Ltd.	144,483	304,946
Lonking Holdings Ltd.	292,000	52,070
Luye Pharma Group Ltd.(1)(2)	114,000	41,863
LVGEM China Real Estate Investment Co. Ltd.(1)(2)	218,000	45,868
Maanshan Iron & Steel Co. Ltd., H Shares(2)	4,000	683
Meitu, Inc.(2)	151,500	58,202
Meituan, Class B(1)	91,410	1,512,758
Metallurgical Corp. of China Ltd., H Shares	5,000	1,090
Microport Cardioflow Medtech Corp.(1)(2)	45,000	10,697
Midea Real Estate Holding Ltd.(2)	82,400	77,329
Ming Yuan Cloud Group Holdings Ltd.(1)(2)	32,000	16,108
Minsheng Education Group Co. Ltd.	34,000	1,148
Minth Group Ltd.	48,000	142,490
MMG Ltd.(1)	484,000	160,605
Mobvista, Inc.(1)(2)	25,000	11,417
Mulsanne Group Holding Ltd.(1)(2)	12,500	3,206
Nam Tai Property, Inc.(1)(2)	1,859	8,533
NetDragon Websoft Holdings Ltd.	59,500	115,322
NetEase, Inc., ADR	24,141	2,498,111
New China Life Insurance Co. Ltd., H Shares	81,700	204,389
New Oriental Education & Technology Group, Inc., ADR(1)	6,226	337,698
New Sparkle Roll International Group Ltd.(1)	8,500	965
Nexteer Automotive Group Ltd.	211,000	135,788
Nine Dragons Paper Holdings Ltd.(1)	245,000	135,952
NIO, Inc., ADR(1)	17,882	183,648
Noah Holdings Ltd., ADR	3,545	49,311
Nongfu Spring Co. Ltd., H Shares(2)	57,400	322,382
OneConnect Financial Technology Co. Ltd., ADR(1)(2)	1,043	3,630
Orient Overseas International Ltd.	23,000	308,460
Pacific Millennium Packaging Group Corp.	2,000	1,607
PDD Holdings, Inc., ADR(1)	23,213	2,297,391
People's Insurance Co. Group of China Ltd., H Shares	603,000	205,251
Perennial Energy Holdings Ltd.	40,000	4,431
PetroChina Co. Ltd., Class H	1,218,400	878,912
Pharmaron Beijing Co. Ltd., H Shares	5,850	13,640
PICC Property & Casualty Co. Ltd., H Shares	548,000	630,177
Ping An Healthcare & Technology Co. Ltd.(1)(2)	15,300	38,190
Ping An Insurance Group Co. of China Ltd., H Shares	300,506	1,799,173
Poly Property Group Co. Ltd.	289,362	67,192
Pop Mart International Group Ltd.(2)	24,400	79,363
Postal Savings Bank of China Co. Ltd., H Shares	485,000	239,217
Powerlong Real Estate Holdings Ltd.(1)(2)	62,000	6,630
24

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Prinx Chengshan Holdings Ltd.	6,000	$5,020
PW Medtech Group Ltd.(1)	7,000	685
Q Technology Group Co. Ltd.(1)(2)	79,000	29,352
Qifu Technology, Inc., ADR	26,320	447,440
Qingling Motors Co. Ltd., H Shares(1)	6,000	542
Qudian, Inc., ADR(1)	37,345	94,109
Radiance Holdings Group Co. Ltd.(1)(2)	182,000	83,868
Redco Properties Group Ltd.(1)	22,000	3,731
Redsun Properties Group Ltd.(1)	84,000	2,456
Road King Infrastructure Ltd.(1)	5,000	1,223
Ronshine China Holdings Ltd.(1)	27,500	601
SCE Intelligent Commercial Management Holdings Ltd.(1)	14,000	2,036
Scholar Education Group(1)	5,000	874
Seazen Group Ltd.(1)(2)	500,000	97,522
Shandong Hi-Speed New Energy Group Ltd.(1)	20,000	7,061
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	100,400	99,967
Shanghai Electric Group Co. Ltd., H Shares(1)	40,000	8,978
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	15,500	36,390
Shanghai Fudan Microelectronics Group Co. Ltd., H Shares(2)	4,000	9,575
Shanghai Haohai Biological Technology Co. Ltd., H Shares(2)	200	1,129
Shanghai Industrial Holdings Ltd.	114,000	149,586
Shanghai Industrial Urban Development Group Ltd.(1)	1,600	86
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	36,300	59,682
Shanghai Pioneer Holding Ltd.	22,000	5,692
Shenzhen Expressway Corp. Ltd., H Shares	72,000	58,161
Shenzhen International Holdings Ltd.	331,000	235,286
Shenzhen Investment Ltd.	268,000	47,227
Shenzhou International Group Holdings Ltd.	92,800	950,862
Shimao Group Holdings Ltd.(1)	35,500	2,716
Shimao Services Holdings Ltd.(1)	49,000	9,558
Shoucheng Holdings Ltd.	113,200	26,409
Shougang Fushan Resources Group Ltd.	380,000	109,506
Shui On Land Ltd.	588,500	57,038
Sihuan Pharmaceutical Holdings Group Ltd.(2)	329,000	26,870
Simcere Pharmaceutical Group Ltd.(2)	42,000	32,737
Sino Biopharmaceutical Ltd.	1,578,000	598,990
Sino-Ocean Group Holding Ltd.(1)(2)	256,000	11,907
Sinopec Engineering Group Co. Ltd., H Shares	342,500	158,506
Sinopec Kantons Holdings Ltd.	30,000	11,766
Sinopec Shanghai Petrochemical Co. Ltd., Class H(1)	36,500	5,121
Sinopharm Group Co. Ltd., H Shares	254,800	739,410
Sinosoft Technology Group Ltd.(1)	22,000	842
Sinotrans Ltd., H Shares	4,000	1,622
Sinotruk Hong Kong Ltd.	53,000	98,357
Skyworth Group Ltd.	241,538	88,377
SOHO China Ltd.(1)(2)	54,500	6,324
Sohu.com Ltd., ADR(1)	3,248	34,299
So-Young International, Inc., ADR(1)	363	523
SSY Group Ltd.	320,000	170,338
Sun King Technology Group Ltd.(1)	42,000	8,508
25

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Sunac Services Holdings Ltd.(2)	15,386	$4,802
Sunny Optical Technology Group Co. Ltd.	26,800	218,827
SY Holdings Group Ltd.	13,500	8,607
TAL Education Group, ADR(1)	46,973	331,160
TCL Electronics Holdings Ltd.	143,000	55,912
Tencent Holdings Ltd.	153,800	6,373,523
Tencent Music Entertainment Group, ADR(1)	31,697	216,174
Tian Ge Interactive Holdings Ltd.	5,000	232
Tiangong International Co. Ltd.	122,000	41,218
Tianjin Port Development Holdings Ltd.	12,000	840
Tianneng Power International Ltd.(2)	156,000	166,186
Times China Holdings Ltd.(1)(2)	201,000	13,325
Times Neighborhood Holdings Ltd.(2)	124,000	9,793
Tingyi Cayman Islands Holding Corp.	186,000	273,103
Tong Ren Tang Technologies Co. Ltd., H Shares	71,000	56,864
Tongda Group Holdings Ltd.(1)	745,000	7,595
Tongdao Liepin Group(1)	12,800	12,252
Topsports International Holdings Ltd.	344,000	280,145
Towngas Smart Energy Co. Ltd.	41,000	17,283
TravelSky Technology Ltd., H Shares	46,000	82,360
Trigiant Group Ltd.(1)	6,000	379
Trip.com Group Ltd., ADR(1)	14,698	577,778
Truly International Holdings Ltd.	256,000	28,347
Tsaker New Energy Tech Co. Ltd.	72,500	10,614
Tsingtao Brewery Co. Ltd., H Shares	20,000	166,313
Tuya, Inc., ADR(1)	12,017	22,111
Uni-President China Holdings Ltd.	127,000	93,914
United Strength Power Holdings Ltd.(1)	2,000	1,327
Up Fintech Holding Ltd., ADR(1)(2)	5,669	27,835
Uxin Ltd., ADR(1)(2)	137	225
Venus MedTech Hangzhou, Inc., H Shares(1)(2)	9,000	6,421
Vinda International Holdings Ltd.	78,000	180,481
Viomi Technology Co. Ltd., ADR(1)	993	846
Vipshop Holdings Ltd., ADR(1)	55,067	869,508
Viva Biotech Holdings(1)	74,500	13,855
Viva Goods Company Ltd.(1)(2)	120,000	17,407
Vnet Group, Inc., ADR(1)(2)	15,432	57,870
Want Want China Holdings Ltd.	596,000	394,189
Wasion Holdings Ltd.	28,000	11,984
Waterdrop, Inc., ADR(1)(2)	8,274	13,321
Weibo Corp., ADR	12,039	155,303
Weichai Power Co. Ltd., H Shares	103,000	133,428
Weiqiao Textile Co., H Shares(1)	25,500	3,638
West China Cement Ltd.	540,000	53,656
Wuling Motors Holdings Ltd.(2)	160,000	13,239
WuXi AppTec Co. Ltd., H Shares(2)	4,607	50,485
Wuxi Biologics Cayman, Inc.(1)	55,000	310,068
Xiabuxiabu Catering Management China Holdings Co. Ltd.	132,500	64,034
Xin Point Holdings Ltd.(2)	12,000	4,595
Xingda International Holdings Ltd.	30,896	5,750
26

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Xinhua Winshare Publishing & Media Co. Ltd., H Shares	16,000	$11,957
Xinte Energy Co. Ltd., H Shares(1)(2)	74,400	131,535
Xinyi Energy Holdings Ltd.	454,800	99,203
Xinyi Solar Holdings Ltd.	342,541	285,815
Xunlei Ltd., ADR(1)	887	1,561
Yadea Group Holdings Ltd.	78,000	149,967
Yankuang Energy Group Co. Ltd., H Shares(2)	261,000	409,741
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(1)	44,400	35,926
Yidu Tech, Inc.(1)(2)	31,400	15,948
Yihai International Holding Ltd.	62,000	116,190
Yincheng International Holding Co. Ltd.(1)	4,000	23
Yixin Group Ltd.	164,000	16,717
Youdao, Inc., ADR(1)	285	1,112
YuanShengTai Dairy Farm Ltd.(1)	41,000	665
Yuexiu Property Co. Ltd.	117,800	145,951
Yuexiu Services Group Ltd.	79,000	31,835
Yuexiu Transport Infrastructure Ltd.	156,000	80,650
Yum China Holdings, Inc.	7,415	398,111
Yuzhou Group Holdings Co. Ltd.(1)(2)	372,133	7,955
Zengame Technology Holding Ltd.	102,000	39,400
Zhejiang Expressway Co. Ltd., H Shares	180,000	134,412
Zhengzhou Coal Mining Machinery Group Co. Ltd., H Shares	6,400	5,866
Zhenro Properties Group Ltd.(1)	183,000	1,939
ZhongAn Online P&C Insurance Co. Ltd., H Shares(1)	2,200	6,525
Zhongliang Holdings Group Co. Ltd.(1)	34,000	1,843
Zhongsheng Group Holdings Ltd.	54,000	164,529
Zhongyu Energy Holdings Ltd.	54,000	37,718
Zhou Hei Ya International Holdings Co. Ltd.(1)(2)	84,000	29,663
Zhuguang Holdings Group Co. Ltd.(1)	66,000	4,206
Zijin Mining Group Co. Ltd., H Shares	130,000	203,626
Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	114,200	54,527
ZTO Express Cayman, Inc., ADR	13,907	349,622
		74,128,753
Colombia — 0.1%
Almacenes Exito SA, ADR(1)	15,121	88,458
BAC Holding International Corp.	3,792	198
Banco Davivienda SA, Preference Shares	3,823	17,234
Bancolombia SA	8,153	57,941
Bancolombia SA, ADR	3,845	102,662
Corp. Financiera Colombiana SA	3,119	9,379
Ecopetrol SA, ADR(2)	3,730	43,566
Grupo Argos SA	24,875	49,866
Grupo Aval Acciones y Valores SA, Preference Shares	3,792	452
Interconexion Electrica SA ESP	19,829	77,173
		446,929
Czech Republic — 0.2%
CEZ AS	8,040	342,165
Komercni Banka AS	2,461	76,848
Moneta Money Bank AS	28,138	104,811
		523,824
27

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Egypt — 0.1%
Commercial International Bank Egypt S.A.E., GDR	172,189	$211,185
Greece — 0.5%
Aegean Airlines SA(1)	3,936	56,323
Alpha Services & Holdings SA(1)	87,408	146,946
Athens Water Supply & Sewage Co. SA	574	4,102
Eurobank Ergasias Services & Holdings SA, Class A(1)	124,210	215,328
Fourlis Holdings SA	301	1,509
GEK Terna Holding Real Estate Construction SA(1)	6,392	93,203
Hellenic Telecommunications Organization SA	4,516	67,488
Helleniq Energy Holdings SA	6,337	56,798
JUMBO SA	2,748	84,884
Motor Oil Hellas Corinth Refineries SA	4,992	127,000
Mytilineos SA	3,750	152,082
National Bank of Greece SA(1)	25,743	174,789
OPAP SA	3,168	53,494
Piraeus Financial Holdings SA(1)	57,510	198,157
Public Power Corp. SA(1)	15,145	165,516
Sunrisemezz PLC(1)	4,230	1,137
Titan Cement International SA	2,169	43,177
Viohalco SA	2,419	18,362
		1,660,295
Hong Kong — 0.1%
Ajisen China Holdings Ltd.	4,000	480
Antengene Corp. Ltd.(1)	12,500	1,927
Brilliance China Automotive Holdings Ltd.	60,000	24,377
China Energy Development Holdings Ltd.(1)	48,000	495
China First Capital Group Ltd.(1)	5,600	36
China Isotope & Radiation Corp.	2,200	3,558
China Shengmu Organic Milk Ltd.	55,000	1,822
China Zhongwang Holdings Ltd.(1)(2)	86,400	110
Dawnrays Pharmaceutical Holdings Ltd.	7,000	1,017
Edvantage Group Holdings Ltd.	89,119	26,471
GOME Retail Holdings Ltd.(1)(2)	1,993,000	14,503
Hi Sun Technology China Ltd.(1)	57,000	4,217
IMAX China Holding, Inc.	4,700	5,672
Jiayuan International Group Ltd.(1)	52,000	1,147
Kasen International Holdings Ltd.(1)	37,000	1,453
Pou Sheng International Holdings Ltd.(1)	90,000	7,588
Powerlong Commercial Management Holdings Ltd.	8,500	4,252
Renze Harvest International Ltd.(1)(2)	7,000	232
Silver Grant International Holdings Group Ltd.(1)	8,000	238
South Manganese Investment Ltd.(1)(2)	210,000	13,255
Wharf Holdings Ltd.	140,000	296,587
		409,437
Hungary — 0.3%
Magyar Telekom Telecommunications PLC	10,305	13,706
MOL Hungarian Oil & Gas PLC	44,836	339,051
OTP Bank Nyrt	8,045	328,054
Richter Gedeon Nyrt	3,674	91,995
		772,806
28

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
India — 19.6%
360 ONE WAM Ltd.	10,948	$64,406
3M India Ltd.	18	6,772
ABB India Ltd.	1,079	57,066
ACC Ltd.	6,924	167,635
Accelya Solutions India Ltd.	926	17,588
Adani Energy Solutions Ltd.(1)	17,822	173,949
Adani Enterprises Ltd.	6,327	184,712
Adani Green Energy Ltd.(1)	6,990	78,285
Adani Ports & Special Economic Zone Ltd.	16,908	161,610
Adani Power Ltd.(1)	54,617	211,255
Adani Total Gas Ltd.	8,578	65,848
Aditya Birla Capital Ltd.(1)	66,865	146,172
Aegis Logistics Ltd.	2,315	10,339
AGI Greenpac Ltd.	5,613	49,867
AIA Engineering Ltd.	2,717	121,202
Ajanta Pharma Ltd.	3,028	63,203
Akzo Nobel India Ltd.	222	7,365
Alembic Ltd.	2,801	2,752
Alembic Pharmaceuticals Ltd.	8,197	76,858
Alkyl Amines Chemicals	545	16,436
Allcargo Logistics Ltd.	9,782	32,423
Allcargo Terminals Ltd.(1)	9,782	3,994
Alok Industries Ltd.(1)	30,788	7,373
Amara Raja Batteries Ltd.	19,399	147,182
Ambuja Cements Ltd.	25,656	132,663
Anant Raj Ltd.	18,514	49,038
Andhra Sugars Ltd.	4,791	6,618
Apar Industries Ltd.	2,902	175,419
APL Apollo Tubes Ltd.	12,471	252,311
Apollo Hospitals Enterprise Ltd.	5,155	299,536
Apollo Tyres Ltd.	57,378	269,014
Arvind Ltd.	19,696	41,830
Ashok Leyland Ltd.	72,030	159,896
Ashoka Buildcon Ltd.(1)	32,514	39,836
Asian Paints Ltd.	4,621	181,678
Aster DM Healthcare Ltd.(1)	20,356	81,486
Astra Microwave Products Ltd.	7,592	36,286
Astral Ltd.	2,185	51,527
AstraZeneca Pharma India Ltd.	87	4,475
Atul Ltd.	395	34,976
AU Small Finance Bank Ltd.	10,280	89,738
AurionPro Solutions Ltd.	3,751	45,935
Aurobindo Pharma Ltd.	28,085	281,319
Aurum Proptech Ltd.(1)	376	602
Avanti Feeds Ltd.	3,130	16,414
Avenue Supermarts Ltd.(1)	1,289	57,915
Axis Bank Ltd., GDR	8,958	526,275
Bajaj Auto Ltd.	3,482	193,890
Bajaj Consumer Care Ltd.	15,148	46,983
29

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Bajaj Electricals Ltd.	5,663	$79,386
Bajaj Finance Ltd.	6,886	595,202
Bajaj Finserv Ltd.	8,424	151,333
Bajaj Hindusthan Sugar Ltd.(1)	221,576	64,043
Balaji Amines Ltd.	521	14,134
Balkrishna Industries Ltd.	4,519	126,750
Balrampur Chini Mills Ltd.	18,717	88,119
Banco Products India Ltd.	4,499	27,718
Bandhan Bank Ltd.	45,128	125,019
BASF India Ltd.	1,301	41,350
Bata India Ltd.	1,352	27,556
Bayer CropScience Ltd.	493	28,655
BEML Ltd.	1,309	38,980
Berger Paints India Ltd.	6,716	58,266
Best Agrolife Ltd.	1,760	25,412
Bhansali Engineering Polymers Ltd.	4,258	4,786
Bharat Bijlee Ltd.	597	29,728
Bharat Electronics Ltd.	334,098	536,762
Bharat Forge Ltd.	12,134	156,789
Bharat Heavy Electricals Ltd.	108,374	158,551
Bharat Petroleum Corp. Ltd.	83,250	342,211
Bharat Rasayan Ltd.	54	6,133
Bharti Airtel Ltd.	26,351	272,444
Bharti Airtel Ltd.	1,882	10,733
Biocon Ltd.	11,885	37,200
Birla Corp. Ltd.	2,240	31,077
Birlasoft Ltd.	11,057	67,966
BLS International Services Ltd.	11,482	39,868
Blue Dart Express Ltd.	342	25,948
Blue Star Ltd.	5,032	44,976
Bombay Burmah Trading Co.(1)	1,082	13,038
Borosil Renewables Ltd.(1)	3,890	20,578
Bosch Ltd.	97	21,751
Brigade Enterprises Ltd.	18,836	134,801
Brightcom Group Ltd.	188,567	38,611
Britannia Industries Ltd.	3,904	210,660
BSE Ltd.	9,680	124,156
Can Fin Homes Ltd.	16,436	149,085
Canara Bank	30,478	117,801
Capacit'e Infraprojects Ltd.(1)	3,479	8,698
Caplin Point Laboratories Ltd.	1,037	13,250
Capri Global Capital Ltd.	937	9,049
Carborundum Universal Ltd.	5,975	81,943
Care Ratings Ltd.	1,529	15,359
Carysil Ltd.	1,860	14,332
Castrol India Ltd.	56,872	99,405
CCL Products India Ltd.	8,126	59,444
Ceat Ltd.	4,196	114,139
Central Depository Services India Ltd.	1,383	19,003
Century Plyboards India Ltd.	4,675	38,651
30

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Century Textiles & Industries Ltd.	3,854	$47,835
Cera Sanitaryware Ltd.	557	63,935
CESC Ltd.	31,367	31,511
CG Power & Industrial Solutions Ltd.	12,716	65,912
Chambal Fertilisers & Chemicals Ltd.	25,589	85,003
Chemcon Speciality Chemicals Ltd.(1)	2,882	9,756
Chennai Petroleum Corp. Ltd.	12,992	65,818
Cholamandalam Financial Holdings Ltd.	962	11,433
Cholamandalam Investment & Finance Co. Ltd.	30,012	406,406
Cipla Ltd.	24,070	365,327
City Union Bank Ltd.	59,336	88,367
Coal India Ltd.	129,719	360,176
Cochin Shipyard Ltd.	9,604	105,050
Coforge Ltd.	586	38,653
Colgate-Palmolive India Ltd.	8,447	198,034
Computer Age Management Services Ltd.	2,303	66,026
Container Corp. of India Ltd.	11,799	95,752
Coromandel International Ltd.	13,464	177,335
Cosmo First Ltd.	2,080	18,287
CreditAccess Grameen Ltd.(1)	5,896	100,780
CRISIL Ltd.	880	42,186
Crompton Greaves Consumer Electricals Ltd.	25,183	91,223
CSB Bank Ltd.(1)	5,970	23,795
Cummins India Ltd.	4,689	96,669
Cyient Ltd.	13,890	274,519
Dabur India Ltd.	17,811	118,892
Dalmia Bharat Ltd.	5,784	145,564
Dalmia Bharat Sugar & Industries Ltd.	1,638	7,381
Datamatics Global Services Ltd.(1)	5,211	35,397
DB Corp. Ltd.	13,014	35,609
DCB Bank Ltd.	19,916	28,039
DCM Shriram Ltd.	6,921	77,914
Deepak Fertilisers & Petrochemicals Corp. Ltd.	10,453	76,558
Deepak Nitrite Ltd.	5,774	154,729
Delta Corp. Ltd.	3,208	7,008
Dhani Services Ltd.(1)	4,561	2,675
Digidrive Distributors Ltd.(1)	396	429
Dilip Buildcon Ltd.	1,435	5,691
Dish TV India Ltd.(1)	221,711	48,930
Dishman Carbogen Amcis Ltd.(1)	4,829	9,108
Divi's Laboratories Ltd.	3,604	156,229
Dixon Technologies India Ltd.(1)	770	46,504
DLF Ltd.	17,606	107,113
Dr Lal PathLabs Ltd.	2,456	64,505
Dr Reddy's Laboratories Ltd., ADR	6,918	470,286
Dwarikesh Sugar Industries Ltd.	31,044	33,457
Dynamatic Technologies Ltd.	321	14,885
eClerx Services Ltd.	2,545	49,900
Edelweiss Financial Services Ltd.	61,398	40,342
Eicher Motors Ltd.	5,508	221,875
31

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
EID Parry India Ltd.	12,280	$70,838
Elecon Engineering Co. Ltd.	8,207	87,439
Electrosteel Castings Ltd.	36,739	30,459
Emami Ltd.	17,752	112,426
Endurance Technologies Ltd.	938	18,810
Engineers India Ltd.	50,656	94,353
EPL Ltd.	18,139	43,014
Equitas Small Finance Bank Ltd.	34,830	38,037
Eris Lifesciences Ltd.(1)	2,218	21,699
Escorts Kubota Ltd.	5,240	199,830
Eveready Industries India Ltd.(1)	3,403	17,379
Everest Industries Ltd.	1,312	18,737
Excel Industries Ltd.	483	5,571
Exide Industries Ltd.	50,863	163,832
FDC Ltd.(1)	1,453	6,679
Federal Bank Ltd.	223,489	388,232
FIEM Industries Ltd.	780	17,925
Fine Organic Industries Ltd.	202	11,694
Finolex Cables Ltd.	4,004	53,162
Finolex Industries Ltd.	51,489	148,891
Force Motors Ltd.	351	14,520
Future Lifestyle Fashions Ltd.(1)	1,257	69
Gabriel India Ltd.	10,034	38,353
GAIL India Ltd.	89,154	123,812
Galaxy Surfactants Ltd.	260	8,428
Garden Reach Shipbuilders & Engineers Ltd.	5,677	56,013
Garware Technical Fibres Ltd.	298	11,494
Genus Power Infrastructures Ltd.(1)	9,003	28,092
GHCL Ltd.	11,424	85,725
GHCL Textiles Ltd.(1)	11,424	10,536
GIC Housing Finance Ltd.	7,865	17,003
Gillette India Ltd.	152	10,232
GlaxoSmithKline Pharmaceuticals Ltd.	1,424	24,580
Glenmark Pharmaceuticals Ltd.	24,558	227,348
Globus Spirits Ltd.	1,282	13,770
GMM Pfaudler Ltd.	1,964	37,397
GMR Airports Infrastructure Ltd.(1)	35,363	26,357
GMR Power & Urban Infra Ltd.(1)	1,505	454
GNA Axles Ltd.	786	9,729
Godawari Power & Ispat Ltd.	8,189	61,211
Godrej Consumer Products Ltd.(1)	6,465	78,463
Godrej Industries Ltd.(1)	830	5,387
Gokaldas Exports Ltd.(1)	4,153	39,584
Granules India Ltd.	14,660	52,655
Graphite India Ltd.	10,458	59,796
Grasim Industries Ltd.	16,923	365,809
Great Eastern Shipping Co. Ltd.	21,003	193,858
Greaves Cotton Ltd.	10,035	18,232
Greenpanel Industries Ltd.	7,398	33,764
Greenply Industries Ltd.	8,512	16,576
32

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Gufic Biosciences Ltd.(1)	3,500	$13,076
Gujarat Alkalies & Chemicals Ltd.	3,254	27,402
Gujarat Ambuja Exports Ltd.	15,182	48,152
Gujarat Fluorochemicals Ltd.	757	27,850
Gujarat Gas Ltd.(1)	22,547	122,387
Gujarat Mineral Development Corp. Ltd.	9,795	29,403
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	13,375	98,394
Gujarat Pipavav Port Ltd.	57,229	89,760
Gujarat State Fertilizers & Chemicals Ltd.	38,670	81,835
Gujarat State Petronet Ltd.	30,729	102,463
Happiest Minds Technologies Ltd.	520	5,824
Hathway Cable & Datacom Ltd.(1)	53,179	10,599
Havells India Ltd.	8,068	134,825
HBL Power Systems Ltd.	15,215	49,235
HCL Technologies Ltd.	54,652	773,143
HDFC Asset Management Co. Ltd.	2,087	63,612
HDFC Bank Ltd.	81,414	1,541,653
HDFC Life Insurance Co. Ltd.	10,253	79,781
HEG Ltd.	1,842	38,941
HeidelbergCement India Ltd.(1)	3,441	7,772
Hero MotoCorp Ltd.	6,316	222,336
HFCL Ltd.	55,288	50,829
HG Infra Engineering Ltd.	1,319	14,822
Hikal Ltd.	6,930	24,764
HIL Ltd.	531	19,298
Himadri Speciality Chemical Ltd., ADR	43,396	117,558
Himatsingka Seide Ltd.	1,947	3,460
Hindalco Industries Ltd.	117,216	649,842
Hinduja Global Solutions Ltd.	630	7,662
Hindustan Copper Ltd.	24,302	46,445
Hindustan Oil Exploration Co. Ltd.(1)	4,116	8,186
Hindustan Petroleum Corp. Ltd.(1)	84,803	253,997
Hindustan Unilever Ltd.	12,708	384,415
Hindware Home Innovation Ltd.(1)	5,807	41,060
Hitachi Energy India Ltd.	241	12,805
Honda India Power Products Ltd.	797	25,388
I G Petrochemicals Ltd.	1,499	9,106
ICICI Bank Ltd., ADR	45,898	1,063,457
ICICI Lombard General Insurance Co. Ltd.	7,483	118,652
ICICI Prudential Life Insurance Co. Ltd.	7,787	53,006
IDFC First Bank Ltd.(1)	227,289	255,969
IDFC Ltd.	117,456	172,599
IFB Industries Ltd.(1)	268	3,060
IFCI Ltd.(1)	199,888	36,788
IIFL Finance Ltd.	26,120	191,181
IIFL Securities Ltd.	5,318	5,160
India Cements Ltd.	22,426	63,961
India Glycols Ltd.(1)	1,220	11,119
Indiabulls Housing Finance Ltd.(1)	54,013	129,270
Indiabulls Real Estate Ltd.(1)	46,013	44,380
33

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
IndiaMart InterMesh Ltd.	2,868	$105,986
Indian Bank	32,035	146,392
Indian Energy Exchange Ltd.	23,847	36,327
Indian Hotels Co. Ltd.	19,259	97,829
Indian Metals & Ferro Alloys Ltd.	3,462	15,933
Indian Oil Corp. Ltd.	229,124	246,437
Indian Railway Catering & Tourism Corp. Ltd.	9,660	78,360
Indo Count Industries Ltd.	3,348	9,912
Indraprastha Gas Ltd.	1,402	7,915
Indus Towers Ltd.(1)	55,411	117,173
Info Edge India Ltd.	2,252	117,678
Infosys Ltd., ADR	126,708	2,200,918
Inox Wind Ltd.(1)	5,788	14,257
Intellect Design Arena Ltd.	9,903	87,838
InterGlobe Aviation Ltd.(1)	2,652	77,976
IOL Chemicals & Pharmaceuticals Ltd.	943	4,942
ION Exchange India Ltd.	5,549	37,974
Ipca Laboratories Ltd.	11,799	124,501
IRB Infrastructure Developers Ltd.	90,820	31,020
IRCON International Ltd.	61,079	84,049
ISGEC Heavy Engineering Ltd.	3,243	27,215
ITD Cementation India Ltd.	18,327	48,056
J Kumar Infraprojects Ltd.	6,357	31,562
Jagran Prakashan Ltd.(1)	9,956	12,964
Jai Corp. Ltd.	9,007	26,444
Jain Irrigation Systems Ltd.(1)	33,922	25,755
Jaiprakash Associates Ltd.(1)	47,432	6,038
Jaiprakash Power Ventures Ltd.(1)	337,329	32,546
Jammu & Kashmir Bank Ltd.	68,191	73,828
Jamna Auto Industries Ltd.	30,124	43,410
Jindal Poly Films Ltd.	1,475	12,136
Jindal Saw Ltd.	15,519	65,594
Jindal Stainless Ltd.	56,432	309,601
Jindal Steel & Power Ltd.	42,987	354,990
JK Cement Ltd.	2,071	82,413
JK Lakshmi Cement Ltd.	8,876	72,220
JK Paper Ltd.	14,528	63,948
JK Tyre & Industries Ltd.	14,652	47,932
JM Financial Ltd.	90,263	85,197
JSW Energy Ltd.	10,448	44,246
JSW Steel Ltd.	56,729	533,678
Jubilant Foodworks Ltd.	13,800	85,275
Jubilant Ingrevia Ltd.	9,834	61,068
Jubilant Pharmova Ltd.	7,752	43,886
Just Dial Ltd.(1)	979	9,016
Jyothy Labs Ltd.	4,782	20,122
Kajaria Ceramics Ltd.	4,758	84,485
Kalpataru Projects International Ltd.	15,294	121,911
Kansai Nerolac Paints Ltd.	3,508	14,090
Karnataka Bank Ltd.	27,461	73,275
34

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Karur Vysya Bank Ltd.	88,527	$129,847
Kaveri Seed Co. Ltd.(1)	3,831	25,284
KEC International Ltd.	22,050	178,784
KEI Industries Ltd.	948	30,979
Kennametal India Ltd.	638	21,752
Kirloskar Brothers Ltd.	2,915	29,882
Kirloskar Ferrous Industries Ltd.	11,193	63,932
Kirloskar Oil Engines Ltd.	3,353	19,587
KNR Constructions Ltd.	12,064	40,135
Kolte-Patil Developers Ltd.	1,397	7,627
Kopran Ltd.(1)	1,454	4,187
Kotak Mahindra Bank Ltd.	25,088	532,364
KPIT Technologies Ltd.	15,137	214,741
KPR Mill Ltd.	5,470	50,028
KRBL Ltd.	8,855	43,055
L&T Finance Holdings Ltd.	123,051	185,409
L&T Technology Services Ltd.	955	50,732
LA Opala RG Ltd.	4,256	22,513
Larsen & Toubro Ltd.	40,383	1,317,586
Laurus Labs Ltd.	27,240	131,277
LG Balakrishnan & Bros Ltd.(1)	4,509	58,467
LIC Housing Finance Ltd.	37,996	194,167
Linde India Ltd.	348	26,331
LT Foods Ltd.	21,706	43,346
LTIMindtree Ltd.	3,442	215,610
Lumax Auto Technologies Ltd.	4,438	19,969
Lupin Ltd.	24,078	319,084
Mahanagar Gas Ltd.	7,578	93,659
Maharashtra Seamless Ltd.	4,028	26,146
Mahindra & Mahindra Financial Services Ltd.	53,466	192,002
Mahindra & Mahindra Ltd.	22,782	433,169
Mahindra Holidays & Resorts India Ltd.(1)	6,609	31,875
Mahindra Lifespace Developers Ltd.	2,988	20,461
Mahindra Logistics Ltd.	3,262	15,341
Maithan Alloys Ltd.	1,132	14,020
Manali Petrochemicals Ltd.	9,199	7,646
Manappuram Finance Ltd.	99,739	186,104
Marico Ltd.	22,586	155,416
Marksans Pharma Ltd.	42,291	57,632
Maruti Suzuki India Ltd.	3,098	374,119
MAS Financial Services Ltd.	1,629	16,059
Mastek Ltd.	528	15,132
Matrimony.com Ltd.	690	5,344
Max Healthcare Institute Ltd.(1)	18,646	132,852
Mayur Uniquoters Ltd.	698	4,731
Mazagon Dock Shipbuilders Ltd.	3,870	86,296
Meghmani Finechem Ltd.	1,763	21,404
Meghmani Organics Ltd.	14,945	14,983
Metropolis Healthcare Ltd.	1,019	16,498
Minda Corp. Ltd.	3,029	11,963
35

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Mirza International Ltd.(1)	9,808	$5,352
MOIL Ltd.	7,182	20,686
Motherson Sumi Wiring India Ltd.	46,208	34,623
Motilal Oswal Financial Services Ltd.	5,586	62,025
Mphasis Ltd.	7,194	210,828
MRF Ltd.	187	245,411
MSTC Ltd.	1,029	4,857
Multi Commodity Exchange of India Ltd.	4,385	89,342
Muthoot Finance Ltd.	13,678	208,123
Narayana Hrudayalaya Ltd.	5,794	72,770
Natco Pharma Ltd.	7,670	84,582
National Aluminium Co. Ltd.	141,463	160,570
Nava Ltd.	11,704	60,042
NBCC India Ltd.	65,976	40,956
NCC Ltd.	106,551	218,098
NELCO Ltd.	701	6,797
Neogen Chemicals Ltd.	823	16,974
NESCO Ltd.	711	6,204
Nestle India Ltd.	765	203,073
Neuland Laboratories Ltd.	579	27,116
New Delhi Television Ltd.(1)	5,178	13,384
Newgen Software Technologies Ltd.	1,964	20,357
NIIT Learning Systems Ltd.(1)	9,326	42,993
NIIT Ltd.(1)	9,326	9,098
Nippon Life India Asset Management Ltd.	13,564	51,084
NOCIL Ltd.	1,719	4,657
NTPC Ltd.	286,316	761,739
Nuvama Wealth Management Ltd.(1)	685	20,181
Oberoi Realty Ltd.	6,424	86,868
Oil & Natural Gas Corp. Ltd.	186,770	392,846
Oil India Ltd.	48,505	159,938
OnMobile Global Ltd.(1)	3,493	4,581
Oracle Financial Services Software Ltd.	2,888	143,246
Orient Cement Ltd.	17,095	39,793
Orient Electric Ltd.	1,553	4,480
Page Industries Ltd.	239	115,854
Paisalo Digital Ltd.	11,790	8,559
Panama Petrochem Ltd.	4,381	17,237
PC Jeweller Ltd.(1)	24,410	7,837
PCBL Ltd.	28,612	60,227
Persistent Systems Ltd.	3,817	247,302
Petronet LNG Ltd.	85,800	222,938
Phoenix Mills Ltd.	2,284	49,625
PI Industries Ltd.	1,641	71,893
Pidilite Industries Ltd.	3,031	92,035
Piramal Enterprises Ltd.	5,916	75,179
Piramal Pharma Ltd.(1)	18,577	23,052
PNB Housing Finance Ltd.(1)	19,386	152,186
PNC Infratech Ltd.	17,907	71,766
Polycab India Ltd.	446	27,582
36

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Polyplex Corp. Ltd.	2,781	$40,837
Poonawalla Fincorp Ltd.	2,566	12,906
Power Finance Corp. Ltd.	10,140	31,845
Power Grid Corp. of India Ltd.	212,270	626,528
Power Mech Projects Ltd.	755	38,496
Praj Industries Ltd.	14,187	84,363
Precision Camshafts Ltd.	8,326	26,108
Prestige Estates Projects Ltd.	8,021	62,377
Pricol Ltd.(1)	15,569	63,634
Prime Focus Ltd.(1)	11,944	12,466
Prince Pipes & Fittings Ltd.	1,925	16,646
Prism Johnson Ltd.(1)	6,392	10,000
PSP Projects Ltd.	2,983	29,485
PTC India Ltd.	56,480	94,948
Quess Corp. Ltd.	4,622	23,816
Radico Khaitan Ltd.	4,520	68,838
Rain Industries Ltd.	2,672	5,238
Rajesh Exports Ltd.	5,055	30,460
Rallis India Ltd.	2,331	6,625
Ramco Cements Ltd.	13,177	138,016
Rashtriya Chemicals & Fertilizers Ltd.	15,657	22,972
Ratnamani Metals & Tubes Ltd.	1,240	39,556
Raymond Ltd.	7,599	183,392
RBL Bank Ltd.	83,585	240,873
REC Ltd.	174,502	502,734
Redington Ltd.	104,302	197,293
Redtape Ltd.(1)	9,808	55,464
Relaxo Footwears Ltd.	466	5,315
Reliance Industrial Infrastructure Ltd.	626	7,685
Reliance Industries Ltd., GDR	49,220	2,858,018
Reliance Infrastructure Ltd.(1)	38,258	86,246
Reliance Power Ltd.(1)	428,008	98,958
Repco Home Finance Ltd.(1)	8,841	41,397
Restaurant Brands Asia Ltd.(1)	22,510	34,488
Rico Auto Industries Ltd.	24,063	24,592
RITES Ltd.	9,491	57,382
Route Mobile Ltd.	3,710	70,321
Rupa & Co. Ltd.	2,495	8,013
Safari Industries India Ltd.	676	30,079
Samvardhana Motherson International Ltd.	121,878	140,898
Sanghvi Movers Ltd.	3,631	32,524
Sanofi India Ltd.	867	74,365
Sansera Engineering Ltd.(1)	2,262	26,047
Sarda Energy & Minerals Ltd.(1)	11,680	31,228
Saregama India Ltd.	1,980	9,479
SBI Cards & Payment Services Ltd.	6,809	67,118
SBI Life Insurance Co. Ltd.	8,184	127,676
Schaeffler India Ltd.	875	32,237
Sharda Cropchem Ltd.	3,173	17,282
Share India Securities Ltd.	244	4,119
37

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Shipping Corp. of India Ltd.	5,563	$8,751
Shipping Corp. of India Ltd.(1)	5,563	1,818
Shoppers Stop Ltd.(1)	2,091	18,403
Shree Cement Ltd.	650	186,799
Shree Renuka Sugars Ltd.(1)	13,699	7,702
Shriram Finance Ltd.	24,365	567,095
Siemens Ltd.	1,247	59,043
SKF India Ltd.	1,718	108,107
Sobha Ltd.	5,591	41,168
Sonata Software Ltd.	13,327	168,219
South Indian Bank Ltd.	171,863	48,206
Southern Petrochemical Industries Corp. Ltd.	17,726	14,909
Spandana Sphoorty Financial Ltd.(1)	2,425	24,237
SRF Ltd.	5,107	145,226
Star Cement Ltd.(1)	19,725	37,424
State Bank of India, GDR	6,850	462,616
Steel Strips Wheels Ltd.	10,643	32,530
Sterling & Wilson Renewable(1)	4,243	19,367
Sterling Tools Ltd.	2,980	13,425
Sterlite Technologies Ltd.	13,985	28,947
Stove Kraft Ltd.(1)	1,472	9,402
Strides Pharma Science Ltd.	2,601	13,913
Sudarshan Chemical Industries Ltd.	3,424	20,999
Sumitomo Chemical India Ltd.	4,396	23,378
Sun Pharma Advanced Research Co. Ltd.(1)	1,889	5,856
Sun Pharmaceutical Industries Ltd.	38,001	509,368
Sun TV Network Ltd.	13,399	99,808
Sundaram Finance Ltd.	691	21,666
Sundram Fasteners Ltd.	4,294	65,979
Sunflag Iron & Steel Co. Ltd.(1)	6,118	14,840
Sunteck Realty Ltd.	3,995	17,423
Suprajit Engineering Ltd.	6,701	34,223
Supreme Industries Ltd.	4,071	219,099
Supreme Petrochem Ltd.	2,356	14,052
Surya Roshni Ltd.	3,625	41,562
Suven Pharmaceuticals Ltd.	9,498	58,772
Suzlon Energy Ltd.(1)	246,707	73,115
Tamil Nadu Newsprint & Papers Ltd.	7,235	21,902
Tamilnadu Petroproducts Ltd.	7,021	7,587
Tanla Platforms Ltd.	12,047	141,894
Tata Chemicals Ltd.	13,140	168,332
Tata Communications Ltd.	9,129	197,204
Tata Consultancy Services Ltd.	35,047	1,419,540
Tata Consumer Products Ltd.	10,352	104,256
Tata Elxsi Ltd.	1,108	96,897
Tata Investment Corp. Ltd.	1,603	47,147
Tata Metaliks Ltd.	2,409	26,782
Tata Motors Ltd.	33,000	239,277
Tata Power Co. Ltd.	75,964	224,729
Tata Steel Long Products Ltd.(1)	1,631	15,383
38

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Tata Steel Ltd.	578,637	$858,127
TCI Express Ltd.	457	7,753
TeamLease Services Ltd.(1)	553	16,162
Tech Mahindra Ltd.	45,338	657,381
Tejas Networks Ltd.(1)	1,973	20,735
Texmaco Rail & Engineering Ltd.	26,769	47,100
Thermax Ltd.	4,851	164,526
Thirumalai Chemicals Ltd.	10,204	28,290
Thyrocare Technologies Ltd.	472	3,067
Tide Water Oil Co. India Ltd.	360	5,066
Time Technoplast Ltd.	12,032	21,563
Tinplate Co. of India Ltd.	3,598	16,713
Tips Industries Ltd.	6,176	24,291
Titagarh Rail System Ltd.(1)	11,407	111,954
Titan Co. Ltd.	3,689	138,231
Torrent Pharmaceuticals Ltd.	8,544	190,181
Torrent Power Ltd.	13,079	103,747
Tourism Finance Corp. of India Ltd.	16,582	22,775
TransIndia Real Estate Ltd.(1)	9,782	4,094
Transport Corp. of India Ltd.	1,642	16,066
Trent Ltd.	2,565	63,447
Trident Ltd.	131,594	58,037
Triveni Engineering & Industries Ltd.(1)	12,778	48,451
Triveni Turbine Ltd.(1)	9,259	43,758
TTK Prestige Ltd.	2,696	25,526
Tube Investments of India Ltd.	6,219	217,699
TV Today Network Ltd.	2,282	6,202
TV18 Broadcast Ltd.(1)	50,440	29,266
TVS Motor Co. Ltd.	3,225	55,264
Uflex Ltd.	5,373	30,981
Ujjivan Financial Services Ltd.	1,463	8,578
Ujjivan Small Finance Bank Ltd.	138,471	81,871
UltraTech Cement Ltd.	4,249	425,686
Union Bank of India Ltd.	17,616	18,260
United Spirits Ltd.(1)	12,264	149,141
UPL Ltd.	22,975	163,948
Usha Martin Ltd.	12,880	55,170
UTI Asset Management Co. Ltd.	5,255	47,454
VA Tech Wabag Ltd.(1)	2,681	15,998
Vaibhav Global Ltd.	1,025	5,469
Vakrangee Ltd.	31,841	5,955
Valiant Organics Ltd.	1,671	10,233
Vardhman Textiles Ltd.(1)	18,897	89,690
Varroc Engineering Ltd.(1)	5,823	29,720
Varun Beverages Ltd.	15,462	167,774
Vedanta Ltd.	73,896	206,881
Venky's India Ltd.	238	5,677
V-Guard Industries Ltd.	2,008	7,624
VIP Industries Ltd.	1,621	13,022
Vishnu Chemicals Ltd.	3,320	13,071
39

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
VL E-Governance & IT Solutions Ltd.(1)	3,184	$1,438
Vodafone Idea Ltd.(1)	232,783	25,429
Voltamp Transformers Ltd.	484	33,619
Voltas Ltd.	1,275	13,390
VRL Logistics Ltd.	6,022	48,899
Welspun Corp. Ltd.	23,565	93,093
Welspun Enterprises Ltd.	17,802	59,752
Welspun India Ltd.	41,434	62,458
West Coast Paper Mills Ltd.	5,873	41,599
Westlife Foodworld Ltd.	808	9,154
Wipro Ltd., ADR(2)	63,936	312,647
Wockhardt Ltd.(1)	1,829	5,247
Yes Bank Ltd.(1)	673,890	136,688
Zee Entertainment Enterprises Ltd.	65,242	206,348
Zensar Technologies Ltd.	10,622	67,545
		60,022,077
Indonesia — 2.2%
ABM Investama Tbk PT	109,100	28,070
Ace Hardware Indonesia Tbk PT	891,700	42,729
Adaro Energy Indonesia Tbk PT	1,082,800	189,692
Adhi Karya Persero Tbk PT(1)	245,413	6,960
Adi Sarana Armada Tbk PT(1)	73,600	4,758
Agung Podomoro Land Tbk PT(1)	80,200	753
AKR Corporindo Tbk PT	123,100	11,310
Alam Sutera Realty Tbk PT(1)	534,300	6,420
Aneka Tambang Tbk PT	557,100	72,681
Astra Agro Lestari Tbk PT	40,600	20,246
Astra International Tbk PT	1,077,800	456,022
Astra Otoparts Tbk PT	140,800	29,581
Bank BTPN Syariah Tbk PT	269,000	38,140
Bank Bukopin Tbk PT(1)	1,089,998	6,943
Bank Central Asia Tbk PT	928,200	558,781
Bank China Construction Bank Indonesia Tbk PT(1)	357,900	1,880
Bank Jago Tbk PT(1)	31,000	4,740
Bank Mandiri Persero Tbk PT	1,616,300	639,146
Bank Negara Indonesia Persero Tbk PT	404,100	243,351
Bank Pan Indonesia Tbk PT(1)	266,100	22,804
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	248,200	19,309
Bank Pembangunan Daerah Jawa Timur Tbk PT	113,500	4,882
Bank Rakyat Indonesia Persero Tbk PT	1,998,397	728,008
Bank Syariah Indonesia Tbk PT	68,639	7,706
Bank Tabungan Negara Persero Tbk PT	736,545	60,676
Barito Pacific Tbk PT	255,310	17,935
BFI Finance Indonesia Tbk PT	1,086,800	85,604
Blue Bird Tbk PT	139,500	19,967
Buana Lintas Lautan Tbk PT(1)	553,700	3,563
Bukalapak.com Tbk PT(1)	3,493,700	53,153
Bukit Asam Tbk PT	421,600	79,123
Bumi Resources Tbk PT(1)	1,787,700	16,200
Bumi Serpong Damai Tbk PT(1)	732,100	54,544
40

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Buyung Poetra Sembada PT	68,000	$549
Charoen Pokphand Indonesia Tbk PT(1)	149,200	50,683
Ciputra Development Tbk PT	1,125,200	84,222
Delta Dunia Makmur Tbk PT	708,900	19,167
Dharma Polimetal TbK PT	280,300	27,054
Dharma Satya Nusantara Tbk PT	840,800	32,847
Elnusa Tbk PT	183,200	4,694
Gajah Tunggal Tbk PT(1)	345,600	18,607
Global Mediacom Tbk PT(1)	881,800	17,711
GoTo Gojek Tokopedia Tbk PT(1)	9,758,100	61,409
Harum Energy Tbk PT	351,900	36,020
Indah Kiat Pulp & Paper Tbk PT	200,300	119,620
Indika Energy Tbk PT	278,900	36,600
Indo Tambangraya Megah Tbk PT	50,300	95,480
Indocement Tunggal Prakarsa Tbk PT	92,200	64,767
Indofood Sukses Makmur Tbk PT	24,900	11,602
Indosat Tbk PT	103,000	64,918
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	453,652	18,467
Japfa Comfeed Indonesia Tbk PT	481,300	40,742
Jasa Marga Persero Tbk PT	147,500	41,624
Kalbe Farma Tbk PT	342,700	40,772
Lippo Karawaci Tbk PT(1)	765,000	4,920
Malindo Feedmill Tbk PT(1)	13,400	410
Map Aktif Adiperkasa PT	1,150,500	61,192
Matahari Department Store Tbk PT	145,500	24,836
Medco Energi Internasional Tbk PT	1,203,840	84,592
Media Nusantara Citra Tbk PT	624,400	21,523
Medikaloka Hermina Tbk PT	527,400	48,431
Merdeka Copper Gold Tbk PT(1)	138,551	30,710
Mitra Adiperkasa Tbk PT	1,428,700	181,574
Mitra Pinasthika Mustika Tbk PT	157,800	10,773
Pabrik Kertas Tjiwi Kimia Tbk PT	135,800	69,531
Pacific Strategic Financial Tbk PT(1)	245,900	17,922
Pakuwon Jati Tbk PT	1,083,400	31,993
Panin Financial Tbk PT(1)	1,013,700	19,426
Perusahaan Gas Negara Tbk PT	538,400	48,572
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	344,600	23,073
PP Persero Tbk PT(1)	159,800	6,084
Puradelta Lestari Tbk PT	105,100	1,208
Quantum Clovera Investama Tbk PT(1)	28,000	92
Rimo International Lestari Tbk PT(1)	329,900	—
Salim Ivomas Pratama Tbk PT	44,700	1,156
Samator Indo Gas Tbk PT	86,700	10,673
Samudera Indonesia Tbk PT	1,064,000	25,139
Sarana Menara Nusantara Tbk PT	511,800	34,609
Sawit Sumbermas Sarana Tbk PT	567,700	45,843
Selamat Sempurna Tbk PT	68,200	9,136
Semen Indonesia Persero Tbk PT	250,307	111,694
Siloam International Hospitals Tbk PT	16,000	2,070
Smartfren Telecom Tbk PT(1)	3,336,600	12,047
41

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Sri Rejeki Isman Tbk PT(1)	54,600	$—
Steel Pipe Industry of Indonesia PT	274,200	5,148
Sumber Alfaria Trijaya Tbk PT	938,300	178,810
Summarecon Agung Tbk PT	747,358	33,110
Surya Citra Media Tbk PT	478,000	4,644
Surya Esa Perkasa Tbk PT	400,700	15,909
Surya Semesta Internusa Tbk PT(1)	823,900	20,443
Telkom Indonesia Persero Tbk PT, ADR	27,107	657,887
Temas Tbk PT	1,259,000	14,634
Timah Tbk PT	278,200	16,611
Transcoal Pacific Tbk PT	29,600	17,591
Tunas Baru Lampung Tbk PT	24,900	1,307
Unilever Indonesia Tbk PT	362,700	87,399
United Tractors Tbk PT	126,200	215,337
Vale Indonesia Tbk PT	175,600	67,961
Waskita Beton Precast Tbk PT(1)	48,300	159
Waskita Karya Persero Tbk PT(1)	384,292	5,097
Wijaya Karya Persero Tbk PT(1)	513,000	13,268
XL Axiata Tbk PT	550,900	90,407
		6,808,183
Malaysia — 1.9%
7-Eleven Malaysia Holdings Bhd, Class B	3,000	1,242
Aeon Co. M Bhd	118,600	27,104
AEON Credit Service M Bhd	500	1,186
AGMO Holdings Bhd(1)	1,248	168
Alliance Bank Malaysia Bhd	145,500	108,265
AMMB Holdings Bhd	173,800	139,819
Ann Joo Resources Bhd(1)	16,600	4,147
Astro Malaysia Holdings Bhd	23,800	2,616
ATA IMS Bhd(1)	139,900	9,663
Axiata Group Bhd	65,600	33,383
Bank Islam Malaysia Bhd	36,800	16,582
Berjaya Corp. Bhd(1)	415,896	25,544
Berjaya Food Bhd	67,300	9,891
Bermaz Auto Bhd	158,400	76,428
Boustead Plantations Bhd	74,900	24,257
Bumi Armada Bhd(1)	545,900	60,042
Bursa Malaysia Bhd	49,100	73,028
Cahya Mata Sarawak Bhd	117,500	29,637
Capital A Bhd(1)	33,100	6,915
Careplus Group Bhd(1)	13,500	768
Carlsberg Brewery Malaysia Bhd	2,500	10,896
CELCOMDIGI Bhd	124,100	117,187
CIMB Group Holdings Bhd	241,250	292,449
Coastal Contracts Bhd(1)	3,400	1,597
Comfort Glove Bhd(1)	6,800	528
CSC Steel Holdings Bhd	18,100	4,754
Cypark Resources Bhd(1)	15,400	2,594
Dagang NeXchange Bhd(1)	250,700	24,356
Dayang Enterprise Holdings Bhd	17,100	6,409
42

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Dialog Group Bhd	69,000	$30,461
DRB-Hicom Bhd	87,800	27,268
Dufu Technology Corp. Bhd	2,800	1,129
Eco World Development Group Bhd	95,100	21,127
Econpile Holdings Bhd(1)	5,500	355
Ekovest Bhd(1)	134,300	15,614
Focus Dynamics Group Bhd(1)	55,800	180
Fraser & Neave Holdings Bhd	5,300	29,145
Frontken Corp. Bhd	54,000	40,764
Gamuda Bhd	68,725	66,720
Genting Bhd	189,800	178,863
Genting Malaysia Bhd	250,900	138,987
Genting Plantations Bhd	6,300	7,294
Globetronics Technology Bhd	12,200	4,183
Greatech Technology Bhd(1)	15,100	14,651
Hai-O Enterprise Bhd	2,076	455
HAP Seng Consolidated Bhd	16,900	14,578
Hartalega Holdings Bhd	202,400	85,247
Heineken Malaysia Bhd	9,800	50,295
Hengyuan Refining Co. Bhd	5,300	3,562
Hextar Global Bhd	116,220	18,919
Hextar Healthcare Bhd(1)	61,100	2,830
Hiap Teck Venture Bhd	125,000	11,721
Hibiscus Petroleum Bhd	304,300	62,631
Hong Leong Bank Bhd	13,300	57,227
Hong Leong Capital Bhd	8,700	10,059
Hong Leong Financial Group Bhd	8,500	33,334
Hong Leong Industries Bhd	400	772
IHH Healthcare Bhd	14,000	17,888
IJM Corp. Bhd	143,100	54,615
Inari Amertron Bhd	54,200	36,869
IOI Corp. Bhd	75,900	65,945
IOI Properties Group Bhd	41,800	14,674
JAKS Resources Bhd(1)	11,180	481
Jaya Tiasa Holdings Bhd	104,500	17,889
Kossan Rubber Industries Bhd	136,100	37,845
KPJ Healthcare Bhd	246,800	61,784
KSL Holdings Bhd(1)	5,500	1,314
Kuala Lumpur Kepong Bhd	36,200	168,119
Land & General Bhd	29,900	839
LBS Bina Group Bhd	8,961	1,148
Leong Hup International Bhd	5,600	664
Lii Hen Industries Bhd	4,200	806
Lotte Chemical Titan Holding Bhd	20,000	5,289
Luxchem Corp. Bhd	20,900	2,118
Mah Sing Group Bhd	51,600	8,783
Malakoff Corp. Bhd	6,800	856
Malayan Banking Bhd(2)	162,949	319,865
Malayan Flour Mills Bhd	26,300	3,596
Malaysia Airports Holdings Bhd	73,980	117,474
43

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Malaysia Building Society Bhd	190,000	$30,138
Malaysia Marine & Heavy Engineering Holdings Bhd	4,700	491
Malaysian Pacific Industries Bhd	8,600	53,350
Malaysian Resources Corp. Bhd	9,900	961
Matrix Concepts Holdings Bhd	18,300	6,035
Maxis Bhd	65,900	56,972
Media Prima Bhd(1)	58,500	5,611
Mega First Corp. Bhd	4,200	3,009
MISC Bhd	64,900	100,608
MKH Bhd	2,900	875
MR DIY Group M Bhd	67,500	22,549
Muhibbah Engineering M Bhd(1)	2,000	317
My EG Services Bhd	132,900	22,760
Naim Holdings Bhd(1)	4,300	836
Nestle Malaysia Bhd	2,200	61,923
OCK Group Bhd(1)	7,100	658
OSK Holdings Bhd	6,600	1,749
Padini Holdings Bhd	12,900	10,968
Paramount Corp. Bhd	3,400	715
Perak Transit Bhd	5,566	1,608
PESTECH International Bhd(1)	29,625	1,624
Petronas Chemicals Group Bhd	58,400	89,623
Petronas Dagangan Bhd	14,100	67,471
Petronas Gas Bhd	27,800	102,507
Poh Huat Resources Holdings Bhd	2,800	767
PPB Group Bhd	15,500	52,508
Press Metal Aluminium Holdings Bhd	57,100	59,688
Public Bank Bhd	476,700	434,526
QL Resources Bhd	31,850	37,118
Ranhill Utilities Bhd	3,829	553
RHB Bank Bhd	109,675	132,576
Sam Engineering & Equipment M Bhd	2,400	2,432
Sapura Energy Bhd(1)	43,200	469
Sarawak Oil Palms Bhd	31,800	17,455
Scientex Bhd	22,400	18,249
Serba Dinamik Holdings Bhd(1)	4,000	9
Sime Darby Bhd	66,900	33,119
Sime Darby Plantation Bhd	140,700	133,519
Sime Darby Property Bhd	33,900	5,372
SP Setia Bhd Group	120,300	23,883
Sports Toto Bhd	7,536	2,401
Sunway Bhd	82,300	35,304
Sunway Construction Group Bhd	11,200	4,607
Supermax Corp. Bhd	208,043	34,099
Syarikat Takaful Malaysia Keluarga Bhd	18,100	14,501
Ta Ann Holdings Bhd	26,400	20,670
Telekom Malaysia Bhd	84,600	93,052
Tenaga Nasional Bhd	160,200	339,776
Thong Guan Industries Bhd	2,400	1,040
TIME dotCom Bhd	58,200	69,061
44

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Tiong NAM Logistics Holdings Bhd(1)	26,900	$4,434
Tropicana Corp. Bhd(1)	4,807	1,289
TSH Resources Bhd	77,200	17,132
Uchi Technologies Bhd	7,500	5,808
UEM Sunrise Bhd	6,800	1,070
UMW Holdings Bhd	45,200	46,426
Unisem M Bhd	51,700	36,453
United Plantations Bhd	5,000	17,077
UWC Bhd	6,400	4,830
Velesto Energy Bhd(1)	623,700	31,534
ViTrox Corp. Bhd	4,000	6,536
VS Industry Bhd	66,800	13,833
Wasco Bhd(1)	16,200	3,267
WCT Holdings Bhd	7,446	819
Westports Holdings Bhd	38,900	29,345
Yinson Holdings Bhd	163,020	88,178
YTL Corp. Bhd	27,796	9,422
YTL Power International Bhd	373,100	172,228
		5,678,480
Mexico — 3.0%
Alfa SAB de CV, Class A	292,300	193,547
Alpek SAB de CV(2)	45,690	44,965
Alsea SAB de CV(1)	44,400	156,815
America Movil SAB de CV, ADR	54,929	1,052,989
Arca Continental SAB de CV	6,800	66,403
Banco del Bajio SA	128,877	405,743
Becle SAB de CV	4,400	11,876
Bolsa Mexicana de Valores SAB de CV	11,200	22,412
Cemex SAB de CV, ADR(1)	45,449	362,228
Coca-Cola Femsa SAB de CV	25,245	214,243
Consorcio ARA SAB de CV	4,900	1,078
Controladora AXTEL SAB de CV(1)	292,300	3,069
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)	13,128	131,280
Corp. Inmobiliaria Vesta SAB de CV	68,300	252,522
El Puerto de Liverpool SAB de CV, Class C1	600	3,731
Fomento Economico Mexicano SAB de CV, ADR	3,506	394,495
GCC SAB de CV	8,600	82,552
Genomma Lab Internacional SAB de CV, Class B	169,300	137,323
Gentera SAB de CV	226,600	276,032
Gruma SAB de CV, B Shares	12,085	201,023
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	2,727	252,520
Grupo Aeroportuario del Pacifico SAB de CV, ADR	2,181	397,683
Grupo Aeroportuario del Sureste SAB de CV, ADR	1,215	330,820
Grupo Bimbo SAB de CV, Series A	19,400	95,450
Grupo Carso SAB de CV, Series A1	23,000	181,809
Grupo Comercial Chedraui SA de CV	29,017	162,644
Grupo Financiero Banorte SAB de CV, Class O	131,996	1,120,423
Grupo Financiero Inbursa SAB de CV, Class O(1)	129,050	289,124
Grupo GICSA SAB de CV(1)	8,000	1,145
Grupo Industrial Saltillo SAB de CV	1,800	3,215
45

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Grupo Mexico SAB de CV, Series B	100,594	$480,831
Grupo Rotoplas SAB de CV	1,969	2,918
Grupo Televisa SAB, ADR	53,904	241,490
Grupo Traxion SAB de CV(1)(2)	16,400	29,731
Hoteles City Express SAB de CV(1)	1,300	511
Industrias Penoles SAB de CV(1)	11,020	155,956
Kimberly-Clark de Mexico SAB de CV, A Shares	101,300	228,141
La Comer SAB de CV	32,900	71,085
Megacable Holdings SAB de CV	65,569	158,707
Nemak SAB de CV(1)	615,840	135,445
Operadora De Sites Mexicanos SAB de CV	26,907	25,312
Orbia Advance Corp. SAB de CV	49,300	109,729
Promotora y Operadora de Infraestructura SAB de CV	12,615	120,472
Regional SAB de CV	4,890	36,027
Wal-Mart de Mexico SAB de CV	105,397	415,518
		9,061,032
Peru — 0.3%
Cia de Minas Buenaventura SAA, ADR	32,291	275,765
Credicorp Ltd.	1,545	218,509
Intercorp Financial Services, Inc.	4,299	100,296
Southern Copper Corp.	2,166	174,710
		769,280
Philippines — 0.8%
Aboitiz Equity Ventures, Inc.	79,690	66,182
Aboitiz Power Corp.	12,100	7,635
ACEN Corp.	112,530	9,946
Alliance Global Group, Inc.	166,000	36,651
Ayala Corp.	10,600	115,234
Ayala Land, Inc.	224,700	107,674
Ayalaland Logistics Holdings Corp.(1)	17,000	582
Bank of the Philippine Islands	83,948	163,043
BDO Unibank, Inc.	96,360	236,908
Cebu Air, Inc.(1)	6,390	4,072
Century Pacific Food, Inc.	41,200	19,693
Converge Information & Communications Technology Solutions, Inc.(1)	156,800	21,502
Cosco Capital, Inc.	51,700	4,691
DMCI Holdings, Inc.	574,500	97,971
DoubleDragon Corp.	2,700	353
East West Banking Corp.	5,400	704
EEI Corp.(1)	5,000	434
Filinvest Land, Inc.	41,000	470
First Gen Corp.	22,300	7,590
Ginebra San Miguel, Inc.	1,300	3,794
Global Ferronickel Holdings, Inc.	171,000	7,997
Globe Telecom, Inc.	1,865	59,338
GT Capital Holdings, Inc.	8,670	87,620
Integrated Micro-Electronics, Inc.(1)	6,600	478
International Container Terminal Services, Inc.	32,070	117,214
JG Summit Holdings, Inc.	121,203	78,169
Jollibee Foods Corp.	32,680	136,718
46

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Manila Electric Co.	8,850	$53,749
Manila Water Co., Inc.	32,900	10,270
Max's Group, Inc.	4,100	319
Megaworld Corp.	712,000	25,018
Metro Pacific Investments Corp.	1,331,000	118,649
Metropolitan Bank & Trust Co.	222,900	217,226
Monde Nissin Corp.	76,200	9,685
Nickel Asia Corp.	273,100	24,823
Petron Corp.	75,000	4,637
PLDT, Inc., ADR(2)	4,443	90,682
Puregold Price Club, Inc.	65,600	32,327
Robinsons Land Corp.	91,300	23,559
Robinsons Retail Holdings, Inc.	34,190	29,859
Security Bank Corp.	57,680	81,987
Semirara Mining & Power Corp.	89,900	50,800
Shell Pilipinas Corp.(1)	1,600	395
SM Investments Corp.	4,195	61,667
SM Prime Holdings, Inc.	134,900	69,560
Universal Robina Corp.	11,590	22,876
Vista Land & Lifescapes, Inc.	62,800	1,763
Wilcon Depot, Inc.	81,300	31,863
		2,354,377
Poland — 1.0%
Alior Bank SA(1)	13,298	180,790
Allegro.eu SA(1)	9,307	74,442
AmRest Holdings SE(1)	2,830	18,816
Asseco Poland SA	1,398	24,834
Bank Millennium SA(1)	82,872	121,993
Bank Polska Kasa Opieki SA	10,917	285,000
Budimex SA	879	95,631
CCC SA(1)	9,459	102,101
CD Projekt SA	1,805	64,427
Cyfrowy Polsat SA	4,067	13,365
Dino Polska SA(1)	1,614	148,006
Eurocash SA	2,586	9,997
Grenevia SA(1)	6,958	6,060
Grupa Azoty SA(1)	5,389	32,830
Jastrzebska Spolka Weglowa SA(1)	7,794	68,269
KGHM Polska Miedz SA	6,983	192,559
KRUK SA(1)	1,759	170,456
LiveChat Software SA	2,426	78,610
LPP SA	13	43,734
Lubelski Wegiel Bogdanka SA	109	920
mBank SA(1)	275	28,561
Mercator Medical SA(1)	146	1,444
Neuca SA	24	4,232
Orange Polska SA	90,449	156,878
ORLEN SA	22,004	335,932
Pepco Group NV(1)	12,179	95,412
PGE Polska Grupa Energetyczna SA(1)	20,198	41,460
47

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
PKP Cargo SA(1)	196	$714
Powszechna Kasa Oszczednosci Bank Polski SA(1)	17,958	162,175
Powszechny Zaklad Ubezpieczen SA	14,313	143,343
Santander Bank Polska SA(1)	789	70,985
Tauron Polska Energia SA(1)	95,228	98,686
TEN Square Games SA(2)	170	3,376
Warsaw Stock Exchange	783	6,968
XTB SA	8,988	72,134
		2,955,140
Russia(3)†
Gazprom PJSC(1)	309,544	1
Globaltrans Investment PLC, GDR(1)	19,562	2
LUKOIL PJSC	14,461	—
Magnit PJSC	1,613	—
Magnit PJSC, GDR(1)	3	—
Mechel PJSC(1)	7,372	—
MMC Norilsk Nickel PJSC(1)	849	—
MMC Norilsk Nickel PJSC, ADR(1)	3	—
Mobile TeleSystems PJSC, ADR(1)	11,495	1
Novatek PJSC	8,700	—
Novolipetsk Steel PJSC(1)	60,580	—
O'Key Group SA, GDR(1)	1,578	—
PhosAgro PJSC	2,275	—
PhosAgro PJSC, GDR(1)	2	—
PhosAgro PJSC (London)(1)	44	—
Ros Agro PLC, GDR(1)	3,053	—
Rosneft Oil Co. PJSC	36,427	—
Severstal PAO, GDR(1)	6,837	1
Tatneft PJSC	61,368	—
VK Co. Ltd., GDR(1)	87	—
VTB Bank PJSC(1)	386,396,000	403
X5 Retail Group NV, GDR(1)	2,570	—
		408
Singapore†
Super Hi International Holding Ltd.(1)	7,200	12,500
South Africa — 3.3%
Absa Group Ltd.	43,967	423,909
Adcock Ingram Holdings Ltd.	305	891
Advtech Ltd.	12,737	13,851
AECI Ltd.(2)	8,701	49,672
African Rainbow Minerals Ltd.	10,125	95,617
Afrimat Ltd.	756	2,240
Alexander Forbes Group Holdings Ltd.	4,775	1,471
Anglo American Platinum Ltd.	1,400	48,824
AngloGold Ashanti Ltd., ADR	12,830	218,110
Aspen Pharmacare Holdings Ltd.	26,280	239,771
Astral Foods Ltd.	7,442	67,373
Aveng Ltd.(1)	7,715	3,334
AVI Ltd.	15,176	58,065
Balwin Properties Ltd.	4,197	540
48

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Barloworld Ltd.	24,004	$107,666
Bid Corp. Ltd.	8,305	186,477
Bidvest Group Ltd.	8,951	135,049
Blue Label Telecoms Ltd.(1)	5,048	844
Brait PLC(1)	4,194	615
Capitec Bank Holdings Ltd.	2,506	210,172
Cashbuild Ltd.(2)	488	4,727
City Lodge Hotels Ltd.	2,646	664
Clicks Group Ltd.	9,263	134,107
Coronation Fund Managers Ltd.	24,694	41,790
Curro Holdings Ltd.	45,943	24,269
Dis-Chem Pharmacies Ltd.	25,081	31,670
Discovery Ltd.(1)	14,687	113,990
DRDGOLD Ltd.	20,138	20,252
EOH Holdings Ltd.(1)	1,194	101
Exxaro Resources Ltd.	13,410	118,681
Famous Brands Ltd.	293	935
FirstRand Ltd.	141,744	550,734
Fortress Real Estate Investments Ltd., A Shares(1)	31,473	22,083
Foschini Group Ltd.(2)	26,188	144,539
Gold Fields Ltd., ADR	42,660	538,796
Grindrod Ltd.	68,214	38,440
Harmony Gold Mining Co. Ltd., ADR	29,025	119,583
Impala Platinum Holdings Ltd.	61,207	315,101
Investec Ltd.	18,763	110,075
KAL Group Ltd.	177	350
KAP Ltd.	178,079	23,411
Kumba Iron Ore Ltd.	3,565	78,067
Lewis Group Ltd.	508	1,001
Life Healthcare Group Holdings Ltd.	96,456	109,282
Metair Investments Ltd.(1)	1,914	1,877
MiX Telematics Ltd., ADR	83	569
Momentum Metropolitan Holdings	222,391	236,658
Motus Holdings Ltd.	6,328	33,981
Mpact Ltd.	965	1,495
Mr Price Group Ltd.	10,130	70,898
MTN Group Ltd.	75,745	481,674
MultiChoice Group	21,390	88,873
Murray & Roberts Holdings Ltd.(1)(2)	1,453	45
Naspers Ltd., N Shares	2,350	398,875
Nedbank Group Ltd.	29,954	342,872
NEPI Rockcastle NV	37,819	225,777
Netcare Ltd.	121,001	84,808
Ninety One Ltd.	15,489	32,758
Northam Platinum Holdings Ltd.(1)	19,438	128,533
Oceana Group Ltd.	464	1,700
Old Mutual Ltd.	507,840	340,120
Omnia Holdings Ltd.	22,312	64,203
OUTsurance Group Ltd.	29,799	63,197
Pepkor Holdings Ltd.	20,522	17,699
49

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Pick n Pay Stores Ltd.(2)	27,885	$51,484
PPC Ltd.(1)	125,428	17,207
Raubex Group Ltd.	2,320	3,176
Reinet Investments SCA	11,800	253,755
Remgro Ltd.	31,820	266,868
Reunert Ltd.	3,156	10,023
RFG Holdings Ltd.	1,040	592
RMB Holdings Ltd.	8,812	224
Sanlam Ltd.	56,157	201,883
Santam Ltd.	2,838	44,682
Sappi Ltd.(2)	75,826	160,738
Sasol Ltd., ADR(2)	26,634	343,312
Shoprite Holdings Ltd.	14,624	204,096
Sibanye Stillwater Ltd., ADR(2)	53,939	326,331
Southern Sun Ltd.(1)	3,866	946
Standard Bank Group Ltd.	41,521	423,925
Sun International Ltd.	488	953
Telkom SA SOC Ltd.(1)	51,035	73,290
Thungela Resources Ltd.	25,484	201,764
Transaction Capital Ltd.	9,016	3,076
Trencor Ltd.(1)	1,689	613
Truworths International Ltd.	40,844	156,752
Tsogo Sun Ltd.	3,616	2,364
Vodacom Group Ltd.	17,179	97,987
Wilson Bayly Holmes-Ovcon Ltd.(1)	1,556	9,396
Woolworths Holdings Ltd.	53,338	209,619
Zeda Ltd.(1)	24,857	15,634
Zeder Investments Ltd.(2)	8,750	794
		10,105,235
South Korea — 14.3%
Advanced Process Systems Corp.	1,624	22,414
Aekyung Industrial Co. Ltd.	349	5,370
AfreecaTV Co. Ltd.	879	54,241
Agabang&Company(1)	2,113	5,366
Ahnlab, Inc.	230	11,280
Alteogen, Inc.(1)	216	7,383
Amorepacific Corp.	893	90,318
AMOREPACIFIC Group	1,483	37,688
Ananti, Inc.(1)	6,338	39,175
Aprogen Biologics(1)	1,383	502
Aprogen, Inc.(1)	145	213
Asiana Airlines, Inc.(1)	3,845	32,245
BGF Co. Ltd.	616	1,688
BGF retail Co. Ltd.	779	92,110
BH Co. Ltd.	3,372	61,365
Binggrae Co. Ltd.	616	25,966
BNK Financial Group, Inc.	40,900	210,838
Boditech Med, Inc.	953	14,283
Boryung	2,557	18,147
Bukwang Pharmaceutical Co. Ltd.(1)	513	2,618
50

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Byucksan Corp.	2,612	$7,127
Caregen Co. Ltd.	845	26,565
Cellid Co. Ltd.(1)	65	285
Celltrion Healthcare Co. Ltd.	1,398	68,405
Celltrion Pharm, Inc.(1)	264	13,718
Celltrion, Inc.	2,025	220,373
Chabiotech Co. Ltd.(1)	2,331	30,996
Cheil Worldwide, Inc.	4,386	62,522
Chong Kun Dang Pharmaceutical Corp.	828	54,395
Chongkundang Holdings Corp.	42	1,735
Chunbo Co. Ltd.	75	8,527
CJ CGV Co. Ltd.(1)	2,045	12,143
CJ CheilJedang Corp.	437	98,751
CJ Corp.	1,535	81,558
CJ ENM Co. Ltd.(1)	1,590	69,959
CJ Logistics Corp.	966	57,616
Classys, Inc.	1,624	47,542
CMG Pharmaceutical Co. Ltd.(1)	803	1,482
Com2uSCorp	114	4,083
Cosmax, Inc.(1)	1,131	131,184
CosmoAM&T Co. Ltd.(1)	253	30,117
COSON Co. Ltd.(1)	1,078	—
Coupang, Inc.(1)	9,203	174,673
Coway Co. Ltd.	6,177	201,698
COWELL FASHION Co. Ltd.	866	4,698
CrystalGenomics, Inc.(1)	1,166	3,039
CS Wind Corp.	558	26,772
Cuckoo Homesys Co. Ltd.	704	12,083
Daea TI Co. Ltd.(1)	824	1,967
Daeduck Electronics Co. Ltd.	4,805	104,805
Daesang Corp.	1,157	15,685
Daewon Pharmaceutical Co. Ltd.	395	5,142
Daewoo Engineering & Construction Co. Ltd.(1)	26,080	90,640
Daewoong Co. Ltd.	705	7,596
Daewoong Pharmaceutical Co. Ltd.	323	25,467
Daishin Securities Co. Ltd.	4,161	45,314
Daol Investment & Securities Co. Ltd.	5,885	17,994
Daou Data Corp.	2,016	22,632
Daou Technology, Inc.	2,270	31,869
Dawonsys Co. Ltd.(1)	62	684
DB Financial Investment Co. Ltd.	1,678	5,164
DB HiTek Co. Ltd.	5,137	207,491
DB Insurance Co. Ltd.	5,455	336,887
Dentium Co. Ltd.	478	44,596
Devsisters Co. Ltd.(1)	99	3,448
DGB Financial Group, Inc.	25,554	144,858
DIO Corp.(1)	562	12,581
DL E&C Co. Ltd.	5,052	118,319
DL Holdings Co. Ltd.	1,379	39,815
Dong-A Socio Holdings Co. Ltd.	122	8,989
51

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Dong-A ST Co. Ltd.	227	$10,570
Dongjin Semichem Co. Ltd.	2,768	71,257
DongKook Pharmaceutical Co. Ltd.	415	4,419
Dongkuk CM Co. Ltd.(1)	3,531	21,772
Dongkuk Holdings Co. Ltd.	1,881	16,979
Dongkuk Steel Mill Co. Ltd.(1)	5,859	43,973
Dongsuh Cos., Inc.	1,309	17,716
Dongwha Enterprise Co. Ltd.(1)	82	2,217
Dongwha Pharm Co. Ltd.	1,215	9,172
Dongwon Development Co. Ltd.	641	1,672
Dongwon F&B Co. Ltd.	465	10,552
Dongwon Industries Co. Ltd.	950	25,158
Dongwon Systems Corp.	217	5,716
Doosan Bobcat, Inc.	917	37,263
Doosan Enerbility Co. Ltd.(1)	8,853	121,845
Doosan Fuel Cell Co. Ltd.(1)	603	11,271
Doosan Tesna, Inc.	1,960	72,280
DoubleUGames Co. Ltd.	843	27,214
Douzone Bizon Co. Ltd.	1,500	38,430
Dreamtech Co. Ltd.	2,473	23,452
Duk San Neolux Co. Ltd.(1)	569	18,369
Echo Marketing, Inc.	366	2,836
Ecopro BM Co. Ltd.	496	121,465
Ecopro Co. Ltd.	324	307,369
Ecopro HN Co. Ltd.	136	9,539
E-MART, Inc.	1,032	57,551
ENF Technology Co. Ltd.	240	3,851
Eo Technics Co. Ltd.	446	57,035
Eoflow Co. Ltd.(1)	486	9,725
Eugene Corp.	3,001	8,086
Eugene Investment & Securities Co. Ltd.	4,439	14,109
Eugene Technology Co. Ltd.	502	13,037
F&F Co. Ltd.	900	70,035
F&F Holdings Co. Ltd.	27	350
Fila Holdings Corp.	3,645	104,368
Fine Semitech Corp.	363	5,847
Foosung Co. Ltd.	1,807	15,964
GemVax & Kael Co. Ltd.(1)	680	6,810
Genexine, Inc.(1)	105	798
Giantstep, Inc.(1)	170	1,602
GOLFZON Co. Ltd.	448	30,972
Gradiant Corp.	604	6,470
Grand Korea Leisure Co. Ltd.(1)	242	2,959
Green Cross Corp.	210	18,351
Green Cross Holdings Corp.	435	4,597
GS Engineering & Construction Corp.	6,709	73,647
GS Holdings Corp.	6,733	191,102
GS Retail Co. Ltd.	6,341	113,390
HAESUNG DS Co. Ltd.	1,458	75,504
Hana Financial Group, Inc.	25,172	752,205
52

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Hana Materials, Inc.	919	$30,794
Hana Micron, Inc.	5,772	92,534
Hanall Biopharma Co. Ltd.(1)	410	7,357
Handsome Co. Ltd.	2,251	32,287
Hanil Cement Co. Ltd.	730	6,966
Hanjin Kal Corp.	187	6,279
Hanjin Transportation Co. Ltd.	337	5,413
Hankook Shell Oil Co. Ltd.	40	6,853
Hankook Tire & Technology Co. Ltd.	5,407	158,269
Hanmi Pharm Co. Ltd.	385	85,739
Hanmi Semiconductor Co. Ltd.	4,018	181,300
Hanon Systems	8,178	56,307
Hansae Co. Ltd.	3,078	45,407
Hansol Chemical Co. Ltd.	375	45,738
Hansol Paper Co. Ltd.	1,067	8,526
Hansol Technics Co. Ltd.	1,045	5,127
Hanssem Co. Ltd.	837	37,450
Hanwha Aerospace Co. Ltd.	4,407	379,659
Hanwha Corp.	3,440	65,019
Hanwha Corp., Preference Shares	729	7,605
Hanwha Galleria Corp.(1)	4,395	4,389
Hanwha General Insurance Co. Ltd.(1)	2,607	8,257
Hanwha Investment & Securities Co. Ltd.(1)	10,391	19,660
Hanwha Life Insurance Co. Ltd.(1)	50,857	96,657
Hanwha Ocean Co. Ltd.(1)	1,178	34,153
Hanwha Solutions Corp.(1)	3,897	107,264
Hanwha Systems Co. Ltd.	2,295	23,286
Harim Holdings Co. Ltd.	7,758	42,457
HD Hyundai Co. Ltd.	6,768	302,333
HD Hyundai Construction Equipment Co. Ltd.	1,275	68,560
HD Hyundai Electric Co. Ltd.	3,851	204,817
HD Hyundai Heavy Industries Co. Ltd.(1)	1,149	113,539
HD Hyundai Infracore Co. Ltd.	9,544	75,855
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	2,976	278,283
HDC Holdings Co. Ltd.	1,750	8,228
HDC Hyundai Development Co-Engineering & Construction, E Shares	3,589	27,989
Hite Jinro Co. Ltd.	2,211	32,439
HJ Shipbuilding & Construction Co. Ltd.(1)	2,594	7,486
HK inno N Corp.	227	6,347
HL Holdings Corp.	590	16,015
HL Mando Co. Ltd.	3,061	96,903
HLB Global Co. Ltd.(1)	807	2,379
HLB, Inc.(1)	1,636	35,663
HMM Co. Ltd.	25,856	325,495
Hotel Shilla Co. Ltd.	1,180	78,605
HPSP Co. Ltd.	1,448	35,732
HS Industries Co. Ltd.	1,315	3,569
Hugel, Inc.(1)	170	14,418
Humasis Co. Ltd.(1)	24,352	46,274
Humax Co. Ltd.(1)	1,601	4,240
53

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Humedix Co. Ltd.	254	$7,769
Huons Co. Ltd.	129	4,596
Huons Global Co. Ltd.	141	2,661
Hwaseung Enterprise Co. Ltd.	315	1,821
HYBE Co. Ltd.(1)	599	114,374
Hyosung Advanced Materials Corp.	425	145,066
Hyosung Chemical Corp.(1)	216	17,214
Hyosung Corp.	369	17,686
Hyosung Heavy Industries Corp.(1)	224	33,927
Hyosung TNC Corp.	448	111,996
Hyundai Autoever Corp.	426	56,552
Hyundai Corp.	337	5,073
Hyundai Department Store Co. Ltd.	1,484	77,849
Hyundai Elevator Co. Ltd.	1,982	67,443
Hyundai Engineering & Construction Co. Ltd.	6,782	181,907
Hyundai Futurenet Co. Ltd.	2,521	5,974
Hyundai GF Holdings	2,772	7,695
Hyundai Glovis Co. Ltd.	1,796	234,183
Hyundai Green Food(1)	1,472	14,004
Hyundai Home Shopping Network Corp.	644	21,246
Hyundai Livart Furniture Co. Ltd.(1)	429	2,628
Hyundai Marine & Fire Insurance Co. Ltd.	8,078	184,706
Hyundai Mipo Dockyard Co. Ltd.(1)	876	60,218
Hyundai Mobis Co. Ltd.	2,110	368,374
Hyundai Motor Co.	8,448	1,207,086
Hyundai Rotem Co. Ltd.(1)	4,229	98,282
Hyundai Steel Co.	8,959	244,978
Hyundai Wia Corp.	1,490	64,840
ICD Co. Ltd.	2,133	14,575
Iljin Diamond Co. Ltd.	93	1,096
Ilyang Pharmaceutical Co. Ltd.	2,125	25,735
iMarketKorea, Inc.	2,108	14,742
Industrial Bank of Korea	33,570	273,098
Innocean Worldwide, Inc.	782	24,040
Innox Advanced Materials Co. Ltd.	1,573	45,193
Inscobee, Inc.(1)	756	727
Insun ENT Co. Ltd.(1)	1,650	10,499
Interflex Co. Ltd.(1)	276	2,169
INTOPS Co. Ltd.	2,663	59,464
iNtRON Biotechnology, Inc.(1)	2,914	23,373
IS Dongseo Co. Ltd.(1)	2,292	54,987
ISC Co. Ltd.	1,034	77,979
i-SENS, Inc.	544	13,655
JB Financial Group Co. Ltd.	18,632	136,736
Jeil Pharmaceutical Co. Ltd.	24	312
Jeju Air Co. Ltd.(1)	273	2,673
Jin Air Co. Ltd.(1)	624	6,181
Jusung Engineering Co. Ltd.	6,544	135,325
JW Holdings Corp.	410	1,328
JW Pharmaceutical Corp.	2,448	85,209
54

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
JYP Entertainment Corp.	1,575	$133,576
Kakao Corp.	6,164	223,704
Kakao Games Corp.(1)	699	15,016
KakaoBank Corp.	2,861	56,910
Kakaopay Corp.(1)	535	18,257
Kangwon Land, Inc.	4,323	50,685
KB Financial Group, Inc., ADR	23,380	943,851
KC Co. Ltd.	435	5,773
KC Tech Co. Ltd.	493	8,139
KCC Corp.	306	50,513
KCC Glass Corp.	1,172	37,091
KEPCO Engineering & Construction Co., Inc.	229	11,456
KEPCO Plant Service & Engineering Co. Ltd.	1,281	32,488
KG Dongbusteel	2,973	18,663
KG Eco Technology Service Co. Ltd.	2,450	28,682
Kginicis Co. Ltd.	1,731	14,462
KH Feelux Co. Ltd.(1)	8,049	2,692
KH Vatec Co. Ltd.	1,906	21,654
Kia Corp.	17,210	1,043,167
KISCO Corp.	1,358	6,088
KIWOOM Securities Co. Ltd.	2,424	189,183
KMW Co. Ltd.(1)	276	2,326
Koentec Co. Ltd.	632	3,384
Koh Young Technology, Inc.	2,505	24,595
Kolmar BNH Co. Ltd.	169	2,362
Kolmar Korea Co. Ltd.	104	4,542
Kolmar Korea Holdings Co. Ltd.	244	2,853
Kolon Industries, Inc.	1,544	59,256
KoMiCo Ltd.	1,114	45,540
Komipharm International Co. Ltd.(1)	203	835
KONA I Co. Ltd.(1)	716	8,982
Korea Aerospace Industries Ltd.	4,485	171,298
Korea Circuit Co. Ltd.(1)	1,642	20,687
Korea Electric Power Corp., ADR(1)(2)	20,470	136,944
Korea Electric Terminal Co. Ltd.	609	24,501
Korea Gas Corp.(1)	430	8,156
Korea Investment Holdings Co. Ltd.	5,005	196,604
Korea Line Corp.(1)	28,143	38,200
Korea Petrochemical Ind Co. Ltd.	318	30,912
Korea Real Estate Investment & Trust Co. Ltd.	3,951	3,707
Korea United Pharm, Inc.	247	5,085
Korea Zinc Co. Ltd.	300	119,446
Korean Air Lines Co. Ltd.	18,012	310,184
Korean Reinsurance Co.	11,658	69,846
Krafton, Inc.(1)	689	80,668
KT Skylife Co. Ltd.	1,686	8,097
Kum Yang Co. Ltd.(1)	2,158	210,141
Kumho Petrochemical Co. Ltd.	2,434	229,492
Kumho Tire Co., Inc.(1)	3,469	12,965
Kwang Dong Pharmaceutical Co. Ltd.	671	3,247
55

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Kyobo Securities Co. Ltd.	138	$524
Kyung Dong Navien Co. Ltd.	141	5,593
L&C Bio Co. Ltd.	334	9,207
L&F Co. Ltd.	434	70,415
LB Semicon, Inc.(1)	1,686	8,912
LEENO Industrial, Inc.	638	80,992
LF Corp.	3,890	42,880
LG Chem Ltd.	1,072	472,010
LG Corp.	3,818	236,862
LG Display Co. Ltd., ADR(1)(2)	60,679	304,609
LG Electronics, Inc.	8,048	598,944
LG Energy Solution Ltd.(1)	557	228,931
LG H&H Co. Ltd.	319	111,942
LG HelloVision Co. Ltd.	1,238	3,729
LG Innotek Co. Ltd.	1,145	233,437
LG Uplus Corp.	25,359	200,354
LIG Nex1 Co. Ltd.	1,456	93,246
Lock&Lock Co. Ltd.	304	1,345
Lotte Chemical Corp.	971	100,212
Lotte Chilsung Beverage Co. Ltd.	512	50,281
Lotte Corp.	231	4,356
Lotte Data Communication Co.	464	9,435
Lotte Energy Materials Corp.	319	11,736
LOTTE Fine Chemical Co. Ltd.	1,867	85,228
LOTTE Himart Co. Ltd.	116	868
Lotte Rental Co. Ltd.	1,895	39,759
Lotte Shopping Co. Ltd.	1,215	65,213
Lotte Wellfood Co. Ltd.	165	13,898
LS Corp.	813	65,781
LS Electric Co. Ltd.	817	61,600
LVMC Holdings(1)	14,008	27,365
LX Hausys Ltd.	634	24,523
LX Holdings Corp.	3,787	23,225
LX INTERNATIONAL Corp.	5,626	128,998
LX Semicon Co. Ltd.	992	66,741
Maeil Dairies Co. Ltd.	252	8,497
Mcnex Co. Ltd.	2,204	48,458
MegaStudyEdu Co. Ltd.	837	32,584
Meritz Financial Group, Inc.	11,640	481,026
Mirae Asset Life Insurance Co. Ltd.(1)	2,237	6,775
Mirae Asset Securities Co. Ltd.	26,938	135,586
Miwon Commercial Co. Ltd.	26	3,265
Myoung Shin Industrial Co. Ltd.(1)	2,973	47,950
Namhae Chemical Corp.	960	5,580
Namsun Aluminum Co. Ltd.(1)	4,341	8,382
NAVER Corp.	2,003	324,230
NCSoft Corp.	712	135,272
Neowiz(1)	1,144	30,474
NEPES Corp.(1)	2,001	26,743
Netmarble Corp.(1)	564	18,261
56

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Nexen Tire Corp.	3,291	$19,825
NEXTIN, Inc.	591	36,382
NH Investment & Securities Co. Ltd.	14,115	109,901
NHN Corp.(1)	938	18,433
NHN KCP Corp.	1,223	8,403
NICE Holdings Co. Ltd.	1,626	17,264
NICE Information Service Co. Ltd.	1,931	14,303
NongShim Co. Ltd.	253	87,687
OCI Co. Ltd.(1)	290	27,919
OCI Holdings Co. Ltd.	641	44,582
OptoElectronics Solutions Co. Ltd.	81	882
Orion Corp./Republic of Korea	1,920	176,827
Orion Holdings Corp.	2,268	26,096
Ottogi Corp.	144	40,068
Pan Ocean Co. Ltd.	39,882	134,423
Paradise Co. Ltd.(1)	1,512	19,254
Park Systems Corp.	268	36,443
Partron Co. Ltd.	7,816	47,916
Pearl Abyss Corp.(1)	642	23,423
PharmaResearch Co. Ltd.	525	57,476
Poongsan Corp.	3,199	85,341
Posco DX Co. Ltd.	5,814	246,300
POSCO Future M Co. Ltd.	507	172,078
POSCO Holdings, Inc., ADR(2)	13,575	1,489,992
Posco International Corp.	6,485	388,312
PSK, Inc.	3,362	47,582
Pulmuone Co. Ltd.	627	5,375
S&S Tech Corp.	452	16,169
S-1 Corp.	691	29,154
Samchully Co. Ltd.	65	5,385
Samjin Pharmaceutical Co. Ltd.	249	4,212
Samsung Biologics Co. Ltd.(1)	357	198,892
Samsung C&T Corp.	2,826	223,588
Samsung Card Co. Ltd.	448	10,146
Samsung Electro-Mechanics Co. Ltd.	3,411	348,819
Samsung Electronics Co. Ltd., GDR	5,931	7,475,354
Samsung Engineering Co. Ltd.(1)	17,452	448,320
Samsung Fire & Marine Insurance Co. Ltd.	3,145	585,853
Samsung Heavy Industries Co. Ltd.(1)	41,565	276,782
Samsung Life Insurance Co. Ltd.	4,435	226,677
Samsung Pharmaceutical Co. Ltd.(1)	723	1,576
Samsung SDI Co. Ltd.	1,541	714,718
Samsung SDS Co. Ltd.	1,383	148,422
Samsung Securities Co. Ltd.	6,127	172,928
Samwha Capacitor Co. Ltd.	200	6,006
Samyang Corp.	176	6,097
Samyang Holdings Corp.	195	10,292
Sangsangin Co. Ltd.(1)	4,184	14,567
SD Biosensor, Inc.	3,414	32,289
Seah Besteel Holdings Corp.	911	16,246
57

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
SeAH Steel Corp.	339	$35,692
SeAH Steel Holdings Corp.	160	22,479
Sebang Global Battery Co. Ltd.	659	29,834
Seegene, Inc.	4,156	69,693
Seobu T&D	1,836	13,660
Seojin System Co. Ltd.(1)	1,030	12,526
Seoul Semiconductor Co. Ltd.	5,788	51,645
Seoul Viosys Co. Ltd.(1)	377	1,283
SFA Engineering Corp.	912	22,917
SFA Semicon Co. Ltd.(1)	2,124	8,016
Shin Poong Pharmaceutical Co. Ltd.(1)	78	1,064
Shinhan Financial Group Co. Ltd., ADR	30,864	830,242
Shinsegae International, Inc.	1,719	24,534
Shinsegae, Inc.	780	119,626
Shinsung E&G Co. Ltd.(1)	2,421	5,398
Shinyoung Securities Co. Ltd.	132	5,622
SIMMTECH Co. Ltd.	2,906	79,502
SK Biopharmaceuticals Co. Ltd.(1)	1,017	65,851
SK Bioscience Co. Ltd.(1)	543	30,183
SK Chemicals Co. Ltd.	1,075	51,097
SK D&D Co. Ltd.	398	6,501
SK Discovery Co. Ltd.	345	10,930
SK Gas Ltd.	126	11,997
SK Hynix, Inc.	22,085	2,030,719
SK IE Technology Co. Ltd.(1)	232	15,819
SK Innovation Co. Ltd.(1)	2,376	318,695
SK Networks Co. Ltd.	27,148	147,992
SK Securities Co. Ltd.	31,975	15,689
SK, Inc.	1,240	135,396
SKC Co. Ltd.	731	50,516
SL Corp.	1,283	34,694
SM Entertainment Co. Ltd.	586	60,897
SNT Motiv Co. Ltd.	1,155	42,741
S-Oil Corp.	3,158	174,429
Songwon Industrial Co. Ltd.	1,219	17,954
Soulbrain Co. Ltd.	232	39,877
Soulbrain Holdings Co. Ltd.	101	2,984
SPC Samlip Co. Ltd.	100	5,196
STIC Investments, Inc.	700	4,036
Studio Dragon Corp.(1)	636	24,807
Suheung Co. Ltd.	280	6,355
Sun Kwang Co. Ltd.	157	2,303
Sungwoo Hitech Co. Ltd.	5,203	39,736
Taeyoung Engineering & Construction Co. Ltd.	1,144	3,343
Taihan Electric Wire Co. Ltd.(1)	1,498	14,943
TES Co. Ltd.	1,403	20,832
TK Corp.	771	11,974
TKG Huchems Co. Ltd.	1,424	23,839
Tokai Carbon Korea Co. Ltd.	493	34,184
Tongyang Life Insurance Co. Ltd.(1)	4,796	16,016
58

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Tongyang, Inc.	3,527	$2,754
Toptec Co. Ltd.	247	1,546
TSE Co. Ltd.	162	5,154
Tway Air Co. Ltd.(1)	9,711	19,550
TY Holdings Co. Ltd.	1,322	6,952
Unid Btplus Co. Ltd.(1)	605	4,131
Unid Co. Ltd.	385	16,906
UniTest, Inc.(1)	329	3,455
Value Added Technology Co. Ltd.	1,055	27,363
Vieworks Co. Ltd.	344	7,993
Webzen, Inc.	493	5,298
Wemade Co. Ltd.	1,676	45,673
Winix, Inc.	383	2,801
WiSoL Co. Ltd.	935	4,397
Wonik Holdings Co. Ltd.(1)	908	2,257
WONIK IPS Co. Ltd.	1,371	31,932
Wonik Materials Co. Ltd.	174	3,424
Wonik QnC Corp.	1,985	42,105
Woongjin Thinkbig Co. Ltd.	2,317	4,299
Woori Financial Group, Inc.	60,662	545,752
Woori Technology Investment Co. Ltd.(1)	6,780	17,937
YG Entertainment, Inc.	1,265	77,932
Youngone Corp.	1,635	66,358
Youngone Holdings Co. Ltd.	707	40,062
Yuanta Securities Korea Co. Ltd.	8,160	15,694
Yuhan Corp.	1,157	63,688
Zinus, Inc.	315	6,286
		43,679,310
Taiwan — 18.1%
Abico Avy Co. Ltd.	6,020	4,844
Ability Enterprise Co. Ltd.	22,000	16,040
AcBel Polytech, Inc.	31,195	45,343
Accton Technology Corp.	5,000	74,572
Acer, Inc.(2)	205,000	235,049
ACES Electronic Co. Ltd.	7,514	6,551
Acon Holding, Inc.(1)	30,465	9,646
Acter Group Corp. Ltd.	17,000	83,426
ADATA Technology Co. Ltd.	38,000	103,340
Advanced Analog Technology, Inc.	2,000	4,030
Advanced International Multitech Co. Ltd.	16,000	38,015
Advantech Co. Ltd.	6,708	72,187
AGV Products Corp.	14,000	5,575
Airmate Cayman International Co. Ltd.(1)	1,060	596
Airtac International Group	2,046	58,938
Alcor Micro Corp.	4,000	4,123
Alexander Marine Co. Ltd.	4,000	52,557
Allied Circuit Co. Ltd.	2,000	8,599
Allis Electric Co. Ltd.	2,384	3,778
Alltek Technology Corp.	8,013	8,724
Alltop Technology Co. Ltd.	3,500	18,803
59

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Alpha Networks, Inc.	26,773	$33,307
Altek Corp.	7,000	7,805
Amazing Microelectronic Corp.	12,282	41,930
Ampire Co. Ltd.	2,000	2,299
AMPOC Far-East Co. Ltd.	2,000	4,172
AmTRAN Technology Co. Ltd.	52,806	20,205
Anji Technology Co. Ltd.	5,099	6,864
Anpec Electronics Corp.	11,000	46,813
Apacer Technology, Inc.	1,000	1,684
APAQ Technology Co. Ltd.	3,000	6,106
APCB, Inc.	2,000	1,176
Apex International Co. Ltd.	14,000	25,060
Arcadyan Technology Corp.	12,000	55,916
Ardentec Corp.	75,000	146,803
Argosy Research, Inc.	4,155	17,692
ASE Technology Holding Co. Ltd., ADR	83,258	684,381
Asia Cement Corp.	167,000	209,191
Asia Optical Co., Inc.	29,000	58,025
Asia Pacific Telecom Co. Ltd.(1)	28,621	5,596
Asia Polymer Corp.	74,353	59,001
Asia Vital Components Co. Ltd.(2)	31,910	333,832
ASolid Technology Co. Ltd.	2,000	5,526
ASROCK, Inc.	2,000	14,620
Asustek Computer, Inc.	23,000	289,777
Aten International Co. Ltd.	2,000	5,137
Audix Corp.	1,000	1,819
AUO Corp.(1)	548,640	306,367
AURAS Technology Co. Ltd.	5,000	44,780
Avermedia Technologies	8,800	5,878
Bafang Yunji International Co. Ltd.	5,000	26,391
Bank of Kaohsiung Co. Ltd.(1)	53,368	20,933
Basso Industry Corp.	17,000	20,864
BES Engineering Corp.	164,000	51,740
Bin Chuan Enterprise Co. Ltd.	2,000	1,352
Bora Pharmaceuticals Co. Ltd.	4,287	96,246
Brighton-Best International Taiwan, Inc.	31,000	32,095
C Sun Manufacturing Ltd.	7,354	10,493
Capital Securities Corp.	136,000	63,119
Career Technology MFG. Co. Ltd.	52,020	37,024
Catcher Technology Co. Ltd.	60,000	339,477
Cathay Financial Holding Co. Ltd.	433,893	620,396
Cayman Engley Industrial Co. Ltd.	2,000	3,947
Central Reinsurance Co. Ltd.(1)	26,975	19,890
Chailease Holding Co. Ltd.	15,448	86,113
Chain Chon Industrial Co. Ltd.	41,000	17,290
ChainQui Construction Development Co. Ltd.(1)	2,200	1,011
Champion Building Materials Co. Ltd.(1)	22,500	6,555
Champion Microelectronic Corp.	4,000	10,154
Chang Hwa Commercial Bank Ltd.	288,266	156,441
Chang Wah Electromaterials, Inc.	4,000	3,820
60

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Chang Wah Technology Co. Ltd.	2,500	$2,735
Channel Well Technology Co. Ltd.	32,000	85,790
CHC Healthcare Group	9,000	15,221
Chen Full International Co. Ltd.	4,000	4,875
Cheng Loong Corp.	71,000	63,639
Cheng Mei Materials Technology Corp.(1)	40,789	15,366
Cheng Shin Rubber Industry Co. Ltd.	149,000	185,097
Cheng Uei Precision Industry Co. Ltd.	40,000	58,618
Chenming Electronic Technology Corp.(2)	42,000	58,219
Chia Chang Co. Ltd.	5,000	6,665
Chia Hsin Cement Corp.	2,040	1,202
Chicony Electronics Co. Ltd.	63,000	204,279
Chicony Power Technology Co. Ltd.	4,000	14,684
China Airlines Ltd.(2)	216,000	153,094
China Bills Finance Corp.	46,000	21,158
China Chemical & Pharmaceutical Co. Ltd.	29,000	21,069
China Development Financial Holding Corp.(1)	676,760	251,435
China Development Financial Holding Corp., Preference Shares(1)	80,081	17,045
China Electric Manufacturing Corp.	28,000	15,232
China General Plastics Corp.	26,805	20,303
China Man-Made Fiber Corp.(1)	82,000	20,502
China Metal Products	1,000	1,131
China Motor Corp.	29,000	81,765
China Petrochemical Development Corp.(1)	262,690	77,779
China Steel Chemical Corp.	8,000	27,468
China Steel Corp.	418,000	347,672
China Wire & Cable Co. Ltd.	22,000	25,541
Chinese Maritime Transport Ltd.	26,000	32,829
Ching Feng Home Fashions Co. Ltd.	1,000	552
Chin-Poon Industrial Co. Ltd.	44,000	54,197
Chipbond Technology Corp.	88,000	192,636
ChipMOS Technologies, Inc.	76,000	91,406
Chlitina Holding Ltd.	4,000	23,773
Chong Hong Construction Co. Ltd.	2,000	4,535
Chroma ATE, Inc.	19,000	166,209
Chun Yuan Steel Industry Co. Ltd.	32,000	17,465
Chung Hwa Pulp Corp.	19,000	13,921
Chung-Hsin Electric & Machinery Manufacturing Corp.	73,000	259,990
Chunghwa Precision Test Tech Co. Ltd.	4,000	64,103
Chunghwa Telecom Co. Ltd., ADR	6,160	224,409
Cleanaway Co. Ltd.	11,000	63,499
Clevo Co.	25,000	24,693
CMC Magnetics Corp.	163,280	63,951
Compal Electronics, Inc.	253,000	252,607
Compeq Manufacturing Co. Ltd.	125,000	177,396
Concord International Securities Co. Ltd.	14,055	9,318
Concord Securities Co. Ltd.(1)	40,028	17,816
Concraft Holding Co. Ltd.(1)	1,663	812
Continental Holdings Corp.	56,000	46,736
Contrel Technology Co. Ltd.	13,000	7,216
61

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Coremax Corp.	8,000	$18,483
Coretronic Corp.	30,000	74,315
Co-Tech Development Corp.	39,000	84,043
CTBC Financial Holding Co. Ltd.	749,000	559,820
CTCI Corp.	80,000	99,012
CviLux Corp.	4,000	4,804
CyberTAN Technology, Inc.(1)	25,000	17,409
DA CIN Construction Co. Ltd.	25,000	26,186
Da-Li Development Co. Ltd.	15,750	14,875
Darfon Electronics Corp.	12,000	16,404
Darwin Precisions Corp.	23,000	10,722
Daxin Materials Corp.	6,000	21,124
Delta Electronics, Inc.	31,000	335,014
Depo Auto Parts Ind Co. Ltd.	15,000	57,103
Dimerco Data System Corp.	12,000	39,171
Dimerco Express Corp.	18,102	43,570
DONPON PRECISION, Inc.	10,000	7,891
Dr Wu Skincare Co. Ltd.	3,000	12,466
Dyaco International, Inc.	1,000	1,010
Dynamic Holding Co. Ltd.	27,274	48,520
Dynapack International Technology Corp.	22,000	55,225
E Ink Holdings, Inc.	5,000	28,579
E.Sun Financial Holding Co. Ltd.	243,661	186,866
Eastern Media International Corp.(1)	8,088	5,138
Eclat Textile Co. Ltd.	1,000	15,932
eGalax_eMPIA Technology, Inc.	2,142	4,078
Egis Technology, Inc.	2,000	5,141
Elan Microelectronics Corp.	28,000	105,387
E-LIFE MALL Corp.	1,000	2,667
Elite Advanced Laser Corp.	8,000	10,433
Elite Material Co. Ltd.	31,000	423,451
Elite Semiconductor Microelectronics Technology, Inc.	18,000	41,993
Elitegroup Computer Systems Co. Ltd.	35,000	43,236
eMemory Technology, Inc.	2,000	113,300
Emerging Display Technologies Corp.	25,000	26,511
ENE Technology, Inc.	5,000	7,269
ENNOSTAR, Inc.(1)	83,325	118,676
Eson Precision Ind Co. Ltd.	18,000	36,979
Eternal Materials Co. Ltd.	17,100	15,585
Eva Airways Corp.	202,000	199,354
Evergreen International Storage & Transport Corp.	36,000	32,154
Evergreen Marine Corp. Taiwan Ltd.	48,800	162,969
EVERGREEN Steel Corp.	15,000	32,147
Everlight Chemical Industrial Corp.	26,000	15,703
Everlight Electronics Co. Ltd.	54,000	77,725
Excellence Opto, Inc.	2,000	1,844
Excelliance Mos Corp.	2,000	7,235
Excelsior Medical Co. Ltd.	21,630	60,584
Far Eastern Department Stores Ltd.	58,000	43,125
Far Eastern International Bank	280,497	101,595
62

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Far Eastern New Century Corp.	278,000	$245,404
Far EasTone Telecommunications Co. Ltd.	112,000	248,419
Faraday Technology Corp.(2)	14,000	150,812
Farglory F T Z Investment Holding Co. Ltd.	13,200	23,207
Farglory Land Development Co. Ltd.	27,000	47,102
Federal Corp.(1)	9,000	4,925
Feedback Technology Corp.	3,000	8,459
Feng Hsin Steel Co. Ltd.	12,000	25,370
Feng TAY Enterprise Co. Ltd.	1,344	7,073
Firich Enterprises Co. Ltd.	9,918	9,838
First Financial Holding Co. Ltd.	334,892	276,393
First Hi-Tec Enterprise Co. Ltd.	13,000	36,232
First Steamship Co. Ltd.(1)	79,350	21,029
FIT Holding Co. Ltd.	9,000	9,209
Fitipower Integrated Technology, Inc.	16,451	73,904
Fittech Co. Ltd.	5,000	10,352
FLEXium Interconnect, Inc.	48,000	136,756
Flytech Technology Co. Ltd.	11,000	23,209
FocalTech Systems Co. Ltd.	4,900	11,104
Forcecon Tech Co. Ltd.	3,559	15,134
Formosa Advanced Technologies Co. Ltd.	5,000	6,169
Formosa Chemicals & Fibre Corp.	71,000	138,175
Formosa International Hotels Corp.	4,000	28,233
Formosa Laboratories, Inc.	4,000	10,743
Formosa Optical Technology Co. Ltd.	1,000	2,581
Formosa Petrochemical Corp.	10,000	24,907
Formosa Plastics Corp.	106,000	264,620
Formosa Sumco Technology Corp.	2,000	9,016
Formosa Taffeta Co. Ltd.	87,000	69,641
Formosan Rubber Group, Inc.	13,000	8,871
Formosan Union Chemical	54,000	35,738
Founding Construction & Development Co. Ltd.	2,000	1,168
Foxconn Technology Co. Ltd.	68,000	118,668
Foxsemicon Integrated Technology, Inc.	11,000	62,855
Franbo Lines Corp.(2)	12,966	6,383
Froch Enterprise Co. Ltd.	33,000	19,096
FSP Technology, Inc.	5,000	7,985
Fu Hua Innovation Co. Ltd.	9,449	8,786
Fubon Financial Holding Co. Ltd.	252,082	502,692
Fulgent Sun International Holding Co. Ltd.	10,042	40,579
Full Wang International Development Co. Ltd.(1)	1,220	931
Fulltech Fiber Glass Corp.	14,707	6,133
Fusheng Precision Co. Ltd.	10,000	62,129
G Shank Enterprise Co. Ltd.	9,000	13,433
Gallant Precision Machining Co. Ltd.	7,000	7,041
Gamania Digital Entertainment Co. Ltd.(2)	27,000	57,384
GEM Services, Inc.	3,000	6,114
Gemtek Technology Corp.	45,000	52,651
General Interface Solution Holding Ltd.	40,000	77,656
Generalplus Technology, Inc.	4,000	6,304
63

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
GeneReach Biotechnology Corp.	5,500	$6,251
Genius Electronic Optical Co. Ltd.	11,000	131,985
Getac Holdings Corp.	43,000	94,754
Giant Manufacturing Co. Ltd.	6,217	38,163
Gigabyte Technology Co. Ltd.	29,000	308,922
Global Brands Manufacture Ltd.	49,200	87,550
Global Lighting Technologies, Inc.	5,000	8,118
Global Mixed Mode Technology, Inc.	8,000	58,264
Global PMX Co. Ltd.	4,000	16,862
Global Unichip Corp.	5,000	227,565
Globalwafers Co. Ltd.	18,000	258,500
Globe Union Industrial Corp.(1)	2,000	942
Gold Circuit Electronics Ltd.	26,100	175,587
Goldsun Building Materials Co. Ltd.	109,990	92,657
Gordon Auto Body Parts	33,000	22,732
Gourmet Master Co. Ltd.	14,000	49,591
Grand Fortune Securities Co. Ltd.	11,269	4,508
Grand Pacific Petrochemical	115,000	60,630
Grand Process Technology Corp.	3,000	49,890
Grape King Bio Ltd.	6,000	28,956
Great Tree Pharmacy Co. Ltd.	4,003	44,146
Great Wall Enterprise Co. Ltd.	17,304	29,634
Greatek Electronics, Inc.	33,000	59,994
Group Up Industrial Co. Ltd.	9,000	47,483
GTM Holdings Corp.	2,000	1,775
Hai Kwang Enterprise Corp.(1)	12,600	6,993
Hannstar Board Corp.	40,301	69,664
HannStar Display Corp.(1)	252,000	96,775
HannsTouch Holdings Co.(1)	53,000	16,380
Harmony Electronics Corp.	5,000	4,673
Harvatek Corp.	11,000	9,039
Heran Co. Ltd.	2,000	6,962
Highlight Tech Corp.	7,000	10,233
Highwealth Construction Corp.	1,210	1,632
Hi-Lai Foods Co. Ltd.(1)	4,000	18,255
HIM International Music, Inc.	8,000	24,884
Hiroca Holdings Ltd.	4,000	4,697
Hitron Technology, Inc.	45,000	54,349
Hiwin Technologies Corp.	18,675	119,913
Ho Tung Chemical Corp.	81,000	21,785
Hocheng Corp.	66,140	44,081
Holdings-Key Electric Wire & Cable Co. Ltd.	7,200	5,645
Holiday Entertainment Co. Ltd.	850	2,371
Holy Stone Enterprise Co. Ltd.	10,500	32,289
Hon Hai Precision Industry Co. Ltd.	331,000	1,105,124
Hong Pu Real Estate Development Co. Ltd.	2,000	1,601
Hong TAI Electric Industrial	19,000	15,103
Hong YI Fiber Industry Co.	2,000	1,048
Horizon Securities Co. Ltd.(1)	19,080	6,823
Hota Industrial Manufacturing Co. Ltd.	2,147	4,410
64

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Hotai Finance Co. Ltd.	19,800	$79,837
Hotai Motor Co. Ltd.	9,180	195,264
Hsing TA Cement Co.	2,000	1,135
HTC Corp.(1)	9,000	14,883
Hua Nan Financial Holdings Co. Ltd.	291,572	187,616
Huaku Development Co. Ltd.	28,000	78,680
Huang Hsiang Construction Corp.	14,000	17,214
Hung Ching Development & Construction Co. Ltd.	2,000	1,437
Hung Sheng Construction Ltd.	49,920	29,932
IBF Financial Holdings Co. Ltd.(1)	303,256	113,200
Ichia Technologies, Inc.(2)	45,000	66,204
I-Chiun Precision Industry Co. Ltd.	38,000	49,059
IEI Integration Corp.(2)	19,000	48,468
Infortrend Technology, Inc.	23,000	15,269
Innodisk Corp.	12,239	107,411
Innolux Corp.	691,505	313,239
Inpaq Technology Co. Ltd.	17,000	29,197
Integrated Service Technology, Inc.	14,000	45,820
International CSRC Investment Holdings Co.	89,000	56,308
International Games System Co. Ltd.	14,000	252,383
Inventec Corp.	123,000	216,683
Iron Force Industrial Co. Ltd.	8,000	22,050
I-Sheng Electric Wire & Cable Co. Ltd.	1,000	1,406
ITE Technology, Inc.	18,000	80,800
ITEQ Corp.	26,000	80,074
Jarllytec Co. Ltd.	3,000	8,917
Jess-Link Products Co. Ltd.	10,000	20,568
Jih Lin Technology Co. Ltd.	2,000	5,155
Jinan Acetate Chemical Co. Ltd.	6,531	191,088
Joinsoon Electronics Manufacturing Co. Ltd.	10,000	6,665
K Laser Technology, Inc.	2,000	1,472
Kaimei Electronic Corp.	20,400	40,853
KEE TAI Properties Co. Ltd.	42,000	18,918
Kenda Rubber Industrial Co. Ltd.	17,892	16,927
Kenmec Mechanical Engineering Co. Ltd.	27,000	68,403
Kerry TJ Logistics Co. Ltd.	23,000	27,462
Keystone Microtech Corp.	3,000	18,321
Kindom Development Co. Ltd.	45,400	46,199
King Polytechnic Engineering Co. Ltd.	22,660	33,355
King Yuan Electronics Co. Ltd.	143,000	343,820
King's Town Bank Co. Ltd.	77,000	89,253
Kinik Co.	12,000	48,738
Kinpo Electronics	53,000	26,716
Kinsus Interconnect Technology Corp.	17,000	56,397
KMC Kuei Meng International, Inc.	2,000	8,904
KNH Enterprise Co. Ltd.	4,000	2,320
KS Terminals, Inc.	8,000	18,396
Kung Long Batteries Industrial Co. Ltd.	2,000	8,348
Kung Sing Engineering Corp.(1)	4,400	1,080
Kuo Toong International Co. Ltd.	48,000	45,908
65

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Kuo Yang Construction Co. Ltd.(1)	4,545	$2,710
L&K Engineering Co. Ltd.	37,000	107,432
LandMark Optoelectronics Corp.	6,000	18,886
Lanner Electronics, Inc.(1)	3,000	9,957
Largan Precision Co. Ltd.	5,000	321,146
Leadtek Research, Inc.	1,400	1,569
Lealea Enterprise Co. Ltd.(1)	23,920	7,847
Lelon Electronics Corp.	12,000	21,741
Li Peng Enterprise Co. Ltd.(1)	34,000	8,105
Lian HWA Food Corp.	5,372	14,470
Lien Hwa Industrial Holdings Corp.	1,432	2,749
Lingsen Precision Industries Ltd.	32,000	19,122
Lite-On Technology Corp.	55,000	235,128
Long Da Construction & Development Corp.	2,000	1,409
Longchen Paper & Packaging Co. Ltd.	27,591	12,890
Longwell Co.	19,000	33,892
Lotes Co. Ltd.	4,142	111,937
Lucky Cement Corp.	9,000	4,248
Lumax International Corp. Ltd.	900	2,401
Lung Yen Life Service Corp.(1)	23,000	25,952
Macauto Industrial Co. Ltd.	2,000	4,602
Machvision, Inc.	2,000	12,563
Macroblock, Inc.	3,000	8,600
Macronix International Co. Ltd.	235,000	248,224
Marketech International Corp.	13,000	56,321
Materials Analysis Technology, Inc.	8,414	80,111
MediaTek, Inc.	26,000	573,390
Mega Financial Holding Co. Ltd.	173,577	195,347
Megaforce Co. Ltd.(1)	9,000	5,222
Meiloon Industrial Co.	1,600	995
Mercuries & Associates Holding Ltd.	10,504	4,415
Mercuries Life Insurance Co. Ltd.(1)	200,104	33,034
Merry Electronics Co. Ltd.	12,000	32,416
Micro-Star International Co. Ltd.	75,000	375,042
MIN AIK Technology Co. Ltd.	12,000	7,626
Mitac Holdings Corp.(2)	81,840	103,752
Mobiletron Electronics Co. Ltd.	1,000	1,705
momo.com, Inc.	1,716	27,989
MOSA Industrial Corp.	37,656	31,182
Mosel Vitelic, Inc.	18,000	20,374
MPI Corp.	12,000	74,039
MSSCORPS Co. Ltd.	6,000	33,431
Namchow Holdings Co. Ltd.	5,000	7,515
Nan Liu Enterprise Co. Ltd.	1,000	2,411
Nan Pao Resins Chemical Co. Ltd.	1,000	6,244
Nan Ren Lake Leisure Amusement Co. Ltd.(1)	2,000	760
Nan Ya Plastics Corp.	176,000	365,268
Nan Ya Printed Circuit Board Corp.	21,000	158,605
Nantex Industry Co. Ltd.	29,000	33,106
Nanya Technology Corp.	106,000	220,869
66

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Nichidenbo Corp.	22,000	$36,641
Nidec Chaun-Choung Technology Corp.	5,000	24,075
Nien Made Enterprise Co. Ltd.	12,000	112,466
Niko Semiconductor Co. Ltd.	4,640	7,014
Nishoku Technology, Inc.	2,000	5,695
Novatek Microelectronics Corp.	59,000	737,553
Nuvoton Technology Corp.	14,000	54,043
Nyquest Technology Co. Ltd.	2,000	3,753
O-Bank Co. Ltd.	102,000	30,393
Ocean Plastics Co. Ltd.(1)	9,000	9,715
Orient Semiconductor Electronics Ltd.	89,000	131,333
Oriental Union Chemical Corp.	36,000	22,868
O-TA Precision Industry Co. Ltd.(2)	10,000	28,537
Pacific Hospital Supply Co. Ltd.	3,000	7,663
PADAUK Technology Co. Ltd.	2,662	6,600
Pan Jit International, Inc.	16,000	32,140
Pan-International Industrial Corp.	21,000	24,665
Parade Technologies Ltd.	1,000	28,076
Pegatron Corp.	96,000	234,755
Pegavision Corp.	2,171	26,222
Phison Electronics Corp.	14,000	185,636
Phoenix Silicon International Corp.	20,319	35,780
Pixart Imaging, Inc.	17,000	67,952
Plotech Co. Ltd.(1)	1,800	952
Pou Chen Corp.	120,000	107,672
Power Wind Health Industry, Inc.	1,050	4,497
Powerchip Semiconductor Manufacturing Corp.	158,000	137,795
Powertech Technology, Inc.	88,000	274,861
Powertip Technology Corp.	14,000	8,037
Poya International Co. Ltd.	3,090	47,087
President Chain Store Corp.	16,000	134,169
President Securities Corp.	59,451	36,461
Primax Electronics Ltd.	50,000	103,841
Prince Housing & Development Corp.	60,000	19,769
Promate Electronic Co. Ltd.	9,000	12,456
Prosperity Dielectrics Co. Ltd.	3,000	4,444
P-Two Industries, Inc.	5,000	5,049
Qisda Corp.	59,000	82,783
Qualipoly Chemical Corp.	4,000	4,313
Quang Viet Enterprise Co. Ltd.	1,000	3,514
Quanta Computer, Inc.	111,000	879,869
Quanta Storage, Inc.	37,000	113,887
Radiant Opto-Electronics Corp.	68,000	254,847
Radium Life Tech Co. Ltd.(1)	21,000	5,882
Raydium Semiconductor Corp.	10,000	100,795
Realtek Semiconductor Corp.	24,000	313,640
Rechi Precision Co. Ltd.	12,000	7,729
Rexon Industrial Corp. Ltd.(1)	4,000	4,328
Rich Development Co. Ltd.	110,000	31,849
RiTdisplay Corp.	4,000	4,386
67

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Ritek Corp.(1)	16,000	$4,241
Roo Hsing Co. Ltd.(1)	3,000	377
Ruentex Development Co. Ltd.(1)	73,200	84,566
Ruentex Engineering & Construction Co.	5,480	17,721
Ruentex Industries Ltd.	34,235	66,887
Ruentex Materials Co. Ltd.	1,000	743
Sampo Corp.	9,000	7,849
San Fang Chemical Industry Co. Ltd.	2,000	1,531
San Far Property Ltd.	2,316	1,046
San Shing Fastech Corp.	3,000	5,417
Sanyang Motor Co. Ltd.	62,000	144,349
SCI Pharmtech, Inc.	1,350	4,203
Scientech Corp.	5,000	33,018
SDI Corp.	1,000	3,142
Senao Networks, Inc.(1)	5,000	43,659
Sensortek Technology Corp.	1,000	10,498
Sesoda Corp.	17,000	17,489
Shanghai Commercial & Savings Bank Ltd.	205,001	274,186
Shan-Loong Transportation Co. Ltd.	2,000	1,938
Sheng Yu Steel Co. Ltd.	2,000	1,481
ShenMao Technology, Inc.	2,000	4,254
Shih Her Technologies, Inc.	6,000	13,959
Shih Wei Navigation Co. Ltd.	16,457	9,861
Shin Foong Specialty & Applied Materials Co. Ltd.	3,000	4,645
Shin Kong Financial Holding Co. Ltd.(1)	859,852	255,378
Shin Zu Shing Co. Ltd.	22,123	57,359
Shining Building Business Co. Ltd.(1)	22,000	6,567
Shinkong Insurance Co. Ltd.	29,000	52,257
Shinkong Synthetic Fibers Corp.	67,000	32,919
Shiny Chemical Industrial Co. Ltd.	7,777	31,703
ShunSin Technology Holding Ltd.	2,000	6,060
Shuttle, Inc.	27,000	11,843
Sigurd Microelectronics Corp.	65,000	117,565
Silergy Corp.	4,000	35,760
Silicon Integrated Systems Corp.	47,960	53,246
Simplo Technology Co. Ltd.	23,000	221,813
Sincere Navigation Corp.	30,000	18,726
Singatron Enterprise Co. Ltd.(1)	8,000	7,987
Sino-American Silicon Products, Inc.	48,000	235,182
Sinon Corp.	39,000	44,615
SinoPac Financial Holdings Co. Ltd.	611,629	328,290
Sinyi Realty, Inc.	6,000	5,385
Sirtec International Co. Ltd.	1,000	868
Sitronix Technology Corp.	16,000	125,246
Siward Crystal Technology Co. Ltd.(2)	26,000	26,290
Soft-World International Corp.	2,000	6,054
Solar Applied Materials Technology Corp.	32,547	38,292
Solomon Technology Corp.	9,000	11,809
Solteam, Inc.	5,332	7,235
Sonix Technology Co. Ltd.	12,000	16,626
68

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Sporton International, Inc.	7,402	$59,530
Sports Gear Co. Ltd.	9,000	17,983
St Shine Optical Co. Ltd.	5,000	30,877
Standard Foods Corp.	20,000	23,916
Stark Technology, Inc.	10,000	36,496
Sunjuice Holdings Co. Ltd.	1,000	8,660
Sunny Friend Environmental Technology Co. Ltd.	2,248	8,111
Sunonwealth Electric Machine Industry Co. Ltd.	26,000	110,537
Sunrex Technology Corp.	5,000	6,987
Superior Plating Technology Co. Ltd.	3,000	5,914
Supreme Electronics Co. Ltd.	81,680	123,535
Sweeten Real Estate Development Co. Ltd.	2,289	1,760
Symtek Automation Asia Co. Ltd.	8,323	27,674
Syncmold Enterprise Corp.	6,000	11,333
Synnex Technology International Corp.	23,000	44,083
Syscom Computer Engineering Co.(2)	13,000	21,066
Systex Corp.	4,000	14,098
T3EX Global Holdings Corp.(2)	18,121	42,299
TA Chen Stainless Pipe	129,369	147,349
Tah Hsin Industrial Corp.	2,145	4,766
TA-I Technology Co. Ltd.	3,000	4,262
Tai Tung Communication Co. Ltd.(1)	12,000	6,885
Taichung Commercial Bank Co. Ltd.	336,068	155,468
TaiDoc Technology Corp.(1)	9,000	48,491
Taiflex Scientific Co. Ltd.	4,000	5,495
Taigen Biopharmaceuticals Holdings Ltd.(1)	21,000	10,291
Taimide Tech, Inc.	10,000	12,757
Tainan Spinning Co. Ltd.	33,000	15,534
Tai-Saw Technology Co. Ltd.	20,000	16,637
Taishin Financial Holding Co. Ltd.	650,013	362,902
Taisun Enterprise Co. Ltd.	2,000	1,519
Taita Chemical Co. Ltd.	9,343	5,126
TAI-TECH Advanced Electronics Co. Ltd.	7,000	23,697
Taitien Electronics Co. Ltd.	5,000	4,846
Taiwan Business Bank	526,786	220,431
Taiwan Cement Corp.(2)	106,858	117,150
Taiwan Cogeneration Corp.	22,871	30,938
Taiwan Cooperative Financial Holding Co. Ltd.	258,700	213,191
Taiwan FamilyMart Co. Ltd.	1,000	6,431
Taiwan Fertilizer Co. Ltd.	53,000	99,137
Taiwan Fire & Marine Insurance Co. Ltd.	2,000	1,476
Taiwan FU Hsing Industrial Co. Ltd.	4,000	5,360
Taiwan Glass Industry Corp.(1)	103,000	63,645
Taiwan High Speed Rail Corp.	90,000	83,984
Taiwan Hon Chuan Enterprise Co. Ltd.	33,000	108,008
Taiwan Hopax Chemicals Manufacturing Co. Ltd.	2,000	2,366
Taiwan Land Development Corp.(1)	21,000	7
Taiwan Mobile Co. Ltd.	40,000	117,024
Taiwan Navigation Co. Ltd.	37,000	32,826
Taiwan Paiho Ltd.	40,000	60,375
69

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Taiwan PCB Techvest Co. Ltd.	38,000	$52,892
Taiwan Sakura Corp.	4,000	7,838
Taiwan Secom Co. Ltd.	7,000	23,168
Taiwan Semiconductor Co. Ltd.	15,000	39,319
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	116,930	10,941,140
Taiwan Shin Kong Security Co. Ltd.	1,010	1,268
Taiwan Styrene Monomer	2,000	964
Taiwan Surface Mounting Technology Corp.	41,000	117,812
Taiwan TEA Corp.(1)	29,000	20,972
Taiwan Union Technology Corp.	37,000	144,803
Taiwan-Asia Semiconductor Corp.	38,000	58,351
Taiyen Biotech Co. Ltd.	6,000	6,461
Tatung Co. Ltd.(1)	114,000	180,843
Te Chang Construction Co. Ltd.	1,000	2,277
Team Group, Inc.(1)(2)	13,000	27,484
Teco Electric & Machinery Co. Ltd.	121,000	189,371
Tera Autotech Corp.(1)	1,081	1,162
Test Research, Inc.	23,000	43,182
Test Rite International Co. Ltd.	2,000	1,265
Tex-Ray Industrial Co. Ltd.(1)	12,000	4,367
Thinking Electronic Industrial Co. Ltd.	9,000	43,108
Thye Ming Industrial Co. Ltd.	13,800	25,206
Ton Yi Industrial Corp.	112,000	61,147
Tong Hsing Electronic Industries Ltd.	19,890	82,523
Tong Yang Industry Co. Ltd.	45,000	95,589
Tong-Tai Machine & Tool Co. Ltd.	2,000	1,089
Top Union Electronics Corp.	10,558	10,971
Topco Scientific Co. Ltd.	20,577	111,465
Topkey Corp.	9,000	47,510
Topoint Technology Co. Ltd.	7,000	6,128
TPK Holding Co. Ltd.	42,000	45,646
Transcend Information, Inc.	17,000	38,614
Tripod Technology Corp.	51,000	302,057
Tsann Kuen Enterprise Co. Ltd.	8,419	10,430
TSC Auto ID Technology Co. Ltd.	1,099	8,388
TSRC Corp.	80,000	59,134
Ttet Union Corp.	2,000	9,040
TTY Biopharm Co. Ltd.	10,000	23,755
Tung Ho Steel Enterprise Corp.	52,770	99,180
TXC Corp.	36,000	106,858
TYC Brother Industrial Co. Ltd.	31,000	33,294
Tyntek Corp.(1)	3,000	1,697
U-Ming Marine Transport Corp.	63,000	89,747
Unimicron Technology Corp.	63,000	364,536
Union Bank of Taiwan	213,206	96,677
Union Insurance Co. Ltd.(1)	2,100	1,631
Uni-President Enterprises Corp.	193,000	427,923
Unitech Printed Circuit Board Corp.(1)	54,000	30,870
United Integrated Services Co. Ltd.	27,000	183,917
United Microelectronics Corp.(2)	667,000	952,308
70

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
United Renewable Energy Co. Ltd.	76,285	$39,353
Univacco Technology, Inc.	2,000	1,640
Universal Cement Corp.	15,450	13,599
Universal Vision Biotechnology Co. Ltd.	3,339	35,130
UPC Technology Corp.	63,000	29,699
Userjoy Technology Co. Ltd.	4,200	10,159
USI Corp.	105,000	70,017
U-Tech Media Corp.	13,000	6,180
Utechzone Co. Ltd.	6,000	13,242
Vanguard International Semiconductor Corp.	104,000	222,365
Ventec International Group Co. Ltd.	11,000	32,849
Via Technologies, Inc.	19,000	68,095
Visual Photonics Epitaxy Co. Ltd.	9,000	41,108
Voltronic Power Technology Corp.	1,000	45,388
Wafer Works Corp.(2)	71,000	94,717
Wah Lee Industrial Corp.	12,100	34,356
Walsin Lihwa Corp.	197,763	235,200
Walsin Technology Corp.	29,000	89,659
Walton Advanced Engineering, Inc.	12,000	5,081
Wan Hai Lines Ltd.	29,785	42,279
WEI Chih Steel Industrial Co. Ltd.	18,000	13,528
Wei Chuan Foods Corp.	9,000	5,337
Weikeng Industrial Co. Ltd.	36,000	33,026
Well Shin Technology Co. Ltd.	5,000	7,804
Weltrend Semiconductor	2,000	4,479
Wholetech System Hitech Ltd.	6,000	9,186
Win Semiconductors Corp.	13,000	55,389
Winbond Electronics Corp.(1)	263,000	216,595
Winstek Semiconductor Co. Ltd.	9,000	23,407
WinWay Technology Co. Ltd.	2,000	37,380
Wisdom Marine Lines Co. Ltd.	52,047	74,817
Wistron Corp.(2)	177,000	647,086
Wistron Information Technology & Services Corp.	9,593	34,700
Wiwynn Corp.	9,000	438,610
Wowprime Corp.(1)	13,000	113,424
WPG Holdings Ltd.	46,000	79,159
WT Microelectronics Co. Ltd.	41,000	87,572
WUS Printed Circuit Co. Ltd.	10,800	11,704
XinTec, Inc.	11,000	39,194
Xxentria Technology Materials Corp.	1,100	2,585
Yageo Corp.	15,760	239,414
Yang Ming Marine Transport Corp.(2)	91,000	120,533
Yankey Engineering Co. Ltd.	3,911	30,402
YC INOX Co. Ltd.	46,000	39,321
YCC Parts Manufacturing Co. Ltd.(1)	1,000	1,498
Yea Shin International Development Co. Ltd.	5,955	4,804
Yem Chio Co. Ltd.	13,771	6,508
Yeong Guan Energy Technology Group Co. Ltd.(1)	12,000	20,859
YFY, Inc.(2)	82,000	80,911
Yi Jinn Industrial Co. Ltd.	7,000	3,901
71

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Yieh Phui Enterprise Co. Ltd.	141,400	$67,155
Yonyu Plastics Co. Ltd.	1,000	992
Young Fast Optoelectronics Co. Ltd.	4,000	5,432
Youngtek Electronics Corp.	9,000	16,090
Yuanta Financial Holding Co. Ltd.	499,306	382,055
Yulon Finance Corp.	23,244	129,591
Yulon Motor Co. Ltd.(2)	45,784	119,630
YungShin Global Holding Corp.	22,000	30,017
Zeng Hsing Industrial Co. Ltd.	2,148	6,773
Zenitron Corp.	2,000	1,921
Zero One Technology Co. Ltd.	20,315	38,544
Zhen Ding Technology Holding Ltd.	71,000	214,942
Zig Sheng Industrial Co. Ltd.	22,000	6,594
Zinwell Corp.(1)	18,000	16,285
Zippy Technology Corp.	11,000	15,727
Zyxel Group Corp.	48,947	72,554
		55,206,410
Thailand — 2.6%
AAPICO Hitech PCL, NVDR	31,090	31,933
Advanced Info Service PCL, NVDR	45,800	282,357
Advanced Information Technology PCL, NVDR	50,000	7,138
AEON Thana Sinsap Thailand PCL, NVDR	9,800	48,953
Airports of Thailand PCL, NVDR(1)	44,700	92,509
Amanah Leasing PCL, NVDR	9,200	709
Amata Corp. PCL, NVDR	107,800	78,451
AP Thailand PCL, NVDR	222,000	80,482
Aqua Corp. PCL, NVDR(1)	391,650	4,585
Asia Plus Group Holdings PCL, NVDR	240,200	20,027
Asia Sermkij Leasing PCL, NVDR	1,800	1,336
Asian Sea Corp. PCL, NVDR	9,900	2,431
Asset World Corp. PCL, NVDR	171,600	21,349
B Grimm Power PCL, NVDR	40,900	39,718
Bangchak Corp. PCL, NVDR	136,600	151,052
Bangkok Airways PCL, NVDR(1)	31,300	15,453
Bangkok Aviation Fuel Services PCL, NVDR	1,000	856
Bangkok Bank PCL, NVDR	9,600	46,443
Bangkok Chain Hospital PCL, NVDR	154,200	84,927
Bangkok Dusit Medical Services PCL, NVDR	313,900	250,914
Bangkok Expressway & Metro PCL, NVDR	319,400	78,887
Bangkok Land PCL, NVDR(1)	666,800	15,230
Bangkok Life Assurance PCL, NVDR	38,700	27,066
Banpu PCL, NVDR	692,766	170,017
Banpu Power PCL, NVDR	35,200	15,066
BCPG PCL, NVDR	187,400	54,520
BEC World PCL, NVDR	74,300	18,560
Berli Jucker PCL, NVDR	15,100	14,545
Better World Green PCL, NVDR(1)	686,100	13,517
BG Container Glass PCL, NVDR	26,300	7,247
BTS Group Holdings PCL, NVDR	285,500	59,895
Bumrungrad Hospital PCL, NVDR	29,100	215,122
72

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Cal-Comp Electronics Thailand PCL, NVDR	126,896	$6,985
Carabao Group PCL, NVDR	13,600	33,396
Central Pattana PCL, NVDR	82,100	161,064
Central Plaza Hotel PCL, NVDR(1)	20,400	27,809
Central Retail Corp. PCL, NVDR	81,941	96,396
CH Karnchang PCL, NVDR	87,000	57,126
Charoen Pokphand Foods PCL, NVDR	136,500	80,681
Chularat Hospital PCL, NVDR	556,200	50,596
CK Power PCL, NVDR	141,800	14,807
Com7 PCL, NVDR	36,200	33,292
CP ALL PCL, NVDR	103,900	193,473
CP Axtra PCL, NVDR	5,200	5,378
Delta Electronics Thailand PCL, NVDR	79,400	245,730
Dhipaya Group Holdings PCL, NVDR	5,900	6,989
Diamond Building Products PCL, NVDR	5,000	1,206
Ditto Thailand PCL, NVDR	11,640	11,047
Dohome PCL, NVDR	4,833	1,599
Dynasty Ceramic PCL, NVDR	269,300	15,375
Eastern Polymer Group PCL, NVDR	42,400	8,656
Eastern Water Resources Development & Management PCL, NVDR	2,900	396
Ekachai Medical Care PCL, NVDR	118,424	27,335
Electricity Generating PCL, NVDR	17,200	65,504
Energy Absolute PCL, NVDR	31,600	57,059
Erawan Group PCL, NVDR(1)	294,460	46,657
Esso Thailand PCL, NVDR	108,400	30,342
GFPT PCL, NVDR	27,500	8,559
Global Power Synergy PCL, NVDR	23,400	35,210
Gulf Energy Development PCL, NVDR	62,200	85,227
Gunkul Engineering PCL, NVDR	455,500	46,762
Haad Thip PCL, NVDR	1,400	1,489
Hana Microelectronics PCL, NVDR	60,000	106,506
Home Product Center PCL, NVDR	330,100	129,037
Ichitan Group PCL, NVDR	20,000	9,876
Indorama Ventures PCL, NVDR	77,100	63,809
Interlink Communication PCL, NVDR	21,100	4,940
Intouch Holdings PCL, NVDR	32,300	67,070
IRPC PCL, NVDR	722,000	48,237
IT City PCL, NVDR(1)	50,100	6,261
Italian-Thai Development PCL, NVDR(1)	149,800	6,841
Jasmine International PCL, NVDR(1)	389,500	22,230
Jaymart Group Holdings PCL, NVDR	13,800	9,443
JMT Network Services PCL, NVDR	16,697	22,161
Kasikornbank PCL, NVDR	26,000	96,853
KCE Electronics PCL, NVDR	34,800	50,610
KGI Securities Thailand PCL, NVDR	97,400	13,071
Khon Kaen Sugar Industry PCL, NVDR	55,500	5,041
Kiatnakin Phatra Bank PCL, NVDR	25,100	42,988
Krung Thai Bank PCL, NVDR	225,800	124,388
Krungthai Card PCL, NVDR	56,000	77,517
Land & Houses PCL, NVDR	776,400	183,947
73

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Lanna Resources PCL, NVDR	38,500	$18,797
LPN Development PCL, NVDR	37,300	4,473
Major Cineplex Group PCL, NVDR	91,400	37,831
Master Ad PCL, NVDR(1)	596,800	9,718
MBK PCL, NVDR	85,300	45,049
MC Group PCL, NVDR	79,500	29,504
MCS Steel PCL, NVDR	43,200	8,390
Mega Lifesciences PCL, NVDR	26,600	33,233
MFEC PCL, NVDR	43,100	8,736
Minor International PCL, NVDR	201,766	191,441
MK Restaurants Group PCL, NVDR	26,500	35,938
Muangthai Capital PCL, NVDR	35,900	41,724
Nex Point Parts PCL, NVDR(1)	9,400	3,701
Noble Development PCL, Class C, NVDR	40,800	5,033
Osotspa PCL, NVDR	92,900	79,560
Plan B Media PCL, NVDR	261,604	69,829
Polyplex Thailand PCL, NVDR	13,000	4,749
Praram 9 Hospital PCL, NVDR	44,800	22,510
Precious Shipping PCL, NVDR	121,600	31,790
Premier Marketing PCL, NVDR	3,900	991
Prima Marine PCL, NVDR	157,300	28,500
Property Perfect PCL, NVDR	42,735	426
Pruksa Holding PCL, NVDR	61,600	23,560
PTG Energy PCL, NVDR	131,500	40,169
PTT Exploration & Production PCL, NVDR	47,800	216,401
PTT Global Chemical PCL, NVDR	106,200	112,853
PTT Oil & Retail Business PCL, NVDR	85,200	49,612
PTT PCL, NVDR	242,900	241,001
Quality Houses PCL, NVDR	618,800	40,985
R&B Food Supply PCL, NVDR	8,900	2,896
Rabbit Holdings PCL, NVDR(1)	368,200	9,244
Raimon Land PCL, NVDR(1)	40,600	615
Rajthanee Hospital PCL, NVDR	10,300	8,377
Ratch Group PCL, NVDR	51,900	52,615
Ratchthani Leasing PCL, NVDR	172,650	16,751
Regional Container Lines PCL, NVDR	50,700	31,255
Rojana Industrial Park PCL, NVDR	6,800	1,232
RS PCL, NVDR	42,790	17,713
S 11 Group PCL, NVDR	4,200	494
S Hotels & Resorts PCL, NVDR(1)	188,700	15,950
Sabina PCL, NVDR	22,900	17,321
Samart Digital Public Co. Ltd., NVDR(1)	296,000	845
Sansiri PCL, NVDR	1,174,700	68,387
Sappe PCL, NVDR	11,000	31,406
SC Asset Corp. PCL, NVDR	164,100	21,729
SCB X PCL, NVDR	21,200	71,399
SCGJWD Logistics PCL, NVDR	30,600	13,712
SEAFCO PCL, NVDR(1)	5,200	508
Sermsang Power Corp. Co. Ltd., NVDR	99,915	20,694
Siam Cement PCL, NVDR	12,500	111,673
74

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Siam City Cement PCL, NVDR	1,800	$7,118
Siam Global House PCL, NVDR	92,461	49,614
Siamgas & Petrochemicals PCL, NVDR	27,100	6,503
Singha Estate PCL, NVDR	20,100	683
Sino-Thai Engineering & Construction PCL, NVDR	179,600	61,505
SISB PCL, NVDR	65,400	70,464
SNC Former PCL, NVDR	35,500	10,844
Somboon Advance Technology PCL, NVDR	36,500	19,793
SPCG PCL, NVDR	13,200	4,785
Sri Trang Agro-Industry PCL, NVDR	120,000	50,003
Srisawad Capital 1969 PCL, NVDR	22,000	2,840
Srisawad Corp. PCL, NVDR	63,700	92,671
Srivichai Vejvivat PCL, NVDR	25,600	5,991
Star Petroleum Refining PCL, NVDR	125,200	32,720
Stars Microelectronics Thailand PCL, NVDR	33,500	4,970
STP & I PCL, NVDR(1)	59,900	7,150
Supalai PCL, NVDR	169,500	104,990
Super Energy Corp. PCL, NVDR(1)	1,374,500	20,014
Susco PCL, NVDR	160,100	18,200
Synnex Thailand PCL, NVDR	11,700	4,570
Taokaenoi Food & Marketing PCL, Class R, NVDR	75,200	30,056
Thai Airways International PCL, NVDR(1)	6,800	645
Thai Oil PCL, NVDR	104,300	153,400
Thai Union Group PCL, NVDR	97,200	39,683
Thai Vegetable Oil PCL, NVDR	36,960	24,690
Thaicom PCL, NVDR	109,800	45,082
Thaifoods Group PCL, NVDR	70,100	7,888
Thanachart Capital PCL, NVDR	21,000	30,580
Thonburi Healthcare Group PCL, NVDR	35,700	66,776
Thoresen Thai Agencies PCL, NVDR	181,300	32,099
Tipco Asphalt PCL, NVDR	46,800	22,984
Tisco Financial Group PCL, NVDR	19,600	57,642
TKS Technologies PCL, NVDR	44,100	11,521
TMBThanachart Bank PCL, NVDR	219,700	10,723
TOA Paint Thailand PCL, NVDR	35,000	26,478
TPI Polene PCL, NVDR	546,000	23,692
TPI Polene Power PCL, NVDR	54,800	5,321
TQM Alpha PCL, NVDR	17,300	15,058
Triple i Logistics PCL, NVDR	56,533	20,007
True Corp. PCL, NVDR	624,069	122,855
TTW PCL, NVDR	14,400	3,639
Unique Engineering & Construction PCL, NVDR(1)	4,000	374
Univanich Palm Oil PCL, NVDR	80,500	19,184
VGI PCL, NVDR	28,860	2,438
WHA Corp. PCL, NVDR	451,300	66,971
Workpoint Entertainment PCL, NVDR	14,600	6,463
WP Energy PCL, NVDR	5,900	650
Xspring Capital PCL, NVDR(1)	107,200	4,621
Zen Corp. Group PCL, NVDR	2,200	804
		7,877,338
75

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Turkey — 1.0%
AG Anadolu Grubu Holding AS	1,279	$9,901
Akbank TAS	155,355	167,123
Aksa Akrilik Kimya Sanayii AS	7,202	21,630
Aksa Enerji Uretim AS	15,862	23,710
Aksigorta AS(1)	26,161	4,949
Alarko Holding AS	3,317	15,936
Albaraka Turk Katilim Bankasi AS(1)	109,042	16,472
Anadolu Anonim Turk Sigorta Sirketi(1)	23,474	34,013
Anadolu Efes Biracilik Ve Malt Sanayii AS	10,760	43,399
Arcelik AS(1)	470	2,860
Aselsan Elektronik Sanayi Ve Ticaret AS	28,420	40,853
Aygaz AS	3,692	16,687
Bagfas Bandirma Gubre Fabrikalari AS	3,765	5,067
Bera Holding AS	64,948	32,754
BIM Birlesik Magazalar AS	11,716	110,592
Cemtas Celik Makina Sanayi Ve Ticaret AS	3,609	1,774
Coca-Cola Icecek AS	1,377	20,263
Dogan Sirketler Grubu Holding AS	60,928	32,259
Dogus Otomotiv Servis ve Ticaret AS	3,638	38,839
EGE Endustri VE Ticaret AS	21	5,652
Enerjisa Enerji AS	9,053	17,349
Eregli Demir ve Celik Fabrikalari TAS(1)	49,625	79,753
Ford Otomotiv Sanayi AS	2,380	76,791
Girisim Elektrik Taahhut Ticaret Ve Sanayi AS(1)	7,372	25,537
Gozde Girisim Sermayesi Yatirim Ortakligi AS(1)	15,935	13,777
GSD Holding AS	140,853	23,420
Haci Omer Sabanci Holding AS	62,822	140,464
Hektas Ticaret TAS(1)	13,852	13,281
Imas Makina Sanayi AS(1)	8,931	5,920
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS(1)	8,190	14,927
Is Finansal Kiralama AS(1)	5,787	2,903
Is Yatirim Menkul Degerler AS	51,102	81,188
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A	17,876	15,962
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B	11,042	9,318
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	25,765	24,073
Kartonsan Karton Sanayi ve Ticaret AS	321	1,010
KOC Holding AS	29,541	156,749
Logo Yazilim Sanayi Ve Ticaret AS	6,968	19,322
Mavi Giyim Sanayi Ve Ticaret AS, B Shares	11,842	47,740
Migros Ticaret AS	5,957	77,320
MLP Saglik Hizmetleri AS(1)	6,501	30,894
NET Holding AS(1)	2,629	1,915
Nuh Cimento Sanayi AS	462	3,285
ODAS Elektrik Uretim ve Sanayi Ticaret AS(1)	104,778	51,522
Oyak Cimento Fabrikalari AS(1)	13,849	32,845
Pegasus Hava Tasimaciligi AS(1)	2,365	77,368
Petkim Petrokimya Holding AS(1)	36,883	28,198
Reysas Tasimacilik ve Lojistik Ticaret AS(1)	32,332	49,591
Sasa Polyester Sanayi AS(1)	16,901	33,347
76

Avantis Emerging Markets Equity Fund
	Shares/Principal Amount	Value
Sekerbank Turk AS	117,076	$18,569
Selcuk Ecza Deposu Ticaret ve Sanayi AS	8,159	18,019
Sok Marketler Ticaret AS	20,100	46,796
TAV Havalimanlari Holding AS(1)	8,444	38,719
Tekfen Holding AS	12,897	23,017
Teknosa Ic Ve Dis Ticaret AS(1)	14,151	13,585
Tofas Turk Otomobil Fabrikasi AS	4,881	49,258
Turk Hava Yollari AO(1)	17,908	164,051
Turk Traktor ve Ziraat Makineleri AS	2,167	73,780
Turkcell Iletisim Hizmetleri AS, ADR(1)	28,599	150,431
Turkiye Halk Bankasi AS(1)	30,178	15,056
Turkiye Is Bankasi AS, C Shares	140,205	110,376
Turkiye Petrol Rafinerileri AS	40,411	213,274
Turkiye Sigorta AS(1)	4,436	4,480
Turkiye Sinai Kalkinma Bankasi AS(1)	119,810	31,846
Turkiye Sise ve Cam Fabrikalari AS	27,623	52,917
Turkiye Vakiflar Bankasi TAO, D Shares(1)	117,917	59,884
Vakko Tekstil ve Hazir Giyim Sanayi Isletmeleri AS	8,161	25,532
Vestel Beyaz Esya Sanayi ve Ticaret AS	34,840	23,634
Vestel Elektronik Sanayi ve Ticaret AS(1)	9,811	25,225
Yapi ve Kredi Bankasi AS	205,561	122,088
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS(1)	2,668	3,942
Yesil Yapi Endustrisi AS(1)	21,886	2,522
Zorlu Enerji Elektrik Uretim AS(1)	118,717	21,539
		3,109,042
United States†
Emeren Group Ltd., ADR(1)	3,379	11,725
TOTAL COMMON STOCKS (Cost $314,373,693)		305,019,082
RIGHTS†
Brazil†
Gol Linhas Aereas Inteligentes SA(1)	11,284	23
Jalles Machado SA(1)	558	940
Marfrig Global Foods SA(1)	24,343	688
		1,651
South Korea†
CJ CGV Co. Ltd.(1)	2,880	4,292
Rates Cellid(1)	42	21
SK Innovation Co. Ltd.(1)	176	5,040
		9,353
TOTAL RIGHTS (Cost $8,031)		11,004
WARRANTS†
Malaysia†
Perak Transit Bhd(1)	1,391	162
PESTECH International Bhd(1)	2,962	83
		245
Thailand†
Aqua Corp. PCL(1)	391,650	337
Better World Green PCL, NVDR(1)	114,350	131
Erawan Group PCL(1)	1,243	85
77

Avantis Emerging Markets Equity Fund
		Shares/Principal Amount	Value
Kiatnakin Phatra Bank PCL, NVDR(1)		2,092	$192
Kiatnakin Phatra Bank PCL, NVDR(1)		2,092	68
Master Ad PCL(1)		149,200	43
MBK PCL, NVDR(1)		912	417
VGI PCL(1)		6,660	26
			1,299
TOTAL WARRANTS (Cost $—)			1,544
CORPORATE BONDS†
India†
Britannia Industries Ltd., 5.50%, 6/3/24 (Acquired 5/25/21, Cost $433)(4) (Cost $433)	INR	31,523	375
SHORT-TERM INVESTMENTS — 0.9%
Money Market Funds — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class		1,052,292	1,052,292
State Street Navigator Securities Lending Government Money Market Portfolio(5)		1,649,678	1,649,678
TOTAL SHORT-TERM INVESTMENTS (Cost $2,701,970)			2,701,970
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $317,084,127)			307,733,975
OTHER ASSETS AND LIABILITIES — (0.7)%			(2,018,458)
TOTAL NET ASSETS — 100.0%			$305,715,517

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	20.3%
Financials	19.0%
Consumer Discretionary	13.0%
Industrials	10.6%
Materials	9.9%
Communication Services	7.1%
Energy	5.3%
Consumer Staples	4.9%
Health Care	4.2%
Utilities	3.3%
Real Estate	2.2%
Short-Term Investments	0.9%
Other Assets and Liabilities	(0.7)%

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	3	September 2023	$677,400	$25,015
^Amount represents value and unrealized appreciation (depreciation).

78

Avantis Emerging Markets Equity Fund
NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
GDR	–	Global Depositary Receipt
INR	–	Indian Rupee
NVDR	–	Non-Voting Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $8,523,623. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Securities may be subject to resale, redemption or transferability restrictions.
(4)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $375, which represented less than 0.05% of total net assets.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $9,380,633, which includes securities collateral of $7,730,955.

See Notes to Financial Statements.
79

AUGUST 31, 2023

Avantis International Equity Fund
	Shares	Value
COMMON STOCKS — 99.1%
Australia — 6.7%
29Metals Ltd.	7,709	$4,365
Accent Group Ltd.	11,453	15,150
Adairs Ltd.(1)	1,603	1,510
Adbri Ltd.	5,681	8,103
Aeris Resources Ltd.(1)(2)	34,799	5,374
AGL Energy Ltd.	14,580	104,374
Alkane Resources Ltd.(2)	15,781	6,814
Alliance Aviation Services Ltd.(2)	1,918	4,004
Allkem Ltd.(1)(2)	10,004	90,336
ALS Ltd.	3,419	26,073
Altium Ltd.	2,351	73,471
Alumina Ltd.(2)	14,872	10,330
AMP Ltd.	68,261	55,706
Ampol Ltd.	2,191	49,909
Ansell Ltd.	811	12,360
ANZ Group Holdings Ltd.	30,105	491,528
APA Group	15,429	89,628
Appen Ltd.(1)(2)	340	348
ARB Corp. Ltd.(1)	740	16,136
Ardent Leisure Group Ltd.(1)(2)	1,272	444
Aristocrat Leisure Ltd.	5,270	139,118
ARN Media Ltd.	1,854	1,022
ASX Ltd.	1,086	40,416
Atlas Arteria Ltd.	11,695	45,946
Aurelia Metals Ltd.(2)	47,081	2,756
Aurizon Holdings Ltd.	61,698	145,419
Austal Ltd.	8,146	10,277
Australian Agricultural Co. Ltd.(2)	2,182	2,048
Australian Clinical Labs Ltd.(1)	1,433	2,736
Australian Ethical Investment Ltd.	906	2,635
Australian Finance Group Ltd.(1)	3,111	3,172
Baby Bunting Group Ltd.	1,932	2,747
Bank of Queensland Ltd.(1)	17,390	64,588
Bapcor Ltd.	1,574	6,754
Beach Energy Ltd.	61,564	61,662
Bega Cheese Ltd.(1)	7,118	13,831
Bendigo & Adelaide Bank Ltd.	13,647	83,592
BHP Group Ltd., ADR(1)	23,442	1,347,681
BlueScope Steel Ltd.	13,443	181,743
Boral Ltd.(2)	7,744	23,568
Brambles Ltd.	23,666	229,181
Brickworks Ltd.	1,087	19,189
Capricorn Metals Ltd.(2)	7,595	22,262
carsales.com Ltd.	3,074	57,171
Cedar Woods Properties Ltd.	1,766	6,131
Challenger Ltd.	11,808	51,758
Champion Iron Ltd.	7,862	30,641
Cleanaway Waste Management Ltd.	4,609	7,800
80

Avantis International Equity Fund
	Shares	Value
Clinuvel Pharmaceuticals Ltd.	656	$8,152
Cochlear Ltd.	352	61,785
Codan Ltd.	230	1,168
Coles Group Ltd.	17,974	189,114
Collins Foods Ltd.	1,103	7,051
Commonwealth Bank of Australia	10,583	697,177
Computershare Ltd.	4,159	67,613
Cooper Energy Ltd.(2)	77,024	5,982
Coronado Global Resources, Inc.	22,324	22,676
Costa Group Holdings Ltd.	7,789	14,332
Credit Corp. Group Ltd.(1)	1,437	19,807
CSL Ltd.	2,377	419,776
CSR Ltd.	14,311	54,388
Deterra Royalties Ltd.	10,305	29,521
Domino's Pizza Enterprises Ltd.	834	29,068
Downer EDI Ltd.	3,856	10,641
Eagers Automotive Ltd.(1)	3,210	33,123
Elders Ltd.	290	1,205
Emeco Holdings Ltd.	5,966	2,543
Endeavour Group Ltd.	16,888	60,064
Evolution Mining Ltd.	32,690	78,043
EVT Ltd.	2,827	22,276
FleetPartners Group Ltd.(2)	5,402	10,256
Fortescue Metals Group Ltd.	24,812	341,596
Genesis Minerals Ltd.(1)(2)	2,344	2,425
Gold Road Resources Ltd.	24,253	27,650
GrainCorp Ltd., A Shares	3,047	14,351
Grange Resources Ltd.	38,316	11,244
GWA Group Ltd.	2,433	3,025
Hansen Technologies Ltd.	2,687	9,525
Harvey Norman Holdings Ltd.(1)	16,565	43,209
Healius Ltd.	2,245	4,065
Helia Group Ltd.	10,695	26,814
Humm Group Ltd.	743	209
IDP Education Ltd.	2,177	34,623
IGO Ltd.	10,398	92,795
Iluka Resources Ltd.	11,247	61,617
Imdex Ltd.	5,249	5,498
Incitec Pivot Ltd.	37,058	69,973
Infomedia Ltd.	4,782	5,199
Inghams Group Ltd.	13,930	31,307
Insurance Australia Group Ltd.	12,174	45,689
InvoCare Ltd.(1)	2,422	19,645
IPH Ltd.	2,732	13,441
IRESS Ltd.	889	3,671
James Hardie Industries PLC(2)	6,574	197,596
JB Hi-Fi Ltd.(1)	2,141	63,153
Jervois Global Ltd.(1)(2)	11,618	375
Johns Lyng Group Ltd.	4,602	19,037
Judo Capital Holdings Ltd.(2)	5,674	3,369
Jumbo Interactive Ltd.	936	9,259
81

Avantis International Equity Fund
	Shares	Value
Jupiter Mines Ltd.	22,840	$3,023
Karoon Energy Ltd.(2)	20,759	32,079
Kelsian Group Ltd.	5,336	21,750
Lendlease Corp. Ltd.	8,029	40,430
Leo Lithium Ltd.(2)	33,200	24,524
Lifestyle Communities Ltd.(1)	1,709	19,160
Link Administration Holdings Ltd.	16,737	14,469
Lovisa Holdings Ltd.	2,065	29,795
Lynas Rare Earths Ltd.(2)	10,025	46,239
Macmahon Holdings Ltd.	6,093	629
Macquarie Group Ltd.	1,686	192,761
Magellan Financial Group Ltd.	3,479	20,065
Mayne Pharma Group Ltd.(2)	2,120	5,034
McMillan Shakespeare Ltd.	2,289	26,349
Medibank Pvt Ltd.	41,677	98,595
Mesoblast Ltd.(1)(2)	10,158	3,278
Metcash Ltd.	19,169	46,224
Mineral Resources Ltd.	1,343	61,646
Monadelphous Group Ltd.	3,593	33,951
Mount Gibson Iron Ltd.(2)	15,532	4,508
Myer Holdings Ltd.	36,580	15,832
MyState Ltd.	613	1,302
National Australia Bank Ltd.	25,117	468,092
Netwealth Group Ltd.	1,149	11,105
New Energy Solar Ltd.(2)	2,331	95
New Hope Corp. Ltd.	22,423	81,335
Newcrest Mining Ltd. (Sydney)	17,005	283,416
NEXTDC Ltd.(2)	3,651	31,910
nib holdings Ltd.	9,988	53,682
Nick Scali Ltd.	2,166	17,495
Nine Entertainment Co. Holdings Ltd.	24,862	32,981
Northern Star Resources Ltd.	24,884	190,665
NRW Holdings Ltd.	21,026	37,057
Nufarm Ltd.	11,295	37,766
OFX Group Ltd.(2)	3,710	4,138
Omni Bridgeway Ltd.(2)	6,182	8,384
oOh!media Ltd.	5,524	5,203
Orica Ltd.	7,377	74,735
Origin Energy Ltd.	12,914	72,623
Orora Ltd.	15,560	35,489
Pacific Current Group Ltd.	220	1,579
Paladin Energy Ltd.(2)	44,959	24,426
Peet Ltd.	1,161	910
Perenti Ltd.(1)(2)	35,469	24,298
Perpetual Ltd.	2,768	37,583
Perseus Mining Ltd.	58,475	70,884
PEXA Group Ltd.(2)	1,176	8,734
Pilbara Minerals Ltd.(1)	34,112	102,268
Platinum Asset Management Ltd.	17,853	16,484
Premier Investments Ltd.	2,657	43,999
Pro Medicus Ltd.(1)	793	37,543
82

Avantis International Equity Fund
	Shares	Value
PWR Holdings Ltd.	1,505	$10,539
Qantas Airways Ltd.(2)	10,546	40,176
QBE Insurance Group Ltd.	12,542	120,979
Qube Holdings Ltd.	16,040	31,762
Ramelius Resources Ltd.(1)	41,720	36,914
Ramsay Health Care Ltd.	1,299	43,106
REA Group Ltd.	612	65,250
Reece Ltd.	610	8,025
Regis Resources Ltd.(2)	36,080	37,502
Resimac Group Ltd.	2,359	1,614
Resolute Mining Ltd.(1)(2)	111,229	26,567
Ridley Corp. Ltd.	9,738	13,597
Rio Tinto Ltd.	3,372	244,222
Sandfire Resources Ltd.(2)	16,560	70,970
Santos Ltd.	60,413	298,925
SEEK Ltd.	1,698	25,351
Select Harvests Ltd.(1)	1,691	4,588
Seven Group Holdings Ltd.	1,190	21,457
Seven West Media Ltd.(2)	35,885	6,970
Sierra Rutile Holdings Ltd.(1)(2)	7,537	926
Sigma Healthcare Ltd.	23,896	12,372
Silver Lake Resources Ltd.(2)	22,909	14,503
Sims Ltd.	3,753	36,977
SmartGroup Corp. Ltd.	213	1,184
Solvar Ltd.(1)	3,577	2,972
Sonic Healthcare Ltd.	9,045	187,993
South32 Ltd.	78,181	170,473
Southern Cross Media Group Ltd.	4,053	2,029
St. Barbara Ltd.(2)	9,352	1,211
Star Entertainment Group Ltd. (Sydney)(2)	37,201	23,987
Steadfast Group Ltd.	4,527	16,481
Suncorp Group Ltd.	17,029	149,363
Super Retail Group Ltd.	5,157	43,175
Syrah Resources Ltd.(1)(2)	10,036	3,740
Technology One Ltd.	6,561	65,264
Telstra Group Ltd.	46,157	119,737
TPG Telecom Ltd.(1)	527	1,917
Transurban Group	11,567	99,034
Treasury Wine Estates Ltd.	7,385	55,615
Tuas Ltd.(2)	517	641
United Malt Group Ltd.(2)	7,330	23,363
Ventia Services Group Pty Ltd.	4,120	7,246
Viva Energy Group Ltd.	31,180	62,816
Vulcan Steel Ltd.	1,558	7,967
Washington H Soul Pattinson & Co. Ltd.	5,196	110,695
Wesfarmers Ltd.	8,258	287,415
West African Resources Ltd.(2)	32,437	17,841
Westgold Resources Ltd.(2)	31,395	32,704
Westpac Banking Corp.	30,025	424,776
Whitehaven Coal Ltd.	30,293	118,607
WiseTech Global Ltd.	468	20,994
83

Avantis International Equity Fund
	Shares	Value
Woodside Energy Group Ltd.	14,051	$335,429
Woodside Energy Group Ltd., ADR(1)	5,413	129,262
Woolworths Group Ltd.	7,452	183,639
Worley Ltd.	1,148	12,908
Xero Ltd.(2)	581	47,028
Yancoal Australia Ltd.(1)	7,520	25,689
		13,200,937
Austria — 0.3%
ANDRITZ AG	554	29,429
AT&S Austria Technologie & Systemtechnik AG	530	18,883
BAWAG Group AG	552	26,006
CA Immobilien Anlagen AG	255	8,457
DO & CO. AG	67	7,799
Erste Group Bank AG	2,736	97,604
EVN AG	1,107	27,404
Immofinanz AG(2)	996	19,190
Lenzing AG(2)	128	6,072
Oesterreichische Post AG	396	13,638
OMV AG	1,372	63,534
Porr Ag	59	771
Raiffeisen Bank International AG(2)	3,020	43,346
Semperit AG Holding	239	5,704
Telekom Austria AG	2,467	18,506
UNIQA Insurance Group AG	1,663	13,388
Verbund AG	336	27,498
Vienna Insurance Group AG Wiener Versicherung Gruppe	237	6,353
voestalpine AG	1,471	42,981
Wienerberger AG	1,008	27,747
		504,310
Belgium — 0.9%
Ackermans & van Haaren NV	356	56,036
Ageas SA	2,322	92,347
AGFA-Gevaert NV(2)	2,083	4,755
Anheuser-Busch InBev SA, ADR(1)	4,290	244,058
Argenx SE, ADR(2)	215	108,035
Barco NV	1,189	25,521
Bekaert SA	999	47,369
bpost SA	3,655	17,207
Cie d'Entreprises CFE	208	1,819
Deceuninck NV	1,645	4,098
Deme Group NV	208	24,336
D'ieteren Group	333	54,387
Elia Group SA	357	41,160
Etablissements Franz Colruyt NV	1,857	70,816
Euronav NV	4,515	78,636
EVS Broadcast Equipment SA	45	1,212
Fagron	2,461	43,906
Galapagos NV, ADR(1)(2)	686	25,992
Gimv NV	622	28,570
Ion Beam Applications	379	4,989
KBC Ancora	1,121	49,697
84

Avantis International Equity Fund
	Shares	Value
KBC Group NV	2,560	$167,962
Kinepolis Group NV	280	13,299
Melexis NV	511	48,188
Proximus SADP	2,382	18,003
Recticel SA(1)	118	1,295
Shurgard Self Storage Ltd.	488	22,407
Solvay SA	1,500	173,696
Tessenderlo Group SA	527	16,340
UCB SA	1,607	144,143
Umicore SA	3,887	102,999
VGP NV	302	31,529
		1,764,807
Canada — 10.2%
ADENTRA, Inc.(1)	1,000	24,933
Advantage Energy Ltd.(2)	7,300	52,027
Aecon Group, Inc.	3,160	26,754
AGF Management Ltd., Class B	1,000	5,884
Agnico Eagle Mines Ltd.	4,707	228,557
Air Canada(2)	900	15,200
Alamos Gold, Inc., Class A	8,600	110,619
Alaris Equity Partners Income	100	1,129
Algoma Steel Group, Inc.(1)	1,600	12,244
Algonquin Power & Utilities Corp.(1)	3,400	25,742
Alimentation Couche-Tard, Inc.	5,500	287,618
AltaGas Ltd.(1)	1,300	25,419
Altius Minerals Corp.(1)	500	8,156
Andlauer Healthcare Group, Inc.	600	19,538
ARC Resources Ltd.	16,188	246,917
Argonaut Gold, Inc.(2)	5,100	2,718
Aris Mining Corp.(2)	2,600	6,042
Atco Ltd., Class I	2,000	55,210
Athabasca Oil Corp.(2)	23,500	65,220
Atrium Mortgage Investment Corp.(1)	700	5,709
ATS Corp.(2)	500	22,432
B2Gold Corp.	34,153	105,148
Badger Infrastructure Solution	400	10,506
Ballard Power Systems, Inc.(1)(2)	2,100	8,843
Bank of Montreal	6,418	552,740
Bank of Nova Scotia	8,739	414,702
Barrick Gold Corp. (Toronto)	14,651	237,461
Bausch Health Cos., Inc.(2)	920	7,680
Baytex Energy Corp.(1)(2)	19,550	79,577
BCE, Inc.	600	25,417
Birchcliff Energy Ltd.(1)	9,527	58,874
Bird Construction, Inc.	300	2,427
Bombardier, Inc., Class B(2)	584	23,823
Bonterra Energy Corp.(2)	1,100	5,935
Boralex, Inc., A Shares(1)	1,900	46,094
Boyd Group Services, Inc.	199	35,890
Brookfield Asset Management Ltd., Class A(1)	1,015	35,073
Brookfield Corp.(1)	3,850	131,411
85

Avantis International Equity Fund
	Shares	Value
Brookfield Infrastructure Corp., Class A	106	$4,118
Brookfield Reinsurance Ltd.(2)	211	7,308
Brookfield Renewable Corp., Class A	700	19,541
BRP, Inc.	600	45,884
CAE, Inc.(2)	1,300	31,355
Calfrac Well Services Ltd.(2)	1,600	7,140
Calibre Mining Corp.(2)	2,700	3,157
Cameco Corp.	2,200	81,409
Canacol Energy Ltd.(1)	419	3,566
Canada Goose Holdings, Inc.(1)(2)	600	9,449
Canadian Imperial Bank of Commerce(1)	10,046	398,063
Canadian National Railway Co.(1)	3,732	420,375
Canadian Natural Resources Ltd.	10,300	666,390
Canadian Pacific Kansas City Ltd.	2,500	198,453
Canadian Tire Corp. Ltd., Class A	500	59,318
Canadian Utilities Ltd., A Shares	2,500	59,244
Canadian Western Bank	1,900	36,968
Canfor Corp.(2)	1,800	27,682
Capital Power Corp.	3,600	108,357
Capstone Copper Corp.(2)	9,500	44,224
Cardinal Energy Ltd.(1)	4,800	25,648
Cargojet, Inc.(1)	300	21,334
Cascades, Inc.(1)	2,300	21,635
CCL Industries, Inc., Class B	1,800	80,448
Celestica, Inc.(2)	3,800	88,588
Cenovus Energy, Inc.	16,838	335,713
Centerra Gold, Inc.	6,800	40,814
CES Energy Solutions Corp.	4,300	11,711
CGI, Inc.(2)	1,700	177,272
Chorus Aviation, Inc.(1)(2)	1,800	3,583
CI Financial Corp.(1)	3,100	39,782
Cogeco Communications, Inc.	300	14,809
Cogeco, Inc.(1)	100	3,700
Colliers International Group, Inc.	400	46,214
Computer Modelling Group Ltd.	200	1,285
Constellation Software, Inc.	100	205,407
Corus Entertainment, Inc., B Shares(1)	2,600	2,617
Crescent Point Energy Corp.	17,017	140,045
Crew Energy, Inc.(1)(2)	5,200	24,438
Definity Financial Corp.	1,800	49,529
Descartes Systems Group, Inc.(2)	600	44,987
Dollarama, Inc.	2,700	175,064
Doman Building Materials Group Ltd.	1,200	6,901
Dorel Industries, Inc., Class B(1)(2)	500	2,191
DREAM Unlimited Corp., Class A(1)	400	6,291
Dundee Precious Metals, Inc.	4,590	29,622
Eldorado Gold Corp. (Toronto)(2)	6,000	57,327
Element Fleet Management Corp.	9,700	149,104
Emera, Inc.	3,800	142,444
Empire Co. Ltd., Class A	2,600	67,732
Enbridge, Inc.	7,000	245,767
86

Avantis International Equity Fund
	Shares	Value
Enerflex Ltd.	4,000	$24,689
Enerplus Corp.	7,148	122,254
Enghouse Systems Ltd.	300	6,805
Ensign Energy Services, Inc.(1)(2)	2,800	6,382
EQB, Inc.	400	23,028
Equinox Gold Corp.(1)(2)	7,893	39,780
ERO Copper Corp.(1)(2)	2,600	53,782
Evertz Technologies Ltd.	400	3,783
Exco Technologies Ltd.	200	1,168
Extendicare, Inc.(1)	900	4,296
Fairfax Financial Holdings Ltd.	400	329,861
Finning International, Inc.	900	28,262
Firm Capital Mortgage Investment Corp.(1)	600	4,769
First Majestic Silver Corp.(1)	6,000	36,812
First Mining Gold Corp.(2)	9,000	932
First National Financial Corp.	400	11,072
First Quantum Minerals Ltd.	7,200	193,428
FirstService Corp.	200	30,244
Fortis, Inc.(1)	4,628	181,496
Fortuna Silver Mines, Inc.(1)(2)	7,799	24,242
Franco-Nevada Corp.	1,200	172,877
Freehold Royalties Ltd.(1)	4,800	51,083
Frontera Energy Corp.(2)	1,500	11,523
Galiano Gold, Inc.(1)(2)	1,100	700
Gear Energy Ltd.(1)	16,300	10,133
George Weston Ltd.	800	88,721
GFL Environmental, Inc.(1)	1,600	51,853
Gibson Energy, Inc.	2,500	37,596
Gildan Activewear, Inc.	1,700	50,703
goeasy Ltd.	400	37,377
Great-West Lifeco, Inc.(1)	5,100	146,561
Headwater Exploration, Inc.	6,500	34,492
Heroux-Devtek, Inc.(1)(2)	600	7,047
High Liner Foods, Inc.(1)	200	1,754
Home Capital Group, Inc.	941	30,823
Hudbay Minerals, Inc.(1)	7,262	36,117
Hut 8 Mining Corp.(1)(2)	9,500	23,202
Hydro One Ltd.(1)	5,200	135,157
i-80 Gold Corp.(2)	800	1,593
iA Financial Corp., Inc.	3,700	232,126
IAMGOLD Corp.(2)	17,100	42,396
IGM Financial, Inc.(1)	600	17,105
Imperial Oil Ltd.(1)	3,400	193,074
Intact Financial Corp.	1,900	267,873
Interfor Corp.(2)	1,700	28,686
International Petroleum Corp.(2)	127	1,191
Ivanhoe Mines Ltd., Class A(2)	2,400	21,350
Kelt Exploration Ltd.(2)	6,100	31,692
Keyera Corp.(1)	5,700	140,813
Kinross Gold Corp.	41,100	208,663
Knight Therapeutics, Inc.(1)(2)	2,400	8,117
87

Avantis International Equity Fund
	Shares	Value
Labrador Iron Ore Royalty Corp.(1)	1,100	$25,571
Largo, Inc.(1)(2)	700	2,290
Laurentian Bank of Canada	1,000	27,198
Lightspeed Commerce, Inc.(2)	1,300	21,224
Linamar Corp.	1,300	68,223
Loblaw Cos. Ltd.	1,500	130,251
Lumine Group, Inc.(2)	300	5,111
Lundin Gold, Inc.	3,300	39,565
Lundin Mining Corp.	11,400	88,419
Magna International, Inc.	5,000	294,109
Major Drilling Group International, Inc.(2)	3,271	21,061
Manulife Financial Corp.	29,000	536,131
Martinrea International, Inc.	2,900	29,318
MCAN Mortgage Corp.	400	4,811
MEG Energy Corp.(2)	7,100	127,003
Methanex Corp.(1)	2,100	89,365
Metro, Inc.(1)	1,900	97,925
MTY Food Group, Inc.(1)	200	9,785
Mullen Group Ltd.	2,800	29,633
National Bank of Canada	5,400	376,345
New Gold, Inc.(1)(2)	14,500	15,346
North American Construction Group Ltd.	1,300	32,182
North West Co., Inc.	1,300	29,344
Northland Power, Inc.(1)	5,280	99,840
Nutrien Ltd.	5,100	323,053
NuVista Energy Ltd.(2)	6,900	63,321
Obsidian Energy Ltd.(1)(2)	3,300	23,348
OceanaGold Corp.	18,400	39,763
Onex Corp.	1,200	74,147
Open Text Corp.	2,300	92,684
Osisko Gold Royalties Ltd. (Toronto)(1)	3,000	40,098
Osisko Mining, Inc.(2)	1,400	2,922
Pan American Silver Corp.(1)	6,162	101,879
Paramount Resources Ltd., A Shares(1)	2,100	48,646
Parex Resources, Inc.	3,200	60,557
Parkland Corp.	2,100	55,562
Pason Systems, Inc.	1,100	11,316
Pembina Pipeline Corp.	6,400	198,934
Peyto Exploration & Development Corp.(1)	6,900	64,087
Pine Cliff Energy Ltd.(1)	6,700	7,091
Pipestone Energy Corp.	4,000	6,750
Pizza Pizza Royalty Corp.	200	2,168
Polaris Renewable Energy, Inc.	400	4,278
Power Corp. of Canada	2,705	73,871
PrairieSky Royalty Ltd.	2,300	44,002
Precision Drilling Corp.(1)(2)	400	26,385
Premium Brands Holdings Corp.	300	23,064
Primo Water Corp.	700	10,682
Quarterhill, Inc.(1)	800	876
Quebecor, Inc., Class B(1)	1,800	41,150
RB Global, Inc.	1,400	86,578
88

Avantis International Equity Fund
	Shares	Value
Real Matters, Inc.(1)(2)	3,450	$17,439
Restaurant Brands International, Inc.	2,900	201,425
Rogers Communications, Inc., Class B	5,300	215,616
Royal Bank of Canada	9,388	845,837
Russel Metals, Inc.	2,300	68,411
Sandstorm Gold Ltd.(1)	2,900	16,011
Saputo, Inc.(1)	1,800	38,912
Secure Energy Services, Inc.	7,500	41,519
ShawCor Ltd.(2)	2,500	34,469
Shopify, Inc., Class A(2)	3,300	219,536
Sienna Senior Living, Inc.(1)	100	869
Silvercorp Metals, Inc.	5,300	13,807
Sleep Country Canada Holdings, Inc.	600	10,986
Softchoice Corp.(1)	1,100	13,579
Spartan Delta Corp.	4,800	14,991
Spin Master Corp., VTG Shares	1,000	26,606
SSR Mining, Inc.(1)	2,809	41,661
Stantec, Inc.	1,400	93,520
Stelco Holdings, Inc.(1)	1,300	37,234
Sun Life Financial, Inc.	4,700	229,261
Suncor Energy, Inc.(1)	14,966	506,952
Surge Energy, Inc.(1)	2,500	15,357
Tamarack Valley Energy Ltd.(1)	21,200	57,268
Taseko Mines Ltd.(1)(2)	3,500	5,025
TC Energy Corp.(1)	5,486	198,133
Teck Resources Ltd., Class B	8,300	343,253
TELUS Corp.(2)	134	2,353
TELUS Corp. (Toronto)	3,300	57,955
TFI International, Inc.	1,000	136,264
Thomson Reuters Corp.	700	90,137
Tidewater Midstream & Infrastructure Ltd.(1)	8,200	6,554
Timbercreek Financial Corp.(1)	1,500	8,071
TMX Group Ltd.	1,500	33,193
Torex Gold Resources, Inc.(2)	3,738	43,184
Toromont Industries Ltd.	1,000	82,031
Toronto-Dominion Bank	11,365	693,238
Total Energy Services, Inc.	1,600	11,131
Tourmaline Oil Corp.	6,200	317,938
TransAlta Corp.	4,800	46,075
TransAlta Renewables, Inc.(1)	1,500	14,598
Transcontinental, Inc., Class A	1,260	12,337
Treasury Metals, Inc.(1)(2)	300	56
Trican Well Service Ltd.	3,500	12,382
Tricon Residential, Inc. (Toronto)(1)	5,288	44,849
Vermilion Energy, Inc.(1)	5,433	79,131
Victoria Gold Corp.(2)	1,300	6,581
Viemed Healthcare, Inc.(1)(2)	200	1,599
Wajax Corp.	500	10,406
Wesdome Gold Mines Ltd.(2)	2,200	13,758
West Fraser Timber Co. Ltd.	1,572	118,831
Western Forest Products, Inc.(1)	5,500	3,826
89

Avantis International Equity Fund
	Shares	Value
Westshore Terminals Investment Corp.	600	$12,917
Wheaton Precious Metals Corp.	2,600	113,413
Whitecap Resources, Inc.(1)	10,796	88,289
Winpak Ltd.	500	14,783
WSP Global, Inc.	1,300	182,089
Yangarra Resources Ltd.(2)	4,100	5,583
		20,071,646
China†
Chow Tai Fook Jewellery Group Ltd.	5,200	7,885
Fullshare Holdings Ltd.(1)(2)	167,500	812
LK Technology Holdings Ltd.(1)	10,000	9,591
Truly International Holdings Ltd.	24,000	2,657
		20,945
Denmark — 2.7%
Alm Brand A/S	21,735	35,923
AP Moller - Maersk A/S, A Shares	64	114,373
AP Moller - Maersk A/S, B Shares	106	192,429
Bang & Olufsen A/S(2)	1,614	2,119
Bavarian Nordic A/S(2)	1,131	25,107
Carlsberg AS, B Shares	546	78,950
Chemometec A/S(2)	181	11,078
Chr Hansen Holding A/S	468	30,516
Coloplast A/S, B Shares	598	68,110
D/S Norden A/S	1,124	53,942
Danske Bank A/S	9,891	222,017
Demant A/S(2)	632	25,801
Dfds A/S	1,450	48,488
DSV A/S	825	156,667
Genmab A/S, ADR(2)	5,400	206,766
GN Store Nord AS(2)	283	5,780
H Lundbeck A/S	3,924	19,878
H Lundbeck A/S, A Shares	981	4,376
H+H International A/S, B Shares(2)	331	3,422
ISS A/S	387	6,869
Jyske Bank A/S(2)	1,549	110,155
Nilfisk Holding A/S(2)	257	5,027
NKT A/S(2)	2,253	121,928
NNIT A/S(2)	254	2,986
Novo Nordisk A/S, ADR	13,121	2,435,520
Novozymes A/S, B Shares	2,575	111,461
Orsted AS	1,620	103,931
Pandora A/S	1,550	160,515
Per Aarsleff Holding A/S	1,039	50,202
Ringkjoebing Landbobank A/S	587	86,888
ROCKWOOL A/S, B Shares	198	50,534
Royal Unibrew A/S	767	67,261
Schouw & Co. A/S	303	22,241
SimCorp A/S	740	78,681
Solar A/S, B Shares	136	9,213
SP Group A/S	96	2,841
Spar Nord Bank A/S	2,302	34,739
90

Avantis International Equity Fund
	Shares	Value
Sydbank AS	1,368	$64,254
Topdanmark AS	699	33,080
TORM PLC, Class A	1,462	35,935
Tryg A/S	2,333	44,512
Vestas Wind Systems A/S(2)	12,526	289,415
		5,233,930
Finland — 0.8%
Aktia Bank Oyj	500	5,147
Anora Group Oyj(1)	109	554
Cargotec Oyj, B Shares	1,209	56,753
Caverion Oyj	704	6,644
Citycon Oyj(2)	1,917	11,777
Elisa Oyj	863	42,366
Finnair Oyj(2)	25,656	14,343
Fortum Oyj	3,183	42,730
Harvia Oyj	623	15,498
HKScan Oyj, A Shares(1)(2)	1,333	1,098
Huhtamaki Oyj(1)	439	15,080
Kemira Oyj	3,156	49,953
Kesko Oyj, B Shares	3,922	76,559
Kojamo Oyj	1,599	15,937
Kone Oyj, B Shares	2,858	130,008
Konecranes Oyj	891	30,755
Marimekko Oyj	615	7,433
Metsa Board Oyj, Class B(1)	4,677	37,354
Metso Oyj	6,870	78,906
Musti Group Oyj(2)	248	5,495
Neste Oyj	1,754	64,167
Nokia Oyj, ADR(1)	34,582	137,982
Nokian Renkaat Oyj	3,168	27,445
Oriola Oyj, B Shares	441	452
Orion Oyj, Class B	2,087	85,297
Outokumpu Oyj	8,208	38,240
Puuilo Oyj	1,119	9,021
Revenio Group Oyj	298	7,619
Sampo Oyj, A Shares	4,664	204,722
Sanoma Oyj	490	3,772
Stora Enso Oyj, R Shares	7,800	99,197
TietoEVRY Oyj	97	2,372
Tokmanni Group Corp.(1)	974	14,422
UPM-Kymmene Oyj	3,902	133,536
Uponor Oyj	1,775	56,053
Valmet Oyj(1)	1,331	33,845
Wartsila Oyj Abp	6,032	76,551
YIT Oyj(1)	5,343	13,031
		1,652,114
France — 10.0%
ABC arbitrage	396	2,619
Accor SA	1,260	45,062
Aeroports de Paris	732	96,337
Air France-KLM(2)	804	12,238
91

Avantis International Equity Fund
	Shares	Value
Air Liquide SA	3,722	$672,477
Airbus SE	5,438	795,617
AKWEL	46	734
ALD SA	4,580	44,275
Alstom SA	1,620	44,674
Alten SA	263	37,363
Amundi SA	513	30,536
APERAM SA	822	23,258
ArcelorMittal SA, NY Shares	9,625	256,121
Arkema SA	780	81,509
Atos SE(1)(2)	1,280	10,728
Aubay	27	1,251
AXA SA	17,284	519,296
Bigben Interactive(2)	62	287
BioMerieux	776	80,145
BNP Paribas SA	10,433	674,677
Bollore SE	12,196	72,143
Bonduelle SCA(1)	188	2,239
Bouygues SA	5,422	187,221
Bureau Veritas SA	5,500	147,335
Capgemini SE	984	183,635
Carrefour SA	13,100	250,390
Casino Guichard Perrachon SA(1)(2)	675	2,159
Catana Group	664	5,249
Cellectis SA, ADR(2)	316	645
Cie de Saint-Gobain	10,452	679,925
Cie des Alpes	1,031	14,544
Cie Generale des Etablissements Michelin SCA	12,719	397,926
Cie Plastic Omnium SA	2,929	51,383
Clariane SE(1)	780	5,273
Coface SA	2,961	39,638
Credit Agricole SA	13,731	173,083
Danone SA	2,522	147,014
Dassault Aviation SA	775	152,179
Dassault Systemes SE	3,545	140,490
Derichebourg SA	3,292	17,971
Edenred	1,558	99,281
Eiffage SA	2,632	260,129
Elis SA	536	10,230
Engie SA	24,775	398,983
Eramet SA	355	27,187
EssilorLuxottica SA	1,156	217,278
Esso SA Francaise(1)	168	9,809
Etablissements Maurel et Prom SA	1,540	7,366
Eurazeo SE	1,052	61,986
Euroapi SA(2)	956	13,003
Eurofins Scientific SE	1,326	81,619
Euronext NV	633	45,697
Eutelsat Communications SA(1)	5,881	35,783
Fnac Darty SA	114	3,552
Focus Entertainment(2)	53	1,951
92

Avantis International Equity Fund
	Shares	Value
Gaztransport Et Technigaz SA	753	$93,247
Genfit SA(1)(2)	1,825	6,551
Getlink SE	5,232	87,570
Groupe LDLC(1)	99	2,420
Hermes International	238	489,491
ID Logistics Group(2)	79	20,578
Imerys SA	922	31,391
Infotel SA	51	2,844
Innate Pharma SA(1)(2)	719	2,191
Interparfums SA	522	34,475
Ipsen SA	1,248	161,671
IPSOS	281	14,062
Jacquet Metals SACA	231	4,500
JCDecaux SE(2)	1,994	37,006
Kalray SADIR(2)	687	22,197
Kaufman & Broad SA	197	5,679
Kering SA	971	519,223
La Francaise des Jeux SAEM	2,967	107,286
Legrand SA	1,109	109,258
LISI	253	6,171
L'Oreal SA	828	363,684
LVMH Moet Hennessy Louis Vuitton SE	1,863	1,575,460
Maisons du Monde SA	672	6,270
Manitou BF SA	243	6,376
Mersen SA	553	25,132
Metropole Television SA	937	12,838
Nacon SA(2)	39	67
Neoen SA	272	8,158
Nexans SA	811	66,710
Nexity SA	557	9,236
Novacyt SA(1)(2)	1,610	1,536
Orange SA, ADR(1)	35,204	393,581
Orpea SA(1)(2)	451	839
Pernod Ricard SA	1,518	297,913
Publicis Groupe SA	1,906	148,721
Remy Cointreau SA(2)	170	26,298
Renault SA	5,762	232,492
ReWorld Media SA(2)	641	2,521
Rexel SA	7,097	166,404
Rubis SCA	851	20,747
Safran SA	5,350	857,419
Sanofi, ADR	10,369	551,423
Sartorius Stedim Biotech	148	41,974
Schneider Electric SE	2,348	402,467
SCOR SE	3,011	93,618
SEB SA	387	42,479
SES SA	12,776	92,988
SMCP SA(2)	707	4,597
Societe BIC SA	346	22,115
Societe Generale SA	16,580	469,731
Sodexo SA	690	74,023
93

Avantis International Equity Fund
	Shares	Value
SOITEC(2)	372	$67,995
Solutions 30 SE(1)(2)	1,773	5,386
Sopra Steria Group SACA	213	46,851
SPIE SA	1,881	56,312
STMicroelectronics NV, NY Shares	19,731	932,487
Technip Energies NV	2,687	62,187
Teleperformance	503	69,500
Television Francaise 1	741	6,011
Thales SA	1,063	155,017
TotalEnergies SE, ADR	24,635	1,549,788
Trigano SA	241	33,902
Ubisoft Entertainment SA(2)	3,267	98,793
Valeo SA	7,174	139,450
Vallourec SA(2)	2,861	38,233
Veolia Environnement SA	3,471	108,285
Verallia SA	3,007	143,684
Vicat SA	337	11,362
Vinci SA	6,706	746,968
Virbac SA	6	1,788
Vivendi SE	12,173	110,870
Wavestone	105	6,213
Worldline SA(2)	673	21,904
X-Fab Silicon Foundries SE(2)	1,705	19,313
		19,581,427
Germany — 7.2%
1&1 AG	260	3,863
7C Solarparken AG	2,864	10,334
Adesso SE	58	7,257
adidas AG	1,355	270,417
ADLER Group SA(2)	223	124
Allianz SE	3,221	782,958
Amadeus Fire AG	60	7,321
Aroundtown SA(2)	14,194	25,591
Atoss Software AG	106	25,799
AURELIUS Equity Opportunities SE & Co. KGaA(2)	862	12,011
Aurubis AG	774	64,001
Auto1 Group SE(2)	2,268	18,998
BASF SE	8,114	410,709
Bayer AG	4,528	247,738
Bayerische Motoren Werke AG	4,424	465,312
Bayerische Motoren Werke AG, Preference Shares	926	88,972
BayWa AG	414	14,599
Bechtle AG	924	44,921
Befesa SA	386	14,207
Beiersdorf AG	1,086	142,196
Bertrandt AG	99	4,937
Bijou Brigitte AG	20	759
Bilfinger SE	1,000	34,652
Borussia Dortmund GmbH & Co. KGaA(2)	4,118	20,650
Brenntag SE	1,689	136,613
CANCOM SE	635	18,422
94

Avantis International Equity Fund
	Shares	Value
Carl Zeiss Meditec AG, Bearer Shares	459	$45,526
CECONOMY AG(2)	4,325	11,267
Cewe Stiftung & Co. KGAA	242	23,772
Commerzbank AG	22,127	243,120
CompuGroup Medical SE & Co. KgaA	693	32,387
Continental AG	2,620	194,347
Covestro AG(2)	3,884	206,257
CropEnergies AG	1,158	10,693
CTS Eventim AG & Co. KGaA	1,155	71,851
Daimler Truck Holding AG	8,798	309,572
Delivery Hero SE(2)	1,180	43,044
Dermapharm Holding SE	489	23,378
Deutsche Bank AG	34,693	377,807
Deutsche Beteiligungs AG	216	7,605
Deutsche Boerse AG	1,023	181,607
Deutsche Lufthansa AG(2)	19,192	171,391
Deutsche Pfandbriefbank AG	2,973	23,417
Deutsche Telekom AG	27,107	580,185
Deutz AG	2,787	13,076
DHL Group	8,931	416,480
DIC Asset AG	312	1,468
Dr. Ing. h.c. F. Porsche AG, Preference Shares	336	37,057
Draegerwerk AG & Co. KGaA	78	3,213
Draegerwerk AG & Co. KGaA, Preference Shares	416	20,106
Duerr AG	2,142	63,850
E.ON SE	23,083	284,144
Elmos Semiconductor SE	204	14,746
ElringKlinger AG	121	795
Encavis AG(2)	3,168	48,520
Energiekontor AG	210	19,886
Evonik Industries AG	2,361	45,237
Evotec SE(2)	3,815	89,410
Fielmann AG	995	46,701
flatexDEGIRO AG(2)	1,036	9,070
Fraport AG Frankfurt Airport Services Worldwide(2)	618	33,470
Freenet AG	1,980	47,417
Fresenius Medical Care AG & Co. KGaA, ADR	1,743	41,762
Fresenius SE & Co. KGaA	368	11,798
FUCHS SE, Preference Shares	923	38,261
GEA Group AG	2,344	92,432
GFT Technologies SE	224	6,257
Grand City Properties SA(2)	1,895	16,913
GRENKE AG	746	18,968
Hamburger Hafen und Logistik AG	771	8,475
Hannover Rueck SE	1,283	272,866
Heidelberg Materials AG	3,120	250,869
Heidelberger Druckmaschinen AG(2)	3,633	5,100
HelloFresh SE(2)	4,685	150,989
Henkel AG & Co. KGaA	460	31,790
Henkel AG & Co. KGaA, Preference Shares	1,106	84,754
Hensoldt AG	1,277	41,388
95

Avantis International Equity Fund
	Shares	Value
HOCHTIEF AG	490	$52,311
Hornbach Holding AG & Co. KGaA	279	21,940
Hugo Boss AG	1,887	142,054
Indus Holding AG	450	10,801
Infineon Technologies AG	17,249	616,405
Init Innovation in Traffic Systems SE	40	1,196
Instone Real Estate Group SE	786	5,023
JOST Werke SE	365	18,827
Jungheinrich AG, Preference Shares	1,935	64,224
K+S AG	6,264	117,637
KION Group AG	860	34,332
Kloeckner & Co. SE	2,934	25,070
Knorr-Bremse AG	1,492	101,904
Koenig & Bauer AG(2)	246	3,961
Kontron AG	1,638	35,655
Krones AG	571	61,831
KSB SE & Co. KGaA, Preference Shares	15	9,756
KWS Saat SE & Co. KGaA	122	7,419
Lang & Schwarz AG	141	1,332
Lanxess AG	1,807	57,022
LEG Immobilien SE(2)	971	69,928
Leifheit AG	4	80
LPKF Laser & Electronics SE(2)	302	2,479
Mercedes-Benz Group AG	7,217	528,102
Merck KGaA	375	67,322
METRO AG(2)	5,078	40,425
MLP SE	786	4,175
MTU Aero Engines AG	789	184,169
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,371	532,166
Mutares SE & Co. KGaA	412	9,818
Nagarro SE(2)	105	7,903
Nemetschek SE	560	38,677
New Work SE	30	3,206
Norma Group SE	783	14,375
OHB SE	22	1,020
PATRIZIA SE	274	2,616
Pfeiffer Vacuum Technology AG	80	12,771
Porsche Automobil Holding SE, Preference Shares	2,171	116,446
ProSiebenSat.1 Media SE	1,940	15,377
publity AG(2)	24	510
Puma SE	1,771	118,690
QIAGEN NV(2)	1,910	86,886
Rational AG	74	56,369
Rheinmetall AG	489	132,825
RTL Group SA	47	1,736
RWE AG	4,494	185,048
SAF-Holland SE	2,776	34,566
Salzgitter AG	583	17,153
SAP SE, ADR	3,018	421,584
Sartorius AG, Preference Shares	245	100,187
Schaeffler AG, Preference Shares	4,079	24,211
96

Avantis International Equity Fund
	Shares	Value
Scout24 SE	760	$52,354
SGL Carbon SE(1)(2)	2,080	15,733
Siemens AG	4,181	628,115
Siemens Energy AG(2)	5,149	73,280
Siemens Healthineers AG	1,492	74,693
Siltronic AG	432	34,442
Sixt SE	346	36,887
Sixt SE, Preference Shares	653	42,334
SMA Solar Technology AG(2)	156	12,533
Software AG(2)	430	14,827
Stabilus SE	666	37,366
Steico SE	77	2,531
STO SE & Co. KGaA, Preference Shares	45	6,702
STRATEC SE	85	4,588
Stroeer SE & Co. KGaA	604	27,433
Suedzucker AG	1,714	27,650
SUESS MicroTec SE	143	3,346
Symrise AG	665	69,323
Synlab AG	1,246	12,732
TAG Immobilien AG(2)	4,674	52,985
TeamViewer SE(2)	3,705	68,666
Telefonica Deutschland Holding AG	28,077	53,379
thyssenkrupp AG	5,850	44,956
UmweltBank AG	260	2,676
Uniper SE(2)	1,851	12,172
United Internet AG	1,451	27,902
VERBIO Vereinigte BioEnergie AG	803	37,954
Villeroy & Boch AG, Preference Shares	155	2,824
Vitesco Technologies Group AG, Class A(2)	674	53,200
Volkswagen AG	355	50,731
Volkswagen AG, Preference Shares	1,800	220,288
Vonovia SE	7,918	189,979
Wacker Chemie AG	203	29,900
Wacker Neuson SE	447	9,873
Washtec AG	108	3,904
Wuestenrot & Wuerttembergische AG	218	3,629
Zalando SE(2)	2,984	92,759
		14,052,021
Hong Kong — 2.1%
AIA Group Ltd.	77,468	700,950
ASMPT Ltd.	9,100	91,063
AustAsia Group Ltd.(2)	2,080	589
Bank of East Asia Ltd.	31,200	44,435
BOC Hong Kong Holdings Ltd.	44,000	122,245
Bright Smart Securities & Commodities Group Ltd.	14,000	2,550
Budweiser Brewing Co. APAC Ltd.	14,200	30,749
Cafe de Coral Holdings Ltd.	16,000	19,386
Chow Sang Sang Holdings International Ltd.	5,000	5,983
CITIC Telecom International Holdings Ltd.	25,000	9,717
CK Asset Holdings Ltd.	34,906	192,603
CK Hutchison Holdings Ltd.	22,500	122,625
97

Avantis International Equity Fund
	Shares	Value
CK Infrastructure Holdings Ltd.	11,500	$58,128
CLP Holdings Ltd.	21,500	168,593
C-Mer Eye Care Holdings Ltd.(1)(2)	16,000	7,527
Comba Telecom Systems Holdings Ltd.	18,000	2,479
Cowell e Holdings, Inc.(1)(2)	11,000	21,672
Dah Sing Banking Group Ltd.	16,800	11,484
Dah Sing Financial Holdings Ltd.	3,200	7,032
DFI Retail Group Holdings Ltd.(1)	2,300	5,680
E-Commodities Holdings Ltd.	82,000	14,715
Esprit Holdings Ltd.(2)	5,100	273
ESR Group Ltd.	7,800	11,704
Fairwood Holdings Ltd.	2,000	2,771
Far East Consortium International Ltd.	16,500	3,744
First Pacific Co. Ltd.	24,000	10,218
Futu Holdings Ltd., ADR(1)(2)	705	42,018
Galaxy Entertainment Group Ltd.(2)	8,000	52,878
Giordano International Ltd.	52,000	19,952
Guotai Junan International Holdings Ltd.	40,000	3,311
Haitong International Securities Group Ltd.(1)(2)	34,100	2,738
Hang Lung Group Ltd.	28,000	38,621
Hang Lung Properties Ltd.	49,000	65,261
Hang Seng Bank Ltd.	5,000	63,721
Henderson Land Development Co. Ltd.	19,000	52,177
HK Electric Investments & HK Electric Investments Ltd.	28,500	16,533
HKT Trust & HKT Ltd.	41,000	43,692
Hong Kong & China Gas Co. Ltd.	52,332	38,462
Hong Kong Exchanges & Clearing Ltd.	4,000	155,033
Hong Kong Technology Venture Co. Ltd.(1)	27,000	11,965
Hongkong & Shanghai Hotels Ltd.(2)	1,000	811
Hongkong Land Holdings Ltd.	17,800	63,147
Hutchison Telecommunications Hong Kong Holdings Ltd.	20,000	2,803
Hysan Development Co. Ltd.	18,000	37,495
IGG, Inc.(2)	10,000	4,690
IRC Ltd.(1)(2)	202,000	2,365
Jardine Matheson Holdings Ltd.	3,500	166,401
Johnson Electric Holdings Ltd.	4,000	5,356
K Wah International Holdings Ltd.	11,000	3,309
Kerry Logistics Network Ltd.	728	684
Kerry Properties Ltd.	10,000	18,478
Luk Fook Holdings International Ltd.	12,000	29,735
Man Wah Holdings Ltd.	44,400	32,268
Melco Resorts & Entertainment Ltd., ADR(2)	2,192	24,594
MGM China Holdings Ltd.(1)(2)	800	1,004
Modern Dental Group Ltd.	6,000	2,436
MTR Corp. Ltd.	13,500	56,328
New World Development Co. Ltd.	29,000	61,578
NWS Holdings Ltd.	38,000	43,268
Oriental Watch Holdings(1)	24,828	13,426
Pacific Basin Shipping Ltd.	190,000	51,453
Pacific Century Premium Developments Ltd.(2)	2,268	87
Pacific Textiles Holdings Ltd.	12,000	2,553
98

Avantis International Equity Fund
	Shares	Value
PAX Global Technology Ltd.	25,000	$18,919
PC Partner Group Ltd.	8,000	3,371
PCCW Ltd.	27,024	12,849
Perfect Medical Health Management Ltd.	7,000	3,479
Power Assets Holdings Ltd.	10,000	49,225
Realord Group Holdings Ltd.(1)(2)	6,000	4,147
Sa Sa International Holdings Ltd.(2)	4,000	581
Sands China Ltd.(2)	11,600	39,239
Shangri-La Asia Ltd.(2)	10,000	6,838
Shun Tak Holdings Ltd.(2)	58,000	8,120
Singamas Container Holdings Ltd.	96,000	8,685
Sino Land Co. Ltd.	72,495	83,041
SITC International Holdings Co. Ltd.	40,000	74,604
SJM Holdings Ltd.(1)(2)	17,500	7,047
Sun Hung Kai & Co. Ltd.	10,000	3,532
Sun Hung Kai Properties Ltd.	14,000	157,593
SUNeVision Holdings Ltd.	11,000	5,258
Swire Pacific Ltd., Class A	13,500	111,313
Swire Properties Ltd.	12,600	26,331
Techtronic Industries Co. Ltd.	5,500	54,245
Texhong International Group Ltd.	4,000	2,140
Texwinca Holdings Ltd.	4,000	601
Theme International Holdings Ltd.(2)	80,000	7,542
United Energy Group Ltd.	212,000	28,141
United Laboratories International Holdings Ltd.	54,000	48,215
Value Partners Group Ltd.(1)	10,000	3,403
Vitasoy International Holdings Ltd.	6,000	7,730
VTech Holdings Ltd.	6,400	39,069
WH Group Ltd.	264,423	136,176
Wharf Real Estate Investment Co. Ltd.	20,000	83,352
Wynn Macau Ltd.(1)(2)	7,600	7,406
Xinyi Glass Holdings Ltd.	31,000	45,731
Yue Yuen Industrial Holdings Ltd.	30,000	37,597
		4,025,066
Ireland — 0.7%
AIB Group PLC	30,590	139,232
Bank of Ireland Group PLC	21,652	215,606
Cairn Homes PLC	18,229	22,716
CRH PLC	6,618	380,758
Dalata Hotel Group PLC(2)	6,843	31,925
FBD Holdings PLC	510	7,214
Glanbia PLC	4,457	74,086
Glenveagh Properties PLC(2)	34,927	37,907
ICON PLC(2)	165	42,890
Kerry Group PLC, A Shares	888	82,851
Kingspan Group PLC	1,815	153,357
Origin Enterprises PLC	6,048	21,508
Smurfit Kappa Group PLC	4,274	179,296
Uniphar PLC	1,590	4,807
		1,394,153
99

Avantis International Equity Fund
	Shares	Value
Israel — 0.8%
AFI Properties Ltd.(2)	174	$5,782
Africa Israel Residences Ltd.	154	7,249
Airport City Ltd.(2)	717	10,979
Alony Hetz Properties & Investments Ltd.	1,692	12,849
Amot Investments Ltd.	2,002	9,471
Ashtrom Group Ltd.	462	6,335
AudioCodes Ltd.	183	1,892
Azrieli Group Ltd.	181	9,703
Bank Hapoalim BM	13,673	113,201
Bank Leumi Le-Israel BM	11,663	90,534
Bezeq The Israeli Telecommunication Corp. Ltd.	30,094	40,732
Big Shopping Centers Ltd.(2)	98	8,183
Blue Square Real Estate Ltd.	143	8,432
Caesarstone Ltd.(2)	67	279
Carasso Motors Ltd.	1,555	6,732
Cellcom Israel Ltd.(2)	2,364	7,833
Check Point Software Technologies Ltd.(2)	666	89,637
Clal Insurance Enterprises Holdings Ltd.(2)	1,225	18,140
Cognyte Software Ltd.(2)	134	642
CyberArk Software Ltd.(2)	144	23,910
Danel Adir Yeoshua Ltd.	47	3,769
Delek Automotive Systems Ltd.	1,513	9,458
Delek Group Ltd.	167	23,958
Delta Galil Ltd.	164	6,408
Elbit Systems Ltd.	225	44,161
Elco Ltd.	83	2,676
Electra Consumer Products 1970 Ltd.	158	3,457
Electra Ltd.	28	10,834
Energix-Renewable Energies Ltd.	6,124	19,070
Equital Ltd.(2)	507	15,808
Fattal Holdings 1998 Ltd.(2)	115	11,265
FIBI Holdings Ltd.	572	24,890
First International Bank of Israel Ltd.	813	32,874
FMS Enterprises Migun Ltd.	27	768
Fox Wizel Ltd.	130	9,408
G City Ltd.	640	2,040
Gav-Yam Lands Corp. Ltd.	433	2,782
Harel Insurance Investments & Financial Services Ltd.	2,182	15,881
Hilan Ltd.	298	15,280
ICL Group Ltd.	8,805	52,617
IDI Insurance Co. Ltd.	30	652
Inmode Ltd.(2)	731	28,575
Inrom Construction Industries Ltd.	1,146	3,540
Isracard Ltd.	4,656	18,874
Israel Corp. Ltd.	71	19,701
Israel Discount Bank Ltd., A Shares	14,278	71,410
Israel Land Development Co. Ltd.	808	6,507
Isras Investment Co. Ltd.	46	8,625
Ituran Location & Control Ltd.	393	11,900
Kamada Ltd.(2)	160	923
100

Avantis International Equity Fund
	Shares	Value
Kenon Holdings Ltd.	115	$2,732
Kornit Digital Ltd.(2)	40	890
M Yochananof & Sons Ltd.	68	2,793
Matrix IT Ltd.	212	4,304
Mediterranean Towers Ltd.	327	709
Mega Or Holdings Ltd.	162	3,011
Melisron Ltd.	187	11,713
Menora Mivtachim Holdings Ltd.	483	10,184
Migdal Insurance & Financial Holdings Ltd.	14,966	17,368
Mivne Real Estate KD Ltd.	3,933	9,416
Mizrahi Tefahot Bank Ltd.	1,929	63,426
Monday.com Ltd.(2)	85	15,082
Nano Dimension Ltd., ADR(1)(2)	4,753	15,115
Neto Malinda Trading Ltd.(2)	370	5,165
Nice Ltd., ADR(1)(2)	301	58,635
Nova Ltd.(2)	378	48,744
Novolog Ltd.	5,599	2,759
Oil Refineries Ltd.	70,860	23,077
One Software Technologies Ltd.	600	7,634
Partner Communications Co. Ltd.(2)	3,082	12,899
Paz Ashdod Refinery Ltd.(2)	298	8,126
Paz Oil Co. Ltd.(2)	298	24,639
Perion Network Ltd.(2)	533	17,719
Phoenix Holdings Ltd.	2,948	29,538
Property & Building Corp. Ltd.(2)	45	1,774
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	268	15,490
Retailors Ltd.	194	3,948
Sapiens International Corp. NV	45	1,340
Scope Metals Group Ltd.(2)	181	5,783
Shapir Engineering & Industry Ltd.	1,813	12,441
Shikun & Binui Ltd.(2)	4,051	10,133
Shufersal Ltd.(2)	3,883	18,055
Strauss Group Ltd.(2)	509	11,044
Summit Real Estate Holdings Ltd.	420	5,529
Taro Pharmaceutical Industries Ltd.(2)	51	2,021
Tel Aviv Stock Exchange Ltd.(2)	917	4,816
Tera Light Ltd.(2)	69	129
Teva Pharmaceutical Industries Ltd., ADR(2)	7,311	71,355
Tower Semiconductor Ltd.(2)	396	11,553
Wix.com Ltd.(2)	297	29,335
YH Dimri Construction & Development Ltd.	124	7,672
ZIM Integrated Shipping Services Ltd.(1)	2,026	24,454
		1,583,176
Italy — 2.4%
A2A SpA	46,575	89,132
ACEA SpA	668	8,007
Amplifon SpA	1,006	32,668
Arnoldo Mondadori Editore SpA	2,193	5,110
Ascopiave SpA	1,761	4,116
Assicurazioni Generali SpA	6,628	137,286
Azimut Holding SpA	2,671	61,787
101

Avantis International Equity Fund
	Shares	Value
Banca Generali SpA	776	$28,300
Banca IFIS SpA	489	8,582
Banca Mediolanum SpA	3,320	30,299
Banca Monte dei Paschi di Siena SpA(2)	6	17
Banca Popolare di Sondrio SpA	10,739	50,956
Banco BPM SpA	19,755	94,256
BFF Bank SpA	3,275	35,126
Biesse SpA	223	3,118
BPER Banca	24,612	74,114
Brembo SpA	1,664	23,125
Brunello Cucinelli SpA	1,155	95,448
Buzzi SpA	2,170	64,873
Carel Industries SpA	333	9,356
Cementir Holding NV	699	6,105
CIR SpA-Compagnie Industriali(2)	10,844	4,642
CNH Industrial NV	13,693	188,797
Credito Emiliano SpA	1,683	14,057
d'Amico International Shipping SA	4,527	20,792
Danieli & C Officine Meccaniche SpA(1)	239	5,730
Danieli & C Officine Meccaniche SpA, Preference Shares	502	9,483
Davide Campari-Milano NV	2,453	32,048
De' Longhi SpA	340	8,983
DiaSorin SpA	42	4,435
Digital Bros SpA(1)	352	6,344
Digital Value SpA	81	5,674
doValue SpA	489	2,393
Enav SpA	4,093	16,512
Enel SpA	34,142	229,258
Eni SpA, ADR(1)	11,854	367,000
ERG SpA	1,547	42,326
Ferrari NV	870	275,844
Fila SpA	454	4,153
FinecoBank Banca Fineco SpA	7,515	102,711
Hera SpA	14,182	42,874
Infrastrutture Wireless Italiane SpA	943	11,667
Interpump Group SpA	205	10,364
Intesa Sanpaolo SpA	124,619	332,783
Iren SpA	25,168	51,918
Italgas SpA	1,495	8,491
Iveco Group NV(2)	7,727	76,630
Leonardo SpA	4,135	59,515
Maire Tecnimont SpA(1)	6,298	25,152
Mediobanca Banca di Credito Finanziario SpA	7,391	96,486
MFE-MediaForEurope NV, Class A	40,737	20,614
MFE-MediaForEurope NV, Class B(1)	7,657	5,481
Moncler SpA	1,518	102,852
Nexi SpA(2)	1,732	12,426
OVS SpA	9,129	22,822
Piaggio & C SpA	5,336	20,364
Poste Italiane SpA	7,286	80,881
Prysmian SpA	2,088	85,308
102

Avantis International Equity Fund
	Shares	Value
RAI Way SpA	2,481	$13,789
Recordati Industria Chimica e Farmaceutica SpA	641	32,132
Saipem SpA(1)(2)	4,992	8,056
Salvatore Ferragamo SpA(1)	1,517	24,116
Sanlorenzo SpA(1)	180	7,229
Saras SpA(1)	21,050	29,973
Sesa SpA	216	25,287
Snam SpA	28,121	145,114
Stellantis NV	21,380	396,882
Technogym SpA	3,932	33,604
Telecom Italia SpA(1)(2)	49,767	15,439
Telecom Italia SpA, Preference Shares(2)	37,591	11,517
Tenaris SA, ADR	967	30,876
Terna - Rete Elettrica Nazionale	10,393	85,707
Tod's SpA(2)	309	12,770
UniCredit SpA	23,786	579,501
Unieuro SpA(1)	231	2,579
Unipol Gruppo SpA	5,271	29,350
Webuild SpA(1)	15,766	32,153
Zignago Vetro SpA	498	8,657
		4,794,322
Japan — 21.3%
77 Bank Ltd.(1)	1,600	34,533
A&D HOLON Holdings Co. Ltd.	200	2,368
ABC-Mart, Inc.(1)	900	16,373
Acom Co. Ltd.	1,400	3,322
ADEKA Corp.	1,300	24,976
Advantest Corp.	1,700	212,790
Adventure, Inc.	200	9,263
Aeon Co. Ltd.(1)	4,400	91,186
Aeon Delight Co. Ltd.	200	4,388
AEON Financial Service Co. Ltd.(1)	3,500	30,516
Aeon Mall Co. Ltd.(1)	2,500	29,960
AGC, Inc.	3,800	133,317
Ai Holdings Corp.	100	1,624
Aica Kogyo Co. Ltd.	1,300	30,826
Aichi Financial Group, Inc.	666	11,132
Aida Engineering Ltd.	200	1,394
Aiful Corp.	3,700	8,786
Ain Holdings, Inc.	400	14,279
Air Water, Inc.	4,100	51,572
Aisan Industry Co. Ltd.	1,000	8,915
Aisin Corp.	2,300	76,758
Ajinomoto Co., Inc.	3,700	156,742
Akatsuki, Inc.	100	1,441
Alconix Corp.	1,900	18,057
Alfresa Holdings Corp.	2,800	47,817
Alpen Co. Ltd.(1)	400	5,248
Alps Alpine Co. Ltd.(1)	3,200	26,721
Altech Corp.	300	5,260
Amada Co. Ltd.	6,300	66,676
103

Avantis International Equity Fund
	Shares	Value
Amano Corp.	1,300	$28,337
Amvis Holdings, Inc.	400	7,979
ANA Holdings, Inc.(2)	700	15,803
AOKI Holdings, Inc.	100	717
Aoyama Trading Co. Ltd.	1,700	18,843
Aozora Bank Ltd.(1)	2,800	54,976
Arata Corp.	400	14,847
Arcland Service Holdings Co. Ltd.(2)	600	12,842
Arclands Corp.	900	10,262
Arcs Co. Ltd.(1)	1,400	24,838
Argo Graphics, Inc.	700	16,146
Arisawa Manufacturing Co. Ltd.	200	1,401
Aruhi Corp.(1)	200	1,280
AS One Corp.	200	7,842
Asahi Co. Ltd.	300	2,628
Asahi Diamond Industrial Co. Ltd.	1,700	10,421
Asahi Group Holdings Ltd.	1,600	62,249
Asahi Intecc Co. Ltd.	1,400	28,400
Asahi Kasei Corp.	20,400	131,680
ASAHI YUKIZAI Corp.	500	13,870
Asanuma Corp.	200	4,902
Asics Corp.	1,600	58,233
ASKA Pharmaceutical Holdings Co. Ltd.	500	5,751
ASKUL Corp.	1,100	14,837
Astellas Pharma, Inc.	12,600	190,643
Astena Holdings Co. Ltd.	1,500	4,703
Aucnet, Inc.	1,000	12,245
Autobacs Seven Co. Ltd.	500	5,565
Avant Group Corp.	1,200	11,642
Awa Bank Ltd.	300	4,661
Axial Retailing, Inc.	600	15,482
Azbil Corp.	800	26,651
AZ-Com Maruwa Holdings, Inc.	400	6,233
Bandai Namco Holdings, Inc.	5,100	118,306
Bando Chemical Industries Ltd.	200	2,108
Bank of Iwate Ltd.	200	3,443
Bank of Kyoto Ltd.	900	51,957
Bank of Nagoya Ltd.	200	5,836
Bank of the Ryukyus Ltd.	900	6,513
Base Co. Ltd.	300	8,974
BayCurrent Consulting, Inc.	1,600	54,996
Belc Co. Ltd.	400	18,634
Belluna Co. Ltd.	800	3,992
Benefit One, Inc.	1,800	15,603
Benesse Holdings, Inc.	1,100	14,010
Bic Camera, Inc.(1)	2,200	16,343
BIPROGY, Inc.	1,200	31,058
BML, Inc.	800	15,873
Bridgestone Corp.	6,000	232,955
Brother Industries Ltd.	4,200	71,079
Bunka Shutter Co. Ltd.	2,100	15,705
104

Avantis International Equity Fund
	Shares	Value
C Uyemura & Co. Ltd.	400	$26,158
Calbee, Inc.	1,300	25,934
Canon Marketing Japan, Inc.	400	10,495
Canon, Inc., ADR	2,778	68,200
Capcom Co. Ltd.	1,800	75,930
Carenet, Inc.	800	4,868
Casio Computer Co. Ltd.(1)	700	6,202
Cawachi Ltd.	200	3,140
Celsys, Inc.(1)	900	4,347
Central Glass Co. Ltd.	1,000	20,125
Central Japan Railway Co.	800	102,576
Charm Care Corp. KK	1,000	8,144
Chiba Bank Ltd.	9,600	68,548
Chori Co. Ltd.	1,100	21,559
Chubu Electric Power Co., Inc.	4,900	65,310
Chubu Shiryo Co. Ltd.	400	3,106
Chudenko Corp.	200	3,282
Chugai Pharmaceutical Co. Ltd.	4,900	149,361
Chugin Financial Group, Inc.	3,300	21,906
Chugoku Electric Power Co., Inc.(2)	2,100	13,818
Citizen Watch Co. Ltd.	6,900	42,260
CKD Corp.	1,200	16,559
CMIC Holdings Co. Ltd.	400	4,788
CMK Corp.	200	849
Coca-Cola Bottlers Japan Holdings, Inc.	3,400	44,283
COLOPL, Inc.	600	2,627
Colowide Co. Ltd.(1)	1,200	20,790
Computer Engineering & Consulting Ltd.	300	3,511
COMSYS Holdings Corp.	1,500	31,948
Comture Corp.	200	3,348
Concordia Financial Group Ltd.	16,700	73,998
Cosmo Energy Holdings Co. Ltd.	2,400	86,437
Cosmos Pharmaceutical Corp.	300	35,272
Create Restaurants Holdings, Inc.(1)	2,400	19,720
Create SD Holdings Co. Ltd.	200	5,121
Credit Saison Co. Ltd.	5,200	81,275
Creek & River Co. Ltd.	500	7,424
CTI Engineering Co. Ltd.	200	6,052
CyberAgent, Inc.(1)	7,700	48,996
Cybozu, Inc.	700	10,417
Dai Nippon Printing Co. Ltd.	2,200	60,116
Daicel Corp.	5,200	43,409
Dai-Dan Co. Ltd.	200	4,099
Daido Steel Co. Ltd.	500	20,668
Daiei Kankyo Co. Ltd.	1,500	23,787
Daifuku Co. Ltd.(1)	3,000	55,367
Daihen Corp.	500	18,278
Daiho Corp.	400	10,974
Daiichi Jitsugyo Co. Ltd.	200	7,333
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	200	1,314
Dai-ichi Life Holdings, Inc.	11,000	204,442
105

Avantis International Equity Fund
	Shares	Value
Daiichi Sankyo Co. Ltd.	5,900	$173,777
Daiken Corp.	600	12,522
Daikin Industries Ltd.	1,300	224,716
Daikokutenbussan Co. Ltd.	200	9,054
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	400	6,343
Daio Paper Corp.(1)	1,900	16,189
Daiseki Co. Ltd.(1)	660	19,980
Daishi Hokuetsu Financial Group, Inc.	900	22,549
Daishinku Corp.	1,400	7,751
Daito Pharmaceutical Co. Ltd.	220	3,454
Daito Trust Construction Co. Ltd.	1,200	132,341
Daiwa House Industry Co. Ltd.	3,900	108,325
Daiwa Securities Group, Inc.	18,400	104,634
Daiwabo Holdings Co. Ltd.	2,800	56,756
DCM Holdings Co. Ltd.(1)	1,000	8,358
DeNA Co. Ltd.	1,000	10,362
Denka Co. Ltd.(1)	2,300	43,355
Denso Corp.	1,700	116,029
Dentsu Group, Inc.	1,900	56,745
Denyo Co. Ltd.	200	2,850
Dexerials Corp.	1,400	34,630
DIC Corp.	1,600	27,567
Digital Arts, Inc.	300	9,934
Dip Corp.(1)	300	7,210
Disco Corp.	1,200	237,173
Doshisha Co. Ltd.	400	6,505
Doutor Nichires Holdings Co. Ltd.	300	4,803
Dowa Holdings Co. Ltd.	1,500	48,186
Dream Incubator, Inc.	300	6,084
DTS Corp.	700	15,499
Duskin Co. Ltd.	1,000	22,521
DyDo Group Holdings, Inc.	200	7,977
Eagle Industry Co. Ltd.	200	2,302
Earth Corp.	100	3,401
East Japan Railway Co.	1,700	96,117
Ebara Corp.	1,600	79,551
EDION Corp.	2,400	24,143
E-Guardian, Inc.	400	7,169
Eiken Chemical Co. Ltd.	1,200	11,514
Eisai Co. Ltd.	1,400	88,503
Eizo Corp.	600	20,717
Electric Power Development Co. Ltd.	5,300	82,548
en Japan, Inc.	1,300	22,718
ENEOS Holdings, Inc.(1)	48,500	182,124
Enigmo, Inc.	600	1,577
ESPEC Corp.	200	3,147
Exedy Corp.	1,200	21,716
EXEO Group, Inc.(1)	2,800	59,571
Ezaki Glico Co. Ltd.	900	23,730
Fancl Corp.	300	5,256
FANUC Corp.	3,000	85,324
106

Avantis International Equity Fund
	Shares	Value
Fast Retailing Co. Ltd.	900	$206,470
FCC Co. Ltd.	1,500	19,793
Ferrotec Holdings Corp.(1)	2,100	43,647
Fixstars Corp.	800	6,791
Food & Life Cos. Ltd.	800	15,195
Foster Electric Co. Ltd.	100	618
FP Corp.	1,300	24,972
France Bed Holdings Co. Ltd.	200	1,663
Fudo Tetra Corp.	100	1,255
Fuji Corp./Aichi	1,500	24,727
Fuji Electric Co. Ltd.	2,600	122,513
Fuji Kyuko Co. Ltd.	200	7,288
Fuji Media Holdings, Inc.	600	6,264
Fuji Seal International, Inc.	1,400	16,785
Fuji Soft, Inc.	400	12,076
Fujibo Holdings, Inc.	100	2,396
Fujicco Co. Ltd.	200	2,666
FUJIFILM Holdings Corp.	1,400	82,735
Fujikura Composites, Inc.	700	5,372
Fujikura Ltd.(1)	8,100	67,006
Fujimi, Inc.	600	13,862
Fujimori Kogyo Co. Ltd.	800	20,599
Fujitec Co. Ltd.(1)	600	15,328
Fujitsu Ltd.	2,100	262,483
Fujiya Co. Ltd.	300	5,076
Fukuda Corp.	200	6,468
Fukui Computer Holdings, Inc.	500	9,113
Fukuoka Financial Group, Inc.	3,300	77,930
Fukushima Galilei Co. Ltd.	200	7,104
Fukuyama Transporting Co. Ltd.	200	4,970
FULLCAST Holdings Co. Ltd.	700	9,978
Funai Soken Holdings, Inc.	800	14,811
Furukawa Co. Ltd.	300	3,651
Furukawa Electric Co. Ltd.	1,600	27,483
Furuno Electric Co. Ltd.	100	886
Furyu Corp.	700	8,139
Fuso Chemical Co. Ltd.	600	17,582
Futaba Industrial Co. Ltd.	200	944
Future Corp.	600	6,404
Fuyo General Lease Co. Ltd.	500	41,322
G-7 Holdings, Inc.	200	1,718
GA Technologies Co. Ltd.(2)	800	7,343
Gakken Holdings Co. Ltd.	1,500	8,723
Genky DrugStores Co. Ltd.	200	7,141
Geo Holdings Corp.	500	8,998
Giken Ltd.(1)	400	5,564
GLOBERIDE, Inc.	400	5,328
Glory Ltd.	1,100	23,220
GMO Financial Holdings, Inc.	1,200	5,988
GMO internet group, Inc.	900	14,555
GMO Payment Gateway, Inc.	100	6,332
107

Avantis International Equity Fund
	Shares	Value
Goldcrest Co. Ltd.	500	$6,693
Goldwin, Inc.	600	42,863
Gree, Inc.	3,600	15,320
GS Yuasa Corp.	2,100	39,793
G-Tekt Corp.	900	11,391
GungHo Online Entertainment, Inc.	1,400	23,054
Gunma Bank Ltd.	8,300	38,221
Gunze Ltd.	400	12,587
H.U. Group Holdings, Inc.	1,800	32,552
H2O Retailing Corp.	3,200	38,513
Hachijuni Bank Ltd.	8,200	44,149
Hakuhodo DY Holdings, Inc.	5,500	52,181
Hakuto Co. Ltd.(1)	400	13,823
Hamakyorex Co. Ltd.	200	5,750
Hamamatsu Photonics KK	1,300	60,149
Hankyu Hanshin Holdings, Inc.	3,700	132,798
Hanwa Co. Ltd.	1,300	41,353
Happinet Corp.	600	10,748
Haseko Corp.(1)	5,200	64,562
Hazama Ando Corp.	4,900	39,920
Heiwa Corp.	2,000	30,527
Heiwa Real Estate Co. Ltd.	1,100	29,508
Heiwado Co. Ltd.	1,000	16,469
Hikari Tsushin, Inc.	200	33,273
Hino Motors Ltd.(2)	5,000	19,561
Hirata Corp.	100	5,352
Hirogin Holdings, Inc.	6,800	42,446
Hirose Electric Co. Ltd.	300	36,322
Hisamitsu Pharmaceutical Co., Inc.(1)	200	6,775
Hitachi Construction Machinery Co. Ltd.	1,900	59,079
Hitachi Ltd.	5,500	365,542
Hitachi Zosen Corp.	7,700	45,532
Hogy Medical Co. Ltd.	100	2,194
Hokko Chemical Industry Co. Ltd.	200	1,241
Hokkoku Financial Holdings, Inc.	700	23,617
Hokuetsu Corp.(1)	3,800	23,590
Hokuetsu Industries Co. Ltd.	100	1,322
Hokuhoku Financial Group, Inc.	3,100	28,042
Hokuriku Electric Power Co.(2)	2,600	15,126
Hokuto Corp.	200	2,513
Honda Motor Co. Ltd., ADR	15,481	500,501
Hoosiers Holdings Co. Ltd.	200	1,472
Horiba Ltd.	900	46,792
Hoshizaki Corp.	600	23,027
Hosiden Corp.	800	9,949
Hosokawa Micron Corp.	200	5,576
House Foods Group, Inc.	600	12,951
Hoya Corp.	1,884	209,032
HS Holdings Co. Ltd.	200	1,424
Hulic Co. Ltd.	5,300	47,561
Hyakugo Bank Ltd.	3,700	12,838
108

Avantis International Equity Fund
	Shares	Value
Hyakujushi Bank Ltd.	200	$3,067
Ibiden Co. Ltd.	2,400	144,600
Icom, Inc.	200	4,606
Idec Corp.	800	16,703
Idemitsu Kosan Co. Ltd.	4,600	97,917
IDOM, Inc.(1)	900	4,844
IHI Corp.	4,100	102,046
Iida Group Holdings Co. Ltd.	1,100	18,015
Iino Kaiun Kaisha Ltd.(1)	3,000	21,478
Inaba Denki Sangyo Co. Ltd.	1,800	38,952
Inabata & Co. Ltd.	400	8,696
Ines Corp.	100	1,142
I-Net Corp.	100	1,202
Infocom Corp.	800	15,571
Infomart Corp.(1)	200	641
Information Services International-Dentsu Ltd.	400	15,999
INFRONEER Holdings, Inc.	3,584	37,432
Inpex Corp.	17,100	239,465
Insource Co. Ltd.	1,600	12,070
Intage Holdings, Inc.	600	7,213
Integrated Design & Engineering Holdings Co. Ltd.	600	13,983
Internet Initiative Japan, Inc.	2,000	34,760
I-PEX, Inc.	200	2,312
IPS, Inc.	400	6,023
IR Japan Holdings Ltd.	100	1,572
I'rom Group Co. Ltd.(1)	300	3,742
Iseki & Co. Ltd.	500	4,141
Isetan Mitsukoshi Holdings Ltd.	3,400	38,979
Ishihara Sangyo Kaisha Ltd.	900	8,846
Isuzu Motors Ltd.	9,800	125,455
Ito En Ltd.	500	14,776
ITOCHU Corp.(1)	10,400	390,305
Itochu Enex Co. Ltd.	1,900	19,227
Itochu Techno-Solutions Corp.	1,400	41,568
Itoham Yonekyu Holdings, Inc.	2,600	14,456
Itoki Corp.	3,500	33,265
IwaiCosmo Holdings, Inc.	100	1,189
Iwatani Corp.	1,000	52,587
Iyogin Holdings, Inc.	4,300	29,830
Izumi Co. Ltd.(1)	500	13,040
J Front Retailing Co. Ltd.(1)	7,700	81,092
J Trust Co. Ltd.(1)	1,200	3,807
JAC Recruitment Co. Ltd.	300	5,542
Jaccs Co. Ltd.	900	31,301
JAFCO Group Co. Ltd.	2,100	26,922
Japan Airlines Co. Ltd.	200	4,119
Japan Airport Terminal Co. Ltd.	200	9,480
Japan Aviation Electronics Industry Ltd.	600	12,632
Japan Elevator Service Holdings Co. Ltd.	500	8,311
Japan Exchange Group, Inc.	5,300	92,473
Japan Lifeline Co. Ltd.	2,400	18,952
109

Avantis International Equity Fund
	Shares	Value
Japan Material Co. Ltd.	500	$9,138
Japan Petroleum Exploration Co. Ltd.	700	23,021
Japan Post Bank Co. Ltd.	3,700	29,689
Japan Post Holdings Co. Ltd.	18,400	141,066
Japan Post Insurance Co. Ltd.	3,400	54,730
Japan Pulp & Paper Co. Ltd.	200	6,512
Japan Securities Finance Co. Ltd.	1,800	15,527
Japan Steel Works Ltd.	600	12,123
Japan Wool Textile Co. Ltd.	700	6,020
JCR Pharmaceuticals Co. Ltd.	1,100	9,607
JCU Corp.	200	4,631
JDC Corp.	200	842
Jeol Ltd.	800	25,486
JFE Holdings, Inc.	8,700	137,443
JGC Holdings Corp.	4,900	65,418
JINS Holdings, Inc.	100	2,361
JINUSHI Co. Ltd.	300	3,845
Joshin Denki Co. Ltd.	300	4,581
Joyful Honda Co. Ltd.	900	10,600
JSB Co. Ltd.	200	7,646
JSR Corp.	2,500	69,778
JTEKT Corp.	5,100	46,090
Juki Corp.	1,000	4,279
Juroku Financial Group, Inc.	1,000	25,143
Justsystems Corp.	600	12,414
JVCKenwood Corp.	4,600	20,068
Kadokawa Corp.	400	9,400
Kaga Electronics Co. Ltd.	600	27,229
Kajima Corp.	7,500	125,271
Kakaku.com, Inc.	1,800	21,425
Kameda Seika Co. Ltd.	100	3,029
Kamigumi Co. Ltd.	2,000	45,048
Kanamoto Co. Ltd.	1,300	22,035
Kandenko Co. Ltd.	2,300	21,071
Kaneka Corp.	1,700	47,716
Kanematsu Corp.	2,600	36,597
Kansai Electric Power Co., Inc.	7,300	103,571
Kansai Paint Co. Ltd.	300	4,919
Kanto Denka Kogyo Co. Ltd.	1,200	6,862
Kao Corp.	3,300	127,471
Kasai Kogyo Co. Ltd.(2)	200	458
Kato Sangyo Co. Ltd.	700	20,138
Kawasaki Heavy Industries Ltd.	4,400	112,731
Kawasaki Kisen Kaisha Ltd.(1)	1,800	60,320
KDDI Corp.	12,700	377,538
KeePer Technical Laboratory Co. Ltd.	300	13,970
Keihan Holdings Co. Ltd.	600	17,118
Keihanshin Building Co. Ltd.	300	2,626
Keikyu Corp.	2,100	19,368
Keio Corp.	800	27,681
Keisei Electric Railway Co. Ltd.	500	19,146
110

Avantis International Equity Fund
	Shares	Value
KEIWA, Inc.	400	$3,300
Keiyo Bank Ltd.	1,500	6,129
Kewpie Corp.	1,900	31,661
Keyence Corp.	700	290,620
KFC Holdings Japan Ltd.	100	2,075
KH Neochem Co. Ltd.	1,200	18,686
Kikkoman Corp.	500	28,883
Kinden Corp.	2,300	31,609
Kintetsu Group Holdings Co. Ltd.	1,300	41,148
Kirin Holdings Co. Ltd.	5,600	78,620
Kissei Pharmaceutical Co. Ltd.	400	9,341
Kitanotatsujin Corp.(1)	200	341
Kitz Corp.	2,700	19,529
Kiyo Bank Ltd.	1,800	18,651
Koatsu Gas Kogyo Co. Ltd.	200	1,039
Kobe Bussan Co. Ltd.	1,200	29,897
Kobe Steel Ltd.	8,500	106,625
Koei Tecmo Holdings Co. Ltd.	1,020	15,842
Kohnan Shoji Co. Ltd.	1,100	26,841
Koito Manufacturing Co. Ltd.	1,000	16,970
Kojima Co. Ltd.(1)	1,100	4,788
Kokuyo Co. Ltd.	500	7,769
Komatsu Ltd.	5,300	150,828
KOMEDA Holdings Co. Ltd.	800	15,678
Komeri Co. Ltd.(1)	1,100	23,226
Komori Corp.	1,500	11,299
Konami Group Corp.	1,100	63,832
Konica Minolta, Inc.	10,200	31,492
Konishi Co. Ltd.	400	6,834
Konoike Transport Co. Ltd.	400	5,600
Kose Corp.	200	16,587
Koshidaka Holdings Co. Ltd.	1,800	16,505
Kotobuki Spirits Co. Ltd.	100	7,841
KPP Group Holdings Co. Ltd.	2,100	9,384
K's Holdings Corp.	5,300	48,856
Kubota Corp.	4,700	75,639
Kumagai Gumi Co. Ltd.	900	20,115
Kumiai Chemical Industry Co. Ltd.	2,900	22,375
Kurabo Industries Ltd.	200	3,207
Kuraray Co. Ltd.	7,000	79,512
Kureha Corp.	500	29,360
Kurita Water Industries Ltd.	1,800	70,119
Kusuri no Aoki Holdings Co. Ltd.	400	25,014
KYB Corp.	900	29,340
Kyocera Corp.	1,900	97,450
Kyokuto Kaihatsu Kogyo Co. Ltd.	400	4,976
Kyokuyo Co. Ltd.	200	5,217
Kyowa Kirin Co. Ltd.	1,500	27,423
Kyudenko Corp.(1)	700	21,540
Kyushu Electric Power Co., Inc.(2)	11,100	73,143
Kyushu Financial Group, Inc.	2,500	12,231
111

Avantis International Equity Fund
	Shares	Value
Kyushu Railway Co.	1,100	$23,964
Lasertec Corp.	300	46,632
Lawson, Inc.(1)	1,100	52,504
LEC, Inc.	400	2,612
Lintec Corp.	500	8,243
Lion Corp.	2,400	26,131
LITALICO, Inc.	500	7,522
Lixil Corp.	4,200	52,608
M&A Capital Partners Co. Ltd.(2)	100	1,935
M3, Inc.	3,100	61,792
Mabuchi Motor Co. Ltd.	600	18,363
Makino Milling Machine Co. Ltd.	600	28,658
Makita Corp.	800	21,930
Mani, Inc.	200	2,601
MarkLines Co. Ltd.	400	8,468
Marubeni Corp.	12,600	205,866
Marudai Food Co. Ltd.	200	2,345
Maruha Nichiro Corp.	1,300	22,687
Marui Group Co. Ltd.	3,500	60,581
Maruichi Steel Tube Ltd.	600	15,592
MARUKA FURUSATO Corp.	500	9,725
Marusan Securities Co. Ltd.	1,100	3,947
Maruwa Co. Ltd.	300	55,809
Maruzen Showa Unyu Co. Ltd.	200	5,434
Matsui Securities Co. Ltd.(1)	1,500	8,250
MatsukiyoCocokara & Co.	600	35,328
Maxell Ltd.	1,400	15,173
Mazda Motor Corp.	16,100	167,745
McDonald's Holdings Co. Japan Ltd.	700	27,854
MCJ Co. Ltd.	2,900	23,695
Mebuki Financial Group, Inc.	20,300	56,117
Media Do Co. Ltd.(2)	200	1,635
Medipal Holdings Corp.	3,000	51,413
MedPeer, Inc.(1)(2)	200	1,494
Megmilk Snow Brand Co. Ltd.	1,500	24,540
Meidensha Corp.	1,100	16,492
MEIJI Holdings Co. Ltd.	4,400	110,330
Meiko Electronics Co. Ltd.(1)	400	9,794
Meitec Corp.	1,500	26,259
Menicon Co. Ltd.	1,100	15,358
Mercari, Inc.(2)	600	13,645
Micronics Japan Co. Ltd.	1,300	19,418
Milbon Co. Ltd.	100	3,093
Mimasu Semiconductor Industry Co. Ltd.	600	11,821
MINEBEA MITSUMI, Inc.	6,400	108,516
MIRAIT ONE Corp.	2,300	30,463
Mirarth Holdings, Inc.	1,500	4,818
Miroku Jyoho Service Co. Ltd.	200	2,099
MISUMI Group, Inc.	2,600	45,291
Mitsuba Corp.	200	1,048
Mitsubishi Chemical Group Corp.	19,600	117,006
112

Avantis International Equity Fund
	Shares	Value
Mitsubishi Corp.	9,500	$468,587
Mitsubishi Electric Corp.	11,800	153,731
Mitsubishi Estate Co. Ltd.	6,200	78,969
Mitsubishi Gas Chemical Co., Inc.	2,300	31,327
Mitsubishi HC Capital, Inc.	16,930	109,992
Mitsubishi Heavy Industries Ltd.	5,500	311,477
Mitsubishi Logisnext Co. Ltd.	400	3,751
Mitsubishi Logistics Corp.	1,000	26,554
Mitsubishi Materials Corp.	1,800	30,215
Mitsubishi Motors Corp.	5,700	22,296
Mitsubishi Research Institute, Inc.(1)	400	13,779
Mitsubishi Shokuhin Co. Ltd.	400	10,952
Mitsubishi UFJ Financial Group, Inc., ADR	57,383	455,047
Mitsui & Co. Ltd.	9,400	350,106
Mitsui Chemicals, Inc.	3,900	105,724
Mitsui DM Sugar Holdings Co. Ltd.	100	2,051
Mitsui Fudosan Co. Ltd.	5,800	126,980
Mitsui High-Tec, Inc.(1)	300	20,357
Mitsui Matsushima Holdings Co. Ltd.(1)	500	9,903
Mitsui Mining & Smelting Co. Ltd.(1)	1,800	45,980
Mitsui OSK Lines Ltd.(1)	4,100	113,533
Mitsui-Soko Holdings Co. Ltd.	1,000	28,500
Mitsuuroko Group Holdings Co. Ltd.	400	3,607
Miura Co. Ltd.	1,300	29,989
Mixi, Inc.	300	5,007
Miyazaki Bank Ltd.	300	5,389
Mizuho Financial Group, Inc., ADR	95,570	313,470
Mizuho Leasing Co. Ltd.	800	26,394
Mizuho Medy Co. Ltd.(1)	300	5,605
Mizuno Corp.	400	12,757
Mochida Pharmaceutical Co. Ltd.	100	2,312
Modec, Inc.(2)	900	10,226
Monex Group, Inc.	3,700	13,259
Monogatari Corp.	1,200	39,207
MonotaRO Co. Ltd.	2,100	24,802
Morinaga & Co. Ltd.	700	25,440
Morinaga Milk Industry Co. Ltd.	1,000	40,930
Moriroku Holdings Co. Ltd.	400	6,056
Morita Holdings Corp.	600	6,747
MOS Food Services, Inc.	800	18,739
MrMax Holdings Ltd.	400	1,661
MS&AD Insurance Group Holdings, Inc.(1)	5,400	193,923
m-up Holdings, Inc.	900	9,193
Murata Manufacturing Co. Ltd.	4,400	246,150
Musashi Seimitsu Industry Co. Ltd.	700	8,320
Musashino Bank Ltd.	400	7,249
Nachi-Fujikoshi Corp.	500	13,761
Nagase & Co. Ltd.	1,100	18,851
Nagoya Railroad Co. Ltd.	1,500	24,089
Nankai Electric Railway Co. Ltd.	1,100	23,109
Nanto Bank Ltd.	500	9,108
113

Avantis International Equity Fund
	Shares	Value
NEC Corp.	3,300	$173,946
NET One Systems Co. Ltd.	1,600	31,350
Nexon Co. Ltd.	1,200	24,345
NGK Insulators Ltd.	5,200	68,984
NH Foods Ltd.	1,500	46,536
NHK Spring Co. Ltd.	4,400	34,114
Nichias Corp.	1,500	31,373
Nichicon Corp.	1,400	13,509
Nichiha Corp.	1,300	27,857
Nichirei Corp.	2,700	63,879
Nichireki Co. Ltd.	100	1,430
Nidec Corp.	1,423	74,045
Nifco, Inc.	1,200	35,371
Nihon Dempa Kogyo Co. Ltd.(1)	1,000	10,650
Nihon Flush Co. Ltd.	400	2,488
Nihon M&A Center Holdings, Inc.	3,600	19,997
Nihon Parkerizing Co. Ltd.	2,300	18,338
Nihon Plast Co. Ltd.	200	649
Nikkon Holdings Co. Ltd.	1,400	31,906
Nikon Corp.	3,800	40,984
Nintendo Co. Ltd.	6,600	282,987
Nippn Corp.	1,400	19,905
Nippon Carbon Co. Ltd.	400	12,180
Nippon Chemi-Con Corp.(2)	500	4,812
Nippon Coke & Engineering Co. Ltd.(2)	7,500	5,816
Nippon Denko Co. Ltd.	2,400	4,578
Nippon Densetsu Kogyo Co. Ltd.	2,100	30,754
Nippon Electric Glass Co. Ltd.	1,600	28,234
NIPPON EXPRESS HOLDINGS, Inc.	1,800	93,473
Nippon Gas Co. Ltd.(1)	600	9,339
Nippon Kayaku Co. Ltd.	2,500	22,387
Nippon Light Metal Holdings Co. Ltd.	1,160	12,351
Nippon Paint Holdings Co. Ltd.	2,500	19,316
Nippon Paper Industries Co. Ltd.(2)	3,100	27,726
Nippon Parking Development Co. Ltd.	3,300	4,961
Nippon Pillar Packing Co. Ltd.	600	17,295
Nippon Road Co. Ltd.	200	13,231
Nippon Sanso Holdings Corp.	1,100	26,523
Nippon Seiki Co. Ltd.	400	3,009
Nippon Sheet Glass Co. Ltd.(2)	3,200	16,793
Nippon Shinyaku Co. Ltd.	500	21,888
Nippon Shokubai Co. Ltd.	800	30,444
Nippon Signal Company Ltd.	100	662
Nippon Soda Co. Ltd.	700	25,890
Nippon Steel Corp.	11,200	264,861
Nippon Telegraph & Telephone Corp.	235,000	271,339
Nippon Television Holdings, Inc.	800	7,453
Nippon Thompson Co. Ltd.(1)	2,500	9,644
Nippon Yakin Kogyo Co. Ltd.	200	6,166
Nippon Yusen KK(1)	8,400	223,477
Nipro Corp.	5,600	46,377
114

Avantis International Equity Fund
	Shares	Value
Nishimatsu Construction Co. Ltd.	300	$7,609
Nishimatsuya Chain Co. Ltd.(1)	800	9,234
Nishi-Nippon Financial Holdings, Inc.	3,400	35,184
Nishi-Nippon Railroad Co. Ltd.	1,400	26,137
Nishio Holdings Co. Ltd.(1)	800	19,508
Nissan Chemical Corp.	1,100	47,113
Nissan Motor Co. Ltd.	23,000	97,801
Nissan Shatai Co. Ltd.	1,400	8,701
Nissha Co. Ltd.	700	8,475
Nisshin Oillio Group Ltd.	300	8,606
Nisshin Seifun Group, Inc.	1,800	23,739
Nisshinbo Holdings, Inc.	3,200	23,767
Nissin Foods Holdings Co. Ltd.	300	26,200
Nissui Corp.	8,300	43,581
Niterra Co. Ltd.	2,100	48,734
Nitori Holdings Co. Ltd.	600	68,297
Nittetsu Mining Co. Ltd.	400	14,013
Nitto Denko Corp.(1)	2,000	136,445
Nitto Kogyo Corp.	400	10,674
Nittoc Construction Co. Ltd.	200	1,481
Noevir Holdings Co. Ltd.	100	3,906
NOF Corp.	600	27,064
Nohmi Bosai Ltd.	800	9,726
Nojima Corp.	2,400	21,066
NOK Corp.(1)	1,200	16,814
Nomura Co. Ltd.	3,200	18,757
Nomura Micro Science Co. Ltd.(1)	200	8,000
Noritake Co. Ltd.	100	4,137
Noritz Corp.	1,900	20,857
North Pacific Bank Ltd.	8,100	17,042
NS Solutions Corp.	200	5,421
NS United Kaiun Kaisha Ltd.	400	11,164
NSD Co. Ltd.	1,500	26,327
NSK Ltd.	4,700	27,360
NTN Corp.(1)	16,300	32,355
NTT Data Corp.	6,600	88,742
Obayashi Corp.	14,900	134,946
Obic Co. Ltd.	100	17,387
Odakyu Electric Railway Co. Ltd.	700	10,409
Ogaki Kyoritsu Bank Ltd.	400	5,520
Oiles Corp.	400	5,674
Oisix ra daichi, Inc.(1)(2)	300	3,431
Oji Holdings Corp.	15,300	62,582
Okamoto Machine Tool Works Ltd.	200	7,620
Okamura Corp.	1,600	23,851
Okasan Securities Group, Inc.	4,600	18,176
Oki Electric Industry Co. Ltd.	1,000	6,195
Okinawa Cellular Telephone Co.	600	12,987
Okinawa Electric Power Co., Inc.(2)	915	7,187
Okinawa Financial Group, Inc.	400	6,186
OKUMA Corp.	400	18,737
115

Avantis International Equity Fund
	Shares	Value
Okumura Corp.	500	$15,632
Okura Industrial Co. Ltd.	400	7,098
Okuwa Co. Ltd.	100	593
Olympus Corp.	9,000	121,558
Omron Corp.	700	33,777
Ono Pharmaceutical Co. Ltd.	3,200	60,454
Onward Holdings Co. Ltd.	1,000	3,575
Open House Group Co. Ltd.	600	20,268
Optim Corp.(2)	200	1,239
Oracle Corp. Japan	400	27,939
Orient Corp.	1,540	11,683
Oriental Land Co. Ltd.	2,500	90,053
Oriental Shiraishi Corp.	9,700	21,784
ORIX Corp., ADR	2,513	233,458
Osaka Gas Co. Ltd.	800	12,772
Osaka Organic Chemical Industry Ltd.	200	3,548
Osaka Soda Co. Ltd.	600	28,745
OSAKA Titanium Technologies Co. Ltd.	1,400	31,979
OSG Corp.	1,800	22,682
Otsuka Corp.	700	31,198
Otsuka Holdings Co. Ltd.	2,100	79,783
Outsourcing, Inc.	1,100	8,612
Pacific Industrial Co. Ltd.	2,500	24,465
Pack Corp.	100	2,134
PALTAC Corp.	200	6,588
Pan Pacific International Holdings Corp.	4,300	85,678
Panasonic Holdings Corp.	18,800	216,389
Paramount Bed Holdings Co. Ltd.	1,200	19,436
Park24 Co. Ltd.(2)	1,700	23,977
Pasona Group, Inc.	800	8,968
Pegasus Co. Ltd.(1)	1,200	4,887
Penta-Ocean Construction Co. Ltd.	9,400	55,867
Persol Holdings Co. Ltd.	3,300	56,402
Pigeon Corp.	1,600	18,547
Pilot Corp.	700	22,534
Piolax, Inc.	700	11,214
Pola Orbis Holdings, Inc.	300	3,872
Pole To Win Holdings, Inc.	100	477
Premium Group Co. Ltd.	600	6,714
Press Kogyo Co. Ltd.(1)	2,300	10,564
Prestige International, Inc.	2,200	8,869
Prima Meat Packers Ltd.	500	8,690
Quick Co. Ltd.	600	8,789
Raccoon Holdings, Inc.	300	1,556
Raito Kogyo Co. Ltd.	1,300	18,161
Raiznext Corp.	700	6,775
Rakus Co. Ltd.	400	6,501
Rakuten Group, Inc.	11,100	43,191
Rasa Industries Ltd.	500	6,927
Recruit Holdings Co. Ltd.	8,400	299,229
Relo Group, Inc.	2,000	23,426
116

Avantis International Equity Fund
	Shares	Value
Renesas Electronics Corp.(2)	5,700	$94,960
Rengo Co. Ltd.	7,000	47,565
Resona Holdings, Inc.	27,684	146,657
Resonac Holdings Corp.	3,600	58,507
Resorttrust, Inc.	2,100	33,666
Restar Holdings Corp.	500	8,287
Retail Partners Co. Ltd.(1)	500	5,528
Ricoh Co. Ltd.	7,400	60,283
Ricoh Leasing Co. Ltd.	400	11,778
Riken Keiki Co. Ltd.	400	14,476
Riken Vitamin Co. Ltd.	500	7,931
Rinnai Corp.	900	17,429
Riso Kyoiku Co. Ltd.	1,600	2,726
Rohm Co. Ltd.(1)	1,000	83,408
Rohto Pharmaceutical Co. Ltd.	3,800	98,862
Roland DG Corp.	300	7,124
Rorze Corp.	100	7,962
Round One Corp.	8,500	34,611
RS Technologies Co. Ltd.	400	7,620
Ryobi Ltd.(1)	1,200	23,335
Ryohin Keikaku Co. Ltd.(1)	2,100	27,074
Ryosan Co. Ltd.	200	5,814
S Foods, Inc.	200	4,605
Sakai Chemical Industry Co. Ltd.	800	10,788
Sakai Moving Service Co. Ltd.	100	3,729
Sakata INX Corp.	900	8,434
Sala Corp.	2,000	10,255
San-A Co. Ltd.	100	3,373
San-Ai Obbli Co. Ltd.	2,000	23,000
Sangetsu Corp.	1,100	22,800
San-In Godo Bank Ltd.	3,800	23,919
Sanki Engineering Co. Ltd.	700	7,745
Sankyo Co. Ltd.	800	34,838
Sankyu, Inc.	1,600	55,785
Sanoh Industrial Co. Ltd.	100	629
Sansan, Inc.(2)	700	6,974
Santen Pharmaceutical Co. Ltd.	8,300	77,031
Sanwa Holdings Corp.(1)	5,400	82,169
Sanyo Chemical Industries Ltd.	100	2,842
Sanyo Denki Co. Ltd.	200	9,762
Sanyo Special Steel Co. Ltd.	800	15,275
Sapporo Holdings Ltd.	1,700	52,048
Sato Holdings Corp.	500	7,244
Sawai Group Holdings Co. Ltd.	500	16,022
SB Technology Corp.	200	3,281
SBI Holdings, Inc.	2,800	57,151
SBS Holdings, Inc.	1,000	20,996
SCREEN Holdings Co. Ltd.	1,000	101,812
Scroll Corp.	1,200	8,287
SCSK Corp.	1,800	31,202
Secom Co. Ltd.	1,500	104,982
117

Avantis International Equity Fund
	Shares	Value
Sega Sammy Holdings, Inc.	1,700	$33,927
Seibu Holdings, Inc.	2,600	27,496
Seikagaku Corp.	700	3,845
Seikitokyu Kogyo Co. Ltd.(1)	200	2,284
Seiko Epson Corp.	6,500	101,780
Seiko Group Corp.	900	16,593
Seino Holdings Co. Ltd.	2,500	36,418
Seiren Co. Ltd.(1)	400	6,596
Sekisui Chemical Co. Ltd.	6,400	98,159
Sekisui House Ltd.	2,500	50,948
Sekisui Jushi Corp.	100	1,726
Senko Group Holdings Co. Ltd.	4,000	28,004
Senshu Electric Co. Ltd.	400	10,533
Senshu Ikeda Holdings, Inc.	7,300	13,265
Septeni Holdings Co. Ltd.	1,000	2,907
Seria Co. Ltd.	1,100	17,371
Seven & i Holdings Co. Ltd.(1)	5,700	233,878
Seven Bank Ltd.	14,000	29,776
SG Holdings Co. Ltd.	3,800	54,890
Sharp Corp.(2)	3,900	24,008
Shibaura Mechatronics Corp.(1)	200	35,221
Shibuya Corp.	100	1,786
SHIFT, Inc.(2)	100	20,564
Shiga Bank Ltd.	600	13,412
Shikoku Bank Ltd.	200	1,273
Shikoku Electric Power Co., Inc.(2)	900	6,481
Shikoku Kasei Holdings Corp.	100	1,001
Shimadzu Corp.	1,100	32,325
Shimamura Co. Ltd.	400	41,229
Shimano, Inc.	600	88,014
Shimizu Corp.	12,800	86,118
Shin Nippon Biomedical Laboratories Ltd.(1)	600	9,290
Shin-Etsu Chemical Co. Ltd.	16,000	509,980
Shin-Etsu Polymer Co. Ltd.	200	1,883
Shinko Electric Industries Co. Ltd.	1,000	40,921
Shinmaywa Industries Ltd.	1,900	18,399
Shionogi & Co. Ltd.	1,100	48,311
Ship Healthcare Holdings, Inc.(1)	1,000	16,967
Shiseido Co. Ltd.	2,000	81,158
Shizuoka Financial Group, Inc.	4,700	38,193
SHO-BOND Holdings Co. Ltd.	500	20,140
Shoei Co. Ltd.(1)	1,600	27,087
Showa Sangyo Co. Ltd.	200	4,110
SIGMAXYZ Holdings, Inc.	900	10,102
Siix Corp.	300	3,241
Sinanen Holdings Co. Ltd.	200	5,506
Sinfonia Technology Co. Ltd.	300	3,244
Sinko Industries Ltd.	200	2,766
Sintokogio Ltd.	200	1,492
SKY Perfect JSAT Holdings, Inc.	5,600	25,458
Skylark Holdings Co. Ltd.(2)	2,200	30,788
118

Avantis International Equity Fund
	Shares	Value
SMC Corp.	153	$74,376
SMS Co. Ltd.	1,300	25,036
Snow Peak, Inc.	400	4,335
Sodick Co. Ltd.	2,100	9,905
Softbank Corp.	16,500	189,234
SoftBank Group Corp.	3,600	161,339
Sohgo Security Services Co. Ltd.	8,500	54,201
Sojitz Corp.(1)	5,940	127,619
Solasto Corp.	100	455
Sompo Holdings, Inc.	5,000	217,587
Sony Group Corp., ADR	7,141	594,060
Sotetsu Holdings, Inc.	2,800	54,721
Sparx Group Co. Ltd.	420	4,328
S-Pool, Inc.(1)	1,600	5,334
Square Enix Holdings Co. Ltd.	1,100	41,754
Stanley Electric Co. Ltd.	1,700	29,823
Star Micronics Co. Ltd.	2,100	27,098
Starts Corp., Inc.	1,000	20,985
Starzen Co. Ltd.	200	3,531
Stella Chemifa Corp.	200	4,254
Strike Co. Ltd.	400	8,772
Subaru Corp.	10,800	207,612
Sugi Holdings Co. Ltd.(1)	600	26,928
SUMCO Corp.	8,800	117,531
Sumida Corp.	1,500	17,038
Sumitomo Bakelite Co. Ltd.	500	23,625
Sumitomo Chemical Co. Ltd.	26,800	74,191
Sumitomo Corp.	11,900	244,740
Sumitomo Densetsu Co. Ltd.	900	17,901
Sumitomo Electric Industries Ltd.	5,600	68,557
Sumitomo Forestry Co. Ltd.	1,100	30,955
Sumitomo Heavy Industries Ltd.	2,500	62,573
Sumitomo Metal Mining Co. Ltd.	1,800	55,860
Sumitomo Mitsui Construction Co. Ltd.	6,400	17,794
Sumitomo Mitsui Financial Group, Inc., ADR	51,364	467,412
Sumitomo Mitsui Trust Holdings, Inc.	4,200	157,327
Sumitomo Osaka Cement Co. Ltd.	1,000	27,482
Sumitomo Pharma Co. Ltd.	800	2,786
Sumitomo Realty & Development Co. Ltd.	4,200	107,366
Sumitomo Rubber Industries Ltd.	3,200	33,724
Sumitomo Seika Chemicals Co. Ltd.	200	6,208
Sumitomo Warehouse Co. Ltd.(1)	1,300	22,284
Sun Frontier Fudousan Co. Ltd.	1,500	14,856
Sundrug Co. Ltd.	1,900	56,164
Suntory Beverage & Food Ltd.	2,000	64,349
Suruga Bank Ltd.	2,600	10,824
Suzuken Co. Ltd.	1,000	29,642
Suzuki Motor Corp.	2,400	94,302
SWCC Corp.	1,100	14,817
SymBio Pharmaceuticals Ltd.(1)(2)	1,000	2,691
Sysmex Corp.	1,200	63,673
119

Avantis International Equity Fund
	Shares	Value
Systena Corp.	2,000	$3,702
Syuppin Co. Ltd.	600	4,672
T Hasegawa Co. Ltd.	200	4,797
T&D Holdings, Inc.	4,700	74,492
Tachibana Eletech Co. Ltd.	1,400	25,515
Tachi-S Co. Ltd.	1,000	12,009
Tadano Ltd.	2,200	17,833
Taihei Dengyo Kaisha Ltd.	500	13,416
Taiheiyo Cement Corp.(1)	3,200	61,355
Taikisha Ltd.	1,000	31,423
Taisei Corp.	4,000	134,624
Taisho Pharmaceutical Holdings Co. Ltd.	400	16,524
Taiyo Holdings Co. Ltd.	600	10,816
Taiyo Yuden Co. Ltd.	1,800	50,040
Takamatsu Construction Group Co. Ltd.	100	1,791
Takara Bio, Inc.	1,000	9,793
Takara Standard Co. Ltd.(1)	1,200	15,992
Takasago International Corp.	400	7,890
Takasago Thermal Engineering Co. Ltd.	1,500	30,170
Takashimaya Co. Ltd.(1)	4,200	63,056
Takeda Pharmaceutical Co. Ltd., ADR(1)	11,069	170,463
Takuma Co. Ltd.	500	5,534
Tama Home Co. Ltd.(1)	500	12,184
Tanseisha Co. Ltd.	800	4,289
Tatsuta Electric Wire & Cable Co. Ltd.(1)(2)	200	973
TBS Holdings, Inc.	600	10,606
TDK Corp.	6,300	229,302
TechMatrix Corp.	400	4,511
TechnoPro Holdings, Inc.	1,500	36,788
Teijin Ltd.	5,000	50,770
Teikoku Electric Manufacturing Co. Ltd.	400	6,959
Teikoku Sen-I Co. Ltd.	200	2,672
Terumo Corp.	1,900	57,489
T-Gaia Corp.	100	1,202
THK Co. Ltd.	2,000	36,524
TIS, Inc.	2,400	56,583
TKC Corp.	600	15,147
Toa Corp.	300	7,425
Toagosei Co. Ltd.	1,300	12,385
Tobu Railway Co. Ltd.	4,000	109,657
Tocalo Co. Ltd.	1,600	15,703
Toda Corp.	4,500	25,312
Toho Bank Ltd.	3,300	6,273
Toho Co. Ltd.	700	26,680
Toho Gas Co. Ltd.	100	1,787
Toho Holdings Co. Ltd.(1)	1,300	26,015
Toho Titanium Co. Ltd.(1)	600	8,125
Toho Zinc Co. Ltd.	200	2,301
Tohoku Electric Power Co., Inc.(2)	7,900	55,116
Tokai Carbon Co. Ltd.	4,300	33,962
Tokai Corp.	200	2,592
120

Avantis International Equity Fund
	Shares	Value
TOKAI Holdings Corp.	2,800	$18,173
Tokai Rika Co. Ltd.	500	7,817
Tokai Tokyo Financial Holdings, Inc.	4,500	13,864
Token Corp.	100	5,264
Tokio Marine Holdings, Inc.	14,400	317,786
Tokushu Tokai Paper Co. Ltd.	100	2,225
Tokuyama Corp.	2,300	36,687
Tokyo Century Corp.	1,100	42,217
Tokyo Electric Power Co. Holdings, Inc.(2)	30,700	134,496
Tokyo Electron Device Ltd.	200	13,747
Tokyo Electron Ltd.	4,000	594,102
Tokyo Gas Co. Ltd.	3,300	76,364
Tokyo Kiraboshi Financial Group, Inc.	1,100	29,014
Tokyo Ohka Kogyo Co. Ltd.	500	33,797
Tokyo Steel Manufacturing Co. Ltd.(1)	1,600	17,968
Tokyo Tatemono Co. Ltd.	4,700	61,704
Tokyotokeiba Co. Ltd.	400	10,803
Tokyu Construction Co. Ltd.	2,800	14,762
Tokyu Corp.	4,700	59,392
Tokyu Fudosan Holdings Corp.	5,600	34,809
TOMONY Holdings, Inc.	5,200	14,725
Tomy Co. Ltd.	2,800	45,433
Topcon Corp.	2,400	28,888
Toppan, Inc.	3,700	89,377
Topre Corp.	1,100	13,087
Toray Industries, Inc.	23,200	125,087
Toridoll Holdings Corp.	1,300	35,518
Torii Pharmaceutical Co. Ltd.	100	2,575
Tosei Corp.	500	6,291
Toshiba Corp.	2,300	72,687
Toshiba TEC Corp.	400	9,726
Tosoh Corp.	6,900	89,285
Totech Corp.	600	21,571
Totetsu Kogyo Co. Ltd.	300	5,657
TOTO Ltd.	1,100	30,166
Towa Bank Ltd.	200	782
Towa Corp.	500	12,586
Towa Pharmaceutical Co. Ltd.	600	11,436
Toyo Construction Co. Ltd.	2,000	15,227
Toyo Engineering Corp.(2)	1,000	4,411
Toyo Gosei Co. Ltd.	100	5,095
Toyo Ink SC Holdings Co. Ltd.	200	3,115
Toyo Kanetsu KK	200	4,619
Toyo Seikan Group Holdings Ltd.	3,300	59,725
Toyo Suisan Kaisha Ltd.	700	28,862
Toyo Tanso Co. Ltd.	400	16,340
Toyo Tire Corp.	4,000	60,221
Toyobo Co. Ltd.	3,000	21,772
Toyoda Gosei Co. Ltd.	2,300	49,613
Toyota Boshoku Corp.	1,500	28,348
Toyota Industries Corp.	1,200	84,730
121

Avantis International Equity Fund
	Shares	Value
Toyota Motor Corp., ADR(1)	5,911	$1,017,460
Toyota Tsusho Corp.	3,200	190,492
TPR Co. Ltd.	200	2,510
Trancom Co. Ltd.	300	15,503
Transcosmos, Inc.	1,000	21,889
TRE Holdings Corp.	868	6,997
Trend Micro, Inc.	2,100	89,127
Trusco Nakayama Corp.	900	15,862
TS Tech Co. Ltd.	1,300	15,377
Tsubakimoto Chain Co.	400	10,559
Tsuburaya Fields Holdings, Inc.(1)	1,200	21,481
Tsugami Corp.	1,800	14,523
Tsukishima Holdings Co. Ltd.	500	4,721
Tsumura & Co.	600	11,306
Tsuruha Holdings, Inc.(1)	1,000	73,162
TV Asahi Holdings Corp.	400	4,549
UACJ Corp.	500	10,743
UBE Corp.	2,900	48,917
Uchida Yoko Co. Ltd.	200	8,920
Unicharm Corp.	1,500	59,840
Unipres Corp.	1,100	9,277
United Arrows Ltd.	1,200	17,789
United Super Markets Holdings, Inc.(1)	900	6,914
Universal Entertainment Corp.	100	1,632
Usen-Next Holdings Co. Ltd.(1)	500	12,007
Ushio, Inc.	1,200	15,124
USS Co. Ltd.	2,300	40,163
UT Group Co. Ltd.(2)	200	3,325
V Technology Co. Ltd.	200	3,282
Valor Holdings Co. Ltd.	1,200	17,897
Valqua Ltd.(1)	400	11,910
ValueCommerce Co. Ltd.	200	1,763
Vector, Inc.	600	5,528
Visional, Inc.(2)	300	15,762
Vital KSK Holdings, Inc.	400	2,687
VT Holdings Co. Ltd.	1,600	5,620
Wacoal Holdings Corp.	800	17,594
Wacom Co. Ltd.	1,800	7,405
Wakita & Co. Ltd.	600	5,523
Warabeya Nichiyo Holdings Co. Ltd.	1,200	22,432
Welcia Holdings Co. Ltd.(1)	400	7,359
West Holdings Corp.(1)	300	5,828
West Japan Railway Co.	700	30,306
W-Scope Corp.(1)(2)	1,400	11,442
Xebio Holdings Co. Ltd.	800	5,601
Yahagi Construction Co. Ltd.	400	3,440
Yakult Honsha Co. Ltd.	700	36,676
YAKUODO Holdings Co. Ltd.	200	3,523
YAMABIKO Corp.	500	5,053
Yamada Holdings Co. Ltd.	19,200	60,398
Yamae Group Holdings Co. Ltd.	1,200	33,197
122

Avantis International Equity Fund
	Shares	Value
Yamaguchi Financial Group, Inc.	6,600	$52,364
Yamaha Corp.	500	15,422
Yamaha Motor Co. Ltd.	4,100	106,093
Yamaichi Electronics Co. Ltd.	1,000	12,615
YA-MAN Ltd.(1)	600	4,257
Yamanashi Chuo Bank Ltd.	1,000	10,373
Yamato Holdings Co. Ltd.	4,500	84,527
Yamato Kogyo Co. Ltd.	200	9,641
Yamazaki Baking Co. Ltd.	3,000	56,862
Yamazen Corp.	1,900	14,891
Yaoko Co. Ltd.	500	26,354
Yaskawa Electric Corp.(1)	1,800	70,573
Yellow Hat Ltd.	500	6,478
Yodogawa Steel Works Ltd.	200	4,678
Yokogawa Bridge Holdings Corp.	1,300	24,631
Yokogawa Electric Corp.	3,600	71,283
Yokohama Rubber Co. Ltd.	2,700	54,861
Yokorei Co. Ltd.	700	6,346
Yonex Co. Ltd.	2,000	19,312
Yotai Refractories Co. Ltd.	200	2,059
Yuasa Trading Co. Ltd.	800	23,480
Z Holdings Corp.	25,100	75,372
Zenkoku Hosho Co. Ltd.	1,400	48,504
Zenrin Co. Ltd.	600	3,747
Zensho Holdings Co. Ltd.	1,100	51,857
Zeon Corp.(1)	2,700	29,728
ZERIA Pharmaceutical Co. Ltd.	700	11,589
ZOZO, Inc.	1,400	27,959
Zuken, Inc.	800	23,343
		41,681,082
Netherlands — 3.6%
Aalberts NV	2,661	110,537
ABN AMRO Bank NV, CVA	13,547	199,275
Adyen NV(2)	290	242,156
Aegon NV, NY Shares	36,353	184,673
AerCap Holdings NV(2)	3,884	238,944
Akzo Nobel NV	1,179	95,715
AMG Critical Materials NV	1,241	42,083
Arcadis NV	924	43,249
ASM International NV	483	232,501
ASML Holding NV, NY Shares	2,466	1,628,867
ASR Nederland NV	6,067	265,277
B&S Group Sarl	176	708
Basic-Fit NV(1)(2)	2,449	74,630
BE Semiconductor Industries NV(1)	2,230	255,971
Brunel International NV	841	11,337
Coca-Cola Europacific Partners PLC	1,975	126,617
Constellium SE(2)	1,297	23,346
DSM-Firmenich AG	1,458	134,866
Flow Traders Ltd.	1,075	21,774
ForFarmers NV(1)	632	1,677
123

Avantis International Equity Fund
	Shares	Value
Fugro NV(2)	4,982	$83,951
Heijmans NV, CVA	538	6,470
Heineken Holding NV(1)	291	23,287
Heineken NV	1,193	115,972
IMCD NV	405	55,782
ING Groep NV, ADR(1)	48,124	680,955
InPost SA(2)	5,471	64,291
JDE Peet's NV	810	22,546
Just Eat Takeaway.com NV(2)	2,714	38,121
Kendrion NV	46	719
Koninklijke Ahold Delhaize NV	21,207	693,681
Koninklijke BAM Groep NV	11,769	25,069
Koninklijke KPN NV	67,052	234,641
Koninklijke Philips NV, NY Shares(1)(2)	5,723	127,795
Koninklijke Vopak NV	3,006	108,378
Nedap NV	19	1,227
NN Group NV	3,132	120,568
OCI NV(2)	4,456	112,698
Prosus NV(2)	3,705	255,550
Randstad NV	1,178	69,131
SBM Offshore NV	1,193	17,283
SIF Holding NV(1)(2)	290	3,530
Sligro Food Group NV	705	13,562
TKH Group NV, CVA(1)	995	45,805
Universal Music Group NV(1)	3,793	94,041
Van Lanschot Kempen NV	419	12,407
Wolters Kluwer NV	797	96,031
		7,057,694
New Zealand — 0.3%
Air New Zealand Ltd.(2)	55,807	26,792
Arvida Group Ltd.	960	705
Auckland International Airport Ltd.(2)	7,581	35,297
Chorus Ltd.	10,602	50,713
Contact Energy Ltd.	10,221	51,019
EBOS Group Ltd.	1,070	24,212
Fisher & Paykel Healthcare Corp. Ltd.	3,211	43,367
Fletcher Building Ltd.	10,222	29,425
Genesis Energy Ltd.	11,169	16,887
Hallenstein Glasson Holdings Ltd.	237	873
Infratil Ltd.	5,254	31,640
KMD Brands Ltd.(1)	10,227	5,062
Mercury NZ Ltd.	10,385	38,432
Meridian Energy Ltd.	2,645	8,461
NZX Ltd.	2,074	1,432
Oceania Healthcare Ltd.	10,328	4,680
Ryman Healthcare Ltd.	6,317	24,988
Sanford Ltd.	585	1,413
Scales Corp. Ltd.	162	299
SKYCITY Entertainment Group Ltd.	17,623	24,902
Spark New Zealand Ltd.	19,153	57,944
Summerset Group Holdings Ltd.	3,170	19,362
124

Avantis International Equity Fund
	Shares	Value
Synlait Milk Ltd.(2)	167	$129
		498,034
Norway — 0.8%
2020 Bulkers Ltd.(2)	909	7,762
ABG Sundal Collier Holding ASA	7,195	3,536
Adevinta ASA(2)	508	3,604
Aker BP ASA	1,666	45,312
Aker Solutions ASA	3,184	13,298
Atea ASA(2)	1,108	13,761
Austevoll Seafood ASA	1,103	7,980
Bakkafrost P	196	9,876
Bluenord ASA(2)	674	30,562
Bonheur ASA	230	4,997
Borr Drilling Ltd.(2)	3,895	27,510
Borregaard ASA	682	9,929
Bouvet ASA	260	1,377
BW Energy Ltd.(2)	3,745	9,042
BW LPG Ltd.	2,550	30,894
BW Offshore Ltd.	5,561	12,972
DNB Bank ASA	5,954	117,690
DNO ASA	23,076	21,506
Elmera Group ASA(1)	637	1,319
Entra ASA	613	5,729
Equinor ASA, ADR(1)	7,211	220,440
Europris ASA	2,542	14,466
FLEX LNG Ltd.	624	18,949
Frontline PLC	2,509	44,209
Gjensidige Forsikring ASA	724	11,242
Golden Ocean Group Ltd.	2,772	20,385
Golden Ocean Group Ltd. (NASDAQ)	2,193	16,031
Gram Car Carriers ASA(2)	499	7,623
Hafnia Ltd.	4,260	24,893
Kitron ASA	5,012	17,777
Kongsberg Automotive ASA(1)(2)	17,100	3,702
Kongsberg Gruppen ASA	668	27,709
Leroy Seafood Group ASA	2,204	9,098
Mowi ASA	3,327	60,310
MPC Container Ships ASA	19,654	33,892
Nordic Semiconductor ASA(2)	1,777	21,582
Norsk Hydro ASA	14,839	82,103
Norske Skog ASA(1)(2)	1,236	5,087
Odfjell Drilling Ltd.(2)	3,213	10,915
Odfjell Technology Ltd.	535	2,534
Orkla ASA	3,095	23,629
Panoro Energy ASA	3,234	8,938
Petronor E&P ASA(2)	206	160
PGS ASA(2)	27,702	19,133
Protector Forsikring ASA	851	13,568
Salmar ASA	304	14,841
Scatec ASA	1,755	11,702
Schibsted ASA, B Shares	1,800	35,279
125

Avantis International Equity Fund
	Shares	Value
Schibsted ASA, Class A	1,112	$23,598
Seadrill Ltd.(2)	490	23,839
SpareBank 1 Nord Norge	1,780	15,959
Sparebank 1 Oestlandet	512	6,446
SpareBank 1 SMN	2,537	33,523
SpareBank 1 SR-Bank ASA	2,340	28,290
Sparebanken More	150	1,086
Sparebanken Vest	955	9,713
Stolt-Nielsen Ltd.	590	14,671
Storebrand ASA	5,321	42,638
Subsea 7 SA	4,737	61,721
Telenor ASA	4,840	51,819
TGS ASA	1,885	24,399
TOMRA Systems ASA	1,138	15,601
Veidekke ASA	669	6,332
Wallenius Wilhelmsen ASA	2,050	16,583
Yara International ASA	1,561	56,897
		1,591,968
Portugal — 0.2%
Banco Comercial Portugues SA, R Shares(2)	177,737	49,592
Corticeira Amorim SGPS SA	399	4,378
CTT-Correios de Portugal SA	3,038	11,138
EDP - Energias de Portugal SA	19,946	90,876
EDP Renovaveis SA	787	14,394
Galp Energia SGPS SA	6,552	90,432
Greenvolt-Energias Renovaveis SA(1)(2)	221	1,497
Jeronimo Martins SGPS SA	2,058	52,462
Navigator Co. SA	2,179	7,973
NOS SGPS SA	4,490	16,915
REN - Redes Energeticas Nacionais SGPS SA	13,744	37,561
Sonae SGPS SA	23,224	24,465
		401,683
Singapore — 1.4%
AEM Holdings Ltd.(1)	4,100	10,662
Bumitama Agri Ltd.	8,900	3,620
Capitaland India Trust	38,605	33,125
Capitaland Investment Ltd.	38,800	92,946
City Developments Ltd.	8,400	41,499
ComfortDelGro Corp. Ltd.	73,100	68,634
DBS Group Holdings Ltd.	12,052	296,644
Far East Orchard Ltd.	3,900	2,972
First Resources Ltd.	18,900	21,649
Frencken Group Ltd.	24,500	18,819
Fu Yu Corp. Ltd.	17,800	1,921
Geo Energy Resources Ltd.(1)	28,300	4,604
Golden Agri-Resources Ltd.	230,700	42,637
Grab Holdings Ltd., Class A(2)	9,246	34,857
Haw Par Corp. Ltd.	2,700	20,031
Hong Fok Corp. Ltd.(1)	15,800	11,335
Hour Glass Ltd.	8,700	12,605
Hutchison Port Holdings Trust, U Shares	134,300	22,284
126

Avantis International Equity Fund
	Shares	Value
iFAST Corp. Ltd.	2,000	$8,399
Japfa Ltd.	10,400	1,808
Jardine Cycle & Carriage Ltd.	2,500	61,772
Keppel Corp. Ltd.	41,100	210,850
Keppel Infrastructure Trust	46,100	16,883
Netlink NBN Trust	19,400	12,414
Olam Group Ltd.	24,600	22,743
Oversea-Chinese Banking Corp. Ltd.	34,324	318,469
QAF Ltd.	5,200	3,116
Raffles Medical Group Ltd.	19,100	17,795
Riverstone Holdings Ltd.	13,900	6,477
Samudera Shipping Line Ltd.(1)	19,300	10,558
SATS Ltd.(1)(2)	2,909	5,570
Sea Ltd., ADR(2)	1,405	52,870
Seatrium Ltd.(2)	784,394	84,084
Sembcorp Industries Ltd.	17,500	69,246
Sheng Siong Group Ltd.	14,600	16,416
Singapore Airlines Ltd.(1)	27,800	141,256
Singapore Exchange Ltd.	8,600	61,223
Singapore Post Ltd.	64,500	23,627
Singapore Technologies Engineering Ltd.	29,500	83,116
Singapore Telecommunications Ltd.	53,600	94,177
StarHub Ltd.	4,500	3,395
Straits Trading Co. Ltd.	6,700	9,762
TDCX, Inc., ADR(2)	627	3,323
UMS Holdings Ltd.	13,400	12,379
United Overseas Bank Ltd.	11,000	231,081
UOL Group Ltd.	11,000	54,004
Venture Corp. Ltd.	2,600	25,201
Wilmar International Ltd.	22,300	62,335
Wing Tai Holdings Ltd.	4,300	4,294
Yangzijiang Financial Holding Ltd.(1)	115,700	31,217
Yangzijiang Shipbuilding Holdings Ltd.	111,100	138,848
Yanlord Land Group Ltd.(2)	14,700	7,338
		2,646,890
Spain — 2.2%
Acciona SA	265	37,873
Acerinox SA	6,608	66,360
ACS Actividades de Construccion y Servicios SA	4,232	148,567
Aena SME SA	1,481	232,809
Almirall SA	2,079	21,100
Amadeus IT Group SA	2,870	196,921
Applus Services SA	1,497	15,371
Atresmedia Corp. de Medios de Comunicacion SA	1,279	5,081
Banco Bilbao Vizcaya Argentaria SA, ADR(1)	76,539	607,720
Banco de Sabadell SA	126,665	146,496
Banco Santander SA, ADR	104,723	405,278
Bankinter SA	7,173	45,977
CaixaBank SA	26,387	106,874
Cellnex Telecom SA(2)	2,384	91,177
CIE Automotive SA	454	13,807
127

Avantis International Equity Fund
	Shares	Value
Construcciones y Auxiliar de Ferrocarriles SA	289	$10,371
Corp. ACCIONA Energias Renovables SA	664	19,732
Ebro Foods SA(1)	526	9,495
Enagas SA	8,877	151,486
Ence Energia y Celulosa SA(1)	5,002	15,925
Endesa SA	4,353	90,403
Ercros SA	5,101	16,646
Faes Farma SA	4,776	16,707
Ferrovial SE	1,793	56,869
Fomento de Construcciones y Contratas SA(1)	527	6,779
Gestamp Automocion SA	6,053	27,057
Global Dominion Access SA	1,242	4,968
Grifols SA(2)	808	11,069
Grupo Catalana Occidente SA	464	15,388
Iberdrola SA	32,899	390,272
Indra Sistemas SA	1	14
Industria de Diseno Textil SA	7,582	290,477
Laboratorios Farmaceuticos Rovi SA	411	23,360
Mapfre SA	11,653	24,649
Melia Hotels International SA(2)	3,071	20,097
Miquel y Costas & Miquel SA	78	870
Naturgy Energy Group SA(1)	1,662	48,138
Neinor Homes SA(2)	1,125	11,264
Obrascon Huarte Lain SA(1)(2)	23,193	11,755
Prosegur Cash SA(1)	3,818	2,464
Prosegur Cia de Seguridad SA	2,790	4,869
Redeia Corp. SA	7,071	114,828
Repsol SA	27,227	420,823
Sacyr SA(1)	18,494	58,895
Talgo SA(2)	9	39
Talgo SA (Madrid)(1)	324	1,374
Telefonica SA, ADR(1)	48,843	199,768
Unicaja Banco SA	20,803	22,983
Viscofan SA	277	18,003
		4,259,248
Sweden — 3.1%
AAK AB	4,570	84,730
AddLife AB, B Shares	743	5,124
AddTech AB, B Shares	2,373	40,091
Africa Oil Corp.	8,100	19,483
Alfa Laval AB	2,028	71,203
Alimak Group AB	400	2,663
Alleima AB	1,053	4,824
Ambea AB	451	1,540
Annehem Fastigheter AB, B Shares(2)	151	232
Arise AB	907	3,352
Arjo AB, B Shares	6,055	23,862
Assa Abloy AB, Class B	4,174	93,940
Atlas Copco AB, A Shares	24,077	318,327
Atlas Copco AB, B Shares	13,990	161,062
Atrium Ljungberg AB, B Shares	902	16,404
128

Avantis International Equity Fund
	Shares	Value
Avanza Bank Holding AB(1)	3,707	$71,572
Axfood AB	1,616	39,034
Beijer Alma AB	1,089	17,077
Beijer Ref AB	3,132	35,900
Better Collective A/S(2)	847	19,448
Bilia AB, A Shares	2,990	28,574
Billerud Aktiebolag	4,656	38,038
BioArctic AB(1)(2)	99	2,812
BioGaia AB, B Shares	2,701	24,650
Boliden AB	5,167	137,393
Bonava AB, B Shares(1)	3,717	6,076
Boozt AB(1)(2)	1,103	10,183
Bravida Holding AB	1,751	12,454
Bufab AB	1,081	29,071
Bure Equity AB	775	15,538
Byggmax Group AB(2)	1,186	3,481
Castellum AB	3,027	32,266
Catena AB	510	18,600
Catena Media PLC(1)(2)	1,233	2,021
Cibus Nordic Real Estate AB(1)	949	10,215
Cint Group AB(2)	1,828	1,590
Clas Ohlson AB, B Shares	1,811	16,622
Cloetta AB, B Shares	5,697	9,604
Coor Service Management Holding AB	784	3,345
Corem Property Group AB, B Shares	6,921	5,059
Dios Fastigheter AB	2,413	15,036
Electrolux AB, B Shares	5,191	57,088
Elekta AB, B Shares(1)	6,921	49,428
Embracer Group AB(1)(2)	4,233	10,248
Eolus Vind AB, B Shares(1)	472	3,838
Epiroc AB, A Shares	5,604	107,515
Epiroc AB, B Shares	3,348	54,802
EQT AB	1,720	34,574
Essity AB, B Shares	6,015	140,427
Evolution AB	379	40,992
Fabege AB(1)	3,431	29,366
Fastighets AB Balder, B Shares(2)	6,059	28,960
Fingerprint Cards AB, B Shares(1)(2)	1,176	141
Fortnox AB	8,409	43,678
G5 Entertainment AB	124	1,930
GARO AB	383	1,817
Getinge AB, B Shares	5,532	95,910
Granges AB	1,135	10,816
H & M Hennes & Mauritz AB, B Shares(1)	11,516	175,826
Hexagon AB, B Shares	10,709	95,612
Hexpol AB	5,532	54,460
HMS Networks AB	703	28,165
Hoist Finance AB(2)	1,730	4,675
Holmen AB, B Shares	924	35,023
Hufvudstaden AB, A Shares	1,835	21,183
Husqvarna AB, B Shares	5,584	48,076
129

Avantis International Equity Fund
	Shares	Value
Industrivarden AB, A Shares	1,066	$27,768
Indutrade AB	2,435	46,732
Instalco AB	4,268	14,518
Intrum AB(1)	284	1,793
Investment AB Latour, B Shares	700	12,719
Inwido AB	1,443	15,067
JM AB	1,250	16,456
Kopparbergs Bryggeri AB, B Shares	454	5,280
Lifco AB, B Shares	1,571	28,728
Lime Technologies AB	93	2,136
Lindab International AB	778	11,423
Loomis AB	2,766	73,326
Maha Energy AB(1)(2)	2,600	2,090
MEKO AB	513	4,609
Millicom International Cellular SA, SDR(2)	2,359	37,529
MIPS AB	930	34,353
Modern Times Group MTG AB, B Shares(2)	3,856	26,171
Munters Group AB	204	2,518
Mycronic AB	2,364	48,402
NCC AB, B Shares(1)	1,971	20,266
Neobo Fastigheter AB(1)(2)	1,126	1,132
New Wave Group AB, B Shares	1,770	12,603
Nibe Industrier AB, B Shares	5,336	39,940
Nobia AB(2)	1,165	979
Nolato AB, B Shares	2,030	8,688
Nordea Bank Abp	34,318	375,962
Nordic Waterproofing Holding AB	311	4,379
Nordnet AB publ	4,118	53,305
NP3 Fastigheter AB	89	1,367
Nyfosa AB	2,301	14,448
Orron Energy AB(2)	793	659
OX2 AB(2)	1	5
Pandox AB	1,852	20,567
Paradox Interactive AB	1,018	25,960
Peab AB, Class B	4,080	16,557
Platzer Fastigheter Holding AB, B Shares	531	3,537
Proact IT Group AB	345	2,236
RaySearch Laboratories AB(2)	89	681
Rejlers AB	199	2,162
Resurs Holding AB	5,291	11,586
Saab AB, B Shares	1,852	97,627
Sagax AB, B Shares	507	10,544
Samhallsbyggnadsbolaget i Norden AB(1)	11,270	3,612
Sandvik AB	9,149	173,024
Scandi Standard AB	2,398	11,379
Scandic Hotels Group AB(1)(2)	3,942	12,769
Sectra AB, B Shares(2)	2,920	45,607
Securitas AB, B Shares	1,774	14,434
Sinch AB(2)	21,789	45,732
Skandinaviska Enskilda Banken AB, A Shares	17,240	199,873
Skanska AB, B Shares	5,643	82,605
130

Avantis International Equity Fund
	Shares	Value
SKF AB, B Shares	4,516	$73,120
SkiStar AB	1,531	16,323
Solid Forsakring AB	189	1,111
Spotify Technology SA(2)	303	46,653
SSAB AB, A Shares	6,025	34,562
SSAB AB, B Shares	17,121	94,758
Stillfront Group AB(2)	2,051	3,369
Svenska Cellulosa AB SCA, B Shares	5,491	73,096
Svenska Handelsbanken AB, A Shares	18,830	157,119
Sweco AB, B Shares	1,505	14,650
Swedbank AB, A Shares	13,010	230,247
Swedish Orphan Biovitrum AB(1)(2)	1,017	19,616
Tele2 AB, B Shares	5,757	40,672
Telefonaktiebolaget LM Ericsson, ADR(1)	25,223	130,151
Telia Co. AB	44,075	88,979
Tethys Oil AB(2)	1,621	7,961
TF Bank AB(2)	201	2,736
Thule Group AB	941	27,197
Transtema Group AB(2)	301	447
Trelleborg AB, B Shares	3,665	93,043
Troax Group AB	1,300	20,843
Truecaller AB, B Shares(1)(2)	4,803	15,040
Viaplay Group AB, B Shares(1)(2)	422	1,976
Vitec Software Group AB, B Shares	386	20,839
Vitrolife AB	318	4,328
Volvo AB, A Shares	1,893	38,719
Volvo AB, B Shares	17,368	350,028
Volvo Car AB, Class B(1)(2)	9,071	34,439
Wallenstam AB, B Shares	4,902	17,672
Wihlborgs Fastigheter AB	4,412	33,898
		6,046,481
Switzerland — 8.3%
ABB Ltd., ADR	4,415	167,373
Accelleron Industries AG	2,202	59,459
Adecco Group AG	733	31,530
Alcon, Inc.	4,355	363,466
Allreal Holding AG	221	38,577
ALSO Holding AG	244	59,261
ams-OSRAM AG(2)	4,815	33,749
Arbonia AG	1,126	11,906
Aryzta AG(2)	6,736	11,204
Ascom Holding AG	1,979	24,368
Autoneum Holding AG(2)	85	12,669
Bachem Holding AG, Class B	180	16,753
Baloise Holding AG	1,039	162,314
Banque Cantonale Vaudoise	839	90,901
Barry Callebaut AG	42	73,187
Basilea Pharmaceutica AG(2)	121	6,590
Belimo Holding AG	143	75,218
Bell Food Group AG	60	18,099
Bellevue Group AG	89	2,455
131

Avantis International Equity Fund
	Shares	Value
BKW AG	199	$34,193
Bucher Industries AG	187	76,660
Burckhardt Compression Holding AG	135	79,442
Bystronic AG	14	9,437
Cembra Money Bank AG	784	57,083
Chocoladefabriken Lindt & Spruengli AG	1	117,819
Chocoladefabriken Lindt & Spruengli AG, Participation Certificate	8	95,622
Cie Financiere Richemont SA, Class A	5,365	760,980
Clariant AG	3,245	53,984
Coltene Holding AG	73	5,689
Comet Holding AG	138	35,386
COSMO Pharmaceuticals NV	51	2,573
Daetwyler Holding AG, Bearer Shares	76	15,830
DKSH Holding AG	1,033	78,944
dormakaba Holding AG	107	55,987
Dufry AG(2)	1,630	72,425
EFG International AG	2,307	25,785
Emmi AG	40	43,092
EMS-Chemie Holding AG	72	54,034
Flughafen Zurich AG	523	107,630
Forbo Holding AG	30	40,518
Fundamenta Real Estate AG	318	5,851
GAM Holding AG(2)	1,797	873
Geberit AG	217	112,307
Georg Fischer AG	1,691	109,272
Givaudan SA	14	46,634
Gurit Holding AG, Bearer Shares(1)(2)	60	5,842
Helvetia Holding AG	784	119,226
Holcim AG	8,688	574,539
Huber & Suhner AG	537	41,363
Idorsia Ltd.(1)(2)	580	3,155
Implenia AG	770	27,429
Ina Invest Holding AG(2)	20	396
Inficon Holding AG	78	99,456
Interroll Holding AG	20	59,602
Intershop Holding AG	26	17,655
Julius Baer Group Ltd.	4,374	303,597
Komax Holding AG	62	15,527
Kuehne + Nagel International AG	806	242,159
LEM Holding SA	23	51,893
Leonteq AG(1)	434	19,543
Liechtensteinische Landesbank AG	79	5,434
Logitech International SA	1,805	124,874
Lonza Group AG	501	276,347
Medacta Group SA	105	14,773
Metall Zug AG, B Shares	4	6,760
Mobilezone Holding AG	1,771	27,628
Mobimo Holding AG	167	48,803
Nestle SA	10,463	1,258,065
Novartis AG, ADR	18,257	1,834,463
OC Oerlikon Corp. AG	4,799	23,547
132

Avantis International Equity Fund
	Shares	Value
Orior AG	391	$33,349
Partners Group Holding AG	585	630,574
Peach Property Group AG(1)(2)	168	2,696
PSP Swiss Property AG	784	95,252
Roche Holding AG	6,805	1,997,187
Roche Holding AG, Bearer Shares	258	80,408
Schindler Holding AG	346	72,602
Schindler Holding AG, Bearer Participation Certificate	556	123,821
Schweiter Technologies AG	24	17,280
Schweizerische Nationalbank(1)(2)	2	10,547
SFS Group AG	406	46,504
SGS SA	2,125	192,998
Siegfried Holding AG	35	31,596
SIG Group AG	1,594	41,931
Sika AG	542	153,160
Softwareone Holding AG	1,627	32,471
Sonova Holding AG	196	51,790
St. Galler Kantonalbank AG	94	52,540
Stadler Rail AG	2,073	84,256
Straumann Holding AG	1,262	190,801
Swatch Group AG	1,119	59,618
Swatch Group AG, Bearer Shares	653	183,323
Swiss Life Holding AG	582	364,486
Swiss Prime Site AG	1,317	126,463
Swiss Re AG	3,029	294,139
Swisscom AG	657	400,040
Swissquote Group Holding SA	361	71,670
Tecan Group AG	130	51,833
Temenos AG	872	69,111
TX Group AG	61	6,388
u-blox Holding AG	334	29,775
UBS Group AG(1)(2)	36,696	980,150
Valiant Holding AG	415	44,504
VAT Group AG	471	188,234
Vetropack Holding AG	50	2,639
Vontobel Holding AG	888	54,961
VP Bank AG, Class A	24	2,439
VZ Holding AG	197	19,896
V-ZUG Holding AG(2)	38	2,877
Ypsomed Holding AG	60	17,727
Zehnder Group AG	255	16,863
Zurich Insurance Group AG	1,775	832,285
		16,320,389
United Kingdom — 13.1%
3i Group PLC	22,601	569,126
4imprint Group PLC	403	25,998
abrdn PLC	30,034	62,653
Admiral Group PLC	4,023	126,741
AG Barr PLC	685	4,229
Airtel Africa PLC	17,498	25,254
AJ Bell PLC	7,601	27,895
133

Avantis International Equity Fund
	Shares	Value
Alliance Pharma PLC	10,362	$6,282
Alpha Group International PLC	573	15,539
Anglo American PLC	16,782	446,261
Antofagasta PLC	6,935	127,007
Ashmore Group PLC	2,920	7,162
Ashtead Group PLC	10,856	757,296
ASOS PLC(1)(2)	2,037	11,251
Associated British Foods PLC	4,086	102,926
Aston Martin Lagonda Global Holdings PLC(2)	3,975	17,902
AstraZeneca PLC, ADR	14,698	996,818
Atalaya Mining PLC	1,621	6,677
Auto Trader Group PLC	18,404	141,130
Avation PLC(2)	285	372
Aviva PLC	29,486	139,904
B&M European Value Retail SA	22,650	165,528
Babcock International Group PLC(2)	4,076	19,934
BAE Systems PLC	11,143	141,825
Balfour Beatty PLC	9,906	41,013
Bank of Georgia Group PLC	1,761	77,686
Barclays PLC, ADR	63,811	479,221
Barratt Developments PLC	12,137	69,575
Beazley PLC	7,261	50,133
Bellway PLC	1,639	44,292
Berkeley Group Holdings PLC	1,395	71,670
Bioventix PLC	97	4,674
Bloomsbury Publishing PLC	1,593	8,411
Bodycote PLC	2,068	17,380
BP PLC, ADR	40,891	1,520,327
Breedon Group PLC	3,554	15,722
Britvic PLC	10,143	112,758
BT Group PLC	179,243	262,217
Bunzl PLC	1,783	63,848
Burberry Group PLC	12,124	334,739
Burford Capital Ltd.	4,035	55,675
Bytes Technology Group PLC	9,339	57,373
Capricorn Energy PLC	5,874	12,791
Carnival PLC, ADR(2)	2,365	33,820
Centamin PLC	44,961	49,936
Central Asia Metals PLC	6,765	17,132
Centrica PLC	161,157	309,319
Cerillion PLC	701	11,012
Chemring Group PLC	1,059	3,890
Chesnara PLC	3,157	10,903
Clarkson PLC	707	24,245
Close Brothers Group PLC	5,419	56,245
CMC Markets PLC	4,009	5,372
Coats Group PLC	45,694	44,360
Coca-Cola HBC AG	5,167	148,845
Compass Group PLC	13,094	330,188
Computacenter PLC	1,736	47,929
ConvaTec Group PLC	13,316	39,084
134

Avantis International Equity Fund
	Shares	Value
Crest Nicholson Holdings PLC	9,099	$20,771
Croda International PLC	994	69,419
CVS Group PLC	810	21,722
DCC PLC	698	38,193
De La Rue PLC(2)	2,261	1,595
DFS Furniture PLC	9,527	13,260
Diageo PLC, ADR(1)	4,845	802,574
Direct Line Insurance Group PLC(2)	20,073	41,135
Diversified Energy Co. PLC	6,380	7,397
Domino's Pizza Group PLC	1,387	6,933
Dowlais Group PLC(2)	12,339	17,699
Drax Group PLC	9,662	67,465
DS Smith PLC	26,586	104,957
Dunelm Group PLC	4,419	65,092
easyJet PLC(2)	8,253	44,087
Ecora Resources PLC	13,738	19,132
EMIS Group PLC	1,286	31,182
Endeavour Mining PLC	1,938	40,088
Energean PLC	5,471	78,758
EnQuest PLC(2)	45,716	9,843
Ergomed PLC(2)	452	6,028
Essentra PLC	6,998	13,067
Experian PLC	6,675	233,115
Ferrexpo PLC(2)	15,137	14,824
Firstgroup PLC(1)	25,619	46,964
Forterra PLC	7,139	15,111
Fresnillo PLC	497	3,619
Frontier Developments PLC(2)	65	277
Games Workshop Group PLC	1,141	156,240
Gamma Communications PLC	1,255	17,030
Genel Energy PLC	8,674	9,139
Georgia Capital PLC(2)	584	7,187
Glencore PLC	124,312	661,985
Golar LNG Ltd.	2,375	52,488
Grafton Group PLC	6,351	69,375
Grainger PLC	8,530	25,487
Greggs PLC	4,529	141,190
GSK PLC, ADR	7,851	275,806
Gulf Keystone Petroleum Ltd.	10,676	12,653
Gym Group PLC(1)(2)	3,624	5,089
Haleon PLC	38,911	159,323
Haleon PLC, ADR	17,574	144,458
Halfords Group PLC	3,874	8,962
Halma PLC	1,280	34,699
Harbour Energy PLC	8,634	27,315
Hargreaves Lansdown PLC	11,104	106,856
Hays PLC	36,679	49,681
Headlam Group PLC	1,141	3,163
Helios Towers PLC(2)	19,955	23,015
Hikma Pharmaceuticals PLC	1,954	53,976
Hill & Smith PLC	1,870	42,358
135

Avantis International Equity Fund
	Shares	Value
Hiscox Ltd.	4,569	$57,648
Hochschild Mining PLC	19,992	23,158
Hotel Chocolat Group PLC(2)	183	248
Howden Joinery Group PLC	13,889	129,897
HSBC Holdings PLC, ADR(1)	26,136	975,396
Hunting PLC	2,569	7,994
Ibstock PLC	12,744	24,010
IG Group Holdings PLC	8,950	76,604
IMI PLC	2,241	42,529
Impax Asset Management Group PLC	2,916	19,732
Indivior PLC(2)	5,080	116,892
Informa PLC	6,661	61,544
InterContinental Hotels Group PLC	948	71,304
Intermediate Capital Group PLC	3,734	63,813
International Distributions Services PLC(2)	15,435	47,402
International Personal Finance PLC	4,374	6,899
Intertek Group PLC	1,307	68,447
Investec PLC	14,255	84,200
IP Group PLC	29,947	22,240
IWG PLC(2)	7,707	17,465
J D Wetherspoon PLC(2)	378	3,465
J Sainsbury PLC	28,045	95,907
Jadestone Energy PLC	19,084	8,990
JD Sports Fashion PLC	70,820	129,990
JET2 PLC	7,607	101,702
Johnson Matthey PLC	4,233	87,268
Jubilee Metals Group PLC(2)	28,078	2,523
Judges Scientific PLC	96	11,460
Jupiter Fund Management PLC	7,591	9,554
Just Group PLC	13,695	13,062
Kainos Group PLC	2,483	38,161
Keller Group PLC	1,301	12,678
Kingfisher PLC	33,611	99,606
Knights Group Holdings PLC	237	273
Lancashire Holdings Ltd.	6,023	43,645
Legal & General Group PLC	66,850	184,700
Liberty Global PLC, Class A(2)	1,827	33,690
Liberty Global PLC, Class C(2)	3,318	65,829
Liontrust Asset Management PLC	2,711	22,566
Lloyds Banking Group PLC, ADR	196,843	413,370
London Stock Exchange Group PLC	1,372	141,939
Lookers PLC	1,152	1,878
Luxfer Holdings PLC	635	7,639
M&G PLC	14,541	35,121
Man Group PLC	33,132	88,791
Mandarin Oriental International Ltd.(1)	3,400	5,915
Marks & Spencer Group PLC(2)	76,437	219,236
Marshalls PLC	1,809	6,290
Marston's PLC(2)	6,983	2,829
McBride PLC(2)	3,696	1,808
Me Group International PLC	14,615	29,356
136

Avantis International Equity Fund
	Shares	Value
Mears Group PLC	5,903	$20,898
Mitchells & Butlers PLC(2)	10,295	28,756
Mitie Group PLC	72,097	88,612
Molten Ventures PLC(2)	2,262	6,959
Mondi PLC	8,691	144,365
Moneysupermarket.com Group PLC	10,218	32,126
Morgan Advanced Materials PLC	7,472	24,853
Morgan Sindall Group PLC	493	12,298
Mortgage Advice Bureau Holdings Ltd.	524	3,720
Motorpoint group PLC(2)	72	88
Naked Wines PLC(1)(2)	964	849
National Grid PLC, ADR(1)	7,921	500,686
NatWest Group PLC, ADR(1)	40,973	241,331
Next 15 Group PLC	1,714	13,400
Next PLC	3,273	289,263
Ninety One PLC	16,655	36,105
Norcros PLC	2,404	4,569
Ocado Group PLC(2)	886	9,759
OSB Group PLC	11,073	47,780
Pagegroup PLC	12,057	63,943
Pan African Resources PLC	106,942	18,969
Paragon Banking Group PLC	5,426	36,166
Pearson PLC, ADR(1)	5,145	54,383
Pennon Group PLC	8,172	66,679
Persimmon PLC	3,579	48,249
Petra Diamonds Ltd.(2)	4,880	4,442
Petrofac Ltd.(1)(2)	3,277	2,997
Phoenix Group Holdings PLC	7,538	49,656
Playtech PLC(2)	3,187	21,206
Plus500 Ltd.	4,956	89,631
Prax Exploration & Production PLC(2)	154,073	3,455
Premier Foods PLC	10,225	15,976
Prudential PLC, ADR	5,306	131,111
PZ Cussons PLC	7,423	14,902
QinetiQ Group PLC	8,039	33,860
Quilter PLC	11,967	12,948
Rathbones Group PLC	909	20,247
Reach PLC	11,421	10,607
Reckitt Benckiser Group PLC	4,576	330,230
Redde Northgate PLC	9,590	38,990
Redrow PLC	7,780	46,766
RELX PLC, ADR	17,188	559,126
Renewi PLC(2)	877	5,337
Renishaw PLC	80	3,683
Rentokil Initial PLC	13,762	104,777
Restaurant Group PLC(2)	16,707	8,982
Rhi Magnesita NV	807	28,903
Rightmove PLC	17,607	124,626
Rio Tinto PLC, ADR(1)	11,838	739,875
Rolls-Royce Holdings PLC(2)	53,734	150,741
RS Group PLC	4,254	40,878
137

Avantis International Equity Fund
	Shares	Value
Saga PLC(1)(2)	108	$200
Sage Group PLC	4,743	58,285
Savannah Energy PLC(2)	44,665	7,412
Savills PLC	130	1,498
Schroders PLC	5,170	26,896
Serco Group PLC	23,913	46,316
Serica Energy PLC	10,373	32,820
Severn Trent PLC	1,404	42,637
Shanta Gold Ltd.	16,512	2,019
Shell PLC, ADR	25,334	1,572,988
SIG PLC(2)	1,703	726
Sirius Real Estate Ltd.	40,691	44,849
Smart Metering Systems PLC	1,076	9,358
Smith & Nephew PLC, ADR	3,049	82,140
Smiths Group PLC	2,384	49,444
Softcat PLC	2,481	47,181
Speedy Hire PLC	6,740	2,989
Spirax-Sarco Engineering PLC	569	72,915
Spire Healthcare Group PLC	642	1,770
Spirent Communications PLC	7,786	15,466
SSE PLC	8,493	174,524
SSP Group PLC(2)	13,261	39,476
St. James's Place PLC	3,721	41,608
Standard Chartered PLC	41,463	373,072
Strix Group PLC(1)	2,672	3,043
Studio Retail Group PLC(2)	420	5
Superdry PLC(2)	1,215	863
Synthomer PLC(2)	2,700	2,186
Tate & Lyle PLC	11,535	103,116
Tatton Asset Management PLC	821	5,215
Taylor Wimpey PLC	100,296	144,948
TBC Bank Group PLC	2,115	76,171
Telecom Plus PLC	518	10,430
Tesco PLC	71,908	241,919
TI Fluid Systems PLC	12,871	20,625
Topps Tiles PLC	1,038	672
TP ICAP Group PLC	4,487	9,380
Travis Perkins PLC	2,650	28,826
Tremor International Ltd.(1)(2)	765	1,489
TUI AG(2)	1,052	6,239
Tullow Oil PLC(1)(2)	13,780	6,112
Unilever PLC, ADR	13,153	671,066
United Utilities Group PLC	14,218	170,257
Vanquis Banking Group PLC	9,000	11,805
Vertu Motors PLC	18,946	16,726
Vesuvius PLC	1,468	8,188
Victrex PLC	813	15,444
Virgin Money UK PLC	26,413	54,302
Vistry Group PLC	5,023	49,699
Vodafone Group PLC, ADR	34,486	321,410
Vp PLC	87	597
138

Avantis International Equity Fund
	Shares	Value
Watches of Switzerland Group PLC(2)	8,607	$63,392
Watkin Jones PLC(1)	3,373	2,002
Weir Group PLC	1,376	31,895
WH Smith PLC	1,292	23,954
Whitbread PLC	2,788	121,260
Wickes Group PLC	7,958	14,141
Wincanton PLC	1,138	3,444
WPP PLC, ADR(1)	1,117	54,063
Yellow Cake PLC(2)	9,982	58,940
YouGov PLC	1,701	18,738
		25,643,849
United States†
Block, Inc.(2)	91	5,261
Gen Digital, Inc.	12	243
Resolute Forest Products, Inc.(2)	2,300	2,957
		8,461
TOTAL COMMON STOCKS (Cost $176,737,550)		194,034,633
RIGHTS†
Australia†
29Metals Ltd.(2)	3,504	431
Canada†
Constellation Software, Inc.(2)	100	55
Sweden†
Fingerprint Cards AB(1)(2)	1,176	2
Swedish Orphan Biovitrum AB(1)(2)	1,017	919
		921
TOTAL RIGHTS (Cost $44)		1,407
WARRANTS†
Australia†
Magellan Financial Group Ltd.(1)(2)	79	10
Canada†
Constellation Software, Inc.(2)	100	1
TOTAL WARRANTS (Cost $—)		11
SHORT-TERM INVESTMENTS — 6.5%
Money Market Funds — 6.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,060,746	1,060,746
State Street Navigator Securities Lending Government Money Market Portfolio(3)	11,600,731	11,600,731
TOTAL SHORT-TERM INVESTMENTS (Cost $12,661,477)		12,661,477
TOTAL INVESTMENT SECURITIES — 105.6% (Cost $189,399,071)		206,697,528
OTHER ASSETS AND LIABILITIES — (5.6)%		(10,876,486)
TOTAL NET ASSETS — 100.0%		$195,821,042
139

Avantis International Equity Fund
MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	20.8%
Industrials	17.8%
Consumer Discretionary	10.9%
Materials	10.8%
Health Care	8.0%
Consumer Staples	7.2%
Energy	7.2%
Information Technology	6.5%
Utilities	4.1%
Communication Services	3.9%
Real Estate	1.9%
Short-Term Investments	6.5%
Other Assets and Liabilities	(5.6)%

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	2	September 2023	$451,600	$122
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CVA	–	Certificaten Van Aandelen
SDR	–	Swedish Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $18,976,317. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $19,806,703, which includes securities collateral of $8,205,972.

See Notes to Financial Statements.

140

AUGUST 31, 2023

Avantis International Small Cap Value Fund
	Shares	Value
COMMON STOCKS — 98.6%
Australia — 8.0%
29Metals Ltd.	44,992	$25,474
Accent Group Ltd.	15,260	20,186
Adbri Ltd.	79,984	114,081
Aeris Resources Ltd.(1)(2)	55,697	8,602
Alkane Resources Ltd.(1)	84,644	36,548
Alliance Aviation Services Ltd.(1)	9,551	19,936
Appen Ltd.(1)(2)	21,185	21,672
Ardent Leisure Group Ltd.(1)(2)	133,547	46,606
Aurelia Metals Ltd.(1)	4,146	243
Austal Ltd.	104,853	132,278
Australian Agricultural Co. Ltd.(1)	38,261	35,908
Australian Finance Group Ltd.(2)	51,743	52,761
Bank of Queensland Ltd.(2)	231,319	859,135
Beach Energy Ltd.	629,431	630,429
Bega Cheese Ltd.(2)	100,778	195,823
Bendigo & Adelaide Bank Ltd.	110,415	676,326
Brickworks Ltd.	2,469	43,586
Byron Energy Ltd.(1)	7,834	462
Capricorn Metals Ltd.(1)	65,463	191,878
Champion Iron Ltd.	120,419	469,316
Cooper Energy Ltd.(1)	782,026	60,731
Coronado Global Resources, Inc.	292,152	296,759
Costa Group Holdings Ltd.	126,508	232,778
Credit Corp. Group Ltd.(2)	15,116	208,349
CSR Ltd.	55,666	211,555
DDH1 Ltd.	75,837	43,180
Emeco Holdings Ltd.	88,013	37,516
EML Payments Ltd.(1)(2)	42,509	31,099
Evolution Mining Ltd.	349,758	835,004
EVT Ltd.	26,243	206,791
FleetPartners Group Ltd.(1)	76,422	145,089
Gold Road Resources Ltd.	312,404	356,164
GrainCorp Ltd., A Shares	100,933	475,384
Grange Resources Ltd.	222,445	65,280
Harvey Norman Holdings Ltd.(2)	172,356	449,586
Hastings Technology Metals Ltd.(1)(2)	3,617	2,526
Helia Group Ltd.	122,738	307,719
HUB24 Ltd.	126	2,621
Humm Group Ltd.	50,226	14,143
Iluka Resources Ltd.	150,278	823,306
Infomedia Ltd.	30,568	33,236
Inghams Group Ltd.	132,571	297,951
JB Hi-Fi Ltd.(2)	1,944	57,342
Karoon Energy Ltd.(1)	236,348	365,232
Leo Lithium Ltd.(1)	183,575	135,600
Macmahon Holdings Ltd.	111,757	11,529
Magellan Financial Group Ltd.	60,542	349,167
McMillan Shakespeare Ltd.	20,883	240,389
141

Avantis International Small Cap Value Fund
	Shares	Value
Metals X Ltd.(1)(2)	108,460	$20,236
MMA Offshore Ltd.(1)	52,308	44,900
Monadelphous Group Ltd.	4,391	41,491
Mount Gibson Iron Ltd.(1)	54,215	15,735
Myer Holdings Ltd.	294,346	127,394
MyState Ltd.	7,500	15,932
New Hope Corp. Ltd.	245,624	890,955
nib holdings Ltd.	74,771	401,869
NRW Holdings Ltd.	179,625	316,575
Nufarm Ltd.	20,490	68,511
OFX Group Ltd.(1)	32,997	36,808
Orica Ltd.	8,342	84,511
Pacific Current Group Ltd.	868	6,231
Perenti Ltd.(1)(2)	264,453	181,165
Perseus Mining Ltd.	433,899	525,976
Platinum Asset Management Ltd.	199,755	184,435
Premier Investments Ltd.	24,875	411,922
Ramelius Resources Ltd.(2)	387,332	342,712
Red 5 Ltd.(1)	226,305	35,730
Regis Resources Ltd.(1)	286,922	298,233
Reject Shop Ltd.(1)	3,585	12,628
Resimac Group Ltd.	17,203	11,769
Resolute Mining Ltd.(1)(2)	826,967	197,519
Ridley Corp. Ltd.	83,373	116,411
Sandfire Resources Ltd.(1)	212,392	910,229
Seven West Media Ltd.(1)	212,976	41,364
Sierra Rutile Holdings Ltd.(1)(2)	8,804	1,081
Sigma Healthcare Ltd.	272,921	141,305
Silver Lake Resources Ltd.(1)	323,216	204,618
Sims Ltd.	49,280	485,537
Solvar Ltd.(2)	24,697	20,521
Southern Cross Media Group Ltd.	65,243	32,657
Star Entertainment Group Ltd. (Sydney)(1)	275,855	177,870
Super Retail Group Ltd.	65,380	547,365
Ten Sixty Four Ltd.	4,832	892
Terracom Ltd.(2)	194,588	59,597
Viva Energy Group Ltd.	369,669	744,745
West African Resources Ltd.(1)	333,245	183,289
Westgold Resources Ltd.(1)	131,474	136,954
Whitehaven Coal Ltd.	154,237	603,888
		18,558,836
Austria — 0.8%
AT&S Austria Technologie & Systemtechnik AG	20,522	731,171
Immofinanz AG(1)	19,710	379,762
POLYTEC Holding AG	6,121	29,532
Porr Ag	14,719	192,297
Semperit AG Holding	6,048	144,344
UNIQA Insurance Group AG	63,327	509,803
		1,986,909
Belgium — 1.3%
Bekaert SA	19,187	909,780
142

Avantis International Small Cap Value Fund
	Shares	Value
bpost SA	30,561	$143,873
Cie d'Entreprises CFE	3,893	34,046
Deceuninck NV	1,622	4,041
Deme Group NV	2,911	340,586
Euronav NV	19,091	332,499
Gimv NV	3,173	145,746
Ion Beam Applications	785	10,333
Jensen-Group NV	250	8,860
KBC Ancora	16,027	710,518
Ontex Group NV(1)	16,269	131,643
Proximus SADP	8,132	61,462
Tessenderlo Group SA	3,504	108,645
		2,942,032
Canada — 10.1%
Advantage Energy Ltd.(1)	49,100	349,936
Alaris Equity Partners Income	1,400	15,801
Algoma Central Corp.	200	2,228
Argonaut Gold, Inc.(1)	34,000	18,117
Aris Mining Corp.(1)	7,900	18,359
Athabasca Oil Corp.(1)	123,100	341,641
AutoCanada, Inc.(1)(2)	1,500	29,851
B2Gold Corp.(2)	58,399	179,796
Baytex Energy Corp.(1)	128,800	524,275
Birchcliff Energy Ltd.(2)	76,715	474,075
Bitfarms Ltd.(1)(2)	69,100	94,097
Bonterra Energy Corp.(1)	5,800	31,292
Calfrac Well Services Ltd.(1)	4,100	18,297
Calibre Mining Corp.(1)	34,800	40,693
Canacol Energy Ltd.(2)	3,101	26,392
Canadian Western Bank	22,400	435,832
Canfor Corp.(1)	14,000	215,305
Capital Power Corp.	22,700	683,251
Cardinal Energy Ltd.(2)	31,000	165,645
Celestica, Inc.(1)	25,700	599,134
China Gold International Resources Corp. Ltd.	2,500	10,454
Chorus Aviation, Inc.(1)(2)	21,331	42,466
Corus Entertainment, Inc., B Shares(2)	50,016	50,342
Crescent Point Energy Corp.	148,346	1,220,846
Crew Energy, Inc.(1)(2)	32,200	151,325
Doman Building Materials Group Ltd.	12,600	72,456
Dorel Industries, Inc., Class B(1)(2)	877	3,842
Dundee Precious Metals, Inc.	45,500	293,635
Eldorado Gold Corp. (Toronto)(1)	50,700	484,412
Enerflex Ltd.	36,200	223,437
Enerplus Corp.	43,700	747,415
Ensign Energy Services, Inc.(1)(2)	30,100	68,612
EQB, Inc.	6,500	374,212
ERO Copper Corp.(1)(2)	14,700	304,074
Evertz Technologies Ltd.	200	1,892
First National Financial Corp.	700	19,375
Fortuna Silver Mines, Inc.(1)(2)	46,300	143,917
143

Avantis International Small Cap Value Fund
	Shares	Value
Frontera Energy Corp.(1)	9,445	$72,557
Galiano Gold, Inc.(1)(2)	66	42
Gear Energy Ltd.(2)	25,000	15,542
goeasy Ltd.(2)	1,300	121,476
Headwater Exploration, Inc.	29,400	156,008
Home Capital Group, Inc.	5,153	168,792
Hudbay Minerals, Inc.(2)	82,400	409,805
Hut 8 Mining Corp.(1)(2)	60,700	148,246
iA Financial Corp., Inc.	9,200	577,179
IAMGOLD Corp.(1)	159,200	394,701
Interfor Corp.(1)(2)	12,330	208,055
International Petroleum Corp.(1)	17,302	162,238
Jaguar Mining, Inc.(1)(2)	3,200	3,576
Kelt Exploration Ltd.(1)	34,500	179,241
Kinross Gold Corp.	241,743	1,227,322
Laurentian Bank of Canada	8,200	223,024
Logan Energy Corp.(1)(2)	81,200	62,499
Lundin Gold, Inc.	24,900	298,535
Lundin Mining Corp.	130,300	1,010,616
Martinrea International, Inc.	24,160	244,246
MEG Energy Corp.(1)	65,800	1,177,017
Methanex Corp.(2)	14,900	634,066
New Gold, Inc.(1)(2)	79,400	84,030
North American Construction Group Ltd.	8,249	204,210
NuVista Energy Ltd.(1)	47,688	437,634
Obsidian Energy Ltd.(1)(2)	15,300	108,250
OceanaGold Corp.	153,200	331,072
Onex Corp.	3,700	228,621
Paramount Resources Ltd., A Shares	19,400	449,393
Parex Resources, Inc.	38,800	734,248
Peyto Exploration & Development Corp.(2)	47,100	437,467
Pipestone Energy Corp.	21,400	36,110
Precision Drilling Corp.(1)(2)	1,910	125,990
Real Matters, Inc.(1)(2)	13,400	67,734
Russel Metals, Inc.	16,382	487,265
Secure Energy Services, Inc.	12,900	71,412
ShawCor Ltd.(1)	24,000	330,906
Sierra Metals, Inc.(1)(2)	6,600	1,807
Spartan Delta Corp.(2)	47,400	148,037
Stelco Holdings, Inc.(2)	12,800	366,607
STEP Energy Services Ltd.(1)	3,000	8,770
Surge Energy, Inc.(2)	16,800	103,197
Tamarack Valley Energy Ltd.(2)	149,600	404,115
Taseko Mines Ltd.(1)	6,000	8,615
Tidewater Midstream & Infrastructure Ltd.(2)	29,000	23,179
Torex Gold Resources, Inc.(1)	31,600	365,065
Total Energy Services, Inc.	3,600	25,044
Trican Well Service Ltd.	21,600	76,412
Vermilion Energy, Inc.(2)	39,400	573,854
Wajax Corp.	4,075	84,805
Western Forest Products, Inc.(2)	48,200	33,532
144

Avantis International Small Cap Value Fund
	Shares	Value
Whitecap Resources, Inc.(2)	136,100	$1,113,014
Yangarra Resources Ltd.(1)	14,800	20,154
		23,462,061
China†
Fullshare Holdings Ltd.(1)(2)	2,015,000	9,767
KRP Development Holdings Ltd.(1)	18,500	2,339
LK Technology Holdings Ltd.(2)	250	240
Solargiga Energy Holdings Ltd.	480,000	12,843
Truly International Holdings Ltd.	218,000	24,140
		49,329
Denmark — 1.9%
Brodrene Hartmann A/S(1)	40	1,710
Chemometec A/S(1)	2,652	162,308
D/S Norden A/S	9,010	432,403
Dfds A/S	11,207	374,760
H+H International A/S, B Shares(1)	3,080	31,846
Jyske Bank A/S(1)	5,782	411,179
Nilfisk Holding A/S(1)	1,756	34,350
NKT A/S(1)	15,540	840,997
NTG Nordic Transport Group A/S(1)	842	46,127
Per Aarsleff Holding A/S	5,606	270,870
Ringkjoebing Landbobank A/S	501	74,159
Solar A/S, B Shares	874	59,206
Spar Nord Bank A/S	24,868	375,282
Sydbank AS	21,220	996,694
TORM PLC, Class A	13,372	328,671
		4,440,562
Finland — 1.0%
Aspo Oyj	1,402	9,275
Atria Oyj	343	3,626
Citycon Oyj(1)	37,167	228,328
Finnair Oyj(1)	287,247	160,591
HKScan Oyj, A Shares(1)(2)	2,011	1,657
Kemira Oyj	4,353	68,900
Lassila & Tikanoja Oyj	893	9,575
Marimekko Oyj	9,745	117,788
Metsa Board Oyj, Class B(2)	27,003	215,667
Outokumpu Oyj	160,631	748,354
Puuilo Oyj	12,945	104,359
Talenom Oyj(2)	3,181	20,283
Tokmanni Group Corp.	20,491	303,420
Uponor Oyj	13,724	433,389
Verkkokauppa.com Oyj(2)	249	759
YIT Oyj(2)	6,962	16,980
		2,442,951
France — 3.7%
AKWEL	113	1,804
ALD SA	20,507	198,241
APERAM SA	14,568	412,190
Beneteau SA	9,560	145,353
Biosynex(1)(2)	1,444	16,527
145

Avantis International Small Cap Value Fund
	Shares	Value
Catana Group	5,213	$41,212
Cie des Alpes	8,905	125,624
Cie Plastic Omnium SA	25,873	453,882
Coface SA	40,832	546,603
Derichebourg SA	50,515	275,761
Eramet SA	5,973	457,428
Esso SA Francaise(2)	193	11,268
Etablissements Maurel et Prom SA	25,867	123,723
Eurobio Scientific SA(1)(2)	1,995	33,883
Eutelsat Communications SA(2)	66,840	406,686
Focus Entertainment(1)	483	17,785
Genfit SA(1)(2)	3,937	14,133
Groupe LDLC(2)	755	18,454
Guerbet	63	1,482
ID Logistics Group(1)	130	33,863
Imerys SA	5,052	172,004
Jacquet Metals SACA	893	17,396
JCDecaux SE(1)	11,052	205,110
Kaufman & Broad SA	583	16,806
Maisons du Monde SA	12,783	119,275
Metropole Television SA	11,844	162,283
Nexans SA	1,014	83,408
Novacyt SA(1)(2)	19,950	19,035
ReWorld Media SA(1)	1,855	7,296
SES SA	173,902	1,265,714
SMCP SA(1)	18,677	121,450
Synergie SE	96	3,362
Television Francaise 1	24,144	195,846
Ubisoft Entertainment SA(1)	42,104	1,273,210
Valeo SA	2,789	54,213
Vallourec SA(1)	53,288	712,115
Verallia SA	13,258	633,511
Vicat SA	1,081	36,445
X-Fab Silicon Foundries SE(1)	16,378	185,523
Xilam Animation SA(1)	33	816
		8,620,720
Germany — 4.3%
1&1 AG	1,681	24,974
3U Holding AG	6,659	16,894
7C Solarparken AG	5,130	18,510
AlzChem Group AG	92	2,045
Aumann AG	664	11,110
Aurubis AG	3,438	284,283
Baader Bank AG	2,427	9,448
BayWa AG	1,719	60,617
Bertrandt AG	560	27,927
Borussia Dortmund GmbH & Co. KGaA(1)	4,689	23,514
CECONOMY AG(1)	49,437	128,782
Centrotec SE	313	17,649
Cewe Stiftung & Co. KGAA	1,260	123,771
CropEnergies AG	7,727	71,351
146

Avantis International Small Cap Value Fund
	Shares	Value
Deutsche Pfandbriefbank AG	36,556	$287,930
Deutz AG	32,488	152,431
Draegerwerk AG & Co. KGaA	622	25,625
Draegerwerk AG & Co. KGaA, Preference Shares	2,357	113,918
Duerr AG	16,139	481,078
Elmos Semiconductor SE	1,829	132,211
Encavis AG(1)	28,765	440,558
Energiekontor AG	545	51,609
flatexDEGIRO AG(1)	23,098	202,211
Friedrich Vorwerk Group SE	2,971	41,068
Gesco SE	473	11,685
Grand City Properties SA(1)	15,794	140,962
GRENKE AG	8,346	212,203
Hamburger Hafen und Logistik AG	8,177	89,889
Heidelberger Druckmaschinen AG(1)	48,074	67,487
Hornbach Holding AG & Co. KGaA	2,629	206,737
Hugo Boss AG	12,976	976,838
Indus Holding AG	135	3,240
Instone Real Estate Group SE	1,981	12,661
JOST Werke SE	3,174	163,715
Jungheinrich AG, Preference Shares	15,145	502,675
Kloeckner & Co. SE	11,481	98,101
Kontron AG	11,629	253,131
Krones AG	5,104	552,685
KSB SE & Co. KGaA	1	785
KSB SE & Co. KGaA, Preference Shares	69	44,880
Lang & Schwarz AG	1,344	12,696
Lanxess AG	9,668	305,085
METRO AG(1)	28,216	224,625
Multitude SE	937	3,534
Mutares SE & Co. KGaA	5,749	136,996
Norma Group SE	7,173	131,684
PVA TePla AG(1)	1,622	31,089
SAF-Holland SE	17,904	222,934
Salzgitter AG	6,365	187,275
Schaeffler AG, Preference Shares	24,211	143,708
SGL Carbon SE(1)(2)	18,068	136,668
Siltronic AG	6,114	487,444
Steico SE(2)	1,231	40,456
STO SE & Co. KGaA, Preference Shares	488	72,676
SUESS MicroTec SE	1,236	28,918
TAG Immobilien AG(1)	30,169	341,998
thyssenkrupp AG	109,720	843,175
Villeroy & Boch AG, Preference Shares	1,357	24,723
Vitesco Technologies Group AG, Class A(1)	6,324	499,161
Wacker Neuson SE	1,932	42,674
Wuestenrot & Wuerttembergische AG	2,578	42,917
		10,047,624
Hong Kong — 1.5%
Analogue Holdings Ltd.	12,000	2,172
AustAsia Group Ltd.(1)	5,580	1,579
147

Avantis International Small Cap Value Fund
	Shares	Value
BOCOM International Holdings Co. Ltd.(1)	29,000	$1,349
Bright Smart Securities & Commodities Group Ltd.	120,000	21,858
Cafe de Coral Holdings Ltd.	88,000	106,621
Central Wealth Group Holdings Ltd.(1)	2,464,000	7,220
Chow Sang Sang Holdings International Ltd.	6,000	7,179
CMBC Capital Holdings Ltd.(1)(2)	126,250	12,100
Crystal International Group Ltd.	15,500	5,117
CSC Holdings Ltd.(1)	1,605,000	6,558
CSI Properties Ltd.	350,000	5,304
Dah Sing Banking Group Ltd.	152,800	104,447
Dah Sing Financial Holdings Ltd.	15,600	34,280
Dickson Concepts International Ltd.	25,000	12,706
Eagle Nice International Holdings Ltd.	2,000	1,115
E-Commodities Holdings Ltd.	1,440,000	258,403
Esprit Holdings Ltd.(1)	257,500	13,780
Hang Lung Group Ltd.	104,000	143,450
IGG, Inc.(1)	35,000	16,413
International Housewares Retail Co. Ltd.	10,000	2,882
IRC Ltd.(1)(2)	124,000	1,452
Johnson Electric Holdings Ltd.	132,906	177,972
JS Global Lifestyle Co. Ltd.(1)	731,000	104,316
K Wah International Holdings Ltd.	220,000	66,189
Karrie International Holdings Ltd.	74,000	5,552
Minmetals Land Ltd.(1)	4,000	187
Oriental Watch Holdings	66,000	35,690
Pacific Basin Shipping Ltd.	3,778,000	1,023,101
PC Partner Group Ltd.	140,000	59,000
Regina Miracle International Holdings Ltd.	25,000	8,166
Shun Tak Holdings Ltd.(1)	484,000	67,762
Singamas Container Holdings Ltd.	430,000	38,901
SmarTone Telecommunications Holdings Ltd.	92,000	51,268
Sun Hung Kai & Co. Ltd.	38,000	13,422
SUNeVision Holdings Ltd.	178,000	85,092
Tai Hing Group Holdings Ltd.	50,000	6,302
Ten Pao Group Holdings Ltd.	80,000	10,397
Texhong International Group Ltd.	59,500	31,838
Texwinca Holdings Ltd.	26,000	3,905
United Energy Group Ltd.	226,000	29,999
United Laboratories International Holdings Ltd.	934,000	833,940
Value Partners Group Ltd.(2)	47,000	15,995
		3,434,979
Ireland — 0.5%
Dalata Hotel Group PLC(1)	212,939	993,427
FBD Holdings PLC	2,442	34,543
Glenveagh Properties PLC(1)	48,210	52,324
Origin Enterprises PLC	25,522	90,762
Permanent TSB Group Holdings PLC(1)	4,574	10,374
		1,181,430
Israel — 2.4%
Adgar Investment & Development Ltd.	786	991
Africa Israel Residences Ltd.	1,093	51,447
148

Avantis International Small Cap Value Fund
	Shares	Value
Airport City Ltd.(1)	1,546	$23,674
Alony Hetz Properties & Investments Ltd.	16,102	122,280
Arad Investment & Industrial Development Ltd.	163	18,251
Aspen Group Ltd.	664	1,185
Azorim-Investment Development & Construction Co. Ltd.(1)	17,391	53,248
Blue Square Real Estate Ltd.	275	16,216
Caesarstone Ltd.(1)	611	2,542
Carasso Motors Ltd.	2,263	9,798
Cellcom Israel Ltd.(1)	3,228	10,695
Clal Insurance Enterprises Holdings Ltd.(1)	19,079	282,520
Delek Automotive Systems Ltd.	704	4,401
Delek Group Ltd.	3,835	550,179
Delta Galil Ltd.	1,264	49,386
Dor Alon Energy in Israel 1988 Ltd.	81	1,478
Elco Ltd.	345	11,124
Equital Ltd.(1)	2,202	68,657
Fattal Holdings 1998 Ltd.(1)	1,625	159,177
FIBI Holdings Ltd.	6,211	270,262
First International Bank of Israel Ltd.	4,077	164,857
Fox Wizel Ltd.	692	50,079
G City Ltd.	30,739	97,993
Harel Insurance Investments & Financial Services Ltd.	44,640	324,897
IDI Insurance Co. Ltd.	228	4,958
Inrom Construction Industries Ltd.	6,953	21,480
Isracard Ltd.	58,357	236,580
Israel Corp. Ltd.	1,158	321,322
Israel Land Development Co. Ltd.	2,361	19,012
Isras Investment Co. Ltd.	364	68,251
M Yochananof & Sons Ltd.	273	11,213
Mehadrin Ltd.(1)	7	256
Melisron Ltd.	1,144	71,656
Menora Mivtachim Holdings Ltd.	7,530	158,763
Migdal Insurance & Financial Holdings Ltd.	103,732	120,382
Mizrahi Tefahot Bank Ltd.	1	16
Naphtha Israel Petroleum Corp. Ltd.	2,351	11,157
Norstar Holdings, Inc.(1)	1,824	4,301
Oil Refineries Ltd.	1,171,351	381,480
Partner Communications Co. Ltd.(1)	23,332	97,654
Paz Ashdod Refinery Ltd.(1)	1,667	45,455
Paz Oil Co. Ltd.(1)	1,667	137,827
Perion Network Ltd.(1)	1,361	45,245
Phoenix Holdings Ltd.	37,776	378,502
Property & Building Corp. Ltd.(1)	90	3,549
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	92	5,318
Scope Metals Group Ltd.(1)	69	2,204
Shikun & Binui Ltd.(1)	71,540	178,963
Shufersal Ltd.(1)	41,335	192,202
Summit Real Estate Holdings Ltd.	1,418	18,668
Tadiran Group Ltd.	102	7,219
Tamar Petroleum Ltd.	732	3,066
Tera Light Ltd.(1)	1,388	2,586
149

Avantis International Small Cap Value Fund
	Shares	Value
Tower Semiconductor Ltd.(1)	2,114	$61,672
Victory Supermarket Chain Ltd.	265	2,281
YH Dimri Construction & Development Ltd.	2,301	142,358
ZIM Integrated Shipping Services Ltd.(2)	42,897	517,767
		5,618,700
Italy — 3.3%
Aeffe SpA(1)(2)	1,917	2,223
Aquafil SpA	8,245	28,094
Banca IFIS SpA	15,653	274,718
Banca Popolare di Sondrio SpA	200,046	949,205
Banca Sistema SpA	12,370	16,222
BFF Bank SpA	59,679	640,089
Biesse SpA	6,699	93,681
BPER Banca	257,776	776,235
Credito Emiliano SpA	3,011	25,150
d'Amico International Shipping SA	78,261	359,453
Danieli & C Officine Meccaniche SpA(2)	445	10,668
Danieli & C Officine Meccaniche SpA, Preference Shares	4,393	82,986
Digital Bros SpA(2)	3,854	69,465
Emak SpA	6,148	7,101
Fila SpA	1,135	10,382
Gefran SpA	300	2,797
Geox SpA(1)(2)	34,516	28,797
Iveco Group NV(1)	137,114	1,359,778
KME Group SpA(1)	95,256	102,421
Maire Tecnimont SpA(2)	48,223	192,583
MFE-MediaForEurope NV, Class A	399,766	202,290
MFE-MediaForEurope NV, Class B(2)	175,086	125,319
OVS SpA	149,027	372,563
Saipem SpA(1)	243,398	392,780
Sanlorenzo SpA	1,756	70,524
Saras SpA	421,167	599,700
Servizi Italia SpA(1)	1,623	2,247
Tesmec SpA(1)(2)	122,093	16,176
Tod's SpA(1)	4,156	171,754
Webuild SpA(2)	300,423	612,686
		7,598,087
Japan — 28.9%
77 Bank Ltd.(2)	19,800	427,347
A&D HOLON Holdings Co. Ltd.	200	2,368
Adastria Co. Ltd.(2)	7,800	155,830
ADEKA Corp.	400	7,685
AEON Financial Service Co. Ltd.(2)	39,500	344,400
AFC-HD AMS Life Science Co. Ltd.	1,300	7,108
Ahresty Corp.	9,900	50,003
Aichi Steel Corp.	2,100	52,756
Air Water, Inc.	36,900	464,151
Airport Facilities Co. Ltd.	400	1,623
Aisan Industry Co. Ltd.	8,200	73,102
Akatsuki, Inc.	1,300	18,733
Alconix Corp.	1,300	12,354
150

Avantis International Small Cap Value Fund
	Shares	Value
Alinco, Inc.	200	$1,488
Alps Alpine Co. Ltd.(2)	67,000	559,465
AOKI Holdings, Inc.	11,200	80,251
Aoyama Trading Co. Ltd.	16,000	177,344
Applied Co. Ltd.	200	3,240
Arakawa Chemical Industries Ltd.	1,500	10,416
Arata Corp.	4,200	155,892
Arclands Corp.	7,000	79,819
Arcs Co. Ltd.(2)	13,100	232,414
ARE Holdings, Inc.(2)	15,700	203,716
Asahi Co. Ltd.	1,900	16,647
ASAHI YUKIZAI Corp.	4,000	110,956
Asanuma Corp.	2,000	49,020
Asia Pile Holdings Corp.	8,700	39,576
Awa Bank Ltd.	5,700	88,557
Axial Retailing, Inc.	400	10,321
Bando Chemical Industries Ltd.	4,300	45,320
Bank of Nagoya Ltd.	1,600	46,686
Bank of Saga Ltd.	900	11,178
Bank of the Ryukyus Ltd.	12,300	89,012
Belluna Co. Ltd.	9,800	48,906
BML, Inc.	6,400	126,985
Bunka Shutter Co. Ltd.	14,800	110,686
Carlit Holdings Co. Ltd.	1,800	11,090
Cawachi Ltd.	3,900	61,221
Central Glass Co. Ltd.	7,500	150,938
Chiba Kogyo Bank Ltd.	19,900	106,932
Chilled & Frozen Logistics Holdings Co. Ltd.	500	4,826
Chori Co. Ltd.	4,800	94,075
Chubu Shiryo Co. Ltd.	1,600	12,425
Chubu Steel Plate Co. Ltd.(2)	5,400	76,920
Chugin Financial Group, Inc.	8,900	59,080
Citizen Watch Co. Ltd.	13,200	80,846
CKD Corp.	13,100	180,765
CMIC Holdings Co. Ltd.	4,700	56,263
Coca-Cola Bottlers Japan Holdings, Inc.	36,900	480,606
Cosmo Energy Holdings Co. Ltd.	30,100	1,084,067
Credit Saison Co. Ltd.	56,300	879,960
CTI Engineering Co. Ltd.	3,000	90,787
Cybernet Systems Co. Ltd.(2)	4,200	21,736
Daicel Corp.	3,200	26,713
Dai-Dan Co. Ltd.	900	18,446
Daido Metal Co. Ltd.(2)	1,100	4,000
Daido Steel Co. Ltd.	800	33,069
Daiho Corp.	400	10,974
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	200	1,314
Daiken Corp.	4,900	102,267
Daiki Aluminium Industry Co. Ltd.	9,800	96,751
Daikokutenbussan Co. Ltd.	800	36,215
Daikyonishikawa Corp.	2,800	15,575
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	800	12,686
151

Avantis International Small Cap Value Fund
	Shares	Value
Daio Paper Corp.(2)	1,900	$16,189
Daishi Hokuetsu Financial Group, Inc.	11,500	288,127
Daito Chemix Corp.	700	2,875
Daitron Co. Ltd.	100	2,078
Daiwabo Holdings Co. Ltd.	23,700	480,398
Dear Life Co. Ltd.	8,900	52,898
Dowa Holdings Co. Ltd.	13,300	427,245
Dream Incubator, Inc.	600	12,168
Eagle Industry Co. Ltd.	7,100	81,723
Eco's Co. Ltd.	100	1,399
EDION Corp.	4,200	42,250
EF-ON, Inc.	100	364
Ehime Bank Ltd.	3,600	21,734
Eiken Chemical Co. Ltd.	3,300	31,663
Eizo Corp.	1,200	41,433
EJ Holdings, Inc.	1,100	12,798
Electric Power Development Co. Ltd.	58,800	915,811
Elematec Corp.	2,200	28,172
Endo Lighting Corp.	2,800	24,148
Enomoto Co. Ltd.	700	8,441
Enplas Corp.	1,300	97,996
Exedy Corp.	9,800	177,344
FCC Co. Ltd.	10,700	141,191
Feed One Co. Ltd.	1,900	10,631
Ferrotec Holdings Corp.(2)	18,600	386,585
FIDEA Holdings Co. Ltd.(2)	3,020	31,523
Financial Partners Group Co. Ltd.	9,800	96,488
First Bank of Toyama Ltd.(2)	19,400	115,921
FJ Next Holdings Co. Ltd.	3,500	25,231
France Bed Holdings Co. Ltd.	3,100	25,780
Frontier International, Inc.	700	10,293
Fudo Tetra Corp.	1,000	12,545
Fuji Co. Ltd.(2)	8,600	107,851
Fuji Corp. Ltd.	3,300	16,673
Fuji Media Holdings, Inc.	8,700	90,825
Fuji Oil Co. Ltd.(2)	8,200	17,197
Fujibo Holdings, Inc.	600	14,373
Fujikura Composites, Inc.	3,600	27,628
Fujikura Ltd.	98,500	814,826
Fujimori Kogyo Co. Ltd.	3,200	82,394
Fujishoji Co. Ltd.	3,500	34,948
Fukuyama Transporting Co. Ltd.	6,900	171,467
Furukawa Co. Ltd.	800	9,735
Furukawa Electric Co. Ltd.	2,700	46,378
Furyu Corp.	3,000	34,883
Fuso Chemical Co. Ltd.	6,200	181,682
Futaba Industrial Co. Ltd.	13,500	63,698
Fuyo General Lease Co. Ltd.	6,600	545,455
Gecoss Corp.	400	2,629
Genky DrugStores Co. Ltd.	1,700	60,701
Geo Holdings Corp.	3,500	62,987
152

Avantis International Small Cap Value Fund
	Shares	Value
Geomatec Co. Ltd.(1)	900	$3,172
GLOBERIDE, Inc.	1,200	15,984
Glome Holdings, Inc.	2,300	21,197
Glory Ltd.	100	2,111
Godo Steel Ltd.	2,200	66,293
Good Com Asset Co. Ltd.	4,400	28,364
GS Yuasa Corp.	2,800	53,058
GSI Creos Corp.	800	12,057
G-Tekt Corp.	8,800	111,379
Gunma Bank Ltd.	121,700	560,425
H.U. Group Holdings, Inc.	15,300	276,690
H2O Retailing Corp.(2)	33,200	399,568
Hakudo Co. Ltd.	1,200	19,258
Hakuto Co. Ltd.(2)	2,800	96,760
Halows Co. Ltd.	2,200	61,677
Hamakyorex Co. Ltd.	3,100	89,130
Hanwa Co. Ltd.	11,600	368,992
Happinet Corp.	2,700	48,364
Hazama Ando Corp.	41,500	338,095
Heiwa Real Estate Co. Ltd.	2,500	67,063
Heiwado Co. Ltd.	9,000	148,220
Hino Motors Ltd.(1)	12,500	48,902
Hirano Tecseed Co. Ltd.	800	12,646
Hitachi Zosen Corp.	58,100	343,560
Hodogaya Chemical Co. Ltd.	1,000	22,684
Hokkoku Financial Holdings, Inc.	7,700	259,788
Hokuetsu Corp.(2)	17,900	111,121
Hokuetsu Industries Co. Ltd.	1,500	19,826
Hokuhoku Financial Group, Inc.	20,000	180,918
Hokuto Corp.	1,000	12,564
H-One Co. Ltd.	2,700	14,024
Hoosiers Holdings Co. Ltd.	2,300	16,927
Horiba Ltd.	9,500	493,917
Hosiden Corp.	11,900	147,998
Hosokawa Micron Corp.	2,100	58,549
HS Holdings Co. Ltd.	7,500	53,412
Hyakugo Bank Ltd.	54,300	188,402
Hyakujushi Bank Ltd.	3,800	58,272
Ichikoh Industries Ltd.	4,500	16,370
Ichinen Holdings Co. Ltd.	6,900	63,848
IDOM, Inc.(2)	10,800	58,128
IHI Corp.	26,900	669,521
Iino Kaiun Kaisha Ltd.(2)	39,400	282,084
IMAGICA GROUP, Inc.	4,500	18,757
Inabata & Co. Ltd.	2,300	49,999
I-Net Corp.	200	2,404
INFRONEER Holdings, Inc.	17,300	180,683
Innotech Corp.	1,800	19,452
Integrated Design & Engineering Holdings Co. Ltd.	2,300	53,600
Internet Initiative Japan, Inc.	8,400	145,994
Inui Global Logistics Co. Ltd.(2)	4,000	34,674
153

Avantis International Small Cap Value Fund
	Shares	Value
I-PEX, Inc.	2,000	$23,118
I'rom Group Co. Ltd.(2)	1,900	23,697
Ise Chemicals Corp.	300	17,078
Iseki & Co. Ltd.	2,800	23,192
Ishihara Sangyo Kaisha Ltd.	5,500	54,061
Itochu Enex Co. Ltd.	18,900	191,258
Itochu-Shokuhin Co. Ltd.	300	12,622
Itoki Corp.	13,400	127,357
IwaiCosmo Holdings, Inc.	3,400	40,428
Iyogin Holdings, Inc.	26,700	185,223
Izumi Co. Ltd.(2)	5,600	146,043
J Front Retailing Co. Ltd.(2)	85,500	900,434
Jaccs Co. Ltd.	9,000	313,012
JAFCO Group Co. Ltd.	16,900	216,658
Japan Electronic Materials Corp.	2,200	23,107
Japan Lifeline Co. Ltd.	15,700	123,981
Japan Petroleum Exploration Co. Ltd.	14,000	460,421
Japan Pulp & Paper Co. Ltd.	2,200	71,628
Japan Transcity Corp.	2,000	8,791
Japan Wool Textile Co. Ltd.	3,800	32,681
JDC Corp.	2,900	12,210
JGC Holdings Corp.	56,200	750,304
JINUSHI Co. Ltd.	1,200	15,379
JSB Co. Ltd.	1,700	64,994
JSP Corp.	1,100	14,835
JTEKT Corp.	43,400	392,221
Juroku Financial Group, Inc.	11,000	276,570
JVCKenwood Corp.	101,300	441,942
Kaga Electronics Co. Ltd.	7,400	335,827
Kamei Corp.	2,400	24,209
Kanamoto Co. Ltd.	12,900	218,650
Kandenko Co. Ltd.	28,300	259,263
Kaneka Corp.	14,300	401,372
Kanematsu Corp.	16,900	237,882
Kanro, Inc.	1,800	22,300
Kanto Denka Kogyo Co. Ltd.	12,900	73,765
Kato Sangyo Co. Ltd.	8,000	230,143
Kato Works Co. Ltd.	2,300	20,595
Kawai Musical Instruments Manufacturing Co. Ltd.	600	13,986
Kawasaki Heavy Industries Ltd.	3,300	84,548
Keihanshin Building Co. Ltd.	4,900	42,892
Keiyo Bank Ltd.	19,400	79,270
KFC Holdings Japan Ltd.	100	2,075
Kitz Corp.	18,200	131,640
Kiyo Bank Ltd.	16,100	166,824
Kobe Steel Ltd.	133,400	1,673,384
Koei Chemical Co. Ltd.	200	3,223
Kohnan Shoji Co. Ltd.	5,900	143,965
Komeri Co. Ltd.(2)	8,000	168,920
Komori Corp.	2,900	21,844
Konica Minolta, Inc.	92,100	284,351
154

Avantis International Small Cap Value Fund
	Shares	Value
Konoike Transport Co. Ltd.	7,400	$103,607
KPP Group Holdings Co. Ltd.	16,100	71,940
Kumagai Gumi Co. Ltd.	2,900	64,814
Kurabo Industries Ltd.	800	12,828
Kuraray Co. Ltd.	104,500	1,187,008
Kureha Corp.	2,100	123,312
KYB Corp.	7,300	237,979
Kyoden Co. Ltd.(2)	3,400	13,952
Kyoei Steel Ltd.(2)	5,600	74,540
Kyokuyo Co. Ltd.	200	5,217
Kyushu Financial Group, Inc.	50,900	249,030
Kyushu Leasing Service Co. Ltd.	1,800	10,453
Lawson, Inc.(2)	300	14,319
Life Corp.(2)	7,800	194,477
Look Holdings, Inc.	2,100	28,861
Macnica Holdings, Inc.	21,900	1,024,670
Makino Milling Machine Co. Ltd.	7,200	343,900
Maruzen Showa Unyu Co. Ltd.	2,300	62,492
Matsuda Sangyo Co. Ltd.	2,900	44,737
Maxell Ltd.	7,800	84,536
MCJ Co. Ltd.	6,900	56,378
Mebuki Financial Group, Inc.	306,300	846,738
Megmilk Snow Brand Co. Ltd.	17,400	284,663
Meidensha Corp.	7,100	106,447
Meiji Shipping Co. Ltd.	4,400	22,483
Meiko Electronics Co. Ltd.(2)	5,100	124,877
Meisei Industrial Co. Ltd.	11,500	75,696
Micronics Japan Co. Ltd.	6,300	94,101
Mimasu Semiconductor Industry Co. Ltd.	6,700	132,006
Ministop Co. Ltd.(2)	800	7,924
Miraial Co. Ltd.	1,700	17,341
MIRAIT ONE Corp.	10,100	133,772
Mitsuba Corp.	16,000	83,847
Mitsubishi Logisnext Co. Ltd.	5,400	50,643
Mitsubishi Logistics Corp.	15,500	411,592
Mitsubishi Materials Corp.	49,000	822,519
Mitsubishi Research Institute, Inc.(2)	3,000	103,345
Mitsubishi Shokuhin Co. Ltd.	6,500	177,972
Mitsubishi Steel Manufacturing Co. Ltd.	2,300	22,420
Mitsui Matsushima Holdings Co. Ltd.(2)	3,900	77,243
Mitsui Mining & Smelting Co. Ltd.(2)	21,000	536,438
Mitsui-Soko Holdings Co. Ltd.	7,300	208,052
Miyaji Engineering Group, Inc.	800	32,351
Miyazaki Bank Ltd.	3,500	62,875
Mizuho Leasing Co. Ltd.	11,800	389,308
Mizuho Medy Co. Ltd.(2)	1,400	26,158
Mizuno Corp.	3,400	108,432
Monex Group, Inc.	26,600	95,318
Morinaga Milk Industry Co. Ltd.	12,200	499,344
Morita Holdings Corp.	2,100	23,614
Musashi Seimitsu Industry Co. Ltd.	7,700	91,518
155

Avantis International Small Cap Value Fund
	Shares	Value
Musashino Bank Ltd.	10,200	$184,856
Nabtesco Corp.	10,900	206,094
Nachi-Fujikoshi Corp.	3,800	104,581
Naigai Tec Corp.	300	4,728
Nakayama Steel Works Ltd.	8,500	53,968
Namura Shipbuilding Co. Ltd.	25,100	157,628
Nanto Bank Ltd.	8,100	147,543
Nasu Denki Tekko Co. Ltd.	100	6,161
NEC Capital Solutions Ltd.	3,000	65,475
New Japan Chemical Co. Ltd.(1)	800	1,274
NHK Spring Co. Ltd.	30,100	233,368
Nichias Corp.	14,700	307,453
Nichicon Corp.	3,200	30,879
Nichiha Corp.	6,600	141,429
Nichireki Co. Ltd.	6,100	87,241
Nihon Chouzai Co. Ltd.	1,200	11,287
Nihon Dempa Kogyo Co. Ltd.(2)	8,800	93,722
Nihon Dengi Co. Ltd.	100	2,926
Nihon Flush Co. Ltd.	400	2,488
Nihon House Holdings Co. Ltd.	7,900	20,336
Nikkon Holdings Co. Ltd.	18,600	423,898
Nippon Carbide Industries Co., Inc.	2,400	26,558
Nippon Coke & Engineering Co. Ltd.(1)	2,200	1,706
Nippon Concrete Industries Co. Ltd.(1)	2,500	5,726
Nippon Denko Co. Ltd.	2,600	4,959
Nippon Densetsu Kogyo Co. Ltd.	2,400	35,148
Nippon Paper Industries Co. Ltd.(1)	2,800	25,043
Nippon Pillar Packing Co. Ltd.	6,000	172,949
Nippon Seiki Co. Ltd.	1,600	12,035
Nippon Sheet Glass Co. Ltd.(1)	5,600	29,388
Nippon Shokubai Co. Ltd.	8,700	331,075
Nippon Soda Co. Ltd.	6,900	255,197
Nippon Television Holdings, Inc.	12,900	120,186
Nippon Thompson Co. Ltd.(2)	17,200	66,352
Nipro Corp.	35,300	292,342
Nishimatsu Construction Co. Ltd.	1,200	30,437
Nishimoto Co. Ltd.	1,000	30,570
Nishi-Nippon Financial Holdings, Inc.	47,600	492,578
Nishio Holdings Co. Ltd.(2)	7,400	180,446
Nissan Shatai Co. Ltd.	23,000	142,946
Nisshinbo Holdings, Inc.	33,900	251,786
Nissin Corp.	700	12,394
Nissui Corp.	9,600	50,407
Niterra Co. Ltd.	11,100	257,593
Nittetsu Mining Co. Ltd.	4,700	164,648
Nojima Corp.	19,600	172,041
NOK Corp.(2)	17,800	249,414
Nomura Micro Science Co. Ltd.(2)	2,000	79,999
Noritake Co. Ltd.	2,300	95,156
Noritz Corp.	6,300	69,158
North Pacific Bank Ltd.	63,900	134,443
156

Avantis International Small Cap Value Fund
	Shares	Value
NS United Kaiun Kaisha Ltd.	3,600	$100,479
NTN Corp.(2)	161,200	319,978
Ogaki Kyoritsu Bank Ltd.	7,100	97,976
Oji Holdings Corp.	11,700	47,857
Okamoto Machine Tool Works Ltd.	1,300	49,533
Okasan Securities Group, Inc.	10,300	40,697
Okinawa Financial Group, Inc.	5,800	89,691
Okura Industrial Co. Ltd.	900	15,971
Okuwa Co. Ltd.	2,200	13,039
Olympic Group Corp.	500	1,817
Onoken Co. Ltd.	6,100	70,386
Organo Corp.	1,000	27,754
Orient Corp.	14,970	113,572
Oriental Shiraishi Corp.	35,300	79,274
Osaka Soda Co. Ltd.	4,300	206,008
Osaka Steel Co. Ltd.	300	3,460
Pacific Industrial Co. Ltd.	12,400	121,348
Pack Corp.	600	12,802
PAL GROUP Holdings Co. Ltd.	13,000	183,350
Pasona Group, Inc.	6,500	72,867
Penta-Ocean Construction Co. Ltd.	44,000	261,506
Press Kogyo Co. Ltd.(2)	32,300	148,358
Pressance Corp.	2,200	28,864
Prima Meat Packers Ltd.	8,800	152,935
PS Mitsubishi Construction Co. Ltd.(2)	600	3,245
Raito Kogyo Co. Ltd.	3,900	54,484
Raiznext Corp.	700	6,775
Rasa Industries Ltd.	2,500	34,633
Raysum Co. Ltd.	4,800	110,085
Renewable Japan Co. Ltd.(1)(2)	6,600	47,804
Rengo Co. Ltd.	78,200	531,369
Resorttrust, Inc.	21,800	349,483
Ricoh Leasing Co. Ltd.	5,300	156,055
Riken Corp.	600	13,544
Riken Technos Corp.	4,700	23,183
Roland DG Corp.	400	9,499
Round One Corp.	43,900	178,754
Ryobi Ltd.(2)	7,800	151,676
Ryosan Co. Ltd.	700	20,350
Sakai Chemical Industry Co. Ltd.	300	4,046
Sakura Internet, Inc.(2)	300	2,360
Sala Corp.	18,800	96,393
San Holdings, Inc.	400	6,016
San ju San Financial Group, Inc.	1,300	15,572
San-Ai Obbli Co. Ltd.	17,300	198,951
Sangetsu Corp.	16,600	344,070
San-In Godo Bank Ltd.	43,100	271,291
Sanix, Inc.(1)	1,600	3,225
Sanki Engineering Co. Ltd.	1,200	13,278
Sankyo Frontier Co. Ltd.	200	5,847
Sankyu, Inc.	16,700	582,255
157

Avantis International Small Cap Value Fund
	Shares	Value
Sanoh Industrial Co. Ltd.	2,600	$16,360
Sanwa Holdings Corp.(2)	27,100	412,365
Sanyo Chemical Industries Ltd.	400	11,367
Sanyo Special Steel Co. Ltd.	5,200	99,287
SBS Holdings, Inc.	300	6,299
Scroll Corp.	5,900	40,742
SEC Carbon Ltd.	300	23,778
Seed Co. Ltd.	1,600	8,928
Seikitokyu Kogyo Co. Ltd.(2)	4,500	51,394
Seino Holdings Co. Ltd.	42,800	623,479
Sekisui Kasei Co. Ltd.	2,100	6,530
SEMITEC Corp.	800	10,900
Senko Group Holdings Co. Ltd.	29,000	203,031
Senshu Electric Co. Ltd.	3,000	78,996
Senshu Ikeda Holdings, Inc.	87,300	158,634
Shibaura Mechatronics Corp.(2)	1,200	211,324
Shibusawa Warehouse Co. Ltd.	100	2,268
Shikoku Bank Ltd.	4,200	26,743
Shin Nippon Biomedical Laboratories Ltd.(2)	1,000	15,483
Shinagawa Refractories Co. Ltd.	500	24,088
Shinmaywa Industries Ltd.	11,700	113,299
Shinnihon Corp.	400	3,381
Shinsho Corp.(2)	1,100	42,861
Shinwa Co. Ltd.	500	7,697
Sinfonia Technology Co. Ltd.	6,500	70,295
SK-Electronics Co. Ltd.	1,500	29,198
SKY Perfect JSAT Holdings, Inc.	38,700	175,931
Soda Nikka Co. Ltd.	4,000	25,186
Soken Chemical & Engineering Co. Ltd.	800	9,932
Starts Corp., Inc.	11,600	243,422
St-Care Holding Corp.	1,900	10,729
Stella Chemifa Corp.	2,300	48,920
Studio Alice Co. Ltd.(2)	400	5,839
Subaru Enterprise Co. Ltd.	100	7,549
Sumida Corp.	11,800	134,034
Sumitomo Densetsu Co. Ltd.	2,800	55,693
Sumitomo Heavy Industries Ltd.	17,800	445,520
Sumitomo Mitsui Construction Co. Ltd.	24,300	67,560
Sumitomo Osaka Cement Co. Ltd.	300	8,245
Sumitomo Riko Co. Ltd.	8,700	64,698
Sumitomo Seika Chemicals Co. Ltd.	3,700	114,840
Sumitomo Warehouse Co. Ltd.	17,500	299,975
Sun Corp.	5,200	70,864
Sun Frontier Fudousan Co. Ltd.	10,300	102,015
Sun-Wa Technos Corp.	2,600	38,967
Suruga Bank Ltd.	52,000	216,484
Suzuken Co. Ltd.	21,200	628,412
T RAD Co. Ltd.	1,600	23,177
Tachibana Eletech Co. Ltd.	1,300	23,693
Tachikawa Corp.	400	3,764
Tachi-S Co. Ltd.	6,800	81,660
158

Avantis International Small Cap Value Fund
	Shares	Value
Taihei Dengyo Kaisha Ltd.	1,700	$45,615
Taiheiyo Cement Corp.	11,000	210,907
Taiho Kogyo Co. Ltd.	1,500	9,163
Taikisha Ltd.	5,000	157,115
Taiyo Holdings Co. Ltd.	3,100	55,885
Takamatsu Construction Group Co. Ltd.	1,600	28,663
Takamiya Co. Ltd.	1,000	3,526
Takaoka Toko Co. Ltd.	1,900	28,892
Takara Holdings, Inc.	3,200	27,591
Takara Standard Co. Ltd.(2)	7,400	98,615
Takasago International Corp.	1,900	37,480
Takasago Thermal Engineering Co. Ltd.	16,600	333,887
Takashimaya Co. Ltd.(2)	46,000	690,611
Take & Give Needs Co. Ltd.	2,600	19,588
Tanseisha Co. Ltd.	2,400	12,866
Teijin Ltd.	65,400	664,074
Tekken Corp.	800	11,077
Tenma Corp.	600	10,573
Tera Probe, Inc.	2,300	69,554
Tess Holdings Co. Ltd.	3,100	11,176
Toa Corp.	2,900	71,777
TOA ROAD Corp.	2,400	82,341
Toagosei Co. Ltd.	6,500	61,926
Tobishima Corp.	1,900	17,133
Toda Corp.	14,200	79,873
Toenec Corp.	100	2,780
Toho Co. Ltd.	2,800	63,089
Toho Holdings Co. Ltd.(2)	23,400	468,262
TOKAI Holdings Corp.	32,300	209,635
Tokai Rika Co. Ltd.	4,100	64,101
Tokuyama Corp.	5,600	89,325
Tokyo Electron Device Ltd.	400	27,494
Tokyo Kiraboshi Financial Group, Inc.	11,100	292,781
Tokyo Seimitsu Co. Ltd.	10,900	600,308
Tokyo Steel Manufacturing Co. Ltd.	21,100	236,955
Tokyo Tatemono Co. Ltd.	17,300	227,122
Tokyo Tekko Co. Ltd.	1,200	27,571
Tokyotokeiba Co. Ltd.	5,200	140,433
Tokyu Construction Co. Ltd.	27,100	142,873
Tomen Devices Corp.	500	17,264
TOMONY Holdings, Inc.	44,700	126,579
Tomy Co. Ltd.	1,400	22,717
Tonami Holdings Co. Ltd.	300	9,674
Topre Corp.	11,000	130,870
Topy Industries Ltd.	1,900	29,662
Totech Corp.	2,200	79,092
Towa Corp.	1,400	35,242
Toyo Construction Co. Ltd.	9,500	72,327
Toyo Engineering Corp.(1)	5,200	22,938
Toyo Seikan Group Holdings Ltd.	42,700	772,804
Toyo Tire Corp.	23,300	350,788
159

Avantis International Small Cap Value Fund
	Shares	Value
Toyobo Co. Ltd.	13,400	$97,250
Toyoda Gosei Co. Ltd.	23,300	502,601
Toyota Boshoku Corp.	21,800	411,985
TPR Co. Ltd.	4,200	52,707
Traders Holdings Co. Ltd.	1,500	7,955
Transcosmos, Inc.	7,600	166,355
TRE Holdings Corp.	24	193
Trusco Nakayama Corp.	7,300	128,660
TS Tech Co. Ltd.	2,200	26,023
Tsubakimoto Chain Co.	8,500	224,371
Tsuburaya Fields Holdings, Inc.(2)	13,200	236,291
Tsukuba Bank Ltd.	18,800	31,204
TV Asahi Holdings Corp.	5,400	61,413
Tv Tokyo Holdings Corp.	1,600	33,808
UACJ Corp.	5,300	113,872
Uchida Yoko Co. Ltd.	400	17,840
UEX Ltd.	3,400	28,374
Unipres Corp.	12,100	102,051
United Arrows Ltd.	4,600	68,191
Unitika Ltd.(1)	10,300	15,198
Univance Corp.	3,000	8,108
Valor Holdings Co. Ltd.	15,600	232,659
Valqua Ltd.(2)	6,200	184,602
Vertex Corp.	3,000	31,138
VT Holdings Co. Ltd.	9,600	33,721
Wakita & Co. Ltd.	500	4,602
Warabeya Nichiyo Holdings Co. Ltd.	3,100	57,949
Wellnet Corp.	5,000	20,651
Willplus Holdings Corp.	900	6,993
Wood One Co. Ltd.	1,900	13,988
Xebio Holdings Co. Ltd.	3,300	23,103
Yachiyo Industry Co. Ltd.(2)	2,600	24,661
Yahagi Construction Co. Ltd.	2,600	22,363
Yamada Holdings Co. Ltd.	3,100	9,752
Yamaichi Electronics Co. Ltd.	8,000	100,917
Yamazen Corp.	11,800	92,484
Yellow Hat Ltd.	3,900	50,529
Yokogawa Bridge Holdings Corp.	10,300	195,156
Yokohama Rubber Co. Ltd.	16,200	329,169
Yokorei Co. Ltd.	12,800	116,043
Yokowo Co. Ltd.	1,900	21,960
Yorozu Corp.	1,600	9,941
Yuasa Trading Co. Ltd.	5,300	155,555
Yurtec Corp.	2,200	13,927
		67,413,338
Netherlands — 1.9%
AerCap Holdings NV(1)	13,843	851,621
AMG Critical Materials NV	6,466	219,267
Arcadis NV	2,785	130,355
ASR Nederland NV	24,187	1,057,566
Basic-Fit NV(1)(2)	4,778	145,603
160

Avantis International Small Cap Value Fund
	Shares	Value
BE Semiconductor Industries NV(2)	5,477	$628,677
Constellium SE(1)	6,790	122,220
ForFarmers NV(2)	2,391	6,345
Fugro NV(1)	11,936	201,132
Heijmans NV, CVA	3,267	39,287
Koninklijke BAM Groep NV	12,943	27,570
Koninklijke Vopak NV	13,641	491,810
Nedap NV	63	4,069
OCI NV(1)	13,847	350,208
SIF Holding NV(1)(2)	1,046	12,734
Sligro Food Group NV	1,343	25,835
TKH Group NV, CVA(2)	1,921	88,434
Van Lanschot Kempen NV	2,286	67,693
		4,470,426
New Zealand — 0.7%
Air New Zealand Ltd.(1)	1,739,543	835,121
Channel Infrastructure NZ Ltd.	5,917	5,644
KMD Brands Ltd.(2)	13,702	6,782
Oceania Healthcare Ltd.	371,672	168,413
PGG Wrightson Ltd.	3,178	7,734
SKY Network Television Ltd.	10,714	15,980
SKYCITY Entertainment Group Ltd.	421,141	595,097
Warehouse Group Ltd.	4,116	4,369
		1,639,140
Norway — 2.2%
2020 Bulkers Ltd.(1)	2,141	18,282
ABG Sundal Collier Holding ASA	97,287	47,812
Avance Gas Holding Ltd.	3,580	35,802
Belships ASA	28,632	43,231
Bluenord ASA(1)(2)	7,746	351,235
BW Energy Ltd.(1)	10,053	24,273
BW LPG Ltd.	32,363	392,090
BW Offshore Ltd.	28,192	65,761
DNO ASA	181,406	169,066
FLEX LNG Ltd.	2,263	68,722
Gram Car Carriers ASA(1)	2,394	36,572
Hafnia Ltd.	51,317	299,872
Hoegh Autoliners ASA	23,089	160,911
Kid ASA	3,767	29,861
Klaveness Combination Carriers ASA	508	3,095
Kongsberg Automotive ASA(1)(2)	5,303	1,148
MPC Container Ships ASA	178,573	307,936
Norske Skog ASA(1)(2)	29,897	123,042
Norwegian Air Shuttle ASA(1)	319,934	270,138
Odfjell Drilling Ltd.(1)	43,440	147,576
Odfjell Technology Ltd.	6,441	30,503
OKEA ASA	11,971	44,128
Panoro Energy ASA	9,877	27,297
PGS ASA(1)	503,141	347,505
Protector Forsikring ASA	5,889	93,889
Rana Gruber ASA	6,299	34,239
161

Avantis International Small Cap Value Fund
	Shares	Value
Scatec ASA	8,895	$59,312
SpareBank 1 Nord Norge	35,026	314,040
SpareBank 1 SMN	20,873	275,811
SpareBank 1 Sorost-Norge	1,293	6,131
Sparebanken More	1,335	9,666
Sparebanken Vest	1,609	16,365
Stolt-Nielsen Ltd.	8,426	209,522
Subsea 7 SA	58,917	767,662
Wallenius Wilhelmsen ASA	36,719	297,022
		5,129,517
Portugal — 0.3%
CTT-Correios de Portugal SA	66,981	245,558
Greenvolt-Energias Renovaveis SA(1)(2)	122	826
Ibersol SGPS SA	9	66
Mota-Engil SGPS SA	77,748	241,700
Semapa-Sociedade de Investimento e Gestao	2,895	42,068
Sonae SGPS SA	110,410	116,310
		646,528
Singapore — 1.8%
Best World International Ltd.(1)	69,700	87,100
BRC Asia Ltd.	5,500	6,837
Bumitama Agri Ltd.	185,600	75,483
Centurion Corp. Ltd.	10,500	3,260
China Sunsine Chemical Holdings Ltd.	27,500	8,139
ComfortDelGro Corp. Ltd.	159,000	149,286
Dyna-Mac Holdings Ltd.	94,700	26,997
First Resources Ltd.	128,800	147,535
Food Empire Holdings Ltd.	800	609
Fu Yu Corp. Ltd.	20,700	2,234
Geo Energy Resources Ltd.(2)	240,500	39,127
GKE Corp. Ltd.	228,600	11,951
Golden Agri-Resources Ltd.	3,815,900	705,235
Hong Fok Corp. Ltd.(2)	81,600	58,542
Hong Leong Asia Ltd.	41,900	19,209
Hour Glass Ltd.	33,400	48,393
Hutchison Port Holdings Trust, U Shares	2,740,600	454,731
InnoTek Ltd.	9,200	2,924
ISDN Holdings Ltd.	42,600	12,607
Japfa Ltd.(2)	27,900	4,849
Jiutian Chemical Group Ltd.	219,300	6,002
OUE Ltd.	15,900	12,112
Rex International Holding Ltd.	315,200	33,377
RH PetroGas Ltd.(1)(2)	114,900	16,511
Riverstone Holdings Ltd.	264,400	123,196
Samudera Shipping Line Ltd.(2)	160,800	87,966
Sing Holdings Ltd.	11,800	3,106
Singapore Post Ltd.	10,800	3,956
Tuan Sing Holdings Ltd.	408,890	87,756
Yangzijiang Financial Holding Ltd.(2)	1,294,700	349,328
Yangzijiang Shipbuilding Holdings Ltd.	1,194,500	1,492,835
Yanlord Land Group Ltd.(1)	203,200	101,432
162

Avantis International Small Cap Value Fund
	Shares	Value
Ying Li International Real Estate Ltd.(1)	4,700	$84
		4,182,709
Spain — 1.8%
Acerinox SA	58,250	584,968
Amper SA(1)(2)	36,785	4,555
Atresmedia Corp. de Medios de Comunicacion SA(2)	20,289	80,597
Banco de Sabadell SA	961,848	1,112,436
Bankinter SA(2)	93,569	599,755
Deoleo SA(1)(2)	10,719	2,951
Ence Energia y Celulosa SA(2)	56,412	179,603
Ercros SA	14,677	47,895
Gestamp Automocion SA	62,142	277,780
Grupo Catalana Occidente SA	6,270	207,933
Laboratorios Farmaceuticos Rovi SA	2,696	153,236
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	105,642	107,120
Melia Hotels International SA(1)	29,519	193,180
Miquel y Costas & Miquel SA	1,905	21,244
Neinor Homes SA(1)	5,607	56,138
Prosegur Cia de Seguridad SA	1,046	1,825
Sacyr SA(2)	136,253	433,901
Tecnicas Reunidas SA(1)	3,804	35,037
		4,100,154
Sweden — 4.6%
Annehem Fastigheter AB, B Shares(1)	455	699
AQ Group AB	585	22,426
Arise AB	3,286	12,143
Atrium Ljungberg AB, B Shares	2,155	39,191
Avanza Bank Holding AB(2)	11,533	222,671
Beijer Alma AB	6,046	94,809
Better Collective A/S(1)	11,720	269,098
Bilia AB, A Shares	28,552	272,854
Billerud Aktiebolag	83,805	684,653
Bonava AB, B Shares(2)	20,091	32,840
Bufab AB	7,475	201,025
Bulten AB	1,926	13,054
Bure Equity AB	7,357	147,505
Byggmax Group AB(1)	8,808	25,855
Camurus AB(1)	5,780	155,194
Catena Media PLC(1)(2)	35,620	58,390
Cibus Nordic Real Estate AB(2)	21,824	234,909
Cint Group AB(1)	53,732	46,728
Clas Ohlson AB, B Shares	20,899	191,820
Cloetta AB, B Shares	50,456	85,062
Collector Bank AB(1)	18,091	56,653
Corem Property Group AB, B Shares	200,326	146,442
Dios Fastigheter AB	43,190	269,130
Elanders AB, B Shares	400	3,834
Electrolux Professional AB, B Shares	17,922	96,391
Elekta AB, B Shares(2)	60,328	430,848
G5 Entertainment AB	3,291	51,215
Granges AB	11,034	105,146
163

Avantis International Small Cap Value Fund
	Shares	Value
Hexatronic Group AB(2)	3,892	$21,120
Hoist Finance AB(1)	24,202	65,399
Hufvudstaden AB, A Shares	437	5,045
Inwido AB	11,394	118,972
Loomis AB	38,986	1,033,507
Maha Energy AB(1)(2)	26,420	21,241
MEKO AB	11,550	103,762
MIPS AB	8,712	321,813
Modern Times Group MTG AB, B Shares(1)	20,830	141,377
Mycronic AB	4,657	95,351
NCC AB, B Shares	30,228	310,800
Neobo Fastigheter AB(1)(2)	8,667	8,712
Net Insight AB, B Shares(1)	16,083	6,268
New Wave Group AB, B Shares	9,760	69,497
Nobia AB(1)	18,718	15,731
Nolato AB, B Shares	18,921	80,981
NP3 Fastigheter AB	9,293	142,706
Nyfosa AB	76,039	477,448
OX2 AB(1)(2)	18,622	90,291
Pandox AB	46,098	511,921
Paradox Interactive AB	15,682	399,903
Peab AB, Class B	94,037	381,607
Platzer Fastigheter Holding AB, B Shares	10,720	71,405
RaySearch Laboratories AB(1)	7,610	58,219
Resurs Holding AB	48,139	105,409
Samhallsbyggnadsbolaget i Norden AB(2)	415,745	133,253
Samhallsbyggnadsbolaget i Norden AB, D Shares	43,927	13,890
Scandi Standard AB	20,927	99,300
Sinch AB(1)	208,830	438,301
SkiStar AB	21,066	224,593
Solid Forsakring AB	4,813	28,303
Stendorren Fastigheter AB(1)	511	6,579
Tethys Oil AB(1)	15,095	74,133
TF Bank AB(1)	180	2,450
Tobii AB(1)	1,001	1,512
Tobii Dynavox AB(1)	542	1,429
Troax Group AB	1,536	24,627
Truecaller AB, B Shares(1)(2)	22,848	71,547
Wihlborgs Fastigheter AB	126,948	975,364
		10,724,351
Switzerland — 4.0%
Autoneum Holding AG(1)	1,722	256,658
Bell Food Group AG	1,040	313,710
Bellevue Group AG	642	17,711
Bossard Holding AG, Class A	222	50,839
Bucher Industries AG	545	223,421
Burckhardt Compression Holding AG	946	556,686
Burkhalter Holding AG	26	2,728
Cembra Money Bank AG	15,043	1,095,278
Coltene Holding AG	353	27,512
dormakaba Holding AG	91	47,615
164

Avantis International Small Cap Value Fund
	Shares	Value
EFG International AG	36,973	$413,250
Feintool International Holding AG	531	13,731
Forbo Holding AG	375	506,474
Implenia AG	6,083	216,685
Leonteq AG(2)	5,598	252,084
Liechtensteinische Landesbank AG	1,372	94,366
Mobimo Holding AG	992	289,897
OC Oerlikon Corp. AG	21,237	104,203
Orior AG	1,285	109,599
Phoenix Mecano AG(1)	43	18,300
Sensirion Holding AG(1)	1,537	135,003
Siegfried Holding AG	1,016	917,181
St. Galler Kantonalbank AG	579	323,627
Stadler Rail AG	16,199	658,399
Swissquote Group Holding SA	6,111	1,213,229
TX Group AG	163	17,070
u-blox Holding AG	4,323	385,378
Valiant Holding AG	6,825	731,897
Vontobel Holding AG	4,052	250,791
V-ZUG Holding AG(1)	209	15,824
Ypsomed Holding AG	144	42,544
Zehnder Group AG	1,549	102,437
		9,404,127
United Kingdom — 13.6%
Alpha Group International PLC	2,699	73,194
Anglo Asian Mining PLC	5,959	4,602
Aston Martin Lagonda Global Holdings PLC(1)	69,073	311,086
Atalaya Mining PLC	24,177	99,588
Bank of Georgia Group PLC	15,287	674,384
Bellway PLC	34,056	920,313
boohoo Group PLC(1)	436,275	196,563
Capricorn Energy PLC	23,114	50,332
Centamin PLC	449,870	499,650
Central Asia Metals PLC	49,285	124,810
Clarkson PLC	2,306	79,080
Close Brothers Group PLC	56,009	581,330
CMC Markets PLC	30,696	41,135
Coats Group PLC	582,659	565,651
Computacenter PLC	12,577	347,236
Crest Nicholson Holdings PLC	9,427	21,520
DFS Furniture PLC	29,056	40,440
Dowlais Group PLC(1)	187,530	268,991
Drax Group PLC	46,463	324,426
Dunelm Group PLC	15,171	223,468
easyJet PLC(1)	125,327	669,495
Ecora Resources PLC	49,271	68,617
Endeavour Mining PLC	20	414
Energean PLC	45,621	656,737
EnQuest PLC(1)	513,322	110,520
Essentra PLC	107,342	200,428
Ferrexpo PLC(1)	123,920	121,356
165

Avantis International Small Cap Value Fund
	Shares	Value
Firstgroup PLC(2)	319,167	$585,089
Forterra PLC	62,051	131,344
Frasers Group PLC(1)	21,056	215,005
Games Workshop Group PLC	267	36,561
Genel Energy PLC	36,022	37,954
Georgia Capital PLC(1)	5,164	63,552
Golar LNG Ltd.	39,610	875,381
Grafton Group PLC	38,375	419,187
Greggs PLC	37,570	1,171,229
Gulf Keystone Petroleum Ltd.	89,863	106,501
Halfords Group PLC	32,775	75,823
Hays PLC	499,961	677,193
Hikma Pharmaceuticals PLC	51,454	1,421,320
Hill & Smith PLC	2,548	57,716
Hochschild Mining PLC	143,639	166,385
Howden Joinery Group PLC	112,756	1,054,555
Hunting PLC	5,899	18,356
Ibstock PLC	158,699	298,995
IG Design Group PLC(1)	4,688	8,292
IG Group Holdings PLC	72,232	618,245
Inchcape PLC	68,665	662,719
Indivior PLC(1)	13,792	317,356
International Distributions Services PLC(1)	107,246	329,359
International Personal Finance PLC	18,804	29,658
Investec PLC	63,009	372,173
J D Wetherspoon PLC(1)	24,753	226,922
Jadestone Energy PLC	43,668	20,571
JET2 PLC	75,913	1,014,920
Johnson Matthey PLC	11,397	234,963
Johnson Service Group PLC	68,847	103,689
Jubilee Metals Group PLC(1)	2,770	249
Just Group PLC	19,926	19,005
Keller Group PLC	15,337	149,458
Liontrust Asset Management PLC	11,260	93,726
Lookers PLC	14,458	23,564
Man Group PLC	426,638	1,143,355
Marks & Spencer Group PLC(1)	810,134	2,323,621
Marston's PLC(1)	199,174	80,697
McBride PLC(1)	1,428	699
Mears Group PLC	2,556	9,049
Mitchells & Butlers PLC(1)	94,594	264,225
Mitie Group PLC	324,706	399,087
Molten Ventures PLC(1)	3,195	9,830
Motorpoint group PLC(1)	61	75
N Brown Group PLC(1)(2)	12,509	3,392
Ninety One PLC	131,253	284,536
OSB Group PLC	163,453	705,300
Pagegroup PLC	111,081	589,103
Pan African Resources PLC	560,273	99,379
Paragon Banking Group PLC	79,139	527,491
Petra Diamonds Ltd.(1)	46,129	41,984
166

Avantis International Small Cap Value Fund
	Shares	Value
Plus500 Ltd.	34,124	$617,145
PZ Cussons PLC	4,899	9,835
QinetiQ Group PLC	65,998	277,985
Rathbones Group PLC	383	8,531
Reach PLC	124,064	115,224
Redde Northgate PLC	92,910	377,745
Redrow PLC	61,753	371,201
Restaurant Group PLC(1)	173,195	93,109
Rhi Magnesita NV	7,449	266,791
Secure Trust Bank PLC	121	1,017
Senior PLC	38,971	88,885
Serica Energy PLC	97,414	308,212
Shanta Gold Ltd.	106,592	13,031
SIG PLC(1)	76,887	32,769
Sirius Real Estate Ltd.	260,086	286,664
Speedy Hire PLC	138,940	61,625
Spire Healthcare Group PLC	11,847	32,663
SThree PLC	11,465	51,647
Superdry PLC(1)	8,840	6,282
TBC Bank Group PLC	18,984	683,706
TI Fluid Systems PLC	67,847	108,719
TP ICAP Group PLC	203,604	425,650
Travis Perkins PLC	10,754	116,978
Tremor International Ltd.(1)(2)	2,739	5,330
Vanquis Banking Group PLC	65,258	85,597
Vertu Motors PLC	50,582	44,656
Vesuvius PLC	54,505	304,004
Virgin Money UK PLC	426,346	876,517
Vp PLC	235	1,613
Wickes Group PLC	79,018	140,411
Xaar PLC(1)	533	1,275
Yellow Cake PLC(1)	64,222	379,206
Yu Group PLC	2,736	31,889
		31,620,116
United States†
Resolute Forest Products, Inc.(1)	10,100	12,983
TOTAL COMMON STOCKS (Cost $213,391,607)		229,727,609
WARRANTS†
Italy†
Webuild SpA(1)(2) (Cost $—)	6,684	13,670
RIGHTS†
Australia†
29Metals Ltd.(1) (Cost $—)	20,451	2,518
SHORT-TERM INVESTMENTS — 6.1%
Money Market Funds — 6.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,964,578	1,964,578
167

Avantis International Small Cap Value Fund
	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio(3)	12,144,591	$12,144,591
TOTAL SHORT-TERM INVESTMENTS (Cost $14,109,169)		14,109,169
TOTAL INVESTMENT SECURITIES — 104.7% (Cost $227,500,776)		243,852,966
OTHER ASSETS AND LIABILITIES — (4.7)%		(10,905,758)
TOTAL NET ASSETS — 100.0%		$232,947,208

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	21.0%
Financials	18.7%
Materials	15.9%
Consumer Discretionary	12.0%
Energy	11.7%
Information Technology	4.9%
Consumer Staples	4.4%
Health Care	3.3%
Real Estate	3.0%
Communication Services	2.7%
Utilities	1.0%
Short-Term Investments	6.1%
Other Assets and Liabilities	(4.7)%

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Russell 2000 E-Mini Index	8	September 2023	$760,640	$9,333
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CVA	–	Certificaten Van Aandelen
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $22,631,026. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $23,900,151, which includes securities collateral of $11,755,560.

See Notes to Financial Statements.

168

Statements of Assets and Liabilities

AUGUST 31, 2023
	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund
Assets
Investment securities, at value (cost of $315,434,449 and $177,798,340, respectively) — including $8,523,623 and $18,976,317, respectively of securities on loan	$306,084,297	$195,096,797
Investment made with cash collateral received for securities on loan, at value (cost of $1,649,678 and $11,600,731, respectively)	1,649,678	11,600,731
Total investment securities, at value (cost of $317,084,127 and $189,399,071, respectively)	307,733,975	206,697,528
Cash	4,226	—
Foreign currency holdings, at value (cost of $161,568 and $11,944, respectively)	160,888	11,876
Deposits with broker for futures contracts	33,600	22,400
Receivable for investments sold	148,471	—
Receivable for capital shares sold	148,352	3,915
Dividends and interest receivable	966,667	842,108
Securities lending receivable	29,382	11,739
	309,225,561	207,589,566

Liabilities
Payable for collateral received for securities on loan	1,649,678	11,600,731
Payable for investments purchased	—	116,520
Payable for capital shares redeemed	106,370	14,677
Payable for variation margin on futures contracts	1,238	825
Accrued management fees	84,080	35,771
Accrued foreign taxes	1,668,678	—
	3,510,044	11,768,524

Net Assets	$305,715,517	$195,821,042

Net Assets Consist of:
Capital paid in	$320,367,279	$175,979,901
Distributable earnings (loss)	(14,651,762)	19,841,141
	$305,715,517	$195,821,042

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis Emerging Markets Equity Fund
Institutional Class	$301,210,976	28,096,311	$10.72
G Class	$4,504,541	419,045	$10.75
Avantis International Equity Fund
Institutional Class	$182,312,559	16,338,344	$11.16
G Class	$13,508,483	1,208,786	$11.18

See Notes to Financial Statements.
169

AUGUST 31, 2023
Avantis International Small Cap Value Fund
Assets
Investment securities, at value (cost of $215,356,185) — including $22,631,026 of securities on loan	$231,708,375
Investment made with cash collateral received for securities on loan, at value (cost of $12,144,591)	12,144,591
Total investment securities, at value (cost of $227,500,776)	243,852,966
Foreign currency holdings, at value (cost of $16,294)	16,284
Deposits with broker for futures contracts	49,600
Receivable for capital shares sold	464,418
Dividends and interest receivable	887,118
Securities lending receivable	23,062
245,293,448

Liabilities
Payable for collateral received for securities on loan	12,144,591
Payable for investments purchased	804
Payable for capital shares redeemed	128,616
Payable for variation margin on futures contracts	2,000
Accrued management fees	70,229
12,346,240

Net Assets	$232,947,208

Net Assets Consist of:
Capital paid in	$220,454,718
Distributable earnings (loss)	12,492,490
$232,947,208

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis International Small Cap Value Fund
Institutional Class	$232,940,905	20,447,142	$11.39
G Class	$6,303	552	$11.42

See Notes to Financial Statements.
170

Statements of Operations

YEAR ENDED AUGUST 31, 2023
	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,441,903 and $674,717, respectively)	$10,152,166	$6,199,645
Securities lending, net	258,155	174,802
Interest	104,071	53,465
	10,514,392	6,427,912

Expenses:
Management fees	938,818	411,686
Other expenses	26,163	1,823
	964,981	413,509
Fees waived - G Class	(12,178)	(26,576)
	952,803	386,933

Net investment income (loss)	9,561,589	6,040,979

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $36,659 and $—, respectively)	(6,418,939)	(1,011,514)
Futures contract transactions	303,770	38,061
Foreign currency translation transactions	(181,239)	(17)
	(6,296,408)	(973,470)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(1,031,457) and $—, respectively)	16,462,280	22,671,135
Futures contracts	(4,578)	(18,272)
Translation of assets and liabilities in foreign currencies	3,801	14,719
	16,461,503	22,667,582

Net realized and unrealized gain (loss)	10,165,095	21,694,112

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,726,684	$27,735,091

See Notes to Financial Statements.
171

YEAR ENDED AUGUST 31, 2023
Avantis International Small Cap Value Fund
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $773,457)	$8,171,142
Securities lending, net	314,358
Interest	72,972
8,558,472

Expenses:
Management fees	699,448
Other expenses	1,726
701,174
Fees waived - G Class	(21)
701,153

Net investment income (loss)	7,857,319

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(6,903,975)
Futures contract transactions	49,004
Foreign currency translation transactions	(252,713)
(7,107,684)

Change in net unrealized appreciation (depreciation) on:
Investments	25,516,156
Futures contracts	(48,983)
Translation of assets and liabilities in foreign currencies	18,214
25,485,387

Net realized and unrealized gain (loss)	18,377,703

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,235,022

See Notes to Financial Statements.
172

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Avantis Emerging Markets Equity Fund		Avantis International Equity Fund
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$9,561,589	$7,170,971	$6,040,979	$3,472,796
Net realized gain (loss)	(6,296,408)	(2,876,204)	(973,470)	(813,964)
Change in net unrealized appreciation (depreciation)	16,461,503	(47,768,793)	22,667,582	(25,968,439)
Net increase (decrease) in net assets resulting from operations	19,726,684	(43,474,026)	27,735,091	(23,309,607)

Distributions to Shareholders
From earnings:
Institutional Class	(8,374,826)	(3,595,649)	(3,589,616)	(3,058,961)
G Class	(125,552)	(5,179)	(243,684)	(34,017)
Decrease in net assets from distributions	(8,500,378)	(3,600,828)	(3,833,300)	(3,092,978)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	52,874,371	169,634,805	39,202,781	81,040,548

Net increase (decrease) in net assets	64,100,677	122,559,951	63,104,572	54,637,963

Net Assets
Beginning of period	241,614,840	119,054,889	132,716,470	78,078,507
End of period	$305,715,517	$241,614,840	$195,821,042	$132,716,470

See Notes to Financial Statements.
173

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Avantis International Small Cap Value Fund
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$7,857,319	$5,051,412
Net realized gain (loss)	(7,107,684)	(1,556,400)
Change in net unrealized appreciation (depreciation)	25,485,387	(31,337,873)
Net increase (decrease) in net assets resulting from operations	26,235,022	(27,842,861)

Distributions to Shareholders
From earnings:
Institutional Class	(5,510,568)	(7,085,204)
G Class	(206)	(282)
Decrease in net assets from distributions	(5,510,774)	(7,085,486)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	60,404,960	55,037,524

Net increase (decrease) in net assets	81,129,208	20,109,177

Net Assets
Beginning of period	151,818,000	131,708,823
End of period	$232,947,208	$151,818,000

See Notes to Financial Statements.
174

Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Emerging Markets Equity Fund, Avantis International Equity Fund and Avantis International Small Cap Value Fund (collectively, the funds) are three funds in a series issued by the trust. Each of the funds' investment objective is to seek long-term capital appreciation. The funds offer the Institutional Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the funds to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

175

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

176

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Emerging Markets Equity Fund
Common Stocks	$1,649,678	—	—	—	$1,649,678
Gross amount of recognized liabilities for securities lending transactions					$1,649,678

Avantis International Equity Fund
Common Stocks	$11,600,726	—	—	—	$11,600,726
Rights	2	—	—	—	2
Warrants	3	—	—	—	3
Total Borrowings	$11,600,731	—	—	—	$11,600,731
Gross amount of recognized liabilities for securities lending transactions					$11,600,731

Avantis International Small Cap Value Fund
Common Stocks	$12,130,450	—	—	—	$12,130,450
Warrants	14,141	—	—	—	14,141
Total Borrowings	$12,144,591	—	—	—	$12,144,591
Gross amount of recognized liabilities for securities lending transactions					$12,144,591

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

177

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the funds' distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of Avantis International Equity Fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each class of each fund and paid monthly in arrears. The investment advisor agreed to waive each fund's G Class management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

For the period ended August 31, 2023, the annual management fee for the Institutional Class and the annual management fee before and after waiver for G Class for each fund are as follows:

		Annual Management Fee
	Institutional Class	G Class Before Waiver	G Class After Waiver
Avantis Emerging Markets Equity Fund	0.33%	0.33%	0.00%
Avantis International Equity Fund	0.23%	0.23%	0.00%
Avantis International Small Cap Value Fund	0.36%	0.36%	0.00%

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2023 were as follows:

	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund
Purchases	$91,252,259	$54,294,982	$118,644,503
Sales	$37,565,802	$11,917,404	$55,753,683

178

5. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended August 31, 2023		Year ended August 31, 2022
	Shares	Amount	Shares	Amount
Avantis Emerging Markets Equity Fund
Institutional Class
Sold	13,380,464	$137,119,068	18,214,805	$211,886,239
Issued in reinvestment of distributions	830,729	8,265,757	279,932	3,518,747
Redeemed	(9,189,539)	(94,108,873)	(4,326,978)	(48,726,237)
	5,021,654	51,275,952	14,167,759	166,678,749
G Class
Sold	204,698	2,105,172	262,509	3,085,435
Issued in reinvestment of distributions	12,606	125,552	412	5,179
Redeemed	(63,889)	(632,305)	(11,386)	(134,558)
	153,415	1,598,419	251,535	2,956,056
Net increase (decrease)	5,175,069	$52,874,371	14,419,294	$169,634,805

Avantis International Equity Fund
Institutional Class
Sold	8,340,394	$81,705,557	9,727,575	$106,017,213
Issued in reinvestment of distributions	353,657	3,589,616	257,056	3,058,961
Redeemed	(4,893,508)	(48,308,961)	(3,637,313)	(38,696,269)
	3,800,543	36,986,212	6,347,318	70,379,905
G Class
Sold	470,250	4,881,159	1,026,201	11,458,538
Issued in reinvestment of distributions	24,032	243,684	2,861	34,017
Redeemed	(290,848)	(2,908,274)	(76,106)	(831,912)
	203,434	2,216,569	952,956	10,660,643
Net increase (decrease)	4,003,977	$39,202,781	7,300,274	$81,040,548

Avantis International Small Cap Value Fund
Institutional Class
Sold	9,761,331	$103,592,835	9,036,277	$105,208,521
Issued in reinvestment of distributions	532,422	5,510,568	594,896	7,085,204
Redeemed	(4,682,062)	(48,698,649)	(5,127,997)	(57,256,483)
	5,611,691	60,404,754	4,503,176	55,037,242
G Class
Issued in reinvestment of distributions	20	206	24	282
Net increase (decrease)	5,611,711	$60,404,960	4,503,200	$55,037,524

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6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds' portfolio holdings.

Avantis Emerging Markets Equity Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$8,661,882	$8,605,646	—
Chile	307,785	1,640,003	—
China	18,611,406	55,517,347	—
Colombia	234,686	212,243	—
India	4,047,308	55,974,769	—
Indonesia	657,887	6,150,296	—
Mexico	3,163,505	5,897,527	—
Peru	769,280	—	—
Philippines	90,682	2,263,695	—
South Africa	1,546,701	8,558,534	—
South Korea	3,880,311	39,798,999	—
Taiwan	11,849,930	43,356,480	—
Turkey	150,431	2,958,611	—
United States	11,725	—	—
Other Countries	—	20,101,413	—
Rights	—	11,004	—
Warrants	—	1,544	—
Corporate Bonds	—	375	—
Short-Term Investments	2,701,970	—	—
	$56,685,489	$251,048,486	—
Other Financial Instruments
Futures Contracts	$25,015	—	—

180

Avantis International Equity Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$1,476,943	$11,723,994	—
Belgium	378,085	1,386,722	—
Canada	4,118	20,067,528	—
Denmark	2,642,286	2,591,644	—
Finland	137,982	1,514,132	—
France	3,684,045	15,897,382	—
Germany	928,039	13,123,982	—
Hong Kong	66,612	3,958,454	—
Ireland	42,890	1,351,263	—
Israel	373,722	1,209,454	—
Italy	397,876	4,396,446	—
Japan	3,820,071	37,861,011	—
Netherlands	3,011,197	4,046,497	—
Norway	304,519	1,287,449	—
Singapore	91,050	2,555,840	—
Spain	1,212,766	3,046,482	—
Sweden	176,804	5,869,677	—
Switzerland	2,981,986	13,338,403	—
United Kingdom	10,729,615	14,914,234	—
United States	2,957	5,504	—
Other Countries	—	1,424,972	—
Rights	—	1,407	—
Warrants	—	11	—
Short-Term Investments	12,661,477	—	—
	$45,125,040	$161,572,488	—
Other Financial Instruments
Futures Contracts	$122	—	—

Avantis International Small Cap Value Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,382,514	$227,345,095	—
Warrants	—	13,670	—
Rights	—	2,518	—
Short-Term Investments	14,109,169	—	—
	$16,491,683	$227,361,283	—
Other Financial Instruments
Futures Contracts	$9,333	—	—

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7. Derivative Instruments

Equity Price Risk — The funds are subject to equity price risk in the normal course of pursuing their investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The funds' average notional exposure to equity price risk derivative instruments held during the period were as follows:

Futures Contracts Purchased
Avantis Emerging Markets Equity Fund	$742,384
Avantis International Equity Fund	$578,608
Avantis International Small Cap Value Fund	$763,733

Value of Derivative Instruments as of August 31, 2023

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Avantis Emerging Markets Equity Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$1,238

Avantis International Equity Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$825

Avantis International Small Cap Value Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$2,000

*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.
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Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis Emerging Markets Equity Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$303,770	Change in net unrealized appreciation (depreciation) on futures contracts	$(4,578)

Avantis International Equity Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$38,061	Change in net unrealized appreciation (depreciation) on futures contracts	$(18,272)

Avantis International Small Cap Value Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$49,004	Change in net unrealized appreciation (depreciation) on futures contracts	$(48,983)

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

Avantis International Small Cap Value Fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 were as follows:

	2023		2022
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis Emerging Markets Equity Fund	$8,500,378	—	$3,600,828	—
Avantis International Equity Fund	$3,833,300	—	$2,458,445	$634,533
Avantis International Small Cap Value Fund	$5,510,774	—	$6,421,133	$664,353

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund
Federal tax cost of investments	$320,533,356	$191,008,268	$230,371,612
Gross tax appreciation of investments	$35,905,562	$27,986,993	$31,569,714
Gross tax depreciation of investments	(48,704,943)	(12,297,733)	(18,088,360)
Net tax appreciation (depreciation) of investments	(12,799,381)	15,689,260	13,481,354
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,674,631)	2,730	(1,324)
Net tax appreciation (depreciation)	$(14,474,012)	$15,691,990	$13,480,030
Undistributed ordinary income	$8,878,247	$5,720,331	$7,904,591
Accumulated short-term capital losses	$(3,612,356)	$(1,289,156)	$(5,349,267)
Accumulated long-term capital losses	$(5,443,641)	$(282,024)	$(3,542,864)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis Emerging Markets Equity Fund
Institutional Class
2023	$10.35	0.35	0.37	0.72	(0.35)	$10.72	7.19%	0.34%	0.34%	3.36%	3.36%	13%	$301,211
2022	$13.35	0.44	(3.20)	(2.76)	(0.24)	$10.35	(20.98)%	0.33%	0.33%	3.84%	3.84%	4%	$238,858
2021	$10.32	0.29	2.93	3.22	(0.19)	$13.35	31.29%	0.33%	0.33%	2.29%	2.29%	9%	$118,866
2020(3)	$10.00	0.23	0.12	0.35	(0.03)	$10.32	3.57%	0.33%(4)	0.33%(4)	3.26%(4)	3.26%(4)	4%	$36,539
G Class
2023	$10.38	0.39	0.36	0.75	(0.38)	$10.75	7.53%	0.01%	0.34%	3.69%	3.36%	13%	$4,505
2022	$13.38	0.53	(3.25)	(2.72)	(0.28)	$10.38	(20.69)%	0.00%(5)	0.33%	4.17%	3.84%	4%	$2,757
2021(6)	$13.16	0.31	(0.09)	0.22	—	$13.38	1.67%	0.00%(4)(5)	0.33%(4)	3.75%(4)	3.42%(4)	9%(7)	$189

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)Ratio was less than 0.005%.
(6)January 20, 2021 (commencement of sale) through August 31, 2021.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis International Equity Fund
Institutional Class
2023	$9.80	0.36	1.22	1.58	(0.22)	—	(0.22)	$11.16	16.40%	0.23%	0.23%	3.36%	3.36%	7%	$182,313
2022	$12.51	0.37	(2.66)	(2.29)	(0.30)	(0.12)	(0.42)	$9.80	(18.92)%	0.23%	0.23%	3.31%	3.31%	6%	$122,850
2021	$9.78	0.27	2.64	2.91	(0.18)	—	(0.18)	$12.51	30.11%	0.23%	0.23%	2.35%	2.35%	13%	$77,422
2020(3)	$10.00	0.17	(0.38)	(0.21)	(0.01)	—	(0.01)	$9.78	(2.10)%	0.23%(4)	0.23%(4)	2.54%(4)	2.54%(4)	2%	$50,898
G Class
2023	$9.81	0.38	1.24	1.62	(0.25)	—	(0.25)	$11.18	16.76%	0.00%(5)	0.23%	3.59%	3.36%	7%	$13,508
2022	$12.52	0.44	(2.71)	(2.27)	(0.32)	(0.12)	(0.44)	$9.81	(18.72)%	0.00%(5)	0.23%	3.54%	3.31%	6%	$9,867
2021(6)	$11.35	0.21	0.96	1.17	—	—	—	$12.52	10.31%	0.00%(4)(5)	0.23%(4)	2.79%(4)	2.56%(4)	13%(7)	$656

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)Ratio was less than 0.005%.
(6)January 20, 2021 (commencement of sale) through August 31, 2021.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis International Small Cap Value Fund
Institutional Class
2023	$10.23	0.44	1.07	1.51	(0.35)	—	(0.35)	$11.39	15.08%	0.36%	0.36%	4.04%	4.04%	29%	$232,941
2022	$12.75	0.38	(2.39)	(2.01)	(0.30)	(0.21)	(0.51)	$10.23	(16.31)%	0.36%	0.36%	3.31%	3.31%	44%	$151,813
2021	$9.32	0.27	3.31	3.58	(0.15)	—	(0.15)	$12.75	38.73%	0.36%	0.36%	2.33%	2.33%	34%	$131,702
2020(3)	$10.00	0.14	(0.78)	(0.64)	(0.04)	—	(0.04)	$9.32	(6.43)%	0.36%(4)	0.36%(4)	2.18%(4)	2.18%(4)	12%	$42,263
G Class
2023	$10.26	0.46	1.09	1.55	(0.39)	—	(0.39)	$11.42	15.46%	0.00%(5)	0.36%	4.40%	4.04%	29%	$6
2022	$12.77	0.42	(2.38)	(1.96)	(0.34)	(0.21)	(0.55)	$10.26	(15.92)%	0.00%(5)	0.36%	3.67%	3.31%	44%	$5
2021(6)	$11.31	0.21	1.25	1.46	—	—	—	$12.77	12.91%	0.00%(4)(5)	0.36%(4)	2.82%(4)	2.46%(4)	34%(7)	$6

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)Ratio was less than 0.005%.
(6)January 20, 2021 (commencement of sale) through August 31, 2021.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Emerging Markets Equity Fund, Avantis® International Equity Fund, and Avantis® International Small Cap Value Fund (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from December 4, 2019 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from December 4, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 21, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Funds;
•the wide range of programs and services the Advisor and other service providers provide to the Funds and their shareholders on a routine and non-routine basis;
•the Funds’ investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Funds compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Funds;
•any collateral benefits derived by the Advisor from the management of the Funds;
•fees and expenses associated with any investment by the Funds in other funds;
•payments to intermediaries by the Funds and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.
194

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for Avantis Emerging Markets Equity Fund, Avantis International Equity Fund, and Avantis International Small Cap Value Fund was above each Fund’s respective benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and
195

post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis Emerging Markets Equity Fund, Avantis International Equity Fund, and Avantis International Small Cap Value Fund was the lowest of the total expense ratios of each Fund's respective peer expense universe and its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.
196

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2023.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2023 as qualified for the corporate dividends received deduction.

Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund
$11,640	—	$40,261

The funds utilized the following earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund
$33,517	$87,894	—

For the fiscal year ended August 31, 2023, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
Avantis Emerging Markets Equity Fund	$1,292,475	$0.0453	$11,186,606	$0.3923
Avantis International Equity Fund	$428,641	$0.0244	$4,890,362	$0.2787
Avantis International Small Cap Value Fund	$487,616	$0.0238	$6,580,137	$0.3218

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Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97502 2310

Annual Report

August 31, 2023

Avantis® Core Fixed Income Fund
Institutional Class (AVIGX)
G Class (AVBNX)
Avantis® Short-Term Fixed Income Fund
Institutional Class (AVSFX)
G Class (AVGNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Core Fixed Income Fund
Total Returns as of August 31, 2023			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVIGX	-0.57%	-5.02%	2/24/2021
Bloomberg U.S. Aggregate Bond Index	—	-1.19%	-4.63%	—
G Class	AVBNX	-0.30%	-4.84%	2/24/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made February 24, 2021
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2023
Institutional Class — $8,784

Bloomberg U.S. Aggregate Bond Index — $8,877

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Core Fixed Income seeks to maximize total returns by investing primarily in investment-grade debt obligations across sectors, maturities and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option-adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Core Fixed Income returned -0.57%.* The fund outperformed the Bloomberg U.S. Aggregate Bond Index, which returned -1.19% for the period. The index is an unmanaged portfolio generally representative of the performance of the broad U.S. taxable investment-grade bond market. The fund’s return reflects fees and operating expenses, while the index return does not.

An overweight versus the index to the corporate sector aided relative performance as credit spreads tightened for the period. In addition, the fund’s yield curve positioning enhanced relative results.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
4

Fund Characteristics

AUGUST 31, 2023

Avantis Core Fixed Income Fund
Types of Investments in Portfolio	% of net assets
Corporate Bonds	60.4%
U.S. Treasury Securities and Equivalents	24.9%
U.S. Government Agency Mortgage-Backed Securities	19.5%
U.S. Government Agency Securities	2.5%
Sovereign Governments and Agencies	1.0%
Short-Term Investments	11.8%
Forward Sales Commitments	(0.3)%
Other Assets and Liabilities	(19.8)%

5

Performance

Avantis Short-Term Fixed Income Fund
Total Returns as of August 31, 2023			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVSFX	1.61%	-1.67%	2/24/2021
Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index	—	1.19%	-1.83%	—
G Class	AVGNX	1.76%	-1.53%	2/24/2021
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made February 24, 2021
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2023
Institutional Class — $9,584

Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index — $9,545

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Short-Term Fixed Income seeks to maximize total returns by investing primarily in shorter-maturity investment-grade debt obligations across sectors and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option-adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Short-Term Fixed Income returned 1.61%.* The fund outperformed the Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index, which returned 1.19% for the same period. The index is an unmanaged portfolio generally representative of the performance of U.S. Treasury, government agency and corporate bonds with maturities between one and five years. The fund’s return reflects fees and operating expenses, while the index return does not.

An overweight versus the index to the corporate sector aided the fund’s relative performance as credit spreads tightened for the period. In addition, the fund’s duration underweight and yield curve positioning enhanced relative results.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 6 for returns for all share classes.
7

Fund Characteristics

AUGUST 31, 2023

Avantis Short-Term Fixed Income Fund
Types of Investments in Portfolio	% of net assets
Corporate Bonds	64.1%
U.S. Treasury Securities and Equivalents	31.4%
U.S. Government Agency Securities	3.2%
Short-Term Investments	1.4%
Other Assets and Liabilities	(0.1)%
8

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Avantis Core Fixed Income Fund
Actual
Institutional Class	$1,000	$1,013.20	$0.81	0.16%
G Class	$1,000	$1,014.00	$0.05	0.01%
Hypothetical
Institutional Class	$1,000	$1,024.40	$0.82	0.16%
G Class	$1,000	$1,025.16	$0.05	0.01%
Avantis Short-Term Fixed Income Fund
Actual
Institutional Class	$1,000	$1,020.20	$0.76	0.15%
G Class	$1,000	$1,021.00	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,024.45	$0.77	0.15%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses did not exceed 0.005%.
10

Schedules of Investments

AUGUST 31, 2023

Avantis Core Fixed Income Fund
	Principal Amount/Shares	Value
CORPORATE BONDS — 60.4%
Aerospace and Defense — 1.5%
Boeing Co., 3.625%, 2/1/31	$110,000	$98,286
Boeing Co., 3.60%, 5/1/34	90,000	76,266
General Dynamics Corp., 3.625%, 4/1/30	184,000	171,445
Huntington Ingalls Industries, Inc., 3.48%, 12/1/27	30,000	27,651
Lockheed Martin Corp., 3.55%, 1/15/26	48,000	46,479
Lockheed Martin Corp., 1.85%, 6/15/30	175,000	145,179
Northrop Grumman Corp., 3.25%, 1/15/28	42,000	39,146
Textron, Inc., 4.00%, 3/15/26	30,000	28,980
		633,432
Air Freight and Logistics — 0.7%
United Parcel Service, Inc., 3.90%, 4/1/25	100,000	98,003
United Parcel Service, Inc., 3.40%, 3/15/29	200,000	187,379
		285,382
Automobile Components — 0.1%
BorgWarner, Inc., 2.65%, 7/1/27	48,000	43,522
Automobiles — 1.5%
American Honda Finance Corp., 1.00%, 9/10/25	60,000	55,025
American Honda Finance Corp., 2.35%, 1/8/27	48,000	43,965
American Honda Finance Corp., 3.50%, 2/15/28	150,000	140,930
General Motors Financial Co., Inc., 5.10%, 1/17/24	27,000	26,917
General Motors Financial Co., Inc., 4.00%, 1/15/25	65,000	63,223
Toyota Motor Credit Corp., 3.375%, 4/1/30	30,000	27,322
Toyota Motor Credit Corp., 1.65%, 1/10/31	38,000	30,389
Toyota Motor Credit Corp., 4.70%, 1/12/33	250,000	245,284
		633,055
Banks — 9.1%
Asian Development Bank, 0.25%, 10/6/23	25,000	24,892
Asian Development Bank, 0.375%, 6/11/24	100,000	96,184
Asian Development Bank, 2.375%, 8/10/27	16,000	14,839
Asian Infrastructure Investment Bank, 0.25%, 9/29/23	50,000	49,830
Asian Infrastructure Investment Bank, 2.25%, 5/16/24	100,000	97,647
Bank of Nova Scotia, 3.40%, 2/11/24	68,000	67,259
Commonwealth Bank of Australia, 5.08%, 1/10/25	600,000	598,382
Council Of Europe Development Bank, 2.50%, 2/27/24	25,000	24,633
European Bank for Reconstruction & Development, 0.50%, 1/28/26	100,000	90,435
European Investment Bank, 2.25%, 6/24/24	100,000	97,483
European Investment Bank, 1.375%, 3/15/27(1)	150,000	134,806
Export Development Canada, 3.375%, 8/26/25	150,000	145,719
Export Development Canada, 3.875%, 2/14/28	300,000	293,317
HSBC USA, Inc., 5.625%, 3/17/25	250,000	249,505
Inter-American Development Bank, 2.625%, 1/16/24	25,000	24,734
Inter-American Development Bank, 0.625%, 7/15/25	150,000	138,540
International Bank for Reconstruction & Development, 2.50%, 3/19/24	50,000	49,186
11

Avantis Core Fixed Income Fund
	Principal Amount/Shares	Value
International Bank for Reconstruction & Development, 0.75%, 11/24/27	$60,000	$51,595
Kreditanstalt fuer Wiederaufbau, 0.25%, 3/8/24	250,000	243,518
Lloyds Banking Group Plc, 3.75%, 1/11/27	250,000	235,170
National Australia Bank Ltd., 5.13%, 11/22/24	400,000	398,586
Royal Bank of Canada, 2.30%, 11/3/31	200,000	161,034
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23	30,000	29,932
Wells Fargo & Co., 3.55%, 9/29/25	66,000	63,346
Westpac Banking Corp., 2.85%, 5/13/26	70,000	66,046
Westpac Banking Corp., 3.35%, 3/8/27	145,000	136,871
Westpac Banking Corp., 5.46%, 11/18/27	350,000	355,444
		3,938,933
Beverages — 2.0%
Anheuser-Busch InBev Finance, Inc., 4.70%, 2/1/36	250,000	239,445
Brown-Forman Corp., 4.75%, 4/15/33	500,000	495,286
Molson Coors Beverage Co., 3.00%, 7/15/26	73,000	68,422
PepsiCo, Inc., 3.00%, 10/15/27	73,000	68,709
		871,862
Biotechnology — 0.2%
Biogen, Inc., 2.25%, 5/1/30	78,000	64,260
Broadline Retail — 0.3%
Amazon.com, Inc., 5.20%, 12/3/25	30,000	30,107
Amazon.com, Inc., 4.80%, 12/5/34	100,000	100,718
		130,825
Building Products — 0.3%
Owens Corning, 3.875%, 6/1/30	150,000	136,517
Capital Markets — 3.4%
Bank of New York Mellon Corp., 3.85%, 4/26/29	250,000	236,042
BlackRock, Inc., 2.10%, 2/25/32	75,000	59,839
Brookfield Finance I U.K. PLC/Brookfield Finance, Inc., 2.34%, 1/30/32	125,000	96,823
Cboe Global Markets, Inc., 3.65%, 1/12/27	200,000	191,500
Charles Schwab Corp., 3.20%, 3/2/27	30,000	27,793
Charles Schwab Corp., 1.95%, 12/1/31	120,000	92,142
CME Group, Inc., 3.75%, 6/15/28	100,000	96,377
Goldman Sachs Group, Inc., 3.80%, 3/15/30	150,000	136,528
Intercontinental Exchange, Inc., 4.35%, 6/15/29	100,000	96,021
Intercontinental Exchange, Inc., 2.10%, 6/15/30	100,000	82,642
Morgan Stanley, 3.875%, 1/27/26	150,000	144,441
S&P Global, Inc., 2.95%, 1/22/27	25,000	23,447
S&P Global, Inc., 2.45%, 3/1/27	173,000	159,647
		1,443,242
Chemicals — 2.0%
Albemarle Corp., 5.05%, 6/1/32	250,000	235,575
CF Industries, Inc., 5.15%, 3/15/34	138,000	130,409
Dow Chemical Co., 4.25%, 10/1/34	100,000	90,234
EIDP, Inc., 2.30%, 7/15/30	30,000	24,921
Linde, Inc., 3.20%, 1/30/26	48,000	46,228
LYB International Finance III LLC, 5.625%, 5/15/33	150,000	148,654
Mosaic Co., 5.45%, 11/15/33	60,000	58,507
RPM International, Inc., 4.55%, 3/1/29	64,000	60,069
12

Avantis Core Fixed Income Fund
	Principal Amount/Shares	Value
Westlake Corp., 3.60%, 8/15/26	$42,000	$39,846
Westlake Corp., 3.375%, 6/15/30	30,000	25,972
		860,415
Communications Equipment — 0.6%
Cisco Systems, Inc., 5.90%, 2/15/39	150,000	162,746
Motorola Solutions, Inc., 4.60%, 5/23/29	100,000	96,423
		259,169
Construction and Engineering — 0.1%
Quanta Services, Inc., 2.90%, 10/1/30	30,000	25,324
Consumer Staples Distribution & Retail — 0.9%
Costco Wholesale Corp., 3.00%, 5/18/27	125,000	118,117
Dollar Tree, Inc., 4.00%, 5/15/25	65,000	63,097
Dollar Tree, Inc., 4.20%, 5/15/28	30,000	28,491
Sysco Corp., 5.375%, 9/21/35	125,000	121,896
Target Corp., 2.65%, 9/15/30	42,000	36,533
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	5,000	4,724
Walgreens Boots Alliance, Inc., 3.20%, 4/15/30(1)	30,000	25,481
		398,339
Diversified Consumer Services — 0.2%
Novant Health, Inc., 2.64%, 11/1/36	100,000	74,380
Diversified REITs — 1.4%
Boston Properties LP, 3.65%, 2/1/26	50,000	47,140
ERP Operating LP, 3.25%, 8/1/27	90,000	83,175
Essex Portfolio LP, 4.00%, 3/1/29	150,000	138,823
Kilroy Realty LP, 4.75%, 12/15/28	100,000	90,231
Prologis LP, 2.25%, 4/15/30	115,000	96,653
Simon Property Group LP, 2.20%, 2/1/31	200,000	159,547
		615,569
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 2.75%, 6/1/31	120,000	99,201
Verizon Communications, Inc., 5.85%, 9/15/35	125,000	125,009
		224,210
Electric Utilities — 4.5%
Baltimore Gas & Electric Co., 2.25%, 6/15/31	140,000	114,771
Berkshire Hathaway Energy Co., 4.05%, 4/15/25	12,000	11,749
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	120,000	134,567
DTE Electric Co., Series A, 1.90%, 4/1/28	150,000	131,759
DTE Electric Co., Series C, 2.625%, 3/1/31	66,000	56,220
Duke Energy Carolinas LLC, 6.10%, 6/1/37	100,000	103,421
Duke Energy Carolinas LLC, Series A, 6.00%, 12/1/28	30,000	31,175
Duke Energy Corp., 4.50%, 8/15/32	125,000	116,402
Edison International, 3.55%, 11/15/24	65,000	63,172
Edison International, 5.75%, 6/15/27	250,000	250,674
Entergy Arkansas LLC, 4.00%, 6/1/28	32,000	30,572
Entergy Louisiana LLC, 3.05%, 6/1/31	33,000	28,360
Entergy Mississippi LLC, 2.85%, 6/1/28	160,000	144,496
Florida Power & Light Co., 5.05%, 4/1/28	100,000	100,522
PacifiCorp, 2.70%, 9/15/30	54,000	45,186
PacifiCorp, 6.25%, 10/15/37	150,000	153,724
Public Service Co. of New Hampshire, 2.20%, 6/15/31	140,000	114,537
Public Service Electric & Gas Co., 3.00%, 5/15/27	36,000	33,771
13

Avantis Core Fixed Income Fund
	Principal Amount/Shares	Value
Puget Energy, Inc., 4.10%, 6/15/30	$66,000	$59,118
Southern Co., 3.70%, 4/30/30	150,000	135,916
Union Electric Co., 2.95%, 3/15/30	68,000	59,771
Wisconsin Power & Light Co., 3.00%, 7/1/29	24,000	21,469
		1,941,352
Electronic Equipment, Instruments and Components — 0.2%
Flex Ltd., 3.75%, 2/1/26	30,000	28,675
Trimble, Inc., 4.90%, 6/15/28	62,000	60,293
		88,968
Energy Equipment and Services — 1.1%
Baker Hughes Holdings LLC, 5.125%, 9/15/40	175,000	165,517
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc., 3.34%, 12/15/27	30,000	27,840
Halliburton Co., 2.92%, 3/1/30(1)	175,000	152,757
Schlumberger Finance Canada Ltd., 1.40%, 9/17/25	70,000	64,777
Schlumberger Investment SA, 2.65%, 6/26/30	66,000	57,132
		468,023
Financial Services — 0.4%
Global Payments, Inc., 4.95%, 8/15/27	100,000	97,526
Global Payments, Inc., 4.45%, 6/1/28	100,000	94,377
		191,903
Food Products — 0.8%
Archer-Daniels-Midland Co., 3.25%, 3/27/30	66,000	60,101
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	73,000	68,790
Bunge Ltd. Finance Corp., 2.75%, 5/14/31	100,000	83,726
Campbell Soup Co., 4.15%, 3/15/28	64,000	60,977
Conagra Brands, Inc., 4.85%, 11/1/28	75,000	73,038
		346,632
Gas Utilities — 0.1%
Southern California Gas Co., 2.55%, 2/1/30	35,000	29,801
Ground Transportation — 1.1%
Canadian National Railway Co., 6.375%, 11/15/37	200,000	218,914
CSX Corp., 6.15%, 5/1/37	75,000	80,019
Union Pacific Corp., 3.70%, 3/1/29	200,000	189,765
		488,698
Health Care Equipment and Supplies — 0.1%
Edwards Lifesciences Corp., 4.30%, 6/15/28	26,000	25,019
Medtronic, Inc., 4.375%, 3/15/35	30,000	28,407
		53,426
Health Care Providers and Services — 1.8%
Adventist Health System, 2.95%, 3/1/29	67,000	58,432
Cardinal Health, Inc., 3.08%, 6/15/24	30,000	29,354
Cigna Group, 5.40%, 3/15/33	100,000	100,393
CVS Health Corp., 5.25%, 2/21/33	50,000	48,921
CVS Health Corp., 4.875%, 7/20/35	70,000	65,177
HCA, Inc., 3.625%, 3/15/32	200,000	172,083
Humana, Inc., 2.15%, 2/3/32	200,000	156,961
UnitedHealth Group, Inc., 3.45%, 1/15/27	24,000	22,923
UnitedHealth Group, Inc., 5.35%, 2/15/33	80,000	82,143
UnitedHealth Group, Inc., 4.625%, 7/15/35	24,000	23,248
		759,635
14

Avantis Core Fixed Income Fund
	Principal Amount/Shares	Value
Hotels, Restaurants and Leisure — 0.2%
Marriott International, Inc., 4.625%, 6/15/30	$75,000	$71,118
Household Durables — 0.9%
DR Horton, Inc., 1.40%, 10/15/27	150,000	128,971
Whirlpool Corp., 5.50%, 3/1/33	250,000	248,045
		377,016
Industrial Conglomerates — 0.4%
3M Co., 3.375%, 3/1/29(1)	100,000	91,678
3M Co., 5.70%, 3/15/37(1)	18,000	19,152
Honeywell International, Inc., 1.75%, 9/1/31	50,000	39,803
Honeywell International, Inc., 5.70%, 3/15/36	24,000	25,201
		175,834
Insurance — 1.7%
Aflac, Inc., 3.60%, 4/1/30	75,000	68,464
Chubb INA Holdings, Inc., 1.375%, 9/15/30	36,000	28,373
Chubb INA Holdings, Inc., 6.70%, 5/15/36	75,000	84,223
Hartford Financial Services Group, Inc., 2.80%, 8/19/29	50,000	43,818
MetLife, Inc., 4.55%, 3/23/30	165,000	160,559
Prudential Funding Asia PLC, 3.625%, 3/24/32	250,000	220,530
Willis North America, Inc., 4.50%, 9/15/28	150,000	143,078
		749,045
IT Services — 0.6%
International Business Machines Corp., 3.50%, 5/15/29	100,000	92,318
VeriSign, Inc., 2.70%, 6/15/31	200,000	163,883
		256,201
Leisure Products — 0.1%
Hasbro, Inc., 3.50%, 9/15/27	67,000	62,653
Machinery — 1.5%
Caterpillar Financial Services Corp., 1.10%, 9/14/27	30,000	25,972
Otis Worldwide Corp., 2.57%, 2/15/30	150,000	128,414
PACCAR Financial Corp., 4.95%, 10/3/25	300,000	299,291
Stanley Black & Decker, Inc., 6.00%, 3/6/28	200,000	204,388
		658,065
Media — 1.1%
Comcast Corp., 4.25%, 10/15/30	210,000	199,915
Fox Corp., 3.05%, 4/7/25	130,000	125,071
Fox Corp., 5.48%, 1/25/39	150,000	136,257
		461,243
Metals and Mining — 0.5%
Barrick Gold Corp., 6.45%, 10/15/35	100,000	104,678
Kinross Gold Corp., 4.50%, 7/15/27	42,000	40,537
Steel Dynamics, Inc., 3.25%, 1/15/31	100,000	87,255
		232,470
Multi-Utilities — 0.8%
Consumers Energy Co., 4.625%, 5/15/33	200,000	194,078
Dominion Energy, Inc., 5.95%, 6/15/35	100,000	102,297
San Diego Gas & Electric Co., 1.70%, 10/1/30	37,000	29,497
		325,872
Office REITs — 0.1%
Alexandria Real Estate Equities, Inc., 3.375%, 8/15/31	50,000	43,230
15

Avantis Core Fixed Income Fund
	Principal Amount/Shares	Value
Oil, Gas and Consumable Fuels — 4.8%
Boardwalk Pipelines LP, 4.80%, 5/3/29	$50,000	$47,633
BP Capital Markets America, Inc., 3.12%, 5/4/26	200,000	190,265
Burlington Resources LLC, 7.40%, 12/1/31	18,000	20,753
Canadian Natural Resources Ltd., 2.95%, 7/15/30	29,000	24,782
Canadian Natural Resources Ltd., 5.85%, 2/1/35	60,000	58,518
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	63,000	62,352
Chevron Corp., 1.55%, 5/11/25	42,000	39,530
Chevron USA, Inc., 3.85%, 1/15/28	26,000	25,152
Chevron USA, Inc., 6.00%, 3/1/41	248,000	266,599
ConocoPhillips Co., 6.95%, 4/15/29	85,000	93,573
Devon Energy Corp., 4.50%, 1/15/30	133,000	124,533
Diamondback Energy, Inc., 6.25%, 3/15/33	175,000	180,905
Enbridge, Inc., 3.125%, 11/15/29	42,000	37,122
Enterprise Products Operating LLC, 3.70%, 2/15/26	18,000	17,369
EOG Resources, Inc., 4.15%, 1/15/26	200,000	195,910
Equinor ASA, 1.75%, 1/22/26	70,000	64,934
Exxon Mobil Corp., 2.44%, 8/16/29	54,000	47,679
Hess Corp., 5.60%, 2/15/41	150,000	141,180
Kinder Morgan, Inc., 5.30%, 12/1/34	18,000	17,136
Marathon Petroleum Corp., 4.70%, 5/1/25	24,000	23,595
MPLX LP, 2.65%, 8/15/30	30,000	24,922
ONEOK, Inc., 6.35%, 1/15/31	35,000	36,000
ONEOK, Inc., 6.00%, 6/15/35	60,000	59,057
Phillips 66, 3.90%, 3/15/28	24,000	22,744
Pioneer Natural Resources Co., 1.90%, 8/15/30	30,000	24,230
Sabine Pass Liquefaction LLC, 4.50%, 5/15/30	68,000	64,028
Shell International Finance BV, 3.25%, 5/11/25	18,000	17,434
Shell International Finance BV, 2.50%, 9/12/26	66,000	61,421
Shell International Finance BV, 4.125%, 5/11/35	12,000	10,954
Valero Energy Corp., 6.625%, 6/15/37	30,000	31,956
Valero Energy Partners LP, 4.50%, 3/15/28	26,000	25,042
Williams Cos., Inc., 4.00%, 9/15/25	18,000	17,440
		2,074,748
Paper and Forest Products — 0.3%
WestRock MWV LLC, 7.95%, 2/15/31	100,000	112,364
Passenger Airlines — 0.3%
Southwest Airlines Co., 5.125%, 6/15/27	102,000	100,846
Southwest Airlines Co., 2.625%, 2/10/30	37,000	31,296
		132,142
Personal Care Products — 0.1%
Estee Lauder Cos., Inc., 1.95%, 3/15/31	57,000	46,047
Pharmaceuticals — 2.9%
Astrazeneca Finance LLC, 2.25%, 5/28/31	50,000	41,632
AstraZeneca PLC, 0.70%, 4/8/26	140,000	125,449
Bristol-Myers Squibb Co., 2.95%, 3/15/32	225,000	195,122
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	236,000	268,639
Johnson & Johnson, 0.55%, 9/1/25	24,000	21,981
Johnson & Johnson, 2.90%, 1/15/28	54,000	50,629
Merck & Co., Inc., 2.15%, 12/10/31	200,000	163,577
Novartis Capital Corp., 3.10%, 5/17/27	66,000	62,460
16

Avantis Core Fixed Income Fund
	Principal Amount/Shares	Value
Royalty Pharma PLC, 2.20%, 9/2/30	$73,000	$58,221
Sanofi, 3.625%, 6/19/28	65,000	62,798
Wyeth LLC, 5.95%, 4/1/37	200,000	214,498
		1,265,006
Residential REITs — 1.1%
American Homes 4 Rent LP, 4.25%, 2/15/28	66,000	62,500
AvalonBay Communities, Inc., 3.20%, 1/15/28	24,000	22,164
AvalonBay Communities, Inc., 3.30%, 6/1/29	75,000	67,864
Camden Property Trust, 3.15%, 7/1/29	85,000	76,504
UDR, Inc., 3.20%, 1/15/30	264,000	232,825
		461,857
Retail REITs — 0.5%
Kimco Realty OP LLC, 4.60%, 2/1/33	175,000	160,978
Realty Income Corp., 3.65%, 1/15/28	36,000	33,704
		194,682
Semiconductors and Semiconductor Equipment — 2.8%
Applied Materials, Inc., 5.10%, 10/1/35	150,000	152,222
Broadcom, Inc., 4.30%, 11/15/32	110,000	99,479
Broadcom, Inc., 3.47%, 4/15/34(2)	90,000	73,579
Intel Corp., 3.90%, 3/25/30	60,000	56,141
Intel Corp., 5.20%, 2/10/33	250,000	249,915
Lam Research Corp., 4.00%, 3/15/29	125,000	119,940
Marvell Technology, Inc., 2.45%, 4/15/28	150,000	131,651
Micron Technology, Inc., 4.66%, 2/15/30	150,000	140,691
NXP BV / NXP Funding LLC, 5.55%, 12/1/28	24,000	24,059
NXP BV / NXP Funding LLC / NXP USA, Inc., 5.00%, 1/15/33	120,000	114,037
QUALCOMM, Inc., 3.25%, 5/20/27	66,000	62,359
		1,224,073
Software — 1.3%
Autodesk, Inc., 2.85%, 1/15/30	150,000	130,988
Oracle Corp., 3.25%, 5/15/30	75,000	66,015
Oracle Corp., 6.50%, 4/15/38	125,000	131,947
Roper Technologies, Inc., 1.40%, 9/15/27	73,000	63,249
Salesforce, Inc., 1.95%, 7/15/31	50,000	40,772
VMware, Inc., 1.80%, 8/15/28	100,000	83,868
VMware, Inc., 4.70%, 5/15/30	60,000	56,584
		573,423
Specialized REITs — 0.9%
American Tower Corp., 3.60%, 1/15/28	66,000	60,976
American Tower Corp., 2.90%, 1/15/30	100,000	85,308
Crown Castle, Inc., 3.30%, 7/1/30	150,000	130,339
Equinix, Inc., 2.00%, 5/15/28	125,000	106,927
		383,550
Specialty Retail — 0.9%
AutoNation, Inc., 3.80%, 11/15/27	40,000	36,824
AutoZone, Inc., 4.00%, 4/15/30	150,000	138,924
Home Depot, Inc., 2.80%, 9/14/27	66,000	61,387
Home Depot, Inc., 2.70%, 4/15/30	150,000	131,820
TJX Cos., Inc., 1.15%, 5/15/28	30,000	25,508
		394,463
17

Avantis Core Fixed Income Fund
	Principal Amount/Shares	Value
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc., 3.20%, 5/11/27	$12,000	$11,405
Apple, Inc., 2.20%, 9/11/29	18,000	15,788
Apple, Inc., 1.65%, 5/11/30	48,000	40,106
Dell International LLC / EMC Corp., 5.75%, 2/1/33(1)	150,000	149,892
		217,191
Textiles, Apparel and Luxury Goods — 0.3%
NIKE, Inc., 2.85%, 3/27/30	150,000	134,027
Transportation Infrastructure — 0.1%
FedEx Corp. Pass-Through Trust, Series 2020-1, Class AA, 1.875%, 8/20/35	61,290	50,208
Wireless Telecommunication Services — 0.8%
T-Mobile USA, Inc., 3.875%, 4/15/30	100,000	91,310
T-Mobile USA, Inc., 5.20%, 1/15/33	80,000	78,435
Vodafone Group PLC, 6.15%, 2/27/37	180,000	184,519
		354,264
TOTAL CORPORATE BONDS (Cost $27,718,076)		26,037,666
U.S. TREASURY SECURITIES AND EQUIVALENTS — 24.9%
Israel Government AID Bond, 5.50%, 9/18/23	25,000	25,000
U.S. Treasury Bonds, 7.625%, 2/15/25	245,000	253,565
U.S. Treasury Bonds, 6.125%, 11/15/27	250,000	267,002
U.S. Treasury Bonds, 4.75%, 2/15/37	230,000	245,777
U.S. Treasury Bonds, 2.25%, 5/15/41	330,000	243,298
U.S. Treasury Bonds, 2.375%, 2/15/42	650,000	483,768
U.S. Treasury Bonds, 3.00%, 5/15/42	500,000	410,254
U.S. Treasury Bonds, 2.75%, 8/15/42	500,000	393,242
U.S. Treasury Bonds, 2.75%, 11/15/42	515,000	403,893
U.S. Treasury Bonds, 3.125%, 2/15/43	730,000	606,470
U.S. Treasury Bonds, 2.875%, 5/15/43	1,050,000	836,555
U.S. Treasury Bonds, 3.625%, 8/15/43	425,000	379,927
U.S. Treasury Bonds, 3.125%, 8/15/44	250,000	205,742
U.S. Treasury Bonds, 2.875%, 8/15/45	150,000	117,398
U.S. Treasury Notes, 0.25%, 9/30/23	500,000	497,955
U.S. Treasury Notes, 0.75%, 12/31/23	600,000	590,728
U.S. Treasury Notes, 0.125%, 1/15/24	450,000	441,395
U.S. Treasury Notes, 2.125%, 2/29/24	340,000	334,549
U.S. Treasury Notes, 2.25%, 3/31/24	400,000	392,792
U.S. Treasury Notes, 0.375%, 4/15/24	450,000	436,109
U.S. Treasury Notes, 2.50%, 5/31/24	175,000	171,246
U.S. Treasury Notes, 0.375%, 8/15/24	375,000	357,526
U.S. Treasury Notes, 1.75%, 12/31/24	180,000	172,118
U.S. Treasury Notes, 2.50%, 1/31/25	355,000	342,298
U.S. Treasury Notes, 1.50%, 2/15/25(3)	400,000	379,828
U.S. Treasury Notes, 2.75%, 2/28/25	375,000	362,417
U.S. Treasury Notes, 0.50%, 3/31/25	200,000	186,328
U.S. Treasury Notes, 2.75%, 8/31/25	150,000	144,012
U.S. Treasury Notes, 0.375%, 1/31/26	105,000	94,783
U.S. Treasury Notes, 1.50%, 8/15/26	135,000	123,762
U.S. Treasury Notes, 2.25%, 8/15/27	125,000	115,435
U.S. Treasury Notes, 1.25%, 3/31/28	250,000	218,530
18

Avantis Core Fixed Income Fund
	Principal Amount/Shares	Value
U.S. Treasury Notes, 2.375%, 5/15/29	$315,000	$285,395
U.S. Treasury Notes, 3.875%, 8/15/33	200,000	196,453
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $11,266,331)		10,715,550
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 19.5%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 19.5%
GNMA, 4.00%, TBA	800,000	745,500
GNMA, 4.00%, TBA	150,000	139,922
GNMA, 4.50%, TBA	1,050,000	1,000,699
GNMA, 5.50%, TBA	850,000	841,434
UMBS, 2.00%, TBA	300,000	262,849
UMBS, 2.00%, TBA	100,000	87,757
UMBS, 3.00%, TBA	900,000	775,582
UMBS, 3.00%, TBA	350,000	323,559
UMBS, 3.00%, TBA	300,000	277,219
UMBS, 3.00%, TBA	300,000	258,809
UMBS, 4.00%, TBA	850,000	784,656
UMBS, 4.00%, TBA	400,000	369,625
UMBS, 4.00%, TBA	200,000	192,031
UMBS, 4.00%, TBA	100,000	96,055
UMBS, 4.50%, TBA	1,050,000	995,613
UMBS, 4.50%, TBA	500,000	487,109
UMBS, 4.50%, TBA	200,000	189,766
UMBS, 4.50%, TBA	150,000	146,238
UMBS, 5.50%, TBA	450,000	444,340
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $8,402,672)		8,418,763
U.S. GOVERNMENT AGENCY SECURITIES — 2.5%
Federal Farm Credit Banks Funding Corp., 3.30%, 8/15/24	77,000	75,448
Federal Farm Credit Banks Funding Corp., 4.75%, 2/21/25	100,000	99,398
FHLB, 3.625%, 2/28/24	50,000	49,532
FHLB, 5.42%, 3/6/24	100,000	99,764
FHLB, 3.25%, 11/16/28	100,000	95,240
FNMA, 1.625%, 1/7/25	100,000	95,462
FNMA, 0.375%, 8/25/25	25,000	22,861
FNMA, 7.125%, 1/15/30	150,000	173,194
FNMA, 6.625%, 11/15/30	125,000	142,370
Tennessee Valley Authority, 0.75%, 5/15/25	175,000	162,561
Tennessee Valley Authority, 3.50%, 12/15/42	100,000	81,155
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,149,661)		1,096,985
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.0%
Japan — 0.6%
Japan Bank for International Cooperation, 1.75%, 10/17/24	250,000	239,732
Sweden — 0.4%
Svensk Exportkredit AB, 2.25%, 3/22/27	200,000	184,108
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $428,838)		423,840
SHORT-TERM INVESTMENTS — 11.8%
Money Market Funds — 2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	562,839	562,839
19

Avantis Core Fixed Income Fund
	Principal Amount/Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio(4)	433,800	$433,800
		996,639
Treasury Bills(5) — 9.5%
U.S. Treasury Bills, 5.36%, 9/5/23	$1,550,000	1,549,102
U.S. Treasury Bills, 5.34%, 9/28/23	2,100,000	2,091,696
U.S. Treasury Bills, 5.46%, 10/19/23	250,000	248,236
U.S. Treasury Bills, 5.49%, 12/5/23	200,000	197,207
		4,086,241
TOTAL SHORT-TERM INVESTMENTS (Cost $5,083,065)		5,082,880
TOTAL INVESTMENT SECURITIES — 120.1% (Cost $54,048,643)		51,775,684
FORWARD SALES COMMITMENTS — (0.3)%
UMBS, 4.50%, TBA (Proceeds $147,158)	(150,000)	(146,133)
OTHER ASSETS AND LIABILITIES — (19.8)%		(8,550,493)
TOTAL NET ASSETS — 100.0%		$43,079,058

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Long Bonds	6	December 2023	$730,125	$8,404
U.S. Treasury Ultra Bonds	1	December 2023	129,469	2,155
			$859,594	$10,559
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	3	December 2023	$333,094	$(3,000)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America Investment Grade Index Series 38	Sell	1.00%	6/20/27	$700,000	$4,934	$7,661	$12,595
‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.
20

Avantis Core Fixed Income Fund

NOTES TO SCHEDULE OF INVESTMENTS
AID	–	Agency for International Development
CDX	–	Credit Derivatives Indexes
Equivalent	–	Security whose payments are secured by the U.S. Treasury
FHLB	–	Federal Home Loan Bank
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
TBA	–	To-Be-Announced. Security was purchased and/or sold on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	–	Uniform Mortgage-Backed Securities
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $573,766. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $73,579, which represented 0.2% of total net assets.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $290,568.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $592,356, which includes securities collateral of $158,556.
(5)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
21

AUGUST 31, 2023

Avantis Short-Term Fixed Income Fund
	Principal Amount/Shares	Value
CORPORATE BONDS — 64.1%
Aerospace and Defense — 0.3%
Huntington Ingalls Industries, Inc., 3.84%, 5/1/25	$36,000	$34,859
Air Freight and Logistics — 0.8%
United Parcel Service, Inc., 3.05%, 11/15/27	100,000	93,721
Automobiles — 2.6%
American Honda Finance Corp., 2.90%, 2/16/24	60,000	59,210
American Honda Finance Corp., 1.00%, 9/10/25	78,000	71,532
General Motors Financial Co., Inc., 4.00%, 1/15/25	20,000	19,453
General Motors Financial Co., Inc., 5.25%, 3/1/26	45,000	44,332
Toyota Motor Corp., 1.34%, 3/25/26	100,000	91,130
Toyota Motor Credit Corp., 2.50%, 3/22/24	35,000	34,401
		320,058
Banks — 9.4%
Asian Development Bank, 0.50%, 2/4/26	100,000	90,423
Asian Infrastructure Investment Bank, 4.00%, 1/18/28	50,000	48,873
Bank of Montreal, 1.85%, 5/1/25	72,000	67,682
Council Of Europe Development Bank, 2.50%, 2/27/24	25,000	24,633
European Bank for Reconstruction & Development, 0.50%, 5/19/25	35,000	32,403
European Investment Bank, 1.375%, 3/15/27(1)	50,000	44,935
Export Development Canada, 2.625%, 2/21/24	50,000	49,329
Export Development Canada, 3.875%, 2/14/28	100,000	97,772
Inter-American Development Bank, 2.625%, 1/16/24	150,000	148,405
International Bank for Reconstruction & Development, 0.875%, 7/15/26	10,000	9,005
Mitsubishi UFJ Financial Group, Inc., 3.29%, 7/25/27	65,000	60,447
PNC Financial Services Group, Inc., 2.20%, 11/1/24	90,000	86,426
Santander Holdings USA, Inc., 4.50%, 7/17/25	66,000	64,456
Sumitomo Mitsui Financial Group, Inc., 3.36%, 7/12/27	65,000	60,399
Toronto-Dominion Bank, 1.20%, 6/3/26	105,000	93,678
US Bancorp, 2.40%, 7/30/24	35,000	33,985
Wells Fargo & Co., 3.55%, 9/29/25	36,000	34,552
Wells Fargo & Co., 3.00%, 10/23/26	25,000	23,164
Westpac Banking Corp., 5.46%, 11/18/27	85,000	86,322
		1,156,889
Building Products — 0.2%
Owens Corning, 3.40%, 8/15/26	28,000	26,485
Capital Markets — 4.0%
Ameriprise Financial, Inc., 2.875%, 9/15/26	98,000	91,742
Bank of New York Mellon Corp., 3.25%, 9/11/24	98,000	95,600
Charles Schwab Corp., 3.85%, 5/21/25	66,000	64,043
CME Group, Inc., 3.00%, 3/15/25	35,000	33,811
Goldman Sachs Group, Inc., 3.75%, 5/22/25	66,000	63,832
Lazard Group LLC, 3.75%, 2/13/25	66,000	63,800
State Street Corp., 3.55%, 8/18/25	86,000	83,076
		495,904
Chemicals — 0.7%
Ecolab, Inc., 2.70%, 11/1/26	95,000	89,005
22

Avantis Short-Term Fixed Income Fund
	Principal Amount/Shares	Value
Consumer Finance — 0.5%
Capital One Financial Corp., 4.25%, 4/30/25(1)	$66,000	$64,027
Consumer Staples Distribution & Retail — 2.4%
Costco Wholesale Corp., 2.75%, 5/18/24	100,000	97,982
Dollar Tree, Inc., 4.00%, 5/15/25	66,000	64,068
Sysco Corp., 3.30%, 7/15/26	45,000	42,722
Target Corp., 1.95%, 1/15/27	100,000	91,239
		296,011
Containers and Packaging — 0.1%
Packaging Corp. of America, 3.65%, 9/15/24	13,000	12,725
Diversified REITs — 2.5%
Mid-America Apartments LP, 3.60%, 6/1/27	50,000	47,359
Prologis LP, 3.25%, 10/1/26	100,000	94,556
Simon Property Group LP, 3.375%, 6/15/27	65,000	60,684
Spirit Realty LP, 4.45%, 9/15/26	42,000	40,062
Ventas Realty LP, 3.85%, 4/1/27	65,000	60,971
		303,632
Electric Utilities — 5.0%
Baltimore Gas & Electric Co., 2.40%, 8/15/26	64,000	59,327
Berkshire Hathaway Energy Co., 4.05%, 4/15/25	36,000	35,246
Berkshire Hathaway Energy Co., 3.25%, 4/15/28	100,000	92,087
Cleco Corporate Holdings LLC, 3.74%, 5/1/26	61,000	57,328
DTE Electric Co., Series A, 1.90%, 4/1/28	65,000	57,096
Duke Energy Progress LLC, 3.25%, 8/15/25	24,000	23,133
Edison International, 4.125%, 3/15/28	75,000	70,211
Emera US Finance LP, 3.55%, 6/15/26	62,000	58,685
Entergy Louisiana LLC, 5.59%, 10/1/24	58,000	58,111
Florida Power & Light Co., 5.05%, 4/1/28	50,000	50,261
Public Service Electric & Gas Co., 2.25%, 9/15/26	64,000	59,121
		620,606
Electronic Equipment, Instruments and Components — 1.1%
Avnet, Inc., 6.25%, 3/15/28	50,000	50,444
Flex Ltd., 3.75%, 2/1/26	47,000	44,923
Keysight Technologies, Inc., 4.55%, 10/30/24	36,000	35,426
		130,793
Energy Equipment and Services — 0.8%
Schlumberger Finance Canada Ltd., 1.40%, 9/17/25	104,000	96,240
Financial Services — 0.8%
Global Payments, Inc., 4.95%, 8/15/27	50,000	48,764
National Rural Utilities Cooperative Finance Corp., 3.40%, 2/7/28	50,000	46,631
		95,395
Food Products — 1.3%
Bunge Ltd. Finance Corp., 1.63%, 8/17/25	29,000	26,871
Hershey Co., 2.05%, 11/15/24	36,000	34,659
Hormel Foods Corp., 0.65%, 6/3/24	60,000	57,821
Tyson Foods, Inc., 4.00%, 3/1/26	45,000	43,520
		162,871
Gas Utilities — 0.5%
Southern California Gas Co., 3.15%, 9/15/24	63,000	61,431
23

Avantis Short-Term Fixed Income Fund
	Principal Amount/Shares	Value
Ground Transportation — 1.0%
Ryder System, Inc., 2.50%, 9/1/24	$36,000	$34,810
Ryder System, Inc., 3.35%, 9/1/25	18,000	17,237
Union Pacific Corp., 3.15%, 3/1/24	75,000	74,082
		126,129
Health Care Equipment and Supplies — 0.8%
Medtronic Global Holdings SCA, 4.25%, 3/30/28	100,000	97,320
Health Care Providers and Services — 2.3%
Cardinal Health, Inc., 3.50%, 11/15/24	69,000	67,069
HCA, Inc., 5.00%, 3/15/24	36,000	35,801
Humana, Inc., 3.95%, 3/15/27	65,000	62,433
UnitedHealth Group, Inc., 2.375%, 8/15/24	100,000	97,165
Universal Health Services, Inc., 1.65%, 9/1/26	30,000	26,658
		289,126
Health Care REITs — 0.1%
Omega Healthcare Investors, Inc., 4.95%, 4/1/24	15,000	14,923
Hotels, Restaurants and Leisure — 1.6%
Booking Holdings, Inc., 3.65%, 3/15/25	97,000	94,585
Hyatt Hotels Corp., 4.85%, 3/15/26	45,000	44,134
Marriott International, Inc., 5.00%, 10/15/27	60,000	59,469
		198,188
Household Products — 0.2%
Colgate-Palmolive Co., 3.25%, 3/15/24	20,000	19,758
Industrial Conglomerates — 0.8%
3M Co., 2.65%, 4/15/25	100,000	95,465
Insurance — 1.9%
Aon Global Ltd., 3.875%, 12/15/25	50,000	48,378
Chubb INA Holdings, Inc., 3.35%, 5/15/24	90,000	88,520
MetLife, Inc., 3.60%, 11/13/25	34,000	32,912
Prudential Financial, Inc., 1.50%, 3/10/26	75,000	68,740
		238,550
IT Services — 0.8%
International Business Machines Corp., 3.00%, 5/15/24	100,000	98,189
Machinery — 2.8%
Caterpillar Financial Services Corp., 3.30%, 6/9/24	39,000	38,299
Caterpillar Financial Services Corp., 1.45%, 5/15/25	36,000	33,778
John Deere Capital Corp., 3.45%, 1/10/24	69,000	68,494
John Deere Capital Corp., 4.95%, 7/14/28	25,000	25,100
PACCAR Financial Corp., 4.95%, 8/10/28	100,000	100,515
Stanley Black & Decker, Inc., 6.00%, 3/6/28	75,000	76,646
		342,832
Media — 0.8%
Comcast Corp., 3.375%, 8/15/25	42,000	40,593
Discovery Communications LLC, 4.90%, 3/11/26	60,000	58,987
		99,580
Metals and Mining — 1.2%
ArcelorMittal SA, 4.55%, 3/11/26	20,000	19,601
BHP Billiton Finance USA Ltd., 6.42%, 3/1/26	30,000	30,831
BHP Billiton Finance USA Ltd., 4.75%, 2/28/28	100,000	99,177
		149,609
24

Avantis Short-Term Fixed Income Fund
	Principal Amount/Shares	Value
Oil, Gas and Consumable Fuels — 5.1%
BP Capital Markets America, Inc., 3.02%, 1/16/27	$25,000	$23,467
BP Capital Markets PLC, 3.28%, 9/19/27	100,000	94,230
Energy Transfer LP, 3.90%, 7/15/26	70,000	66,953
Energy Transfer LP, 5.55%, 2/15/28	75,000	74,804
Enterprise Products Operating LLC, 3.90%, 2/15/24	65,000	64,442
Equinor ASA, 7.25%, 9/23/27	100,000	108,514
Exxon Mobil Corp., 2.71%, 3/6/25	72,000	69,454
Shell International Finance BV, 3.25%, 5/11/25	66,000	63,924
Williams Cos., Inc., 4.00%, 9/15/25	66,000	63,947
		629,735
Passenger Airlines — 0.6%
Southwest Airlines Co., 5.125%, 6/15/27	75,000	74,151
Personal Care Products — 0.9%
Estee Lauder Cos., Inc., 2.00%, 12/1/24	36,000	34,558
Kenvue, Inc., 5.50%, 3/22/25(2)	75,000	75,305
		109,863
Pharmaceuticals — 1.8%
Novartis Capital Corp., 1.75%, 2/14/25	29,000	27,619
Novartis Capital Corp., 3.00%, 11/20/25	27,000	25,836
Pfizer, Inc., 3.40%, 5/15/24	97,000	95,585
Royalty Pharma PLC, 1.20%, 9/2/25	78,000	71,083
		220,123
Retail REITs — 1.0%
Federal Realty Investment Trust, 3.25%, 7/15/27	65,000	59,881
Kimco Realty OP LLC, 3.30%, 2/1/25	66,000	63,613
		123,494
Semiconductors and Semiconductor Equipment — 2.2%
Intel Corp., 4.875%, 2/10/28	100,000	99,448
Lam Research Corp., 3.80%, 3/15/25	60,000	58,592
Marvell Technology, Inc., 1.65%, 4/15/26	67,000	60,863
Xilinx, Inc., 2.95%, 6/1/24	50,000	49,023
		267,926
Specialized REITs — 0.5%
American Tower Corp., 3.55%, 7/15/27	65,000	60,323
Specialty Retail — 2.2%
Home Depot, Inc., 3.75%, 2/15/24	66,000	65,523
Home Depot, Inc., 2.125%, 9/15/26	40,000	36,919
Ross Stores, Inc., 4.60%, 4/15/25	66,000	64,890
TJX Cos., Inc., 2.25%, 9/15/26	110,000	101,463
		268,795
Technology Hardware, Storage and Peripherals — 0.9%
Apple, Inc., 3.00%, 2/9/24	5,000	4,946
Apple, Inc., 2.45%, 8/4/26	71,000	66,453
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	36,000	35,540
		106,939
Textiles, Apparel and Luxury Goods — 1.5%
NIKE, Inc., 2.75%, 3/27/27	100,000	93,527
Ralph Lauren Corp., 3.75%, 9/15/25	100,000	96,889
		190,416
25

Avantis Short-Term Fixed Income Fund
	Principal Amount/Shares	Value
Trading Companies and Distributors — 0.1%
Air Lease Corp., 2.875%, 1/15/26	$20,000	$18,708
TOTAL CORPORATE BONDS (Cost $8,267,810)		7,900,794
U.S. TREASURY SECURITIES AND EQUIVALENTS — 31.4%
Israel Government AID Bond, 5.50%, 9/18/23	100,000	99,999
U.S. Treasury Notes, 0.25%, 9/30/23	420,000	418,282
U.S. Treasury Notes, 2.125%, 2/29/24	214,000	210,569
U.S. Treasury Notes, 2.375%, 2/29/24(3)	280,000	275,818
U.S. Treasury Notes, 0.375%, 4/15/24	290,000	281,048
U.S. Treasury Notes, 0.375%, 7/15/24	400,000	383,032
U.S. Treasury Notes, 0.375%, 9/15/24	300,000	285,050
U.S. Treasury Notes, 0.25%, 7/31/25	210,000	192,396
U.S. Treasury Notes, 0.375%, 9/30/27	70,000	59,680
U.S. Treasury Notes, 0.625%, 11/30/27	200,000	171,422
U.S. Treasury Notes, 0.625%, 12/31/27	225,000	192,393
U.S. Treasury Notes, 1.25%, 3/31/28	210,000	183,565
U.S. Treasury Notes, 1.25%, 4/30/28	250,000	218,071
U.S. Treasury Notes, 1.25%, 6/30/28	550,000	477,941
U.S. Treasury Notes, 1.00%, 7/31/28	500,000	427,969
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $3,955,064)		3,877,235
U.S. GOVERNMENT AGENCY SECURITIES — 3.2%
FHLB, 2.375%, 3/14/25	50,000	48,021
FHLB, 0.375%, 9/4/25	25,000	22,880
FHLB, 1.25%, 12/21/26	100,000	90,033
FNMA, 1.625%, 10/15/24	75,000	72,086
FNMA, 0.375%, 8/25/25	25,000	22,861
FNMA, 1.875%, 9/24/26	100,000	92,443
Tennessee Valley Authority, 0.75%, 5/15/25	48,000	44,588
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $414,913)		392,912
SHORT-TERM INVESTMENTS — 1.4%
Money Market Funds — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	64,314	64,314
State Street Navigator Securities Lending Government Money Market Portfolio(4)	112,455	112,455
TOTAL SHORT-TERM INVESTMENTS (Cost $176,769)		176,769
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $12,814,556)		12,347,710
OTHER ASSETS AND LIABILITIES — (0.1)%		(17,428)
TOTAL NET ASSETS — 100.0%		$12,330,282

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	2	December 2023	$213,844	$1,918
^Amount represents value and unrealized appreciation (depreciation).
26

Avantis Short-Term Fixed Income Fund

NOTES TO SCHEDULE OF INVESTMENTS
AID	–	Agency for International Development
Equivalent	–	Security whose payments are secured by the U.S. Treasury
FHLB	–	Federal Home Loan Bank
FNMA	–	Federal National Mortgage Association
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $108,963. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $75,305, which represented 0.6% of total net assets.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contract. At the period end, the aggregate value of securities pledged was $152,685.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $112,455.

See Notes to Financial Statements.
27

Statements of Assets and Liabilities

AUGUST 31, 2023
	Avantis Core Fixed Income Fund	Avantis Short-Term Fixed Income Fund
Assets
Investment securities, at value (cost of $53,614,843 and $12,702,101, respectively) — including $573,766 and $108,963, respectively of securities on loan	$51,341,884	$12,235,255
Investment made with cash collateral received for securities on loan, at value (cost of $433,800 and $112,455, respectively)	433,800	112,455
Total investment securities, at value (cost of $54,048,643 and $12,814,556, respectively)	51,775,684	12,347,710
Receivable for investments sold	2,037,596	824,347
Receivable for capital shares sold	4,064	358
Receivable for variation margin on futures contracts	3,123	234
Interest receivable	376,412	94,183
Securities lending receivable	846	422
	54,197,725	13,267,254

Liabilities
Forward sales commitments, at value (proceeds of $147,158 and —, respectively)	146,133	—
Disbursements in excess of demand deposit cash	—	1,465
Payable for collateral received for securities on loan	433,800	112,455
Payable for investments purchased	10,535,300	819,593
Payable for capital shares redeemed	2,657	1,513
Payable for variation margin on swap agreements	222	—
Accrued management fees	555	1,134
Dividends payable	—	812
	11,118,667	936,972

Net Assets	$43,079,058	$12,330,282

Net Assets Consist of:
Capital paid in	$48,964,564	$13,350,480
Distributable earnings (loss)	(5,885,506)	(1,020,198)
	$43,079,058	$12,330,282

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis Core Fixed Income Fund
Institutional Class	$4,432,699	537,032	$8.25
G Class	$38,646,359	4,680,098	$8.26
Avantis Short-Term Fixed Income Fund
Institutional Class	$8,930,061	959,445	$9.31
G Class	$3,400,221	365,343	$9.31

See Notes to Financial Statements.

28

Statements of Operations

YEAR ENDED AUGUST 31, 2023
	Avantis Core Fixed Income Fund	Avantis Short-Term Fixed Income Fund
Investment Income (Loss)
Income:
Interest	$1,381,150	$250,506
Securities lending, net	3,324	1,780
	1,384,474	252,286
Expenses:
Management fees	55,232	18,287
Interest expenses	2,456	252
	57,688	18,539
Fees waived - G Class	(49,732)	(4,457)
	7,956	14,082

Net investment income (loss)	1,376,518	238,204

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,320,895)	(416,350)
Futures contract transactions	(60,226)	(2,781)
Swap agreement transactions	5,770	—
	(1,375,351)	(419,131)

Change in net unrealized appreciation (depreciation) on:
Investments	(272,567)	360,518
Futures contracts	10,920	1,918
Swap agreements	10,081	—
	(251,566)	362,436

Net realized and unrealized gain (loss)	(1,626,917)	(56,695)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(250,399)	$181,509

See Notes to Financial Statements.

29

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2023 AND AUGUST 31, 2022
	Avantis Core Fixed Income Fund		Avantis Short-Term Fixed Income Fund
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations
Net investment income (loss)	$1,376,518	$567,885	$238,204	$109,505
Net realized gain (loss)	(1,375,351)	(2,242,201)	(419,131)	(130,788)
Change in net unrealized appreciation (depreciation)	(251,566)	(2,140,728)	362,436	(827,585)
Net increase (decrease) in net assets resulting from operations	(250,399)	(3,815,044)	181,509	(848,868)

Distributions to Shareholders
From earnings:
Institutional Class	(131,940)	(224,439)	(175,294)	(92,513)
G Class	(1,250,360)	(370,366)	(62,906)	(17,239)
Decrease in net assets from distributions	(1,382,300)	(594,805)	(238,200)	(109,752)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	11,728,565	20,526,590	(561,032)	(1,098,579)

Net increase (decrease) in net assets	10,095,866	16,116,741	(617,723)	(2,057,199)

Net Assets
Beginning of period	32,983,192	16,866,451	12,948,005	15,005,204
End of period	$43,079,058	$32,983,192	$12,330,282	$12,948,005

See Notes to Financial Statements.

30

Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Core Fixed Income Fund and Avantis Short-Term Fixed Income Fund (collectively, the funds) are two funds in a series issued by the trust. Each of the funds' investment objective is to seek to maximize total return. The funds offer the Institutional Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the funds to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

31

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Forward Commitments — The funds may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The funds may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The funds will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

32

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Core Fixed Income Fund
Corporate Bonds	$433,800	—	—	—	$433,800
Gross amount of recognized liabilities for securities lending transactions					$433,800
Avantis Short-Term Fixed Income Fund
Corporate Bonds	$112,455	—	—	—	$112,455
Gross amount of recognized liabilities for securities lending transactions					$112,455
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the funds' distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 90% and 20% of the shares of Avantis Core Fixed Income Fund and Avantis Short-Term Fixed Income Fund, respectively. ACIM owns 58% of the shares of Avantis Short-Term Fixed Income Fund. Related parties do not invest in the funds for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each class of each fund and paid monthly in arrears. The investment advisor agreed to waive each fund's G Class management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

For the period ended August 31, 2023, the annual management fee for the Institutional Class and the annual management fee before and after waiver for G Class for each fund are as follows:

		Annual Management Fee
	Institutional Class	G Class Before Waiver	G Class After Waiver
Avantis Core Fixed Income Fund	0.15%	0.15%	0.00%
Avantis Short-Term Fixed Income Fund	0.15%	0.15%	0.00%

33

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2023 were as follows:

	Avantis Core Fixed Income Fund	Avantis Short-Term Fixed Income Fund
Purchases of U.S. Treasury and Government Agency obligations	$133,426,774	$2,064,721
Purchases of other investment securities	13,499,950	4,152,125
Total Purchases	$146,926,724	$6,216,846

Sales of U.S. Treasury and Government Agency obligations	$128,585,550	$2,624,441
Sales of other investment securities	6,747,785	4,488,263
Total Sales	$135,333,335	$7,112,704

5. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended August 31, 2023		Year ended August 31, 2022
	Shares	Amount	Shares	Amount
Avantis Core Fixed Income Fund
Institutional Class
Sold	406,688	$3,399,035	5,099,931	$45,722,365
Issued in reinvestment of distributions	15,817	131,940	24,385	224,431
Redeemed	(477,386)	(3,973,048)	(5,917,471)	(53,229,219)
	(54,881)	(442,073)	(793,155)	(7,282,423)
G Class
Sold	2,397,447	20,150,663	3,382,690	31,653,010
Issued in reinvestment of distributions	149,398	1,248,960	41,477	370,366
Redeemed	(1,109,426)	(9,228,985)	(468,280)	(4,214,363)
	1,437,419	12,170,638	2,955,887	27,809,013
Net increase (decrease)	1,382,538	$11,728,565	2,162,732	$20,526,590

Avantis Short-Term Fixed Income Fund
Institutional Class
Sold	128,698	$1,193,534	599,839	$5,842,256
Issued in reinvestment of distributions	18,005	167,066	9,439	90,799
Redeemed	(306,875)	(2,841,382)	(881,557)	(8,556,323)
	(160,172)	(1,480,782)	(272,279)	(2,623,268)
G Class
Sold	125,245	1,163,751	176,706	1,708,621
Issued in reinvestment of distributions	6,775	62,906	1,806	17,239
Redeemed	(33,154)	(306,907)	(21,174)	(201,171)
	98,866	919,750	157,338	1,524,689
Net increase (decrease)	(61,306)	$(561,032)	(114,941)	$(1,098,579)

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6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds' portfolio holdings.

Avantis Core Fixed Income Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$26,037,666	—
U.S. Treasury Securities and Equivalents	—	10,715,550	—
U.S. Government Agency Mortgage-Backed Securities	—	8,418,763	—
U.S. Government Agency Securities	—	1,096,985	—
Sovereign Governments and Agencies	—	423,840	—
Short-Term Investments	$996,639	4,086,241	—
	$996,639	$50,779,045	—
Other Financial Instruments
Futures Contracts	$10,559	—	—
Swap Agreements	—	$12,595	—
	$10,559	$12,595	—

Liabilities
Other Financial Instruments
Forward Sales Commitments	—	$146,133	—
Futures Contracts	$3,000	—	—
	$3,000	$146,133	—

35

Avantis Short-Term Fixed Income Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$7,900,794	—
U.S. Treasury Securities and Equivalents	—	3,877,235	—
U.S. Government Agency Securities	—	392,912	—
Short-Term Investments	$176,769	—	—
	$176,769	$12,170,941	—
Other Financial Instruments
Futures Contracts	$1,918	—	—

7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing their investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

The funds' average notional amount to credit risk derivative instruments held during the period were as follows:

Avantis Core Fixed Income Fund	$700,000

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing their investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

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The funds' average notional exposure to interest rate risk derivative instruments held during the period were as follows:

	Futures Contracts Purchased	Futures Contracts Sold
Avantis Core Fixed Income Fund	$801,893	$223,023
Avantis Short-Term Fixed Income Fund	$213,742	—

Value of Derivative Instruments as of August 31, 2023

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Avantis Core Fixed Income Fund
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$222
Interest Rate Risk	Receivable for variation margin on futures contracts*	$3,123	Payable for variation margin on futures contracts*	—
		$3,123		$222

Avantis Short-Term Fixed Income Fund
Interest Rate Risk	Receivable for variation margin on futures contracts*	$234	Payable for variation margin on futures contracts*	—
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis Core Fixed Income Fund
Credit Risk	Net realized gain (loss) on swap agreement transactions	$5,770	Change in net unrealized appreciation (depreciation) on swap agreements	$10,081
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(60,226)	Change in net unrealized appreciation (depreciation) on futures contracts	10,920
		$(54,456)		$21,001

Avantis Short-Term Fixed Income Fund
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(2,781)	Change in net unrealized appreciation (depreciation) on futures contracts	$1,918

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

A fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 were as follows:

	2023		2022
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis Core Fixed Income Fund	$1,382,300	—	$594,805	—
Avantis Short-Term Fixed Income Fund	$238,200	—	$109,752	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Core Fixed Income Fund	Avantis Short-Term Fixed Income Fund
Federal tax cost of investments	$54,100,552	$12,814,556
Gross tax appreciation of investments	$25,644	$2,957
Gross tax depreciation of investments	(2,350,512)	(469,803)
Net tax appreciation (depreciation) of investments	(2,324,868)	(466,846)
Net tax appreciation (depreciation) on forward sales commitments	1,025	—
Net tax appreciation (depreciation) on derivatives	6,261	—
Net tax appreciation (depreciation)	$(2,317,582)	$(466,846)
Undistributed ordinary income	—	—
Accumulated short-term capital losses	$(2,533,437)	$(126,751)
Accumulated long-term capital losses	$(1,034,487)	$(426,601)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts. The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for Avantis Short-Term Fixed Income Fund.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis Core Fixed Income Fund
Institutional Class
2023	$8.60	0.30	(0.35)	(0.05)	(0.30)	—	(0.30)	$8.25	(0.57)%	0.16%	0.16%	3.60%	3.60%	345%	$4,433
2022	$10.09	0.18	(1.49)	(1.31)	(0.17)	(0.01)	(0.18)	$8.60	(13.01)%	0.15%	0.15%	2.08%	2.08%	481%	$5,090
2021(3)	$10.00	0.06	0.10	0.16	(0.07)	—	(0.07)	$10.09	1.56%	0.15%(4)	0.15%(4)	1.26%(4)	1.26%(4)	113%	$13,973
G Class
2023	$8.60	0.31	(0.34)	(0.03)	(0.31)	—	(0.31)	$8.26	(0.30)%	0.01%	0.16%	3.75%	3.60%	345%	$38,646
2022	$10.09	0.21	(1.50)	(1.29)	(0.19)	(0.01)	(0.20)	$8.60	(12.88)%	0.00%(5)	0.15%	2.23%	2.08%	481%	$27,893
2021(3)	$10.00	0.07	0.09	0.16	(0.07)	—	(0.07)	$10.09	1.64%	0.00%(4)(5)	0.15%(4)	1.41%(4)	1.26%(4)	113%	$2,893

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)February 24, 2021 (fund inception) through August 31, 2021.
(4)Annualized.
(5)Ratio was less than 0.005%.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis Short-Term Fixed Income Fund
Institutional Class
2023	$9.34	0.18	(0.03)	0.15	(0.18)	$9.31	1.61%	0.15%	0.15%	1.92%	1.92%	52%	$8,930
2022	$10.00	0.07	(0.66)	(0.59)	(0.07)	$9.34	(5.88)%	0.15%	0.15%	0.76%	0.76%	48%	$10,459
2021(3)	$10.00	0.02	—(4)	0.02	(0.02)	$10.00	0.21%	0.15%(5)	0.15%(5)	0.42%(5)	0.42%(5)	29%	$13,914
G Class
2023	$9.34	0.20	(0.04)	0.16	(0.19)	$9.31	1.76%	0.00%(6)	0.15%	2.07%	1.92%	52%	$3,400
2022	$10.00	0.09	(0.66)	(0.57)	(0.09)	$9.34	(5.74)%	0.00%(6)	0.15%	0.91%	0.76%	48%	$2,489
2021(3)	$10.00	0.03	—(4)	0.03	(0.03)	$10.00	0.29%	0.00%(5)(6)	0.15%(5)	0.57%(5)	0.42%(5)	29%	$1,091

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)February 24, 2021 (fund inception) through August 31, 2021.
(4)Per-share amount was less than $0.005.
(5)Annualized.
(6)Ratio was less than 0.005%.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Core Fixed Income Fund and Avantis® Short-Term Fixed Income Fund (the “Funds”), two of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and from the period February 24, 2021 (fund inception) through August 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and from the period February 24, 2021 (fund inception) through August 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
43

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

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Approval of Management Agreement

At a meeting held on June 21, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Funds;
•the wide range of programs and services the Advisor and other service providers provide to the Funds and their shareholders on a routine and non-routine basis;
•the Funds’ investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Funds compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Funds;
•any collateral benefits derived by the Advisor from the management of the Funds;
•fees and expenses associated with any investment by the Funds in other funds;
•payments to intermediaries by the Funds and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.
45

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The performance for Avantis Short-Term Fixed Income Fund was above its benchmark for the one-year period reviewed by the Board. The performance for Avantis Core Fixed Income Fund was below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and
46

post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis Short-Term Fixed Income Fund was below the median of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The unified fee charged to shareholders of Avantis Core Fixed Income Fund was the lowest of the total expense ratios of its peer expense universe and its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the
47

Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

48

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

49

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

50

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, Avantis Core Fixed Income Fund and Avantis Short-Term Fixed Income Fund hereby designate $1,226,788 and $191,042, respectively, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2023.

51

Notes

52

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96960 2310

Annual Report

August 31, 2023

Avantis® Responsible U.S. Equity ETF (AVSU)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Responsible U.S. Equity ETF (AVSU)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	13.27%	3.38%	3/15/2022
Market Price	13.26%	3.40%	3/15/2022
Russell 3000 Index	14.76%	4.87%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made March 15, 2022

Value on August 31, 2023
Net Asset Value — $10,498

Russell 3000 Index — $10,721

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis Responsible U.S. Equity ETF seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors, industry groups and market capitalizations.

The fund limits its investable universe of companies by screening out companies that do not meet certain environmental, social and governance (ESG) metrics. The fund uses third-party commercial data sources and scoring systems as well as proprietary evaluations to decide which securities to exclude due to ESG concerns. Within the investable universe, the fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of U.S. companies.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Responsible U.S. Equity ETF returned 13.26% on a market price basis. On a net asset value (NAV) basis, the fund returned 13.27%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund underperformed the total U.S. stock market, as measured by the Russell 3000 Index, which returned 14.76% for the reporting period. The Russell 3000 Index is an unmanaged index generally representative of the performance of the broad U.S. stock market, including all capitalization categories.
The underperformance was largely due to the fund’s underweight versus the index in mega-cap stocks, which significantly outperformed for the period. The fund’s overweight to small-cap stocks also weighed on relative results.
Large-cap stocks, as measured by the Russell 1000 Index, returned 15.40% for the period, while small caps, as measured by the Russell 2000 Index, returned 4.65%.

Because the portfolio managers screen securities based on ESG characteristics, the fund may exclude the securities of certain issuers or industry sectors for other than financial reasons and, as a result, the fund may perform differently or maintain a different risk profile than the market generally or compared to funds that do not use similar ESG-based screens. Investing based on ESG considerations may also prioritize long-term rather than short-term returns. Furthermore, when analyzing ESG criteria for issuers, the portfolio management team relies on proprietary evaluations and information, ratings and scoring models published by third-party sources (collectively, “ESG Data”). Due to the lack of regulation and uniform reporting standards with respect to ESG characteristics of issuers, ESG Data may be inconsistent across sources and, in certain cases, incorrect. In addition, ESG Data is not currently available for many issuers and, when available, frequently only includes some but not all of the ESG characteristics considered by the team when applying their ESG screens.
4

Fund Characteristics

AUGUST 31, 2023

Avantis Responsible U.S. Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Short-Term Investments	0.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Semiconductors and Semiconductor Equipment	7.7%
Software	7.5%
Technology Hardware, Storage and Peripherals	6.3%
Banks	5.1%
Insurance	5.0%
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Avantis Responsible U.S. Equity ETF
Actual	$1,000	$1,086.40	$0.79	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

AUGUST 31, 2023

Avantis Responsible U.S. Equity ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 0.2%
AerSale Corp.(1)	249	$3,688
Hexcel Corp.	871	63,844
Kaman Corp.	432	9,690
L3Harris Technologies, Inc.	436	77,647
Northrop Grumman Corp.	327	141,620
Parsons Corp.(1)	324	18,475
Woodward, Inc.	557	72,059
		387,023
Air Freight and Logistics — 1.3%
CH Robinson Worldwide, Inc.	543	49,104
Expeditors International of Washington, Inc.	2,965	346,045
FedEx Corp.	2,871	749,388
Forward Air Corp.	656	46,458
GXO Logistics, Inc.(1)	875	55,974
Hub Group, Inc., Class A(1)	697	54,394
Radiant Logistics, Inc.(1)	1,836	12,393
United Parcel Service, Inc., Class B	5,011	848,863
		2,162,619
Automobile Components — 0.7%
American Axle & Manufacturing Holdings, Inc.(1)	3,547	26,780
Aptiv PLC(1)	1,415	143,552
Autoliv, Inc.	2,069	201,934
BorgWarner, Inc.	3,596	146,537
Dana, Inc.	3,988	64,247
Fox Factory Holding Corp.(1)	458	50,751
Gentex Corp.	2,720	88,835
Goodyear Tire & Rubber Co.(1)	6,670	86,110
LCI Industries	580	72,662
Lear Corp.	761	109,652
Luminar Technologies, Inc.(1)(2)	1,536	8,847
Modine Manufacturing Co.(1)	1,921	91,420
Motorcar Parts of America, Inc.(1)	648	5,113
Phinia, Inc.(1)	692	19,238
Standard Motor Products, Inc.	324	11,998
Visteon Corp.(1)	510	71,028
		1,198,704
Automobiles — 1.8%
Ford Motor Co.	41,353	501,612
General Motors Co.	14,429	483,516
Harley-Davidson, Inc.	3,268	110,295
Lucid Group, Inc.(1)(2)	1,620	10,174
Rivian Automotive, Inc., Class A(1)	432	9,819
Tesla, Inc.(1)	6,861	1,770,687
Thor Industries, Inc.	1,100	115,302
Winnebago Industries, Inc.	871	56,484
		3,057,889
7

Avantis Responsible U.S. Equity ETF
	Shares	Value
Banks — 5.1%
ACNB Corp.	324	$10,313
Amalgamated Financial Corp.	141	2,527
Associated Banc-Corp.	3,050	52,856
Banc of California, Inc.	972	12,179
BancFirst Corp.	324	30,968
Bancorp, Inc.(1)	1,210	44,419
Bank First Corp.(2)	26	2,018
Bank of America Corp.	26,366	755,913
Bank of Hawaii Corp.(2)	766	41,165
Bank OZK	2,396	96,247
BankUnited, Inc.	1,633	42,866
Banner Corp.	767	33,403
Bar Harbor Bankshares	432	10,731
Baycom Corp.	540	10,406
Berkshire Hills Bancorp, Inc.	864	18,058
BOK Financial Corp.	545	45,295
Business First Bancshares, Inc.	150	3,068
Byline Bancorp, Inc.	540	11,437
Camden National Corp.	324	10,624
Central Pacific Financial Corp.	756	12,829
Citigroup, Inc.	13,620	562,370
Citizens Financial Group, Inc.	6,209	174,659
City Holding Co.	216	19,734
Columbia Banking System, Inc.	3,859	79,032
Columbia Financial, Inc.(1)	540	9,266
Comerica, Inc.	2,505	120,516
Commerce Bancshares, Inc.	1,563	76,728
Community Bank System, Inc.	549	26,105
CrossFirst Bankshares, Inc.(1)	1,001	10,761
Cullen/Frost Bankers, Inc.	653	61,728
Eagle Bancorp, Inc.	648	15,591
East West Bancorp, Inc.	2,505	138,627
Enterprise Financial Services Corp.	132	5,110
Farmers & Merchants Bancorp, Inc.(2)	324	6,188
Farmers National Banc Corp.	241	3,061
FB Financial Corp.	121	3,676
Fifth Third Bancorp	8,388	222,701
First BanCorp	4,249	58,891
First Bancorp, Inc.	432	10,636
First Bancshares, Inc.	118	3,350
First Busey Corp.	1,259	25,432
First Business Financial Services, Inc.	402	12,675
First Citizens BancShares, Inc., Class A	109	148,284
First Commonwealth Financial Corp.	349	4,561
First Financial Bancorp	1,425	29,611
First Financial Bankshares, Inc.	1,415	40,639
First Financial Corp.	324	11,897
First Hawaiian, Inc.	1,865	35,267
First Horizon Corp.	10,152	127,408
First Interstate BancSystem, Inc., Class A	864	22,386
8

Avantis Responsible U.S. Equity ETF
	Shares	Value
First Mid Bancshares, Inc.	355	$9,929
First of Long Island Corp.	540	7,052
Flushing Financial Corp.	648	9,150
FNB Corp.	5,664	65,872
FS Bancorp, Inc.	432	12,809
German American Bancorp, Inc.	432	12,498
Glacier Bancorp, Inc.	1,080	32,627
HarborOne Bancorp, Inc.	250	2,493
Heartland Financial USA, Inc.	135	4,136
Heritage Financial Corp.	120	2,066
Hilltop Holdings, Inc.	149	4,528
Home BancShares, Inc.	2,177	48,286
HomeStreet, Inc.	540	5,103
HomeTrust Bancshares, Inc.	432	9,871
Hope Bancorp, Inc.	2,415	23,353
Horizon Bancorp, Inc.	231	2,585
Huntington Bancshares, Inc.	12,306	136,474
Independent Bank Corp.	657	35,491
Independent Bank Corp. (Michigan)	540	10,309
Independent Bank Group, Inc.	56	2,363
JPMorgan Chase & Co.	12,529	1,833,369
KeyCorp	15,361	174,040
Lakeland Bancorp, Inc.	1,080	14,591
Lakeland Financial Corp.	56	2,919
M&T Bank Corp.	2,396	299,620
Mercantile Bank Corp.	361	12,050
Meridian Corp.	648	7,582
National Bank Holdings Corp., Class A	115	3,627
NBT Bancorp, Inc.	877	30,186
New York Community Bancorp, Inc.	12,975	159,333
Nicolet Bankshares, Inc.	30	2,274
Northeast Bank	324	13,767
Northfield Bancorp, Inc.	864	9,107
Old Second Bancorp, Inc.	683	9,883
OP Bancorp	864	8,156
Origin Bancorp, Inc.	112	3,437
Pacific Premier Bancorp, Inc.	1,535	35,336
Park National Corp.	223	22,692
Pathward Financial, Inc.	432	21,285
PCB Bancorp	540	8,667
Pinnacle Financial Partners, Inc.	762	50,719
PNC Financial Services Group, Inc.	2,506	302,549
Popular, Inc.	2,069	141,271
Prosperity Bancshares, Inc.	1,089	61,866
Provident Financial Services, Inc.	1,316	21,688
Regions Financial Corp.	13,833	253,697
Renasant Corp.	756	21,055
Sandy Spring Bancorp, Inc.	994	22,107
Seacoast Banking Corp. of Florida	994	23,468
Sierra Bancorp	432	8,588
Southern Missouri Bancorp, Inc.	216	9,137
9

Avantis Responsible U.S. Equity ETF
	Shares	Value
Southside Bancshares, Inc.	570	$17,157
Synovus Financial Corp.	3,267	101,146
TriCo Bancshares	109	3,743
Truist Financial Corp.	8,498	259,614
TrustCo Bank Corp. NY	432	12,299
Trustmark Corp.	987	22,740
U.S. Bancorp	8,823	322,304
UMB Financial Corp.	656	41,466
United Community Banks, Inc.	1,782	48,114
Valley National Bancorp	6,100	55,998
Washington Federal, Inc.	1,353	36,775
Webster Financial Corp.	2,178	92,369
Westamerica BanCorp	549	24,172
Western Alliance Bancorp	1,648	82,416
Wintrust Financial Corp.	1,196	92,822
Zions Bancorp NA	3,050	108,275
		8,660,683
Beverages — 1.3%
Brown-Forman Corp., Class A	354	23,799
Brown-Forman Corp., Class B	2,011	132,987
Coca-Cola Co.	10,350	619,241
Constellation Brands, Inc., Class A	728	189,688
Duckhorn Portfolio, Inc.(1)	111	1,381
Keurig Dr Pepper, Inc.	2,832	95,297
Molson Coors Beverage Co., Class B	2,396	152,122
Monster Beverage Corp.(1)	3,273	187,903
PepsiCo, Inc.	4,358	775,375
		2,177,793
Biotechnology — 3.4%
AbbVie, Inc.	6,319	928,640
Agios Pharmaceuticals, Inc.(1)	666	18,268
Alkermes PLC(1)	668	19,499
Alnylam Pharmaceuticals, Inc.(1)	108	21,365
Altimmune, Inc.(1)	652	1,650
Amgen, Inc.	2,187	560,616
AnaptysBio, Inc.(1)	432	8,502
Anika Therapeutics, Inc.(1)	241	4,302
Biogen, Inc.(1)	1,253	335,002
BioMarin Pharmaceutical, Inc.(1)	1,307	119,434
Bluebird Bio, Inc.(1)(2)	768	2,895
Blueprint Medicines Corp.(1)	16	798
Catalyst Pharmaceuticals, Inc.(1)	2,685	37,697
Crinetics Pharmaceuticals, Inc.(1)	428	7,413
CRISPR Therapeutics AG(1)(2)	48	2,400
Cytokinetics, Inc.(1)	439	15,339
Deciphera Pharmaceuticals, Inc.(1)	449	6,304
Denali Therapeutics, Inc.(1)	573	13,231
Dynavax Technologies Corp.(1)	3,498	50,231
Eagle Pharmaceuticals, Inc.(1)	238	4,034
Editas Medicine, Inc.(1)	868	7,734
Emergent BioSolutions, Inc.(1)	648	3,039
10

Avantis Responsible U.S. Equity ETF
	Shares	Value
Enanta Pharmaceuticals, Inc.(1)	216	$3,208
Entrada Therapeutics, Inc.(1)(2)	454	6,683
EQRx, Inc.(1)	6,064	13,887
Exact Sciences Corp.(1)	436	36,480
Exelixis, Inc.(1)	3,267	73,148
Gilead Sciences, Inc.	11,776	900,628
Halozyme Therapeutics, Inc.(1)	2,287	97,335
HilleVax, Inc.(1)	334	4,456
Ideaya Biosciences, Inc.(1)	437	12,830
Incyte Corp.(1)	1,525	98,408
Ionis Pharmaceuticals, Inc.(1)	882	35,518
Ironwood Pharmaceuticals, Inc.(1)	3,907	34,382
Kezar Life Sciences, Inc.(1)	864	1,287
Kura Oncology, Inc.(1)	766	7,606
Madrigal Pharmaceuticals, Inc.(1)	8	1,440
Mersana Therapeutics, Inc.(1)	45	50
Merus NV(1)	8	179
Mirati Therapeutics, Inc.(1)	330	12,276
Moderna, Inc.(1)	2,319	262,209
Myriad Genetics, Inc.(1)	432	7,711
Neurocrine Biosciences, Inc.(1)	654	71,214
Ovid therapeutics, Inc.(1)	550	1,851
PTC Therapeutics, Inc.(1)	356	14,062
Regeneron Pharmaceuticals, Inc.(1)	640	528,954
REGENXBIO, Inc.(1)	999	17,682
Relay Therapeutics, Inc.(1)	129	1,318
Rocket Pharmaceuticals, Inc.(1)	222	3,474
Seagen, Inc.(1)	439	90,465
Tango Therapeutics, Inc.(1)	548	3,556
Tyra Biosciences, Inc.(1)(2)	10	152
Ultragenyx Pharmaceutical, Inc.(1)	158	5,813
United Therapeutics Corp.(1)	667	149,648
Vanda Pharmaceuticals, Inc.(1)	972	5,045
Vaxcyte, Inc.(1)	28	1,454
Vertex Pharmaceuticals, Inc.(1)	2,942	1,024,816
Verve Therapeutics, Inc.(1)	6	77
Xencor, Inc.(1)	655	14,397
		5,712,092
Broadline Retail — 2.2%
Amazon.com, Inc.(1)	21,863	3,017,313
Big Lots, Inc.	648	4,018
Dillard's, Inc., Class A	108	37,273
eBay, Inc.	3,000	134,340
Etsy, Inc.(1)	548	40,316
Kohl's Corp.	3,722	99,154
Macy's, Inc.	8,388	102,585
MercadoLibre, Inc.(1)	90	123,512
Nordstrom, Inc.(2)	1,984	32,181
Ollie's Bargain Outlet Holdings, Inc.(1)	750	57,810
		3,648,502
11

Avantis Responsible U.S. Equity ETF
	Shares	Value
Building Products — 1.1%
A O Smith Corp.	2,070	$150,075
Advanced Drainage Systems, Inc.	408	52,289
Allegion PLC	544	61,913
Armstrong World Industries, Inc.	1,198	91,755
AZEK Co., Inc.(1)	767	26,086
Builders FirstSource, Inc.(1)	181	26,252
Carlisle Cos., Inc.	222	58,390
Carrier Global Corp.	2,619	150,462
Fortune Brands Innovations, Inc.	665	45,898
Gibraltar Industries, Inc.(1)	550	41,267
Griffon Corp.	1,281	53,635
Hayward Holdings, Inc.(1)	648	9,590
Insteel Industries, Inc.	540	18,765
Johnson Controls International PLC	980	57,879
Lennox International, Inc.	110	41,449
Masco Corp.	764	45,084
Masonite International Corp.(1)	699	71,794
Masterbrand, Inc.(1)	648	8,301
Owens Corning	1,919	276,163
Quanex Building Products Corp.	540	14,569
Simpson Manufacturing Co., Inc.	717	114,548
Trane Technologies PLC	544	111,661
Trex Co., Inc.(1)	1,213	86,572
UFP Industries, Inc.	1,248	130,229
Zurn Elkay Water Solutions Corp.	1,232	36,492
		1,781,118
Capital Markets — 4.6%
Affiliated Managers Group, Inc.	108	14,473
Ameriprise Financial, Inc.	1,851	624,861
Ares Management Corp., Class A	653	67,546
Artisan Partners Asset Management, Inc., Class A	1,307	50,215
Bank of New York Mellon Corp.	6,100	273,707
BlackRock, Inc.	436	305,435
Blackstone, Inc.	2,726	289,965
Carlyle Group, Inc.	4,577	148,066
Cboe Global Markets, Inc.	436	65,274
Charles Schwab Corp.	6,971	412,335
CME Group, Inc.	1,633	330,976
Cohen & Steers, Inc.	648	42,237
Coinbase Global, Inc., Class A(1)	1,197	95,281
Diamond Hill Investment Group, Inc.	108	18,226
Donnelley Financial Solutions, Inc.(1)	432	21,285
Evercore, Inc., Class A	761	106,578
FactSet Research Systems, Inc.	327	142,706
Federated Hermes, Inc.	1,080	37,541
Franklin Resources, Inc.	3,159	84,472
Goldman Sachs Group, Inc.	2,396	785,193
Houlihan Lokey, Inc.	1,113	117,243
Intercontinental Exchange, Inc.	871	102,769
Invesco Ltd.	5,229	83,246
12

Avantis Responsible U.S. Equity ETF
	Shares	Value
Janus Henderson Group PLC	1,852	$50,874
Jefferies Financial Group, Inc.	3,587	128,020
KKR & Co., Inc.	4,034	253,376
Lazard Ltd., Class A	2,070	71,912
LPL Financial Holdings, Inc.	761	175,479
MarketAxess Holdings, Inc.	326	78,543
Moelis & Co., Class A	1,306	61,917
Moody's Corp.	545	183,556
Morgan Stanley	8,174	696,016
Morningstar, Inc.	108	25,128
MSCI, Inc.	109	59,255
Nasdaq, Inc.	324	17,004
Northern Trust Corp.	2,287	173,972
Open Lending Corp., Class A(1)	1,512	12,474
Piper Sandler Cos.	544	81,045
Raymond James Financial, Inc.	2,727	285,217
S&P Global, Inc.	980	383,043
SEI Investments Co.	2,288	141,993
State Street Corp.	2,988	205,395
Stifel Financial Corp.	2,177	141,549
T. Rowe Price Group, Inc.	1,525	171,151
Tradeweb Markets, Inc., Class A	436	37,683
Victory Capital Holdings, Inc., Class A	648	22,304
Virtu Financial, Inc., Class A	2,973	55,714
		7,732,250
Chemicals — 0.7%
Albemarle Corp.	982	195,133
Avient Corp.	1,004	40,271
Axalta Coating Systems Ltd.(1)	1,743	49,327
Balchem Corp.	4	562
DuPont de Nemours, Inc.	2,291	176,155
Element Solutions, Inc.	540	11,135
Hawkins, Inc.	474	29,478
Huntsman Corp.	3,921	109,278
Ingevity Corp.(1)	878	47,315
Innospec, Inc.	328	35,234
International Flavors & Fragrances, Inc.	873	61,503
Kronos Worldwide, Inc.	756	6,350
Livent Corp.(1)	10	215
Minerals Technologies, Inc.	432	26,395
PPG Industries, Inc.	653	92,569
PureCycle Technologies, Inc.(1)	4,075	36,390
Quaker Chemical Corp.	132	23,427
Sherwin-Williams Co.	980	266,286
Stepan Co.	342	29,846
Trinseo PLC	1,296	13,647
		1,250,516
Commercial Services and Supplies — 0.5%
ACCO Brands Corp.	975	5,197
Brady Corp., Class A	432	21,790
Cintas Corp.	436	219,818
13

Avantis Responsible U.S. Equity ETF
	Shares	Value
Civeo Corp.(1)	540	$9,785
Clean Harbors, Inc.(1)	655	110,918
Copart, Inc.(1)	5,282	236,792
Deluxe Corp.	432	8,735
Ennis, Inc.	648	13,802
Healthcare Services Group, Inc.	648	7,484
HNI Corp.	648	21,229
Interface, Inc.	1,218	12,582
Liquidity Services, Inc.(1)	756	13,797
MSA Safety, Inc.	108	19,730
OPENLANE, Inc.(1)	104	1,623
Pitney Bowes, Inc.	437	1,438
Rollins, Inc.	983	38,897
SP Plus Corp.(1)	217	8,500
Steelcase, Inc., Class A	2,104	19,083
Tetra Tech, Inc.	218	34,302
UniFirst Corp.	118	20,783
Viad Corp.(1)	7	199
		826,484
Communications Equipment — 0.7%
ADTRAN Holdings, Inc.	552	4,720
Arista Networks, Inc.(1)	1,415	276,251
Ciena Corp.(1)	1,745	87,215
Cisco Systems, Inc.	7,407	424,792
CommScope Holding Co., Inc.(1)	997	3,330
Extreme Networks, Inc.(1)	1,961	53,829
F5, Inc.(1)	218	35,678
Juniper Networks, Inc.	1,311	38,176
Lumentum Holdings, Inc.(1)	891	48,230
Motorola Solutions, Inc.	327	92,727
NETGEAR, Inc.(1)	326	4,297
NetScout Systems, Inc.(1)	161	4,609
ViaSat, Inc.(1)	1,881	52,179
Viavi Solutions, Inc.(1)	2,369	24,756
		1,150,789
Construction and Engineering — 0.1%
AECOM	221	19,393
API Group Corp.(1)	1,204	33,892
Granite Construction, Inc.	473	19,530
Limbach Holdings, Inc.(1)	497	17,957
WillScot Mobile Mini Holdings Corp.(1)	2,298	94,264
		185,036
Construction Materials†
Knife River Corp.(1)	199	10,241
Consumer Finance — 1.4%
Ally Financial, Inc.	6,865	190,092
American Express Co.	2,070	327,039
Bread Financial Holdings, Inc.	1,415	53,176
Capital One Financial Corp.	4,576	468,537
Credit Acceptance Corp.(1)(2)	109	54,693
Discover Financial Services	4,467	402,343
14

Avantis Responsible U.S. Equity ETF
	Shares	Value
Encore Capital Group, Inc.(1)	872	$40,862
Enova International, Inc.(1)	432	21,794
Green Dot Corp., Class A(1)	864	12,822
LendingClub Corp.(1)	756	5,262
Navient Corp.	2,615	46,155
Nelnet, Inc., Class A	216	19,840
OneMain Holdings, Inc.	2,940	122,039
PRA Group, Inc.(1)	432	8,415
PROG Holdings, Inc.(1)	989	33,923
Regional Management Corp.	324	8,903
SLM Corp.	7,517	107,042
SoFi Technologies, Inc.(1)(2)	4,903	42,460
Synchrony Financial	9,586	309,436
World Acceptance Corp.(1)	108	14,559
		2,289,392
Consumer Staples Distribution & Retail — 2.4%
Andersons, Inc.	547	28,094
BJ's Wholesale Club Holdings, Inc.(1)	1,633	110,048
Costco Wholesale Corp.	1,861	1,022,210
Dollar General Corp.	1,415	195,977
Dollar Tree, Inc.(1)	2,521	308,470
Kroger Co.	6,845	317,540
PriceSmart, Inc.	223	17,724
SpartanNash Co.	1,120	24,371
Sprouts Farmers Market, Inc.(1)	3,594	146,599
Sysco Corp.	3,052	212,572
Target Corp.	3,159	399,771
United Natural Foods, Inc.(1)	1,728	34,785
US Foods Holding Corp.(1)	328	13,261
Walgreens Boots Alliance, Inc.	1,674	42,369
Walmart, Inc.	7,298	1,186,728
		4,060,519
Containers and Packaging — 0.6%
AptarGroup, Inc.	656	86,959
Ardagh Metal Packaging SA(2)	1,404	5,040
Avery Dennison Corp.	435	81,945
Ball Corp.	1,346	73,290
Berry Global Group, Inc.	432	28,227
Crown Holdings, Inc.	766	70,978
Graphic Packaging Holding Co.	1,657	36,852
Greif, Inc., Class A	574	41,667
Greif, Inc., Class B	108	8,049
Myers Industries, Inc.	981	18,453
Packaging Corp. of America	1,963	292,683
Sealed Air Corp.	1,525	56,516
Silgan Holdings, Inc.	432	19,496
Sonoco Products Co.	2,179	125,184
WestRock Co.	3,920	128,223
		1,073,562
15

Avantis Responsible U.S. Equity ETF
	Shares	Value
Distributors — 0.3%
Genuine Parts Co.	1,633	$251,041
LKQ Corp.	1,961	103,011
Pool Corp.	275	100,540
		454,592
Diversified Consumer Services — 0.3%
ADT, Inc.	1,188	7,627
Adtalem Global Education, Inc.(1)	548	24,030
Bright Horizons Family Solutions, Inc.(1)	108	10,197
Frontdoor, Inc.(1)	648	21,267
Graham Holdings Co., Class B	109	63,910
Grand Canyon Education, Inc.(1)	871	102,125
H&R Block, Inc.	648	25,907
Laureate Education, Inc., Class A	3,999	55,706
OneSpaWorld Holdings Ltd.(1)	1,188	13,591
Perdoceo Education Corp.	1,944	32,212
Service Corp. International	1,524	96,180
Stride, Inc.(1)	648	27,534
Udemy, Inc.(1)	154	1,595
Universal Technical Institute, Inc.(1)	1,404	11,190
		493,071
Diversified Telecommunication Services — 0.8%
AT&T, Inc.	21,301	315,042
Cogent Communications Holdings, Inc.	216	15,245
EchoStar Corp., Class A(1)	756	13,139
Iridium Communications, Inc.	2,289	112,047
Lumen Technologies, Inc.(1)	5,086	8,087
Radius Global Infrastructure, Inc., Class A(1)	756	11,279
Verizon Communications, Inc.	24,300	850,014
		1,324,853
Electric Utilities — 0.4%
Edison International	3,609	248,480
Exelon Corp.	9,261	371,551
Genie Energy Ltd., Class B	100	1,531
		621,562
Electrical Equipment — 0.7%
Acuity Brands, Inc.	329	53,061
AMETEK, Inc.	764	121,866
Array Technologies, Inc.(1)	750	18,653
Atkore, Inc.(1)	1,416	218,022
ChargePoint Holdings, Inc.(1)(2)	112	802
Eaton Corp. PLC	762	175,542
Encore Wire Corp.	554	91,305
EnerSys	745	78,210
FREYR Battery SA(1)(2)	1,296	8,074
FuelCell Energy, Inc.(1)(2)	3,246	4,544
Generac Holdings, Inc.(1)	108	12,831
GrafTech International Ltd.	2,592	9,176
Hubbell, Inc.	326	106,292
nVent Electric PLC	871	49,246
Powell Industries, Inc.	284	23,848
16

Avantis Responsible U.S. Equity ETF
	Shares	Value
Regal Rexnord Corp.	438	$71,039
Rockwell Automation, Inc.	218	68,033
Sensata Technologies Holding PLC	324	12,189
Sunrun, Inc.(1)	756	11,816
Thermon Group Holdings, Inc.(1)	648	17,807
Vertiv Holdings Co.	127	5,003
		1,157,359
Electronic Equipment, Instruments and Components — 1.7%
Advanced Energy Industries, Inc.	653	77,100
Amphenol Corp., Class A	1,306	115,424
Arrow Electronics, Inc.(1)	655	87,397
Avnet, Inc.	1,525	77,394
Badger Meter, Inc.	216	35,873
Bel Fuse, Inc., Class B	121	6,328
Belden, Inc.	230	21,597
Benchmark Electronics, Inc.	432	11,120
CDW Corp.	761	160,685
Cognex Corp.	551	25,941
Coherent Corp.(1)	1,424	53,585
Corning, Inc.	11,330	371,851
CTS Corp.	540	24,111
ePlus, Inc.(1)	226	15,002
Fabrinet(1)	435	69,935
Flex Ltd.(1)	9,369	258,491
Insight Enterprises, Inc.(1)	331	52,990
IPG Photonics Corp.(1)	328	35,542
Jabil, Inc.	3,207	366,945
Keysight Technologies, Inc.(1)	1,307	174,223
Kimball Electronics, Inc.(1)	326	9,842
Knowles Corp.(1)	972	15,581
Littelfuse, Inc.	219	58,490
Methode Electronics, Inc.	432	13,932
National Instruments Corp.	648	38,621
Novanta, Inc.(1)	108	18,034
OSI Systems, Inc.(1)	223	30,406
PC Connection, Inc.	216	11,474
Plexus Corp.(1)	228	23,153
Sanmina Corp.(1)	1,575	87,727
ScanSource, Inc.(1)	432	14,161
TD SYNNEX Corp.	216	21,978
TE Connectivity Ltd.	1,743	230,756
Trimble, Inc.(1)	324	17,752
TTM Technologies, Inc.(1)	1,650	24,585
Vishay Intertechnology, Inc.	3,627	99,525
Vishay Precision Group, Inc.(1)	435	15,669
Vontier Corp.	878	27,578
Zebra Technologies Corp., Class A(1)	108	29,701
		2,830,499
17

Avantis Responsible U.S. Equity ETF
	Shares	Value
Energy Equipment and Services†
Newpark Resources, Inc.(1)	1,876	$11,218
SEACOR Marine Holdings, Inc.(1)	6	69
		11,287
Entertainment — 0.8%
AMC Entertainment Holdings, Inc., Class A(1)(2)	172	2,165
Electronic Arts, Inc.	1,089	130,658
IMAX Corp.(1)	648	12,396
Live Nation Entertainment, Inc.(1)	545	46,069
Madison Square Garden Entertainment Corp.(1)	64	2,054
Marcus Corp.(2)	642	9,752
Netflix, Inc.(1)	894	387,710
Playstudios, Inc.(1)	2,700	9,612
Playtika Holding Corp.(1)	54	527
Roku, Inc.(1)	222	18,026
Sphere Entertainment Co.(1)	324	11,360
Take-Two Interactive Software, Inc.(1)	1,961	278,854
Walt Disney Co.(1)	2,725	228,028
Warner Bros Discovery, Inc.(1)	6,785	89,155
World Wrestling Entertainment, Inc., Class A	1,195	115,377
		1,341,743
Financial Services — 3.0%
Apollo Global Management, Inc.	3,077	268,745
AvidXchange Holdings, Inc.(1)	648	6,661
Cannae Holdings, Inc.(1)	972	19,080
Cass Information Systems, Inc.	324	12,422
Enact Holdings, Inc.	540	15,476
Equitable Holdings, Inc.	9,587	276,106
Essent Group Ltd.	2,286	114,803
Euronet Worldwide, Inc.(1)	437	38,176
EVERTEC, Inc.	986	39,016
Federal Agricultural Mortgage Corp., Class C	223	37,535
Fidelity National Information Services, Inc.	763	42,621
Fiserv, Inc.(1)	772	93,713
FleetCor Technologies, Inc.(1)	434	117,931
Global Payments, Inc.	438	55,490
Jack Henry & Associates, Inc.	979	153,488
Marqeta, Inc., Class A(1)	345	2,122
Mastercard, Inc., Class A	2,832	1,168,597
MGIC Investment Corp.	6,643	116,784
NMI Holdings, Inc., Class A(1)	2,287	65,454
PayPal Holdings, Inc.(1)	2,398	149,899
PennyMac Financial Services, Inc.	871	62,512
Radian Group, Inc.	3,812	103,229
Rocket Cos., Inc., Class A(1)	958	10,232
Shift4 Payments, Inc., Class A(1)	228	12,948
TFS Financial Corp.	756	10,289
Visa, Inc., Class A	6,862	1,685,856
Voya Financial, Inc.	2,329	162,285
Walker & Dunlop, Inc.	878	74,929
18

Avantis Responsible U.S. Equity ETF
	Shares	Value
Western Union Co.	4,249	$52,475
WEX, Inc.(1)	218	42,767
		5,011,641
Food Products — 0.7%
Alico, Inc.	44	1,035
Campbell Soup Co.	873	36,404
Darling Ingredients, Inc.(1)	2,614	161,441
General Mills, Inc.	1,743	117,931
Hershey Co.	980	210,563
J M Smucker Co.	980	142,051
Kellogg Co.	980	59,800
Lamb Weston Holdings, Inc.	1,015	98,871
Lancaster Colony Corp.	218	36,011
McCormick & Co., Inc.	437	35,869
Mondelez International, Inc., Class A	4,031	287,249
		1,187,225
Ground Transportation — 2.5%
ArcBest Corp.	761	80,354
Covenant Logistics Group, Inc.	226	11,112
CSX Corp.	21,176	639,515
Daseke, Inc.(1)	972	5,152
Heartland Express, Inc.	864	13,038
JB Hunt Transport Services, Inc.	1,524	286,329
Knight-Swift Transportation Holdings, Inc.	1,742	95,496
Landstar System, Inc.	873	165,704
Marten Transport Ltd.	1,552	32,592
Norfolk Southern Corp.	2,299	471,318
Old Dominion Freight Line, Inc.	1,318	563,274
RXO, Inc.(1)	1,551	28,042
Ryder System, Inc.	1,415	142,490
Saia, Inc.(1)	544	231,853
Schneider National, Inc., Class B	1,524	44,059
Uber Technologies, Inc.(1)	3,377	159,496
U-Haul Holding Co.	111	6,324
U-Haul Holding Co.	1,151	61,279
Union Pacific Corp.	5,013	1,105,717
Werner Enterprises, Inc.	1,306	54,343
XPO, Inc.(1)	798	59,555
		4,257,042
Health Care Equipment and Supplies — 1.8%
Abbott Laboratories	5,447	560,496
Align Technology, Inc.(1)	218	80,690
Avanos Medical, Inc.(1)	432	9,089
Baxter International, Inc.	1,306	53,024
Becton Dickinson & Co.	545	152,300
Boston Scientific Corp.(1)	4,357	235,017
Contra Abiomed, Inc.(1)	112	114
Cooper Cos., Inc.	217	80,288
DENTSPLY SIRONA, Inc.	1,437	53,298
Dexcom, Inc.(1)	767	77,452
Edwards Lifesciences Corp.(1)	2,619	200,275
19

Avantis Responsible U.S. Equity ETF
	Shares	Value
Embecta Corp.	219	$4,014
Globus Medical, Inc., Class A(1)	547	29,593
Haemonetics Corp.(1)	457	41,007
Hologic, Inc.(1)	2,454	183,412
IDEXX Laboratories, Inc.(1)	371	189,733
Inogen, Inc.(1)	228	1,416
Insulet Corp.(1)	108	20,705
Intuitive Surgical, Inc.(1)	692	216,375
Medtronic PLC	3,268	266,342
Merit Medical Systems, Inc.(1)	171	11,163
Neogen Corp.(1)	510	11,791
OraSure Technologies, Inc.(1)	1,409	9,102
Penumbra, Inc.(1)	108	28,566
PROCEPT BioRobotics Corp.(1)	20	682
QuidelOrtho Corp.(1)	768	63,252
ResMed, Inc.	327	52,186
Stryker Corp.	652	184,875
Teleflex, Inc.	219	46,590
UFP Technologies, Inc.(1)	42	7,380
Utah Medical Products, Inc.	9	824
Zimmer Biomet Holdings, Inc.	1,089	129,722
Zimvie, Inc.(1)	433	5,109
		3,005,882
Health Care Providers and Services — 2.6%
Acadia Healthcare Co., Inc.(1)	548	42,251
Accolade, Inc.(1)	343	4,627
agilon health, Inc.(1)	1,081	19,155
AMN Healthcare Services, Inc.(1)	981	86,701
Apollo Medical Holdings, Inc.(1)	8	303
Cardinal Health, Inc.	1,648	143,920
Castle Biosciences, Inc.(1)	118	2,352
Cencora, Inc.	1,198	210,824
Centene Corp.(1)	4,905	302,393
Chemed Corp.	109	55,747
Cigna Group	654	180,674
CorVel Corp.(1)	108	23,377
Cross Country Healthcare, Inc.(1)	817	21,046
CVS Health Corp.	2,505	163,251
DaVita, Inc.(1)	328	33,594
Elevance Health, Inc.	1,307	577,707
Ensign Group, Inc.	1,088	109,039
Fulgent Genetics, Inc.(1)	333	10,909
Guardant Health, Inc.(1)	12	469
HCA Healthcare, Inc.	436	120,903
HealthEquity, Inc.(1)	545	36,815
Henry Schein, Inc.(1)	660	50,516
Hims & Hers Health, Inc.(1)	24	161
Humana, Inc.	665	306,984
Laboratory Corp. of America Holdings	840	174,804
McKesson Corp.	435	179,359
Molina Healthcare, Inc.(1)	1,307	405,327
20

Avantis Responsible U.S. Equity ETF
	Shares	Value
National Research Corp.	324	$13,543
NeoGenomics, Inc.(1)	526	7,906
Owens & Minor, Inc.(1)	1,541	26,043
Patterson Cos., Inc.	984	29,559
Premier, Inc., Class A	1,672	35,998
Privia Health Group, Inc.(1)	32	840
Quest Diagnostics, Inc.	326	42,869
R1 RCM, Inc.(1)	1,301	22,429
UnitedHealth Group, Inc.	1,858	885,486
		4,327,881
Health Care Technology — 0.1%
American Well Corp., Class A(1)	2,921	4,148
Doximity, Inc., Class A(1)	13	310
Health Catalyst, Inc.(1)	702	8,206
NextGen Healthcare, Inc.(1)	756	13,767
Phreesia, Inc.(1)	59	1,680
Teladoc Health, Inc.(1)	324	7,335
Veeva Systems, Inc., Class A(1)	326	68,036
Veradigm, Inc.(1)	3,730	49,908
		153,390
Hotels, Restaurants and Leisure — 1.5%
Airbnb, Inc., Class A(1)	655	86,165
Aramark	432	16,062
BJ's Restaurants, Inc.(1)	432	12,705
Bloomin' Brands, Inc.	1,216	34,121
Booking Holdings, Inc.(1)	154	478,175
Carrols Restaurant Group, Inc.(1)	1,467	10,240
Cheesecake Factory, Inc.(2)	1,307	41,628
Chipotle Mexican Grill, Inc.(1)	236	454,687
Choice Hotels International, Inc.	654	82,993
Cracker Barrel Old Country Store, Inc.(2)	654	53,909
Darden Restaurants, Inc.	1,679	261,101
Dave & Buster's Entertainment, Inc.(1)	432	16,965
DoorDash, Inc., Class A(1)	437	36,765
Hilton Grand Vacations, Inc.(1)	432	18,887
Jack in the Box, Inc.	226	18,164
Marriott Vacations Worldwide Corp.	108	11,738
McDonald's Corp.	1,415	397,827
Papa John's International, Inc.	137	10,371
Sabre Corp.(1)(2)	1,188	5,940
SeaWorld Entertainment, Inc.(1)	216	10,519
Six Flags Entertainment Corp.(1)	324	7,439
Starbucks Corp.	1,524	148,499
Texas Roadhouse, Inc.	1,634	170,099
Travel + Leisure Co.	334	13,427
Vail Resorts, Inc.	110	24,895
Wendy's Co.	1,535	30,378
Wingstop, Inc.	110	17,670
Wyndham Hotels & Resorts, Inc.	546	41,163
Yum! Brands, Inc.	764	98,846
		2,611,378
21

Avantis Responsible U.S. Equity ETF
	Shares	Value
Household Durables — 1.7%
Beazer Homes USA, Inc.(1)	756	$22,158
Cavco Industries, Inc.(1)	125	34,940
Century Communities, Inc.	733	54,425
D.R. Horton, Inc.	2,546	303,025
Ethan Allen Interiors, Inc.	648	20,334
Garmin Ltd.	765	81,105
GoPro, Inc., Class A(1)	2,916	10,600
Green Brick Partners, Inc.(1)	806	39,865
Helen of Troy Ltd.(1)	442	54,331
Hovnanian Enterprises, Inc., Class A(1)	216	25,669
Installed Building Products, Inc.	463	67,010
iRobot Corp.(1)	86	3,345
KB Home	1,093	55,524
La-Z-Boy, Inc.	1,148	35,416
Leggett & Platt, Inc.	800	22,560
Lennar Corp., B Shares	289	30,825
Lennar Corp., Class A	2,993	356,436
LGI Homes, Inc.(1)	108	13,295
M/I Homes, Inc.(1)	826	81,097
MDC Holdings, Inc.	554	26,287
Meritage Homes Corp.	902	125,414
Mohawk Industries, Inc.(1)	437	44,307
Newell Brands, Inc.	26	275
NVR, Inc.(1)	44	280,603
PulteGroup, Inc.	4,576	375,507
Skyline Champion Corp.(1)	1,197	85,310
Sonos, Inc.(1)	1,188	16,371
Taylor Morrison Home Corp.(1)	3,159	149,737
Tempur Sealy International, Inc.	1,414	66,062
Toll Brothers, Inc.	1,525	124,943
TopBuild Corp.(1)	108	31,329
Tri Pointe Homes, Inc.(1)	2,724	84,716
Whirlpool Corp.	890	124,564
		2,847,385
Household Products — 1.0%
Church & Dwight Co., Inc.	1,525	147,574
Clorox Co.	980	153,321
Colgate-Palmolive Co.	3,238	237,896
Kimberly-Clark Corp.	2,506	322,848
Procter & Gamble Co.	5,337	823,713
		1,685,352
Independent Power and Renewable Electricity Producers — 0.1%
Brookfield Renewable Corp., Class A(2)	1,188	33,205
Ormat Technologies, Inc.	657	49,893
Sunnova Energy International, Inc.(1)(2)	1,296	18,027
		101,125
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	980	184,181
22

Avantis Responsible U.S. Equity ETF
	Shares	Value
Insurance — 5.0%
Aflac, Inc.	6,427	$479,261
Allstate Corp.	2,306	248,610
American Financial Group, Inc.	1,310	151,855
American International Group, Inc.	6,972	408,001
AMERISAFE, Inc.	324	16,783
Aon PLC, Class A	1,089	363,062
Arch Capital Group Ltd.(1)	5,337	410,202
Argo Group International Holdings Ltd.	432	12,852
Arthur J Gallagher & Co.	651	150,042
Assurant, Inc.	654	91,122
Assured Guaranty Ltd.	1,089	64,077
Axis Capital Holdings Ltd.	2,287	125,465
Brighthouse Financial, Inc.(1)	1,633	81,095
Brown & Brown, Inc.	432	32,011
Chubb Ltd.	2,289	459,791
Cincinnati Financial Corp.	1,525	161,330
CNA Financial Corp.	324	12,743
CNO Financial Group, Inc.	2,178	50,965
Erie Indemnity Co., Class A	326	90,866
Everest Re Group Ltd.	654	235,885
Fidelity National Financial, Inc.	2,587	107,102
First American Financial Corp.	1,961	120,954
Genworth Financial, Inc., Class A(1)	9,043	52,359
Globe Life, Inc.	1,633	182,194
Hanover Insurance Group, Inc.	654	69,795
Hartford Financial Services Group, Inc.	5,337	383,303
Hippo Holdings, Inc.(1)(2)	218	2,176
Horace Mann Educators Corp.	756	21,667
Kemper Corp.	432	20,291
Kinsale Capital Group, Inc.	327	130,352
Lincoln National Corp.	1,851	47,497
Markel Group, Inc.(1)	109	161,202
Marsh & McLennan Cos., Inc.	1,198	233,598
Mercury General Corp.	432	12,360
MetLife, Inc.	5,663	358,694
Old Republic International Corp.	5,555	151,929
Oscar Health, Inc., Class A(1)	1,404	8,803
Primerica, Inc.	979	196,740
Principal Financial Group, Inc.	3,921	304,701
Progressive Corp.	3,380	451,129
Prudential Financial, Inc.	3,050	288,743
Reinsurance Group of America, Inc.	1,307	181,176
RenaissanceRe Holdings Ltd.	653	122,692
RLI Corp.	434	57,080
Selective Insurance Group, Inc.	1,089	108,040
SiriusPoint Ltd.(1)	579	6,404
Stewart Information Services Corp.	581	26,912
Travelers Cos., Inc.	3,050	491,751
United Fire Group, Inc.	123	2,432
Unum Group	3,267	160,704
23

Avantis Responsible U.S. Equity ETF
	Shares	Value
W R Berkley Corp.	2,724	$168,507
White Mountains Insurance Group Ltd.	80	127,095
Willis Towers Watson PLC	376	77,742
		8,482,142
Interactive Media and Services — 4.7%
Alphabet, Inc., Class A(1)	19,996	2,722,855
Alphabet, Inc., Class C(1)	17,460	2,398,131
Cargurus, Inc.(1)	2,904	52,591
Cars.com, Inc.(1)	2,288	42,763
IAC, Inc.(1)	463	25,618
Match Group, Inc.(1)	432	20,248
Meta Platforms, Inc., Class A(1)	8,596	2,543,470
Pinterest, Inc., Class A(1)	1,637	45,001
Shutterstock, Inc.	432	18,191
Snap, Inc., Class A(1)	972	10,060
TripAdvisor, Inc.(1)	439	6,633
Yelp, Inc.(1)	683	29,267
Ziff Davis, Inc.(1)	324	21,595
ZipRecruiter, Inc., Class A(1)	766	11,636
ZoomInfo Technologies, Inc.(1)	432	7,785
		7,955,844
IT Services — 1.4%
Accenture PLC, Class A	2,179	705,495
Akamai Technologies, Inc.(1)	1,633	171,612
Amdocs Ltd.	1,093	97,496
Cloudflare, Inc., Class A(1)	216	14,046
Cognizant Technology Solutions Corp., Class A	3,387	242,543
DigitalOcean Holdings, Inc.(1)(2)	229	6,194
DXC Technology Co.(1)	6,013	124,710
EPAM Systems, Inc.(1)	133	34,446
Gartner, Inc.(1)	546	190,925
Globant SA(1)	121	24,741
GoDaddy, Inc., Class A(1)	1,524	110,505
Hackett Group, Inc.	540	12,728
International Business Machines Corp.	2,178	319,796
Kyndryl Holdings, Inc.(1)	5,233	88,333
MongoDB, Inc.(1)	109	41,562
Okta, Inc.(1)	108	9,019
Snowflake, Inc., Class A(1)	546	85,640
Squarespace, Inc., Class A(1)	39	1,176
Twilio, Inc., Class A(1)	336	21,406
VeriSign, Inc.(1)	327	67,947
		2,370,320
Leisure Products — 0.3%
Brunswick Corp.	1,743	137,906
Funko, Inc., Class A(1)	28	195
Hasbro, Inc.	216	15,552
Malibu Boats, Inc., Class A(1)	548	26,611
MasterCraft Boat Holdings, Inc.(1)	540	11,750
Mattel, Inc.(1)	1,967	43,589
Polaris, Inc.	874	97,967
24

Avantis Responsible U.S. Equity ETF
	Shares	Value
Topgolf Callaway Brands Corp.(1)	756	$13,185
YETI Holdings, Inc.(1)	2,133	106,543
		453,298
Life Sciences Tools and Services — 1.0%
10X Genomics, Inc., Class A(1)	2	104
Adaptive Biotechnologies Corp.(1)	560	3,791
Agilent Technologies, Inc.	872	105,573
Avantor, Inc.(1)	1,410	30,527
Azenta, Inc.(1)	756	42,661
Bio-Rad Laboratories, Inc., Class A(1)	109	43,622
Bio-Techne Corp.	465	36,456
Bruker Corp.	762	49,987
Charles River Laboratories International, Inc.(1)	116	23,991
Danaher Corp.	1,094	289,910
Fortrea Holdings, Inc.(1)	841	23,170
Illumina, Inc.(1)	337	55,679
IQVIA Holdings, Inc.(1)	551	122,669
Maravai LifeSciences Holdings, Inc., Class A(1)	648	6,700
Medpace Holdings, Inc.(1)	218	58,919
Mettler-Toledo International, Inc.(1)	79	95,865
OmniAb, Inc.(1)	1,222	7,088
OmniAb, Inc.(1)	47	169
OmniAb, Inc.(1)	47	160
Quantum-Si, Inc.(1)	16	37
Repligen Corp.(1)	108	18,782
Revvity, Inc.	216	25,278
SomaLogic, Inc.(1)	972	2,148
Syneos Health, Inc.(1)	216	9,230
Thermo Fisher Scientific, Inc.	654	364,343
Waters Corp.(1)	455	127,764
West Pharmaceutical Services, Inc.	442	179,850
		1,724,473
Machinery — 2.7%
AGCO Corp.	768	99,479
Alamo Group, Inc.	112	19,225
Albany International Corp., Class A	218	20,213
Allison Transmission Holdings, Inc.	872	52,712
Astec Industries, Inc.	247	13,540
Barnes Group, Inc.	552	21,694
Commercial Vehicle Group, Inc.(1)	1,025	9,440
Crane Co.	176	16,037
Cummins, Inc.	1,764	405,790
Deere & Co.	2,186	898,315
Donaldson Co., Inc.	362	23,121
Dover Corp.	327	48,494
EnPro Industries, Inc.	222	30,279
ESCO Technologies, Inc.	255	27,287
Franklin Electric Co., Inc.	334	32,301
Gates Industrial Corp. PLC(1)	824	10,119
Graco, Inc.	1,236	97,570
Greenbrier Cos., Inc.	701	29,835
25

Avantis Responsible U.S. Equity ETF
	Shares	Value
Helios Technologies, Inc.	330	$19,100
Hillman Solutions Corp.(1)	1,721	15,575
Hyliion Holdings Corp.(1)(2)	1,189	1,451
IDEX Corp.	217	49,129
Illinois Tool Works, Inc.	1,306	323,039
Ingersoll Rand, Inc.	1,960	136,436
ITT, Inc.	870	88,984
John Bean Technologies Corp.	321	35,281
Kadant, Inc.	94	20,656
Kennametal, Inc.	1,697	44,920
Lincoln Electric Holdings, Inc.	1,092	210,166
Lindsay Corp.	125	15,512
Middleby Corp.(1)	108	15,724
Mueller Industries, Inc.	1,536	118,518
Nordson Corp.	217	52,978
Oshkosh Corp.	1,340	139,132
Otis Worldwide Corp.	870	74,428
PACCAR, Inc.	5,696	468,724
Parker-Hannifin Corp.	220	91,718
Pentair PLC	324	22,764
Shyft Group, Inc.	172	2,697
Snap-on, Inc.	763	204,942
Standex International Corp.	143	21,969
Stanley Black & Decker, Inc.	324	30,579
Tennant Co.	328	27,037
Terex Corp.	1,704	103,279
Timken Co.	876	66,944
Titan International, Inc.(1)	1,347	16,959
Toro Co.	980	100,274
Watts Water Technologies, Inc., Class A	218	41,152
Westinghouse Air Brake Technologies Corp.	762	85,740
Xylem, Inc.	944	97,742
		4,599,000
Marine Transportation — 0.1%
Costamare, Inc.	972	10,021
Matson, Inc.	1,094	96,141
Safe Bulkers, Inc.(2)	2,376	7,627
		113,789
Media — 0.9%
Altice USA, Inc., Class A(1)	463	1,421
AMC Networks, Inc., Class A(1)	338	3,934
Cable One, Inc.	43	27,975
Charter Communications, Inc., Class A(1)	217	95,072
Comcast Corp., Class A	11,678	546,063
Cumulus Media, Inc., Class A(1)	330	1,531
Daily Journal Corp.(1)	1	295
DISH Network Corp., Class A(1)	3,034	18,204
Entravision Communications Corp., Class A	1,836	7,032
Fox Corp., Class A	4,396	145,332
Fox Corp., Class B	1,874	57,194
Interpublic Group of Cos., Inc.	2,614	85,243
26

Avantis Responsible U.S. Equity ETF
	Shares	Value
John Wiley & Sons, Inc., Class A	216	$8,027
Liberty Broadband Corp., Class A(1)	108	10,113
Liberty Broadband Corp., Class C(1)	544	50,897
New York Times Co., Class A	1,307	57,861
News Corp., Class A	3,376	72,550
News Corp., Class B	972	21,384
Nexstar Media Group, Inc., Class A	219	35,653
Omnicom Group, Inc.	1,198	97,050
Paramount Global, Class B	5,122	77,291
PubMatic, Inc., Class A(1)	648	9,007
Quotient Technology, Inc.(1)	345	1,377
Scholastic Corp.	801	34,803
Sinclair, Inc.	418	5,275
Sirius XM Holdings, Inc.	2,052	9,029
TechTarget, Inc.(1)	216	6,210
Thryv Holdings, Inc.(1)	432	8,808
Trade Desk, Inc., Class A(1)	871	69,706
WideOpenWest, Inc.(1)	1,897	15,366
		1,579,703
Metals and Mining — 0.6%
Commercial Metals Co.	2,722	153,221
Newmont Corp.	6,112	240,935
Nucor Corp.	1,981	340,930
Reliance Steel & Aluminum Co.	906	258,174
Royal Gold, Inc.	762	85,413
Schnitzer Steel Industries, Inc., Class A	655	21,746
		1,100,419
Oil, Gas and Consumable Fuels†
Epsilon Energy Ltd.	545	2,943
Evolution Petroleum Corp.	1,512	12,791
NACCO Industries, Inc., Class A	110	3,586
Teekay Tankers Ltd., Class A	441	17,940
		37,260
Paper and Forest Products — 0.1%
Clearwater Paper Corp.(1)	432	16,541
Glatfelter Corp.(1)	864	1,728
Louisiana-Pacific Corp.	2,194	137,081
Mercer International, Inc.	1,296	11,781
		167,131
Personal Care Products — 0.4%
Edgewell Personal Care Co.	324	12,494
Estee Lauder Cos., Inc., Class A	1,198	192,315
Herbalife Ltd.(1)	315	4,731
Kenvue, Inc.	20,948	482,851
Nu Skin Enterprises, Inc., Class A	654	15,624
		708,015
Pharmaceuticals — 3.8%
Arvinas, Inc.(1)	996	28,097
Assertio Holdings, Inc.(1)	1,838	6,029
Bristol-Myers Squibb Co.	16,346	1,007,731
Catalent, Inc.(1)	432	21,587
27

Avantis Responsible U.S. Equity ETF
	Shares	Value
Concert Pharmaceuticals, Inc.(1)	70	$26
Corcept Therapeutics, Inc.(1)	708	23,173
Elanco Animal Health, Inc.(1)	1,836	22,399
Eli Lilly & Co.	330	182,886
Innoviva, Inc.(1)	1,564	19,941
Jazz Pharmaceuticals PLC(1)	1,015	145,510
Johnson & Johnson	8,617	1,393,197
Ligand Pharmaceuticals, Inc.(1)	238	15,653
Merck & Co., Inc.	15,362	1,674,151
Pfizer, Inc.	33,785	1,195,313
Pliant Therapeutics, Inc.(1)	40	675
Royalty Pharma PLC, Class A	2,178	64,948
Supernus Pharmaceuticals, Inc.(1)	770	24,517
Theravance Biopharma, Inc.(1)(2)	977	9,301
Viatris, Inc.	24,842	267,051
Zoetis, Inc.	2,070	394,356
		6,496,541
Professional Services — 1.6%
ASGN, Inc.(1)	216	17,747
Automatic Data Processing, Inc.	3,158	804,058
Barrett Business Services, Inc.	164	15,692
Booz Allen Hamilton Holding Corp.	761	86,229
Broadridge Financial Solutions, Inc., ADR	544	101,298
CACI International, Inc., Class A(1)	3	984
CBIZ, Inc.(1)	1,132	63,517
Clarivate PLC(1)	2,311	17,171
Concentrix Corp.	330	26,344
CRA International, Inc.	216	23,464
CSG Systems International, Inc.	771	41,873
Dun & Bradstreet Holdings, Inc.	756	8,240
Equifax, Inc.	327	67,591
ExlService Holdings, Inc.(1)	1,080	31,568
Exponent, Inc.	249	22,375
Franklin Covey Co.(1)	324	13,825
FTI Consulting, Inc.(1)	108	20,069
Genpact Ltd.	756	28,221
Heidrick & Struggles International, Inc.	648	17,166
IBEX Holdings Ltd.(1)	114	2,230
Insperity, Inc.	701	71,032
Jacobs Solutions, Inc.	216	29,121
KBR, Inc.	433	26,638
Kelly Services, Inc., Class A	648	11,982
Kforce, Inc.	669	41,913
Korn Ferry	989	50,419
Leidos Holdings, Inc.	216	21,062
ManpowerGroup, Inc.	870	68,617
Maximus, Inc.	216	17,457
Paychex, Inc.	2,831	346,033
Paycom Software, Inc.	219	64,570
Paylocity Holding Corp.(1)	111	22,255
RCM Technologies, Inc.(1)	11	226
28

Avantis Responsible U.S. Equity ETF
	Shares	Value
Resources Connection, Inc.	325	$5,041
Robert Half International, Inc.	2,504	185,196
Science Applications International Corp.	216	25,415
SS&C Technologies Holdings, Inc.	432	24,805
TransUnion	437	35,493
TriNet Group, Inc.(1)	870	96,509
TrueBlue, Inc.(1)	972	14,706
TTEC Holdings, Inc.	216	6,428
Verisk Analytics, Inc.	544	131,768
		2,706,348
Real Estate Management and Development — 0.4%
Anywhere Real Estate, Inc.(1)	188	1,233
CBRE Group, Inc., Class A(1)	2,096	178,265
CoStar Group, Inc.(1)	980	80,350
Cushman & Wakefield PLC(1)	1,404	12,903
Forestar Group, Inc.(1)	648	18,474
FRP Holdings, Inc.(1)	33	1,880
Howard Hughes Holdings, Inc.(1)	559	43,965
Jones Lang LaSalle, Inc.(1)	675	116,640
Kennedy-Wilson Holdings, Inc.	2,446	39,063
Marcus & Millichap, Inc.	864	28,771
Newmark Group, Inc., Class A	2,042	14,478
Opendoor Technologies, Inc.(1)(2)	10,304	40,186
RE/MAX Holdings, Inc., Class A	540	8,748
RMR Group, Inc., Class A	225	5,688
Tejon Ranch Co.(1)	325	5,421
Zillow Group, Inc., Class A(1)	356	18,127
Zillow Group, Inc., Class C(1)	2,211	115,326
		729,518
Semiconductors and Semiconductor Equipment — 7.7%
Advanced Micro Devices, Inc.(1)	8,277	875,044
Allegro MicroSystems, Inc.(1)	540	20,655
Amkor Technology, Inc.	1,424	39,815
Analog Devices, Inc.	1,307	237,586
Applied Materials, Inc.	7,083	1,081,999
Axcelis Technologies, Inc.(1)	765	146,995
Broadcom, Inc.	1,090	1,005,950
CEVA, Inc.(1)	118	2,740
Cirrus Logic, Inc.(1)	770	63,171
Cohu, Inc.(1)	677	25,313
Enphase Energy, Inc.(1)	766	96,922
Entegris, Inc.	786	79,598
First Solar, Inc.(1)	546	103,260
FormFactor, Inc.(1)	769	27,161
GLOBALFOUNDRIES, Inc.(1)(2)	472	26,078
Intel Corp.	19,609	689,060
KLA Corp.	1,416	710,648
Kulicke & Soffa Industries, Inc.	1,255	64,921
Lam Research Corp.	1,312	921,549
Lattice Semiconductor Corp.(1)	437	42,503
Marvell Technology, Inc.	1,960	114,170
29

Avantis Responsible U.S. Equity ETF
	Shares	Value
MaxLinear, Inc.(1)	1,550	$36,425
Micron Technology, Inc.	11,328	792,280
MKS Instruments, Inc.	763	76,476
Monolithic Power Systems, Inc.	109	56,812
NVIDIA Corp.	4,907	2,421,850
NXP Semiconductors NV	981	201,811
ON Semiconductor Corp.(1)	6,459	635,953
Onto Innovation, Inc.(1)	545	75,744
PDF Solutions, Inc.(1)	36	1,308
Photronics, Inc.(1)	1,754	41,675
Qorvo, Inc.(1)	544	58,420
QUALCOMM, Inc.	6,105	699,206
Rambus, Inc.(1)	980	55,341
Semtech Corp.(1)	36	941
Skyworks Solutions, Inc.	891	96,887
SolarEdge Technologies, Inc.(1)	219	35,603
Synaptics, Inc.(1)	474	41,494
Teradyne, Inc.	2,614	281,972
Texas Instruments, Inc.	5,342	897,777
Ultra Clean Holdings, Inc.(1)	1,120	39,379
Universal Display Corp.	220	35,763
Veeco Instruments, Inc.(1)	540	15,763
Wolfspeed, Inc.(1)	758	36,248
		13,010,266
Software — 7.5%
A10 Networks, Inc.	1,196	17,808
ACI Worldwide, Inc.(1)	432	10,489
Adeia, Inc.	585	5,885
Adobe, Inc.(1)	762	426,217
Altair Engineering, Inc., Class A(1)	1	67
ANSYS, Inc.(1)	108	34,438
Autodesk, Inc.(1)	762	169,118
Bentley Systems, Inc., Class B	540	26,951
BILL Holdings, Inc.(1)	220	25,366
Black Knight, Inc.(1)	192	14,546
Box, Inc., Class A(1)	677	17,927
C3.ai, Inc., Class A(1)(2)	667	20,690
Cadence Design Systems, Inc.(1)	1,094	263,041
CommVault Systems, Inc.(1)	216	14,755
Consensus Cloud Solutions, Inc.(1)	216	6,897
CoreCard Corp.(1)	126	2,676
Crowdstrike Holdings, Inc., Class A(1)	545	88,851
Datadog, Inc., Class A(1)	435	41,969
Digital Turbine, Inc.(1)	6	54
DocuSign, Inc.(1)	980	49,294
Dolby Laboratories, Inc., Class A	437	36,913
Dropbox, Inc., Class A(1)	772	21,454
Dynatrace, Inc.(1)	324	15,617
Elastic NV(1)	216	13,366
Envestnet, Inc.(1)	216	11,800
Fair Isaac Corp.(1)	109	98,600
30

Avantis Responsible U.S. Equity ETF
	Shares	Value
Fortinet, Inc.(1)	4,403	$265,105
Gen Digital, Inc.	1,836	37,179
Guidewire Software, Inc.(1)	333	28,781
HubSpot, Inc.(1)	5	2,733
InterDigital, Inc.	924	80,120
Intuit, Inc.	436	236,229
JFrog Ltd.(1)	36	1,033
LiveRamp Holdings, Inc.(1)	324	10,478
Manhattan Associates, Inc.(1)	436	88,342
Marathon Digital Holdings, Inc.(1)(2)	882	11,087
Microsoft Corp.	25,714	8,428,021
NCR Corp.(1)	1,094	33,651
Nutanix, Inc., Class A(1)	540	16,794
Olo, Inc., Class A(1)	2	13
Oracle Corp. (New York)	2,437	293,390
Palantir Technologies, Inc., Class A(1)	2,505	37,525
Palo Alto Networks, Inc.(1)	1,960	476,868
Progress Software Corp.	324	19,712
PROS Holdings, Inc.(1)	115	4,124
PTC, Inc.(1)	216	31,789
Qualys, Inc.(1)	438	68,175
Rapid7, Inc.(1)	217	10,935
RingCentral, Inc., Class A(1)	108	3,340
Roper Technologies, Inc.	114	56,893
Salesforce, Inc.(1)	980	217,031
ServiceNow, Inc.(1)	436	256,730
Smartsheet, Inc., Class A(1)	120	5,008
Splunk, Inc.(1)	108	13,096
SPS Commerce, Inc.(1)	219	40,763
Synopsys, Inc.(1)	333	152,810
Tenable Holdings, Inc.(1)	216	9,800
Teradata Corp.(1)	773	35,767
Tyler Technologies, Inc.(1)	109	43,429
Unity Software, Inc.(1)	216	8,007
VMware, Inc., Class A(1)	657	110,889
Workday, Inc., Class A(1)	328	80,196
Workiva, Inc.(1)	27	3,020
Xperi, Inc.(1)	376	4,437
Zoom Video Communications, Inc., Class A(1)	546	38,782
Zscaler, Inc.(1)	108	16,853
		12,713,724
Specialty Retail — 3.8%
Aaron's Co., Inc.	540	6,518
Abercrombie & Fitch Co., Class A(1)	1,742	93,633
Advance Auto Parts, Inc.	1,306	89,879
American Eagle Outfitters, Inc.	3,159	53,577
Asbury Automotive Group, Inc.(1)	462	106,260
AutoNation, Inc.(1)	1,197	188,037
AutoZone, Inc.(1)	43	108,847
Bath & Body Works, Inc.	756	27,874
Best Buy Co., Inc.	3,492	266,963
31

Avantis Responsible U.S. Equity ETF
	Shares	Value
Big 5 Sporting Goods Corp.	756	$5,995
Boot Barn Holdings, Inc.(1)	576	52,848
Buckle, Inc.	864	31,571
Build-A-Bear Workshop, Inc.	756	19,936
Burlington Stores, Inc.(1)	812	131,755
Caleres, Inc.	1,188	34,060
Camping World Holdings, Inc., Class A(2)	28	692
CarMax, Inc.(1)	1,809	147,759
Carvana Co.(1)	425	21,399
Cato Corp., Class A	648	5,022
Chewy, Inc., Class A(1)	648	15,539
Chico's FAS, Inc.(1)	3,672	18,837
Children's Place, Inc.(1)	324	8,589
Dick's Sporting Goods, Inc.	979	113,897
Five Below, Inc.(1)	763	131,206
Floor & Decor Holdings, Inc., Class A(1)	653	65,104
Foot Locker, Inc.	2,084	40,888
GameStop Corp., Class A(1)	909	16,862
Gap, Inc.	4,261	49,342
Genesco, Inc.(1)	432	14,809
Guess?, Inc.	1,188	28,583
Haverty Furniture Cos., Inc.	432	13,522
Hibbett, Inc.	324	15,004
Home Depot, Inc.	2,187	722,366
Leslie's, Inc.(1)	648	4,056
Lithia Motors, Inc.	654	201,445
Lowe's Cos., Inc.	1,307	301,237
MarineMax, Inc.(1)	648	21,559
National Vision Holdings, Inc.(1)	324	5,932
ODP Corp.(1)	1,033	50,948
O'Reilly Automotive, Inc.(1)	217	203,915
Penske Automotive Group, Inc.	654	107,452
PetMed Express, Inc.	432	4,869
Revolve Group, Inc.(1)	3	44
RH(1)	218	79,611
Ross Stores, Inc.	4,080	496,985
Sally Beauty Holdings, Inc.(1)	1,188	12,070
Shoe Carnival, Inc.	432	9,992
Signet Jewelers Ltd.	1,525	114,375
Sleep Number Corp.(1)	216	5,525
Sonic Automotive, Inc., Class A	549	29,273
Tilly's, Inc., Class A(1)	22	198
TJX Cos., Inc.	10,470	968,266
Tractor Supply Co.	1,851	404,444
Ulta Beauty, Inc.(1)	982	407,559
Upbound Group, Inc.	1,376	42,133
Urban Outfitters, Inc.(1)	1,540	51,143
Victoria's Secret & Co.(1)	2,395	45,936
Wayfair, Inc., Class A(1)	108	7,464
Williams-Sonoma, Inc.	1,197	169,016
Zumiez, Inc.(1)	540	10,255
		6,402,875
32

Avantis Responsible U.S. Equity ETF
	Shares	Value
Technology Hardware, Storage and Peripherals — 6.3%
Apple, Inc.	51,976	$9,764,731
Avid Technology, Inc.(1)	432	11,517
Dell Technologies, Inc., Class C	1,524	85,710
Eastman Kodak Co.(1)	225	1,006
Hewlett Packard Enterprise Co.	6,999	118,913
HP, Inc.	3,268	97,092
Immersion Corp.	881	6,185
NetApp, Inc.	1,742	133,611
Pure Storage, Inc., Class A(1)	900	32,931
Seagate Technology Holdings PLC	1,124	79,568
Super Micro Computer, Inc.(1)	656	180,452
Western Digital Corp.(1)	1,960	88,200
Xerox Holdings Corp.	1,321	20,991
		10,620,907
Textiles, Apparel and Luxury Goods — 1.3%
Capri Holdings Ltd.(1)	3,704	194,423
Carter's, Inc.	980	70,139
Columbia Sportswear Co.	653	47,891
Crocs, Inc.(1)	653	63,563
Deckers Outdoor Corp.(1)	219	115,871
Fossil Group, Inc.(1)	24	51
Hanesbrands, Inc.	2,916	15,309
Kontoor Brands, Inc.	784	35,899
Levi Strauss & Co., Class A(2)	1,512	20,820
lululemon athletica, Inc.(1)	1,116	425,486
Movado Group, Inc.	432	11,815
NIKE, Inc., Class B	5,664	576,085
Oxford Industries, Inc.	545	55,040
PVH Corp.	979	81,844
Ralph Lauren Corp.	979	114,181
Skechers USA, Inc., Class A(1)	1,305	65,655
Steven Madden Ltd.	1,893	65,308
Tapestry, Inc.	5,990	199,587
Under Armour, Inc., Class A(1)	1,836	14,027
Under Armour, Inc., Class C(1)	2,160	14,882
VF Corp.	2,505	49,499
		2,237,375
Trading Companies and Distributors — 1.5%
Air Lease Corp.	2,505	102,104
Applied Industrial Technologies, Inc.	437	67,460
Beacon Roofing Supply, Inc.(1)	216	17,248
BlueLinx Holdings, Inc.(1)	195	17,406
Boise Cascade Co.	1,415	154,759
Fastenal Co.	4,179	240,627
FTAI Aviation Ltd.	1,787	66,047
GATX Corp.	871	102,900
GMS, Inc.(1)	1,030	71,420
H&E Equipment Services, Inc.	1,089	49,353
Herc Holdings, Inc.	761	99,037
Hudson Technologies, Inc.(1)	1,084	13,073
33

Avantis Responsible U.S. Equity ETF
	Shares	Value
McGrath RentCorp	544	$54,998
MSC Industrial Direct Co., Inc., Class A	546	55,725
NOW, Inc.(1)	1,052	11,751
Rush Enterprises, Inc., Class A	1,308	54,164
Rush Enterprises, Inc., Class B	486	22,341
SiteOne Landscape Supply, Inc.(1)	219	37,491
Textainer Group Holdings Ltd.	1,010	40,026
Titan Machinery, Inc.(1)	648	20,101
Triton International Ltd.	2,052	172,183
United Rentals, Inc.	717	341,679
Veritiv Corp.	440	74,065
Watsco, Inc.	218	79,472
WESCO International, Inc.	327	52,925
WW Grainger, Inc.	659	470,618
		2,488,973
Water Utilities — 0.1%
American States Water Co.	248	20,884
American Water Works Co., Inc.	663	91,984
California Water Service Group	47	2,362
		115,230
Wireless Telecommunication Services — 0.4%
Gogo, Inc.(1)	1,185	13,450
T-Mobile U.S., Inc.(1)	4,684	638,195
US Cellular Corp.(1)	432	19,816
		671,461
TOTAL COMMON STOCKS (Cost $154,037,182)		168,457,272
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	122,582	122,582
State Street Navigator Securities Lending Government Money Market Portfolio(3)	251,053	251,053
TOTAL SHORT-TERM INVESTMENTS (Cost $373,635)		373,635
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $154,410,817)		168,830,907
OTHER ASSETS AND LIABILITIES†		(34,970)
TOTAL NET ASSETS — 100.0%		$168,795,937

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $357,047. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $367,102, which includes securities collateral of $116,049.

See Notes to Financial Statements.
34

Statement of Assets and Liabilities

AUGUST 31, 2023
Avantis Responsible U.S. Equity ETF
Assets
Investment securities, at value (cost of $154,159,764) — including $357,047 of securities on loan	$168,579,854
Investment made with cash collateral received for securities on loan, at value (cost of $251,053)	251,053
Total investment securities, at value (cost of $154,410,817)	168,830,907
Dividends and interest receivable	236,301
Securities lending receivable	1,013
169,068,221

Liabilities
Payable for collateral received for securities on loan	251,053
Accrued management fees	21,231
272,284

Net Assets	$168,795,937

Shares outstanding (unlimited number of shares authorized)	3,240,000

Net Asset Value Per Share	$52.10

Net Assets Consist of:
Capital paid in	$154,582,320
Distributable earnings (loss)	14,213,617
$168,795,937

See Notes to Financial Statements.
35

Statement of Operations

YEAR ENDED AUGUST 31, 2023
Avantis Responsible U.S. Equity ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,053)	$1,860,153
Securities lending, net	7,363
Interest	6,177
1,873,693

Expenses:
Management fees	164,978

Net investment income (loss)	1,708,715

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	1,874,039
Change in net unrealized appreciation (depreciation) on investments	15,920,929

Net realized and unrealized gain (loss)	17,794,968

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,503,683

See Notes to Financial Statements.
36

Statement of Changes in Net Assets

YEAR ENDED AUGUST 31, 2023 AND PERIOD ENDED AUGUST 31, 2022
	Avantis Responsible U.S. Equity ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022(1)
Operations
Net investment income (loss)	$1,708,715	$124,386
Net realized gain (loss)	1,874,039	90,157
Change in net unrealized appreciation (depreciation)	15,920,929	(1,500,839)
Net increase (decrease) in net assets resulting from operations	19,503,683	(1,286,296)

Distributions to Shareholders
From earnings	(1,304,442)	(47,718)

Capital Share Transactions
Proceeds from shares sold	134,301,501	39,104,076
Payments for shares redeemed	(15,860,595)	(5,614,272)
Net increase (decrease) in net assets from capital share transactions	118,440,906	33,489,804

Net increase (decrease) in net assets	136,640,147	32,155,790

Net Assets
Beginning of period	32,155,790	—
End of period	$168,795,937	$32,155,790

Transactions in Shares of the Fund
Sold	2,880,000	810,000
Redeemed	(330,000)	(120,000)
Net increase (decrease) in shares of the fund	2,550,000	690,000
(1)March 15, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
37

Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Responsible U.S. Equity ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek long-term capital appreciation. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on March 15, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

38

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Responsible U.S. Equity ETF
Common Stocks	$251,053	—	—	—	$251,053
Gross amount of recognized liabilities for securities lending transactions					$251,053

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.
39

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.15%.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2023 were $5,594,678 and $3,945,076, respectively.

Securities received or delivered in kind through subscriptions and redemptions for the period ended August 31, 2023 were $130,315,161 and $13,026,237, respectively. The fund incurred net realized gains of $2,470,488 from in kind transactions. Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

The fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.
40

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

8. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2023 and the period ended March 15, 2022 (fund inception) through August 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$1,304,442	$47,718
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were made to capital paid in $2,545,220 and distributable earnings (loss) $(2,545,220).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Avantis Responsible U.S. Equity ETF
Federal tax cost of investments	$154,407,994
Gross tax appreciation of investments	$20,322,531
Gross tax depreciation of investments	(5,899,618)
Net tax appreciation (depreciation) of investments	$14,422,913
Undistributed ordinary income	$401,951
Accumulated short-term capital losses	$(539,483)
Accumulated long-term capital losses	$(71,764)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the return of capital dividends received and the timing and recognition of partnership income.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
41

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Responsible U.S. Equity ETF
2023	$46.60	0.76	5.36	6.12	(0.62)	$52.10	13.27%	0.15%	1.55%	4%	$168,796
2022(4)	$50.45	0.36	(4.07)	(3.71)	(0.14)	$46.60	(7.32)%	0.15%(5)	1.61%(5)	3%	$32,156

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)March 15, 2022 (fund inception) through August 31, 2022.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Avantis® Responsible U.S. Equity ETF and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® Responsible U.S. Equity ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from March 15, 2022 (fund inception) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from March 15, 2022 (fund inception) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
43

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

44

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
45

Approval of Management Agreement

At a meeting held on June 21, 2023, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.
46

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management
47

agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not
48

use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is fair in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

49

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

50

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

51

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2023.

For corporate taxpayers, the fund hereby designates $1,304,442, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2023 as qualified for the corporate dividends received deduction.

The fund utilized earnings and profits of $74,703 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
52

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97863 2310

Annual Report

August 31, 2023

Avantis® Responsible Emerging Markets Equity ETF (AVSE)
Avantis® Responsible International Equity ETF (AVSD)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Responsible Emerging Markets Equity ETF (AVSE)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	7.75%	-3.69%	3/28/2022
Market Price	7.92%	-3.54%	3/28/2022
MSCI Emerging Markets IMI Index	2.79%	-5.30%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made March 28, 2022

Value on August 31, 2023
Net Asset Value — $9,478

MSCI Emerging Markets IMI Index — $9,253

Total Annual Fund Operating Expenses
0.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis Responsible Emerging Markets Equity ETF seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund limits its investable universe of companies by screening out companies that do not meet certain environmental, social and governance (ESG) metrics. The fund uses third-party commercial data sources and scoring systems and proprietary evaluations to decide which securities to exclude due to ESG concerns. Within the investable universe, the fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging markets countries.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Responsible Emerging Markets Equity ETF returned 7.92% on a market price basis. On a net asset value (NAV) basis, the fund returned 7.75%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the broad emerging markets stock universe, as measured by the MSCI Emerging Markets Investable Market Index (IMI), which returned 2.79% for the reporting period. The MSCI Emerging Markets IMI is an unmanaged index generally representative of the performance of emerging markets stocks across capitalization categories.

The outperformance was largely due to the fund’s overweight versus the index to companies with high profitability and book-to-market characteristics. These companies outperformed those with low profitability and book-to-market traits. The fund’s underweight to companies with low profitability and book-to-market characteristics also aided relative results.

Because the portfolio managers screen securities based on ESG characteristics, the fund may exclude the securities of certain issuers or industry sectors for other than financial reasons and, as a result, the fund may perform differently or maintain a different risk profile than the market generally or compared to funds that do not use similar ESG-based screens. Investing based on ESG considerations may also prioritize long-term rather than short-term returns. Furthermore, when analyzing ESG criteria for issuers, the portfolio management team relies on proprietary evaluations and information, ratings and scoring models published by third-party sources (collectively, “ESG Data”). Due to the lack of regulation and uniform reporting standards with respect to ESG characteristics of issuers, ESG Data may be inconsistent across sources and, in certain cases, incorrect. In addition, ESG Data is not currently available for many issuers and, when available, frequently only includes some but not all of the ESG characteristics considered by the team when applying their ESG screens.
4

Fund Characteristics

AUGUST 31, 2023

Avantis Responsible Emerging Markets Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	100.2%
Rights	—*
Warrants	—*
Short-Term Investments	0.6%
Other Assets and Liabilities	(0.8)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	25.6%
India	18.5%
Taiwan	17.9%
South Korea	13.9%
Brazil	5.9%

5

Performance

Avantis Responsible International Equity ETF (AVSD)
Total Returns as of August 31, 2023		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	15.83%	2.37%	3/15/2022
Market Price	15.99%	2.56%	3/15/2022
MSCI World ex USA IMI Index	15.31%	3.10%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made March 15, 2022

Value on August 31, 2023
Net Asset Value — $10,348

MSCI World ex USA IMI Index — $10,457

Total Annual Fund Operating Expenses
0.23%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis Responsible International Equity ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors, industry groups and market capitalizations.

The fund limits its investable universe of companies by screening out companies that do not meet certain environmental, social and governance (ESG) metrics. The fund uses third-party commercial data sources and scoring systems and proprietary evaluations to decide which securities to exclude due to ESG concerns. Within the investable universe, the fund seeks securities of companies that it expects to have higher returns. It places an emphasis on the securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2023, Avantis Responsible International Equity ETF returned 15.99% on a market price basis. On a net asset value (NAV) basis, the fund returned 15.83%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the total non-U.S. developed markets stock universe, as measured by the MSCI World ex USA Investable Market Index (IMI), which returned 15.31% for the reporting period. The MSCI World ex USA IMI is an unmanaged index generally representative of the performance of non-U.S. developed markets stocks across capitalization categories.

The outperformance was largely due to the fund’s underweight position versus the index in companies with the lowest profitability and book-to-market characteristics, which underperformed. The fund’s exclusion of real estate investment trusts (REITs) also aided results, as REITs underperformed for the 12-month period.

Because the portfolio managers screen securities based on ESG characteristics, the fund may exclude the securities of certain issuers or industry sectors for other than financial reasons and, as a result, the fund may perform differently or maintain a different risk profile than the market generally or compared to funds that do not use similar ESG-based screens. Investing based on ESG considerations may also prioritize long-term rather than short-term returns. Furthermore, when analyzing ESG criteria for issuers, the portfolio management team relies on proprietary evaluations and information, ratings and scoring models published by third-party sources (collectively, “ESG Data”). Due to the lack of regulation and uniform reporting standards with respect to ESG characteristics of issuers, ESG Data may be inconsistent across sources and, in certain cases, incorrect. In addition, ESG Data is not currently available for many issuers and, when available, frequently only includes some but not all of the ESG characteristics considered by the team when applying their ESG screens.
7

Fund Characteristics

AUGUST 31, 2023

Avantis Responsible International Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Rights	—*
Warrants	—*
Short-Term Investments	2.4%
Other Assets and Liabilities	(2.1)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	21.1%
United Kingdom	13.3%
Canada	10.2%
France	9.8%
Switzerland	8.4%
8

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Avantis Responsible Emerging Markets Equity ETF
Actual	$1,000	$1,062.30	$1.72	0.33%
Hypothetical	$1,000	$1,023.54	$1.68	0.33%
Avantis Responsible International Equity ETF
Actual	$1,000	$1,035.90	$1.18	0.23%
Hypothetical	$1,000	$1,024.05	$1.17	0.23%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedules of Investments

AUGUST 31, 2023

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
COMMON STOCKS — 100.2%
Brazil — 5.9%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA(1)	1,900	$376
AES Brasil Energia SA(1)	5,900	13,177
Aliansce Sonae Shopping Centers SA	13,304	61,200
Alpargatas SA, Preference Shares(1)	1,200	2,055
Ambev SA, ADR	23,942	66,319
Americanas SA(1)	9,200	1,635
Anima Holding SA(1)	500	369
Armac Locacao Logistica E Servicos SA	100	258
Atacadao SA	5,800	12,099
Auren Energia SA	3,400	9,475
B3 SA - Brasil Bolsa Balcao	18,700	48,902
Banco ABC Brasil SA(1)	259	959
Banco ABC Brasil SA, Preference Shares	4,800	17,777
Banco BMG SA, Preference Shares	11,600	5,692
Banco Bradesco SA	8,170	21,926
Banco Bradesco SA, ADR	35,378	105,780
Banco BTG Pactual SA	11,200	73,437
Banco do Brasil SA	15,100	144,565
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	9,600	23,670
Banco Pan SA, Preference Shares	6,100	10,865
Banco Santander Brasil SA, ADR	3,160	17,222
BB Seguridade Participacoes SA	5,900	36,303
Bemobi Mobile Tech SA	2,600	6,148
Blau Farmaceutica SA	500	1,799
BRF SA, ADR(1)(2)	9,065	16,589
C&A MODAS SA(1)	1,800	1,952
CCR SA	17,900	45,364
Centrais Eletricas Brasileiras SA, ADR	5,437	38,657
Centrais Eletricas Brasileiras SA, Class B Preference Shares	1,000	7,880
Cia Brasileira de Aluminio	4,600	3,976
Cia Brasileira de Distribuicao, ADR(1)(2)	4,389	4,323
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	5,443	63,139
Cia de Saneamento de Minas Gerais Copasa MG	7,200	25,880
Cia de Saneamento do Parana	4,300	19,485
Cia de Saneamento do Parana, Preference Shares	44,300	40,524
Cia Energetica de Minas Gerais, ADR	9,216	22,487
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	1,000	9,277
Cia Paranaense de Energia	3,600	5,881
Cia Paranaense de Energia, ADR(2)	5,629	48,128
Cia Paranaense de Energia, Preference Shares	33,700	59,206
Cielo SA	23,000	17,371
Clear Sale SA(1)	1,100	1,046
Construtora Tenda SA(1)	5,200	13,556
10

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
CPFL Energia SA	2,000	$13,849
Cruzeiro do Sul Educacional SA	200	169
CTEEP-Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	2,400	12,058
Cury Construtora e Incorporadora SA	3,100	10,160
Cyrela Brazil Realty SA Empreendimentos e Participacoes	8,700	39,424
Desktop - Sigmanet Comunicacao Multimidia SA	100	300
Dexco SA	6,490	10,498
Dexxos Participacoes SA	100	224
Dimed SA Distribuidora da Medicamentos	800	1,977
Direcional Engenharia SA	1,300	5,237
EcoRodovias Infraestrutura e Logistica SA	14,200	21,420
Embraer SA, ADR(1)	7,891	123,415
Empreendimentos Pague Menos SA	3,200	2,488
Energisa SA	6,100	57,095
Equatorial Energia SA	14,914	94,205
Eternit SA	2,500	4,538
Even Construtora e Incorporadora SA	3,600	4,682
Fertilizantes Heringer SA(1)	100	192
Fleury SA	1,908	5,668
Fras-Le SA	1,400	3,947
Gafisa SA(1)	88	91
Gerdau SA, ADR	14,729	76,738
GPS Participacoes e Empreendimentos SA	2,400	8,893
Grendene SA	6,300	8,549
Grupo De Moda Soma SA	2,700	4,089
Grupo Mateus SA(1)	5,600	7,656
Grupo SBF SA	4,000	5,816
Guararapes Confeccoes SA	2,400	3,044
Hapvida Participacoes e Investimentos SA(1)	13,500	11,668
Helbor Empreendimentos SA	200	122
Hidrovias do Brasil SA(1)	19,300	14,810
Hospital Mater Dei SA	100	191
Hypera SA	2,200	17,228
Iguatemi SA	9,300	38,762
Infracommerce CXAAS SA(1)	1,200	458
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	500	2,228
International Meal Co. Alimentacao SA, Class A(1)	2,700	1,172
Iochpe Maxion SA	8,100	23,243
Irani Papel e Embalagem SA	1,800	3,984
IRB-Brasil Resseguros SA(1)	3,836	33,324
Itau Unibanco Holding SA, ADR	46,440	255,420
Jalles Machado SA	2,500	4,215
JHSF Participacoes SA	8,300	8,012
Kepler Weber SA	5,200	11,698
Klabin SA	22,200	102,123
Lavvi Empreendimentos Imobiliarios SA	3,700	6,134
Light SA(1)	10,400	12,727
Localiza Rent a Car SA	8,702	111,269
Locaweb Servicos de Internet SA	2,900	4,158
LOG Commercial Properties e Participacoes SA	1,100	4,132
11

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Log-in Logistica Intermodal SA(1)	1,000	$8,302
Lojas Quero Quero SA(1)	1,900	1,880
Lojas Renner SA	6,700	21,783
LPS Brasil Consultoria de Imoveis SA	1,700	920
M Dias Branco SA	700	5,258
Magazine Luiza SA(1)	19,600	10,964
Mahle-Metal Leve SA	600	5,770
Marcopolo SA	3,300	3,265
Marcopolo SA, Preference Shares	12,300	15,002
Marisa Lojas SA(1)	5,300	717
Meliuz SA(1)	730	1,002
Mills Estruturas e Servicos de Engenharia SA	5,600	13,785
Mitre Realty Empreendimentos E Participacoes LTDA	200	214
Movida Participacoes SA	8,700	22,119
MPM Corporeos SA(1)	300	102
MRV Engenharia e Participacoes SA	8,100	18,581
Multilaser Industrial SA(1)	4,500	2,872
Multiplan Empreendimentos Imobiliarios SA	2,700	13,364
Natura & Co. Holding SA(1)	5,800	17,850
Oceanpact Servicos Maritimos SA(1)	200	207
Odontoprev SA	3,120	6,489
Omega Energia SA(1)	4,000	8,102
Oncoclinicas do Brasil Servicos Medicos SA(1)	100	236
Orizon Valorizacao de Residuos SA(1)	100	706
Pet Center Comercio e Participacoes SA	7,000	7,775
Plano & Plano Desenvolvimento Imobiliario SA	1,500	3,108
Portobello SA	2,400	3,170
Positivo Tecnologia SA	2,300	3,767
Qualicorp Consultoria e Corretora de Seguros SA	900	643
Raia Drogasil SA	8,528	47,892
Randon SA Implementos e Participacoes, Preference Shares	10,800	26,040
Rede D'Or Sao Luiz SA	4,455	25,729
Romi SA	1,221	3,151
Rumo SA	10,000	45,012
Santos Brasil Participacoes SA	9,200	15,903
Sao Martinho SA	4,400	31,987
Sendas Distribuidora SA, ADR(2)	4,660	54,569
Ser Educacional SA(1)	1,100	1,377
SIMPAR SA	4,300	8,596
Sinqia SA	600	3,314
StoneCo Ltd., A Shares(1)	9,521	116,727
Suzano SA, ADR	9,330	94,420
SYN prop e tech SA(1)	500	413
Tegma Gestao Logistica SA	600	3,098
Telefonica Brasil SA, ADR(2)	2,273	19,184
TIM SA, ADR(2)	5,828	85,438
TOTVS SA	2,100	11,696
Transmissora Alianca de Energia Eletrica SA	1,000	6,922
Tres Tentos Agroindustrial SA	2,500	6,866
Trisul SA	3,200	3,470
Tupy SA	1,100	5,758
12

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Unifique Telecomunicacoes SA	200	$154
Unipar Carbocloro SA, Class B Preference Shares	1,710	26,620
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	300	1,018
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	6,000	14,261
Via SA(1)	64,900	16,775
Vivara Participacoes SA	900	4,903
Vulcabras Azaleia SA	1,700	6,797
WEG SA	8,800	63,600
Wilson Sons Holdings Brasil SA	7,800	19,799
Wiz Co.	900	1,074
XP, Inc., Class A(1)	4,568	115,753
YDUQS Participacoes SA	800	3,288
Zamp SA(1)	5,219	5,691
		3,415,477
Chile — 0.7%
Aguas Andinas SA, A Shares	34,996	11,842
Banco de Chile	341,261	37,226
Banco de Credito e Inversiones SA	890	25,785
Banco Santander Chile, ADR(2)	2,101	40,192
CAP SA	2,647	18,613
Cencosud SA	4,978	10,627
Cencosud Shopping SA	5,065	8,537
Cia Cervecerias Unidas SA, ADR	100	1,473
Embotelladora Andina SA, Class B Preference Shares	11,635	29,329
Empresa Nacional de Telecomunicaciones SA	7,815	28,985
Empresas CMPC SA	22,959	41,687
Enel Americas SA(1)	187,667	22,364
Falabella SA	2,129	5,244
Parque Arauco SA	20,306	30,060
Ripley Corp. SA	17,466	3,841
SMU SA	53,367	9,918
Sociedad Quimica y Minera de Chile SA, ADR	715	44,752
Vina Concha y Toro SA	3,852	4,829
		375,304
China — 25.6%
361 Degrees International Ltd.	38,000	19,995
3SBio, Inc.	48,000	40,141
AAC Technologies Holdings, Inc.	34,000	65,860
Agile Group Holdings Ltd.(1)	32,000	3,626
Agora, Inc., ADR(1)	720	2,016
Agricultural Bank of China Ltd., H Shares	314,000	107,625
AK Medical Holdings Ltd.	2,000	1,607
Alibaba Group Holding Ltd., ADR(1)	13,238	1,229,810
Alibaba Health Information Technology Ltd.(1)	20,000	11,808
Alibaba Pictures Group Ltd.(1)(2)	80,000	5,300
A-Living Smart City Services Co. Ltd.(1)	21,500	13,721
Alliance International Education Leasing Holdings Ltd.(1)	24,000	3,974
ANE Cayman, Inc.(1)	7,500	5,308
Anhui Expressway Co. Ltd., H Shares	6,000	5,879
ANTA Sports Products Ltd.	11,800	133,024
13

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Ascletis Pharma, Inc.(1)	1,000	$280
AsiaInfo Technologies Ltd.(2)	5,600	6,829
Autohome, Inc., ADR	1,792	51,789
Baidu, Inc., ADR(1)	483	68,987
Bairong, Inc.(1)	4,500	5,511
Bank of China Ltd., H Shares	826,000	279,945
Bank of Chongqing Co. Ltd., H Shares	1,000	512
Bank of Communications Co. Ltd., H Shares	136,000	77,840
BeiGene Ltd.(1)	2,500	40,105
BeiGene Ltd., ADR(1)	145	30,095
Beijing Capital International Airport Co. Ltd., H Shares(1)	20,000	10,472
Beijing Chunlizhengda Medical Instruments Co. Ltd., H Shares	250	424
Beijing Enterprises Water Group Ltd.	14,000	3,225
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	8,000	14,500
Bilibili, Inc., ADR(1)	39	590
BOC Aviation Ltd.	5,400	40,502
BOE Varitronix Ltd.	10,000	9,700
Bosideng International Holdings Ltd.	150,000	58,862
Burning Rock Biotech Ltd., ADR(1)	492	667
BYD Co. Ltd., H Shares	8,500	266,991
BYD Electronic International Co. Ltd.	22,000	101,893
C&D International Investment Group Ltd.	2,303	5,853
C&D Property Management Group Co. Ltd.	12,000	5,544
Cango, Inc., ADR	583	717
CARsgen Therapeutics Holdings Ltd.(1)	4,000	4,697
Cathay Media & Education Group, Inc.	1,000	119
Central China New Life Ltd.(1)	13,000	3,449
Central China Real Estate Ltd.(1)	1,000	14
CGN Mining Co. Ltd.(1)(2)	75,000	8,790
Cheerwin Group Ltd.	500	103
China Automotive Systems, Inc.(1)	856	3,587
China Bohai Bank Co. Ltd., H Shares(1)	8,500	1,310
China Cinda Asset Management Co. Ltd., H Shares	420,000	41,187
China CITIC Bank Corp. Ltd., H Shares	156,000	69,431
China Communications Services Corp. Ltd., H Shares	132,000	59,428
China Conch Environment Protection Holdings Ltd.(1)	4,500	1,137
China Conch Venture Holdings Ltd.	50,500	49,618
China Construction Bank Corp., H Shares	1,091,000	583,740
China Datang Corp. Renewable Power Co. Ltd., H Shares	181,000	45,013
China Dongxiang Group Co. Ltd.	16,000	550
China East Education Holdings Ltd.	28,500	12,218
China Education Group Holdings Ltd.	34,000	28,892
China Everbright Bank Co. Ltd., H Shares	52,000	14,977
China Everbright Ltd.	24,000	14,000
China Feihe Ltd.	103,000	61,926
China Foods Ltd.	2,000	741
China Galaxy Securities Co. Ltd., H Shares	70,500	37,926
China General Education Group Ltd.(1)	1,000	198
China Glass Holdings Ltd.	2,000	178
China High Speed Transmission Equipment Group Co. Ltd.(1)	10,000	3,248
China International Capital Corp. Ltd., H Shares	12,800	24,584
14

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
China Kepei Education Group Ltd.	18,000	$4,862
China Lesso Group Holdings Ltd.	33,000	18,149
China Life Insurance Co. Ltd., Class H	29,555	44,795
China Literature Ltd.(1)	3,600	14,457
China Medical System Holdings Ltd.	68,000	97,938
China Merchants Bank Co. Ltd., H Shares	38,500	152,453
China Merchants Port Holdings Co. Ltd.	40,000	47,852
China Minsheng Banking Corp. Ltd., H Shares	156,500	50,265
China New Higher Education Group Ltd.	48,000	15,220
China Pacific Insurance Group Co. Ltd., H Shares	31,800	72,728
China Rare Earth Holdings Ltd.(1)	2,000	106
China Renaissance Holdings Ltd.(1)(2)	6,600	6,118
China Resources Beer Holdings Co. Ltd.	16,000	93,942
China Resources Land Ltd.	40,000	169,068
China Resources Medical Holdings Co. Ltd.	46,000	34,147
China Resources Mixc Lifestyle Services Ltd.	12,200	52,718
China Sanjiang Fine Chemicals Co. Ltd.(1)	2,000	270
China SCE Group Holdings Ltd.(1)	67,000	3,456
China Shineway Pharmaceutical Group Ltd.	11,000	10,863
China Shuifa Singyes Energy Holdings Ltd.(1)	1,000	50
China South City Holdings Ltd.(1)(2)	118,000	6,983
China Starch Holdings Ltd.	35,000	615
China Sunshine Paper Holdings Co. Ltd.(1)	2,000	666
China Taiping Insurance Holdings Co. Ltd.	41,400	43,558
China Tower Corp. Ltd., H Shares	1,234,000	119,392
China Traditional Chinese Medicine Holdings Co. Ltd.	58,000	22,672
China Travel International Investment Hong Kong Ltd.(1)	52,000	9,871
China Vanke Co. Ltd., H Shares	19,200	22,397
China Water Affairs Group Ltd.	18,000	13,801
China Yongda Automobiles Services Holdings Ltd.	44,500	19,739
China Youran Dairy Group Ltd.	11,000	2,047
China Yuhua Education Corp. Ltd.(1)	34,000	3,594
Chindata Group Holdings Ltd., ADR(1)	142	1,189
Chow Tai Fook Jewellery Group Ltd.	47,800	72,482
CIFI Ever Sunshine Services Group Ltd.(2)	22,000	8,556
CIFI Holdings Group Co. Ltd.(1)(2)	48,320	4,683
CITIC Securities Co. Ltd., H Shares	15,500	30,266
CMGE Technology Group Ltd.(1)(2)	14,000	2,568
CMOC Group Ltd., H Shares	108,000	64,429
Concord New Energy Group Ltd.	340,000	27,746
COSCO SHIPPING Holdings Co. Ltd., Class H	103,500	106,138
COSCO SHIPPING International Hong Kong Co. Ltd.	16,000	6,750
COSCO SHIPPING Ports Ltd.	42,000	25,859
Country Garden Holdings Co. Ltd.(1)(2)	185,000	20,969
CSPC Pharmaceutical Group Ltd.	106,000	79,670
CSSC Hong Kong Shipping Co. Ltd.	10,000	1,899
Differ Group Auto Ltd.(1)(2)	4,000	33
Digital China Holdings Ltd.	21,000	6,798
Dongfeng Motor Group Co. Ltd., Class H	94,000	34,481
Dynagreen Environmental Protection Group Co. Ltd., H Shares	1,000	315
East Buy Holding Ltd.(1)(2)	6,000	30,395
15

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
E-House China Enterprise Holdings Ltd.(1)(2)	5,100	$157
EVA Precision Industrial Holdings Ltd.	10,000	866
Everest Medicines Ltd.(1)(2)	1,000	2,306
Excellence Commercial Property & Facilities Management Group Ltd.(2)	13,000	3,697
FIH Mobile Ltd.(1)	33,000	2,903
FinVolution Group, ADR	7,038	35,331
First Tractor Co. Ltd., H Shares(2)	14,000	7,135
Fu Shou Yuan International Group Ltd.	34,000	25,289
Fullshare Holdings Ltd.(1)(2)	435,000	2,108
Ganfeng Lithium Group Co. Ltd., H Shares	4,280	20,444
GCL New Energy Holdings Ltd.(1)	3,700	234
GCL Technology Holdings Ltd.	545,000	94,397
Geely Automobile Holdings Ltd.	83,000	103,034
Gemdale Properties & Investment Corp. Ltd.	136,000	5,892
Genertec Universal Medical Group Co. Ltd.	25,000	12,997
GF Securities Co. Ltd., H Shares	24,000	34,245
Goldpac Group Ltd.	1,000	180
Goldwind Science & Technology Co. Ltd., H Shares	6,400	3,357
Grand Pharmaceutical Group Ltd.	39,500	20,454
Great Wall Motor Co. Ltd., H Shares(2)	8,000	9,478
Greenland Hong Kong Holdings Ltd.(1)	13,000	454
Greentown China Holdings Ltd.	12,000	14,251
Guangzhou Automobile Group Co. Ltd., H Shares	24,000	12,638
Guangzhou R&F Properties Co. Ltd., H Shares(1)	46,400	7,086
H World Group Ltd., ADR(1)	2,025	81,567
Haidilao International Holding Ltd.(2)	21,000	57,116
Haier Smart Home Co. Ltd., H Shares	19,600	60,707
Hainan Meilan International Airport Co. Ltd., H Shares(1)	3,000	2,877
Haitian International Holdings Ltd.	12,000	25,768
Haitong Securities Co. Ltd., H Shares	56,800	35,243
Hangzhou Tigermed Consulting Co. Ltd., H Shares(2)	500	2,729
Hansoh Pharmaceutical Group Co. Ltd.	10,000	12,993
Harbin Electric Co. Ltd., H Shares	28,000	8,555
Hello Group, Inc., ADR	7,677	66,252
Hengan International Group Co. Ltd.	31,000	114,990
Hisense Home Appliances Group Co. Ltd., H Shares	18,000	47,507
Hollysys Automation Technologies Ltd.(1)	2,162	40,732
Hope Education Group Co. Ltd.(1)(2)	200,000	12,987
Hua Hong Semiconductor Ltd.(1)	14,000	36,494
Huatai Securities Co. Ltd., H Shares	30,400	40,000
Huazhong In-Vehicle Holdings Co. Ltd.	4,000	1,199
Huijing Holdings Co. Ltd.(1)	4,000	26
Industrial & Commercial Bank of China Ltd., H Shares	597,000	273,711
Inkeverse Group Ltd.(1)	49,000	5,611
iQIYI, Inc., ADR(1)	9,234	46,539
JD Health International, Inc.(1)	2,350	12,670
JD Logistics, Inc.(1)	54,600	72,780
Jiangsu Expressway Co. Ltd., H Shares	20,000	18,061
Jinchuan Group International Resources Co. Ltd.	58,000	2,917
Jinxin Fertility Group Ltd.(1)(2)	73,000	36,508
16

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Jiumaojiu International Holdings Ltd.(2)	13,000	$20,851
JNBY Design Ltd.	500	515
JOYY, Inc., ADR	1,084	37,203
Kandi Technologies Group, Inc.(1)	2,267	7,209
Kanzhun Ltd., ADR(1)	795	11,766
KE Holdings, Inc., ADR(1)	11,228	193,122
Keymed Biosciences, Inc.(1)	5,500	37,337
Kingboard Holdings Ltd.	9,500	21,558
Kingboard Laminates Holdings Ltd.	15,500	12,882
Kingdee International Software Group Co. Ltd.(1)	1,000	1,545
Kingsoft Cloud Holdings Ltd., ADR(1)(2)	942	5,360
Kingsoft Corp. Ltd.	16,400	65,369
Kuaishou Technology(1)	3,100	25,376
KWG Group Holdings Ltd.(1)(2)	33,000	3,823
KWG Living Group Holdings Ltd.(1)(2)	32,000	3,307
Legend Biotech Corp., ADR(1)	99	6,867
Lenovo Group Ltd.	132,000	149,203
Leoch International Technology Ltd.	25,000	5,098
LexinFintech Holdings Ltd., ADR(1)	6,446	16,695
Li Auto, Inc., ADR(1)	2,660	110,789
Li Ning Co. Ltd.	10,500	49,626
Lifetech Scientific Corp.(1)	124,000	38,554
Linklogis, Inc., Class B(2)	20,500	4,622
Logan Group Co. Ltd.(1)(2)	2,000	192
Longfor Group Holdings Ltd.	11,558	24,394
Lonking Holdings Ltd.	21,000	3,745
Lufax Holding Ltd., ADR	5,603	6,780
Luye Pharma Group Ltd.(1)(2)	43,500	15,974
LVGEM China Real Estate Investment Co. Ltd.(1)(2)	30,000	6,312
Maoyan Entertainment(1)(2)	3,400	4,660
Meitu, Inc.(2)	76,000	29,197
Meituan, Class B(1)	18,450	305,332
Midea Real Estate Holding Ltd.	16,400	15,391
MINISO Group Holding Ltd., ADR(1)	1,313	34,007
Minth Group Ltd.	16,000	47,497
Moatable, Inc., ADR	27	30
Mobvista, Inc.(1)(2)	3,000	1,370
Nam Tai Property, Inc.(1)	100	459
NetDragon Websoft Holdings Ltd.	13,000	25,196
NetEase, Inc., ADR	5,316	550,100
New China Life Insurance Co. Ltd., H Shares	16,500	41,278
New Horizon Health Ltd.(1)	7,500	16,600
New Oriental Education & Technology Group, Inc., ADR(1)	1,330	72,139
Nexteer Automotive Group Ltd.	25,000	16,089
NIO, Inc., ADR(1)	4,120	42,312
Niu Technologies, ADR(1)	23	71
Noah Holdings Ltd., ADR	1,772	24,649
Nongfu Spring Co. Ltd., H Shares	16,400	92,109
Orient Overseas International Ltd.	5,500	73,762
PDD Holdings, Inc., ADR(1)	4,177	413,398
People's Insurance Co. Group of China Ltd., H Shares	138,000	46,973
17

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Perennial Energy Holdings Ltd.	15,000	$1,662
Pharmaron Beijing Co. Ltd., H Shares(2)	375	874
PICC Property & Casualty Co. Ltd., H Shares	148,000	170,194
Ping An Healthcare & Technology Co. Ltd.(1)(2)	1,600	3,994
Ping An Insurance Group Co. of China Ltd., H Shares	67,500	404,132
Poly Property Group Co. Ltd.	61,000	14,165
Postal Savings Bank of China Co. Ltd., H Shares	124,000	61,161
Q Technology Group Co. Ltd.(1)	16,000	5,945
Qifu Technology, Inc., ADR	5,842	99,314
Radiance Holdings Group Co. Ltd.(1)	27,000	12,442
Redco Properties Group Ltd.(1)	10,000	1,696
Sany Heavy Equipment International Holdings Co. Ltd.	26,000	40,513
SCE Intelligent Commercial Management Holdings Ltd.(1)	3,000	436
Seazen Group Ltd.(1)(2)	92,000	17,944
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	27,600	27,481
Shanghai Conant Optical Co. Ltd., Class H	1,500	1,149
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	500	1,174
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	8,700	14,304
Shenzhen Expressway Corp. Ltd., H Shares	12,000	9,693
Shenzhen International Holdings Ltd.	48,500	34,475
Shenzhen Investment Ltd.	76,000	13,393
Shenzhou International Group Holdings Ltd.	20,500	210,050
Shimao Services Holdings Ltd.(1)(2)	26,000	5,071
Shoucheng Holdings Ltd.	62,000	14,464
Shougang Fushan Resources Group Ltd.	90,000	25,936
Shui On Land Ltd.	139,500	13,520
Sihuan Pharmaceutical Holdings Group Ltd.(2)	76,000	6,207
Sino Biopharmaceutical Ltd.	330,000	125,264
Sino-Ocean Group Holding Ltd.(1)	64,500	3,000
Sinopharm Group Co. Ltd., H Shares	58,400	169,472
Sinotruk Hong Kong Ltd.	4,500	8,351
Skyworth Group Ltd.	53,013	19,397
SOHO China Ltd.(1)	57,000	6,614
Sohu.com Ltd., ADR(1)	980	10,349
Sun King Technology Group Ltd.(1)	2,000	405
Sunac Services Holdings Ltd.(2)	17,000	5,305
Sunny Optical Technology Group Co. Ltd.	6,800	55,523
SY Holdings Group Ltd.	3,000	1,913
TAL Education Group, ADR(1)	6,964	49,096
TCL Electronics Holdings Ltd.	42,000	16,422
Tencent Holdings Ltd.	35,200	1,458,700
Tencent Music Entertainment Group, ADR(1)	6,118	41,725
Tianneng Power International Ltd.(2)	38,000	40,481
Times China Holdings Ltd.(1)(2)	43,000	2,851
Tingyi Cayman Islands Holding Corp.	40,000	58,732
Tong Ren Tang Technologies Co. Ltd., H Shares	16,000	12,814
Tongcheng Travel Holdings Ltd.(1)	12,400	27,789
Topsports International Holdings Ltd.	65,000	52,934
TravelSky Technology Ltd., H Shares	17,000	30,437
Trip.com Group Ltd., ADR(1)	3,468	136,327
Triumph New Energy Co. Ltd., H Shares(1)	2,000	1,337
18

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Truly International Holdings Ltd.	34,000	$3,765
Tsaker New Energy Tech Co. Ltd.	4,000	586
Tsingtao Brewery Co. Ltd., H Shares	8,000	66,525
Tuya, Inc., ADR(1)	1,048	1,928
Uni-President China Holdings Ltd.	32,000	23,663
Up Fintech Holding Ltd., ADR(1)	126	619
Venus MedTech Hangzhou, Inc., H Shares(1)(2)	500	357
Vinda International Holdings Ltd.	15,000	34,708
Vipshop Holdings Ltd., ADR(1)	13,844	218,597
Viva Biotech Holdings(1)	89,000	16,552
Viva Goods Company Ltd.(1)(2)	80,000	11,605
Vnet Group, Inc., ADR(1)	3,734	14,002
Want Want China Holdings Ltd.	210,000	138,892
Weibo Corp., ADR	2,413	31,128
Weichai Power Co. Ltd., H Shares	29,000	37,567
Wuling Motors Holdings Ltd.	10,000	827
WuXi AppTec Co. Ltd., H Shares	1,200	13,150
Wuxi Biologics Cayman, Inc.(1)	14,500	81,745
Xiabuxiabu Catering Management China Holdings Co. Ltd.	25,000	12,082
Xinhua Winshare Publishing & Media Co. Ltd., H Shares	11,000	8,220
Xinjiang Xinxin Mining Industry Co. Ltd., H Shares	4,000	468
Xinte Energy Co. Ltd., H Shares(1)	22,400	39,602
Xinyi Energy Holdings Ltd.	156,000	34,028
XPeng, Inc., Class A, ADR(1)	680	12,097
Xtep International Holdings Ltd.	16,500	16,322
Yadea Group Holdings Ltd.	24,000	46,144
Yeahka Ltd.(1)	2,800	5,564
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(1)(2)	200	162
Yidu Tech, Inc.(1)	11,600	5,891
Yihai International Holding Ltd.	15,000	28,111
Yixin Group Ltd.	52,000	5,301
Youdao, Inc., ADR(1)	26	101
Yuexiu Property Co. Ltd.	32,000	39,647
Yuexiu Services Group Ltd.(2)	15,000	6,045
Yuexiu Transport Infrastructure Ltd.	28,000	14,476
Yum China Holdings, Inc.	4,806	258,034
Yuzhou Group Holdings Co. Ltd.(1)(2)	112,000	2,394
Zengame Technology Holding Ltd.	28,000	10,816
Zhejiang Expressway Co. Ltd., H Shares	26,000	19,415
Zhenro Properties Group Ltd.(1)	8,000	85
ZhongAn Online P&C Insurance Co. Ltd., H Shares(1)	3,700	10,974
Zhongliang Holdings Group Co. Ltd.(1)	4,500	244
Zhongsheng Group Holdings Ltd.	11,500	35,039
Zhou Hei Ya International Holdings Co. Ltd.(1)(2)	23,500	8,299
Zhuguang Holdings Group Co. Ltd.(1)	2,000	127
Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	7,400	3,533
ZTO Express Cayman, Inc., ADR	3,549	89,222
		14,712,057
Colombia — 0.1%
Almacenes Exito SA, ADR(1)	2,195	12,838
Bancolombia SA	1,623	11,534
19

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Bancolombia SA, ADR	913	$24,377
Interconexion Electrica SA ESP	6,498	25,290
		74,039
Czech Republic — 0.2%
Komercni Banka AS	1,311	40,938
Moneta Money Bank AS	17,727	66,031
		106,969
Egypt — 0.1%
Commercial International Bank Egypt S.A.E., GDR	29,306	35,943
Greece — 0.6%
Aegean Airlines SA(1)	1,415	20,248
Alpha Services & Holdings SA(1)	40,660	68,356
Eurobank Ergasias Services & Holdings SA, Class A(1)	27,092	46,966
Hellenic Telecommunications Organization SA	626	9,355
Holding Co. ADMIE IPTO SA(1)	54	134
JUMBO SA	877	27,090
LAMDA Development SA(1)	1,719	12,585
National Bank of Greece SA(1)	7,089	48,133
Piraeus Financial Holdings SA(1)	22,800	78,560
Sunrisemezz PLC(1)	646	174
Terna Energy SA	566	10,160
		321,761
Hong Kong — 0.1%
China Dili Group(1)	6,000	252
Edvantage Group Holdings Ltd.	20,725	6,156
GOME Retail Holdings Ltd.(1)	413,000	3,005
Jiayuan International Group Ltd.(1)	18,000	397
Renze Harvest International Ltd.(1)(2)	4,000	133
South Manganese Investment Ltd.(1)	22,000	1,389
Wharf Holdings Ltd.	23,000	48,725
		60,057
Hungary — 0.2%
Magyar Telekom Telecommunications PLC	3,074	4,089
OTP Bank Nyrt	2,367	96,520
Richter Gedeon Nyrt	1,703	42,642
		143,251
India — 18.5%
360 ONE WAM Ltd.	2,192	12,895
3i Infotech Ltd.(1)	335	132
3M India Ltd.	18	6,772
Aarti Industries Ltd.	5,080	30,159
Aarti Pharmalabs Ltd.(1)	98	467
ABB India Ltd.	225	11,900
Accelya Solutions India Ltd.	256	4,862
Action Construction Equipment Ltd.	800	7,386
Adani Green Energy Ltd.(1)	1,382	15,478
Adani Ports & Special Economic Zone Ltd.	4,044	38,653
Aditya Birla Capital Ltd.(1)	14,767	32,282
Aditya Birla Fashion & Retail Ltd.(1)	2,513	6,660
Advanced Enzyme Technologies Ltd.	510	2,020
Affle India Ltd.(1)	8	104
20

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
AGI Greenpac Ltd.	1,442	$12,811
AIA Engineering Ltd.	190	8,476
Ajanta Pharma Ltd.	1,741	36,340
Alkyl Amines Chemicals	129	3,890
Allcargo Logistics Ltd.	3,177	10,530
Allcargo Terminals Ltd.(1)	3,177	1,297
Alok Industries Ltd.(1)	2,218	531
Amara Raja Batteries Ltd.	5,404	41,001
Ambika Cotton Mills Ltd.	30	592
Anant Raj Ltd.	6,206	16,438
Andhra Paper Ltd.	375	1,999
Andhra Sugars Ltd.	371	512
Apcotex Industries Ltd.	9	58
Apex Frozen Foods Ltd.(1)	40	103
APL Apollo Tubes Ltd.	2,791	56,467
Apollo Hospitals Enterprise Ltd.	1,143	66,415
Apollo Pipes Ltd.	31	254
Apollo Tyres Ltd.	14,888	69,802
Aptech Ltd.	2,258	8,411
Archean Chemical Industries Ltd.	1,314	10,631
Arvind Fashions Ltd.(1)	1,070	4,157
Arvind Ltd.	1,525	3,239
Asahi India Glass Ltd.	1,412	10,120
Ashapura Minechem Ltd.	143	392
Ashok Leyland Ltd.	23,107	51,294
Ashoka Buildcon Ltd.(1)	10,238	12,544
Asian Granito India Ltd.(1)	544	434
Asian Paints Ltd.	2,155	84,725
Associated Alcohols & Breweries Ltd.	285	1,484
Aster DM Healthcare Ltd.(1)	3,077	12,317
Astra Microwave Products Ltd.	1,301	6,218
Astral Ltd.	868	20,469
AU Small Finance Bank Ltd.	2,037	17,782
AurionPro Solutions Ltd.	575	7,042
Aurobindo Pharma Ltd.	9,075	90,902
Avadh Sugar & Energy Ltd.	127	885
Avenue Supermarts Ltd.(1)	555	24,936
Axis Bank Ltd., GDR	2,125	124,842
Bajaj Auto Ltd.	1,184	65,929
Bajaj Consumer Care Ltd.	4,128	12,803
Bajaj Electricals Ltd.	1,643	23,032
Bajaj Finance Ltd.	1,579	136,483
Bajaj Finserv Ltd.	2,090	37,546
Bajaj Hindusthan Sugar Ltd.(1)	77,381	22,366
Balaji Amines Ltd.	542	14,704
Balaji Telefilms Ltd.(1)	116	99
Balkrishna Industries Ltd.	777	21,794
Balrampur Chini Mills Ltd.	7,727	36,378
Banco Products India Ltd.	328	2,021
Bandhan Bank Ltd.	3,225	8,934
BASF India Ltd.	257	8,168
21

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Bata India Ltd.	51	$1,039
Bayer CropScience Ltd.	113	6,568
BEML Land Assets Ltd.(1)	22	47
BEML Ltd.	22	655
Berger Paints India Ltd.	1,275	11,061
Best Agrolife Ltd.	419	6,050
BF Utilities Ltd.(1)	24	200
Bhansali Engineering Polymers Ltd.	9,937	11,169
Bharat Bijlee Ltd.	191	9,511
Bharat Electronics Ltd.	87,245	140,168
Bharat Forge Ltd.	2,207	28,518
Bharat Heavy Electricals Ltd.	26,821	39,239
Bharat Rasayan Ltd.	9	1,022
Biocon Ltd.	5,360	16,777
Birlasoft Ltd.	5,175	31,810
BLS International Services Ltd.	2,590	8,993
Blue Dart Express Ltd.	90	6,828
Blue Star Ltd.	588	5,256
Bodal Chemicals Ltd.	231	230
Bombay Dyeing & Manufacturing Co. Ltd.(1)	371	590
Brigade Enterprises Ltd.	4,498	32,190
Brightcom Group Ltd.	76,861	15,738
Britannia Industries Ltd.	1,390	75,004
BSE Ltd.	3,203	41,082
Butterfly Gandhimathi Appliances Ltd.(1)	2	29
Camlin Fine Sciences Ltd.(1)	1,546	3,083
Can Fin Homes Ltd.	4,340	39,367
Cantabil Retail India Ltd.	11	136
Capacit'e Infraprojects Ltd.(1)	1,314	3,285
Caplin Point Laboratories Ltd.	162	2,070
Carborundum Universal Ltd.	1,327	18,199
Care Ratings Ltd.	319	3,204
Carysil Ltd.	145	1,117
CCL Products India Ltd.	757	5,538
Ceat Ltd.	1,332	36,233
Century Enka Ltd.	40	207
Cera Sanitaryware Ltd.	121	13,889
CG Power & Industrial Solutions Ltd.	1,563	8,102
Chalet Hotels Ltd.(1)	51	339
Chemcon Speciality Chemicals Ltd.(1)	474	1,605
Chennai Petroleum Corp. Ltd.	934	4,732
Cholamandalam Financial Holdings Ltd.	1,244	14,785
Cholamandalam Investment & Finance Co. Ltd.	7,617	103,145
CIE Automotive India Ltd.	2,286	14,422
Cigniti Technologies Ltd.	36	349
Cipla Ltd.	5,856	88,881
City Union Bank Ltd.	14,602	21,746
Cochin Shipyard Ltd.	3,618	39,574
Coffee Day Enterprises Ltd.(1)	3,695	2,086
Coforge Ltd.	442	29,155
Colgate-Palmolive India Ltd.	1,920	45,013
22

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Computer Age Management Services Ltd.	585	$16,772
Confidence Petroleum India Ltd.	5,136	5,584
Container Corp. of India Ltd.	2,194	17,805
Coromandel International Ltd.	3,801	50,063
Cosmo First Ltd.	289	2,541
CreditAccess Grameen Ltd.(1)	2,350	40,168
CRISIL Ltd.	158	7,574
Crompton Greaves Consumer Electricals Ltd.	3,926	14,222
CSB Bank Ltd.(1)	1,161	4,627
Cummins India Ltd.	908	18,720
Cyient Ltd.	3,960	78,265
Dabur India Ltd.	6,110	40,785
Dalmia Bharat Sugar & Industries Ltd.	176	793
Datamatics Global Services Ltd.(1)	138	937
DB Corp. Ltd.	3,495	9,563
DCB Bank Ltd.	4,946	6,963
DCM Shriram Ltd.	1,812	20,399
Deepak Nitrite Ltd.	1,157	31,005
DEN Networks Ltd.(1)	481	243
Dhani Services Ltd.(1)	5,841	3,426
Dish TV India Ltd.(1)	43,324	9,561
Dishman Carbogen Amcis Ltd.(1)	1,053	1,986
Divi's Laboratories Ltd.	1,034	44,823
Dixon Technologies India Ltd.(1)	309	18,662
DLF Ltd.	3,041	18,501
D-Link India Ltd.	647	2,548
Dollar Industries Ltd.	80	417
Dr Lal PathLabs Ltd.	689	18,096
Dr Reddy's Laboratories Ltd., ADR	1,989	135,212
Dredging Corp. of India Ltd.(1)	199	1,212
eClerx Services Ltd.	1,096	21,490
Edelweiss Financial Services Ltd.	20,359	13,377
Eicher Motors Ltd.	823	33,152
EID Parry India Ltd.	3,424	19,752
EIH Ltd.	281	844
Elecon Engineering Co. Ltd.	1,985	21,149
Electrosteel Castings Ltd.	5,042	4,180
Emami Ltd.	3,848	24,370
Endurance Technologies Ltd.	461	9,244
Engineers India Ltd.	7,843	14,608
EPL Ltd.	9,635	22,848
Equitas Small Finance Bank Ltd.	10,360	11,314
Escorts Kubota Ltd.	593	22,614
Eveready Industries India Ltd.(1)	349	1,782
Everest Industries Ltd.	196	2,799
Everest Kanto Cylinder Ltd.	75	105
Excel Industries Ltd.	24	277
Exide Industries Ltd.	10,259	33,045
Fairchem Organics Ltd.	46	647
FDC Ltd.(1)	1,017	4,675
FIEM Industries Ltd.	76	1,747
23

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Filatex India Ltd.	1,290	$737
Fine Organic Industries Ltd.	11	637
Finolex Cables Ltd.	2,440	32,396
Finolex Industries Ltd.	12,360	35,741
Firstsource Solutions Ltd.	332	654
Force Motors Ltd.	118	4,881
Fortis Healthcare Ltd.	3,119	12,498
Future Consumer Ltd.(1)	2,618	24
Future Retail Ltd.(1)	209	7
Gabriel India Ltd.	485	1,854
Galaxy Surfactants Ltd.	65	2,107
Ganesh Housing Corp. Ltd.(1)	109	574
Ganesha Ecosphere Ltd.	327	4,123
Garden Reach Shipbuilders & Engineers Ltd.	1,132	11,169
Garware Technical Fibres Ltd.	16	617
Genus Power Infrastructures Ltd.(1)	942	2,939
Geojit Financial Services Ltd.	339	233
GHCL Textiles Ltd.(1)	2,488	2,295
GIC Housing Finance Ltd.	2,493	5,389
GlaxoSmithKline Pharmaceuticals Ltd.	804	13,878
Glenmark Pharmaceuticals Ltd.	7,830	72,487
Global Health Ltd.(1)	1,681	14,420
Globus Spirits Ltd.	434	4,662
GMM Pfaudler Ltd.	391	7,445
GNA Axles Ltd.	69	854
Godawari Power & Ispat Ltd.	2,562	19,150
Godrej Consumer Products Ltd.(1)	1,894	22,987
Godrej Properties Ltd.(1)	326	6,475
Gokaldas Exports Ltd.(1)	314	2,993
Goodluck India Ltd.	231	1,598
Granules India Ltd.	6,445	23,149
Graphite India Ltd.	971	5,552
Greenpanel Industries Ltd.	3,903	17,813
Greenply Industries Ltd.	546	1,063
GTL Infrastructure Ltd.(1)	37,531	317
Gufic Biosciences Ltd.(1)	77	288
Gujarat Alkalies & Chemicals Ltd.	681	5,735
Gujarat Fluorochemicals Ltd.	164	6,034
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	2,111	15,530
Gujarat Pipavav Port Ltd.	15,737	24,682
Gujarat State Fertilizers & Chemicals Ltd.	3,256	6,890
Happiest Minds Technologies Ltd.	650	7,281
Hathway Cable & Datacom Ltd.(1)	5,258	1,048
Havells India Ltd.	2,304	38,502
HBL Power Systems Ltd.	2,016	6,524
HCL Technologies Ltd.	13,223	187,061
HDFC Asset Management Co. Ltd.	115	3,505
HDFC Bank Ltd.	15,849	300,116
HDFC Life Insurance Co. Ltd.	947	7,369
HealthCare Global Enterprises Ltd.(1)	1,599	6,772
HEG Ltd.	276	5,835
24

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Hero MotoCorp Ltd.	2,482	$87,371
HFCL Ltd.	10,629	9,772
HG Infra Engineering Ltd.	1,134	12,743
Hikal Ltd.	2,659	9,502
HIL Ltd.	34	1,236
Himadri Speciality Chemical Ltd., ADR	10,303	27,910
Himatsingka Seide Ltd.	231	411
Hinduja Global Solutions Ltd.	241	2,931
Hindustan Construction Co. Ltd.(1)	4,864	1,696
Hindustan Oil Exploration Co. Ltd.(1)	687	1,366
Hindustan Unilever Ltd.	3,256	98,493
Hindware Home Innovation Ltd.(1)	2,181	15,422
Hitachi Energy India Ltd.	14	744
Honda India Power Products Ltd.	209	6,658
ICICI Bank Ltd., ADR	9,581	221,992
ICICI Lombard General Insurance Co. Ltd.	2,613	41,432
ICICI Prudential Life Insurance Co. Ltd.	1,500	10,211
IDFC First Bank Ltd.(1)	47,954	54,005
IFCI Ltd.(1)	31,768	5,847
IIFL Finance Ltd.	6,085	44,538
IIFL Securities Ltd.	789	766
India Glycols Ltd.(1)	176	1,604
Indiabulls Housing Finance Ltd.(1)	8,590	20,559
Indiabulls Real Estate Ltd.(1)	9,967	9,613
IndiaMart InterMesh Ltd.	842	31,116
Indian Energy Exchange Ltd.	8,058	12,275
Indian Hotels Co. Ltd.	4,012	20,380
Indian Metals & Ferro Alloys Ltd.	35	161
Indian Railway Catering & Tourism Corp. Ltd.	1,632	13,238
Indo Count Industries Ltd.	105	311
Indo Rama Synthetics India Ltd.(1)	481	297
Indus Towers Ltd.(1)	12,636	26,720
Infibeam Avenues Ltd.(1)	10,565	1,862
Info Edge India Ltd.	416	21,738
Infosys Ltd., ADR	28,067	487,524
Ingersoll Rand India Ltd.	118	4,589
Inox Wind Ltd.(1)	1,250	3,079
Insecticides India Ltd.	135	801
Intellect Design Arena Ltd.	1,070	9,491
IOL Chemicals & Pharmaceuticals Ltd.	258	1,352
ION Exchange India Ltd.	1,470	10,060
Ipca Laboratories Ltd.	3,384	35,707
IRB Infrastructure Developers Ltd.	31,598	10,792
ISGEC Heavy Engineering Ltd.	33	277
ISMT Ltd.(1)	10,622	10,211
ITD Cementation India Ltd.	5,135	13,465
J Kumar Infraprojects Ltd.	1,305	6,479
Jai Corp. Ltd.	1,548	4,545
Jain Irrigation Systems Ltd.(1)	8,727	6,626
Jaiprakash Associates Ltd.(1)	6,016	766
Jammu & Kashmir Bank Ltd.	12,243	13,255
25

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Jamna Auto Industries Ltd.	9,888	$14,249
Jindal Poly Films Ltd.	165	1,358
JK Paper Ltd.	2,655	11,687
JK Tyre & Industries Ltd.	2,501	8,182
JM Financial Ltd.	22,621	21,351
JSW Steel Ltd.(1)	30	284
Jubilant Foodworks Ltd.	5,388	33,294
Jubilant Pharmova Ltd.	2,735	15,484
Just Dial Ltd.(1)	227	2,090
Jyothy Labs Ltd.	831	3,497
Kajaria Ceramics Ltd.	1,731	30,736
Kalpataru Projects International Ltd.	4,219	33,630
Kansai Nerolac Paints Ltd.	169	679
Karnataka Bank Ltd.	4,843	12,923
Karur Vysya Bank Ltd.	19,881	29,161
KEC International Ltd.	6,432	52,152
KEI Industries Ltd.	920	30,064
Kellton Tech Solutions Ltd.(1)	119	130
Kennametal India Ltd.	93	3,171
Kiri Industries Ltd.(1)	1,143	3,825
Kirloskar Brothers Ltd.	1,718	17,611
Kirloskar Oil Engines Ltd.	1,380	8,061
Kitex Garments Ltd.(1)	301	724
Kolte-Patil Developers Ltd.	1,063	5,803
Kotak Mahindra Bank Ltd.	6,299	133,664
KPI Green Energy Ltd.	530	5,719
KPIT Technologies Ltd.	3,706	52,575
KPR Mill Ltd.	1,251	11,442
KSB Ltd.	165	5,563
LA Opala RG Ltd.	598	3,163
Laurus Labs Ltd.	10,537	50,781
Lemon Tree Hotels Ltd.(1)	409	539
LG Balakrishnan & Bros Ltd.(1)	987	12,798
LIC Housing Finance Ltd.	7,858	40,156
LT Foods Ltd.	10,941	21,849
Lumax Auto Technologies Ltd.	732	3,294
Lupin Ltd.	6,741	89,332
LUX Industries Ltd.(1)	48	854
Maharashtra Scooters Ltd.	59	5,087
Mahindra & Mahindra Financial Services Ltd.	11,400	40,939
Mahindra & Mahindra Ltd.	6,044	114,918
Mahindra Holidays & Resorts India Ltd.(1)	1,372	6,617
Mahindra Lifespace Developers Ltd.	220	1,507
Mahindra Logistics Ltd.	1,203	5,658
Maithan Alloys Ltd.	69	855
Manali Petrochemicals Ltd.	1,472	1,224
Manappuram Finance Ltd.	24,144	45,051
Marico Ltd.	4,760	32,754
Marksans Pharma Ltd.	20,721	28,237
Maruti Suzuki India Ltd.	481	58,086
MAS Financial Services Ltd.	72	710
26

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Mastek Ltd.	113	$3,238
Max Financial Services Ltd.(1)	6,710	75,629
Max Healthcare Institute Ltd.(1)	3,221	22,949
Mayur Uniquoters Ltd.	41	278
Meghmani Finechem Ltd.	1,093	13,270
Meghmani Organics Ltd.	1,526	1,530
Metropolis Healthcare Ltd.	468	7,577
Minda Corp. Ltd.	307	1,212
Mirza International Ltd.(1)	663	362
Mishra Dhatu Nigam Ltd.	621	3,076
MOIL Ltd.	132	380
Mold-Tek Packaging Ltd.	61	701
Monte Carlo Fashions Ltd.	87	791
Motherson Sumi Wiring India Ltd.	1,471	1,102
Motilal Oswal Financial Services Ltd.	932	10,349
Mphasis Ltd.	2,700	79,126
MRF Ltd.	51	66,930
Mrs Bectors Food Specialities Ltd.	830	10,756
MSTC Ltd.	182	859
Multi Commodity Exchange of India Ltd.	1,061	21,617
Muthoot Finance Ltd.	3,898	59,312
Narayana Hrudayalaya Ltd.	2,815	35,355
Natco Pharma Ltd.	452	4,985
National Fertilizers Ltd.	712	583
Nava Ltd.	1,993	10,224
Navin Fluorine International Ltd.	205	11,398
Navkar Corp. Ltd.(1)	1,587	1,119
Navneet Education Ltd.	1,113	2,073
NELCO Ltd.	265	2,570
Neogen Chemicals Ltd.	29	598
Nestle India Ltd.	250	66,364
Neuland Laboratories Ltd.	535	25,056
New Delhi Television Ltd.(1)	834	2,156
Newgen Software Technologies Ltd.	131	1,358
NIIT Learning Systems Ltd.(1)	525	2,420
NIIT Ltd.(1)	525	512
Nippon Life India Asset Management Ltd.	3,306	12,451
NOCIL Ltd.	4,984	13,503
Nuvama Wealth Management Ltd.(1)	227	6,688
Oberoi Realty Ltd.	1,342	18,147
Olectra Greentech Ltd.	242	3,648
Omaxe Ltd.(1)	298	165
OnMobile Global Ltd.(1)	473	620
Optiemus Infracom Ltd.	173	723
Oracle Financial Services Software Ltd.	736	36,506
Orient Cement Ltd.	6,086	14,167
Orient Paper & Industries Ltd.	2,680	1,592
Page Industries Ltd.	64	31,024
Paisalo Digital Ltd.	1,547	1,123
Panama Petrochem Ltd.	1,604	6,311
Parag Milk Foods Ltd.(1)	731	1,714
27

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Patel Engineering Ltd.(1)	19,479	$13,435
PB Fintech Ltd.(1)	1,423	13,301
PC Jeweller Ltd.(1)	3,055	981
PDS Ltd.	771	2,986
Pennar Industries Ltd.(1)	6,469	9,234
Persistent Systems Ltd.	1,185	76,776
PG Electroplast Ltd.(1)	56	1,239
Phoenix Mills Ltd.	121	2,629
PI Industries Ltd.	312	13,669
Pidilite Industries Ltd.	249	7,561
Piramal Enterprises Ltd.	1,428	18,147
Piramal Pharma Ltd.(1)	956	1,186
PNB Housing Finance Ltd.(1)	4,528	35,546
Pokarna Ltd.(1)	11	66
Polycab India Ltd.	272	16,821
Polyplex Corp. Ltd.	250	3,671
Poonawalla Fincorp Ltd.	944	4,748
Power Grid Corp. of India Ltd.	44,528	131,427
Power Mech Projects Ltd.	292	14,888
Praj Industries Ltd.	5,232	31,112
Prakash Industries Ltd.(1)	7,645	10,593
Prestige Estates Projects Ltd.	1,620	12,598
Pricol Ltd.(1)	2,446	9,997
Prince Pipes & Fittings Ltd.	312	2,698
Privi Speciality Chemicals Ltd.	37	515
Procter & Gamble Health Ltd.	253	14,891
PSP Projects Ltd.	400	3,954
PTC India Ltd.	22,330	37,539
Quess Corp. Ltd.	2,051	10,568
Radico Khaitan Ltd.	822	12,519
Rajesh Exports Ltd.	1,830	11,027
Rallis India Ltd.	2,626	7,464
Ramco Systems Ltd.(1)	27	92
RattanIndia Power Ltd.(1)	2,552	209
Raymond Ltd.	1,481	35,742
RBL Bank Ltd.	17,801	51,298
REC Ltd.	48,600	140,015
Redington Ltd.	22,111	41,824
Redtape Ltd.(1)	663	3,749
Relaxo Footwears Ltd.	151	1,722
Reliance Industrial Infrastructure Ltd.	30	368
Religare Enterprises Ltd.(1)	307	871
Repco Home Finance Ltd.(1)	2,127	9,959
Restaurant Brands Asia Ltd.(1)	5,972	9,150
Rico Auto Industries Ltd.	5,876	6,005
RITES Ltd.	2,395	14,480
Route Mobile Ltd.	573	10,861
RPG Life Sciences Ltd.	383	5,558
RSWM Ltd.(1)	288	736
Rupa & Co. Ltd.	235	755
Safari Industries India Ltd.	224	9,967
28

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Saksoft Ltd.	523	$2,018
Samvardhana Motherson International Ltd.	35,666	41,232
Sanghvi Movers Ltd.	1,660	14,869
Sanofi India Ltd.	269	23,073
Sansera Engineering Ltd.(1)	57	656
Satia Industries Ltd.	1,711	2,671
Satin Creditcare Network Ltd.(1)	3,993	10,076
SBI Cards & Payment Services Ltd.	2,113	20,828
SBI Life Insurance Co. Ltd.	1,121	17,488
Schaeffler India Ltd.	291	10,721
Schneider Electric Infrastructure Ltd.(1)	344	1,478
SEAMEC Ltd.	7	54
Sequent Scientific Ltd.(1)	193	216
Seshasayee Paper & Boards Ltd.	951	3,586
Shakti Pumps India Ltd.	49	505
Shankara Building Products Ltd.	97	1,003
Shanthi Gears Ltd.	393	2,161
Shipping Corp. of India Ltd.	3,065	4,822
Shipping Corp. of India Ltd.(1)	3,065	1,001
Shoppers Stop Ltd.(1)	706	6,213
Shriram Finance Ltd.	7,340	170,838
Siemens Ltd.	473	22,396
Siyaram Silk Mills Ltd.	139	895
SKF India Ltd.	82	5,160
Sobha Ltd.	1,484	10,927
SOM Distilleries & Breweries Ltd.	592	2,250
Sonata Software Ltd.	3,821	48,230
Southern Petrochemical Industries Corp. Ltd.	1,412	1,188
Spandana Sphoorty Financial Ltd.(1)	269	2,689
Speciality Restaurants Ltd.(1)	716	1,775
SRF Ltd.	1,025	29,148
State Bank of India, GDR	2,019	136,354
Steel Strips Wheels Ltd.	1,280	3,912
Sterlite Technologies Ltd.	1,461	3,024
Stove Kraft Ltd.(1)	129	824
Strides Pharma Science Ltd.	3,755	20,085
Sudarshan Chemical Industries Ltd.	2,197	13,474
Sumitomo Chemical India Ltd.	255	1,356
Sun Pharmaceutical Industries Ltd.	9,881	132,446
Sun TV Network Ltd.	2,685	20,000
Sundaram Finance Ltd.	138	4,327
Sundram Fasteners Ltd.	1,429	21,957
Sunflag Iron & Steel Co. Ltd.(1)	4,123	10,001
Sunteck Realty Ltd.	539	2,351
Suprajit Engineering Ltd.	837	4,275
Supreme Industries Ltd.	832	44,778
Supreme Petrochem Ltd.	3,462	20,648
Surya Roshni Ltd.	1,380	15,822
Suven Pharmaceuticals Ltd.	2,090	12,933
Suzlon Energy Ltd.(1)	65,829	19,509
Syngene International Ltd.	1,965	18,358
29

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Tamil Nadu Newsprint & Papers Ltd.	2,474	$7,489
Tamilnadu Petroproducts Ltd.	713	770
Tanla Platforms Ltd.	1,537	18,103
Tata Coffee Ltd.	130	386
Tata Communications Ltd.	1,782	38,495
Tata Consultancy Services Ltd.	6,510	263,680
Tata Consumer Products Ltd.	1,787	17,997
Tata Elxsi Ltd.	235	20,551
Tata Investment Corp. Ltd.	407	11,971
Tata Metaliks Ltd.	989	10,995
Tata Motors Ltd.	7,155	51,880
Tata Steel Long Products Ltd.(1)	497	4,688
Tata Teleservices Maharashtra Ltd.(1)	1,227	1,300
TCI Express Ltd.	160	2,714
TeamLease Services Ltd.(1)	66	1,929
Tech Mahindra Ltd.	9,939	144,111
Technocraft Industries India Ltd.(1)	45	1,142
Tejas Networks Ltd.(1)	62	652
Texmaco Rail & Engineering Ltd.	4,065	7,152
Thermax Ltd.	262	8,886
Thirumalai Chemicals Ltd.	1,582	4,386
Thomas Cook India Ltd.	224	313
Thyrocare Technologies Ltd.	317	2,060
Time Technoplast Ltd.	3,799	6,808
Tinplate Co. of India Ltd.	513	2,383
Titagarh Rail System Ltd.(1)	4,175	40,975
Titan Co. Ltd.	243	9,105
Torrent Pharmaceuticals Ltd.	1,443	32,120
TransIndia Real Estate Ltd.(1)	3,177	1,330
Transport Corp. of India Ltd.	729	7,133
Trent Ltd.	525	12,986
Trident Ltd.	25,462	11,229
Triveni Turbine Ltd.(1)	2,044	9,660
TTK Prestige Ltd.	440	4,166
Tube Investments of India Ltd.	862	30,175
TV Today Network Ltd.	140	380
TV18 Broadcast Ltd.(1)	8,772	5,090
TVS Motor Co. Ltd.	720	12,338
TVS Srichakra Ltd.	149	5,177
Uflex Ltd.	913	5,264
Ugar Sugar Works Ltd.	5,572	7,182
Ujjivan Financial Services Ltd.	1,257	7,370
Ujjivan Small Finance Bank Ltd.	36,598	21,639
Unichem Laboratories Ltd.(1)	1,194	6,001
United Spirits Ltd.(1)	3,841	46,710
UNO Minda Ltd.	1,755	12,758
UPL Ltd.	3,978	28,387
Usha Martin Ltd.	1,303	5,581
UTI Asset Management Co. Ltd.	2,128	19,216
VA Tech Wabag Ltd.(1)	485	2,894
Vaibhav Global Ltd.	295	1,574
30

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Vakrangee Ltd.	10,638	$1,990
Valiant Organics Ltd.	107	655
Vardhman Textiles Ltd.(1)	4,701	22,312
Varroc Engineering Ltd.(1)	1,311	6,691
Varun Beverages Ltd.	5,540	60,113
Venky's India Ltd.	65	1,550
Visaka Industries Ltd.	1,090	1,223
Vishnu Chemicals Ltd.	520	2,047
VL E-Governance & IT Solutions Ltd.(1)	1,063	480
Vodafone Idea Ltd.(1)	38,671	4,224
Voltamp Transformers Ltd.	50	3,473
Voltas Ltd.	1,433	15,049
VRL Logistics Ltd.	1,176	9,549
Welspun Corp. Ltd.	5,585	22,064
Welspun Enterprises Ltd.	4,619	15,504
Welspun India Ltd.	11,181	16,854
West Coast Paper Mills Ltd.	1,404	9,945
Westlife Foodworld Ltd.	866	9,811
Whirlpool of India Ltd.	24	474
Wipro Ltd., ADR(2)	7,838	38,328
Wonderla Holidays Ltd.	85	649
Yes Bank Ltd.(1)	190,559	38,652
Zee Entertainment Enterprises Ltd.	13,949	44,118
Zee Media Corp. Ltd.(1)	1,302	186
Zen Technologies Ltd.	88	892
Zensar Technologies Ltd.	3,981	25,315
		10,629,616
Indonesia — 2.2%
Ace Hardware Indonesia Tbk PT	275,400	13,197
Adi Sarana Armada Tbk PT(1)	24,700	1,597
Astra Otoparts Tbk PT	48,000	10,084
Bank BTPN Syariah Tbk PT	72,700	10,308
Bank Bukopin Tbk PT(1)	53,500	341
Bank Central Asia Tbk PT	234,500	141,170
Bank Jago Tbk PT(1)	5,400	826
Bank Mandiri Persero Tbk PT	466,000	184,274
Bank Negara Indonesia Persero Tbk PT	106,400	64,075
Bank Pan Indonesia Tbk PT(1)	80,400	6,890
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	53,200	4,139
Bank Pembangunan Daerah Jawa Timur Tbk PT	41,400	1,781
Bank Rakyat Indonesia Persero Tbk PT	438,600	159,780
Bank Tabungan Negara Persero Tbk PT	186,378	15,354
Barito Pacific Tbk PT	96,567	6,784
Berkah Beton Sadaya Tbk PT(1)	76,000	249
BFI Finance Indonesia Tbk PT	382,100	30,097
Blue Bird Tbk PT	27,400	3,922
Buana Lintas Lautan Tbk PT(1)	202,000	1,300
Bukalapak.com Tbk PT(1)	1,035,700	15,757
Bumi Serpong Damai Tbk PT(1)	193,500	14,416
Bundamedik Tbk PT	26,100	641
Ciputra Development Tbk PT	379,000	28,368
31

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Clipan Finance Indonesia Tbk PT	215,900	$8,151
Dharma Polimetal TbK PT	95,600	9,227
Erajaya Swasembada Tbk PT	171,000	5,450
FKS Food Sejahtera Tbk PT(1)	222,100	1,925
Gajah Tunggal Tbk PT(1)	142,900	7,694
Global Mediacom Tbk PT(1)	309,100	6,208
GoTo Gojek Tokopedia Tbk PT(1)	1,028,900	6,475
Indosat Tbk PT	20,600	12,984
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	73,400	2,988
Jasa Marga Persero Tbk PT	100,800	28,446
Kalbe Farma Tbk PT	129,500	15,407
Kencana Energi Lestari Tbk PT	50,900	2,772
Kino Indonesia Tbk PT(1)	2,700	270
Lippo Cikarang Tbk PT(1)	14,500	933
Lippo Karawaci Tbk PT(1)	161,800	1,041
M Cash Integrasi PT(1)	200	92
Map Aktif Adiperkasa PT	366,600	19,498
Mark Dynamics Indonesia Tbk PT	9,400	386
Matahari Department Store Tbk PT	22,200	3,789
Matahari Putra Prima Tbk PT(1)	52,400	319
Media Nusantara Citra Tbk PT	130,500	4,498
Medikaloka Hermina Tbk PT	141,100	12,957
Merdeka Copper Gold Tbk PT(1)	40,000	8,866
Mitra Adiperkasa Tbk PT	356,100	45,257
Mitra Keluarga Karyasehat Tbk PT	92,200	17,139
Mitra Pinasthika Mustika Tbk PT	24,800	1,693
MNC Kapital Indonesia Tbk PT(1)	229,100	842
MNC Vision Networks Tbk PT(1)	49,200	178
Multipolar Tbk PT(1)	32,500	194
Nusantara Infrastructure Tbk PT(1)	136,200	1,010
Pabrik Kertas Tjiwi Kimia Tbk PT	34,200	17,511
Pacific Strategic Financial Tbk PT(1)	3,500	255
Pakuwon Jati Tbk PT	222,300	6,565
Panin Financial Tbk PT(1)	351,600	6,738
PP Persero Tbk PT(1)	84,600	3,221
Puradelta Lestari Tbk PT	79,500	914
Samator Indo Gas Tbk PT	15,200	1,871
Samudera Indonesia Tbk PT	253,000	5,977
Sarana Menara Nusantara Tbk PT	139,700	9,447
Sariguna Primatirta Tbk PT	75,900	3,489
Smartfren Telecom Tbk PT(1)	1,936,300	6,991
Steel Pipe Industry of Indonesia PT	14,200	267
Sumber Alfaria Trijaya Tbk PT	247,500	47,166
Summarecon Agung Tbk PT	448,100	19,852
Surya Citra Media Tbk PT	87,600	851
Telkom Indonesia Persero Tbk PT, ADR	5,917	143,606
Temas Tbk PT	233,000	2,708
Tower Bersama Infrastructure Tbk PT	29,400	4,054
Unilever Indonesia Tbk PT	98,800	23,808
Wijaya Karya Persero Tbk PT(1)	127,000	3,285
XL Axiata Tbk PT	150,300	24,665
		1,275,280
32

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Malaysia — 1.7%
Aeon Co. M Bhd	6,500	$1,485
AEON Credit Service M Bhd	500	1,186
AGMO Holdings Bhd(1)	161	22
Alliance Bank Malaysia Bhd	34,600	25,746
AMMB Holdings Bhd	38,600	31,053
Ann Joo Resources Bhd(1)	300	75
Astro Malaysia Holdings Bhd	35,300	3,880
Axiata Group Bhd	43,100	21,933
Bank Islam Malaysia Bhd	21,600	9,733
Berjaya Food Bhd	30,800	4,526
Bermaz Auto Bhd	43,100	20,796
Bursa Malaysia Bhd	8,100	12,047
Cahya Mata Sarawak Bhd	36,000	9,080
Carlsberg Brewery Malaysia Bhd	2,300	10,025
CELCOMDIGI Bhd	44,300	41,832
CIMB Group Holdings Bhd	68,131	82,590
CTOS Digital Bhd	300	92
Cypark Resources Bhd(1)	24,100	4,060
D&O Green Technologies Bhd	100	76
Dayang Enterprise Holdings Bhd	5,400	2,024
DRB-Hicom Bhd	28,000	8,696
Dufu Technology Corp. Bhd	2,100	847
Eco World Development Group Bhd	7,800	1,733
Ekovest Bhd(1)	137,000	15,928
Evergreen Fibreboard Bhd(1)	4,000	246
Fraser & Neave Holdings Bhd	1,000	5,499
Frontken Corp. Bhd	13,400	10,115
Gamuda Bhd	49,140	47,706
Greatech Technology Bhd(1)	1,100	1,067
Hartalega Holdings Bhd	62,500	26,324
Heineken Malaysia Bhd	2,800	14,370
Hengyuan Refining Co. Bhd	5,300	3,562
Hextar Healthcare Bhd(1)	4,200	194
Hiap Teck Venture Bhd	7,600	713
Hong Leong Bank Bhd	2,500	10,757
Hong Leong Capital Bhd	600	694
Hong Leong Financial Group Bhd	2,800	10,981
Hong Seng Consolidated Bhd(1)	18,000	173
IHH Healthcare Bhd	13,000	16,610
Inari Amertron Bhd	23,700	16,122
IOI Properties Group Bhd	1,100	386
JAKS Resources Bhd(1)	1,300	56
KNM Group Bhd(1)	12,700	245
Kossan Rubber Industries Bhd	56,000	15,572
KPJ Healthcare Bhd	79,400	19,877
Lingkaran Trans Kota Holdings Bhd	10,400	9
Lotte Chemical Titan Holding Bhd	2,000	529
Malayan Banking Bhd	30,400	59,674
Malaysia Airports Holdings Bhd	15,300	24,295
Malaysia Building Society Bhd	55,700	8,835
33

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Malaysia Smelting Corp. Bhd	10,700	$5,135
Malaysian Pacific Industries Bhd	3,100	19,231
Malaysian Resources Corp. Bhd	70,200	6,811
Maxis Bhd	30,600	26,454
Mieco Chipboard Bhd(1)	700	97
MR DIY Group M Bhd	30,700	10,255
My EG Services Bhd	78,000	13,358
Nestle Malaysia Bhd	400	11,259
Pentamaster Corp. Bhd	1,100	1,254
Perak Transit Bhd	7,500	2,166
Petron Malaysia Refining & Marketing Bhd	500	483
Press Metal Aluminium Holdings Bhd	18,700	19,547
Public Bank Bhd	93,300	85,046
RHB Bank Bhd	29,514	35,677
Scientex Bhd	3,300	2,688
Shin Yang Group Bhd	22,500	3,007
Signature International Bhd(1)	3,300	890
Sime Darby Bhd	21,700	10,743
Sime Darby Property Bhd	7,400	1,173
SP Setia Bhd Group	37,400	7,425
Sunway Bhd	3,100	1,330
Supermax Corp. Bhd	62,800	10,293
Swift Haulage Bhd	2,100	213
Syarikat Takaful Malaysia Keluarga Bhd	500	401
Telekom Malaysia Bhd	20,300	22,328
TIME dotCom Bhd	18,400	21,834
Top Glove Corp. Bhd(1)	32,000	5,279
UEM Sunrise Bhd	56,400	8,874
UMW Holdings Bhd	19,000	19,515
Unisem M Bhd	5,800	4,090
UWC Bhd	5,800	4,377
Velesto Energy Bhd(1)	241,600	12,215
ViTrox Corp. Bhd	1,800	2,941
VS Industry Bhd	3,800	787
WCE Holdings Bhd(1)	131,600	18,707
Westports Holdings Bhd	2,000	1,509
		1,001,468
Mexico — 3.2%
Alsea SAB de CV(1)	11,885	41,976
America Movil SAB de CV, ADR	8,787	168,447
Arca Continental SAB de CV	2,953	28,836
Banco del Bajio SA	14,900	46,910
Becle SAB de CV	1,787	4,823
Bolsa Mexicana de Valores SAB de CV	2,313	4,629
Corp. Inmobiliaria Vesta SAB de CV	12,012	44,411
Fomento Economico Mexicano SAB de CV, ADR	845	95,079
Genomma Lab Internacional SAB de CV, Class B	29,533	23,955
Gentera SAB de CV	47,480	57,838
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	1,158	107,231
Grupo Aeroportuario del Pacifico SAB de CV, ADR	446	81,324
Grupo Aeroportuario del Sureste SAB de CV, ADR	348	94,753
34

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Grupo Bimbo SAB de CV, Series A	17,797	$87,563
Grupo Comercial Chedraui SA de CV(2)	6,423	36,002
Grupo Financiero Banorte SAB de CV, Class O	30,706	260,642
Grupo Financiero Inbursa SAB de CV, Class O(1)	24,434	54,742
Grupo Mexico SAB de CV, Series B	25,629	122,504
Grupo Televisa SAB, ADR	9,397	42,099
Grupo Traxion SAB de CV(1)(2)	3,318	6,015
Industrias Penoles SAB de CV(1)	2,227	31,517
Kimberly-Clark de Mexico SAB de CV, A Shares	27,103	61,040
La Comer SAB de CV	8,301	17,935
Megacable Holdings SAB de CV	11,310	27,375
Nemak SAB de CV(1)	118,712	26,109
Operadora De Sites Mexicanos SAB de CV	12,300	11,571
Orbia Advance Corp. SAB de CV	23,350	51,971
Promotora y Operadora de Infraestructura SAB de CV	3,412	32,584
Qualitas Controladora SAB de CV	6,986	54,960
Regional SAB de CV	2,759	20,327
Sitios Latinoamerica SAB de CV(1)(2)	6,259	2,639
Wal-Mart de Mexico SAB de CV	21,171	83,465
		1,831,272
Peru — 0.3%
Credicorp Ltd.	665	94,051
Intercorp Financial Services, Inc.	1,166	27,203
Southern Copper Corp.	414	33,393
		154,647
Philippines — 0.7%
Ayala Land, Inc.	42,000	20,126
Bank of the Philippine Islands	15,378	29,867
BDO Unibank, Inc.	24,870	61,145
Century Pacific Food, Inc.	1,600	765
Converge Information & Communications Technology Solutions, Inc.(1)	41,600	5,705
Globe Telecom, Inc.	421	13,395
GT Capital Holdings, Inc.	2,810	28,398
International Container Terminal Services, Inc.	9,240	33,771
Jollibee Foods Corp.	8,540	35,727
LT Group, Inc.	20,600	3,319
Manila Electric Co.	2,390	14,515
Megaworld Corp.	368,000	12,931
Metropolitan Bank & Trust Co.	52,360	51,027
Monde Nissin Corp.	22,000	2,796
PLDT, Inc., ADR	973	19,859
Puregold Price Club, Inc.	32,500	16,015
Robinsons Land Corp.	43,400	11,199
Robinsons Retail Holdings, Inc.	840	734
Security Bank Corp.	12,800	18,194
SM Investments Corp.	1,130	16,611
SM Prime Holdings, Inc.	28,400	14,644
Universal Robina Corp.	6,200	12,238
Wilcon Depot, Inc.	20,200	7,917
		430,898
35

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Poland — 1.0%
Alior Bank SA(1)	3,549	$48,250
Allegro.eu SA(1)	2,110	16,877
AmRest Holdings SE(1)	1,970	13,098
Asseco Poland SA	475	8,438
Bank Handlowy w Warszawie SA	66	1,384
Bank Millennium SA(1)	17,448	25,685
Bank Polska Kasa Opieki SA	1,187	30,988
Budimex SA	250	27,199
CCC SA(1)	1,626	17,551
CD Projekt SA	604	21,559
Cyfrowy Polsat SA	666	2,189
Dino Polska SA(1)	314	28,794
KGHM Polska Miedz SA	1,466	40,425
KRUK SA(1)	530	51,360
LiveChat Software SA	370	11,989
LPP SA	13	43,734
mBank SA(1)	188	19,525
Orange Polska SA	21,344	37,020
Powszechna Kasa Oszczednosci Bank Polski SA(1)	3,196	28,862
Powszechny Zaklad Ubezpieczen SA	3,525	35,302
Santander Bank Polska SA(1)	441	39,676
TEN Square Games SA	24	477
Warsaw Stock Exchange	116	1,032
XTB SA	1,678	13,467
		564,881
Singapore†
Super Hi International Holding Ltd.(1)	1,500	2,604
South Africa — 3.7%
Absa Group Ltd.	9,956	95,991
AECI Ltd.	4,838	27,619
Anglo American Platinum Ltd.	366	12,764
AngloGold Ashanti Ltd., ADR	5,932	100,844
Aspen Pharmacare Holdings Ltd.	5,676	51,786
Astral Foods Ltd.	1,219	11,036
AVI Ltd.	4,867	18,622
Barloworld Ltd.	4,158	18,650
Bid Corp. Ltd.	1,751	39,316
Bidvest Group Ltd.	1,838	27,731
Capitec Bank Holdings Ltd.	303	25,412
Clicks Group Ltd.	3,595	52,047
Coronation Fund Managers Ltd.	7,250	12,269
Curro Holdings Ltd.	12,198	6,443
DataTec Ltd.	7,041	13,658
Dis-Chem Pharmacies Ltd.	4,826	6,094
Discovery Ltd.(1)	3,836	29,772
FirstRand Ltd.	34,957	135,822
Foschini Group Ltd.(2)	6,444	35,566
Gold Fields Ltd., ADR	9,957	125,757
Grindrod Ltd.	30,545	17,213
Impala Platinum Holdings Ltd.	10,823	55,718
36

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Investec Ltd.	3,564	$20,909
JSE Ltd.	1,034	5,268
KAP Ltd.	60,434	7,945
Kumba Iron Ore Ltd.	626	13,708
Life Healthcare Group Holdings Ltd.	24,861	28,167
Merafe Resources Ltd.	24,876	1,829
Momentum Metropolitan Holdings	45,116	48,010
Mr Price Group Ltd.	2,419	16,930
MTN Group Ltd.	16,716	106,300
MultiChoice Group	6,735	27,983
Naspers Ltd., N Shares	595	100,992
Nedbank Group Ltd.	5,874	67,237
NEPI Rockcastle NV	8,241	49,198
Netcare Ltd.	21,250	14,894
Ninety One Ltd.	3,606	7,626
Northam Platinum Holdings Ltd.(1)	2,441	16,141
Oceana Group Ltd.	54	198
Old Mutual Ltd.	136,087	91,143
Omnia Holdings Ltd.	7,035	20,243
OUTsurance Group Ltd.	6,900	14,633
Pepkor Holdings Ltd.	12,142	10,471
Pick n Pay Stores Ltd.(2)	5,204	9,608
PPC Ltd.(1)	28,548	3,916
PSG Financial Services Ltd.	6,160	4,553
Raubex Group Ltd.	1,141	1,562
Remgro Ltd.	6,683	56,049
Reunert Ltd.	2,135	6,780
RMB Holdings Ltd.	14,659	372
Sanlam Ltd.	17,068	61,359
Santam Ltd.	460	7,242
Sappi Ltd.	18,015	38,189
Shoprite Holdings Ltd.	3,257	45,456
Sibanye Stillwater Ltd., ADR(2)	9,571	57,905
Standard Bank Group Ltd.	9,160	93,523
Telkom SA SOC Ltd.(1)	10,945	15,718
Transaction Capital Ltd.	1,594	544
Truworths International Ltd.	9,275	35,596
Vodacom Group Ltd.	3,824	21,812
Wilson Bayly Holmes-Ovcon Ltd.(1)	48	290
Woolworths Holdings Ltd.	10,948	43,026
Zeda Ltd.(1)	5,064	3,185
		2,096,640
South Korea — 13.9%
Aekyung Chemical Co. Ltd.	845	10,070
Aekyung Industrial Co. Ltd.	22	339
AfreecaTV Co. Ltd.	182	11,231
Agabang&Company(1)	104	264
Ahnlab, Inc.	19	932
Aju IB Investment Co. Ltd.	40	67
Alteogen, Inc.(1)	72	2,461
Amorepacific Corp.	218	22,049
37

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
AMOREPACIFIC Group	330	$8,386
Ananti, Inc.(1)	2,338	14,451
Asiana Airlines, Inc.(1)	798	6,692
BGF Co. Ltd.	183	501
BGF retail Co. Ltd.	124	14,662
BH Co. Ltd.	1,314	23,913
Binex Co. Ltd.(1)	241	1,615
Bioneer Corp.(1)	219	7,087
BNK Financial Group, Inc.	11,943	61,566
Boryung	641	4,549
Bukwang Pharmaceutical Co. Ltd.(1)	313	1,598
Byucksan Corp.	247	674
Celltrion Healthcare Co. Ltd.	329	16,098
Celltrion, Inc.	349	37,980
Chabiotech Co. Ltd.(1)	409	5,439
Cheil Worldwide, Inc.	928	13,229
Chong Kun Dang Pharmaceutical Corp.	60	3,942
Chunbo Co. Ltd.	35	3,979
CJ CGV Co. Ltd.(1)	557	3,307
CJ CheilJedang Corp.	161	36,382
CJ ENM Co. Ltd.(1)	366	16,104
CJ Logistics Corp.	168	10,020
Classys, Inc.	220	6,440
CMG Pharmaceutical Co. Ltd.(1)	422	779
Com2uSCorp	75	2,686
Coreana Cosmetics Co. Ltd.(1)	63	232
CosmoAM&T Co. Ltd.(1)	66	7,857
Cosmochemical Co. Ltd.(1)	322	10,563
Coway Co. Ltd.	1,357	44,310
COWELL FASHION Co. Ltd.	644	3,494
CS Wind Corp.	247	11,851
Cuckoo Homesys Co. Ltd.	229	3,931
Dae Han Flour Mills Co. Ltd.	6	594
Daeduck Electronics Co. Ltd.	1,550	33,808
Daewoo Engineering & Construction Co. Ltd.(1)	4,420	15,361
Daewoong Co. Ltd.	334	3,599
Daewoong Pharmaceutical Co. Ltd.	35	2,760
Daishin Securities Co. Ltd.	1,108	12,066
Danal Co. Ltd.(1)	122	354
Daol Investment & Securities Co. Ltd.	1,893	5,788
Daou Technology, Inc.	278	3,903
DB HiTek Co. Ltd.	1,435	57,962
DB Insurance Co. Ltd.	1,323	81,705
Dentium Co. Ltd.	103	9,610
DGB Financial Group, Inc.	4,894	27,743
DI Dong Il Corp.	403	7,169
DL E&C Co. Ltd.	1,023	23,959
DL Holdings Co. Ltd.	161	4,648
DN Automotive Corp.	86	5,772
Dong-A Socio Holdings Co. Ltd.	11	810
DongKook Pharmaceutical Co. Ltd.	217	2,310
38

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Dongwha Enterprise Co. Ltd.(1)	50	$1,352
Dongwon Development Co. Ltd.	33	86
Doosan Bobcat, Inc.	584	23,731
Doosan Co. Ltd.	6	533
Doosan Enerbility Co. Ltd.(1)	2,829	38,936
Doosan Fuel Cell Co. Ltd.(1)	117	2,187
DoubleUGames Co. Ltd.	227	7,328
Douzone Bizon Co. Ltd.	391	10,017
Dreamtech Co. Ltd.	427	4,049
Duk San Neolux Co. Ltd.(1)	113	3,648
Echo Marketing, Inc.	508	3,937
Ecopro BM Co. Ltd.	131	32,081
Ecopro HN Co. Ltd.	244	17,114
E-MART, Inc.	419	23,366
Eo Technics Co. Ltd.	208	26,599
Eugene Technology Co. Ltd.	90	2,337
F&F Co. Ltd.	183	14,240
Fila Holdings Corp.	386	11,052
Genexine, Inc.(1)	113	858
GOLFZON Co. Ltd.	202	13,965
Gradiant Corp.	390	4,177
Green Cross Corp.	28	2,447
GS Engineering & Construction Corp.	851	9,342
GS Retail Co. Ltd.	1,212	21,673
Hana Financial Group, Inc.	5,685	169,883
Hana Materials, Inc.	364	12,197
Hana Micron, Inc.	343	5,499
Handsome Co. Ltd.	153	2,195
Hanjin Transportation Co. Ltd.	134	2,153
Hankook Tire & Technology Co. Ltd.	939	27,486
Hanmi Pharm Co. Ltd.	74	16,480
Hanmi Semiconductor Co. Ltd.	497	22,426
Hanon Systems	1,678	11,553
Hansae Co. Ltd.	851	12,554
Hansol Chemical Co. Ltd.	157	19,149
Hansol Technics Co. Ltd.	3,836	18,819
Hanssem Co. Ltd.	81	3,624
Hanwha Aerospace Co. Ltd.	1,151	99,158
Hanwha Galleria Corp.(1)	853	852
Hanwha General Insurance Co. Ltd.(1)	3,225	10,214
Hanwha Investment & Securities Co. Ltd.(1)	1,411	2,670
Hanwha Life Insurance Co. Ltd.(1)	12,413	23,592
Hanwha Ocean Co. Ltd.(1)	142	4,117
Hanwha Solutions Corp.(1)	756	20,809
Hanwha Systems Co. Ltd.	520	5,276
HD Hyundai Construction Equipment Co. Ltd.	251	13,497
HD Hyundai Electric Co. Ltd.	295	15,690
HD Hyundai Heavy Industries Co. Ltd.(1)	55	5,435
HD Hyundai Infracore Co. Ltd.	2,501	19,878
HDC Hyundai Development Co-Engineering & Construction, E Shares	2,375	18,522
39

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Helixmith Co. Ltd.(1)	119	$449
Hite Jinro Co. Ltd.	950	13,938
HL Holdings Corp.	51	1,384
HL Mando Co. Ltd.	1,140	36,089
HMM Co. Ltd.	4,613	58,072
Homecast Co. Ltd.(1)	823	2,801
Hotel Shilla Co. Ltd.	411	27,378
Hugel, Inc.(1)	52	4,410
Humasis Co. Ltd.(1)	6,180	11,743
Humax Co. Ltd.(1)	333	882
Humedix Co. Ltd.	72	2,202
Hwaseung Enterprise Co. Ltd.	36	208
HYBE Co. Ltd.(1)	140	26,732
Hyosung Chemical Corp.(1)	3	239
Hyosung Corp.	86	4,122
Hyosung Heavy Industries Corp.(1)	83	12,571
Hyosung TNC Corp.	101	25,249
Hyundai Autoever Corp.	70	9,293
Hyundai Corp.	447	6,729
Hyundai Department Store Co. Ltd.	437	22,924
Hyundai Elevator Co. Ltd.	394	13,407
Hyundai Engineering & Construction Co. Ltd.	1,173	31,462
Hyundai Futurenet Co. Ltd.	86	204
Hyundai GF Holdings	506	1,405
Hyundai Green Food(1)	269	2,559
Hyundai Home Shopping Network Corp.	59	1,946
Hyundai Marine & Fire Insurance Co. Ltd.	1,931	44,153
Hyundai Mipo Dockyard Co. Ltd.(1)	178	12,236
Hyundai Mobis Co. Ltd.	513	89,562
Hyundai Motor Co.	1,840	262,907
Hyundai Wia Corp.	547	23,804
Ilyang Pharmaceutical Co. Ltd.	202	2,446
iMarketKorea, Inc.	319	2,231
Industrial Bank of Korea	6,138	49,934
Innocean Worldwide, Inc.	195	5,995
Innox Advanced Materials Co. Ltd.	492	14,135
Insun ENT Co. Ltd.(1)	304	1,934
Interflex Co. Ltd.(1)	83	652
INTOPS Co. Ltd.	605	13,510
iNtRON Biotechnology, Inc.(1)	184	1,476
IS Dongseo Co. Ltd.(1)	786	18,857
i-SENS, Inc.	487	12,224
ISU Chemical Co. Ltd.	305	4,694
ISU Specialty Chemical(1)	75	15,902
JB Financial Group Co. Ltd.	3,585	26,309
Jeisys Medical, Inc.(1)	1,508	15,987
Jeju Air Co. Ltd.(1)	983	9,625
Jin Air Co. Ltd.(1)	287	2,843
Jusung Engineering Co. Ltd.	1,549	32,032
JW Pharmaceutical Corp.	139	4,838
JYP Entertainment Corp.	369	31,295
40

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
K Car Co. Ltd.	629	$5,732
Kakao Corp.	859	31,175
Kakao Games Corp.(1)	78	1,676
KakaoBank Corp.	670	13,327
KB Financial Group, Inc., ADR(2)	5,673	229,019
KC Co. Ltd.	71	942
KC Tech Co. Ltd.	77	1,271
KCC Corp.	82	13,536
KCC Glass Corp.	147	4,652
KEPCO Engineering & Construction Co., Inc.	61	3,052
KG Chemical Corp.	975	6,013
KG Dongbusteel	1,511	9,485
KG Eco Technology Service Co. Ltd.	1,102	12,901
KH Vatec Co. Ltd.	267	3,033
Kia Corp.	4,647	281,673
KISCO Corp.	93	417
KIWOOM Securities Co. Ltd.	427	33,326
Koh Young Technology, Inc.	681	6,686
Kolmar BNH Co. Ltd.	112	1,565
Kolon Industries, Inc.	198	7,599
KONA I Co. Ltd.(1)	292	3,663
Korea Investment Holdings Co. Ltd.	961	37,749
Korea Petrochemical Ind Co. Ltd.	91	8,846
Korea Real Estate Investment & Trust Co. Ltd.	1,631	1,530
Korea United Pharm, Inc.	111	2,285
Korean Air Lines Co. Ltd.	3,157	54,367
Korean Reinsurance Co.	1,543	9,244
Krafton, Inc.(1)	259	30,323
KT Corp.	1,216	30,331
KT Skylife Co. Ltd.	319	1,532
Kukjeon Pharmaceutical Co. Ltd.(1)	13	68
Kum Yang Co. Ltd.(1)	480	46,741
Kumho Petrochemical Co. Ltd.	492	46,389
Kumho Tire Co., Inc.(1)	2,438	9,112
Kyung Dong Navien Co. Ltd.	383	15,192
LEENO Industrial, Inc.	207	26,278
LF Corp.	203	2,238
LG Display Co. Ltd., ADR(1)	12,834	64,427
LG Electronics, Inc.	2,098	156,136
LG Energy Solution Ltd.(1)	86	35,347
LG H&H Co. Ltd.	63	22,108
LG Innotek Co. Ltd.	184	37,513
LG Uplus Corp.	6,459	51,031
Lotte Chemical Corp.	245	25,285
Lotte Data Communication Co.	27	549
LOTTE Fine Chemical Co. Ltd.	549	25,062
LOTTE Himart Co. Ltd.	6	45
Lotte Rental Co. Ltd.	672	14,099
Lotte Shopping Co. Ltd.	183	9,822
LS Corp.	194	15,697
LS Electric Co. Ltd.	163	12,290
41

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
LVMC Holdings(1)	3,944	$7,705
LX Hausys Ltd.	49	1,895
LX Holdings Corp.	2,166	13,284
LX Semicon Co. Ltd.	339	22,808
Maeil Dairies Co. Ltd.	36	1,214
Mcnex Co. Ltd.	268	5,892
Medytox, Inc.	73	13,642
MegaStudyEdu Co. Ltd.	330	12,847
Meritz Financial Group, Inc.	2,549	105,338
Mirae Asset Securities Co. Ltd.	4,651	23,410
Myoung Shin Industrial Co. Ltd.(1)	1,134	18,290
NAVER Corp.	576	93,238
NCSoft Corp.	178	33,818
Neowiz(1)	668	17,794
NEPES Corp.(1)	403	5,386
Netmarble Corp.(1)	185	5,990
Nexen Tire Corp.	499	3,006
NEXTIN, Inc.	149	9,172
NH Investment & Securities Co. Ltd.	2,552	19,870
NHN Corp.(1)	602	11,830
NHN KCP Corp.	879	6,040
NICE Holdings Co. Ltd.	243	2,580
NICE Information Service Co. Ltd.	459	3,400
NongShim Co. Ltd.	39	13,517
OCI Co. Ltd.(1)	125	12,034
OCI Holdings Co. Ltd.	647	44,999
Ottogi Corp.	21	5,843
Pan Ocean Co. Ltd.	9,885	33,318
Park Systems Corp.	42	5,711
Partron Co. Ltd.	1,043	6,394
Pearl Abyss Corp.(1)	43	1,569
PharmaResearch Co. Ltd.	43	4,708
PI Advanced Materials Co. Ltd.	113	2,535
Pulmuone Co. Ltd.	21	180
RFHIC Corp.	31	408
S&S Tech Corp.	167	5,974
S-1 Corp.	166	7,004
Sam Young Electronics Co. Ltd.	51	344
Samsung Biologics Co. Ltd.(1)	69	38,441
Samsung C&T Corp.	472	37,344
Samsung Electro-Mechanics Co. Ltd.	923	94,389
Samsung Electronics Co. Ltd., GDR	1,205	1,518,766
Samsung Fire & Marine Insurance Co. Ltd.	736	137,103
Samsung Heavy Industries Co. Ltd.(1)	6,279	41,812
Samsung Life Insurance Co. Ltd.	794	40,582
Samsung Pharmaceutical Co. Ltd.(1)	37	81
Samsung SDI Co. Ltd.	305	141,459
Samsung SDS Co. Ltd.	233	25,005
Samsung Securities Co. Ltd.	1,912	53,964
Samwha Capacitor Co. Ltd.	47	1,412
Sangsangin Co. Ltd.(1)	827	2,879
42

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
SBW Life Sciences Co. Ltd.(1)	436	$168
SD Biosensor, Inc.	1,269	12,002
SeAH Steel Corp.	79	8,318
SeAH Steel Holdings Corp.	91	12,785
Sebang Co. Ltd.	290	2,719
Sebang Global Battery Co. Ltd.	143	6,474
Seegene, Inc.	836	14,019
Seobu T&D	924	6,875
Seojin System Co. Ltd.(1)	300	3,648
Seoul Semiconductor Co. Ltd.	1,284	11,457
SFA Engineering Corp.	338	8,493
SFA Semicon Co. Ltd.(1)	644	2,430
Shinhan Financial Group Co. Ltd., ADR(2)	6,968	187,439
Shinsegae International, Inc.	226	3,226
Shinsegae, Inc.	208	31,900
SK Bioscience Co. Ltd.(1)	159	8,838
SK Chemicals Co. Ltd.	123	5,847
SK D&D Co. Ltd.	412	6,730
SK Hynix, Inc.	4,601	423,063
SK IE Technology Co. Ltd.(1)	301	20,524
SK Networks Co. Ltd.	4,700	25,621
SK Securities Co. Ltd.	4,323	2,121
SK Telecom Co. Ltd., ADR	66	1,325
SKC Co. Ltd.	112	7,740
SL Corp.	159	4,300
SM Entertainment Co. Ltd.	184	19,121
SNT Dynamics Co. Ltd.	963	8,006
Soulbrain Co. Ltd.	111	19,079
Soulbrain Holdings Co. Ltd.	5	148
SPG Co. Ltd.	437	10,811
ST Pharm Co. Ltd.	36	2,209
STIC Investments, Inc.	42	242
Sun Kwang Co. Ltd.	52	763
Sung Kwang Bend Co. Ltd.	273	3,150
Sungwoo Hitech Co. Ltd.	1,622	12,388
Taewoong Co. Ltd.(1)	105	1,846
Taihan Electric Wire Co. Ltd.(1)	203	2,025
TES Co. Ltd.	133	1,975
TK Corp.	252	3,914
TKG Huchems Co. Ltd.	432	7,232
Tongyang Life Insurance Co. Ltd.(1)	1,401	4,679
Tway Air Co. Ltd.(1)	2,003	4,032
Value Added Technology Co. Ltd.	33	856
Vidente Co. Ltd.(1)	312	784
Webzen, Inc.	98	1,053
Wemade Co. Ltd.	382	10,410
WONIK IPS Co. Ltd.	501	11,669
Wonik QnC Corp.	472	10,012
Woongjin Thinkbig Co. Ltd.	2,718	5,043
Woori Financial Group, Inc.	14,504	130,482
Woori Technology Investment Co. Ltd.(1)	1,267	3,352
43

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
W-Scope Chungju Plant Co. Ltd.(1)	317	$15,800
YG Entertainment, Inc.	220	13,553
Youngone Corp.	842	34,173
Youngone Holdings Co. Ltd.	241	13,656
Yuhan Corp.	184	10,128
Zinus, Inc.	218	4,350
		7,952,019
Taiwan — 17.9%
Ability Enterprise Co. Ltd.	1,000	729
AcBel Polytech, Inc.	1,299	1,888
Accton Technology Corp.	1,000	14,914
Acer, Inc.	49,000	56,182
ACES Electronic Co. Ltd.	1,000	872
Acon Holding, Inc.(1)	5,000	1,583
Acter Group Corp. Ltd.	4,000	19,630
ADATA Technology Co. Ltd.	8,000	21,756
Advanced International Multitech Co. Ltd.	4,000	9,504
Advanced Wireless Semiconductor Co.(1)	1,000	3,039
Advancetek Enterprise Co. Ltd.	1,000	1,073
Advantech Co. Ltd.	1,099	11,827
AGV Products Corp.	2,000	796
Allied Supreme Corp.	1,000	8,773
Alltek Technology Corp.	1,080	1,176
Alltop Technology Co. Ltd.	1,000	5,372
Alpha Networks, Inc.	8,000	9,952
Altek Corp.	1,000	1,115
Amazing Microelectronic Corp.	3,040	10,378
Ampire Co. Ltd.	1,000	1,150
AMPOC Far-East Co. Ltd.	5,000	10,429
AmTRAN Technology Co. Ltd.	29,200	11,173
Anpec Electronics Corp.	1,000	4,256
Aopen, Inc.	1,000	2,294
Apacer Technology, Inc.	1,000	1,684
Apex International Co. Ltd.	1,000	1,790
Arcadyan Technology Corp.	3,000	13,979
Ardentec Corp.	15,000	29,361
Argosy Research, Inc.	1,000	4,258
ASE Technology Holding Co. Ltd., ADR(2)	18,958	155,835
Asia Optical Co., Inc.	6,000	12,005
Asia Pacific Telecom Co. Ltd.(1)	10,000	1,955
Asia Polymer Corp.	9,000	7,142
Asia Vital Components Co. Ltd.	6,382	66,766
ASROCK, Inc.	2,000	14,620
Asustek Computer, Inc.	10,000	125,990
AUO Corp.(1)	129,600	72,370
AURAS Technology Co. Ltd.	1,000	8,956
Avermedia Technologies	1,000	668
Bafang Yunji International Co. Ltd.	1,000	5,278
Bank of Kaohsiung Co. Ltd.(1)	2,121	832
Basso Industry Corp.	1,000	1,227
BenQ Materials Corp.	3,000	3,347
44

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
BenQ Medical Technology Corp.	1,000	$1,790
Bioteque Corp.	1,000	3,401
Capital Securities Corp.	21,000	9,746
Career Technology MFG. Co. Ltd.	10,000	7,117
Catcher Technology Co. Ltd.	14,000	79,211
Cathay Financial Holding Co. Ltd.	71,611	102,392
Center Laboratories, Inc.	2,000	3,228
Central Reinsurance Co. Ltd.(1)	1,000	737
Chailease Holding Co. Ltd.	2,091	11,656
Chang Hwa Commercial Bank Ltd.	39,114	21,227
Chang Wah Electromaterials, Inc.	3,000	2,865
Chang Wah Technology Co. Ltd.	1,000	1,094
Channel Well Technology Co. Ltd.	8,000	21,448
CHC Healthcare Group	1,000	1,691
Cheng Loong Corp.	18,000	16,134
Cheng Mei Materials Technology Corp.(1)	28,892	10,884
Cheng Shin Rubber Industry Co. Ltd.	26,000	32,299
Cheng Uei Precision Industry Co. Ltd.	6,000	8,793
Chenming Electronic Technology Corp.	6,000	8,317
Chicony Electronics Co. Ltd.	12,000	38,910
Chicony Power Technology Co. Ltd.	1,000	3,671
China Bills Finance Corp.	11,000	5,059
China Chemical & Pharmaceutical Co. Ltd.	2,000	1,453
China Container Terminal Corp.	1,000	652
China General Plastics Corp.	3,000	2,272
China Man-Made Fiber Corp.(1)	4,000	1,000
China Metal Products	10,000	11,307
China Motor Corp.	4,000	11,278
China Steel Chemical Corp.	1,000	3,434
China Wire & Cable Co. Ltd.	1,000	1,161
Chinese Maritime Transport Ltd.	2,000	2,525
Chin-Poon Industrial Co. Ltd.	13,000	16,013
Chipbond Technology Corp.	13,000	28,458
ChipMOS Technologies, Inc.	21,000	25,257
Chlitina Holding Ltd.	1,000	5,943
Chong Hong Construction Co. Ltd.	1,000	2,268
Chroma ATE, Inc.	2,000	17,496
Chung-Hsin Electric & Machinery Manufacturing Corp.	15,000	53,423
Chunghwa Chemical Synthesis & Biotech Co. Ltd.	1,000	1,941
Chunghwa Precision Test Tech Co. Ltd.	1,000	16,026
Chunghwa Telecom Co. Ltd., ADR	1,335	48,634
Cleanaway Co. Ltd.	2,000	11,545
Clevo Co.	10,000	9,877
CMC Magnetics Corp.	40,400	15,823
Collins Co. Ltd.	1,000	550
Compal Electronics, Inc.	60,000	59,907
Compeq Manufacturing Co. Ltd.	22,000	31,222
Concord International Securities Co. Ltd.	11,000	7,293
Concord Securities Co. Ltd.(1)	2,000	890
Continental Holdings Corp.	8,000	6,677
Coremax Corp.	2,000	4,621
45

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Coretronic Corp.	10,000	$24,772
Co-Tech Development Corp.	6,000	12,930
Creative Sensor, Inc.	6,000	5,542
CSBC Corp. Taiwan(1)	1,000	728
CTBC Financial Holding Co. Ltd.	159,000	118,840
CTCI Corp.	11,000	13,614
DA CIN Construction Co. Ltd.	1,000	1,047
Da-Li Development Co. Ltd.	6,300	5,950
Darfon Electronics Corp.	6,000	8,202
Darwin Precisions Corp.	1,000	466
Daxin Materials Corp.	3,000	10,562
Delpha Construction Co. Ltd.	1,000	791
Delta Electronics, Inc.	4,000	43,228
Depo Auto Parts Ind Co. Ltd.	2,000	7,614
Dimerco Data System Corp.	4,000	13,057
Dimerco Express Corp.	6,300	15,164
D-Link Corp.	3,000	2,355
Dynamic Holding Co. Ltd.	13,000	23,127
Dynapack International Technology Corp.	5,000	12,551
E Ink Holdings, Inc.	1,000	5,716
E.Sun Financial Holding Co. Ltd.	39,735	30,473
Eclat Textile Co. Ltd.	1,000	15,932
Elan Microelectronics Corp.	4,000	15,055
Elite Advanced Laser Corp.	2,000	2,608
Elite Material Co. Ltd.	5,000	68,298
Elitegroup Computer Systems Co. Ltd.	11,000	13,588
eMemory Technology, Inc.	1,000	56,650
Emerging Display Technologies Corp.	1,000	1,060
Eson Precision Ind Co. Ltd.	5,000	10,272
Eternal Materials Co. Ltd.	11,850	10,800
Etron Technology, Inc.	49	63
Evergreen International Storage & Transport Corp.	6,000	5,359
Evergreen Marine Corp. Taiwan Ltd.	12,800	42,746
EVERGREEN Steel Corp.	1,000	2,143
Everlight Chemical Industrial Corp.	2,000	1,208
Everlight Electronics Co. Ltd.	7,000	10,076
Excelliance Mos Corp.	1,000	3,618
Excelsior Medical Co. Ltd.	5,302	14,850
Far Eastern Department Stores Ltd.	18,000	13,384
Far Eastern International Bank	34,684	12,562
Far Eastern New Century Corp.	48,000	42,372
Far EasTone Telecommunications Co. Ltd.	5,000	11,090
Farglory F T Z Investment Holding Co. Ltd.	2,200	3,868
Farglory Land Development Co. Ltd.	4,000	6,978
Feedback Technology Corp.	1,000	2,820
Feng TAY Enterprise Co. Ltd.	1,120	5,895
First Financial Holding Co. Ltd.	34,402	28,393
First Hi-Tec Enterprise Co. Ltd.	3,000	8,361
First Steamship Co. Ltd.(1)	16,000	4,240
Fitipower Integrated Technology, Inc.	3,000	13,477
Fittech Co. Ltd.	4,000	8,282
46

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
FLEXium Interconnect, Inc.	8,000	$22,793
Flytech Technology Co. Ltd.	1,000	2,110
FocalTech Systems Co. Ltd.	1,000	2,266
Forcecon Tech Co. Ltd.	3,000	12,757
Formosa Advanced Technologies Co. Ltd.	8,000	9,871
Formosa Laboratories, Inc.	2,000	5,372
Formosan Union Chemical	13,000	8,604
Foxsemicon Integrated Technology, Inc.	2,000	11,428
Franbo Lines Corp.	1,000	492
Froch Enterprise Co. Ltd.	4,000	2,315
FSP Technology, Inc.	7,000	11,179
Fubon Financial Holding Co. Ltd.	52,150	103,996
Fulgent Sun International Holding Co. Ltd.	3,000	12,123
Fulltech Fiber Glass Corp.	8,189	3,415
Fusheng Precision Co. Ltd.	2,000	12,426
G Shank Enterprise Co. Ltd.	3,000	4,478
Gamania Digital Entertainment Co. Ltd.	3,000	6,376
Gemtek Technology Corp.	6,000	7,020
General Interface Solution Holding Ltd.	7,000	13,590
Genius Electronic Optical Co. Ltd.	2,000	23,997
Getac Holdings Corp.	7,000	15,425
Giant Manufacturing Co. Ltd.	1,000	6,138
Gigabyte Technology Co. Ltd.	13,000	138,482
Global Brands Manufacture Ltd.	6,000	10,677
Global Mixed Mode Technology, Inc.	2,000	14,566
Globalwafers Co. Ltd.	4,000	57,444
Gloria Material Technology Corp.	2,000	2,831
Gold Circuit Electronics Ltd.	8,800	59,202
Gordon Auto Body Parts	1,000	689
Gourmet Master Co. Ltd.	2,000	7,084
Grand Fortune Securities Co. Ltd.	2,200	880
Grand Pacific Petrochemical	31,000	16,344
Grand Process Technology Corp.	1,000	16,630
Grape King Bio Ltd.	4,000	19,304
Greatek Electronics, Inc.	5,000	9,090
Group Up Industrial Co. Ltd.	4,000	21,103
GTM Holdings Corp.	1,000	888
Hai Kwang Enterprise Corp.(1)	1,050	583
Hannstar Board Corp.	11,000	19,015
HannStar Display Corp.(1)	41,000	15,745
HannsTouch Holdings Co.(1)	12,000	3,709
Highwealth Construction Corp.	3,100	4,182
Hiroca Holdings Ltd.	1,000	1,174
Hitron Technology, Inc.	9,000	10,870
Hiwin Technologies Corp.	3,030	19,456
Ho Tung Chemical Corp.	4,000	1,076
Hocheng Corp.	8,000	5,332
Holtek Semiconductor, Inc.	2,000	3,949
Holy Stone Enterprise Co. Ltd.	1,050	3,229
Hon Hai Precision Industry Co. Ltd.	89,000	297,148
Hong TAI Electric Industrial	1,000	795
47

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Horizon Securities Co. Ltd.(1)	1,060	$379
Hotai Finance Co. Ltd.	2,200	8,871
Hotai Motor Co. Ltd.	1,020	21,696
HTC Corp.(1)	1,000	1,654
Hua Nan Financial Holdings Co. Ltd.	27,578	17,745
Huaku Development Co. Ltd.	5,000	14,050
Huang Hsiang Construction Corp.	1,000	1,230
Hung Sheng Construction Ltd.	10,000	5,996
Ibase Technology, Inc.	1,000	3,212
IBF Financial Holdings Co. Ltd.(1)	42,673	15,929
Ichia Technologies, Inc.	7,000	10,298
I-Chiun Precision Industry Co. Ltd.	8,000	10,328
IEI Integration Corp.	3,000	7,653
Infortrend Technology, Inc.	6,000	3,983
Innodisk Corp.	2,039	17,895
Innolux Corp.	162,782	73,737
Inpaq Technology Co. Ltd.	1,000	1,717
Insyde Software Corp.	2,000	9,119
Integrated Service Technology, Inc.	2,000	6,546
International CSRC Investment Holdings Co.	17,000	10,755
International Games System Co. Ltd.	2,000	36,055
Inventec Corp.	37,000	65,181
Iron Force Industrial Co. Ltd.	4,000	11,025
ITE Technology, Inc.	2,000	8,978
Jarllytec Co. Ltd.	1,000	2,972
Kaimei Electronic Corp.	800	1,602
Kaori Heat Treatment Co. Ltd.	1,000	9,645
KEE TAI Properties Co. Ltd.	9,000	4,054
Kenda Rubber Industrial Co. Ltd.	2,100	1,987
Kenmec Mechanical Engineering Co. Ltd.	5,000	12,667
Kerry TJ Logistics Co. Ltd.	1,000	1,194
Kindom Development Co. Ltd.	8,000	8,141
King Yuan Electronics Co. Ltd.	27,000	64,917
King's Town Bank Co. Ltd.	10,000	11,591
Kinik Co.	1,000	4,061
Kinpo Electronics	30,000	15,122
Kinsus Interconnect Technology Corp.	4,000	13,270
KMC Kuei Meng International, Inc.	1,000	4,452
KNH Enterprise Co. Ltd.	2,000	1,160
Ko Ja Cayman Co. Ltd.	1,000	1,471
KS Terminals, Inc.	4,000	9,198
Kuo Toong International Co. Ltd.	12,000	11,477
Kwong Lung Enterprise Co. Ltd.	1,000	1,715
LandMark Optoelectronics Corp.	1,000	3,148
Lanner Electronics, Inc.(1)	3,000	9,957
Largan Precision Co. Ltd.	1,000	64,229
Lealea Enterprise Co. Ltd.(1)	8,320	2,729
LEE CHI Enterprises Co. Ltd.	1,000	508
Lien Hwa Industrial Holdings Corp.	2,193	4,209
Lingsen Precision Industries Ltd.	25,000	14,939
Lite-On Technology Corp.	36,000	153,902
48

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Longchen Paper & Packaging Co. Ltd.	11,000	$5,139
Longwell Co.	5,000	8,919
Lotes Co. Ltd.	1,025	27,700
Lotus Pharmaceutical Co. Ltd.	2,000	15,853
Lung Yen Life Service Corp.(1)	1,000	1,128
Macroblock, Inc.	1,000	2,867
Macronix International Co. Ltd.	37,000	39,082
Marketech International Corp.	3,000	12,997
Materials Analysis Technology, Inc.	1,051	10,007
MediaTek, Inc.	8,000	176,428
Mega Financial Holding Co. Ltd.	31,474	35,422
Mercuries Life Insurance Co. Ltd.(1)	26,000	4,292
Merry Electronics Co. Ltd.	5,000	13,507
Micro-Star International Co. Ltd.	17,000	85,009
Mitac Holdings Corp.	17,000	21,552
MOSA Industrial Corp.	12,000	9,937
Mosel Vitelic, Inc.	2,000	2,264
MPI Corp.	3,000	18,510
My Humble House Hospitality Management Consulting(1)	3,000	3,951
Nan Pao Resins Chemical Co. Ltd.	2,000	12,488
Nan Ya Printed Circuit Board Corp.	4,000	30,210
Nantex Industry Co. Ltd.	1,000	1,142
Nanya Technology Corp.	17,000	35,422
Nexcom International Co. Ltd.(1)	8,000	12,589
Nichidenbo Corp.	6,000	9,993
Nidec Chaun-Choung Technology Corp.	1,000	4,815
Nien Hsing Textile Co. Ltd.	2,000	1,214
Nien Made Enterprise Co. Ltd.	1,000	9,372
Novatek Microelectronics Corp.	9,000	112,508
Nuvoton Technology Corp.	1,000	3,860
O-Bank Co. Ltd.	20,000	5,959
Oneness Biotech Co. Ltd.	137	853
Optimax Technology Corp.	8,000	6,644
Orient Semiconductor Electronics Ltd.	21,000	30,989
Oriental Union Chemical Corp.	3,000	1,906
O-TA Precision Industry Co. Ltd.	3,000	8,561
Pan Jit International, Inc.	2,000	4,017
Pan-International Industrial Corp.	9,000	10,571
Pegatron Corp.	24,000	58,689
Phison Electronics Corp.	3,000	39,779
Phoenix Silicon International Corp.	2,060	3,627
Pixart Imaging, Inc.	2,000	7,994
Pou Chen Corp.	15,000	13,459
Powerchip Semiconductor Manufacturing Corp.	59,000	51,455
Powertech Technology, Inc.	18,000	56,221
Poya International Co. Ltd.	1,010	15,391
President Chain Store Corp.	4,000	33,542
President Securities Corp.	3,000	1,840
Primax Electronics Ltd.	10,000	20,768
Prince Housing & Development Corp.	1,000	329
Promate Electronic Co. Ltd.	1,000	1,384
49

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Qisda Corp.	15,000	$21,047
Quanta Computer, Inc.	18,000	142,681
Quanta Storage, Inc.	9,000	27,702
Quintain Steel Co. Ltd.	18,720	8,195
Radiant Opto-Electronics Corp.	15,000	56,216
Raydium Semiconductor Corp.	1,000	10,080
Realtek Semiconductor Corp.	4,000	52,273
Rechi Precision Co. Ltd.	13,000	8,373
Rexon Industrial Corp. Ltd.(1)	1,000	1,082
Rich Development Co. Ltd.	33,000	9,555
Ritek Corp.(1)	1,000	265
Rodex Fasteners Corp.	1,000	1,349
Roo Hsing Co. Ltd.(1)	1,000	126
Ruentex Development Co. Ltd.(1)	4,500	5,199
Ruentex Industries Ltd.	7,000	13,676
Sanyang Motor Co. Ltd.	10,000	23,282
Savior Lifetec Corp.	5,000	2,877
Scientech Corp.	1,000	6,604
ScinoPharm Taiwan Ltd.	1,000	852
SDI Corp.	1,000	3,142
Senao Networks, Inc.(1)	1,000	8,732
Sercomm Corp.	8,000	30,401
Sesoda Corp.	3,000	3,086
Shanghai Commercial & Savings Bank Ltd.	27,905	37,323
Sharehope Medicine Co. Ltd.	1,050	1,103
Sheng Yu Steel Co. Ltd.	1,000	741
ShenMao Technology, Inc.	4,000	8,508
Shih Wei Navigation Co. Ltd.	8,000	4,794
Shin Foong Specialty & Applied Materials Co. Ltd.	1,000	1,548
Shin Kong Financial Holding Co. Ltd.(1)	179,000	53,163
Shin Zu Shing Co. Ltd.	4,000	10,371
Shinkong Insurance Co. Ltd.	4,000	7,208
Shinkong Synthetic Fibers Corp.	25,000	12,283
Sigurd Microelectronics Corp.	13,000	23,513
Silicon Integrated Systems Corp.	9,400	10,436
Simplo Technology Co. Ltd.	4,000	38,576
Sinbon Electronics Co. Ltd.	1,000	9,715
Sinkang Industries Co. Ltd.	1,000	519
Sino-American Silicon Products, Inc.	9,000	44,097
Sinon Corp.	11,000	12,584
SinoPac Financial Holdings Co. Ltd.	118,655	63,688
Sinphar Pharmaceutical Co. Ltd.	1,000	1,036
Sitronix Technology Corp.	3,000	23,484
Siward Crystal Technology Co. Ltd.	3,000	3,033
Soft-World International Corp.	4,000	12,108
Solar Applied Materials Technology Corp.	1,000	1,177
Solomon Technology Corp.	2,000	2,624
Sonix Technology Co. Ltd.	1,000	1,386
Sporton International, Inc.	1,050	8,445
Sports Gear Co. Ltd.	1,000	1,998
St Shine Optical Co. Ltd.	1,000	6,175
50

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Standard Foods Corp.	2,000	$2,392
Stark Technology, Inc.	1,000	3,650
Sun Race Sturmey-Archer, Inc.	1,000	1,127
Sunonwealth Electric Machine Industry Co. Ltd.	5,000	21,257
Sunrex Technology Corp.	2,000	2,795
Supreme Electronics Co. Ltd.	16,843	25,474
Symtek Automation Asia Co. Ltd.	2,080	6,916
Synnex Technology International Corp.	4,000	7,667
Systex Corp.	4,000	14,098
T3EX Global Holdings Corp.	1,000	2,334
TA Chen Stainless Pipe	29,000	33,031
TAI Roun Products Co. Ltd.	1,000	450
Taichung Commercial Bank Co. Ltd.	59,571	27,558
TaiDoc Technology Corp.(1)	2,000	10,776
Taigen Biopharmaceuticals Holdings Ltd.(1)	2,000	980
Tainan Spinning Co. Ltd.	7,000	3,295
Tai-Saw Technology Co. Ltd.	1,000	832
Taishin Financial Holding Co. Ltd.	171,909	95,977
Taisun Enterprise Co. Ltd.	1,000	759
Taita Chemical Co. Ltd.	1,050	576
TAI-TECH Advanced Electronics Co. Ltd.	3,000	10,156
Taiwan Business Bank	100,578	42,086
Taiwan Cooperative Financial Holding Co. Ltd.	34,167	28,157
Taiwan Glass Industry Corp.(1)	5,000	3,090
Taiwan High Speed Rail Corp.	7,000	6,532
Taiwan Hon Chuan Enterprise Co. Ltd.	7,000	22,911
Taiwan Hopax Chemicals Manufacturing Co. Ltd.	1,000	1,183
Taiwan Mobile Co. Ltd.	3,000	8,777
Taiwan Navigation Co. Ltd.	4,000	3,549
Taiwan Paiho Ltd.	6,000	9,056
Taiwan PCB Techvest Co. Ltd.	6,000	8,351
Taiwan Secom Co. Ltd.	1,000	3,310
Taiwan Semiconductor Co. Ltd.	1,000	2,621
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	22,338	2,090,167
Taiwan Steel Union Co. Ltd.	1,000	2,820
Taiwan Styrene Monomer	1,000	482
Taiwan Surface Mounting Technology Corp.	7,000	20,114
Taiwan TEA Corp.(1)	9,000	6,509
Taiwan Union Technology Corp.	6,000	23,481
Taiwan-Asia Semiconductor Corp.	1,000	1,536
Tatung Co. Ltd.(1)	17,000	26,968
Teco Electric & Machinery Co. Ltd.	28,000	43,821
Test Research, Inc.	5,000	9,387
Tex-Ray Industrial Co. Ltd.(1)	1,000	364
Thinking Electronic Industrial Co. Ltd.	1,000	4,790
Thye Ming Industrial Co. Ltd.	1,000	1,826
Ton Yi Industrial Corp.	17,000	9,281
Tong Hsing Electronic Industries Ltd.	3,770	15,642
Tong Yang Industry Co. Ltd.	7,000	14,869
Tong-Tai Machine & Tool Co. Ltd.	15,000	8,168
Topco Scientific Co. Ltd.	3,086	16,717
51

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Topkey Corp.	2,000	$10,558
TPK Holding Co. Ltd.	14,000	15,215
Transcend Information, Inc.	6,000	13,628
Tripod Technology Corp.	7,000	41,459
Tsann Kuen Enterprise Co. Ltd.	4,000	4,956
TSRC Corp.	13,000	9,609
TTY Biopharm Co. Ltd.	1,000	2,375
Tung Ho Steel Enterprise Corp.	12,000	22,554
Tung Thih Electronic Co. Ltd.	1,000	4,070
TXC Corp.	6,000	17,810
TYC Brother Industrial Co. Ltd.	2,000	2,148
Tycoons Group Enterprise(1)	703	285
Tyntek Corp.(1)	1,000	565
TZE Shin International Co. Ltd.(1)	1,100	440
Unimicron Technology Corp.	19,000	109,939
Union Bank of Taiwan	31,285	14,186
Uni-President Enterprises Corp.	39,000	86,471
Unitech Printed Circuit Board Corp.(1)	3,000	1,715
United Microelectronics Corp.	137,000	195,602
United Orthopedic Corp.	3,000	6,369
United Renewable Energy Co. Ltd.	3,000	1,548
UPC Technology Corp.	26,000	12,257
USI Corp.	15,000	10,002
Utechzone Co. Ltd.	1,000	2,207
Vanguard International Semiconductor Corp.	16,000	34,210
Ventec International Group Co. Ltd.	2,000	5,973
Voltronic Power Technology Corp.	1,000	45,388
Wafer Works Corp.	1,000	1,334
Wah Lee Industrial Corp.	1,000	2,839
Walsin Lihwa Corp.	38,419	45,692
Walsin Technology Corp.	5,000	15,458
Walton Advanced Engineering, Inc.	1,000	423
Wan Hai Lines Ltd.	9,150	12,988
We & Win Development Co. Ltd.(1)	1,000	232
Weikeng Industrial Co. Ltd.	14,000	12,844
Win Semiconductors Corp.	1,000	4,261
Winbond Electronics Corp.(1)	46,000	37,883
Winstek Semiconductor Co. Ltd.	2,000	5,202
Wisdom Marine Lines Co. Ltd.	10,000	14,375
Wistron Corp.	33,000	120,643
Wistron Information Technology & Services Corp.	2,131	7,708
Wistron NeWeb Corp.	1,000	4,191
Wiwynn Corp.	2,000	97,469
Wowprime Corp.(1)	4,000	34,900
WPG Holdings Ltd.	7,000	12,046
WT Microelectronics Co. Ltd.	4,000	8,544
XinTec, Inc.	4,000	14,252
Xxentria Technology Materials Corp.	5,000	11,750
Yageo Corp.	795	12,077
Yang Ming Marine Transport Corp.	13,000	17,219
Yankey Engineering Co. Ltd.	1,303	10,129
52

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Yem Chio Co. Ltd.	2,000	$945
Yeong Guan Energy Technology Group Co. Ltd.(1)	1,000	1,738
YFY, Inc.	24,000	23,681
Youngtek Electronics Corp.	1,000	1,788
Yuanta Financial Holding Co. Ltd.	117,729	90,083
Yulon Finance Corp.	2,477	13,810
Yulon Motor Co. Ltd.	17,952	46,907
YungShin Global Holding Corp.	4,000	5,458
Zenitron Corp.	11,000	10,565
Zhen Ding Technology Holding Ltd.	18,000	54,492
Zyxel Group Corp.	6,898	10,225
		10,264,255
Thailand — 2.6%
AAPICO Hitech PCL, NVDR	8,300	8,525
Advanced Info Service PCL, NVDR	13,100	80,762
Advanced Information Technology PCL, NVDR	37,400	5,339
AEON Thana Sinsap Thailand PCL, NVDR	3,200	15,985
Airports of Thailand PCL, NVDR(1)	12,700	26,283
AJ Plast PCL, NVDR(1)	1,300	336
Amanah Leasing PCL, NVDR	8,800	678
Amata Corp. PCL, NVDR	27,800	20,231
Ananda Development PCL, NVDR(1)	82,100	1,874
AP Thailand PCL, NVDR	48,300	17,510
Aqua Corp. PCL, NVDR(1)	18,600	218
Asia Plus Group Holdings PCL, NVDR	9,400	784
Asset World Corp. PCL, NVDR	40,700	5,063
Bangkok Airways PCL, NVDR(1)	8,200	4,048
Bangkok Aviation Fuel Services PCL, NVDR	3,000	2,569
Bangkok Chain Hospital PCL, NVDR	38,700	21,314
Bangkok Dusit Medical Services PCL, NVDR	98,000	78,336
Bangkok Life Assurance PCL, NVDR	6,700	4,686
BCPG PCL, NVDR	46,600	13,557
BEC World PCL, NVDR	16,800	4,197
Berli Jucker PCL, NVDR	3,900	3,757
Better World Green PCL, NVDR(1)	88,700	1,748
BTS Group Holdings PCL, NVDR	75,500	15,839
Bumrungrad Hospital PCL, NVDR	7,000	51,748
Buriram Sugar PCL, NVDR	11,000	1,867
Carabao Group PCL, NVDR	2,300	5,648
Central Pattana PCL, NVDR	18,600	36,489
Central Plaza Hotel PCL, NVDR(1)	9,100	12,405
Central Retail Corp. PCL, NVDR	17,600	20,705
CH Karnchang PCL, NVDR	8,100	5,319
Charoen Pokphand Foods PCL, NVDR	29,400	17,377
Chularat Hospital PCL, NVDR	126,800	11,535
Com7 PCL, NVDR	30,400	27,958
Country Group Holdings PCL, NVDR(1)	25,700	580
CP ALL PCL, NVDR	20,600	38,359
Delta Electronics Thailand PCL, NVDR	15,500	47,970
Dhipaya Group Holdings PCL, NVDR	3,900	4,620
Ditto Thailand PCL, NVDR	2,580	2,449
53

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Dohome PCL, NVDR	1,362	$451
Eastern Water Resources Development & Management PCL, NVDR	1,400	191
Ekachai Medical Care PCL, NVDR	25,174	5,811
Erawan Group PCL, NVDR(1)	133,000	21,074
Forth Corp. PCL, NVDR	1,500	1,498
G J Steel PCL, NVDR(1)	186,900	1,548
GFPT PCL, NVDR	9,500	2,957
Gunkul Engineering PCL, NVDR	113,600	11,662
Hana Microelectronics PCL, NVDR	12,300	21,834
Home Product Center PCL, NVDR	75,200	29,396
Humanica PCL, NVDR	1,500	450
Indorama Ventures PCL, NVDR	21,900	18,125
Interlink Communication PCL, NVDR	5,400	1,264
Intouch Holdings PCL, NVDR	12,500	25,956
IT City PCL, NVDR(1)	2,700	337
Jasmine International PCL, NVDR(1)	59,800	3,413
Jaymart Group Holdings PCL, NVDR	22,800	15,601
JMT Network Services PCL, NVDR	3,700	4,911
Karmarts PCL, NVDR	23,900	9,688
Kasikornbank PCL, NVDR	10,500	39,114
KCE Electronics PCL, NVDR	6,600	9,598
KGI Securities Thailand PCL, NVDR	16,700	2,241
Kiatnakin Phatra Bank PCL, NVDR	5,400	9,248
Krung Thai Bank PCL, NVDR	52,700	29,031
Krungthai Card PCL, NVDR	15,700	21,733
Land & Houses PCL, NVDR	180,900	42,859
Lanna Resources PCL, NVDR	9,500	4,638
LPN Development PCL, NVDR	3,900	468
Major Cineplex Group PCL, NVDR	44,800	18,543
Master Ad PCL, NVDR(1)	23,200	378
MBK PCL, NVDR	16,600	8,767
MC Group PCL, NVDR	14,300	5,307
MCS Steel PCL, NVDR	8,200	1,592
Mega Lifesciences PCL, NVDR	7,400	9,245
MFEC PCL, NVDR	1,700	345
Minor International PCL, NVDR	53,700	50,952
MK Restaurants Group PCL, NVDR	4,900	6,645
Mono Next PCL, NVDR(1)	23,200	702
Muangthai Capital PCL, NVDR	18,300	21,269
Nusasiri PCL, NVDR(1)	13,000	193
Origin Property PCL, NVDR	3,800	1,150
Osotspa PCL, NVDR	8,300	7,108
Plan B Media PCL, NVDR	64,100	17,110
Polyplex Thailand PCL, NVDR	4,800	1,754
POSCO-Thainox PCL, NVDR	11,500	253
Praram 9 Hospital PCL, NVDR	15,500	7,788
Property Perfect PCL, NVDR	24,840	248
Pruksa Holding PCL, NVDR	24,400	9,332
Quality Houses PCL, NVDR	200,900	13,306
Rajthanee Hospital PCL, NVDR	4,800	3,904
Ramkhamhaeng Hospital PCL, NVDR	3,200	4,002
54

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Ratchthani Leasing PCL, NVDR	48,700	$4,725
RS PCL, NVDR	4,180	1,730
S Hotels & Resorts PCL, NVDR(1)	19,200	1,623
S Kijchai Enterprise PCL, R Shares, NVDR	8,900	1,138
Sabina PCL, NVDR	10,600	8,018
Sansiri PCL, NVDR	277,500	16,155
Sappe PCL, NVDR	3,000	8,565
SC Asset Corp. PCL, NVDR	34,900	4,621
SCB X PCL, NVDR	4,000	13,471
SCGJWD Logistics PCL, NVDR	2,300	1,031
Sena Development PCL, NVDR	1,700	141
Sermsang Power Corp. Co. Ltd., NVDR	31,097	6,441
Siam Global House PCL, NVDR	35,871	19,248
SISB PCL, NVDR	7,400	7,973
SNC Former PCL, NVDR	4,200	1,283
Somboon Advance Technology PCL, NVDR	9,000	4,880
Sri Trang Agro-Industry PCL, NVDR	33,000	13,751
Srisawad Corp. PCL, NVDR	12,200	17,749
Srithai Superware PCL, NVDR	70,300	2,568
STARK Corp. PCL, NVDR(1)	1,400	1
Stars Microelectronics Thailand PCL, NVDR	39,100	5,801
STP & I PCL, NVDR(1)	20,800	2,483
Supalai PCL, NVDR	49,000	30,351
Super Energy Corp. PCL, NVDR(1)	400,500	5,832
Susco PCL, NVDR	34,000	3,865
Tata Steel Thailand PCL, NVDR	5,000	137
Thai Union Group PCL, NVDR	71,700	29,272
Thai Vegetable Oil PCL, NVDR	1,240	828
Thai Wah PCL, NVDR	13,900	1,635
Thaicom PCL, NVDR	32,700	13,426
Thaire Life Assurance PCL, NVDR	1,728	178
Thanachart Capital PCL, NVDR	5,200	7,572
Thonburi Healthcare Group PCL, NVDR	11,700	21,885
Thoresen Thai Agencies PCL, NVDR	37,000	6,551
Tipco Asphalt PCL, NVDR	28,100	13,800
Tisco Financial Group PCL, NVDR	4,100	12,058
TKS Technologies PCL, NVDR	5,900	1,541
TOA Paint Thailand PCL, NVDR	6,700	5,069
TQM Alpha PCL, NVDR	3,700	3,220
TTW PCL, NVDR	6,800	1,719
VGI PCL, NVDR	53,300	4,502
WHA Corp. PCL, NVDR	87,700	13,014
Workpoint Entertainment PCL, NVDR	200	89
Xspring Capital PCL, NVDR(1)	15,200	655
		1,464,253
Turkey — 1.0%
Akbank TAS	40,781	43,870
Aksigorta AS(1)	5,559	1,052
Alarko Holding AS	3,021	14,514
Albaraka Turk Katilim Bankasi AS(1)	20,126	3,040
Alkim Alkali Kimya AS	1,111	1,579
55

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Anadolu Anonim Turk Sigorta Sirketi(1)	7,127	$10,327
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,819	7,337
Aselsan Elektronik Sanayi Ve Ticaret AS	7,178	10,318
Baticim Bati Anadolu Cimento Sanayii AS(1)	1,633	3,729
BIM Birlesik Magazalar AS	3,336	31,490
Bogazici Beton Sanayi Ve Ticaret AS	469	560
Borusan Mannesmann Boru Sanayi ve Ticaret AS(1)	464	13,187
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	374	1,021
Bursa Cimento Fabrikasi AS(1)	23,060	6,992
Cemas Dokum Sanayi AS(1)	39,306	4,969
Coca-Cola Icecek AS	299	4,400
Dogus Otomotiv Servis ve Ticaret AS	445	4,751
EGE Gubre Sanayii AS	146	752
EGE Seramik Sanayi ve Ticaret AS(1)	1,109	337
Enerjisa Enerji AS	1,800	3,449
Esenboga Elektrik Uretim AS	421	1,513
Europap Tezol Kagit Sanayi VE Ticaret AS	1,366	970
Fenerbahce Futbol AS(1)	59	217
Galata Wind Enerji AS	2,150	2,333
Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.	199	1,714
Goodyear Lastikleri TAS(1)	1,153	969
Gozde Girisim Sermayesi Yatirim Ortakligi AS(1)	2,112	1,826
GSD Holding AS	17,144	2,851
Hektas Ticaret TAS(1)	1,457	1,396
Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret AS	4,705	3,631
Info Yatirim AS	8,807	5,067
Is Finansal Kiralama AS(1)	7,445	3,734
Is Yatirim Menkul Degerler AS	18,169	28,866
Izmir Demir Celik Sanayi AS(1)	19,859	6,010
Jantsa Jant Sanayi Ve Ticaret AS	124	645
Karsan Otomotiv Sanayii Ve Ticaret AS(1)	1,292	565
Kartonsan Karton Sanayi ve Ticaret AS	232	730
Konya Kagit Sanayi VE Ticaret AS	572	1,175
Kordsa Teknik Tekstil AS	274	838
LDR Turizm AS	1,018	5,697
Logo Yazilim Sanayi Ve Ticaret AS	393	1,090
Mavi Giyim Sanayi Ve Ticaret AS, B Shares	4,138	16,682
MLP Saglik Hizmetleri AS(1)	2,359	11,210
Naturel Yenilenebilir Enerji Ticaret AS	215	1,897
Netas Telekomunikasyon AS(1)	592	1,175
Otokar Otomotiv Ve Savunma Sanayi AS(1)	335	4,497
Parsan Makina Parcalari Sanayii AS(1)	90	455
Penta Teknoloji Urunleri Dagitim Ticaret AS(1)	576	497
Petkim Petrokimya Holding AS(1)	12,528	9,578
Polisan Holding AS	2,924	1,441
Qua Granite Hayal(1)	10,516	2,734
Reysas Tasimacilik ve Lojistik Ticaret AS(1)	12,508	19,185
Sasa Polyester Sanayi AS(1)	3,656	7,214
Sekerbank Turk AS	20,120	3,191
Sok Marketler Ticaret AS	7,077	16,476
TAV Havalimanlari Holding AS(1)	2,780	12,747
56

Avantis Responsible Emerging Markets Equity ETF
	Shares	Value
Tekfen Holding AS	5,441	$9,711
Teknosa Ic Ve Dis Ticaret AS(1)	3,936	3,778
Tofas Turk Otomobil Fabrikasi AS	1,463	14,764
Trabzonspor Sportif Yatirim ve Futbol Isletmeciligi TAS(1)	652	132
Turcas Petrol AS(1)	873	822
Turk Traktor ve Ziraat Makineleri AS	802	27,306
Turkcell Iletisim Hizmetleri AS, ADR(1)	7,219	37,972
Turkiye Halk Bankasi AS(1)	10,380	5,179
Turkiye Is Bankasi AS, C Shares	53,257	41,927
Turkiye Sinai Kalkinma Bankasi AS(1)	50,305	13,371
Turkiye Vakiflar Bankasi TAO, D Shares(1)	29,123	14,790
Vakif Finansal Kiralama AS(1)	13,861	5,554
Vakko Tekstil ve Hazir Giyim Sanayi Isletmeleri AS	6,403	20,032
Vestel Beyaz Esya Sanayi ve Ticaret AS	1,480	1,004
Vestel Elektronik Sanayi ve Ticaret AS(1)	1,887	4,852
Yapi ve Kredi Bankasi AS	66,484	39,487
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS(1)	1,457	2,153
Yunsa Yunlu Sanayi VE Ticare AS	1,833	5,646
		596,970
TOTAL COMMON STOCKS (Cost $53,825,440)		57,509,661
RIGHTS†
Brazil†
Empreendimentos Pague Menos SA(1)	650	5
Jalles Machado SA(1)	79	134
		139
South Korea†
CJ CGV Co. Ltd.(1)	784	1,168
TOTAL RIGHTS (Cost $2,582)		1,307
WARRANTS†
Malaysia†
Eco World Development Group Bhd(1)	360	21
Thailand†
Better World Green PCL, NVDR(1)	12,833	15
Buriram Sugar PCL, NVDR(1)	950	19
Kiatnakin Phatra Bank PCL, NVDR(1)	450	41
Kiatnakin Phatra Bank PCL, NVDR(1)	450	15
Nusasiri PCL, NVDR(1)	2,600	10
TEAM Consulting Engineering & Management PCL, NVDR(1)	3,648	74
		174
TOTAL WARRANTS (Cost $—)		195
SHORT-TERM INVESTMENTS — 0.6%
Money Market Funds — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio(3) (Cost $378,428)	378,428	378,428
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $54,206,450)		57,889,591
OTHER ASSETS AND LIABILITIES — (0.8)%		(485,558)
TOTAL NET ASSETS — 100.0%		$57,404,033
57

Avantis Responsible Emerging Markets Equity ETF

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	24.7%
Information Technology	22.7%
Consumer Discretionary	15.2%
Industrials	9.2%
Communication Services	8.7%
Consumer Staples	5.8%
Health Care	5.3%
Materials	4.6%
Real Estate	2.3%
Utilities	1.7%
Energy	—*
Short-Term Investments	0.6%
Other Assets and Liabilities	(0.8)%
*Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
GDR	–	Global Depositary Receipt
NVDR	–	Non-Voting Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $618,700. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $653,959, which includes securities collateral of $275,531.

See Notes to Financial Statements.
58

AUGUST 31, 2023

Avantis Responsible International Equity ETF
	Shares	Value
COMMON STOCKS — 99.7%
Australia — 7.0%
88 Energy Ltd.(1)	29,584	$116
Accent Group Ltd.	12,719	16,824
Acrow Formwork & Construction Services Ltd.	20,103	11,855
Adairs Ltd.	2,835	2,671
Aeris Resources Ltd.(1)	5,261	813
ALS Ltd.	3,162	24,113
Altium Ltd.	1,456	45,502
AMP Ltd.	45,698	37,293
Ansell Ltd.	906	13,807
ANZ Group Holdings Ltd.	22,411	365,907
Appen Ltd.(1)	4,438	4,540
ARB Corp. Ltd.	750	16,354
ASX Ltd.	941	35,020
Atlas Arteria Ltd.	12,721	49,977
Aurizon Holdings Ltd.	37,761	89,001
Australian Clinical Labs Ltd.	2,607	4,978
Australian Ethical Investment Ltd.	1,333	3,877
Australian Finance Group Ltd.	3,501	3,570
Baby Bunting Group Ltd.	1,996	2,839
Bank of Queensland Ltd.	10,761	39,967
Bapcor Ltd.	5,753	24,685
Bega Cheese Ltd.	5,592	10,866
Bendigo & Adelaide Bank Ltd.	9,371	57,400
Brambles Ltd.	27,196	263,365
Bravura Solutions Ltd.	6,638	3,308
Brickworks Ltd.	997	17,600
carsales.com Ltd.	2,494	46,384
Cedar Woods Properties Ltd.	733	2,545
Cettire Ltd.(1)	5,353	9,439
Challenger Ltd.	10,213	44,767
Cleanaway Waste Management Ltd.	10,478	17,733
Clinuvel Pharmaceuticals Ltd.	1,003	12,464
Cochlear Ltd.	376	65,997
Codan Ltd.	660	3,351
Coles Group Ltd.	15,407	162,105
Commonwealth Bank of Australia	7,559	497,965
Computershare Ltd.	2,602	42,301
Credit Corp. Group Ltd.(2)	1,812	24,975
CSL Ltd.	786	138,807
Data#3 Ltd.	2,482	11,880
DDH1 Ltd.	3,898	2,219
Deterra Royalties Ltd.	5,955	17,060
Domino's Pizza Enterprises Ltd.	316	11,014
Eagers Automotive Ltd.	3,186	32,875
Emeco Holdings Ltd.	11,550	4,923
Endeavour Group Ltd.	16,515	58,738
Evolution Mining Ltd.	48,727	116,330
EVT Ltd.	4,207	33,151
59

Avantis Responsible International Equity ETF
	Shares	Value
Firefinch Ltd.(1)	1,565	$10
FleetPartners Group Ltd.(1)	6,070	11,524
Fortescue Metals Group Ltd.	21,556	296,770
G8 Education Ltd.	2,177	1,591
Gold Road Resources Ltd.	14,474	16,501
GUD Holdings Ltd.	2,297	17,971
GWA Group Ltd.	2,184	2,715
Hansen Technologies Ltd.	1,654	5,863
Harvey Norman Holdings Ltd.	13,979	36,464
Hastings Technology Metals Ltd.(1)	1,922	1,342
Hawsons Iron Ltd.(1)	7,440	168
Healius Ltd.	1,699	3,076
Helia Group Ltd.	14,727	36,922
Humm Group Ltd.(2)	6,363	1,792
IDP Education Ltd.	1,690	26,878
IGO Ltd.	13,307	118,755
Imdex Ltd.	10,938	11,457
Infomedia Ltd.	7,506	8,161
Insignia Financial Ltd.	3,350	5,605
Insurance Australia Group Ltd.	4,515	16,945
Integral Diagnostics Ltd.	620	1,201
InvoCare Ltd.	971	7,876
IPH Ltd.	239	1,176
IRESS Ltd.	978	4,039
James Hardie Industries PLC(1)	8,036	241,540
JB Hi-Fi Ltd.	2,805	82,739
Kelsian Group Ltd.	3,103	12,648
Lendlease Corp. Ltd.	6,151	30,974
Lifestyle Communities Ltd.	1,285	14,407
Link Administration Holdings Ltd.	9,713	8,397
Lovisa Holdings Ltd.	996	14,371
Lycopodium Ltd.	1,507	10,010
Lynas Rare Earths Ltd.(1)	8,781	40,502
Macquarie Group Ltd.	1,948	222,716
Magellan Financial Group Ltd.	5,397	31,126
Mayne Pharma Group Ltd.(1)	1,276	3,030
McMillan Shakespeare Ltd.	2,137	24,600
Medibank Pvt Ltd.	49,087	116,125
Melbana Energy Ltd.(1)(2)	24,163	1,173
Mesoblast Ltd.(1)(2)	6,223	2,008
Mineral Resources Ltd.	1,398	64,171
MMA Offshore Ltd.(1)	16,264	13,961
Myer Holdings Ltd.	24,535	10,619
National Australia Bank Ltd.	21,954	409,145
Netwealth Group Ltd.	1,530	14,787
Newcrest Mining Ltd. (Sydney)	10,062	167,700
NEXTDC Ltd.(1)	2,535	22,156
nib holdings Ltd.	11,301	60,739
Nick Scali Ltd.	2,923	23,609
Nine Entertainment Co. Holdings Ltd.	20,201	26,798
Nuix Ltd.(1)	2,431	2,348
60

Avantis Responsible International Equity ETF
	Shares	Value
OFX Group Ltd.(1)	5,801	$6,471
Omni Bridgeway Ltd.(1)	4,485	6,082
oOh!media Ltd.	8,497	8,004
Orora Ltd.	15,778	35,986
Pantoro Ltd.(1)	1,152	37
Pepper Money Ltd.	1,759	1,598
Perpetual Ltd.	1,864	25,309
PEXA Group Ltd.(1)	378	2,807
Platinum Asset Management Ltd.	15,171	14,007
Praemium Ltd.(1)	5,157	2,401
Premier Investments Ltd.	3,013	49,894
Pro Medicus Ltd.	455	21,541
PWR Holdings Ltd.	953	6,673
QBE Insurance Group Ltd.	24,483	236,160
Qube Holdings Ltd.	9,677	19,162
Ramsay Health Care Ltd.	625	20,740
REA Group Ltd.(2)	407	43,393
Reece Ltd.(2)	1,266	16,655
Reliance Worldwide Corp. Ltd.	1,576	4,244
Renascor Resources Ltd.(1)(2)	727	70
Ridley Corp. Ltd.	6,246	8,721
SEEK Ltd.	1,866	27,859
Seven Group Holdings Ltd.	1,037	18,699
Seven West Media Ltd.(1)	21,362	4,149
Sigma Healthcare Ltd.	41,147	21,304
Silver Mines Ltd.(1)	5,213	620
Sims Ltd.	4,911	48,386
SmartGroup Corp. Ltd.	2,567	14,264
Solvar Ltd.	1,221	1,015
Sonic Healthcare Ltd.	4,867	101,157
Southern Cross Media Group Ltd.	3,981	1,993
SRG Global Ltd.	13,313	6,116
Steadfast Group Ltd.	6,301	22,940
Suncorp Group Ltd.	10,026	87,939
Super Retail Group Ltd.	5,907	49,454
Technology One Ltd.	3,565	35,462
Telstra Group Ltd.	53,314	138,303
Temple & Webster Group Ltd.(1)(2)	219	1,020
Transurban Group	20,346	174,198
Treasury Wine Estates Ltd.	10,623	80,000
United Malt Group Ltd.(1)	4,199	13,384
Ventia Services Group Pty Ltd.	1,732	3,046
Vulcan Steel Ltd.	136	695
Webjet Ltd.(1)	4,092	18,407
Wesfarmers Ltd.	6,869	239,071
Westpac Banking Corp.	21,554	304,934
WiseTech Global Ltd.(2)	706	31,670
Woolworths Group Ltd.	8,810	217,104
Xero Ltd.(1)	918	74,306
		7,077,922
61

Avantis Responsible International Equity ETF
	Shares	Value
Austria — 0.3%
ANDRITZ AG	478	$25,391
AT&S Austria Technologie & Systemtechnik AG	635	22,624
BAWAG Group AG	249	11,731
CA Immobilien Anlagen AG	81	2,686
Erste Group Bank AG	1,642	58,576
Immofinanz AG(1)	753	14,508
Lenzing AG(1)	149	7,068
Oesterreichische Post AG	536	18,459
Porr Ag	148	1,934
Raiffeisen Bank International AG(1)	2,346	33,672
Semperit AG Holding	77	1,838
Telekom Austria AG	897	6,729
Verbund AG	303	24,797
Vienna Insurance Group AG Wiener Versicherung Gruppe	381	10,214
Wienerberger AG	1,065	29,316
		269,543
Belgium — 0.9%
Ackermans & van Haaren NV	338	53,202
Ageas SA	2,261	89,921
AGFA-Gevaert NV(1)	1,937	4,421
Anheuser-Busch InBev SA, ADR(2)	2,538	144,387
Barco NV	673	14,446
Bekaert SA	990	46,942
bpost SA(2)	2,754	12,965
Cie d'Entreprises CFE	167	1,460
Deceuninck NV	336	837
D'ieteren Group	221	36,095
Elia Group SA	189	21,791
Etablissements Franz Colruyt NV	965	36,800
Fagron	1,678	29,937
Galapagos NV, ADR(1)(2)	373	14,133
Gimv NV	342	15,709
KBC Ancora	947	41,983
KBC Group NV	2,269	148,869
Kinepolis Group NV	387	18,382
Ontex Group NV(1)	100	809
Proximus SADP	2,252	17,021
Recticel SA	371	4,072
Shurgard Self Storage Ltd.	280	12,856
UCB SA	918	82,342
Umicore SA	2,092	55,434
VGP NV(2)	225	23,490
		928,304
Canada — 10.2%
ADENTRA, Inc.	1,160	28,923
AG Growth International, Inc.	300	13,106
AGF Management Ltd., Class B	2,683	15,786
Agnico Eagle Mines Ltd.	4,568	221,808
Aimia, Inc.(1)	860	2,062
Alamos Gold, Inc., Class A	5,338	68,661
62

Avantis Responsible International Equity ETF
	Shares	Value
Altus Group Ltd.	28	$1,078
Amerigo Resources Ltd.	3,158	3,342
Andlauer Healthcare Group, Inc.	354	11,528
Aritzia, Inc.(1)	1,262	23,163
Ascot Resources Ltd.(1)	2,384	847
Atrium Mortgage Investment Corp.	477	3,890
AutoCanada, Inc.(1)	600	11,940
B2Gold Corp.	23,088	71,082
Ballard Power Systems, Inc.(1)	2,137	8,999
Bank of Montreal	4,638	399,441
Bank of Nova Scotia	7,130	338,348
BCE, Inc.	477	20,207
Bird Construction, Inc.	477	3,859
Bitfarms Ltd.(1)(2)	8,800	11,983
Bonterra Energy Corp.(1)	759	4,095
Boralex, Inc., A Shares(2)	2,429	58,927
Boston Pizza Royalties Income Fund	286	3,429
Boyd Group Services, Inc.	295	53,203
Brookfield Asset Management Ltd., Class A	1,147	39,634
Brookfield Corp.	1,698	57,957
Brookfield Renewable Corp., Class A	954	26,632
BRP, Inc.	563	43,054
CAE, Inc.(1)	1,887	45,513
Calian Group Ltd.	20	783
Cameco Corp.	2,124	78,597
Canaccord Genuity Group, Inc.	676	4,258
Canada Goose Holdings, Inc.(1)	685	10,788
Canadian Imperial Bank of Commerce	8,496	336,646
Canadian National Railway Co.	2,044	230,237
Canadian Pacific Kansas City Ltd.	2,170	172,257
Canadian Tire Corp. Ltd., Class A(2)	319	37,845
Canadian Western Bank(2)	2,272	44,206
Canfor Corp.(1)	1,133	17,424
Capstone Copper Corp.(1)	6,423	29,900
Cascades, Inc.(2)	954	8,974
CCL Industries, Inc., Class B	1,254	56,046
Celestica, Inc.(1)	4,274	99,638
CGI, Inc.(1)	1,363	142,130
CI Financial Corp.	1,581	20,289
Cineplex, Inc.(1)	477	3,015
Cogeco Communications, Inc.	286	14,118
Colliers International Group, Inc.	286	33,043
Computer Modelling Group Ltd.	2,654	17,049
Constellation Software, Inc.	144	295,786
Corby Spirit & Wine Ltd.	477	5,380
Corus Entertainment, Inc., B Shares(2)	3,674	3,698
Definity Financial Corp.	1,205	33,157
Descartes Systems Group, Inc.(1)	722	54,134
Docebo, Inc.(1)	300	13,106
Dollarama, Inc.	1,676	108,670
Doman Building Materials Group Ltd.	3,514	20,207
63

Avantis Responsible International Equity ETF
	Shares	Value
Dorel Industries, Inc., Class B(1)	954	$4,180
DREAM Unlimited Corp., Class A	286	4,498
Dye & Durham Ltd.	308	4,112
Eldorado Gold Corp. (Toronto)(1)	4,595	43,903
Empire Co. Ltd., Class A	3,437	89,537
Enghouse Systems Ltd.	426	9,663
EQB, Inc.	794	45,711
Fairfax Financial Holdings Ltd.	313	258,116
Finning International, Inc.	4,454	139,863
First National Financial Corp.	477	13,203
FirstService Corp.	144	21,776
Fission Uranium Corp.(1)	4,755	2,639
Fortuna Silver Mines, Inc.(1)	5,234	16,269
Franco-Nevada Corp.	386	55,609
Gear Energy Ltd.(2)	6,383	3,968
George Weston Ltd.	631	69,979
Gildan Activewear, Inc.	2,051	61,172
goeasy Ltd.	401	37,471
GoldMining, Inc.(1)	3,045	2,659
Great-West Lifeco, Inc.(2)	3,883	111,587
Hammond Power Solutions, Inc.	476	19,139
Home Capital Group, Inc.	954	31,249
Hudbay Minerals, Inc.	3,056	15,199
Hydro One Ltd.(2)	5,185	134,767
iA Financial Corp., Inc.	2,836	177,922
IGM Financial, Inc.	580	16,535
InPlay Oil Corp.	999	1,944
Intact Financial Corp.	972	137,038
Interfor Corp.(1)	1,242	20,957
Journey Energy, Inc.(1)	1,205	5,021
Kinross Gold Corp.	22,905	116,288
Labrador Iron Ore Royalty Corp.	958	22,270
Laurentian Bank of Canada	833	22,656
Lightspeed Commerce, Inc.(1)	844	13,779
Linamar Corp.	1,203	63,133
Loblaw Cos. Ltd.	1,295	112,450
Lumine Group, Inc.(1)	354	6,031
Lundin Mining Corp.	14,821	114,953
Magna International, Inc.	4,753	279,580
Manulife Financial Corp.	21,775	402,560
Martinrea International, Inc.	2,378	24,040
MCAN Mortgage Corp.	286	3,440
MDA Ltd.(1)	2,586	19,789
Medical Facilities Corp.	177	1,225
Metro, Inc.	1,949	100,450
Mullen Group Ltd.	2,584	27,347
National Bank of Canada	4,492	313,064
Neo Performance Materials, Inc.	286	1,949
NFI Group, Inc.	49	448
North American Construction Group Ltd.	954	23,617
North West Co., Inc.	1,744	39,366
64

Avantis Responsible International Equity ETF
	Shares	Value
Northern Dynasty Minerals Ltd.(1)(2)	4,755	$1,267
Nutrien Ltd.	3,591	227,467
Onex Corp.	1,457	90,027
Open Text Corp.	2,906	117,105
Osisko Gold Royalties Ltd. (Toronto)	1,945	25,997
Pan American Silver Corp.(2)	9,615	158,969
Pason Systems, Inc.	2,205	22,683
Pine Cliff Energy Ltd.	6,019	6,370
Pizza Pizza Royalty Corp.	477	5,172
Polaris Renewable Energy, Inc.	440	4,705
Power Corp. of Canada	1,932	52,761
Quebecor, Inc., Class B	1,621	37,058
RB Global, Inc.	674	41,681
Real Matters, Inc.(1)	2,667	13,481
Restaurant Brands International, Inc.	1,924	133,635
Rogers Communications, Inc., Class B	3,476	141,412
Royal Bank of Canada	6,214	559,867
Russel Metals, Inc.	2,352	69,958
Sandstorm Gold Ltd.	2,059	11,368
Saputo, Inc.	1,038	22,439
Sherritt International Corp.(1)	6,185	2,129
Shopify, Inc., Class A(1)	1,911	127,131
Sleep Country Canada Holdings, Inc.	637	11,663
Softchoice Corp.	477	5,888
Spin Master Corp., VTG Shares	674	17,932
SSR Mining, Inc.(2)	279	4,138
Stantec, Inc.	1,180	78,824
Stella-Jones, Inc.	874	42,426
STEP Energy Services Ltd.(1)(2)	195	570
StorageVault Canada, Inc.	3,247	11,006
Sun Life Financial, Inc.	2,716	132,483
Teck Resources Ltd., Class B	6,603	273,073
TELUS Corp.(1)	106	1,862
TELUS Corp. (Toronto)	2,420	42,500
TFI International, Inc.	1,038	141,442
Thomson Reuters Corp.	476	61,293
Tidewater Midstream & Infrastructure Ltd.(2)	9,181	7,338
TMX Group Ltd.	1,200	26,554
Toromont Industries Ltd.	959	78,668
Toronto-Dominion Bank	7,142	435,645
Total Energy Services, Inc.	860	5,983
Transcontinental, Inc., Class A	674	6,599
Tricon Residential, Inc. (Toronto)	4,875	41,347
Trisura Group Ltd.(1)	18	427
Viemed Healthcare, Inc.(1)	1,184	9,464
Wajax Corp.	954	19,854
West Fraser Timber Co. Ltd.	1,242	93,885
Western Forest Products, Inc.(2)	8,002	5,567
Westport Fuel Systems, Inc.(1)	125	891
Westshore Terminals Investment Corp.	286	6,157
Wheaton Precious Metals Corp.	1,380	60,196
65

Avantis Responsible International Equity ETF
	Shares	Value
Winpak Ltd.	286	$8,456
WSP Global, Inc.	759	106,312
Yangarra Resources Ltd.(1)	2,096	2,854
		10,361,978
China†
Chow Tai Fook Jewellery Group Ltd.	7,200	10,918
Zensun Enterprises Ltd.(1)	3,000	172
		11,090
Denmark — 2.8%
ALK-Abello A/S(1)	792	9,411
Alm Brand A/S	7,270	12,016
AP Moller - Maersk A/S, A Shares	6	10,723
AP Moller - Maersk A/S, B Shares	6	10,892
Bavarian Nordic A/S(1)	424	9,412
Carlsberg AS, B Shares	251	36,294
cBrain A/S	113	2,932
Chemometec A/S(1)	330	20,197
Chr Hansen Holding A/S	242	15,780
Coloplast A/S, B Shares	286	32,574
Danske Bank A/S	6,654	149,358
Demant A/S(1)	247	10,084
DSV A/S	367	69,693
FLSmidth & Co. A/S	555	25,323
Genmab A/S, ADR(1)	2,529	96,835
GN Store Nord AS(1)	178	3,635
H Lundbeck A/S	5,512	27,922
H Lundbeck A/S, A Shares	537	2,395
H+H International A/S, B Shares(1)	210	2,171
ISS A/S	114	2,024
Jyske Bank A/S(1)	1,177	83,701
Nilfisk Holding A/S(1)	82	1,604
NKT A/S(1)	1,296	70,137
Novo Nordisk A/S, ADR	7,356	1,365,421
Novozymes A/S, B Shares	1,432	61,985
Orsted AS	749	48,052
Pandora A/S	1,142	118,264
Per Aarsleff Holding A/S	630	30,440
Ringkjoebing Landbobank A/S	281	41,594
ROCKWOOL A/S, B Shares	181	46,195
Royal Unibrew A/S	480	42,093
SimCorp A/S	391	41,573
Solar A/S, B Shares	134	9,077
Spar Nord Bank A/S	1,079	16,283
Sparekassen Sjaelland-Fyn A/S	192	5,192
Sydbank AS	1,512	71,018
Topdanmark AS	695	32,891
Tryg A/S	1,379	26,310
Vestas Wind Systems A/S(1)	6,794	156,976
		2,818,477
Finland — 0.8%
Aktia Bank Oyj	1,507	15,512
66

Avantis Responsible International Equity ETF
	Shares	Value
Anora Group Oyj	135	$686
Cargotec Oyj, B Shares	341	16,007
Caverion Oyj	340	3,209
Citycon Oyj(1)	1,466	9,006
Elisa Oyj	980	48,109
Harvia Oyj	503	12,513
Huhtamaki Oyj	869	29,850
Kemira Oyj	960	15,195
Kesko Oyj, B Shares	2,805	54,754
Kojamo Oyj	1,032	10,286
Kone Oyj, B Shares	1,632	74,238
Konecranes Oyj	562	19,399
Lassila & Tikanoja Oyj(2)	188	2,016
Marimekko Oyj	556	6,720
Metso Oyj	5,584	64,135
Nokia Oyj, ADR(2)	14,367	57,324
Nokian Renkaat Oyj	3,164	27,411
Orion Oyj, Class B	1,221	49,903
Puuilo Oyj	726	5,853
QT Group Oyj(1)	205	13,082
Raisio Oyj, V Shares	381	855
Sampo Oyj, A Shares	2,032	89,193
Sanoma Oyj	279	2,147
Stora Enso Oyj, R Shares	4,732	60,180
Taaleri Oyj	180	1,879
Talenom Oyj(2)	156	995
TietoEVRY Oyj	129	3,154
Tokmanni Group Corp.	540	7,996
UPM-Kymmene Oyj	1,909	65,331
Uponor Oyj	1,438	45,410
Valmet Oyj	427	10,858
Wartsila Oyj Abp(2)	1,511	19,176
YIT Oyj(2)	2,836	6,917
		849,299
France — 9.8%
Aeroports de Paris	482	63,435
Airbus SE	2,878	421,072
ALD SA	3,086	29,832
Alstom SA(2)	1,097	30,251
Alten SA	289	41,057
Amundi SA	1,122	66,787
Antin Infrastructure Partners SA	4	59
APERAM SA(2)	660	18,674
Arkema SA	1,224	127,907
Atos SE(1)(2)	1,299	10,887
Aubay	34	1,575
AXA SA	14,877	446,978
Beneteau SA	575	8,742
Bigben Interactive(1)	67	310
BioMerieux	692	71,470
BNP Paribas SA	6,030	389,946
67

Avantis Responsible International Equity ETF
	Shares	Value
Bureau Veritas SA	3,262	$87,383
Capgemini SE	413	77,075
Carbios SACA(1)	16	428
Carrefour SA	7,142	136,510
Casino Guichard Perrachon SA(1)(2)	249	797
Chargeurs SA	12	147
Cie de Saint-Gobain	9,599	624,435
Cie des Alpes	580	8,182
Cie Generale des Etablissements Michelin SCA	10,143	317,334
Cie Plastic Omnium SA	1,508	26,454
Coface SA	2,347	31,418
Credit Agricole SA	7,173	90,418
Danone SA	1,319	76,888
Dassault Systemes SE	1,557	61,705
DBV Technologies SA(1)	367	1,181
Derichebourg SA	1,383	7,550
Edenred	811	51,680
Elis SA	632	12,062
Equasens	26	2,119
EssilorLuxottica SA	493	92,663
Eurazeo SE	766	45,134
Euroapi SA(1)	471	6,406
Eurofins Scientific SE(2)	803	49,427
Euronext NV	328	23,679
Eutelsat Communications SA(2)	4,308	26,212
Exail Technologies SA(1)	37	788
Fnac Darty SA	26	810
Forvia SE(1)	1,299	27,532
Genfit SA(1)	1,350	4,846
Getlink SE	5,238	87,671
Groupe LDLC	36	880
Guerbet	42	988
Hermes International	153	314,673
ID Logistics Group(1)	35	9,117
Ipsen SA	537	69,565
IPSOS	260	13,011
Jacquet Metals SACA	115	2,240
JCDecaux SE(1)	1,519	28,191
Kalray SADIR(1)	345	11,147
Kaufman & Broad SA	498	14,356
Kering SA	573	306,400
Legrand SA	538	53,003
LISI	395	9,635
L'Oreal SA	647	284,183
LVMH Moet Hennessy Louis Vuitton SE	997	843,120
Maisons du Monde SA	590	5,505
Manitou BF SA	78	2,047
Mersen SA	427	19,406
Metropole Television SA	439	6,015
Nacon SA(1)	13	22
Neoen SA	1,179	35,362
68

Avantis Responsible International Equity ETF
	Shares	Value
Nexans SA	525	$43,184
Nexity SA	869	14,409
Orange SA, ADR	32,562	364,043
Pernod Ricard SA	1,001	196,450
Prodways Group SA(1)	6	12
Publicis Groupe SA	945	73,736
Remy Cointreau SA(1)	159	24,596
Renault SA	4,921	198,559
ReWorld Media SA(1)	119	468
Rexel SA	4,897	114,820
Safran SA	3,258	522,144
Sanofi, ADR	5,537	294,458
Sartorius Stedim Biotech	103	29,212
Schneider Electric SE	826	141,583
SCOR SE	1,514	47,073
SEB SA	186	20,416
SES SA	8,013	58,321
SMCP SA(1)	986	6,412
Societe BIC SA	250	15,979
Societe Generale SA	10,096	286,031
SOITEC(1)	711	129,959
Solutions 30 SE(1)(2)	4,883	14,832
Sopra Steria Group SACA	80	17,597
SPIE SA	933	27,931
STMicroelectronics NV, NY Shares	13,645	644,863
Technicolor Creative Studios SA(1)	18	41
Teleperformance	314	43,386
Television Francaise 1	897	7,276
Thales SA	1,328	193,662
Trigano SA	140	19,694
Ubisoft Entertainment SA(1)	2,059	62,263
Valeo SA	5,805	112,839
Vantiva SA(1)	1,875	344
Vinci SA	4,164	463,820
Virbac SA	4	1,192
Vivendi SE	4,001	36,441
Worldline SA(1)	363	11,814
		9,976,642
Germany — 7.3%
1&1 AG	363	5,393
Adesso SE	6	751
adidas AG	591	117,946
ADLER Group SA(1)	601	333
Allianz SE	1,490	362,188
Amadeus Fire AG	63	7,687
Aroundtown SA(1)	5,526	9,963
Atoss Software AG	104	25,313
Aurubis AG	415	34,316
Auto1 Group SE(1)	444	3,719
BASF SE	5,662	286,596
Bayer AG	1,701	93,066
69

Avantis Responsible International Equity ETF
	Shares	Value
Bayerische Motoren Werke AG	2,246	$236,232
Bayerische Motoren Werke AG, Preference Shares	377	36,223
BayWa AG	67	2,363
Bechtle AG	1,359	66,069
Beiersdorf AG	467	61,147
Bertrandt AG	30	1,496
Bijou Brigitte AG	174	6,601
Bilfinger SE	726	25,157
Borussia Dortmund GmbH & Co. KGaA(1)	2,155	10,807
Brenntag SE	1,516	122,620
CANCOM SE	476	13,809
Carl Zeiss Meditec AG, Bearer Shares	255	25,292
CECONOMY AG(1)	1,987	5,176
Cewe Stiftung & Co. KGAA	204	20,039
Cliq Digital AG	145	3,140
Commerzbank AG	11,724	128,817
CompuGroup Medical SE & Co. KgaA	166	7,758
Continental AG	1,724	127,883
Covestro AG(1)	3,159	167,757
CTS Eventim AG & Co. KGaA	584	36,330
Daimler Truck Holding AG	4,604	161,999
Datagroup SE	46	2,690
Delivery Hero SE(1)	455	16,597
Dermapharm Holding SE	258	12,334
Deutsche Bank AG	16,036	174,632
Deutsche Beteiligungs AG	115	4,049
Deutsche Boerse AG	938	166,517
Deutsche Lufthansa AG(1)	3,552	31,721
Deutsche Pfandbriefbank AG	1,427	11,240
Deutsche Telekom AG	15,378	329,143
Deutz AG	1,622	7,610
DHL Group	5,930	276,534
Dr. Ing. h.c. F. Porsche AG, Preference Shares	538	59,336
Duerr AG	1,166	34,757
ElringKlinger AG	337	2,215
Encavis AG(1)	1,622	24,842
Energiekontor AG	117	11,079
Evonik Industries AG	1,986	38,052
Evotec SE(1)	1,239	29,038
Fielmann AG	613	28,771
flatexDEGIRO AG(1)	958	8,387
Fraport AG Frankfurt Airport Services Worldwide(1)	381	20,635
Freenet AG	941	22,535
Fresenius Medical Care AG & Co. KGaA, ADR	2,405	57,624
Fresenius SE & Co. KGaA	222	7,117
GEA Group AG	1,576	62,147
Gerresheimer AG	330	42,834
GFT Technologies SE	289	8,072
Grand City Properties SA(1)	757	6,756
GRENKE AG	300	7,628
Hamburger Hafen und Logistik AG	426	4,683
70

Avantis Responsible International Equity ETF
	Shares	Value
Hannover Rueck SE	654	$139,092
HelloFresh SE(1)	3,158	101,776
Henkel AG & Co. KGaA	334	23,082
Henkel AG & Co. KGaA, Preference Shares	564	43,220
Hensoldt AG	934	30,271
HOCHTIEF AG	193	20,604
Hornbach Holding AG & Co. KGaA	119	9,358
Hugo Boss AG	1,218	91,691
Infineon Technologies AG	9,106	325,409
Instone Real Estate Group SE	705	4,506
JOST Werke SE	288	14,855
Jungheinrich AG, Preference Shares	823	27,316
KION Group AG	932	37,207
Kloeckner & Co. SE	1,923	16,431
Knorr-Bremse AG	991	67,686
Koenig & Bauer AG(1)	106	1,707
Kontron AG	868	18,894
Krones AG	239	25,880
Lanxess AG	979	30,894
LEG Immobilien SE(1)	400	28,807
Mercedes-Benz Group AG	3,810	278,796
Merck KGaA	194	34,828
METRO AG(1)	2,908	23,150
MTU Aero Engines AG	456	106,440
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	686	266,277
Mutares SE & Co. KGaA	353	8,412
Nagarro SE(1)	75	5,645
Nemetschek SE	404	27,903
New Work SE	34	3,633
Norma Group SE	825	15,146
PATRIZIA SE	233	2,224
Pfeiffer Vacuum Technology AG	37	5,907
Porsche Automobil Holding SE, Preference Shares	895	48,005
ProSiebenSat.1 Media SE	2,575	20,411
Puma SE	1,149	77,004
PVA TePla AG(1)	211	4,044
QIAGEN NV(1)	1,677	76,287
Rational AG	24	18,282
Rheinmetall AG	300	81,488
SAF-Holland SE	1,621	20,184
SAP SE, ADR	2,324	324,640
Sartorius AG, Preference Shares	115	47,026
Schaeffler AG, Preference Shares	2,323	13,788
Scout24 SE	375	25,832
Secunet Security Networks AG	12	2,888
SGL Carbon SE(1)	1,320	9,985
Siemens AG	1,055	158,493
Siemens Energy AG(1)	3,789	53,925
Siemens Healthineers AG	772	38,648
Siltronic AG	453	36,116
Sixt SE	275	29,317
71

Avantis Responsible International Equity ETF
	Shares	Value
Sixt SE, Preference Shares	507	$32,869
SMA Solar Technology AG(1)	339	27,235
Stabilus SE	352	19,749
STRATEC SE	106	5,722
Stroeer SE & Co. KGaA	463	21,029
SUESS MicroTec SE	192	4,492
Symrise AG	344	35,860
Synlab AG	699	7,143
TAG Immobilien AG(1)	5,557	62,995
Talanx AG	1,113	74,819
TeamViewer SE(1)	2,191	40,607
Telefonica Deutschland Holding AG	27,054	51,434
United Internet AG	861	16,557
VERBIO Vereinigte BioEnergie AG	235	11,107
Vitesco Technologies Group AG, Class A(1)	342	26,994
Volkswagen AG	148	21,150
Volkswagen AG, Preference Shares	1,016	124,341
Vonovia SE	3,259	78,194
Wacker Chemie AG	144	21,210
Wacker Neuson SE	702	15,506
Zalando SE(1)	1,744	54,213
		7,400,197
Hong Kong — 2.1%
AIA Group Ltd.	43,200	390,885
ASMPT Ltd.	9,600	96,066
Bank of East Asia Ltd.	18,000	25,635
BOC Hong Kong Holdings Ltd.	36,000	100,018
Budweiser Brewing Co. APAC Ltd.	2,100	4,547
Cafe de Coral Holdings Ltd.	10,000	12,116
Chow Sang Sang Holdings International Ltd.	7,000	8,376
CITIC Telecom International Holdings Ltd.	3,000	1,166
CK Asset Holdings Ltd.	21,500	118,632
CK Hutchison Holdings Ltd.	24,000	130,800
C-Mer Eye Care Holdings Ltd.(1)	6,000	2,823
Comba Telecom Systems Holdings Ltd.	56,000	7,713
Cowell e Holdings, Inc.(1)(2)	8,000	15,761
EC Healthcare	3,000	1,470
ESR Group Ltd.	12,800	19,207
Fosun Tourism Group(1)	1,400	1,436
Futu Holdings Ltd., ADR(1)(2)	426	25,390
Giordano International Ltd.	46,000	17,650
Hang Lung Group Ltd.	25,000	34,483
Hang Lung Properties Ltd.	38,000	50,611
Hang Seng Bank Ltd.	3,300	42,056
Henderson Land Development Co. Ltd.	28,000	76,892
HKBN Ltd.	3,500	1,687
HKT Trust & HKT Ltd.	29,000	30,904
Hong Kong Aerospace Technology Group Ltd.(1)	11,000	10,571
Hong Kong Exchanges & Clearing Ltd.	3,000	116,275
Hongkong Land Holdings Ltd.	10,800	38,314
Hysan Development Co. Ltd.	24,000	49,993
72

Avantis Responsible International Equity ETF
	Shares	Value
IGG, Inc.(1)	7,000	$3,283
Johnson Electric Holdings Ltd.	10,000	13,391
K Wah International Holdings Ltd.	7,000	2,106
Kerry Properties Ltd.	13,500	24,945
Luk Fook Holdings International Ltd.	5,000	12,390
Man Wah Holdings Ltd.	37,600	27,327
MTR Corp. Ltd.	11,000	45,897
New World Development Co. Ltd.	38,000	80,688
NWS Holdings Ltd.	36,000	40,991
Oriental Watch Holdings	8,000	4,326
Pacific Textiles Holdings Ltd.	17,000	3,617
PC Partner Group Ltd.	2,000	843
Perfect Medical Health Management Ltd.	1,000	497
Singamas Container Holdings Ltd.	24,000	2,171
Sino Land Co. Ltd.	83,276	95,391
Sun Hung Kai Properties Ltd.	12,000	135,080
SUNeVision Holdings Ltd.	24,000	11,473
Swire Properties Ltd.	12,600	26,331
Tam Jai International Co. Ltd.	2,000	403
Techtronic Industries Co. Ltd.	9,000	88,764
Television Broadcasts Ltd.(1)	6,900	3,381
Texhong International Group Ltd.	3,500	1,873
Theme International Holdings Ltd.(1)	30,000	2,828
Time Interconnect Technology Ltd.	8,000	1,436
Vitasoy International Holdings Ltd.	8,000	10,306
VTech Holdings Ltd.	4,300	26,249
Wharf Real Estate Investment Co. Ltd.	8,000	33,341
Yue Yuen Industrial Holdings Ltd.	12,000	15,039
		2,145,844
Ireland — 0.7%
AIB Group PLC	22,433	102,105
Bank of Ireland Group PLC	17,135	170,626
Cairn Homes PLC	18,893	23,544
Dalata Hotel Group PLC(1)	8,630	40,262
Glenveagh Properties PLC(1)	15,117	16,407
ICON PLC(1)	90	23,395
Kerry Group PLC, A Shares	567	52,901
Kingspan Group PLC	1,481	125,136
Origin Enterprises PLC	3,835	13,638
Smurfit Kappa Group PLC	3,567	149,637
Uniphar PLC	3,565	10,778
		728,429
Israel — 0.9%
AFI Properties Ltd.(1)	30	997
Africa Israel Residences Ltd.	66	3,107
Airport City Ltd.(1)	876	13,414
Alony Hetz Properties & Investments Ltd.	2,563	19,464
Amos Luzon Development & Energy Group Ltd.(1)	2,659	1,229
Amot Investments Ltd.	1,641	7,763
Argo Properties NV(1)	37	506
AudioCodes Ltd.	81	837
73

Avantis Responsible International Equity ETF
	Shares	Value
Azorim-Investment Development & Construction Co. Ltd.(1)	906	$2,774
Azrieli Group Ltd.	314	16,832
Bank Hapoalim BM	10,044	83,156
Bank Leumi Le-Israel BM	10,313	80,055
Big Shopping Centers Ltd.(1)	180	15,031
Blue Square Real Estate Ltd.	96	5,661
Camtek Ltd.(1)	401	24,394
Ceragon Networks Ltd.(1)	1,129	2,202
Check Point Software Technologies Ltd.(1)	516	69,448
Cognyte Software Ltd.(1)	217	1,039
CyberArk Software Ltd.(1)	67	11,125
Danel Adir Yeoshua Ltd.	270	21,652
Danya Cebus Ltd.	376	9,891
Delta Galil Ltd.	114	4,454
Electra Consumer Products 1970 Ltd.	75	1,641
Electra Real Estate Ltd.	101	1,112
Energix-Renewable Energies Ltd.	5,130	15,974
Formula Systems 1985 Ltd.	45	3,336
Fox Wizel Ltd.	107	7,743
G City Ltd.	813	2,592
Gilat Satellite Networks Ltd.(1)	303	2,068
Hilan Ltd.	138	7,076
Innoviz Technologies Ltd.(1)(2)	144	330
Isracard Ltd.	6,151	24,936
Israel Land Development Co. Ltd.	528	4,252
Isras Investment Co. Ltd.	30	5,625
Ituran Location & Control Ltd.	188	5,693
Magic Software Enterprises Ltd.	389	4,501
Matrix IT Ltd.	251	5,096
Mega Or Holdings Ltd.	196	3,643
Melisron Ltd.	349	21,860
Mivne Real Estate KD Ltd.	4,447	10,646
Mizrahi Tefahot Bank Ltd.	1,390	45,704
Nano Dimension Ltd., ADR(1)(2)	4,811	15,299
Neto Malinda Trading Ltd.(1)	67	935
Nice Ltd., ADR(1)(2)	160	31,168
Norstar Holdings, Inc.(1)	157	370
Nova Ltd.(1)	268	34,559
One Software Technologies Ltd.	611	7,774
OY Nofar Energy Ltd.(1)	43	976
Perion Network Ltd.(1)	618	20,545
Prashkovsky Investments & Construction Ltd.	75	1,693
Property & Building Corp. Ltd.(1)	33	1,301
Radware Ltd.(1)	115	1,987
Retailors Ltd.	700	14,244
Sapiens International Corp. NV	505	15,041
Scope Metals Group Ltd.(1)	180	5,751
Shufersal Ltd.(1)	5,623	26,146
Strauss Group Ltd.(1)	363	7,876
Summit Real Estate Holdings Ltd.	407	5,358
Tamar Petroleum Ltd.	557	2,333
74

Avantis Responsible International Equity ETF
	Shares	Value
Tel Aviv Stock Exchange Ltd.(1)	1,343	$7,053
Teva Pharmaceutical Industries Ltd., ADR(1)	5,225	50,996
Wix.com Ltd.(1)	142	14,025
YH Dimri Construction & Development Ltd.	155	9,590
ZIM Integrated Shipping Services Ltd.	2,678	32,323
		876,202
Italy — 2.4%
ACEA SpA	192	2,301
Amplifon SpA	558	18,120
Anima Holding SpA	270	1,110
Arnoldo Mondadori Editore SpA	2,127	4,956
Assicurazioni Generali SpA	3,779	78,274
Azimut Holding SpA	1,983	45,872
Banca Generali SpA	1,216	44,346
Banca IFIS SpA	466	8,179
Banca Mediolanum SpA	2,909	26,549
Banco BPM SpA	16,874	80,510
BPER Banca	20,608	62,056
Brembo SpA	557	7,741
Brunello Cucinelli SpA(2)	623	51,484
Cairo Communication SpA	659	1,186
CNH Industrial NV	8,123	111,999
Credito Emiliano SpA	1,623	13,556
Davide Campari-Milano NV	841	10,988
De' Longhi SpA	454	11,996
DiaSorin SpA	30	3,168
Digital Bros SpA(2)	152	2,740
doValue SpA	634	3,103
Enav SpA	1,399	5,644
Enel SpA	15,668	105,208
Esprinet SpA	36	226
Ferrari NV	529	167,726
Fila SpA	178	1,628
Fincantieri SpA(1)(2)	2,762	1,531
FinecoBank Banca Fineco SpA	4,422	60,437
Geox SpA(1)	1,138	949
Infrastrutture Wireless Italiane SpA	355	4,392
Innovatec SpA(1)	559	796
Interpump Group SpA	189	9,555
Intesa Sanpaolo SpA	64,979	173,520
Iren SpA	22,545	46,507
Iveco Group NV(1)	5,499	54,534
Leonardo SpA	3,602	51,843
Maire Tecnimont SpA(2)	3,116	12,444
Mediobanca Banca di Credito Finanziario SpA	3,025	39,490
MFE-MediaForEurope NV, Class A	15,208	7,696
MFE-MediaForEurope NV, Class B(2)	3,579	2,562
Moncler SpA	1,132	76,698
Nexi SpA(1)	326	2,339
Orsero SpA	186	2,661
OVS SpA	6,879	17,197
75

Avantis Responsible International Equity ETF
	Shares	Value
Piaggio & C SpA	2,229	$8,506
Poste Italiane SpA	5,547	61,577
Prysmian SpA	2,373	96,952
RAI Way SpA	2,095	11,644
Recordati Industria Chimica e Farmaceutica SpA	302	15,139
Safilo Group SpA(1)	458	497
Salcef Group SpA(2)	225	5,995
Salvatore Ferragamo SpA(2)	1,097	17,439
Sanlorenzo SpA	118	4,739
Sesa SpA	117	13,697
Stellantis NV	12,231	227,047
Technogym SpA	2,236	19,109
Terna - Rete Elettrica Nazionale	16,887	139,260
Tod's SpA(1)	188	7,769
UniCredit SpA	13,575	330,729
Unieuro SpA(2)	186	2,077
Unipol Gruppo SpA	2,988	16,638
Wiit SpA	83	1,575
		2,416,206
Japan — 21.1%
77 Bank Ltd.(2)	1,000	21,583
A&D HOLON Holdings Co. Ltd.	1,200	14,206
Adastria Co. Ltd.	700	13,985
ADEKA Corp.	600	11,527
Advantest Corp.	900	112,653
Adways, Inc.	500	1,954
Aeon Co. Ltd.(2)	7,300	151,286
Aeon Delight Co. Ltd.(2)	200	4,388
Aeon Mall Co. Ltd.(2)	2,500	29,960
Aiful Corp.	2,900	6,886
Ain Holdings, Inc.	200	7,139
Air Water, Inc.	3,700	46,541
Airtrip Corp.	100	1,607
Aisan Industry Co. Ltd.	2,400	21,396
Ajinomoto Co., Inc.	2,700	114,380
Akatsuki, Inc.	100	1,441
Akebono Brake Industry Co. Ltd.(1)	2,400	2,190
Alfresa Holdings Corp.	4,600	78,556
Allied Architects, Inc.(1)	200	492
Alpen Co. Ltd.	100	1,312
Alps Alpine Co. Ltd.	2,600	21,711
Altech Corp.	700	12,272
Amano Corp.	500	10,899
Amvis Holdings, Inc.	500	9,974
AOKI Holdings, Inc.	600	4,299
Aoyama Trading Co. Ltd.	400	4,434
Aoyama Zaisan Networks Co. Ltd.	100	749
Aozora Bank Ltd.(2)	2,400	47,122
Arata Corp.	500	18,559
Arclands Corp.	400	4,561
Arcs Co. Ltd.	1,700	30,161
76

Avantis Responsible International Equity ETF
	Shares	Value
Argo Graphics, Inc.	300	$6,920
Arisawa Manufacturing Co. Ltd.	300	2,102
Asahi Co. Ltd.	200	1,752
Asahi Diamond Industrial Co. Ltd.	900	5,517
Asahi Group Holdings Ltd.	300	11,672
Asahi Intecc Co. Ltd.	400	8,114
Asahi Kasei Corp.	12,900	83,268
ASAHI YUKIZAI Corp.	200	5,548
Asics Corp.	2,400	87,350
ASKA Pharmaceutical Holdings Co. Ltd.	100	1,150
ASKUL Corp.	400	5,395
Astellas Pharma, Inc.	5,700	86,243
Atrae, Inc.(1)	100	747
Aucnet, Inc.	100	1,224
Autobacs Seven Co. Ltd.	2,400	26,711
Avant Group Corp.	400	3,881
Avex, Inc.	200	2,015
Axell Corp.	100	1,257
Axial Retailing, Inc.	200	5,161
Azbil Corp.	100	3,331
Bandai Namco Holdings, Inc.	3,000	69,592
Bando Chemical Industries Ltd.	500	5,270
Bank of Iwate Ltd.	100	1,722
Bank of Nagoya Ltd.	100	2,918
Bank of the Ryukyus Ltd.	600	4,342
Base Co. Ltd.	100	2,991
BayCurrent Consulting, Inc.(2)	1,200	41,247
Belc Co. Ltd.	100	4,658
Bell System24 Holdings, Inc.	2,000	20,892
Belluna Co. Ltd.	600	2,994
Benefit One, Inc.	300	2,601
Bic Camera, Inc.(2)	200	1,486
BIPROGY, Inc.	900	23,293
BML, Inc.	400	7,937
Bridgestone Corp.	3,600	139,773
Brother Industries Ltd.	2,800	47,386
Bunka Shutter Co. Ltd.	2,600	19,445
Canon Electronics, Inc.	100	1,272
Canon Marketing Japan, Inc.	300	7,871
Canon, Inc., ADR	4,885	119,927
Capcom Co. Ltd.	2,400	101,240
Carenet, Inc.	200	1,217
Cawachi Ltd.	100	1,570
Celsys, Inc.	300	1,449
Charm Care Corp. KK	400	3,258
Chiba Bank Ltd.	4,200	29,990
Chiba Kogyo Bank Ltd.	300	1,612
Chori Co. Ltd.	700	13,719
Chubu Steel Plate Co. Ltd.(2)	600	8,547
Chugai Pharmaceutical Co. Ltd.	3,300	100,590
Chugin Financial Group, Inc.	2,600	17,259
77

Avantis Responsible International Equity ETF
	Shares	Value
Citizen Watch Co. Ltd.	6,200	$37,973
CMIC Holdings Co. Ltd.	100	1,197
Coca-Cola Bottlers Japan Holdings, Inc.	2,400	31,259
COLOPL, Inc.	200	876
Computer Engineering & Consulting Ltd.	200	2,341
Comture Corp.	100	1,674
Cosmos Pharmaceutical Corp.	300	35,272
Create SD Holdings Co. Ltd.	600	15,363
Credit Saison Co. Ltd.	3,200	50,015
Creek & River Co. Ltd.	100	1,485
Cross Cat Co. Ltd.	100	749
Curves Holdings Co. Ltd.	100	500
CyberAgent, Inc.	4,000	25,452
Cybernet Systems Co. Ltd.	100	518
Cybozu, Inc.	600	8,929
Dai Nippon Printing Co. Ltd.	2,400	65,581
Dai-Dan Co. Ltd.	100	2,050
Daifuku Co. Ltd.	900	16,610
Daihen Corp.	100	3,656
Daiichi Jitsugyo Co. Ltd.	100	3,666
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	100	657
Dai-ichi Life Holdings, Inc.	7,900	146,826
Daiichi Sankyo Co. Ltd.	2,800	82,470
Daiichikosho Co. Ltd.	1,100	21,249
Daikin Industries Ltd.	400	69,143
Daiseki Co. Ltd.(2)	300	9,082
Daishi Hokuetsu Financial Group, Inc.	600	15,033
Daishinku Corp.	2,400	13,287
Daito Pharmaceutical Co. Ltd.	110	1,727
Daito Trust Construction Co. Ltd.	600	66,171
Daitron Co. Ltd.	100	2,078
Daiwa House Industry Co. Ltd.	2,700	74,995
Daiwa Securities Group, Inc.	12,300	69,946
Daiwabo Holdings Co. Ltd.	2,400	48,648
DCM Holdings Co. Ltd.(2)	2,400	20,060
Dear Life Co. Ltd.	1,700	10,104
DeNA Co. Ltd.	100	1,036
Densan System Holdings Co. Ltd.	800	16,273
Denso Corp.	1,200	81,903
Dentsu Group, Inc.	2,000	59,732
Dexerials Corp.	2,400	59,366
Digital Arts, Inc.	100	3,311
Digital Hearts Holdings Co. Ltd.	100	811
Digital Holdings, Inc.	100	734
Digital Information Technologies Corp.	100	1,284
Dip Corp.(2)	400	9,613
Direct Marketing MiX, Inc.	200	793
Disco Corp.	600	118,587
DMG Mori Co. Ltd.	2,400	43,731
Doshisha Co. Ltd.	100	1,626
Double Standard, Inc.	100	979
78

Avantis Responsible International Equity ETF
	Shares	Value
Drecom Co. Ltd.	400	$1,402
DTS Corp.	300	6,642
Duskin Co. Ltd.	300	6,756
Eagle Industry Co. Ltd.	1,000	11,510
East Japan Railway Co.	2,200	124,386
Ebara Corp.	2,400	119,326
EDION Corp.(2)	2,400	24,143
E-Guardian, Inc.	100	1,792
Eiken Chemical Co. Ltd.	600	5,757
Eisai Co. Ltd.	1,100	69,538
Eizo Corp.	200	6,906
Elan Corp.	200	1,189
Elecom Co. Ltd.	1,100	13,218
Elematec Corp.	200	2,561
en Japan, Inc.	300	5,243
Enplas Corp.	200	15,076
Envipro Holdings, Inc.	100	399
ESPEC Corp.	700	11,014
Exedy Corp.	1,100	19,906
F&M Co. Ltd.	100	1,653
FANUC Corp.	1,000	28,441
Fast Retailing Co. Ltd.	300	68,823
FCC Co. Ltd.	2,400	31,669
Ferrotec Holdings Corp.	1,200	24,941
Fibergate, Inc.	100	1,056
FIDEA Holdings Co. Ltd.	100	1,044
First Bank of Toyama Ltd.	300	1,793
Fixstars Corp.	100	849
FP Corp.	600	11,525
Fuji Co. Ltd.(2)	1,600	20,065
Fuji Electric Co. Ltd.	2,400	113,089
Fuji Oil Co. Ltd.	400	839
Fuji Seal International, Inc.	500	5,995
Fuji Soft, Inc.	400	12,076
Fujibo Holdings, Inc.	100	2,396
FUJIFILM Holdings Corp.	1,200	70,916
Fujikura Ltd.	4,600	38,053
Fujitsu Ltd.	1,400	174,989
Fukui Computer Holdings, Inc.	200	3,645
Fukuoka Financial Group, Inc.	2,700	63,761
Fukuyama Transporting Co. Ltd.	200	4,970
FULLCAST Holdings Co. Ltd.	300	4,276
Funai Soken Holdings, Inc.	200	3,703
Furukawa Battery Co. Ltd.	100	666
Furukawa Electric Co. Ltd.	2,200	37,789
Furuno Electric Co. Ltd.	100	886
Futaba Corp.	100	376
Futaba Industrial Co. Ltd.	2,500	11,796
Future Corp.	400	4,269
G-7 Holdings, Inc.	300	2,577
GA Technologies Co. Ltd.(1)	200	1,836
79

Avantis Responsible International Equity ETF
	Shares	Value
Gakken Holdings Co. Ltd.	600	$3,489
Gakujo Co. Ltd.	100	1,278
Genky DrugStores Co. Ltd.	100	3,571
Geo Holdings Corp.	800	14,397
Gift Holdings, Inc.	200	3,531
Glory Ltd.	2,200	46,439
GMO internet group, Inc.	200	3,234
GMO Payment Gateway, Inc.	100	6,332
Goldcrest Co. Ltd.	100	1,339
Goldwin, Inc.	400	28,575
Golf Digest Online, Inc.	100	502
GS Yuasa Corp.	1,300	24,634
G-Tekt Corp.	1,000	12,657
GungHo Online Entertainment, Inc.	2,400	39,521
Gunze Ltd.	200	6,293
H.U. Group Holdings, Inc.	2,400	43,402
H2O Retailing Corp.	2,400	28,884
Hachijuni Bank Ltd.	4,700	25,305
Hakuhodo DY Holdings, Inc.	4,500	42,693
Hamakyorex Co. Ltd.	300	8,625
Hamamatsu Photonics KK	1,000	46,268
Hankyu Hanshin Holdings, Inc.	2,500	89,728
Hanwa Co. Ltd.	700	22,267
Happinet Corp.	300	5,374
Hard Off Corp. Co. Ltd.	100	1,027
Haseko Corp.	4,400	54,630
Heiwa Real Estate Co. Ltd.	500	13,413
Heiwado Co. Ltd.	700	11,528
Hikari Tsushin, Inc.	300	49,910
Hirose Electric Co. Ltd.	600	72,645
Hitachi Construction Machinery Co. Ltd.	2,400	74,626
Hitachi Zosen Corp.	3,800	22,470
Hogy Medical Co. Ltd.	100	2,194
Hokko Chemical Industry Co. Ltd.	100	621
Honda Motor Co. Ltd., ADR	10,556	341,275
Honeys Holdings Co. Ltd.	100	1,158
Hoosiers Holdings Co. Ltd.	200	1,472
Horiba Ltd.	1,000	51,991
Hosiden Corp.	1,000	12,437
Hosokawa Micron Corp.	500	13,940
Hotland Co. Ltd.	100	1,158
Hoya Corp.	1,400	155,331
HS Holdings Co. Ltd.	2,400	17,092
Hulic Co. Ltd.	3,700	33,203
Hyakujushi Bank Ltd.	300	4,600
Ibiden Co. Ltd.	2,200	132,550
Ichiyoshi Securities Co. Ltd.	200	953
Idec Corp.	500	10,439
IDOM, Inc.(2)	2,400	12,917
Iida Group Holdings Co. Ltd.	2,400	39,304
I'll, Inc.	100	1,901
80

Avantis Responsible International Equity ETF
	Shares	Value
IMAGICA GROUP, Inc.	400	$1,667
i-mobile Co. Ltd.	100	856
Inaba Denki Sangyo Co. Ltd.	1,200	25,968
Inabata & Co. Ltd.	300	6,522
Ines Corp.	200	2,285
Infocom Corp.	200	3,893
Information Services International-Dentsu Ltd.	200	7,999
INFRONEER Holdings, Inc.	4,300	44,910
Insource Co. Ltd.	400	3,017
Intage Holdings, Inc.	500	6,011
Integrated Design & Engineering Holdings Co. Ltd.	400	9,322
Internet Initiative Japan, Inc.	3,100	53,879
Inui Global Logistics Co. Ltd.(2)	200	1,734
IPS, Inc.	100	1,506
Iriso Electronics Co. Ltd.	300	8,904
I'rom Group Co. Ltd.	100	1,247
Isetan Mitsukoshi Holdings Ltd.	2,900	33,247
Ishihara Sangyo Kaisha Ltd.	2,400	23,590
Isuzu Motors Ltd.	8,800	112,654
ITmedia, Inc.	100	779
Itochu Techno-Solutions Corp.	600	17,815
Itoki Corp.	2,800	26,612
IwaiCosmo Holdings, Inc.	100	1,189
Iwaki Co. Ltd.	100	1,298
Iyogin Holdings, Inc.	3,600	24,974
Izumi Co. Ltd.	100	2,608
J Front Retailing Co. Ltd.(2)	4,800	50,551
JAC Recruitment Co. Ltd.	200	3,695
Jamco Corp.(1)	100	1,056
Japan Aviation Electronics Industry Ltd.	2,400	50,526
Japan Exchange Group, Inc.	3,100	54,088
Japan Lifeline Co. Ltd.	1,000	7,897
Japan Material Co. Ltd.	200	3,655
Japan Post Bank Co. Ltd.	5,600	44,935
Japan Post Holdings Co. Ltd.	7,500	57,500
Japan Post Insurance Co. Ltd.	3,100	49,901
Japan Pulp & Paper Co. Ltd.	600	19,535
Japan Wool Textile Co. Ltd.	600	5,160
JBCC Holdings, Inc.	100	1,746
JINUSHI Co. Ltd.	100	1,282
J-Lease Co. Ltd.	100	1,469
JM Holdings Co. Ltd.	100	1,302
J-Oil Mills, Inc.	100	1,249
Joshin Denki Co. Ltd.	100	1,527
Joyful Honda Co. Ltd.	300	3,533
JSB Co. Ltd.	100	3,823
JTEKT Corp.	4,900	44,283
Justsystems Corp.	700	14,483
JVCKenwood Corp.	7,900	34,465
Kadokawa Corp.	900	21,149
Kaga Electronics Co. Ltd.	500	22,691
81

Avantis Responsible International Equity ETF
	Shares	Value
Kakaku.com, Inc.	600	$7,142
Kamigumi Co. Ltd.	900	20,271
Kanamoto Co. Ltd.	1,000	16,950
Kanematsu Corp.	2,400	33,782
Kao Corp.	2,400	92,706
Kato Sangyo Co. Ltd.	600	17,261
KAWADA TECHNOLOGIES, Inc.	300	12,517
KDDI Corp.	8,100	240,792
Keihanshin Building Co. Ltd.	300	2,626
Keiyo Bank Ltd.	3,400	13,893
Kenko Mayonnaise Co. Ltd.	100	984
Keyence Corp.	200	83,034
KH Neochem Co. Ltd.	2,400	37,371
Kibun Foods, Inc.	100	785
Kirin Holdings Co. Ltd.	5,700	80,024
Kiyo Bank Ltd.	900	9,326
Koa Corp.(2)	200	2,524
Kohnan Shoji Co. Ltd.	700	17,081
Koito Manufacturing Co. Ltd.	1,500	25,456
Kojima Co. Ltd.(2)	200	870
Kokuyo Co. Ltd.	2,400	37,292
Komatsu Ltd.	5,200	147,983
KOMEDA Holdings Co. Ltd.(2)	200	3,919
Komeri Co. Ltd.	400	8,446
Komori Corp.	600	4,519
Konica Minolta, Inc.	10,800	33,344
Konoike Transport Co. Ltd.	600	8,401
KPP Group Holdings Co. Ltd.	2,400	10,724
Krosaki Harima Corp.	200	13,067
K's Holdings Corp.(2)	2,800	25,810
Kubota Corp.	2,700	43,452
Kurabo Industries Ltd.	100	1,604
Kuraray Co. Ltd.	6,400	72,697
Kurita Water Industries Ltd.	1,000	38,955
Kusuri no Aoki Holdings Co. Ltd.	400	25,014
KYB Corp.	700	22,820
Kyocera Corp.	1,200	61,548
Kyowa Kirin Co. Ltd.	500	9,141
Kyushu Financial Group, Inc.	8,200	40,119
Kyushu Railway Co.	400	8,714
Lasertec Corp.	400	62,176
Lawson, Inc.(2)	1,100	52,504
Leopalace21 Corp.(1)	5,000	12,546
Link & Motivation, Inc.	100	317
Lintec Corp.	300	4,946
Lion Corp.	2,700	29,397
Lixil Corp.	2,900	36,324
M3, Inc.	1,000	19,933
Mabuchi Motor Co. Ltd.	100	3,061
Macbee Planet, Inc.(1)	100	12,802
Macnica Holdings, Inc.	1,200	56,146
82

Avantis Responsible International Equity ETF
	Shares	Value
Macromill, Inc.	200	$1,009
Makita Corp.	200	5,482
Management Solutions Co. Ltd.	100	2,645
Mani, Inc.	100	1,301
MarkLines Co. Ltd.	100	2,117
Marubeni Corp.	17,400	284,292
Marudai Food Co. Ltd.	200	2,345
Marui Group Co. Ltd.	3,100	53,657
MARUKA FURUSATO Corp.	300	5,835
Maruwa Co. Ltd.	200	37,206
Maruzen Showa Unyu Co. Ltd.	500	13,585
Matsuda Sangyo Co. Ltd.	100	1,543
MatsukiyoCocokara & Co.	200	11,776
Maxell Ltd.	2,400	26,011
McDonald's Holdings Co. Japan Ltd.(2)	700	27,854
MCJ Co. Ltd.	2,600	21,244
Mebuki Financial Group, Inc.	14,400	39,807
Medical Data Vision Co. Ltd.	300	1,540
Medipal Holdings Corp.	2,600	44,558
Meidensha Corp.	1,100	16,492
MEIJI Holdings Co. Ltd.	2,500	62,688
Meiko Electronics Co. Ltd.	300	7,346
Meisei Industrial Co. Ltd.	1,000	6,582
Meitec Corp.	600	10,504
Meiwa Corp.	300	1,364
Menicon Co. Ltd.	500	6,981
Micronics Japan Co. Ltd.	2,400	35,848
MINEBEA MITSUMI, Inc.	3,900	66,127
Mirarth Holdings, Inc.	600	1,927
Miroku Jyoho Service Co. Ltd.	200	2,099
Mitsubishi Electric Corp.	8,000	104,225
Mitsubishi Estate Co. Ltd.	3,600	45,853
Mitsubishi Gas Chemical Co., Inc.	2,400	32,689
Mitsubishi Logistics Corp.	1,100	29,210
Mitsubishi Pencil Co. Ltd.	200	2,648
Mitsubishi Research Institute, Inc.	100	3,445
Mitsubishi Shokuhin Co. Ltd.	600	16,428
Mitsubishi UFJ Financial Group, Inc., ADR(2)	44,951	356,461
Mitsui Chemicals, Inc.	2,700	73,194
Mitsui E&S Co. Ltd.	400	1,373
Mitsui Fudosan Co. Ltd.	3,100	67,869
Mitsui Matsushima Holdings Co. Ltd.	300	5,942
Mitsui-Soko Holdings Co. Ltd.	600	17,100
Mixi, Inc.	1,200	20,029
Miyazaki Bank Ltd.	700	12,575
Mizuho Financial Group, Inc., ADR	57,827	189,673
Mizuho Medy Co. Ltd.	100	1,868
Mizuno Corp.	300	9,567
Monex Group, Inc.	2,800	10,033
MonotaRO Co. Ltd.	300	3,543
Morinaga & Co. Ltd.	800	29,074
83

Avantis Responsible International Equity ETF
	Shares	Value
Morinaga Milk Industry Co. Ltd.	1,400	$57,302
MS&AD Insurance Group Holdings, Inc.	3,700	132,873
m-up Holdings, Inc.	200	2,043
Murata Manufacturing Co. Ltd.	2,500	139,858
Musashi Seimitsu Industry Co. Ltd.	1,300	15,451
Nagase & Co. Ltd.	2,400	41,129
Namura Shipbuilding Co. Ltd.(2)	2,100	13,188
NEC Corp.	3,400	179,217
NEC Networks & System Integration Corp.	900	12,001
NET One Systems Co. Ltd.	800	15,675
Net Protections Holdings, Inc.(1)	300	826
Neturen Co. Ltd.	2,400	16,615
Nexon Co. Ltd.(2)	500	10,144
NGK Insulators Ltd.	2,900	38,472
NHK Spring Co. Ltd.	4,200	32,563
Nichias Corp.	700	14,641
Nichiha Corp.	500	10,714
Nichireki Co. Ltd.	800	11,441
Nidec Corp.	400	20,814
Nifco, Inc.	2,400	70,742
Nihon Chouzai Co. Ltd.	200	1,881
Nihon Dempa Kogyo Co. Ltd.	400	4,260
Nihon House Holdings Co. Ltd.	200	515
Nihon M&A Center Holdings, Inc.(2)	2,400	13,332
Nihon Parkerizing Co. Ltd.	700	5,581
Nikkon Holdings Co. Ltd.	800	18,232
Nikon Corp.	2,400	25,884
Nintendo Co. Ltd.	3,500	150,069
Nippon Carbon Co. Ltd.	100	3,045
Nippon Chemi-Con Corp.(1)	300	2,887
Nippon Coke & Engineering Co. Ltd.(1)	2,800	2,171
Nippon Denko Co. Ltd.	2,400	4,578
NIPPON EXPRESS HOLDINGS, Inc.	1,600	83,087
Nippon Pillar Packing Co. Ltd.	300	8,647
Nippon Seiki Co. Ltd.	300	2,257
Nippon Signal Company Ltd.	300	1,987
Nippon Soda Co. Ltd.	300	11,095
Nippon Telegraph & Telephone Corp.	170,000	196,288
Nippon Television Holdings, Inc.	700	6,522
Nippon Thompson Co. Ltd.(2)	2,400	9,258
Nipro Corp.	3,000	24,845
Nishimatsuya Chain Co. Ltd.(2)	2,400	27,702
Nishi-Nippon Railroad Co. Ltd.	2,400	44,807
Nishio Holdings Co. Ltd.(2)	600	14,631
Nissan Chemical Corp.	500	21,415
Nissha Co. Ltd.	2,400	29,056
Nissin Corp.	600	10,623
Nissin Foods Holdings Co. Ltd.	100	8,733
Niterra Co. Ltd.	2,500	58,017
Nitori Holdings Co. Ltd.	200	22,766
Nitto Boseki Co. Ltd.	200	5,493
84

Avantis Responsible International Equity ETF
	Shares	Value
Nitto Denko Corp.	1,000	$68,223
Nohmi Bosai Ltd.	200	2,431
Nojima Corp.	3,100	27,211
Nomura Co. Ltd.	1,500	8,792
Nomura Micro Science Co. Ltd.(2)	400	16,000
Noritsu Koki Co. Ltd.	100	2,024
Noritz Corp.	1,800	19,760
North Pacific Bank Ltd.	4,700	9,889
NS Solutions Corp.	500	13,553
NSD Co. Ltd.	400	7,020
NSK Ltd.	8,400	48,899
NTT Data Corp.	3,000	40,337
Oat Agrio Co. Ltd.	100	1,197
Obic Co. Ltd.	100	17,387
Ogaki Kyoritsu Bank Ltd.	400	5,520
Oisix ra daichi, Inc.(1)	100	1,144
Oita Bank Ltd.	100	1,672
Oji Holdings Corp.	10,100	41,313
Okamoto Machine Tool Works Ltd.	100	3,810
Okamura Corp.	1,200	17,889
Oki Electric Industry Co. Ltd.	2,400	14,869
Okinawa Cellular Telephone Co.	1,200	25,974
Olympus Corp.	4,800	64,831
Omron Corp.	400	19,301
Ono Pharmaceutical Co. Ltd.	3,400	64,233
Open House Group Co. Ltd.	100	3,378
Open Up Group, Inc.	100	1,378
Oracle Corp. Japan	200	13,969
Orient Corp.	770	5,842
Oriental Land Co. Ltd.	500	18,011
Oriental Shiraishi Corp.	2,500	5,614
ORIX Corp., ADR	1,842	171,122
Otsuka Corp.	1,000	44,568
Outsourcing, Inc.	700	5,480
Oyo Corp.	100	1,869
Pacific Industrial Co. Ltd.	2,400	23,487
Pack Corp.	100	2,134
PAL GROUP Holdings Co. Ltd.	1,200	16,925
PALTAC Corp.	200	6,588
Pan Pacific International Holdings Corp.	3,100	61,768
Park24 Co. Ltd.(1)	2,400	33,850
Pasona Group, Inc.	200	2,242
Pegasus Co. Ltd.	400	1,629
Persol Holdings Co. Ltd.	2,400	41,019
Pigeon Corp.	200	2,318
Pilot Corp.	300	9,657
Piolax, Inc.	200	3,204
Pola Orbis Holdings, Inc.	200	2,582
Premium Group Co. Ltd.	300	3,357
Press Kogyo Co. Ltd.(2)	2,400	11,023
Prestige International, Inc.	2,400	9,675
85

Avantis Responsible International Equity ETF
	Shares	Value
Qol Holdings Co. Ltd.	1,000	$13,199
Quick Co. Ltd.	100	1,465
Raccoon Holdings, Inc.	100	519
Rakus Co. Ltd.	300	4,876
Rakuten Group, Inc.(2)	4,600	17,899
Rasa Industries Ltd.	100	1,385
Recruit Holdings Co. Ltd.	5,800	206,610
Relo Group, Inc.	800	9,370
Remixpoint, Inc.	400	605
Renesas Electronics Corp.(1)	5,900	98,292
Rengo Co. Ltd.	4,400	29,898
Resona Holdings, Inc.	18,200	96,415
Resonac Holdings Corp.	2,600	42,255
Resorttrust, Inc.	2,200	35,269
Ricoh Co. Ltd.	6,200	50,508
Ricoh Leasing Co. Ltd.	200	5,889
Rion Co. Ltd.	100	1,513
Riso Kyoiku Co. Ltd.	2,400	4,089
Rock Field Co. Ltd.	200	2,117
Rohm Co. Ltd.	800	66,726
Roland DG Corp.	100	2,375
Ryobi Ltd.(2)	800	15,557
Ryoden Corp.	100	1,630
Ryohin Keikaku Co. Ltd.(2)	2,400	30,941
Ryosan Co. Ltd.	500	14,536
Sakai Chemical Industry Co. Ltd.	100	1,349
Sakai Moving Service Co. Ltd.	100	3,729
Sakura Internet, Inc.	1,200	9,441
Sala Corp.	1,000	5,127
San ju San Financial Group, Inc.	100	1,198
Sangetsu Corp.	1,200	24,872
San-In Godo Bank Ltd.	3,000	18,883
Sankyu, Inc.	800	27,892
Santen Pharmaceutical Co. Ltd.	4,700	43,620
Sanwa Holdings Corp.(2)	3,500	53,257
Sapporo Holdings Ltd.	1,000	30,616
Sato Holdings Corp.	100	1,449
SB Technology Corp.	100	1,640
SBS Holdings, Inc.	500	10,498
SCREEN Holdings Co. Ltd.	800	81,449
Scroll Corp.	2,400	16,573
SCSK Corp.	600	10,401
Secom Co. Ltd.	700	48,991
Seibu Holdings, Inc.	4,400	46,531
Seikitokyu Kogyo Co. Ltd.(2)	800	9,137
Seiko Epson Corp.	3,800	59,502
Seiko Group Corp.	400	7,375
Seino Holdings Co. Ltd.	2,900	42,245
Seiren Co. Ltd.	200	3,298
Sekisui House Ltd.	2,400	48,911
Sekisui Jushi Corp.	100	1,726
86

Avantis Responsible International Equity ETF
	Shares	Value
Senko Group Holdings Co. Ltd.	2,900	$20,303
Senshu Electric Co. Ltd.	200	5,266
Seria Co. Ltd.	500	7,896
SG Holdings Co. Ltd.	4,200	60,668
Sharp Corp.(1)	4,300	26,470
Shibaura Electronics Co. Ltd.	100	4,471
Shibaura Mechatronics Corp.	100	17,610
SHIFT, Inc.(1)	100	20,564
Shikoku Bank Ltd.	100	637
Shimadzu Corp.	700	20,571
Shimamura Co. Ltd.	400	41,229
Shimano, Inc.	500	73,345
Shin Nippon Biomedical Laboratories Ltd.(2)	300	4,645
Shindengen Electric Manufacturing Co. Ltd.	100	2,130
Shinsho Corp.	100	3,896
Shinwa Co. Ltd.	100	1,539
Shionogi & Co. Ltd.	600	26,352
Ship Healthcare Holdings, Inc.	2,400	40,720
Shiseido Co. Ltd.	600	24,348
Shizuoka Financial Group, Inc.	4,500	36,568
Shoei Co. Ltd.	200	3,386
Shofu, Inc.	100	1,469
SIGMAXYZ Holdings, Inc.	500	5,612
Siix Corp.	1,100	11,884
Sinfonia Technology Co. Ltd.	700	7,570
Sinko Industries Ltd.	100	1,383
Sintokogio Ltd.	1,500	11,188
SKY Perfect JSAT Holdings, Inc.	2,800	12,729
Skylark Holdings Co. Ltd.(1)	2,400	33,587
SMS Co. Ltd.	500	9,629
Socionext, Inc.	200	24,746
Sodick Co. Ltd.	300	1,415
Softbank Corp.	7,800	89,456
SoftBank Group Corp.	200	8,963
Softcreate Holdings Corp.	200	2,414
Sohgo Security Services Co. Ltd.	4,500	28,695
Solasto Corp.	400	1,821
Sompo Holdings, Inc.	3,100	134,904
Sony Group Corp., ADR	7,122	592,479
S-Pool, Inc.	2,400	8,001
Square Enix Holdings Co. Ltd.	400	15,183
Stanley Electric Co. Ltd.	1,500	26,314
Star Micronics Co. Ltd.	2,400	30,969
Starts Corp., Inc.	1,000	20,985
Stella Chemifa Corp.	100	2,127
Studio Alice Co. Ltd.	100	1,460
Subaru Corp.	8,900	171,088
Sugi Holdings Co. Ltd.	400	17,952
Sumida Corp.	1,200	13,631
Sumitomo Bakelite Co. Ltd.	200	9,450
Sumitomo Electric Industries Ltd.	12,200	149,356
87

Avantis Responsible International Equity ETF
	Shares	Value
Sumitomo Forestry Co. Ltd.	2,400	$67,539
Sumitomo Mitsui Financial Group, Inc., ADR	33,318	303,194
Sumitomo Mitsui Trust Holdings, Inc.	3,100	116,122
Sumitomo Realty & Development Co. Ltd.	3,000	76,690
Sumitomo Riko Co. Ltd.	2,700	20,079
Sumitomo Rubber Industries Ltd.	2,600	27,401
Sumitomo Seika Chemicals Co. Ltd.	300	9,311
Sumitomo Warehouse Co. Ltd.	700	11,999
Sun Frontier Fudousan Co. Ltd.	2,400	23,770
Sundrug Co. Ltd.	1,000	29,560
Suntory Beverage & Food Ltd.	2,400	77,219
Suzuken Co. Ltd.	1,200	35,570
Suzuki Motor Corp.	2,400	94,302
SWCC Corp.	2,400	32,327
Sysmex Corp.	500	26,530
Systena Corp.	2,500	4,628
Syuppin Co. Ltd.	100	779
T&D Holdings, Inc.	3,400	53,888
Tachibana Eletech Co. Ltd.	700	12,758
Tachi-S Co. Ltd.	1,300	15,611
Taisei Corp.	3,000	100,968
Taiyo Yuden Co. Ltd.	700	19,460
Takaoka Toko Co. Ltd.	100	1,521
Takara & Co. Ltd.	200	3,224
Takara Holdings, Inc.	3,200	27,591
Takasago Thermal Engineering Co. Ltd.	2,400	48,273
Takashimaya Co. Ltd.(2)	3,200	48,043
Takeda Pharmaceutical Co. Ltd., ADR(2)	7,217	111,142
Tama Home Co. Ltd.	400	9,747
Tamron Co. Ltd.	500	15,438
Tanseisha Co. Ltd.	100	536
TDK Corp.	4,800	174,706
TechMatrix Corp.	400	4,511
TechnoPro Holdings, Inc.	2,400	58,861
Teijin Ltd.	3,500	35,539
Teikoku Electric Manufacturing Co. Ltd.	100	1,740
Tera Probe, Inc.	400	12,096
TerraSky Co. Ltd.(1)	100	1,418
Terumo Corp.	500	15,129
TIS, Inc.	2,500	58,941
TKC Corp.	200	5,049
TOA ROAD Corp.	400	13,723
Toagosei Co. Ltd.	2,400	22,865
Tochigi Bank Ltd.	1,200	2,418
Toei Animation Co. Ltd.	200	16,854
Toho Bank Ltd.	7,200	13,688
Toho Co. Ltd.	300	11,434
Toho Co. Ltd.	300	6,760
Toho Holdings Co. Ltd.	400	8,004
Toho Zinc Co. Ltd.	100	1,151
Tokai Corp.	100	1,296
88

Avantis Responsible International Equity ETF
	Shares	Value
Tokai Rika Co. Ltd.	300	$4,690
Token Corp.	200	10,527
Tokio Marine Holdings, Inc.	10,200	225,099
Tokyo Century Corp.	600	23,027
Tokyo Electron Device Ltd.	100	6,874
Tokyo Electron Ltd.	2,600	386,167
Tokyo Individualized Educational Institute, Inc.	200	669
Tokyo Kiraboshi Financial Group, Inc.	900	23,739
Tokyo Tatemono Co. Ltd.	4,000	52,514
Tokyu Corp.	3,400	42,965
Tokyu Fudosan Holdings Corp.	13,100	81,429
Tomy Co. Ltd.	2,700	43,811
Topcon Corp.	400	4,815
Toppan, Inc.	2,600	62,805
Topre Corp.	1,400	16,656
Topy Industries Ltd.	200	3,122
Toray Industries, Inc.	18,200	98,128
Torex Semiconductor Ltd.	100	1,599
Torii Pharmaceutical Co. Ltd.	100	2,575
Torishima Pump Manufacturing Co. Ltd.	1,000	13,011
Tosei Corp.	200	2,516
Toshiba TEC Corp.	100	2,432
Totech Corp.	400	14,380
TOTO Ltd.	100	2,742
Towa Corp.	200	5,035
Toyo Corp.	100	930
Toyo Securities Co. Ltd.	600	1,338
Toyo Seikan Group Holdings Ltd.	3,300	59,725
Toyo Tanso Co. Ltd.	100	4,085
Toyo Tire Corp.	1,400	21,077
Toyobo Co. Ltd.	2,400	17,418
Toyoda Gosei Co. Ltd.	2,400	51,770
Toyota Boshoku Corp.	1,500	28,348
Toyota Industries Corp.	900	63,548
Toyota Motor Corp., ADR(2)	2,004	344,948
Toyota Tsusho Corp.	2,800	166,680
TPR Co. Ltd.	300	3,765
Trancom Co. Ltd.	300	15,503
Transcosmos, Inc.	600	13,133
TRE Holdings Corp.	1,000	8,062
Trend Micro, Inc.	2,000	84,883
Trusco Nakayama Corp.	1,700	29,962
TS Tech Co. Ltd.	2,400	28,389
TSI Holdings Co. Ltd.	2,400	11,930
Tsukuba Bank Ltd.	2,400	3,983
Tsuruha Holdings, Inc.(2)	300	21,949
TV Asahi Holdings Corp.	400	4,549
Tv Tokyo Holdings Corp.	100	2,113
Uchida Yoko Co. Ltd.	400	17,840
Ulvac, Inc.	700	27,126
Unicharm Corp.	1,800	71,809
89

Avantis Responsible International Equity ETF
	Shares	Value
Unipres Corp.	2,400	$20,241
United Arrows Ltd.	900	13,342
Unitika Ltd.(1)	1,000	1,475
Ushio, Inc.	300	3,781
USS Co. Ltd.	2,700	47,148
UT Group Co. Ltd.(1)	700	11,639
V Technology Co. Ltd.	100	1,641
Valqua Ltd.	300	8,932
ValueCommerce Co. Ltd.	100	882
Vector, Inc.	500	4,607
VT Holdings Co. Ltd.	800	2,810
Wacoal Holdings Corp.	100	2,199
Wakachiku Construction Co. Ltd.	400	8,264
Wakita & Co. Ltd.	1,100	10,125
Warabeya Nichiyo Holdings Co. Ltd.	500	9,347
Welcia Holdings Co. Ltd.	100	1,840
West Holdings Corp.	600	11,656
West Japan Railway Co.	2,400	103,906
Will Group, Inc.	100	757
World Co. Ltd.	1,000	11,111
World Holdings Co. Ltd.	100	1,657
Xebio Holdings Co. Ltd.	100	700
Yahagi Construction Co. Ltd.	1,200	10,321
YAKUODO Holdings Co. Ltd.	100	1,762
YAMABIKO Corp.	1,200	12,128
Yamada Holdings Co. Ltd.	13,500	42,467
Yamae Group Holdings Co. Ltd.	600	16,599
Yamaguchi Financial Group, Inc.	4,100	32,529
Yamaha Corp.	100	3,084
Yamaha Motor Co. Ltd.	3,700	95,742
Yamaichi Electronics Co. Ltd.	300	3,784
Yamanashi Chuo Bank Ltd.	1,200	12,447
Yamato Holdings Co. Ltd.	2,800	52,595
Yamazen Corp.	2,400	18,810
Yaoko Co. Ltd.	400	21,084
Yaskawa Electric Corp.(2)	200	7,841
Yellow Hat Ltd.	400	5,182
Yokogawa Electric Corp.	1,000	19,801
Yokohama Rubber Co. Ltd.	2,500	50,798
Yokorei Co. Ltd.	600	5,440
Yuasa Trading Co. Ltd.	400	11,740
Z Holdings Corp.	19,100	57,355
Zenkoku Hosho Co. Ltd.	700	24,252
Zenrin Co. Ltd.	600	3,747
Zeon Corp.(2)	600	6,606
ZIGExN Co. Ltd.	600	2,378
ZOZO, Inc.	900	17,974
		21,442,568
Netherlands — 3.7%
Aalberts NV	1,935	80,379
ABN AMRO Bank NV, CVA(2)	6,752	99,321
90

Avantis Responsible International Equity ETF
	Shares	Value
Adyen NV(1)	140	$116,903
Aegon NV, NY Shares(2)	23,017	116,926
AerCap Holdings NV(1)	2,933	180,438
Akzo Nobel NV	1,832	148,728
Allfunds Group PLC	2,108	12,472
Arcadis NV	500	23,403
ASM International NV	194	93,386
ASML Holding NV, NY Shares	1,334	881,147
ASR Nederland NV	3,094	135,284
B&S Group Sarl	439	1,767
Basic-Fit NV(1)	1,004	30,595
BE Semiconductor Industries NV	1,249	143,366
Brunel International NV	907	12,227
Coca-Cola Europacific Partners PLC	725	46,480
Constellium SE(1)	3,132	56,376
Corbion NV	389	9,304
DSM-Firmenich AG	927	85,748
Flow Traders Ltd.	580	11,748
Heineken Holding NV	104	8,322
Heineken NV	628	61,048
IMCD NV	224	30,852
ING Groep NV, ADR	31,043	439,259
InPost SA(1)	536	6,299
Just Eat Takeaway.com NV(1)(2)	1,372	19,271
Koninklijke Ahold Delhaize NV	8,685	284,086
Koninklijke BAM Groep NV	6,587	14,031
Koninklijke KPN NV	32,524	113,814
Koninklijke Philips NV, NY Shares(1)(2)	2,985	66,655
NN Group NV	2,390	92,004
Ordina NV	596	3,705
Pharming Group NV(1)	14,953	18,997
PostNL NV	102	238
Prosus NV(1)	1,130	77,941
Randstad NV	729	42,781
Signify NV	146	4,127
TKH Group NV, CVA	555	25,550
TomTom NV(1)	192	1,524
Universal Music Group NV	2,965	73,512
Van Lanschot Kempen NV	82	2,428
Wolters Kluwer NV	248	29,882
		3,702,324
New Zealand — 0.3%
Arvida Group Ltd.	3,488	2,562
Auckland International Airport Ltd.(1)	4,139	19,271
Chorus Ltd.	8,061	38,559
EBOS Group Ltd.	909	20,569
Fisher & Paykel Healthcare Corp. Ltd.	1,849	24,972
Fletcher Building Ltd.	11,227	32,318
KMD Brands Ltd.(2)	6,373	3,154
Mercury NZ Ltd.	9,144	33,840
Meridian Energy Ltd.	6,287	20,111
91

Avantis Responsible International Equity ETF
	Shares	Value
Spark New Zealand Ltd.	18,919	$57,236
		252,592
Norway — 0.8%
2020 Bulkers Ltd.(1)	507	4,329
ABG Sundal Collier Holding ASA	1,757	864
Adevinta ASA(1)	529	3,753
Atea ASA(1)	655	8,135
B2Holding ASA	2,134	1,356
Bakkafrost P	106	5,341
Belships ASA	2,239	3,381
Borregaard ASA	1,132	16,481
DNB Bank ASA	5,958	117,769
Elopak ASA	1,363	2,794
Europris ASA	1,062	6,044
Gjensidige Forsikring ASA	725	11,258
Gram Car Carriers ASA(1)	444	6,783
Grieg Seafood ASA	249	1,758
Kid ASA	326	2,584
Kitron ASA	5,032	17,848
Kongsberg Automotive ASA(1)	14,812	3,207
Kongsberg Gruppen ASA	454	18,832
Leroy Seafood Group ASA	1,254	5,177
Mowi ASA	3,676	66,636
Nordic Semiconductor ASA(1)	1,059	12,862
Norsk Hydro ASA	13,155	72,785
Norske Skog ASA(1)(2)	1,985	8,169
OKEA ASA	920	3,391
Orkla ASA	2,500	19,086
Petronor E&P ASA(1)	100	78
Protector Forsikring ASA	2,073	33,050
Rana Gruber ASA	505	2,745
Salmar ASA	558	27,241
Scatec ASA	4,258	28,392
Schibsted ASA, B Shares	2,060	40,375
Schibsted ASA, Class A	1,673	35,503
Siem Offshore, Inc.(1)	806	1,726
Solstad Offshore ASA(1)	1,565	3,037
SpareBank 1 Nord Norge	2,248	20,155
Sparebank 1 Oestlandet	303	3,815
SpareBank 1 SMN	2,431	32,123
SpareBank 1 SR-Bank ASA	2,457	29,704
Storebrand ASA	9,205	73,760
Telenor ASA	4,552	48,735
TGS ASA	2,305	29,835
TOMRA Systems ASA	484	6,635
Veidekke ASA	1,850	17,510
		855,042
Portugal — 0.2%
Altri SGPS SA(2)	1,684	8,290
Banco Comercial Portugues SA, R Shares(1)	144,551	40,332
Corticeira Amorim SGPS SA	1,551	17,019
92

Avantis Responsible International Equity ETF
	Shares	Value
CTT-Correios de Portugal SA	312	$1,144
EDP Renovaveis SA	1,474	26,958
Jeronimo Martins SGPS SA	1,241	31,635
Navigator Co. SA	6,579	24,073
NOS SGPS SA	3,160	11,905
Sonae SGPS SA	21,519	22,669
		184,025
Singapore — 1.3%
AEM Holdings Ltd.	200	520
Aztech Global Ltd.	6,100	3,677
Capitaland India Trust	13,092	11,234
Capitaland Investment Ltd.	36,900	88,394
City Developments Ltd.	3,400	16,797
ComfortDelGro Corp. Ltd.	89,300	83,845
DBS Group Holdings Ltd.	11,300	278,134
Food Empire Holdings Ltd.	13,800	10,510
Frencken Group Ltd.	12,600	9,678
Hong Fok Corp. Ltd.	14,700	10,546
Hour Glass Ltd.	3,000	4,347
Hutchison Port Holdings Trust, U Shares	166,300	27,593
iFAST Corp. Ltd.	2,100	8,819
Maxeon Solar Technologies Ltd.(1)	268	4,224
Netlink NBN Trust	22,300	14,270
Oversea-Chinese Banking Corp. Ltd.	20,200	187,422
Samudera Shipping Line Ltd.(2)	4,600	2,517
SATS Ltd.(1)(2)	8,780	16,812
Sea Ltd., ADR(1)	878	33,039
Sheng Siong Group Ltd.	10,500	11,806
SIA Engineering Co. Ltd.	1,100	1,952
Singapore Exchange Ltd.	6,200	44,137
Singapore Post Ltd.	57,900	21,209
Singapore Technologies Engineering Ltd.	18,600	52,406
Singapore Telecommunications Ltd.	33,000	57,982
Stamford Land Corp. Ltd.	3,700	1,040
StarHub Ltd.	4,200	3,169
UMS Holdings Ltd.	7,800	7,206
United Overseas Bank Ltd.	12,500	262,592
UOL Group Ltd.	8,700	42,712
Venture Corp. Ltd.	2,400	23,262
Yanlord Land Group Ltd.(1)	14,100	7,038
Yoma Strategic Holdings Ltd.(1)	28,600	1,840
		1,350,729
Spain — 2.3%
Acciona SA	251	35,873
Aena SME SA	889	139,748
Almirall SA	1,171	11,884
Amadeus IT Group SA	1,728	118,564
Applus Services SA	1,514	15,545
Atresmedia Corp. de Medios de Comunicacion SA	1,769	7,027
Banco Bilbao Vizcaya Argentaria SA, ADR	43,110	342,293
Banco de Sabadell SA	59,732	69,084
93

Avantis Responsible International Equity ETF
	Shares	Value
Banco Santander SA, ADR(2)	74,422	$288,013
Bankinter SA	5,626	36,061
CaixaBank SA	15,554	62,997
Cellnex Telecom SA(1)	1,419	54,270
CIE Automotive SA	187	5,687
Construcciones y Auxiliar de Ferrocarriles SA	498	17,871
Corp. ACCIONA Energias Renovables SA	372	11,054
eDreams ODIGEO SA(1)	187	1,337
Ence Energia y Celulosa SA	2,191	6,976
Endesa SA	4,567	94,847
Ercros SA(2)	1,036	3,381
Ferrovial SE	528	16,747
Fluidra SA	216	4,857
Gestamp Automocion SA	5,413	24,197
Global Dominion Access SA	1,092	4,368
Grifols SA(1)	528	7,234
Grupo Catalana Occidente SA	364	12,071
Iberdrola SA	25,551	303,105
Industria de Diseno Textil SA	5,591	214,199
Laboratorios Farmaceuticos Rovi SA	188	10,686
Mapfre SA	10,430	22,062
Melia Hotels International SA(1)	3,689	24,142
Neinor Homes SA(1)	841	8,420
Pharma Mar SA	229	8,864
Prosegur Cash SA(2)	3,341	2,156
Prosegur Cia de Seguridad SA	2,207	3,852
Redeia Corp. SA	6,502	105,588
Sacyr SA	12,021	38,281
Telefonica SA, ADR(2)	34,444	140,876
Viscofan SA	556	36,137
		2,310,354
Sweden — 3.0%
AcadeMedia AB	178	821
AddLife AB, B Shares	242	1,669
AddTech AB, B Shares	1,253	21,169
Alfa Laval AB	957	33,600
Ambea AB	522	1,783
Arise AB	921	3,403
Assa Abloy AB, Class B	2,506	56,400
Atlas Copco AB, A Shares	9,237	122,124
Atlas Copco AB, B Shares	5,372	61,846
Atrium Ljungberg AB, B Shares	429	7,802
Avanza Bank Holding AB(2)	2,531	48,867
Axfood AB	1,243	30,024
Beijer Alma AB	36	565
Beijer Ref AB	845	9,686
Bilia AB, A Shares	1,587	15,166
Billerud Aktiebolag	3,148	25,718
BioArctic AB(1)	349	9,911
BioGaia AB, B Shares	906	8,268
Boliden AB	3,265	86,818
94

Avantis Responsible International Equity ETF
	Shares	Value
Bonava AB, B Shares(2)	634	$1,036
Boozt AB(1)	2,094	19,332
Bravida Holding AB	843	5,996
Bufab AB	689	18,529
Bure Equity AB	445	8,922
Byggmax Group AB(1)	781	2,293
Castellum AB(2)	1,516	16,160
Catena AB	495	18,053
Catena Media PLC(1)(2)	842	1,380
Cibus Nordic Real Estate AB(2)	483	5,199
Cint Group AB(1)	43	37
Clas Ohlson AB, B Shares	2,008	18,430
Cloetta AB, B Shares	3,523	5,939
Coor Service Management Holding AB	835	3,563
Corem Property Group AB, B Shares(2)	4,655	3,403
Dios Fastigheter AB	1,274	7,939
Electrolux AB, B Shares	2,567	28,230
Electrolux Professional AB, B Shares	757	4,071
Elekta AB, B Shares	3,223	23,018
Embracer Group AB(1)(2)	1,324	3,205
Epiroc AB, A Shares	3,201	61,412
Epiroc AB, B Shares	1,898	31,067
EQT AB	770	15,478
Essity AB, B Shares	3,467	80,941
Fabege AB	1,408	12,051
Fastighets AB Balder, B Shares(1)	3,387	16,189
Fortnox AB	4,215	21,894
G5 Entertainment AB	159	2,474
Getinge AB, B Shares	3,575	61,981
Granges AB	3,695	35,211
H & M Hennes & Mauritz AB, B Shares	6,256	95,517
Hemnet Group AB	1,069	19,373
Hexagon AB, B Shares	3,651	32,597
Hexatronic Group AB	579	3,142
Hexpol AB	2,283	22,475
HMS Networks AB	186	7,452
Hoist Finance AB(1)	1,097	2,964
Holmen AB, B Shares	414	15,692
Hufvudstaden AB, A Shares	951	10,978
Husqvarna AB, B Shares	3,893	33,517
Industrivarden AB, A Shares	574	14,952
Indutrade AB	1,171	22,473
Instalco AB	757	2,575
Investment AB Latour, B Shares	156	2,835
Inwido AB	1,583	16,529
JM AB	476	6,267
Karnov Group AB(1)	619	2,531
Lindab International AB	617	9,059
Loomis AB	1,286	34,091
MEKO AB	478	4,294
Millicom International Cellular SA, SDR(1)	1,837	29,225
95

Avantis Responsible International Equity ETF
	Shares	Value
MIPS AB	547	$20,206
Modern Times Group MTG AB, B Shares(1)	2,283	15,495
Mycronic AB	1,286	26,331
NCC AB, B Shares	1,599	16,441
Neobo Fastigheter AB(1)	672	675
New Wave Group AB, B Shares	1,166	8,303
Nibe Industrier AB, B Shares	2,064	15,449
Nobia AB(1)	1,962	1,649
Nordea Bank Abp	15,870	173,860
Note AB(1)	37	588
NP3 Fastigheter AB	692	10,627
Nyfosa AB	3,186	20,005
Pandox AB	1,188	13,193
Paradox Interactive AB	517	13,184
Platzer Fastigheter Holding AB, B Shares	633	4,216
Resurs Holding AB	2,541	5,564
Saab AB, B Shares	1,110	58,513
Samhallsbyggnadsbolaget i Norden AB(2)	15,467	4,957
Samhallsbyggnadsbolaget i Norden AB, D Shares	990	313
Sandvik AB	6,246	118,123
Scandic Hotels Group AB(1)	1,741	5,640
Sectra AB, B Shares(1)	1,468	22,928
Securitas AB, B Shares	1,380	11,228
Sinch AB(1)	13,478	28,288
Skandinaviska Enskilda Banken AB, A Shares	9,020	104,574
Skanska AB, B Shares	4,311	63,107
SKF AB, B Shares	5,053	81,815
SkiStar AB	762	8,124
Spotify Technology SA(1)	182	28,023
Stillfront Group AB(1)	1,286	2,113
Svenska Cellulosa AB SCA, B Shares	2,933	39,044
Svenska Handelsbanken AB, A Shares	10,820	90,283
Sweco AB, B Shares	541	5,266
Swedbank AB, A Shares	6,665	117,955
Synsam AB	483	1,810
Tele2 AB, B Shares	2,387	16,864
Telefonaktiebolaget LM Ericsson, ADR(2)	15,468	79,815
Telia Co. AB	23,824	48,096
Thule Group AB	178	5,145
Tobii Dynavox AB(1)	468	1,234
Troax Group AB	931	14,927
Truecaller AB, B Shares(1)(2)	861	2,696
Viaplay Group AB, B Shares(1)(2)	270	1,265
Vitec Software Group AB, B Shares	439	23,700
Vitrolife AB	45	612
Volvo AB, A Shares	1,215	24,851
Volvo AB, B Shares	9,169	184,788
Volvo Car AB, Class B(1)	5,070	19,249
Wallenstam AB, B Shares	2,146	7,736
Wihlborgs Fastigheter AB	4,318	33,176
		3,069,655
96

Avantis Responsible International Equity ETF
	Shares	Value
Switzerland — 8.4%
ABB Ltd., ADR	1,588	$60,201
Adecco Group AG	599	25,766
Alcon, Inc.	1,678	140,045
Allreal Holding AG	190	33,166
ALSO Holding AG	166	40,317
ams-OSRAM AG(1)	6,253	43,828
Arbonia AG	340	3,595
Ascom Holding AG	1,071	13,188
Autoneum Holding AG(1)	29	4,322
Baloise Holding AG	557	87,015
Banque Cantonale Vaudoise	368	39,871
Barry Callebaut AG	29	50,534
Belimo Holding AG	107	56,282
Bossard Holding AG, Class A	44	10,076
Bucher Industries AG	65	26,647
Burckhardt Compression Holding AG	85	50,019
Bystronic AG	26	17,526
Calida Holding AG	67	2,399
Cembra Money Bank AG	503	36,623
Chocoladefabriken Lindt & Spruengli AG	1	117,820
Chocoladefabriken Lindt & Spruengli AG, Participation Certificate	5	59,764
Cie Financiere Richemont SA, Class A	3,376	478,857
Clariant AG	1,585	26,368
Comet Holding AG	76	19,488
Daetwyler Holding AG, Bearer Shares	172	35,826
DKSH Holding AG	478	36,530
dormakaba Holding AG	95	49,708
Flughafen Zurich AG	222	45,686
Forbo Holding AG	24	32,414
Geberit AG	254	131,456
Georg Fischer AG	1,089	70,371
Givaudan SA	5	16,655
Helvetia Holding AG	452	68,738
Huber & Suhner AG	192	14,789
Idorsia Ltd.(1)(2)	229	1,246
Implenia AG	329	11,720
Inficon Holding AG	44	56,103
Interroll Holding AG	10	29,801
Intershop Holding AG	6	4,074
Julius Baer Group Ltd.	2,988	207,395
Kardex Holding AG	24	5,510
Kuehne + Nagel International AG	646	194,087
LEM Holding SA	15	33,843
Leonteq AG(2)	188	8,466
Logitech International SA	1,481	102,459
Lonza Group AG	208	114,731
Meier Tobler Group AG	238	11,519
Mobilezone Holding AG	811	12,652
Mobimo Holding AG	71	20,749
Nestle SA	5,153	619,594
97

Avantis Responsible International Equity ETF
	Shares	Value
Novartis AG, ADR	9,746	$979,278
OC Oerlikon Corp. AG	3,162	15,515
Orior AG	237	20,214
Partners Group Holding AG	328	353,553
Peach Property Group AG(1)(2)	82	1,316
PSP Swiss Property AG	485	58,925
Roche Holding AG	3,492	1,024,861
Roche Holding AG, Bearer Shares	135	42,074
Schindler Holding AG	202	42,386
Schindler Holding AG, Bearer Participation Certificate	342	76,163
Schweiter Technologies AG	6	4,320
SFS Group AG	251	28,750
SGS SA	1,054	95,727
Siegfried Holding AG	77	69,511
SIG Group AG	614	16,152
Sika AG	145	40,974
Softwareone Holding AG	1,264	25,226
Sonova Holding AG	167	44,127
St. Galler Kantonalbank AG	46	25,711
Stadler Rail AG	1,363	55,398
Straumann Holding AG	603	91,167
Swatch Group AG	639	34,045
Swatch Group AG, Bearer Shares	353	99,101
Swiss Life Holding AG	340	212,930
Swiss Prime Site AG	922	88,534
Swiss Re AG	1,779	172,754
Swisscom AG	387	235,640
Tecan Group AG	24	9,569
Temenos AG	676	53,577
TX Group AG	27	2,828
u-blox Holding AG	166	14,798
UBS Group AG(1)(2)	21,624	577,577
Valiant Holding AG	233	24,986
Vontobel Holding AG	412	25,500
Zehnder Group AG	114	7,539
Zurich Insurance Group AG	1,059	496,558
		8,547,123
United Kingdom — 13.3%
3i Group PLC	17,226	433,776
4imprint Group PLC	723	46,642
abrdn PLC	17,947	37,439
Admiral Group PLC	3,871	121,952
Advanced Medical Solutions Group PLC	559	1,801
AG Barr PLC	1,381	8,526
Airtel Africa PLC	6,799	9,813
AJ Bell PLC	8,491	31,161
Alliance Pharma PLC	3,241	1,965
Anglo American PLC	12,765	339,443
Antofagasta PLC	3,727	68,256
Ascential PLC(1)	724	1,838
Ashmore Group PLC	5,400	13,245
98

Avantis Responsible International Equity ETF
	Shares	Value
Ashtead Group PLC	6,069	$423,363
ASOS PLC(1)(2)	413	2,281
Aston Martin Lagonda Global Holdings PLC(1)	1,549	6,976
AstraZeneca PLC, ADR	11,287	765,484
Auto Trader Group PLC	10,397	79,729
Aviva PLC	15,725	74,611
B&M European Value Retail SA	13,504	98,688
BAE Systems PLC	10,448	132,980
Balfour Beatty PLC	5,465	22,627
Bank of Georgia Group PLC	1,031	45,482
Barclays PLC, ADR	46,895	352,181
Barratt Developments PLC	6,410	36,745
Beazley PLC	6,440	44,464
Bellway PLC	1,544	41,724
Berkeley Group Holdings PLC	1,078	55,383
boohoo Group PLC(1)	1,979	892
Britvic PLC	5,772	64,166
BT Group PLC	80,676	118,022
Bunzl PLC	1,040	37,241
Burberry Group PLC	7,697	212,511
Burford Capital Ltd.	2,121	29,266
Bytes Technology Group PLC	4,644	28,530
Capital Ltd.	2,763	2,883
Centrica PLC	66,593	127,816
Chesnara PLC	1,632	5,636
Clarkson PLC	452	15,501
Close Brothers Group PLC	3,059	31,750
CMC Markets PLC	3,084	4,133
Coats Group PLC	54,768	53,169
Coca-Cola HBC AG	3,605	103,849
Compass Group PLC	2,777	70,027
Computacenter PLC	1,854	51,187
ConvaTec Group PLC	7,981	23,425
Crest Nicholson Holdings PLC	5,438	12,414
Croda International PLC	773	53,985
Darktrace PLC(1)	1,601	7,287
De La Rue PLC(1)	1,205	850
Dechra Pharmaceuticals PLC	23	1,106
Deliveroo PLC(1)	6,314	9,039
DFS Furniture PLC	3,807	5,299
Diageo PLC, ADR	2,746	454,875
Direct Line Insurance Group PLC(1)	15,285	31,323
Domino's Pizza Group PLC	1,320	6,598
dotdigital group PLC	1,957	2,104
Dr. Martens PLC	1,120	2,225
Drax Group PLC	7,865	54,917
DS Smith PLC	26,402	104,231
Dunelm Group PLC	3,401	50,097
Elementis PLC(1)	1,342	1,939
EMIS Group PLC	1,003	24,320
Ergomed PLC(1)	673	8,975
99

Avantis Responsible International Equity ETF
	Shares	Value
Experian PLC	4,592	$160,369
Firstgroup PLC	23,592	43,248
Forterra PLC	6,505	13,769
Frasers Group PLC(1)	2,831	28,908
Frontier Developments PLC(1)	129	550
Funding Circle Holdings PLC(1)	1,437	790
Games Workshop Group PLC	918	125,704
Gamma Communications PLC	1,733	23,516
Genus PLC	42	1,236
Georgia Capital PLC(1)	454	5,587
Golar LNG Ltd.	1,836	40,576
Grafton Group PLC	4,958	54,158
Grainger PLC	5,685	16,987
Greggs PLC	2,989	93,181
GSK PLC, ADR	3,912	137,429
Gym Group PLC(1)	1,207	1,695
Haleon PLC	29,019	118,819
Haleon PLC, ADR(2)	14,778	121,475
Halfords Group PLC	3,188	7,375
Halma PLC	139	3,768
Hargreaves Lansdown PLC	6,594	63,455
Hays PLC	33,719	45,672
Helios Towers PLC(1)	15,212	17,544
Hikma Pharmaceuticals PLC	3,554	98,173
Hill & Smith PLC	2,213	50,127
Hiscox Ltd.	4,379	55,250
Hollywood Bowl Group PLC	5,942	17,834
Howden Joinery Group PLC	12,695	118,730
HSBC Holdings PLC, ADR(2)	19,609	731,808
Ibstock PLC	8,645	16,288
IG Group Holdings PLC	7,107	60,830
IMI PLC	2,484	47,140
Impax Asset Management Group PLC	2,946	19,935
Inchcape PLC	6,184	59,685
Informa PLC	784	7,244
Intermediate Capital Group PLC	3,799	64,923
International Distributions Services PLC(1)	16,758	51,465
Intertek Group PLC	1,551	81,225
Investec PLC	8,231	48,618
IOG PLC(1)	7,050	156
IP Group PLC	11,131	8,267
IWG PLC(1)	12,072	27,357
J D Wetherspoon PLC(1)	2,459	22,543
J Sainsbury PLC	33,611	114,941
JD Sports Fashion PLC	42,830	78,614
Johnson Matthey PLC	1,902	39,212
Johnson Service Group PLC	19,748	29,742
Jubilee Metals Group PLC(1)	6,918	622
Jupiter Fund Management PLC	3,226	4,060
Just Group PLC	14,321	13,659
Kainos Group PLC	1,353	20,794
100

Avantis Responsible International Equity ETF
	Shares	Value
Kingfisher PLC	21,044	$62,364
Lancashire Holdings Ltd.	3,430	24,855
Legal & General Group PLC	29,084	80,356
Liontrust Asset Management PLC	2,338	19,461
Lloyds Banking Group PLC, ADR	167,191	351,101
London Stock Exchange Group PLC	747	77,280
Lookers PLC	7,801	12,714
Luxfer Holdings PLC	63	758
M&G PLC	19,617	47,382
Man Group PLC	28,086	75,268
Marks & Spencer Group PLC(1)	51,953	149,011
Marshalls PLC	1,063	3,696
Marston's PLC(1)	10,519	4,262
Me Group International PLC	4,473	8,985
Mears Group PLC	3,349	11,856
Metro Bank Holdings PLC(1)	840	1,103
Mitchells & Butlers PLC(1)	4,515	12,612
Molten Ventures PLC(1)	3,719	11,442
Mondi PLC	6,602	109,665
Moneysupermarket.com Group PLC	8,606	27,058
Morgan Sindall Group PLC	1,223	30,509
National Grid PLC, ADR(2)	4,287	270,981
NatWest Group PLC, ADR(2)	30,046	176,971
Next 15 Group PLC	2,022	15,808
Next PLC	2,313	204,420
Ninety One PLC	6,996	15,166
Ocado Group PLC(1)	119	1,311
OSB Group PLC	8,699	37,536
Oxford Nanopore Technologies PLC(1)	3,219	9,718
Pagegroup PLC	9,450	50,117
Paragon Banking Group PLC	4,737	31,574
PayPoint PLC	2,076	14,462
Pearson PLC, ADR(2)	5,327	56,306
Pendragon PLC(1)	8,739	2,066
Pennon Group PLC	3,823	31,194
Persimmon PLC	2,659	35,847
Pets at Home Group PLC	2,474	11,808
Phoenix Group Holdings PLC	3,744	24,663
Plus500 Ltd.	2,781	50,295
Prax Exploration & Production PLC(1)	44,885	1,006
Premier Foods PLC	7,225	11,288
Prudential PLC, ADR(2)	2,890	71,412
QinetiQ Group PLC	9,444	39,778
Quilter PLC	31,125	33,677
Rathbones Group PLC	796	17,730
Reach PLC	3,674	3,412
Reckitt Benckiser Group PLC	4,027	290,611
Redde Northgate PLC	7,718	31,379
Redrow PLC	3,393	20,396
RELX PLC, ADR	7,967	259,167
Renewi PLC(1)	516	3,140
101

Avantis Responsible International Equity ETF
	Shares	Value
Renishaw PLC	164	$7,550
Rentokil Initial PLC	5,296	40,321
Restaurant Group PLC(1)	11,435	6,147
Restore PLC	914	2,026
Ricardo PLC	1,761	11,372
Rightmove PLC	9,826	69,551
Rolls-Royce Holdings PLC(1)	23,886	67,008
RS Group PLC	3,386	32,537
RWS Holdings PLC	1,758	5,363
Sage Group PLC	4,449	54,672
Savills PLC	486	5,602
Schroders PLC	5,381	27,994
Senior PLC	919	2,096
Severn Trent PLC	2,339	71,031
SIG PLC(1)	42,008	17,904
Sirius Real Estate Ltd.	7,307	8,054
Smart Metering Systems PLC	946	8,228
Smith & Nephew PLC, ADR(2)	3,608	97,200
Smiths Group PLC	1,809	37,518
Softcat PLC	1,889	35,923
Speedy Hire PLC	6,741	2,990
Spirax-Sarco Engineering PLC	232	29,730
Spirent Communications PLC	6,712	13,333
SSP Group PLC(1)	7,504	22,338
St. James's Place PLC	9,659	108,005
Standard Chartered PLC	28,954	260,520
SThree PLC	1,985	8,942
Strix Group PLC	2,459	2,801
Superdry PLC(1)	774	550
Synthomer PLC(1)	2,999	2,428
Taylor Wimpey PLC	47,895	69,218
TBC Bank Group PLC	1,175	42,317
Telecom Plus PLC	1,342	27,022
THG PLC(1)(2)	20,037	24,950
TI Fluid Systems PLC	4,617	7,398
Travis Perkins PLC	1,373	14,935
Tremor International Ltd.(1)(2)	888	1,728
TUI AG(1)	1,096	6,500
Tyman PLC	503	1,883
Unilever PLC, ADR	7,344	374,691
United Utilities Group PLC	2,468	29,554
Vanquis Banking Group PLC	8,506	11,157
Vertu Motors PLC	8,457	7,466
Vesuvius PLC	4,774	26,627
Virgin Money UK PLC	26,131	53,722
Vistry Group PLC	4,491	44,436
Vodafone Group PLC, ADR	22,448	209,215
Watkin Jones PLC	1,239	735
Weir Group PLC	3,761	87,179
WH Smith PLC	1,419	26,309
Whitbread PLC	1,806	78,549
102

Avantis Responsible International Equity ETF
	Shares	Value
Wickes Group PLC	13,385	$23,784
Wincanton PLC	518	1,568
Wise PLC, Class A(1)	14,839	120,114
WPP PLC, ADR(2)	759	36,736
XP Power Ltd.	556	15,120
Yellow Cake PLC(1)	4,663	27,533
YouGov PLC	1,000	11,016
		13,511,389
United States — 0.1%
Atlassian Corp., Class A(1)	568	115,906
Gen Digital, Inc.	2	41
Resolute Forest Products, Inc.(1)	1,220	1,568
		117,515
TOTAL COMMON STOCKS (Cost $93,953,517)		101,203,449
RIGHTS†
Canada†
Constellation Software, Inc.(1) (Cost $64)	144	80
WARRANTS†
Australia†
Magellan Financial Group Ltd.(1)(2)	4	1
Canada†
Constellation Software, Inc.(1)	144	1
TOTAL WARRANTS (Cost $—)		2
SHORT-TERM INVESTMENTS — 2.4%
Money Market Funds — 2.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	46,804	46,804
State Street Navigator Securities Lending Government Money Market Portfolio(3)	2,441,295	2,441,295
TOTAL SHORT-TERM INVESTMENTS (Cost $2,488,099)		2,488,099
TOTAL INVESTMENT SECURITIES — 102.1% (Cost $96,441,680)		103,691,630
OTHER ASSETS AND LIABILITIES — (2.1)%		(2,140,815)
TOTAL NET ASSETS — 100.0%		$101,550,815

103

Avantis Responsible International Equity ETF

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	26.7%
Industrials	18.7%
Consumer Discretionary	12.6%
Information Technology	9.2%
Health Care	8.7%
Consumer Staples	7.2%
Materials	7.2%
Communication Services	5.2%
Real Estate	2.3%
Utilities	1.8%
Energy	0.1%
Short-Term Investments	2.4%
Other Assets and Liabilities	(2.1)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CVA	–	Certificaten Van Aandelen
SDR	–	Swedish Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,616,503. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,758,669, which includes securities collateral of $1,317,374.

See Notes to Financial Statements.
104

Statements of Assets and Liabilities

AUGUST 31, 2023
	Avantis Responsible Emerging Markets Equity ETF	Avantis Responsible International Equity ETF
Assets
Investment securities, at value (cost of $53,828,022 and $94,000,385, respectively) — including $618,700 and $3,616,503, respectively of securities on loan	$57,511,163	$101,250,335
Investment made with cash collateral received for securities on loan, at value (cost of $378,428 and $2,441,295, respectively)	378,428	2,441,295
Total investment securities, at value (cost of $54,206,450 and $96,441,680, respectively)	57,889,591	103,691,630
Foreign currency holdings, at value (cost of $21,543 and $6,246, respectively)	21,496	6,208
Receivable for investments sold	27,250	12,784
Dividends and interest receivable	110,133	297,674
Securities lending receivable	1,383	3,720
	58,049,853	104,012,016

Liabilities
Disbursements in excess of demand deposit cash	1,754	—
Payable for collateral received for securities on loan	378,428	2,441,295
Payable for investments purchased	—	73
Accrued management fees	16,078	19,833
Accrued foreign taxes	249,560	—
	645,820	2,461,201

Net Assets	$57,404,033	$101,550,815

Shares outstanding (unlimited number of shares authorized)	1,250,000	2,000,000

Net Asset Value Per Share	$45.92	$50.78

Net Assets Consist of:
Capital paid in	$53,801,463	$94,224,359
Distributable earnings (loss)	3,602,570	7,326,456
	$57,404,033	$101,550,815

See Notes to Financial Statements.
105

Statements of Operations

YEAR ENDED AUGUST 31, 2023
	Avantis Responsible Emerging Markets Equity ETF	Avantis Responsible International Equity ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $207,325 and $277,169, respectively)	$1,360,618	$2,373,321
Securities lending, net	9,153	23,821
Interest	4,634	7,375
	1,374,405	2,404,517

Expenses:
Management fees	137,852	164,019
Other expenses	1,410	—
	139,262	164,019

Net investment income (loss)	1,235,143	2,240,498

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $3,447 and $—, respectively)	(308,507)	189,000
Foreign currency translation transactions	(42,074)	(14,358)
	(350,581)	174,642

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(229,262) and $—, respectively)	4,249,033	8,903,907
Translation of assets and liabilities in foreign currencies	(174)	1,212
	4,248,859	8,905,119

Net realized and unrealized gain (loss)	3,898,278	9,079,761

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,133,421	$11,320,259

See Notes to Financial Statements.
106

Statements of Changes in Net Assets

YEAR ENDED AUGUST 31, 2023 AND PERIOD ENDED AUGUST 31, 2022
	Avantis Responsible Emerging Markets Equity ETF		Avantis Responsible International Equity ETF
Increase (Decrease) in Net Assets	August 31, 2023	August 31, 2022(1)	August 31, 2023	August 31, 2022(2)
Operations
Net investment income (loss)	$1,235,143	$160,792	$2,240,498	$201,797
Net realized gain (loss)	(350,581)	(46,902)	174,642	(16,770)
Change in net unrealized appreciation (depreciation)	4,248,859	(815,636)	8,905,119	(1,655,089)
Net increase (decrease) in net assets resulting from operations	5,133,421	(701,746)	11,320,259	(1,470,062)

Distributions to Shareholders
From earnings	(801,025)	(28,080)	(1,939,020)	(106,155)

Capital Share Transactions
Proceeds from shares sold	40,019,118	13,723,663	67,706,888	28,455,437
Payments for shares redeemed	—	—	(2,472,635)	—
Other capital	38,431	20,251	36,882	19,221
Net increase (decrease) in net assets from capital share transactions	40,057,549	13,743,914	65,271,135	28,474,658

Net increase (decrease) in net assets	44,389,945	13,014,088	74,652,374	26,898,441

Net Assets
Beginning of period	13,014,088	—	26,898,441	—
End of period	$57,404,033	$13,014,088	$101,550,815	$26,898,441

Transactions in Shares of the Funds
Sold	950,000	300,000	1,450,000	600,000
Redeemed	—	—	(50,000)	—
Net increase (decrease) in shares of the funds	950,000	300,000	1,400,000	600,000
(1)March 28, 2022 (fund inception) through August 31, 2022.
(2)March 15, 2022 (fund inception) through August 31, 2022.

See Notes to Financial Statements.
107

Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Responsible Emerging Markets Equity ETF and Avantis Responsible International Equity ETF (collectively, the funds) are two funds in a series issued by the trust. Each of the funds’ investment objective is to seek long-term capital appreciation. Shares of the funds are listed for trading on the NYSE Arca, Inc. Avantis Responsible Emerging Markets Equity ETF incepted on March 28, 2022. Avantis Responsible International Equity ETF incepted on March 15, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the funds to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

108

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

109

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Responsible Emerging Markets Equity ETF
Common Stocks	$378,428	—	—	—	$378,428
Gross amount of recognized liabilities for securities lending transactions					$378,428

Avantis Responsible International Equity ETF
Common Stocks	$2,441,295	—	—	—	$2,441,295
Gross amount of recognized liabilities for securities lending transactions					$2,441,295
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Avantis Responsible Emerging Markets Equity ETF	0.33%
Avantis Responsible International Equity ETF	0.23%

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2023 were as follows:

	Avantis Responsible Emerging Markets Equity ETF	Avantis Responsible International Equity ETF
Purchases	$37,066,280	$36,374,367
Sales	$2,914,252	$5,441,218

110

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2023 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Avantis Responsible Emerging Markets Equity ETF	$6,228,907	—	—
Avantis Responsible International Equity ETF	$37,201,715	$2,473,250	$477,102
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

111

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds' portfolio holdings.

Avantis Responsible Emerging Markets Equity ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$1,324,308	$2,091,169	—
Chile	86,417	288,887	—
China	4,155,363	10,556,694	—
Colombia	37,215	36,824	—
India	883,056	9,746,560	—
Indonesia	143,606	1,131,674	—
Mexico	588,933	1,242,339	—
Peru	154,647	—	—
Philippines	19,859	411,039	—
South Africa	284,506	1,812,134	—
South Korea	482,210	7,469,809	—
Taiwan	2,294,636	7,969,619	—
Turkey	37,972	558,998	—
Other Countries	—	3,701,187	—
Rights	—	1,307	—
Warrants	—	195	—
Short-Term Investments	378,428	—	—
	$10,871,156	$47,018,435	—

Avantis Responsible International Equity ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Belgium	$158,520	$769,784	—
Denmark	1,462,256	1,356,221	—
Finland	57,324	791,975	—
France	1,303,364	8,673,278	—
Germany	633,183	6,767,014	—
Hong Kong	25,390	2,120,454	—
Ireland	23,395	705,034	—
Israel	236,472	639,730	—
Japan	2,530,221	18,912,347	—
Netherlands	1,787,281	1,915,043	—
Singapore	37,263	1,313,466	—
Spain	771,182	1,539,172	—
Sweden	107,838	2,961,817	—
Switzerland	1,617,056	6,930,067	—
United Kingdom	4,508,366	9,003,023	—
United States	117,474	41	—
Other Countries	—	21,428,398	—
Rights	—	80	—
Warrants	—	2	—
Short-Term Investments	2,488,099	—	—
	$17,864,684	$85,826,946	—

112

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 (except as noted) were as follows:

	2023		2022
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis Responsible Emerging Markets Equity ETF(1)	$801,025	—	$28,080	—
Avantis Responsible International Equity ETF(2)	$1,939,020	—	$106,155	—
(1)March 28, 2022 (fund inception) through August 31, 2022.
(2)March 15, 2022 (fund inception) through August 31, 2022.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Responsible Emerging Markets Equity ETF	Avantis Responsible International Equity ETF
Federal tax cost of investments	$54,788,952	$96,831,430
Gross tax appreciation of investments	$6,662,867	$10,379,582
Gross tax depreciation of investments	(3,562,228)	(3,519,382)
Net tax appreciation (depreciation) of investments	3,100,639	6,860,200
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(249,918)	80
Net tax appreciation (depreciation)	$2,850,721	$6,860,280
Undistributed ordinary income	$1,101,675	$743,035
Accumulated short-term capital losses	$(263,093)	$(190,587)
Accumulated long-term capital losses	$(86,733)	$(86,272)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

113

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
114

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Responsible Emerging Markets Equity ETF
2023	$43.38	1.31	1.97	3.28	(0.78)	0.04	$45.92	7.75%	0.33%	2.96%	7%	$57,404
2022(4)	$49.47	0.93	(7.00)	(6.07)	(0.14)	0.12	$43.38	(12.04)%	0.33%(5)	4.89%(5)	2%	$13,014

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)March 28, 2022 (fund inception) through August 31, 2022.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations*:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Responsible International Equity ETF
2023	$44.83	1.55	5.49	7.04	(1.12)	0.03	$50.78	15.83%	0.23%	3.14%	8%	$101,551
2022(4)	$50.51	0.66	(6.10)	(5.44)	(0.30)	0.06	$44.83	(10.66)%	0.23%(5)	3.01%(5)	3%	$26,898

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)March 15, 2022 (fund inception) through August 31, 2022.
(5)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Responsible Emerging Markets Equity ETF and Avantis® Responsible International Equity ETF (the “Funds”), two of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® Responsible Emerging Markets Equity ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and the period from March 28, 2022 (fund inception) through August 31, 2022
Avantis® Responsible International Equity ETF	For the year ended August 31, 2023	For the year ended August 31, 2023, and the period from March 15, 2022 (fund inception) through August 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 21, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the management agreement renewal, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Funds. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the management agreement renewal, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Funds;
•the wide range of programs and services the Advisor and other service providers provide to the Funds and their shareholders on a routine and non-routine basis;
•the Funds’ investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Funds compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Funds, the profitability of the Funds to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Funds;
•any collateral benefits derived by the Advisor from the management of the Funds;
•fees and expenses associated with any investment by the Funds in other funds;
•payments to intermediaries by the Funds and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.
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In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under each Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the
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management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis Responsible Emerging Markets Equity ETF and Avantis Responsible International Equity ETF was below the median of the total expense ratios of each Fund’s peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the
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Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to each Fund is fair in light of the services provided and that the investment management agreement between each Fund and the Advisor should be renewed for an additional one-year period.

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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2023.

For corporate taxpayers, Avantis Responsible Emerging Markets Equity ETF hereby designates $3,193, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2023 as qualified for the corporate dividends received deduction.

For the fiscal year ended August 31, 2023, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
Avantis Responsible Emerging Markets Equity ETF	$205,495	$0.1644	$1,545,067	$1.2361
Avantis Responsible International Equity ETF	$239,424	$0.1197	$2,390,045	$1.1950

Avantis Responsible International Equity ETF utilized earnings and profits of $9,994 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
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Notes

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Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97865 2310

Annual Report

August 31, 2023

Avantis® All Equity Markets ETF (AVGE)
Avantis® All Equity Markets Value ETF (AVGV)
Avantis® All International Markets Equity ETF (AVNM)
Avantis® All International Markets Value ETF (AVNV)
Avantis® Moderate Allocation ETF (AVMA)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Stocks Rebounded, Bonds Struggled

Asset class returns, particularly for U.S. and global stocks, improved dramatically compared with the previous fiscal year. The bounce back occurred despite ongoing volatility, rising interest rates and Fitch Ratings’ first-ever downgrade of U.S. debt.

Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign partly fueled the optimism. Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise interest rates.

After pausing in June, the Fed resumed its tightening campaign in July, raising rates to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their future policy options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates. Government bond yields soared, including the benchmark 10-year Treasury yield, which surged to a 16-year high late in the period.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 15.94% for the 12-month period. Non-U.S. developed markets stocks delivered modestly higher returns, while emerging markets stocks gained only 1.25%. Meanwhile, amid elevated inflation and sharply higher Treasury yields, most U.S. bond and other rate-sensitive sectors declined, though not as much as in the prior fiscal year. Exceptions included corporate and municipal bonds, which delivered modest gains.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis All Equity Markets ETF (AVGE)
Total Returns as of August 31, 2023
	Since Inception	Inception Date
Net Asset Value	24.04%	9/27/2022
Market Price	24.02%	9/27/2022
MSCI ACWI IMI Index	24.29%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc. Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 27, 2022

Value on August 31, 2023
Net Asset Value — $12,404

MSCI ACWI IMI Index — $12,429

Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis All Equity Markets ETF is a fund of funds that seeks long-term capital appreciation by investing in other Avantis ETFs. These underlying funds represent a broadly diversified basket of equity securities and seek to overweight securities expected to have higher returns or better risk characteristics than a passive, market-capitalization weighted index.

Collectively, the underlying funds seek securities of companies that they expect to have higher returns. They place an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies with higher profitability and value characteristics. Conversely, the underlying funds collectively seek to underweight or exclude securities they expect to have lower returns. This includes securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. Under normal market conditions, the fund will invest at least 80% of its assets in equity ETFs. The managers will strategically allocate to the underlying funds across geographies and investment styles to achieve the desired allocation. The U.S. versus non-U.S. allocations will be predicated on each region’s relative market capitalization with a home bias toward the U.S. The portfolio managers regularly review the fund’s allocations to determine whether rebalancing is appropriate. To better balance risks in changing market environments and control costs and tax realizations, the portfolio managers may modestly reallocate within asset class target ranges. This may occur when prevailing market conditions and relative performance of certain underlying strategies lead to deviations from the targets.

Performance Review

For the period from the fund’s inception on September 27, 2022, through August 31, 2023, Avantis All Equity Markets ETF returned 24.02%* on a market price basis. On a net asset value (NAV) basis, the fund returned 24.04%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund underperformed the total world stock market, as measured by the MSCI ACWI IMI Index, which returned 24.29% for the reporting period. The index is an unmanaged index generally representative of the performance of large-, mid- and small-cap stocks in developed and emerging markets.

The fund’s underperformance versus the index was largely due to the fund’s collective underweight versus the index in mega- and large-cap stocks, which generally outperformed their smaller peers.

*Total returns for periods less than one year are not annualized. Fund returns would have been lower if a portion of the fees had not been waived.
4

Fund Characteristics

AUGUST 31, 2023

Avantis All Equity Markets ETF
Types of Investments in Portfolio	% of net assets
Domestic Equity Funds	71.2%
International Equity Funds	28.7%
Short-Term Investments	0.1%
Other Assets and Liabilities	—(1)
(1) Category is less than 0.05% of total net assets.

5

Performance

Avantis All Equity Markets Value ETF (AVGV)
Total Returns as of August 31, 2023
	Since Inception	Inception Date
Net Asset Value	3.89%	6/27/2023
Market Price	4.02%	6/27/2023
MSCI ACWI IMI Value Index	2.19%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc. Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
0.28%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis All Equity Markets Value ETF is a fund of funds that seeks long-term capital appreciation by investing in other Avantis value ETFs. These underlying funds represent a broadly diversified basket of equity securities and seek to select or overweight securities expected to have higher returns or better risk characteristics than a passive, market-capitalization weighted index.

Collectively, the underlying funds seek securities of companies that they expect to have higher returns. They place an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies with higher profitability and value characteristics. Conversely, the underlying funds collectively seek to underweight or exclude securities they expect to have lower returns. This includes securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. Under normal market conditions, the fund will invest at least 80% of its assets in equity ETFs. The portfolio managers will strategically allocate to the underlying funds across geographies and investment styles to achieve the desired allocation. The U.S. versus non-U.S. allocations will be predicated on each region’s relative market capitalization within the total global equity market. The portfolio managers regularly review the fund’s allocations to determine whether rebalancing is appropriate. To better balance risks in changing market environments and control costs and tax realizations, the portfolio managers may modestly reallocate within asset class target ranges. This may occur when prevailing market conditions and relative performance of certain underlying strategies lead to deviations from the targets.

Performance Review

For the period from the fund’s inception on June 27, 2023, through August 31, 2023, Avantis All Equity Markets Value ETF returned 4.02%* on a market price basis. On a net asset value (NAV) basis, the fund returned 3.89%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the total world value stock market, as measured by the MSCI ACWI IMI Value Index, which returned 2.19% for the reporting period. The index is an unmanaged index generally representative of the performance of large-, mid- and small-cap value stocks in developed and emerging markets.

The fund’s outperformance versus the index was largely due to the fund’s collective overweight versus the index in companies with the highest profitability and book-to-market characteristics, which outperformed. A corresponding underweight in companies with the lowest profitability and book-to-market characteristics, which underperformed, also aided relative results.

*Total returns for periods less than one year are not annualized. Fund returns would have been lower if a portion of the fees had not been waived.
7

Fund Characteristics

AUGUST 31, 2023

Avantis All Equity Markets Value ETF
Types of Investments in Portfolio	% of net assets
Domestic Equity Funds	60.6%
International Equity Funds	39.3%
Short-Term Investments	0.1%
Other Assets and Liabilities	—(1)
(1) Category is less than 0.05% of total net assets.

8

Performance

Avantis All International Markets Equity ETF (AVNM)
Total Returns as of August 31, 2023
	Since Inception	Inception Date
Net Asset Value	1.50%	6/27/2023
Market Price	1.62%	6/27/2023
MSCI ACWI ex USA IMI Index	0.69%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc. Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
0.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis All International Markets Equity ETF is a fund of funds that seeks long-term capital appreciation by investing in other Avantis non-U.S. ETFs. These underlying funds represent a broadly diversified basket of equity securities and seek to overweight securities expected to have higher returns or better risk characteristics than a passive, market-capitalization weighted index.

Collectively, the underlying funds seek securities of companies that they expect to have higher returns. They place an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies with higher profitability and value characteristics. Conversely, the underlying funds collectively seek to underweight or exclude securities they expect to have lower returns. This includes securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. Under normal market conditions, the fund will invest at least 80% of its assets in equity ETFs. The portfolio managers will strategically allocate to the underlying funds across geographies and investment styles to achieve the desired allocation. The portfolio managers regularly review the fund’s allocations to determine whether rebalancing is appropriate. To better balance risks in changing market environments and control costs and tax realizations, the portfolio managers may modestly reallocate within asset class target ranges. This may occur when prevailing market conditions and relative performance of certain underlying strategies lead to deviations from the targets.

Performance Review

For the period from the fund’s inception on June 27, 2023, through August 31, 2023, Avantis All International Markets Equity ETF returned 1.62%* on a market price basis. On a net asset value (NAV) basis, the fund returned 1.50%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the total international stock market, as measured by the MSCI ACWI ex USA IMI Index, which returned 0.69% for the reporting period. The index is an unmanaged index generally representative of the performance of large-, mid- and small-cap value stocks in non-U.S. developed and emerging markets.

The fund’s outperformance versus the index was largely due to the fund’s collective overweight versus the index in companies with the highest profitability and book-to-market characteristics, which outperformed. A corresponding underweight in companies with the lowest profitability and book-to-market characteristics, which underperformed, also aided relative results.

*Total returns for periods less than one year are not annualized. Fund returns would have been lower if a portion of the fees had not been waived.
10

Fund Characteristics

AUGUST 31, 2023

Avantis All International Markets Equity ETF
Types of Investments in Portfolio	% of net assets
International Equity Funds	99.9%
Short-Term Investments	0.1%
Other Assets and Liabilities	—(1)
(1) Category is less than 0.05% of total net assets.

11

Performance

Avantis All International Markets Value ETF (AVNV)
Total Returns as of August 31, 2023
	Since Inception	Inception Date
Net Asset Value	2.26%	6/27/2023
Market Price	2.25%	6/27/2023
MSCI ACWI ex USA IMI Value Index	2.00%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc. Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
12

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis All International Markets Value ETF is a fund of funds that seeks long-term capital appreciation by investing in other Avantis non-U.S. value ETFs. These underlying funds represent a broadly diversified basket of equity securities and seek to select or overweight securities expected to have higher returns or better risk characteristics than a passive, market-capitalization weighted index.

Collectively, the underlying funds seek securities of companies that they expect to have higher returns. They place an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies with higher profitability and value characteristics. Conversely, the underlying funds collectively seek to underweight or exclude securities they expect to have lower returns. This includes securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. Under normal market conditions, the fund will invest at least 80% of its assets in equity ETFs. The portfolio managers will strategically allocate to the underlying funds across geographies and investment styles to achieve the desired allocation. The portfolio managers regularly review the fund’s allocations to determine whether rebalancing is appropriate. To better balance risks in changing market environments and control costs and tax realizations, the portfolio managers may modestly reallocate within asset class target ranges. This may occur when prevailing market conditions and relative performance of certain underlying strategies lead to deviations from the targets.

Performance Review

For the period from the fund’s inception on June 27, 2023, through August 31, 2023, Avantis All International Markets Value ETF returned 2.25%* on a market price basis. On a net asset value (NAV) basis, the fund returned 2.26%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the total international stock market, as measured by the MSCI ACWI ex USA IMI Value Index, which returned 2.00% for the reporting period. The index is an unmanaged index generally representative of the performance of large-, mid- and small-cap value stocks in non-U.S. developed and emerging markets.

The fund’s outperformance versus the index was largely due to the fund’s collective overweight versus the index in companies with the highest profitability and book-to-market characteristics, which outperformed. A corresponding underweight in companies with the lowest profitability and book-to-market characteristics, which underperformed, also aided relative results.

*Total returns for periods less than one year are not annualized. Fund returns would have been lower if a portion of the fees had not been waived.
13

Fund Characteristics

AUGUST 31, 2023

Avantis All International Markets Value ETF
Types of Investments in Portfolio	% of net assets
International Equity Funds	99.9%
Short-Term Investments	0.1%
Other Assets and Liabilities	—(1)
(1) Category is less than 0.05% of total net assets.

14

Performance

Avantis Moderate Allocation ETF (AVMA)
Total Returns as of August 31, 2023
	Since Inception	Inception Date
Net Asset Value	2.09%	6/27/2023
Market Price	2.13%	6/27/2023
65% MSCI ACWI IMI Index/35% Bloomberg US Aggregate Gov/Credit 1-5 Year Index	1.67%	—
MSCI ACWI IMI Index	2.26%	—
Bloomberg US Aggregate Gov/Credit 1-5 Year Index	0.46%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc. Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
0.23%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
15

Portfolio Commentary
Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

Avantis Moderate Allocation ETF is a fund of funds that seeks long-term capital appreciation by investing in other Avantis equity and fixed income ETFs. These underlying funds represent a broadly diversified basket of stocks and bonds and seek to overweight securities expected to have higher returns or better risk characteristics than a passive, market-capitalization weighted index.

To identify securities with higher expected returns, the underlying equity funds collectively emphasize securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the underlying equity funds collectively seek to underweight or exclude securities they expect to have lower returns. This includes securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. The portfolio managers of the underlying fixed-income funds use factors such as industry sector, credit rating, duration, country and currency to categorize fixed-income securities into component groups. They calculate the expected return of securities in each component group by using information embedded in current yields and other valuation metrics.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers will allocate to the underlying funds across geographies and investment styles to achieve the desired allocation. Among equities, the U.S. versus non-U.S. allocations across geographies depend on each region’s relative market capitalization with a home bias toward the U.S. The portfolio managers regularly review the fund’s allocations to determine whether rebalancing is appropriate. To better balance risks in changing market environments and control costs and tax realizations, the portfolio managers may modestly reallocate within target asset class ranges. This may occur when prevailing market conditions and relative performance of certain underlying strategies lead to deviations from the targets.

Performance Review

For the period from the fund’s inception on June 27, 2023, through August 31, 2023, Avantis Moderate Allocation ETF returned 2.13%* on a market price basis. On a net asset value (NAV) basis, the fund returned 2.09%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

The fund outperformed the broad world stock and U.S. bond markets, as measured by the 65% MSCI ACWI Investable Market Index (IMI)/35% Bloomberg U.S. Aggregate Government/Credit 1-5 Year Index, which returned 1.67% during the period. The index is an unmanaged index generally representative of the broad performance of developed and emerging markets stocks, including all capitalization categories, and U.S. investment-grade bonds with maturities of one to five years.

The fund’s relative outperformance was largely due to the fund’s collective overweight versus the index in equity securities from companies with the highest profitability and book-to-market characteristics, which outperformed. A corresponding underweight in companies with the lowest profitability and book-to-market characteristics, which underperformed, also aided relative results.

*Total returns for periods less than one year are not annualized. Fund returns would have been lower if a portion of the fees had not been waived.
16

Fund Characteristics

AUGUST 31, 2023

Avantis Moderate Allocation ETF
Types of Investments in Portfolio	% of net assets
Domestic Equity Funds	47.6%
Domestic Fixed Income Funds	33.0%
International Equity Funds	19.3%
Short-Term Investments	0.4%
Other Assets and Liabilities	(0.3)%

17

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period(1) 3/1/23 - 8/31/23	Annualized Expense Ratio(1)
Avantis All Equity Markets ETF
Actual	$1,000	$1,061.00	$0.16	0.03%
Hypothetical	$1,000	$1,025.05	$0.15	0.03%
Avantis All Equity Markets Value ETF
Actual	$1,000	$1,038.90	$0.06(2)	0.03%
Hypothetical	$1,000	$1,025.05	$0.15	0.03%
Avantis All International Markets Equity ETF
Actual	$1,000	$1,015.00	$0.05(2)	0.03%
Hypothetical	$1,000	$1,025.05	$0.15	0.03%
Avantis All International Markets Value ETF
Actual	$1,000	$1,022.60	$0.05(2)	0.03%
Hypothetical	$1,000	$1,025.05	$0.15	0.03%
Avantis Moderate Allocation ETF
Actual	$1,000	$1,020.90	$0.05(2)	0.03%
Hypothetical	$1,000	$1,025.05	$0.15	0.03%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 66, the number of days in the period from June 27, 2023 (fund inception) through August 31, 2023, divided by 365, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.
19

Schedules of Investments

AUGUST 31, 2023

Avantis All Equity Markets ETF
	Shares	Value
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 71.2%
Avantis Real Estate ETF	154,326	$6,268,722
Avantis U.S. Equity ETF	1,239,563	95,136,460
Avantis U.S. Large Cap Value ETF	604,952	33,060,627
Avantis U.S. Small Cap Equity ETF	232,721	10,879,707
Avantis U.S. Small Cap Value ETF	138,025	11,206,249
		156,551,765
International Equity Funds — 28.7%
Avantis Emerging Markets Equity ETF	252,014	13,628,917
Avantis Emerging Markets Value ETF	205,912	9,058,069
Avantis International Equity ETF	392,384	22,546,385
Avantis International Large Cap Value ETF	233,206	11,412,495
Avantis International Small Cap Equity ETF	43,911	2,147,573
Avantis International Small Cap Value ETF	71,755	4,246,461
		63,039,900
TOTAL UNDERLYING FUNDS (Cost $206,262,181)		219,591,665
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $204,610)	204,610	204,610
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $206,466,791)		219,796,275
OTHER ASSETS AND LIABILITIES†		12,520
TOTAL NET ASSETS — 100.0%		$219,808,795

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.
20

AUGUST 31, 2023

Avantis All Equity Markets Value ETF
	Shares	Value
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 60.6%
Avantis U.S. Large Cap Value ETF	135,136	$7,385,183
Avantis U.S. Small Cap Value ETF	46,438	3,770,301
		11,155,484
International Equity Funds — 39.3%
Avantis Emerging Markets Value ETF	40,557	1,784,103
Avantis International Large Cap Value ETF	73,704	3,606,882
Avantis International Small Cap Value ETF	31,091	1,839,965
		7,230,950
TOTAL UNDERLYING FUNDS (Cost $18,306,818)		18,386,434
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $16,149)	16,149	16,149
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $18,322,967)		18,402,583
OTHER ASSETS AND LIABILITIES†		2,628
TOTAL NET ASSETS — 100.0%		$18,405,211

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.
21

AUGUST 31, 2023

Avantis All International Markets Equity ETF
	Shares	Value
UNDERLYING FUNDS(1) — 99.9%
International Equity Funds — 99.9%
Avantis Emerging Markets Equity ETF	2,105	$113,838
Avantis Emerging Markets Value ETF	1,735	76,323
Avantis International Equity ETF	4,575	262,879
Avantis International Large Cap Value ETF	2,705	132,376
Avantis International Small Cap Value ETF	910	53,854
TOTAL UNDERLYING FUNDS (Cost $647,893)		639,270
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $540)	540	540
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $648,433)		639,810
OTHER ASSETS AND LIABILITIES†		(12)
TOTAL NET ASSETS — 100.0%		$639,798

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.
22

AUGUST 31, 2023

Avantis All International Markets Value ETF
	Shares	Value
UNDERLYING FUNDS(1) — 99.9%
International Equity Funds — 99.9%
Avantis Emerging Markets Value ETF	2,592	$114,022
Avantis International Large Cap Value ETF	3,681	180,139
Avantis International Small Cap Value ETF	1,551	91,788
TOTAL UNDERLYING FUNDS (Cost $382,298)		385,949
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $324)	324	324
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $382,622)		386,273
OTHER ASSETS AND LIABILITIES†		(7)
TOTAL NET ASSETS — 100.0%		$386,266

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.
23

AUGUST 31, 2023

Avantis Moderate Allocation ETF
	Shares	Value
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 47.6%
Avantis Real Estate ETF	997	$40,498
Avantis U.S. Equity ETF	7,742	594,198
Avantis U.S. Large Cap Value ETF	3,787	206,960
Avantis U.S. Small Cap Equity ETF	1,457	68,115
Avantis U.S. Small Cap Value ETF	846	68,687
		978,458
Domestic Fixed Income Funds — 33.0%
Avantis Core Fixed Income ETF	11,105	453,195
Avantis Short-Term Fixed Income ETF	4,935	226,368
		679,563
International Equity Funds — 19.3%
Avantis Emerging Markets Equity ETF	1,614	87,285
Avantis Emerging Markets Value ETF	1,342	59,034
Avantis International Equity ETF	2,560	147,098
Avantis International Large Cap Value ETF	1,510	73,895
Avantis International Small Cap Value ETF	488	28,880
		396,192
TOTAL UNDERLYING FUNDS (Cost $2,049,433)		2,054,213
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $8,529)	8,529	8,529
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $2,057,962)		2,062,742
OTHER ASSETS AND LIABILITIES — (0.3)%		(5,155)
TOTAL NET ASSETS — 100.0%		$2,057,587

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.
24

Statements of Assets and Liabilities

AUGUST 31, 2023
	Avantis All Equity Markets ETF	Avantis All Equity Markets Value ETF
Assets
Investment securities - affiliates, at value (cost of $206,262,181 and $18,306,818, respectively)	$219,591,665	$18,386,434
Investment securities - unaffiliated, at value (cost of $204,610 and $16,149, respectively)	204,610	16,149
Total investment securities, at value (cost of $206,466,791 and $18,322,967, respectively)	219,796,275	18,402,583
Receivable for capital shares sold	3,971,253	1,710,773
Interest receivable	879	56
Securities lending receivable	3,557	—
	223,771,964	20,113,412

Liabilities
Payable for investments purchased	3,957,929	1,707,829
Accrued management fees	5,240	372
	3,963,169	1,708,201

Net Assets	$219,808,795	$18,405,211

Shares outstanding (unlimited number of shares authorized)	3,605,000	350,000

Net Asset Value Per Share	$60.97	$52.59

Net Assets Consist of:
Capital paid in	$206,551,033	$18,325,595
Distributable earnings (loss)	13,257,762	79,616
	$219,808,795	$18,405,211

See Notes to Financial Statements.
25

AUGUST 31, 2023
	Avantis All International Markets Equity ETF	Avantis All International Markets Value ETF
Assets
Investment securities - affiliates, at value (cost of $647,893 and $382,298, respectively)	$639,270	$385,949
Investment securities - unaffiliated, at value (cost of $540 and $324, respectively)	540	324
Total investment securities, at value (cost of $648,433 and $382,622, respectively)	639,810	386,273
Interest receivable	2	1
	639,812	386,274

Liabilities
Accrued management fees	14	8

Net Assets	$639,798	$386,266

Shares outstanding (unlimited number of shares authorized)	12,500	7,500

Net Asset Value Per Share	$51.18	$51.50

Net Assets Consist of:
Capital paid in	$648,421	$382,615
Distributable earnings (loss)	(8,623)	3,651
	$639,798	$386,266

See Notes to Financial Statements.
26

AUGUST 31, 2023
Avantis Moderate Allocation ETF
Assets
Investment securities - affiliates, at value (cost of $2,049,433)	$2,054,213
Investment securities - unaffiliated, at value (cost of $8,529)	8,529
Total investment securities, at value (cost of $2,057,962)	2,062,742
Receivable for capital shares sold	128,715
Interest receivable	7
2,191,464

Liabilities
Payable for investments purchased	133,846
Accrued management fees	31
133,877

Net Assets	$2,057,587

Shares outstanding (unlimited number of shares authorized)	40,000

Net Asset Value Per Share	$51.44

Net Assets Consist of:
Capital paid in	$2,051,785
Distributable earnings (loss)	5,802
$2,057,587

See Notes to Financial Statements.
27

Statements of Operations

PERIOD ENDED AUGUST 31, 2023
	Avantis All Equity Markets ETF(1)	Avantis All Equity Markets Value ETF(2)
Investment Income (Loss)
Income:
Income distributions from underlying funds	$2,262,908	$—
Securities lending, net	23,553	—
Interest	5,972	79
	2,292,433	79

Expenses:
Management fees	57,074	918
Trustees' fees and expenses	—	36
	57,074	954
Fees waived	(22,829)	(367)
	34,245	587

Net investment income (loss)	2,258,188	(508)

Realized and Unrealized Gain (Loss)
Sales of investments in underlying funds	455,735	—
Change in net unrealized appreciation (depreciation) on investments in underlying funds	13,329,484	79,616

Net realized and unrealized gain (loss)	13,785,219	79,616

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,043,407	$79,108
(1)September 27, 2022 (fund inception) through August 31, 2023.
(2)June 27, 2023 (fund inception) through August 31, 2023.

See Notes to Financial Statements.

28

PERIOD ENDED AUGUST 31, 2023
	Avantis All International Markets Equity ETF(1)	Avantis All International Markets Value ETF(1)
Investment Income (Loss)
Income:
Interest	$3	$2

Expenses:
Management fees	33	25
Trustees' fees and expenses	2	1
	35	26
Fees waived	(13)	(10)
	22	16

Net investment income (loss)	(19)	(14)

Realized and Unrealized Gain (Loss)
Sales of investments in underlying funds	(3,929)	(5,632)
Change in net unrealized appreciation (depreciation) on investments in underlying funds	(8,623)	3,651

Net realized and unrealized gain (loss)	(12,552)	(1,981)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,571)	$(1,995)
(1)June 27, 2023 (fund inception) through August 31, 2023.

See Notes to Financial Statements.
29

PERIOD ENDED AUGUST 31, 2023
Avantis Moderate Allocation ETF(1)
Investment Income (Loss)
Income:
Income distributions from underlying funds	$1,060
Interest	9
1,069

Expenses:
Management fees	74
Trustees' fees and expenses	3
77
Fees waived	(30)
47

Net investment income (loss)	1,022

Change in net unrealized appreciation (depreciation) on investments in underlying funds	4,780

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,802
(1)June 27, 2023 (fund inception) through August 31, 2023.

See Notes to Financial Statements.
30

Statements of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2023
	Avantis All Equity Markets ETF(1)	Avantis All Equity Markets Value ETF(2)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,258,188	$(508)
Net realized gain (loss)	455,735	—
Change in net unrealized appreciation (depreciation)	13,329,484	79,616
Net increase (decrease) in net assets resulting from operations	16,043,407	79,108

Distributions to Shareholders
From earnings	(2,251,161)	—

Capital Share Transactions
Proceeds from shares sold	212,007,588	18,326,103
Payments for shares redeemed	(5,991,039)	—
Net increase (decrease) in net assets from capital share transactions	206,016,549	18,326,103

Net increase (decrease) in net assets	219,808,795	18,405,211

Net Assets
End of period	$219,808,795	$18,405,211

Transactions in Shares of the Funds
Sold	3,710,000	350,000
Redeemed	(105,000)	—
Net increase (decrease) in shares of the funds	3,605,000	350,000
(1)September 27, 2022 (fund inception) through August 31, 2023.
(2)June 27, 2023 (fund inception) through August 31, 2023.

See Notes to Financial Statements.
31

PERIOD ENDED AUGUST 31, 2023
	Avantis All International Markets Equity ETF(1)	Avantis All International Markets Value ETF(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(19)	$(14)
Net realized gain (loss)	(3,929)	(5,632)
Change in net unrealized appreciation (depreciation)	(8,623)	3,651
Net increase (decrease) in net assets resulting from operations	(12,571)	(1,995)

Capital Share Transactions
Proceeds from shares sold	901,350	762,542
Payments for shares redeemed	(248,981)	(374,281)
Net increase (decrease) in net assets from capital share transactions	652,369	388,261

Net increase (decrease) in net assets	639,798	386,266

Net Assets
End of period	$639,798	$386,266

Transactions in Shares of the Funds
Sold	17,500	15,000
Redeemed	(5,000)	(7,500)
Net increase (decrease) in shares of the funds	12,500	7,500
(1)June 27, 2023 (fund inception) through August 31, 2023.

See Notes to Financial Statements.

32

PERIOD ENDED AUGUST 31, 2023
Avantis Moderate Allocation ETF(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,022
Change in net unrealized appreciation (depreciation)	4,780
Net increase (decrease) in net assets resulting from operations	5,802

Capital Share Transactions
Proceeds from shares sold	2,051,785

Net increase (decrease) in net assets	2,057,587

Net Assets
End of period	$2,057,587

Transactions in Shares of the Fund
Sold	40,000
(1)June 27, 2023 (fund inception) through August 31, 2023.

See Notes to Financial Statements.
33

Notes to Financial Statements

AUGUST 31, 2023

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis All Equity Markets ETF, Avantis All Equity Markets Value ETF, Avantis All International Markets Equity ETF, Avantis All International Markets Value ETF and Avantis Moderate Allocation ETF (collectively, the funds) are five funds in a series issued by the trust. The funds each operate as a “fund of funds,” meaning substantially all of the funds' assets will be invested in a combination of Avantis exchange-traded funds (the underlying funds). Avantis All Equity Markets ETF, Avantis All Equity Markets Value ETF, Avantis All International Markets Equity ETF and Avantis All International Markets Value ETF underlying funds represent a broadly diversified basket of equity securities. Avantis Moderate Allocation ETF underlying funds represent a broadly diversified basket of equity and fixed income securities. The funds will assume the risks associated with the underlying funds. Additional information and attributes of each underlying fund are available at avantisinvestors.com. Each of the funds' investment objective is to seek long-term capital appreciation. Shares of the funds are listed for trading on the NYSE Arca, Inc. Avantis All Equity Markets ETF incepted on September 27, 2022. Avantis All Equity Markets Value ETF, Avantis All International Markets Equity ETF, Avantis All International Markets Value ETF and Avantis Moderate Allocation ETF incepted on June 27, 2023.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the funds are determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss). Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
34

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses, extraordinary expenses and, in the case of certain funds, fees and expenses of the independent trustees (including legal counsel fees). The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. During the period ended August 31, 2023, the investment advisor agreed to waive 0.02% of each fund's management fee. The investment advisor expects this waiver to continue until June 21, 2024 for Avantis All Equity Markets Value ETF, Avantis All International Markets Equity ETF, Avantis All International Markets Value ETF and Avantis Moderate Allocation ETF and July 31, 2024 for Avantis All Equity Markets ETF and cannot terminate it prior to such date without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each fund for the period ended August 31, 2023 are as follows:

		Effective Annual Management Fee
	Annual Management Fee	After Waiver
Avantis All Equity Markets ETF	0.05%	0.03%
Avantis All Equity Markets Value ETF	0.05%	0.03%
Avantis All International Markets Equity ETF	0.05%	0.03%
Avantis All International Markets Value ETF	0.05%	0.03%
Avantis Moderate Allocation ETF	0.05%	0.03%

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor's management and operations of the funds. The trustees receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

35

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2023 were as follows:

	Avantis All Equity Markets ETF(1)	Avantis All Equity Markets Value ETF(2)	Avantis All International Markets Equity ETF(2)	Avantis All International Markets Value ETF(2)	Avantis Moderate Allocation ETF(2)
Purchases	$4,091,799	—	—	—	$14,020
Sales	$2,189,556	—	—	—	—
(1)September 27, 2022 (fund inception) through August 31, 2023.
(2)June 27, 2023 (fund inception) through August 31, 2023.

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2023 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Avantis All Equity Markets ETF(1)	$207,915,725	$4,011,521	$534,484
Avantis All Equity Markets Value ETF(2)	$18,306,818	—	—
Avantis All International Markets Equity ETF(2)	$900,530	$248,709	$(3,928)
Avantis All International Markets Value ETF(2)	$761,828	$373,898	$(5,632)
Avantis Moderate Allocation ETF(2)	$2,035,413	—	—
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

(1)September 27, 2022 (fund inception) through August 31, 2023.
(2)June 27, 2023 (fund inception) through August 31, 2023.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds' investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

36

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the funds' investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds' portfolio holdings.

7. Federal Tax Information

The tax character of distributions paid during the period ended August 31, 2023 were as follows:

2023
Distributions Paid From:
	Ordinary Income	Long-term Capital Gains
Avantis All Equity Markets ETF(1)	$2,251,161	—
Avantis All Equity Markets Value ETF(2)	—	—
Avantis All International Markets Equity ETF(2)	—	—
Avantis All International Markets Value ETF(2)	—	—
Avantis Moderate Allocation ETF(2)	—	—
(1)September 27, 2022 (fund inception) through August 31, 2023.
(2)June 27, 2023 (fund inception) through August 31, 2023.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions and net operating losses, were as follows:

	Avantis All Equity Markets ETF	Avantis All Equity Markets Value ETF	Avantis All International Markets Equity ETF	Avantis All International Markets Value ETF	Avantis Moderate Allocation ETF
Capital paid in	$534,484	$(508)	$(3,948)	$(5,646)	—
Distributable earnings (loss)	$(534,484)	$508	$3,948	$5,646	—

37

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis All Equity Markets ETF	Avantis All Equity Markets Value ETF	Avantis All International Markets Equity ETF	Avantis All International Markets Value ETF	Avantis Moderate Allocation ETF
Federal tax cost of investments	$206,466,958	$18,322,967	$648,433	$382,622	$2,057,962
Gross tax appreciation of investments	$13,499,914	$107,864	$93	$3,651	$7,383
Gross tax depreciation of investments	(170,597)	(28,248)	(8,716)	—	(2,603)
Net tax appreciation (depreciation) of investments	$13,329,317	$79,616	$(8,623)	$3,651	$4,780
Undistributed ordinary income	$7,027	—	—	—	$1,022
Accumulated short-term capital losses	$(78,582)	—	—	—	—
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales for Avantis All Equity Markets ETF. The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for Avantis All Equity Markets Value ETF, Avantis All International Markets Equity ETF, Avantis All International Markets Value ETF and Avantis Moderate Allocation ETF.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

8. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets. As of period end, All Equity Markets ETF owned 55% of the shares of
Avantis International Small Cap Equity ETF.

9. Risk Factors

The value of the funds’ shares will go up and down based on the performance of the underlying funds in which they invest. The value of the underlying funds’ shares will, in turn, fluctuate based on the performance of the securities they own and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

38

10. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended August 31, 2023 follows:

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis All Equity Markets ETF (Amounts in thousands)
Avantis Real Estate ETF	—	$6,495	$108	$(118)	$6,269	154	$11	$79
Avantis U.S. Equity ETF	—	90,594	3,133	7,675	95,136	1,240	168	656
Avantis U.S. Large Cap Value ETF	—	31,671	546	1,936	33,061	605	85	303
Avantis U.S. Small Cap Equity ETF	—	10,596	175	459	10,880	233	25	57
Avantis U.S. Small Cap Value ETF	—	10,743	174	637	11,206	138	29	91
Avantis Emerging Markets Equity ETF	—	13,438	353	544	13,629	252	20	188
Avantis Emerging Markets Value ETF	—	8,953	237	342	9,058	206	13	148
Avantis International Equity ETF	—	22,138	678	1,086	22,546	392	56	410
Avantis International Large Cap Value ETF	—	11,012	207	608	11,413	233	37	238
Avantis International Small Cap Equity ETF	—	2,200	—	(52)	2,148	44	—	—
Avantis International Small Cap Value ETF	—	4,168	134	212	4,246	72	12	93
	—	$212,008	$5,745	$13,329	$219,592	3,569	$456	$2,263
(1)Distributions received includes distributions from net investment income and from capital gains, if any.

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis All Equity Markets Value ETF (Amounts in thousands)
Avantis U.S. Large Cap Value ETF	—	$7,322	—	$63	$7,385	135	—	—
Avantis U.S. Small Cap Value ETF	—	3,731	—	39	3,770	46	—	—
Avantis Emerging Markets Value ETF	—	1,798	—	(14)	1,784	41	—	—
Avantis International Large Cap Value ETF	—	3,621	—	(14)	3,607	74	—	—
Avantis International Small Cap Value ETF	—	1,834	—	6	1,840	31	—	—
	—	$18,306	—	$80	$18,386	327	—	—
(1)Distributions received includes distributions from net investment income and from capital gains, if any.

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis All International Markets Equity ETF (Amounts in thousands)
Avantis Emerging Markets Equity ETF	—	$162	$45	$(3)	$114	2	$(1)	—
Avantis Emerging Markets Value ETF	—	108	30	(2)	76	2	—	—
Avantis International Equity ETF	—	370	104	(3)	263	5	(2)	—
Avantis International Large Cap Value ETF	—	185	52	(1)	132	3	(1)	—
Avantis International Small Cap Value ETF	—	75	21	—	54	1	—	—
	—	$900	$252	$(9)	$639	13	$(4)	—
(1)Distributions received includes distributions from net investment income and from capital gains, if any.

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis All International Markets Value ETF (Amounts in thousands)
Avantis Emerging Markets Value ETF	—	$227	$113	—	$114	3	$(2)	—
Avantis International Large Cap Value ETF	—	355	177	$2	180	4	(3)	—
Avantis International Small Cap Value ETF	—	179	89	2	92	2	(1)	—
	—	$761	$379	$4	$386	9	$(6)	—
(1)Distributions received includes distributions from net investment income and from capital gains, if any.

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Moderate Allocation ETF (Amounts in thousands)
Avantis Real Estate ETF	—	$40	—	—	$40	1	—	—
Avantis U.S. Equity ETF	—	589	—	$5	594	8	—	—
Avantis U.S. Large Cap Value ETF	—	205	—	2	207	4	—	—
Avantis U.S. Small Cap Equity ETF	—	68	—	—	68	1	—	—
Avantis U.S. Small Cap Value ETF	—	68	—	1	69	1	—	—
Avantis Core Fixed Income ETF	—	453	—	—	453	11	—	$1
Avantis Short-Term Fixed Income ETF	—	228	—	(1)	227	5	—	—
Avantis Emerging Markets Equity ETF	—	88	—	(1)	87	2	—	—
Avantis Emerging Markets Value ETF	—	59	—	—	59	1	—	—
Avantis International Equity ETF	—	148	—	(1)	147	3	—	—
Avantis International Large Cap Value ETF	—	74	—	—	74	2	—	—
Avantis International Small Cap Value ETF	—	29	—	—	29	—	—	—
	—	$2,049	—	$5	$2,054	39	—	$1
(1)Distributions received includes distributions from net investment income and from capital gains, if any.

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate(4)	Net Assets, End of Period (in thousands)
Avantis All Equity Markets ETF
2023(5)	$50.01	1.07	10.88	11.95	(0.99)	$60.97	24.04%	0.03%(6)	0.05%(6)	1.98%(6)	1.96%(6)	2%	$219,809

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio of operating expenses to average net assets and ratio of operating expenses before expense waiver to average net assets does not include any fees and expenses of the underlying funds.
(4)Excludes securities received or delivered in kind.
(5)September 27, 2022 (fund inception) through August 31, 2023.
(6)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations*:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate(4)	Net Assets, End of Period (in thousands)
Avantis All Equity Markets Value ETF
2023(5)	$50.62	—(6)	1.97	1.97	$52.59	3.89%	0.03%(7)	0.05%(7)	(0.03)%(7)	(0.05)%(7)	0%	$18,405

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio of operating expenses to average net assets and ratio of operating expenses before expense waiver to average net assets does not include any fees and expenses of the underlying funds.
(4)Excludes securities received or delivered in kind.
(5)June 27, 2023 (fund inception) through August 31, 2023.
(6)Per-share amount was less than $0.005.
(7)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations*:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate(4)	Net Assets, End of Period (in thousands)
Avantis All International Markets Equity ETF
2023(5)	$50.43	—(6)	0.75	0.75	$51.18	1.50%	0.03%(7)	0.05%(7)	(0.03)%(7)	(0.05)%(7)	0%	$640

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio of operating expenses to average net assets and ratio of operating expenses before expense waiver to average net assets does not include any fees and expenses of the underlying funds.
(4)Excludes securities received or delivered in kind.
(5)June 27, 2023 (fund inception) through August 31, 2023.
(6)Per-share amount was less than $0.005.
(7)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations*:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate(4)	Net Assets, End of Period (in thousands)
Avantis All International Markets Value ETF
2023(5)	$50.37	—(6)	1.13	1.13	$51.50	2.26%	0.03%(7)	0.05%(7)	(0.03)%(7)	(0.05)%(7)	0%	$386

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio of operating expenses to average net assets and ratio of operating expenses before expense waiver to average net assets does not include any fees and expenses of the underlying funds.
(4)Excludes securities received or delivered in kind.
(5)June 27, 2023 (fund inception) through August 31, 2023.
(6)Per-share amount was less than $0.005.
(7)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations*:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate(4)	Net Assets, End of Period (in thousands)
Avantis Moderate Allocation ETF
2023(5)	$50.39	0.06	0.99	1.05	$51.44	2.09%	0.03%(6)	0.05%(6)	0.69%(6)	0.67%(6)	0%	$2,058

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio of operating expenses to average net assets and ratio of operating expenses before expense waiver to average net assets does not include any fees and expenses of the underlying funds.
(4)Excludes securities received or delivered in kind.
(5)June 27, 2023 (fund inception) through August 31, 2023.
(6)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® All Equity Markets ETF, Avantis® All Equity Markets Value ETF, Avantis® All International Markets Equity ETF, Avantis® All International Markets Value ETF, and Avantis® Moderate Allocation ETF, (the “Funds”), five of the funds constituting the American Century ETF Trust, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Constituting the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Avantis® All Equity Markets ETF	For the period from September 27, 2022 (fund inception) through August 31, 2023
Avantis® All Equity Markets Value ETF	For the period from June 27, 2023 (fund inception) through August 31, 2023
Avantis® All International Markets Equity ETF
Avantis® All International Markets Value ETF
Avantis® Moderate Allocation ETF

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
October 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire on December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Jeremy I. Bulow, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Board Chair	Since 2017 (Board Chair since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	50	None
Jeremy I. Bulow (1954)	Trustee	Since 2022	Professor of Economics, Stanford University Graduate School of Business (1979 to present)	82	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired	50	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	115	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreements
Avantis All Equity Markets ETF
At a meeting held on June 21, 2023, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

The independent Trustees met separately in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors.
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In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the Fund’s management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management
52

agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1, and, for certain funds, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel). Under the unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was the lowest of the total expense ratios of the Fund’s peer expense universe and its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not
53

use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is fair in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

54

Avantis All Equity Markets Value ETF
Avantis All International Markets Equity ETF
Avantis All International Markets Value ETF
Avantis Moderate Allocation ETF

At a meeting held on March 15, 2023, the Funds’ Board of Trustees (the "Board") unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Avantis All Equity Markets Value ETF, Avantis All International Markets Equity ETF, Avantis All International Markets Value ETF, and Avantis Moderate Allocation ETF (collectively the "New Funds"). Under the Investment Company Act of 1940, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent Trustees.

In advance of the Board’s consideration, the Advisor provided information concerning the New Funds. The materials reviewed and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the New Funds’ characteristics and key attributes, the rationale for launching the New Funds, the experience of the staff designated to manage the New Funds, the proposed pricing, and the markets in which the New Funds would be sold. The information considered and the discussions held included, but were not limited to:

•the nature, extent, and quality of investment management and other services to be provided to the New Funds;
•the wide range of other programs and services the Advisor would provide to each New Fund and its shareholders on a routine and non-routine basis;
•each New Fund’s proposed investment objective and strategy, including a discussion of its anticipated investment performance and proposed benchmark;
•the cost of owning each New Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience; and
•any collateral benefits derived by the Advisor from the management of the New Funds.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent data provider and comparing each New Fund’s fee to the total expense ratio of expected peer funds. The annual management fees charged to shareholders of each of the New Funds were anticipated to be below the median of the total expense ratios of their respective peer universe.

When considering the approval of the management agreement for the New Funds, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the New Funds and the risk that the New Funds will not grow to a level that will become profitable to the Advisor. The Board considered the position that the New Funds would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. A majority of the Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the New Funds.

The independent Trustees considered all of the information provided by the Advisor and the independent Trustees’ independent counsel in connection with the approval, and evaluated such information for the New Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the terms of the management agreement were fair and reasonable and that the management fee to be charged to the New Fund is reasonable in light of the services to be provided and should be approved.
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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Funds are supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Avantis All Equity Markets ETF hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2023.

For corporate taxpayers, Avantis All Equity Markets ETF hereby designates $1,108,327, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2023 as qualified for the corporate dividends received deduction.

For the fiscal year ended August 31, 2023, Avantis All Equity Markets ETF intends to pass through to shareholders foreign source income of $235,589 and foreign taxes paid of $22,301, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2023 are $0.0654 and $0.0062, respectively.

58

Notes

59

Notes

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American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-98024 2310

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 13(a)(1) to American Century ETF Trust’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-23305, on October 25, 2018, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Barry A. Mendelson, Reginald M. Browne, Stephen E. Yates and Jeremy Bulow are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2022: $708,220
FY 2023: $821,270

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2022: $50,000
FY 2023: $193,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are Barry A. Mendelson, Jeremy Bulow, Stephen E. Yates and Reginald Browne.

(b) Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 13(a)(1) to American Century ETF Trust’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on File No. 811-23305, on October 25, 2018.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century ETF Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	October 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	October 27, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date:	October 27, 2023